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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03153

                           RUSSELL INVESTMENT COMPANY
               (Exact name of registrant as specified in charter)

                      909 A STREET, TACOMA WASHINGTON 98402
               (Address of principal executive offices) (Zip code)

                     GREGORY J. LYONS, ASSISTANT SECRETARY
                           RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                                  253-439-2406
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 253-572-9500
Date of fiscal year end: OCTOBER 31
Date of reporting period: November 1, 2005 to October 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS

INSTITUTIONAL FUNDS


2006 ANNUAL REPORT

CLASS E, I, AND Y SHARES:

EQUITY I FUND

EQUITY II FUND

EQUITY Q FUND

INTERNATIONAL FUND

FIXED INCOME I FUND

FIXED INCOME III FUND


CLASS C, E, AND S SHARES:

EMERGING MARKETS FUND

REAL ESTATE SECURITIES FUND

SHORT DURATION BOND FUND


CLASS C, E, I, AND S SHARES:

SELECT GROWTH FUND

SELECT VALUE FUND


OCTOBER 31, 2006


                                                                  (RUSSELL LOGO)

Russell Investment Company

Russell Investment Company is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on eleven of these Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

                                  [Blank Page]

                           Russell Investment Company

                              Institutional Funds

                                 Annual Report

                                October 31, 2006

                               Table of Contents

                                                                            Page
To Our Clients.......................................................         3

Market Summary.......................................................         4

Equity I Fund........................................................         9

Equity II Fund.......................................................        20

Equity Q Fund........................................................        36

International Fund...................................................        48

Fixed Income I Fund..................................................        70

Fixed Income III Fund................................................       102

Emerging Markets Fund................................................       144

Real Estate Securities Fund..........................................       160

Short Duration Bond Fund.............................................       168

Select Growth Fund...................................................       188

Select Value Fund....................................................       198

Notes to Schedules of Investments....................................       207

Statement of Assets and Liabilities..................................       210

Statement of Operations..............................................       214

Statements of Changes in Net Assets..................................       216

Financial Highlights.................................................       220

Notes to Financial Highlights........................................       232

Notes to Financial Statements........................................       233

Report of Independent Registered Public Accounting Firm..............       257

Tax Information......................................................       258

Basis for Approval of Investment Advisory Contracts..................       259

Shareholder Requests for Additional Information......................       263

Disclosure of Information about Fund Directors.......................       264

Manager, Money Managers and Service Providers........................       269

Russell Investment Company - Institutional Funds.

Copyright (c) Russell Investment Group 2006. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

FUND OBJECTIVES, RISKS, CHARGES AND EXPENSES SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER IMPORTANT INFORMATION MUST PRECEDE OR ACCOMPANY THIS MATERIAL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

SECURITIES DISTRIBUTED THROUGH RUSSELL FUND DISTRIBUTORS, INC. MEMBER NASD, PART OF RUSSELL INVESTMENT GROUP.

Effective July 1, 2006 Frank Russell Investment Company changed its name to Russell Investment Company ("RIC"). RIC Funds are distributed by Russell Fund Distributors, Inc., and advised by Russell Investment Management Company ("RIMCo"). Effective July 1, 2006 RIMCo changed its name from Frank Russell Investment Management Company.

Russell Investment Group and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

TO OUR CLIENTS



As you read Russell Investment Company's 2006 Annual Report, we would like to take this opportunity to review our investment approach, which is designed to help long-term investors build financial security and save for retirement.

Our process is complex, but our goal is simple. We evaluate and select money managers in each asset class and within each investment style. Then we build diversified mutual funds aimed at providing long-term, consistent results.

Russell guides investments for some of the world's largest investors--and we provide that same manager research to our mutual funds, which are available to individual investors.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

   (/s/ GREG STARK)

Greg Stark

Chief Executive Officer, Chairman and President.

                                                               To Our Clients  3

RUSSELL INVESTMENT COMPANY

MARKET SUMMARY AS OF OCTOBER 31, 2006 (UNAUDITED)

U.S. EQUITY MARKETS

For the fiscal year ending October 31, 2006, investors were preoccupied by The Federal Reserve Board's actions and commentary. In the first half of the year, when both economic growth and inflation were running above the Fed's comfort levels, the U.S. stock market was led by highly cyclical stocks, especially those tied to the strong performing commodities market. The stock market rewarded companies that were generating strong earnings growth in an economy that was growing at unsustainable levels.

However, the cumulative effects of rising energy prices and interest rates, and a notable slowdown in housing activity eventually resulted in the moderation in economic activity that the Fed had been seeking. By late spring and early summer 2006, investors were now asking whether the Fed had engineered a hard landing for the economy and whether a housing-led recession was unavoidable. This marked change in investor sentiment was reflected in a significant leadership reversal with lower risk, recession resistant stocks gaining favor. Now, the market favored stocks with the highest dividend yields as companies with above-average earnings growth prospects lost favor. Interestingly, however, overall market indexes showed impressive gains during the fiscal year, as the market responded to both sensational corporate earnings and evidence that the Fed's tightening cycle had ended. For the fiscal year ending October 31, 2006, the Russell 3000(R) Index returned 16.37%.

Despite the backdrop of strong corporate earnings (that have grown at double digit rates for the last three years), overall market leadership in this period was highly defensive. Stocks with high dividend yields substantially outperformed lower yielding stocks. Companies with well above-average growth rates lagged, in favor of slower growing firms. This investor preference for yield over growth was reflected in style leadership for the fiscal year, as the Russell 1000 Value(R) Index (+21.45%) outperformed the Russell 1000 Growth(R) Index (+10.86%). This extended the multi-year outperformance of value stocks and resulted in a further compression of valuations among companies (i.e., the dispersion of P/E multiples within the stock market).

Some of the value leadership is attributable to the market's preference for yield and interest rate sensitivity as investors digested the Fed's interest rate pause. Among the best sector performers were utilities (+26.77%) and financial services (+19.77%). Meanwhile, REITs returned an extraordinary 36.37%. In contrast, traditional growth sector returns within the Russell 1000(R) Index such as technology (+11.68%), health care (+10.34%), and consumer discretionary (+13.68%), while delivering positive absolute returns, lagged the Russell 1000(R) Index.

Market leadership continued to favor smaller and medium sized companies, although the spread narrowed as investors grew more defensive. The Russell 1000(R) Index (an index of large and medium capitalization companies) returned 16.02% versus 19.96% for the Russell 2000(R) Index (an index of small capitalization companies).

The fiscal year was extremely challenging for active money managers across the style spectrum. The Lipper Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 1.81%, the Lipper Large Cap Value Funds Average lagged the Russell 1000(R) Value Index by 3.72%, the Lipper Large Cap Growth Funds

 4  Market Summary

RUSSELL INVESTMENT COMPANY

Average underperformed the Russell 1000(R) Growth Index by 3.44%, and the Lipper Small-Cap Core Funds Average trailed the Russell 2000(R) by 3.56%. Even though the Lipper returns are net of fees, the actively managed mutual funds still trailed the indexes by a large margin.

The main contributors to the difficult active management environment were the significant out-performance of higher yielding stocks that many value investors considered overvalued and the poor returns of the faster growing companies within the growth arena. With the narrow valuation spreads among companies of differing growth rates, active money managers were positioned toward "growthier" companies within their benchmarks. The market did not reward this positioning during this period.

U.S. REAL ESTATE MARKETS

During the past fiscal year, the public real estate investment trust (REIT) market again exhibited strong performance. REITs, as measured by the FTSE-NAREIT US Equity REIT Index (NAREIT Equity Index), posted a 36.37% total return for the fiscal year ending October 31, 2006. Several factors helped boost REIT performance including robust demand for real estate by private institutional investors, a wave of REIT privatizations and an overall equity market that continued to reward higher yielding stocks.

Apartment, office and industrial were the best performing sectors for the year; all generating total returns in excess of 40%. The specialty sector, which includes several timber companies, and the manufactured home sub-sector were the poorest performers.

Over the first ten months of calendar year 2006, there were ten major REIT mergers/privatizations transactions with a total value over $37 billion. These transactions, in which the acquirers, mainly private buyers, purchase all of the outstanding publicly traded shares of a REIT, have helped increase REIT share prices to higher levels. The level of transaction activity in the first 10 months of 2006 increased significantly over the entire year of 2005, which saw approximately $27 billion in transactions. Putting this transaction volume in perspective, with the market capitalization of the NAREIT Equity Index at approximately $387 billion on October 31, 2006, about 10% of the REIT industry was sold to a combination of public and private buyers. When compared to REIT share prices prior to the announcements, the 2006 transactions averaged an overall 8.60% premium. Privatization activity was driven by well-capitalized buyers, including so called "club deals" involving more than one buyer and motivated sellers willing to sell their companies into a strong real estate market to take advantage of the attractive 15% capital gains tax rate. The majority of activity was focused among office companies, which accounted for approximately 60% of the 2006 transaction value. The office sector's strong performance was driven by improvement in property fundamentals and deal activity.

At the end of the fiscal year, while REITs were trading near private market valuation levels, they were also trading at the top of historic ranges versus stocks and bonds.

NON-U.S. EQUITY MARKETS

Non-U.S. stocks gained 28.04% as measured by the MSCI EAFE Index (gross) for the fiscal year ending October 31, 2006. Non-U.S. stocks were boosted as the US dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE Index rose 22.41% over the 12-month period.

Non-U.S. stocks benefited from continued global growth and strong corporate earnings. The world became more integrated; however, the U.S. economy and markets continued to drive the prospects for global growth. There was evidence of this as the U.S. interest rate cycle and direction of the Federal Reserve affected global markets. Growth in emerging economies like India and China also had an increasing impact on the strength of developed markets through their demand for goods and infrastructure development.

                                                               Market Summary  5

RUSSELL INVESTMENT COMPANY

After strong gains in 2005, MSCI Japan Index lagged other major non-U.S. markets in the fiscal year, returning 16.63%. Investor sentiment waned towards Japanese stocks on fears of a deceleration in the economy. Elsewhere in the region, MSCI Pacific ex Japan Index gained 28.73% due to strong gains in Australian and Singapore companies.

Europe, as represented by the MSCI Europe Index, outperformed the Pacific Basin, as represented by the MSCI Pacific Basin Index, returning 32.32% over the fiscal year. Across Europe, the best performing sectors were utilities and materials, both up over 50%. By country, smaller markets such as Spain and the Netherlands fared best. Helped by strong performance of health care, materials and utilities stocks, Europe's larger markets of Germany and France delivered returns above the index. Elsewhere, MSCI United Kingdom Index lagged Europe with a gain of 28.55%. The U.K. underperformed the rest of Europe due to weakness in its energy and telecommunication sectors. The Bank of England raised interest rates due to greater inflationary pressures as small signs of economic improvement became evident over the fiscal year.

From the sector perspective, utilities performed best across the non-U.S. developed markets, returning 42.50%, as represented by the MSCI EAFE Index, largely due to a mid-year shift in market sentiment whereby defensive-oriented, high dividend yielding stocks gained favor. The materials sector, led by metals and mining stocks, was also a strong performer, up 38.79% as measured by the materials sector grouping based on the Global Industry Classification Standard
(GICS) definitions. The financial sector also performed well returning 34.16% as measured by the financials sector grouping based on the GICS definitions; whereas, technology and energy were the worst performing sectors over the period, with gains of only 14.04% and 13.23%, respectively, as measured by the technology and energy sector groupings based on the GICS definitions. Energy stocks fell from mid-July to late September as the price of oil fell dramatically, from nearly $80 per barrel to less than $60.

With the value segment of MSCI EAFE Index more weighted towards industrial cyclicals (materials) and financials, the market environment was slightly more favorable for value-oriented investors. The MSCI EAFE Value Index rose 31.66%, compared with 24.41% for the MSCI EAFE Growth Index. Investors continued to favor smaller capitalization stocks over larger capitalization stocks with the S&P/Citigroup EMI World ex US Index (an index of smaller capitalization companies) up 32.03% in the period versus the S&P/Citigroup PMI World ex US (in index of larger capitalization companies) up 27.47%.

Markets not represented in the MSCI EAFE Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed counterparts, as the MSCI Emerging Markets Index rose 35.42%. Emerging markets countries benefited from the materials and industrials sectors. Canadian stocks rose 27.50% (MSCI Canada Index) during the period.

EMERGING MARKETS

During the fiscal year, the MSCI Emerging Markets Index (gross) posted strong returns of 35.42%, outperforming developed markets as measured by the MSCI World Index Free which returned 21.91%. The emerging markets asset class performed strongly in the first half of the fiscal year until early May 2006. The strong returns were driven by strong performance of large capitalization emerging markets stocks, significant asset inflows and outperformance of energy and material stocks on the back of strong commodity prices. In early May, there was a strong market reversal, which brought with it an increase in risk aversion. Investors re-focused on global inflation and interest rate concerns and commodity prices slipped from their record highs. The markets that had performed well earlier in the year were subject to the largest sell-offs and emerging markets fell more than 24% from its high point. In mid-June, the markets stabilized and recovered most of the losses from the sell-off. Contained U.S. inflation and expectations that global monetary tightening had peaked

 6  Market Summary

RUSSELL INVESTMENT COMPANY

outweighed concerns of a U.S. economic slowdown and gave a positive backdrop for improved performance in emerging markets equities.

In terms of regions, both Asia (+38.71% as measured by the MSCI EM Asia Index) and Latin America (+38.47% as measured by the MSCI EM Latin America Index) were strong performers. The MSCI EM (Emerging Markets) Europe, Middle East and Africa Index (EMEA) underperformed the MSCI EM (Emerging Markets) Index, but still posted a respectable return of 27.47%. Some of the smaller markets such as Indonesia, Morocco, Peru and the Philippines, were the best performers, each returning more than 59% as measured by the MSCI Indonesia, MSCI Morocco, MSCI Peru and MSCI Philippines Indexes, respectively. However, some large markets, such as India, which enjoyed strong macroeconomic strength (+66.79% as measured by the MSCI India Index), China (+58.94% as measured by the MSCI China Index), and Russia (+54.76% as measured by the MSCI Russia Index) also posted strong returns. MSCI Barra increased Russia's weight in the MSCI EM (Emerging Markets) Index twice over the fiscal year, and at the end of the period, Russia was the third largest country weight in that Index. The small market of Jordan was the only country with negative absolute returns, falling 27.45% as measured by the MSCI Jordan Index. Other notable relative underperformers included Turkey (+17.07% as measured by the MSCI Turkey Index), Egypt (+22.48% as measured by the MSCI Egypt Index), South Africa (+25.54% as measured by the MSCI South Africa Index), and Taiwan (+26.06% as measured by the MSCI Taiwan Index). Returns from Turkey and South Africa were dampened by their currencies, which fell more than 7% each. Israel (+4.14% as measured by the MSCI Israel Index) also underperformed following Prime Minister Ariel Sharon's stroke and Islamist militant group Hamas' Palestinian parliamentary elections victory.

Currencies were broadly strong against the U.S. dollar with some, such as the Korean won, up more than 10%.

The industrial sectors performed well. Although consumer discretionary and technology stocks underperformed the index, they still returned more than 25% in absolute terms. The small sector of health care was notably weak returning only 3.99% due to stock-specific concerns of the large cap company, Teva Pharmaceuticals.

U.S. FIXED INCOME MARKETS

The Federal Reserve Board's interest rate hikes were one of the biggest factors impacting the fixed income markets. The Fed raised the target fed funds rate (the interest rate at which depository institutions lend money at the Fed to other depository institutions overnight) six times throughout the fiscal year, from 3.75% at the end of October 2005 to 5.25% one year later. The Fed's interest rate hikes reflected a continued attempt to move toward a neutral monetary policy to counter rising inflationary pressures. Despite inflation measures that remained elevated and above the Fed's comfort level, the Fed's highly anticipated pause, after 17 consecutive rate hikes since June 2004, came in August,. The Fed cited moderating economic growth and the cumulative effects of previous interest rate hikes as impetuses for the pause. The Treasury yield curve moved markedly from month to month as investors tried to reconcile conflicting economic signals (e.g., a slowing housing market, rising (and falling) commodity prices, wage inflation, and productivity concerns). On a rolling one-year basis, however, shorter-term rates followed Fed policy, while longer-term rates remained virtually unchanged. This resulted in an upward-sloping, normal yield curve becoming inverted (when short term interest rates exceed long rates) by fiscal year end. With nearly static intermediate and long-term rates, investment grade bonds relied upon higher coupon rates in order to provide yield higher than US Treasuries. The Lehman Brothers US Aggregate Bond Index, a broad measure of US investment grade fixed income securities, returned 5.19% for the fiscal year ending October 31, 2006.

                                                               Market Summary  7

RUSSELL INVESTMENT COMPANY

Among sectors, the riskier sectors continued to post strong performance. As in the three prior years, high yield and emerging market debt bonds outperformed other bond sectors. High yield bonds continued to benefit from record low corporate default levels, as well as strong technical demand for increased yield. The high yield bond sector, as represented by the Lehman Brothers US Corporate High Yield Index, returned 10.31% over the year compared to 4.43% for the Lehman Brothers US Treasury Index. Emerging market debt performed well due in part to commodity price increases, credit ratings upgrades and relatively non-turbulent election cycles. Emerging market bonds, as represented by the Lehman Brothers Emerging Markets (US Dollar) Index, returned 12.02%.

Investment grade corporate bonds benefited from the same factors that drove the high yield market. For the fiscal year, the Lehman Brothers US Credit Index returned 5.36%. Despite another year of increased regulatory scrutiny of the mortgage market, mortgage securities continued to do well. The Lehman Brothers MBS Fixed Rate Index returned 5.68%. As the fiscal year ended, yield spreads between corporate bonds and mortgages relative to Treasuries continued to be at historical lows. This reflected a search for yield even in the face of a bondholder-unfriendly market environment with loosening underwriting standards, share repurchases and escalating leveraged buyout activity.

 8  Market Summary

RUSSELL INVESTMENT COMPANY
EQUITY I FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                    EQUITY I - CLASS I++                RUSSELL 1000(R) **
                                                                    --------------------                ------------------
Inception*                                                                 10000                              10000
1997                                                                       13392                              13184
1998                                                                       15533                              15783
1999                                                                       19236                              19821
2000                                                                       20033                              21616
2001                                                                       14628                              15987
2002                                                                       12573                              13653
2003                                                                       15216                              16700
2004                                                                       16432                              18258
2005                                                                       18563                              20169
2006                                                                       21225                              23401

Equity I - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 14.34%
5 Years                                 7.73%sec.
10 Years                                7.82%sec.

Equity I - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 14.07%
5 Years                                 7.47%sec.
10 Years                                7.63%sec.

Equity I - Class Y ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 14.48%
5 Years                                 7.81%sec.
10 Years                                7.87%sec.

Russell 1000(R) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.02%
5 Years                                 7.92%sec.
10 Years                                8.87%sec.

                                                                Equity I Fund  9

RUSSELL INVESTMENT COMPANY
EQUITY I FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Equity I Fund Class I, Class E and Class Y gained 14.34%, 14.07% and 14.48%, respectively. This compared to the Russell 1000(R) Index, which gained 16.02% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Core Funds Average returned 13.60%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The market's preference during the year for stocks with high dividend yields and its relative disfavor of companies with above-average growth rates and strong earnings trends represented a difficult environment for the Fund, given the Fund's focus on undervalued companies with above-average growth rates. After many years of value stocks outpacing growth stocks, growth stocks are selling at unusually low valuation premiums. The Fund's preference for growth stocks was unrewarded in the period as the market favored high dividend yield stocks. The Fund's performance was competitive to its peers, however, during this difficult environment for active money managers.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

During the past year, the Fund's money managers maintained their preference for companies with above-average growth rates that were selling at attractive valuations. Additionally, Fund money managers emphasized companies showing strong current earnings trends. With an anticipated slowdown in the economy and corporate earnings growth rates, the Fund's money managers believed that the market would reward growth companies that could sustain their growth rates. However, with the market's preference for yield rather than growth and continued strong corporate earnings, the relative advantage of undervalued growth companies was not rewarded.

The main driver of the Fund's underperformance relative to the benchmark was its underweight in high dividend yield groups such as utilities and REITs and its overweight in growth companies. Industry selection also detracted from relative performance with the Fund being overweight in underperforming industry groups, such as communications technology, biotechnology, health services, and oil service. Finally, the market did not reward companies that generated positive earnings surprises or raised their earnings forecasts. The Fund's money managers focused on such companies, which detracted from relative performance.

At the money manager level, AllianceBernstein L.P., MFS Institutional Advisors, Inc., Schneider Capital Management Corporation, and Suffolk Capital Management LLC outperformed their benchmarks due to favorable stock selection. The market environment was challenging for the Fund's growth money managers such as Ark Asset Management Co., Inc., Marsico Capital Management, LLC, Turner Investment Partners, Inc. and Montag & Caldwell, Inc. and they underperformed their benchmarks.

RIMCo may employ a "select holdings" strategy for a portion of the Fund's assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund's money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund's exposure to stocks that are viewed as attractive by multiple money managers. As the Fund underperformed for the period, the select holdings strategy also underperformed the benchmark. The strategy's overweight to under-valued growth companies was not rewarded during the period.

At the stock selection level, the Fund benefited from overweighted positions in strong performers such as Goldman Sachs, CSX, Kohls, McDonald's, and Google, as well as from underweighted positions in underperformers such as Intel and Dell. However, overweights in underperformers such as Genentech, UnitedHealth, Qualcomm, and JDS Uniphase, as well as underweights in strong performers such as AT&T, ExxonMobil, and Microsoft, detracted from performance.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes to the Fund's structure or money manager line-up during the year.

Money Managers as of                                                 Styles
October 31, 2006


AllianceBernstein, L.P.                     Value
Ark Asset Management Co., Inc.              Growth
Institutional Capital Corporation           Value
Marsico Capital Management, LLC             Growth
MFS Institutional Advisors, Inc.            Value
Montag & Caldwell, Inc.                     Growth
Schneider Capital Management                Value
Suffolk Capital Management, LLC             Market-Oriented
Turner Investment Partners, Inc.            Growth

 10  Equity I Fund

RUSSELL INVESTMENT COMPANY
EQUITY I FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.


                              --------------------

*      Assumes initial investment on November 1, 1996.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

++++ The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the performance of the Fund's Class I Shares from November 1, 1996 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

++++++ The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the performance of the Fund's Class I Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                               Equity I Fund  11

RUSSELL INVESTMENT COMPANY
EQUITY I FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,028.40      $     1,020.47
Expenses Paid During
Period*                       $         4.81      $         4.79

* Expenses are equal to the Fund's annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,029.70      $     1,021.63
Expenses Paid During
Period*                       $         3.63      $         3.62

* Expenses are equal to the Fund's annualized expense ratio of 0.71% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS Y                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,030.50      $     1,021.98
Expenses Paid During
Period*                       $         3.28      $         3.26

* Expenses are equal to the Fund's annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 12  Equity I Fund

RUSSELL INVESTMENT COMPANY
EQUITY I FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 93.3%
Auto and Transportation - 3.8%
American Axle & Manufacturing Holdings, Inc. (N)       14,200             266
Autoliv, Inc.                                           8,800             501
BorgWarner, Inc.                                        7,000             403
Burlington Northern Santa Fe Corp.                    136,118          10,553
CH Robinson Worldwide, Inc.                            43,650           1,822
CSX Corp.                                             414,800          14,796
FedEx Corp.                                            95,641          10,955
Ford Motor Co. (N)                                     17,400             144
General Motors Corp. (N)                               18,500             646
Lear Corp.                                              1,400              42
Magna International, Inc. Class A                       2,800             210
Navistar International Corp. (AE)                     135,450           3,756
Norfolk Southern Corp.                                 44,500           2,339
Southwest Airlines Co.                                 36,650             551
Toyota Motor Corp. - ADR                               56,653           6,685
Union Pacific Corp.                                    53,342           4,834
United Parcel Service, Inc. Class B                    10,100             761
US Airways Group, Inc. (AE)(N)                         33,600           1,675
Visteon Corp. (AE)                                    253,400           1,870
                                                                 ------------
                                                                       62,809
                                                                 ------------

Consumer Discretionary - 13.8%
Accenture, Ltd. Class A                                70,450           2,319
Activision, Inc. (AE)                                  48,250             744
Best Buy Co., Inc.                                     14,900             823
Big Lots, Inc. (AE)                                    17,400             367
Black & Decker Corp.                                    6,400             537
Carnival Corp.                                         23,950           1,169
CBS Corp. Class B                                      43,200           1,250
Coach, Inc. (AE)                                      151,070           5,988
Costco Wholesale Corp.                                 79,900           4,265
Dollar General Corp.                                   17,700             248
eBay, Inc. (AE)                                        38,800           1,247
Electronic Arts, Inc. (AE)                            142,300           7,526
Estee Lauder Cos., Inc. (The) Class A                  29,800           1,204
Family Dollar Stores, Inc.                              8,400             247
Federated Department Stores, Inc.                      76,000           3,337
Focus Media Holding, Ltd. - ADR (AE)(N)                25,250           1,336
Four Seasons Hotels, Inc.                              52,879           3,392
GameStop Corp. Class A (AE)(N)                         33,050           1,688
Gannett Co., Inc.                                      16,800             994
Gap, Inc. (The)                                       104,000           2,186
Google, Inc. Class A (AE)                              52,658          25,086
Harman International Industries, Inc.                  12,600           1,290
Hewitt Associates, Inc. Class A (AE)                  120,000           3,004
Hilton Hotels Corp.                                   225,900           6,533
Home Depot, Inc.                                       11,000             411
Intercontinental Hotels Group PLC - ADR (AE)(N)       208,200           4,052

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
International Game Technology                          69,140           2,939
Interpublic Group of Cos., Inc. (AE)(N)                40,900             446
JC Penney Co., Inc.                                    45,000           3,385
Jones Apparel Group, Inc. (N)                          15,700             524
Kimberly-Clark Corp.                                    6,350             422
Kohl's Corp. (AE)                                     102,800           7,258
Las Vegas Sands Corp. (AE)                             85,287           6,499
Liberty Global, Inc. Series A (AE)(N)                  51,857           1,361
Liberty Global, Inc. Series C (AE)                     56,171           1,428
Liberty Media Holding Corp. Class A (AE)               52,662           2,754
Limited Brands, Inc.                                   21,650             638
Liz Claiborne, Inc.                                    29,200           1,231
Lowe's Cos., Inc.                                     156,575           4,719
Mattel, Inc.                                           37,500             849
McDonald's Corp. (N)                                  426,400          17,875
McGraw-Hill Cos., Inc. (The)                           26,900           1,726
MGM Mirage (AE)                                        80,267           3,453
Monster Worldwide, Inc. (AE)                           32,000           1,296
Newell Rubbermaid, Inc.                                13,150             379
News Corp. Class A                                    210,140           4,381
Nike, Inc. Class B                                     34,900           3,207
Nutri System, Inc. (AE)(N)                             31,570           1,947
Office Depot, Inc. (AE)                                13,700             575
Omnicom Group, Inc.                                    35,230           3,574
Quiksilver, Inc. (AE)(N)                              183,100           2,554
RadioShack Corp. (N)                                   67,000           1,195
Saks, Inc. (N)                                         16,300             315
Scientific Games Corp. (AE)                            47,820           1,340
Sears Holdings Corp. (AE)(N)                           13,100           2,286
Staples, Inc.                                         225,300           5,811
Starbucks Corp. (AE)                                  365,358          13,792
Starwood Hotels & Resorts Worldwide, Inc. (o)          43,300           2,587
Station Casinos, Inc. (N)                              34,831           2,100
Target Corp.                                          138,073           8,171
Tech Data Corp. (AE)                                   10,600             417
Time Warner, Inc.                                     284,800           5,699
TJX Cos., Inc.                                         57,250           1,657
Urban Outfitters, Inc. (AE)(N)                         94,600           1,656
VF Corp.                                                7,500             570
Viacom, Inc. Class A (AE)                             135,320           5,267
Wal-Mart Stores, Inc.                                 208,750          10,287
Walt Disney Co.                                        15,300             481
Wynn Resorts, Ltd. (AE)                                15,145           1,114

                                                               Equity I Fund  13

RUSSELL INVESTMENT COMPANY
EQUITY I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc. Class A
   (AE)(N)                                            244,550           2,851
Yum! Brands, Inc.                                      54,775           3,257
                                                                 ------------
                                                                      227,516
                                                                 ------------

Consumer Staples - 6.9%
Altria Group, Inc.                                    347,530          28,265
Clorox Co.                                             12,200             788
Coca-Cola Co. (The)                                   115,000           5,373
Coca-Cola Enterprises, Inc.                             8,600             172
Colgate-Palmolive Co.                                  84,700           5,418
ConAgra Foods, Inc.                                    11,300             295
Constellation Brands, Inc. Class A (AE)(N)            103,100           2,834
CVS Corp.                                              31,900           1,001
Diageo PLC - ADR                                       31,940           2,379
General Mills, Inc.                                     3,700             210
Heineken NV - ADR (AE)                                 73,888           1,666
Kellogg Co. (N)                                        73,610           3,703
Kroger Co. (The)                                       35,400             796
Molson Coors Brewing Co. Class B (N)                   16,900           1,203
NBTY, Inc. (AE)                                        39,160           1,089
PepsiCo, Inc.                                         329,095          20,878
Procter & Gamble Co.                                  465,528          29,510
Safeway, Inc.                                          14,700             432
Sara Lee Corp.                                         40,100             686
Tyson Foods, Inc. Class A                              61,200             884
UST, Inc. (N)                                          11,200             600
Walgreen Co.                                          114,100           4,984
                                                                 ------------
                                                                      113,166
                                                                 ------------

Financial Services - 21.4%
ACE, Ltd.                                               5,300             303
Allstate Corp. (The)                                  138,560           8,502
American Express Co.                                  144,800           8,371
American International Group, Inc.                    364,800          24,504
Annaly Capital Management, Inc. (o)                   273,050           3,582
AON Corp.                                             132,800           4,620
Astoria Financial Corp.                                 8,400             244
Bank of America Corp.                                 579,771          31,232
Bank of New York Co., Inc. (The)                       83,100           2,856
BB&T Corp. (N)                                         12,800             557
Capital One Financial Corp.                            46,500           3,689
CB Richard Ellis Group, Inc. Class A (AE)              80,105           2,406
Charles Schwab Corp. (The)                            132,480           2,414
Chicago Mercantile Exchange Holdings, Inc. Class
   A                                                    4,840           2,425
Chubb Corp.                                            48,270           2,566
Citigroup, Inc.                                       446,140          22,378
Comerica, Inc.                                         13,200             768
Commerce Bancorp, Inc. (N)                             38,900           1,358
Countrywide Financial Corp.                           399,700          15,237

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Fannie Mae                                            273,480          16,206
Fidelity National Financial, Inc.                       5,050             113
Fidelity National Title Group, Inc. Class A            10,991             242
First American Corp.                                    2,500             102
First Data Corp.                                       37,300             905
First Horizon National Corp. (N)                       14,300             562
Franklin Resources, Inc.                               16,400           1,869
Freddie Mac                                            30,700           2,118
Genworth Financial, Inc. Class A                      362,594          12,125
Global Payments, Inc.                                  36,190           1,582
Goldman Sachs Group, Inc.                             151,485          28,750
Hartford Financial Services Group, Inc.                83,530           7,281
Hudson City Bancorp, Inc.                              47,550             653
Huntington Bancshares, Inc. (N)                        12,900             315
IndyMac Bancorp, Inc. (N)                               8,550             389
iShares Russell 1000 Value Index Fund (N)              41,350           3,285
JPMorgan Chase & Co.                                  528,650          25,079
KeyCorp                                                26,500             984
Lehman Brothers Holdings, Inc.                        106,844           8,317
Lincoln National Corp.                                  5,200             329
Loews Corp.                                            27,150           1,057
MBIA, Inc. (N)                                         11,100             688
Merrill Lynch & Co., Inc.                             196,100          17,143
Metlife, Inc.                                         170,840           9,760
MGIC Investment Corp. (N)                               9,200             541
Morgan Stanley                                        112,632           8,608
National City Corp.                                    32,510           1,211
North Fork Bancorporation, Inc.                       150,700           4,307
Old Republic International Corp.                       28,600             644
PartnerRe, Ltd. (N)                                     5,300             371
Paychex, Inc.                                         141,900           5,602
PNC Financial Services Group, Inc.                     42,370           2,967
RenaissanceRe Holdings, Ltd. (N)                       32,925           1,791
St. Paul Travelers Cos., Inc. (The)                   138,414           7,077
SunTrust Banks, Inc.                                   56,030           4,426
Torchmark Corp.                                         3,400             210
UBS AG (N)                                            241,299          14,439
UnumProvident Corp. (N)                                61,850           1,223
US Bancorp                                              7,974             270
Wachovia Corp.                                         69,200           3,841
Waddell & Reed Financial, Inc. Class A                  9,200             235
Washington Mutual, Inc. (N)                            59,535           2,518
Wells Fargo & Co.                                     369,755          13,418

 14  Equity I Fund

RUSSELL INVESTMENT COMPANY
EQUITY I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Western Union Co. (The) (AE)                           37,300             823
XL Capital, Ltd. Class A                                4,750             335
                                                                 ------------
                                                                      352,723
                                                                 ------------

Health Care - 11.2%
Abbott Laboratories                                   147,310           6,999
Allergan, Inc.                                         37,670           4,351
AmerisourceBergen Corp.                                16,300             769
Amgen, Inc. (AE)                                      141,200          10,719
Amylin Pharmaceuticals, Inc. (AE)(N)                   50,053           2,200
Baxter International, Inc.                            213,800           9,828
Boston Scientific Corp. (AE)                           42,350             674
Bristol-Myers Squibb Co.                              132,400           3,277
Cardinal Health, Inc.                                  24,200           1,584
Caremark Rx, Inc.                                     122,500           6,031
Celgene Corp. (AE)(N)                                  59,700           3,190
Community Health Systems, Inc. (AE)                    59,100           1,918
Covance, Inc. (AE)                                     43,860           2,566
DaVita, Inc. (AE)                                      12,700             707
Eli Lilly & Co.                                       103,000           5,769
Endo Pharmaceuticals Holdings, Inc. (AE)(N)             6,600             188
Fisher Scientific International, Inc. (AE)(N)          44,800           3,836
Genentech, Inc. (AE)                                  189,281          15,767
Genzyme Corp. (AE)                                     38,688           2,612
Gilead Sciences, Inc. (AE)                             87,280           6,014
Henry Schein, Inc. (AE)                                33,190           1,649
Human Genome Sciences, Inc. (AE)(N)                   249,300           3,328
Intuitive Surgical, Inc. (AE)(N)                       19,220           1,906
Invitrogen Corp. (AE)(N)                               43,400           2,518
Johnson & Johnson                                     208,950          14,083
Medco Health Solutions, Inc. (AE)                      58,500           3,130
Medtronic, Inc.                                        50,700           2,468
Merck & Co., Inc.                                     215,770           9,800
Novartis AG - ADR                                     100,550           6,106
Omnicare, Inc. (N)                                     68,900           2,610
Panacos Pharmaceuticals, Inc. (AE)(N)                  97,200             667
PDL BioPharma, Inc. (AE)(N)                            91,500           1,933
Pfizer, Inc.                                          222,000           5,916
Sanofi-Aventis - ADR (AE)                              75,950           3,242
Schering-Plough Corp.                                  33,900             751
St. Jude Medical, Inc. (AE)                           134,300           4,613
Stryker Corp.                                         106,100           5,548
Tenet Healthcare Corp. (AE)(N)                         67,200             474
Triad Hospitals, Inc. (AE)(N)                          51,850           1,920
UnitedHealth Group, Inc.                              250,526          12,221
WellPoint, Inc. (AE)                                   61,800           4,717
Wyeth                                                 107,080           5,464
                                                                 ------------
                                                                      184,063
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Integrated Oils - 4.1%
Chevron Corp.                                         138,751           9,324
ConocoPhillips                                        109,760           6,612
Exxon Mobil Corp.                                     327,960          23,423
Hess Corp.                                            244,990          10,388
Marathon Oil Corp.                                     20,600           1,780
Murphy Oil Corp.                                       72,700           3,428
Occidental Petroleum Corp.                            125,600           5,896
Total SA - ADR                                        109,530           7,463
                                                                 ------------
                                                                       68,314
                                                                 ------------

Materials and Processing - 3.1%
Air Products & Chemicals, Inc.                         33,133           2,308
Archer-Daniels-Midland Co.                            108,061           4,160
Ashland, Inc.                                           8,500             502
Avery Dennison Corp.                                    3,400             215
BHP Billiton, Ltd. - ADR (N)                           32,400           1,379
Bunge, Ltd. (N)                                         5,000             321
Cameco Corp.                                           61,200           2,150
Cytec Industries, Inc.                                 17,650             978
Dow Chemical Co. (The)                                 32,800           1,338
Ecolab, Inc.                                           33,300           1,510
EI Du Pont de Nemours & Co.                            15,400             705
Hercules, Inc. (AE)                                    23,400             426
Imperial Chemical Industries PLC - ADR (AE)(N)         80,500           2,510
International Paper Co.                               169,600           5,656
Lubrizol Corp.                                          8,950             403
Masco Corp.                                           131,690           3,641
Monsanto Co.                                          144,290           6,381
Mosaic Co. (The) (AE)(N)                               41,000             768
PPG Industries, Inc.                                   46,940           3,211
Praxair, Inc.                                           6,365             384
Rio Tinto PLC - ADR (N)                                12,500           2,767
Sherwin-Williams Co. (The)                             34,800           2,061
Smurfit-Stone Container Corp. (AE)                     39,000             416
Sonoco Products Co.                                     6,300             224
St. Joe Co. (The) (N)                                  30,940           1,664
Syngenta AG - ADR                                     127,503           4,109
United States Steel Corp.                               7,800             527
                                                                 ------------
                                                                       50,714
                                                                 ------------

Miscellaneous - 3.4%
3M Co.                                                 83,100           6,551
Eaton Corp.                                            12,200             884
General Electric Co.                                1,041,240          36,558
Hillenbrand Industries, Inc.                            8,800             516
Honeywell International, Inc.                         100,650           4,239
SPX Corp.                                               8,950             515

                                                               Equity I Fund  15

RUSSELL INVESTMENT COMPANY
EQUITY I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Textron, Inc.                                          25,400           2,310
Tyco International, Ltd.                              130,500           3,841
                                                                 ------------
                                                                       55,414
                                                                 ------------

Other Energy - 3.2%
Apache Corp.                                           51,300           3,351
Baker Hughes, Inc.                                     92,300           6,373
Cameron International Corp. (AE)                       17,200             862
Devon Energy Corp.                                     57,410           3,837
Halliburton Co.                                       336,100          10,873
Massey Energy Co. (AE)(N)                             163,550           4,130
National-Oilwell Varco, Inc. (AE)                      30,360           1,834
Reliant Energy, Inc. (AE)(N)                          615,300           7,802
Rowan Cos., Inc.                                        4,000             133
Schlumberger, Ltd.                                    178,039          11,231
Smith International, Inc.                              18,100             714
Valero Energy Corp.                                    25,600           1,340
                                                                 ------------
                                                                       52,480
                                                                 ------------

Producer Durables - 5.3%
AGCO Corp. (AE)                                       104,850           2,805
Agilent Technologies, Inc. (AE)                        49,950           1,778
Alcatel SA - ADR (AE)(N)                              122,850           1,560
American Power Conversion Corp. (N)                    89,500           2,706
Applied Materials, Inc.                               160,060           2,783
Boeing Co.                                             94,200           7,523
Bombardier, Inc. (AE)                                 508,900           1,754
Caterpillar, Inc.                                      69,200           4,201
Centex Corp. (N)                                       61,600           3,222
Crown Castle International Corp. (AE)(N)               56,210           1,891
Danaher Corp.                                          32,610           2,340
Deere & Co.                                            63,610           5,415
Emerson Electric Co.                                   18,400           1,553
ESCO Technologies, Inc. (AE)(N)                        13,900             604
Goodrich Corp.                                         56,850           2,507
Ingersoll-Rand Co., Ltd. Class A                        8,800             323
Itron, Inc. (AE)(N)                                     9,700             528
KB Home (N)                                            37,963           1,706
Lennar Corp. Class A (N)                               36,384           1,727
Lexmark International, Inc. Class A (AE)                2,800             178
Lockheed Martin Corp.                                 146,865          12,767
Northrop Grumman Corp.                                108,660           7,214
Pitney Bowes, Inc.                                      3,500             163
Pulte Homes, Inc. (N)                                  71,250           2,208
Roper Industries, Inc.                                 35,000           1,675
Teradyne, Inc. (AE)(N)                                 75,600           1,060
Thermo Electron Corp. (AE)                             66,920           2,869
United Technologies Corp.                             177,402          11,659
                                                                 ------------
                                                                       86,719
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Technology - 12.1%
Adobe Systems, Inc. (AE)                               66,400           2,540
Agere Systems, Inc. (AE)                               26,200             445
Akamai Technologies, Inc. (AE)(N)                      84,410           3,955
Apple Computer, Inc. (AE)                             250,030          20,272
Arrow Electronics, Inc. (AE)                           16,500             493
AU Optronics Corp. - ADR (AE)(N)                      241,246           3,276
Avnet, Inc. (AE)                                       12,700             301
BearingPoint, Inc. (AE)(N)                            254,350           2,119
Broadcom Corp. Class A (AE)                           117,200           3,548
Celestica, Inc. (AE)(N)                               139,850           1,375
Cisco Systems, Inc. (AE)                              676,119          16,315
Citrix Systems, Inc. (AE)                              42,640           1,259
Cognizant Technology Solutions Corp. Class A
   (AE)                                                15,840           1,192
Corning, Inc. (AE)                                    206,200           4,213
Dell, Inc. (AE)                                       192,050           4,673
Electronic Data Systems Corp.                          27,000             684
EMC Corp. (AE)                                        143,400           1,757
F5 Networks, Inc. (AE)                                 17,700           1,172
Flextronics International, Ltd. (AE)                   20,450             237
Formfactor, Inc. (AE)                                  62,500           2,386
General Dynamics Corp.                                 73,818           5,248
Hewlett-Packard Co.                                   460,277          17,831
Intel Corp.                                           132,660           2,831
International Business Machines Corp.                  75,900           7,008
International Rectifier Corp. (AE)                     49,650           1,786
JDS Uniphase Corp. (AE)(N)                            238,600           3,467
L-3 Communications Holdings, Inc. Class 3              40,900           3,293
Lucent Technologies, Inc. (AE)(N)                     118,050             287
MEMC Electronic Materials, Inc. (AE)                   39,800           1,413
Microsoft Corp.                                       505,800          14,521
Motorola, Inc.                                        651,073          15,014
National Semiconductor Corp.                          112,600           2,735
Nvidia Corp. (AE)                                      64,000           2,232
Oracle Corp. (AE)                                     194,060           3,584
PerkinElmer, Inc.                                     126,800           2,708
Qualcomm, Inc.                                        402,400          14,643
Research In Motion, Ltd. (AE)                          65,000           7,636
Salesforce.com, Inc. (AE)(N)                           50,960           1,988
SanDisk Corp. (AE)(N)                                 100,700           4,844
Sanmina-SCI Corp. (AE)                                132,400             523
Seagate Technology, Inc. (AE)                           9,400              --
Silicon Image, Inc. (AE)                               60,000             710
Solectron Corp. (AE)(N)                                97,600             326
Sun Microsystems, Inc. (AE)                           324,090           1,760

 16  Equity I Fund

RUSSELL INVESTMENT COMPANY
EQUITY I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Tellabs, Inc. (AE)                                     23,300             246
Texas Instruments, Inc.                               345,801          10,436
                                                                 ------------
                                                                      199,282
                                                                 ------------

Utilities - 5.0%
America Movil SA de CV Series L                        53,814           2,307
AT&T, Inc.                                            201,800           6,912
BellSouth Corp.                                       182,750           8,242
Comcast Corp. Class A (AE)                            283,217          11,518
Constellation Energy Group, Inc.                       11,500             718
Dominion Resources, Inc.                              140,850          11,407
Embarq Corp. (AE)                                      33,838           1,636
Entergy Corp.                                          68,550           5,884
FPL Group, Inc. (N)                                    50,600           2,580
Level 3 Communications, Inc. (AE)(N)                  159,500             844
NII Holdings, Inc. (AE)(N)                             38,270           2,489
Pinnacle West Capital Corp. (N)                         5,000             239
Progress Energy, Inc.                                   3,100             143
Progress Energy, Inc. - CVO                             3,200               1
Sprint Nextel Corp.                                   821,586          15,355
Telephone & Data Systems, Inc. Special Shares           5,800             270
TXU Corp.                                              54,430           3,436
Verizon Communications, Inc.                          186,629           6,905
Wisconsin Energy Corp.                                 13,300             610
                                                                 ------------
                                                                       81,496
                                                                 ------------

TOTAL COMMON STOCKS
(cost $1,305,505)                                                   1,534,696
                                                                 ------------

PREFERRED STOCKS - 0.1%
Auto and Transportation - 0.1%
General Motors Corp.                                   65,800           1,562
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $1,138)                                                           1,562
                                                                 ------------

LONG-TERM INVESTMENTS - 0.0%
Corporate Bonds and Notes - 0.0%
AMR Corp.
   4.250% due 09/23/23                                     58             102
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $50)                                                                102
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 6.6%
Russell Investment Company
   Money Market Fund                              102,543,285         102,543
United States Treasury Bills (c)(z)(sec.)
   4.830% due 12/07/06                                  1,000             995
   4.891% due 12/07/06                                  5,000           4,976
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $108,514)                                                       108,514
                                                                 ------------

OTHER SECURITIES - 7.6%
Russell Investment Company
   Money Market Fund (X)                           31,875,508          31,876
State Street Securities Lending Quality Trust
   (X)                                             92,344,119          92,344
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $124,220)                                                       124,220
                                                                 ------------

TOTAL INVESTMENTS - 107.6%
(identified cost $1,539,427)                                        1,769,094

OTHER ASSETS AND LIABILITIES,
NET - (7.6%)                                                         (125,084)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,644,010
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                               Equity I Fund  17

RUSSELL INVESTMENT COMPANY
EQUITY I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 1000 Index
   expiration date 12/06 (16)                               6,002                335

Russell 1000 Mini Index (CME)
   expiration date 12/06 (40)                               3,001                157

S&P 500 E-Mini Index (CME)
   expiration date 12/06 (169)                             11,688                508

S&P 500 Index (CME)
   expiration date 12/06 (183)                             63,281              1,936

S&P Midcap 400 E-Mini Index (CME)
   expiration date 12/06 (283)                             22,320              1,159
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                      4,095
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       3.8
Consumer Discretionary                                       13.8
Consumer Staples                                              6.9
Financial Services                                           21.4
Health Care                                                  11.2
Integrated Oils                                               4.1
Materials and Processing                                      3.1
Miscellaneous                                                 3.4
Other Energy                                                  3.2
Producer Durables                                             5.3
Technology                                                   12.1
Utilities                                                     5.0
Preferred Stocks                                              0.1
Long-Term Investments                                          --*
Short-Term Investments                                        6.6
Other Securities                                              7.6
                                                  ---------------
Total Investments                                           107.6
Other Assets and Liabilities, Net                            (7.6)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.2

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 18  Equity I Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                   EQUITY II - CLASS I ++              RUSSELL 2500(TM) **
                                                                   ----------------------              -------------------
Inception*                                                                 10000                              10000
1997                                                                       13133                              12912
1998                                                                       11976                              11918
1999                                                                       14264                              14063
2000                                                                       18065                              17336
2001                                                                       15412                              15227
2002                                                                       13998                              13836
2003                                                                       19889                              19604
2004                                                                       21675                              22023
2005                                                                       24227                              25305
2006                                                                       28630                              29780

Equity II Fund - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 18.17%
5 Years                                13.19%sec.
10 Years                               11.09%sec.

Equity II Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 17.91%
5 Years                                12.95%sec.
10 Years                               10.91%sec.

Equity II Fund - Class Y ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 18.31%
5 Years                                13.31%sec.
10 Years                               11.17%sec.

Russell 2500(TM) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 17.69%
5 Years                                14.36%sec.
10 Years                               11.53%sec.

 20  Equity II Fund

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Equity II Fund Class I, Class E and Class Y gained 18.17%, 17.91% and 18.31%, respectively. This compared to the Russell 2500(TM) Index, which gained 17.69% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper Mid-Cap(R) Core Funds Average returned 14.03%, while the Lipper(R) Small-Cap Core Funds Average rose 16.45%. These results serve as peer comparisons and are expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Generally, market conditions presented a difficult environment for active small capitalization managers as evidenced by the underperformance of the Lipper averages for the fiscal year. The significant swings in market leadership over this period, combined with periods of defensiveness, were not favorable for active small capitalization managers. Specifically, the continued leadership of REITs and higher yielding securities served as notable barriers to outperformance for most active managers. Despite these hurdles, the Fund outperformed its benchmark for the period. The Fund's outperformance was driven by strong stock selection by the Fund's money managers.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Positive stock selection drove performance for the year. In particular, stock selection within traditional growth sectors such as technology and consumer discretionary was significantly positive while stock selection was also positive in the more defensive and interest sensitive financial services sector. Holdings among computer technology, retail, and semiconductor stocks all contributed positively to Fund performance. While stock selection was positive within the financial services sector, the Fund's underweight to REITs within the financial services sector detracted from the Fund's performance.

The Fund has eight money managers: three growth, two market-oriented and three value. Five of the eight money managers in the Fund outperformed their respective style indices while five of the eight also outperformed the Russell 2500 Index.

Two of the three growth money managers outperformed their respective benchmarks. Tygh Capital Management, Inc. and Capitalworks Investment Partners, LLC both significantly outperformed the Russell 2500 Growth Index. Gould Investment Partners, LLC, the most growth oriented money manager, underperformed the benchmark. This underperformance is reasonably expected for an aggressive growth money manager during a period where the market favored value stocks and a defensive positioning.

Two of the three value money managers outperformed, with solid outperformance from both David J. Greene & Company, LLC and Jacobs Levy Equity Management, Inc. David J. Greene's outperformance was notable given its focus on contrarian, higher growth value stocks. Its performance was driven by positive stock selection in technology, energy and health care. Delphi Management, Inc. underperformed the index.

The performance of Goldman Sachs Asset Management, L.P., a market-oriented money manager, was disappointing as it had the largest underperformance of the Fund's managers. Goldman's stock selection was weak, with poor stock selection in health care and financials. PanAgora Asset Management, Inc., a recently added market-oriented money manager, outperformed during the period it was in the Fund.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

TimesSquare Capital Management, LLC was removed from the Fund in February 2006. TimeSquare's assets were reallocated to other money managers. In May 2006, PanAgora Asset Management, Inc. was hired to replace Nicholas-Applegate.

                                                              Equity II Fund  21

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2006


CapitalWorks Investment Partners, LLC       Growth
David J. Greene and Company, LLC            Value
Delphi Management, Inc.                     Value
Goldman Sachs Asset Management, L.P.        Market-Oriented
Gould Investment Partners, LLC              Growth
Jacobs Levy Equity Management, Inc.         Value
PanAgora Asset Management, Inc.             Market-Oriented
Tygh Capital Management, Inc.               Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Assumes initial investment on November 1, 1996.

** Russell 2500(TM) Index is composed of the bottom 500 stocks the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++++ The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the performance of the Fund's Class I Shares from November 1, 1996 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

++++++ The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the performance of the Fund's Class I Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 22  Equity II Fund

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       982.40      $     1,019.61
Expenses Paid During
Period*                       $         5.55      $         5.65

* Expenses are equal to the Fund's annualized expense ratio of 1.11% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       983.70      $     1,020.67
Expenses Paid During
Period*                       $         4.50      $         4.58

* Expenses are equal to the Fund's annualized expense ratio of 0.90% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS Y                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       984.20      $     1,021.12
Expenses Paid During
Period*                       $         4.05      $         4.13

* Expenses are equal to the Fund's annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                              Equity II Fund  23

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 96.0%
Auto and Transportation - 3.6%
Aftermarket Technology Corp. (AE)(N)                   12,180             229
American Commercial Lines, Inc. (AE)(N)                11,000             706
Arctic Cat, Inc.                                        9,100             163
ArvinMeritor, Inc. (N)                                 76,460           1,148
Autoliv, Inc. (N)                                      24,300           1,382
Bristow Group, Inc. (AE)(N)                            30,275           1,005
Commercial Vehicle Group, Inc. (AE)                     7,900             163
Continental Airlines, Inc. Class B (AE)(N)              5,311             196
Dana Corp. (N)                                        116,600             188
Danaos Corp. (AE)(N)                                    9,100             187
DryShips, Inc. (N)                                     41,528             575
EGL, Inc. (AE)                                          2,209              75
ExpressJet Holdings, Inc. Class A (AE)(N)              32,058             254
Freightcar America, Inc. (N)                            8,034             427
Frozen Food Express Industries (AE)(N)                 56,958             454
Grupo TMM SA Series A - ADR (AE)(N)                    39,800              97
Heartland Express, Inc.                                30,900             505
HUB Group, Inc. Class A (AE)                           18,417             500
Kansas City Southern (AE)(N)                           16,900             480
Laidlaw International, Inc.                            35,300           1,024
Navistar International Corp. (AE)                      44,900           1,245
OMI Corp. (N)                                          31,330             699
Overseas Shipholding Group, Inc.                        3,809             238
PAM Transportation Services (AE)(N)                     6,300             159
Pinnacle Airlines Corp. (AE)(N)                        13,426             114
Republic Airways Holdings, Inc. (AE)                   13,800             247
Saia, Inc. (AE)                                        29,235             783
Standard Motor Products, Inc. (AE)                      9,915             110
Swift Transportation Co., Inc. (AE)(N)                  3,200              80
Teekay Shipping Corp. (N)                              20,213             831
Tenneco, Inc. (AE)(N)                                  16,861             383
Tidewater, Inc.                                        20,800           1,034
TRW Automotive Holdings Corp. (AE)                     30,600             785
US Xpress Enterprises, Inc. Class A (AE)               16,360             323
UTI Worldwide, Inc.                                    84,393           2,182
Visteon Corp. (AE)                                     43,200             319
Vitran Corp., Inc. Class A (AE)                        38,400             645
Wabtec Corp. (N)                                       38,025           1,194
YRC Worldwide, Inc. (AE)(N)                            42,800           1,658
                                                                 ------------
                                                                       22,787
                                                                 ------------

Consumer Discretionary - 19.6%
24/7 Real Media, Inc. (AE)(N)                          68,200             675
Abercrombie & Fitch Co. Class A                        12,839             984
ABM Industries, Inc. (N)                                3,300              66

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Activision, Inc. (AE)(N)                              195,947           3,022
Adesa, Inc. (N)                                        25,600             644
Advance Auto Parts, Inc. (N)                            6,100             214
Advisory Board Co. (The) (AE)                          31,548           1,742
AFC Enterprises (AE)(N)                                 6,400             104
Alderwoods Group, Inc. (AE)(N)                          6,393             127
Alloy, Inc. (AE)(N)                                     5,710              78
American Greetings Corp. Class A (N)                   49,861           1,192
American Woodmark Corp. (N)                            14,964             554
AMN Healthcare Services, Inc. (AE)(N)                 121,900           3,083
AnnTaylor Stores Corp. (AE)(N)                         22,300             982
aQuantive, Inc. (AE)(N)                               101,844           2,768
Arbitron, Inc. (N)                                      3,636             153
Asbury Automotive Group, Inc. (N)                      27,586             662
Autonation, Inc. (AE)(N)                               28,572             573
Baidu.com - ADR (AE)(N)                                10,600             925
Bally Technologies, Inc. (AE)(N)                       10,200             202
Barnes & Noble, Inc.                                    9,100             376
Bebe Stores, Inc.                                      47,673           1,184
Belo Corp. Class A (N)                                  5,676              99
Big Lots, Inc. (AE)(N)                                 67,344           1,420
Blockbuster, Inc. Class A (N)                          74,334             291
Blyth, Inc.                                             7,500             179
Bob Evans Farms, Inc. (N)                              14,754             500
Books-A-Million, Inc. Class A (N)                       5,101             102
Bowne & Co., Inc. (AE)                                 10,500             164
Bright Horizons Family Solutions, Inc. (AE)(N)         15,900             611
Brightpoint, Inc. (AE)                                  8,190              99
Brown Shoe Co., Inc.                                   16,956             661
Carmax, Inc. (AE)(N)                                   33,000           1,462
Catalina Marketing Corp. (AE)                          15,530             394
Cato Corp. (The) Class A (N)                              828              19
CBRL Group, Inc.                                       15,900             698
Central Parking Corp. (N)                              15,102             259
Chemed Corp. (N)                                       15,577             553
Children's Place Retail Stores, Inc. (The) (AE)         6,133             431
Choice Hotels International, Inc. (N)                  13,780             578
Christopher & Banks Corp.                              60,483           1,632
Churchill Downs, Inc.                                   1,400              59
Circuit City Stores, Inc.                               5,600             151
Citadel Broadcasting Corp. (N)                         13,000             133
Coach, Inc. (AE)                                       33,397           1,324
Conn's, Inc. (AE)(N)                                   13,200             317
Consolidated Graphics, Inc. (AE)                        8,700             541
Convergys Corp. (AE)(N)                                61,190           1,298

 24  Equity II Fund

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Corinthian Colleges, Inc. (AE)(N)                      37,100             454
Corporate Executive Board Co.                          14,310           1,285
Corrections Corp. of America (AE)                      87,149           3,982
Cox Radio, Inc. Class A (AE)(N)                         5,830              98
Crocs, Inc. (AE)(N)                                    65,500           2,595
CSS Industries, Inc.                                    1,100              35
DeVry, Inc. (AE)                                       38,800             945
Dick's Sporting Goods, Inc. (AE)(N)                     7,700             383
Dillard's, Inc. Class A (N)                            20,120             607
Dollar Thrifty Automotive Group (AE)(N)                 7,406             297
Dollar Tree Stores, Inc. (AE)(N)                       29,700             923
Dover Downs Gaming & Entertainment, Inc. (N)            8,200             116
DreamWorks Animation SKG, Inc. Class A (AE)(N)         26,100             690
Dress Barn, Inc. (AE)(N)                               16,755             364
DSW, Inc. Class A (AE)(N)                              12,553             434
Earthlink, Inc. (AE)(N)                                74,600             524
Ethan Allen Interiors, Inc. (N)                        20,489             730
Expedia, Inc. (AE)(N)                                  14,200             231
Ezcorp, Inc. Class A (AE)(N)                           22,497           1,016
Family Dollar Stores, Inc.                             31,400             925
Federated Department Stores, Inc.                      18,613             817
Foot Locker, Inc.                                      71,563           1,660
Forrester Research, Inc. (AE)(N)                       44,364           1,394
FTD Group, Inc. (AE)                                   16,070             256
Furniture Brands International, Inc. (N)                2,460              46
Gemstar-TV Guide International, Inc. (AE)(N)          245,500             854
Great Wolf Resorts, Inc. (AE)                          18,400             242
Group 1 Automotive, Inc. (N)                           16,461             943
Guess?, Inc. (AE)(N)                                   35,300           2,010
Gymboree Corp. (AE)(N)                                 14,914             693
Harris Interactive, Inc. (AE)(N)                        8,610              58
Hasbro, Inc. (N)                                       64,700           1,677
Haverty Furniture Cos., Inc. (N)                       26,531             419
Hearst-Argyle Television, Inc. (N)                     28,941             729
Helen of Troy, Ltd. (AE)                               33,535             825
Home Solutions of America, Inc. (AE)                   91,000             533
Hooker Furniture Corp. (N)                              4,500              64
Iconix Brand Group, Inc. (AE)(N)                      115,669           2,156
ICT Group, Inc. (AE)                                    6,719             213
IKON Office Solutions, Inc. (N)                        45,147             673
Infospace, Inc. (AE)(N)                                 4,790              97
infoUSA, Inc. (N)                                      18,989             209
Inter Parfums, Inc. (N)                                 2,483              49
Interstate Hotels & Resorts, Inc. (AE)(N)              31,290             281
ITT Educational Services, Inc. (AE)(N)                 23,200           1,600
J Crew Group, Inc. (AE)(N)                             34,200           1,055
Jack in the Box, Inc. (AE)                             36,964           2,074
Jackson Hewitt Tax Service, Inc.                        2,700              93

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Jo-Ann Stores, Inc. (AE)(N)                            33,800             615
Jones Apparel Group, Inc. (N)                          27,211             909
Journal Register Co. (N)                               40,247             317
K-Swiss, Inc. Class A (N)                               7,600             268
K2, Inc. (AE)(N)                                       21,398             292
Kellwood Co. (N)                                       39,564           1,211
Kelly Services, Inc. Class A                            3,900             112
Knology, Inc. (AE)                                      5,262              54
Korn/Ferry International (AE)                          95,436           2,110
Leapfrog Enterprises, Inc. (AE)(N)                     34,900             336
Lee Enterprises, Inc. (N)                              18,375             524
LIFE TIME FITNESS, Inc. (AE)(N)                        53,400           2,752
Lightbridge, Inc. (AE)(N)                              32,168             372
Live Nation, Inc. (AE)                                  3,160              67
Liz Claiborne, Inc. (N)                                19,019             802
Lodgenet Entertainment Corp. (AE)(N)                   10,873             250
Maidenform Brands, Inc. (AE)(N)                         2,927              65
Manpower, Inc.                                         22,621           1,533
Marcus Corp.                                            2,480              62
Marvel Entertainment, Inc. (AE)(N)                     34,021             862
McClatchy Co. Class A                                  12,863             558
McCormick & Schmick's Seafood Restaurants, Inc.
   (AE)                                                 6,535             172
Men's Wearhouse, Inc. (The)                            36,100           1,439
Meredith Corp.                                         11,500             604
Mothers Work, Inc. (AE)(N)                              3,070             156
Movado Group, Inc. (N)                                 13,100             337
MPS Group, Inc. (AE)(N)                                81,562           1,244
O'Charleys, Inc. (AE)(N)                                7,053             140
O'Reilly Automotive, Inc. (AE)                         38,370           1,239
Orient-Express Hotels, Ltd. Class A                    70,224           2,770
Pacific Sunwear of California, Inc. (AE)(N)            36,419             642
Papa John's International, Inc. (AE)(N)                27,918           1,025
Payless Shoesource, Inc. (AE)(N)                       20,459             547
PC Connection, Inc. (AE)                                7,400              81
Penn National Gaming, Inc. (AE)                        29,985           1,097
Perficient, Inc. (AE)(N)                               54,400             912
Perry Ellis International, Inc. (AE)(N)                 8,252             302
PHH Corp. (AE)(N)                                      39,435           1,088
Phillips-Van Heusen Corp.                              40,590           1,857
Pier 1 Imports, Inc. (N)                               64,500             422
Pre-Paid Legal Services, Inc. (N)                       6,913             293
Prestige Brands Holdings, Inc. (AE)                    17,700             209
Priceline.com, Inc. (AE)(N)                            12,600             508
ProQuest Co. (AE)(N)                                   32,200             412
Quiksilver, Inc. (AE)(N)                               46,800             653
RadioShack Corp. (N)                                   28,500             508

                                                              Equity II Fund  25

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Republic Services, Inc. Class A                        34,026           1,395
Retail Ventures, Inc. (AE)(N)                           7,844             134
RH Donnelley Corp.                                     15,000             903
Ryan's Restaurant Group, Inc. (AE)                     29,520             479
SAIC, Inc. (AE)                                        29,400             588
Scholastic Corp. (AE)(N)                               37,560           1,180
Service Corp. International (N)                         7,290              67
Shoe Carnival, Inc. (AE)                               14,756             422
Sonic Automotive, Inc. Class A (N)                     20,480             539
Spanish Broadcasting System, Inc. Class A
   (AE)(N)                                              5,000              24
Spherion Corp. (AE)                                    14,140             103
Stage Stores, Inc. (N)                                 16,666             540
Standard Parking Corp. (AE)(N)                          2,992             104
Stanley Furniture Co., Inc. (N)                         4,234              94
Stanley Works (The)                                     2,709             129
Tech Data Corp. (AE)(N)                                22,020             867
TeleTech Holdings, Inc. (AE)(N)                        71,950           1,397
Topps Co., Inc. (The) (N)                              24,600             215
Trans World Entertainment Corp. (AE)                      200               1
Tween Brands, Inc. (AE)                                36,309           1,518
Under Armour, Inc. Class A (AE)(N)                      6,400             297
Unifirst Corp.                                          2,900             105
United Online, Inc. (N)                                72,032             974
United Stationers, Inc. (AE)                           11,575             553
Valassis Communications, Inc. (AE)                     11,400             171
Viad Corp.                                             10,800             399
Volt Information Sciences, Inc. (AE)(N)                19,500             770
Washington Post Co. (The) Class B                         896             675
Waste Connections, Inc. (AE)                           24,893           1,013
Watson Wyatt Worldwide, Inc. Class A                    6,400             289
WESCO International, Inc. (AE)(N)                      12,000             783
                                                                 ------------
                                                                      122,095
                                                                 ------------

Consumer Staples - 1.4%
Alliance One International, Inc. (AE)                   9,358              45
Boston Beer Co., Inc. Class A (AE)(N)                   4,600             168
Chiquita Brands International, Inc.                     4,900              67
Coca-Cola Bottling Co. Consolidated                     8,823             556
Dean Foods Co. (AE)(N)                                 11,100             465
Delta & Pine Land Co. (AE)                              2,900             117
Imperial Sugar Co. (AE)(N)                              2,900              77
J&J Snack Foods Corp. (N)                               6,430             215
Longs Drug Stores Corp.                                14,223             612
McCormick & Co., Inc.                                  26,300             984
Molson Coors Brewing Co. Class B (N)                   30,800           2,192
Nash Finch Co. (N)                                      5,965             155
NBTY, Inc. (AE)                                        13,545             377
Pathmark Stores, Inc. (AE)                             21,700             220
PepsiAmericas, Inc.                                    26,800             548
Performance Food Group Co. (AE)(N)                      5,972             173
Premium Standard Farms, Inc. (N)                       15,065             290
Reddy Ice Holdings, Inc. (AE)                           4,700             113

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Seaboard Corp. (N)                                        270             381
Sensient Technologies Corp.                             2,600              60
Smithfield Foods, Inc. (AE)(N)                         10,890             293
Spartan Stores, Inc.                                   21,993             455
Weis Markets, Inc. (N)                                  2,220              90
Wild Oats Markets, Inc. (AE)(N)                        13,690             246
                                                                 ------------
                                                                        8,899
                                                                 ------------

Financial Services - 18.0%
21st Century Holding Co. (N)                            3,238              91
Accredited Home Lenders Holding Co. (AE)(N)             8,497             260
Advance America Cash Advance Centers, Inc. (N)         10,718             161
Advent Software, Inc. (AE)(N)                          54,800           2,029
Affiliated Managers Group, Inc. (AE)                   30,923           3,097
Affordable Residential Communities (AE)                13,900             153
AG Edwards, Inc.                                       18,500           1,055
Alleghany Corp. (AE)(N)                                   405             124
Alliance Data Systems Corp. (AE)(N)                    63,114           3,832
AMB Property Corp. (o)                                 26,500           1,548
American Financial Group, Inc.                         10,900             522
American Home Mortgage Investment Corp. (o)(N)         40,852           1,396
AmeriCredit Corp. (AE)(N)                              30,200             772
Anthracite Capital, Inc. (o)                           24,907             357
Ares Capital Corp.                                     41,000             760
Argonaut Group, Inc. (AE)(N)                            8,720             297
Arthur J Gallagher & Co. (AE)(N)                       25,400             707
Ashford Hospitality Trust, Inc. (o)                    59,720             769
Aspen Insurance Holdings, Ltd.                         29,401             730
Assurant, Inc.                                         35,623           1,876
Axis Capital Holdings, Ltd.                            20,672             679
Bancfirst Corp.                                         2,500             124
Bankunited Financial Corp. Class A (N)                 62,556           1,687
Banner Corp. (N)                                        3,000             130
Bear Stearns Cos., Inc. (The) (N)                       6,340             960
BOK Financial Corp. (N)                                 5,420             279
Capital Trust, Inc. Class A (o)(N)                      4,100             182
CapitalSource, Inc. (o)(N)                             21,300             591
Cascade Bancorp (N)                                     5,840             213
Cash America International, Inc.                       16,150             667
Cathay General Bancorp (N)                              2,363              81
CBL & Associates Properties, Inc. (o)                  21,900             958
Central Pacific Financial Corp. (N)                    13,837             509
Chemical Financial Corp. (N)                            3,990             119
Chittenden Corp.                                       17,300             510

 26  Equity II Fund

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
CIT Group, Inc.                                        12,100             630
City Holding Co.                                        2,529              99
City National Corp. (N)                                21,200           1,411
CNA Surety Corp. (AE)                                  34,270             697
Colonial BancGroup, Inc. (The)                         83,625           1,994
Colonial Properties Trust (o)                           1,768              89
Commerce Bancshares, Inc. (N)                           6,400             317
Commerce Group, Inc.                                   15,000             444
Community Bancorp (AE)(N)                               4,068             118
Conseco, Inc. (AE)(N)                                  11,790             240
Corus Bankshares, Inc. (N)                             59,455           1,221
Crescent Real Estate Equities Co. (o)(N)               22,500             490
Cybersource Corp. (AE)(N)                              73,100             749
Deerfield Triarc Capital Corp. (o)                     20,300             302
Delphi Financial Group Class A                         31,362           1,231
Deluxe Corp.                                           26,300             596
DiamondRock Hospitality Co. (o)                        22,900             386
Downey Financial Corp. (N)                             13,962             962
Duke Realty Corp. (o)(N)                               21,700             869
East West Bancorp, Inc. (N)                            12,516             457
Entertainment Properties Trust (o)(N)                   6,812             375
Euronet Worldwide, Inc. (AE)                           36,912           1,097
Fair Isaac Corp. (N)                                    1,840              67
Federal Realty Investors Trust (o)                      2,100             168
FelCor Lodging Trust, Inc. (o)                         53,687           1,115
First American Corp. (N)                               59,919           2,446
First Cash Financial Services, Inc. (AE)(N)            23,813             515
First Community Bancorp, Inc.                           3,558             190
First Place Financial Corp. (N)                         2,853              66
First Regional Bancorp (AE)(N)                          2,226              71
FirstFed Financial Corp. (AE)(N)                       10,922             675
FPIC Insurance Group, Inc. (AE)(N)                      4,326             155
Franklin Street Properties Corp. (o)(N)                 6,340             130
Frontier Financial Corp. (N)                            4,150             120
Fulton Financial Corp. (N)                             22,284             357
GFI Group, Inc. (AE)(N)                                 7,200             415
Global Payments, Inc.                                  54,776           2,394
Gramercy Capital Corp. (o)(N)                           1,749              49
Greater Bay Bancorp                                     9,643             248
Hanmi Financial Corp. (N)                              59,205           1,265
Hanover Insurance Group, Inc. (The)                     2,400             109
HCC Insurance Holdings, Inc.                           32,300           1,087
Health Care Property Investors, Inc. (o)                7,800             245
Health Care REIT, Inc. (o)(N)                           3,000             124
HealthExtras, Inc. (AE)(N)                             34,600             797
Highland Hospitality Corp. (o)                         14,400             199
Horace Mann Educators Corp.                            16,000             322
Hospitality Properties Trust (o)(N)                    22,400           1,085
HRPT Properties Trust (o)(N)                          150,305           1,789
IBERIABANK Corp.                                        1,600              94
IMPAC Mortgage Holdings, Inc. (o)(N)                   65,421             620

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Infinity Property & Casualty Corp.                      2,300              99
Innkeepers USA Trust (o)                               34,200             587
International Securities Exchange Holdings, Inc.
   Class A (N)                                         39,800           2,044
Intervest Bancshares Corp. Class A (AE)(N)              5,747             205
Investors Real Estate Trust (o)(N)                      7,900              79
IPC Holdings, Ltd. (N)                                 21,591             649
iStar Financial, Inc. (o)(N)                           18,375             851
ITLA Capital Corp.                                        500              29
Jefferies Group, Inc. (N)                              33,000             948
John H Harland Co. (N)                                  2,960             121
Jones Lang LaSalle, Inc. (N)                           13,212           1,215
Knight Capital Group, Inc. Class A (AE)(N)            135,006           2,518
LandAmerica Financial Group, Inc. (N)                  20,383           1,286
Liberty Property Trust (o)                              6,000             289
LTC Properties, Inc. (o)                               11,598             314
Luminent Mortgage Capital, Inc. (o)                    29,700             315
Macatawa Bank Corp. (N)                                 3,500              77
Mack-Cali Realty Corp. (o)                             24,700           1,307
MB Financial, Inc. (AE)(N)                              4,300             155
Medical Properties Trust, Inc. (o)(N)                  15,990             217
Mercantile Bank Corp.                                   2,200              87
Mercantile Bankshares Corp.                             7,387             333
Municipal Mortgage & Equity LLC (N)                     4,800             133
Nara Bancorp, Inc. (N)                                 14,359             273
National Penn Bancshares, Inc. (N)                      6,420             132
National Retail Properties, Inc. (o)(N)                33,240             747
Nationwide Financial Services, Inc. (N)                13,800             703
Nelnet, Inc. Class A (AE)(N)                            9,300             274
New Century Financial Corp. (o)(N)                     17,650             695
Newcastle Investment Corp. (o)(N)                       6,000             178
NorthStar Realty Finance Corp. (o)(N)                 107,845           1,634
Odyssey Re Holdings Corp. (N)                           1,900              67
Ohio Casualty Corp.                                    21,200             581
Open Solutions, Inc. (AE)(N)                           26,300             983
Pacific Capital Bancorp                                12,200             375
PFF Bancorp, Inc.                                       7,815             242
Philadelphia Consolidated Holding Co. (AE)             17,600             688
Piper Jaffray Cos., Inc. (AE)(N)                       16,500           1,141
PMI Group, Inc. (The) (N)                              12,244             522
Preferred Bank                                          2,000             117
ProAssurance Corp. (AE)                                45,783           2,230
Protective Life Corp.                                   9,200             407

                                                              Equity II Fund  27

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Provident Financial Holdings, Inc. (N)                  3,708             112
Provident Financial Services, Inc. (N)                  2,720              50
PS Business Parks, Inc. (o)                            12,149             800
R&G Financial Corp. Class B                            10,800              83
Radian Group, Inc. (N)                                 14,700             783
RAIT Investment Trust (o)(N)                            3,000              90
Raymond James Financial, Inc.                          39,350           1,254
Realty Income Corp. (o)(N)                             24,900             657
Reinsurance Group of America, Inc. (N)                 22,262           1,256
RenaissanceRe Holdings, Ltd. (N)                       16,538             900
Resource Capital Corp. (AE)(N)                          3,400              56
Ryder System, Inc. (N)                                 30,400           1,601
S1 Corp. (AE)(N)                                       28,100             139
Safety Insurance Group, Inc. (N)                       26,015           1,301
SeaBright Insurance Holdings, Inc. (AE)                 9,000             148
SEI Investments Co. (N)                                32,220           1,813
Senior Housing Properties Trust (o)(N)                 33,758             774
Sky Financial Group, Inc.                              15,200             381
SL Green Realty Corp. (o)                               3,479             421
Southwest Bancorp, Inc.                                27,941             757
Sovran Self Storage, Inc. (o)                          13,598             802
Spirit Finance Corp. (o)(N)                             9,990             119
Stancorp Financial Group, Inc.                         25,400           1,161
Sterling Bancorp                                        4,305              84
Sterling Bancshares, Inc.                              20,100             368
Sterling Financial Corp.                                4,500             104
Stewart Information Services Corp.                     10,440             387
Sunstone Hotel Investors, Inc. (o)                     28,298             834
Susquehanna Bancshares, Inc. (N)                       15,600             390
SWS Group, Inc. (N)                                     6,535             182
Taylor Capital Group, Inc.                              1,199              42
TCF Financial Corp. (N)                                15,900             414
TD Banknorth, Inc. (N)                                 23,429             693
TierOne Corp. (N)                                       5,775             185
Tower Group, Inc. (N)                                  36,980           1,307
TradeStation Group, Inc. (AE)                          15,600             244
Triad Guaranty, Inc. (AE)(N)                           21,601           1,113
U-Store-It Trust (o)(N)                                28,200             619
Umpqua Holdings Corp. (N)                               5,400             152
Unitrin, Inc.                                          15,400             661
Virginia Commerce Bancorp (AE)(N)                       3,370              69
Weingarten Realty Investors (o)(N)                      3,700             172
Whitney Holding Corp.                                  14,950             488
Williams Scotsman International, Inc. (AE)(N)           5,000             118
Winston Hotels, Inc. (o)                                5,090              62
World Acceptance Corp. (AE)(N)                          3,698             185
Zenith National Insurance Corp. (N)                    29,274           1,362
Zions Bancorporation                                    9,000             724
                                                                 ------------
                                                                      112,180
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Health Care - 11.1%
Accelrys, Inc. (AE)                                    53,900             340
Adams Respiratory Therapeutics, Inc. (AE)              29,958           1,291
Albany Molecular Research, Inc. (AE)(N)                11,912             142
Alkermes, Inc. (AE)(N)                                 37,660             633
Alliance Imaging, Inc. (AE)(N)                         10,200              86
Allscripts Healthcare Solutions, Inc. (AE)             61,701           1,456
Alpharma, Inc. Class A                                 10,040             222
American Medical Systems Holdings, Inc. (AE)          117,892           2,100
AMERIGROUP Corp. (AE)                                  36,040           1,080
Amsurg Corp. Class A (AE)(N)                            4,703              99
Analogic Corp. (N)                                     11,100             619
Applera Corp. - Celera Genomics Group (AE)(N)         107,290           1,665
Apria Healthcare Group, Inc. (AE)(N)                    7,386             172
Arqule, Inc. (AE)(N)                                    2,600              10
Arthrocare Corp. (AE)                                  36,125           1,460
Beckman Coulter, Inc.                                   5,300             305
Bio-Rad Laboratories, Inc. Class A (AE)                10,968             805
Bruker BioSciences Corp. (AE)                          14,834             118
Cerner Corp. (AE)(N)                                   25,400           1,227
Charles River Laboratories International, Inc.
   (AE)(N)                                             19,900             854
Community Health Systems, Inc. (AE)(N)                 43,634           1,416
Computer Programs & Systems, Inc. (N)                   2,441              83
Conor Medsystems, Inc. (AE)(N)                         31,900             783
Cooper Cos., Inc. (The) (N)                            27,900           1,608
Covance, Inc. (AE)(N)                                  19,700           1,152
Dade Behring Holdings, Inc.                             2,637              96
DaVita, Inc. (AE)(N)                                   81,386           4,527
Dendreon Corp. (AE)(N)                                 14,200              72
Dendrite International, Inc. (AE)                       4,302              45
Discovery Laboratories, Inc. (AE)(N)                   34,800              91
Endo Pharmaceuticals Holdings, Inc. (AE)(N)            22,530             643
Enzon Pharmaceuticals, Inc. (AE)(N)                    27,937             239
Flamel Technologies SA - ADR (AE)(N)                    9,100             226
Genesis HealthCare Corp. (AE)(N)                        5,580             270
Greatbatch, Inc. (AE)(N)                               13,520             304

 28  Equity II Fund

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Haemonetics Corp. (AE)                                  8,468             386
Hanger Orthopedic Group, Inc. (AE)(N)                   1,100               9
Healthcare Services Group (N)                          28,700             780
Healthspring, Inc. (AE)                                15,400             310
Healthways, Inc. (AE)                                  36,457           1,544
Henry Schein, Inc. (AE)(N)                             49,211           2,445
Hologic, Inc. (AE)                                     51,813           2,495
ICU Medical, Inc. (AE)(N)                               4,639             196
Idexx Laboratories, Inc. (AE)                           1,500             125
Illumina, Inc. (AE)(N)                                 82,941           3,646
Intralase Corp. (AE)(N)                                27,700             545
Inverness Medical Innovations, Inc. (AE)(N)            19,000             716
Invitrogen Corp. (AE)(N)                                5,100             296
Kendle International, Inc. (AE)                         6,736             233
King Pharmaceuticals, Inc. (AE)(N)                     11,790             197
Kos Pharmaceuticals, Inc. (AE)(N)                       2,400             119
Landauer, Inc. (AE)(N)                                  2,591             142
LCA-Vision, Inc.                                        9,706             341
Lifecell Corp. (AE)(N)                                 30,100             705
LifePoint Hospitals, Inc. (AE)                         16,300             579
Magellan Health Services, Inc. (AE)                     5,744             251
Medcath Corp. (AE)                                      8,400             223
Medical Action Industries, Inc. (AE)                    6,012             160
Mentor Corp.                                           25,798           1,207
Millennium Pharmaceuticals, Inc. (AE)(N)               45,450             532
Molecular Devices Corp. (AE)                            2,640              53
Molina Healthcare, Inc. (AE)(N)                        25,829           1,013
Myriad Genetics, Inc. (AE)(N)                          21,800             586
Neurocrine Biosciences, Inc. (AE)(N)                   14,500             167
Noven Pharmaceuticals, Inc. (AE)(N)                    18,194             404
Omnicell, Inc. (AE)(N)                                  4,000              75
Pain Therapeutics, Inc. (AE)(N)                         9,390              78
Palomar Medical Technologies, Inc. (AE)(N)              3,940             186
Parexel International Corp. (AE)                       11,237             333
Patterson Cos., Inc. (AE)                              29,995             985
Perrigo Co. (N)                                        36,616             655
Pharmaceutical Product Development, Inc.               37,539           1,188
Pharmacopeia Drug Discovery, Inc. (AE)                 30,900             136
Pharmacyclics, Inc. (AE)(N)                             6,200              33
PharmaNet Development Group, Inc. (AE)(N)              13,412             251
Phase Forward, Inc. (AE)                               60,200             836
PolyMedica Corp.                                       20,000             831
PSS World Medical, Inc. (AE)                           46,416             934
Psychiatric Solutions, Inc. (AE)                       54,383           1,806
Quality Systems, Inc.                                  31,297           1,328
Savient Pharmaceuticals, Inc. (AE)(N)                  31,348             239
Sciclone Pharmaceuticals, Inc. (AE)(N)                 16,500              42
Sierra Health Services, Inc. (AE)                       3,903             134

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Stericycle, Inc. (AE)(N)                               18,100           1,280
STERIS Corp.                                           30,500             743
Sunrise Senior Living, Inc. (AE)(N)                    15,314             478
Techne Corp. (AE)                                      28,764           1,607
Tenet Healthcare Corp. (AE)(N)                         72,000             508
Universal Health Services, Inc. Class B                 7,700             408
Varian Medical Systems, Inc. (AE)                      17,470             958
Ventana Medical Systems, Inc. (AE)(N)                  15,200             614
Viasys Healthcare, Inc. (AE)                            3,500             100
Viropharma, Inc. (AE)                                  47,000             627
Vital Images, Inc. (AE)                                11,401             354
Watson Pharmaceuticals, Inc. (AE)(N)                   48,560           1,307
WellCare Health Plans, Inc. (AE)(N)                    46,214           2,715
West Pharmaceutical Services, Inc.                      8,827             371
Zoll Medical Corp. (AE)                                12,866             498
                                                                 ------------
                                                                       69,282
                                                                 ------------

Integrated Oils - 0.1%
Giant Industries, Inc. (AE)(N)                          5,993             485
                                                                 ------------

Materials and Processing - 8.9%
Acuity Brands, Inc.                                    11,322             561
AEP Industries, Inc. (AE)(N)                            4,379             231
Airgas, Inc.                                           44,136           1,669
Albemarle Corp. (AE)                                   18,800           1,223
Aleris International, Inc. (AE)                        30,058           1,548
AM Castle & Co.                                        30,892           1,033
Amrep Corp. (N)                                         2,460             176
Arch Chemicals, Inc.                                    3,900             131
Ashland, Inc. (N)                                       3,090             183
Barnes Group, Inc.                                     27,600             553
Builders FirstSource, Inc. (AE)(N)                     17,690             280
Cambrex Corp. (N)                                      38,992             912
CF Industries Holdings, Inc.                           22,080             438
Chaparral Steel Co. (AE)                               16,600             690
Chesapeake Corp.                                        8,800             136
Chicago Bridge & Iron Co. NV                           42,097           1,034
Comfort Systems USA, Inc.                              39,800             462
Commercial Metals Co.                                  30,600             814
Constar International, Inc. (AE)(N)                    29,400             206
Crown Holdings, Inc. (AE)(N)                           18,000             350
Cytec Industries, Inc.                                 33,338           1,847
Eastern Co. (The)                                      34,838             610
Eastman Chemical Co.                                   20,000           1,218
EMCOR Group, Inc. (AE)                                 42,344           2,505
Encore Wire Corp. (AE)(N)                              14,190             381
Energizer Holdings, Inc. (AE)(N)                       11,530             901

                                                              Equity II Fund  29

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Energy Conversion Devices, Inc. (AE)                   15,464             569
Ennis, Inc.                                            31,789             730
Ferro Corp.                                            24,700             487
FMC Corp.                                              17,100           1,172
Georgia Gulf Corp.                                     22,497             481
Granite Construction, Inc.                             10,331             538
Greif, Inc. Class A                                     1,007              94
Harsco Corp. (N)                                        9,800             800
HB Fuller Co.                                          41,400           1,026
Hercules, Inc. (AE)                                    35,800             652
Huntsman Corp. (AE)(N)                                 19,000             328
Infrasource Services, Inc. (AE)                        25,747             504
Innospec, Inc.                                          3,000             100
Insituform Technologies, Inc. Class A (AE)(N)          51,100           1,194
Kaydon Corp. (N)                                        8,991             376
Lamson & Sessions Co. (The) (AE)(N)                    26,735             585
Lennox International, Inc.                             15,700             423
LSI Industries, Inc.                                    5,447              98
Lubrizol Corp.                                         28,800           1,296
Material Sciences Corp. (AE)                            1,473              18
Metal Management, Inc.                                 42,929           1,180
Mueller Industries, Inc. (N)                           33,385           1,224
Mueller Water Products, Inc. Class A (AE)              75,044           1,198
Myers Industries, Inc. (N)                             26,185             474
Neenah Paper, Inc. (AE)(N)                              8,455             311
Newkirk Realty Trust, Inc.                              4,890              83
NewMarket Corp.                                         7,670             493
Novagold Resources, Inc. (AE)                          41,069             648
Olin Corp.                                             28,200             488
OM Group, Inc. (AE)                                    35,767           2,039
Perini Corp. (AE)                                       7,500             185
Pioneer Cos., Inc. (AE)                                 8,929             229
PolyOne Corp. (AE)(N)                                  76,539             628
PW Eagle, Inc. (N)                                      6,264             222
Quanex Corp.                                           17,000             570
Reliance Steel & Aluminum Co.                          19,800             680
Rock-Tenn Co. Class A                                  20,003             413
Rockwood Holdings, Inc. (AE)(N)                        23,900             557
Ryerson, Inc. (N)                                       2,240              54
Schnitzer Steel Industries, Inc. Class A (N)           19,500             682
Schulman A, Inc.                                        4,550             110
Spartech Corp.                                         42,525           1,165
Standard Register Co. (The) (N)                        16,400             222
Steel Technologies, Inc.                                8,600             165
Superior Essex, Inc. (AE)                              19,090             716
Temple-Inland, Inc.                                     8,400             331
Terra Industries, Inc. (AE)(N)                         21,030             195
Timken Co.                                             20,213             607
Trammell Crow Co. (AE)                                 35,029           1,708
Universal Forest Products, Inc. (N)                     1,453              66
USEC, Inc. (N)                                         10,119             113

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
USG Corp. (AE)(N)                                      22,700           1,110
Valmont Industries, Inc.                               20,981           1,171
Washington Group International, Inc.                   61,491           3,482
Westlake Chemical Corp. (N)                            12,278             387
Wheeling-Pittsburgh Corp. (AE)(N)                       3,070              61
Xerium Technologies, Inc.                               5,500              68
                                                                 ------------
                                                                       55,598
                                                                 ------------

Miscellaneous - 1.8%
Brunswick Corp.                                         6,900             217
Foster Wheeler, Ltd. (AE)(N)                           22,900           1,029
GP Strategies Corp. (AE)                                7,456              60
Hillenbrand Industries, Inc. (N)                       19,600           1,150
Johnson Controls, Inc. (N)                              9,096             742
Lancaster Colony Corp.                                  1,900              77
McDermott International, Inc. (AE)                     80,246           3,587
SPX Corp. (N)                                          24,290           1,397
Walter Industries, Inc.                                45,203           2,102
Wesco Financial Corp.                                   2,481           1,190
                                                                 ------------
                                                                       11,551
                                                                 ------------

Other Energy - 4.4%
Alon USA Energy, Inc. (N)                               5,200             146
Bois d'Arc Energy, Inc. (AE)(N)                        14,800             238
Bronco Drilling Co., Inc. (AE)(N)                       6,000             102
Cameron International Corp. (AE)                       20,649           1,035
Comstock Resources, Inc. (AE)                          21,854             610
Core Laboratories NV (AE)                              36,160           2,636
Denbury Resources, Inc. (AE)                           15,343             441
Dresser-Rand Group, Inc. (AE)(N)                       17,200             373
Edge Petroleum Corp. (AE)                              14,000             255
Enbridge Energy Partners, LP Class A (N)               16,078             795
ENSCO International, Inc. (N)                          17,300             847
Equitable Resources, Inc. (N)                           1,420              58
FMC Technologies, Inc. (AE)(N)                          3,600             218
Foundation Coal Holdings, Inc. (N)                     18,800             690
Frontier Oil Corp.                                     23,100             679
Global Industries, Ltd. (AE)                           37,900             629
Grey Wolf, Inc. (AE)(N)                                58,174             407
Hercules Offshore, Inc. (AE)(N)                        24,000             855
Holly Corp. (N)                                        10,890             518
Hornbeck Offshore Services, Inc. (AE)                  40,251           1,453
Input/Output, Inc. (AE)(N)                             46,900             526
Meridian Resource Corp. (AE)(N)                        34,800             117
National-Oilwell Varco, Inc. (AE)                      22,173           1,339
Newfield Exploration Co. (AE)                           9,300             379

 30  Equity II Fund

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ormat Technologies, Inc. (N)                            6,500             250
Penn Virginia Corp. (N)                                 6,075             435
Pioneer Drilling Co. (AE)(N)                           35,924             472
Reliant Energy, Inc. (AE)(N)                            9,714             123
St. Mary Land & Exploration Co. (N)                    15,267             569
Swift Energy Co. (AE)                                  21,310             996
Talisman Energy, Inc.                                  43,557             719
TEPPCO Partners, LP (N)                                20,137             794
Tetra Technologies, Inc. (AE)                          77,985           2,020
Trico Marine Services, Inc. (AE)(N)                    16,800             573
Unit Corp. (AE)                                        13,525             627
Universal Compression Holdings, Inc. (AE)                 910              55
Veritas DGC, Inc. (AE)                                 33,181           2,389
Western Refining, Inc. (N)                             12,200             287
Whiting Petroleum Corp. (AE)                           20,007             892
XTO Energy, Inc.                                       18,821             878
                                                                 ------------
                                                                       27,425
                                                                 ------------

Producer Durables - 6.6%
AGCO Corp. (AE)(N)                                     20,343             544
AO Smith Corp. (N)                                      9,400             331
Arris Group, Inc. (AE)                                 25,234             338
ASML Holding NV (AE)                                   84,018           1,919
BE Aerospace, Inc. (AE)                                64,787           1,638
Belden CDT, Inc. (N)                                    5,990             217
Briggs & Stratton Corp. (N)                            16,446             419
C&D Technologies, Inc. (N)                             15,600              77
C-COR, Inc. (AE)                                       33,549             335
Cascade Corp.                                          19,043             975
Cavco Industries, Inc. (AE)                               700              24
Crane Co. (N)                                          11,778             459
Credence Systems Corp. (AE)(N)                         48,589             156
Crown Castle International Corp. (AE)(N)               22,200             747
CTS Corp. (N)                                          13,002             184
Desarrolladora Homex SA de CV - ADR (AE)(N)            30,340           1,332
DR Horton, Inc.                                        19,020             446
EnPro Industries, Inc. (AE)(N)                          8,118             260
Entegris, Inc. (AE)(N)                                 85,831             962
ESCO Technologies, Inc. (AE)(N)                        41,310           1,794
Flow International Corp. (AE)(N)                        1,377              16
Flowserve Corp. (AE)                                    8,500             451
Garmin, Ltd. (N)                                       22,100           1,180
Gmarket, Inc. - ADR (AE)(N)                            15,700             261
Herman Miller, Inc.                                    34,300           1,176
Interdigital Communications Corp. (AE)(N)              16,380             586
Itron, Inc. (AE)(N)                                     7,389             402
Kennametal, Inc.                                       15,720             970
Kimball International, Inc. Class B (N)                19,559             486

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Kulicke & Soffa Industries, Inc. (AE)(N)                9,600              86
L-1 Identity Solutions, Inc. (AE)(N)                   43,100             617
Lam Research Corp. (AE)                                32,800           1,622
Lennar Corp. Class A (N)                               12,403             589
Mettler Toledo International, Inc. (AE)                41,912           2,877
Milacron, Inc. (AE)(N)                                 94,258              85
MKS Instruments, Inc. (AE)                             19,800             429
NACCO Industries, Inc. Class A                          1,238             186
Orbital Sciences Corp. (AE)                            33,594             610
Pall Corp. (N)                                         30,200             963
Polycom, Inc. (AE)(N)                                  79,215           2,170
Regal-Beloit Corp. (N)                                 11,961             591
Robbins & Myers, Inc. (N)                              25,926             998
SBA Communications Corp. Class A (AE)(N)               50,700           1,354
Steelcase, Inc. Class A (N)                            27,600             457
Technitrol, Inc.                                       22,100             557
Tecumseh Products Co. Class A (AE)(N)                  30,700             516
Tektronix, Inc.                                        31,900             969
Teledyne Technologies, Inc. (AE)(N)                    12,800             534
Tennant Co.                                            19,578             541
Toll Brothers, Inc. (AE)(N)                            16,997             491
Tollgrade Communications, Inc. (AE)(N)                 12,740             105
Triumph Group, Inc. (AE)(N)                             2,200             106
Ultratech, Inc. (AE)(N)                                25,800             369
United Industrial Corp. (N)                             1,180              53
Varian Semiconductor Equipment Associates, Inc.
   (AE)                                               108,188           3,948
Waters Corp. (AE)                                       7,203             359
Zygo Corp. (AE)                                         1,400              24
                                                                 ------------
                                                                       40,891
                                                                 ------------

Technology - 17.3%
Actel Corp. (AE)                                       12,700             208
ActivIdentity Corp. (AE)(N)                             8,900              50
Acxiom Corp.                                           18,429             456
Adaptec, Inc. (AE)(N)                                 180,995             820
Agile Software Corp. (AE)(N)                          113,300             764
Akamai Technologies, Inc. (AE)(N)                      45,600           2,137
Alliance Semiconductor Corp. (AE)                      44,600             165
Altiris, Inc. (AE)                                      2,800              63
Amdocs, Ltd. (AE)                                      21,600             837
American Reprographics Co. (AE)                        17,755             630
American Software, Inc. Class A                         5,242              38
Amphenol Corp. Class A                                 63,231           4,293
Anaren, Inc. (AE)                                       9,953             200

                                                              Equity II Fund  31

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ansoft Corp. (AE)(N)                                   27,115             723
Ansys, Inc. (AE)                                       50,946           2,344
Applera Corp. - Applied Biosystems Group               17,800             664
Applied Micro Circuits Corp. (AE)                      32,800             100
Ariba, Inc. (AE)(N)                                    68,000             513
Arrow Electronics, Inc. (AE)                           29,069             868
ASE Test, Ltd. (AE)(N)                                 64,969             574
Aspen Technology, Inc. (AE)(N)                         28,300             284
Atmel Corp. (AE)(N)                                   114,042             656
Avanex Corp. (AE)(N)                                   95,500             152
Avnet, Inc. (AE)                                       38,579             914
Avocent Corp. (AE)                                      7,900             290
BEA Systems, Inc. (AE)                                 90,800           1,477
BearingPoint, Inc. (AE)(N)                             35,900             299
Benchmark Electronics, Inc. (AE)                      142,941           3,795
Blackbaud, Inc.                                        19,422             486
Broadwing Corp. (AE)(N)                                21,621             324
Brocade Communications Systems, Inc. (AE)(N)          249,516           2,024
Captaris, Inc. (AE)                                    17,202             101
Carrier Access Corp. (AE)(N)                           11,364              71
Cbeyond, Inc. (AE)(N)                                  31,600             959
Ceridian Corp. (AE)                                     8,200             193
Ciena Corp. (AE)(N)                                    94,707           2,227
Cirrus Logic, Inc. (AE)                                32,638             230
Citrix Systems, Inc. (AE)(N)                           22,700             670
Cognizant Technology Solutions Corp. Class A
   (AE)(N)                                             21,200           1,596
Coherent, Inc. (AE)(N)                                 17,427             562
Comverse Technology, Inc. (AE)                         55,552           1,209
Cray, Inc. (AE)(N)                                      9,654              89
CSG Systems International, Inc. (AE)(N)                41,780           1,127
Cubic Corp. (N)                                        24,068             503
Daktronics, Inc. (N)                                   39,000             925
Digital River, Inc. (AE)(N)                            28,300           1,637
DSP Group, Inc. (AE)                                    2,390              52
Echelon Corp. (AE)(N)                                   4,200              35
Emulex Corp. (AE)                                       2,741              52
Equinix, Inc. (AE)(N)                                  53,231           3,641
Exar Corp. (AE)(N)                                      4,000              52
Extreme Networks (AE)                                  94,877             361
Fairchild Semiconductor International, Inc. (AE)       24,400             393
Flir Systems, Inc. (AE)(N)                             18,500             591
Formfactor, Inc. (AE)(N)                               16,000             611
Foundry Networks, Inc. (AE)                            45,400             575
Gartner, Inc. (AE)(N)                                 136,000           2,530
Genesis Microchip, Inc. (AE)(N)                        35,115             360
Gerber Scientific, Inc. (AE)                            3,900              57
Hittite Microwave Corp. (AE)(N)                        24,100             826
II-VI, Inc. (AE)                                       11,600             284
Ikanos Communications, Inc. (AE)(N)                    25,300             213

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
InFocus Corp. (AE)                                     44,700             126
Ingram Micro, Inc. Class A (AE)                        70,140           1,446
Integrated Device Technology, Inc. (AE)               123,500           1,957
Integrated Silicon Solutions, Inc. (AE)(N)             67,070             355
Interwoven, Inc. (AE)                                  41,767             531
JDA Software Group, Inc. (AE)(N)                       11,182             165
JDS Uniphase Corp. (AE)(N)                             27,250             396
Keane, Inc. (AE)                                        4,400              51
Keynote Systems, Inc. (AE)(N)                          36,100             390
Lattice Semiconductor Corp. (AE)(N)                    67,056             416
Lawson Software, Inc. (AE)(N)                         135,900           1,036
Leadis Technology, Inc. (AE)                            2,600              12
Logility, Inc. (AE)(N)                                  2,962              26
LSI Logic Corp. (AE)(N)                                93,545             940
McData Corp. Class A (AE)(N)                           71,827             407
MEMC Electronic Materials, Inc. (AE)                   21,407             760
Mentor Graphics Corp. (AE)(N)                         211,743           3,572
Mercury Computer Systems, Inc. (AE)                     8,600             106
Merge Technologies, Inc. (AE)(N)                       18,999             146
Methode Electronics, Inc.                              12,400             137
Micros Systems, Inc. (AE)                              30,777           1,529
MicroStrategy, Inc. Class A (AE)(N)                     5,626             671
MIPS Technologies, Inc. Class A (AE)                    8,600              63
Novell, Inc. (AE)                                     129,000             774
Nuance Communications, Inc. (AE)(N)                    78,500             906
Opnet Technologies, Inc. (AE)(N)                        9,128             133
Opsware, Inc. (AE)(N)                                  87,400             794
Orckit Communications, Ltd. (AE)(N)                    28,800             248
Parametric Technology Corp. (AE)                       83,488           1,631
Park Electrochemical Corp. (N)                         15,788             485
Pegasystems, Inc. (N)                                   5,502              53
Plexus Corp. (AE)(N)                                   10,791             237
PMC - Sierra, Inc. (AE)(N)                            139,800             927
Portalplayer, Inc. (AE)(N)                             28,435             342
PowerDsine, Ltd. (AE)(N)                               32,000             348
Quantum Corp. (AE)(N)                                 184,200             402
Rackable Systems, Inc. (AE)(N)                         32,500           1,008
Radisys Corp. (AE)(N)                                  17,287             317
RADVision, Ltd. (AE)                                    7,800             150
RADWARE, Ltd. (AE)                                     13,300             194
RealNetworks, Inc. (AE)(N)                            123,990           1,361
Riverbed Technology, Inc. (AE)                          7,800             187
Rockwell Automation, Inc.                              33,096           2,052
Sanmina-SCI Corp. (AE)                                122,700             485
Seachange International, Inc. (AE)(N)                  50,500             424
Seagate Technology (N)                                 61,562           1,390

 32  Equity II Fund

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Semtech Corp. (AE)                                     45,500             593
Sigma Designs, Inc. (AE)(N)                            30,600             643
Sigmatel, Inc. (AE)(N)                                 52,800             274
Silicon Image, Inc. (AE)                               40,590             480
Silicon Motion Technology Corp. - ADR (AE)              7,900             121
Silicon Storage Technology, Inc. (AE)(N)               88,337             370
Skyworks Solutions, Inc. (AE)(N)                      168,100           1,115
Smith Micro Software, Inc. (AE)(N)                     23,700             403
Solectron Corp. (AE)(N)                               183,300             612
SonicWALL, Inc. (AE)                                   77,450             813
Spansion, Inc. Class A (AE)(N)                          1,000              14
SPSS, Inc. (AE)                                         2,810              78
Stellent, Inc.                                         12,100             135
SupportSoft, Inc. (AE)                                 11,200              57
Sybase, Inc. (AE)(N)                                    6,979             170
Sycamore Networks, Inc. (AE)(N)                       128,100             480
Sykes Enterprises, Inc. (AE)                           23,962             486
Syniverse Holdings, Inc. (AE)                           7,854             116
SYNNEX Corp. (AE)(N)                                   28,205             633
Synopsys, Inc. (AE)(N)                                 98,612           2,220
Tekelec (AE)(N)                                        65,200             962
Tessera Technologies, Inc. (AE)                        84,259           2,941
TIBCO Software, Inc. (AE)                             116,380           1,077
Transaction Systems Architects, Inc. (AE)              56,609           1,908
Triquint Semiconductor, Inc. (AE)(N)                  126,481             569
Tyler Technologies, Inc. (AE)(N)                       16,477             234
Ultimate Software Group, Inc. (AE)                     54,900           1,358
Unisys Corp. (AE)(N)                                  275,360           1,801
Utstarcom, Inc. (AE)(N)                               100,590           1,083
Varian, Inc. (AE)(N)                                   26,900           1,261
VeriFone Holdings, Inc. (AE)(N)                         7,900             231
Vignette Corp. (AE)                                    69,921           1,140
Vocus, Inc. (AE)                                       71,900           1,166
Wavecom Sa - ADR (AE)(N)                               20,400             277
webMethods, Inc. (AE)(N)                               79,549             598
Westell Technologies, Inc. Class A (AE)                37,800              91
Western Digital Corp. (AE)                             53,748             983
Zhone Technologies, Inc. (AE)(N)                        3,300               5
Zoran Corp. (AE)                                       25,800             359
                                                                 ------------
                                                                      107,823
                                                                 ------------
Utilities - 3.2%
Allete, Inc. (N)                                        9,400             424
Alliant Energy Corp. (N)                               18,659             716
Avista Corp. (N)                                       23,100             595
Black Hills Corp. (N)                                   8,542             295
Centerpoint Energy, Inc. (N)                           47,400             734
CenturyTel, Inc.                                        9,850             396
Cincinnati Bell, Inc. (AE)(N)                          92,069             432

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Cleco Corp.                                             6,170             159
CMS Energy Corp. (AE)(N)                               44,700             666
CT Communications, Inc. (N)                            27,416             639
Laclede Group, Inc. (The)                               2,600              93
Leap Wireless International, Inc. (AE)(N)              26,520           1,471
NeuStar, Inc. Class A (AE)(N)                          65,239           1,906
New Jersey Resources Corp. (N)                          3,700             192
NII Holdings, Inc. (AE)                                22,652           1,473
NorthWestern Corp.                                     13,714             485
OGE Energy Corp. (N)                                   30,900           1,192
Pepco Holdings, Inc. (N)                               52,060           1,323
Pinnacle West Capital Corp. (N)                        22,000           1,052
Portland General Electric Co.                          10,080             260
Puget Energy, Inc.                                      4,400             105
RCN Corp. (AE)                                         13,500             390
Southern Union Co.                                     28,400             786
Southwest Gas Corp.                                     4,383             157
TECO Energy, Inc.                                      79,500           1,311
Telephone & Data Systems, Inc.                          6,500             317
UGI Corp.                                              33,300             882
Unisource Energy Corp.                                 16,700             594
USA Mobility, Inc. (N)                                  8,017             203
Westar Energy, Inc. (N)                                24,238             614
                                                                 ------------
                                                                       19,862
                                                                 ------------

TOTAL COMMON STOCKS
(cost $516,473)                                                       598,878
                                                                 ------------

WARRANTS & RIGHTS - 0.0%
Washington Mutual, Inc.
   2050 Warrants (AE)                                 103,100              11
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $17)                                                                 11
                                                                 ------------

SHORT-TERM INVESTMENTS - 4.3%
Russell Investment Company
   Money Market Fund                               25,328,001          25,328
United States Treasury Bills (c)(z)(sec.)
   4.727% due 12/07/06                                    200             199
   4.891% due 12/07/06                                  1,000             995
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $26,522)                                                         26,522
                                                                 ------------

                                                              Equity II Fund  33

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
OTHER SECURITIES - 35.9%
Russell Investment Company
   Money Market Fund (X)                           57,429,305          57,429
State Street Securities Lending Quality Trust
   (X)                                            166,374,090         166,374
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $223,803)                                                       223,803
                                                                 ------------

TOTAL INVESTMENTS - 136.2%
(identified cost $766,815)                                            849,214

OTHER ASSETS AND LIABILITIES,
NET - (36.2%)                                                        (225,877)
                                                                 ------------

NET ASSETS - 100.0%                                                   623,337
                                                                 ============

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
   Russell 2000 Mini Index (CME)
   expiration date 12/06 (345)                             26,600              1,162
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                      1,162
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 34  Equity II Fund

RUSSELL INVESTMENT COMPANY
EQUITY II FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       3.6
Consumer Discretionary                                       19.6
Consumer Staples                                              1.4
Financial Services                                           18.0
Health Care                                                  11.1
Integrated Oils                                               0.1
Materials and Processing                                      8.9
Miscellaneous                                                 1.8
Other Energy                                                  4.4
Producer Durables                                             6.6
Technology                                                   17.3
Utilities                                                     3.2
Warrants & Rights                                              --*
Short-Term Investments                                        4.3
Other Securities                                             35.9
                                                  ---------------
Total Investments                                           136.2
Other Assets and Liabilities, Net                           (36.2)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.2

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                              Equity II Fund  35

RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                   EQUITY Q - CLASS I ++                RUSSELL 1000(R) **
                                                                   ---------------------                ------------------
Inception*                                                                 10000                              10000
1997                                                                       13258                              13184
1998                                                                       15640                              15783
1999                                                                       19909                              19821
2000                                                                       21722                              21616
2001                                                                       16548                              15987
2002                                                                       13984                              13653
2003                                                                       17066                              16700
2004                                                                       18511                              18258
2005                                                                       20417                              20169
2006                                                                       23657                              23401

Equity Q Fund - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 15.87%
5 Years                                 7.40%sec.
10 Years                                8.99%sec.

Equity Q Fund - Class E  ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 15.56%
5 Years                                 7.15%sec.
10 Years                                8.80%sec.

Equity Q Fund - Class Y ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 15.93%
5 Years                                 7.41%sec.
10 Years                                8.99%sec.

Russell 1000 Index(R)**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.02%
5 Years                                 7.92%sec.
10 Years                                8.87%sec.

 36  Equity Q Fund

RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Equity Q Fund Class I, Class E and Class Y gained 15.84%, 15.56% and 15.87%, respectively. This compared to the Russell 1000(R) Index, which gained 16.02% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Core Funds Average returned 13.60%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund's money managers typically use a variety of quantitative investment models (mathematical formulas based on statistical analyses) and techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of the Russell 1000(R) Index. Examples of those quantitative models are dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models and price momentum models. The money managers select stocks that are deemed attractive based upon the quantitative models and factors or characteristics that the money managers' research has found to be predictive of positive excess returns over the long term.

Two of the primary long-term factors on which the Fund's money managers select stocks, positive price momentum and positive earnings surprises and revisions, were not rewarded by the market during the fiscal year. This contributed to the Fund's relative underperformance. Another detractor from performance was an underweight to stocks with higher dividend yields, which significantly outperformed.

The utilities sector posted the best performance of any sector during the fiscal year. This contributed to the Fund's relative underperformance as the Fund was underweighted in this sector. An underweight in the best-performing industry, cable TV and radio, was the biggest detractor within the utilities sector. Weak stock selection in the strong integrated oil sector as well as in the weak technology sector contributed negatively.

The primary positive contributors to Fund performance were the Fund's strategy to be fully invested by exposing cash reserves to appropriate markets and its exposure to companies with factor exposures the Fund's money managers believed to be predictive of positive long-term excess returns. The key factors that were positively rewarded by the market during the fiscal year were low valuation measures and low forecasted growth. The Fund's performance benefited from an overweight in lower valuation stocks and an underweight in stocks with high forecasted growth. Good stock selection in the strong materials and processing, the weak health care, and the weak consumer discretionary sectors contributed positively to excess returns.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Detracting from performance were weak stock selection in the strong and overweighted integrated oil sector as well as weak selection in the weak and overweighted health care sector. Contributing positively to the Fund's relative performance were the Fund's overweight in the strong materials and processing and producer durables sectors coupled with strong stock selection. While the Fund was underweight in the strong financial services sector, strong stock selection in that sector overcame the underweight and contributed positively to performance.

RIMCo may employ a "select holdings" strategy for a portion of the Fund's assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund's money managers to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund's exposure to stocks that are viewed as attractive by multiple money managers. Implementation of this strategy includes periodic rebalancing of the holdings. The select holdings contributed positively to relative performance during the fiscal year, particularly during the third quarter.

Franklin Portfolio Associates, LLC outperformed due to its overweight in lower valuation stocks, as well as less of an emphasis on momentum. Franklin also benefited from strong stock selection, particularly in the health care and materials and processing sectors.

Aronson + Johnson + Ortiz, L.P.'s strong tilt toward lower valuation stocks helped it overcome negative contributions to relative performance caused by its price momentum component and outperform its benchmark. Aronson also benefited from favorable sector allocations, especially an underweight in other energy. Strong stock selection, particularly in the materials and processing, technology, and producer durable sectors contributed positively to its outperformance.

Goldman Sachs Asset Management, L.P. outperformed on the strength of its stock selection, which was particularly strong in the materials and processing and consumer discretionary sectors.

                                                               Equity Q Fund  37

RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Jacobs Levy Equity Management, Inc. ("JLEM") was the only money manager to underperform over the course of the year due to both weak sector allocation decisions and poor stock selection. During the period, its underweight in the strong utilities and overweight of the weak health care sectors had the most negative effect on its sector allocation contributions. Weak stock selection in producer durables, materials and processing, and integrated oils also negatively impacted the Fund's relative performance. During the first 10 months of the fiscal year, JLEM had a long-only investment assignment. Weak stock selection and sector allocations contributed to its underperformance during that time period. Stock selection in the materials and processing, producer durables, and other energy sectors were poor. In August, JLEM's assignment was changed to a limited long-short strategy. The limited long-short strategy outperformed the Index in the remaining two months of the fiscal year due to stronger stock selection, particularly in the consumer discretionary and utility sectors.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

The target allocation of the select holdings strategy was increased from 5% to 10% in February. Additionally, Jacobs Levy's long-only mandate was changed to a limited long-short assignment in August. There were no changes to the money manager line-up for the fiscal year ended October 31, 2006. In order to increase the Select Holdings portfolio from a 5% allocation to 10% in February, the target weighting for each of the four money managers in the Fund were reduced.

Money Managers as of                                                  Style
October 31, 2006


Aronson+Johnson+Ortiz, L.P.                 Market-Oriented
Franklin Portfolio Associates, LLC          Market-Oriented
Goldman Sachs Asset Management, L.P.        Market-Oriented
Jacobs Levy Equity Management, Inc.         Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Assumes initial investment on November 1, 1996.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++++ The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the performance of the Fund's Class I Shares from November 1, 1996 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

++++++ The Fund first issued Class Y Shares on March 30, 2000. The returns shown for Class Y Shares prior to March 30, 2000 are the performance of the Fund's Class I Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 38  Equity Q Fund

RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,049.00      $     1,020.42
Expenses Paid During
Period*                       $         4.91      $         4.84

* Expenses are equal to the Fund's annualized expense ratio of 0.95% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,050.20      $     1,021.63
Expenses Paid During
Period*                       $         3.67      $         3.62

* Expenses are equal to the Fund's annualized expense ratio of 0.71% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS Y                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,050.50      $     1,021.88
Expenses Paid During
Period*                       $         3.41      $         3.36

* Expenses are equal to the Fund's annualized expense ratio of 0.66% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                               Equity Q Fund  39

RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 102.5%
Auto and Transportation - 2.8%
Burlington Northern Santa Fe Corp. (U)                 48,100           3,729
CH Robinson Worldwide, Inc.                            18,500             772
Continental Airlines, Inc. Class A (AE)(N)             12,900             476
CSX Corp.                                             262,100           9,349
EGL, Inc. (AE)                                         10,600             360
Expeditors International
   Washington, Inc.                                    22,500           1,067
FedEx Corp. (U)                                        32,000           3,665
Goodyear Tire & Rubber Co. (The) (AE)                  43,100             661
Harley-Davidson, Inc. (N)                              22,000           1,510
Heartland Express, Inc.                                 8,800             144
JB Hunt Transport Services, Inc. (N)                   46,100             998
Norfolk Southern Corp.                                 94,000           4,941
Overseas Shipholding Group, Inc.                       33,601           2,102
Paccar, Inc.                                          118,568           7,020
Southwest Airlines Co.                                124,200           1,867
Thor Industries, Inc. (N)                              27,000           1,183
TRW Automotive Holdings Corp. (AE)                      9,600             246
Union Pacific Corp. (U)                                60,500           5,483
                                                                 ------------
                                                                       45,573
                                                                 ------------

Consumer Discretionary - 13.7%
Abercrombie & Fitch Co. Class A                         1,900             146
Accenture, Ltd. Class A (AE)                           99,100           3,261
Aeropostale, Inc. (AE)                                 23,900             701
American Eagle Outfitters, Inc.                       115,400           5,285
American Greetings Corp. Class A                       58,400           1,396
AnnTaylor Stores Corp. (AE)                            46,900           2,065
Aramark Corp. Class B                                  20,200             675
Autonation, Inc. (AE)                                 157,699           3,162
Avis Budget Group, Inc. (AE)                            9,800             194
Best Buy Co., Inc. (U)                                 60,700           3,354
Big Lots, Inc. (AE)                                    61,800           1,303
Brinker International, Inc.                            47,800           2,219
CBS Corp. Class B                                     230,578           6,673
Chipotle Mexican Grill, Inc. Class B (AE)               6,660             389
Circuit City Stores, Inc.                             157,289           4,244
Clear Channel Communications, Inc.                     96,600           3,367
Coach, Inc. (AE)                                      170,200           6,747
Coldwater Creek, Inc. (AE)                             11,000             335
Corporate Executive Board Co.                          11,100             997
Costco Wholesale Corp.                                 34,300           1,831
Darden Restaurants, Inc.                              104,000           4,358
Dillard's, Inc. Class A                               107,400           3,240
DIRECTV Group, Inc. (The) (AE)                        166,800           3,716
DreamWorks Animation SKG, Inc. Class A (AE)             9,500             251
Dress Barn, Inc. (AE)                                  29,400             639

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Earthlink, Inc. (AE)                                   11,100              78
Eastman Kodak Co.                                      20,700             505
eBay, Inc. (AE)(U)                                     83,500           2,683
EchoStar Communications Corp. Class A (AE)             38,500           1,368
Electronic Arts, Inc. (AE)                              6,200             328
Estee Lauder Cos., Inc. (The) Class A                  69,900           2,823
Expedia, Inc. (AE)                                     12,200             198
Family Dollar Stores, Inc.                             58,800           1,732
Federated Department Stores, Inc. (U)                  76,300           3,350
Foot Locker, Inc.                                      49,900           1,157
Gemstar-TV Guide International, Inc. (AE)               1,000               3
Google, Inc. Class A (AE)(U)                           16,240           7,737
Guess?, Inc. (AE)                                       6,100             347
Hasbro, Inc.                                           36,800             954
Home Depot, Inc.                                       30,890           1,153
JC Penney Co., Inc.                                    75,500           5,680
Jones Apparel Group, Inc.                              23,500             785
Kimberly-Clark Corp.                                   47,335           3,149
Kohl's Corp. (AE)                                     137,100           9,679
Liberty Media Holding Corp.
   Series A (AE)                                       15,015           1,337
Limited Brands, Inc.                                   34,200           1,008
Lowe's Cos., Inc.                                     238,400           7,185
Manpower, Inc.                                         83,301           5,645
Marriott International, Inc. Class A                   84,700           3,538
McDonald's Corp. (U)                                   99,499           4,171
McGraw-Hill Cos., Inc. (The)                          151,300           9,709
Men's Wearhouse, Inc. (The)                            17,100             681
NetFlix, Inc. (AE)                                      2,900              80
News Corp. Class A                                    592,000          12,343
Nordstrom, Inc.                                        68,200           3,229
Office Depot, Inc. (AE)                               228,700           9,603
Omnicom Group, Inc.                                    26,100           2,648
Phillips-Van Heusen Corp.                               6,000             275
Republic Services, Inc. Class A                        13,800             566
Robert Half International, Inc.                        20,200             738
RR Donnelley & Sons Co.                                38,700           1,310
Sears Holdings Corp. (AE)(N)                            7,000           1,221
Sirius Satellite Radio, Inc. (AE)                      70,700             271
Staples, Inc.                                          26,550             685
Starbucks Corp. (AE)(U)                                73,800           2,786
Target Corp. (N)(U)                                   157,000           9,291
Time Warner, Inc.                                     966,700          19,344
TJX Cos., Inc.                                        223,800           6,479
Walt Disney Co.                                       325,800          10,250
Warner Music Group Corp. (AE)                           2,500              65
Waste Management, Inc.                                 58,500           2,193

 40  Equity Q Fund

RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Wendy's International, Inc.                            11,700             405
Williams-Sonoma, Inc. (N)                              30,700           1,044
Yum! Brands, Inc. (N)                                  79,700           4,739
                                                                 ------------
                                                                      227,096
                                                                 ------------

Consumer Staples - 5.6%
Altria Group, Inc.                                     44,600           3,627
Anheuser-Busch Cos., Inc. (U)                          69,600           3,300
Clorox Co.                                                700              45
Coca-Cola Co. (The) (U)                               126,200           5,896
Coca-Cola Enterprises, Inc.                            43,200             865
ConAgra Foods, Inc. (N)                                57,800           1,512
CVS Corp. (U)                                         161,800           5,077
Dean Foods Co. (AE)                                    11,700             490
General Mills, Inc.                                    78,200           4,443
Hormel Foods Corp. (N)                                 15,800             571
Kraft Foods, Inc. Class A                              24,600             846
Kroger Co. (The)                                      283,835           6,384
Loews Corp. - Carolina Group                           23,600           1,365
McCormick & Co., Inc.                                  53,000           1,982
Pepsi Bottling Group, Inc.                             19,900             629
PepsiCo, Inc. (U)                                     355,600          22,559
Procter & Gamble Co. (U)                              165,150          10,469
Reynolds American, Inc. (N)                            96,700           6,108
Safeway, Inc.                                         168,000           4,933
Supervalu, Inc.                                        69,400           2,318
Tyson Foods, Inc. Class A                             181,600           2,624
UST, Inc.                                              53,000           2,839
Whole Foods Market, Inc.                               46,400           2,962
                                                                 ------------
                                                                       91,844
                                                                 ------------

Financial Services - 24.0%
Aflac, Inc.                                            99,900           4,488
Alliance Data Systems Corp. (AE)                       24,900           1,512
Allstate Corp. (The)                                  121,400           7,449
AMBAC Financial Group, Inc.                            48,200           4,024
American Express Co. (U)                               36,000           2,081
American International Group, Inc. (U)                 99,500           6,683
AmeriCredit Corp. (AE)(N)                              86,000           2,199
Ameriprise Financial, Inc.                             81,320           4,188
AON Corp.                                              39,300           1,367
Arthur J Gallagher & Co. (AE)                           2,400              67
Automatic Data Processing, Inc. (U)                    80,300           3,970
Bank of America Corp. (U)                             719,255          38,746
Bank of Hawaii Corp.                                   18,600             970
Bank of New York Co., Inc. (The) (U)                   11,000             378
Boston Properties, Inc. (o)                             3,500             374
Brown & Brown, Inc.                                    17,900             524
CapitalSource, Inc. (o)                                49,800           1,381
CB Richard Ellis Group, Inc. Class A (AE)              74,800           2,246
Charles Schwab Corp. (The)                             35,700             650
Chubb Corp.                                            24,600           1,308

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Cigna Corp.                                             3,100             363
Cincinnati Financial Corp.                             39,522           1,804
CIT Group, Inc.                                        72,400           3,768
Citigroup, Inc. (U)                                   491,502          24,654
Comerica, Inc.                                         51,100           2,974
Commerce Group, Inc.                                    1,400              41
Corus Bankshares, Inc.                                  8,600             177
Countrywide Financial Corp.                           399,600          15,233
Covanta Holding Corp. (AE)                             69,100           1,405
Crescent Real Estate Equities Co. (o)                  20,300             443
Duke Realty Corp. (o)                                  14,300             573
Equity Office Properties Trust (o)                     75,900           3,226
FelCor Lodging Trust, Inc. (o)                         10,000             208
Fifth Third Bancorp                                     8,700             347
First American Corp.                                    9,800             400
First Data Corp.                                       33,400             810
First Marblehead Corp. (The) (N)                       36,000           2,428
Fiserv, Inc. (AE)                                     132,000           6,521
Franklin Resources, Inc. (U)                           35,400           4,034
Genworth Financial, Inc. Class A                      109,900           3,675
Global Payments, Inc.                                  38,300           1,674
Goldman Sachs Group, Inc. (U)                         136,400          25,887
HCC Insurance Holdings, Inc.                           11,900             401
Hospitality Properties Trust (o)(N)                    14,100             683
Host Hotels & Resorts, Inc. (o)                       153,500           3,540
HRPT Properties Trust (o)(N)                           13,600             162
Hudson City Bancorp, Inc.                              53,300             732
IndyMac Bancorp, Inc. (N)                              51,000           2,318
IntercontinentalExchange, Inc. (AE)                     7,500             633
Investment Technology Group, Inc. (AE)                 15,300             715
Jones Lang LaSalle, Inc.                               15,700           1,444
JPMorgan Chase & Co. (U)                              588,500          27,918
KeyCorp                                               132,000           4,902
Kimco Realty Corp. (o)                                 23,300           1,035
Lehman Brothers Holdings, Inc. (U)                    159,100          12,384
Loews Corp.                                           228,600           8,897
MBIA, Inc.                                             55,600           3,448
Mellon Financial Corp.                                 13,200             512
Merrill Lynch & Co., Inc.                             201,900          17,650
Metlife, Inc. (U)                                     247,600          14,145
MGIC Investment Corp. (N)                              10,300             605
Moody's Corp.                                          31,000           2,055
Morgan Stanley (U)                                    203,200          15,531
National City Corp. (N)                               273,100          10,173
Nationwide Financial Services, Inc.                    14,700             749
New Century Financial Corp. (o)                        22,700             894
New Plan Excel Realty Trust (o)(N)                     13,100             377

                                                               Equity Q Fund  41

RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Northern Trust Corp.                                    5,300             311
NYSE Group, Inc. (AE)                                   9,800             725
Old Republic International Corp.                       74,450           1,677
PNC Financial Services Group, Inc.                     46,300           3,242
Principal Financial Group, Inc.                        57,300           3,237
Progressive Corp. (The)                                92,500           2,236
ProLogis (o)                                           14,000             886
Prudential Financial, Inc. (U)                         22,200           1,708
Radian Group, Inc.                                     76,199           4,061
Raymond James Financial, Inc.                          10,300             328
Rayonier, Inc. (o)                                     26,900           1,103
Regions Financial Corp.                               113,790           4,318
Ryder System, Inc.                                     26,900           1,416
Safeco Corp. (N)                                       76,200           4,434
SL Green Realty Corp. (o)                               7,200             872
SLM Corp.                                              14,300             696
Sotheby's Holdings Class A (AE)                        28,900           1,098
St. Paul Travelers Cos., Inc. (The)                    43,900           2,245
Stancorp Financial Group, Inc.                         10,000             457
State Street Corp.                                     25,000           1,606
SunTrust Banks, Inc. (N)                               20,200           1,596
Synovus Financial Corp.                                21,000             617
T Rowe Price Group, Inc.                               19,000             899
TCF Financial Corp.                                    18,700             487
UnionBanCal Corp.                                      34,400           1,981
United Rentals, Inc. (AE)                              39,500             936
Unitrin, Inc.                                           5,900             253
US Bancorp                                            190,300           6,440
Ventas, Inc. (o)                                        3,800             148
Wachovia Corp. (U)                                     75,118           4,169
Washington Mutual, Inc. (N)(U)                         91,400           3,866
Wells Fargo & Co. (U)                                 449,400          16,309
Wilmington Trust Corp.                                  6,100             254
WR Berkley Corp.                                      110,150           4,060
Zenith National Insurance Corp.                         9,700             451
Zions Bancorporation                                    4,500             362
                                                                 ------------
                                                                      396,637
                                                                 ------------

Health Care - 15.0%
Abbott Laboratories (U)                                67,900           3,226
Aetna, Inc.                                           178,200           7,345
AmerisourceBergen Corp.                               320,000          15,104
Amgen, Inc. (AE)                                      378,900          28,762
Becton Dickinson & Co.                                 88,800           6,219
Bio-Rad Laboratories, Inc. Class A (AE)                   600              44
Biogen Idec, Inc. (AE)                                 66,200           3,151
Biomet, Inc. (AE)(N)                                    3,200             121
Boston Scientific Corp. (AE)                          109,900           1,749
Bristol-Myers Squibb Co.                              106,000           2,623
Cardinal Health, Inc. (U)                             131,700           8,620
Caremark Rx, Inc.                                     357,700          17,610
Cephalon, Inc. (AE)                                    17,700           1,242
Cytyc Corp. (AE)                                       28,000             740

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Dade Behring Holdings, Inc.                            20,800             758
Dentsply International, Inc. (AE)                      28,000             876
Emdeon Corp. (AE)                                     156,700           1,826
Express Scripts, Inc. Class A (AE)                     52,800           3,364
Forest Laboratories, Inc. (AE)                         95,300           4,664
Genentech, Inc. (AE)(U)                                98,200           8,180
Gilead Sciences, Inc. (AE)                             39,800           2,742
Health Net, Inc. (AE)                                  50,100           2,080
Humana, Inc. (AE)                                      69,800           4,188
Idexx Laboratories, Inc. (AE)                           5,700             474
IMS Health, Inc.                                       36,500           1,017
Johnson & Johnson (U)                                 430,100          28,989
King Pharmaceuticals, Inc. (AE)                        30,700             514
Laboratory Corp. of America Holdings (AE)              26,600           1,822
McKesson Corp.                                        287,000          14,376
Medco Health Solutions, Inc. (AE)                      38,100           2,038
Medtronic, Inc.                                        33,000           1,606
Merck & Co., Inc. (U)                                 437,800          19,885
MGI Pharma, Inc. (AE)                                   1,000              19
Mylan Laboratories, Inc.                               89,000           1,824
Nektar Therapeutics (AE)                               15,400             222
PDL BioPharma, Inc. (AE)                               16,900             357
Pediatrix Medical Group, Inc. (AE)                        600              27
Pfizer, Inc. (U)                                    1,491,300          39,743
Pharmaceutical Product
   Development, Inc.                                    3,700             117
Schering-Plough Corp. (U)                             148,500           3,288
Sierra Health Services, Inc. (AE)                       8,500             291
Tenet Healthcare Corp. (AE)                            81,800             577
UnitedHealth Group, Inc. (U)                           39,700           1,937
Varian Medical Systems, Inc. (AE)                      10,300             565
WellPoint, Inc. (AE)(U)                                49,400           3,770
                                                                 ------------
                                                                      248,692
                                                                 ------------

Integrated Oils - 6.5%
Chevron Corp.                                          81,900           5,504
ConocoPhillips (N)(U)                                 352,974          21,263
Exxon Mobil Corp. (U)                                 857,822          61,266
Hess Corp.                                             59,400           2,518
Marathon Oil Corp. (U)                                201,500          17,410
                                                                 ------------
                                                                      107,961
                                                                 ------------

Materials and Processing - 5.5%
Alcoa, Inc.                                           167,300           4,837
Archer-Daniels-Midland Co. (U)                        257,800           9,925
Ashland, Inc.                                          39,200           2,317
Avery Dennison Corp. (N)                                9,700             613
Bemis Co.                                              22,700             763

 42  Equity Q Fund

RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Celanese Corp. Class A                                 13,900             287
Chaparral Steel Co. (AE)                               15,200             632
Corn Products International, Inc.                      10,900             395
Dow Chemical Co. (The) (U)                            124,500           5,078
Eagle Materials, Inc.                                  61,500           2,257
Eastman Chemical Co.                                    5,200             317
EI Du Pont de Nemours & Co. (U)                        30,300           1,388
EMCOR Group, Inc. (AE)                                  5,000             296
Energizer Holdings, Inc. (AE)                          40,800           3,189
Fluor Corp.                                            22,000           1,726
Freeport-McMoRan Copper & Gold, Inc. Class B (N)      156,700           9,477
Granite Construction, Inc.                             15,400             802
HB Fuller Co.                                          19,900             493
Hercules, Inc. (AE)                                    15,000             273
Huntsman Corp. (AE)                                    13,800             238
Jacobs Engineering Group, Inc. (AE)                    16,300           1,231
Lyondell Chemical Co.                                  60,900           1,563
Masco Corp.                                            95,200           2,632
Monsanto Co.                                           92,900           4,108
Mueller Industries, Inc.                               10,000             367
Newmont Mining Corp.                                    5,900             267
Nucor Corp.                                           156,002           9,112
OM Group, Inc. (AE)                                    16,600             946
Packaging Corp. of America                             10,400             239
Pactiv Corp. (AE)                                     116,400           3,590
PPG Industries, Inc.                                   30,400           2,079
Praxair, Inc.                                             500              30
Quanex Corp.                                            7,800             261
Reliance Steel & Aluminum Co.                          30,800           1,058
Rohm & Haas Co.                                       116,100           6,016
Sherwin-Williams Co. (The)                             72,000           4,265
Steel Dynamics, Inc. (N)                               45,000           2,705
United States Steel Corp. (N)                          18,600           1,257
USG Corp. (AE)                                         44,300           2,166
Vulcan Materials Co.                                   14,100           1,149
                                                                 ------------
                                                                       90,344
                                                                 ------------

Miscellaneous - 2.1%
3M Co. (U)                                              4,300             339
Eaton Corp.                                            13,100             949
General Electric Co. (U)                              666,540          23,402
Honeywell International, Inc.                          36,100           1,520
ITT Corp.                                               8,800             479
Johnson Controls, Inc.                                 40,800           3,327
SPX Corp.                                              31,600           1,818
Textron, Inc.                                          17,600           1,600
Trinity Industries, Inc.                               20,100             725
Tyco International, Ltd.                               21,900             644
                                                                 ------------
                                                                       34,803
                                                                 ------------

Other Energy - 2.6%
Alon USA Energy, Inc.                                  12,100             340
Anadarko Petroleum Corp.                               81,800           3,797

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Apache Corp.                                           36,700           2,397
Devon Energy Corp.                                     88,600           5,922
EOG Resources, Inc.                                    54,000           3,593
Frontier Oil Corp.                                     16,800             494
Global Industries, Ltd. (AE)                           39,600             657
Halliburton Co. (U)                                    73,000           2,362
Helix Energy Solutions Group, Inc. (AE)                21,200             685
Helmerich & Payne, Inc.                                49,200           1,178
Holly Corp.                                            48,500           2,307
Newfield Exploration Co. (AE)                          56,900           2,321
Oceaneering International, Inc. (AE)                   30,100           1,083
Oil States International, Inc. (AE)                    19,900             578
Patterson-UTI Energy, Inc.                             49,400           1,146
Plains Exploration & Production Co. (AE)                4,500             190
Sunoco, Inc.                                           33,300           2,202
Superior Energy Services, Inc. (AE)                    14,100             441
Tetra Technologies, Inc. (AE)                          29,400             762
Todco (AE)                                             18,200             621
Western Refining, Inc.                                 20,100             474
XTO Energy, Inc.                                      208,900           9,747
                                                                 ------------
                                                                       43,297
                                                                 ------------

Producer Durables - 5.5%
AGCO Corp. (AE)                                        38,500           1,030
Agilent Technologies, Inc. (AE)                        67,900           2,417
Applied Industrial Technologies, Inc.                   8,800             253
Boeing Co.                                              7,700             615
Caterpillar, Inc.                                     226,500          13,751
Cummins, Inc. (N)                                      15,400           1,955
Emerson Electric Co.                                   18,900           1,595
Gardner Denver, Inc. (AE)                              16,600             564
Genlyte Group, Inc. (AE)                                5,400             417
Joy Global, Inc.                                       26,300           1,029
Lam Research Corp. (AE)                               129,400           6,399
Lexmark International, Inc. Class A (AE)               14,400             916
Lockheed Martin Corp. (U)                             264,700          23,010
Manitowoc Co., Inc. (The)                              27,200           1,493
Mettler Toledo International, Inc. (AE)                 2,600             178
MKS Instruments, Inc. (AE)                              8,200             178
Molex, Inc.                                            12,000             419
Northrop Grumman Corp.                                291,601          19,359
Novellus Systems, Inc. (AE)                            33,100             915
NVR, Inc. (AE)                                          1,500             842
Parker Hannifin Corp.                                  17,800           1,489
Steelcase, Inc. Class A                                16,200             268

                                                               Equity Q Fund  43

RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Technitrol, Inc.                                        7,300             184
United Technologies Corp.                             136,400           8,964
Waters Corp. (AE)                                      16,400             817
Xerox Corp. (AE)                                       95,500           1,624
                                                                 ------------
                                                                       90,681
                                                                 ------------

Technology - 13.2%
Advanced Micro Devices, Inc. (AE)                     125,500           2,669
Agere Systems, Inc. (AE)                               46,100             783
Altera Corp. (AE)                                      44,700             824
Apple Computer, Inc. (AE)(U)                           48,600           3,941
Applera Corp. - Applied Biosystems Group               70,900           2,645
Arrow Electronics, Inc. (AE)                           12,400             370
Atmel Corp. (AE)                                      254,400           1,463
AVX Corp. (N)                                          35,300             556
BEA Systems, Inc. (AE)                                165,700           2,696
Benchmark Electronics, Inc. (AE)                       12,600             335
BMC Software, Inc. (AE)                                59,000           1,788
Brocade Communications Systems, Inc. (AE)             128,500           1,042
Cadence Design Systems, Inc. (AE)                     122,700           2,191
Ciena Corp. (AE)                                       45,614           1,072
Cisco Systems, Inc. (AE)(U)                         1,472,900          35,541
Computer Sciences Corp. (AE)                           96,701           5,111
Conexant Systems, Inc. (AE)                            10,400              20
Electronic Data Systems Corp.                          64,800           1,641
F5 Networks, Inc. (AE)                                 16,000           1,059
Fairchild Semiconductor International, Inc. (AE)       29,700             479
Freescale Semiconductor, Inc. Class B                  55,900           2,199
General Dynamics Corp.                                 22,100           1,571
Harris Corp.                                           38,900           1,657
Hewlett-Packard Co.                                   700,400          27,134
Ingram Micro, Inc. Class A (AE)                        37,300             769
Integrated Device Technology, Inc. (AE)                75,300           1,194
Intel Corp. (U)                                       308,700           6,588
International Business Machines Corp.                 172,500          15,927
Intuit, Inc. (AE)                                     169,299           5,976
Jabil Circuit, Inc.                                    73,600           2,113
LSI Logic Corp. (AE)                                   81,900             823
MEMC Electronic Materials, Inc. (AE)                    4,900             174
Micron Technology, Inc. (AE)                          249,900           3,611
Microsoft Corp.                                       715,500          20,542
Motorola, Inc. (U)                                    290,200           6,692
National Semiconductor Corp. (N)                       62,700           1,523
NCR Corp. (AE)                                         10,300             428
ON Semiconductor Corp. (AE)                            39,900             248
Oracle Corp. (AE)(U)                                  510,900           9,436
QLogic Corp. (AE)                                      15,400             317
Qualcomm, Inc. (U)                                    204,500           7,442
Raytheon Co.                                          128,300           6,409
Sanmina-SCI Corp. (AE)                                 79,000             312

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Seagate Technology, Inc. (AE)                          57,274              --
Spansion, Inc. Class A (AE)                             1,000              14
Sun Microsystems, Inc. (AE)                           728,200           3,954
Sycamore Networks, Inc. (AE)                           74,200             278
Symantec Corp. (AE)                                    25,000             496
Synopsys, Inc. (AE)                                    87,001           1,958
Tellabs, Inc. (AE)                                     15,100             159
Texas Instruments, Inc. (N)                           560,100          16,904
Unisys Corp. (AE)                                      59,300             388
Utstarcom, Inc. (AE)                                   70,500             759
Western Digital Corp. (AE)                            217,200           3,970
Xilinx, Inc.                                            6,500             166
                                                                 ------------
                                                                      218,357
                                                                 ------------

Utilities - 6.0%
Alltel Corp.                                           20,500           1,093
AT&T, Inc. (U)                                        486,444          16,661
BellSouth Corp.                                        93,600           4,221
CenturyTel, Inc.                                       83,400           3,356
Citizens Communications Co.                            35,600             522
Comcast Corp. Class A (AE)                            186,300           7,577
Constellation Energy Group, Inc.                       26,100           1,628
Duke Energy Corp.                                      80,000           2,531
Edison International                                   82,800           3,679
Embarq Corp. (AE)                                      55,840           2,700
FirstEnergy Corp.                                      49,000           2,884
KeySpan Corp.                                          43,100           1,749
Leap Wireless International, Inc. Class W
   (AE)(N)                                              6,800             377
Mirant Corp. (AE)                                      24,000             710
PG&E Corp.                                            137,199           5,919
PPL Corp.                                              85,900           2,965
Qwest Communications International, Inc. (AE)(N)      123,500           1,066
Sprint Nextel Corp.                                    74,000           1,383
TXU Corp.                                             291,799          18,421
Verizon Communications, Inc. (U)                      525,100          19,428
                                                                 ------------
                                                                       98,870
                                                                 ------------

TOTAL COMMON STOCKS
(cost $1,420,478)                                                   1,694,155
                                                                 ------------

 44  Equity Q Fund

RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.0%
Russell Investment Company
   Money Market Fund                               29,719,900          29,720
United States Treasury Bills (c)(z)(sec.)
   4.891% due 12/07/06                                  3,000           2,986
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $32,706)                                                         32,706
                                                                 ------------

OTHER SECURITIES - 2.9%
Russell Investment Company
   Money Market Fund (X)                           12,288,304          12,288
State Street Securities Lending
   Quality Trust (X)                               35,599,514          35,600
                                                                 ------------
TOTAL OTHER SECURITIES
(cost $47,888)                                                         47,888
                                                                 ------------

TOTAL INVESTMENTS - 107.4%
(identified cost $1,501,072)                                        1,774,749
                                                                 ------------
SECURITIES SOLD SHORT - (4.3%)
Auto and Transportation - (0.2%)
Airtran Holdings, Inc. (AE)                           (24,100)           (240)
AMR Corp. (AE)                                        (22,900)           (649)
Continental Airlines, Inc.                            (12,800)           (472)
Florida East Coast Industries, Inc. (AE)              (10,300)           (616)
Genesee & Wyoming, Inc. Class A (AE)                   (4,700)           (132)
Oshkosh Truck Corp.                                    (5,500)           (249)
Overseas Shipholding Group, Inc.                       (8,400)           (525)
Thor Industries, Inc.                                 (12,600)           (552)
US Airways Group, Inc. (AE)                           (10,400)           (519)
Winnebago Industries, Inc.                             (7,100)           (236)
                                                                 ------------
                                                                       (4,190)
                                                                 ------------

Consumer Discretionary - (1.0%)
Advance Auto Parts, Inc.                              (13,600)           (476)
Allied Waste Industries, Inc. (AE)                    (53,100)           (645)
American Greetings Corp.                              (18,900)           (452)
Borders Group, Inc.                                   (31,600)           (651)
Boyd Gaming Corp.                                      (4,100)           (162)
Cheesecake Factory, Inc. (The) (AE)                    (8,500)           (240)
ChoicePoint, Inc. (AE)                                 (7,700)           (280)
Cogent, Inc. (AE)                                      (4,700)            (54)
Fastenal Co.                                          (34,700)         (1,396)
Guitar Center, Inc. (AE)                               (7,200)           (312)
Hearst-Argyle Television, Inc.                         (8,700)           (219)
Hewitt Associates, Inc. Class A (AE)                  (40,500)         (1,014)
Interpublic Group of Cos., Inc. (AE)                 (114,500)         (1,249)
Las Vegas Sands Corp. (AE)                            (22,800)         (1,738)
Live Nation, Inc. (AE)                                 (3,400)            (72)
Navigant Consulting, Inc. (AE)                         (3,600)            (64)
Pacific Sunwear of California, Inc. (AE)              (29,000)           (511)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Panera Bread Co. Class A (AE)                          (9,000)           (556)
Quiksilver, Inc. (AE)                                  (3,800)            (53)
RadioShack Corp.                                      (41,500)           (741)
Reader's Digest Association,
   Inc. (The)                                         (38,200)           (549)
Regis Corp.                                            (2,600)            (98)
Saks, Inc.                                            (28,300)           (547)
Service Corp. International                           (66,200)           (604)
Station Casinos, Inc.                                  (3,900)           (235)
Tractor Supply Co. (AE)                                (3,100)           (150)
Under Armour, Inc. Class A (AE)                        (2,800)           (130)
Urban Outfitters, Inc. (AE)                            (9,200)           (161)
Waste Connections, Inc. (AE)                           (8,700)           (354)
Yahoo!, Inc. (AE)                                     (77,500)         (2,042)
                                                                 ------------
                                                                      (15,755)
                                                                 ------------

Consumer Staples - (0.1%)
Rite Aid Corp. (AE)                                   (12,900)            (60)
Tootsie Roll Industries, Inc.                          (6,000)           (191)
Tyson Foods, Inc.                                     (42,900)           (620)
                                                                 ------------
                                                                         (871)
                                                                 ------------

Financial Services - (0.9%)
Eaton Vance Corp.                                     (59,800)         (1,856)
eFunds Corp. (AE)                                      (1,000)            (25)
Fannie Mae                                            (13,000)           (770)
Federated Investors, Inc. Class B                     (18,300)           (628)
First Data Corp.                                      (41,100)           (997)
Fremont General Corp.                                 (15,600)           (227)
General Growth Properties, Inc. (o)                   (21,300)         (1,106)
Global Signal, Inc. (AE)(o)                            (8,700)           (472)
Greenhill & Co., Inc.                                 (11,300)           (768)
H&R Block, Inc.                                       (63,300)         (1,384)
Investors Financial Services Corp.                    (14,100)           (554)
Kronos, Inc. (AE)                                      (1,900)            (64)
LandAmerica Financial Group, Inc.                     (13,000)           (820)
MBIA, Inc.                                             (5,500)           (341)
Piper Jaffray Cos., Inc. (AE)                          (6,700)           (463)
Potlatch Corp. (AE)(o)                                   (800)            (33)
Redwood Trust, Inc. (AE)(o)                            (2,600)           (143)
SEI Investments Co.                                   (21,400)         (1,204)
Sovereign Bancorp, Inc.                               (27,700)           (661)
State Auto Financial Corp.                             (1,600)            (51)
United Rentals, Inc.                                   (9,000)           (213)
UnumProvident Corp.                                   (47,600)           (942)
Vornado Realty Trust (o)                               (4,100)           (489)
                                                                 ------------
                                                                      (14,211)
                                                                 ------------

                                                               Equity Q Fund  45

RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Health Care - (0.3%)
Abraxis BioScience, Inc. (AE)                         (11,500)           (303)
Adams Respiratory Therapeutics, Inc. (AE)              (7,700)           (332)
Affymetrix, Inc. (AE)                                 (12,500)           (319)
Alexion Pharmaceuticals, Inc. (AE)                    (13,200)           (493)
Gilead Sciences, Inc.                                 (26,600)         (1,833)
Inverness Medical Innovations, Inc. (AE)               (4,000)           (151)
Omnicare, Inc.                                        (32,100)         (1,216)
United Therapeutics Corp. (AE)                         (5,400)           (323)
                                                                 ------------
                                                                       (4,970)
                                                                 ------------

Integrated Oils - 0.0%
Delta Petroleum Corp. (AE)                             (8,300)           (213)
Murphy Oil Corp.                                      (12,000)           (566)
                                                                 ------------
                                                                         (779)
                                                                 ------------

Materials and Processing - (0.2%)
Century Aluminum Co. (AE)                             (10,700)           (417)
Clarcor, Inc.                                            (500)            (16)
Energy Conversion Devices, Inc. (AE)                   (8,100)           (298)
Hexcel Corp. (AE)                                     (17,900)           (290)
Lone Star Technologies, Inc. (AE)                      (6,800)           (328)
Mosaic Co. (The) (AE)                                 (26,400)           (494)
Scotts Miracle-Gro Co. (The) Class A                  (22,700)         (1,123)
Shaw Group, Inc. (The) (AE)                           (23,000)           (611)
                                                                 ------------
                                                                       (3,577)
                                                                 ------------
Miscellaneous - 0.0%
Walter Industries, Inc.                               (16,400)           (762)
                                                                 ------------

Other Energy - (0.4%)
Arch Coal, Inc.                                       (27,500)           (952)
ATP Oil & Gas Corp. (AE)                               (2,500)           (108)
Baker Hughes, Inc.                                     (4,100)           (283)
Cabot Oil & Gas Corp.                                  (5,700)           (302)
Consol Energy, Inc.                                   (21,000)           (743)
Crosstex Energy, Inc. (AE)                             (3,700)           (355)
El Paso Corp.                                        (103,200)         (1,414)
Equitable Resources, Inc.                             (10,300)           (417)
Massey Energy Co. (AE)                                (34,500)           (871)
Noble Energy, Inc.                                     (2,500)           (122)
PetroHawk Energy Corp. (AE)                            (7,600)            (86)
Pogo Producing Co.                                    (20,900)           (935)
SEACOR Holdings, Inc. (AE)                             (5,000)           (447)
                                                                 ------------
                                                                       (7,035)
                                                                 ------------

Producer Durables - (0.5%)
ACCO Brands Corp. (AE)                                (11,700)           (284)
American Power Conversion Corp.                        (4,500)           (136)
Beazer Homes USA, Inc. (AE)                           (12,000)           (520)
Centex Corp.                                          (31,400)         (1,642)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Crown Castle International Corp. (AE)                 (44,400)         (1,494)
Dionex Corp. (AE)                                     (12,700)           (691)
Entegris, Inc. (AE)                                   (30,800)           (345)
MDC Holdings, Inc.                                    (11,200)           (559)
Pitney Bowes, Inc.                                    (37,500)         (1,752)
SBA Communications Corp. Class A (AE)                 (11,900)           (318)
Standard-Pacific Corp.                                (30,000)           (727)
                                                                 ------------
                                                                       (8,468)
                                                                 ------------

Technology - (0.5%)
American Reprographics Co. (AE)                       (17,200)           (611)
Amphenol Corp. Class A                                 (8,400)           (570)
Avid Technology, Inc. (AE)                             (1,900)            (69)
Dell, Inc. (AE)                                       (59,400)         (1,445)
EMC Corp. (AE)                                        (42,400)           (519)
Juniper Networks, Inc. (AE)                           (52,000)           (896)
Maxim Integrated Products, Inc.                       (48,900)         (1,468)
Microchip Technology, Inc.                            (55,300)         (1,821)
Palm, Inc. (AE)                                        (7,700)           (118)
SRA International, Inc. Class A (AE)                   (4,000)           (128)
Inc. (AE)                                              (4,400)           (148)
                                                                 ------------
                                                                       (7,793)
                                                                 ------------

Utilities - (0.2%)
Atmos Energy Corp.                                    (17,100)           (525)
Black Hills Corp.                                      (1,200)            (41)
CenturyTel, Inc.                                      (19,100)           (769)
Comcast Corp.                                         (19,600)           (797)
Southern Union Co.                                    (15,500)           (429)
                                                                 ------------
                                                                       (2,561)
                                                                 ------------

TOTAL SECURITIES SOLD SHORT
(proceeds $67,017)                                                    (70,972)
                                                                 ------------

OTHER ASSETS AND LIABILITIES,
NET - (3.1%)                                                          (51,938)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,651,839
                                                                 ============

 46  Equity Q Fund

RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 1000 Index
   expiration date 12/06 (20)                               7,503                418

Russell 1000 Mini Index (CME)
   expiration date 12/06 (8)                                  600                 31

S&P 500 E-Mini Index (CME)
   expiration date 12/06 (66)                               4,565                221

S&P 500 Index (CME)
   expiration date 12/06 (5)                                1,729                 --

S&P Midcap 400 E-Mini
   Index (CME)
   expiration date 12/06 (188)                             14,828                782
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                      1,452
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                   % OF
                                                    NET
CATEGORIES                                        ASSETS
-------------------------------------------------------------

Auto and Transportation                                   2.8
Consumer Discretionary                                   13.7
Consumer Staples                                          5.6
Financial Services                                       24.0
Health Care                                              15.0
Integrated Oils                                           6.5
Materials and Processing                                  5.5
Miscellaneous                                             2.1
Other Energy                                              2.6
Producer Durables                                         5.5
Technology                                               13.2
Utilities                                                 6.0
Short-Term Investments                                    2.0
Other Securities                                          2.9
                                              ---------------
Total Investments                                       107.4
Securities Sold Short                                    (4.3)
Other Assets and Liabilities, Net                        (3.1)
                                              ---------------

                                                        100.0
                                              ===============

Futures Contracts                                         (--)*

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                               Equity Q Fund  47

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                 INTERNATIONAL - CLASS I ++                MSCI EAFE **
                                                                 --------------------------                ------------
Inception*                                                                 10000                              10000
1997                                                                       10491                              10463
1998                                                                       10929                              11472
1999                                                                       13314                              14115
2000                                                                       13479                              13706
2001                                                                       10195                              10289
2002                                                                        8924                               8930
2003                                                                       11456                              11344
2004                                                                       13228                              13480
2005                                                                       15540                              15920
2006                                                                       19762                              20301

International Fund - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 27.17%
5 Years                                14.15%sec.
10 Years                                7.05%sec.

International Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 26.84%
5 Years                                13.92%sec.
10 Years                                6.88%sec.

International Fund - Class Y ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 27.24%
5 Years                                14.23%sec.
10 Years                                7.10%sec.

MSCI EAFE Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 27.52%
5 Years                                14.56%sec.
10 Years                                7.34%sec.

 48  International Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long-term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the International Fund Class I, Class E and Class Y gained 27.17%, 26.84% and 27.24%, respectively. This compared to the MSCI EAFE(R) Index, which gained 27.52% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) International Funds Average returned 26.25%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

For most of the period, the Fund had a slight tilt towards growth stocks. The Fund had a small valuation premium to the market and slightly above-market forecasted growth rates. This was due to the money managers' views that growth stocks were undervalued relative to value stocks. This positioning and negative contributions to relative performance caused by factors such as price momentum, above-market growth and yield underweight detracted from Fund performance overall. In addition, the Fund was underweight in high dividend yielding stocks and overweight in stocks with positive price momentum. These factors were well rewarded at the end of 2005 and into 2006, but in May of 2006, market sentiment reversed and began to reward stocks with higher dividend yields, and more defensive, predictable earnings streams. This shift in market strength proved difficult for most active managers. While the Fund had some exposure to this area of the market through money managers such as MFS Institutional Advisors, Inc. and Mondrian Investment Partners Limited, the Fund's overall orientation favoring positive momentum and away from high yield hurt performance. Two chief detractors in this regard were Axiom International Investors LLC and Marvin & Palmer Associates, Inc. Their focus on high growth stocks led to a level of underperformance in the last five months that negatively impacted the overall Fund.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Sector allocation did not contribute to performance. The Fund's overweight to the energy sector and underweight in the financial services sector detracted from performance. Within the energy sector, however, the Fund benefited from stock selection with an overweight in the better performing equipment and services companies rather than oil and gas companies.

An overweight to European stocks within the industrials sector proved to be favorable. Vallourec S.A., a French manufacturer of steel tubing, was among the top contributors to Fund performance. Vallourec benefited from many of the favorable trends experienced by energy companies. Telecommunications stocks, especially wireless services, underperformed the broad benchmark, and the Fund benefited from its underweight to this sector. On the negative side, stock selection within the consumer discretionary sector was ineffective. Rakuten Inc., an internet retail store in Japan, in particular, detracted from returns. Stock selection within the health care sector was also a detractor to Fund performance as many of the pharmaceutical companies viewed favorably by the Fund's money managers failed to keep pace with the broad market.

At the country level, stock selection was best in the U.K. due to an overweight position in staples combined with an underweight to the large oil and gas companies such as BG Group, BP, and Royal Dutch Shell. An underweight to Japanese local industrial companies and good stock selection in the financial services sector contributed positively to performance. Emerging markets exposure was a slight detractor to Fund performance. Despite strength among emerging markets in general, stock selection decisions produced less effective results. Non-U.S. currency exposure had a slightly positive effect on performance during the year due to U.S. dollar weakness.

Value money managers in the Fund tended to have the best returns during the period. AllianceBernstein L.P. benefited from broad value exposure and strong stock selection. Mondrian performed well largely due to its preference for cash generating, high dividend yielding stocks and its underweight to Japan.

MFS, a growth money manager with a focus on earnings quality, outperformed for the period due to its more defensive-growth orientation. Aggressive growth money managers such as Marvin & Palmer and Axiom, with exposure to price momentum, underperformed. These money managers' portfolios contained a high level of forecasted growth potential that was not rewarded by the market during the latter half of the year.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

RIMCo may employ a "select holdings" strategy for a portion of the Fund's assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund's money managers to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund's exposure to stocks that are viewed as attractive by multiple money managers. The select holdings strategy was

                                                          International Fund  49

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

implemented in the Fund at a 5% target weight at the end of September 2006.

During the year, RIMCo increased the Fund's allowable exposure to emerging markets to further expand the investable universe.

Money Managers as of                                                 Styles
October 31, 2006


AllianceBernstein, L.P.                     Value
AQR Capital Management, LLC                 Market-Oriented
Axiom International Investors, LLC          Growth
Fidelity Management & Research Company      Market-Oriented
Marvin & Palmer Associates, Inc.            Growth
MFS Institutional Advisors, Inc.            Growth
Mondrian Investment Partners Limited        Value
The Boston Company Asset Management, LLC    Value
Wellington Management Company, LLP          Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Assumes initial investment on November 1, 1996.

**     Morgan Stanley Capital International Europe, Australia, Far East
       (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

++++ The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the performance of the Fund's Class I Shares from November 1, 1996 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

++++++ The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the performance of the Fund's Class I Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 50  International Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,019.20      $     1,019.31
Expenses Paid During
Period*                       $         5.95      $         5.96

* Expenses are equal to the Fund's annualized expense ratio of 1.17% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,020.40      $     1,020.57
Expenses Paid During
Period*                       $         4.69      $         4.69

* Expenses are equal to the Fund's annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS Y                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,020.80      $     1,020.82
Expenses Paid During
Period*                       $         4.43      $         4.43

* Expenses are equal to the Fund's annualized expense ratio of 0.87% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                          International Fund  51

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 92.0%
Australia - 3.5%
AGL Energy, Ltd. (AE)(N)                               10,400             124
Alinta, Ltd.                                            6,006              49
Amcor, Ltd.                                           754,375           4,042
AMP, Ltd.                                             121,498             894
Aristocrat Leisure, Ltd.                               84,625             913
Australia & New Zealand Banking Group, Ltd.            84,725           1,905
Australian Stock Exchange, Ltd.                        11,700             321
Australian Wealth Management, Ltd.                    158,350             319
AXA Asia Pacific Holdings, Ltd. (N)                    30,604             158
BHP Billiton, Ltd. (N)                                229,779           4,854
Billabong International, Ltd.                          29,100             353
Boral, Ltd.                                            29,900             168
Bradken, Ltd.                                          26,901             127
Caltex Australia, Ltd.                                  9,068             156
Centro Properties Group                                20,800             124
Coca-Cola Amatil, Ltd. (N)                            195,476           1,054
Coles Myer, Ltd.                                      278,929           2,933
Commonwealth Bank of Australia                         27,374           1,011
Computershare, Ltd.                                   111,200             663
CSR, Ltd.                                              62,264             156
David Jones, Ltd. (N)                                  70,000             196
DB RREEF Trust                                         41,660              53
Downer EDI, Ltd.                                       59,629             297
Dyno Nobel, Ltd. (AE)                                  43,400              79
Foster's Group, Ltd.                                1,141,636           5,702
Futuris Corp., Ltd.                                    63,846              87
Goodman Fielder, Ltd.                                  44,429              72
GPT Group (N)                                          41,700             152
Harvey Norman Holdings, Ltd. (N)                       27,395              77
Insurance Australia Group, Ltd.                       154,220             663
Investa Property Group                                  9,267              17
Leighton Holdings, Ltd. (N)                             8,599             142
Lend Lease Corp., Ltd.                                  9,655             126
Macquarie Airports Management, Ltd.                   388,400             965
Macquarie Bank, Ltd. (N)                               17,358           1,002
Macquarie Goodman Group                                23,987             123
Macquarie Infrastructure Group                         28,207              74
McGuigan Simeon Wines, Ltd.                            70,457             144
Metcash, Ltd. (N)                                      73,621             244
Minara Resources, Ltd. (AE)                             9,631              40
Mirvac Group                                            7,900              30
National Australia Bank, Ltd.                         524,134          15,496
Newcrest Mining, Ltd.                                   5,729             106
OneSteel, Ltd. (N)                                     69,543             227
Oxiana, Ltd. (AE)                                      18,534              48
Pacific Brands, Ltd.                                  109,603             225
PaperlinX, Ltd.                                        35,465             113
Promina Group, Ltd.                                    33,662             177
Publishing & Broadcasting, Ltd. (N)                    18,530             278
Qantas Airways, Ltd.                                   64,786             213

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
QBE Insurance Group, Ltd. (N)                         155,315           2,971
Ramsay Health Care, Ltd.                               26,815             223
Rinker Group, Ltd.                                     39,160             562
Rio Tinto, Ltd. (N)                                     7,423             451
Santos, Ltd.                                           21,571             177
Sims Group, Ltd.                                        5,604              94
Smorgon Steel Group, Ltd.                              18,477              24
Sons of Gwalia, Ltd. (AE)                              22,400              --
Stockland (N)                                          28,400             167
Suncorp-Metway, Ltd. (N)                               15,458             249
Symbion Health, Ltd. (N)                              133,817             340
TABCORP Holdings, Ltd. (N)                            128,509           1,642
Tattersall's, Ltd. (AE)(N)                             29,926              84
Telstra Corp., Ltd. (N)                             1,174,067           3,600
Transurban Group (N)                                   46,300             259
United Group, Ltd. (N)                                 25,100             284
Wesfarmers, Ltd. (N)                                   79,020           2,113
Westfield Group                                        29,794             430
Westpac Banking Corp.                                  41,577             771
Woodside Petroleum, Ltd.                                1,011              29
Woolworths, Ltd.                                      174,128           2,790
Zinifex, Ltd.                                          27,511             323
                                                                 ------------
                                                                       65,075
                                                                 ------------

Austria - 0.5%
Erste Bank der Oesterreichischen Sparkassen AG
   (N)                                                 90,280           6,147
OMV AG                                                 20,000           1,087
Verbund - Oesterreichische
   Elektrizitaetswirtschafts AG Class A                 9,800             489
Voestalpine AG (N)                                     37,100           1,750
                                                                 ------------
                                                                        9,473
                                                                 ------------

Belgium - 1.1%
Belgacom SA                                            24,994           1,023
Delhaize Group                                         12,890           1,042
Dexia                                                   5,139             139
Fortis (N)                                            256,243          10,750
Fortis                                                 95,657           4,015
KBC Groep NV                                           28,508           3,114
UCB SA                                                 12,998             805
                                                                 ------------
                                                                       20,888
                                                                 ------------

Bermuda - 0.4%
CNPC Hong Kong, Ltd.                                  310,000             155
Cofco International, Ltd.                              78,000              69
Esprit Holdings, Ltd.                                 244,000           2,362

 52  International Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Great Eagle Holdings, Ltd.                             35,000              94
Jardine Matheson Holdings, Ltd.                       102,500           2,050
Kerry Properties, Ltd. (N)                             23,500              87
Li & Fung, Ltd.                                       928,600           2,430
Orient Overseas International, Ltd.                    25,900             113
People's Food Holdings, Ltd.                           42,000              32
TPV Technology, Ltd.                                  128,000             107
Vostok Nafta Investment, Ltd. (AE)                     10,825             686
                                                                 ------------
                                                                        8,185
                                                                 ------------

Brazil - 0.2%
Cia Vale do Rio Doce - ADR                             27,100             689
Gerdau SA - ADR (N)                                    56,100             829
Petroleo Brasileiro SA - ADR (AE)                      14,640           1,300
Unibanco - Uniao de Bancos Brasileiros SA - ADR         7,000             551
                                                                 ------------
                                                                        3,369
                                                                 ------------

Canada - 1.2%
Bombardier, Inc. (AE)                                  45,989             158
Cameco Corp.                                           27,400             962
Canadian Imperial Bank of Commerce (N)                 19,700           1,537
Canadian National Railway Co.                          38,300           1,825
Canadian Natural Resources, Ltd.                       28,600           1,489
EnCana Corp. (N)                                       11,200             532
Gerdau Ameristeel Corp.                                37,900             386
ING Canada, Inc.                                       13,100             690
Nexen, Inc.                                            23,922           1,276
Potash Corp. of Saskatchewan                            8,100           1,012
Research In Motion, Ltd. (AE)                          43,800           5,146
Rogers Communications, Inc. Class B                    67,400           4,033
SNC-Lavalin Group, Inc.                                62,300           1,701
Teck Cominco, Ltd. Class B                             16,400           1,208
Toronto-Dominion Bank (N)                              11,800             684
                                                                 ------------
                                                                       22,639
                                                                 ------------

Cayman Islands - 0.1%
Chaoda Modern Agriculture                              88,000              53
Foxconn International Holdings, Ltd. (AE)             363,000           1,207
                                                                 ------------
                                                                        1,260
                                                                 ------------

China - 0.3%
China Life Insurance Co., Ltd. Class H (N)          1,670,000           3,517
China Merchants Bank Co., Ltd. (AE)(N)                108,500             170
China Telecom Corp., Ltd. Class H                     914,000             344

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
PetroChina Co., Ltd. Class H                          532,000             586
Ping An Insurance (Group) Co. of China, Ltd.
   Class H (N)                                         86,000             299
                                                                 ------------
                                                                        4,916
                                                                 ------------

Denmark - 0.1%
Carlsberg A/S Class B                                   4,700             404
Danske Bank A/S                                        12,900             541
FLSmidth & Co. A/S                                      9,050             477
Genmab A/S (AE)                                         6,500             291
Novo-Nordisk A/S Class B                               13,050             985
                                                                 ------------
                                                                        2,698
                                                                 ------------

Finland - 0.7%
Cargotec Corp. Class B                                  5,040             229
Fortum OYJ                                            112,571           3,098
Kesko OYJ Class B                                       3,939             186
M-real OYJ Class B                                     89,470             528
Metso OYJ                                              11,700             508
Neste Oil OYJ (N)                                      18,417             580
Nokia OYJ                                              92,719           1,840
Nokia OYJ - ADR                                         4,653              93
Orion OYJ Class B (AE)(N)                              13,000             260
Rautaruukki OYJ                                        32,551           1,075
UPM-Kymmene OYJ                                       184,951           4,695
                                                                 ------------
                                                                       13,092
                                                                 ------------

France - 11.9%
Air France-KLM                                         37,612           1,340
Air Liquide SA (N)                                     30,922           6,583
Alcatel SA                                             67,506             857
Alstom RGPT (AE)                                       27,600           2,547
Arkema (AE)                                            14,774             721
Assurances Generales de France                          8,700           1,221
AXA SA (N)                                            305,276          11,630
BNP Paribas (N)                                       194,720          21,410
Capgemini SA (N)                                       17,415             989
Carrefour SA (N)                                       63,072           3,843
Casino Guichard Perrachon SA                            7,139             606
Christian Dior SA                                       8,460             904
Cie de Saint-Gobain (N)                                73,194           5,395
Cie Generale d'Optique Essilor International SA
   (N)                                                 18,537           1,945
CNP Assurances (N)                                     10,702           1,126
Credit Agricole SA (N)                                342,160          14,546
Eiffage SA (N)                                          7,902             726
Electricite de France                                  12,361             750
France Telecom SA (N)                                 254,591           6,612
Gaz de France SA (N)                                   36,770           1,478
Groupe Danone (N)                                      57,335           8,401

                                                          International Fund  53

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Iliad SA                                               13,092           1,118
L'Oreal SA                                             18,130           1,763
Lafarge SA (N)                                          9,495           1,276
Lagardere SCA (N)                                      14,390           1,035
Legrand SA (N)                                         57,940           1,642
LVMH Moet Hennessy Louis Vuitton SA (N)                42,694           4,449
Natexis Banques Populaires                              3,464             958
Nexans SA                                               3,501             314
Pernod-Ricard SA (N)                                   16,990           3,402
Peugeot SA (N)                                         17,650           1,014
PPR SA                                                 38,881           5,801
Renault SA (N)                                         90,544          10,591
Sanofi-Aventis (N)                                    171,522          14,580
Sanofi-Aventis                                          2,746             233
Schneider Electric SA (N)                              61,587           6,398
Societe BIC SA                                          3,555             229
Societe Generale (N)                                  117,168          19,470
Sodexho Alliance SA (N)                                12,700             682
Suez SA (N)                                            86,972           3,892
Suez SA (AE)(N)                                        27,332              --
Thomson (AE)(N)                                        71,850           1,239
Total SA (N)                                          370,604          25,093
Total SA - ADR                                         21,452           1,462
Unibail (N)                                            13,752           2,994
Valeo SA (N)                                           43,997           1,656
Vallourec SA (N)                                       26,776           6,664
Veolia Environnement (N)                              116,472           7,131
Vivendi Universal SA                                   39,310           1,489
                                                                 ------------
                                                                      220,205
                                                                 ------------

Germany - 6.4%
Aareal Bank AG (AE)(N)                                  4,250             181
Allianz SE                                             28,151           5,225
BASF AG                                                16,900           1,490
Bayer AG                                              330,274          16,629
Bayerische Motoren Werke AG                             9,400             540
Bilfinger Berger AG                                    15,800             985
Celanese AG (N)                                         1,000              89
Celesio AG                                              8,474             437
Continental AG                                         46,700           5,222
DaimlerChrysler AG                                     14,788             844
Deutsche Bank AG                                       33,388           4,202
Deutsche Boerse AG                                     44,515           7,178
Deutsche Lufthansa AG                                 131,608           3,035
Deutsche Post AG                                      121,530           3,366
Deutsche Telekom AG                                   184,153           3,187
E.ON AG                                               159,053          19,082
GEA Group AG                                           26,541             477
Hannover Rueckversicherung AG (AE)(N)                  36,690           1,557
Hochtief AG                                            11,325             740
Infineon Technologies AG (AE)                         181,060           2,204

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
KarstadtQuelle AG (AE)(N)                              22,022             517
Lanxess AG (AE)                                        22,180           1,014
Linde AG                                                8,892             881
MAN AG                                                 63,489           5,644
Medion AG (N)                                          23,550             250
Merck KGaA                                             18,100           1,908
Metro AG                                               31,750           1,886
Muenchener Rueckversicherungs AG                       32,126           5,215
Praktiker Bau- und Heimwerkermaerkte AG                 6,181             197
Rheinmetall AG                                          5,733             412
RWE AG                                                102,351          10,115
Salzgitter AG                                          27,117           2,901
SAP AG                                                 15,400           3,064
Siemens AG                                             43,165           3,884
Suedzucker AG                                          21,965             542
ThyssenKrupp AG                                           883              33
TUI AG (N)                                             44,400             971
Volkswagen AG (N)                                      15,955           1,574
Wacker Chemie AG (AE)                                   9,600           1,154
Wincor Nixdorf AG                                       2,502             348
                                                                 ------------
                                                                      119,180
                                                                 ------------

Greece - 0.3%
Alpha Bank AE                                          50,700           1,476
EFG Eurobank Ergasias SA                               55,560           1,848
Public Power Corp.                                     55,640           1,420
                                                                 ------------
                                                                        4,744
                                                                 ------------

Hong Kong - 1.7%
Bank of East Asia, Ltd.                                71,200             340
BOC Hong Kong Holdings, Ltd. (N)                    2,106,000           4,712
Cheung Kong Holdings, Ltd.                             49,200             535
China Mobile, Ltd.                                    546,000           4,437
China Netcom Group Corp. Hong Kong, Ltd. (N)          132,000             235
China Resources Power Holdings Co.                     58,000              72
Citic Pacific, Ltd.                                   176,100             541
CNOOC, Ltd. (N)                                     1,842,000           1,549
Dah Sing Financial Holdings, Ltd. (AE)                  6,000              53
Guangdong Investment, Ltd.                            126,000              53
Guangzhou Investment Co., Ltd.                        798,000             154
Hang Seng Bank, Ltd.                                   42,800             545
Henderson Land Development Co., Ltd. (N)               34,000             187
Hong Kong Exchanges and Clearing, Ltd.                270,000           2,139
HongKong Electric Holdings                            657,500           3,094

 54  International Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Hopewell Holdings (N)                                  37,000             110
Hutchison China Meditech, Ltd. (AE)                         2              --
Hutchison Telecommunications International, Ltd.
   (AE)(N)                                            685,000           1,319
Hutchison Whampoa, Ltd.                               186,100           1,651
Link REIT (The) (AE)(o)                               433,500             892
Melco International Development                       488,000           1,196
New World Development, Ltd.                           107,000             183
Shenzhen Investment, Ltd. (N)                         162,000              64
Shun TAK Holdings, Ltd.                             1,478,000           1,954
Sino Land Co. (N)                                     344,293             599
Sun Hung Kai Properties, Ltd.                         104,000           1,137
Swire Pacific, Ltd.                                    25,900             274
Television Broadcasts, Ltd.                            33,000             189
Wharf Holdings, Ltd.                                  669,537           2,273
Wheelock & Co., Ltd.                                   52,000              94
                                                                 ------------
                                                                       30,581
                                                                 ------------

Hungary - 0.0%
MOL Hungarian Oil and Gas PLC                           5,900             587
                                                                 ------------

India - 0.1%
State Bank of India, Ltd. - GDR                        15,300             964
                                                                 ------------

Indonesia - 0.1%
Bank Central Asia Tbk PT                            2,869,500           1,464
Telekomunikasi Indonesia Tbk PT                     1,230,500           1,135
Telekomunikasi Indonesia Tbk
   PT - ADR                                             5,423             198
                                                                 ------------
                                                                        2,797
                                                                 ------------

Ireland - 0.5%
Allied Irish Banks PLC                                 54,300           1,483
Bank of Ireland                                         7,600             153
Bank of Ireland PLC                                   117,084           2,357
CRH PLC                                                51,439           1,815
Elan Corp. PLC - ADR (AE)(N)                          122,800           1,778
Ryanair Holdings PLC - ADR (AE)(N)                     36,713           2,453
                                                                 ------------
                                                                       10,039
                                                                 ------------

Israel - 0.0%
Teva Pharmaceutical Industries,
   Ltd. - ADR                                          21,200             699
                                                                 ------------

Italy - 3.7%
Amplifon SpA                                           23,152             174
Assicurazioni Generali SpA (N)                         82,660           3,280
Banca Intesa SpA (N)                                1,294,268           8,847
Banco Popolare di Verona e Novara SCRL (N)             65,378           1,759
Benetton Group SpA                                     26,860             509
Buzzi Unicem SpA (N)                                   62,360           1,643
Capitalia SpA (N)                                      27,784             246

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Enel SpA (N)                                          180,350           1,731
ENI SpA (N)                                           499,174          15,054
ERG SpA (N)                                            27,249             571
Esprinet SpA                                            9,280             167
Fastweb                                                26,300           1,302
Fiat SpA (AE)(N)                                      116,400           2,056
Fondiaria-Sai SpA (N)                                  67,127           2,991
Italcementi SpA (N)                                    42,372           1,124
Lottomatica SpA (N)                                    27,610           1,008
Mediaset SpA                                          182,280           2,045
Milano Assicurazioni SpA                              120,800             942
Parmalat Finanziaria SpA (AE)                          46,200              --
Saipem SpA (N)                                         35,900             846
SanPaolo IMI SpA                                       12,303             263
Saras SpA (AE)(N)                                     213,760           1,114
Telecom Italia SpA                                    390,553             987
Toro Assicurazioni SpA                                  9,374             252
UniCredito Italiano SpA (N)                         2,114,966          17,535
Unipol SpA                                            345,630           1,195
                                                                 ------------
                                                                       67,641
                                                                 ------------

Japan - 19.3%
77 Bank, Ltd. (The)                                   151,500             996
Access Co., Ltd. (AE)(N)                                   31             207
Aderans Co., Ltd. (N)                                   6,800             158
Aeon Co., Ltd. (N)                                    118,400           2,789
Aeon Credit Service Co., Ltd. (N)                      52,900           1,183
Aida Engineering, Ltd.                                 34,000             205
Aiful Corp.                                            26,253             907
Aioi Insurance Co., Ltd.                               26,000             179
Ajinomoto Co., Inc.                                    83,100             961
Alpen Co., Ltd.                                        11,200             337
Amada Co., Ltd.                                        31,000             308
Asahi Breweries, Ltd.                                  18,200             259
Asahi Glass Co., Ltd. (N)                             255,000           2,937
Asahi Kasei Corp.                                      69,000             441
Astellas Pharma, Inc.                                  38,700           1,744
Bandai Visual Co., Ltd.                                    66             207
Bank of Nagoya, Ltd. (The)                             16,000             109
Bridgestone Corp. (N)                                 125,900           2,627
Brother Industries, Ltd.                               33,000             416
Calsonic Kansei Corp.                                  33,000             215
Canon Marketing Japan, Inc.                             6,800             161
Canon, Inc.                                           429,995          23,052
Central Japan Railway Co.                                 115           1,239
Chiba Bank, Ltd. (The)                                 21,000             188
Chubu Electric Power Co., Inc.                         23,800             659
Chugai Pharmaceutical Co., Ltd. (N)                    78,200           1,605

                                                          International Fund  55

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Credit Saison Co., Ltd.                                11,400             412
Cyber Communications, Inc. (N)                             58              88
Dai Nippon Printing Co., Ltd.                          11,000             164
Daiei, Inc. (The) (AE)(N)                              16,500             310
Daiichi Sankyo Co., Ltd.                              105,800           3,148
Daikin Industries, Ltd. (N)                            15,500             437
Daishi Bank, Ltd. (The) (AE)                           10,000              41
Daiwa House Industry Co., Ltd.                         11,000             198
Daiwa Securities Group, Inc.                          115,000           1,305
Denki Kagaku Kogyo Kabushiki Kaisha                    39,000             148
Denso Corp.                                            10,800             412
Dentsu, Inc. (N)                                          785           2,161
East Japan Railway Co.                                    367           2,567
EDION Corp.                                            63,700             918
Eighteenth Bank, Ltd. (The)                             3,000              14
Eisai Co., Ltd.                                        85,100           4,359
Electric Power Development Co., Ltd.                    6,300             262
Elpida Memory, Inc. (AE)                               48,200           2,250
Exedy Corp.                                            11,500             337
Fancl Corp. (N)(p)                                     28,400             371
Fanuc, Ltd.                                            32,500           2,821
Frontier Real Estate Investment Corp. (o)                  21             168
Fuji Electric Holdings Co., Ltd. (N)                   23,000             125
Fuji Fire & Marine Insurance Co., Ltd. (The)           37,000             148
Fuji Heavy Industries, Ltd.                           109,000             629
FUJIFILM Holdings Corp.                                73,700           2,735
Fujikura, Ltd.                                         20,000             214
Fujitsu, Ltd.                                         165,000           1,346
Funai Electric Co., Ltd. (N)                           13,970           1,224
Hachijuni Bank, Ltd. (The)                             11,000              78
Higo Bank, Ltd. (The)                                   6,000              42
Hino Motors, Ltd. (N)                                 321,000           1,586
Hiroshima Bank, Ltd. (The)                             41,000             245
Hitachi Koki Co., Ltd. (N)                             28,000             399
Hitachi, Ltd.                                         382,000           2,205
Honda Motor Co., Ltd.                                  89,700           3,175
Hoya Corp.                                             18,600             719
Hyakugo Bank, Ltd. (The)                                6,000              38
Hyakujushi Bank, Ltd. (The)                             5,000              31
Ibiden Co., Ltd.                                       35,800           1,876
Inpex Holdings, Inc. (AE)                                  74             605
Itochu Corp.                                           86,000             685
Itochu-Shokuhin Co., Ltd.                               7,000             233
Iyo Bank, Ltd. (The)                                   10,000              99
Izumi Co., Ltd. (N)                                     6,600             246
Japan Asia Investment Co., Ltd.                        47,000             263
Japan Logistics Fund, Inc. Class A (o)                     50             372
Japan Petroleum Exploration Co.                         2,500             146
Japan Tobacco, Inc.                                     3,557          15,511
JFE Holdings, Inc. (N)                                137,300           5,518
JS Group Corp.                                         70,800           1,453

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
JSR Corp. (N)                                          28,600             719
Kadokawa Holdings, Inc. (N)                            11,300             402
Kagoshima Bank, Ltd. (The)                              6,000              43
Kandenko Co., Ltd.                                     19,000             115
Kansai Electric Power Co., Inc. (The)                  35,400             835
Kansai Paint Co., Ltd. (N)                             52,000             435
Kao Corp.                                             440,700          11,568
Kawasaki Kisen Kaisha, Ltd. (N)                        26,000             185
KDDI Corp.                                                863           5,379
Keio Corp. (N)                                         17,000             113
Keiyo Bank, Ltd. (The)                                 15,000              86
Kenedix, Inc.                                             243           1,365
Kobayashi Pharmaceutical Co., Ltd.                      8,700             334
Kobe Steel, Ltd.                                      548,000           1,677
Koei Co., Ltd. (N)                                     21,010             335
Koito Manufacturing Co., Ltd. (N)                      26,000             368
Komatsu, Ltd.                                          58,600           1,057
Komori Corp.                                            3,000              58
Konica Minolta Holdings, Inc. (AE)                     25,500             340
Kose Corp. (N)                                          7,010             211
Kubota Corp.                                           66,000             577
Kuraray Co., Ltd.                                      75,300             852
Kurita Water Industries, Ltd. (N)                      14,100             288
Kyocera Corp.                                           2,900             260
Lawson, Inc. (N)                                       26,700             906
Leopalace21 Corp.                                      42,700           1,606
Lintec Corp.                                            2,500              57
Mabuchi Motor Co., Ltd. (N)                             9,400             548
Makita Corp.                                           16,800             500
Marui Co., Ltd.                                        15,500             208
Matsumotokiyoshi Co., Ltd. (N)                         41,400           1,000
Matsushita Electric Industrial Co., Ltd.              104,000           2,174
Matsushita Electric Works, Ltd.                        28,000             314
Mazda Motor Corp.                                      89,000             602
Millea Holdings, Inc.                                  81,700           3,088
Minebea Co., Ltd.                                      40,600             248
Mitsubishi Chemical Holdings Corp.                      9,000              58
Mitsubishi Corp.                                       92,400           1,786
Mitsubishi Electric Corp. (N)                          83,000             724
Mitsubishi Estate Co., Ltd.                            26,000             622
Mitsubishi Gas Chemical Co., Inc.                      16,000             152
Mitsubishi Heavy Industries, Ltd.                      57,000             254
Mitsubishi Rayon Co., Ltd. (N)                         64,000             404
Mitsubishi UFJ Financial Group, Inc. (N)                  541           6,800
Mitsui & Co., Ltd. (N)                                102,000           1,393
Mitsui Chemicals, Inc.                                285,000           1,957

 56  International Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mitsui Engineering & Shipbuilding Co., Ltd.
   (AE)(N)                                             27,000             101
Mitsui Fudosan Co., Ltd.                              204,000           5,023
Mitsui OSK Lines, Ltd. (N)                            355,000           2,959
Mitsui Trust Holdings, Inc.                            90,100           1,061
Mizuho Financial Group, Inc.                              724           5,639
Mori Seiki Co., Ltd. (N)                               19,300             404
Murata Manufacturing Co., Ltd.                         29,700           2,077
Nabtesco Corp. (N)                                     13,000             156
Nafco Co., Ltd.                                         7,500             208
Netprice, Ltd. (AE)(N)                                     29              39
Nichirei Corp.                                         52,000             278
Nidec Corp. (N)                                         5,800             444
Nidec Sankyo Corp.                                     24,000             268
Nihon Unisys, Ltd. (AE)                                 5,900             111
Nikon Corp. (N)                                        36,000             740
Nintendo Co., Ltd.                                     41,000           8,385
Nippon Electric Glass Co., Ltd. (N)                    24,000             517
Nippon Express Co., Ltd. (N)                          558,600           3,023
Nippon Kayaku Co., Ltd.                                 3,000              24
Nippon Mining Holdings, Inc.                          197,000           1,472
Nippon Oil Corp.                                       79,000             588
Nippon Paint Co., Ltd.                                 11,000              59
Nippon Paper Group, Inc. (N)                              274             982
Nippon Steel Corp.                                    196,000             798
Nippon Telegraph & Telephone Corp.                        606           3,052
Nippon Yusen KK (N)                                    83,000             539
Nissan Motor Co., Ltd.                                377,300           4,520
Nissha Printing Co., Ltd.                               5,700             267
Nisshin Seifun Group, Inc.                             21,500             226
Nitto Denko Corp. (N)                                  47,900           2,732
Nomura Holdings, Inc.                                  29,100             514
Noritsu Koki Co., Ltd.                                  1,400              26
NTN Corp. (N)                                          20,000             165
NTT DoCoMo, Inc.                                          761           1,165
NTT Urban Development Corp. (N)                            93             803
Obic Co., Ltd.                                          2,030             431
OJI Paper Co., Ltd. (N)                                73,000             387
Okasan Holdings, Inc. (N)                              20,000             155
Oki Electric Industry Co., Ltd. (N)                   383,000             904
Omron Corp.                                            74,300           1,919
ORIX Corp. (N)                                         39,540          11,140
Pacific Metals Co., Ltd.                               45,000             387
Parco Co., Ltd. (N)                                     6,800              82
Rakuten, Inc. (N)                                       3,215           1,429
Rengo Co., Ltd. (N)                                    17,000             109
Resona Holdings, Inc. (N)                                 133             405
Ricoh Co., Ltd.                                       487,500           9,629
Rinnai Corp.                                           22,570             641
Rohm Co., Ltd.                                         32,800           3,018
San-In Godo Bank, Ltd. (The) (AE)                       6,000              55
Sankyo Co., Ltd.                                       17,500             893
Sapporo Hokuyo Holdings, Inc.                              32             320
Sega Sammy Holdings, Inc.                               4,300             108

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Seino Holdings Corp. (N)                               13,000             142
Sekisui Chemical Co., Ltd.                            195,900           1,732
Sekisui House, Ltd.                                   137,400           2,172
SFCG Co., Ltd.                                          3,589             664
Sharp Corp. (N)                                       174,000           3,102
Shiga Bank, Ltd. (The)                                  8,000              52
Shimano, Inc.                                           2,700              75
Shin-Etsu Chemical Co., Ltd.                           49,000           3,213
Shinko Electric Industries Co., Ltd.                    3,700              99
Shinsei Bank, Ltd.                                    767,100           4,427
Shionogi & Co., Ltd.                                   48,000             962
Shizuoka Bank, Ltd. (The)                              10,000             107
Sohgo Security Services Co., Ltd.                      13,200             235
Sompo Japan Insurance, Inc.                            93,000           1,237
Sony Corp.                                             37,000           1,534
Stanley Electric Co., Ltd. (N)                         24,700             490
Sumco Corp. (N)                                        39,300           2,796
Sumitomo Chemical Co., Ltd.                            37,000             264
Sumitomo Corp.                                         27,300             359
Sumitomo Electric Industries, Ltd. (N)                 52,400             742
Sumitomo Heavy Industries, Ltd.                       307,000           2,630
Sumitomo Metal Industries, Ltd.                       387,000           1,456
Sumitomo Mitsui Financial Group, Inc. (N)               1,535          16,800
Sumitomo Realty & Development Co., Ltd. (N)           144,000           4,777
Sumitomo Trust & Banking Co., Ltd. (The)               94,000           1,011
Sumitomo Warehouse Co., Ltd. (The) (N)                 29,000             205
Suzuken Co., Ltd.                                       5,300             186
Suzuki Motor Corp. (N)                                157,300           4,465
T&D Holdings, Inc.                                      6,200             453
Take And Give Needs Co., Ltd. (N)                         444             437
Takeda Pharmaceutical Co., Ltd.                       144,000           9,247
Takefuji Corp.                                         38,360           1,391
TDK Corp.                                              15,600           1,220
Telewave, Inc. (N)                                        135             269
Terumo Corp.                                           34,100           1,379
Tobu Railway Co., Ltd.                                 40,000             197
Tokai Carbon Co., Ltd. (N)                             40,000             270
Tokai Rubber Industries, Inc.                           2,500              39
Tokai Tokyo Securities Co., Ltd. (N)                   20,000              99
Tokyo Electric Power Co., Inc. (The)                   87,600           2,547
Tokyo Electron, Ltd. (N)                                4,600             344
Tokyo Gas Co., Ltd. (N)                               592,000           3,022
Tokyo Style Co., Ltd.                                   3,000              33
Tokyu Corp.                                            81,000             549

                                                          International Fund  57

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Toshiba Corp. (N)                                      58,000             367
Toyo Seikan Kaisha, Ltd. (N)                            9,600             186
Toyobo Co., Ltd. (N)                                   66,000             174
Toyoda Gosei Co., Ltd.                                 27,700             643
Toyota Motor Corp.                                    520,200          30,824
Trend Micro, Inc. (N)                                  11,000             353
Ube Industries, Ltd.                                  116,000             342
UNY Co., Ltd.                                          20,000             251
Valor Co., Ltd. (N)                                    15,600             229
West Japan Railway Co.                                    416           1,778
Xebio Co., Ltd.                                         5,850             180
Yahoo! Japan Corp.                                        336             131
Yokogawa Electric Corp.                                20,200             277
                                                                 ------------
                                                                      356,471
                                                                 ------------

Luxembourg - 0.1%
Acergy SA (AE)(N)                                      36,100             653
Millicom International Cellular SA (AE)(N)             29,200           1,457
SES Global SA (N)                                      42,500             651
                                                                 ------------
                                                                        2,761
                                                                 ------------

Mexico - 0.7%
America Movil SA de CV Series L                       152,700           6,546
Coca-Cola Femsa SA de CV - ADR                         28,700             997
Fomento Economico Mexicano SA de CV - ADR              26,900           2,601
Grupo Televisa SA - ADR                                51,750           1,277
Telefonos de Mexico SA de CV Series L                  36,680             968
                                                                 ------------
                                                                       12,389
                                                                 ------------

Netherlands - 4.1%
ABN AMRO Holding NV                                   179,991           5,249
Aegon NV (N)                                           82,021           1,509
ASML Holding NV (AE)                                   83,754           1,916
Euronext NV (AE)(N)                                    25,242           2,529
European Aeronautic Defense and Space Co. NV (N)       71,020           1,926
Heineken Holding NV                                    10,167             398
Heineken NV                                           136,100           6,168
Hunter Douglas NV                                       3,692             284
ING Groep NV                                          578,464          25,626
Koninklijke Philips Electronics NV                    206,571           7,216
Mittal Steel Co. NV                                    70,678           3,034
Reed Elsevier NV                                      258,369           4,442
Rodamco Europe NV                                      11,179           1,293
Royal KPN NV                                          168,855           2,256
Royal Numico NV                                        87,100           3,894
SBM Offshore NV                                        48,600           1,439
STMicroelectronics NV                                  46,900             811
Unilever NV (N)                                       133,522           3,292

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Univar NV (AE)                                          3,261             163
Wolters Kluwer NV                                      56,400           1,551
                                                                 ------------
                                                                       74,996
                                                                 ------------

Netherlands Antilles - 0.0%
Schlumberger, Ltd. (N)                                  8,200             517
                                                                 ------------

New Zealand - 0.1%
Telecom Corp. of New Zealand, Ltd. (N)                768,437           2,404
                                                                 ------------

Norway - 0.5%
Aker Kvaerner ASA (N)                                  13,140           1,367
DNB Nor Bank ASA (N)                                  118,563           1,553
Pan Fish ASA (AE)(N)                                  229,000             179
Petroleum Geo-Services ASA (AE)                        12,100             704
Statoil ASA (N)                                        53,800           1,360
Telenor ASA                                           171,300           2,706
Yara International ASA (N)                             28,800             504
                                                                 ------------
                                                                        8,373
                                                                 ------------

Panama - 0.0%
Carnival Corp. (N)                                      6,100             298
                                                                 ------------

Papua New Guinea - 0.0%
Oil Search, Ltd.                                      105,500             279
                                                                 ------------

Singapore - 1.1%
CapitaLand, Ltd.                                      381,000           1,334
City Developments, Ltd.                                36,000             255
CSE Global, Ltd.                                      107,000              79
DBS Group Holdings, Ltd.                              436,140           5,715
Flextronics International, Ltd. (AE)(N)                97,000           1,125
Fraser and Neave, Ltd.                                101,000             288
Jardine Cycle & Carriage, Ltd.                         22,000             175
Keppel Corp., Ltd.                                    253,000           2,568
NatSteel, Ltd.                                         46,400              39
Oversea-Chinese Banking Corp. (N)                     492,800           2,216
Pacific Century Regional Developments, Ltd. (AE)      141,000              40
Parkway Holdings, Ltd.                                153,000             272
SembCorp Industries, Ltd.                              51,580             121
Singapore Airlines, Ltd.                               24,000             234
Singapore Exchange, Ltd.                               88,000             254
Singapore Petroleum Co., Ltd.                          33,000              96
Singapore Telecommunications, Ltd. (AE)             1,583,500           2,696

 58  International Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
United Overseas Bank, Ltd. (N)                        217,100           2,468
Want Want Holdings, Ltd.                               22,000              40
                                                                 ------------
                                                                       20,015
                                                                 ------------

South Africa - 0.1%
Nedbank Group, Ltd.                                    61,403           1,016
Sanlam, Ltd.                                          209,900             499
Standard Bank Group, Ltd.                              42,500             499
Tiger Brands, Ltd.                                     20,100             417
                                                                 ------------
                                                                        2,431
                                                                 ------------

South Korea - 1.0%
Honam Petrochemical Corp.                               5,700             357
Hynix Semiconductor, Inc. (AE)                         31,110           1,129
Hyundai Mobis                                           3,800             371
Industrial Bank of Korea                               34,000             595
Kookmin Bank                                           12,738           1,013
Korea Electric Power Corp. - ADR                       46,010             910
KT Corp. - ADR (N)                                     42,000             940
POSCO                                                   2,400             666
Samsung Electronics Co., Ltd.                          17,847          11,573
Shinhan Financial Group Co., Ltd.                       9,200             424
SK Telecom Co., Ltd. - ADR                             44,250           1,066
                                                                 ------------
                                                                       19,044
                                                                 ------------

Spain - 2.9%
Abengoa SA                                              8,354             255
Actividades de Construccion y Servicios SA             43,992           2,208
Altadis SA                                             82,021           3,926
Antena 3 de Television SA (N)                          36,392             789
Banco Bilbao Vizcaya Argentaria SA (N)                273,404           6,602
Banco Popular Espanol SA (N)                           70,600           1,224
Banco Santander Central Hispano SA (N)                383,574           6,638
Cia de Distribucion Integral Logista SA                10,100             571
Corporacion Mapfre SA                                 486,685           2,155
Endesa SA                                              21,265             943
Fomento de Construcciones y Contratas SA               11,248             981
Gestevision Telecinco SA (N)                           46,600           1,225
Grifols SA (AE)                                        16,946             177
Iberdrola SA                                          108,871           4,995
Iberia Lineas Aereas de Espana                        151,800             477
Inditex SA                                             64,800           3,098
Obrascon Huarte Lain SA                                 9,481             241
Repsol YPF SA (N)                                     123,594           4,101
Repsol YPF SA - ADR                                    32,283           1,080

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Telefonica SA                                         622,166          11,990
Union Fenosa SA                                         9,470             481
                                                                 ------------
                                                                       54,157
                                                                 ------------

Sweden - 1.4%
Alfa Laval AB                                          21,500             796
Atlas Copco AB Class A                                  8,900             260
D Carnegie & Co. AB                                    11,300             216
Electrolux AB (N)                                      13,600             249
Hennes & Mauritz AB Class B                            91,640           3,952
Investor AB Class B                                    35,000             785
JM AB                                                  19,600             386
Kungsleden AB                                          12,800             162
Lindex AB (N)                                          20,000             266
Nordea Bank AB                                         30,400             419
Sandvik AB (N)                                         74,800             914
Securitas AB Class B                                   72,873             958
Securitas Direct AB Class B (AE)(N)                    72,873             222
Securitas Systems AB Class B (AE)(N)                   72,873             243
Skandinaviska Enskilda Banken AB Class A (N)           19,400             543
Skanska AB Class B                                     25,000             446
Ssab Svenskt Staal AB Series A                         49,800           1,058
Ssab Svenskt Staal AB Series B                         22,200             443
Svenska Cellulosa AB Class B                           48,340           2,219
Svenska Handelsbanken Class A (N)                      19,700             510
Swedish Match AB                                      186,400           2,981
Telefonaktiebolaget LM Ericsson Class B             1,824,997           6,924
TeliaSonera AB                                         79,500             578
Volvo AB (N)                                            2,600             162
Volvo AB Class A                                        3,100             200
                                                                 ------------
                                                                       25,892
                                                                 ------------

Switzerland - 6.9%
ABB, Ltd.                                             550,412           8,185
Actelion, Ltd. (AE)                                     6,630           1,117
Alcon, Inc.                                             8,100             859
Ciba Specialty Chemicals AG (N)                        39,580           2,423
Clariant AG (AE)                                       60,960             843
Compagnie Financiere Richemont AG Class A (N)          84,011           4,156
Credit Suisse Group                                   175,088          10,556
Geberit AG                                                381             496
Julius Baer Holding AG                                 53,297           5,629
Logitech International SA (AE)                        160,424           4,217
Nestle SA                                              63,209          21,594
Nobel Biocare Holding AG                                5,370           1,470
Novartis AG                                           149,733           9,087
Pargesa Holding SA                                      5,900             566

                                                          International Fund  59

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Roche Holding AG                                      133,387          23,342
Sulzer AG                                               1,109             976
Swatch Group AG                                        50,008           1,998
Swiss Reinsurance                                      77,930           6,389
Swisscom AG                                             1,280             447
Syngenta AG (AE)                                       19,100           3,084
UBS AG                                                305,727          18,259
Zurich Financial Services AG                            5,251           1,298
                                                                 ------------
                                                                      126,991
                                                                 ------------

Taiwan - 0.4%
AU Optronics Corp.                                    644,000             868
Compal Electronics, Inc.                              697,922             584
High Tech Computer Corp.                               29,000             719
Hon Hai Precision Industry Co., Ltd.                  501,800           3,251
Siliconware Precision Industries Co.                  519,000             659
Taiwan Semiconductor Manufacturing Co., Ltd.          369,000             677
United Microelectronics Corp. - ADR (N)               345,000           1,045
                                                                 ------------
                                                                        7,803
                                                                 ------------

Thailand - 0.1%
Bangkok Bank PCL                                      388,380           1,270
PTT PCL                                                48,200             292
                                                                 ------------
                                                                        1,562
                                                                 ------------

United Kingdom - 20.4%
3i Group PLC                                          127,732           2,339
Admiral Group PLC                                      29,625             525
Alliance Boots PLC                                    502,709           7,767
Amvescap PLC                                          210,100           2,403
Anglo American PLC                                     67,498           3,044
ARM Holdings PLC                                    1,084,541           2,436
AstraZeneca PLC                                       187,080          11,058
Aviva PLC                                             434,578           6,425
BAE Systems PLC                                       732,600           5,862
Barclays PLC                                          982,365          13,258
Barratt Developments PLC                                9,305             192
Berkeley Group Holdings PLC (AE)                        7,075             194
BG Group PLC                                        1,258,105          16,691
BHP Billiton PLC                                      208,731           4,026
BP PLC                                              1,589,026          17,672
Bradford & Bingley PLC                                 73,500             648
Brambles Industries PLC (N)                            93,143             877
British Airways PLC (AE)                              308,184           2,701
British American Tobacco PLC                          456,000          12,430
British Energy Group PLC (AE)                          64,194             515
British Land Co. PLC                                  218,504           6,231
BT Group PLC                                          300,650           1,596
Cadbury Schweppes PLC                                 126,383           1,272
Capita Group PLC                                      143,300           1,473
Carnival PLC                                           14,800             723

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Carphone Warehouse Group PLC                          768,380           4,155
Centrica PLC                                          336,760           2,128
Charter PLC (AE)                                       34,639             609
Compass Group PLC                                     155,874             834
Corus Group PLC                                        77,496             691
Davis Service Group PLC                                13,200             124
De La Rue PLC                                          18,000             213
Debenhams PLC                                         820,821           2,944
Diageo PLC                                            352,154           6,516
DSG International PLC                                 170,711             708
easyJet PLC (AE)                                      206,427           2,075
EMI Group PLC                                         587,725           3,021
Firstgroup PLC                                          3,333              34
FKI PLC (AE)                                          136,179             249
Friends Provident PLC                                 680,930           2,689
George Wimpey PLC                                     125,600           1,260
GKN PLC                                               384,348           2,240
GlaxoSmithKline PLC                                   855,015          22,834
Hammerson PLC                                           6,004             154
HBOS PLC                                              749,454          15,540
HMV Group PLC                                         185,200             560
HSBC Holdings PLC (N)                                  13,200             249
HSBC Holdings PLC                                     564,703          10,707
Inchcape PLC                                           17,700             175
Invensys PLC (AE)                                      98,417             429
Investec PLC                                           62,970             637
ITV PLC                                                 9,023              18
J Sainsbury PLC                                       479,763           3,585
Kelda Group PLC                                        61,400           1,014
Kesa Electricals PLC                                  478,124           3,199
Ladbrokes PLC                                         422,792           3,295
Land Securities Group PLC                              11,978             479
Legal & General Group PLC                             214,496             591
Lloyds TSB Group PLC                                  630,675           6,731
Man Group PLC                                         716,438           6,669
Marks & Spencer Group PLC                             438,421           5,490
Mitchells & Butlers PLC                                70,600             803
Next PLC                                              167,538           6,008
Northern Rock PLC                                      56,500           1,290
Old Mutual PLC                                        389,918           1,261
Pearson PLC                                            68,314           1,008
Premier Farnell PLC                                   113,159             403
Prudential PLC                                        147,771           1,811
Reckitt Benckiser PLC                                 283,624          12,341
Reed Elsevier PLC                                     461,212           5,252
Rentokil Initial PLC                                  695,090           2,009
Resolution PLC                                          2,239              27
Reuters Group PLC                                     259,100           2,211

 60  International Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
RHM PLC                                                61,839             321
Rio Tinto PLC                                          44,862           2,475
Rolls-Royce Group PLC                                 143,000           1,281
Rolls-Royce Group PLC (AE)                          5,248,100              10
Royal & Sun Alliance Insurance Group PLC              805,861           2,267
Royal Bank of Scotland Group PLC                      438,269          15,617
Royal Dutch Shell PLC Class A (N)                     315,307          10,926
Royal Dutch Shell PLC Class A                         167,050           5,793
Royal Dutch Shell PLC Class B                         126,738           4,540
SABMiller PLC                                         106,900           2,068
Scottish & Southern Energy PLC                        101,881           2,554
Severn Trent PLC                                       51,600           1,374
Smiths Group PLC                                      275,380           4,969
Standard Chartered PLC                                146,752           4,129
Standard Life PLC (AE)                                 12,633              69
Taylor Woodrow PLC                                     81,900             568
Tesco PLC                                           1,910,464          14,340
Trinity Mirror PLC                                    196,590           1,839
Unilever PLC                                          352,667           8,752
Vodafone Group PLC (AE)                             4,157,420          10,706
William Hill PLC                                      373,514           4,638
Wolverhampton & Dudley Brew PLC                        35,600             990
WPP Group PLC                                         287,810           3,687
Xstrata PLC                                            82,774           3,537
                                                                 ------------
                                                                      377,078
                                                                 ------------

United States - 0.1%
Synthes, Inc.                                          10,171           1,154
                                                                 ------------

TOTAL COMMON STOCKS
(cost $1,333,451)                                                   1,703,647
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

PREFERRED STOCKS - 0.4%
Brazil - 0.2%
Banco Itau Holding Financeira SA                       57,100           1,880
Petroleo Brasileiro SA                                 29,000             582
Usinas Siderurgicas de Minas Gerais SA                 27,500             935
                                                                 ------------
                                                                        3,397
                                                                 ------------
Germany - 0.1%
Fresenius AG                                           13,066           2,451
Porsche AG                                                503             587
                                                                 ------------
                                                                        3,038
                                                                 ------------

South Korea - 0.1%
Hyundai Motor Co.                                      11,040             521
Samsung Electronics Co., Ltd.                             900             437
                                                                 ------------
                                                                          958
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $5,749)                                                           7,393
                                                                 ------------


                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.1%
(Number of Contracts)
Belgium - 0.1%
Bel 20 Index
   Dec 2006 4,163.07 (EUR)
   Call (73)                                            3,879             466
                                                                 ------------

Hong Kong - 0.0%
Hang Seng Index
   Dec 2006 18,342.30 (HKD) Call (74)                   8,726             238
                                                                 ------------

Switzerland - 0.0%
Swiss Market Index
   Dec 2006 8,613.85 (CHF) Call (67)                    4,639             269
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $968)                                                               973
                                                                 ------------


                                                          International Fund  61

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
WARRANTS & RIGHTS - 0.2%
United States - 0.2%
Reliance Communication, Ltd. (AE)
   2010 Warrants                                      201,400           1,687
Satyam Computer Services, Ltd. ((LOGO))(AE)
   2009 Warrants                                      163,700           1,591
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $2,762)                                                           3,278
                                                                 ------------

SHORT-TERM INVESTMENTS - 6.5%
United States - 6.5%
Russell Investment Company
   Money Market Fund                              113,563,000         113,563
United States Treasury Bills (c)(z)(sec.)
   4.891% due 12/07/06                                  7,000           6,967
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $120,530)                                                       120,530
                                                                 ------------

OTHER SECURITIES - 15.4%
Russell Investment Company
   Money Market Fund (X)                           73,208,301          73,208
State Street Securities Lending
   Quality Trust (X)                              212,086,223         212,086
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $285,294)                                                       285,294
                                                                 ------------

TOTAL INVESTMENTS - 114.6%
(identified cost $1,748,754)                                        2,121,115

OTHER ASSETS AND LIABILITIES,
NET - (14.6%)                                                        (270,922)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,850,193
                                                                 ============

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

 62  International Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
AEX Index (Netherlands)
   expiration date 11/06 (144)                             17,887               (103)

CAC-40 Index (France)
   expiration date 11/06 (134)                              9,164                (60)
   expiration date 12/06 (100)                              6,841                262

DAX Index (Germany)
   expiration date 12/06 (110)                             22,090                707

EUR STOXX 50 Index (EMU)
   expiration date 12/06 (490)                             25,092              1,131

FTSE-100 Index (UK)
   expiration date 12/06 (250)                             29,279                907

Hang Seng Index (Hong Kong)
   expiration date 11/06 (74)                               8,722                 81

MSCI Singapore Index
   expiration date 11/06 (3)                                  126                 --

SPI 200 Index (Australia)
   expiration date 12/06 (62)                               6,430                316

TOPIX Index (Japan)
   expiration date 12/06 (201)                             27,682               (426)

Short Positions
FTSE-100 Index (UK)
   expiration date 12/06 (129)                             15,108               (439)

IBEX Plus Index (Spain)
   expiration date 11/06 (2)                                  350                (32)

MIB-30 (Italy)
   expiration date 12/06 (34)                               8,592               (327)

OMX Stockholm 30 Index (Sweden)
   expiration date 11/06 (442)                              6,656                 95

SPI 200 Index (Australia)
   expiration date 12/06 (105)                             10,890               (571)

TOPIX Index (Japan)
   expiration date 12/06 (26)                               3,581                487
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts (a)                                                  2,028
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Belgium
Bel 20 Index Futures
   Dec 2006 4,163.07 (EUR) Put (73)                         3,879               (476)

Hong Kong
Hang Seng Index
   Dec 2006 18,342.30 (HKD) Put (74)                        8,726               (238)

Switzerland
Swiss Market Index
   Dec 2006 8,613.85 (CHF) Put (67)                         4,639               (269)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $968)                                                     (983)
                                                                     ===============

  See accompanying notes which are an integral part of the financial statements.

                                                          International Fund  63

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                           UNREALIZED
                                                          APPRECIATION
     AMOUNT                AMOUNT          SETTLEMENT    (DEPRECIATION)
      SOLD                 BOUGHT             DATE             $
-----------------   --------------------   -----------   --------------
USD            28   AUD               37    11/03/06                 --
USD           221   AUD              290    12/15/06                  3
USD           223   AUD              290    12/15/06                  1
USD           131   AUD              175    12/20/06                  4
USD           209   AUD              281    12/20/06                  8
USD           249   AUD              330    12/20/06                  6
USD           305   AUD              400    12/20/06                  4
USD           372   AUD              500    12/20/06                 15
USD           376   AUD              500    12/20/06                 10
USD           376   AUD              500    12/20/06                 10
USD           455   AUD              600    12/20/06                  9
USD           534   AUD              700    12/20/06                  7
USD           607   AUD              800    12/20/06                 11
USD         1,330   AUD            1,770    12/20/06                 39
USD         2,011   AUD            2,675    12/20/06                 58
USD         2,594   AUD            3,449    12/20/06                 74
USD         7,105   AUD            9,300    12/20/06                 87
USD           147   CAD              165    11/02/06                 --
USD           281   CHF              351    11/01/06                  1
USD           581   CHF              726    11/01/06                  2
USD           179   CHF              224    11/02/06                  1
USD         1,038   CHF            1,300    12/15/06                 12
USD         1,094   CHF            1,360    12/15/06                  4
USD            15   CHF               19    12/20/06                 --
USD         3,766   CHF            4,676    12/20/06                 11
USD         4,020   CHF            4,990    12/20/06                 11
USD         8,294   CHF           10,307    12/20/06                 32
USD        15,686   CHF           19,493    12/20/06                 62
USD        17,369   CHF           21,574    12/20/06                 60
USD             3   DKK               20    12/20/06                 --
USD           456   DKK            2,667    12/20/06                  2
USD           118   EUR               93    11/01/06                 --
USD           428   EUR              337    11/01/06                  2
USD           526   EUR              413    11/01/06                  1
USD         1,513   EUR            1,188    11/01/06                  3
USD            72   EUR               57    11/02/06                 --
USD           157   EUR              124    11/02/06                 --
USD           621   EUR              488    11/02/06                  2
USD         2,756   EUR            2,170    12/15/06                 20
USD         3,228   EUR            2,530    12/15/06                  9
USD           863   EUR              678    12/20/06                  4
USD         1,258   EUR            1,000    12/20/06                 21
USD         1,264   EUR            1,000    12/20/06                 16
USD         1,275   EUR            1,000    12/20/06                  5
USD         1,276   EUR            1,000    12/20/06                  4

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                           UNREALIZED
                                                          APPRECIATION
     AMOUNT                AMOUNT          SETTLEMENT    (DEPRECIATION)
      SOLD                 BOUGHT             DATE             $
-----------------   --------------------   -----------   --------------
USD         1,425   EUR            1,120    12/20/06                  8
USD         1,911   EUR            1,500    12/20/06                  8
USD         2,190   EUR            1,718    12/20/06                  8
USD         2,529   EUR            2,000    12/20/06                 31
USD         2,553   EUR            2,000    12/20/06                  6
USD         2,568   EUR            2,000    12/20/06                 (9)
USD         3,584   EUR            2,830    12/20/06                 38
USD         3,911   EUR            3,072    12/20/06                 21
USD         4,801   EUR            3,769    12/20/06                 22
USD         5,395   EUR            4,200    12/20/06                (21)
USD        10,662   EUR            8,300    12/20/06                (41)
USD        15,631   EUR           12,281    12/20/06                 85
USD        18,643   EUR           14,626    12/20/06                 73
USD        57,154   EUR           44,500    12/20/06               (209)
USD           396   GBP              209    11/01/06                  2
USD           438   GBP              230    11/01/06                  1
USD           590   GBP              311    11/01/06                  3
USD            57   GBP               30    11/02/06                 --
USD           255   GBP              134    11/02/06                  1
USD           217   GBP              114    11/03/06                 --
USD           428   GBP              224    11/03/06                 --
USD         1,738   GBP              920    12/15/06                 18
USD         1,848   GBP              970    12/15/06                  3
USD           934   GBP              500    12/20/06                 20
USD           939   GBP              500    12/20/06                 16
USD           942   GBP              500    12/20/06                 12
USD         1,296   GBP              690    12/20/06                 21
USD         1,873   GBP            1,000    12/20/06                 35
USD         1,876   GBP            1,000    12/20/06                 33
USD         1,878   GBP            1,000    12/20/06                 30
USD         2,825   GBP            1,500    12/20/06                 38
USD         4,415   GBP            2,349    12/20/06                 68
USD         6,969   GBP            3,708    12/20/06                108
USD         7,161   GBP            3,811    12/20/06                112
USD         7,920   GBP            4,213    12/20/06                119
USD        12,935   GBP            6,883    12/20/06                200
USD        15,788   GBP            8,402    12/20/06                246
USD        36,169   GBP           19,200    12/20/06                472
USD            79   HKD              614    11/01/06                 --
USD            95   HKD              736    11/01/06                 --
USD            34   HKD              261    12/20/06                 --
USD            58   HKD              454    12/20/06                 --
USD            69   HKD              536    12/20/06                 --
USD            97   HKD              756    12/20/06                 --
USD           138   HKD            1,072    12/20/06                 --

See accompanying notes which are an integral part of the financial statements.

 64  International Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                           UNREALIZED
                                                          APPRECIATION
     AMOUNT                AMOUNT          SETTLEMENT    (DEPRECIATION)
      SOLD                 BOUGHT             DATE             $
-----------------   --------------------   -----------   --------------
USD            52   JPY            6,072    11/01/06                 --
USD           888   JPY          104,425    11/01/06                  5
USD           115   JPY           13,572    11/02/06                  1
USD           322   JPY           37,956    11/02/06                  2
USD         3,358   JPY          391,410    12/15/06                 10
USD           845   JPY          100,000    12/20/06                 16
USD           858   JPY          100,000    12/20/06                  3
USD           862   JPY          100,000    12/20/06                 --
USD           863   JPY          100,000    12/20/06                 (1)
USD           868   JPY          100,000    12/20/06                 (7)
USD         1,279   JPY          150,000    12/20/06                 12
USD         1,697   JPY          200,000    12/20/06                 25
USD         1,722   JPY          200,000    12/20/06                 --
USD         1,739   JPY          200,000    12/20/06                (17)
USD         2,199   JPY          256,333    12/20/06                  8
USD         2,941   JPY          342,600    12/20/06                  9
USD         5,201   JPY          600,000    12/20/06                (34)
USD        32,942   JPY        3,800,000    12/20/06               (218)
USD           223   NOK            1,460    11/01/06                 --
USD           191   NOK            1,246    11/03/06                 --
USD         1,055   NOK            6,895    11/03/06                 --
USD           113   NOK              740    12/15/06                 --
USD           118   NOK              770    12/15/06                 --
USD           390   NOK            2,543    12/20/06                 --
USD         1,988   NOK           12,973    12/20/06                  2
USD         2,668   NOK           17,405    12/20/06                  1
USD         8,962   NOK           58,463    12/20/06                  6
USD        11,286   NOK           73,587    12/20/06                  2
USD            61   SEK              442    11/01/06                 --
USD            13   SEK               93    11/02/06                 --
USD             6   SEK               43    12/20/06                 --
USD         2,216   SEK           16,101    12/20/06                 21
USD         2,216   SEK           16,101    12/20/06                 21
USD         3,502   SEK           25,222    12/20/06                  2
USD        11,612   SEK           84,403    12/20/06                115
USD        12,649   SEK           91,156    12/20/06                 16
USD           159   SGD              249    11/01/06                 --
USD            67   SGD              106    12/20/06                  1
USD           448   SGD              707    12/20/06                  7
USD           448   SGD              707    12/20/06                  7
USD           482   SGD              762    12/20/06                  9
USD           483   SGD              763    12/20/06                  8
USD         1,345   SGD            2,126    12/20/06                 24
USD         2,483   SGD            3,924    12/20/06                 44
USD         3,042   SGD            4,808    12/20/06                 54

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                           UNREALIZED
                                                          APPRECIATION
     AMOUNT                AMOUNT          SETTLEMENT    (DEPRECIATION)
      SOLD                 BOUGHT             DATE             $
-----------------   --------------------   -----------   --------------
USD        14,105   SGD           22,292    12/20/06                250
AUD            17   USD               13    11/03/06                 --
AUD            22   USD               17    11/03/06                 --
AUD           300   USD              231    12/20/06                 (1)
AUD           500   USD              384    12/20/06                 (2)
AUD           500   USD              384    12/20/06                 (3)
AUD           600   USD              458    12/20/06                 (6)
AUD           900   USD              692    12/20/06                 (4)
AUD         1,000   USD              744    12/20/06                (30)
AUD         1,031   USD              772    12/20/06                (25)
AUD         1,600   USD            1,223    12/20/06                (14)
AUD         3,382   USD            2,540    12/20/06                (76)
AUD         3,809   USD            2,866    12/20/06                (80)
AUD         4,289   USD            3,222    12/20/06                (95)
AUD         9,745   USD            7,322    12/20/06               (215)
CAD             9   USD                8    11/01/06                 --
CAD             8   USD                8    11/02/06                 --
CHF            17   USD               14    11/01/06                 --
CHF         1,370   USD            1,101    11/03/06                 --
CHF         2,660   USD            2,101    12/15/06                (47)
CHF         1,252   USD            1,008    12/20/06                 (3)
CHF         2,026   USD            1,627    12/20/06                (10)
CHF         6,995   USD            5,617    12/20/06                (35)
CHF        34,264   USD           27,579    12/20/06               (102)
DKK            77   USD               13    12/20/06                 --
DKK         1,459   USD              246    12/20/06                 (5)
DKK         1,484   USD              253    12/20/06                 (1)
DKK         1,623   USD              277    12/20/06                 (1)
EUR             7   USD                9    11/01/06                 --
EUR           464   USD              591    11/01/06                 (1)
EUR           505   USD              642    11/01/06                 (2)
EUR            26   USD               33    11/02/06                 --
EUR            29   USD               37    11/02/06                 --
EUR           106   USD              134    11/02/06                 (1)
EUR           114   USD              145    11/02/06                 (1)
EUR            57   USD               73    11/03/06                 --
EUR           196   USD              249    11/03/06                 --
EUR         4,700   USD            5,899    12/15/06               (114)
EUR            60   USD               75    12/20/06                 (1)
EUR           294   USD              375    12/20/06                 (1)
EUR           400   USD              513    12/20/06                  2
EUR           500   USD              641    12/20/06                  1
EUR           781   USD              995    12/20/06                 (4)
EUR         1,000   USD            1,286    12/20/06                  6
EUR         1,000   USD            1,277    12/20/06                 (3)

  See accompanying notes which are an integral part of the financial statements.

                                                          International Fund  65

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                           UNREALIZED
                                                          APPRECIATION
     AMOUNT                AMOUNT          SETTLEMENT    (DEPRECIATION)
      SOLD                 BOUGHT             DATE             $
-----------------   --------------------   -----------   --------------
EUR         1,500   USD            1,913    12/20/06                 (6)
EUR         1,700   USD            2,192    12/20/06                 16
EUR         2,000   USD            2,552    12/20/06                 (7)
EUR         2,000   USD            2,530    12/20/06                (29)
EUR         2,100   USD            2,699    12/20/06                 11
EUR         3,000   USD            3,882    12/20/06                 43
EUR         4,000   USD            5,152    12/20/06                 33
EUR         5,910   USD            7,532    12/20/06                (31)
EUR         7,003   USD            8,921    12/20/06                (40)
EUR        13,900   USD           17,852    12/20/06                 65
EUR        17,457   USD           22,253    12/20/06                (86)
GBP             6   USD               12    11/01/06                 --
GBP             8   USD               15    11/01/06                 --
GBP            15   USD               28    11/01/06                 --
GBP            35   USD               66    11/01/06                 --
GBP            36   USD               69    11/01/06                 --
GBP            82   USD              156    11/01/06                 (1)
GBP           544   USD            1,032    11/01/06                 (6)
GBP           695   USD            1,318    11/01/06                 (8)
GBP            54   USD              103    11/02/06                 --
GBP           756   USD            1,436    11/02/06                 (6)
GBP           279   USD              532    11/03/06                 --
GBP         1,890   USD            3,532    12/15/06                (74)
GBP           464   USD              861    12/20/06                (25)
GBP           500   USD              951    12/20/06                 (3)
GBP           600   USD            1,130    12/20/06                (15)
GBP           700   USD            1,309    12/20/06                (27)
GBP           700   USD            1,327    12/20/06                 (8)
GBP         1,000   USD            1,887    12/20/06                (22)
GBP         1,000   USD            1,903    12/20/06                 (5)
GBP         1,000   USD            1,869    12/20/06                (39)
GBP         1,000   USD            1,907    12/20/06                 (1)
GBP         2,796   USD            5,246    12/20/06                (90)
GBP         3,255   USD            6,118    12/20/06                (92)
GBP         5,100   USD            9,604    12/20/06               (128)
GBP        16,014   USD           30,097    12/20/06               (461)
GBP         5,446   USD           10,332    01/31/07                (63)
HKD         1,038   USD              133    11/01/06                 --
HKD           138   USD               18    11/02/06                 --
HKD           682   USD               88    12/20/06                 --
JPY           373   USD                3    11/01/06                 --
JPY           578   USD                5    11/01/06                 --
JPY         1,315   USD               11    11/01/06                 --
JPY        16,844   USD              143    11/01/06                 (1)
JPY        37,615   USD              320    11/01/06                 (2)

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                           UNREALIZED
                                                          APPRECIATION
     AMOUNT                AMOUNT          SETTLEMENT    (DEPRECIATION)
      SOLD                 BOUGHT             DATE             $
-----------------   --------------------   -----------   --------------
JPY           370   USD                3    11/02/06                 --
JPY           569   USD                5    11/02/06                 --
JPY         1,134   USD               10    11/02/06                 --
JPY        33,679   USD              287    11/02/06                 (1)
JPY        94,237   USD              802    11/02/06                 (4)
JPY           139   USD                1    11/06/06                 --
JPY           366   USD                3    11/06/06                 --
JPY           562   USD                5    11/06/06                 --
JPY        18,793   USD              160    11/06/06                 (1)
JPY        26,121   USD              223    11/06/06                 --
JPY       139,802   USD            1,194    11/06/06                 (1)
JPY       391,410   USD            3,311    12/15/06                (57)
JPY        86,876   USD              744    12/20/06                 (4)
JPY        91,987   USD              789    12/20/06                 (3)
JPY       100,000   USD              848    12/20/06                (14)
JPY       100,000   USD              856    12/20/06                 (5)
JPY       100,000   USD              875    12/20/06                 14
JPY       188,010   USD            1,614    12/20/06                 (5)
JPY       200,000   USD            1,712    12/20/06                (10)
JPY       200,000   USD            1,738    12/20/06                 16
JPY       200,000   USD            1,715    12/20/06                 (7)
JPY       200,000   USD            1,739    12/20/06                 17
JPY       238,714   USD            2,049    12/20/06                 (7)
JPY       250,000   USD            2,167    12/20/06                 14
JPY       288,298   USD            2,433    12/20/06                (49)
JPY       300,000   USD            2,625    12/20/06                 41
JPY       350,000   USD            3,032    12/20/06                 18
JPY       351,852   USD            3,020    12/20/06                (10)
JPY       423,552   USD            3,636    12/20/06                (11)
JPY       600,000   USD            5,204    12/20/06                 37
JPY     1,039,548   USD            8,923    12/20/06                (29)
JPY     1,873,031   USD           16,071    12/20/06                (58)
NOK         1,510   USD              223    12/15/06                 (8)
NOK         6,024   USD              923    12/20/06                 (1)
NOK        13,085   USD            2,006    12/20/06                 (1)
NOK        17,061   USD            2,614    12/20/06                 (3)
NOK        42,651   USD            6,535    12/20/06                 (7)
NOK        86,149   USD           13,202    12/20/06                (13)
SEK         4,806   USD              667    12/20/06                 --
SEK         6,802   USD              943    12/20/06                 (2)
SEK        44,649   USD            6,202    12/20/06                 (2)
SEK        49,979   USD            6,934    12/20/06                (10)
SEK        52,414   USD            7,274    12/20/06                 (8)
SGD           292   USD              187    11/01/06                 --
SGD           425   USD              269    12/20/06                 (5)

See accompanying notes which are an integral part of the financial statements.

 66  International Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                           UNREALIZED
                                                          APPRECIATION
     AMOUNT                AMOUNT          SETTLEMENT    (DEPRECIATION)
      SOLD                 BOUGHT             DATE             $
-----------------   --------------------   -----------   --------------
SGD           621   USD              396    12/20/06                 (4)
SGD         1,477   USD              941    12/20/06                (10)
SGD         1,477   USD              941    12/20/06                (10)
SGD         1,477   USD              941    12/20/06                (10)
SGD         1,477   USD              941    12/20/06                (10)
SGD         2,204   USD            1,394    12/20/06                (25)
SGD         2,953   USD            1,883    12/20/06                (19)
SGD         4,430   USD            2,823    12/20/06                (29)
SGD         4,740   USD            2,999    12/20/06                (53)
SGD         5,269   USD            3,333    12/20/06                (60)
                                                         --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                               222
                                                         ==============

  See accompanying notes which are an integral part of the financial statements.

                                                          International Fund  67

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

INDEX SWAP CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
                                                                                                             APPRECIATION
        FUND RECEIVES                COUNTER        NOTIONAL           FUND PAYS           TERMINATION      (DEPRECIATION)
     UNDERLYING SECURITY              PARTY          AMOUNT          FLOATING RATE             DATE               $
------------------------------   ----------------   ---------   -----------------------   --------------   ----------------
MSCI Belgium II                                                 1 Month EUR Libor
   Local Net Total Return
   Index                         Merrill Lynch      EUR    3,064    plus 0.15%               06/20/07                   (31)

MSCI Belgium III                                                1 Month EUR Libor
   Local Net Total Return
   Index                         Merrill Lynch      EUR     369    plus 0.15%                06/22/07                    (4)

MSCI Belgium IV                                                 1 Month EUR Libor
   Local Net Total Return
   Index                         Merrill Lynch      EUR     299    plus 0.15%                09/19/07                    (3)
                                                                                                           ----------------

Total Unrealized Appreciation (Depreciation) on Open Index Swaps                                                        (38)
                                                                                                           ================

INDUSTRY DIVERSIFICATION
                                                     % OF           MARKET
                                                     NET            VALUE
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
Auto and Transportation                                   5.9         109,468
Consumer Discretionary                                    8.4         155,850
Consumer Staples                                          9.0         167,383
Financial Services                                       26.5         490,634
Health Care                                               6.6         121,269
Integrated Oils                                           5.9         108,733
Materials and Processing                                  9.8         181,912
Miscellaneous                                             0.9          15,686
Other Energy                                              0.7          13,859
Producer Durables                                         6.0         110,467
Technology                                                4.0          74,747
Utilities                                                 8.7         161,032
Options Purchased                                         0.1             973
Warrants & Rights                                         0.2           3,278
Short-Term Investments                                    6.5         120,530
Other Securities                                         15.4         285,294
                                                 ------------    ------------

Total Investments                                       114.6       2,121,115
Other Assets and Liabilities, Net                       (14.6)       (270,922)
                                                 ------------    ------------

Net Assets                                              100.0       1,850,193
                                                 ============    ============

GEOGRAPHIC DIVERSIFICATION
                                                     % OF           MARKET
                                                     NET            VALUE
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
Africa                                                    0.1           2,431
Asia                                                      8.5         156,636
Europe                                                   41.3         766,007
Japan                                                    19.3         356,471
Latin America                                             1.6          28,898
Middle East                                                --             699
Other Regions                                             8.0         147,601
United Kingdom                                           20.4         377,078
Other Securities                                         15.4         285,294
                                                 ------------    ------------

Total Investments                                       114.6       2,121,115
Other Assets and Liabilities, Net                       (14.6)       (270,922)
                                                 ------------    ------------

Net Assets                                              100.0       1,850,193
                                                 ============    ============

See accompanying notes which are an integral part of the financial statements.

 68  International Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Australia                                                     3.5
Austria                                                       0.5
Belgium                                                       1.1
Bermuda                                                       0.4
Brazil                                                        0.2
Canada                                                        1.2
Cayman Islands                                                0.1
China                                                         0.3
Denmark                                                       0.1
Finland                                                       0.7
France                                                       11.9
Germany                                                       6.4
Greece                                                        0.3
Hong Kong                                                     1.7
Hungary                                                        --*
India                                                         0.1
Indonesia                                                     0.1
Ireland                                                       0.5
Israel                                                         --*
Italy                                                         3.7
Japan                                                        19.3
Luxembourg                                                    0.1
Mexico                                                        0.7
Netherlands                                                   4.1
Netherlands Antilles                                           --*
New Zealand                                                   0.1
Norway                                                        0.5
Panama                                                         --*
Papua New Guinea                                               --*
Singapore                                                     1.1
South Africa                                                  0.1
South Korea                                                   1.0
Spain                                                         2.9
Sweden                                                        1.4
Switzerland                                                   6.9
Taiwan                                                        0.4
Thailand                                                      0.1
United Kingdom                                               20.4
United States                                                 0.1
Preferred Stocks                                              0.4
Options Purchased                                             0.1
Warrants & Rights                                             0.2
Short-Term Investments                                        6.5
Other Securities                                             15.4
                                                  ---------------
Total Investments                                           114.6
Other Assets and Liabilities, Net                           (14.6)
                                                  ---------------

                                                            100.0
                                                  ===============

-----------------------------------------------------------------
                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS

Futures Contracts                                             0.1
Options Written                                              (0.1)
Foreign Currency Exchange Contracts                            --*
Index Swap Contracts                                          (--)*

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                          International Fund  69

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                  FIXED INCOME I - CLASS I             LB AGGREGATE BOND **
                                                                  ------------------------             --------------------
Inception*                                                                 10000                              10000
1997                                                                       10882                              10889
1998                                                                       11840                              11906
1999                                                                       11881                              11969
2000                                                                       12741                              12843
2001                                                                       14521                              14713
2002                                                                       15302                              15579
2003                                                                       16106                              16343
2004                                                                       16996                              17247
2005                                                                       17144                              17443
2006                                                                       18012                              18348

Fixed Income I Fund - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 5.06%
5 Years                                4.40%sec.
10 Years                               6.06%sec.

Fixed Income I Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 4.79%
5 Years                                4.13%sec.
10 Years                               5.86%sec.

Fixed Income I Fund - Class Y ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 5.11%
5 Years                                4.47%sec.
10 Years                               6.11%sec.

Lehman Brothers Aggregate Bond Index **
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 5.19%
5 Years                                4.51%sec.
10 Years                               6.26%sec.

 70  Fixed Income I Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and the preservation of capital.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Fixed Income I Fund Class I, Class E and Class Y gained 5.06%, 4.79% and 5.11%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.19% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Intermediate Investment Grade Debt Funds Average returned 4.61%. This return serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Corporate bonds have performed well over the last four years, leaving the yield spread between corporates and Treasuries for bearing credit risk very thin. As a result, the Fund's money managers were modestly underweight in this sector, which detracted from Fund performance as the corporate sector continued to post strong earnings and had very few defaults. Given low yields across the globe, strong demand also drove the corporate market as investors searched for any possible incremental yield. This led to continued strong market demand for corporate bonds.

As illustrated by the average actively managed mutual fund underperforming the benchmark, volatile markets over the fiscal year made it difficult for active money managers to correctly gauge the direction and magnitude of interest rate changes. While 10 year Treasuries started and ended the fiscal year with nearly the same yield, over the year, yields ranged from 4.33% to 5.24%. Further, the Federal Reserve's aggressive rate hikes surprised the market as evidenced by futures markets that trade based on the probability of Fed rate hikes. Despite this volatility, over the fiscal year, the Fund was able to effectively offset losses from an underweight to the corporate market through modest interest rate timing and security selection.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund's money managers successfully moved their duration (a measure of a bond price's sensitivity to a change in interest rates) exposure longer as interest rates rose and shorter when interest rates fell. A longer duration increases returns in a falling interest rate environment as longer duration bonds outperform more when interest rates fall. This duration management added modestly to the Fund's incremental return in a volatile market.

At the money manager level, Bear Stearns Asset Management Inc. was the best performer due to its overweight to corporate bonds and strong security selection within this sector. Lehman Brothers Asset Management, LLC also did well in security selection and through an overweight to both the asset-backed and mortgage sectors. Believing the Fed would be finished raising interest rates by year end of 2005, Pacific Investment Management Company, LLC (PIMCO) struggled early in the year by taking positions in short maturity bonds which fell in price as short-term interest rates rose. Near the end of the fiscal period, PIMCO's positioning was rewarded and its performance rebounded to end modestly positive for the year. Lastly, Western Asset Management Company also struggled with a long duration view in the spring when interest rates rose. Western's corporate overweight helped it have a very modest excess return for the year as well.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes to the Fund's structure or money manager line-up during the year.

                                                         Fixed Income I Fund  71

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                               Styles
October 31, 2006


Bear Stearns Asset Management, Inc.       Sector Rotation
Lehman Brothers Asset Management, LLC     Enhanced Core
Pacific Investment Management Company,
   LLC                                    Fully Discretionary
Western Asset Management Company, Ltd.    Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Assumes initial investment on November 1, 1996.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++++ The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the performance of the Fund's Class I Shares from November 1, 1996 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

++++++ The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the performance of the Fund's Class I Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 72  Fixed Income I Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,043.80      $     1,021.98
Expenses Paid During
Period*                       $         3.30      $         3.26

* Expenses are equal to the Fund's annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,045.60      $     1,023.24
Expenses Paid During
Period*                       $         2.01      $         1.99

* Expenses are equal to the Fund's annualized expense ratio of 0.39% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS Y                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,045.80      $     1,023.49
Expenses Paid During
Period*                       $         1.75      $         1.73

* Expenses are equal to the Fund's annualized expense ratio of 0.34% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                         Fixed Income I Fund  73

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 103.1%
Asset-Backed Securities - 8.0%
Aames Mortgage Investment Trust (E)(A)
   Series 2005-3 Class A1
   5.480% due 08/25/35                                    919             920
ABSC NIMs Trust (p)
   Series 2005-HE6 Class A1
   5.050% due 08/27/35                                    143             142
Accredited Mortgage Loan Trust (E)
   Series 2004-2 Class A2
   5.620% due 07/25/34                                    105             106
ACE Securities Corp. (E)
   Series 2001-HE1 Class A
   6.060% due 11/20/31                                    105             105
   Series 2005-SD3 Class A
   5.720% due 08/25/45                                    674             675
   Series 2006-FM1 Class A2A
   5.370% due 07/25/36                                  1,304           1,304
   Series 2006-FM1 Class A2B
   5.420% due 07/25/36                                  1,825           1,825
Aegis Asset Backed Securities Trust (E)
   Series 2003-3 Class M2
   6.970% due 01/25/34                                    350             353
American Express Credit Account Master Trust
   (E)(p)
   Series 2006-A Class A
   5.310% due 01/15/09                                  1,680           1,680
Ameriquest Mortgage Securities, Inc. (E)
   Series 2002-D Class M1
   7.820% due 02/25/33                                    155             155
   Series 2004-R10 Class A5
   5.710% due 11/25/34                                    109             109
Asset Backed Funding Certificates (E)
   Series 2006-OPT Class A3A
   5.370% due 10/25/36                                    991             990
Asset Backed Funding Corp. NIMs Trust (p)
   Series 2005-WF1 Class N1
   4.750% due 03/26/35                                     94              94
Asset Backed Securities Corp. Home Equity (E)
   Series 2006-HE2 Class A1A
   5.570% due 06/25/35                                  2,141           2,143
Bank One Issuance Trust (E)
   Series 2003-A1 Class A1
   5.440% due 09/15/10                                  1,600           1,602
Bayview Financial Acquisition Trust
   Series 2006-A Class 1A3
   5.865% due 02/28/41                                    325             326

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Burlington Northern Santa Fe Corp. Pass-Through
   Certificate
   4.967% due 04/01/23                                    222             218
Chase Issuance Trust (E)
   Series 2005-A3 Class A
   5.340% due 10/17/11                                  3,095           3,096
Citigroup Mortgage Loan Trust, Inc. (E)(A)
   Series 2006-SHL Class A1
   5.443% due 11/25/45                                  2,100           2,100
Countrywide Asset-Backed Certificates
   Series 2001-BC3 Class A (E)
   5.810% due 12/25/31                                     81              81
   Series 2004-13 Class AF3
   3.989% due 02/25/31                                    203             201
   Series 2004-BC1 Class M1 (E)
   5.820% due 02/25/34                                    190             191
   Series 2005-17 Class 1AF1 (E)
   5.510% due 12/25/36                                    410             410
   Series 2005-17 Class 4AV1 (E)
   5.430% due 05/25/36                                    954             954
   Series 2005-5N Class N (p)
   5.000% due 07/25/36                                     75              73
   Series 2005-AB3 Class 2A1 (E)
   5.450% due 02/25/36                                    712             712
   Series 2006-11 Class 1AF4
   6.300% due 09/25/46                                    505             516
   Series 2006-BC1 Class 1A (E)
   5.520% due 04/25/36                                  3,762           3,763
   Series 2006-BC4 Class 2A2 (E)
   5.484% due 07/25/36                                  2,220           2,220
Countrywide Home Equity Loan Trust (E)
   Series 2005-A Class 2A
   5.570% due 04/15/35                                    180             180
   Series 2005-G Class 2A
   5.560% due 12/15/35                                    909             909
   Series 2006-E Class 2A
   5.470% due 12/25/31                                  1,788           1,789
Credit-Based Asset Servicing and Securitization
   (E)
   Series 2005-CB5 Class AV2
   5.580% due 08/25/35                                    360             362
Credit-Based Asset Servicing and Securitization
   LLC
   Series 2004-CB7 Class AF5
   4.585% due 10/25/34                                    550             529

 74  Fixed Income I Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-CB1 Class AF2
   4.090% due 12/25/35                                    305             304
   Series 2006-CB6 Class A21 (E)
   5.370% due 07/25/36                                  2,556           2,556
Daimler Chrysler Master Owner Trust (E)
   Series 2005-A Class A
   5.370% due 04/15/10                                  6,720           6,721
Discover Card Master Trust I (E)
   Series 2005-1 Class A
   5.330% due 09/16/10                                  3,075           3,076
Equifirst Mortgage Loan Trust (E)
   Series 2004-3 Class A2
   5.650% due 12/25/34                                  1,789           1,791
Equifirst Mortgage Loan Trust NIMs Notes (p)
   Series 2005-1 Class N1
   4.458% due 04/25/35                                    229             228
Fannie Mae Grantor Trust (E)
   Series 2002-T13 Class A1
   5.420% due 08/25/32                                     --              --
   Series 2002-T5 Class A1
   5.560% due 05/25/32                                    520             520
Fannie Mae Whole Loan (E)
   Series 2002-W2 Class AV1
   5.580% due 06/25/32                                      8               8
   Series 2003-W16 Class AV1
   5.470% due 11/25/33                                     20              20
First Franklin Mortgage Loan Asset Backed
   Certificates (E)
   Series 2004-FF1 Class A2
   5.720% due 12/25/32                                    671             672
   Series 2004-FFH Class 2A1
   5.700% due 10/25/34                                    437             439
   Series 2006-FF3 Class A2A
   5.400% due 02/25/36                                    926             926
First Franklin NIMs Trust (p)
   Series 2005-FF1 Class N1
   4.213% due 01/25/35                                     75              74
Ford Credit Floorplan Master Owner Trust (E)
   Series 2004-1 Class A
   5.360% due 07/15/09                                  1,770           1,769
Fremont Home Loan Trust (E)
   Series 2004-4 Class 1A1
   5.700% due 03/25/35                                  5,032           5,046
   Series 2006-3 Class 2A1
   5.390% due 02/27/37                                    492             492
Fremont NIMs Trust (p)
   Series 2005-A
   3.750% due 01/25/35                                     77              77
   Series 2005-C Class NOTE
   5.584% due 07/25/35                                     66              65

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
GE Dealer Floorplan Master Note Trust (E)
   Series 2004-2 Class A
   5.400% due 07/20/09                                    955             956
   Series 2005-1 Class A
   5.360% due 04/20/10                                  1,425           1,425
   Series 2006-3 Class A
   5.330% due 07/20/11                                  1,980           1,980
GMAC Mortgage Corp. Loan Trust
   Series 2004-HE5 Class A3
   3.970% due 09/25/34                                    550             544
GSAA Home Equity Trust
   Series 2006-4 Class 1A2
   5.977% due 03/25/36                                    501             503
GSAA Trust (E)
   Series 2006-2 Class 2A3
   5.590% due 12/25/35                                    570             571
GSAMP Trust (E)
   Series 2003-HE2 Class M1
   5.970% due 08/25/33                                    300             301
HFC Home Equity Loan Asset Backed Certificates
   (E)
   Series 2006-2 Class A1
   5.520% due 03/20/36                                  2,411           2,411
Home Equity Asset Trust (E)
   Series 2003-5 Class M1
   6.020% due 12/25/33                                    345             347
   Series 2005-2 Class 2A2
   5.520% due 07/25/35                                    275             275
JP Morgan Mortgage Acquisition Corp. (E)
   Series 2005-FLD Class A1
   5.450% due 07/25/35                                    504             504
   Series 2006-WMC Class A2
   5.380% due 08/25/36                                    366             366
Lehman XS Trust (E)
   Series 2005-1 Class 2A1
   4.660% due 07/25/35                                    880             868
   Series 2005-1 Class 2A2
   4.660% due 07/25/35                                    298             298
   Series 2006-16N Class A1A
   5.410% due 11/25/46                                    900             900
   Series 2006-17 Class WF11
   5.440% due 11/25/36                                  2,400           2,400
Long Beach Mortgage Loan Trust (E)
   Series 2004-4 Class 1A1
   5.610% due 10/25/34                                    182             182
   Series 2006-9 Class 2A1
   5.390% due 10/25/36                                  2,600           2,600

                                                         Fixed Income I Fund  75

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mastr Asset Backed Securities Trust (E)
   Series 2003-WMC Class M2
   6.970% due 08/25/33                                     84              84
   Series 2004-OPT Class A3
   5.590% due 02/25/34                                      3               3
   Series 2005-NC1 Class A1
   5.620% due 12/25/34                                  3,102           3,103
Merrill Auto Trust Securitization (E)
   Series 2005-1 Class A2B
   5.334% due 04/25/08                                    369             369
Morgan Stanley ABS Capital I (E)
   Series 2003-NC8 Class M3
   7.420% due 09/25/33                                    131             132
   Series 2004-NC5 Class A2
   5.620% due 05/25/34                                    689             689
   Series 2006-HE7 Class A2A
   5.424% due 09/25/36                                  2,600           2,600
Morgan Stanley Mortgage Loan Trust
   Series 2006-12X Class A6A
   5.726% due 10/25/36                                    415             415
Navistar Financial Corp. Owner Trust (E)
   Series 2003-B Class A3
   5.520% due 04/15/08                                    181             181
New Century Home Equity Loan Trust (E)
   Series 2004-4 Class M2
   5.850% due 02/25/35                                    370             372
   Series 2005-B Class A2A
   5.450% due 10/25/35                                    524             524
Nissan Master Owner Trust Receivables (E)
   Series 2005-A Class A
   5.350% due 07/15/10                                  1,305           1,305
Option One Mortgage Loan Trust (E)
   Series 2001-4 Class A
   5.930% due 01/25/32                                      5               5
   Series 2003-2 Class M2
   7.020% due 04/25/33                                    124             125
   Series 2003-3 Class M3
   7.320% due 06/25/33                                     86              87
   Series 2003-4 Class M2
   6.970% due 07/25/33                                    228             229
Option One Mortgage Securities Corp. NIMs Trust
   (E)(p)
   Series 2006-1A
   5.430% due 12/25/10                                  1,575           1,575
Origen Manufactured Housing
   Series 2005-B Class A4
   5.910% due 01/15/37                                    100             100

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ownit Mortgage Loan Asset Backed Certificates
   (E)
   Series 2006-6 Class A2C
   5.484% due 09/25/37                                  2,390           2,390
Park Place Securities, Inc. (E)
   Series 2004-WWF Class A1D
   5.780% due 02/25/35                                    729             731
   Series 2005-WCW Class M1
   5.770% due 09/25/35                                    370             372
Popular ABS Mortgage Pass-Through Trust
   Series 2005-1 Class AF2
   3.914% due 05/25/35                                    116             116
   Series 2005-6 Class A3
   5.680% due 01/25/36                                    390             390
RAAC Series (E)(A)
   Series 2006-RP2 Class A
   5.580% due 02/25/37                                  1,267           1,269
Ramp NIMs Trust (p)
   Series 2005-NM2
   5.193% due 04/25/35                                     91              90
Renaissance Home Equity Loan Trust
   Series 2005-1 Class M1
   5.357% due 05/25/35                                    225             222
   Series 2005-2 Class AF4
   4.934% due 08/25/35                                    245             241
   Series 2005-3 Class AF1 (E)
   5.480% due 11/25/35                                    529             529
   Series 2005-3 Class AV1 (E)
   5.470% due 10/25/35                                    712             712
   Series 2005-4 Class N (p)
   7.142% due 02/25/36                                    271             270
   Series 2006-1 Class AF6
   5.746% due 05/25/36                                    305             309
Residential Asset Mortgage Products, Inc.
   Series 2002-RS5 Class AII (E)
   5.700% due 09/25/32                                      4               4
   Series 2003-RS1 Class AI6A
   5.980% due 12/25/33                                    345             349
   Series 2003-RS1 Class AII (E)
   5.720% due 02/25/33                                      6               6
   Series 2003-RS2 Class AII (E)
   5.670% due 03/25/33                                    167             167
   Series 2003-RS3 Class AII (E)
   5.690% due 04/25/33                                    115             115
   Series 2004-RS2 Class AIIB (E)
   5.580% due 02/25/34                                     54              54
Residential Asset Securities Corp.
   Series 2001-KS1 Class AII (E)
   5.800% due 03/25/32                                    102             102

 76  Fixed Income I Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2001-KS3 Class AII (E)
   5.780% due 09/25/31                                     78              78
   Series 2002-KS3 Class A1B (E)
   5.830% due 05/25/32                                    169             169
   Series 2003-KS1 Class M2 (E)
   7.070% due 01/25/33                                    109             109
   Series 2003-KS2 Class MI1
   4.800% due 04/25/33                                    755             740
   Series 2006-KS6 Class A1 (E)
   5.364% due 08/25/36                                    468             468
Residential Funding Mortgage Securities II, Inc.
   (E)
   Series 2005-HI2 Class A1
   5.470% due 05/25/35                                    145             145
   Series 2005-HS1 Class AI1
   5.450% due 09/25/35                                    912             910
Saxon Asset Securities Trust (E)
   Series 2004-1 Class A
   5.600% due 03/25/35                                    125             125
Securitized Asset Backed Receivables LLC Trust
   (E)
   Series 2005-FR4 Class A3
   5.530% due 01/25/36                                    396             396
SLM Student Loan Trust (E)
   Series 2006-9 Class A1
   5.338% due 10/25/12                                  1,900           1,900
Small Business Administration
   Series 2000-P10 Class 1
   7.449% due 08/01/10                                     72              76
Soundview Home Equity Loan Trust
   Series 2006-WF1 Class A2
   5.645% due 10/25/36                                    825             825
Soundview NIMs Trust
   Series 2005-DO1 Class N1
   4.703% due 06/25/35                                     52              51
Specialty Underwriting & Residential Finance (E)
   Series 2003-BC1 Class A
   5.670% due 01/25/34                                     15              15
   Series 2004-BC2 Class A2
   5.600% due 05/25/35                                     10              10
   Series 2006-AB1 Class A2
   5.470% due 12/25/36                                    850             850
Structured Asset Investment Loan Trust (E)
   Series 2004-7 Class A1
   5.585% due 08/25/34                                    314             316
   Series 2005-3 Class M2
   5.760% due 04/25/35                                    210             211
Structured Asset Securities Corp.
   Series 2002-AL1 Class A3
   3.450% due 02/25/32                                    228             213
   Series 2004-19X Class A2
   4.370% due 10/25/34                                    765             757

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-WF1 Class A2 (E)
   5.530% due 02/25/35                                  2,304           2,306
   Series 2006-BC3 Class A2 (E)
   5.370% due 10/25/36                                    800             800
Tenaska Alabama II Partners, LP (p)
   Series 2003
   6.125% due 03/30/23                                    226             230
Textron Financial Floorplan Master Note Trust
   (E)(p)
   Series 2005-1A Class A
   5.440% due 05/13/10                                  1,640           1,643
Truman Capital Mortgage Loan Trust (E)(A)
   Series 2006-1 Class A
   5.584% due 03/25/36                                  1,845           1,845
Volkswagen Credit Auto Master Trust (E)
   Series 2005-1 Class A
   5.350% due 07/20/10                                  1,485           1,485
Wachovia Asset Securitization, Inc. (E)
   Series 2003-HE3 Class A
   5.580% due 11/25/33                                    233             233
Wachovia Mortgage Loan Trust LLC (E)
   Series 2005-WMC Class A1
   5.440% due 10/25/35                                    171             170
Waverly Community School (E)
   Series 2006-1 Class A1
   5.420% due 05/25/36                                  1,196           1,196
Wells Fargo Home Equity Trust (E)(A)
   Series 2005-4 Class AI1
   5.450% due 12/25/35                                    839             839
                                                                 ------------
                                                                      112,495
                                                                 ------------

Corporate Bonds and Notes - 16.3%
Abbott Laboratories
   5.600% due 05/15/11                                    280             285
   5.875% due 05/15/16                                  4,425           4,600
Alamosa Delaware, Inc.
   8.500% due 01/31/12                                    180             191
Allstate Life Global Funding Trusts
   3.850% due 01/25/08                                  1,355           1,331
Altria Group, Inc.
   7.000% due 11/04/13                                    710             778

                                                         Fixed Income I Fund  77

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
American Electric Power Co., Inc.
   Series C
   5.375% due 03/15/10                                     35              35
American Express Bank (E)
   Series BKNT
   5.330% due 10/16/08                                    800             800
American General Finance Corp. (E)
   Series MTNI
   5.498% due 06/27/08                                  1,300           1,303
American International Group, Inc.
   4.700% due 10/01/10                                    445             439
   5.375% due 10/18/11                                    480             484
   5.050% due 10/01/15 (N)                                440             430
American RE Corp. (N)
   Series B
   7.450% due 12/15/26                                    435             493
Ameriprise Financial, Inc.
   5.650% due 11/15/15                                    835             845
Anadarko Petroleum Corp.
   5.790% due 09/15/09 (E)                                480             481
   5.950% due 09/15/16                                  1,090           1,107
   6.450% due 09/15/36                                    550             570
Anheuser-Busch Cos., Inc. (N)
   4.950% due 01/15/14                                    395             385
ASIF Global Financing (A)
   4.900% due 01/17/13                                     50              49
AT&T, Inc.
   5.100% due 09/15/14                                    325             317
BAE Systems Holdings, Inc. (p)
   6.400% due 12/15/11                                  1,025           1,063
Bank of America Corp.
   5.875% due 02/15/09                                    180             183
   5.400% due 06/19/09 (E)                              2,700           2,701
   4.375% due 12/01/10                                  1,520           1,480
   5.375% due 08/15/11                                    460             465
   5.750% due 08/15/16                                  2,395           2,441
Bank of America NA
   6.000% due 10/15/36                                  2,240           2,310
Bank of New York Co., Inc.
   5.125% due 11/01/11                                    540             540
Banque Paribas
   6.875% due 03/01/09                                    350             364
Bear Stearns Cos., Inc. (The) (E)
   5.489% due 08/21/09                                    800             801
BellSouth Corp.
   4.750% due 11/15/12 (N)                                 20              19
   6.550% due 06/15/34                                  1,080           1,116
Boeing Capital Corp. (N)
   6.100% due 03/01/11                                    150             156
Boston Scientific Corp.
   6.400% due 06/15/16                                    650             660
Burlington Northern Santa Fe Corp.
   6.875% due 12/01/27                                     80              89

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Campbell Soup Co. (N)
   5.875% due 10/01/08                                    165             167
Carolina Power & Light Co.
   5.150% due 04/01/15                                    840             825
Caterpillar Financial Services Corp. (E)
   5.454% due 10/09/09                                  2,100           2,100
Caterpillar, Inc.
   6.050% due 08/15/36                                  1,435           1,504
CenterPoint Energy Houston Electric LLC
   Series J2
   5.700% due 03/15/13                                    195             197
CenterPoint Energy Resources Corp.
   Series B
   7.875% due 04/01/13                                    440             491
Cingular Wireless Services, Inc.
   7.875% due 03/01/11                                  1,125           1,233
   8.750% due 03/01/31                                  1,920           2,516
Cisco Systems, Inc.
   5.500% due 02/22/16                                  2,995           3,030
CIT Group Holdings, Inc. (E)
   5.635% due 01/30/09                                  2,400           2,405
CIT Group, Inc.
   6.875% due 11/01/09                                     80              84
Citicorp
   7.250% due 10/15/11                                    455             493
Citigroup, Inc.
   3.500% due 02/01/08                                    985             965
   5.408% due 12/26/08 (E)                                700             700
   5.525% due 01/30/09 (E)                              2,000           2,001
   4.125% due 02/22/10                                    630             612
   6.500% due 01/18/11                                    300             315
   5.000% due 09/15/14                                  5,475           5,348
   6.125% due 08/25/36                                    100             104
Clear Channel Communications, Inc.
   4.250% due 05/15/09                                    100              96
   6.250% due 03/15/11 (N)                                290             279
Clorox Co.
   4.200% due 01/15/10                                    165             160
Columbus Southern Power Co.
   Series C
   5.500% due 03/01/13                                     85              85
Comcast Cable Communications, Inc.
   6.875% due 06/15/09                                    480             499

 78  Fixed Income I Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Comcast Corp.
   6.500% due 01/15/15 (N)                                855             895
   5.900% due 03/15/16                                     65              65
   6.500% due 01/15/17                                    450             472
   6.500% due 11/15/35                                    945             965
   6.450% due 03/15/37                                    200             203
ConocoPhillips Holding Co.
   6.950% due 04/15/29                                  1,155           1,333
Consolidated Edison Co. of New York (N)
   5.375% due 12/15/15                                    545             544
Consolidated Natural Gas Co.
   6.850% due 04/15/11                                    385             406
Constellation Energy Group, Inc.
   6.125% due 09/01/09                                    635             649
COX Communications, Inc.
   3.875% due 10/01/08                                    240             233
   6.750% due 03/15/11                                  2,895           3,028
Credit Suisse First Boston USA, Inc.
   3.875% due 01/15/09                                    625             609
   4.875% due 08/15/10                                    120             119
   6.500% due 01/15/12                                     20              21
   5.500% due 08/15/13 (N)                                 95              96
Credit Suisse USA, Inc. (N)
   5.250% due 03/02/11                                    310             311
CRH America, Inc.
   6.000% due 09/30/16                                  1,355           1,365
CVS Corp.
   5.750% due 08/15/11                                    250             254
   6.125% due 08/15/16                                    665             685
DaimlerChrysler NA Holding Corp.
   4.050% due 06/04/08                                    165             161
   5.875% due 03/15/11                                    300             302
   8.500% due 01/18/31 (N)                                975           1,172
Detroit Edison Co.
   6.125% due 10/01/10                                    120             124
   6.350% due 10/15/32                                    105             111
Devon Energy Corp.
   7.950% due 04/15/32                                    770             960
Dominion Resources, Inc.
   4.750% due 12/15/10                                     90              88
   5.700% due 09/17/12                                    390             395
   Series B
   6.250% due 06/30/12                                     90              93
   Series C
   5.150% due 07/15/15                                    950             922
DPL, Inc.
   6.875% due 09/01/11                                    430             454
DR Horton, Inc.
   6.500% due 04/15/16                                    660             658
Dresdner Funding Trust I (p)
   8.151% due 06/30/31                                    410             495
DTE Energy Co. (N)
   7.050% due 06/01/11                                  1,400           1,486

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Duke Energy Corp.
   6.250% due 01/15/12                                    150             157
   5.625% due 11/30/12                                    185             188
Duke Energy Field Services LLC
   6.875% due 02/01/11                                     35              37
Duke Realty, LP
   5.950% due 02/15/17                                    740             752
Eastman Kodak Co. (N)
   7.250% due 11/15/13                                     30              30
Electronic Data Systems Corp.
   7.125% due 10/15/09                                    460             481
Eli Lilly & Co. (N)
   6.770% due 01/01/36                                    485             566
Embarq Corp.
   7.082% due 06/01/16                                  1,055           1,079
Erac USA Finance Co. (p)
   5.900% due 11/15/15                                  1,145           1,158
Exelon Corp.
   4.900% due 06/15/15                                  1,065           1,007
   5.625% due 06/15/35                                    520             494
FedEx Corp.
   5.500% due 08/15/09                                  1,290           1,298
   7.600% due 07/01/97                                    135             160
Financing Corp.
   Principal Only STRIP
   Series 10P
   Zero coupon due 11/30/17                               940             543
   Series 2P
   Zero coupon due 11/30/17                               100              58
   Series 6P
   Zero coupon due 08/03/18                               510             283
FirstEnergy Corp.
   Series B (N)
   6.450% due 11/15/11                                  2,470           2,584
   Series C
   7.375% due 11/15/31                                  1,125           1,316
Ford Motor Co. (N)
   7.450% due 07/16/31                                    290             227
Ford Motor Credit Co.
   4.950% due 01/15/08                                    320             312
   7.375% due 10/28/09                                  2,430           2,365
Freddie Mac (N)
   5.250% due 05/21/09                                  1,960           1,979
General Electric Capital Corp.
   3.250% due 06/15/09                                  1,065           1,019
   5.570% due 01/20/10 (E)                                600             601

                                                         Fixed Income I Fund  79

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   5.500% due 04/28/11                                    170             173
   4.250% due 06/15/12 (N)                                860             822
   4.875% due 03/04/15                                    805             785
   Series mtn (E)
   5.410% due 10/26/09                                  2,700           2,699
   Series MTNA
   4.250% due 01/15/08                                    220             218
   4.125% due 09/01/09 (N)                                780             761
   6.000% due 06/15/12                                    220             229
   5.450% due 01/15/13 (N)                              2,540           2,578
General Electric Co.
   5.000% due 02/01/13                                    260             258
General Motors Corp.
   8.375% due 07/05/33                                     70              82
   8.375% due 07/15/33 (N)                                 90              80
Glencore Funding LLC (p)
   6.000% due 04/15/14                                    395             384
GMAC LLC
   5.625% due 05/15/09                                  1,375           1,348
   7.750% due 01/19/10                                    230             238
Goldman Sachs Group, Inc.
   5.478% due 06/23/09 (E)                                500             500
   5.000% due 01/15/11 (N)                                150             149
   6.875% due 01/15/11                                  1,170           1,241
   4.750% due 07/15/13                                  1,055           1,018
   5.350% due 01/15/16                                    940             929
   Series MTNB (E)
   5.480% due 07/29/08                                  2,000           2,003
Goldman Sachs Group, LP (N)
   4.500% due 06/15/10                                  1,055           1,032
Hartford Financial Services Group, Inc.
   5.550% due 08/16/08                                    785             789
   5.250% due 10/15/11                                    630             631
Hess Corp.
   7.300% due 08/15/31                                    845             958
Historic TW, Inc.
   8.050% due 01/15/16                                    460             519
Home Depot, Inc.
   5.400% due 03/01/16                                  1,015           1,013
HSBC Bank USA NA (E)
   Series BKNT
   5.530% due 06/10/09                                    800             803
HSBC Finance Corp.
   5.531% due 12/05/08 (E)                                500             501
   4.750% due 05/15/09 (N)                              4,580           4,549
   4.125% due 11/16/09                                  2,870           2,784
   6.750% due 05/15/11                                  1,280           1,359
   7.000% due 05/15/12                                  1,485           1,608
   6.375% due 11/27/12                                    410             433
   5.000% due 06/30/15                                    305             296
ILFC E-Capital Trust II (A)
   6.250% due 12/21/65                                    290             294

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
International Business Machines Corp. (N)
   7.125% due 12/01/96                                    430             504
International Lease Finance Corp.
   3.500% due 04/01/09                                    570             548
   4.750% due 07/01/09                                  1,435           1,421
   5.750% due 06/15/11                                    190             194
   5.625% due 09/20/13                                  1,845           1,859
International Paper Co.
   6.750% due 09/01/11                                    230             245
   5.500% due 01/15/14                                    285             282
International Steel Group, Inc.
   6.500% due 04/15/14                                    300             300
ITT Corp.
   7.400% due 11/15/25                                    195             230
John Deere Capital Corp.
   4.875% due 03/16/09                                  1,315           1,308
JP Morgan Chase Capital XV
   5.875% due 03/15/35                                  2,040           1,986
JP Morgan Chase Capital XX
   Series T
   6.550% due 09/29/36                                    100             104
JPMorgan Chase & Co.
   5.600% due 06/01/11                                    190             193
   5.125% due 09/15/14                                  1,520           1,493
   5.150% due 10/01/15 (N)                                770             753
Kellogg Co.
   Series B
   6.600% due 04/01/11                                    950           1,002
Kinder Morgan Energy Partners, LP
   7.125% due 03/15/12                                    185             197
   5.000% due 12/15/13 (N)                                115             110
Kinder Morgan Finance
   Series WI
   5.350% due 01/05/11                                    985             962
Kraft Foods, Inc.
   4.000% due 10/01/08                                  1,180           1,153
   5.625% due 11/01/11                                  1,335           1,353
Kroger Co. (The) (N)
   7.500% due 04/01/31                                     65              73
Lehman Brothers Holdings, Inc.
   4.000% due 01/22/08                                    390             384
   5.460% due 04/03/09 (E)                              1,000           1,001
   5.493% due 08/21/09 (E)                                500             500
   5.000% due 01/14/11                                    455             452
   5.500% due 04/04/16 (N)                                265             265

 80  Fixed Income I Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Manufacturers & Traders Trust Co.
   5.585% due 12/28/20                                    180             180
Marshall & Ilsley Corp.
   5.350% due 04/01/11                                  1,345           1,352
Merrill Lynch & Co., Inc.
   5.685% due 07/25/11 (E)                                700             701
   6.220% due 09/15/26                                  2,800           2,891
   Series MTNB
   3.125% due 07/15/08                                  1,125           1,087
   Series MTNC
   5.440% due 06/16/08 (E)                              1,900           1,903
   4.250% due 02/08/10                                  1,235           1,201
Metlife, Inc.
   5.700% due 06/15/35                                    780             770
Midamerican Energy Holdings Co.
   Series WI
   6.125% due 04/01/36                                  4,150           4,268
Miller Brewing Co. (p)
   5.500% due 08/15/13                                    275             272
Monumental Global Funding II (p)
   4.625% due 03/15/10                                    200             196
Morgan Stanley
   5.440% due 03/07/08 (E)                                500             500
   3.625% due 04/01/08                                    100              98
   3.875% due 01/15/09                                    840             819
   5.625% due 01/09/12                                    370             376
   4.750% due 04/01/14 (N)                                250             239
   5.375% due 10/15/15                                    265             263
   Series GMTN (E)
   5.550% due 02/09/09                                    100             100
   Series MTNF (E)
   5.499% due 01/18/08                                  1,100           1,102
Motorola, Inc.
   5.220% due 10/01/97                                    780             635
Natexis Ambs Co. LLC (f)(p)
   8.440% due 12/29/49                                    300             314
National Rural Utilities Cooperative Finance
   Corp.
   5.750% due 08/28/09                                  2,005           2,036
News America Holdings, Inc.
   7.750% due 12/01/45                                     35              39
   7.900% due 12/01/95                                    250             277
   8.250% due 10/17/96                                     50              58
News America, Inc.
   6.200% due 12/15/34                                    195             190
   Series WI
   6.400% due 12/15/35                                  2,215           2,221
Nisource Finance Corp.
   7.875% due 11/15/10                                    295             319
Norfolk Southern Corp.
   6.200% due 04/15/09                                    645             659
   7.050% due 05/01/37                                    195             229
   7.900% due 05/15/97                                    795             996
   6.000% due 03/15/05                                    410             396

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Northern States Power Co.
   Series B
   8.000% due 08/28/12                                  1,110           1,258
Northern Trust Corp.
   5.300% due 08/29/11                                    825             832
Occidental Petroleum Corp.
   9.250% due 08/01/19                                    150             199
Ohio Power Co.
   Series F
   5.500% due 02/15/13                                     45              45
ONEOK Partners, LP
   6.650% due 10/01/36                                  1,240           1,276
Owens Corning, Inc. (A)
   6.500% due 12/01/16                                    725             737
Pacific Gas & Electric Co.
   3.600% due 03/01/09                                     75              72
   4.200% due 03/01/11                                    640             615
   6.050% due 03/01/34                                    495             506
Pemex Project Funding Master Trust
   7.375% due 12/15/14 (N)                                600             659
   8.625% due 02/01/22                                    100             122
   Series 144a (p)
   5.750% due 12/15/15                                    200             198
Progress Energy, Inc.
   5.850% due 10/30/08                                    760             774
   7.100% due 03/01/11                                    175             187
   7.750% due 03/01/31                                     95             116
   7.000% due 10/30/31                                    165             186
ProLogis
   5.625% due 11/15/15                                  1,535           1,536
Rabobank Capital Funding II (f)(A)
   5.260% due 12/31/49                                     20              20
Rabobank Capital Funding Trust (f)(A)
   5.254% due 12/29/49                                     40              39
RBS Capital Trust III (f)
   5.512% due 09/29/49                                    515             507
Regions Financial Corp.
   4.500% due 08/08/08                                  1,220           1,206
Residential Capital Corp.
   6.125% due 11/21/08                                    290             292
   6.000% due 02/22/11 (N)                                685             687
Safeway, Inc. (N)
   7.250% due 02/01/31                                     45              49

                                                         Fixed Income I Fund  81

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
SBC Communications, Inc.
   4.125% due 09/15/09                                  1,715           1,665
   5.300% due 11/15/10                                  2,730           2,734
   6.150% due 09/15/34                                    215             215
Sigma Finance, Inc. (E)(A)
   8.500% due 08/11/16                                    690             690
Simon Property Group, LP
   4.600% due 06/15/10                                    990             969
   4.875% due 08/15/10                                  1,100           1,083
   5.750% due 12/01/15                                  2,765           2,814
   6.100% due 05/01/16                                    850             886
SLM Corp.
   5.400% due 10/25/11                                  1,065           1,070
   Series MTNA
   4.000% due 01/15/09                                  1,155           1,126
Southern Copper Corp.
   7.500% due 07/27/35                                    555             593
Sovereign Bank
   5.125% due 03/15/13                                    400             393
Sprint Capital Corp.
   7.625% due 01/30/11                                  2,665           2,872
   8.375% due 03/15/12                                    360             405
   6.875% due 11/15/28                                    420             430
   8.750% due 03/15/32                                  1,750           2,162
State Street Bank & Trust Co. (N)
   Series BKNT
   5.300% due 01/15/16                                    250             249
Suntrust Bank
   5.000% due 09/01/15                                  1,900           1,846
Tele-Communications-TCI Group
   9.800% due 02/01/12                                    385             455
   7.875% due 08/01/13                                    790             884
Time Warner Entertainment Co., LP
   Series *
   8.375% due 07/15/33                                  1,280           1,560
Time Warner, Inc.
   6.875% due 05/01/12                                    485             515
   7.700% due 05/01/32                                    420             478
TXU Corp.
   Series P (N)
   5.550% due 11/15/14                                    110             105
   Series R
   6.550% due 11/15/34                                    475             453
TXU Electric Delivery Co.
   6.375% due 05/01/12                                     25              26
   6.375% due 01/15/15                                     30              31
TXU Energy Co. LLC
   7.000% due 03/15/13                                    465             490
Tyson Foods, Inc.
   6.600% due 04/01/16                                    115             118
Unilever Capital Corp.
   5.900% due 11/15/32                                    315             320
Union Pacific Corp.
   3.625% due 06/01/10                                    450             426

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
United Technologies Corp.
   5.400% due 05/01/35                                     70              69
UnitedHealth Group, Inc.
   5.250% due 03/15/11                                    220             220
US Bancorp
   5.300% due 04/28/09                                  1,450           1,456
US Bank NA
   5.700% due 12/15/08                                     70              71
USB Capital IX (f)
   6.189% due 04/15/42                                    100             102
Verizon Communications, Inc.
   5.350% due 02/15/11                                    775             779
   5.550% due 02/15/16                                    310             309
Verizon Global Funding Corp.
   7.375% due 09/01/12                                    275             302
   5.850% due 09/15/35                                    300             288
Verizon Maryland, Inc. (N)
   Series A
   6.125% due 03/01/12                                    585             601
Verizon Virginia, Inc. (N)
   Series A
   4.625% due 03/15/13                                    885             830
Viacom, Inc.
   5.750% due 04/30/11                                    340             340
Wachovia Bank NA
   Series BKNT
   5.800% due 12/01/08                                    280             284
Wachovia Capital Trust III (f)
   5.800% due 03/15/42                                    250             252
Wachovia Corp.
   5.700% due 08/01/13                                  2,260           2,315
   5.250% due 08/01/14                                    795             788
   5.625% due 10/15/16                                    400             404
Waste Management, Inc.
   6.375% due 11/15/12                                    555             580
WellPoint, Inc.
   5.850% due 01/15/36                                    100              98
Wells Fargo & Co.
   5.300% due 08/26/11                                    340             342
   4.950% due 10/16/13                                    215             210
Wells Fargo Bank NA
   5.750% due 05/16/16                                    220             226
Weyerhaeuser Co.
   6.750% due 03/15/12                                  1,675           1,754

 82  Fixed Income I Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Wyeth
   6.950% due 03/15/11                                  1,985           2,115
   5.500% due 03/15/13                                    100             101
   5.500% due 02/01/14                                     55              55
XTO Energy, Inc.
   7.500% due 04/15/12                                     40              44
Zurich Capital Trust I (p)
   8.376% due 06/01/37                                  1,365           1,434
                                                                 ------------
                                                                      230,061
                                                                 ------------

International Debt - 3.5%
Abbey National PLC (E)(f)
   6.700% due 06/29/49                                    720             734
Aiful Corp. (A)
   5.000% due 08/10/10                                    300             292
Anadarko Finance Co.
   Series B
   7.500% due 05/01/31                                    515             597
Apache Finance Canada Corp.
   4.375% due 05/15/15                                    440             408
Arch Capital Group, Ltd.
   7.350% due 05/01/34                                    175             195
AXA SA
   8.600% due 12/15/30                                  1,245           1,635
Banque Centrale de Tunisie
   8.250% due 09/19/27                                    550             674
BNP Paribas (f)(p)
   5.186% due 06/29/49                                    800             763
British Telecommunications PLC (E)(f)
   8.875% due 12/15/30                                    145             196
China Development Bank
   5.000% due 10/15/15                                    100              98
CIT Group Funding Co. of Canada
   5.600% due 11/02/11                                    220             222
Conoco Funding Co.
   6.350% due 10/15/11                                    885             931
Corp. Nacional del Cobre de Chile (N)(A)
   6.150% due 10/24/36                                    100             102
Crest, Ltd. (p)
   Series 2003-2A Class C2
   5.709% due 12/28/38                                  1,710           1,689
Deutsche Telekom International Finance BV
   5.569% due 03/23/09 (E)                                900             900
   8.000% due 06/15/10                                    545             595
   5.750% due 03/23/16                                    300             296
   8.250% due 06/15/30                                    155             193
Egypt Government AID Bonds
   4.450% due 09/15/15                                    660             639
Eksportfinans ASA
   5.500% due 05/25/16                                    450             465

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Export-Import Bank of China (p)
   4.875% due 07/21/15                                    465             450
Export-Import Bank of Korea (p)
   4.125% due 02/10/09                                    255             249
Falconbridge, Ltd.
   6.000% due 10/15/15                                    405             407
Glitnir Banki HF (A)
   6.330% due 07/28/11                                    270             278
   6.693% due 06/15/16                                    450             464
HBOS PLC (f)(p)
   5.920% due 09/29/49                                    100              98
HSBC Holdings PLC
   6.500% due 05/02/36                                    145             157
Ispat Inland ULC
   9.750% due 04/01/14                                    610             683
Kaupthing Bank Hf (B)
   6.062% due 04/12/11                                    750             750
Kaupthing Bank Hf (A)
   5.750% due 10/04/11 (N)                                100             100
   7.125% due 05/19/16                                  1,250           1,332
Klio Funding, Ltd. (E)(p)
   Series 2004-1A Class A1
   6.030% due 04/23/39                                  1,515           1,526
Korea Development Bank (N)
   4.250% due 11/13/07                                    605             598
Korea Electric Power Corp. (p)
   5.125% due 04/23/34                                    125             124
Mexico Government International Bond
   5.625% due 01/15/17                                     16              16
   8.300% due 08/15/31                                    945           1,202
   Series MTNA
   7.500% due 04/08/33                                  1,071           1,256
Mizuho Financial Group Cayman, Ltd. (p)
   5.790% due 04/15/14                                    315             319
MUFG Capital Finance 1, Ltd. (f)
   6.346% due 07/25/49                                    200             202
National Australia Bank, Ltd. (E)(p)
   1.000% due 09/11/09                                    500             500
Newcastle CDO, Ltd. (p)
   Series 2004-4A Class 3FX
   5.110% due 03/24/39                                    845             803
Petrobras International Finance Co.
   6.125% due 10/06/16                                    390             390
Petroleum Export, Ltd. (p)
   5.265% due 06/15/11                                     93              90
Province of Quebec Canada
   Series PJ
   6.125% due 01/22/11                                  1,100           1,144

                                                         Fixed Income I Fund  83

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ras Laffan Liquefied Natural Gas Co., Ltd. II
   (p)
   5.298% due 09/30/20                                    435             420
Ras Laffan Liquefied Natural Gas Co., Ltd. III
   (p)
   5.838% due 09/30/27                                    250             243
Resona Bank, Ltd. (f)
   5.850% due 09/29/49                                    375             367
Resona Preferred Global Securities Cayman, Ltd.
   (f)(N)(A)
   7.191% due 12/29/49                                    300             315
Royal Bank of Scotland Group PLC (f)
   Series 1
   9.118% due 03/31/49                                    200             223
Royal Bank of Scotland PLC (E)
   5.770% due 07/06/12                                  2,400           2,404
Royal KPN NV
   8.000% due 10/01/10                                    550             596
Russia Government International Bond
   5.000% due 03/31/30 (p)                                565             633
   Series REGS
   5.000% due 03/31/30                                  1,150           1,288
Santander Financial Issuances
   6.375% due 02/15/11                                    120             125
Sanwa Finance Aruba AEC
   8.350% due 07/15/09                                    460             495
Shinsei Finance Cayman, Ltd. (f)(A)
   6.418% due 01/29/49                                    400             402
Siemens Financieringsmaatschappij NV (p)
   5.750% due 10/17/16                                  1,025           1,046
   6.125% due 08/17/26                                  3,725           3,875
Sumitomo Mitsui Banking Corp. (f)(p)
   5.625% due 07/29/49                                    145             142
Systems 2001 AT LLC (p)
   7.156% due 12/15/11                                    271             281
Telecom Italia Capital SA
   5.250% due 10/01/15                                  2,470           2,310
Telefonica Emisiones SAU (E)
   5.629% due 06/19/09                                    800             801
Telefonica Europe BV
   7.750% due 09/15/10                                  1,910           2,067
Telefonos de Mexico SA de CV
   4.500% due 11/19/08                                    515             505
TELUS Corp.
   8.000% due 06/01/11                                    755             833
TNK-BP Finance SA (A)
   Series 144a
   7.500% due 07/18/16                                    400             419
Transocean, Inc. (E)
   5.591% due 09/05/08                                    500             500
Tyco International Group SA
   6.750% due 02/15/11                                    600             635
   6.375% due 10/15/11                                    355             373

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   6.000% due 11/15/13                                    720             747
   7.000% due 06/15/28                                     30              34
   6.875% due 01/15/29                                     90             101
Vale Overseas, Ltd.
   6.250% due 01/11/16                                    200             201
Vodafone Group PLC
   7.750% due 02/15/10                                    375             402
WEA Finance LLC/WCI Finance LLC (A)
   5.700% due 10/01/16                                  1,820           1,823
                                                                 ------------
                                                                       49,368
                                                                 ------------

Loan Agreements - 0.3%
Starbound Reinsurance, Ltd., Term Loan B
   6.738% due 03/31/08                                  4,000           4,000
                                                                 ------------

Mortgage-Backed Securities - 55.8%
Adjustable Rate Mortgage Trust (E)
   Series 2005-3 Class 8A2
   5.560% due 07/25/35                                    545             547
American Home Mortgage Investment Trust (E)
   Series 2004-4 Class 4A
   4.390% due 02/25/45                                    346             337
   Series 2005-2 Class 5A2
   5.470% due 09/25/35                                    719             719
   Series 2005-3 Class 3A2
   5.500% due 09/25/35                                    570             570
   Series 2005-4 Class 1A1
   5.610% due 11/25/45                                  1,360           1,367
Arcap Reit, Inc. (p)
   Series 2004-RR3 Class B
   5.040% due 09/21/45                                    420             407
Banc of America Commercial Mortgage, Inc.
   Series 2004-3 Class A3
   4.875% due 06/10/39                                    885             880
   Series 2004-4 Class A3
   4.128% due 07/10/42                                    580             565
   Series 2005-2 Class A4
   4.783% due 07/10/43                                    865             849
   Series 2005-3 Class A2
   4.501% due 07/10/43                                    445             436
   Series 2005-3 Class A4
   4.668% due 07/10/43                                  1,200           1,150
   Series 2005-5 Class A4
   5.115% due 10/10/45                                  1,625           1,605

 84  Fixed Income I Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-6 Class A1
   5.001% due 09/10/47                                  1,766           1,762
   Series 2005-6 Class A2
   5.165% due 09/10/47                                  1,275           1,277
   Series 2006-1 Class A4
   5.372% due 09/10/45                                    305             307
   Series 2006-3 Class A4
   5.889% due 07/10/44                                  1,030           1,074
Banc of America Funding Corp.
   Series 2005-5 Class 1A11
   5.500% due 09/25/35                                    937             918
   Series 2005-D Class A1 (E)
   4.114% due 05/25/35                                    484             473
   Series 2006-3 Class 5A8
   5.500% due 03/25/36                                    820             816
   Series 2006-A Class 3A2
   5.919% due 02/20/36                                  4,201           4,244
   Series 2006-A Class 4A1 (E)
   5.567% due 02/20/36                                    906             906
   Series 2006-B Class 7A1 (E)
   5.899% due 03/20/36                                    941             944
   Series 2006-G Class 2A1 (E)
   5.550% due 07/20/36                                  1,206           1,204
   Series 2006-G Class 2A2 (E)
   5.410% due 07/20/36                                  1,148           1,146
Banc of America Mortgage Securities
   Series 2003-9 Class 1A12 (E)
   5.770% due 12/25/33                                  1,212           1,217
   Series 2004-1 Class 5A1
   6.500% due 09/25/33                                     40              40
   Series 2004-11 Class 2A1
   5.750% due 01/25/35                                    759             749
   Series 2004-2 Class 5A1
   6.500% due 10/25/31                                    138             141
   Series 2005-L Class 3A1 (E)
   5.453% due 01/25/36                                    443             441
   Series 2006-2 Class A15
   6.000% due 07/25/36                                    962             968
Bank of America Alternative Loan Trust
   Series 2003-10 Class 2A2 (E)
   5.770% due 12/25/33                                    455             458
   Series 2003-2 Class CB2 (E)
   5.820% due 04/25/33                                    198             199
   Series 2006-5 Class CB17
   6.000% due 06/25/36                                    737             739
Bear Stearns Adjustable Rate Mortgage Trust
   Series 2004-4 Class A4
   3.516% due 06/25/34                                    380             371
Bear Stearns Alt-A Trust
   Series 2005-4 Class 23A1
   5.393% due 05/25/35                                    699             701

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-4 Class 32A1
   6.486% due 07/25/36                                  3,616           3,689
Bear Stearns Commercial Mortgage Securities
   Series 2005-PWR Class A1
   4.386% due 02/11/41                                    429             424
Chase Mortgage Finance Corp. (E)
   Series 2005-A1 Class 2A2
   5.250% due 12/25/35                                  1,804           1,788
   Series 2006-A1 Class 1A1
   6.075% due 09/25/36                                  1,776           1,783
   Series 2006-A1 Class 4A1
   6.072% due 09/25/36                                  1,299           1,302
Citigroup Mortgage Loan Trust, Inc.
   Series 2004-HYB Class A2 (E)
   4.306% due 02/25/34                                    142             142
   Series 2005-11 Class A2A (E)
   4.700% due 12/25/35                                    182             179
   Series 2006-WF1 Class A2F
   5.657% due 03/01/36                                    565             565
   Series 2006-WFH Class A1 (E)
   5.410% due 11/25/36                                  2,600           2,602
Citigroup/Deutsche Bank Commercial Mortgage
   Trust
   Series 2006-CD3 Class A5
   5.617% due 10/15/48                                    540             543
Citimortgage Alternative Loan Trust
   Series 2006-A3 Class 1A5
   6.000% due 07/25/36                                    498             501
Commercial Mortgage Acceptance Corp.
   Series 1998-C2 Class A3
   6.040% due 09/15/30                                  3,715           3,751
Countrywide Alternative Loan Trust
   Series 2004-2CB Class 1A4 (E)
   5.720% due 03/25/34                                    810             812
   Series 2005-56 Class 4A1 (E)
   5.640% due 11/25/35                                  1,521           1,526
   Series 2005-59 Class 1A1 (E)
   5.656% due 11/20/35                                  1,775           1,781
   Series 2005-J12 Class 2A1 (E)
   5.600% due 11/25/35                                  1,374           1,377
   Series 2005-J13 Class 2A3
   5.500% due 11/25/35                                    289             289
   Series 2005-J8 Class 1A3
   5.500% due 07/25/35                                    689             688
   Series 2006-9T1 Class A7
   6.000% due 05/25/36                                    383             387

                                                         Fixed Income I Fund  85

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-J2 Class A3
   6.000% due 04/25/36                                    573             579
Countrywide Asset-Backed Certificates (E)
   Series 2005-IM2 Class A3
   5.590% due 01/25/36                                  2,535           2,539
Countrywide Home Loan Mortgage Pass Through
   Trust
   Series 2004-16 Class 1A1 (E)
   5.720% due 09/25/34                                    705             708
   Series 2004-7 Class 5A2 (E)
   5.600% due 05/25/34                                    132             132
   Series 2005-3 Class 1A2 (E)
   5.620% due 04/25/35                                    106             106
   Series 2005-HYB Class 3A2A (E)
   5.250% due 02/20/36                                    174             172
   Series 2005-R3 Class AF (E)(A)
   5.730% due 09/25/35                                  1,323           1,330
   Series 2006-HYB Class 2A1A
   5.702% due 05/20/36                                    914             922
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 2003-C5 Class A1
   3.093% due 12/15/36                                  1,349           1,313
   Series 2005-C4 Class A3
   5.120% due 08/15/38                                  5,050           5,025
   Series 2005-C6 Class A1
   4.938% due 12/15/40                                  1,175           1,170
   Series 2005-C6 Class A4
   5.230% due 12/15/40                                  1,265           1,259
Credit Suisse Morgan Stanley Commercial Mortgage
   Trust (E)(p)
   Series 2006-HC1 Class A1
   5.510% due 05/15/23                                  1,445           1,445
Credit Suisse Mortgage Capital Certificates
   Series 2006-C1 Class A1
   4.367% due 07/15/10                                    399             393
   Series 2006-C1 Class AAB
   5.681% due 02/15/39                                    945             960
   Series 2006-C2 Class A1
   5.250% due 03/15/39                                    864             867
   Series 2006-C2 Class A2
   5.659% due 03/15/39                                    870             893
   Series 2006-C4 Class A1
   4.771% due 09/15/39                                  2,390           2,369
   Series 2006-C4 Class A3
   5.467% due 09/15/39                                  1,210           1,223
   Series 2006-TFL Class A1 (E)(p)
   5.440% due 04/15/21                                  1,841           1,841
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 1998-C2 Class A2
   6.300% due 11/15/30                                    284             289

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Deutsche ALT-A Securities, Inc. Alternate Loan
   Trust
   Series 2005-AR1 Class 2A3
   5.024% due 08/25/35                                    840             856
DLJ Commercial Mortgage Corp.
   Series 1998-CF1 Class A1B
   6.410% due 02/18/31                                    572             577
Downey Savings & Loan Association Mortgage Loan
   Trust
   Series 2004-AR3 Class 1A1B (E)
   6.910% due 07/19/44                                    282             285
   Series 2005-AR6 Class 2A1A (E)
   5.610% due 10/19/45                                  1,410           1,415
Fannie Mae
   7.000% due 2011                                          8               8
   8.000% due 2011                                          4               4
   5.363% due 2012                                        598             599
   5.500% due 2013                                         14              14
   6.500% due 2013                                         48              49
   6.500% due 2015                                         29              30
   7.000% due 2015                                         10              10
   6.000% due 2016                                        112             114
   6.500% due 2016                                         33              34
   5.000% due 2017                                        252             249
   5.500% due 2017                                         20              20
   6.000% due 2017                                      1,472           1,497
   6.500% due 2017                                        356             363
   7.500% due 2017                                          1               1
   9.000% due 2017                                          1               1
   4.500% due 2018                                      4,052           3,929
   5.000% due 2018                                      3,334           3,292
   5.500% due 2018                                        401             402
   6.500% due 2018                                        372             385
   4.500% due 2019                                      1,311           1,270
   5.000% due 2019                                     10,660          10,514
   6.500% due 2019                                        191             196
   4.000% due 2020                                      3,458           3,274
   4.500% due 2020                                      8,621           8,346
   5.000% due 2020                                     12,165          11,992
   6.500% due 2020                                         74              76
   4.000% due 2021                                        882             836
   5.000% due 2021                                        995             980
   6.000% due 2021                                        996           1,010
   8.000% due 2024                                        141             149

 86  Fixed Income I Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   8.500% due 2024                                         27              28
   9.000% due 2024                                          7               7
   7.000% due 2025                                         29              30
   8.000% due 2025                                          1               1
   8.500% due 2025                                         25              26
   7.000% due 2026                                         30              31
   9.000% due 2026                                          6               6
   7.000% due 2027                                         10              10
   9.000% due 2027                                          1               1
   6.500% due 2028                                        558             571
   6.500% due 2029                                      1,202           1,236
   7.000% due 2029                                        167             173
   6.500% due 3030                                          9              10
   8.000% due 3030                                        169             179
   6.500% due 2031                                        189             194
   8.000% due 2031                                        165             174
   5.500% due 2032                                         78              77
   6.000% due 2032                                      1,687           1,703
   6.500% due 2032                                      2,023           2,073
   7.000% due 2032                                        748             771
   8.000% due 2032                                          6               7
   3.950% due 2033 (E)                                    609             595
   4.500% due 2033                                      1,060             997
   4.644% due 2033 (E)                                    377             376
   5.000% due 2033                                      8,181           7,919
   5.500% due 2033                                     20,772          20,585
   6.000% due 2033                                        900             907
   6.500% due 2033                                      1,154           1,180
   4.500% due 2034                                      1,371           1,288
   5.000% due 2034                                     12,932          12,514
   5.500% due 2034                                     35,222          34,876
   6.000% due 2034                                      9,346           9,418
   6.500% due 2034                                      1,039           1,061
   4.500% due 2035                                      3,895           3,658
   4.554% due 2035 (E)                                  1,026           1,020
   5.000% due 2035                                      7,705           7,448
   5.500% due 2035                                     56,622          56,008
   6.000% due 2035                                      4,347           4,377
   6.559% due 2035 (E)                                    898             924
   6.565% due 2035 (E)                                  1,466           1,509
   6.566% due 2035 (E)                                    642             661
   5.000% due 2036                                     12,979          12,535
   5.500% due 2036                                        993             981
   6.000% due 2036                                      8,405           8,457
   6.500% due 2036                                        354             360
   Series 1992-158 Class ZZ
   7.750% due 08/25/22                                    286             303
   Series 1993-134 Class H
   6.500% due 08/25/08                                  1,011           1,015
   Series 1999-56 Class Z
   7.000% due 12/18/29                                    376             391
   Series 2003-32 Class FH (E)
   5.720% due 11/25/22                                    293             295

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2003-337 Class 1
   Principal Only STRIP
   Zero coupon due 07/01/33                               895             659
   Series 2003-343 Class 6
   Interest Only STRIP
   5.000% due 10/01/33                                    882             196
   Series 2003-78 Class FI (E)
   5.720% due 01/25/33                                    651             652
   Series 2004-21 Class FL (E)
   5.670% due 11/25/32                                    338             338
   Series 2005-65 Class FP (E)
   5.570% due 08/25/35                                    503             503
   15 Year TBA (I)
   4.500%                                               1,705           1,649
   5.000%                                              14,460          14,239
   5.500%                                               3,000           3,003
   6.000%                                               2,485           2,523
   30 Year TBA (I)
   4.500%                                               1,780           1,670
   5.000%                                              49,485          47,759
   5.500%                                              48,150          47,572
   6.000%                                              27,615          27,779
   6.500%                                              21,910          22,322
Fannie Mae Grantor Trust
   Series 2001-T6 Class B
   6.088% due 05/25/11                                  1,810           1,889
Fannie Mae REMICS (E)
   Series 2006-5 Class 3A2
   4.677% due 05/25/35                                    100              99
Fannie Mae Whole Loan (E)
   Series 2004-W2 Class 5AF
   5.680% due 03/25/44                                    658             658
Federal Home Loan Mortgage Corp. Structured Pass
   Through Securities (E)
   Series 2005-63 Class 1A1
   5.632% due 02/25/45                                    127             127
FHA Project Citi 68 NP
   7.430% due 06/27/21                                    251             254
First Horizon Alternative Mortgage Securities
   Series 2006-AA5 Class A2 (E)
   6.626% due 09/25/36                                    576             590
   Series 2006-FA3 Class A6
   6.000% due 07/25/36                                    480             486
First Horizon Asset Securities, Inc. (E)
   Series 2005-AR5 Class 3A1
   5.525% due 10/25/35                                    211             211

                                                         Fixed Income I Fund  87

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Freddie Mac
   4.500% due 01/15/13 (N)                              2,140           2,092
   9.000% due 06/01/16                                     53              55
   5.000% due 01/01/18                                    336             332
   5.000% due 02/01/19                                    660             650
   4.500% due 09/01/20                                    917             886
   7.078% due 07/01/27 (E)                                 40              41
   5.500% due 03/01/32                                    440             437
   5.500% due 08/01/33                                    110             109
   4.688% due 08/01/34 (E)                                419             420
   5.000% due 10/01/35                                  2,555           2,471
   5.000% due 03/01/36                                  2,875           2,779
   5.500% due 10/01/36                                    190             188
   Series 1993-160 Class I
   Interest Only STRIP
   6.500% due 11/15/08                                     93               4
   Series 1998-210 Class ZM
   6.000% due 12/15/28                                    732             738
   Series 2000-226 Class F (E)
   5.780% due 11/15/30                                     13              13
   Series 2001-229 Class KF (E)
   5.570% due 07/25/22                                    455             459
   Series 2003-262 Class AB
   2.900% due 11/15/14                                    684             662
   Series 2004-277 Class UF (E)
   5.630% due 06/15/33                                    828             829
   Series 2004-281 Class DF (E)
   5.780% due 06/15/23                                    251             253
   Series 2005-292 Class IG
   Interest Only STRIP
   5.000% due 04/15/23                                    376              57
   Series 2005-294 Class FA (E)
   5.500% due 03/15/20                                    490             489
   Series 2005-305 Class JF (E)
   5.620% due 10/15/35                                    555             555
   15 Year TBA (I)
   5.000%                                               4,000           3,936
   30 Year TBA (I)
   5.000%                                              14,100          13,620
   5.500%                                              15,030          14,860
   6.000%                                              14,580          14,676
Freddie Mac Gold
   7.000% due 2008                                          8               8
   8.000% due 2009                                          6               6
   6.000% due 2010                                         44              44
   7.000% due 2010                                         75              77
   8.000% due 2010                                         18              19
   6.000% due 2011                                        165             169
   7.000% due 2011                                          9               9
   6.000% due 2012                                          4               4
   6.000% due 2013                                        100             102
   12.000% due 2014                                        22              23
   6.000% due 2016                                        353             358
   9.000% due 2016                                         24              25

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   6.000% due 2017                                        404             412
   4.500% due 2018                                      2,123           2,053
   5.000% due 2018                                        744             734
   5.500% due 2019                                        875             876
   5.500% due 2020                                      2,227           2,231
   6.500% due 2025                                         18              19
   8.000% due 2025                                         33              35
   9.000% due 2026                                          1               1
   6.500% due 2027                                          3               3
   8.500% due 2027                                         68              73
   6.500% due 2028                                        217             224
   6.500% due 2029                                        386             395
   7.222% due 2030 (E)                                      7               8
   6.000% due 2031                                         17              17
   6.500% due 2031                                        659             676
   5.500% due 2032                                      3,048           3,024
   6.500% due 2032                                        678             695
   7.000% due 2032                                        322             333
   7.500% due 2032                                         85              89
   5.000% due 2033                                        567             549
   5.500% due 2033                                      5,936           5,888
   6.000% due 2033                                        590             596
   4.500% due 2034                                        156             147
   5.000% due 2034                                      2,513           2,434
   5.500% due 2034                                      2,862           2,836
   6.000% due 2034                                        861             868
   6.500% due 2034                                         59              60
   5.000% due 2035                                      5,175           5,003
   5.500% due 2035                                      2,100           2,081
   5.000% due 2036                                      1,495           1,445
Freddie Mac Reference REMICS
   Series 2006-R00 Class AK
   5.750% due 12/15/18                                    638             641
Freddie Mac REMICS
   Series 2003-269 Class FE (E)
   5.930% due 12/15/28                                    685             688
   Series 2004-277 Class KE
   3.500% due 12/15/17                                    456             451
   Series 2006-323 Class PA
   6.000% due 03/15/26                                    825             837
GE Capital Commercial Mortgage Corp.
   Series 2005-C1 Class A1
   4.012% due 06/10/48                                    550             539
   Series 2005-C1 Class A5
   4.772% due 06/10/48                                    400             387
   Series 2006-C1 Class A4
   5.339% due 03/10/44                                    905             912

 88  Fixed Income I Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ginnie Mae I
   6.500% due 2008                                          3               4
   6.500% due 2009                                         32              32
   6.500% due 2010                                          6               6
   7.000% due 2011                                         14              14
   9.500% due 2016                                          1               1
   8.000% due 2017                                         11              11
   10.500% due 2020                                        36              40
   8.000% due 2022                                         23              24
   8.500% due 2022                                          1               1
   8.500% due 2024                                         12              13
   8.000% due 2025                                         13              13
   8.000% due 2026                                        115             122
   8.000% due 2029                                         61              65
   8.500% due 2029                                         21              22
   8.000% due 2030                                         61              66
   8.500% due 2030                                         15              16
   7.000% due 2031                                        259             268
   7.000% due 2032                                        128             132
   5.000% due 2033                                      3,233           3,157
   7.000% due 2033                                         17              18
   5.000% due 2035                                        523             510
   6.000% due 2035                                      4,829           4,896
   5.500% due 2036                                        104             103
   30 Year TBA (I)
   5.500%                                               5,495           5,471
   6.000%                                               1,000           1,013
   6.500%                                               3,200           3,285
Ginnie Mae II
   5.125% due 10/20/27 (E)                                 54              54
   5.375% due 05/20/30 (E)                                 39              39
   5.000% due 07/20/30 (E)                                222             223
   7.500% due 07/20/32                                     20              21
   4.500% due 04/20/35                                    755             709
GMAC Commercial Mortgage Securities, Inc.
   Series 2001-C1 Class A2
   6.465% due 04/15/34                                    510             533
   Series 2005-C1 Class A2
   4.471% due 05/10/43                                    465             456
GMAC Mortgage Corp. Loan Trust
   Series 2005-AR6 Class 3A1
   5.297% due 11/19/35                                    747             743
   Series 2006-AR1 Class 1A1 (E)
   5.633% due 03/19/36                                  1,836           1,844
Government National Mortgage Association (E)
   Series 1999-40 Class FE
   5.870% due 11/16/29                                    441             446
Greenpoint Mortgage Funding Trust (E)
   Series 2006-AR5 Class A1A
   5.400% due 10/25/46                                  1,994           1,993

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp.
   Series 2004-GG1 Class A7
   5.317% due 06/10/36                                  1,380           1,384
   Series 2005-GG3 Class A1
   3.919% due 08/10/42                                    704             692
   Series 2005-GG5 Class A41
   5.243% due 04/10/37                                    695             696
GS Mortgage Securities Corp. II
   Series 1998-C1 Class A2
   6.620% due 10/18/30                                  1,215           1,235
   Series 2005-GG4 Class AABA
   4.680% due 07/10/39                                    600             584
   Series 2006-FL8 Class A1 (E)(p)
   5.430% due 01/06/08                                  2,680           2,680
   Series 2006-GG6 Class A4
   5.553% due 04/10/38                                    305             311
   Series 2006-GG8 Class AAB
   5.535% due 11/10/39                                    575             585
GSMPS Mortgage Loan Trust (E)(p)
   Series 2004-4 Class 1AF
   5.720% due 06/25/34                                  1,211           1,217
Harborview Mortgage Loan Trust
   Series 2004-4 Class 3A (E)
   2.975% due 06/19/34                                  1,838           1,824
   Series 2005-14 Class 3A1A
   5.319% due 12/19/35                                    219             218
   Series 2006-2 Class 1A
   5.454% due 02/25/36                                    519             530
   Series 2006-3 Class 1A1A (E)
   6.474% due 06/19/36                                  6,616           6,775
HSI Asset Securitization Corp. Trust (E)
   Series 2005-I1 Class 2A1
   5.440% due 11/25/35                                  1,160           1,161
Impac CMB Trust (E)
   Series 2004-2 Class A2
   5.830% due 04/25/34                                     99              99
   Series 2004-3 Class 1A
   5.570% due 06/25/34                                    116             116
   Series 2004-5 Class 1A1
   5.690% due 10/25/34                                    455             456
Impac Secured Assets CMN Owner Trust (E)
   Series 2005-2 Class A1
   5.650% due 03/25/36                                  1,418           1,420

                                                         Fixed Income I Fund  89

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Indymac Index Mortgage Loan Trust
   Series 2005-AR1 Class A2
   5.099% due 09/25/35                                    353             344
   Series 2005-AR2 Class 4A1
   5.437% due 11/25/35                                     26              26
   Series 2006-AR3 Class 2A1A
   6.410% due 03/25/36                                  8,191           8,367
Indymac Loan Trust (E)
   Series 2004-L1 Class A1 (p)
   5.610% due 07/25/09                                    292             292
   Series 2005-L1 Class A
   5.520% due 06/25/10                                  1,000           1,002
   Series 2005-L2 Class A1
   5.540% due 01/25/11                                  1,292           1,295
JP Morgan Alternative Loan Trust
   Series 2006-A2 Class 3A1
   5.925% due 05/25/36                                  3,026           3,062
   Series 2006-A2 Class 5A1
   6.360% due 05/25/36                                  1,740           1,748
   Series 2006-A3 Class 1A2 (E)
   5.400% due 07/25/36                                  1,486           1,483
   Series 2006-A4 Class A4 (E)
   5.400% due 08/25/36                                  1,143           1,142
   Series 2006-A6 Class 1A2 (E)
   5.390% due 11/25/36                                  1,610           1,610
JP Morgan Chase Commercial Mortgage Securities
   Corp.
   Series 2003-CB7 Class A3
   4.449% due 01/12/38                                    940             916
   Series 2004-LN2 Class A1
   4.475% due 07/15/41                                    689             673
   Series 2005-CB1 Class A1
   4.520% due 08/12/37                                  1,024           1,012
   Series 2005-CB1 Class A2
   5.247% due 01/12/43                                  2,550           2,558
   Series 2005-CB1 Class A4
   4.895% due 09/12/37                                     80              78
   5.294% due 01/12/43                                    200             201
   Series 2005-FL1 Class A1 (E)(p)
   5.430% due 02/15/19                                    940             940
   Series 2005-LDP Class A1
   5.035% due 12/15/44                                  3,225           3,216
   4.116% due 03/15/46                                    512             504
   Series 2005-LDP Class A3
   4.959% due 08/15/42                                    690             680
   5.208% due 12/15/44                                  2,845           2,849
   Series 2005-LDP Class A3A1
   4.871% due 10/15/42                                    630             620
   Series 2005-LDP Class A4
   4.918% due 10/15/42                                    400             390
   5.179% due 12/15/44                                  1,375           1,374
   Series 2006-CB1 Class A3A (p)
   5.491% due 12/12/44                                  1,370           1,388

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-CB1 Class A4
   5.814% due 06/12/43                                    725             753
   5.481% due 12/12/44                                    460             466
   5.817% due 05/12/45                                  1,685           1,715
   Series 2006-CB1 Class ASB
   5.506% due 12/12/44                                    365             369
   Series 2006-FL1 Class A1A (E)(p)
   5.410% due 02/15/20                                  2,584           2,585
   Series 2006-LDP Class A2
   5.862% due 04/15/45                                  1,975           2,037
   Series 2006-LDP Class A4
   5.876% due 04/15/45                                  2,790           2,925
   5.561% due 05/15/45                                    830             835
JP Morgan Mortgage Trust
   Series 2005-A2 Class 3A1
   4.909% due 04/25/35                                  1,213           1,199
   Series 2005-A3 Class 6A1
   4.913% due 06/25/35                                  1,613           1,591
   Series 2005-A6 Class 2A2
   4.977% due 08/25/35                                  1,168           1,155
   Series 2006-A2 Class 1A1
   5.473% due 04/25/36                                  1,781           1,774
   Series 2006-A6 Class 3A1
   6.165% due 10/25/36                                  1,377           1,386
LB-UBS Commercial Mortgage Trust
   Series 2001-C3 Class A1
   6.058% due 06/15/20                                    248             252
   Series 2003-C3 Class A1
   2.599% due 05/15/27                                    519             504
   Series 2004-C2 Class A1
   2.946% due 03/15/29                                  1,398           1,343
   Series 2004-C4 Class A3
   5.154% due 06/15/29                                  1,180           1,184
   Series 2005-C3 Class A5
   4.739% due 07/15/30                                    340             328
   Series 2005-C3 Class AAB
   4.664% due 07/15/30                                    400             389
   Series 2006-C4 Class A4
   5.900% due 06/15/38                                    315             331
Lehman Brothers Floating Rate Commercial
   Mortgage Trust (E)(p)
   Series 2006-LLF Class A1
   5.400% due 09/15/21                                    580             580
Lehman Mortgage Trust
   Series 2005-3 Class 1A3
   5.500% due 01/25/36                                  1,155           1,158
Lehman XS Trust (E)
   Series 2005-5N Class 1A1
   5.630% due 11/25/35                                  1,160           1,164

 90  Fixed Income I Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-7N Class 1A1B
   5.630% due 12/25/35                                    786             790
Mach One Trust Commercial Mortgage-Backed (p)
   Series 2004-1A Class A3
   5.220% due 05/28/40                                  1,350           1,318
Mastr Adjustable Rate Mortgages Trust
   Series 2006-2 Class 3A1
   4.848% due 01/25/36                                    956             946
Mastr Alternative Loans Trust
   Series 2003-4 Class B1
   5.660% due 06/25/33                                    348             350
   Series 2004-10 Class 5A6
   5.750% due 09/25/34                                    505             505
Mastr Asset Securitization Trust
   Series 2003-11 Class 6A8 (E)
   5.820% due 12/25/33                                    766             770
   Series 2003-7 Class 4A35 (E)
   5.720% due 09/25/33                                    808             809
   Series 2004-4 Class 2A2 (E)
   5.770% due 04/25/34                                    324             324
   Series 2005-2 Class 1A1
   5.250% due 11/25/35                                  1,235           1,217
Mastr Reperforming Loan Trust (A)
   Series 2005-1 Class 1A1
   6.000% due 08/25/34                                    686             688
Merrill Lynch Mortgage Trust
   Series 2004-MKB Class A2
   4.353% due 02/12/42                                    820             804
   Series 2005-LC1 Class A1
   5.017% due 01/12/44                                  1,126           1,123
   Series 2005-LC1 Class A2
   5.202% due 01/12/44                                  1,265           1,267
   Series 2005-MKB Class A1
   4.446% due 09/12/42                                    914             902
   Series 2005-MKB Class A4
   5.204% due 09/12/42                                    555             552
   Series 2006-C1 Class A4
   5.844% due 05/12/39                                    660             682
Merrill Lynch/Countrywide Commercial Mortgage
   Trust
   Series 2006-3 Class A2
   5.291% due 07/12/46                                  1,400           1,406
MLCC Mortgage Investors, Inc. (E)
   Series 2004-HB1 Class A2
   5.930% due 04/25/29                                    150             150
Morgan Stanley Capital I
   Series 2004-HQ3 Class A1
   3.100% due 01/13/41                                    941             914
   Series 2004-RR2 Class A2 (p)
   5.450% due 10/28/33                                  1,370           1,353
   Series 2005-HQ5 Class A4
   5.168% due 01/14/42                                    880             873

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-HQ6 Class A4A
   4.989% due 08/13/42                                    530             519
   Series 2005-IQ1 Class AAB
   5.178% due 09/15/42                                    750             748
   Series 2005-IQ9 Class A1
   3.990% due 07/15/56                                    574             563
   Series 2005-T17 Class A5
   4.780% due 12/13/41                                    250             242
   Series 2006-HQ8 Class A4
   5.388% due 03/12/44                                    810             821
   Series 2006-HQ9 Class A4
   5.731% due 07/20/44                                    585             603
   Series 2006-XLF Class A1 (E)(p)
   5.410% due 07/15/19                                  2,774           2,774
Morgan Stanley Dean Witter Capital I
   Series 2001-TOP Class A3
   6.200% due 07/15/33                                    317             319
Morgan Stanley Mortgage Loan Trust
   Series 2006-11 Class 1A6
   6.231% due 08/25/36                                    650             667
   Series 2006-3AR Class 2A3
   5.901% due 03/25/36                                    541             547
Mortgage Capital Funding, Inc.
   Series 1998-MC2 Class A2
   6.423% due 06/18/30                                  1,679           1,696
Nomura Asset Securities Corp.
   Series 1998-D6 Class A1B
   6.590% due 03/15/30                                    784             796
Novastar Mortgage-Backed Notes (E)
   Series 2006-MTA Class 2A1A
   5.520% due 09/25/46                                  1,458           1,458
Novastar NIMs Trust (p)
   Series 2005-N1
   4.777% due 10/26/35                                     65              65
Prime Mortgage Trust
   Series 2004-CL1 Class 1A2 (E)
   5.720% due 02/25/34                                    104             105
   Series 2004-CL1 Class 2A2 (E)
   5.730% due 02/25/19                                     25              25
   Series 2006-DR1 Class 2A2
   6.000% due 11/25/36                                  2,300           2,284
Residential Accredit Loans, Inc.
   Series 2004-QS5 Class A6 (E)
   5.920% due 04/25/34                                    133             134
   Series 2004-QS8 Class A4 (E)
   5.720% due 06/25/34                                    662             665

                                                         Fixed Income I Fund  91

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-QA1 Class A41
   5.725% due 09/25/35                                    837             841
   Series 2005-QA8 Class NB3
   5.504% due 07/25/35                                    480             482
   Series 2005-QO3 Class A1 (E)
   5.730% due 10/25/45                                  1,432           1,436
   Series 2006-QA1 Class A21
   6.001% due 01/25/36                                  2,662           2,693
   Series 2006-QO7 Class 3A2 (E)
   5.535% due 09/25/46                                  1,340           1,339
   Series 2006-QS6 Class 1A13
   6.000% due 06/25/36                                  1,325           1,334
Residential Asset Securities Corp. (E)
   Series 2003-KS4 Class AIIB
   5.610% due 06/25/33                                    176             176
Residential Asset Securitization Trust (E)
   Series 2003-A15 Class 1A2
   5.770% due 02/25/34                                    769             772
Residential Funding Mortgage Securities II (E)
   Series 2003-S14 Class A5
   5.720% due 07/25/18                                    938             941
   Series 2003-S20 Class 1A7
   5.820% due 12/25/33                                    243             244
   Series 2003-S5 Class 1A2
   5.770% due 11/25/18                                    389             391
Salomon Brothers Mortgage Securities VII
   Series 2003-UP2 Class A1
   4.000% due 12/25/18                                    440             415
Sequoia Mortgage Trust (E)
   Series 2004-3 Class A
   5.306% due 04/20/34                                    968             968
Small Business Administration
   Series 1999-P10 Class 1
   7.540% due 08/10/09                                    260             272
Small Business Administration Participation
   Certificates
   Series 2003-20I Class 1
   5.130% due 09/01/23                                     80              80
Structured Adjustable Rate Mortgage Loan Trust
   (E)
   Series 2005-19X Class 1A1
   5.650% due 10/25/35                                  1,091           1,096
Structured Asset Securities Corp.
   Series 2004-21X Class 1A3
   4.440% due 12/25/34                                  1,230           1,213
Thornburg Mortgage Securities Trust (E)
   Series 2006-1 Class A3
   5.500% due 01/25/36                                  2,598           2,594
   Series 2006-3 Class A3
   5.440% due 06/25/36                                  1,953           1,948

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Tobacco Settlement Authority of Iowa
   6.500% due 06/01/23                                    100             100
Wachovia Bank Commercial Mortgage Trust
   Series 2003-C9 Class A1
   3.291% due 12/15/35                                    940             916
   Series 2005-C16 Class A2
   4.380% due 10/15/41                                  1,195           1,171
   Series 2005-C17 Class A1
   4.430% due 03/15/42                                  2,367           2,337
   Series 2005-C22 Class A3
   5.461% due 12/15/44                                  1,865           1,876
Washington Mutual Alternative Mortgage
   Pass-Through Certificates
   Series 2005-4 Class CB11
   5.500% due 06/25/35                                    275             270
Washington Mutual, Inc.
   Series 2003-S9 Class A2 (E)
   5.870% due 10/25/33                                    691             694
   Series 2004-AR1 Class A1B1 (E)
   5.665% due 11/25/34                                    220             220
   Series 2005-AR1 Class 1A1
   4.839% due 10/25/35                                    596             589
   Series 2005-AR1 Class A1A1 (E)
   5.614% due 10/25/45                                  1,411           1,419
   Series 2005-AR1 Class A1A2 (E)
   5.620% due 11/25/45                                  1,433           1,439
   5.610% due 12/25/45                                    722             725
   Series 2005-AR1 Class A1C1 (E)
   5.510% due 12/26/45                                    263             263
   Series 2005-AR6 Class B3 (E)
   5.980% due 04/25/45                                    473             473
Wells Fargo Mortgage Backed Securities Trust
   Series 2006-2 Class 2A3
   5.500% due 03/25/36                                    907             907
   Series 2006-AR2 Class 2A1
   4.950% due 03/25/36                                    742             736
   Series 2006-AR8 Class 2A3
   5.240% due 04/25/36                                    176             175
Zuni Mortgage Loan Trust (E)
   Series 2006-OA1 Class A1
   5.615% due 08/25/36                                  1,690           1,687
                                                                 ------------
                                                                      787,973
                                                                 ------------

 92  Fixed Income I Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Municipal Bonds - 0.1%
Golden State Tobacco Securitization Corp.
   Revenue Bonds, weekly demand
   6.250% due 06/01/33                                    650             725
State of Texas General Obligation Unlimited,
   weekly demand
   4.750% due 04/01/35                                    300             308
Tobacco Settlement Financing Corp. Revenue
   Bonds, weekly demand
   6.125% due 06/01/24                                    150             163
   6.750% due 06/01/39                                    700             800
                                                                 ------------
                                                                        1,996
                                                                 ------------

Non-US Bonds - 0.2%
Bundesrepublik Deutschland
   Series 04
   3.750% due 01/04/15                           EUR      790           1,011
Canadian Government Bond
   4.000% due 12/01/31                           CAD      517             676
Poland Government Bond
   Series 0509
   6.000% due 05/24/09                           PLN    2,400             814
Quebec Residual
   Zero coupon due 12/01/36                      CAD      830             182
                                                                 ------------
                                                                        2,683
                                                                 ------------

United States Government Agencies - 4.6%
Fannie Mae
   3.500% due 03/28/08                                  1,790           1,754
   2.500% due 06/15/08 (N)                              3,065           2,950
   4.875% due 04/15/09 (N)                              5,480           5,481
   7.250% due 01/15/10 (N)                                940           1,005
   3.875% due 02/15/10 (N)                              1,495           1,450
   4.750% due 04/19/10                                  2,950           2,920
   4.125% due 05/15/10 (N)                                565             551
   7.125% due 06/15/10 (N)                                700             752
   4.250% due 08/15/10 (N)                              7,620           7,456
   5.125% due 04/15/11 (N)                              2,615           2,640
   4.375% due 09/15/12 (N)                                740             721
   4.375% due 03/15/13 (N)                                140             136
   Zero coupon due 07/05/14                             2,280           1,571
   5.250% due 03/24/15                                    495             489
   5.375% due 07/15/16                                    115             119
   5.000% due 04/26/17                                    945             914
   Zero coupon due 06/01/17 (N)                         1,375             809
   6.625% due 11/15/30 (N)                                425             513
   6.210% due 08/06/38                                    420             488
Federal Farm Credit Bank (N)
   5.125% due 08/25/16                                    740             751
Federal Home Loan Bank System
   5.000% due 09/18/09 (N)                              6,755           6,790
   5.375% due 08/19/11 (N)                                490             500

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   5.375% due 05/15/19 (N)                                315             321
   5.125% due 08/15/19                                    330             332
   5.500% due 07/15/36                                    310             327
   Series 567
   4.375% due 09/17/10                                    350             344
   Series VB15 (N)
   5.000% due 12/21/15                                  1,500           1,500
Financing Corp.
   Principal Only STRIP
   Zero coupon due 09/26/19                             1,355             707
   Series 1
   Zero coupon due 05/11/16                               140              88
   Series 12P
   Zero coupon due 12/06/18                               420             229
   Series 13
   Zero coupon due 12/27/16                               490             297
   Series 13P
   Zero coupon due 12/27/18                             1,135             617
   Series 16P
   Zero coupon due 04/05/19                             1,200             642
   Series 19
   Zero coupon due 06/06/16                               410             256
   Series 3P
   Zero coupon due 11/30/17                               300             173
   Series 5P
   Zero coupon due 02/08/18                               110              63
   Series 8P
   Zero coupon due 08/03/18                             1,085             603
   Series 9P
   Zero coupon due 10/06/17                               540             314
   Series A-P
   Zero coupon due 10/06/17                               260             151
   Series B-P
   Zero coupon due 04/06/18                               565             320
   Series C-P
   Zero coupon due 11/30/17                               870             502
   Series E-P
   Zero coupon due 11/02/18                               835             458
Freddie Mac
   4.000% due 12/15/09 (N)                              3,215           3,136
   6.875% due 09/15/10 (N)                                670             717
   5.625% due 03/15/11 (N)                                650             669
   4.500% due 11/15/11                                    870             855
   5.750% due 01/15/12 (N)                              2,415           2,510
   5.125% due 07/15/12 (N)                              1,170           1,183
   4.875% due 11/15/13 (N)                              2,200           2,190
   5.050% due 01/26/15 (N)                              1,155           1,150

                                                         Fixed Income I Fund  93

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   5.500% due 07/18/16 (N)                                860             895
   5.625% due 11/23/35 (N)                                520             508
Tennessee Valley Authority
   6.150% due 01/15/38                                  1,560           1,812
                                                                 ------------
                                                                       64,629
                                                                 ------------
United States Government Treasuries - 14.3%
United States Treasury Inflation Indexed Bonds
   2.375% due 04/15/11 (N)                              2,616           2,602
   3.375% due 01/15/12 (N)                              1,941           2,029
   2.000% due 07/15/14 (N)                              5,727           5,579
   1.625% due 01/15/15 (N)                                 53              50
   1.875% due 07/15/15 (N)                              2,474           2,382
   2.500% due 07/15/16                                  2,110           2,140
   2.375% due 01/15/25 (N)                              4,943           5,004
   2.000% due 01/15/26 (N)                              2,116           2,022
   3.625% due 04/15/28 (N)                                756             934
United States Treasury Notes
   3.000% due 11/15/07 (N)                                800             785
   4.375% due 12/31/07 (N)                              6,360           6,324
   3.375% due 02/15/08 (N)                                820             805
   3.750% due 05/15/08 (N)                             10,600          10,443
   3.250% due 01/15/09 (N)                             14,345          13,927
   4.000% due 06/15/09 (N)                                325             320
   3.375% due 10/15/09                                  2,690           2,646
   3.500% due 02/15/10 (N)                              9,540           9,224
   4.000% due 03/15/10 (N)                             14,010          13,754
   4.125% due 08/15/10 (N)                                455             448
   3.875% due 09/15/10 (N)                              4,200           4,096
   4.375% due 12/15/10 (N)                              2,475           2,456
   4.875% due 04/30/11 (N)                              9,635           9,750
   14.000% due 11/15/11 (N)                             1,170           1,174
   4.375% due 08/15/12 (N)                              7,140           7,075
   4.000% due 11/15/12 (N)                              4,810           4,667
   10.375% due 11/15/12 (N)                             2,090           2,206
   4.250% due 08/15/13 (N)                              3,880           3,805
   4.250% due 11/15/13 (N)                              3,775           3,700
   4.750% due 05/15/14 (N)                              3,970           4,010
   4.250% due 11/15/14 (N)                              4,550           4,445
   4.125% due 05/15/15 (N)                              8,095           7,827
   4.250% due 08/15/15 (N)                              3,070           2,993
   5.125% due 05/15/16 (N)                              2,950           3,067
   8.750% due 05/15/17 (N)                              1,885           2,521
   8.875% due 08/15/17 (N)                                695             940
   8.125% due 08/15/19 (N)                              6,230           8,230
   8.125% due 08/15/21 (N)                              8,125          10,965
   Principal Only
   Zero coupon due 11/15/21 (N)                         4,835           2,338
   7.125% due 02/15/23 (N)                              8,865          11,159
   6.000% due 02/15/26 (N)                              8,010           9,193
   6.125% due 08/15/29 (N)                              1,040           1,231

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   5.375% due 02/15/31 (N)                              3,835           4,164
   4.500% due 02/15/36 (N)                              9,444           9,115
                                                                 ------------
                                                                      202,545
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $1,452,810)                                                   1,455,750
                                                                 ------------

PREFERRED STOCKS - 0.2%
Auto and Transportation - 0.1%
General Motors Corp.                                   13,100             271
                                                                 ------------

Financial Services - 0.1%
DG Funding Trust (A)                                      152           1,618
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $1,842)                                                           1,889
                                                                 ------------


                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.0%
(Number of Contracts)
Eurodollar Futures
   Dec 2006 91.75 Put (4)                                 918              --
   Dec 2006 92.00 Put (291)                            66,930               2
   Dec 2006 92.50 Put (318)                            73,538               2
   Dec 2006 92.75 Put (56)                             12,985              --
   Jun 2007 91.25 Put (140)                            31,938               1
   Jun 2007 91.75 Put (190)                            43,581               1
   Sept 2007 90.75 Put (227)                           51,501               1
   Dec 2007 91.25 Put (156)                            35,588               1
   Dec 2007 91.50 Put (3)                                 686              --

United States Treasury Notes
10 Year Futures
   Nov 2006 102.03 Call (1)                           193,859               1
   Nov 2006 107.00 Put (6)                                642               1
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $29)                                                                 10
                                                                 ------------


 94  Fixed Income I Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 12.0%
American General Finance Corp. (E)
   Series MTNG
   5.429% due 03/23/07                                    100             100
AT&T Wireless Services, Inc.
   7.500% due 05/01/07                                  2,605           2,631
AT&T, Inc. (p)
   4.214% due 06/05/07                                    800             794
Bank of Ireland Governor & Co. (c)(z)
   5.260% due 12/05/06                                  7,100           7,065
Barclays Bank PLC (z)
   5.343% due 01/29/07                                  2,500           2,506
Barclays US Funding Corp. (c)(z)
   5.275% due 11/21/06                                  5,300           5,284
Bundesobligation
   Series 139
   4.000% due 02/16/07                           EUR    1,300           1,661
ChevronTexaco Capital Co.
   3.500% due 09/17/07                                    470             463
CIT Group, Inc.
   5.750% due 09/25/07                                    120             120
Countrywide Home Loans, Inc.
   Series MTNK
   5.500% due 02/01/07                                    100             100
DaimlerChrysler NA Holding Corp. (E)
   5.640% due 03/07/07                                  2,200           2,201
Danske Corp. (z)
   5.240% due 01/30/07                                  2,900           2,876
Dexia Delaware LLC (c)(z)
   5.265% due 11/21/06                                    600             599
DNB Nor Bank ASA (z)
   5.275% due 11/13/06                                  7,100           7,087
   5.255% due 12/07/06                                    800             796
Duke Energy Field Services LLC
   5.750% due 11/15/06                                     50              50
Fannie Mae (sec.)(z)
   Zero coupon due 06/25/07                               430             416
France Treasury Bill BTF
   Zero coupon due 12/21/06                      EUR    1,300           1,651
General Electric Capital Corp. (z)
   5.250% due 01/16/07                                    500             499
GMAC LLC
   6.125% due 08/28/07                                    760             758
Golden West Financial Corp.
   4.125% due 08/15/07                                    270             267
Government of Canada (c)(z)                               250             248
   Zero coupon due 12/15/06
Harrah's Operating Co., Inc.
   7.125% due 06/01/07                                    755             759
HBOS Treasury Services PLC (c)(z)
   5.365% due 11/01/06                                  1,100           1,094
Russell Investment Company
   Money Market Fund                               78,184,183          78,184

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Skandinaviska Enskilda Banken (c)(z)
   5.255% due 12/08/06                                  7,100           7,062
Societe Generale NA (z)
   5.266% due 12/21/06 (c)                              5,300           5,261
   5.245% due 01/08/07                                  2,600           2,575
Spintab Swedish Mortgage (z)
   5.270% due 11/20/06                                  7,100           7,080
Sprint Capital Corp. (c)
   6.000% due 01/15/07                                    975             975
Swedbank (c)(z)
   5.275% due 11/09/06                                    500             499
TELUS Corp.
   7.500% due 06/01/07                                    770             779
UBS Financial Del LLC (c)(z)
   5.260% due 12/01/06                                  5,000           4,989
United States Treasury Bills (z)(sec.)
   5.092% due 11/30/06 (c)                                255             254
   4.898% due 12/07/06 (c)                                200             199
   4.987% due 12/07/06 (c)                                100             100
   4.937% due 12/14/06 (c)                              1,665           1,655
   4.943% due 02/15/07                                     35              34
   4.964% due 02/15/07                                     50              49
   5.034% due 02/15/07                                    160             158
   5.131% due 02/15/07                                     75              74
United States Treasury Notes (N)
   3.500% due 11/15/06                                    440             440
   2.875% due 11/30/06                                  8,170           8,154
   3.000% due 12/31/06                                  1,000             996
   4.375% due 05/15/07                                  3,630           3,617
   6.625% due 05/15/07                                    515             519
   4.250% due 10/31/07                                  6,150           6,110
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $169,844)                                                       169,788
                                                                 ------------

                                                         Fixed Income I Fund  95

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
OTHER SECURITIES - 19.5%
Russell Investment Company
   Money Market Fund (X)                           70,817,070          70,817
State Street Securities Lending Quality Trust
   (X)                                            205,158,768         205,159
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $275,976)                                                       275,976
                                                                 ------------

TOTAL INVESTMENTS - 134.8%
(identified cost $1,900,501)                                        1,903,413

OTHER ASSETS AND LIABILITIES,
NET - (34.8%)                                                        (491,612)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,411,801
                                                                 ============

 96  Fixed Income I Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                     UNREALIZED
                                      NOTIONAL      APPRECIATION
FUTURES CONTRACTS                      AMOUNT      (DEPRECIATION)
(NUMBER OF CONTRACTS)                    $               $
-----------------------------------------------------------------
Long Positions
Euribor Futures
   expiration date 06/07 (30)             9,201              (8)

Eurodollar Futures (CME)
   expiration date 12/06 (138)           32,649            (212)
   expiration date 03/07 (464)          109,945            (279)
   expiration date 06/07 (383)           90,915             (86)
   expiration date 09/07 (760)          180,738             137
   expiration date 12/07 (528)          125,723             269
   expiration date 03/08 (12)             2,859              --

LIBOR Futures
   expiration date 06/07 (10)             2,256              (3)
   expiration date 09/07 (17)             3,837              (4)
   expiration date 12/07 (27)             6,095              (5)
   expiration date 03/08 (7)              1,581              (1)
   expiration date 06/08 (5)              1,130              (1)
   expiration date 09/08 (7)              1,582              (1)

United States Treasury Bonds
   expiration date 12/06 (71)             7,999             145

United States Treasury
   2 Year Notes
   expiration date 12/06 (128)           26,164              44
United States Treasury
   5 Year Notes
   expiration date 12/06 (392)           41,381             262
United States Treasury
   10 Year Notes
   expiration date 12/06 (124)           13,419             133

Short Positions
Eurodollar Futures (CME)
   expiration date 03/08 (14)             3,335             (20)

United States Treasury Bonds
   expiration date 12/06 (65)             7,323            (119)

United States Treasury
   10 Year Notes
   expiration date 12/06 (236)           25,540            (278)
                                                     ----------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                (27)
                                                     ==========

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Eurodollar Futures
   Dec 2006 95.00 Put (26)                                  6,175                (24)
   Dec 2006 95.50 Put (30)                                  7,162                (65)
   Mar 2007 94.75 Put (9)                                   2,381                 (2)
   Mar 2007 95.25 Put (10)                                  2,132                (12)

Federal National Mortgage Association
   Nov 2006 100.40 Call (1)                               501,992                 (1)

United States Treasury Bonds
   Nov 2006 111.00 Call (37)                                4,107                (64)
   Nov 2006 104.00 Put (28)                                 2,912                 --
   Nov 2006 105.00 Put (9)                                    945                 --
   Feb 2007 109.00 Put (18)                                 1,962                 (7)

United States Treasury Notes
   2 Year Futures
   Nov 2006 101.75 Put (352)                               71,632                (11)

   10 Year Futures
   Nov 2006 105.00 Call (20)                                2,100                (64)
   Nov 2006 106.00 Call (15)                                1,590                (34)
   Nov 2006 109.00 Call (4)                                   436                 (1)
   Feb 2007 110.00 Call (11)                                1,210                 (4)
   Nov 2006 106.00 Put (4)                                    424                 --
                                                                     ---------------

Total Liability for Options Written
   (premiums received $208)                                                     (289)
                                                                     ===============

  See accompanying notes which are an integral part of the financial statements.

                                                         Fixed Income I Fund  97

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD             832   AUD            1,089    11/07/06                 10
USD             456   CAD              519    11/07/06                  6
USD             941   CAD            1,063    11/07/06                  5
USD           2,140   CAD            2,380    11/07/06                (21)
USD             386   CAD              439    11/30/06                  6
USD             317   CAD              356    02/07/07                  2
USD             258   CNY            1,996    03/19/07                 (2)
USD             993   EUR              791    11/07/06                 16
USD             511   EUR              400    03/23/07                  3
USD             398   GBP              214    11/30/06                 10
USD           3,011   JPY          342,993    11/15/06                (72)
USD           3,019   JPY          342,993    11/15/06                (80)
USD             596   JPY           69,000    12/20/06                 (2)
USD           2,511   JPY          291,900    12/20/06                  3
USD           2,095   JPY          247,044    02/07/07                 46
USD             827   PLN            2,556    11/07/06                 17
USD              97   SGD              154    11/27/06                  2
USD              95   TWD            3,080    11/22/06                 (3)
AUD           1,089   USD              821    11/07/06                (22)
CAD           2,380   JPY          247,044    11/07/06                 19
CAD           2,380   JPY          247,044    11/07/06                (23)
CAD             162   USD              145    11/07/06                 --
CAD             356   USD              316    11/07/06                 (2)
CAD           1,063   USD              935    11/07/06                (12)
CAD           1,063   USD              944    02/07/07                 (5)
EUR             222   USD              285    11/07/06                  1
EUR             569   USD              723    11/07/06                 (3)
EUR             623   USD              793    12/08/06                 (4)
EUR           1,339   USD            1,708    12/08/06                 (5)
EUR             791   USD              998    02/07/07                (17)
JPY         247,044   USD            2,069    11/07/06                (45)
JPY          64,100   USD              555    12/20/06                  4
PLN           2,556   USD              829    11/07/06                (14)
PLN           2,556   USD              829    02/07/07                (18)
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                (200)
                                                           ==============

See accompanying notes which are an integral part of the financial statements.

 98  Fixed Income I Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

INTEREST RATE SWAP CONTRACTS

        COUNTER              NOTIONAL
         PARTY                AMOUNT          FUND RECEIVES                 FUND PAYS
-----------------------   --------------   -------------------   -------------------------------
Bank of America              USD     600   5.000%                Three Month LIBOR
Barclays Bank PLC           GBP    6,200   5.000%                Six Month LIBOR
Barclays Bank PLC            USD  10,700   5.000%                Three Month LIBOR
BNP Paribas                  EUR   1,200   2.090%                Consumer Price Index (France)
Deutsche Bank AG             USD     400   5.000%                Three Month LIBOR
Goldman Sachs                USD     300   5.000%                Three Month LIBOR
Lehman Brothers             GBP    3,300   4.500%                Six Month LIBOR
Lehman Brothers              USD     500   5.000%                Three Month LIBOR
Merrill Lynch               GBP    5,700   4.500%                Six Month LIBOR
Merrill Lynch                GBP     200   Six Month LIBOR       4.000%
Morgan Stanley               EUR   1,300   6.000%                Six Month LIBOR
Royal Bank of Scotland      USD    2,100   5.000%                Three Month LIBOR

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($83)

INTEREST RATE SWAP CONT  INTEREST RATE SWAP CONTRACTS
                                                 MARKET
        COUNTER            TERMINATION           VALUE
         PARTY                 DATE                $
-----------------------  ----------------   ----------------
Bank of America              12/20/36                    (23)
Barclays Bank PLC            06/15/07                    (11)
Barclays Bank PLC            12/20/08                     (7)
BNP Paribas                  10/15/10                     16
Deutsche Bank AG             12/20/36                    (15)
Goldman Sachs                12/20/36                    (11)
Lehman Brothers              09/20/09                    (86)
Lehman Brothers              12/15/35                    (15)
Merrill Lynch                09/20/09                   (148)
Merrill Lynch                12/15/35                     (6)
Morgan Stanley               06/18/34                    301
Royal Bank of Scotland       12/20/36                   (106)
                                            ----------------
Total Market Value of O                                 (111)
                                            ================

CREDIT DEFAULT SWAP CONTRACTS
------------------------------------------------------------------------------------------------
                                                                  NOTIONAL
              REFERENCE                        COUNTER             AMOUNT        FUND RECEIVES
               ENTITY                           PARTY                 $           FIXED RATE
-------------------------------------   ----------------------   -----------   -----------------
Russian Federation                      JP Morgan                        100        0.460%

Total Market Value of Open Credit Default Contracts Premiums Paid (Received) - ($0)

CREDIT DEFAULT SWAP CONTRACTS
-------------------------------------  ------------------------------------
                                                                MARKET
              REFERENCE                   TERMINATION           VALUE
               ENTITY                        DATE                 $
-------------------------------------  -----------------   ----------------
Russian Federation                         06/20/07                      --
                                                           ----------------
Total Market Value of Open Credit Def                                    --
                                                           ================

  See accompanying notes which are an integral part of the financial statements.

                                                         Fixed Income I Fund  99

RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                   % OF
                                                    NET
CATEGORIES                                        ASSETS
-------------------------------------------------------------
Asset-Backed Securities                                   8.0
Corporate Bonds and Notes                                16.3
International Debt                                        3.5
Loan Agreements                                           0.3
Mortgage-Backed Securities                               55.8
Municipal Bonds                                           0.1
Non-US Bonds                                              0.2
United States Government Agencies                         4.6
United States Government Treasuries                      14.3
Preferred Stocks                                          0.2
Options Purchased                                          --*
Short-Term Investments                                   12.0
Other Securities                                         19.5
                                              ---------------
Total Investments                                       134.8
Other Assets and Liabilities, Net                       (34.8)
                                              ---------------

                                                       100.00
                                              ===============

Futures Contracts                                          --*
Options Written                                            --*
Foreign Currency Exchange Contracts                        --*
Interest Rate Swap Contracts                               --*
Credit Default Swap Contracts                              --*

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 100  Fixed Income I Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                FIXED INCOME III - CLASS I++           LB AGGREGATE BOND **
                                                                ----------------------------           --------------------
Inception*                                                                 10000                              10000
1997                                                                       10922                              10889
1998                                                                       11672                              11906
1999                                                                       11864                              11969
2000                                                                       12613                              12843
2001                                                                       14222                              14713
2002                                                                       14767                              15579
2003                                                                       16136                              16343
2004                                                                       17102                              17247
2005                                                                       17384                              17443
2006                                                                       18243                              18348

Fixed Income III Fund - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 4.95%
5 Years                                5.11%sec.
10 Years                               6.20%sec.

Fixed Income III Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 4.81%
5 Years                                4.87%sec.
10 Years                               6.02%sec.

Fixed Income III - Class Y++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 5.03%
Since Inception                        2.80%

Lehman Brothers Aggregate Bond Index **
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 5.19%
5 Years                                4.51%sec.
10 Years                               6.26%sec.

 102  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Fixed Income III Fund Class I, Class E and Class Y gained 4.95%, 4.81% and 5.03%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.19% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) BBB Rated Fixed Income Funds Average returned 5.33%. For the same period, the Lipper(R) Intermediate Investment Grade Debt Funds Average returned 4.61%. These returns serve as peer comparisons and are expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Corporate bonds have done well over the last four years, leaving the yield spread between corporates and Treasuries for bearing credit risk very thin. As a result, the Fund's money managers were modestly underweight in this sector, which detracted from Fund performance as the corporate sector continued to post strong earnings and had very few defaults. Given low yields across the globe, strong demand also drove the corporate market as investors searched for any possible incremental yield. This led to continued strong market demand for corporate bonds.

As illustrated by the average actively managed mutual fund underperforming the benchmark, volatile markets over the fiscal year made it difficult for active money managers to correctly gauge the direction and magnitude of interest rate changes. While 10 year Treasuries looked to have started and ended the fiscal year with nearly the same yield, over the year, yields ranged from 4.33% to 5.24%. Further, the Federal Reserve's aggressive rate hikes surprised the market as evidenced by futures markets that trade based on the probability of Fed rate hikes. Despite this volatility, over the fiscal year, the Fund was able to effectively offset losses from an underweight to the corporate market through modest interest rate timing and security selection.

With greater exposure to high yield and emerging market debt relative to the Index, there was value added to Fund performance from these sectors as they continued to perform strongly. Over the year the Fund's allocation to high yield bonds ranged from 3.5% to 4.5% and the allocation to emerging market debt ranged from 1/2% to 1%. Additionally, a very small exposure to non-dollar securities in the most recent quarter detracted from performance as the U.S. dollar strengthened versus many other currencies, which was contrary to the Fund's money managers' views.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Overall, the Fund's underperformance compared to its benchmark was largely due to the Fund's operating expenses which are reflected in its performance. The benchmark returns do not include any expenses.

With a tilt to be short in duration over the year expecting interest rates to generally rise, the Fund's money managers successfully moved their duration (a measure of a bond price's sensitivity to a change in interest rates) exposure longer as interest rates rose and shorter when interest rates fell. A longer duration increases returns in a falling interest rate environment as longer duration bonds outperform more when interest rates fall. This duration management added modestly to the Fund's incremental return in a volatile market.

At the money manager level, Delaware Management Company was the best performer because of its significant overweight to high yield and emerging market debt. Believing that high valuations that included a market in search of yield would lead to a continued premium for these bonds, Delaware overweighted high yield and emerging markets debt. Bear Stearns Asset Management Inc. also did well due to its overweight to corporate bonds and strong security selection within this sector.

Believing the Fed would be finished raising interest rates by year end of 2005, Pacific Investment Management Company, LLC (PIMCO) struggled early in the year by taking positions in short maturity bonds, which fell in price as short-term interest rates rose. Near the end of the fiscal period, PIMCO's positioning was rewarded and its performance rebounded to end modestly positive for the year. Lastly, Morgan Stanley Investment Management Inc. lagged the benchmark due to its view that rates across the curve would rise. Morgan Stanley also struggled with security selection within the mortgage sector, believing prepayments would slow and paying a premium for high coupon securities, which subsequently prepaid at par.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In June, Goldman Sachs Asset Management, L.P. was added as a money manager for the Fund. The goal of this addition was to further diversify the Fund as well as add a bond money manager with diversified skills in modest duration management, sector rotation, security selection within traditional and riskier sectors, and capabilities in non-dollar bond markets.

                                                      Fixed Income III Fund  103

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                Styles
October 31, 2006


Bear Stearns Asset Management, Inc.       Sector Rotation
Delaware Management Company, a series
   of Delaware Management Business
   Trust                                  Sector Rotation
Goldman Sachs Asset Management, L.P.      Fully Discretionary
Morgan Stanley Investment Management,
   Inc.                                   Fully Discretionary
Pacific Investment Management Company,
   LLC                                    Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Assumes initial investment on November 1, 1996.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++++ The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the performance of the Fund's Class I Shares from November 1, 1996 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

++++++ The Fund first issued Class Y Shares on June 7, 2000, closed its Class
       Y Shares on November 19, 2001 and reopened its Class Y Shares on June 23, 2005. The returns shown for Class Y Shares prior to June 23, 2005 are the performance of the Fund's Class I Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 104  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,041.60      $     1,020.57
Expenses Paid During
Period*                       $         4.73      $         4.69

* Expenses are equal to the Fund's annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,041.90      $     1,021.78
Expenses Paid During
Period*                       $         3.50      $         3.47

* Expenses are equal to the Fund's annualized expense ratio of 0.68% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS Y                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,042.20      $     1,022.03
Expenses Paid During
Period*                       $         3.24      $         3.21

* Expenses are equal to the Fund's annualized expense ratio of 0.63% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception).

                                                      Fixed Income III Fund  105

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 85.4%
Asset-Backed Securities - 6.9%
Accredited Mortgage Loan Trust
   Series 2004-2 Class A2
   5.620% due 07/25/34                                        113             113
ACE Securities Corp.
   Series 2004-IN1 Class A1
   5.650% due 05/25/34                                        271             272
   Series 2005-SD3 Class A
   5.720% due 08/25/45                                        721             722
   Series 2006-ASP Class A2A (E)
   5.404% due 10/25/36                                        400             400
Aegis Asset Backed Securities Trust (E)
   Series 2003-3 Class M2
   6.970% due 01/25/34                                        265             268
   Series 2005-4 Class 1A1
   5.440% due 10/25/35                                        189             189
Alliance Capital Funding LLC (p)
   Series 1998-1 Class A3
   5.840% due 02/15/10                                          2               2
American Airlines, Inc.
   6.817% due 11/23/12                                        125             125
   7.377% due 05/23/19                                        180             173
   6.977% due 05/23/21                                         59              57
American Express Credit Account Master Trust (E)
   Series 2002-1 Class A
   5.440% due 09/15/09                                        500             500
   Series 2002-2 Class A
   5.440% due 11/16/09                                        675             676
   Series 2002-3 Class A
   5.430% due 12/15/09                                      1,075           1,076
Ameriquest Mortgage Securities, Inc.
   Series 2002-D Class M1 (E)
   7.820% due 02/25/33                                        145             145
   Series 2004-R10 Class A5
   5.710% due 11/25/34                                        112             112
   Series 2004-R4 Class A1A (E)(p)
   5.660% due 06/25/34                                        430             430
   Series 2004-R8 Class A5
   5.700% due 09/25/34                                        320             320
   Series 2006-R1 Class A2C (E)
   5.520% due 08/01/16                                        260             260
Argent Securities, Inc. (E)
   Series 2005-W5 Class A2A
   5.410% due 01/25/36                                        834             834
Asset Backed Securities Corp. Home Equity (E)
   Series 2005-HE3 Class A4
   5.520% due 04/25/35                                        684             684

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Asset Backed Securities Corp. Home Equity Loan
   Trust (E)
   Series 2004-HE6 Class A1
   5.595% due 09/25/34                                        410             410
Bayview Financial Acquisition Trust
   Series 2006-A Class 1A3
   5.865% due 02/28/41                                        340             341
Bear Stearns Asset Backed Securities, Inc.
   Series 2004-BO1 Class 1A1 (E)
   5.530% due 09/25/34                                        164             165
   Series 2005-AQ1 Class 2A1
   5.550% due 03/25/35                                        355             355
   Series 2005-HE1 Class A1 (E)
   5.440% due 11/25/35                                        271             272
   Series 2005-HE8 Class A1 (E)
   5.450% due 08/25/35                                        146             146
Capital Auto Receivables Asset Trust
   Series 2003-3 Class A3B (E)
   5.410% due 01/15/08                                        132             132
   Series 2004-2 Class A2
   3.350% due 02/15/08                                        219             217
Carrington Mortgage Loan Trust (E)
   Series 2005-NC4 Class A1
   5.474% due 09/25/35                                        199             199
   Series 2006-OPT Class A1
   5.385% due 02/25/36                                        356             356
Chase Credit Card Master Trust (E)
   Series 2002-1 Class A
   5.430% due 06/15/09                                      1,500           1,501
Chase Manhattan Auto Owner Trust
   Series 2006-B Class A2
   5.280% due 10/15/09                                      1,000           1,000
Citibank Credit Card Issuance Trust
   Series 2000-A3 Class A3
   6.875% due 11/16/09                                        200             203
Citifinancial Mortgage Securities, Inc. (E)
   Series 2003-4 Class AF3
   3.221% due 10/25/33                                         14              13

 106  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc. (E)
   Series 2004-RES Class A1
   5.620% due 11/25/34                                        303             304
   Series 2006-NC1 Class A2A
   5.394% due 08/25/36                                        689             689
Countrywide Asset-Backed Certificates
   Series 2004-13 Class AF3
   3.989% due 02/25/31                                        172             170
   Series 2004-BC1 Class M1 (E)
   5.820% due 02/25/34                                        175             176
   Series 2005-12 Class 2A2
   4.898% due 02/25/36                                        190             188
   Series 2005-16 Class 2AF1
   5.480% due 05/25/36                                        635             635
   Series 2005-7 Class AF2
   4.367% due 11/25/35                                        190             188
   Series 2006-11 Class 1AF4
   6.300% due 09/25/46                                        405             414
   Series 2006-13 Class 1AF3
   5.944% due 05/25/33                                        595             601
   Series 2006-15 Class A3
   5.689% due 10/25/46                                        230             231
   Series 2006-17 Class 2A1 (E)
   5.380% due 03/25/47                                        500             500
   Series 2006-3 Class 2A2 (E)
   5.510% due 02/25/36                                        510             511
   Series 2006-S2 Class A2
   5.627% due 07/25/27                                        385             386
   Series 2006-S3 Class A2
   6.085% due 06/25/21                                        445             451
   Series 2006-S6 Class A2
   5.519% due 03/25/34                                        480             480
Countrywide Home Equity Loan Trust (E)
   Series 2006-H Class 2A1B
   5.476% due 11/15/36                                      2,000           2,001
Credit-Based Asset Servicing and Securitization
   LLC
   Series 2005-CB1 Class AF2
   4.090% due 12/25/35                                        315             313
   Series 2005-CB4 Class AV1 (E)
   5.430% due 08/25/35                                        191             191
   Series 2005-CB5 Class AV1 (E)
   5.440% due 08/25/35                                        158             158
   Series 2005-CB8 Class AF1B
   5.451% due 12/25/35                                        207             206
   Series 2006-CB5 Class A1 (E)
   5.384% due 06/25/36                                        621             622
   Series 2006-SL1 Class A2 (p)
   5.556% due 09/25/36                                        410             410

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Dunkin Securitization (p)
   Series 2006-1 Class A2
   5.779% due 06/20/31                                        320             325
Entergy Gulf States, Inc. (E)
   5.800% due 12/01/09                                        100             100
Fannie Mae Grantor Trust
   Series 2003-T4 Class 2A5
   4.907% due 09/26/33                                        228             226
First Franklin Mortgage Loan Asset Backed
   Certificates (E)
   Series 2005-FF7 Class A2
   5.485% due 07/25/35                                        439             439
   Series 2006-FF1 Class A2
   5.374% due 07/25/36                                        625             625
Fremont Home Loan Trust
   Series 2005-E Class 2A1
   5.420% due 01/25/36                                        139             139
   Series 2006-3 Class 2A1 (E)
   5.390% due 02/27/37                                        400             400
GE Capital Credit Card Master Note Trust (E)
   Series 2004-1 Class A
   5.380% due 06/15/10                                        300             300
   Series 2004-2 Class A
   5.370% due 09/15/10                                        600             600
GE Dealer Floorplan Master Note Trust
   Series 2004-2 Class A
   5.400% due 07/20/09                                        625             625
GMAC Mortgage Corp. Loan Trust
   Series 2004-HE5 Class A3
   3.970% due 09/25/34                                        494             489
GSAA Home Equity Trust
   Series 2006-4 Class 1A2
   5.977% due 03/25/36                                        524             526
GSAA Trust (E)
   Series 2006-2 Class 2A3
   5.590% due 12/25/35                                        595             596
GSAMP Trust
   Series 2003-HE2 Class M1
   5.970% due 08/25/33                                        305             306
   Series 2004-SEA Class A2A (E)
   5.610% due 03/25/34                                        184             184
   Series 2005-HE4 Class A2A (E)
   5.444% due 08/25/35                                        141             141

                                                      Fixed Income III Fund  107

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   Series 2006-HE4 Class A2A (E)
   5.394% due 06/25/36                                        683             683
   Series 2006-S3 Class A1
   6.085% due 05/25/36                                        165             165
Harley-Davidson Motorcycle Trust
   Series 2004-2 Class A1
   2.180% due 01/15/09                                         31              30
Heritage Property Investment Trust
   5.125% due 04/15/14                                        300             293
Home Equity Asset Trust
   Series 2003-5 Class M1
   6.020% due 12/25/33                                        460             462
   Series 2005-2 Class 2A2 (E)
   5.520% due 07/25/35                                        289             289
Indymac Residential Asset Backed Trust (E)
   Series 2006-H2 Class A
   5.478% due 06/28/36                                        919             919
JP Morgan Mortgage Acquisition Corp. (E)
   Series 2006-WMC Class A2
   5.380% due 08/25/36                                        283             283
Lehman XS Trust (E)
   Series 2005-1 Class 2A2
   4.660% due 07/25/35                                        275             275
   Series 2006-16N Class A1A
   5.410% due 11/25/46                                        700             700
Long Beach Mortgage Loan Trust (E)
   Series 2004-4 Class 1A1
   5.610% due 10/25/34                                        140             140
   Series 2006-1 Class 2A1
   5.410% due 02/25/36                                        241             242
Mastr Asset Backed Securities Trust (E)
   Series 2003-WMC Class M2
   6.970% due 08/25/33                                         99              99
MBNA Credit Card Master Note Trust (E)
   Series 2002-A10 Class A10
   5.470% due 02/16/10                                        550             551
MBNA Master Credit Card Trust
   Series 2000-E Class A
   7.800% due 10/15/12                                        705             770
Merrill Lynch Mortgage Investors, Inc.
   Series 2005-NCB Class A1A
   5.451% due 07/25/36                                         69              69
   Series 2006-AR1 Class A2C (E)
   5.484% due 03/25/37                                        500             500

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Mid-State Trust
   Series 2003-11 Class A1
   4.864% due 07/15/38                                         55              53
   Series 2004-1 Class A
   6.005% due 08/15/37                                         56              56
   Series 2005-1 Class A
   5.745% due 01/15/40                                         76              76
   Series 2006-1 Class A (A)
   5.787% due 10/15/40                                        560             560
Morgan Stanley ABS Capital I (E)
   Series 2003-NC8 Class M3
   7.420% due 09/25/33                                        141             142
   Series 2004-NC5 Class A2
   5.620% due 05/25/34                                        581             581
Morgan Stanley Mortgage Loan Trust
   Series 2006-12X Class A6A
   5.726% due 10/25/36                                        350             350
Nationstar Home Equity Loan Trust (E)
   Series 2006-B Class AV1
   5.400% due 09/25/36                                        800             800
New Century Home Equity Loan Trust (E)
   Series 2004-3 Class A6
   5.860% due 11/25/34                                        425             426
   Series 2004-4 Class M2
   5.850% due 02/25/35                                        380             382
Newcastle Mortgage Securities Trust (E)
   Series 2006-1 Class A1
   5.389% due 03/25/36                                        642             642
Northwest Airlines, Inc. (o)
   7.041% due 04/01/22                                         98              98
NWA Trust (o)
   Series 1995-2 Class A
   9.250% due 06/21/14                                        285             294
Option One Mortgage Loan Trust (E)
   Series 2003-2 Class M2
   7.020% due 04/25/33                                        114             115
   Series 2003-3 Class M3
   7.320% due 06/25/33                                         79              80
   Series 2003-4 Class M2
   6.970% due 07/25/33                                        208             210
   Series 2005-4 Class A3
   5.584% due 11/25/35                                        510             511

 108  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Ownit Mortgage Loan Asset Backed Certificates
   Series 2006-2 Class A2B
   5.633% due 01/25/37                                        150             150
Park Place Securities, Inc. (E)
   Series 2004-MCW Class A1
   5.642% due 10/25/34                                      2,025           2,021
   Series 2005-WCW Class M1
   5.770% due 09/25/35                                        375             377
Popular ABS Mortgage Pass-Through Trust
   Series 2005-1 Class AF2
   3.914% due 05/25/35                                        105             105
   Series 2005-6 Class A3
   5.680% due 01/25/36                                        415             415
Power Contract Financing LLC (p)
   6.256% due 02/01/10                                        137             138
RAAC Series (E)
   Series 2006-SP1 Class A1
   5.424% due 09/25/45                                        415             415
Renaissance Home Equity Loan Trust
   Series 2004-4 Class AF2
   3.856% due 02/25/35                                         54              54
   Series 2005-1 Class M1
   5.357% due 05/25/35                                        190             187
   Series 2005-2 Class AF2
   4.361% due 08/25/35                                        315             312
   Series 2005-2 Class AF4
   4.934% due 08/25/35                                        205             202
   Series 2005-4 Class A2
   5.399% due 02/25/36                                        185             184
   Series 2005-4 Class A3
   5.565% due 02/25/36                                        115             115
   Series 2006-1 Class AF6
   5.746% due 05/25/36                                        320             324
Residential Asset Mortgage Products, Inc.
   Series 2003-RS1 Class AI6A
   5.980% due 12/25/33                                        365             370
   Series 2004-RZ2 Class AI3
   4.300% due 01/25/31                                        118             117
   Series 2006-RZ3 Class A1 (E)
   5.394% due 08/25/36                                        681             681
   Series 2006-RZ4 Class A1A (E)
   5.410% due 10/25/36                                        600             600
Residential Asset Securities Corp.
   Series 2001-KS3 Class AII (E)
   5.780% due 09/25/31                                         72              72
   Series 2003-KS1 Class M2 (E)
   7.070% due 01/25/33                                         59              59
   Series 2003-KS2 Class MI1
   4.800% due 04/25/33                                        795             779

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Saxon Asset Securities Trust (E)
   Series 2005-2 Class A2A
   5.414% due 10/25/35                                         41              41
   Series 2006-3 Class A1
   5.382% due 11/25/36                                        300             300
SBI Heloc Trust (E)(A)
   Series 2006-1A Class 1A2A
   5.494% due 08/25/36                                        400             400
Securitized Asset Backed Receivables LLC Trust
   (E)
   Series 2006-WM1 Class A2A
   5.394% due 12/25/35                                        345             345
Sharps SP I, LLC
   7.000% due 01/25/34                                         19              13
SLM Student Loan Trust (E)
   Series 2006-3 Class A2
   5.485% due 01/25/16                                        500             500
Small Business Administration
   Series 2000-P10 Class 1
   7.449% due 08/01/10                                         60              63
Small Business Administration Participation
   Certificates
   7.500% due 04/01/17                                      1,504           1,574
Soundview Home Equity Loan Trust
   Series 2006-EQ1 Class A1 (E)
   5.380% due 10/25/36                                        500             500
   Series 2006-WF1 Class A2
   5.645% due 10/25/36                                        695             695
Specialty Underwriting & Residential Finance (E)
   Series 2005-BC2 Class A2A
   5.429% due 12/25/35                                         51              51
Structured Asset Investment Loan Trust (E)
   Series 2003-BC1 Class 3A
   5.670% due 11/25/33                                         29              29
   Series 2005-3 Class M2
   5.760% due 04/25/35                                        210             211
Structured Asset Mortgage Investments, Inc. (E)
   Series 2006-AR7 Class A2A
   5.560% due 08/25/36                                        573             574
Structured Asset Securities Corp.
   Series 2001-SB1 Class A2
   3.375% due 08/25/31                                        164             147
   Series 2004-16X Class A2
   4.910% due 08/25/34                                        200             199

                                                      Fixed Income III Fund  109

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   Series 2004-19X Class A2
   4.370% due 10/25/34                                        600             593
   Series 2005-GEL Class A (E)
   5.674% due 12/25/34                                        309             309
   Series 2005-S2 Class A2 (E)
   5.524% due 06/25/35                                        653             654
   Series 2006-BC3 Class A2 (E)
   5.370% due 10/25/36                                        600             600
Tenaska Alabama II Partners, LP (p)
   6.125% due 03/30/23                                        151             154
Terwin Mortgage Trust (E)
   Series 2005-12A Class AF1
   5.504% due 07/25/36                                        303             304
   Series 2005-8HE Class A1 (p)
   5.449% due 07/25/35                                         66              66
TXU Electric Delivery Transition Bond Co.
   Series 2004-1 Class A2
   4.810% due 11/17/14                                        100              99
Washington Mutual
   5.504% due 11/25/46                                      1,000           1,000
Washington Mutual Mortgage
   Pass-Through Certificates (E)
   Series 2006-AR6 Class 1A
   5.588% due 07/25/46                                        444             445
Wells Fargo Home Equity Trust (E)(A)
   Series 2005-4 Class AI1
   5.450% due 12/25/35                                        668             668
World Financial Properties (p)
   6.910% due 09/01/13                                        151             158
   6.950% due 09/01/13                                        180             189
                                                                     ------------
                                                                           58,918
                                                                     ------------

Corporate Bonds and Notes - 16.1%
Abbott Laboratories
   5.600% due 05/15/11                                        365             372
   5.875% due 05/15/16                                        200             208
Abitibi-Consolidated
   Finance, LP (N)
   7.875% due 08/01/09                                        370             363
Ace Capital Trust II
   9.700% due 04/01/30                                        375             512
AIG Matched Funding Corp. (E)(p)
   5.390% due 06/16/08                                        400             400
AIG SunAmerica Global Financing VI (p)
   6.300% due 05/10/11                                        375             392
Alamosa Delaware, Inc.
   8.500% due 01/31/12                                        195             207

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Allied Waste North America, Inc.
   Series B
   7.125% due 05/15/16                                        160             158
Altria Group, Inc. (N)
   7.750% due 01/15/27                                        175             215
American Casino & Entertainment Properties LLC
   7.850% due 02/01/12                                        425             432
American Electric Power Co., Inc.
   Series C
   5.375% due 03/15/10                                         40              40
American Express Bank (E)
   Series BKNT
   5.330% due 10/16/08                                        600             600
American Express Co.
   6.800% due 09/01/66                                        210             223
American Express Credit Corp. (E)
   5.380% due 03/02/09                                        600             600
American General Finance Corp.
   4.875% due 05/15/10                                        425             419
   Series MTNH
   4.625% due 09/01/10                                         20              20
   Series MTNI
   4.625% due 05/15/09                                         70              69
American International Group, Inc.
   5.370% due 06/16/09 (E)(p)                                 300             300
   4.700% due 10/01/10                                        440             434
   5.375% due 10/18/11                                        405             409
   5.050% due 10/01/15 (N)                                    415             405
Americo Life, Inc. (p)
   7.875% due 05/01/13                                         75              76
Ameriprise Financial, Inc. (N)
   7.518% due 06/01/66                                        390             424
AmerisourceBergen Corp.
   5.875% due 09/15/15                                         15              15
   Series WI
   5.625% due 09/15/12                                        375             368
AmerUs Group Co.
   5.950% due 08/15/15                                        275             282
Anadarko Petroleum Corp.
   5.950% due 09/15/16                                        165             168
ANZ Capital Trust (f)(p)
   4.484% due 12/31/49                                        450             438
Arizona Public Service Co.
   5.800% due 06/30/14                                        180             180
AT&T Corp.
   7.300% due 11/15/11                                        328             357
   8.000% due 11/15/31                                        450             564
AT&T, Inc.
   5.612% due 11/14/08 (E)                                  1,000           1,003
   5.100% due 09/15/14                                        110             107

 110  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Avista Capital Trust III
   6.500% due 04/01/34                                        350             349
Avista Corp.
   9.750% due 06/01/08                                        220             232
AXA Financial, Inc.
   6.500% due 04/01/08                                        105             107
BAC Capital Trust XI
   6.625% due 05/23/36                                        115             124
BAE Systems Holdings, Inc. (p)
   6.400% due 12/15/11                                        920             954
Ball Corp.
   6.625% due 03/15/18                                        370             363
Bank of America Corp.
   5.875% due 02/15/09                                         70              71
   5.400% due 06/19/09 (E)                                  1,800           1,801
   7.800% due 02/15/10                                         65              70
   4.250% due 10/01/10                                         45              44
Bank of New York Co., Inc.
   5.125% due 11/01/11                                        445             445
Bear Stearns Cos., Inc. (The) (E)
   5.489% due 08/21/09                                        600             600
BellSouth Corp.
   5.580% due 08/15/08 (E)                                    600             600
   4.200% due 09/15/09                                        160             156
   6.550% due 06/15/34                                         85              88
BNP Paribas Capital Trust (f)(A)
   9.003% due 12/29/49                                        850             958
Boeing Capital Corp. (N)
   6.100% due 03/01/11                                        120             124
Boston Scientific Corp.
   6.400% due 06/15/16                                        895             909
Bowater, Inc. (N)
   9.000% due 08/01/09                                        290             302
Burlington Northern Santa Fe Corp.
   6.750% due 07/15/11                                         20              21
   6.875% due 12/01/27                                         60              67
California Steel Industries, Inc.
   6.125% due 03/15/14                                        525             486
Carolina Power & Light Co.
   6.500% due 07/15/12                                         45              48
Caterpillar Financial Services Corp.
   Series MTNF
   3.625% due 11/15/07                                         60              59
Caterpillar, Inc.
   6.050% due 08/15/36                                        235             246
CenterPoint Energy Houston
   Electric LLC
   Series J2
   5.700% due 03/15/13                                        135             136

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
CenterPoint Energy Resources Corp.
   Series B
   7.875% due 04/01/13                                        410             458
Centex Corp.
   6.500% due 05/01/16                                        350             359
Cingular Wireless Services, Inc.
   7.875% due 03/01/11                                        275             302
   8.750% due 03/01/31                                        105             138
CIT Group Holdings, Inc. (E)
   5.635% due 01/30/09                                        400             401
CIT Group, Inc.
   3.650% due 11/23/07                                         90              88
   5.555% due 08/15/08 (E)                                    300             301
   5.540% due 12/19/08 (E)                                    100             100
   5.500% due 06/08/09 (E)                                    100             100
   5.546% due 08/17/09 (E)                                    700             700
   6.875% due 11/01/09                                         55              57
   4.125% due 11/03/09                                         70              68
   5.780% due 07/28/11 (E)                                    400             400
Citigroup Funding, Inc.
   Zero coupon due 07/17/08                                   160             163
Citigroup Global Markets Holdings, Inc. (E)
   Series MTNM
   5.430% due 03/07/08                                        700             700
Citigroup, Inc.
   3.500% due 02/01/08                                        830             813
   5.525% due 01/30/09 (E)                                  1,100           1,100
   6.500% due 01/18/11                                        425             447
   4.700% due 05/29/15                                        170             163
   6.125% due 08/25/36                                        680             706
Citizens Communications Co.
   9.250% due 05/15/11                                        190             211
Clorox Co.
   5.444% due 12/14/07 (E)                                    225             225
   4.200% due 01/15/10                                        155             151
CNA Financial Corp.
   6.500% due 08/15/16                                        275             288
Columbus Southern Power Co.
   Series C
   5.500% due 03/01/13                                         75              75
Comcast Cable Communications Holdings, Inc. (N)
   9.455% due 11/15/22                                        250             326
Comcast Cable Communications, Inc.
   6.750% due 01/30/11                                        140             147
Comcast Corp.
   5.800% due 07/14/09 (E)                                    715             716
   5.900% due 03/15/16                                         75              75

                                                      Fixed Income III Fund  111

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   6.500% due 11/15/35                                        195             199
   6.450% due 03/15/37                                        150             152
Commonwealth Edison Co.
   6.950% due 07/15/18                                         50              51
ConAgra Foods, Inc.
   7.000% due 10/01/28                                         95             103
   8.250% due 09/15/30                                         75              92
Consolidated Natural Gas Co.
   Series A
   5.000% due 12/01/14                                        120             115
   Series C
   6.250% due 11/01/11                                         80              83
Constellation Brands, Inc.
   Series B
   8.125% due 01/15/12                                        115             119
Consumers Energy Co.
   Series F
   4.000% due 05/15/10                                         50              48
   Series H
   4.800% due 02/17/09                                        115             114
Continental Airlines, Inc. (N)
   Series 01-1
   6.503% due 06/15/11                                        175             178
Cooper Industries, Inc.
   Series WI
   5.250% due 11/15/12                                        165             164
Corrections Corp. of America
   7.500% due 05/01/11                                        155             158
Countrywide Home Loans, Inc. (N)
   3.250% due 05/21/08                                        215             209
COX Communications, Inc. (N)
   4.625% due 01/15/10                                        850             831
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 2005-CN2 Class A1S
   5.550% due 11/15/19                                        492             493
Credit Suisse First Boston USA, Inc.
   4.875% due 08/15/10                                        130             129
   6.500% due 01/15/12                                         70              74
   5.500% due 08/15/13 (N)                                     55              56
Credit Suisse USA, Inc.
   5.250% due 03/02/11                                        210             211
CVS Corp.
   5.750% due 08/15/11                                        205             208
DaimlerChrysler NA Holding Corp.
   5.820% due 03/13/09 (E)                                    300             300
   8.500% due 01/18/31                                        100             120
DaimlerChrysler North America Holding Corp. (E)
   5.918% due 08/03/09                                        890             890
Delhaize America, Inc.
   9.000% due 04/15/31                                        135             158

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Detroit Edison Co.
   6.125% due 10/01/10                                         95              98
   6.350% due 10/15/32                                        130             137
Developers Diversified Realty Corp.
   4.625% due 08/01/10                                        255             248
   5.250% due 04/15/11                                         40              40
   5.375% due 10/15/12                                        125             124
Dex Media East Finance Co.
   12.125% due 11/15/12                                        70              78
Dominion Resources, Inc.
   6.300% due 09/30/66                                        350             350
   Series A
   5.687% due 05/15/08                                        225             226
   Series B
   6.250% due 06/30/12                                         60              62
DPL, Inc.
   6.875% due 09/01/11                                        361             381
Dresdner Funding Trust I (p)
   8.151% due 06/30/31                                        345             417
Drummond Co., Inc. (p)
   7.375% due 02/15/16                                        390             372
Duke Energy Field Services LLC
   6.875% due 02/01/11                                         20              21
E*Trade Financial Corp.
   8.000% due 06/15/11                                        480             498
Echostar DBS Corp.
   6.375% due 10/01/11                                        195             193
   6.625% due 10/01/14                                         95              92
El Paso Corp.
   8.050% due 10/15/30 (N)                                    500             527
   Series *
   9.625% due 05/15/12                                        300             333
   6.700% due 02/15/27                                        240             240
El Paso Natural Gas Co.
   Series A
   7.625% due 08/01/10                                        250             258
Eli Lilly & Co. (N)
   6.770% due 01/01/36                                        405             473
Embarq Corp.
   7.995% due 06/01/36                                         75              80
Energy Transfer Partners, LP
   5.950% due 02/01/15                                        375             378
Entergy Gulf States, Inc.
   3.600% due 06/01/08                                         80              78
   6.140% due 12/08/08                                        195             195
Enterprise Products Operating, LP
   4.950% due 06/01/10                                        275             270
   8.375% due 08/01/66                                        655             704

 112  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   Series B
   4.625% due 10/15/09                                        310             304
Erac USA Finance Co.
   7.350% due 06/15/08 (p)                                    300             309
   5.300% due 11/15/08                                        100             100
Farmers Exchange Capital (p)
   7.050% due 07/15/28                                        970           1,017
Farmers Insurance Exchange (p)
   6.000% due 08/01/14                                        225             224
   8.625% due 05/01/24                                        310             372
FedEx Corp.
   5.500% due 08/15/09                                         45              45
   7.600% due 07/01/97                                        135             160
Financing Corp.
   Principal Only STRIP
   Series 10P
   Zero coupon due 11/30/17                                   840             485
   Series 15P
   Zero coupon due 03/07/19                                    90              48
   Series 2P
   Zero coupon due 11/30/17                                   105              61
   Series 6P
   Zero coupon due 08/03/18                                   530             295
First Union Institutional Capital II
   7.850% due 01/01/27                                        540             562
FirstEnergy Corp.
   Series B
   6.450% due 11/15/11                                        985           1,031
   Series C
   7.375% due 11/15/31                                        325             380
Ford Motor Co. (N)
   7.450% due 07/16/31                                        440             345
   7.700% due 05/15/97                                        205             149
Ford Motor Credit Co.
   9.875% due 08/10/11                                      1,235           1,276
   Series 2006- (p)
   9.750% due 09/15/10                                        455             469
FPL Group Capital, Inc.
   5.625% due 09/01/11                                        285             289
FTI Consulting, Inc. (p)
   7.750% due 10/01/16                                        380             389
Galaxy Entertainment Finance Co., Ltd.
   10.420% due 12/15/10                                       120             126
General Electric Capital Corp.
   5.410% due 01/05/09 (E)                                    500             500
   5.570% due 01/20/10 (E)                                    500             501
   5.500% due 04/28/11                                        265             269
   5.568% due 01/08/16                                        100             100
   Series mtn (E)
   5.410% due 10/26/09                                      1,400           1,399

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   Series MTNA
   4.250% due 12/01/10 (N)                                     55              53
   5.875% due 02/15/12                                         60              62
   5.450% due 01/15/13 (N)                                    755             766
General Electric Co.
   5.000% due 02/01/13                                         45              45
General Motors Corp. (N)
   8.375% due 07/15/33                                        730             650
Georgia-Pacific Corp.
   9.500% due 12/01/11                                        215             234
   8.875% due 05/15/31                                        302             319
Glencore Funding LLC (p)
   6.000% due 04/15/14                                        320             311
Glencore Nickel, Ltd. (O)
   9.000% due 12/01/14                                        235              --
GMAC LLC
   6.875% due 09/15/11                                      1,615           1,626
   8.000% due 11/01/31                                      1,480           1,586
Goldman Sachs Group, Inc.
   5.478% due 06/23/09 (E)                                    900             900
   6.875% due 01/15/11                                        935             992
   5.350% due 01/15/16                                        815             805
   6.345% due 02/15/34                                        265             271
   Series MTNB (E)
   5.480% due 07/29/08                                        100             100
   5.536% due 11/10/08                                        400             401
   5.841% due 07/23/09                                        500             503
Great West Life & Annuity Insurance Co. (N)(A)
   7.153% due 05/16/46                                        225             237
Greater Bay Bancorp
   Series B
   5.250% due 03/31/08                                        300             299
Halliburton Co.
   5.500% due 10/15/10                                        115             116
Harrah's Operating Co., Inc.
   5.500% due 07/01/10                                        200             192
   6.500% due 06/01/16                                        710             625
Hartford Financial Services
   Group, Inc.
   5.663% due 11/16/08                                        280             282
   7.900% due 06/15/10                                         35              38
HCA, Inc.
   5.500% due 12/01/09                                        375             378
Health Care Property Investors, Inc.
   5.950% due 09/15/11                                        575             582
Healthsouth Corp. (N)(p)
   10.750% due 06/15/16                                       285             292
Hertz Corp. (p)
   8.875% due 01/01/14                                        265             277

                                                      Fixed Income III Fund  113

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Hess Corp.
   6.650% due 08/15/11                                        110             115
   7.300% due 08/15/31                                        195             221
Hewlett-Packard Co. (E)
   5.524% due 05/22/09                                        175             175
Historic TW, Inc.
   8.050% due 01/15/16                                        335             378
HJ Heinz Co. (p)
   6.428% due 12/01/08                                        100             102
HJ Heinz Finance Co.
   6.000% due 03/15/12                                         50              51
Host Hotels & Resorts, LP (A)
   6.875% due 11/01/14                                        150             151
Host Marriott, LP
   Series Q
   6.750% due 06/01/16                                        520             506
HRPT Properties Trust (N)
   5.750% due 02/15/14                                        215             215
HSBC Finance Corp.
   5.520% due 09/15/08 (E)                                  1,900           1,905
   5.531% due 12/05/08 (E)                                    100             100
   5.875% due 02/01/09 (N)                                    210             213
   4.125% due 11/16/09                                        105             102
   8.000% due 07/15/10                                         45              49
   6.375% due 10/15/11                                        130             136
   6.375% due 11/27/12                                        410             433
   5.000% due 06/30/15                                        225             219
HSBC Financial Capital Trust IX
   5.911% due 11/30/35                                        300             302
Huntsman International LLC
   Series *
   10.125% due 07/01/09                                       265             269
ICI Wilmington, Inc.
   4.375% due 12/01/08                                         65              64
Innophos Investments Holdings, Inc. (E)
   13.405% due 02/15/15                                       496             517
Innophos, Inc.
   8.875% due 08/15/14                                        300             299
Insight Midwest, LP
   10.500% due 11/01/10                                       110             114
International Business Machines Corp. (N)
   7.125% due 12/01/96                                        380             446
International Lease Finance Corp.
   5.750% due 06/15/11 (N)                                     70              71
   5.625% due 09/20/13                                        190             191
International Paper Co.
   6.750% due 09/01/11                                        210             224
   5.500% due 01/15/14                                        205             203
International Steel Group, Inc.
   6.500% due 04/15/14                                        250             250

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Interpublic Group of Cos., Inc.
   5.400% due 11/15/09                                        135             128
   7.250% due 08/15/11                                         30              29
iStar Financial, Inc. (N)
   Series B
   5.125% due 04/01/11                                        350             344
ITT Corp.
   7.400% due 11/15/25                                        135             159
JC Penney Co., Inc.
   7.375% due 08/15/08                                        180             186
JC Penney Corp., Inc.
   7.625% due 03/01/97                                         85              89
John Deere Capital Corp. (E)
   5.424% due 04/15/08                                        400             400
JP Morgan Chase Bank NA
   6.000% due 08/16/10                                        499             462
   Series EMTn
   4.590% due 05/22/45                              BRL     3,445           2,074
JP Morgan Chase Capital XVIII
   Series R
   6.950% due 08/17/36                                        325             352
JP Morgan Chase Capital XX
   Series T
   6.550% due 09/29/36                                        285             295
JPMorgan Chase & Co.
   6.000% due 02/15/09                                         35              36
   7.000% due 11/15/09                                         10              10
   6.750% due 02/01/11                                         70              74
   5.600% due 06/01/11                                        150             153
   5.150% due 10/01/15                                        385             377
KBC Bank Funding Trust I (f)
   6.880% due 06/30/49                              EUR       600             815
Kellogg Co.
   Series B
   6.600% due 04/01/11                                        800             844
Kerr-McGee Corp.
   6.950% due 07/01/24                                        250             271
Kinder Morgan Energy Partners, LP
   5.125% due 11/15/14                                         50              48
Kinder Morgan Finance
   Series WI
   5.350% due 01/05/11                                        145             142
Kinder Morgan Finance Co. ULC
   Series WI
   5.700% due 01/05/16                                        190             176

 114  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Kraft Foods, Inc.
   4.125% due 11/12/09                                        145             141
   5.625% due 11/01/11                                        960             973
   6.500% due 11/01/31                                         55              60
Kroger Co. (The)
   7.250% due 06/01/09                                        175             183
   8.000% due 09/15/29                                         55              63
LaBranche & Co., Inc.
   9.500% due 05/15/09                                        345             363
Lehman Brothers Holdings, Inc.
   5.460% due 04/03/09 (E)                                    800             801
   5.493% due 08/21/09 (E)                                    400             400
   5.000% due 01/14/11                                        425             422
   5.594% due 07/18/11 (E)(N)                                 300             300
   5.500% due 04/04/16 (N)                                    205             205
   Series MTNG (E)
   5.696% due 11/10/09                                        300             301
Level 3 Financing, Inc. (N)
   12.250% due 03/15/13                                       200             225
Liberty Mutual Group, Inc. (N)(p)
   6.700% due 08/15/16                                        240             255
Lodgenet Entertainment Corp.
   9.500% due 06/15/13                                        220             235
Lubrizol Corp.
   4.625% due 10/01/09                                        220             216
M&I Marshall & Ilsley Bank
   Series BKNT
   3.800% due 02/08/08                                        245             240
Mandalay Resort Group (N)
   6.500% due 07/31/09                                        160             160
Manufacturers & Traders Trust Co.
   5.585% due 12/28/20                                        129             129
Marsh & McLennan Cos., Inc.
   5.150% due 09/15/10                                        290             278
May Department Stores Co. (The) (N)
   6.700% due 07/15/34                                        175             176
MBNA Corp. (E)
   Series MTNF
   5.910% due 05/05/08                                        255             257
Medco Health Solutions, Inc.
   7.250% due 08/15/13                                        465             505
Merrill Lynch & Co., Inc.
   5.685% due 07/25/11 (E)                                    500             500
   6.050% due 05/16/16                                        205             213
   6.220% due 09/15/26                                        155             160
   Series MTn (E)
   5.492% due 08/14/09                                        400             400
   Series MTNC
   5.440% due 06/16/08 (E)                                  1,100           1,102
   4.250% due 02/08/10                                      1,045           1,017
Metlife, Inc.
   5.000% due 06/15/15                                        185             179

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Midamerican Energy Holdings Co.
   Series WI
   6.125% due 04/01/36                                        400             411
Midamerican Funding LLC
   6.750% due 03/01/11                                        240             253
Miller Brewing Co. (p)
   4.250% due 08/15/08                                        175             172
   5.500% due 08/15/13                                        260             257
Mohawk Industries, Inc.
   Series D
   7.200% due 04/15/12                                        110             115
Monumental Global Funding II (p)
   4.625% due 03/15/10                                        135             133
Morgan Stanley
   5.375% due 10/15/15                                        235             233
   6.250% due 08/09/26                                        385             403
   Series GMTN (E)
   5.550% due 02/09/09                                      1,400           1,402
Motorola, Inc.
   4.608% due 11/16/07                                        155             154
Munich RE America Corp.
   Series B
   7.450% due 12/15/26                                        475             539
Natexis Ambs Co. LLC (f) (p)
   8.440% due 12/29/49                                        185             194
National Rural Utilities Cooperative Finance
   Corp.
   5.750% due 08/28/09                                         85              86
Nationwide Financial Services
   6.250% due 11/15/11                                        265             276
Nationwide Mutual Insurance Co. (p)
   7.875% due 04/01/33                                        290             345
Neiman-Marcus Group, Inc. (N)
   Series WI
   10.375% due 10/15/15                                       365             399
Nelnet, Inc.
   7.400% due 09/29/36                                        425             430
News America Holdings, Inc.
   9.250% due 02/01/13                                         25              30
   7.750% due 12/01/45                                        100             113
   7.900% due 12/01/95                                        120             133
   8.250% due 10/17/96                                         45              52
News America, Inc.
   7.125% due 04/08/28                                         30              32
Nextel Communications, Inc.
   Series E
   6.875% due 10/31/13                                        310             317

                                                      Fixed Income III Fund  115

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Nisource Finance Corp.
   5.968% due 11/23/09 (E)                                    120             120
   7.875% due 11/15/10                                        245             265
Norfolk Southern Corp.
   7.050% due 05/01/37                                        115             135
   7.900% due 05/15/97                                        730             915
   6.000% due 03/15/2105                                      315             304
North Front Pass-Through Trust (p)
   5.810% due 12/15/24                                        500             497
Occidental Petroleum Corp. (N)
   9.250% due 08/01/19                                        135             179
Ohio Power Co.
   Series F
   5.500% due 02/15/13                                         25              25
   Series K
   6.000% due 06/01/16                                        170             176
Oneok, Inc.
   5.510% due 02/16/08                                        285             285
Oracle Corp. and Ozark Holding, Inc. (E)
   Series WI
   5.603% due 01/13/09                                        500             501
Pacific Gas & Electric Co.
   4.200% due 03/01/11                                        275             264
   6.050% due 03/01/34                                        115             117
Peabody Energy Corp. (N)
   7.875% due 11/01/26                                        200             207
Pemex Project Funding Master Trust
   Series 144a (N)(p)
   6.625% due 06/15/35                                        310             313
   Series WI (N)
   6.625% due 06/15/35                                         90              91
Pepco Holdings, Inc. (E)
   5.856% due 06/01/10                                        295             296
Phoenix Life Insurance Co. (p)
   7.150% due 12/15/34                                        275             297
Pilgrim's Pride Corp.
   9.625% due 09/15/11                                         55              58
Pinnacle Entertainment, Inc.
   8.250% due 03/15/12                                         45              46
Plains All American Pipeline, LP
   6.700% due 05/15/36 (p)                                    175             181
   6.650% due 01/15/37 (A)                                    130             133
Plantinum Underwriters Financial, Inc.
   Series B
   6.371% due 11/16/07                                        135             134
Platinum Underwriters Finance, Inc. (N)
   Series B
   7.500% due 06/01/17                                        170             178

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Popular North America Capital Trust I
   6.564% due 09/15/34                                        405             396
Popular North America, Inc.
   5.886% due 04/06/09 (E)                                    240             241
   Series MTNE
   3.875% due 10/01/08                                        500             487
Pricoa Global Funding I (E)(p)
   5.457% due 01/25/08                                        700             701
Progress Energy, Inc.
   7.100% due 03/01/11                                        195             209
   7.000% due 10/30/31                                        195             220
PSEG Energy Holdings LLC
   8.625% due 02/15/08                                         43              45
Qwest Corp.
   7.875% due 09/01/11                                        445             471
   7.625% due 06/15/15                                        300             316
Rabobank Capital Funding II (f)(p)
   5.260% due 12/31/49                                        295             290
Radiologix, Inc.
   Series B
   10.500% due 12/15/08                                       385             395
RBS Capital Trust I (f)
   4.709% due 12/29/49                                         30              28
RBS Capital Trust III (f)
   5.512% due 09/29/49                                        450             443
Reinsurance Group of America, Inc.
   6.750% due 12/15/65                                        100              99
Residential Capital Corp.
   6.125% due 11/21/08                                        300             302
   7.337% due 04/17/09 (E)(p)                                 455             456
   6.375% due 06/30/10                                        577             586
   6.000% due 02/22/11                                        435             436
   5.125% due 05/17/12                                        210             272
   6.500% due 04/17/13                                        630             641
   Series WI (N)
   6.875% due 06/30/15                                        605             633
RH Donnelley, Inc.
   10.875% due 12/15/12                                       320             350
Rural Cellular Corp.
   8.250% due 03/15/12                                        100             103
Safeco Capital Trust I
   8.072% due 07/15/37                                        275             289

 116  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Safeway, Inc.
   5.830% due 03/27/09 (E)                                    380             380
   5.800% due 08/15/12 (N)                                     65              65
   7.250% due 02/01/31 (N)                                     15              16
SB Treasury Co. LLC (f)(p)(A)
   (Step Up, 10.925%, 06/30/08) 9.400% due
   12/29/49                                                   650             689
SBC Communications, Inc. (N)
   6.150% due 09/15/34                                        305             305
Sempra Energy (E)
   5.863% due 05/21/08                                        290             290
Simon Property Group, LP (N)
   5.600% due 09/01/11                                        300             303
SLM Corp.
   4.000% due 01/15/10 (N)                                    175             169
   Series MTNA (E)
   5.625% due 07/27/09                                      2,000           2,002
Southern California Edison Co.
   7.625% due 01/15/10                                         90              96
Southern Copper Corp.
   7.500% due 07/27/35                                        540             577
Sovereign Capital Trust VI
   7.908% due 06/13/36                                        385             433
Sprint Capital Corp.
   7.625% due 01/30/11                                      1,030           1,110
   6.875% due 11/15/28                                         70              72
   8.750% due 03/15/32                                      1,095           1,353
Suncom Wireless, Inc. (N)
   8.500% due 06/01/13                                        465             442
Sungard Data Systems, Inc.
   10.250% due 08/15/15                                       336             352
Swiss Re Capital I, LP (f)(p)
   6.854% due 05/29/49                                        275             287
Symetra Financial Corp. (p)
   6.125% due 04/01/16                                        300             304
TCI Communications, Inc.
   7.875% due 02/15/26                                         80              91
TDS Investor Corp. (N)(p)
   11.875% due 09/01/16                                       685             675
TECO Energy, Inc.
   7.200% due 05/01/11                                        235             244
Tele-Communications-TCI Group
   9.800% due 02/01/12                                        300             355
   7.875% due 08/01/13                                        695             777
Texas Eastern Transmission, LP
   7.000% due 07/15/32                                         95             107
Time Warner Entertainment Co., LP
   Series *
   8.375% due 03/15/23                                        160             189
Twin Reefs Pass-Through Trust (E)(f)(p)
   6.370% due 12/10/49                                        300             300

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Tyson Foods, Inc.
   6.600% due 04/01/16                                         95              98
Union Pacific Corp.
   6.625% due 02/01/08                                         90              91
   3.625% due 06/01/10                                        120             114
   6.125% due 01/15/12                                        195             202
   Series MTNE
   6.790% due 11/09/07                                         35              35
Union Planters Corp.
   7.750% due 03/01/11                                        125             137
United Technologies Corp.
   6.050% due 06/01/36                                        190             204
UnitedHealth Group, Inc.
   5.250% due 03/15/11                                        185             185
UnumProvident Finance Co. PLC (p)
   6.850% due 11/15/15                                        205             215
US Oncology, Inc.
   9.000% due 08/15/12                                        170             176
USB Capital IX (f)
   6.189% due 04/15/42                                        410             419
Valero Logistics Operations, LP
   6.050% due 03/15/13                                        390             395
Verizon Communications, Inc.
   5.550% due 02/15/16                                        240             239
Verizon Global Funding Corp.
   7.250% due 12/01/10                                        300             322
   5.850% due 09/15/35                                        265             254
Verizon, Inc. (N)
   6.500% due 09/15/11                                         40              41
Viacom, Inc.
   5.741% due 06/16/09 (E)                                    430             430
   5.750% due 04/30/11                                        335             335
   6.875% due 04/30/36                                        175             176
Visteon Corp. (N)
   8.250% due 08/01/10                                        350             334
VTB Capital SA
   5.976% due 08/01/08                                        225             225
Wachovia Bank NA (E)
   Series BKNT
   5.358% due 06/27/08                                        400             400
   Series DPNT
   5.440% due 03/23/09                                        700             700
Wachovia Capital Trust III (f)
   5.800% due 03/15/42                                      1,610           1,624
Wachovia Corp.
   5.625% due 10/15/16                                        100             101

                                                      Fixed Income III Fund  117

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Washington Mutual, Inc.
   8.250% due 04/01/10                                        250             271
WellPoint, Inc.
   3.750% due 12/14/07                                         90              88
   4.250% due 12/15/09                                        216             210
   5.850% due 01/15/36                                        475             467
Wells Fargo & Co.
   4.950% due 10/16/13                                        155             152
Wells Fargo Bank NA
   5.750% due 05/16/16                                        190             195
West Corp. (A)
   9.500% due 10/15/14                                        445             444
Weyerhaeuser Co. (N)
   7.125% due 07/15/23                                        320             322
Willis North America, Inc.
   5.125% due 07/15/10                                        255             248
   5.625% due 07/15/15                                        250             239
Windstream Corp. (p)
   8.125% due 08/01/13                                        200             213
   8.625% due 08/01/16                                        295             318
Wisconsin Electric Power
   3.500% due 12/01/07                                         65              64
Wyeth
   6.950% due 03/15/11                                        840             895
   5.500% due 02/01/14                                        380             382
Xcel Energy, Inc.
   6.500% due 07/01/36                                        110             118
Xlliac Global Funding
   4.800% due 08/10/10                                        240             236
Yum! Brands, Inc.
   8.875% due 04/15/11                                        110             124
ZFS Finance USA Trust I (p)
   6.450% due 12/15/65                                        740             739
Zurich Capital Trust I (p)
   8.376% due 06/01/37                                        420             441
                                                                     ------------
                                                                          138,323
                                                                     ------------

International Debt - 5.2%
Abbey National PLC (f)(N)
   (Step Up, 7.570%, 06/15/08) 6.700% due
   06/29/49                                                   275             280
Abitibi-Consolidated, Inc. (N)
   8.850% due 08/01/30                                        105              87
Abu Dhabi National Energy Co. (p)
   5.875% due 10/27/16                                        290             295
   6.500% due 10/27/36                                        650             679
America Movil SA de CV
   5.500% due 03/01/14                                        200             196
Amvescap PLC
   4.500% due 12/15/09                                        395             386
ANZ National International, Ltd. (E)(p)
   5.539% due 08/07/09                                      1,300           1,299

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Arch Capital Group, Ltd.
   7.350% due 05/01/34                                        145             161
Argentina Government International Bond
   Series $GDP
   Zero coupon due 12/15/35                                   510              57
Arlington Street CDO, Ltd. (p)
   Series 2000-1A Class A2
   7.660% due 06/10/12                                        855             853
Aspen Insurance Holdings, Ltd.
   6.000% due 08/15/14                                         75              73
AXA SA
   8.600% due 12/15/30                                         85             112
Barclays Bank PLC (f)(N)(p)
   7.375% due 06/29/49                                        300             326
Biovail Corp.
   7.875% due 04/01/10                                        410             411
BNP Paribas (f)(p)
   5.186% due 06/29/49                                        600             572
Bowater Canada Finance (N)
   7.950% due 11/15/11                                        365             349
Brascan Corp.
   7.125% due 06/15/12                                        190             204
Brazilian Government International Bond
   8.875% due 04/15/24                                        710             867
British Telecommunications PLC
   (Step Up, 8.625%, 12/15/06) 8.375% due
   12/15/10                                                    65              73
   8.875% due 12/15/30                                        480             650
Canadian Natural Resources, Ltd.
   6.500% due 02/15/37                                        175             180
Canadian Oil Sands, Ltd. (p)
   4.800% due 08/10/09                                        140             137
Catalyst Paper Corp.
   Series D
   8.625% due 06/15/11                                        520             520
China Development Bank
   5.000% due 10/15/15                                        100              97
CIT Group Funding Co. of Canada
   5.600% due 11/02/11                                        185             187
Conoco Funding Co.
   6.350% due 10/15/11                                        765             805
Deutsche Telekom International Finance BV
   5.375% due 03/23/11 (N)                                    125             125
   8.250% due 06/15/30                                        325             404

 118  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
DNB Nor Bank ASA (E)(A)
   5.443% due 10/13/09                                      2,000           1,999
Egypt Government AID Bonds
   4.450% due 09/15/15                                        695             673
Embraer Overseas, Ltd. (N)(A)
   6.375% due 01/24/17                                        100             100
Endurance Specialty Holdings, Ltd. (N)
   6.150% due 10/15/15                                        175             174
Export-Import Bank of China (p)
   4.875% due 07/21/15                                        495             479
Export-Import Bank of Korea
   4.125% due 02/10/09 (p)                                    160             156
   5.125% due 02/14/11                                        225             224
Falconbridge, Ltd.
   6.000% due 10/15/15                                        330             332
FBG Finance, Ltd. (p)
   5.125% due 06/15/15                                        190             181
France Telecom SA
   8.500% due 03/01/31                                        185             246
Galaxy Entertainment Finance Co., Ltd.
   9.875% due 12/15/12                                        310             328
Gaz Capital for Gazprom
   8.625% due 04/28/34                                        155             197
Glitnir Banki HF (A)
   6.693% due 06/15/16                                        310             320
HBOS PLC (f)(p)
   5.920% due 09/29/49                                        300             294
HBOS Treasury Services PLC (E)(p)
   Series Mtn
   5.414% due 07/17/09                                        600             600
HSBC Holdings PLC
   6.500% due 05/02/36                                        115             125
Intelsat Subsidiary Holding Co., Ltd. (E)
   10.484% due 01/15/12                                       335             340
Ispat Inland ULC
   9.750% due 04/01/14                                        574             643
Korea Electric Power Corp. (p)
   5.125% due 04/23/34                                         85              84
LG Electronics, Inc. (p)
   5.000% due 06/17/10                                        130             127
Majapahit Holding BV (A)
   7.250% due 10/17/11                                        135             137
Mantis Reef, Ltd. (p)
   4.692% due 11/14/08                                        200             197
Mexico Government International Bond
   8.300% due 08/15/31                                        510             648
Mizuho Financial Group Cayman, Ltd. (p)
   5.790% due 04/15/14                                        280             283

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Montpelier Re Holdings, Ltd.
   6.125% due 08/15/13                                        195             189
MUFG Capital Finance 1, Ltd. (f)
   6.346% due 07/25/49                                        180             182
National Australia Bank, Ltd. (E)(p)
   5.430% due 09/11/09                                        400             400
Nationwide Building Society (p)
   4.250% due 02/01/10                                        255             248
Nexen, Inc.
   5.875% due 03/10/35                                         95              91
Nippon Life Insurance (p)
   4.875% due 08/09/10                                        295             290
Norske Skogindustrier ASA (p)
   7.125% due 10/15/33                                        525             480
OAO Siberian Oil Co.
   Series REGS
   10.750% due 01/15/09                                       865             951
Petroleum Export, Ltd. (p)
   5.265% due 06/15/11                                         93              90
Province of Quebec Canada (N)
   Series PJ
   6.125% due 01/22/11                                        895             930
Ras Laffan Liquefied Natural Gas Co., Ltd. II
   (A)
   5.298% due 09/30/20                                        615             593
Ras Laffan Liquefied Natural Gas Co., Ltd. III
   (p)
   5.832% due 09/30/16                                        380             384
   5.838% due 09/30/27                                        660             640
Resona Bank, Ltd. (f)(A)
   5.850% due 09/29/49                                        930             911
Resona Preferred Global Securities Cayman, Ltd.
   (f)(N)(p)
   7.191% due 12/29/49                                        850             891
Royal Bank of Scotland Group PLC (f)
   Series 1
   9.118% due 03/31/49                                      1,350           1,503
Royal Bank of Scotland PLC (E)
   5.770% due 07/06/12                                      1,300           1,302
Russia Government International Bond (p)
   5.000% due 03/31/30                                        765             857
Santander Financial Issuances
   6.375% due 02/15/11                                        180             188
Sanwa Finance Aruba AEC
   8.350% due 07/15/09                                        355             382

                                                      Fixed Income III Fund  119

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Sappi Papier Holding AG (p)
   6.750% due 06/15/12                                        355             342
   7.500% due 06/15/32                                        310             269
Secunda International, Ltd. (E)
   13.507% due 09/01/12                                       220             228
Shinsei Finance Cayman, Ltd. (f)(p)
   6.418% due 01/29/49                                        475             478
Siemens Financieringsmaatschappij NV (p)
   5.466% due 08/14/09 (E)                                    500             500
   6.125% due 08/17/26                                        285             296
South Street CBO, Ltd.
   Series 1999-1A Class A1
   7.160% due 07/01/11                                         20              20
Stora Enso Oyj (p)
   7.250% due 04/15/36                                        245             257
Sumitomo Mitsui Banking Corp. (f)(p)
   5.625% due 07/29/49                                        160             156
Systems 2001 AT LLC (p)
   7.156% due 12/15/11                                        139             144
   6.664% due 09/15/13                                        126             133
Telecom Italia Capital SA
   4.000% due 01/15/10                                        590             562
   4.875% due 10/01/10                                        325             317
   6.108% due 07/18/11 (E)                                    970             968
   5.250% due 10/01/15                                        650             608
   7.200% due 07/18/36                                        530             557
Telefonica Emisiones SAU
   5.629% due 06/19/09 (E)                                    845             846
   5.984% due 06/20/11 (N)                                    175             179
   6.421% due 06/20/16                                        120             124
   7.045% due 06/20/36                                        105             113
Telefonica Europe BV
   7.750% due 09/15/10                                        920             995
   8.250% due 09/15/30                                        195             236
Telefonos de Mexico SA de CV
   4.500% due 11/19/08                                        460             451
TELUS Corp.
   8.000% due 06/01/11                                        640             706
TNK-BP Finance SA (p)
   Series 144a
   7.500% due 07/18/16                                        240             251
Transocean, Inc. (E)
   5.591% due 09/05/08                                        400             400
Tyco International Group SA
   6.750% due 02/15/11                                        855             904
Tyumen Oil Co.
   Series REGS
   11.000% due 11/06/07                                       390             409
UFJ Finance Aruba AEC
   6.750% due 07/15/13                                        120             129

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Unicredit Luxembourg Finance SA (E)(A)
   5.426% due 10/24/08                                        375             375
Vale Overseas, Ltd.
   6.250% due 01/11/16                                        200             201
Vedanta Resources PLC (p)
   6.625% due 02/22/10                                        270             266
Venezuela Government International Bond (N)
   6.000% due 12/09/20                                        405             368
VTB Capital SA (E)(A)
   5.970% due 08/01/08                                      1,545           1,545
                                                                     ------------
                                                                           45,107
                                                                     ------------

Loan Agreements - 0.8%
Avis Budget Holdings, Term Loan
   6.630% due 04/19/12                                        157             156
AWAS, Second Lien Term Loan
   11.438% due 03/21/13                                       200             202
Georgia-Pacific Corp., First Lien Term Loan
   7.376% due 12/20/12                                        298             299
Georgia-Pacific Corp., Second Lien Term Loan
   8.390% due 12/23/13                                        300             304
Healthsouth Corp., Term Loan B
   8.620% due 03/10/13                                        599             601
La Petite Academy, Inc., Second Lien Term Loan
   12.610% due 02/17/13                                       200             202
Lyondell Chemical Co., Term Loan
   7.110% due 08/16/13                                        300             301
Starbound Reinsurance, Ltd., Term B II Loan
   7.230% due 03/31/08                                      3,500           3,500
United Airlines, Inc., Term Loan
   9.125% due 02/01/12                                         50              50
United Airlines, Inc., Term Loan B
   9.250% due 02/01/12                                        348             352
Visteon Corp., Term Loan
   8.610% due 06/13/13                                        300             300
Windstream Communications, Term Loan B
   7.120% due 07/17/13                                        326             328
                                                                     ------------
                                                                            6,595
                                                                     ------------

 120  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Mortgage-Backed Securities - 42.4%
Adjustable Rate Mortgage Trust
   Series 2005-3 Class 8A2
   5.560% due 07/25/35                                        581             582
American Home Mortgage Assets (E)
   Series 2006-2 Class 2A2
   5.615% due 09/25/46                                        782             784
   Series 2006-4 Class 1A11
   5.520% due 08/30/36                                        977             977
American Home Mortgage Investment Trust (E)
   Series 2004-1 Class 1A
   5.735% due 04/25/44                                        162             162
   Series 2004-4 Class 4A
   4.390% due 02/25/45                                        288             281
Banc of America Commercial Mortgage, Inc.
   Series 2004-3 Class A3
   4.875% due 06/10/39                                        710             706
   Series 2004-4 Class A3
   4.128% due 07/10/42                                        455             444
   Series 2005-2 Class A4
   4.783% due 07/10/43                                        730             716
   Series 2005-3 Class A2
   4.501% due 07/10/43                                        360             353
   Series 2005-5 Class A4
   5.115% due 10/10/45                                      1,500           1,482
   Series 2006-3 Class A4
   5.889% due 07/10/44                                        920             959
   Series 2006-4 Class A4
   5.634% due 07/10/46                                      1,285           1,317
Banc of America Funding Corp.
   Series 2005-D Class A1 (E)
   4.114% due 05/25/35                                        323             315
   Series 2005-F Class 1A2 (E)
   5.676% due 09/20/35                                        209             209
   Series 2005-F Class 2A1
   5.256% due 09/20/35                                        603             606
   Series 2006-3 Class 5A8
   5.500% due 03/25/36                                        930             926
   Series 2006-A Class 3A2
   5.919% due 02/20/36                                        420             424
   Series 2006-A Class 4A1
   5.567% due 02/20/36                                        925             925
Banc of America Mortgage Securities
   Series 2003-9 Class 1A12 (E)
   5.770% due 12/25/33                                      1,299           1,304
   Series 2003-D Class 1A2 (E)
   6.104% due 05/25/33                                          3               3
   Series 2004-1 Class 5A1
   6.500% due 09/25/33                                         20              20

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   Series 2004-11 Class 2A1
   5.750% due 01/25/35                                        812             802
   Series 2004-D Class 1A1 (E)
   3.524% due 05/25/34                                        437             434
   Series 2005-9 Class 2A1
   4.750% due 10/25/20                                        417             409
   Series 2005-L Class 3A1
   5.453% due 01/25/36                                        452             451
   Series 2006-2 Class A15
   6.000% due 07/25/36                                        811             817
Bank of America Alternative Loan Trust
   Series 2003-10 Class 2A1
   6.000% due 12/25/33                                        209             209
   Series 2003-10 Class 2A2 (E)
   5.770% due 12/25/33                                        470             473
   Series 2003-2 Class CB2
   5.820% due 04/25/33                                        210             212
   Series 2004-10 Class 1CB1
   6.000% due 11/25/34                                        126             127
   Series 2004-11 Class 1CB1
   6.000% due 12/25/34                                        149             150
   Series 2004-2 Class 1A1
   6.000% due 03/25/34                                        119             119
   Series 2005-3 Class 2A1
   5.500% due 04/25/35                                        199             198
   Series 2005-5 Class 2CB1
   6.000% due 06/25/35                                        267             267
   Series 2005-6 Class 7A1
   5.500% due 07/25/20                                        220             219
   Series 2005-9 Class 5A1
   5.500% due 10/25/20                                        380             379
   Series 2006-5 Class CB17
   6.000% due 06/25/36                                        593             594
Bear Stearns Adjustable Rate Mortgage Trust (E)
   Series 2005-10 Class A1
   4.750% due 10/25/35                                      1,450           1,430
   Series 2005-7 Class 1A2
   4.750% due 08/25/35                                          2               2
Bear Stearns Alt-A Trust
   Series 2005-4 Class 23A1
   5.393% due 05/25/35                                        509             510
   Series 2006-3 Class 33A1 (E)
   6.205% due 05/25/36                                        544             550
   Series 2006-3 Class 34A1
   6.192% due 05/25/36                                        224             226
   Series 2006-4 Class 23A5
   6.246% due 08/25/36                                        459             466

                                                      Fixed Income III Fund  121

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Bear Stearns Asset Backed Securities, Inc.
   Series 2005-AC8 Class A5
   5.500% due 11/25/35                                        398             397
Bear Stearns Commercial Mortgage Securities
   Series 2004-ESA Class E (p)
   5.064% due 05/14/16                                        265             265
   Series 2005-PW1 Class A4
   5.405% due 12/11/40                                      1,500           1,512
Bear Stearns Mortgage Funding Trust
   5.320% due 12/25/36                                        850             850
   Series 2006-AR1 Class 1A2 (E)
   5.574% due 07/25/36                                        621             621
   Series 2006-AR2 Class 1A1 (E)
   5.524% due 09/25/36                                      1,571           1,568
   Series 2006-AR2 Class 2A1 (E)
   5.554% due 10/25/36                                        999             999
   Series 2006-AR3 Class IA1 (E)
   5.500% due 03/25/36                                        675             675
Chase Mortgage Finance Corp.
   Series 2003-S8 Class A2
   5.000% due 09/25/18                                        656             647
Citigroup Mortgage Loan Trust, Inc.
   Series 2005-11 Class A2A
   4.700% due 12/25/35                                         91              90
   Series 2006-WF1 Class A2F
   5.657% due 03/01/36                                        610             610
Citigroup/Deutsche Bank Commercial Mortgage
   Trust
   Series 2005-CD1 Class A4
   5.226% due 07/15/44                                      1,500           1,501
   Series 2006-CD3 Class A5
   5.617% due 10/15/48                                        455             457
Citimortgage Alternative Loan Trust
   Series 2006-A3 Class 1A5
   6.000% due 07/25/36                                        420             422
Commercial Mortgage Pass Through Certificates
   Series 2001-J1A Class A2 (p)
   6.457% due 02/16/34                                        221             230
   Series 2006-C7 Class A2
   5.690% due 06/10/46                                        235             240
Countrywide Alternative Loan Trust
   5.250% due 12/25/46                                      1,300           1,300
   Series 2004-28C Class 6A1
   6.000% due 01/25/35                                        256             256
   Series 2004-J7 Class 1A2
   4.673% due 08/25/34                                        114             113

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   Series 2004-J8 Class 1A1
   7.000% due 09/25/34                                        236             241
   Series 2005-51 Class 2A1 (E)
   5.620% due 11/20/35                                        866             869
   Series 2005-51 Class 2A2A (E)
   5.610% due 11/20/35                                        443             445
   Series 2005-51 Class 4A1 (E)
   5.640% due 11/20/35                                        854             858
   Series 2005-56 Class 2A2 (E)
   6.472% due 11/25/35                                        778             794
   Series 2005-58 Class A2 (E)
   5.720% due 12/20/35                                        539             541
   Series 2005-59 Class 1A2B (E)
   5.586% due 11/20/35                                        441             442
   Series 2005-63 Class 3A1
   5.892% due 11/25/35                                        446             447
   Series 2005-76 Class 2A2 (E)
   6.132% due 02/25/36                                        855             864
   Series 2005-81 Class X1
   Interest Only STRIP
   1.651% due 02/25/37                                      2,428             133
   Series 2005-J13 Class 2A3
   5.500% due 11/25/35                                        312             311
   Series 2005-J8 Class 1A3
   5.500% due 07/25/35                                        564             564
   Series 2006-2CB Class A3
   5.500% due 03/25/36                                        333             334
   Series 2006-33C Class M
   6.000% due 11/25/36                                        180             178
   Series 2006-9T1 Class A7
   6.000% due 05/25/36                                        323             327
   Series 2006-J2 Class A3
   6.000% due 04/25/36                                        482             486
   Series 2006-OA1 Class 1XP
   Interest Only STRIP
   0.088% due 10/25/36                                      6,575             348
   Series 2006-OA1 Class 2X
   Interest Only STRIP
   1.790% due 03/20/46                                      3,581             178
   Series 2006-OA1 Class 4A1 (E)
   5.514% due 08/25/46                                      1,271           1,271
   Series 2006-OA1 Class A1A (E)
   5.380% due 09/25/46                                        721             721
   Series 2006-OA2 Class A2A (E)
   5.480% due 05/20/46                                        470             471
   Series 2006-OA6 Class 1A3 (E)
   5.600% due 04/25/36                                        509             511

 122  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Countrywide Home Loan Mortgage Pass Through
   Trust
   Series 2004-16 Class 1A1
   5.720% due 09/25/34                                        727             730
   Series 2005-11 Class 5A1 (E)
   5.630% due 03/25/35                                        114             114
   Series 2005-3 Class 1A3 (E)
   5.570% due 04/25/35                                        276             277
   Series 2005-HYB Class 3A2A
   5.250% due 02/20/36                                        174             172
   Series 2006-1 Class A2
   6.000% due 03/25/36                                        350             351
   Series 2006-HYB Class 3A1A
   6.124% due 05/20/36                                        503             516
   Series 2006-OA5 Class 2A1 (E)
   5.530% due 04/25/46                                      1,422           1,420
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 1998-C2 Class A2
   6.300% due 11/15/30                                        237             241
   Series 2001-SPG Class A2 (p)
   6.515% due 08/13/18                                        100             106
   Series 2003-29 Class 5A1
   7.000% due 12/25/33                                         52              53
   Series 2004-1 Class 3A1
   7.000% due 02/25/34                                         23              23
   Series 2004-C1 Class A3
   4.321% due 01/15/37                                        675             654
Credit Suisse Mortgage Capital Certificates
   Series 2006-C1 Class AAB
   5.681% due 02/15/39                                        130             132
Crown Castle Towers LLC (p)
   Series 2005-1A Class C
   5.074% due 06/15/35                                        150             148
Deutsche ALT-A Securities, Inc. Alternate Loan
   Trust
   Series 2003-3 Class 2A3
   4.500% due 10/25/33                                          1               1
   Series 2005-AR1 Class 2A3
   5.025% due 08/25/35                                        905             922
DLJ Commercial Mortgage Corp.
   Series 1998-CF1 Class A1B
   6.410% due 02/18/31                                        513             517
   Series 1999-CG1 Class S
   Interest Only STRIP
   0.082% due 03/10/32                                      6,247             123
Downey Savings & Loan Association Mortgage Loan
   Trust
   Series 2004-AR3 Class 1A1B (E)
   6.910% due 07/19/44                                        246             248

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   Series 2006-AR1 Class 2A1A (E)
   5.372% due 04/19/47                                        841             841
   Series 2006-AR2 Class 2A1A (E)
   5.580% due 09/19/36                                        785             787
Fannie Mae
   5.363% due 2012                                            508             509
   6.000% due 2016                                             29              29
   5.000% due 2017                                             12              11
   5.500% due 2017                                             47              47
   6.000% due 2017                                             61              62
   6.500% due 2017                                            121             123
   4.000% due 2018                                          1,903           1,807
   4.500% due 2018                                          2,652           2,573
   5.000% due 2018                                          1,499           1,478
   10.000% due 2018                                            44              48
   4.500% due 2019                                            975             944
   4.500% due 2020                                            425             412
   5.000% due 2020                                          1,070           1,054
   5.500% due 2020                                            175             175
   6.500% due 2024                                          1,096           1,122
   10.000% due 2024                                            39              43
   5.500% due 2025                                            428             427
   6.599% due 2025 (E)                                         30              30
   6.664% due 2026 (E)                                        213             216
   7.500% due 2027                                              9               9
   7.000% due 2028                                             29              31
   5.500% due 2029                                            598             594
   6.500% due 2029                                              3               3
   7.000% due 2029                                             93              96
   7.500% due 2029                                            101             106
   8.000% due 2029                                              7               7
   8.500% due 2029                                              3               3
   7.000% due 2030                                              8               8
   7.500% due 2030                                             71              75
   8.500% due 2030                                            280             301
   9.500% due 2030                                             85              93
   7.000% due 2031                                            500             517
   7.500% due 2031                                            220             230
   8.000% due 2031                                            310             327
   8.500% due 2031                                            267             286
   6.000% due 2032                                          1,006           1,016
   6.500% due 2032                                              3               4
   7.000% due 2032                                            602             620

                                                      Fixed Income III Fund  123

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   7.500% due 2032                                            207             216
   8.000% due 2032                                             35              37
   3.950% due 2033 (E)                                        657             641
   4.644% due 2033 (E)                                        405             404
   4.677% due 2033 (E)                                        780             771
   5.000% due 2033                                          1,254           1,216
   5.500% due 2033                                          2,570           2,548
   6.000% due 2033                                            334             337
   7.000% due 2033                                          1,182           1,219
   5.000% due 2034                                          1,489           1,443
   5.500% due 2034                                         14,315          14,179
   6.000% due 2034                                            611             616
   7.000% due 2034                                            371             383
   7.500% due 2034                                            127             132
   4.460% due 2035 (E)                                      1,402           1,389
   4.836% due 2035 (E)                                      1,500           1,485
   5.000% due 2035                                          1,137           1,100
   5.500% due 2035                                         13,743          13,591
   6.000% due 2035                                            577             581
   7.000% due 2035                                          2,926           3,014
   7.500% due 2035                                            792             825
   5.000% due 2036                                          7,527           7,273
   5.500% due 2036                                            894             884
   6.000% due 2036                                          9,100           9,157
   6.500% due 2036                                          2,181           2,222
   7.000% due 2036                                            345             355
   7.500% due 2036                                          2,610           2,709
   Series 1992-10 Class ZD
   8.000% due 11/25/21                                        490             496
   Series 1996-46 Class ZA
   7.500% due 11/25/26                                         86              89
   Series 1997-281 Class 2
   Interest Only STRIP
   9.000% due 11/01/26                                         40              10
   Series 1999-56 Class Z
   7.000% due 12/18/29                                        310             322
   Series 2000-306 Class IO
   Interest Only STRIP
   8.000% due 05/01/30                                         42              10
   Series 2001-317 Class 2
   Interest Only STRIP
   8.000% due 08/01/31                                         44              10
   Series 2002-320 Class 2
   Interest Only STRIP
   7.000% due 03/01/32                                         21               5
   Series 2002-50 Class SC (E)
   Interest Only STRIP
   2.715% due 12/25/29                                         12              --
   Series 2003-122 Class AJ
   4.500% due 02/25/28                                        143             140
   Series 2003-16 Class NI
   Interest Only STRIP
   5.000% due 02/25/15                                        217               8

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   Series 2003-25 Class IK
   Interest Only STRIP
   7.000% due 04/25/33                                        100              22
   Series 2003-32 Class FH
   5.720% due 11/25/22                                        699             704
   Series 2003-32 Class UI
   Interest Only STRIP
   6.000% due 05/25/33                                        138              32
   Series 2003-33 Class IA
   Interest Only STRIP
   6.500% due 05/25/33                                        850             189
   Series 2003-337 Class 1
   Principal Only STRIP
   Zero coupon due 07/01/33                                   754             555
   Series 2003-343 Class 6
   Interest Only STRIP
   5.000% due 10/01/33                                        743             165
   Series 2003-35 Class IU
   Interest Only STRIP
   6.000% due 05/25/33                                        175              40
   Series 2003-35 Class UI
   Interest Only STRIP
   6.500% due 05/25/33                                        173              38
   Series 2003-64 Class JI
   Interest Only STRIP
   6.000% due 07/25/33                                        163              37
   Series 2003-78 Class FI
   5.720% due 01/25/33                                        695             697
   Series 2003-82 Class IA
   Interest Only STRIP
   6.000% due 08/25/32                                        145              20
   Series 2003-82 Class WI
   Interest Only STRIP
   6.000% due 08/25/32                                         30               4
   Series 2004-21 Class FL
   5.670% due 11/25/32                                        350             350
   Series 2005-110 Class MB
   5.500% due 09/25/35                                        625             630
   Series 2006-28 Class 1P
   Interest Only STRIP
   0.901% due 03/25/36                                      4,381             105
   15 Year TBA (I)
   4.500%                                                     980             948
   5.000%                                                   4,730           4,658
   5.500%                                                   1,085           1,086
   6.000%                                                   1,670           1,695

 124  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   30 Year TBA (I)
   4.500%                                                   1,325           1,243
   5.000%                                                   6,980           6,738
   5.500%                                                  45,610          45,065
   6.000%                                                   2,775           2,791
   6.500%                                                   7,180           7,317
   7.000%                                                   2,865           2,947
Fannie Mae Grantor Trust
   Series 2001-T8 Class A2
   9.500% due 07/25/41                                         74              80
Fannie Mae REMICS
   Series 1993-41 Class ZQ
   7.000% due 12/25/23                                        481             503
   Series 1993-42 Class ZQ
   6.750% due 04/25/23                                        547             566
   Series 2006-5 Class 3A2
   4.677% due 05/25/35                                        100              99
Fannie Mae Whole Loan
   Series 2003-W17 Class 1A6
   5.310% due 08/25/33                                      1,700           1,687
   Series 2004-W11 Class 1A2
   6.500% due 05/25/44                                        211             216
   Series 2004-W9 Class 2A1
   6.500% due 02/25/44                                        113             115
Federal Home Loan Mortgage Corp. Structured Pass
   Through Securities
   Series 2003-58 Class 2A
   6.500% due 09/25/43                                        108             110
   Series 2005-63 Class 1A1
   5.632% due 02/25/45                                         66              65
First Horizon Alternative Mortgage Securities
   Series 2006-AA5 Class A2 (E)
   6.626% due 09/25/36                                        473             485
   Series 2006-FA3 Class A6
   6.000% due 07/25/36                                        515             521
First Horizon Asset Securities, Inc.
   Series 2003-5 Class 1A17
   8.000% due 07/25/33                                         53              56
   Series 2004-AR5 Class 4A1 (E)
   5.679% due 10/25/34                                        139             139
   Series 2005-AR5 Class 3A1
   5.525% due 10/25/35                                        211             211
First Union-Lehman Brothers-Bank of America
   Series 1998-C2 Class A2
   6.560% due 11/18/35                                         29              29
Freddie Mac
   8.500% due 2017                                             59              63
   10.500% due 2017                                            24              28

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   4.500% due 2018                                            822             798
   5.000% due 2018                                            856             845
   4.000% due 2019                                          3,825           3,624
   4.500% due 2019                                            178             173
   5.000% due 2019                                          1,600           1,578
   10.000% due 2020                                            60              66
   7.078% due 2027 (E)                                         43              44
   6.593% due 2028 (E)                                         37              38
   7.036% due 2028 (E)                                         39              40
   4.235% due 2034 (E)                                        100             100
   4.688% due 2034 (E)                                        468             469
   4.924% due 2034 (E)                                      1,041           1,026
   Series 1991-103 Class Z
   9.000% due 02/15/21                                         62              62
   Series 1994-173 Class Z
   7.000% due 05/15/24                                        117             123
   Series 1999-212 Class SG (E)
   Interest Only STRIP
   1.625% due 06/17/27                                        481              18
   Series 2001-229 Class KF (E)
   5.570% due 07/25/22                                        342             345
   Series 2001-232 Class ZQ
   6.500% due 06/15/31                                        544             569
   Series 2003-259 Class IQ
   Interest Only STRIP
   5.000% due 06/15/17                                        314              37
   Series 2003-261 Class UI
   Interest Only STRIP
   6.500% due 05/15/33                                        116              26
   Series 2003-262 Class AB
   2.900% due 11/15/14                                        739             715
   Series 2003-264 Class IM
   Interest Only STRIP
   7.000% due 07/15/33                                        148              34
   Series 2003-266 Class MA
   4.500% due 10/15/31                                        274             269
   Series 2004-276 Class IP
   Interest Only STRIP
   5.500% due 07/15/23                                        630              31
   Series 2004-277 Class UF
   5.630% due 06/15/33                                        881             882
   Series 2004-281 Class DF
   5.780% due 06/15/23                                        261             263
   Series 2004-287 Class GC
   5.000% due 11/15/29                                        355             349
   Series 2004-289 Class PC
   5.000% due 07/15/30                                        640             629
   Series 2005-291 Class KP
   5.000% due 11/15/29                                        215             212

                                                      Fixed Income III Fund  125

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   Series 2005-292 Class IG
   Interest Only STRIP
   5.000% due 04/15/23                                        345              52
   Series 2005-294 Class FA
   5.500% due 03/15/20                                        507             507
   Series 2005-302 Class MB
   5.000% due 12/15/28                                        200             198
   Series 2005-306 Class PC
   5.000% due 02/15/29                                        620             613
   Series 2006-313 Class FP (E)
   Zero coupon due 04/15/36                                   474             483
   15 Year TBA (I)
   5.500%                                                   3,325           3,325
   30 Year TBA (I)
   5.000%                                                   6,775           6,544
   5.500%                                                   3,650           3,609
   6.000%                                                   1,945           1,958
Freddie Mac Gold
   6.000% due 2016                                             53              54
   5.000% due 2018                                            103             102
   5.500% due 2020                                          1,944           1,947
   5.500% due 2024                                            276             276
   8.500% due 2025                                             20              22
   8.500% due 2027                                            100             108
   7.000% due 2030                                             85              87
   7.222% due 2030 (E)                                          7               8
   7.500% due 2030                                            213             223
   8.000% due 2030                                             75              79
   7.000% due 2031                                            194             200
   7.500% due 2031                                             16              17
   8.000% due 2031                                             19              20
   7.500% due 2032                                            107             111
   5.000% due 2033                                            664             645
   7.000% due 2033                                             41              42
   Series 1998-191 Class IO
   Interest Only STRIP
   8.000% due 01/01/28                                         33               8
   Series 1998-194 Class IO
   Interest Only STRIP
   6.500% due 04/01/28                                        113              25
   Series 2001-212 Class IO
   Interest Only STRIP
   6.000% due 05/01/31                                         86              18
   Series 2001-215 Class IO
   Interest Only STRIP
   8.000% due 06/01/31                                         63              15
Freddie Mac Reference REMIC
   Series 2006-R00 Class AK
   5.750% due 12/15/18                                        692             696
Freddie Mac REMICS
   Series 2003-269 Class FE
   5.930% due 12/15/28                                        708             712
   Series 2004-277 Class KE
   3.500% due 12/15/17                                        100              99

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   Series 2006-323 Class PA
   6.000% due 03/15/26                                        695             705
GE Capital Commercial Mortgage Corp.
   Series 2002-1A Class A3
   6.269% due 12/10/35                                        305             320
   Series 2002-3A Class A1
   4.229% due 12/10/37                                      1,370           1,344
Ginnie Mae I
   10.500% due 2016                                            23              26
   11.000% due 2020                                            58              63
   10.000% due 2022                                            47              52
   7.500% due 2024                                             25              26
   7.500% due 2032                                             31              32
   30 Year TBA (I)
   5.500%                                                   2,300           2,290
Ginnie Mae II (E)
   4.750% due 2023                                             23              23
   5.125% due 2023                                             63              64
   4.750% due 2024                                            168             169
   5.125% due 2024                                            172             173
   4.750% due 2025                                              6               6
   5.375% due 2025                                            214             216
   5.125% due 2026                                             76              76
   4.750% due 2027                                            110             111
   5.125% due 2027                                              9               9
   5.375% due 2027                                            133             134
   5.375% due 2028                                              4               4
   5.375% due 2030                                            255             257
Global Signal Trust (p)
   Series 2004-2A Class A
   4.232% due 12/15/14                                        225             220
   Series 2006-1 Class B
   5.588% due 02/15/36                                        125             125
   Series 2006-1 Class C
   5.707% due 02/15/36                                        190             191
GMAC Mortgage Corp. Loan Trust
   Series 2005-AR2 Class 4A (E)
   5.185% due 05/25/35                                        370             364
   Series 2005-AR6 Class 3A1
   5.297% due 11/19/35                                        747             743
   Series 2006-HE3 Class A2
   5.799% due 10/25/36                                        165             165

 126  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Government National Mortgage Association (E)
   Series 1999-27 Class SE
   Interest Only STRIP
   3.270% due 08/16/29                                        163              15
   Series 1999-40 Class FE
   5.870% due 11/16/29                                        373             376
   Series 1999-44 Class SA
   Interest Only STRIP
   3.220% due 12/16/29                                        174              17
   Series 2000-29 Class S
   Interest Only STRIP
   3.170% due 09/20/30                                         47               3
   Series 2002-27 Class SA
   Interest Only STRIP
   2.670% due 05/16/32                                         65               4
Greenpoint Mortgage Funding Trust
   Series 2005-AR3 Class X1
   Interest Only STRIP
   1.273% due 08/25/45                                      2,368              75
   Series 2005-AR4 Class X4
   Interest Only STRIP
   0.097% due 10/25/45                                      3,152              99
   Series 2006-AR2 Class 3A2 (E)
   5.644% due 03/25/36                                        773             774
Greenwich Capital Commercial Funding Corp.
   Series 2004-GG1 Class A7
   5.317% due 06/10/36                                      1,115           1,118
   Series 2005-GG5 Class A41
   5.243% due 04/10/37                                      1,040           1,041
GS Mortgage Securities Corp. II
   Series 2006-FL8 Class A1 (E)(p)
   5.430% due 01/06/08                                        381             381
   Series 2006-GG6 Class A4
   5.553% due 04/10/38                                        285             290
   Series 2006-GG8 Class A4
   5.560% due 11/10/39                                        935             954
   Series 2006-GG8 Class AAB
   5.535% due 11/10/39                                        485             493
   Series 2006-RR2 Class A1 (p)
   5.816% due 01/07/36                                        305             309
GSMPS Mortgage Loan Trust (p)
   Series 1998-3 Class A
   7.750% due 09/19/27                                         54              57
   Series 1999-3 Class A
   8.000% due 08/19/29                                         90              95
   Series 2005-RP1 Class 1A3
   8.000% due 01/25/35                                        293             311
   Series 2005-RP1 Class 1A4
   8.500% due 01/25/35                                        158             167
   Series 2006-RP1 Class 1A3
   8.000% due 01/25/36                                        177             181

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
GSR Mortgage Loan Trust
   Series 2004-7 Class 1A1
   3.402% due 06/25/34                                        480             477
   Series 2005-AR6 Class 2A1 (E)
   4.540% due 09/25/35                                      1,514           1,496
   Series 2006-OA1 Class 2A1 (E)
   5.516% due 08/25/46                                        780             780
Harborview Mortgage Loan Trust
   Series 2005-10 Class 2A1A (E)
   5.630% due 11/19/35                                        774             776
   Series 2005-10 Class 2A1B (E)
   5.705% due 11/19/35                                        387             389
   Series 2005-14 Class 3A1A
   5.319% due 12/19/35                                        232             232
   Series 2005-16 Class 2A1A (E)
   5.560% due 01/19/36                                      1,241           1,244
   Series 2005-16 Class 3A1A (E)
   5.570% due 01/19/36                                      1,376           1,380
   Series 2005-16 Class 3A1B (E)
   5.665% due 01/19/36                                        573             575
   Series 2005-16 Class X1
   Interest Only STRIP
   2.080% due 01/19/36                                      2,097              61
   Series 2005-16 Class X3
   Interest Only STRIP
   1.820% due 01/19/36                                      5,980             161
   Series 2005-2 Class 2A1A (E)
   5.550% due 05/19/35                                        168             169
   Series 2005-2 Class X
   Interest Only STRIP
   1.412% due 05/19/35                                      3,578              87
   Series 2005-3 Class X2
   Interest Only STRIP
   1.112% due 06/19/35                                      3,360              76
   Series 2005-5 Class 2A1B (E)
   5.615% due 07/19/45                                        227             228
   Series 2006-1 Class PO1
   Principal Only STRIP
   Zero coupon due 03/19/37                                     1               1
   Series 2006-1 Class X1
   Interest Only STRIP
   2.290% due 03/19/37                                      3,418             161
   Series 2006-12 Class 2A2A (E)
   5.510% due 12/19/37                                      1,500           1,500

                                                      Fixed Income III Fund  127

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   Series 2006-5 Class PO2
   Principal Only STRIP
   Zero coupon due 07/19/47                                    --              --
   Series 2006-5 Class X2
   Interest Only STRIP
   2.193% due 07/19/47                                      2,821             107
   Series 2006-7 Class 2A1B (E)
   5.580% due 08/19/46                                        631             632
   Series 2006-9 Class 2A1A (E)
   5.540% due 08/19/46                                        849             849
Impac CMB Trust (E)
   Series 2004-3 Class 1A
   5.570% due 06/25/34                                        111             111
Indymac Index Mortgage Loan Trust
   Series 2005-AR1 Class AX2
   Interest Only STRIP
   0.640% due 07/25/35                                      2,637              86
   Series 2005-AR2 Class 1A21
   5.882% due 12/25/35                                        325             326
   Series 2006-AR1 Class 4A2
   6.398% due 08/25/36                                        657             668
   Series 2006-AR6 Class 2A1B (E)
   5.635% due 06/25/47                                        837             840
   Series 2006-AR7 Class 5A1
   6.159% due 03/25/36                                        345             350
   Series 2006-FLX Class A1 (E)
   5.536% due 11/25/36                                        475             475
JP Morgan Chase Commercial Mortgage Securities
   Corp.
   Series 2002-C1 Class A3
   5.376% due 07/12/37                                        250             252
   Series 2003-C1 Class A2
   4.985% due 01/12/37                                        390             385
   Series 2004-LN2 Class A1
   4.475% due 07/15/41                                        562             548
   Series 2005-LDP Class A3A1
   4.871% due 10/15/42                                        505             497
   Series 2005-LDP Class A4
   4.918% due 10/15/42                                        250             244
   Series 2006-CB1 Class A4
   5.817% due 05/12/45                                        525             534
   Series 2006-LDP Class A4
   5.876% due 04/15/45                                        440             461
   5.561% due 05/15/45                                        700             704
   Series 2006-LDP Class AJ
   6.066% due 04/15/45                                        370             385
   Series 2006-RR1 Class A1 (p)
   5.457% due 10/18/52                                        270             271
JP Morgan Mortgage Trust
   Series 2005-A4 Class 1A1
   5.409% due 07/25/35                                        305             302

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   Series 2005-A6 Class 1A2
   5.151% due 09/25/35                                        475             477
LB-UBS Commercial Mortgage Trust
   Series 2002-C4 Class A5
   4.853% due 09/15/31                                      1,000             985
   Series 2004-C4 Class A3
   5.154% due 06/15/29                                      1,055           1,059
   Series 2006-C1 Class A4
   5.156% due 02/15/31                                      1,500           1,486
   Series 2006-C4 Class A4
   5.900% due 06/15/38                                        255             268
Lehman Brothers Floating Rate Commercial
   Mortgage Trust (E)(p)
   Series 2006-LLF Class A1
   5.400% due 09/15/21                                        387             387
Lehman Mortgage Trust
   Series 2005-2 Class 2A3
   5.500% due 12/25/35                                        355             354
   Series 2005-3 Class 1A3
   5.500% due 01/25/36                                      1,215           1,218
Lehman XS Trust (E)
   Series 2005-5N Class 3A1A
   5.624% due 11/25/35                                      1,171           1,172
   Series 2005-9N Class 1A1
   5.594% due 01/25/36                                      1,356           1,357
   Series 2006-16N Class A4A
   5.520% due 11/25/46                                      1,494           1,496
Luminent Mortgage Trust (E)
   Series 2006-1 Class A1
   5.564% due 04/25/36                                        594             595
   Series 2006-6 Class A1
   5.530% due 10/25/46                                        575             575
Mastr Adjustable Rate Mortgages Trust
   Series 2005-6 Class 7A1
   5.375% due 06/25/35                                        191             189
Mastr Alternative Loans Trust
   Series 2003-4 Class B1
   5.660% due 06/25/33                                        365             368
   Series 2003-6 Class 3A1
   8.000% due 09/25/33                                         34              35
   Series 2003-9 Class 1A1
   5.500% due 12/25/18                                        161             160
   Series 2004-10 Class 5A6
   5.750% due 09/25/34                                        410             410

 128  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   Series 2005-3 Class 7A1
   6.000% due 04/25/35                                        261             262
Mastr Asset Securitization Trust (E)
   Series 2003-11 Class 6A8
   5.820% due 12/25/33                                        805             809
   Series 2003-7 Class 4A35
   5.720% due 09/25/33                                        661             662
   Series 2004-4 Class 2A2
   5.770% due 04/25/34                                        265             265
Mastr Reperforming Loan Trust (p)
   Series 2005-1 Class 1A5
   8.000% due 08/25/34                                        234             247
   Series 2005-2 Class 1A4
   8.000% due 05/25/35                                        286             291
Mastr Specialized Loan Trust (p)
   Series 2005-2 Class A2
   5.150% due 07/25/35                                        173             169
Mellon Residential Funding Corp. (E)
   Series 2000-TBC Class A1
   5.570% due 06/15/30                                        352             349
Merrill Lynch Mortgage Investors, Inc. (E)
   Series 2005-A6 Class 2A1
   5.444% due 08/25/35                                        279             279
Merrill Lynch Mortgage Trust
   Series 2002-MW1 Class J (p)
   5.695% due 07/12/34                                        185             179
   Series 2004-MKB Class A2
   4.353% due 02/12/42                                        615             603
   Series 2005-GGP Class E (p)
   4.330% due 11/15/10                                        105             104
   Series 2005-GGP Class F (p)
   4.351% due 11/15/10                                        105             104
MLCC Mortgage Investors, Inc. (E)
   Series 2004-HB1 Class A2
   5.930% due 04/25/29                                        157             157
Morgan Stanley Capital I
   Series 1999-FNV Class G (p)
   6.120% due 03/15/31                                        130             131
   Series 2005-IQ1 Class AAB
   5.178% due 09/15/42                                        810             808
   Series 2006-HQ8 Class A4
   5.388% due 03/12/44                                        385             390
   Series 2006-HQ9 Class A4
   5.731% due 07/20/44                                        480             495
Morgan Stanley Dean Witter
   Capital I (p)
   Series 2001-TOP Class E
   7.552% due 02/15/33                                        100             106
Morgan Stanley Mortgage Loan Trust
   Series 2006-11 Class 1A6
   6.231% due 08/25/36                                        530             543

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   Series 2006-2 Class 6A
   6.500% due 02/25/36                                        222             225
Nomura Asset Acceptance Corp.
   Series 2005-WF1 Class 2A2
   4.786% due 03/25/35                                        415             409
   Series 2006-AF1 Class 1A2
   6.159% due 05/25/36                                        465             469
Prime Mortgage Trust
   Series 2004-CL1 Class 1A1
   6.000% due 02/25/34                                         78              79
   Series 2004-CL1 Class 1A2 (E)
   5.720% due 02/25/34                                         53              53
   Series 2004-CL1 Class 2A2 (E)
   5.730% due 02/25/19                                         26              26
Residential Accredit Loans, Inc.
   Series 2004-QS5 Class A6 (E)
   5.920% due 04/25/34                                        139             140
   Series 2004-QS8 Class A4 (E)
   5.720% due 06/25/34                                        681             684
   Series 2005-QA1 Class A41
   5.725% due 09/25/35                                        216             217
   Series 2005-QA8 Class NB3
   5.504% due 07/25/35                                        444             446
   Series 2005-QS9 Class A6
   5.500% due 06/25/35                                        140             137
   Series 2006-QO1 Class 1A1 (E)
   5.584% due 02/25/46                                        272             272
   Series 2006-QO1 Class 2A1 (E)
   5.594% due 02/25/46                                        320             320
   Series 2006-QO6 Class A2 (E)
   5.554% due 06/25/46                                        794             793
   Series 2006-QS6 Class 1A13
   6.000% due 06/25/36                                      1,070           1,078
Residential Asset Mortgage Products, Inc.
   Series 2004-SL1 Class A3
   7.000% due 11/25/31                                         70              71
   Series 2004-SL4 Class A3
   6.500% due 07/25/32                                        148             151
   Series 2005-SL1 Class A2
   6.000% due 05/25/32                                        217             222
Residential Asset Securities Corp. (E)
   Series 2003-KS4 Class AIIB
   5.610% due 06/25/33                                        187             187

                                                      Fixed Income III Fund  129

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Residential Asset Securitization Trust (E)
   Series 2003-A15 Class 1A2
   5.770% due 02/25/34                                        793             796
Residential Funding Mortgage Securities II
   Series 2003-S14 Class A5 (E)
   5.720% due 07/25/18                                        783             786
   Series 2003-S20 Class 1A7 (E)
   5.820% due 12/25/33                                        213             213
   Series 2003-S5 Class 1A2 (E)
   5.770% due 11/25/18                                        401             404
   Series 2006-SA3 Class 3A1
   6.093% due 09/25/36                                        521             526
   Series 2006-SA4 Class 2A1
   6.164% due 10/25/36                                        505             509
Sequoia Mortgage Trust (E)
   Series 2004-3 Class A
   5.670% due 04/20/34                                      1,032           1,032
Small Business Administration Participation
   Certificates
   Series 2005-20G Class 1
   4.750% due 07/01/25                                      1,518           1,476
Structured Adjustable Rate Mortgage Loan Trust
   Series 2004-18 Class 5A
   5.500% due 12/25/34                                        170             168
   Series 2005-22 Class 4A2
   5.382% due 12/25/35                                         57              56
   Series 2006-5 Class 5A4
   6.413% due 06/25/36                                        116             115
Structured Asset Mortgage Investments, Inc. (E)
   Series 2006-AR1 Class 2A1
   5.560% due 02/25/36                                      1,943           1,946
   Series 2006-AR2 Class A2
   5.640% due 02/25/36                                        553             554
   Series 2006-AR3 Class 11A2
   5.594% due 04/25/36                                        957             957
   Series 2006-AR3 Class 3A1
   5.514% due 02/25/36                                        418             419
   Series 2006-AR8 Class A1A
   5.520% due 03/25/36                                      1,850           1,850
Structured Asset Securities Corp.
   Series 2002-22H Class 1A
   6.973% due 11/25/32                                         34              35
   Series 2004-12H Class 1A
   6.000% due 05/25/34                                        146             146
   Series 2004-21X Class 1A3
   4.440% due 12/25/34                                      1,105           1,090
   Series 2005-6 Class B2
   5.344% due 05/25/35                                         98              94

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Thornburg Mortgage Securities Trust (E)
   Series 2006-5 Class A1
   5.450% due 08/25/36                                      2,470           2,465
Tobacco Settlement Authority of Iowa
   6.500% due 06/01/23                                        100             100
Wachovia Bank Commercial Mortgage Trust
   Series 2005-C16 Class A2
   4.380% due 10/15/41                                      1,095           1,073
   Series 2005-C21 Class A4
   5.370% due 10/15/44                                      1,500           1,497
   Series 2006-WL7 Class A1 (E)(p)
   5.490% due 08/11/18                                      1,600           1,600
Washington Mutual Alternative Mortgage
   Pass-Through Certificates
   Series 2005-4 Class CB11
   5.500% due 06/25/35                                        220             216
   Series 2006-2 Class 2CB
   6.500% due 03/25/36                                        309             313
   Series 2006-5 Class 2CB3
   6.000% due 07/25/36                                        490             495
   Series 2006-5 Class LB1
   6.000% due 07/25/36                                        224             224
   Series 2006-AR2 Class A1A (E)
   5.222% due 04/25/46                                        662             662
   Series 2006-AR5 Class 3A (E)
   5.503% due 07/25/46                                        356             357
   Series 2006-AR7 Class A1A (E)
   5.483% due 09/25/46                                        947             948
   Series 2006-AR8 Class 2A (E)
   5.413% due 09/25/46                                        997             994
   Series 2006-AR9 Class 2A (E)
   5.504% due 11/25/46                                      1,000           1,000
Washington Mutual Mortgage
   Pass-Through Certificates (E)
   Series 2005-AR1 Class A1B3
   5.674% due 12/25/45                                        657             659
Washington Mutual, Inc.
   Series 2003-AR4 Class A7 (E)
   3.950% due 05/25/33                                         41              40
   Series 2003-S9 Class A2 (E)
   5.870% due 10/25/33                                        725             728

 130  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
   Series 2004-AR1 Class A2C (E)
   5.698% due 07/25/44                                         78              78
   Series 2004-AR1 Class A3 (E)
   5.698% due 10/25/44                                         57              57
   Series 2004-AR1 Class X
   Interest Only STRIP
   0.547% due 07/25/44                                      2,984              54
   0.376% due 10/25/44                                      4,541              81
   Series 2004-AR8 Class X
   Interest Only STRIP
   0.548% due 06/25/44                                      1,759              28
   Series 2004-CB3 Class 1A
   6.000% due 10/25/34                                         93              93
   Series 2004-CB3 Class 4A
   6.000% due 10/25/19                                        245             248
   Series 2005-AR1 Class 1A1
   4.839% due 10/25/35                                        584             576
   Series 2005-AR1 Class A1A1
   5.614% due 10/25/45                                        853             858
   5.600% due 12/25/45 (E)                                    803             805
   Series 2005-AR1 Class A1B1
   5.614% due 08/25/45                                        208             209
   5.584% due 10/25/45                                        395             396
   5.574% due 11/25/45 (E)                                    401             403
   5.574% due 12/25/45 (E)                                    351             352
   Series 2005-AR6 Class B3 (E)
   5.980% due 04/25/45                                        423             423
   Series 2005-AR8 Class 2A1A (E)
   5.610% due 07/25/45                                        876             879
   Series 2005-AR8 Class 2AB3 (E)
   5.684% due 07/25/45                                        350             352
   Series 2006-AR1 Class 1A (E)
   5.443% due 10/25/46                                      1,000           1,000
   Series 2006-AR1 Class 1A1
   5.980% due 09/25/36                                        563             569
   Series 2006-AR1 Class 1A4
   5.668% due 11/25/36                                        665             663
   Series 2006-AR1 Class 3A1A (E)
   5.352% due 09/25/46                                        996             996
   Series 2006-AR4 Class 1A1B (E)
   5.372% due 05/25/46                                        684             684
   Series 2006-AR7 Class 1A (E)
   5.543% due 07/25/46                                        299             299
   Series 2006-AR8 Class 1A5
   5.941% due 08/25/46                                        104             105
   Series 2006-AR8 Class 2A3 (E)
   6.166% due 08/25/46                                         71              72

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Wells Fargo Mortgage Backed Securities Trust
   Series 2004-I Class 1A1
   3.379% due 07/25/34                                        208             209
   Series 2004-T Class A1 (E)
   3.458% due 09/25/34                                        221             221
   Series 2005-12 Class 1A7
   5.500% due 11/25/35                                        511             496
   Series 2005-14 Class 2A1
   5.500% due 12/25/35                                      1,000             978
   Series 2005-17 Class 1A1
   5.500% due 01/25/36                                        639             625
   Series 2005-17 Class 1A2
   5.500% due 01/25/36                                        399             393
   Series 2006-1 Class A3
   5.000% due 03/25/21                                        363             356
   Series 2006-2 Class 2A3
   5.500% due 03/25/36                                        949             948
   Series 2006-2 Class 3A1
   5.750% due 03/25/36                                        542             537
   Series 2006-4 Class 1A8
   5.750% due 04/25/36                                        292             295
   Series 2006-AR1 Class 1A2 (E)
   6.050% due 09/25/36                                        332             334
   Series 2006-AR1 Class 5A1 (E)
   5.606% due 07/25/36                                        480             481
   Series 2006-AR1 Class A7
   5.539% due 08/25/36                                        606             605
   Series 2006-AR2 Class 2A1
   4.950% due 03/25/36                                        656             650
   Series 2006-AR4 Class 1A1 (E)
   5.868% due 04/25/36                                        656             656
   Series 2006-AR4 Class 2A1 (E)
   5.791% due 04/25/36                                        982             980
   Series 2006-AR5 Class 2A1 (E)
   5.549% due 04/25/36                                        398             400
Zuni Mortgage Loan Trust (E)
   Series 2006-OA1 Class A1
   5.615% due 08/25/36                                        596             595
                                                                     ------------
                                                                          365,065
                                                                     ------------

Municipal Bonds - 0.3%
Badger TOB Asset Securitization Corp. Revenue
   Bonds, weekly demand
   6.375% due 06/01/32                                        800             869

                                                      Fixed Income III Fund  131

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
California State University Revenue Bonds,
   weekly demand (u)
   5.000% due 11/01/30                                        140             149
City of Colorado Springs Colorado Revenue Bonds,
   weekly demand
   5.000% due 11/15/33                                        200             209
Golden State Tobacco Securitization Corp.
   Revenue Bonds, weekly demand
   6.250% due 06/01/33                                        435             485
New Jersey Economic Development Authority
   Revenue Bonds, weekly demand
   5.750% due 06/15/34                                        235             252
New York State Urban Development Corp. Revenue
   Bonds, weekly demand (u)
   5.250% due 03/15/34                                        180             195
State of California General Obligation
   Unlimited, weekly demand
   5.000% due 02/01/33                                        100             104
State of Illinois General Obligation Unlimited
   5.100% due 06/01/33                                        150             145
State of Oregon General Obligation Unlimited
   5.892% due 06/01/27                                        175             185
State of Texas General Obligation Unlimited,
   weekly demand
   4.750% due 04/01/35                                        250             257
West Virginia Economic Development Authority
   Revenue Bonds (u)
   5.370% due 07/01/20                                         65              65
                                                                     ------------
                                                                            2,915
                                                                     ------------

Non-US Bonds - 0.9%
Argentina Government International Bond
   Series dis
   5.830% due 12/31/33                              ARS       500             207
Brazilian Government International Bond
   12.500% due 01/05/16                             BRL       568             269
Colombia Government International Bond
   12.000% due 10/22/15                             COP 1,094,000             559
Deutsche Bundesrepublik
   Series 01
   5.000% due 07/04/11                              EUR       211             284

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Federative Republic of Brazil
   12.500% due 01/05/22                             BRL     1,011             476
Mexican Bonos
   Series M 20
   10.000% due 12/05/24                             MXN     5,585             610
Poland Government Bond
   Series 1015
   6.250% due 10/24/15                              PLN       376             133
Province of Ontario
   4.500% due 03/08/15                              CAD       285             259
Province of Quebec Canada
   5.000% due 12/01/15                              CAD       490             457
Quebec Residual
   Zero coupon due 12/01/36                         CAD       880             193
Queensland Treasury Corp.
   Series 15G
   6.000% due 10/14/15                              AUD       912             710
South Africa Government Bond
   Series R157
   13.500% due 09/15/15                             ZAR     1,000             182
Sweden Government Bond
   Series 1047
   5.000% due 12/01/20                              SEK       655             103
   Series 1048
   4.000% due 12/01/09                              SEK     2,260             317
   Series 1049
   4.500% due 08/12/15                              SEK     1,090             160
United Kingdom Gilt
   5.750% due 12/07/09                              GBP       900           1,758
   8.000% due 09/27/13                              GBP       334             763
                                                                     ------------
                                                                            7,440
                                                                     ------------

United States Government Agencies - 4.8%
Fannie Mae
   4.200% due 03/24/08 (N)                                  3,500           3,459
   4.050% due 02/06/09                                      4,300           4,217
   4.150% due 09/10/09 (N)                                  4,000           3,924
   3.875% due 02/15/10 (N)                                  1,075           1,043
   4.125% due 05/12/10                                      2,800           2,733
   4.375% due 06/21/10                                      2,500           2,452
   5.050% due 02/07/11                                      2,200           2,214
   Zero coupon due 10/09/19                                   695             345
Federal Home Loan Bank
   4.800% due 05/02/08                                      5,800           5,789
   Series 577 (N)
   4.500% due 09/26/08                                      5,500           5,460

 132  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Federal Home Loan Bank System
   5.375% due 08/19/11 (N)                                    240             245
   5.310% due 12/28/12                                      1,800           1,837
   Series IY08
   3.400% due 03/18/08                                      2,000           1,958
Financing Corp.
   Principal Only STRIP
   Series 1
   Zero coupon due 05/11/16                                   130              81
   Series 12P
   Zero coupon due 12/06/18                                   445             243
   Series 13
   Zero coupon due 12/27/16                                   450             273
   Series 13P
   Zero coupon due 12/27/18                                 1,195             649
   Series 16P
   Zero coupon due 04/05/19                                   475             254
   Series 19
   Zero coupon due 06/06/16                                   380             237
   Series 3P
   Zero coupon due 11/30/17                                   275             159
   Series 5P
   Zero coupon due 02/08/18                                   115              66
   Series 8P
   Zero coupon due 08/03/18                                 1,030             573
   Series 9P
   Zero coupon due 10/06/17                                   495             288
   Series C-P
   Zero coupon due 11/30/17                                   570             329
   Series E-P
   Zero coupon due 11/02/18                                   240             132
Freddie Mac
   3.450% due 03/12/08                                      2,000           1,959
   4.750% due 01/19/16                                        100              98
   Series * (N)
   2.750% due 03/15/08                                        280             272
                                                                     ------------
                                                                           41,289
                                                                     ------------

United States Government Treasuries - 8.0%
United States Treasury Inflation Indexed Bonds
   (N)
   2.375% due 04/15/11                                        746             742
   3.375% due 01/15/12                                      2,096           2,191
   3.000% due 07/15/12                                      1,259           1,298
   1.875% due 07/15/13                                        333             322
   2.000% due 01/15/14                                        331             323
   2.000% due 07/15/14                                      4,738           4,615
   1.875% due 07/15/15                                      2,201           2,119
   2.000% due 01/15/16                                        719             699
   2.500% due 07/15/16                                      4,215           4,276
   2.375% due 01/15/25                                        757             766
   2.000% due 01/15/26                                      2,234           2,135
   3.625% due 04/15/28                                        504             623

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
United States Treasury Notes
   4.375% due 12/31/07 (N)                                  6,135           6,100
   4.875% due 08/31/08 (N)                                  3,300           3,308
   4.500% due 02/28/11 (N)                                    660             658
   5.125% due 06/30/11 (N)                                    350             358
   4.500% due 09/30/11 (N)                                  3,030           3,019
   3.875% due 02/15/13 (N)                                  2,475           2,381
   Principal Only STRIP
   Zero coupon due 11/15/13                                   555             403
   4.250% due 08/15/15                                      3,140           3,061
   4.875% due 08/15/16 (N)                                  1,575           1,608
   8.125% due 08/15/19 (N)                                  4,950           6,539
   Principal Only STRIP
   Zero coupon due 11/15/21 (N)                             5,670           2,742
   7.625% due 02/15/25 (N)                                  1,450           1,941
   6.000% due 02/15/26 (N)                                  6,855           7,867
   6.375% due 08/15/27 (N)                                    745             898
   6.125% due 08/15/29 (N)                                  4,810           5,696
   4.500% due 02/15/36 (N)                                  2,550           2,461
                                                                     ------------
                                                                           69,149
                                                                     ------------

TOTAL LONG-TERM INVESTMENTS
(cost $728,712)                                                           734,801
                                                                     ------------

COMMON STOCKS - 0.1%
Financial Services - 0.1%
Emerging Market Local Currency Fund (AE)                   95,227           1,092
Pacific Investment Management Co.
   Series High Yield Portfolio Institutional                6,898              58
                                                                     ------------

TOTAL COMMON STOCKS
(cost $1,118)                                                               1,150
                                                                     ------------

PREFERRED STOCKS - 0.3%
Financial Services - 0.2%
Bank of America Corp. (AE)(E)                              15,000             375
DG Funding Trust (E)(A)                                       118           1,256
                                                                     ------------
                                                                            1,631
                                                                     ------------

Producer Durables - 0.0%
Nexen, Inc.                                                 4,055             104
                                                                     ------------

                                                      Fixed Income III Fund  133

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Utilities - 0.1%
Rural Cellular Corp. (AE)                                     378             459
                                                                     ------------
TOTAL PREFERRED STOCKS
(cost $2,167)                                                               2,194
                                                                     ------------

WARRANTS & RIGHTS - 0.0%
Consumer Discretionary - 0.0%
Travelcenters of America, Inc. (AE)
   2009 Warrants                                               20              --
                                                                     ------------

Materials and Processing - 0.0%
Solutia, Inc. (AE)(p)
   2009 Warrants                                              450              --
                                                                     ------------

Miscellaneous - 0.0%
Mexico Government International
   Bond Value Recovery Rights (AE)                      1,300,000              24
                                                                     ------------

TOTAL WARRANTS & RIGHTS
(cost $40)                                                                     24
                                                                     ------------


                                                     NOTIONAL
                                                      AMOUNT
                                                        $
                                                 ----------------
OPTIONS PURCHASED - 0.1%
(Number of Contracts)
Eurodollar Futures
   Dec 2006 91.75 Put (49)                                 11,239              --
   Dec 2006 92.00 Put (95)                                 21,850               1
   Dec 2006 92.25 Put (117)                                26,983               1
   Dec 2006 92.50 Put (91)                                 21,044               1
   Dec 2006 92.75 Put (43)                                  9,971              --
   Mar 2007 92.00 Put (40)                                  9,200              --
   Mar 2007 92.25 Put (40)                                  9,225              --
   Jun 2007 91.25 Put (368)                                83,950               3
   Jun 2007 94.25 Put (294)                                69,274              13
   Jun 2007 94.50 Put (39)                                  9,214               5
   Sep 2007 90.50 Put (276)                                62,445               2
   Sep 2007 91.00 Put (15)                                  3,413              --
   Sep 2007 91.25 Put (94)                                 21,444               1
   Sep 2007 91.75 Put (87)                                 19,956               1
   Dec 2007 91.25 Put (152)                                34,675               1

Swaptions
(Fund Pays/Fund Receives)
   EUR Six Month LIBOR/EUR
   3.960%
   Jul 2007 0.00 Call (3)                                  12,762              54
   EUR Six Month LIBOR/EUR
   4.100%
   Jul 2007 0.00 Call (1)                                   5,105              19

                                                     NOTIONAL           MARKET
                                                      AMOUNT            VALUE
                                                        $                 $
---------------------------------------------------------------------------------
   GBP Six Month LIBOR/GBP
   5.080%
   Jun 2007 0.00 Call (1)                                     954               2
   GBP Six Month LIBOR/GBP
   5.10%
   Jun 2007 0.00 Call (1)                                   1,526              --
   USD Three Month LIBOR/USD
   4.800%
   Dec 2006 0.00 Call (1)                                   6,000               2
   USD Three Month LIBOR/USD
   5.170%
   Feb 2007 0.00 Call (1)                                   4,600              20
   USD Three Month LIBOR/USD
   5.000%
   Mar 2007 0.00 Call (2)                                   9,000              28
   USD Three Month LIBOR/USD
   5.080%
   Apr 2007 0.00 Call (1)                                   2,300              11
   USD Three Month LIBOR/USD
   5.200%
   May 2007 0.00 Call (2)                                  20,100             138
   USD Three Month LIBOR/USD
   5.250%
   Jun 2007 0.00 Call (2)                                  11,000              90
   USD Three Month LIBOR/USD
   5.500%
   Jun 2007 0.00 Call (1)                                   8,000             120
   USD Three Month LIBOR/USD
   5.250%
   Jul 2007 0.00 Call (1)                                  24,000             376
   USD Three Month LIBOR/USD
   5.370%
   Jul 2007 0.00 Call (1)                                   6,600              68
   USD Six Month LIBOR/USD
   4.850%
   Jul 2007 0.00 Call (1)                                  10,000              16

 134  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                     NOTIONAL           MARKET
                                                      AMOUNT            VALUE
                                                        $                 $
---------------------------------------------------------------------------------
   USD Three Month LIBOR/USD
   4.900%
   Oct 2007 0.00 Call (1)                                   7,000              36
                                                                     ------------

TOTAL OPTIONS PURCHASED
(cost $668)                                                                 1,009
                                                                     ------------


                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 24.7%
Abitibi-Consolidated, Inc.
   6.950% due 12/15/06                                        138             138
American General Finance Corp. (E)
   Series MTNG
   5.429% due 03/23/07                                        100             100
Arizona Public Service Co.
   6.750% due 11/15/06                                         60              60
AT&T Wireless Services, Inc.
   7.500% due 05/01/07                                      1,190           1,202
AT&T, Inc. (p)
   4.214% due 06/05/07                                        600             595
Bank of America Corp. (c)(z)
   5.260% due 12/18/06                                        600             596
Bank of Ireland Governor & Co. (c)(z)
   5.355% due 11/03/06                                      5,000           4,999
Barclays Bank PLC (z)
   5.343% due 01/29/07                                      2,000           2,005
Barclays US Funding Corp. (c)(z)
   5.300% due 11/15/06                                      3,500           3,493
Caesars Entertainment, Inc.
   9.375% due 02/15/07                                        330             332
Caterpillar Financial Services Corp. (E)
   Series MTNF
   5.463% due 08/20/07                                        155             155
CC Funding Trust I
   6.900% due 02/16/07                                        230             231
Centex Corp. (E)
   Series MTNE
   5.739% due 08/01/07                                        245             245
Comcast Cable Communications, Inc.
   8.375% due 05/01/07                                         40              41
DaimlerChrysler NA Holding Corp. (E)
   Series MTND
   5.740% due 11/17/06                                        900             900
Danske Corp. (z)
   5.270% due 12/27/06 (c)                                  2,100           2,083
   5.240% due 01/30/07                                        900             888

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Dexia Delaware LLC (c)(z)
   5.270% due 11/10/06                                      2,900           2,896
   5.265% due 11/21/06                                      2,700           2,692
Donohue Forest Products
   7.625% due 05/15/07                                        200             200
Duke Energy Field Services LLC
   5.750% due 11/15/06                                         40              40
Enterprise Products Operating, LP
   Series B
   4.000% due 10/15/07                                        255             251
FedEx Corp.
   2.650% due 04/01/07                                         70              69
   5.579% due 08/08/07 (E)                                    400             401
Ford Motor Credit Co. (E)
   6.340% due 03/21/07                                        800             800
France Treasury Bills BTF
   Zero coupon due 11/30/06                         EUR       700             891
   Zero coupon due 12/21/06                         EUR       250             318
Freddie Mac Discount Notes (c)(z)
   Series RB
   5.080% due 11/14/06                                      3,145           3,139
GMAC LLC (E)
   6.407% due 01/16/07                                        200             200
Harrah's Operating Co., Inc.
   7.125% due 06/01/07                                        355             357
HBOS Treasury Services PLC (c)(z)
   5.260% due 12/08/06                                        900             895
Hilton Hotels Corp.
   7.950% due 04/15/07                                        110             111
Historic TW, Inc.
   8.180% due 08/15/07                                        105             107
Hyatt Equities LLC (p)
   6.875% due 06/15/07                                        140             141
International Bank for Reconstruction &
   Development
   Zero coupon due 08/20/07                         NZD       303             192
International Lease Finance Corp.
   3.750% due 08/01/07                                         35              35
IXIS Corp. (c)(z)
   5.270% due 11/08/06                                        700             699
JPMorgan Chase & Co.
   5.350% due 03/01/07                                         75              75

                                                      Fixed Income III Fund  135

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
Mandalay Resort Group
   Series B
   10.250% due 08/01/07                                       945             972
Marsh & McLennan Cos., Inc.
   5.375% due 03/15/07                                        415             415
   5.640% due 07/13/07 (E)(N)                                 265             265
MGM Mirage
   9.750% due 06/01/07                                        660             673
Mirage Resorts, Inc.
   6.750% due 08/01/07                                        205             206
Netherlands Government Bond
   Series 1
   5.750% due 02/15/07                              EUR       145             186
Norfolk Southern Corp.
   7.350% due 05/15/07                                        100             101
Northrop Grumman Corp.
   4.079% due 11/16/06                                         50              50
Panhandle Eastern Pipe Line
   Series B
   2.750% due 03/15/07                                         45              45
Pepco Holdings, Inc.
   5.500% due 08/15/07                                        385             385
Reynolds American, Inc. (p)
   6.500% due 06/01/07                                        145             146
Russell Investment Company
   Money Market Fund                                  137,479,000         137,479
Santander US Debt SA Universal (E)(p)
   5.400% due 09/21/07                                        900             901
Sempra Energy
   4.621% due 05/17/07                                        255             254
Skandinaviska Enskilda Banken (c)(z)
   5.255% due 12/08/06                                      5,300           5,271
St. Paul Travelers Cos., Inc. (The)
   5.010% due 08/16/07                                        460             457
Starwood Hotels & Resorts Worldwide, Inc.
   7.375% due 05/01/07                                         20              20
Swedbank (c)(z)
   5.360% due 11/01/06                                        500             500
   5.275% due 11/09/06                                      5,000           4,994
TELUS Corp.
   7.500% due 06/01/07                                        650             657
Total SA (c)(z)
   5.290% due 11/01/06                                      2,400           2,400
UBS Financial Del LLC (z)
   5.265% due 11/16/06 (c)                                  2,200           2,195
   5.245% due 01/08/07                                      1,300           1,287
Unicredito Italiano Bank (Ireland) PLC (z)
   5.250% due 01/19/07                                      1,000             988

                                                    PRINCIPAL           MARKET
                                                    AMOUNT ($)          VALUE
                                                    OR SHARES             $
---------------------------------------------------------------------------------
United States Treasury Bills (z)(sec.)
   4.898% due 12/07/06 (c)                                    200             199
   4.843% due 12/14/06 (c)                                    620             616
   4.914% due 12/14/06 (c)                                     20              20
   4.937% due 12/14/06 (c)                                    200             199
   5.297% due 01/11/07                                        200             198
   4.964% due 02/15/07                                         75              74
   5.035% due 02/15/07                                         50              49
   5.131% due 02/15/07                                        140             138
United States Treasury Inflation Indexed Bonds
   3.375% due 01/15/07                                      1,030           1,017
United States Treasury Notes (N)
   3.500% due 11/15/06                                      7,850           7,844
   3.125% due 05/15/07                                      3,900           3,860
Westpac Banking Corp. (z)
   5.245% due 01/24/07                                      5,500           5,433
                                                                     ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $213,115)                                                           213,066
                                                                     ------------

OTHER SECURITIES - 12.3%
Russell Investment Company
   Money Market Fund (X)                               27,101,728          27,102
State Street Securities Lending
   Quality Trust (X)                                   78,514,364          78,514
                                                                     ------------

TOTAL OTHER SECURITIES
(cost $105,616)                                                           105,616
                                                                     ------------

TOTAL INVESTMENTS - 122.9%
(identified cost $1,051,436)                                            1,057,860

OTHER ASSETS AND LIABILITIES,
NET - (22.9%)                                                            (196,942)
                                                                     ------------

NET ASSETS - 100.0%                                                       860,918
                                                                     ============

See accompanying notes which are an integral part of the financial statements.

 136  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Australian 3 Year Bond (Australia)
   expiration date 12/06 (34)                               6,763                (15)

Australian 10 Year Bond (Australia)
   expiration date 12/06 (18)                              10,201                 (8)

Euribor Futures
   expiration date 06/07 (13)                               3,987                 (4)

Euro-Bund Futures (Germany)
   expiration date 12/06 (16)                               2,406                 10

Eurodollar Futures (CME)
   expiration date 12/06 (192)                             45,425               (282)
   expiration date 03/07 (267)                             63,266               (216)
   expiration date 06/07 (371)                             88,066                 60
   expiration date 09/07 (590)                            140,309                261
   expiration date 12/07 (426)                            101,436                236
   expiration date 03/08 (15)                               3,573                  2

Euro-Schatz Bond Futures
   expiration date 12/06 (30)                               3,978                 (7)

Three Month LIBOR Futures
   expiration date 09/07 (2)                                  451                 (1)
   expiration date 12/07 (14)                               3,161                 (2)
   expiration date 03/08 (5)                                1,129                 (1)
   expiration date 06/08 (4)                                  904                 (1)
   expiration date 09/08 (6)                                1,356                 (1)

Three Month Short Sterling Interest Rate Futures
   (UK)
   expiration date 03/07 (36)                               8,121                 (6)

United States Treasury
   2 Year Notes
   expiration date 12/06 (125)                             25,551                 32

United States Treasury
   5 Year Notes
   expiration date 12/06 (381)                             40,219                174

United States Treasury
   10 Year Notes
   expiration date 12/06 (432)                             46,751                537
   expiration date 03/07 (1)                                  108                  1

United States Treasury Bonds
   expiration date 12/06 (160)                             18,025                290

------------------------------------------------------------------------------------
                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $

Short Positions
Bankers Acceptance Futures (Canada)
   expiration date 03/07 (37)                               7,907                  4

Euro-Bobl Futures (Germany)
   expiration date 12/06 (106)                             14,843                 (1)

Japanese 10 Year Bond (Japan)
   expiration date 12/06 (12)                              13,775                (33)

Long Gilt Bond (UK)
   expiration date 12/06 (2)                                  420                 46

United States Treasury
   2 Year Notes
   expiration date 12/06 (43)                               8,789                 (4)

United States Treasury
   5 Year Notes
   expiration date 12/06 (165)                             17,418                (74)

United States Treasury
   10 Year Notes
   expiration date 12/06 (180)                             19,479               (169)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts (a)                                                    828
                                                                     ===============

  See accompanying notes which are an integral part of the financial statements.

                                                      Fixed Income III Fund  137

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Eurodollar Futures
   Dec 2006 95.00 Put (21)                                  4,988                (19)
   Mar 2007 94.75 Put (7)                                   1,658                 (2)
   Mar 2007 95.25 Put (8)                                   1,905                (10)

Swaptions
(Fund Receives/Fund Pays)
   EUR Six Month LIBOR/EUR 4.100%
   Jul 2007 0.00 Call (2)                                   2,553                (29)
   EUR Six Month LIBOR/EUR 4.100%
   Jul 2007 0.00 Call (1)                                   2,553                (32)
   EUR Six Month LIBOR/EUR 4.230%
   Jul 2007 0.00 Call (1)                                   2,553                (33)
   GBP Six Month LIBOR/GBP 4.850%
   Jun 2007 0.00 Call (1)                                     191                 (2)
   GBP Six Month LIBOR/GBP 4.850%
   Jun 2007 0.00 Call (1)                                     382                 (4)
   GBP Six Month LIBOR/GBP
   4.500%
   Dec 2006 0.00 Put (1)                                    6,295                (53)
   USD Three Month LIBOR/USD 4.850%
   Dec 2006 0.00 Call (1)                                   3,000                 (4)
   USD Three Month LIBOR/USD 5.240%
   Feb 2007 0.00 Call (1)                                   2,000                (24)
   USD Three Month LIBOR/USD 5.040%
   Mar 2007 0.00 Call (2)                                   4,000                (29)
   USD Three Month LIBOR/USD 5.220%
   Apr 2007 0.00 Call (1)                                   1,000                (13)
   USD Three Month LIBOR/USD 5.320%
   May 2007 0.00 Call (1)                                   4,400                (73)
   USD Three Month LIBOR/USD 5.300%
   May 2007 0.00 Call (1)                                   4,000                (66)
   USD Three Month LIBOR/USD 5.330%
   Jun 2007 0.00 Call (1)                                   1,000                (18)

------------------------------------------------------------------------------------
                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
   USD Three Month LIBOR/USD 5.340%
   Jun 2007 0.00 Call (1)                                   4,000                (77)
   USD Three Month LIBOR/USD 5.600%
   Jun 2007 0.00 Call (1)                                   3,000                 --
   USD Three Month LIBOR/USD 5.500%
   Jul 2007 0.00 Call (1)                                   2,200                (66)
   USD Three Month LIBOR/USD 5.370%
   Jul 2007 0.00 Call (1)                                  10,000               (202)
   USD Six Month LIBOR/USD 4.950%
   Jul 2007 0.00 Call (1)                                   2,200                (24)
   USD Six Month LIBOR/USD 5.010%
   Oct 2007 0.00 Call (1)                                   3,000                (40)

United States Treasury Bonds
   Nov 2006 111.00 Call (25)                                2,775                (43)
   Nov 2006 104.00 Put (25)                                 2,600                 --

United States Treasury Notes
   2 Year Futures
   Nov 2006 101.75 Put (297)                               60,440                (10)

   10 Year Futures
   Nov 2006 109.00 Call (3)                                   327                 --
   Nov 2006 106.00 Put (3)                                    318                 --
                                                                     ---------------

Total Liability for Options Written
   (premiums received $654)                                                     (873)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 138  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD             730   AUD              948    11/02/06                  4
USD             820   AUD            1,091    12/20/06                 23
USD           1,793   AUD            2,348    12/20/06                 23
USD           2,436   AUD            3,187    12/20/06                 28
USD             554   CAD              624    11/02/06                  2
USD             312   CAD              355    11/30/06                  5
USD             888   CAD              988    12/20/06                 (7)
USD             210   CNY            1,625    03/19/07                 (1)
USD             889   EUR              698    11/01/06                  2
USD              54   EUR               42    11/02/06                 --
USD              83   EUR               65    11/02/06                 --
USD             135   EUR              105    11/02/06                 (1)
USD             141   EUR              110    11/02/06                 --
USD             141   EUR              110    11/02/06                 (1)
USD             152   EUR              118    11/02/06                 (1)
USD             161   EUR              125    11/02/06                 (1)
USD             200   EUR              155    11/02/06                 (2)
USD             201   EUR              155    11/02/06                 (3)
USD             217   EUR              171    11/02/06                  1
USD             245   EUR              190    11/02/06                 (3)
USD             238   EUR              186    12/06/06                 --
USD           1,777   EUR            1,395    12/20/06                  9
USD           1,792   EUR            1,423    12/20/06                 30
USD             243   EUR              190    02/02/07                  1
USD             434   EUR              340    03/23/07                  3
USD             763   GBP              401    11/02/06                  2
USD             240   GBP              129    11/30/06                  6
USD             888   GBP              468    12/20/06                  5
USD           2,879   GBP            1,534    12/20/06                 49
USD           2,902   GBP            1,534    12/20/06                 26
USD               3   JPY              355    11/02/06                 --
USD              91   JPY           10,615    11/02/06                 --
USD             104   JPY           11,930    11/02/06                 (2)
USD             167   JPY           19,001    11/02/06                 (5)
USD             188   JPY           21,625    11/02/06                 (3)
USD             189   JPY           21,505    11/02/06                 (5)
USD             220   JPY           24,898    11/02/06                 (7)
USD             241   JPY           28,430    11/02/06                  2
USD             678   JPY           76,721    11/02/06                (22)
USD           1,002   JPY          113,434    11/02/06                (32)
USD           2,195   JPY          250,019    11/15/06                (53)
USD           2,201   JPY          250,018    11/15/06                (54)
USD           2,021   JPY          234,000    12/06/06                (10)
USD             501   JPY           58,000    12/20/06                 (2)
USD             889   JPY          103,847    12/20/06                  5

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD           2,120   JPY          246,400    12/20/06                  2
USD             247   JPY           28,430    02/02/07                 --
USD             733   JPY           84,623    02/02/07                 --
USD           1,015   JPY          116,967    02/02/07                 (2)
USD             570   NOK            3,695    12/20/06                 (3)
USD             896   NOK            5,990    12/20/06                 23
USD             184   NZD              275    11/02/06                 --
USD             888   NZD            1,363    12/20/06                 23
USD             896   NZD            1,361    12/20/06                 14
USD             168   PLN              509    11/02/06                 --
USD             435   SEK            3,138    11/02/06                 --
USD             888   SEK            6,453    12/20/06                  9
USD           1,620   SEK           11,729    12/20/06                 11
USD             153   SEK            1,099    12/21/06                 --
USD              79   SGD              125    11/27/06                  1
USD              77   TWD            2,493    11/22/06                 (2)
AUD             948   USD              725    11/02/06                (10)
AUD           1,176   USD              883    12/20/06                (26)
AUD           1,193   USD              889    12/20/06                (34)
AUD           1,195   USD              888    12/20/06                (36)
AUD             948   USD              728    02/02/07                 (4)
BRL           3,955   USD            1,797    02/02/07                (18)
CAD             624   USD              553    11/02/06                 (2)
CAD             915   USD              820    12/20/06                  3
CAD             929   USD              841    12/20/06                 12
CAD             624   USD              556    02/02/07                 (2)
CHF           1,130   USD              896    12/20/06                (18)
CHF           3,179   USD            2,579    12/20/06                  7
EUR             105   USD              135    11/02/06                  1
EUR             110   USD              141    11/02/06                  1
EUR             110   USD              141    11/02/06                  1
EUR             155   USD              200    11/02/06                  2
EUR             155   USD              200    11/02/06                  2
EUR             160   USD              201    11/02/06                 (3)
EUR             171   USD              220    11/02/06                  2
EUR             190   USD              242    11/02/06                 (1)
EUR             190   USD              246    11/02/06                  4
EUR           1,658   USD            2,136    12/06/06                 16
EUR             699   USD              891    12/08/06                 (3)
EUR             811   USD            1,034    12/08/06                 (3)
EUR             697   USD              888    12/20/06                 (4)
EUR           1,312   USD            1,677    12/20/06                 (4)
EUR           1,411   USD            1,793    12/20/06                (14)
EUR           1,425   USD            1,792    12/20/06                (33)
EUR              42   USD               54    02/02/07                 --

  See accompanying notes which are an integral part of the financial statements.

                                                      Fixed Income III Fund  139

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
GBP             401   USD              755    11/02/06                (10)
GBP             482   USD              896    12/20/06                (25)
GBP             401   USD              763    02/02/07                 (2)
JPY           9,810   USD               84    11/02/06                 --
JPY          19,001   USD              168    11/02/06                  6
JPY          21,505   USD              189    11/02/06                  5
JPY          25,253   USD              217    11/02/06                  1
JPY          28,430   USD              244    11/02/06                 --
JPY          84,623   USD              723    11/02/06                 --
JPY         139,892   USD            1,199    11/02/06                  2
JPY          26,000   USD              224    12/06/06                 --
JPY          54,300   USD              471    12/20/06                  3
JPY         102,873   USD              888    12/20/06                  2
JPY         215,243   USD            1,852    12/20/06                 (2)
JPY         218,504   USD            1,881    12/20/06                 --
JPY         218,504   USD            1,882    12/20/06                  1
NOK          11,627   USD            1,777    12/20/06                 (7)
NZD             275   USD              170    11/02/06                (15)
NZD           1,285   USD              820    12/20/06                (39)
NZD           3,829   USD            2,462    12/20/06                (98)
NZD             275   USD              183    02/02/07                 --
PLN              19   USD                6    11/01/06                 --
PLN             509   USD              166    11/02/06                 (1)
PLN             509   USD              168    02/02/07                 --
SEK           1,010   USD              140    11/02/06                 --
SEK           2,128   USD              297    11/02/06                  2
SEK           6,415   USD              888    12/20/06                 (4)
SEK           6,562   USD              896    12/20/06                (15)
SEK           3,138   USD              437    02/02/07                 --
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                (273)
                                                           ==============

See accompanying notes which are an integral part of the financial statements.

 140  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

INDEX SWAP CONTRACTS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                    NOTIONAL                                              APPRECIATION
        FUND RECEIVES                COUNTER         AMOUNT            FUND PAYS          TERMINATION    (DEPRECIATION)
     UNDERLYING SECURITY              PARTY             $            FLOATING RATE            DATE             $
------------------------------   ----------------   ---------   -----------------------   ------------   --------------
CMBS AAA                                                        1 Month LIBOR
   10 Yr. Index                  Citibank               1,750      plus 0.235%              03/31/07                (73)
CMBS AAA                                                        1 Month LIBOR
   10 Yr. Index                  Goldman Sachs          1,250      plus 0.030%              09/28/07                (52)
                                                                Turkish Overnight
                                                                   Index Tuibon
Goldman Sachs Total Return       Citibank               5,277      plus 0.750%              07/17/08                (12)
Lehman Brothers                                                 1 Month USD LIBOR
   CMBS Index - AAA              Goldman Sachs          2,240      plus 0.050%              02/01/07                 33
                                                                                                         --------------
Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts                                          (104)
                                                                                                         ==============

INTEREST RATE SWAP CONTRACTS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
          COUNTER                 NOTIONAL                                                   TERMINATION       VALUE
           PARTY                   AMOUNT          FUND RECEIVES           FUND PAYS             DATE            $
----------------------------   --------------   -------------------   --------------------   ------------   -----------
Bank of America                  USD    5,500   5.600%                Three Month LIBOR        12/21/09              92
Bank of America                  USD    5,200   5.600%                Three Month LIBOR        12/21/09              68
Bank of America                  USD   12,100   5.470%                Three Month LIBOR        06/14/11             382
Bank of America                  USD   10,500   5.650%                Three Month LIBOR        12/20/13             351
Bank of America                  USD    4,000   5.500%                Three Month LIBOR        06/14/16             183
Bank of America                  USD    2,500   5.630%                Three Month LIBOR        06/16/36             175
Barclays Bank PLC                EUR    7,150   4.250%                Six Month LIBOR          07/20/16             244
Barclays Bank PLC                 EUR     600   4.300%                Six Month LIBOR          12/20/16              21
Barclays Bank PLC                 EUR     800   Six Month LIBOR       4.300%                   12/20/16             (27)
Barclays Bank PLC                EUR    1,250   4.550%                Six Month LIBOR          12/22/36             132
Barclays Bank PLC                 EUR     450   Six Month LIBOR       4.550% Fixed             12/22/36             (47)
Barclays Bank PLC                GBP    7,600   5.000%                Six Month LIBOR          06/15/07             (14)
Barclays Bank PLC                GBP    1,350   5.000%                Six Month LIBOR          12/20/16              20
Barclays Bank PLC                GBP      320   4.550%                Six Month LIBOR          12/22/36              24
Barclays Bank PLC                GBP      930   Six Month LIBOR       4.550% Fixed             12/22/36             (56)
Barclays Bank PLC                JPY  800,000   Six Month LIBOR       1.55% Fixed              12/20/11              53
Barclays Bank PLC                JPY  220,000   2.100%                Six Month LIBOR          12/20/16              31
Barclays Bank PLC                JPY  218,000   2.100%                Six Month LIBOR          12/20/16              22
Barclays Bank PLC                SEK   66,000   Three Month LIBOR     4.323%                   07/20/16            (431)
Barclays Bank PLC                SEK    5,600   Three Month LIBOR     4.350% Fixed             12/20/16              (8)
Barclays Bank PLC                USD    8,700   5.000%                Three Month LIBOR        12/20/08              (6)
Barclays Bank PLC                USD      600   5.000%                Three Month LIBOR        12/20/11              (1)
                                                                      Consumer Price Index
BNP Paribas                       EUR     900   2.090%                (France)                 10/15/10              12
Credit Suisse First Boston        EUR  25,270   Six Month LIBOR       3.959% Fixed             11/24/08             (42)
Credit Suisse First Boston        EUR  28,050   4.078%                Six Month LIBOR          11/22/11             329
Credit Suisse First Boston        EUR     650   4.300%                Six Month LIBOR          12/20/16              22
Credit Suisse First Boston       EUR    8,710   Six Month LIBOR       4.412% Fixed             11/22/21            (458)
Credit Suisse First Boston        EUR     600   Six Month LIBOR       4.550% Fixed             12/22/36             (63)
Credit Suisse First Boston       GBP      450   Six Month LIBOR       5.100%                   12/20/11               2
Credit Suisse First Boston       GBP    1,583   Six Month LIBOR       5.000%                   12/20/16             (23)

  See accompanying notes which are an integral part of the financial statements.

                                                      Fixed Income III Fund  141

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

INTEREST RATE SWAP CONTRACTS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
          COUNTER                 NOTIONAL                                                   TERMINATION       VALUE
           PARTY                   AMOUNT          FUND RECEIVES           FUND PAYS             DATE            $
----------------------------   --------------   -------------------   --------------------   ------------   -----------
Credit Suisse First Boston       GBP      430   4.550%                Six Month LIBOR          12/22/36              32
Credit Suisse First Boston       SEK    6,000   Three Month LIBOR     4.350%                   12/20/16             (16)
Credit Suisse First Boston       SEK    6,000   Three Month LIBOR     4.350% Fixed             12/20/16              18
Credit Suisse First Boston       USD    1,200   5.820%                Three Month LIBOR        09/22/36              98
Deutsche Bank                    USD   11,400   5.600%                Three Month LIBOR        12/20/11             224
Deutsche Bank                    USD    8,500   5.650%                Three Month LIBOR        12/20/13             225
Goldman Sachs                    USD      200   5.000%                Three Month LIBOR        12/20/36              (8)
JP Morgan                        GBP    1,700   4.950%                Six Month LIBOR          12/22/08             (23)
JP Morgan                        GBP      750   Six Month LIBOR       4.55% Fixed              12/22/36             (57)
Lehman Brothers                   EUR     800   Six Month LIBOR       4.300%                   12/20/16             (28)
Lehman Brothers                  GBP    1,700   Six Month LIBOR       4.950%                   12/22/08             (23)
Lehman Brothers                  GBP    4,100   4.500%                Six Month LIBOR          09/20/09            (107)
Lehman Brothers                  GBP      580   5.000%                Six Month LIBOR          12/20/16               9
Merrill Lynch                    GBP    5,600   4.500%                Six Month LIBOR          09/20/09            (146)
Merrill Lynch                    GBP      100   4.000%                Six Month LIBOR          12/15/35              (3)
Morgan Stanley                    EUR     900   6.000%                Six Month LIBOR          06/18/34             208
Royal Bank of Scotland           GBP      740   4.550%                Six Month LIBOR          12/22/36              56
Royal Bank of Scotland           JPY  447,000   Six Month LIBOR       1.850%                   12/20/13             (55)
Royal Bank of Scotland           USD    1,120   Three Month LIBOR     5.750%                   12/22/36             (82)
                                                                      Mexico Interbank 28
Salomon Smith Barney              MXN  63,000   8.100%                Day Deposit Rate         07/04/08              55
                                                                      Mexico Interbank 28
Salomon Smith Barney              MXN  40,630   7.820%                Day Deposit Rate         09/25/08               9
                                                                                                            -----------

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - $786                           1,373
                                                                                                            ===========

CREDIT DEFAULT SWAP CONTRACTS
----------------------------------------------------------------------------------------------------------------------
                                                    NOTIONAL                                               MARKET
          REFERENCE                  COUNTER         AMOUNT      FUND RECEIVES       TERMINATION           VALUE
            ENTITY                    PARTY             $          FIXED RATE            DATE                $
------------------------------   ----------------   ---------   ----------------   ----------------   ----------------
American International Group     JP Morgan              1,100        0.050%             12/20/07                    --
Brazilian Government             Salomon Smith
   International Bond            Barney                 1,500        1.500%              8/22/11                    20
Brazilian Government
   International Bond            Lehman Brothers        1,400        1.980%              3/20/16                    20
Core Investment Grade Bond       Bear Stearns           9,000        0.400%             12/20/11                   (11)
Core Investment Grade Bond       Bank of America        9,000        0.650%             12/20/16                   (38)
Dow Jones CDX High Volatility
   5 Index                       Goldman Sachs          1,000        0.850%             12/20/10                     7
Dow Jones CDX High Volatility
   Index                         UBS                    5,000        0.900%              6/20/10                    43
Ford Motor Credit Co.            UBS                      300        2.500%             12/20/06                     2
Ford Motor Credit Co.            JP Morgan                100        2.000%              3/20/07                     1
Mexico Government
   International Bond            JP Morgan                200        0.920%              3/20/16                     3
Russia International
   Government Bond               Morgan Stanley           100        0.460%              6/20/07                    --
SoftBank Corp.                   Deutsche Bank         16,000        2.300%              9/20/07                    41
                                                                                                      ----------------

Total Market Value of Open Credit Default Contracts Premiums Paid (Received) - ($112)                               88
                                                                                                      ================

See accompanying notes which are an integral part of the financial statements.

 142  Fixed Income III Fund

RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Asset-Backed Securities                                       6.9
Corporate Bonds and Notes                                    16.1
International Debt                                            5.2
Loan Agreements                                               0.8
Mortgage-Backed Securities                                   42.4
Municipal Bonds                                               0.3
Non-US Bonds                                                  0.9
United States Government Agencies                             4.8
United States Government Treasuries                           8.0
Common Stocks                                                 0.1
Preferred Stocks                                              0.3
Warrants & Rights                                              --*
Options Purchased                                             0.1
Short Term Investments                                       24.7
Other Securities                                             12.3
                                                  ---------------
Total Investments                                           122.9
Other Assets and Liabilities, Net                           (22.9)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.1
Options Written                                              (0.1)
Foreign Currency Exchange Contracts                           (--*)
Index Swap Contracts                                          (--*)
Interest Rate Swap Contracts                                  0.1
Credit Default Swaps                                           --*

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                      Fixed Income III Fund  143

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                EMERGING MARKETS - CLASS S++               MSCI EMF ***
                                                                ----------------------------               ------------
Inception*                                                                 10000                              10000
1997                                                                        9967                               9152
1998                                                                        7004                               6316
1999                                                                        8428                               9136
2000                                                                        7890                               8309
2001                                                                        6005                               6344
2002                                                                        6360                               6866
2003                                                                        9430                              10184
2004                                                                       11431                              12121
2005                                                                       15471                              16218
2006                                                                       20571                              21894

Emerging Markets Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 33.04%
5 Years                                27.92%S
10 Years                                7.48%S

Emerging Markets Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 32.64%
5 Years                                27.68%S
10 Years                                7.30%S

Emerging Markets Fund - Class C ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 31.63%
5 Years                                26.80%S
10 Years                                6.70%S

MSCI Emerging Markets Free Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 35.00%
5 Years                                28.11%S
10 Years                                 N/A

 144  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Emerging Markets Fund Class S, Class E and Class C Shares gained 33.04%, 32.64% and 31.63%, respectively. This compared to the MSCI Emerging Markets Free Index(SM), which gained 35.00% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Emerging Markets Funds Average returned 34.38%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund's underperformance during this period was primarily driven by a weak second quarter of 2006 when three of the largest countries to which the Fund was overweight (Turkey, South Africa and Brazil) had large negative returns. More generally, over the fiscal year, the Fund's underweight to India and China and weak stock selection in Korea and India detracted from performance.

During the year, the Fund had a relatively neutral position to the top two performing emerging market sectors, industrials and financial services. Stock selection within the financial services sector was a significant positive. Energy was the third best performing sector, which was boosted by strong oil prices throughout the year. On average the Fund had a significant overweight to energy stocks and this was a large contributor to the Fund's performance. The Fund's underweight to health care was also a positive contributor to performance, as this small sector, which is dominated by Teva Pharmaceuticals, significantly underperformed.

Overall sector allocation was positive. However stock selection detracted from performance, especially in consumer discretionary and telecommunications sectors. In terms of countries, the underweight to Israel, which is dominated by the health care stock, Teva Pharmaceuticals, an overweight to Indonesia, as well as good stock selection in Brazil, were the main positive contributors to Fund performance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The market environment during the fiscal period was generally a difficult one for the investment strategies employed in the Fund. Of the four money managers that were in the Fund for the full 12 month period, only Arrowstreet Capital, L.P. produced a positive return. T. Rowe Price International, Inc. and AllianceBernstein L.P. both significantly underperformed the benchmark with Genesis Asset Managers Limited marginally underperforming. The aggregate performance of Wells Capital Management Inc., who was terminated in the second quarter of 2006, and Harding Loevner Management, L.P., the latest addition to the Fund, contributed most positively to Fund performance.

Wells Capital Management Inc. made the largest positive contribution to Fund performance, primarily driven by a strong first quarter in 2006, when its large overweight position in energy and technology stocks added to returns.

T. Rowe Price had an extremely difficult second quarter of 2006 as it was overweight in many of the countries that did well in 2005, such as Egypt, Turkey and South Africa. These were some of the markets that underperformed the most over the second quarter, with Turkey and South Africa in particular suffering from sharp depreciation in their currencies. T. Rowe Price's performance improved after the second quarter of 2006.

Genesis Asset Managers, LLP struggled in this period because of weak stock selection in India largely due to its overweight to health care.

In the global sell-off in the second quarter, the emerging markets asset class was hit hard. Arrowstreet, a quantitative manager, held up well in this environment, but it underperformed significantly in the third quarter when there was a sell-off in the materials sector. Arrowstreet's performance was fairly volatile over the fiscal year, but it finished ahead of its benchmark.

AllianceBernstein was behind its benchmark during this period. Its portfolio suffered following a very strong period of performance during the last five year period in which it had been the strongest performing money manager in the Fund.

Harding, Loevner Management, L.P. performed well since it was added to the Fund at the end of June. Its focus on companies that it believes exhibit quality fundamentals led to strong stock selection in the financial services sector.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In June 2006, Wells Capital Management was replaced with Harding Loevner. Harding Loevner is a market-oriented money manager with a bottom-up focus that emphasizes companies it believes have high quality characteristics across a broad universe of emerging markets.

                                                      Emerging Markets Fund  145

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2006


AllianceBernstein, L.P.                     Value
Arrowstreet Capital, L.P.                   Market-Oriented
Genesis Asset Managers, LLP                 Market-Oriented
Harding Loevner Management, L.P.            Market-Oriented
T. Rowe Price International, Inc.           Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Assumes initial investment on November 1, 1996.

**     The Morgan Stanley Capital International Emerging Markets Free
       Index (net) is a market capitalization-weighted Index of over 850 stocks traded in 22 world markets.

*** The Morgan Stanley Capital International Emerging Markets Free Index (net) was linked to the Morgan Stanley Capital International Emerging Markets Free Index (gross) as of December 31, 1998.

++++ The Fund first issued Class E Shares on September 22, 1998. The returns shown for Class E Shares prior to September 22, 1998 are those of the Fund's Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, returns for that period would have been lower.

++++++ The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund's Class S Shares from November 1, 1996 to September 21, 1998, and the performance of the Fund's Class E Shares from September 22, 1998 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 146  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       961.00      $     1,011.64
Expenses Paid During
Period*                       $        13.30      $        13.64

* Expenses are equal to the Fund's annualized expense ratio of 2.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       964.30      $     1,015.48
Expenses Paid During
Period*                       $         9.56      $         9.80

* Expenses are equal to the Fund's annualized expense ratio of 1.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       966.10      $     1,016.69
Expenses Paid During
Period*                       $         8.38      $         8.59

* Expenses are equal to the Fund's annualized expense ratio of 1.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                      Emerging Markets Fund  147

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 89.1%
Austria - 0.1%
Raiffeisen International Bank Holding AG                8,900           1,018
                                                                 ------------

Bermuda - 0.4%
Brilliance China Automotive Holdings, Ltd. (AE)       338,000              52
Credicorp, Ltd. (N)                                    73,409           3,098
Shangri-La Asia, Ltd.                                 492,000           1,068
                                                                 ------------
                                                                        4,218
                                                                 ------------

Brazil - 7.8%
All America Latina Logistica SA                       230,000           2,008
Banco do Brasil SA                                    253,000           6,136
Banco Itau Holding Financeira SA - ADR                 82,700           2,746
Brasil Telecom Participacoes SA - ADR                  65,400           2,189
Centrais Eletricas Brasileiras SA                 151,505,400           3,191
Cia Brasileira de Distribuicao Grupo Pao de
   Acucar - ADR (N)                                    78,400           2,342
Cia de Bebidas das Americas - ADR                      31,400           1,371
Cia de Saneamento Basico do Estado de Sao Paulo    45,960,000           5,526
Cia Siderurgica Nacional SA                            95,533           2,967
Cia Vale do Rio Doce - ADR                            402,200           8,736
Cia Vale do Rio Doce - ADR (N)                        173,800           4,421
Companhia de Saneamento de Minas Gerais (AE)           72,000             671
Cyrela Brazil Realty SA                                66,500           1,354
EDP - Energias do Brasil SA                           104,500           1,439
Empresa Brasileira de Aeronautica SA - ADR (N)         20,400             849
Gerdau SA                                               7,300              91
Gerdau SA - ADR (N)                                   498,800           7,367
Gol Linhas Aereas Inteligentes SA - ADR (N)            69,000           2,149
Lojas Renner SA                                         7,500              94
Natura Cosmeticos SA                                  306,500           4,222
Perdigao SA                                           100,309           1,169
Petroleo Brasileiro SA                                134,656           2,980
Petroleo Brasileiro SA - ADR (AE)                      75,100           6,080
Petroleo Brasileiro SA - ADR (AE)(N)                   67,125           5,958
Souza Cruz SA                                           2,400              37
Tele Norte Leste Participacoes SA                      42,906           1,278
Tele Norte Leste Participacoes SA - ADR (N)           263,000           3,806
Unibanco - Uniao de Bancos Brasileiros SA (AE)        350,300           2,773
Unibanco - Uniao de Bancos Brasileiros SA - ADR        83,700           6,591
                                                                 ------------
                                                                       90,541
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Canada - 0.2%
First Quantum Minerals, Ltd.                           30,800           1,760
                                                                 ------------

Cayman Islands - 0.8%
Agile Property Holdings, Ltd.                         998,000             883
ASM Pacific Technology                                268,000           1,391
China Resources Land, Ltd.                            396,000             316
Himax Technologies, Inc. - ADR (AE)                   109,600             698
Hutchison Telecommunications International, Ltd.
   (AE)                                               727,000           1,400
Kingboard Chemical Holdings, Ltd.                     261,500             930
Luen Thai Holdings, Ltd.                            1,407,000             244
Semiconductor Manufacturing International Corp.
   (AE)                                             5,583,000             653
Shui On Land, Ltd. (AE)                               818,000             631
Sina Corp./China (AE)(N)                               34,100             877
Solomon Systech International, Ltd.                 3,594,900             629
Tencent Holdings, Ltd.                                430,000           1,027
                                                                 ------------
                                                                        9,679
                                                                 ------------

Chile - 0.5%
Banco de Credito e Inversiones                         46,400           1,298
Banco Santander Chile SA - ADR                         31,500           1,519
Coca-Cola Embonor SA - ADR                             97,500             938
Embotelladora Andina SA - ADR                          62,100             966
Lan Airlines SA - ADR (N)                              16,800             725
                                                                 ------------
                                                                        5,446
                                                                 ------------

China - 5.8%
Aluminum Corp. of China, Ltd. Class H               1,132,000             790
Angang Steel Co., Ltd. Class H                        290,000             296
Anhui Conch Cement Co., Ltd. Class H                  820,000           1,824
Bank of Communications Co., Ltd. Class H              970,000             728
Beijing Capital International Airport Co., Ltd.
   Class H                                            302,000             194
China COSCO Holdings Co., Ltd. Class H              2,011,000             936
China International Marine Containers Co., Ltd.
   Class B                                            350,330             493
China Life Insurance Co., Ltd. Class H              1,720,000           3,623

 148  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
China Merchants Bank Co., Ltd. (AE)                   138,000             215
China Petroleum & Chemical Corp. - ADR (N)             53,160           3,688
China Petroleum & Chemical Corp. Class H           13,559,254           9,415
China Shenhua Energy Co., Ltd.                      3,186,700           5,605
China Shipping Container Lines Co., Ltd. Class H    1,309,000             318
China Shipping Development Co., Ltd. Class H          928,000           1,010
China Telecom Corp., Ltd. Class H                   9,281,000           3,497
Datang International Power Generation Co., Ltd.
   Class H                                          1,782,000           1,510
Guangzhou R&F Properties Co., Ltd.                    662,400           1,082
Industrial & Commercial Bank of China (AE)          4,665,000           2,087
Jiangsu Express Class H                             2,586,400           1,523
Jiangxi Copper Co., Ltd. Class H                      527,000             573
Maanshan Iron & Steel Class H                       3,203,600           1,273
PetroChina Co., Ltd. - ADR                             21,663           2,391
PetroChina Co., Ltd. Class H                       14,067,176          15,501
PICC Property & Casualty Co., Ltd. Class H            574,000             205
Ping An Insurance Group Co. of China, Ltd. Class
   H                                                1,051,100           3,656
Shanghai Forte Land Co., Ltd. Class H               1,970,000             869
Shenzhen Expressway Co., Ltd. Class H                 270,000             152
Sinopec Shanghai Petrochemical Co., Ltd. Class H    2,519,000           1,069
Sinopec Yizheng Chemical Fibre Co., Ltd. Class H      628,000             120
Weiqiao Textile Co. Class H                           279,500             384
Yanzhou Coal Mining Co., Ltd. Class H               3,008,000           1,973
ZTE Corp. Class H                                     216,700             803
                                                                 ------------
                                                                       67,803
                                                                 ------------

Colombia - 0.6%
BanColombia SA                                        309,722           2,306
BanColombia SA - ADR (N)                              136,953           4,186
                                                                 ------------
                                                                        6,492
                                                                 ------------

Czech Republic - 0.0%
Philip Morris CR                                          276             146
                                                                 ------------

Egypt - 1.9%
Commercial International Bank                          93,384             848
Egyptian Co. for Mobile Services                      129,940           3,603
Orascom Construction Industries                       202,836           8,773
Orascom Construction Industries - GDR (AE)             37,000           3,230

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Orascom Telecom Holding SAE                            57,340           3,242
Orascom Telecom Holding SAE - GDR                      46,600           2,623
                                                                 ------------
                                                                       22,319
                                                                 ------------

Hong Kong - 1.4%
Beijing Enterprises Holdings, Ltd.                    810,000           1,625
China Insurance International Holdings Co., Ltd.    1,822,000           1,570
China Merchants Holdings International Co., Ltd.      469,000           1,372
China Mobile, Ltd.                                      7,500              61
China Mobile, Ltd. - ADR (N)                           79,300           3,234
China Netcom Group Corp. Hong Kong, Ltd.            1,762,000           3,131
China Overseas Land & Investment, Ltd.                196,000             179
China Resources Enterprise                            634,000           1,469
Citic Pacific, Ltd.                                    39,000             120
Guangzhou Investment Co., Ltd.                      1,616,000             312
Shenzhen Investment, Ltd.                             278,000             109
Techtronic Industries Co.                           1,340,400           1,899
Travelsky Technology, Ltd. Class H                    200,000             262
Wumart Stores, Inc. (AE)                              635,200             592
                                                                 ------------
                                                                       15,935
                                                                 ------------

Hungary - 1.3%
Magyar Telekom Telecommunications PLC                 639,491           2,975
MOL Hungarian Oil and Gas PLC                          77,900           7,745
MOL Hungarian Oil and Gas PLC - ADR                    30,100           3,003
Richter Gedeon Nyrt. (N)                                6,400           1,342
                                                                 ------------
                                                                       15,065
                                                                 ------------

India - 5.6%
Allahabad Bank                                        243,535             504
Andhra Bank                                           429,000             887
Arvind Mills, Ltd.                                    292,400             403
Bajaj Auto, Ltd.                                       41,500           2,533
Bank of Baroda                                        220,000           1,363
Bank of India                                          30,000             116
Bharat Heavy Electricals                               29,200           1,569
Bharti Tele Ventures, Ltd. (AE)                       477,200           5,619
Chennai Petroleum Corp., Ltd.                         194,660             874
Financial Technologies India, Ltd.                     33,600           1,202
GAIL India, Ltd. - GDR                                 63,000           2,120

                                                      Emerging Markets Fund  149

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Gateway Distriparks, Ltd.                             124,867             467
Genesis Indian Investment Co., Ltd. (AE)              635,119          21,664
HDFC Bank, Ltd. - ADR (N)                              24,600           1,704
Housing Development Finance Corp.                      78,100           2,539
I-Flex Solutions, Ltd.                                 38,900           1,310
ICICI Bank, Ltd.                                      135,800           2,344
Indian Overseas Bank                                  250,000             656
Industrial Development Bank of India, Ltd.            471,000             858
Mahanagar Telephone Nigam                              12,053              38
Oil & Natural Gas Corp., Ltd.                          29,920             542
Oriental Bank of Commerce                             111,000             634
Petronet LNG, Ltd. (AE)                               846,900           1,037
Reliance Industries, Ltd.                              50,163           1,366
State Bank of India, Ltd. - GDR                        79,010           4,978
Sun TV, Ltd.                                           59,191           1,591
Suzlon Energy, Ltd.                                   107,505           3,123
Union Bank of India                                   118,000             340
Videocon Industries, Ltd.                             137,300           1,323
Zee Telefilms, Ltd.                                   278,963           1,869
                                                                 ------------
                                                                       65,573
                                                                 ------------

Indonesia - 3.0%
Aneka Tambang Tbk PT                                3,141,646           2,396
Astra Agro Lestari Tbk PT                             244,789             262
Astra International Tbk PT                          1,005,277           1,478
Bank Central Asia Tbk PT                              207,500             106
Bank Danamon Indonesia Tbk PT                       1,441,200             941
Bank Mandiri Persero Tbk PT                        13,169,003           3,938
Bank Rakyat Indonesia                              19,357,772          10,409
Perusahaan Gas Negara PT                            1,364,000           1,707
Ramayana Lestari Sentosa Tbk PT                     5,957,500             549
Telekomunikasi Indonesia Tbk PT                    12,340,700          11,376
Telekomunikasi Indonesia Tbk PT - ADR                  55,800           2,040
                                                                 ------------
                                                                       35,202
                                                                 ------------

Israel - 1.7%
Bank Hapoalim BM                                      974,800           4,857
Bank Leumi Le-Israel BM                             1,186,500           4,907
Check Point Software Technologies (AE)(N)             233,200           4,832
Discount Investment Corp.                               2,511              65
IDB Development Corp., Ltd.                             6,641             206
Israel Chemicals, Ltd.                                426,600           2,436
Tadiran Communications, Ltd.                           13,949             531
Teva Pharmaceutical Industries, Ltd. - ADR             60,000           1,978
                                                                 ------------
                                                                       19,812
                                                                 ------------

Lebanon - 0.0%
Solidere - GDR                                          8,200             150
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Luxembourg - 2.1%
Genesis Smaller Companies                             368,184          21,778
Tenaris SA                                                  1              --
Tenaris SA - ADR                                       80,565           3,109
                                                                 ------------
                                                                       24,887
                                                                 ------------

Malaysia - 1.0%
AirAsia BHD (AE)                                    2,220,300             912
Bumiputra-Commerce Holdings BHD                     2,714,742           5,128
IOI Corp. BHD                                         755,900           3,560
Magnum Corp. BHD                                    1,948,400           1,211
MK Land Holdings BHD                                  714,600             100
TAN Chong Motor Holdings BHD                          908,000             328
                                                                 ------------
                                                                       11,239
                                                                 ------------

Mexico - 5.3%
Alfa SA de CV Class A (N)                             586,900           3,268
America Movil SA de CV
   Series L                                           269,800          11,566
Cemex SAB de CV (N)                                 4,163,420          12,833
Cemex SAB de CV - ADR                                  50,000           1,537
Corporacion Moctezuma SA de CV                        365,800             850
Fomento Economico Mexicano SA de CV - ADR              31,724           3,068
Grupo Aeroportuario del Pacifico SA de CV - ADR        21,100             796
Grupo Aeroportuario del Sureste SAB de CV - ADR        15,700             596
Grupo Financiero Banorte SA de CV Class O (N)       1,433,900           5,165
Grupo Mexico SAB de CV (N)                            631,100           2,206
Grupo Modelo SA                                       823,700           3,963
Grupo Televisa SA - ADR                                92,392           2,280
Organizacion Soriana SAB de CV Class B (N)            144,000             827
Telefonos de Mexico SA de CV
   Series L                                            80,000           2,111
Urbi Desarrollos Urbanos SA de CV (AE)(N)           1,500,600           4,599
Wal-Mart de Mexico SA de CV                         1,226,700           4,274
Wal-Mart de Mexico SA de CV - ADR (N)                  64,900           2,246
                                                                 ------------
                                                                       62,185
                                                                 ------------

 150  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Netherlands - 0.5%
Pyaterochka Holding NV - GDR (AE)                     221,463           4,910
Zentiva NV                                             24,300           1,387
                                                                 ------------
                                                                        6,297
                                                                 ------------
Oman - 0.1%
Bank Muscat SAOG - GDR (AE)                           147,900           1,693
                                                                 ------------

Pakistan - 1.4%
Engro Chemical Pakistan, Ltd.                       1,187,300           3,551
Fauji Fertilizer Co., Ltd.                          1,895,322           3,654
ICI Pakistan, Ltd.                                    265,200             525
Oil & Gas Development Co., Ltd.                     1,189,700           2,917
Pakistan Petroleum, Ltd.                               26,000             110
Pakistan State Oil Co., Ltd.                          605,500           2,995
Pakistan Telecommunication Co., Ltd.                3,025,423           2,225
                                                                 ------------
                                                                       15,977
                                                                 ------------

Peru - 0.0%
Cia de Minas Buenaventura SA - ADR                     13,448             348
                                                                 ------------

Philippines - 0.5%
Globe Telecom, Inc.                                    92,090           2,070
Philippine Long Distance Telephone Co.                 46,000           2,178
Philippine Long Distance Telephone Co. - ADR (N)       41,300           1,966
                                                                 ------------
                                                                        6,214
                                                                 ------------

Poland - 0.4%
Bank Pekao SA                                          22,600           1,525
KGHM Polska Miedz SA                                   43,073           1,556
Polski Koncern Naftowy Orlen                          104,483           1,655
                                                                 ------------
                                                                        4,736
                                                                 ------------

Russia - 7.1%
Kalina                                                  5,400             232
LUKOIL - ADR                                          338,617          27,360
Magnit OAO (AE)                                        52,100           1,699
Mechel OAO - ADR (N)                                   86,600           1,923
MMC Norilsk Nickel - ADR                               35,818           5,292
Mobile Telesystems - ADR                              240,200          10,588
NovaTek OAO - GDR (A)                                  54,900           3,184
Novolipetsk Steel - GDR                                 2,270              48
OAO Gazprom                                           250,000           2,625
OAO Gazprom - ADR (N)                                 140,881           5,968
OAO Gazprom - ADR (AE)                                242,400          10,268
Pipe Metallurgical Co. (AE)                            90,400             539
Promstroibank St. Petersburg                          696,000           1,037
RBC Information Systems (AE)                          119,459           1,278
Sberbank RF                                             3,185           7,166

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Seventh Continent                                      69,600           1,827
Tatneft - ADR (N)                                      12,532           1,138
TMK OAO - GDR (AE)                                     12,800             323
Unified Energy System - GDR                               801              60
                                                                 ------------
                                                                       82,555
                                                                 ------------

South Africa - 8.5%
ABSA Group, Ltd.                                      306,775           4,747
African Bank Investments, Ltd.                        428,323           1,598
Alexander Forbes, Ltd. (AE)                           376,300             771
Anglo Platinum, Ltd.                                    7,511             806
AngloGold Ashanti, Ltd.                                22,600             959
AngloGold Ashanti, Ltd. - ADR                          28,134           1,198
Aspen Pharmacare Holdings, Ltd. (AE)                  497,200           2,262
Aveng, Ltd.                                           736,400           3,119
Barloworld, Ltd.                                      144,334           2,794
Bidvest Group, Ltd.                                   101,500           1,681
Consol, Ltd.                                          668,500           1,434
DataTec, Ltd.                                         270,000           1,092
Edgars Consolidated Stores, Ltd.                      542,200           2,702
FirstRand, Ltd.                                       625,851           1,637
Foschini, Ltd.                                        230,486           1,658
Impala Platinum Holdings, Ltd.                         43,239           7,602
Investec, Ltd.                                        207,730           2,087
JD Group, Ltd.                                        175,701           1,830
Lewis Group, Ltd.                                      20,097             153
Massmart Holdings, Ltd.                                96,500             777
Medi-Clinic Corp., Ltd.                                66,563             194
Metropolitan Holdings, Ltd.                           414,744             724
Mittal Steel South Africa, Ltd.                        35,835             428
MTN Group, Ltd.                                       345,300           3,141
Murray & Roberts Holdings, Ltd.                       135,600             700
Nampak, Ltd.                                           79,926             209
Naspers, Ltd. Class N                                 216,208           3,913
Network Healthcare Holdings, Ltd. (AE)              1,165,000           1,977
Pick'n Pay Stores, Ltd.                               173,454             711
Pretoria Portland Cement Co., Ltd.                     31,600           1,630
Reunert, Ltd.                                         117,668           1,262
Sanlam, Ltd.                                        2,852,943           6,778
Sasol, Ltd.                                           439,936          15,098
Sasol, Ltd. - ADR (N)                                  12,123             415
Standard Bank Group, Ltd.                           1,102,072          12,941
Steinhoff International Holdings, Ltd.                788,400           2,569
Tiger Brands, Ltd.                                    154,518           3,209
Tongaat-Hulett Group, Ltd. (The)                        3,004              39
Truworths International, Ltd.                         504,128           1,766
                                                                 ------------
                                                                       98,611
                                                                 ------------

                                                      Emerging Markets Fund  151

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
South Korea - 14.5%
Amorepacific Corp. (AE)                                 4,724           2,447
CJ Home Shopping                                       15,703           1,370
Daegu Bank                                             15,810             262
Daelim Industrial Co.                                   7,688             588
Daewoo Engineering & Construction Co., Ltd.            11,820             256
Daewoo Shipbuilding & Marine Engineering Co.,
   Ltd.                                                51,600           1,659
Daum Communications Corp. (AE)                         13,918             824
Dongbu Insurance Co., Ltd.                             21,870             521
GS Engineering & Construction Corp.                    32,324           2,515
Hanjin Heavy Industries & Construction Co., Ltd.
   (N)                                                  1,760              52
Hanjin Shipping Co., Ltd. (N)                         104,020           2,815
Hankook Tire Co., Ltd. (N)                            315,997           4,561
Hanwha Chem Corp. (N)                                 157,670           1,774
Honam Petrochemical Corp. (N)                          41,100           2,573
Hynix Semiconductor, Inc. (AE)                         48,900           1,775
Hyosung Corp. (AE)(N)                                  56,900           1,205
Hyundai Development Co.                                31,420           1,584
Hyundai Heavy Industries                               13,731           2,018
Hyundai Mipo Dockyard                                   9,434           1,251
Hyundai Mobis                                          83,250           8,128
Hyundai Motor Co. (N)                                  49,770           4,046
Hyundai Steel Co. (N)                                  58,620           2,081
Industrial Bank of Korea (N)                          237,400           4,157
KCC Corp.                                              11,624           3,405
Kookmin Bank (N)                                      178,206          14,166
Kookmin Bank - ADR                                     28,700           2,278
Korea Electric Power Corp.                            245,510           9,484
Korea Electric Power Corp. - ADR (N)                   35,100             694
Korea Investment Holdings Co., Ltd.                    39,850           1,903
Korean Air Lines Co., Ltd.                             31,980           1,137
KT Corp.                                               80,670           3,660
KT Corp. - ADR                                         17,100             383
KT&G Corp.                                             41,537           2,566
LG Household & Health Care, Ltd.                       20,740           1,915
LG International Corp.                                  3,160              72
LG.Philips LCD Co., Ltd. (AE)                          27,000             860
LIG Non-Life Insurance Co., Ltd. (N)                   35,500             529
Lotte Shopping Co., Ltd.                                4,832           1,831
LS Cable, Ltd.                                          6,300             265
Orion Corp.                                             5,325           1,441
Pacific Corp.                                           1,863             259
Poongsan Corp.                                         56,600           1,246
POSCO (N)                                              33,581           9,320
Samsung Corp.                                         123,110           4,109
Samsung Electronics Co., Ltd. (N)                      23,827          15,451
Samsung Electronics Co., Ltd. - GDR (p)                19,231           6,236
Samsung Electronics Co., Ltd. - GDR                    14,759           3,534
Samsung Fire & Marine Insurance Co., Ltd.              27,550           4,269

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Samsung SDI Co., Ltd.                                   2,957             213
Samsung Securities Co., Ltd. (N)                       87,200           4,710
Shinhan Financial Group Co., Ltd.                     158,370           7,303
Shinsegae Co., Ltd.                                     8,530           4,916
SK Corp.                                               57,206           4,195
SK Telecom Co., Ltd.                                   13,620           2,956
SK Telecom Co., Ltd. - ADR                             14,700             354
STX Shipbuilding Co., Ltd.                             68,300           1,047
Tae Young Corp. (N)                                    11,339             674
Woori Finance Holdings Co., Ltd. (N)                  130,090           2,782
                                                                 ------------
                                                                      168,625
                                                                 ------------

Taiwan - 9.3%
Acer, Inc.                                          1,112,514           2,017
Advantech Co., Ltd.                                 1,072,948           2,987
Asia Cement Corp.                                   1,385,640           1,131
AU Optronics Corp.                                  1,845,280           2,485
AU Optronics Corp. - ADR                              127,617           1,733
Basso Industry Corp.                                   19,751              22
Benq Corp. (AE)                                     2,016,000           1,000
Cathay Financial Holding Co., Ltd.                    575,245           1,115
Chang Hwa Commercial Bank                             468,000             291
China Steel Corp.                                   4,324,920           3,823
China Steel Corp. - GDR                                39,574             699
Chunghwa Picture Tubes, Ltd.                          480,000              92
Chunghwa Telecom Co., Ltd.                             37,120              64
Chunghwa Telecom Co., Ltd. - ADR                        9,304             170
CMC Magnetics Corp.                                 6,621,000           1,971
Compal Electronics, Inc.                            2,170,892           1,818
Compal Electronics, Inc. - GDR                        189,071             824
D-Link Corp.                                          401,600             446
Delta Electronics, Inc.                             1,107,850           3,131
Elitegroup Computer Systems                           313,140             161
Evergreen Marine Corp.                                810,870             466
Far Eastern Textile Co., Ltd.                       1,348,995           1,022
Far EasTone Telecommunications Co., Ltd.              924,000           1,056
Faraday Technology Corp.                              317,987             453
First Financial Holding Co., Ltd.                   3,291,300           2,256
Foxconn Technology Co., Ltd.                          213,900           2,087
Gigabyte Technology Co., Ltd.                       1,150,718             834
HannStar Display Corp. (AE)                           907,000             136
High Tech Computer Corp.                              281,800           6,989
HON HAI Precision Industry Co., Ltd.                1,596,372          10,343
Macronix International (AE)                         3,242,086           1,092
MediaTek, Inc.                                        565,200           5,514
Mega Financial Holding Co., Ltd.                    5,595,000           3,944
Micro-Star International Co., Ltd.                     85,470              46

 152  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mitac International                                 1,435,935           1,502
Nan Ya Plastics Corp.                                 770,710           1,112
Phoenixtec Power Co., Ltd.                            565,629             596
POU Chen Corp.                                        648,000             555
Powerchip Semiconductor Corp.                               1              --
Powertech Technology, Inc.                            261,000             751
Quanta Computer, Inc.                                 741,710           1,099
Realtek Semiconductor Corp.                           560,000             744
Ritek Corp.                                         2,653,161             634
Siliconware Precision Industries Co.                3,310,625           4,200
Systex Corp.                                          194,000              54
Taiwan Cement Corp.                                   673,357             531
Taiwan Fertilizer Co., Ltd.                            63,000             102
Taiwan Mobile Co., Ltd.                             2,509,520           2,505
Taiwan Semiconductor Manufacturing Co., Ltd.       10,875,984          19,945
Taiwan Semiconductor Manufacturing Co., Ltd. -
   ADR (N)                                            120,222           1,166
Teco Electric and Machinery Co., Ltd.               1,415,000             553
U-Ming Marine Transport Corp.                         715,000             837
Uni-President Enterprises Corp.                     2,601,000           2,315
United Microelectronics Corp.                       5,398,935           3,011
Vanguard International Semiconductor Corp.          1,965,947           1,318
Wintek Corp.                                          797,630             679
Yieh Phui Enterprise                                  807,430             325
Yuanta Core Pacific Securities Co.                  1,508,000           1,056
Zyxel Communications Corp.                            856,118             973
                                                                 ------------
                                                                      108,781
                                                                 ------------

Thailand - 2.0%
Airports of Thailand PCL (N)                        1,742,300           3,087
Bank of Ayudhya PCL                                 6,588,900           3,430
Charoen Pokphand Foods PCL                          4,318,500             584
CP 7-Eleven PCL                                     5,297,700             931
Glow Energy PCL                                       942,500             790
Kasikornbank PCL                                      898,200           1,689
Precious Shipping PCL                                 117,300             139
PTT Chemical PCL                                      943,579           1,993
PTT Exploration & Production PCL                      563,400           1,674
PTT PCL                                               509,000           3,080
Rayong Refinery PCL (AE)                              960,000             505
Regional Container Lines PCL                          962,600             601
Siam City Bank PCL                                    178,400             104
Siam City Cement PCL                                   25,000             168
Siam Commercial Bank PCL                              975,500           1,728
Thai Beverage PCL                                  13,966,900           2,602
                                                                 ------------
                                                                       23,105
                                                                 ------------

Turkey - 3.1%
Akcansa Cimento AS                                     75,895             411
Anadolu Efes Biracilik Ve Malt Sanayii AS             186,030           5,106

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Arcelik                                               168,400           1,080
BIM Birlesik Magazalar AS                               9,500             420
Cimsa Cimento Sanayi VE Tica                          263,875           1,621
Eregli Demir ve Celik Fabrikalari TAS                 504,954           2,911
Ford Otomotiv Sanayi AS                               143,300           1,013
Hurriyet Gazetecilik AS                               461,300           1,323
Ihlas Holding AS                                      816,246             325
Migros Turk TAS                                       230,523           2,658
Trakya Cam Sanayi AS                                  311,452             872
Tupras Turkiye Petrol Rafine                          294,407           4,889
Turk Hava Yollari (AE)                                111,952             503
Turkcell Iletisim Hizmet AS                            78,249             422
Turkiye Garanti Bankasi AS                            726,000           2,665
Turkiye Is Bankasi Class C                            777,280           5,041
Turkiye Vakiflar Bankasi Tao Class D                  240,900           1,265
Vestel Elektronik Sanayi ve Ticaret AS (AE)           114,575             303
Yapi ve Kredi Bankasi (AE)                          1,458,077           2,802
                                                                 ------------
                                                                       35,630
                                                                 ------------

United Kingdom - 1.5%
Anglo American PLC                                    244,845          11,135
Astro All Asia Networks PLC                           870,300           1,187
Hikma Pharmaceuticals PLC                             176,600           1,359
Kazakhmys PLC                                          55,800           1,278
Old Mutual PLC                                          2,300               7
SABMiller PLC                                         111,500           2,169
                                                                 ------------
                                                                       17,135
                                                                 ------------

United States - 0.7%
CTC Media, Inc. (AE)(N)                                55,700           1,352
Southern Copper Corp. (N)                             137,710           7,076
WNS Holdings, Ltd. - ADR (AE)                          10,800             321
                                                                 ------------
                                                                        8,749
                                                                 ------------

Venezuela - 0.0%
Cia Anonima Nacional Telefonos de Venezuela -
   CANTV - ADR (N)                                     24,542             477
Siderurgica Venezolana Sivensa SACA (AE)            1,306,495              44
                                                                 ------------
                                                                          521
                                                                 ------------

                                                      Emerging Markets Fund  153

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Zimbabwe - 0.0%
Delta Corp., Ltd.                                   1,322,627             294
                                                                 ------------
TOTAL COMMON STOCKS
(cost $727,324)                                                     1,038,741
                                                                 ------------
PREFERRED STOCKS - 5.3%
Brazil - 4.2%
Banco Bradesco SA                                     137,900           4,900
Banco Itau Holding Financeira SA                      167,910           5,528
Braskem SA                                            419,235           2,966
Centrais Eletricas Brasileiras SA                 212,816,500           4,263
Cia Brasileira de Distribuicao Grupo Pao de
   Acucar                                          39,980,000           1,195
Cia de Bebidas das Americas                           950,000             417
Cia de Tecidos do Norte de Minas - Coteminas        7,256,440             684
Cia Energetica de Sao Paulo Class Preferenc (AE)   97,300,000             950
Cia Vale do Rio Doce                                   42,444             914
Duratex SA                                             19,200             231
Gerdau SA                                              19,400             284
Petroleo Brasileiro SA                                668,272          13,419
Tam SA                                                 46,000           1,398
Usinas Siderurgicas de Minas Gerais SA                305,600          10,389
Weg SA                                                180,400             876
                                                                 ------------
                                                                       48,414
                                                                 ------------
Chile - 0.0%
Embotelladora Andina SA                               205,300             539
                                                                 ------------
Colombia - 0.0%
BanColombia SA                                          7,200              54
                                                                 ------------

Russia - 0.1%
Transneft                                                 770           1,624
                                                                 ------------
South Korea - 1.0%
Hyundai Motor Co.                                      36,070           1,704
Samsung Electronics Co., Ltd. (N)                      19,629           9,520
                                                                 ------------
                                                                       11,224
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $39,149)                                                         61,855
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

WARRANTS & RIGHTS - 0.0%
Brazil - 0.0%
Banco Bradesco SA Right (AE)                            2,982              29
                                                                 ------------

South Korea - 0.0%
STX Shipbuilding Co., Ltd. Right (AE)                   6,437              31
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $0)                                                                  60
                                                                 ------------


                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.3%
(Number of Contracts)
Brazil - 0.0%
Bovespa Index Futures
   Dec 2006 39,540.00 (BRL)
   Call (328)                                           6,056              64
   Dec 2006 39,545.00 (BRL)
   Call (152)                                           2,807              30
                                                                 ------------
                                                                           94
                                                                 ------------

South Korea - 0.3%
Kospi 200 Index Futures
   Dec 2006 148.41 (KRW)
   Call (146)                                          11,498           3,079
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $2,822)                                                           3,173
                                                                 ------------


                                                  PRINCIPAL
                                                  AMOUNT ($)
                                                  OR SHARES
                                                 ------------
SHORT-TERM INVESTMENTS - 5.1%
Russell Investment Company
   Money Market Fund                               54,402,000          54,402
United States Treasury Bills (c)(z)(sec.)
   4.898% due 12/07/06                                  4,800           4,777
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $59,179)                                                         59,179
                                                                 ------------

 154  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
OTHER SECURITIES - 5.2%
Russell Investment Company
   Money Market Fund (X)                           15,523,804          15,524
State Street Securities Lending Quality Trust
   (X)                                             44,972,837          44,973
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $60,497)                                                         60,497
                                                                 ------------

TOTAL INVESTMENTS - 105.0%
(identified cost $888,971)                                          1,223,505

OTHER ASSETS AND LIABILITIES,
NET - (5.0%)                                                          (58,583)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,164,922
                                                                 ============

                                                      Emerging Markets Fund  155

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Hang Seng Index (Hong Kong)
   expiration date 11/06 (161)                             13,759                117
JSE-40 Index (South Africa)
   expiration date 12/06 (330)                              9,653                791
MSCI Taiwan Index
   expiration date 11/06 (400)                             11,652               (130)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                        778
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Brazil
Bovespa Index Futures
   Dec 2006 39,540.00 (BRL) Put (328)                       6,056                (46)
   Dec 2006 39,545.00 (BRL) Put (152)                       2,807                (21)

South Korea
Kospi 200 Index Futures
   Dec 2006 148.41 (KRW) Put (146)                         11,498               (775)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $828)                                                     (842)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 156  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD             171   BRL              365    11/01/06                 (1)
USD              40   BRL               85    12/07/06                 --
USD             458   BRL            1,000    12/20/06                  4
USD           1,097   BRL            2,400    12/20/06                 12
USD           2,283   BRL            5,000    12/20/06                 29
USD           5,244   BRL           11,500    12/20/06                 73
USD              42   HKD              330    11/01/06                 --
USD             828   HKD            6,439    11/01/06                 --
USD             528   KRW          500,000    12/20/06                  3
USD             530   KRW          500,000    12/20/06                  1
USD             944   KRW          900,000    12/20/06                 13
USD           1,045   KRW        1,000,000    12/20/06                 18
USD           2,931   KRW        2,800,000    12/20/06                 44
USD           8,801   KRW        8,400,000    12/20/06                125
USD              73   MXN              780    11/01/06                 --
USD              32   ZAR              244    11/01/06                  1
USD              37   ZAR              276    11/02/06                 --
USD              72   ZAR              535    11/02/06                 --
USD              78   ZAR              581    11/03/06                 --
USD              78   ZAR              576    11/06/06                 --
USD              61   ZAR              452    11/07/06                 --
USD             231   ZAR            1,700    12/20/06                 (1)
USD             719   ZAR            5,300    12/20/06                 (3)
USD             894   ZAR            7,000    12/20/06                 52
USD             957   ZAR            7,200    12/20/06                 16
USD             976   ZAR            7,000    12/20/06                (30)
USD           7,149   ZAR           52,742    12/20/06                (23)
BRL             153   USD               72    11/01/06                 --
BRL              90   USD               42    11/03/06                 --
BRL           2,000   USD              911    12/20/06                (13)
BRL           2,900   USD            1,323    12/20/06                (18)
HKD              51   USD                7    11/02/06                 --
IDR         271,610   USD               30    11/02/06                 --
IDR         246,278   USD               27    11/03/06                 --
KRW         500,000   USD              523    12/20/06                 (8)
KRW       3,100,000   USD            3,246    12/20/06                (48)
THB             392   USD               11    11/03/06                 --
TRY              77   USD               53    11/02/06                 --
ZAR           4,797   USD              630    11/01/06                (22)
ZAR           3,000   USD              414    12/20/06                  9
ZAR           6,742   USD              915    12/20/06                  4
ZAR           7,000   USD              947    12/20/06                  1
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                 238
                                                           ==============

  See accompanying notes which are an integral part of the financial statements.

                                                      Emerging Markets Fund  157

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

INDUSTRY DIVERSIFICATION
                                                     % OF           MARKET
                                                     NET            VALUE
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
Auto and Transportation                                   4.5          49,434
Consumer Discretionary                                    4.6          55,503
Consumer Staples                                          4.8          58,953
Financial Services                                       22.6         269,244
Health Care                                               0.9          10,499
Integrated Oils                                           9.4         109,636
Materials and Processing                                 16.4         189,689
Miscellaneous                                             1.0          12,974
Other Energy                                              4.6          51,493
Producer Durables                                         1.7          18,093
Technology                                               11.4         130,484
Utilities                                                12.5         144,594
Warrants & Rights                                          --              60
Options Purchased                                         0.3           3,173
Short-Term Investments                                    5.1          59,179
Other Securities                                          5.2          60,497
                                                 ------------    ------------

Total Investments                                       105.0       1,223,505
Other Assets and Liabilities, Net                        (5.0)        (58,583)
                                                 ------------    ------------

Net Assets                                              100.0       1,164,922
                                                 ============    ============

GEOGRAPHIC DIVERSIFICATION
                                                     % OF           MARKET
                                                     NET            VALUE
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
Africa                                                    8.5          98,905
Asia                                                     45.9         534,188
Europe                                                   14.7         171,958
Latin America                                            19.5         227,160
Middle East                                               3.7          43,974
Other Regions                                             6.0          69,688
United Kingdom                                            1.5          17,135
Other Securities                                          5.2          60,497
                                                 ------------    ------------

Total Investments                                       105.0       1,223,505
Other Assets and Liabilities, Net                        (5.0)        (58,583)
                                                 ------------    ------------

Net Assets                                              100.0       1,164,922
                                                 ============    ============

See accompanying notes which are an integral part of the financial statements.

 158  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Austria                                                       0.1
Bermuda                                                       0.4
Brazil                                                        7.8
Canada                                                        0.2
Cayman Islands                                                0.8
Chile                                                         0.5
China                                                         5.8
Columbia                                                      0.6
Czech Republic                                                 --*
Egypt                                                         1.9
Hong Kong                                                     1.4
Hungary                                                       1.3
India                                                         5.6
Indonesia                                                     3.0
Israel                                                        1.7
Lebanon                                                        --*
Luxembourg                                                    2.1
Malaysia                                                      1.0
Mexico                                                        5.3
Netherlands                                                   0.5
Oman                                                          0.1
Pakistan                                                      1.4
Peru                                                           --*
Philippines                                                   0.5
Poland                                                        0.4
Russia                                                        7.1
South Africa                                                  8.5
South Korea                                                  14.5
Taiwan                                                        9.3
Thailand                                                      2.0
Turkey                                                        3.1
United Kingdom                                                1.5
United States                                                 0.7
Venezuela                                                      --*
Zimbabwe                                                       --*
Preferred Stock                                               5.3
Warrants & Rights                                              --*
Options Purchased                                             0.3
Short-Term Investments                                        5.1
Other Securities                                              5.2
                                                  ---------------
Total Investments                                           105.0
Other Assets and Liabilities Net                             (5.0)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.1
Foreign Currency Exchange Contracts                            --*
Options Written                                              (0.1)

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                      Emerging Markets Fund  159

RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                              REAL ESTATE SECURITIES - CLASS S         NAREIT EQUITY REIT**
                                                              --------------------------------         --------------------
Inception*                                                                 10000                              10000
1997                                                                       13167                              13274
1998                                                                       11624                              11577
1999                                                                       11113                              10762
2000                                                                       13891                              12731
2001                                                                       15208                              14550
2002                                                                       15899                              15477
2003                                                                       21397                              20728
2004                                                                       28308                              26935
2005                                                                       33503                              31768
2006                                                                       46248                              43320

Real Estate Securities Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 38.04%
5 Years                                24.91%sec.
10 Years                               16.55%sec.

Real Estate Securities Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 37.65%
5 Years                                24.60%sec.
10 Years                               16.18%sec.

Real Estate Securities Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 36.63%
5 Years                                23.68%sec.
10 Years                               15.52%sec.

FTSE NAREIT Equity REIT Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 36.37%
5 Years                                24.38%sec.
10 Years                               15.79%sec.

 160  Real Estate Securities Fund

RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Real Estate Securities Fund Class S, Class E and Class C Shares gained 38.04%, 37.65% and 36.63%, respectively. This compared to the FTSE NAREIT Equity REITs Index, which gained 36.37% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Real Estate Funds Average returned 35.69%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The money managers positioned the Fund to capitalize on improving real estate market fundamentals. The largest overweight positions were in sectors with strong earnings growth: lodging/resorts, regional malls, apartments, office and industrial. As more fully described below, sector positioning was a positive contributor to the Fund's performance during the fiscal year.

The Fund maintained a primary focus on the larger and more liquid REITs during the fiscal year. As this segment of the market outperformed the broader REIT market, the Fund benefited from this positioning.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

AEW Management and Advisors, L.P. pursues a value-oriented style that focuses on identifying companies that it believes are mispriced relative to underlying real estate net asset value. AEW's portfolio tends to track relatively closely to the benchmark sector weights. AEW outperformed the benchmark during the fiscal year due to strong stock selection and sector selection. Stock selection was strongest in the regional malls and office sectors. This was partially offset by weak stock selection in the specialty sector. Sector selection was also positive as overweight positions in the apartments sector and underweight positions in the specialty, health care and freestanding retail sectors boosted performance. This was partially offset by an overweight position in the underperforming mixed industrial/office sector.

INVESCO Institutional (N.A.), Inc. maintains a broadly diversified portfolio with exposure to all major property sectors. Their investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO outperformed the benchmark during the fiscal year due to contributions from stock selection and, to a lesser extent, sector selection. Stock selection was strongest in the office, specialty, diversified and regional malls sectors. Positive sector selection was driven by overweight positions in the office and industrial sectors and underweight positions in the specialty and freestanding retail sectors. An overweight position in the regional malls sector partially offset these positive effects.

RREEF America LLC's style emphasizes a top-down approach to property sector weights based on an assessment of property market fundamentals. RREEF outperformed the benchmark during the fiscal year due to contributions from both stock selection and sector selection. Stock selection was strongest in the office, diversified and apartments sectors. This was partially offset by weak stock selection in the shopping centers sector. Sector selection was positive, driven by overweight positions in the lodging/resorts and apartments sectors and an underweight position in the specialty sector.

Heitman Real Estate Securities, LLC manages a concentrated portfolio with a bottom-up approach to stock selection focusing on companies that it believes have attractive valuations relative to growth prospects. Heitman underperformed the benchmark during the fiscal year. Overall, Heitman's stock selection was a negative contributor to performance, particularly in the office, apartments and self storage sectors. Favorable stock selection in the specialty and regional malls sectors partially offset these adverse effects.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

Heitman's target weight was increased from 10% to 15%. Heitman is expected to be complementary to the other money managers in the Fund due to its growth-oriented style and more concentrated portfolio.

                                                Real Estate Securities Fund  161

RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2006


AEW Management and Advisors, L.P.           Value
Heitman Real Estate Securities, LLC         Growth
INVESCO Institutional (N.A.), Inc.,
   which acts as a money manager to the
   Fund through its INVESCO Real Estate
   division                                 Market-Oriented
RREEF America, LLC                          Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.


                              --------------------

*      Assumes initial investment on November 1, 1996.

**     FTSE National Association of Real Estate Investment Trusts
       (NAREIT) Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

++ The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares prior to November 4, 1996 are the performance of the Fund's Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class E Shares from November 4, 1996 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.

++++ The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares is the performance of the Fund's Class S Shares from November 1, 1996 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 162  Real Estate Securities Fund

RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,179.20      $     1,014.77
Expenses Paid During
Period*                       $        11.37      $        10.51

* Expenses are equal to the Fund's annualized expense ratio of 2.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,183.40      $     1,018.55
Expenses Paid During
Period*                       $         7.26      $         6.72

* Expenses are equal to the Fund's annualized expense ratio of 1.32% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,185.20      $     1,019.86
Expenses Paid During
Period*                       $         5.84      $         5.40

* Expenses are equal to the Fund's annualized expense ratio of 1.06% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                Real Estate Securities Fund  163

RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 97.0%
Apartments - 19.9%
American Campus Communities, Inc. (AE)(o)              93,700           2,495
Apartment Investment & Management Co. Class A
   (o)(N)                                             403,475          23,127
Archstone-Smith Trust (o)(N)                        1,653,979          99,586
AvalonBay Communities, Inc. (o)                       707,800          92,764
BRE Properties, Inc. Class A (o)(N)                    58,200           3,859
Camden Property Trust (o)(N)                          444,700          35,896
Equity Residential (o)(N)                           1,520,250          83,021
Essex Property Trust, Inc. (o)(N)                     245,250          32,687
GMH Communities Trust (o)(N)                          769,300          10,747
Home Properties, Inc. (o)                              69,600           4,397
Mid-America Apartment Communities, Inc. (o)           122,600           7,804
United Dominion Realty Trust, Inc. (o)(N)             486,000          15,732
                                                                 ------------
                                                                      412,115
                                                                 ------------

Diversified - 6.3%
Colonial Properties Trust (o)                         153,500           7,735
iStar Financial, Inc. (o)                             125,700           5,824
Spirit Finance Corp. (o)(N)                           814,400           9,699
Vornado Realty Trust (o)(N)                           897,972         107,083
                                                                 ------------
                                                                      130,341
                                                                 ------------

Free Standing Retail - 0.1%
Realty Income Corp. (o)(N)                            130,000           3,432
                                                                 ------------

Health Care - 3.8%
Health Care Property Investors, Inc. (o)              380,000          11,932
Health Care REIT, Inc. (o)(N)                          98,200           4,054
Healthcare Realty Trust, Inc. (o)(N)                  185,800           7,525
LTC Properties, Inc. (o)(N)                           110,850           3,004
Nationwide Health Properties, Inc. (o)(N)             655,550          18,840
Omega Healthcare Investors, Inc. (o)(N)               309,700           5,228
Ventas, Inc. (o)(N)                                   743,850          28,995
                                                                 ------------
                                                                       79,578
                                                                 ------------
Industrial - 7.3%
AMB Property Corp. (o)                                553,350          32,321
EastGroup Properties, Inc. (o)(N)                     123,400           6,569
First Potomac Realty Trust (o)(N)                     132,500           4,099
ProLogis (o)                                        1,702,750         107,733
                                                                 ------------
                                                                      150,722
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Lodging/Resorts - 7.6%
Ashford Hospitality Trust, Inc. (o)                   156,600           2,017
DiamondRock Hospitality Co. (o)(N)                    258,800           4,366
FelCor Lodging Trust, Inc. (o)                        228,300           4,739
Hilton Hotels Corp.                                   762,400          22,049
Hospitality Properties Trust (o)                       67,000           3,247
Host Hotels & Resorts, Inc. (o)(N)                  3,472,064          80,066
LaSalle Hotel Properties (o)(N)                       152,520           6,444
Starwood Hotels & Resorts Worldwide, Inc. (o)         427,975          25,567
Strategic Hotels & Resorts, Inc. (o)(N)                51,700           1,100
Sunstone Hotel Investors, Inc. (o)(N)                 247,566           7,293
                                                                 ------------
                                                                      156,888
                                                                 ------------

Manufactured Homes - 0.4%
Equity Lifestyle Properties, Inc. (o)(N)              185,750           9,152
                                                                 ------------

Mixed Industrial/Office - 1.7%
Duke Realty Corp. (o)(N)                              162,600           6,514
Liberty Property Trust (o)                            486,900          23,468
PS Business Parks, Inc. (o)                           100,000           6,585
                                                                 ------------
                                                                       36,567
                                                                 ------------

Office - 18.7%
Alexandria Real Estate Equities, Inc. (o)(N)          211,500          21,087
American Financial Realty Trust (o)(N)                350,100           4,086
BioMed Realty Trust, Inc. (o)(N)                      299,800           9,663
Boston Properties, Inc. (o)(N)                        939,550         100,372
Brandywine Realty Trust (o)(N)                        665,321          22,195
Brookfield Properties Corp. (N)                       785,450          29,761
Corporate Office Properties Trust (o)(N)              389,300          18,605
Douglas Emmett, Inc. (AE)(o)                          138,500           3,303
Equity Office Properties Trust (o)(N)               1,897,000          80,622
Highwoods Properties, Inc. (o)                        262,000          10,008
Kilroy Realty Corp. (o)(N)                            136,000          10,245
Mack-Cali Realty Corp. (o)(N)                         311,200          16,462
Maguire Properties, Inc. (o)                           75,600           3,233
Reckson Associates Realty Corp. (o)(N)                293,800          12,962
SL Green Realty Corp. (o)                             370,100          44,801
                                                                 ------------
                                                                      387,405
                                                                 ------------

Regional Malls - 14.2%
CBL & Associates Properties, Inc. (o)(N)              173,300           7,578
General Growth Properties, Inc. (o)                   730,200          37,897
Macerich Co. (The) (o)                                714,000          57,370

 164  Real Estate Securities Fund

RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Simon Property Group, Inc. (o)(N)                   1,674,250         162,570
Taubman Centers, Inc. (o)(N)                          634,156          29,742
                                                                 ------------
                                                                      295,157
                                                                 ------------

Self Storage - 4.6%
Extra Space Storage, Inc. (o)(N)                      675,100          12,449
Public Storage, Inc. (o)(N)                           774,864          69,513
Sovran Self Storage, Inc. (o)                          33,650           1,985
U-Store-It Trust (o)(N)                               489,500          10,749
                                                                 ------------
                                                                       94,696
                                                                 ------------

Shopping Centers - 10.6%
Acadia Realty Trust (o)(N)                            464,200          11,860
Developers Diversified Realty Corp. (o)               775,700          47,240
Federal Realty Investors Trust (o)(N)                 531,300          42,584
Kimco Realty Corp. (o)(N)                             707,438          31,432
Kite Realty Group Trust (o)                           181,200           3,323
Regency Centers Corp. (o)                             969,150          69,933
Tanger Factory Outlet Centers (o)(N)                  173,400           6,468
Weingarten Realty Investors (o)                       136,900           6,366
                                                                 ------------
                                                                      219,206
                                                                 ------------

Specialty - 1.8%
Digital Realty Trust, Inc. (o)(N)                     897,980          29,984
Plum Creek Timber Co., Inc. (o)                       200,000           7,188
                                                                 ------------
                                                                       37,172
                                                                 ------------

TOTAL COMMON STOCKS
(cost $1,193,634)                                                   2,012,431
                                                                 ------------

SHORT-TERM INVESTMENTS - 3.2%
Russell Investment Company
   Money Market Fund                               65,334,000          65,334
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $65,334)                                                         65,334
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

OTHER SECURITIES - 11.0%
Russell Investment Company
   Money Market Fund (X)                           58,696,829          58,697
State Street Securities Lending Quality Trust
   (X)                                            170,046,138         170,046
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $228,743)                                                       228,743
                                                                 ------------

TOTAL INVESTMENTS - 111.2%
(identified cost $1,487,711)                                        2,306,508

OTHER ASSETS AND LIABILITIES,
NET - (11.2%)                                                        (233,088)
                                                                 ------------

NET ASSETS - 100.0%                                                 2,073,420
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                Real Estate Securities Fund  165

RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Apartments                                                   19.9
Diversified                                                   6.3
Free Standing Retail                                          0.1
Health Care                                                   3.8
Industrial                                                    7.3
Lodging/Resorts                                               7.6
Manufactured Homes                                            0.4
Mixed Industrial/Office                                       1.7
Office                                                       18.7
Regional Malls                                               14.2
Self Storage                                                  4.6
Shopping Center                                              10.6
Specialty                                                     1.8
Short-Term Investments                                        3.2
Other Securities                                             11.0
                                                  ---------------
Total Investments                                           111.2
Other Assets and Liabilities, Net                           (11.2)
                                                  ---------------

                                                            100.0
                                                  ===============

See accompanying notes which are an integral part of the financial statements.

 166  Real Estate Securities Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                                                MERRILL LYNCH U.S. TREASURIES 1-3
                                                              SHORT DURATION BOND - CLASS S                  YEAR **
                                                              -----------------------------     ---------------------------------
Inception*                                                                10000                               10000
1997                                                                      10609                               10649
1998                                                                      11307                               11469
1999                                                                      11629                               11812
2000                                                                      12336                               12529
2001                                                                      13663                               13886
2002                                                                      14320                               14566
2003                                                                      14742                               14859
2004                                                                      15034                               15116
2005                                                                      15111                               15217
2006                                                                      15709                               15848

Short Duration Bond Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 3.95%
5 Years                                2.83%S
10 Years                               4.62%S

Short Duration Bond Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 3.69%
5 Years                                2.57%S
10 Years                               4.42%S

Short Duration Bond Fund - Class C ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  2.89%
5 Years                                 1.80%S
10 Years                                3.82%S

Merrill Lynch U.S. Treasuries 1-3 Year Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 4.15%
5 Years                                2.68%S
10 Years                               4.71%S

 168  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Short Duration Bond Fund Class S, Class E and Class C Shares gained 3.95%, 3.69% and 2.89%, respectively. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 4.15% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Short Investment Grade Debt Funds Average returned 4.11%. This return serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Short-term interest rates increased over the 12 months ended October 31, 2006. Therefore, the Fund's money managers who favored shorter-than-index duration positions should have performed better. However, given spikes in interest rate volatility throughout the year, money managers that responded more tactically by changing their duration stance relatively quickly performed better. Duration is a measure of a bond price's sensitivity to a change in interest rates. Fund performance was helped by tactical duration decisions and yield curve positioning.

Despite the increase in short-term interest rates, shorter maturity non-Treasury sectors achieved strong benchmark relative performance. The Fund benefited from having an overweight position in non-Treasury sectors, such as corporate and mortgage-backed securities, as well as small positions in high yield corporate bonds and emerging market debt securities.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund entered the fiscal year positioned conservatively compared to other time periods. For example, the Fund held few emerging market debt and non-investment grade corporate bonds relative to other time periods. The Fund was also positioned to generate a yield advantage from non-Treasury sectors such as investment grade corporate bonds and to reflect a more conservative view on the direction of interest rates by maintaining a close to benchmark duration position. As the fiscal year progressed, shorter duration non-Treasury sectors continued to perform well, leading to less attractive valuations in those sectors. In response, the Fund's money managers maintained their conservative investment stance by focusing on higher quality securities. While the Fund's money managers took profits in the non-Treasury sectors, the Fund maintained a near benchmark duration stance throughout most of the fiscal year although duration positioning did vary as the Fund's money managers made tactical investment decisions.

The key investment strategies of sector rotation, issue selection, and duration and yield curve management all contributed positively to performance. Sector rotation strategies caused the Fund's money managers to overweight non-benchmark sectors which tended to outperform the all-Treasury security benchmark. The money managers also added value through security selection. Finally, in order to take advantage of interest rates changes, some money managers took either longer or shorter duration positions at various times resulting in positive Fund performance.

The Fund derived much of its performance by maintaining overweighted positions in the riskier sectors of the fixed income markets relative to the all-Treasury benchmark. These sectors included investment grade corporate bonds and mortgage and asset-backed securities. The allocation to these non-Treasury sectors benefited the Fund by providing a larger-than-benchmark yield and higher-than-benchmark total return. In addition, the Fund's money managers added value through positive security selection and sector allocation decisions. In contrast, investments in government securities, such as Treasury Inflation Protected Securities (TIPS) and non-dollar denominated bonds, detracted from performance during the fiscal year.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes to the Fund's structure or money manager line-up during the year.

                                                   Short Duration Bond Fund  169

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                  Style
October 31, 2006


Merganser Capital Management, L.P.           Sector Rotation
Pacific Investment Management Company,
   LLC                                       Sector Rotation
STW Fixed Income Management                  Sector Rotation

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.


                              --------------------

*      Assumes initial investment on November 1, 1996.

** Merrill Lynch 1-2.99 Years Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

++++ The Fund first issued Class E Shares on February 18, 1999. The returns shown for Class E Shares prior to February 18, 1999 are those of the Fund's Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

++++++ The Fund first issued Class C Shares on March 3, 1999. The returns shown for Class C Shares are the performance of the Fund's Class S Shares from November 1, 1996 to February 17, 1999 and the performance of the Class E Shares from February 18, 1999 to March 2, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 170  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,021.30      $     1,016.94
Expenses Paid During
Period*                       $         8.36      $         8.34

* Expenses are equal to the Fund's annualized expense ratio of 1.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,025.10      $     1,020.72
Expenses Paid During
Period*                       $         4.54      $         4.53

* Expenses are equal to the Fund's annualized expense ratio of 0.89% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,026.40      $     1,021.98
Expenses Paid During
Period*                       $         3.27      $         3.26

* Expenses are equal to the Fund's annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                   Short Duration Bond Fund  171

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 68.4%
Asset-Backed Securities - 18.3%
ACE Securities Corp. (E)
   Series 2006-HE4 Class A2A
   5.384% due 10/25/36                                  1,177           1,177
AmeriCredit Automobile Receivables Trust
   Series 2005-AX Class A3
   3.630% due 01/06/10                                  1,362           1,353
   Series 2006-RM Class A1
   5.370% due 10/06/09                                  2,000           2,001
Argent Securities, Inc. (E)
   Series 2006-M2 Class A2A
   5.380% due 09/25/36                                    452             452
   Series 2006-W4 Class A2A
   5.380% due 05/25/36                                  2,670           2,670
Asset Backed Securities Corp. Home Equity (E)
   Series 2002-HE1 Class M1
   6.970% due 03/15/32                                  1,108           1,109
Asset Backed Securities Corp. Home Equity Loan
   Trust (E)
   Series 2004-HE6 Class A1
   5.595% due 09/25/34                                    731             730
Banc of America Securities Auto Trust
   Series 2005-WF1 Class A4
   4.080% due 04/18/10                                  3,000           2,951
Bank One Issuance Trust
   Series 2004-B2 Class B2
   4.370% due 04/15/12                                  2,000           1,963
Bear Stearns Asset Backed Securities, Inc. (E)
   Series 2004-BO1 Class 1A1
   5.520% due 09/25/34                                    211             212
BMW Vehicle Owner Trust
   Series 2004-A Class A4
   3.320% due 02/25/09                                  4,950           4,887
Brazos Higher Education Authority, Inc.
   Series 2005-A Class A5
   4.910% due 12/01/40                                  3,250           3,235
California Infrastructure PG&E-1 Series 1997-1
   Class A8
   6.480% due 12/26/09                                  2,746           2,768
California Infrastructure SCE-1 Series 1997-1
   Class A7
   6.420% due 12/26/09                                  4,540           4,570
Capital Auto Receivables Asset Trust
   Series 2004-1 Class A3
   2.000% due 11/15/07                                    118             118
   Series 2004-2 Class A2
   3.350% due 02/15/08                                  2,185           2,175

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-1 Class A3
   5.030% due 10/15/09                                  2,225           2,219
Capital One Auto Finance Trust
   Series 2005-BSS Class A3
   4.080% due 11/15/09                                  2,000           1,986
Capital One Master Trust
   Series 2002-4A Class A
   4.900% due 03/15/10                                  1,000             998
Capital One Prime Auto Receivables Trust
   Series 2004-3 Class A4
   3.690% due 06/15/10                                  1,000             979
   Series 2004-3 Class B
   3.860% due 08/15/11                                  1,500           1,473
Carmax Auto Owner Trust
   Series 2004-2 Class A4
   3.460% due 09/15/11                                  2,500           2,443
   Series 2005-2 Class A4
   4.340% due 08/15/10                                  2,000           1,970
Caterpillar Financial Asset Trust
   Series 2006-A Class A3
   5.570% due 05/25/10                                  2,000           2,016
Centex Home Equity
   Series 2003-C Class AF4
   4.960% due 04/25/32                                    136             135
Chase Credit Card Master Trust (E)
   Series 2002-1 Class A
   5.420% due 06/15/09                                  2,900           2,901
Chase Manhattan Auto Owner Trust
   Series 2004-A Class A4
   2.830% due 09/15/10                                  1,800           1,761
   Series 2005-A Class A4
   3.980% due 04/15/11                                  1,000             978
   Series 2005-A Class CTFS
   4.040% due 04/15/11                                  1,000             986
   Series 2006-A Class A3
   5.340% due 07/15/10                                  3,770           3,784
CIT Equipment Collateral
   Series 2004-VT1 Class A3
   2.200% due 03/20/08                                    240             238
   Series 2005-VT1 Class A3
   4.120% due 08/20/08                                  1,063           1,056
CIT Marine Trust
   Series 1999-A Class A4
   6.250% due 11/15/19                                    590             590
CIT Rv Trust
   Series 1998-A Class A5
   6.120% due 11/15/13                                    295             295

 172  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Citibank Credit Card Issuance Trust
   Series 2003-A3 Class A3
   3.100% due 03/10/10                                  1,000             973
Citigroup Mortgage Loan Trust, Inc. (E)
   Series 2006-WFH Class A1
   5.360% due 08/25/36                                    868             868
Community Program Loan Trust
   Series 1987-A Class A4
   4.500% due 10/01/18                                  1,955           1,922
Countrywide Asset-Backed Certificates (E)
   Series 2001-BC3 Class A
   5.800% due 12/25/31                                    173             173
   Series 2005-9 Class 2A1
   5.420% due 01/25/36                                    163             163
   Series 2006-15 Class A1
   5.434% due 10/25/46                                  1,092           1,092
   Series 2006-16 Class 2A1
   5.375% due 12/25/46                                    500             500
   Series 2006-17 Class 2A1
   5.380% due 03/25/47                                  1,100           1,100
Daimler Chrysler Auto Trust
   Series 2005-A Class A3
   3.490% due 12/08/08                                  1,674           1,662
   Series 2005-A Class A4
   3.740% due 02/08/10                                  9,100           8,941
Discover Card Master Trust I
   Series 2002-2 Class B
   5.450% due 10/15/09                                  1,000             999
E-Trade RV and Marine Trust
   Series 2004-1 Class A3
   3.620% due 10/08/18                                  1,300           1,253
Equity One ABS, Inc.
   Series 2003-4 Class M1
   5.369% due 10/25/34                                  1,500           1,486
Fannie Mae Grantor Trust (E)
   Series 2002-T10 Class A1
   5.560% due 06/25/32                                  4,433           4,433
Fifth Third Auto Trust
   Series 2004-A Class A3
   3.190% due 02/20/08                                    310             310
First Franklin Mortgage Loan Asset Backed
   Certificates (E)
   Series 2006-FF1 Class A3
   5.370% due 11/25/36                                  1,300           1,300
First NLC Trust (E)
   Series 2005-2 Class AV1
   5.430% due 09/25/35                                      5               5
Ford Credit Auto Owner Trust
   Series 2005-A Class A3
   3.480% due 11/15/08                                  5,527           5,486
   Series 2005-B Class A4
   4.380% due 01/15/10                                  1,500           1,483

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-B Class B
   4.640% due 04/15/10                                  1,250           1,238
   Series 2005-C Class B
   4.520% due 09/15/10                                  1,000             985
   Series 2006-A Class A3
   5.050% due 03/15/10                                    535             534
   Series 2006-B Class A3
   5.260% due 10/15/10                                    545             546
Franklin Auto Trust
   Series 2003-1 Class A4
   2.270% due 05/20/11                                    506             499
GE Capital Credit Card Master Note Trust
   Series 2006-1 Class A
   5.080% due 09/15/12                                  1,480           1,484
GE Commercial Equipment Financing LLC (E)
   Series 2004-1 Class B
   5.520% due 12/20/15                                    468             469
GE Corporate Aircraft Financing LLC (E)(p)
   Series 2004-1A Class B
   6.170% due 01/25/18                                    364             367
GE Dealer Floorplan Master Note Trust (E)
   Series 2004-2 Class B
   5.610% due 07/20/09                                  1,000           1,001
GE-WMC Mortgage Securities LLC (E)
   Series 2006-1 Class A2A
   5.370% due 08/25/36                                    480             480
GMAC Mortgage Corp. Loan Trust
   Series 2004-GH1 Class A2
   4.390% due 12/25/25                                  1,500           1,484
GS Auto Loan Trust
   Series 2004-1 Class A3
   2.130% due 11/15/07                                     48              48
   Series 2006-1 Class A3
   5.370% due 12/15/10                                  1,300           1,305
GSAMP Trust (E)
   Series 2004-SEA Class A2A
   5.610% due 03/25/34                                    551             551
Harley-Davidson Motorcycle Trust
   Series 2006-3 Class A3
   5.240% due 01/15/12                                  4,850           4,866

                                                   Short Duration Bond Fund  173

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Honda Auto Receivables Owner Trust
   Series 2003-2 Class A4
   2.160% due 10/21/08                                  1,752           1,748
   Series 2003-3 Class A4
   2.770% due 11/21/08                                  1,216           1,208
   Series 2003-4 Class A4
   2.790% due 03/16/09                                    699             691
   Series 2003-5 Class A4
   2.960% due 04/20/09                                  2,119           2,092
   Series 2004-3 Class A4
   3.280% due 02/18/10                                  2,300           2,244
   Series 2005-2 Class A4
   4.150% due 10/15/10                                  1,850           1,822
   Series 2006-3 Class A3
   5.120% due 10/15/10                                  1,250           1,253
Household Automotive Trust
   Series 2005-3 Class A2
   4.700% due 01/20/09                                  1,231           1,229
Hyundai Auto Receivables Trust
   Series 2004-A Class A3
   2.970% due 05/15/09                                    555             548
   Series 2005-A Class A3
   3.980% due 11/16/09                                  1,500           1,481
Illinois Power Special Purpose Trust
   Series 1998-1 Class A6
   5.540% due 06/25/09                                  1,496           1,496
JP Morgan Mortgage Acquisition Corp. (E)
   Series 2006-WMC Class A2
   5.380% due 08/25/36                                    565             565
Long Beach Auto Receivables Trust
   Series 2005-B Class A3
   4.406% due 05/15/10                                  1,500           1,487
Long Beach Mortgage Loan Trust (E)
   Series 2004-4 Class 1A1
   5.600% due 10/25/34                                    303             303
Marlin Leasing Receivables LLC (p)
   Series 2005-1A Class A3
   4.630% due 11/17/08                                  1,650           1,637
MBNA Master Credit Card Trust (E)
   Series 2000-D Class A
   5.520% due 09/15/09                                  3,460           3,463
Merrill Auto Trust Securitization
   Series 2005-1 Class A3
   4.100% due 08/25/09                                  3,000           2,972
Merrill Lynch Mortgage Investors, Inc. (E)
   Series 2006-RM5 Class A2A
   5.380% due 10/25/37                                  1,900           1,900
Morgan Stanley Dean Witter Capital I (E)
   Series 2002-HE1 Class A2
   5.660% due 07/25/32                                      2               2

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
National City Auto Receivables Trust
   Series 2004-A Class A3
   2.110% due 07/15/08                                    204             204
Nelnet Education Loan Funding, Inc.
   Series 2001-A Class A1
   5.760% due 07/01/12                                  1,567           1,575
Nissan Auto Lease Trust
   Series 2005-A Class A3
   4.700% due 10/15/08                                  3,000           2,987
Nissan Auto Receivables Owner Trust
   Series 2004-A Class A4
   2.760% due 07/15/09                                  4,000           3,922
   Series 2005-A Class A3
   3.540% due 10/15/08                                  1,281           1,271
   Series 2005-B Class A3
   3.990% due 07/15/09                                  1,980           1,962
Onyx Acceptance Grantor Trust
   Series 2005-A Class A4
   3.910% due 09/15/11                                  2,000           1,964
Park Place Securities, Inc. (E)
   Series 2004-MCW Class A1
   5.642% due 10/25/34                                  3,394           3,387
PBG Equipment Trust (p)
   Series 1998-1A Class A
   6.270% due 01/20/12                                    448             448
Peco Energy Transition Trust
   Series 1999-A Class A6
   6.050% due 03/01/09                                    801             802
   Series 2001-A Class A1
   6.520% due 12/31/10                                  1,248           1,307
PG&E Energy Recovery Funding LLC
   Series 2005-1 Class A2
   3.870% due 06/25/11                                  2,742           2,697
   Series 2005-2 Class A1
   4.850% due 06/25/11                                  1,098           1,094
Popular ABS Mortgage Pass-Through Trust
   Series 2004-5 Class AF2
   3.735% due 12/25/34                                    383             381
   Series 2005-3 Class AF3
   4.437% due 07/25/35                                  2,000           1,972
Providian Gateway Master Trust (p)
   Series 2004-FA Class A
   3.650% due 11/15/11                                  1,200           1,180

 174  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Public Service New Hampshire Funding LLC
   Series 2001-1 Class A2
   5.730% due 11/01/10                                    901             906
Railcar Leasing LLC (p)
   Series 1997-1 Class A2
   7.125% due 01/15/13                                    950             993
Residential Asset Mortgage Products, Inc. (E)
   Series 2004-RS2 Class AIIB
   5.580% due 02/25/34                                    143             143
   Series 2006-RZ4 Class A1A
   5.410% due 10/25/36                                  1,200           1,200
Residential Asset Securities Corp. (E)
   Series 2006-KS6 Class A1
   5.364% due 08/25/36                                    673             673
   Series 2006-KS9 Class A11
   5.390% due 11/25/36                                  1,100           1,100
Saxon Asset Securities Trust (E)
   Series 2006-3 Class A1
   5.380% due 11/25/36                                    600             600
SBI Heloc Trust (E)(A)
   Series 2006-1A Class 1A2A
   5.494% due 08/25/36                                    700             700
SLM Student Loan Trust (p)
   Series 2003-4 Class A5B
   3.390% due 03/15/33                                  3,000           2,906
Soundview Home Equity Loan Trust (E)
   Series 2006-EQ1 Class A1
   5.380% due 10/25/36                                  1,000           1,000
Structured Asset Securities Corp. (E)
   Series 2005-WF3 Class A1
   5.420% due 07/25/35                                    390             390
   Series 2006-BC3 Class A2
   5.370% due 10/25/36                                  1,200           1,200
Susquehanna Auto Lease Trust (p)
   Series 2005-1 Class A3
   4.430% due 06/16/08                                  4,000           3,969
   Series 2005-1 Class B
   4.710% due 07/14/08                                  1,700           1,685
   Series 2006-1 Class A3
   5.210% due 03/16/09                                  1,000           1,000
Toyota Auto Receivables Owner Trust
   Series 2003-B Class A4
   2.790% due 01/15/10                                  3,912           3,907
Triad Auto Receivables Owner Trust
   Series 2006-A Class A3
   4.770% due 01/12/11                                  2,000           1,989
USAA Auto Owner Trust
   Series 2004-2 Class A3
   3.030% due 06/16/08                                  1,238           1,232
   Series 2004-2 Class A4
   3.580% due 02/15/11                                  1,700           1,676

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-2 Class A4
   4.170% due 02/15/11                                  4,000           3,936
Wachovia Auto Owner Trust
   Series 2004-A Class A3
   3.190% due 06/20/08                                    603             600
   Series 2004-A Class A4
   3.660% due 07/20/10                                  7,500           7,401
   Series 2004-B Class A3
   2.910% due 04/20/09                                  2,438           2,409
Wells Fargo Financial Auto Owner Trust
   Series 2004-A Class A4
   2.670% due 08/16/10                                  1,917           1,887
Wells Fargo Home Equity Trust (E)(A)
   Series 2005-4 Class AI1
   5.450% due 12/25/35                                  1,258           1,258
Whole Auto Loan Trust
   Series 2003-1 Class B
   2.240% due 03/15/10                                    127             127
World Omni Auto Receivables Trust
   Series 2006-A Class A2
   5.050% due 10/15/08                                  2,611           2,608
                                                                 ------------
                                                                      211,974
                                                                 ------------

Corporate Bonds and Notes - 20.0%
Abbott Laboratories
   3.500% due 02/17/09 (N)                              2,000           1,932
   5.375% due 05/15/09                                  1,500           1,513
Allstate Financial Global Funding (p)
   2.500% due 06/20/08                                  4,080           3,911
Altria Group, Inc. (N)
   7.650% due 07/01/08                                  1,500           1,552
American Express Bank (E)
   Series BKNT
   5.380% due 10/20/09                                    800             800
American Express Centurion Bank
   Series BKNT
   4.375% due 07/30/09                                  3,440           3,383
American Honda Finance Corp. (E)(p)
   5.450% due 03/09/09                                  1,300           1,301
American International Group, Inc.
   4.700% due 10/01/10                                  2,695           2,657
Ameritech Capital Funding Corp.
   6.250% due 05/18/09                                  2,000           2,030
Anadarko Petroleum Corp. (E)
   5.790% due 09/15/09                                  1,200           1,202

                                                   Short Duration Bond Fund  175

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
ASIF Global Financing (A)
   3.850% due 11/26/07                                  2,984           2,938
Associates Corp. of North America
   6.250% due 11/01/08                                  3,274           3,338
   8.550% due 07/15/09                                    750             813
AT&T, Inc. (E)
   5.495% due 05/15/08                                  2,600           2,602
Bank of America Corp.
   6.375% due 02/15/08 (N)                              3,000           3,037
   7.125% due 03/01/09 (N)                              1,500           1,564
   5.400% due 06/19/09 (E)                              3,800           3,801
Bank One Corp.
   2.625% due 06/30/08                                  5,675           5,443
Bank One NA
   Series BKNT
   3.700% due 01/15/08                                  1,470           1,441
Bear Stearns Cos., Inc. (The)
   5.489% due 08/21/09 (E)                              2,300           2,301
   Series MTNB (E)
   5.457% due 03/30/09                                    900             901
BellSouth Corp. (E)
   5.530% due 11/15/07                                  1,200           1,201
   5.580% due 08/15/08                                  1,300           1,300
Capital One Financial Corp.
   5.700% due 09/15/11                                  4,200           4,258
Caterpillar, Inc.
   7.250% due 09/15/09                                  3,150           3,329
CIT Group, Inc.
   5.000% due 11/24/08                                  7,050           7,027
   4.250% due 02/01/10 (N)                              2,325           2,257
Citigroup Global Markets Holdings, Inc. (E)
   Series MTNM
   5.430% due 03/07/08                                  1,600           1,601
Citigroup, Inc.
   5.416% due 01/30/09 (E)                              2,200           2,201
   6.200% due 03/15/09                                  5,700           5,839
Consolidated Edison Co. of New York
   Series B
   7.150% due 12/01/09                                  1,000           1,054
Credit Suisse First Boston USA, Inc. (E)
   5.520% due 12/09/08                                  3,500           3,506
DaimlerChrysler North America Holding Corp. (E)
   5.918% due 08/03/09                                    800             800
Deutsche Bank Financial, Inc.
   7.500% due 04/25/09                                  2,000           2,102
Entergy Mississippi, Inc.
   4.350% due 04/01/08                                    500             492
Exelon Generation Co. LLC
   6.950% due 06/15/11                                  3,250           3,444
FleetBoston Financial Corp.
   6.375% due 05/15/08                                  4,185           4,254

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ford Motor Credit Co. (E)(N)
   8.466% due 11/02/07                                    200             203
General Electric Capital Corp.
   4.000% due 06/15/09 (N)                              1,650           1,609
   5.444% due 01/20/10 (E)                                900             901
   4.875% due 10/21/10 (N)                             10,050           9,974
   5.474% due 10/21/10 (E)                              2,000           2,002
   Series mtn (E)
   5.410% due 10/26/09                                  1,400           1,399
General Electric Co. (E)
   5.430% due 12/09/08                                  1,000           1,000
Goldman Sachs Group, Inc.
   7.350% due 10/01/09                                  1,000           1,059
   5.770% due 10/07/11 (E)(N)                           3,000           3,026
   Series MTNB (E)
   5.704% due 07/23/09                                  2,000           2,013
Hertz Vehicle Financing LLC (p)
   Series 2005-2A Class A2
   4.930% due 02/25/10                                  2,500           2,489
HSBC Bank USA NA (E)
   Series BKNT
   5.530% due 06/10/09                                    300             301
HSBC Finance Corp.
   6.500% due 11/15/08                                 10,130          10,377
   5.531% due 12/05/08 (E)                                300             301
International Lease Finance Corp.
   6.375% due 03/15/09                                  1,500           1,538
   4.750% due 07/01/09                                  2,680           2,655
John Deere Capital Corp. (E)
   5.424% due 04/15/08                                    700             700
   5.424% due 07/15/08                                    800             800
Lehman Brothers Holdings, Inc.
   5.370% due 11/24/08 (E)                              2,400           2,400
   5.493% due 08/21/09 (E)                              1,000           1,000
   7.875% due 08/15/10                                  1,000           1,087
   Series MTNG
   3.950% due 11/10/09                                  2,800           2,706
   5.696% due 11/10/09 (E)                                400             402
Lehman Brothers, Inc.
   6.625% due 02/15/08                                  1,500           1,522
Merrill Lynch & Co., Inc.
   4.831% due 10/27/08                                  3,925           3,899
   5.685% due 07/25/11 (E)                              1,100           1,101
   Series MTn (E)
   5.492% due 08/14/09                                    800             800
   Series MTNB (E)
   5.466% due 01/30/09                                  1,100           1,101

 176  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series MTNC
   5.430% due 06/16/08 (E)                                200             200
   5.489% due 08/22/08 (E)                                600             601
   4.125% due 01/15/09                                  1,000             979
Metropolitan Life Global Funding I (p)
   5.750% due 07/25/11                                  4,000           4,091
Morgan Stanley
   3.625% due 04/01/08                                  3,000           2,931
   3.875% due 01/15/09                                  2,000           1,949
   Series GMTN (E)
   5.550% due 02/09/09                                    700             701
National City Bank
   Series BKNT
   4.250% due 01/29/10                                  3,375           3,277
Northern States Power Co.
   6.875% due 08/01/09                                  3,000           3,121
Ohio Edison Co.
   4.000% due 05/01/08                                  2,035           1,996
Pricoa Global Funding I (E)(p)
   5.457% due 01/25/08                                  1,400           1,402
Principal Life Global Funding I (A)
   3.625% due 04/30/08                                  1,250           1,219
Principal Life Global Funding I (p)
   2.800% due 06/26/08                                  5,600           5,388
Prudential Financial, Inc.
   3.750% due 05/01/08                                  1,475           1,443
SBC Communications, Inc.
   4.125% due 09/15/09                                  5,330           5,173
SLM Corp. (N)
   3.625% due 03/17/08                                  7,200           7,032
Sprint Capital Corp.
   7.625% due 01/30/11                                  3,775           4,069
US Bank NA
   Series BKNT
   4.125% due 03/17/08                                  1,600           1,575
Wachovia Bank NA
   Series BKNT
   4.375% due 08/15/08                                  2,250           2,220
   Series DPNT (E)
   5.429% due 03/23/09                                    500             500
Wachovia Corp.
   5.625% due 12/15/08 (N)                              8,200           8,268
   5.506% due 10/15/11 (E)                              3,400           3,399
Wells Fargo & Co.
   4.125% due 03/10/08 (N)                                820             807
   6.250% due 04/15/08                                  8,337           8,437
   5.490% due 09/15/09 (E)                              2,900           2,905
   4.200% due 01/15/10                                  1,600           1,556
   5.449% due 03/23/10 (E)                              3,000           3,002
Xcel Energy, Inc.
   3.400% due 07/01/08                                    925             897
                                                                 ------------
                                                                      230,628
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

International Debt - 4.7%
ANZ National International, Ltd. (E)(p)
   5.539% due 08/07/09                                  2,600           2,597
Diageo Capital PLC (E)(N)
   5.546% due 11/10/08                                  1,400           1,401
Eksportfinans A/S (N)
   4.750% due 12/15/08                                  7,800           7,771
Eli Lilly Services, Inc. (E)(p)
   5.440% due 09/12/08                                  1,333           1,335
HBOS Treasury Services PLC (p)
   3.500% due 11/30/07                                  2,000           1,964
   3.750% due 09/30/08                                  1,000             974
Inter-American Development Bank
   Series GMTN
   5.250% due 06/16/08                                  2,500           2,512
Interstar Millennium Trust (E)
   Series 2004-2G Class A
   5.590% due 03/14/36                                  1,430           1,433
Kreditanstalt fuer Wiederaufbau
   5.250% due 05/19/09                                  6,080           6,130
   4.875% due 10/19/09                                  2,765           2,764
National Australia Bank, Ltd. (E)(p)
   5.430% due 09/11/09                                    800             800
Ontario Electricity Financial Corp.
   6.100% due 01/30/08                                  4,000           4,042
Royal Bank of Scotland PLC (E)(p)
   5.424% due 07/21/08                                  1,500           1,501
Siemens Financieringsmaatschappij NV (E)(p)
   5.466% due 08/14/09                                  3,700           3,698
Svensk Exportkredit AB (N)
   4.625% due 02/17/09                                 10,305          10,218
Transocean, Inc. (E)
   5.591% due 09/05/08                                    800             800
Unicredit Luxembourg Finance SA (E)(A)
   5.426% due 10/24/08                                  3,900           3,899
VTB Capital SA (E)(A)
   5.970% due 08/01/08                                    700             700
                                                                 ------------
                                                                       54,539
                                                                 ------------

                                                   Short Duration Bond Fund  177

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mortgage-Backed Securities - 20.1%
American Home Mortgage Investment Trust (E)
   Series 2004-3 Class 5A
   4.290% due 10/25/34                                  1,898           1,862
   Series 2004-4 Class 4A
   4.390% due 02/25/45                                    634             617
Banc of America Commercial Mortgage, Inc.
   Series 2004-2 Class A1
   2.764% due 11/10/38                                  1,565           1,518
Banc of America Funding Corp.
   Series 2005-D Class A1 (E)
   4.114% due 05/25/35                                  8,880           8,669
   Series 2006-2 Class 2A18
   5.750% due 03/25/36                                  3,366           3,383
Banc of America Mortgage Securities
   Series 2002-K Class 2A1 (E)
   5.397% due 10/20/32                                     --              --
   Series 2004-2 Class 2A1
   5.250% due 03/25/34                                  1,033           1,026
   Series 2004-2 Class 5A1
   6.500% due 10/25/31                                    300             305
Bear Stearns Adjustable Rate Mortgage Trust
   Series 2003-1 Class 5A1
   5.456% due 04/25/33                                    484             481
   Series 2003-8 Class 2A1 (E)
   4.797% due 01/25/34                                    434             429
Bear Stearns Alt-A Trust
   Series 2005-4 Class 23A1
   5.393% due 05/25/35                                  1,208           1,211
Bear Stearns Asset Backed Securities, Inc.
   Series 2003-AC3 Class A1
   4.000% due 07/25/33                                    445             435
Bear Stearns Commercial Mortgage Securities
   Series 1998-C1 Class A1
   6.340% due 06/16/30                                    255             256
   Series 1999-C1 Class A2
   6.020% due 02/14/31                                  2,000           2,031
   Series 2001-TOP Class A1
   5.060% due 11/15/16                                    461             460
   Series 2003-PWR Class A1
   3.432% due 05/11/39                                    629             609
   Series 2003-T10 Class A1
   4.000% due 03/13/40                                  1,358           1,318
   Series 2003-T12 Class A1
   2.960% due 08/13/39                                    776             755
Citigroup Commercial Mortgage Trust
   5.390% due 07/15/18                                  1,600           1,600

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Commercial Mortgage Pass Through Certificates
   Series 1999-1 Class A2
   6.455% due 05/15/32                                    881             895
   Series 2004-LB2 Class A2
   3.600% due 03/10/39                                  1,000             969
Countrywide Alternative Loan Trust
   Series 2003-6T2 Class A1
   6.500% due 06/25/33                                    143             143
   Series 2003-J2 Class A1
   6.000% due 10/25/33                                    462             457
   Series 2004-12C Class 1A1
   5.000% due 07/25/19                                  2,658           2,606
   Series 2005-34C Class 1A6
   5.500% due 09/25/35                                  3,421           3,420
   Series 2005-73C Class 1A8
   5.500% due 01/25/36                                  3,407           3,399
Countrywide Home Loan Mortgage Pass Through
   Trust (E)
   Series 2005-HYB Class 5A1
   5.250% due 02/20/36                                  1,193           1,192
Countrywide Securities Corp.
   5.500% due 12/25/46                                    800             800
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 2002-P3A Class A1 (E)(p)
   5.870% due 08/25/33                                    133             134
   Series 2003-C4 Class A2
   3.908% due 08/15/36                                  1,000             978
   Series 2003-CK2 Class A1
   3.006% due 03/15/36                                    702             686
   Series 2004-C1 Class A1
   2.254% due 01/15/37                                    877             862
   Series 2005-C5 Class A1
   5.046% due 08/15/38                                  3,350           3,341
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 2002-AR2 Class 2A2
   5.756% due 10/25/32                                     14              14
Fannie Mae
   6.000% due 2008                                         57              57
   5.500% due 2009                                      1,413           1,414
   6.000% due 2010                                        128             128
   6.500% due 2010                                        116             118
   6.000% due 2011                                        152             154
   6.500% due 2011                                         90              91

 178  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   4.500% due 2013                                      2,347           2,299
   5.000% due 2013                                      2,366           2,350
   5.500% due 2013                                        301             302
   6.000% due 2013                                        356             362
   6.000% due 2014                                      1,780           1,809
   5.500% due 2016                                      1,089           1,092
   5.000% due 2017                                         91              90
   5.500% due 2017                                      1,739           1,745
   6.000% due 2017                                        180             182
   5.000% due 2018                                      3,867           3,818
   5.000% due 2019                                        481             475
   5.000% due 2020                                        328             324
   5.000% due 2021                                        989             974
   5.500% due 2022                                      1,219           1,217
   5.500% due 2033                                         77              76
   6.000% due 2033                                         28              28
   5.500% due 2034                                     13,645          13,515
   4.664% due 2035 (E)                                  3,810           3,756
   4.672% due 2035 (E)                                    529             525
   4.900% due 2035 (E)                                 32,284          31,934
   5.500% due 2035                                     19,884          19,663
   5.813% due 2041 (E)                                    961             968
   5.763% due 2042 (E)                                    716             720
Fannie Mae REMICS
   Series 2003-129 Class PQ
   4.500% due 07/25/33                                    230             229
   Series 2003-24 Class PU
   3.500% due 11/25/15                                    247             238
   Series 2003-46 Class PQ
   3.000% due 06/25/19                                  1,686           1,673
   Series 2003-62 Class OD
   3.500% due 04/25/26                                  1,250           1,203
   Series 2003-63 Class GU
   4.000% due 07/25/33                                  1,660           1,629
   Series 2003-67 Class TA
   3.000% due 08/25/17                                  3,279           3,070
   Series 2003-75 Class NB
   3.250% due 08/25/18                                    561             537
   Series 2004-17 Class HA
   3.000% due 01/25/19                                  1,940           1,791
   Series 2004-21 Class QA
   4.000% due 11/25/17                                  1,189           1,179
Federal Home Loan Bank System
   Series 2004- Class 1
   3.920% due 09/25/09                                  1,455           1,415
   Series 2005-058 Class H
   4.750% due 10/25/10                                  3,416           3,357
Federal Home Loan Mortgage Corp. Structured Pass
   Through Securities (E)
   Series 2005-63 Class 1A1
   5.763% due 02/25/45                                  1,312           1,310

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Freddie Mac
   6.000% due 2009                                         50              50
   6.000% due 2010                                         92              92
   8.000% due 2010                                         16              16
   6.000% due 2011                                        163             166
   6.000% due 2032                                        403             408
   6.000% due 2033                                        693             700
   4.916% due 2035 (E)                                    871             861
   Series 2003-263 Class YH
   3.500% due 08/15/22                                    171             170
Freddie Mac Gold
   4.000% due 2007                                        804             795
   4.000% due 2008                                        663             649
   4.500% due 2008                                        708             702
   5.500% due 2008                                         68              68
   6.500% due 2008                                         62              63
   5.500% due 2009                                        164             164
   6.000% due 2009                                         51              51
   6.500% due 2009                                        236             238
   6.000% due 2011                                        242             245
   6.000% due 2013                                        113             115
   5.500% due 2014                                        487             488
   6.000% due 2014                                        118             120
   6.000% due 2016                                        510             517
   5.500% due 2017                                        843             845
   5.000% due 2018                                        528             521
   6.000% due 2028                                        114             116
   5.500% due 2029                                        819             814
   6.000% due 2029                                        244             247
   6.000% due 2031                                        325             329
Freddie Mac REMICS
   Series 1993-164 Class PD
   4.500% due 09/15/08                                     40              39
   Series 2003-255 Class PB
   5.500% due 08/15/30                                     30              30
   Series 2003-258 Class NS
   3.250% due 09/15/15                                  1,216           1,173
   Series 2003-261 Class JA
   3.760% due 03/15/29                                  1,216           1,165
   Series 2003-262 Class KP
   2.870% due 12/15/16                                  2,722           2,564
   Series 2003-263 Class CD
   4.000% due 10/15/26                                  1,500           1,455
   Series 2003-268 Class MX
   4.000% due 07/15/16                                  2,041           1,978

                                                   Short Duration Bond Fund  179

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2003-271 Class OJ
   3.500% due 03/15/11                                     84              84
   Series 2004-276 Class EA
   4.500% due 04/15/13                                  1,085           1,075
   Series 2004-276 Class NL
   3.250% due 03/15/14                                  3,411           3,277
   Series 2004-282 Class EA
   4.500% due 11/15/15                                  2,820           2,778
   Series 2004-285 Class BA
   4.500% due 02/15/20                                  1,342           1,317
   Series 2005-305 Class AP
   5.500% due 01/15/27                                  2,462           2,469
   Series 2006-314 Class LF (E)
   5.620% due 05/15/36                                    600             599
GE Capital Commercial Mortgage Corp.
   Series 2001-3 Class A1
   5.560% due 06/10/38                                    828             836
   Series 2004-C3 Class A1
   3.752% due 07/10/39                                  1,927           1,887
   Series 2005-C1 Class A1
   4.012% due 06/10/48                                  1,428           1,400
Ginnie Mae I
   7.000% due 11/15/07                                      2               2
   6.000% due 12/15/08                                     54              54
   9.500% due 12/15/17                                      1               1
Ginnie Mae II (E)
   4.750% due 07/20/27                                    114             115
   5.000% due 02/20/32                                    201             201
Government National Mortgage Association
   Series 2004-78 Class A
   3.590% due 11/16/17                                  2,569           2,502
GSR Mortgage Loan Trust
   Series 2004-7 Class 1A1
   3.393% due 06/25/34                                  1,582           1,574
Harborview Mortgage Loan Trust (E)
   Series 2006-12 Class 2A11
   5.410% due 12/19/37                                  1,900           1,900
Impac CMB Trust (E)
   Series 2004-2 Class A2
   5.820% due 04/25/34                                    226             226
Indymac Index Mortgage Loan Trust (E)
   Series 2006-AR1 Class 1A1A
   5.410% due 10/25/36                                    800             800
JP Morgan Chase Commercial Mortgage Securities
   Corp.
   Series 2002-C2 Class A1
   4.326% due 12/12/34                                    726             712
   Series 2005-LDP Class A1
   4.655% due 08/15/42                                  1,560           1,546
   4.613% due 10/15/42                                  1,848           1,830

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-LDP Class A2
   4.790% due 10/15/42                                  2,150           2,123
LB-UBS Commercial Mortgage Trust
   Series 2003-C1 Class A1
   2.720% due 03/15/27                                  1,038           1,013
   Series 2003-C3 Class A1
   2.599% due 05/15/27                                  1,568           1,522
Lehman Brothers Floating Rate Commercial
   Mortgage Trust (E)(p)
   Series 2006-LLF Class A1
   5.400% due 09/15/21                                    870             870
Mellon Residential Funding Corp. (E)
   Series 2000-TBC Class A1
   5.560% due 06/15/30                                  1,182           1,172
Merrill Lynch Mortgage Trust
   Series 2006-C1 Class A1
   5.528% due 05/12/39                                  2,582           2,604
Morgan Stanley Capital I
   Series 2003-T11 Class A1
   3.260% due 06/13/41                                  1,265           1,234
   Series 2004-T13 Class A1
   2.850% due 09/13/45                                    564             547
   Series 2005-HQ6 Class A1
   4.646% due 08/13/42                                  1,763           1,744
Morgan Stanley Dean Witter Capital I
   Series 2002-HQ Class A2
   6.090% due 04/15/34                                    131             132
Prime Mortgage Trust (E)
   Series 2004-CL1 Class 1A2
   5.730% due 02/25/34                                    212             213
   Series 2004-CL1 Class 2A2
   5.730% due 02/25/19                                     51              51
Residential Accredit Loans, Inc.
   Series 2003-QS1 Class A1
   5.000% due 09/25/18                                  3,463           3,394
Salomon Brothers Mortgage Securities VII
   Series 2003-UP2 Class A1
   4.000% due 12/25/18                                    931             879
Structured Asset Mortgage Investments, Inc. (E)
   Series 2002-AR3 Class A1
   5.650% due 09/19/32                                     58              58
Structured Asset Securities Corp. (E)
   Series 2001-21A Class 1A1
   6.792% due 01/25/32                                     75              75

 180  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Vendee Mortgage Trust
   Series 2001-3 Class J
   6.500% due 05/15/08                                    272             273
Wachovia Bank Commercial Mortgage Trust
   Series 2002-C2 Class A2
   4.043% due 11/15/34                                  1,803           1,759
   Series 2003-C4 Class A1
   3.003% due 04/15/35                                  1,175           1,147
   Series 2006-WL7 Class A1 (E)(p)
   5.410% due 08/11/18                                  3,000           3,000
Washington Mutual, Inc.
   Series 2002-AR1 Class A6
   4.816% due 10/25/32                                    515             512
   Series 2002-AR6 Class A (E)
   5.963% due 06/25/42                                    401             402
   Series 2002-AR9 Class 1A (E)
   5.963% due 08/25/42                                    810             811
   Series 2004-AR1 Class A2A (E)
   5.745% due 11/25/34                                  1,650           1,660
   Series 2005-AR1 Class A1A1 (E)
   5.620% due 10/25/45                                    368             370
   Series 2006-AR1 Class 2A (E)
   5.777% due 09/25/46                                    797             797
Wells Fargo Mortgage Backed Securities Trust
   Series 2005-9 Class 1A1
   4.750% due 10/25/35                                  2,689           2,645
   Series 2006-AR2 Class 2A1
   4.950% due 03/25/36                                  1,202           1,192
                                                                 ------------
                                                                      232,016
                                                                 ------------

Non-US Bonds - 0.0%
Landwirtschaftliche Rentenbank
   0.650% due 09/30/08                            JPY  60,000             513
                                                                 ------------

United States Government Agencies - 0.3%
Federal Home Loan Bank System
   Series DE08
   5.925% due 04/09/08                                  1,600           1,621
   Series HK10
   Zero coupon due 04/27/10                               531             496
Freddie Mac
   5.810% due 04/04/08                                  1,000           1,012
                                                                 ------------
                                                                        3,129
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

United States Government Treasuries - 5.0%
United States Treasury Notes
   3.875% due 05/15/09                                  9,500           9,330
   4.000% due 11/15/12                                 49,803          48,322
                                                                 ------------
                                                                       57,652
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $796,447)                                                       790,451
                                                                 ------------

PREFERRED STOCKS - 0.2%
Financial Services - 0.2%
DG Funding Trust (E)(A)                                   219           2,331
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $2,307)                                                           2,331
                                                                 ------------

                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.1%
(Number of Contracts)
Eurodollar Futures
   Dec 2006 92.25 Put (250)                            57,656               2
   Dec 2006 92.50 Put (100)                            23,125               1
   Dec 2006 92.75 Put (72)                             16,695              --
   Dec 2006 94.00 Put (149)                            35,015               1
   Mar 2007 92.00 Put (292)                            67,160               2
   Jun 2007 91.00 Put (201)                            45,728               1
   Jun 2007 91.25 Put (316)                            72,088               2
   Sep 2007 91.75 Put (60)                             13,763              --
   Dec 2007 91.25 Put (777)                           177,253               5

Swaptions
(Fund Pays/Fund Receives)
   EUR Three Month LIBOR/
   EUR 3.96%
   Jul 2007 0.00 Call (1)                               3,829              16
   GBP Six Month LIBOR/
   GBP 5.08%
   Jun 2007 0.00 Call (1)                               1,908               4
   GBP Six Month LIBOR/
   GBP 5.08%
   Jun 2007 0.00 Call (1)                               3,052              --
   USD Three Month LIBOR/
   USD 4.80%
   Dec 2006 0.00 Call (1)                              12,000               5
   USD Three Month LIBOR/
   USD 5.17%
   Feb 2007 0.00 Call (1)                               9,500              41

                                                   Short Duration Bond Fund  181

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                   NOTIONAL         MARKET
                                                    AMOUNT          VALUE
                                                      $               $
-----------------------------------------------------------------------------
   USD Three Month LIBOR/
   USD 5.00%
   Mar 2007 0.00 Call (2)                              17,000              54
   USD Three Month LIBOR/
   USD 5.08%
   Apr 2007 0.00 Call (1)                               6,900              33
   USD Three Month LIBOR/
   USD 5.20%
   May 2007 0.00 Call (1)                              20,800             145
   USD Three Month LIBOR/
   USD 5.25%
   Jun 2007 0.00 Call (1)                              18,000             147
   USD Three Month LIBOR/
   USD 4.85%
   Jul 2007 0.00 Call (1)                              20,000              33
   USD Three Month LIBOR/
   USD 5.25%
   Jul 2007 0.00 Call (1)                              18,000             282
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $551)                                                               774
                                                                 ------------


                                                  PRINCIPAL
                                                  AMOUNT ($)
                                                  OR SHARES
                                                 ------------
SHORT-TERM INVESTMENTS - 31.5%
Alcoa, Inc.
   4.250% due 08/15/07                                  1,175           1,161
American General Finance Corp. (E)
   Series MTNG
   5.429% due 03/23/07                                    200             200
Bank of America Corp. (c)(z)
   5.370% due 11/01/06                                  7,600           7,600
Bank of Montreal
   7.800% due 04/01/07                                  2,500           2,523
Barclays Bank PLC (z)
   5.271% due 01/29/07                                  2,700           2,707
Barclays US Funding Corp. (z)
   5.250% due 01/17/07                                    300             297
BNP Paribas Financial, Inc. (c)(z)
   5.300% due 11/01/06                                  5,000           5,000
Boeing Co.
   8.100% due 11/15/06                                  2,375           2,377
British Aerospace Finance, Inc. (p)
   7.000% due 07/01/07                                    900             907
British Telecommunications PLC
   7.000% due 05/23/07                                  1,700           1,712
CIT Group, Inc. (E)(N)
   5.620% due 09/20/07                                  3,800           3,808
Citigroup, Inc. (E)(N)
   5.451% due 06/04/07                                  1,000           1,001

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Dexia Delaware LLC (z)
   5.240% due 01/18/07                                 10,600          10,480
Dominion Resources, Inc.
   Series G
   3.660% due 11/15/06                                  1,800           1,799
Fannie Mae Discount Notes (c)(z)
   5.255% due 11/01/06 (c)                              9,700           9,700
   5.080% due 11/15/06 (c)                              2,800           2,794
   Zero coupon due 01/17/07                               900             890
Federal Farm Credit Bank
   12.250% due 02/01/07                                   864             866
FedEx Corp. (E)
   5.579% due 08/08/07                                    800             801
Ford Motor Credit Co.
   7.750% due 02/15/07 (N)                                200             200
   6.340% due 03/21/07 (E)                              2,800           2,799
Fortis Bank
   5.265% due 04/28/08                                  1,700           1,699
France Treasury Bill BTF
   Zero coupon due 12/21/06                      EUR    1,300           1,651
Freddie Mac Discount Notes (c)(z)
   Series RB
   5.133% due 11/14/06                                  3,200           3,194
GMAC LLC (E)
   6.274% due 01/16/07                                    200             200
Goldman Sachs Group, Inc. (E)
   5.495% due 10/05/07                                  2,000           2,003
HBOS Treasury Services PLC
   5.365% due 11/01/06 (c)(z)                           3,000           3,000
   5.265% due 11/22/06 (c)(z)                           8,500           8,474
   5.451% due 01/12/07 (E)(p)                             900             900
HSBC Finance Corp. (E)
   5.440% due 02/28/07                                  3,200           3,201
Inter-American Development Bank
   6.375% due 10/22/07                                  5,305           5,373
International Lease Finance Corp.
   5.625% due 06/01/07                                  1,600           1,602
   Series MTNP
   3.125% due 05/03/07                                  2,200           2,175
John Hancock Global Funding II
   6.000% due 12/28/06                                  2,450           2,450
MBNA Corp.
   6.250% due 01/17/07                                  2,000           2,003
MGM Mirage
   9.750% due 06/01/07                                  1,200           1,224
National Rural Utilities Cooperative Finance
   Corp.
   Series MTNC
   6.500% due 03/01/07                                  2,200           2,208

 182  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
New York Life Global Funding (E)(p)
   5.460% due 02/26/07                                  2,500           2,501
Nisource Finance Corp. (c)
   3.200% due 11/01/06                                  2,795           2,795
NiSource, Inc. (c)
   3.628% due 11/01/06                                  1,300           1,300
Pepco Holdings, Inc. (N)
   5.500% due 08/15/07                                    400             400
Principal Life Global Funding I (p)
   5.125% due 06/28/07                                  2,000           1,996
Province of New Brunswick Canada (c)
   3.500% due 10/23/07                                  3,671           3,614
Prudential Financial, Inc.
   4.104% due 11/15/06                                    500             500
Rabobank USA Financial Corp. (c)(z)
   5.300% due 11/01/06                                 10,600          10,600
Royal Bank of Scotland (c)(z)
   4.750% due 11/27/06                                  3,000           3,000
Russell Investment Company Money Market Fund       96,765,334          96,765
San Paolo IMI US Financial Co. (c)(z)
   5.265% due 11/22/06                                    500             498
Skandinaviska Enskilda Banken (c)(z)
   5.271% due 10/03/07                                  2,400           2,399
Societe Generale NA (z)
   5.266% due 12/21/06 (c)                              7,800           7,743
   5.245% due 01/08/07                                  3,800           3,762
Texas Eastern Transmission, LP
   5.250% due 07/15/07                                  2,900           2,889
TIAA Global Markets, Inc. (p)
   5.000% due 03/01/07                                  3,625           3,621
UBS Financial Del LLC (c)(z)
   5.280% due 11/01/06                                 10,500          10,477
   5.290% due 11/01/06                                    100             100
   5.265% due 11/16/06                                  1,100           1,098
United States Treasury Bills (c)(z)(sec.)
   4.179% due 12/07/06                                     50              50
   4.894% due 12/07/06                                     50              50
   4.915% due 12/14/06                                    250             249
   4.921% due 12/14/06                                     25              25
   4.937% due 12/14/06                                  2,095           2,083
United States Treasury Notes
   3.125% due 05/15/07                                 17,990          17,806
   3.625% due 06/30/07                                 82,618          81,853
US Bancorp
   Series MTNN
   5.100% due 07/15/07                                  1,650           1,646

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Wachovia Corp. (E)
   Series *
   5.410% due 07/20/07                                  3,500           3,503
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $364,698)                                                       364,302
                                                                 ------------

OTHER SECURITIES - 1.9%
Russell Investment Company
   Money Market Fund (X)                            5,623,714           5,624
State Street Securities Lending Quality Trust
   (X)                                             16,292,035          16,292
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $21,916)                                                         21,916
                                                                 ------------

TOTAL INVESTMENTS - 102.1%
(identified cost $1,185,919)                                        1,179,774

OTHER ASSETS AND LIABILITIES,
NET - (2.1%)                                                          (24,188)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,155,586
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                   Short Duration Bond Fund  183

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Euribor Futures
   expiration date 06/07 (34)                              10,428                (10)

Eurodollar Futures (CME)
   expiration date 12/06 (78)                              18,454                (40)
   expiration date 03/07 (524)                            124,162               (532)
   expiration date 06/07 (675)                            160,228               (322)
   expiration date 09/07 (813)                            193,342                (32)
   expiration date 12/07 (876)                            208,587                305
   expiration date 03/08 (7)                                1,667                 --

LIBOR Futures
   expiration date 06/07 (14)                               3,159                 (4)
   expiration date 09/07 (26)                               5,868                 (6)
   expiration date 12/07 (16)                               3,612                 (3)

United States Treasury
   2 Year Notes
   expiration date 12/06 (186)                             38,020                 82

Short Positions
United States Treasury Bonds
   expiration date 12/06 (256)                             28,840               (440)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                     (1,002)
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Eurodollar Futures
   Dec 2006 95.00 Put (12)                                  2,850                (11)
   Dec 2006 95.25 Put (338)                                80,486               (520)
   Dec 2006 95.50 Put (40)                                  9,550                (87)
   Mar 2007 94.75 Put (13)                                  3,079                 (3)

Swaptions
(Fund Receives/Fund Pays)
   EUR Six Month LIBOR/
   EUR 4.100%
   Jul 2007 0.00 Call (1)                                   1,276                (16)
   GBP Six Month LIBOR/
   GBP 4.850%
   Jun 2007 0.00 Call (1)                                     572                 (6)
   GBP Six Month LIBOR/
   GBP 4.850%
   Jun 2007 0.00 Call (1)                                     954                 (9)
   GBP 4.500%/
   GBP Six Month LIBOR
   Dec 2006 0.00 Put (1)                                    3,243                (27)
   USD Three Month LIBOR/
   USD 4.850%
   Dec 2006 0.00 Call (1)                                   5,000                 (7)
   USD Three Month LIBOR/
   USD 5.240%
   Feb 2007 0.00 Call (1)                                   4,100                (50)
   USD Three Month LIBOR/
   USD 5.040%
   Mar 2007 0.00 Call (2)                                   7,000                (50)
   USD Three Month LIBOR/
   USD 5.220%
   Apr 2007 0.00 Call (1)                                   3,000                (40)
   USD Three Month LIBOR/
   USD 5.315%
   May 2007 0.00 Call (1)                                   9,100               (151)
   USD Three Month LIBOR/
   USD 5.370%
   Jul 2007 0.00 Call (1)                                   8,000               (161)
   USD Three Month LIBOR/
   USD 4.950%
   Jul 2007 0.00 Call (1)                                   4,200                (47)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $773)                                                   (1,185)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 184  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
EUR           1,522   USD            1,937    12/08/06                 (9)
GBP             107   USD              200    11/30/06                 (4)
JPY          15,662   USD              138    11/15/06                  4
JPY          15,663   USD              138    11/15/06                  3
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                  (6)
                                                           ==============

INTEREST RATE SWAP CONTRACTS
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
        COUNTER              NOTIONAL                                                    TERMINATION           VALUE
         PARTY                AMOUNT         FUND RECEIVES           FUND PAYS               DATE                $
-----------------------   --------------   ------------------   --------------------   ----------------   ----------------
Barclays Bank PLC           GBP    2,800   5.000%               Six Month LIBOR            06/15/07                    (14)
                                                                Consumer Price Index
BNP Paribas                 EUR    1,200   2.090%               (France)                   10/15/10                     16
Lehman Brothers             GBP    1,500   4.500%               Six Month LIBOR            09/20/09                    (39)
Merrill Lynch               GBP    1,600   4.500%               Six Month LIBOR            09/20/09                    (41)
UBS                         USD   42,500   5.000%               Three Month LIBOR          12/20/08                    (29)
                                                                                                          ----------------

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($390)                             (107)
                                                                                                          ================

CREDIT DEFAULT SWAP CONTRACTS
----------------------------------------------------------------------------------------------------------------------
                                                    NOTIONAL                                               MARKET
          REFERENCE                  COUNTER         AMOUNT      FUND RECEIVES       TERMINATION           VALUE
            ENTITY                    PARTY             $          FIXED RATE            DATE                $
------------------------------   ----------------   ---------   ----------------   ----------------   ----------------
Softbank Corp.                   Deutsche Bank         30,000        2.300%            09/20/07                      1
                                                                                                      ----------------

Total Market Value of Open Credit Default Contracts Premiums Paid (Received) - $0                                    1
                                                                                                      ================

  See accompanying notes which are an integral part of the financial statements.

                                                   Short Duration Bond Fund  185

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Asset-Backed Securities                                      18.3
Corporate Bonds and Notes                                    20.0
International Debt                                            4.7
Mortgage-Backed Securities                                   20.1
Non-US Bonds                                                   --*
United States Government Agencies                             0.3
United States Government Treasuries                           5.0
Preferred Stocks                                              0.2
Options Purchased                                             0.1
Short Term Investments                                       31.5
Other Securities                                              1.9
                                                  ---------------
Total Investments                                           102.1
Other Assets and Liabilities, Net                            (2.1)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.1)
Options Written                                              (0.1)
Foreign Currency Exchange Contracts                            --*
Interest Rate Swap Contracts                                   --*
Credit Default Swap Contracts                                  --*

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 186  Short Duration Bond Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                  SELECT GROWTH - CLASS I           RUSSELL 1000(R) GROWTH **
                                                                  -----------------------           -------------------------
Inception*                                                                 10000                              10000
2001                                                                        6710                               6804
2002                                                                        5350                               5469
2003                                                                        7100                               6662
2004                                                                        7180                               6887
2005                                                                        7910                               7494
2006                                                                        8444                               8307

Select Growth - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  6.48%
5 Years                                 4.55%sec.
Inception*                             (3.03)%sec.

Select Growth - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  6.31%
5 Years                                 4.31%sec.
Inception*                             (3.29)%sec.

Select Growth - Class C
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  5.23%
5 Years                                 3.35%sec.
Inception*                             (4.15)%sec.

Select Growth - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  6.75%
5 Years                                 4.70%sec.
Inception*                             (2.90)%sec.

Russell 1000(R) Growth Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 10.84%
5 Years                                 4.07%sec.
Inception*                             (3.18)%sec.

 188  Select Growth Fund

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Select Growth Fund Class I, Class S, Class E and Class C Shares gained 6.75%, 6.48%, 6.31% and 5.23%, respectively. This compared to the Russell 1000(R) Growth Index, which gained 10.84% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Growth Funds Average returned 7.54%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund's overweight in companies with higher growth rates, higher price/earnings multiples and lower dividend yields detracted significantly from the Fund's performance in the fiscal year ended October 31, 2006. This was mainly due to the fact that during the last seven months of the fiscal year, the market rewarded slower growing and higher dividend yielding companies. Investor concern over a "hard landing" for the economy due to the Federal Reserve's focus on containing inflation, quickly rising energy prices, weakening home sales and prices and weakened consumer confidence overshadowed the favorable earnings growth being generated by many companies during the period. Also during the last seven months of the fiscal year, the Fund's emphasis on companies with positive earnings momentum went unrewarded due to investor skepticism over the ability of these companies to continue to grow their earnings at such attractive rates in an economic environment that was perceived to be weakening. This strong focus by the market on more defensive investments was not shared by the Fund's money managers, which continued to expect more of a "soft landing" for the economy and kept their focus on higher growth companies.

This market environment was in stark contrast to the first five months of the fiscal year during which the market rewarded more cyclically oriented companies that were generating strong earnings growth, and the Fund was rewarded for its investments in these companies. During that period the Fund benefited from strong stock selection in the technology, financial services, materials and processing, and autos and transportation sectors.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Stock selection and sector allocations by the Fund's money managers detracted from Fund performance during the period. Almost half of the underperformance in the Fund was due to weak stock selection in the health care sector. The Fund was underweight in many of the larger drug manufacturers, a sector which performed well during the period despite suffering from weak new product pipelines, pricing pressure and fears regarding regulation. Stock selection in the technology sector also detracted from results largely because of the Fund's money manager stock selections in the communication technology area. The Fund's underweight in producer durables and the more defensive consumer staples and utilities sectors, coupled with its overweight in higher growth technology stocks, detracted from Fund results.

As investor concerns over interest rates, energy prices and a potentially softening economy increased, Delaware Management Company, Ark Asset Management Co., Inc., Turner Investment Partners, Inc. and Fuller & Thaler Asset Management, Inc. each fell behind their respective style benchmarks for the final seven months of the fiscal year. In contrast, each of the money managers in the Fund, except Ark, outperformed its respective style benchmarks in the first five months of the fiscal year as the market rewarded strong earnings growth. CapitalWorks Investment Partners, LLC outperformed its benchmark for the entire period.

Delaware Management Company, the Fund's best performer in fiscal 2005, detracted the most from returns in fiscal 2006 as its emphasis on a focused portfolio of quickly growing companies with what it deemed to be attractive long-term growth prospects was not rewarded by the market. Delaware's stock selection in the consumer discretionary and technology sectors, particularly in the radio and TV broadcasting and computer technology, services and communications technology segments, was the largest detractor from its performance.

Ark's overweights and stock selection in the technology and health care sectors detracted the most from its performance as its emphasis on companies experiencing positive changes caused it to buy stocks in the communications technology and health care services areas. Stocks selected by Ark underperformed despite what it deemed to be improving earnings growth situations.

Turner's stock selection in the health care and technology sectors detracted the most from its performance as its aggressive emphasis on companies with high earnings growth and strong earnings and price momentum was not rewarded by the market's more defensive focus. Turner's focus away from higher dividend paying stocks also worked against it. CapitalWorks outperformed its style benchmark by a wide margin during the overall period. CapitalWorks provides the Fund with exposure to smaller capitalization companies that are experiencing strong earnings growth. CapitalWorks contributed positively to the Fund's performance particularly as smaller capitalization stocks outperformed the Fund's Russell 1000 Growth Index benchmark. Strong stock selection,

                                                         Select Growth Fund  189

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

particularly in the technology and consumer discretionary sectors drove this outperformance.

Fuller & Thaler trailed its style benchmark. Strong stock selection in the technology and consumer discretionary sectors was offset by weaker stock selection in the financial services and health care sectors. Fuller & Thaler contributed positively to the Fund's overall benchmark relative performance due to its focus on small capitalization stocks which outperformed the Fund's Russell 1000 Growth Fund benchmark.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

Sustainable Growth Advisers, L.P. was added to the Fund's money manager line-up in September to provide a consistent growth complement to the existing managers in the Fund structure. As a result, allocations to Ark and Turner were reduced and small reductions were also made in the target allocations of CapitalWorks and Fuller & Thaler. Among other goals, these changes where made to reduce the extent of the earnings momentum and small-capitalization tilts within the Fund.

Money Managers as of                                                    Style
October 31, 2006


Ark Asset Management Co., Inc.                    Growth
CapitalWorks Investment Partners, LLC             Growth
Delaware Management Company, a series of
   Delaware
   Management Business Trust                      Growth
Fuller & Thaler Asset Management, Inc.            Growth
Sustainable Growth Advisers, L.P.                 Growth
Turner Investment Partners, Inc.                  Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*     Commenced operations on January 31, 2001.

** The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 190  Select Growth Fund

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       976.30      $     1,013.96
Expenses Paid During
Period*                       $        11.11      $        11.32

* Expenses are equal to the Fund's annualized expense ratio of 2.23% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       982.10      $     1,018.30
Expenses Paid During
Period*                       $         6.84      $         6.97

* Expenses are equal to the Fund's annualized expense ratio of 1.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       984.20      $     1,020.37
Expenses Paid During
Period*                       $         4.80      $         4.89

* Expenses are equal to the Fund's annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       982.40      $     1,019.31
Expenses Paid During
Period*                       $         5.85      $         5.96

* Expenses are equal to the Fund's annualized expense ratio of 1.17% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                         Select Growth Fund  191

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 95.8%
Auto and Transportation - 3.8%
CH Robinson Worldwide, Inc.                            12,120             506
Expeditors International Washington, Inc.              32,000           1,517
FedEx Corp.                                            10,250           1,174
Union Pacific Corp.                                     3,600             326
United Parcel Service, Inc. Class B                    38,200           2,879
US Airways Group, Inc. (AE)(N)                          7,400             369
                                                                 ------------
                                                                        6,771
                                                                 ------------

Consumer Discretionary - 21.6%
Activision, Inc. (AE)(N)                                8,300             128
Alloy, Inc. (AE)(N)                                     4,650              64
AMN Healthcare Services, Inc. (AE)(N)                  11,700             296
AnnTaylor Stores Corp. (AE)(N)                          2,900             128
Apollo Group, Inc. Class A (AE)                        14,000             517
Best Buy Co., Inc.                                      3,300             182
Bright Horizons Family Solutions, Inc. (AE)(N)          2,000              77
Buca, Inc. (AE)(N)                                     19,900             107
Buffalo Wild Wings, Inc. (AE)(N)                        2,700             140
Casual Male Retail Group, Inc. (AE)                    13,700             203
Charlotte Russe Holding, Inc. (AE)(N)                   7,700             213
Christopher & Banks Corp.                               5,500             148
Coach, Inc. (AE)                                       29,650           1,175
Corrections Corp. of America (AE)(N)                    3,800             174
Costco Wholesale Corp.                                 12,100             646
Crown Media Holdings, Inc. Class A (AE)(N)             12,100              48
Deckers Outdoor Corp. (AE)(N)                           3,400             181
dELIA*s, Inc. (AE)(N)                                  10,100              92
Design Within Reach, Inc. (AE)(N)                      14,900              93
DeVry, Inc. (AE)(N)                                     5,000             122
Diamond Management & Technology Consultants,
   Inc. (AE)(N)                                        10,800             117
eBay, Inc. (AE)                                       106,200           3,412
Electronic Arts, Inc. (AE)                             46,440           2,456
Ezcorp, Inc. Class A (AE)(N)                            3,800             172
Gap, Inc. (The)                                        16,000             336
Gemstar-TV Guide International, Inc. (AE)              31,600             110
Google, Inc. Class A (AE)                              10,899           5,192
Gray Television, Inc. (N)                              12,400              80
Great Wolf Resorts, Inc. (AE)(N)                       12,000             158
Home Depot, Inc.                                       16,700             623
Iconix Brand Group, Inc. (AE)(N)                        4,782              89
Interchange Corp. (AE)(N)                               9,800              56
International Game Technology                          60,380           2,567
ITT Educational Services, Inc. (AE)(N)                  3,000             207
Kohl's Corp. (AE)                                       4,700             332
Las Vegas Sands Corp. (AE)                              9,080             692

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Leapfrog Enterprises, Inc. Class A (AE)(N)             22,200             214
LIFE TIME FITNESS, Inc. (AE)(N)                         1,800              93
Lowe's Cos., Inc. (N)                                  25,900             781
MGM Mirage (AE)                                        35,000           1,506
Multimedia Games, Inc. (AE)(N)                         11,100             104
New Frontier Media, Inc. (AE)                          10,600              93
News Corp. Class A                                     37,100             774
Omnicom Group, Inc.                                     8,680             881
On Assignment, Inc. (AE)(N)                             7,500              85
Parlux Fragrances, Inc. (AE)(N)                        19,300             134
Revlon, Inc. Class A (AE)(N)                           75,500             100
SAIC, Inc. (AE)                                         3,800              76
Sears Holdings Corp. (AE)(N)                            2,900             506
Sharper Image Corp. (AE)(N)                             7,600              84
Staples, Inc.                                         156,400           4,034
Starbucks Corp. (AE)(N)                                51,236           1,934
Starwood Hotels & Resorts Worldwide, Inc. (o)           9,600             573
Steven Madden, Ltd. (N)                                 5,100             220
TeleTech Holdings, Inc. (AE)(N)                         6,600             128
TJX Cos., Inc.                                         17,010             492
Topps Co., Inc. (The) (N)                              14,900             130
Urban Outfitters, Inc. (AE)(N)                         20,900             366
Valuevision Media, Inc. Class A (AE)(N)                 9,700             125
Viacom, Inc. Class A (AE)                              13,000             506
Wal-Mart Stores, Inc.                                  42,800           2,109
WebSideStory, Inc. (AE)(N)                             10,800             141
Weight Watchers International, Inc. (N)                26,000           1,134
                                                                 ------------
                                                                       38,656
                                                                 ------------

Consumer Staples - 9.2%
Altria Group, Inc.                                      9,000             732
Boston Beer Co., Inc. Class A (AE)(N)                   2,600              95
Clorox Co.                                              2,700             174
Coca-Cola Co. (The)                                    29,600           1,383
Colgate-Palmolive Co.                                  18,900           1,209
CVS Corp.                                               7,000             220
PepsiCo, Inc.                                          69,355           4,400
Procter & Gamble Co.                                   73,560           4,663
Sysco Corp.                                            36,500           1,277
Walgreen Co.                                           41,000           1,791
Whole Foods Market, Inc. (N)                            5,200             332
Wild Oats Markets, Inc. (AE)(N)                        10,200             183
                                                                 ------------
                                                                       16,459
                                                                 ------------

 192  Select Growth Fund

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Financial Services - 10.4%
Advent Software, Inc. (AE)(N)                           7,000             259
American Express Co.                                   12,200             705
American International Group, Inc.                     13,300             893
Automatic Data Processing, Inc.                        31,000           1,533
Charles Schwab Corp. (The)                             43,360             790
Chicago Mercantile Exchange Holdings, Inc. Class
   A                                                    4,920           2,465
Chubb Corp.                                            11,810             628
Commerce Bancorp, Inc. (N)                              8,500             297
Cybersource Corp. (AE)(N)                               9,400              96
First Data Corp.                                        8,200             199
Goldman Sachs Group, Inc.                               5,560           1,055
Hartford Financial Services Group, Inc.                 2,200             192
HealthExtras, Inc. (AE)(N)                              4,400             101
Hypercom Corp. (AE)(N)                                 16,700             108
IntercontinentalExchange, Inc. (AE)                    16,600           1,401
Merrill Lynch & Co., Inc.                               4,500             394
Moody's Corp.                                          22,000           1,459
Morgan Stanley                                          4,600             352
Open Solutions, Inc. (AE)(N)                            3,400             127
Paychex, Inc.                                          40,000           1,579
Pico Holdings, Inc. (AE)(N)                             3,800             123
State Street Corp.                                     18,400           1,182
UBS AG                                                 13,120             785
Wells Fargo & Co.                                      21,460             779
Western Union Co. (The) (AE)                           53,200           1,173
                                                                 ------------
                                                                       18,675
                                                                 ------------

Health Care - 17.9%
Abbott Laboratories                                    27,510           1,307
Albany Molecular Research, Inc. (AE)(N)                 7,900              94
Allergan, Inc.                                         31,010           3,582
Amgen, Inc. (AE)(N)                                    23,900           1,814
Analogic Corp. (N)                                      1,400              78
Applera Corp. - Celera Genomics Group (AE)(N)           8,700             135
Baxter International, Inc.                             33,870           1,557
Bruker BioSciences Corp. (AE)                          20,400             162
Cardinal Health, Inc.                                   3,900             255
Caremark Rx, Inc.                                       8,400             414
Celgene Corp. (AE)(N)                                  17,800             951
Charles River Laboratories International, Inc.
   (AE)                                                 2,500             107
Cholestech Corp. (AE)                                   2,600              40
Conor Medsystems, Inc. (AE)(N)                          4,100             101
Cooper Cos., Inc. (The) (N)                             1,500              86
Covance, Inc. (AE)(N)                                     900              53
DaVita, Inc. (AE)(N)                                    5,400             300
Dendreon Corp. (AE)(N)                                 11,900              60
DOV Pharmaceutical, Inc. (AE)(N)                       40,600              12

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Eli Lilly & Co.                                         3,600             202
Genentech, Inc. (AE)                                   28,100           2,341
Genzyme Corp. (AE)(N)                                  21,500           1,451
Gilead Sciences, Inc. (AE)                             31,185           2,149
GTx, Inc. (AE)(N)                                       9,100             101
Healthcare Services Group (N)                           2,500              68
Healthways, Inc. (AE)(N)                                1,100              47
Henry Schein, Inc. (AE)(N)                              3,000             149
Illumina, Inc. (AE)(N)                                  2,400             106
Intralase Corp. (AE)(N)                                 3,600              71
Inverness Medical Innovations, Inc. (AE)(N)             2,300              87
Invitrogen Corp. (AE)(N)                                  700              41
Johnson & Johnson                                      21,900           1,476
Lifecell Corp. (AE)(N)                                  3,900              91
Medco Health Solutions, Inc. (AE)                      12,900             690
Medtronic, Inc.                                        18,700             910
Merck & Co., Inc.                                       3,800             173
Neopharm, Inc. (AE)(N)                                 14,100             102
Neose Technologies, Inc. (AE)                          16,300              43
Neurometrix, Inc. (AE)(N)                               5,800              95
Omnicell, Inc. (AE)(N)                                  5,600             105
Oxigene, Inc. (AE)(N)                                  10,400              41
Palatin Technologies, Inc. (AE)(N)                     18,700              53
Phase Forward, Inc. (AE)                                7,700             107
PolyMedica Corp. (N)                                    2,600             108
PSS World Medical, Inc. (AE)                            2,900              58
Rita Medical Systems, Inc. (AE)(N)                     23,000              83
Schering-Plough Corp.                                   7,500             166
St. Jude Medical, Inc. (AE)                            29,700           1,020
Stryker Corp.                                          18,000             941
Tercica, Inc. (AE)(N)                                  17,800              90
Teva Pharmaceutical Industries, Ltd. - ADR             35,100           1,157
UnitedHealth Group, Inc.                               45,000           2,195
Ventana Medical Systems, Inc. (AE)(N)                   1,900              77
WellPoint, Inc. (AE)                                   18,500           1,412
Wyeth                                                  28,000           1,429
Zimmer Holdings, Inc. (AE)                             21,000           1,512
                                                                 ------------
                                                                       32,055
                                                                 ------------

Materials and Processing - 2.4%
Archer-Daniels-Midland Co.                             21,945             845
Caraustar Industries, Inc. (AE)(N)                     15,300             166
Harsco Corp.                                            1,300             106
Housevalues, Inc. (AE)(N)                              20,100             118
Insituform Technologies, Inc. Class A (AE)              6,500             152
Monsanto Co.                                           24,630           1,089

                                                         Select Growth Fund  193

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Praxair, Inc.                                          26,000           1,566
Unifi, Inc. (AE)                                       27,100              75
Valmont Industries, Inc.                                1,600              89
                                                                 ------------
                                                                        4,206
                                                                 ------------

Miscellaneous - 3.3%
3M Co.                                                  3,000             237
Foster Wheeler, Ltd. (AE)(N)                            2,900             130
General Electric Co.                                  152,028           5,338
Textron, Inc.                                           2,700             245
                                                                 ------------
                                                                        5,950
                                                                 ------------

Other Energy - 1.5%
Baker Hughes, Inc.                                      4,100             283
Cameron International Corp. (AE)                        3,800             190
ENSCO International, Inc.                               2,200             108
Foundation Coal Holdings, Inc. (N)                      2,400              88
Hercules Offshore, Inc. (AE)(N)                         3,100             110
Petroquest Energy, Inc. (AE)(N)                        11,300             129
Schlumberger, Ltd.                                      4,600             290
Smith International, Inc. (N)                           4,000             158
TGC Industries, Inc. (AE)                               4,700              37
Weatherford International, Ltd. (AE)                   16,520             679
XTO Energy, Inc.                                       11,950             558
                                                                 ------------
                                                                        2,630
                                                                 ------------

Producer Durables - 3.8%
American Tower Corp. Class A (AE)                      12,900             465
Applied Materials, Inc.                                47,677             829
Boeing Co.                                              4,200             335
CalAmp Corp. (AE)(N)                                   13,100              87
Credence Systems Corp. (AE)(N)                         32,900             106
Crown Castle International Corp. (AE)(N)                2,800              94
Danaher Corp.                                          10,460             751
Deere & Co.                                             5,300             451
Entegris, Inc. (AE)(N)                                 11,027             124
ESCO Technologies, Inc. (AE)(N)                         2,200              96
Flow International Corp. (AE)(N)                        8,500             100
General Cable Corp. (AE)(N)                             4,600             173
Goodrich Corp.                                          5,600             247
Intevac, Inc. (AE)(N)                                   6,922             143
Kla-Tencor Corp.                                       15,600             767
L-1 Identity Solutions, Inc. (AE)(N)                    5,500              79
Polycom, Inc. (AE)(N)                                   7,000             192
Radyne Corp. (AE)(N)                                   11,300             114
Rudolph Technologies, Inc. (AE)(N)                      9,500             168
SBA Communications Corp. Class A (AE)(N)                6,500             174
Sonic Solutions, Inc. (AE)(N)                           9,600             155
Tektronix, Inc.                                         4,100             124
Teradyne, Inc. (AE)(N)                                 16,700             234
Thermo Electron Corp. (AE)(N)                          11,650             499

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
United Technologies Corp.                               3,000             197
Zygo Corp. (AE)                                         4,200              73
                                                                 ------------
                                                                        6,777
                                                                 ------------

Technology - 20.9%
Actuate Corp. (AE)(N)                                  16,200              85
Agile Software Corp. (AE)(N)                           14,600              98
Akamai Technologies, Inc. (AE)(N)                      10,500             492
Amdocs, Ltd. (AE)                                       3,200             124
Apple Computer, Inc. (AE)                              35,964           2,916
Art Technology Group, Inc. (AE)(N)                     46,100             115
AsiaInfo Holdings, Inc. (AE)(N)                        19,100              92
Aspen Technology, Inc. (AE)(N)                          3,600              36
Authentidate Holding Corp. (AE)(N)                     13,900              26
BEA Systems, Inc. (AE)(N)                              11,600             189
Broadcom Corp. Class A (AE)(N)                         38,950           1,179
Captaris, Inc. (AE)(N)                                 15,100              89
Centillium Communications, Inc. (AE)                   26,526              56
Cisco Systems, Inc. (AE)                              121,070           2,921
Citrix Systems, Inc. (AE)(N)                            2,900              86
Cognizant Technology Solutions Corp. Class A
   (AE)                                                 6,160             464
Corning, Inc. (AE)                                     45,500             930
Daktronics, Inc. (N)                                    5,000             118
Dell, Inc. (AE)                                        38,600             939
Ditech Networks, Inc. (AE)(N)                          13,000             103
Equinix, Inc. (AE)(N)                                   1,500             103
Gartner, Inc. (AE)(N)                                  17,400             324
Harmonic, Inc. (AE)                                    22,700             184
Integrated Device Technology, Inc. (AE)(N)              7,300             116
Intuit, Inc. (AE)                                      59,690           2,107
Iomega Corp. (AE)(N)                                   17,400              72
JDS Uniphase Corp. (AE)(N)                             10,849             158
Lawson Software, Inc. (AE)(N)                          17,400             133
LCC International, Inc. Class A (AE)(N)                28,500             103
Microsoft Corp.                                       124,600           3,577
Motorola, Inc.                                         62,120           1,432
Napster, Inc. (AE)(N)                                  23,400             111
National Semiconductor Corp.                           24,900             605
Network Appliance, Inc. (AE)                           20,900             763
Newport Corp. (AE)(N)                                   9,000             195
Nuance Communications, Inc. (AE)(N)                    10,000             115
NVE Corp. (AE)(N)                                       4,600             204
Nvidia Corp. (AE)                                      30,550           1,065
Opsware, Inc. (AE)(N)                                   5,200              47
PMC - Sierra, Inc. (AE)(N)                             17,900             119

 194  Select Growth Fund

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Qualcomm, Inc.                                        116,300           4,232
Redback Networks, Inc. (AE)                            10,345             164
Research In Motion, Ltd. (AE)                           8,030             943
Safeguard Scientifics, Inc. (AE)(N)                    35,500              87
SanDisk Corp. (AE)(N)                                  56,230           2,705
SAP AG - ADR                                           12,000             596
Seachange International, Inc. (AE)(N)                  18,400             154
Seagate Technology (N)                                 75,000           1,693
Semtech Corp. (AE)                                      5,800              76
SimpleTech, Inc. (AE)(N)                               17,300             150
Standard Microsystems Corp. (AE)(N)                     6,100             188
Sun Microsystems, Inc. (AE)                           185,600           1,008
Sykes Enterprises, Inc. (AE)(N)                         8,600             174
Texas Instruments, Inc.                                67,350           2,033
Transaction Systems Architects, Inc. (AE)               3,000             101
Transwitch Corp. (AE)(N)                               49,800              73
Ultimate Software Group, Inc. (AE)(N)                   7,000             173
Varian, Inc. (AE)                                       1,400              66
Zhone Technologies, Inc. (AE)                          63,700              90
                                                                 ------------
                                                                       37,297
                                                                 ------------

Utilities - 1.0%
Comcast Corp. Class A (AE)                             16,190             658
Leap Wireless International, Inc. (AE)(N)               3,100             172
Level 3 Communications, Inc. (AE)(N)                   35,100             186
MDU Communications International, Inc. (AE)            29,200              21
NeuStar, Inc. Class A (AE)(N)                           2,300              67
NII Holdings, Inc. (AE)                                10,820             704
                                                                 ------------
                                                                        1,808
                                                                 ------------

TOTAL COMMON STOCKS
(cost $149,450)                                                       171,284
                                                                 ------------

SHORT-TERM INVESTMENTS - 4.1%
Russell Investment Company
   Money Market Fund                                6,304,000           6,304
United States Treasury Bills (c)(z)(sec.)
   4.891% due 12/07/06                                  1,000             995
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $7,299)                                                           7,299
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

OTHER SECURITIES - 17.5%
Russell Investment Company
   Money Market Fund (X)                            8,034,151           8,034
State Street Securities Lending Quality Trust
   (X)                                             23,275,131          23,275
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $31,309)                                                         31,309
                                                                 ------------

TOTAL INVESTMENTS - 117.4%
(identified cost $188,058)                                            209,892

OTHER ASSETS AND LIABILITIES,
NET - (17.4%)                                                         (31,152)
                                                                 ------------

NET ASSETS - 100.0%                                                   178,740
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                         Select Growth Fund  195

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Nasdaq 100 Index (CME)
   expiration date 12/06 (13)                               2,266                202

Russell 1000 Growth Index
   expiration date 12/06 (11)                               2,996                177

S&P 500 E-Mini Index (CME)
   expiration date 12/06 (11)                                 761                 40

S&P 500 Index (CME)
   expiration date 12/06 (4)                                1,383                  5
                                                                     ---------------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                                     424
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                        %OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       3.8
Consumer Discretionary                                       21.6
Consumer Staples                                              9.2
Financial Services                                           10.4
Health Care                                                  17.9
Materials and Processing                                      2.4
Miscellaneous                                                 3.3
Other Energy                                                  1.5
Producer Durables                                             3.8
Technology                                                   20.9
Utilities                                                     1.0
Short-Term Investments                                        4.1
Other Securities                                             17.5
                                                  ---------------
Total Investments                                           117.4
Other Assets and Liabilities, Net                           (17.4)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.2

See accompanying notes which are an integral part of the financial statements.

 196  Select Growth Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                   SELECT VALUE - CLASS I            RUSSELL 1000(R) VALUE **
                                                                   ----------------------            ------------------------
Inception*                                                                 10000                              10000
2001                                                                        8608                               8684
2002                                                                        7599                               7813
2003                                                                        9316                               9601
2004                                                                       10692                              11084
2005                                                                       12043                              12400
2006                                                                       14267                              15060

Select Value Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 18.32%
5 Years                                10.49%sec.
Inception*                              6.24%sec.

Select Value Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 18.15%
5 Years                                10.25%sec.
Inception*                              5.97%sec.

Select Value Fund - Class C
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 17.01%
5 Years                                 9.26%sec.
Inception*                              5.05%sec.

Select Value Fund - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 18.47%
5 Years                                10.63%sec.
Inception*                              6.38%sec.

Russell 1000(R) Value Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 21.46%
5 Years                                11.64%sec.
Inception*                              7.38%sec.

 198  Select Value Fund

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Select Value Fund Class I, Class S, Class E and Class C Shares gained 18.47%, 18.32%, 18.15% and 17.01%, respectively. This compared to the Russell 1000(R) Value Index, which gained 21.46% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Value Funds Average returned 17.65%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

In the first nine months of the fiscal year, the Fund was negatively impacted by three of the primary market drivers. These were soaring energy prices, continued outperformance of value stocks relative to growth stocks, and investor's preference for high yield, defensive stocks.

Given the strength in oil prices and related stocks, the money managers in the Fund believed these stocks were overvalued and took significant underweight positions. Unfortunately, oil prices continued to surge through mid-August, at which point they peaked near $80 a barrel.

Similarly, value stocks have outperformed relative to growth stocks since early 2000. The Fund's money managers believed this trend was unsustainable. They positioned their portfolios to take advantage of attractive valuations in stocks with growth expectations that were above the Russell 1000 Value Index. However, value stocks continued to outperform through mid-August, detracting from the Fund's performance.

Lastly, most of the Fund's money managers believed that the economy would slow to moderate growth levels. However, in May, investors became fearful of a sharp correction in the economy which led them to seek defensive, high yield stocks. This trend continued through July, having a notable negative impact on Fund performance as the money managers had positioned the Fund to benefit from a slowing economy by underweighting the highest dividend yielding stocks.

Beginning mid-August, these trends reversed. As such, the Fund has outperformed since that time.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Value managers tend to be contrarian, buying stocks that have underperformed and are selling at attractive valuations. The strong relative performance of energy, deep value, and high yielding stocks made those stocks less fundamentally attractive to value managers. With a tilt towards owning stocks with both attractive values and good growth prospects, the Fund's money managers focused on higher growth, less defensive, and larger capitalization stocks. As a result, the Fund had a pronounced tilt toward stocks with higher growth characteristics selling at moderate valuations. Also, the Fund's money managers avoided stocks with high dividend yields. These tilts contributed negatively to the Fund's performance during the fiscal year as the market rewarded defensive, high dividend yield stocks.

Poor stock and industry selection by the Fund's money managers during the period also contributed negatively to performance. Iridian Asset Management LLC was the biggest detractor, significantly underperforming its benchmark due mainly to poor stock and industry selection but also because of the factors discussed above. Systematic Financial Management, L.P. also underperformed for the same reasons. DePrince Race & Zollo, Inc. outperformed the benchmark due to positive industry and sector selection.

At the stock selection level, overweights in Boston Scientific and Unitedhealth detracted from performance, as did underweights in BellSouth and Exxon Mobil. Overweights in China Mobile, Guidant and Allegheny Technologies contributed positively to performance.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes to the Fund's structure or money manager line-up during the year.

                                                          Select Value Fund  199

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                   Style
October 31, 2006


DePrince, Race & Zollo, Inc.                     Value
Iridian Asset Management, LLC                    Value
MFS Institutional Advisors, Inc.                 Value
Netols Asset Management, Inc.                    Value
Systematic Financial Management, L.P.            Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Commenced operations on January 31, 2001.

** Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 200  Select Value Fund

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,046.40      $     1,014.62
Expenses Paid During
Period*                       $        10.83      $        10.66

* Expenses are equal to the Fund's annualized expense ratio of 2.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,050.60      $     1,018.75
Expenses Paid During
Period*                       $         6.62      $         6.51

* Expenses are equal to the Fund's annualized expense ratio of 1.28% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,052.10      $     1,020.47
Expenses Paid During
Period*                       $         4.86      $         4.79

* Expenses are equal to the Fund's annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,052.40      $     1,019.76
Expenses Paid During
Period*                       $         5.59      $         5.50

* Expenses are equal to the Fund's annualized expense ratio of 1.08% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                          Select Value Fund  201

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 94.0%
Auto and Transportation - 2.1%
Airtran Holdings, Inc. (AE)(N)                         36,138             360
Alexander & Baldwin, Inc. (N)                           9,923             457
Burlington Northern Santa Fe Corp.                     16,110           1,249
Con-way, Inc.                                           1,720              81
Continental AG - ADR (AE)                              12,600           1,399
CSX Corp.                                              23,656             844
Fleetwood Enterprises, Inc. (AE)(N)                    29,985             214
General Maritime Corp. (N)                             11,670             426
Keystone Automotive Industries, Inc. (AE)(N)           14,228             547
Norfolk Southern Corp.                                 14,760             776
Polaris Industries, Inc. (N)                           17,700             758
United Parcel Service, Inc. Class B                    10,700             806
Visteon Corp. (AE)                                     65,667             485
Wabtec Corp. (N)                                       21,466             674
                                                                 ------------
                                                                        9,076
                                                                 ------------

Consumer Discretionary - 9.0%
99 Cents Only Stores (AE)(N)                           27,627             331
Accenture, Ltd. Class A (AE)                           37,770           1,243
Arbitron, Inc. (N)                                     14,574             612
Casual Male Retail Group, Inc. (AE)(N)                 39,398             584
Corinthian Colleges, Inc. (AE)(N)                      35,031             429
Cost Plus, Inc. (AE)(N)                                44,565             533
Cox Radio, Inc. Class A (AE)(N)                        21,806             367
DeVry, Inc. (AE)(N)                                    20,263             493
Diamond Management & Technology Consultants,
   Inc. (AE)(N)                                        44,735             485
Family Dollar Stores, Inc.                             27,000             795
Federated Department Stores, Inc.                      38,120           1,674
Gap, Inc. (The)                                        56,500           1,188
Hanesbrands, Inc. (AE)                                  3,271              77
Harrah's Entertainment, Inc.                           28,500           2,118
Hasbro, Inc. (N)                                       66,720           1,729
Home Depot, Inc.                                        9,760             364
International Flavors & Fragrances, Inc.               15,800             671
Jarden Corp. (AE)(N)                                   15,064             542
JC Penney Co., Inc.                                    24,400           1,836
Kimberly-Clark Corp.                                   30,000           1,996
Liberty Media Holding Corp. (AE)                       56,000           1,236
Liberty Media Holding Corp.
   Series A (AE)                                       11,900           1,060
Limited Brands, Inc.                                   20,900             616
McDonald's Corp.                                       58,100           2,436
MGM Mirage (AE)                                        64,900           2,792
New York Times Co. Class A (N)                         10,660             258
Nike, Inc. Class B                                     13,980           1,284
O'Charleys, Inc. (AE)(N)                               27,193             541
Omnicom Group, Inc.                                     5,000             507
Reader's Digest Association, Inc. (The) (N)            24,966             359

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ross Stores, Inc.                                      23,900             703
RR Donnelley & Sons Co.                                27,000             914
Sabre Holdings Corp. Class A                           37,700             958
School Specialty, Inc. (AE)(N)                         10,796             423
Sears Holdings Corp. (AE)(N)                            4,200             733
ServiceMaster Co. (The) (N)                            48,500             550
Sturm Ruger & Co., Inc. (AE)(N)                        46,513             387
TJX Cos., Inc.                                         54,000           1,563
Viacom, Inc. Class A (AE)                              21,047             819
Walt Disney Co.                                        52,580           1,654
WPP Group PLC - ADR (AE)(N)                             4,040             259
                                                                 ------------
                                                                       38,119
                                                                 ------------

Consumer Staples - 4.1%
Altria Group, Inc.                                     75,600           6,149
Coca-Cola Co. (The)                                    22,100           1,033
ConAgra Foods, Inc.                                    26,100             683
Del Monte Foods Co.                                    44,413             479
Diageo PLC - ADR                                       13,020             970
Fomento Economico Mexicano SA de CV - ADR               3,500             338
Hershey Co. (The) (N)                                  19,800           1,048
HJ Heinz Co.                                           19,600             826
Kellogg Co.                                            24,000           1,207
Lance, Inc. (N)                                        20,317             397
Molson Coors Brewing Co. Class B (N)                   16,100           1,146
Nestle SA - ADR                                         8,830             754
PepsiCo, Inc.                                           7,510             476
Procter & Gamble Co.                                   26,100           1,654
Tyson Foods, Inc. Class A                              13,320             192
                                                                 ------------
                                                                       17,352
                                                                 ------------

Financial Services - 25.9%
Aflac, Inc.                                             4,440             199
AG Edwards, Inc.                                       11,900             679
Allstate Corp. (The)                                   56,940           3,494
American Express Co.                                   17,610           1,018
American International Group, Inc.                     65,000           4,366
AmSouth Bancorporation                                 29,600             895
Amvescap PLC - ADR (AE)(N)                             46,300           1,064
Annaly Capital Management, Inc. (o)                    73,600             966
Assurant, Inc.                                         26,800           1,411
Astoria Financial Corp.                                21,900             635
Bank of America Corp.                                 234,785          12,648
Bank of New York Co., Inc. (The)                       35,990           1,237
Bear Stearns Cos., Inc. (The)                          11,400           1,725
Cedar Shopping Centers, Inc. (o)(N)                    26,576             444

 202  Select Value Fund

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Chubb Corp.                                            12,240             651
Cigna Corp.                                            17,490           2,046
Citigroup, Inc.                                       175,810           8,819
Colonial BancGroup, Inc. (The)                         26,800             639
Countrywide Financial Corp.                            64,900           2,474
Douglas Emmett, Inc. (AE)(o)                            2,700              64
Dow Jones & Co., Inc. (N)                              22,300             783
Fannie Mae                                             32,520           1,927
Federated Investors, Inc. Class B                      33,000           1,132
First Horizon National Corp. (N)                       17,100             672
First Industrial Realty Trust, Inc. (o)(N)             11,268             518
First Marblehead Corp. (The) (N)                        7,020             474
Franklin Resources, Inc.                                4,760             542
Freddie Mac                                             6,650             459
GATX Corp. (N)                                         10,066             439
Genworth Financial, Inc. Class A                       30,940           1,035
Goldman Sachs Group, Inc.                              15,810           3,001
H&R Block, Inc.                                        31,500             689
Hanover Insurance Group, Inc. (The)                     9,602             435
Hartford Financial Services Group, Inc.                25,070           2,185
Huntington Bancshares, Inc.                            49,600           1,211
Jones Lang LaSalle, Inc.                               15,400           1,417
JPMorgan Chase & Co.                                  128,900           6,115
KeyCorp                                                25,500             947
Kronos, Inc. (AE)(N)                                   11,902             403
Legg Mason, Inc.                                       22,300           2,007
Lehman Brothers Holdings, Inc.                         36,500           2,841
Lincoln National Corp.                                 15,100             956
Loews Corp.                                            26,200           1,020
MBIA, Inc.                                             19,600           1,216
Mellon Financial Corp.                                 22,690             880
Mercury General Corp.                                  12,100             626
Merrill Lynch & Co., Inc.                              69,320           6,060
Metlife, Inc.                                          51,370           2,935
Morgan Stanley                                         11,200             856
New York Community Bancorp, Inc. (N)                   64,300           1,051
PNC Financial Services Group, Inc.                     19,340           1,354
South Financial Group, Inc. (The) (N)                  29,600             785
St. Paul Travelers Cos., Inc. (The)                    28,600           1,462
Sun Communities, Inc. (o)                               9,645             338
SunTrust Banks, Inc.                                   40,890           3,230
UBS AG                                                 73,710           4,411
US Bancorp                                            101,900           3,448
Wachovia Corp.                                         16,600             921
Washington Mutual, Inc. (N)                            60,200           2,546
Westamerica Bancorporation (N)                          8,360             417
                                                                 ------------
                                                                      109,218
                                                                 ------------

Health Care - 11.5%
Abbott Laboratories                                    22,850           1,086
AmerisourceBergen Corp.                                24,300           1,147

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Amgen, Inc. (AE)                                       51,700           3,925
Biogen Idec, Inc. (AE)(N)                              66,115           3,147
Boston Scientific Corp. (AE)                           89,500           1,424
Chattem, Inc. (AE)(N)                                  11,806             501
Diversa Corp. (AE)(N)                                  28,430             265
Eli Lilly & Co.                                        31,530           1,766
Gentiva Health Services, Inc. (AE)(N)                  30,432             565
Genzyme Corp. (AE)                                     36,800           2,484
Johnson & Johnson                                      60,540           4,080
KV Pharmaceutical Co. Class A (AE)(N)                  25,151             561
LifePoint Hospitals, Inc. (AE)(N)                      15,573             553
Matria Healthcare, Inc. (AE)(N)                        21,086             595
McKesson Corp.                                         10,700             536
Medco Health Solutions, Inc. (AE)                      11,500             615
Medtronic, Inc.                                        59,300           2,887
Merck & Co., Inc.                                      78,890           3,583
Par Pharmaceutical Cos., Inc. (AE)(N)                  28,124             548
Pfizer, Inc.                                          219,900           5,860
PolyMedica Corp. (N)                                   16,281             676
PSS World Medical, Inc. (AE)                           24,925             502
Sunrise Senior Living, Inc. (AE)(N)                    14,759             461
UnitedHealth Group, Inc.                               85,000           4,146
US Physical Therapy, Inc. (AE)                         21,118             254
WellPoint, Inc. (AE)                                   55,240           4,216
Wyeth                                                  44,630           2,277
                                                                 ------------
                                                                       48,660
                                                                 ------------

Integrated Oils - 4.8%
Chevron Corp.                                          69,902           4,697
ConocoPhillips                                         54,910           3,308
Exxon Mobil Corp.                                     129,690           9,262
Hess Corp.                                             23,670           1,004
Marathon Oil Corp.                                      7,600             657
Total SA - ADR                                         17,960           1,224
                                                                 ------------
                                                                       20,152
                                                                 ------------

Materials and Processing - 7.6%
Acuity Brands, Inc. (N)                                11,696             579
Air Products & Chemicals, Inc.                         11,120             775
Airgas, Inc.                                           19,700             745
Albemarle Corp. (AE)                                    8,900             579
American Standard Cos., Inc.                           73,800           3,269
Avery Dennison Corp. (N)                               12,400             783
Bowater, Inc. (N)                                      35,130             735
Brush Engineered Materials, Inc. (AE)(N)               18,962             638

                                                          Select Value Fund  203

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Chemtura Corp.                                         51,200             439
Commercial Metals Co.                                  18,789             500
Dow Chemical Co. (The)                                 44,620           1,820
EI Du Pont de Nemours & Co.                            42,600           1,951
Freeport-McMoRan Copper & Gold, Inc. Class B           17,700           1,070
International Paper Co.                                45,450           1,516
IPSCO, Inc.                                             9,500             869
Lubrizol Corp.                                         13,900             625
Lyondell Chemical Co.                                  17,300             444
Masco Corp.                                            67,230           1,859
MeadWestvaco Corp.                                     31,200             859
Modtech Holdings, Inc. (AE)(N)                         43,809             223
Nalco Holding Co. (AE)                                 11,550             234
Packaging Corp. of America                             26,700             613
Phelps Dodge Corp.                                      5,100             512
PPG Industries, Inc.                                   19,410           1,328
Praxair, Inc.                                          10,640             641
Precision Castparts Corp.                              42,800           2,913
RPM International, Inc. (N)                            33,100             634
Sherwin-Williams Co. (The)                             10,420             617
Smurfit-Stone Container Corp. (AE)                     17,360             185
Spartech Corp.                                         20,349             557
Steel Dynamics, Inc. (N)                                8,100             487
Syngenta AG - ADR                                      32,590           1,050
Teck Cominco, Ltd. Class B                             21,600           1,592
Valspar Corp.                                          21,500             576
                                                                 ------------
                                                                       32,217
                                                                 ------------

Miscellaneous - 2.7%
3M Co.                                                 26,100           2,058
General Electric Co.                                   72,100           2,531
Honeywell International, Inc.                          32,300           1,361
Johnson Controls, Inc.                                 12,990           1,059
Textron, Inc.                                          27,900           2,537
Trinity Industries, Inc. (N)                           49,050           1,769
                                                                 ------------
                                                                       11,315
                                                                 ------------

Other Energy - 4.8%
Apache Corp.                                           10,960             716
Chesapeake Energy Corp.                               111,300           3,611
Devon Energy Corp.                                     54,850           3,666
Diamond Offshore Drilling, Inc. (N)                    19,600           1,357
Encore Acquisition Co. (AE)(N)                         18,749             469
EOG Resources, Inc.                                    35,500           2,362
Forest Oil Corp. (AE)                                   9,161             299
Global Industries, Ltd. (AE)                           25,196             418
Hanover Compressor Co. (AE)(N)                         29,867             553
Matrix Service Co. (AE)(N)                             31,761             456
National-Oilwell Varco, Inc. (AE)                      33,700           2,035
Noble Corp.                                             5,000             351
Sunoco, Inc.                                            6,300             417
Transocean, Inc. (AE)                                  22,800           1,654

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Valero Energy Corp.                                    28,100           1,470
Whiting Petroleum Corp. (AE)(N)                        10,420             465
                                                                 ------------
                                                                       20,299
                                                                 ------------

Producer Durables - 7.4%
Agilent Technologies, Inc. (AE)                       104,900           3,734
Applied Signal Technology, Inc. (N)                    20,993             311
BE Aerospace, Inc. (AE)                                21,356             540
Boeing Co.                                             50,500           4,033
C&D Technologies, Inc. (N)                             76,191             378
Champion Enterprises, Inc. (AE)(N)                     49,685             460
Cooper Industries, Ltd. Class A                         4,440             397
Crane Co.                                              10,578             412
Deere & Co.                                            27,670           2,356
Esterline Technologies Corp. (AE)(N)                   11,199             422
Federal Signal Corp. (N)                               35,412             540
General Cable Corp. (AE)                               18,635             701
Goodrich Corp.                                         41,200           1,816
IDEX Corp.                                              8,608             404
Illinois Tool Works, Inc.                               4,220             202
Lam Research Corp. (AE)                                16,800             831
Lockheed Martin Corp.                                  42,420           3,688
Nokia OYJ - ADR                                        66,300           1,318
Northrop Grumman Corp.                                 32,500           2,158
Pentair, Inc. (N)                                      26,000             856
Robbins & Myers, Inc.                                  18,240             702
Terex Corp. (AE)                                       22,600           1,170
United Technologies Corp.                              41,010           2,695
Varian Semiconductor Equipment Associates, Inc.
   (AE)                                                 7,641             279
WW Grainger, Inc.                                       9,330             679
                                                                 ------------
                                                                       31,082
                                                                 ------------

Technology - 5.3%
Advanced Micro Devices, Inc. (AE)(N)                   13,000             276
American Science & Engineering, Inc. (AE)(N)            8,338             439
Analog Devices, Inc.                                   32,370           1,030
Avid Technology, Inc. (AE)(N)                           6,020             217
Broadcom Corp. Class A (AE)                            17,800             539
CACI International, Inc. Class A (AE)(N)                8,338             480
Cisco Systems, Inc. (AE)                               45,300           1,093
General Dynamics Corp.                                 41,900           2,979
Harris Corp.                                           18,400             784
Hewlett-Packard Co.                                   130,760           5,066
Intel Corp.                                           144,730           3,089

 204  Select Value Fund

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
International Business Machines Corp.                   8,400             776
Linear Technology Corp.                                20,500             638
LSI Logic Corp. (AE)                                   41,400             416
Mantech International Corp. Class A (AE)(N)            15,480             527
Oracle Corp. (AE)                                      53,120             981
Rockwell Automation, Inc.                               6,940             430
Seagate Technology, Inc. (AE)                           1,900              --
Sybase, Inc. (AE)                                      17,594             428
Symantec Corp. (AE)                                    38,000             754
Synopsys, Inc. (AE)                                    23,000             518
Trimble Navigation, Ltd. (AE)                           9,900             458
Varian, Inc. (AE)(N)                                    8,520             399
                                                                 ------------
                                                                       22,317
                                                                 ------------
Utilities - 8.8%
Alaska Communications Systems Group, Inc. (N)          40,912             589
Alltel Corp.                                           65,200           3,476
Ameren Corp. (N)                                        5,600             303
America Movil SA de CV Series L                        49,400           2,118
American Electric Power Co., Inc.                      18,500             766
Aqua America, Inc. (N)                                 26,900             652
AT&T, Inc.                                             86,600           2,966
Atmos Energy Corp.                                     13,600             418
BellSouth Corp.                                        12,100             546
China Mobile, Ltd. - ADR (N)                           63,100           2,573
Citizens Communications Co.                            59,200             868
Comcast Corp. Class A (AE)                             43,800           1,781
Consolidated Edison, Inc. (N)                           6,600             319
Dominion Resources, Inc.                               33,820           2,739
Embarq Corp. (AE)                                       9,857             477
Entergy Corp.                                           7,420             637
Exelon Corp.                                           25,400           1,574
FPL Group, Inc. (N)                                    52,090           2,657
Level 3 Communications, Inc. (AE)(N)                   65,000             344
NiSource, Inc.                                         25,900             603
Oneok, Inc.                                            13,200             549
PPL Corp.                                              54,870           1,894
Progress Energy, Inc. - CVO                             1,300              --
Public Service Enterprise Group, Inc.                   3,370             206
Rogers Communications, Inc. Class B (AE)               10,700             640
SCANA Corp.                                             7,200             288
Sprint Nextel Corp.                                    77,790           1,454
TECO Energy, Inc.                                      23,500             387
TELUS Corp. Class A (AE)                                3,800             218
TXU Corp.                                               8,880             561
Verizon Communications, Inc.                           62,540           2,314

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Vodafone Group PLC - ADR (AE)                          63,143           1,632
Windstream Corp. (AE)                                  45,400             623
                                                                 ------------
                                                                       37,172
                                                                 ------------

TOTAL COMMON STOCKS
(cost $327,004)                                                       396,979
                                                                 ------------

SHORT-TERM INVESTMENTS - 6.3%
Russell Investment Company
   Money Market Fund                               25,543,000          25,543
United States Treasury Bills (c)(z)(sec.)
   4.891% due 12/07/06                                  1,000             995
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $26,538)                                                         26,538
                                                                 ------------

OTHER SECURITIES - 10.9%
Russell Investment Company
   Money Market Fund (X)                           11,791,608          11,792
State Street Securities Lending Quality Trust
   (X)                                             34,160,573          34,161
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $45,953)                                                         45,953
                                                                 ------------

TOTAL INVESTMENTS - 111.2%
(identified cost $399,495)                                            469,470

OTHER ASSETS AND LIABILITIES,
NET - (11.2%)                                                         (47,351)
                                                                 ------------

NET ASSETS - 100.0%                                                   422,119
                                                                 ============

                                                          Select Value Fund  205

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 1000 Value Index
   expiration date 12/06 (29)                              11,424                593

S&P 500 E-Mini Index (CME)
   expiration date 12/06 (51)                               3,527                186

S&P 500 Index (CME)
   expiration date 12/06 (24)                               8,299                127
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                        906
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       2.1
Consumer Discretionary                                        9.0
Consumer Staples                                              4.1
Financial Services                                           25.9
Health Care                                                  11.5
Integrated Oils                                               4.8
Materials and Processing                                      7.6
Miscellaneous                                                 2.7
Other Energy                                                  4.8
Producer Durables                                             7.4
Technology                                                    5.3
Utilities                                                     8.8
Short-Term Investments                                        6.3
Other Securities                                             10.9
                                                  ---------------
Total Investments                                           111.2
Other Assets and Liabilities, Net                           (11.2)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.2

See accompanying notes which are an integral part of the financial statements.

 206  Select Value Fund

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO SCHEDULES OF INVESTMENTS -- OCTOBER 31, 2006

--------------------------------------------------------------------------------
FOOTNOTES:

(AE)  Non-income producing.
(I)   Forward commitment.
(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(f) Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(o)   Real Estate Investment Trust (REIT).
(u)   Bond is insured by a guarantor.
(B)   Illiquid security.
(O)   In default.
(c)   At amortized cost, which approximates market.
(z)   Rate noted is yield-to-maturity from date of acquisition.
(ae) Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(S) All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(x) The security is purchased with the cash collateral from the securities loaned.
(N)   All or a portion of the shares of this security are on loan.
(p) Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(A)   Illiquid and restricted security.
(a)   Currency balances were held in connection with futures contracts purchased
      (sold), options written, or swaps entered into by the Fund. See Note 2.
(U) All or a portion of the shares of this security are held as collateral in connection with securities sold short.

ABBREVIATIONS:

ADR - American Depositary Receipt
ADS - American Depositary Share
CIBOR - Copenhagen Interbank Offered Rate
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
GDR - Global Depositary Receipt
GDS - Global Depositary Share
FDIC - Federal Deposit Insurance Company
LIBOR - London Interbank Offered Rate
NIBOR - Norwegian Interbank Offered Rate
PIK - Payment in Kind
REMIC - Real Estate Mortgage Investment Conduit
STRIP - Separate Trading of Registered Interest and Principal of Securities TBA - To Be Announced Security

                                          Notes to Schedules of Investments  207

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO SCHEDULES OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

FOREIGN CURRENCY ABBREVIATIONS:

   ARS - Argentine peso                    HKD - Hong Kong dollar                  PHP - Philippine peso
   AUD - Australian dollar                 HUF - Hungarian forint                  PKR - Pakistani rupee
   BRL - Brazilian real                    IDR - Indonesian rupiah                 PLN - Polish zloty
   CAD - Canadian dollar                   IEP - Irish pundt                       RUB - Russian ruble
   CHF - Swiss franc                       ILS - Israeli shekel                    SEK - Swedish krona
   CLP - Chilean peso                      INR - Indian rupee                      SGD - Singapore dollar
   CNY - Chinese renminbi yuan             JPY - Japanese yen                      SKK - Slovakian koruna
   COP - Colombian peso                    KES - Kenyan schilling                  THB - Thai baht
   CRC - Costa Rica colon                  KRW - South Korean won                  TRY - Turkish lira
   CZK - Czech koruna                      MXN - Mexican peso                      TWD - Taiwanese dollar
   DKK - Danish krone                      MYR - Malaysian ringgit                 USD - United States dollar
   EGP - Egyptian pound                    NOK - Norwegian krone                   VEB - Venezuelan bolivar
   EUR - Euro                              NZD - New Zealand dollar                VND - Vietnam dong
   GBP - British pound sterling            PEN - Peruvian nouveau sol              ZAR - South African rand

 208  Notes to Schedules of Investments

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2006

                                                        EQUITY I           EQUITY II            EQUITY Q          INTERNATIONAL
AMOUNTS IN THOUSANDS                                      FUND                FUND                FUND                FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                     $      1,539,427    $        766,815    $      1,501,072    $       1,748,754
---------------------------------------------------------------------------------------------------------------------------------
Investments, at market***                                  1,769,094             849,214           1,774,749            2,121,115
Cash                                                              --                  --                  --                1,473
Cash (restricted)                                                 --                  --                  --                3,630
Foreign currency holdings*                                        --                  --                  --                7,363
Unrealized appreciation on foreign currency
   exchange contracts                                             --                  --                  --                3,504
Receivables:
      Dividends and interest                                   1,136                 243               1,399                1,910
      Dividends from affiliated money market
         funds                                                   437                 101                 162                  544
      Investments sold                                        12,207               3,180              22,382               18,103
      Fund shares sold                                         2,071                 555               2,477                2,165
      Foreign taxes recoverable                                   --                  --                  --                  149
      From Advisor                                                32                  17                  13                   52
      Daily variation margin on futures
         contracts                                                --                  --                  --                   --
Prepaid expenses                                                  --                  --                  --                   --
Unrealized appreciation on index swap contracts                   --                  --                  --                   --
Interest rate swap contracts, at market
   value*****                                                     --                  --                  --                   --
Credit default swap contracts, at market
   value****                                                      --                  --                  --                   --
                                                    ----------------    ----------------    ----------------    -----------------
Total assets                                               1,784,977             853,310           1,801,182            2,160,008
                                                    ----------------    ----------------    ----------------    -----------------

LIABILITIES
Payables:
      Due to Custodian                                            --                  --                   9                   --
      Investments purchased                                   14,401               4,802              28,121               17,889
      Fund shares redeemed                                     1,178                 739               1,146                  469
      Accrued fees to affiliates                                 953                 477                 982                1,271
      Other accrued expenses                                     111                  62                 141                  297
      Dividends for securities sold short                         --                  --                  20                   --
      Daily variation margin on futures
         contracts                                               104                  90                  64                  281
      Deferred tax liability                                      --                  --                  --                   11
Unrealized depreciation on foreign currency
   exchange contracts                                             --                  --                  --                3,282
Options written, at market value**                                --                  --                  --                  983
Securities sold short, at market value******                      --                  --              70,972                   --
Payable upon return of securities loaned                     124,220             223,803              47,888              285,294
Unrealized depreciation on index swap contracts                   --                  --                  --                   38
Interest rate swap contracts, at market
   value*****                                                     --                  --                  --                   --
Credit default swap contracts, at market
   value****                                                      --                  --                  --                   --
                                                    ----------------    ----------------    ----------------    -----------------
Total liabilities                                            140,967             229,973             149,343              309,815
                                                    ----------------    ----------------    ----------------    -----------------

NET ASSETS                                          $      1,644,010    $        623,337    $      1,651,839    $       1,850,193
                                                    ================    ================    ================    =================

See accompanying notes which are an integral part of the financial statements.

 210  Statement of Assets and Liabilities

    FIXED INCOME I    FIXED INCOME III    EMERGING MARKETS      REAL ESTATE      SHORT DURATION    SELECT GROWTH      SELECT VALUE
         FUND               FUND                FUND          SECURITIES FUND      BOND FUND            FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
    $    1,900,501     $    1,051,436      $      888,971     $    1,487,711     $    1,185,919    $      188,058    $      399,495
-----------------------------------------------------------------------------------------------------------------------------------
         1,903,413          1,057,860           1,223,505          2,306,508          1,179,774           209,892           469,470
             2,604              1,456                 612                 --                 --                --                --
                --                105                  --                 --                 --                --                --
               607                366               5,092                 --                666                --                --
               150                382                 405                 --                  7                --                --
            10,490              6,295               1,544                296              8,219                58               304
               421                567                 236                286                353                28               104
            73,047             76,487               2,316             15,974              9,732             1,196             3,474
             1,818              7,394               1,538              2,800                550               720               649
                --                 --                   1                 --                 --                --                --
                45                 42                  16                 26                 19               176                 8
               488                976                 188                 --                351                13                --
                --                 --                   4                  6                  6                --                --
                --                 33                  --                 --                 --                --                --
               317              3,097                  --                 --                 16                --                --
                --                137                  --                 --                  1                --                --
    --------------     --------------      --------------     --------------     --------------    --------------    --------------
         1,993,400          1,155,197           1,235,457          2,325,896          1,199,694           212,083           474,009
    --------------     --------------      --------------     --------------     --------------    --------------    --------------

                --                 --                  --                 --                 34                53                --
           302,713            184,150               4,865             18,643             18,490             1,443             4,439
             1,269                407                 970              2,827              1,550               322             1,012
               422                505               1,567              2,166                697               174               419
               151                110                 324                 97                100                42                54
                --                 --                  --                 --                 --                --                --
                 1                 53                  --                 --                 --                --                13
                --                 --               1,303                 --                 --                --                --
               350                655                 167                 --                 13                --                --
               289                873                 842                 --              1,185                --                --
                --                 --                  --                 --                 --                --                --
           275,976            105,616              60,497            228,743             21,916            31,309            45,953
                --                137                  --                 --                 --                --                --
               428              1,724                  --                 --                123                --                --
                --                 49                  --                 --                 --                --                --
    --------------     --------------      --------------     --------------     --------------    --------------    --------------
           581,599            294,279              70,535            252,476             44,108            33,343            51,890
    --------------     --------------      --------------     --------------     --------------    --------------    --------------

    $    1,411,801     $      860,918      $    1,164,922     $    2,073,420     $    1,155,586    $      178,740    $      422,119
    ==============     ==============      ==============     ==============     ==============    ==============    ==============

  See accompanying notes which are an integral part of the financial statements.

                                        Statement of Assets and Liabilities  211

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED -- OCTOBER 31, 2006

                                                        EQUITY I           EQUITY II            EQUITY Q          INTERNATIONAL
AMOUNTS IN THOUSANDS                                      FUND                FUND                FUND                FUND
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Undistributed (overdistributed) net investment
   income                                           $            941    $            581    $          1,181    $          39,576
Accumulated net realized gain (loss)                          54,331             117,737             107,941              181,209
Unrealized appreciation (depreciation) on:
      Investments (Emerging Markets Fund and
         International Fund - net of foreign
         capital gains taxes)                                229,667              82,399             273,677              372,350
      Futures contracts                                        4,095               1,162               1,452                2,028
      Options written                                             --                  --                  --                  (15)
      Credit default swaps                                        --                  --                  --                   --
      Index swap contracts                                        --                  --                  --                  (38)
      Interest rate swap contracts                                --                  --                  --                   --
      Securities sold short                                       --                  --              (3,955)                  --
      Foreign currency-related transactions                       --                  --                  --                  320
Shares of beneficial interest                                    491                 182                 420                  366
Additional paid-in capital                                 1,354,485             421,276           1,271,123            1,254,397
                                                    ----------------    ----------------    ----------------    -----------------
NET ASSETS                                          $      1,644,010    $        623,337    $      1,651,839    $       1,850,193
                                                    ================    ================    ================    =================

NET ASSET VALUE, offering and redemption price
  per share:
   Net asset value per share: Class C*******        $             --    $             --    $             --    $              --
      Class C -- Net assets                         $             --    $             --    $             --    $              --
      Class C -- Shares outstanding ($.01 par
         value)                                                   --                  --                  --                   --
   Net asset value per share: Class E*******        $          33.51    $          34.16    $          39.35    $           50.51
      Class E -- Net assets                         $     43,910,546    $     39,986,900    $     56,703,389    $      51,470,256
      Class E -- Shares outstanding ($.01 par
         value)                                            1,310,259           1,170,426           1,441,100            1,018,975
   Net asset value per share: Class I*******        $          33.49    $          34.31    $          39.36    $           50.55
      Class I -- Net assets                         $  1,095,930,553    $    471,744,680    $  1,201,844,102    $   1,420,217,834
      Class I -- Shares outstanding ($.01 par
         value)                                           32,724,884          13,750,013          30,537,468           28,093,066
   Net asset value per share: Class S*******        $             --    $             --    $             --    $              --
      Class S -- Net assets                         $             --    $             --    $             --    $              --
      Class S -- Shares outstanding ($.01 par
         value)                                                   --                  --                  --                   --
   Net asset value per share: Class Y*******        $          33.49    $          34.32    $          39.36    $           50.56
      Class Y -- Net assets                         $    504,168,460    $    111,605,593    $    393,291,021    $     378,505,137
      Class Y -- Shares outstanding ($.01 par
         value)                                           15,056,004           3,252,117           9,992,933            7,485,993
---------------------------------------------------------------------------------------------------------------------------------
Amounts in thousands
*       Foreign currency holdings - cost            $             --    $             --    $             --    $           7,284
**      Premiums received on options written        $             --    $             --    $             --    $             968
***     Securities on loan included in
        investments                                 $        120,550    $        217,070    $         46,692    $         274,050
****    Credit default swap contracts - premiums
        paid (received)                             $             --    $             --    $             --    $              --
*****   Interest rate swap contracts - premiums
        paid (received)                             $             --    $             --    $             --    $              --
******  Proceeds on securities sold short           $             --    $             --    $         67,017    $              --
******* Net asset value per share equals class
        level net assets divided by class level
        shares of beneficial interest
        outstanding.

See accompanying notes which are an integral part of the financial statements.

 212  Statement of Assets and Liabilities

    FIXED INCOME I    FIXED INCOME III    EMERGING MARKETS      REAL ESTATE      SHORT DURATION    SELECT GROWTH      SELECT VALUE
         FUND               FUND                FUND          SECURITIES FUND      BOND FUND            FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
    $        5,612     $        3,798      $       (7,191)    $        1,960     $        4,238    $            1    $           69
           (19,703)            (6,941)            157,008            166,739            (16,442)          (11,537)           15,749
             2,912              6,424             333,231            818,797             (6,145)           21,834            69,975
               (27)               828                 778                 --             (1,002)              424               906
               (81)              (219)                (14)                --               (412)               --                --
                --                200                  --                 --                  1                --                --
                --               (104)                 --                 --                 --                --                --
               (28)               587                  --                 --                283                --                --
                --                 --                  --                 --                 --                --                --
              (196)              (284)                268                 --                 --                --                --
               678                823                 532                361                618               214               333
         1,422,634            855,806             680,310          1,085,563          1,174,447           167,804           335,087
    --------------     --------------      --------------     --------------     --------------    --------------    --------------
    $    1,411,801     $      860,918      $    1,164,922     $    2,073,420     $    1,155,586    $      178,740    $      422,119
    ==============     ==============      ==============     ==============     ==============    ==============    ==============
    $           --     $           --      $        21.17     $        56.11     $        18.66    $         7.84    $        12.44
    $           --     $           --      $   44,977,040     $  110,287,180     $   21,839,992    $    9,763,685    $   26,167,854
                --                 --           2,124,522          1,965,708          1,170,230         1,244,795         2,102,714
    $        20.82     $        10.48      $        21.89     $        56.95     $        18.73    $         8.25    $        12.66
    $   31,504,400     $   15,119,405      $   27,861,556     $   59,768,271     $   26,799,482    $    6,590,057    $   10,871,152
         1,512,846          1,443,074           1,272,592          1,049,440          1,431,052           798,980           858,868
    $        20.82     $        10.46      $           --     $           --     $           --    $         8.44    $        12.69
    $  829,913,956     $  744,559,241      $           --     $           --     $           --    $   90,953,635    $  131,493,682
        39,863,382         71,203,820                  --                 --                 --        10,781,078        10,359,400
    $           --     $           --      $        21.91     $        57.53     $        18.70    $         8.38    $        12.67
    $           --     $           --      $1,092,083,632     $1,903,364,431     $1,106,946,034    $   71,432,767    $  253,586,676
                --                 --          49,852,578         33,087,167         59,192,512         8,527,655        20,020,606
    $        20.83     $        10.46      $           --     $           --     $           --    $           --    $           --
    $  550,382,422     $  101,239,725      $           --     $           --     $           --    $           --    $           --
        26,425,276          9,678,359                  --                 --                 --                --                --
-----------------------------------------------------------------------------------------------------------------------------------

    $          606     $          363      $        5,088     $           --     $          659    $           --    $           --
    $          208     $          654      $          828     $           --     $          773    $           --    $           --
    $      271,133     $      103,829      $       58,893     $      223,316     $       21,445    $       30,374    $       44,732
    $           --     $         (112)     $           --     $           --     $           --    $           --    $           --
    $          (83)    $          786      $           --     $           --     $         (390)   $           --    $           --
    $           --     $           --      $           --     $           --     $           --    $           --    $           --

  See accompanying notes which are an integral part of the financial statements.

                                        Statement of Assets and Liabilities  213

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

                                               EQUITY I         EQUITY II          EQUITY Q         INTERNATIONAL
AMOUNTS IN THOUSANDS                             FUND              FUND              FUND               FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Dividends                             $       20,054    $        5,678    $       26,832    $          50,068
      Dividends from affiliated money
         market funds                                3,977             1,477             1,913                5,798
      Interest                                         263                88               136                  471
      Securities lending income                        156               454                45                1,813
      Less foreign taxes withheld                       --                --                --               (3,496)
                                            --------------    --------------    --------------    -----------------
Total investment income                             24,450             7,697            28,926               54,654
                                            --------------    --------------    --------------    -----------------

EXPENSES
      Advisory fees                                  7,838             4,547             8,473               12,724
      Administrative fees                              713               325               770                  909
      Custodian fees                                   468               413               443                2,086
      Distribution fees - Class C                       --                --                --                   --
      Transfer agent fees                               --                --                --                   --
      Transfer agent fees - Class C                     --                --                --                   --
      Transfer agent fees - Class E                     20                18                26                   24
      Transfer agent fees - Class I                    714               476               631                  602
      Transfer agent fees - Class S                     --                --                --                   --
      Transfer agent fees - Class Y                     19                 5                17                   21
      Professional fees                                 94                62                95                  139
      Registration fees                                139                63                95                  116
      Shareholder servicing fees - Class
         C                                              --                --                --                   --
      Shareholder servicing fees - Class
         E                                             102                95               128                  119
      Trustees' fees                                    35                15                37                   45
      Printing fees                                     57                21                59                   75
      Dividends from securities sold
         short                                          --                --               121                   --
      Interest expense from securities
         sold short                                     --                --                71                   --
      Miscellaneous                                     24                14                29                   37
                                            --------------    --------------    --------------    -----------------
      Expenses before reductions                    10,223             6,054            10,995               16,897
      Expense reductions                              (323)             (151)             (324)                (420)
                                            --------------    --------------    --------------    -----------------
Net expenses                                         9,900             5,903            10,671               16,477
                                            --------------    --------------    --------------    -----------------
Net investment income (loss)                        14,550             1,794            18,255               38,177
                                            --------------    --------------    --------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
      Investments (Emerging Markets Fund
         and International Fund - net of
         foreign capital gains taxes)               62,982           125,256           119,617              305,627
      Futures contracts                              3,117             3,178             1,013               18,089
      Options written                                   --                --                --                 (801)
      Credit default swap contracts                     --                --                --                   --
      Index swap contracts                              --                --                --                2,741
      Interest rate swap contracts                      --                --                --                   --
      Securities sold short                             --                --            (1,577)                  --
      Foreign currency-related
         transactions                                   --                (1)               --               (2,023)
                                            --------------    --------------    --------------    -----------------
Net realized gain (loss)                            66,099           128,433           119,053              323,633
                                            --------------    --------------    --------------    -----------------
Net change in unrealized appreciation
   (depreciation) on:
      Investments (Emerging Markets Fund
         and International Fund - net of
         deferred tax liability for
         foreign capital gains taxes)              104,359           (25,487)           88,961               74,693
      Futures contracts                              4,766             1,978             1,590                 (719)
      Options written                                   --                --                --                    7
      Credit default swap contracts                     --                --                --                   --
      Index swap contracts                              --                --                --                 (368)
      Interest rate swap contracts                      --                --                --                   --
      Securities sold short                             --                --            (3,955)                  --
      Foreign currency-related
         transactions                                   --                --                --                3,361
                                            --------------    --------------    --------------    -----------------
Net change in unrealized appreciation
  (depreciation)                                   109,125           (23,509)           86,596               76,974
                                            --------------    --------------    --------------    -----------------
Net realized and unrealized gain (loss)            175,224           104,924           205,649              400,607
                                            --------------    --------------    --------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                           $      189,774    $      106,718    $      223,904    $         438,784
                                            ==============    ==============    ==============    =================

See accompanying notes which are an integral part of the financial statements.

 214  Statement of Operations

    FIXED INCOME I   FIXED INCOME III   EMERGING MARKETS     REAL ESTATE      SHORT DURATION    SELECT GROWTH   SELECT VALUE
         FUND              FUND               FUND         SECURITIES FUND       BOND FUND          FUND            FUND
----------------------------------------------------------------------------------------------------------------------------
    $          99     $          125    $         28,371   $         42,134   $           189    $    1,342     $      7,328
            4,667              4,939               2,301              2,293             2,456           480              922
           62,938             32,349                 212                 --            47,651            44               46
              216                169                 182                197                14            43               57
               --                 --              (2,641)                --                --            --               --
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------
           67,920             37,582              28,425             44,624            50,310         1,909            8,353
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------

            3,328              3,608              11,961             14,117             5,172         1,495            2,675
              666                361                 522                883               576            93              191
              658                571               2,260                402               363           170              212
               --                 --                 322                714               187            70              181
               --                 --               2,383              3,215             1,200            --               --
               --                 --                  --                 --                --            24               62
               14                  5                  --                 --                --             8               17
              394                464                  --                 --                --           123              118
               --                 --                  --                 --                --           132              556
               23                  2                  --                 --                --            --               --
              107                 56                 164                 65                78            47               46
               93                 87                  84                102                44            64               73
               --                 --                 107                238                62            23               60
               77                 25                  63                121                64            13               24
               32                 17                  25                 42                27             5               10
               52                 24                  37                 68                47            10               15
               --                 --                  --                 --                --            --               --
               --                 --                  --                 --                --            --               --
               24                 12                  20                 36                20            18               10
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------
            5,468              5,232              17,948             20,003             7,840         2,295            4,250
             (352)              (227)                (33)               (32)              (56)         (239)              (9)
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------
            5,116              5,005              17,915             19,971             7,784         2,056            4,241
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------
           62,804             32,577              10,510             24,653            42,526          (147)           4,112
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------

          (12,239)            (4,773)            150,099            169,551            (4,680)        6,679           28,103
           (3,125)              (946)              7,046                 --            (2,060)           75            1,054
              494                473               3,286                 --               343            --               --
               --                (28)                 --                 --                --            --               --
               --                (45)                 --                 --                --            --               --
             (290)              (489)                 --                 --              (780)           --               --
               --                 --                  --                 --                --            --               --
             (279)              (935)               (177)                --               (29)           --               --
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------
          (15,439)            (6,743)            160,254            169,551            (7,206)        6,754           29,157
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------
           17,626              9,368             112,845            380,628             8,237         3,029           29,741
            1,291              1,592                 477                 --                63           506            1,259
              (13)              (234)                124                 --              (469)           --               --
               --                195                  --                 --                 1            --               --
               --                (84)                 --                 --                --            --               --
              142                602                  --                 --               739            --               --
               --                 --                  --                 --                --            --               --
              (64)              (204)                514                 --               (20)           --               --
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------
           18,982             11,235             113,960            380,628             8,551         3,535           31,000
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------
            3,543              4,492             274,214            550,179             1,345        10,289           60,157
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------

           66,347
    $                 $       37,069    $        284,724   $        574,832   $        43,871    $   10,142     $     64,269
    =============     ==============    ================   ================   ===============    ==========     ============

  See accompanying notes which are an integral part of the financial statements.

                                                    Statement of Operations  215

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

                                                                  EQUITY I                                EQUITY II
                                                                    FUND                                    FUND
                                                    ------------------------------------    -------------------------------------
AMOUNTS IN THOUSANDS                                      2006                2005                2006                2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                  $         14,550    $         10,607    $          1,794    $             944
      Net realized gain (loss)                                66,099              76,037             128,433              160,177
      Net change in unrealized appreciation
         (depreciation)                                      109,125              29,516             (23,509)             (50,968)
                                                    ----------------    ----------------    ----------------    -----------------
Net increase (decrease) in net assets from
   operations                                                189,774             116,160             106,718              110,153
                                                    ----------------    ----------------    ----------------    -----------------

DISTRIBUTIONS
      From net investment income
         Class C                                                  --                  --                  --                   --
         Class E                                                (307)               (293)                 --                 (114)
         Class I                                              (9,461)             (8,027)               (979)              (2,033)
         Class S                                                  --                  --                  --                   --
         Class Y                                              (4,443)             (2,220)               (358)                (635)
      From net realized gain
         Class C                                                  --                  --                  --                   --
         Class E                                              (1,542)                 --              (8,757)             (10,499)
         Class I                                             (34,548)                 --            (120,739)             (87,641)
         Class S                                                  --                  --                  --                   --
         Class Y                                             (13,971)                 --             (28,930)             (20,999)
                                                    ----------------    ----------------    ----------------    -----------------
Net decrease in net assets from distributions                (64,272)            (10,540)           (159,763)            (121,921)
                                                    ----------------    ----------------    ----------------    -----------------

SHARE TRANSACTIONS
      Net increase (decrease) in net assets from
         share transactions                                  314,376             263,392              32,192             (258,684)
                                                    ----------------    ----------------    ----------------    -----------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                  439,878             369,012             (20,853)            (270,452)

NET ASSETS
      Beginning of period                                  1,204,132             835,120             644,190              914,642
                                                    ----------------    ----------------    ----------------    -----------------

      End of period                                 $      1,644,010    $      1,204,132    $        623,337    $         644,190
                                                    ================    ================    ================    =================

      Undistributed (overdistributed) net
         investment income included in net
         assets                                     $            941    $            603    $            581    $             125

See accompanying notes which are an integral part of the financial statements.

 216 Statements of Changes in Net Assets

              EQUITY Q                      INTERNATIONAL                  FIXED INCOME I                 FIXED INCOME III
                FUND                            FUND                            FUND                            FUND
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2006            2005            2006            2005            2006            2005            2006            2005
---------------------------------------------------------------------------------------------------------------------------------

    $      18,255   $      18,044   $      38,177   $      28,592   $      62,804   $      43,832   $      32,577   $      18,995
          119,053         121,712         323,633         151,503         (15,439)         (1,233)         (6,743)          2,429
           86,596             919          76,974          76,185          18,982         (32,571)         11,235         (13,873)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          223,904         140,675         438,784         256,280          66,347          10,028          37,069           7,551
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

               --              --              --              --              --              --              --              --
             (474)           (492)           (687)           (681)         (1,333)         (1,004)           (398)           (255)
          (12,725)        (13,322)        (21,365)        (20,055)        (36,219)        (28,735)        (28,003)        (16,744)
               --              --              --              --              --              --              --              --
           (4,668)         (4,330)        (12,155)        (10,709)        (23,717)        (12,901)         (2,633)           (720)
               --              --              --              --              --              --              --              --
           (1,148)             --              --              --              --            (691)            (27)            (62)
          (25,033)             --              --              --              --         (18,576)         (1,689)         (3,882)
               --              --              --              --              --              --              --              --
           (8,385)             --              --              --              --          (7,263)           (129)             --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (52,433)        (18,144)        (34,207)        (31,445)        (61,269)        (69,170)        (32,879)        (21,663)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

           86,706        (132,081)       (310,853)         88,868         189,401         211,492         246,305         155,080
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

          258,177          (9,550)         93,724         313,703         194,479         152,350         250,495         140,968

        1,393,662       1,403,212       1,756,469       1,442,766       1,217,322       1,064,972         610,423         469,455
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

    $   1,651,839   $   1,393,662   $   1,850,193   $   1,756,469   $   1,411,801   $   1,217,322   $     860,918   $     610,423
    =============   =============   =============   =============   =============   =============   =============   =============

    $       1,181   $         790   $      39,576   $      21,985   $       5,612   $       3,940   $       3,798   $       2,438

  See accompanying notes which are an integral part of the financial statements.

                                        Statements of Changes in Net Assets  217

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

                                               EMERGING MARKETS
                                                     FUND
                                  -------------------------------------------
AMOUNTS IN THOUSANDS                     2006                    2005
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS

OPERATIONS
      Net investment income
       (loss)                     $            10,510    $              9,257
      Net realized gain (loss)                160,254                 102,118
      Net change in unrealized
       appreciation
       (depreciation)                         113,960                 102,396
                                  -------------------    --------------------
Net increase (decrease) in net
  assets from operations                      284,724                 213,771
                                  -------------------    --------------------

DISTRIBUTIONS
      From net investment
       income
         Class C                                 (580)                    (83)
         Class E                                 (442)                   (194)
         Class I                                   --                      --
         Class S                              (20,081)                 (9,858)
         Class Y                                   --                      --
      From net realized gain
         Class C                                 (887)                     --
         Class E                                 (487)                     --
         Class I                                   --                      --
         Class S                              (20,087)                     --
         Class Y                                   --                      --
                                  -------------------    --------------------
Net decrease in net assets
  from distributions                          (42,564)                (10,135)
                                  -------------------    --------------------

SHARE TRANSACTIONS
      Net increase (decrease)
       in net assets from
       share transactions                      75,860                  59,004
                                  -------------------    --------------------

TOTAL NET INCREASE (DECREASE)
IN NET ASSETS                                 318,020                 262,640

NET ASSETS
      Beginning of period                     846,902                 584,262
                                  -------------------    --------------------

      End of period               $         1,164,922    $            846,902
                                  ===================    ====================

      Undistributed
       (overdistributed) net
       investment income
       included in net assets     $            (7,191)   $              4,215

See accompanying notes which are an integral part of the financial statements.

 218  Statements of Changes in Net Assets

                      REAL ESTATE                                SHORT DURATION                      SELECT GROWTH
                    SECURITIES FUND                                BOND FUND                              FUND
    ------------------------------------------------    --------------------------------    --------------------------------
                 2006                      2005              2006              2005              2006              2005
----------------------------------------------------------------------------------------------------------------------------

    $                       24,653    $       27,104    $       42,526    $       31,923    $         (147)   $           43
                           169,551           149,115            (7,206)           (8,752)            6,754             7,903
                           380,628            62,485             8,551           (17,447)            3,535             6,530
    ------------------------------    --------------    --------------    --------------    --------------    --------------
                           574,832           238,704            43,871             5,724            10,142            14,476
    ------------------------------    --------------    --------------    --------------    --------------    --------------

                              (699)             (700)             (655)             (523)               --                --
                              (630)             (596)             (882)             (558)               --                --
                                --                --                --                --               (44)               --
                           (24,741)          (25,047)          (40,141)          (29,494)               --                --
                                --                --                --                --                --                --
                            (8,834)           (5,310)               --               (24)               --                --
                            (4,267)           (2,607)               --               (16)               --                --
                                --                --                --                --                --                --
                          (150,805)          (98,198)               --              (767)               --                --
                                --                --                --                --                --                --
    ------------------------------    --------------    --------------    --------------    --------------    --------------
                          (189,976)         (132,458)          (41,678)          (31,382)              (44)               --
    ------------------------------    --------------    --------------    --------------    --------------    --------------

                           132,283           187,997           (60,187)           42,298           (13,198)           44,098
    ------------------------------    --------------    --------------    --------------    --------------    --------------

                           517,139           294,243           (57,994)           16,640            (3,100)           58,574

                         1,556,281         1,262,038         1,213,580         1,196,940           181,840           123,266
    ------------------------------    --------------    --------------    --------------    --------------    --------------

    $                    2,073,420    $    1,556,281    $    1,155,586    $    1,213,580    $      178,740    $      181,840
    ==============================    ==============    ==============    ==============    ==============    ==============

    $                        1,960    $        1,374    $        4,238    $        3,335    $            1    $           43

               SELECT VALUE
                   FUND
     --------------------------------
          2006              2005
---
     $        4,112    $        3,268
             29,157            25,574
             31,000             9,493
     --------------    --------------
             64,269            38,335
     --------------    --------------
                (49)              (18)
                (88)              (72)
             (1,579)           (1,393)
             (2,401)           (1,866)
                 --                --
             (1,230)              (14)
               (494)               (8)
             (7,528)              (83)
            (11,306)             (145)
                 --                --
     --------------    --------------
            (24,675)           (3,599)
     --------------    --------------
             18,217            27,540
     --------------    --------------
             57,811            62,276
            364,308           302,032
     --------------    --------------
     $      422,119    $      364,308
     ==============    ==============
     $           69    $           74

  See accompanying notes which are an integral part of the financial statements.

                                        Statements of Changes in Net Assets  219

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $                 $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM      DISTRIBUTIONS
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT        FROM NET
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS    INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
EQUITY I FUND
Class E
October 31, 2006                                 30.81               .25               3.96           4.21             (.24)
October 31, 2005                                 27.56               .25               3.24           3.49             (.24)
October 31, 2004                                 25.75               .16               1.82           1.98             (.17)
October 31, 2003                                 21.46               .15               4.28           4.43             (.14)
October 31, 2002                                 25.25               .12              (3.69)         (3.57)            (.16)
----------------------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2006                                 30.79               .32               3.96           4.28             (.31)
October 31, 2005                                 27.54               .32               3.24           3.56             (.31)
October 31, 2004                                 25.72               .23               1.82           2.05             (.23)
October 31, 2003                                 21.44               .21               4.26           4.47             (.19)
October 31, 2002                                 25.23               .19              (3.70)         (3.51)            (.20)
----------------------------------------------------------------------------------------------------------------------------------
Class Y
October 31, 2006                                 30.77               .34               3.98           4.32             (.33)
October 31, 2005                                 27.53               .31               3.26           3.57             (.33)
October 31, 2004                                 25.72               .25               1.81           2.06             (.25)
October 31, 2003                                 21.43               .23               4.27           4.50             (.21)
October 31, 2002                                 25.24               .20              (3.71)         (3.51)            (.22)
----------------------------------------------------------------------------------------------------------------------------------
EQUITY II FUND
Class E
October 31, 2006                                 38.43               .02               5.76           5.78               --
October 31, 2005                                 39.28              (.04)              4.44           4.40             (.06)
October 31, 2004                                 36.12               .04               3.12           3.16               --
October 31, 2003                                 25.54               .01              10.65          10.66             (.08)
October 31, 2002                                 28.24               .02              (2.65)         (2.63)            (.07)
----------------------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2006                                 38.57               .09               5.79           5.88             (.09)
October 31, 2005                                 39.39               .04               4.45           4.49             (.12)
October 31, 2004                                 36.19               .10               3.15           3.25             (.05)
October 31, 2003                                 25.59               .06              10.66          10.72             (.12)
October 31, 2002                                 28.29               .08              (2.65)         (2.57)            (.13)
----------------------------------------------------------------------------------------------------------------------------------
Class Y
October 31, 2006                                 38.58               .12               5.79           5.91             (.12)
October 31, 2005                                 39.41               .07               4.45           4.52             (.16)
October 31, 2004                                 36.22               .14               3.14           3.28             (.09)
October 31, 2003                                 25.61               .10              10.67          10.77             (.16)
October 31, 2002                                 28.32               .12              (2.65)         (2.53)            (.18)
----------------------------------------------------------------------------------------------------------------------------------


                                                $
                                          DISTRIBUTIONS        $
                                            FROM NET       RETURN OF
                                          REALIZED GAIN     CAPITAL
----------------------------------------
EQUITY I FUND
Class E
October 31, 2006                              (1.27)            --
October 31, 2005                                 --             --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --          (0.06)
----------------------------------------
Class I
October 31, 2006                              (1.27)            --
October 31, 2005                                 --             --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --          (0.08)
----------------------------------------
Class Y
October 31, 2006                              (1.27)            --
October 31, 2005                                 --             --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --          (0.08)
----------------------------------------
EQUITY II FUND
Class E
October 31, 2006                             (10.05)            --
October 31, 2005                              (5.19)            --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------
Class I
October 31, 2006                             (10.05)            --
October 31, 2005                              (5.19)            --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------
Class Y
October 31, 2006                             (10.05)            --
October 31, 2005                              (5.19)            --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 220  Financial Highlights

                                                                                %                   %                   %
                                                              $         RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
          $                $                 %           NET ASSETS,       TO AVERAGE          TO AVERAGE       INVESTMENT INCOME
        TOTAL       NET ASSET VALUE,       TOTAL        END OF PERIOD      NET ASSETS,         NET ASSETS,         TO AVERAGE
    DISTRIBUTIONS    END OF PERIOD     RETURN (%)(B)        (000)           NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)
---------------------------------------------------------------------------------------------------------------------------------
        (1.51)            33.51             14.07            43,911            .93                 .96                 .78
         (.24)            30.81             12.70            37,666            .92                 .96                 .83
         (.17)            27.56              7.69            33,143            .94                 .96                 .61
         (.14)            25.75             20.79            32,632            .99                 .99                 .68
         (.22)            21.46            (14.26)           19,476            .98                 .98                 .49
---------------------------------------------------------------------------------------------------------------------------------
        (1.58)            33.49             14.34         1,095,931            .71                 .73                1.01
         (.31)            30.79             12.97           825,172            .69                 .73                1.06
         (.23)            27.54              7.99           697,537            .71                 .72                 .84
         (.19)            25.72             21.02           580,055            .75                 .75                 .92
         (.28)            21.44            (14.04)          588,901            .74                 .74                 .74
---------------------------------------------------------------------------------------------------------------------------------
        (1.60)            33.49             14.48           504,168            .64                 .66                1.07
         (.33)            30.77             13.00           341,294            .65                 .67                1.03
         (.25)            27.53              8.07           104,440            .63                 .65                 .92
         (.21)            25.72             21.09            89,546            .66                 .66                1.00
         (.30)            21.43            (13.96)           57,147            .64                 .64                 .85
---------------------------------------------------------------------------------------------------------------------------------
       (10.05)            34.16             17.91            39,987           1.11                1.14                 .07
        (5.25)            38.43             11.53            34,849           1.08                1.11                (.09)
           --             39.28              8.72            80,542           1.09                1.09                 .09
         (.08)            36.12             41.88            46,901           1.12                1.12                 .04
         (.07)            25.54             (9.37)           25,874           1.12                1.12                 .07
---------------------------------------------------------------------------------------------------------------------------------
       (10.14)            34.31             18.17           471,745            .91                 .94                 .27
        (5.31)            38.57             11.77           496,716            .87                 .91                 .12
         (.05)            39.39              8.98           674,280            .90                 .90                 .27
         (.12)            36.19             42.08           606,333            .94                 .94                 .22
         (.13)            25.59             (9.17)          464,113            .92                 .92                 .27
---------------------------------------------------------------------------------------------------------------------------------
       (10.17)            34.32             18.31           111,605            .82                 .85                 .36
        (5.35)            38.58             11.85           112,625            .81                 .83                 .18
         (.09)            39.41              9.05           159,820            .79                 .79                 .37
         (.16)            36.22             42.34           190,066            .81                 .81                 .36
         (.18)            25.61             (9.07)          147,610            .79                 .79                 .41
---------------------------------------------------------------------------------------------------------------------------------


            %
        PORTFOLIO
     TURNOVER RATE(B)
---
           98.17
          109.71
          129.94
          115.73
          130.46
---
           98.17
          109.71
          129.94
          115.73
          130.46
---
           98.17
          109.71
          129.94
          115.73
          130.46
---
          154.76
          156.39
          125.94
          132.27
          126.57
---
          154.76
          156.39
          125.94
          132.27
          126.57
---
          154.76
          156.39
          125.94
          132.27
          126.57
---

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  221

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $                 $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM      DISTRIBUTIONS
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT        FROM NET
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS    INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
EQUITY Q FUND
Class E
October 31, 2006                                 35.20               .35               5.02           5.37             (.35)
October 31, 2005                                 32.32               .35               2.88           3.23             (.35)
October 31, 2004                                 30.10               .23               2.24           2.47             (.25)
October 31, 2003                                 24.90               .22               5.18           5.40             (.20)
October 31, 2002                                 29.75               .17              (4.81)         (4.64)            (.21)
----------------------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2006                                 35.20               .44               5.03           5.47             (.44)
October 31, 2005                                 32.32               .44               2.88           3.32             (.44)
October 31, 2004                                 30.10               .30               2.24           2.54             (.32)
October 31, 2003                                 24.89               .27               5.19           5.46             (.25)
October 31, 2002                                 29.75               .24              (4.82)         (4.58)            (.28)
----------------------------------------------------------------------------------------------------------------------------------
Class Y
October 31, 2006                                 35.20               .46               5.02           5.48             (.45)
October 31, 2005                                 32.32               .45               2.88           3.33             (.45)
October 31, 2004                                 30.09               .32               2.25           2.57             (.34)
October 31, 2003                                 24.89               .30               5.17           5.47             (.27)
October 31, 2002                                 29.75               .27              (4.82)         (4.55)            (.31)
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND
Class E
October 31, 2006                                 40.45               .87               9.87          10.74             (.68)
October 31, 2005                                 35.15               .57               5.41           5.98             (.68)
October 31, 2004                                 31.22               .38               4.29           4.67             (.74)
October 31, 2003                                 24.71               .30               6.59           6.89             (.38)
October 31, 2002                                 28.34               .16              (3.75)         (3.59)            (.04)
----------------------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2006                                 40.47              1.00               9.86          10.86             (.78)
October 31, 2005                                 35.16               .68               5.39           6.07             (.76)
October 31, 2004                                 31.20               .46               4.29           4.75             (.79)
October 31, 2003                                 24.74               .36               6.53           6.89             (.43)
October 31, 2002                                 28.38               .26              (3.78)         (3.52)            (.12)
----------------------------------------------------------------------------------------------------------------------------------
Class Y
October 31, 2006                                 40.47               .92               9.96          10.88             (.79)
October 31, 2005                                 35.17               .68               5.40           6.08             (.78)
October 31, 2004                                 31.21               .45               4.33           4.78             (.82)
October 31, 2003                                 24.75               .38               6.54           6.92             (.46)
October 31, 2002                                 28.42               .32              (3.83)         (3.51)            (.16)
----------------------------------------------------------------------------------------------------------------------------------


                                                $
                                          DISTRIBUTIONS        $
                                            FROM NET       RETURN OF
                                          REALIZED GAIN     CAPITAL
----------------------------------------
EQUITY Q FUND
Class E
October 31, 2006                              (.87)            --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class I
October 31, 2006                              (.87)            --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class Y
October 31, 2006                              (.87)            --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
INTERNATIONAL FUND
Class E
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class I
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class Y
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 222  Financial Highlights

                                                                                %                   %                   %
                                                              $         RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
          $                $                 %           NET ASSETS,       TO AVERAGE          TO AVERAGE       INVESTMENT INCOME
        TOTAL       NET ASSET VALUE,       TOTAL        END OF PERIOD      NET ASSETS,         NET ASSETS,         TO AVERAGE
    DISTRIBUTIONS    END OF PERIOD     RETURN (%)(B)        (000)           NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)
---------------------------------------------------------------------------------------------------------------------------------
        (1.22)            39.35             15.56            56,703            .94(f)              .96                0.93
         (.35)            35.20             10.03            46,352            .91                 .93                1.01
         (.25)            32.32              8.22            47,570            .92                 .93                 .71
         (.20)            30.10             21.76            40,924            .94                 .94                 .80
         (.21)            24.90            (15.70)           17,503            .94                 .94                 .58
---------------------------------------------------------------------------------------------------------------------------------
        (1.31)            39.36             15.87         1,201,844            .70(g)              .72                1.18
         (.44)            35.20             10.30         1,009,002            .66                 .69                1.26
         (.32)            32.32              8.46         1,018,806            .69                 .69                 .94
         (.25)            30.10             22.04           822,548            .72                 .72                1.02
         (.28)            24.89            (15.50)          854,495            .70                 .70                 .82
---------------------------------------------------------------------------------------------------------------------------------
        (1.32)            39.36             15.93           393,292            .64(h)              .67                1.23
         (.45)            35.20             10.34           338,308            .63                 .65                1.30
         (.34)            32.32              8.58           336,836            .61                 .61                1.05
         (.27)            30.09             22.13           674,326            .63                 .63                1.10
         (.31)            24.89            (15.41)          514,589            .60                 .60                 .93
---------------------------------------------------------------------------------------------------------------------------------
         (.68)            50.51             26.84            51,470           1.17                1.19                1.88
         (.68)            40.45             17.19            41,415           1.15                1.18                1.49
         (.74)            35.15             15.20            35,442           1.19                1.20                1.13
         (.38)            31.22             28.33            24,163           1.26                1.26                1.14
         (.04)            24.71            (12.68)           11,965           1.31                1.32                 .57
---------------------------------------------------------------------------------------------------------------------------------
         (.78)            50.55             27.17         1,420,218            .91                 .93                2.15
         (.76)            40.47             17.48         1,127,303            .90                 .93                1.76
         (.79)            35.16             15.47           915,469            .95                 .96                1.36
         (.43)            31.20             28.37           597,650           1.06                1.06                1.38
         (.12)            24.74            (12.46)          527,791           1.07                1.07                 .92
---------------------------------------------------------------------------------------------------------------------------------
         (.79)            50.56             27.24           378,505            .86                 .89                1.99
         (.78)            40.47             17.53           587,751            .86                 .89                1.76
         (.82)            35.17             15.54           491,855            .87                 .88                1.35
         (.46)            31.21             28.51           567,878            .96                 .96                1.45
         (.16)            24.75            (12.42)          395,955            .97                 .97                1.12
---------------------------------------------------------------------------------------------------------------------------------


            %
        PORTFOLIO
     TURNOVER RATE(B)
---
          106.45
          117.34
          102.51
          114.72
           71.16
---
          106.45
          117.34
          102.51
          114.72
           71.16
---
          106.45
          117.34
          102.51
          114.72
           71.16
---
           83.09
           80.36
           81.19
           79.40
           87.84
---
           83.09
           80.36
           81.19
           79.40
           87.84
---
           83.09
           80.36
           81.19
           79.40
           87.84
---

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  223

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $                 $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM      DISTRIBUTIONS
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT        FROM NET
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS    INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME I FUND
Class E
October 31, 2006                                 20.75               .92               .04             .96              (.89)
October 31, 2005                                 21.88               .74              (.61)            .13              (.73)
October 31, 2004                                 22.12               .63               .48            1.11              (.69)
October 31, 2003                                 22.15               .72               .36            1.08              (.67)
October 31, 2002                                 22.32               .90               .17            1.07              (.97)
----------------------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2006                                 20.75               .97               .05            1.02              (.95)
October 31, 2005                                 21.87               .80              (.61)            .19              (.78)
October 31, 2004                                 22.11               .68               .49            1.17              (.75)
October 31, 2003                                 22.15               .78               .35            1.13              (.73)
October 31, 2002                                 22.32               .96               .17            1.13             (1.03)
----------------------------------------------------------------------------------------------------------------------------------
Class Y
October 31, 2006                                 20.76               .99               .04            1.03              (.96)
October 31, 2005                                 21.88               .80              (.61)            .19              (.78)
October 31, 2004                                 22.12               .70               .48            1.18              (.76)
October 31, 2003                                 22.16               .79               .36            1.15              (.75)
October 31, 2002                                 22.32               .98               .18            1.16             (1.05)
----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME III FUND
Class E
October 31, 2006                                 10.44               .45               .04             .49              (.42)
October 31, 2005                                 10.70               .35              (.21)            .14              (.32)
October 31, 2004                                 10.67               .28               .31             .59              (.38)
October 31, 2003                                 10.11               .38               .52             .90              (.34)
October 31, 2002                                 10.37               .40              (.05)            .35              (.61)
----------------------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2006                                 10.43               .47               .03             .50              (.44)
October 31, 2005                                 10.69               .38              (.22)            .16              (.34)
October 31, 2004                                 10.65               .30               .32             .62              (.40)
October 31, 2003                                 10.09               .40               .52             .92              (.36)
October 31, 2002                                 10.36               .42              (.06)            .36              (.63)
----------------------------------------------------------------------------------------------------------------------------------
Class Y
October 31, 2006                                 10.43               .64              (.13)            .51              (.45)
October 31, 2005 (1)                             10.74               .14              (.26)           (.12)             (.19)
----------------------------------------------------------------------------------------------------------------------------------


                                                $
                                          DISTRIBUTIONS        $
                                            FROM NET       RETURN OF
                                          REALIZED GAIN     CAPITAL
----------------------------------------
FIXED INCOME I FUND
Class E
October 31, 2006                                --             --
October 31, 2005                              (.53)            --
October 31, 2004                              (.66)            --
October 31, 2003                              (.44)            --
October 31, 2002                              (.27)            --
----------------------------------------
Class I
October 31, 2006                                --             --
October 31, 2005                              (.53)            --
October 31, 2004                              (.66)            --
October 31, 2003                              (.44)            --
October 31, 2002                              (.27)            --
----------------------------------------
Class Y
October 31, 2006                                --             --
October 31, 2005                              (.53)            --
October 31, 2004                              (.66)            --
October 31, 2003                              (.44)            --
October 31, 2002                              (.27)            --
----------------------------------------
FIXED INCOME III FUND
Class E
October 31, 2006                              (.03)            --
October 31, 2005                              (.08)            --
October 31, 2004                              (.18)            --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class I
October 31, 2006                              (.03)            --
October 31, 2005                              (.08)            --
October 31, 2004                              (.18)            --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class Y
October 31, 2006                              (.03)            --
October 31, 2005 (1)                            --             --
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 224  Financial Highlights

                                                                                %                   %                   %
                                                              $         RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
          $                $                 %           NET ASSETS,       TO AVERAGE          TO AVERAGE       INVESTMENT INCOME
        TOTAL       NET ASSET VALUE,       TOTAL        END OF PERIOD      NET ASSETS,         NET ASSETS,         TO AVERAGE
    DISTRIBUTIONS    END OF PERIOD     RETURN (%)(B)        (000)           NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)
---------------------------------------------------------------------------------------------------------------------------------
         (.89)            20.82             4.79            31,504             .64                 .67                4.45
        (1.26)            20.75              .60            29,632             .65                 .68                3.49
        (1.35)            21.88             5.22            27,515             .65                 .66                2.88
        (1.11)            22.12             5.01            27,009             .67                 .67                3.25
        (1.24)            22.15             5.10            27,576             .64                 .66                4.17
---------------------------------------------------------------------------------------------------------------------------------
         (.95)            20.82             5.06           829,914             .40                 .42                4.70
        (1.31)            20.75              .88           788,808             .38                 .40                3.76
        (1.41)            21.87             5.52           752,229             .39                 .40                3.15
        (1.17)            22.11             5.26           639,846             .41                 .41                3.50
        (1.30)            22.15             5.38           713,210             .38                 .38                4.42
---------------------------------------------------------------------------------------------------------------------------------
         (.96)            20.83             5.11           550,383             .35                 .38                4.77
        (1.31)            20.76              .91           398,882             .35                 .37                3.81
        (1.42)            21.88             5.58           285,228             .33                 .34                3.18
        (1.19)            22.12             5.33           399,601             .35                 .35                3.53
        (1.32)            22.16             5.50           506,495             .31                 .31                4.45
---------------------------------------------------------------------------------------------------------------------------------
         (.45)            10.48             4.81            15,119             .92                 .96                4.27
         (.40)            10.44             1.37             9,268             .93                 .95                3.32
         (.56)            10.70             5.65             7,489             .96                 .96                2.64
         (.34)            10.67             9.05             6,481            1.00                1.00                3.61
         (.61)            10.11             3.61             5,912             .97                 .98                4.00
---------------------------------------------------------------------------------------------------------------------------------
         (.47)            10.46             4.95           744,559             .70                 .73                4.51
         (.42)            10.43             1.65           560,896             .69                 .71                3.55
         (.58)            10.69             5.99           461,966             .72                 .72                2.85
         (.36)            10.65             9.27           297,726             .78                 .78                3.83
         (.63)            10.09             3.84           306,550             .76                 .76                4.22
---------------------------------------------------------------------------------------------------------------------------------
         (.48)            10.46             5.03           101,240             .63                 .67                4.60
         (.19)            10.43            (1.15)           40,259             .64                 .67                3.74
---------------------------------------------------------------------------------------------------------------------------------


            %
        PORTFOLIO
     TURNOVER RATE(B)
---
          125.38
          201.90
          153.79
          184.29
          165.28
---
          125.38
          201.90
          153.79
          184.29
          165.28
---
          125.38
          201.90
          153.79
          184.29
          165.28
---
          270.24
          197.66
          195.68
          266.11
          231.09
---
          270.24
          197.66
          195.68
          266.11
          231.09
---
          270.24
          197.66
---

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  225

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $                 $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM      DISTRIBUTIONS
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT        FROM NET
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS    INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
Class C
October 31, 2006                                 16.73               .01               5.14           5.15              (.28)
October 31, 2005                                 12.52               .04               4.22           4.26              (.05)
October 31, 2004                                 10.68                --(d)            2.08           2.08              (.24)
October 31, 2003                                  7.22               .02               3.44           3.46                --
October 31, 2002                                  6.89              (.09)               .42            .33                --
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 17.25               .17               5.29           5.46              (.39)
October 31, 2005                                 12.93               .16               4.34           4.50              (.18)
October 31, 2004                                 10.98               .09               2.15           2.24              (.29)
October 31, 2003                                  7.41               .09               3.49           3.58              (.01)
October 31, 2002                                  7.01              (.02)               .42            .40                --
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 17.25               .21               5.31           5.52              (.43)
October 31, 2005                                 12.94               .20               4.34           4.54              (.23)
October 31, 2004                                 10.98               .12               2.15           2.27              (.31)
October 31, 2003                                  7.43               .11               3.48           3.59              (.04)
October 31, 2002                                  7.05                --(d)             .40            .40              (.02)
----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
Class C
October 31, 2006                                 46.08               .22              15.14          15.36              (.35)
October 31, 2005                                 43.10               .42               6.66           7.08              (.43)
October 31, 2004                                 33.94               .46               9.92          10.38             (1.21)
October 31, 2003                                 26.52              1.11               7.53           8.64             (1.11)
October 31, 2002                                 26.97              1.07               (.01)          1.06             (1.51)
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 46.62               .59              15.36          15.95              (.64)
October 31, 2005                                 43.55               .76               6.74           7.50              (.76)
October 31, 2004                                 34.24               .75              10.04          10.79             (1.47)
October 31, 2003                                 26.72              1.34               7.60           8.94             (1.31)
October 31, 2002                                 27.14              1.32               (.06)          1.26             (1.68)
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 47.03               .73              15.51          16.24              (.76)
October 31, 2005                                 43.90               .88               6.79           7.67              (.87)
October 31, 2004                                 34.51               .87              10.09          10.96             (1.56)
October 31, 2003                                 26.89              1.42               7.67           9.09             (1.36)
October 31, 2002                                 27.31              1.41               (.06)          1.35             (1.77)
----------------------------------------------------------------------------------------------------------------------------------


                                                $
                                          DISTRIBUTIONS        $
                                            FROM NET       RETURN OF
                                          REALIZED GAIN     CAPITAL
----------------------------------------
EMERGING MARKETS FUND
Class C
October 31, 2006                               (.43)           --
October 31, 2005                                 --            --
October 31, 2004                                 --            --
October 31, 2003                                 --            --
October 31, 2002                                 --            --
----------------------------------------
Class E
October 31, 2006                               (.43)           --
October 31, 2005                                 --            --
October 31, 2004                                 --            --
October 31, 2003                                 --            --
October 31, 2002                                 --            --
----------------------------------------
Class S
October 31, 2006                               (.43)           --
October 31, 2005                                 --            --
October 31, 2004                                 --            --
October 31, 2003                                 --            --
October 31, 2002                                 --            --
----------------------------------------
REAL ESTATE SECURITIES FUND
Class C
October 31, 2006                              (4.98)           --
October 31, 2005                              (3.67)           --
October 31, 2004                               (.01)           --
October 31, 2003                               (.11)           --
October 31, 2002                                 --            --
----------------------------------------
Class E
October 31, 2006                              (4.98)           --
October 31, 2005                              (3.67)           --
October 31, 2004                               (.01)           --
October 31, 2003                               (.11)           --
October 31, 2002                                 --            --
----------------------------------------
Class S
October 31, 2006                              (4.98)           --
October 31, 2005                              (3.67)           --
October 31, 2004                               (.01)           --
October 31, 2003                               (.11)           --
October 31, 2002                                 --            --
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 226  Financial Highlights

                                                                                %                   %                   %
                                                              $         RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
          $                $                 %           NET ASSETS,       TO AVERAGE          TO AVERAGE       INVESTMENT INCOME
        TOTAL       NET ASSET VALUE,       TOTAL        END OF PERIOD      NET ASSETS,         NET ASSETS,         TO AVERAGE
    DISTRIBUTIONS    END OF PERIOD     RETURN (%)(B)        (000)           NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)
---------------------------------------------------------------------------------------------------------------------------------
         (.71)            21.17            31.63             44,977           2.68                2.68                  .07
         (.05)            16.73            33.98             33,961           2.74                2.76                  .29
         (.24)            12.52            20.04             20,467           2.83                2.87                  .02
           --             10.68            47.58             12,306           3.09                3.09                  .19
           --              7.22             4.94              5,194           3.12                3.12                (1.08)
---------------------------------------------------------------------------------------------------------------------------------
         (.82)            21.89            32.64             27,862           1.93                1.93                  .83
         (.18)            17.25            34.94             18,855           1.99                2.01                 1.02
         (.29)            12.93            20.88             14,169           2.07                2.12                  .75
         (.01)            10.98            48.39              9,598           2.36                2.37                 1.02
           --              7.41             5.71              6,478           2.38                2.38                 (.29)
---------------------------------------------------------------------------------------------------------------------------------
         (.86)            21.91            33.04          1,092,083           1.68                1.68                 1.06
         (.23)            17.25            35.27            794,086           1.73                1.76                 1.30
         (.31)            12.94            21.22            549,626           1.83                1.87                 1.00
         (.04)            10.98            48.27            386,560           2.11                2.11                 1.30
         (.02)             7.43             5.91            263,563           2.14                2.14                 (.02)
---------------------------------------------------------------------------------------------------------------------------------
        (5.33)            56.11            36.63            110,287           2.07                2.08                  .45
        (4.10)            46.08            17.22             81,876           2.10                2.10                  .95
        (1.22)            43.10            30.97             61,089           2.12                2.12                 1.20
        (1.22)            33.94            33.23             32,784           2.20                2.30                 3.67
        (1.51)            26.52             3.56             15,712           2.19                2.59                 3.74
---------------------------------------------------------------------------------------------------------------------------------
        (5.62)            56.95            37.65             59,768           1.32                1.32                 1.19
        (4.43)            46.62            18.09             40,296           1.35                1.35                 1.71
        (1.48)            43.55            32.00             29,436           1.37                1.37                 1.95
        (1.42)            34.24            34.21             16,651           1.43                1.62                 4.46
        (1.68)            26.72             4.27             10,661           1.46                1.82                 4.54
---------------------------------------------------------------------------------------------------------------------------------
        (5.74)            57.53            38.04          1,903,365           1.07                1.07                 1.46
        (4.54)            47.03            18.35          1,434,109           1.10                1.10                 1.95
        (1.57)            43.90            32.30          1,171,513           1.11                1.11                 2.23
        (1.47)            34.51            34.58            830,448           1.18                1.18                 4.66
        (1.77)            26.89             4.55            598,133           1.19                1.19                 4.82
---------------------------------------------------------------------------------------------------------------------------------


            %
        PORTFOLIO
     TURNOVER RATE(B)
---
           68.52
           71.86
           82.02
           95.13
           90.21
---
           68.52
           71.86
           82.02
           95.13
           90.21
---
           68.52
           71.86
           82.02
           95.13
           90.21
---
           48.64
           63.95
           38.04
           46.09
           67.70
---
           48.64
           63.95
           38.04
           46.09
           67.70
---
           48.64
           63.95
           38.04
           46.09
           67.70
---

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  227

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $                 $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM      DISTRIBUTIONS
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT        FROM NET
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS    INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
SHORT DURATION BOND FUND
Class C
October 31, 2006                                 18.63               .50                .03            .53             (.50)
October 31, 2005                                 19.04               .31               (.40)          (.09)            (.31)
October 31, 2004                                 19.01               .19               (.01)           .18             (.15)
October 31, 2003                                 18.98               .31                .06            .37             (.34)
October 31, 2002                                 19.01               .56                .13            .69             (.72)
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 18.70               .65                .03            .68             (.65)
October 31, 2005                                 19.10               .46               (.41)           .05             (.44)
October 31, 2004                                 19.08               .34               (.01)           .33             (.31)
October 31, 2003                                 19.04               .48                .03            .51             (.47)
October 31, 2002                                 19.02               .77                .06            .83             (.81)
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 18.67               .69                .03            .72             (.69)
October 31, 2005                                 19.07               .51               (.41)           .10             (.49)
October 31, 2004                                 19.05               .38               (.01)           .37             (.35)
October 31, 2003                                 19.01               .52                .03            .55             (.51)
October 31, 2002                                 18.99               .80                .08            .88             (.86)
----------------------------------------------------------------------------------------------------------------------------------
SELECT GROWTH FUND
Class C
October 31, 2006                                  7.45              (.09)               .48            .39               --
October 31, 2005                                  6.85              (.08)               .68            .60               --
October 31, 2004                                  6.85              (.11)               .11             --               --
October 31, 2003                                  5.23              (.09)              1.71           1.62               --
October 31, 2002                                  6.65              (.10)             (1.32)         (1.42)              --
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                  7.76              (.03)               .52            .49               --
October 31, 2005                                  7.08              (.01)               .69            .68               --
October 31, 2004                                  7.03              (.05)               .10            .05               --
October 31, 2003                                  5.31              (.04)              1.76           1.72               --
October 31, 2002                                  6.68              (.04)             (1.33)         (1.37)              --
----------------------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2006                                  7.91               .01                .52            .53               --(d)
October 31, 2005                                  7.19               .01                .71            .72               --
October 31, 2004                                  7.10              (.02)               .11            .09               --
October 31, 2003                                  5.35              (.02)              1.77           1.75               --
October 31, 2002                                  6.71              (.02)             (1.34)         (1.36)              --
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                  7.87              (.01)               .52            .51               --
October 31, 2005                                  7.15                --(d)             .72            .72               --
October 31, 2004                                  7.08              (.03)               .10            .07               --
October 31, 2003                                  5.34              (.02)              1.76           1.74               --
October 31, 2002                                  6.71              (.02)             (1.35)         (1.37)              --
----------------------------------------------------------------------------------------------------------------------------------


                                                $
                                          DISTRIBUTIONS        $
                                            FROM NET       RETURN OF
                                          REALIZED GAIN     CAPITAL
----------------------------------------
SHORT DURATION BOND FUND
Class C
October 31, 2006                                --             --
October 31, 2005                              (.01)            --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class E
October 31, 2006                                --             --
October 31, 2005                              (.01)            --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class S
October 31, 2006                                --             --
October 31, 2005                              (.01)            --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
SELECT GROWTH FUND
Class C
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class E
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class I
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class S
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 228  Financial Highlights

                                                                                %                   %                   %
                                                              $         RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
          $                $                 %           NET ASSETS,       TO AVERAGE          TO AVERAGE       INVESTMENT INCOME
        TOTAL       NET ASSET VALUE,       TOTAL        END OF PERIOD      NET ASSETS,         NET ASSETS,         TO AVERAGE
    DISTRIBUTIONS    END OF PERIOD     RETURN (%)(B)        (000)           NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)
---------------------------------------------------------------------------------------------------------------------------------
        (.50)             18.66              2.89            21,840           1.65                1.66                 2.71
        (.32)             18.63              (.50)           30,290           1.65                1.66                 1.65
        (.15)             19.04               .97            38,427           1.63                1.66                 1.00
        (.34)             19.01              1.97            41,644           1.56                1.72                 1.63
        (.72)             18.98              3.73            16,294           1.52                1.70                 3.08
---------------------------------------------------------------------------------------------------------------------------------
        (.65)             18.73              3.69            26,800            .90                 .91                 3.49
        (.45)             18.70               .25            24,851            .90                 .91                 2.43
        (.31)             19.10              1.74            23,181            .88                 .91                 1.76
        (.47)             19.08              2.70            20,274            .80                 .97                 2.52
        (.81)             19.04              4.53            17,516            .77                 .96                 4.04
---------------------------------------------------------------------------------------------------------------------------------
        (.69)             18.70              3.95         1,106,946            .65                 .65                 3.73
        (.50)             18.67               .51         1,158,439            .65                 .66                 2.67
        (.35)             19.07              1.98         1,135,332            .63                 .66                 2.01
        (.51)             19.05              2.95           958,064            .56                 .72                 2.70
        (.86)             19.01              4.81           599,795            .52                 .71                 4.26
---------------------------------------------------------------------------------------------------------------------------------
          --               7.84              5.23             9,764           2.22                2.27                (1.20)
          --               7.45              8.76             8,149           2.23                2.32                (1.15)
          --               6.85              (.15)            5,942           2.25                2.50                (1.53)
          --               6.85             31.17             3,265           2.20                2.74                (1.57)
          --               5.23            (21.35)            1,341           2.11                2.82                (1.53)
---------------------------------------------------------------------------------------------------------------------------------
          --               8.25              6.31             6,590           1.36                1.42                 (.34)
          --               7.76              9.60             4,255           1.28                1.40                 (.15)
          --               7.08               .71             5,749           1.36                1.54                 (.65)
          --               7.03             32.39             4,865           1.26                1.79                 (.62)
          --               5.31            (20.51)            2,814           1.16                1.87                 (.58)
---------------------------------------------------------------------------------------------------------------------------------
          --               8.44              6.75            90,953            .95                1.13                  .07
          --               7.91             10.17           112,112            .92                1.08                  .12
          --               7.19              1.13            60,006            .95                1.20                 (.23)
          --               7.10             32.71            32,003            .93                1.58                 (.31)
          --               5.35            (20.27)           18,150            .89                1.65                 (.31)
---------------------------------------------------------------------------------------------------------------------------------
          --               8.38              6.48            71,433           1.15                1.21                 (.13)
          --               7.87             10.07            57,324           1.06                1.18                  .04
          --               7.15               .99            51,569           1.09                1.27                 (.38)
          --               7.08             32.58            42,421           1.03                1.56                 (.40)
          --               5.34            (20.42)           24,389            .97                1.68                 (.39)
---------------------------------------------------------------------------------------------------------------------------------


            %
        PORTFOLIO
     TURNOVER RATE(B)
---
          111.57
          202.53
          131.57
          187.92
          163.86
---
          111.57
          202.53
          131.57
          187.92
          163.86
---
          111.57
          202.53
          131.57
          187.92
          163.86
---
          148.35
          127.68
          134.00
          149.76
          212.37
---
          148.35
          127.68
          134.00
          149.76
          212.37
---
          148.35
          127.68
          134.00
          149.76
          212.37
---
          148.35
          127.68
          134.00
          149.76
          212.37
---

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  229

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $                 $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM      DISTRIBUTIONS
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT        FROM NET
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS    INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
SELECT VALUE FUND
Class C
October 31, 2006                                 11.27               .01               1.83           1.84             (.03)
October 31, 2005                                 10.15              (.02)              1.16           1.14             (.01)
October 31, 2004                                  8.97              (.03)              1.22           1.19             (.01)
October 31, 2003                                  7.41              (.01)              1.58           1.57             (.01)
October 31, 2002                                  8.51              (.02)             (1.07)         (1.09)            (.01)
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 11.43               .11               1.87           1.98             (.11)
October 31, 2005                                 10.28               .09               1.16           1.25             (.09)
October 31, 2004                                  9.05               .05               1.23           1.28             (.05)
October 31, 2003                                  7.46               .06               1.58           1.64             (.05)
October 31, 2002                                  8.53               .06              (1.07)         (1.01)            (.06)
----------------------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2006                                 11.46               .15               1.87           2.02             (.15)
October 31, 2005                                 10.30               .13               1.17           1.30             (.13)
October 31, 2004                                  9.07               .10               1.22           1.32             (.09)
October 31, 2003                                  7.46               .08               1.61           1.69             (.08)
October 31, 2002                                  8.54               .08              (1.07)          (.99)            (.09)
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 11.44               .13               1.87           2.00             (.13)
October 31, 2005                                 10.29               .11               1.16           1.27             (.11)
October 31, 2004                                  9.05               .08               1.24           1.32             (.08)
October 31, 2003                                  7.45               .07               1.60           1.67             (.07)
October 31, 2002                                  8.53               .07              (1.07)         (1.00)            (.08)
----------------------------------------------------------------------------------------------------------------------------------


                                                $
                                          DISTRIBUTIONS        $
                                            FROM NET       RETURN OF
                                          REALIZED GAIN     CAPITAL
----------------------------------------
SELECT VALUE FUND
Class C
October 31, 2006                              (.64)            --
October 31, 2005                              (.01)            --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class E
October 31, 2006                              (.64)            --
October 31, 2005                              (.01)            --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class I
October 31, 2006                              (.64)            --
October 31, 2005                              (.01)            --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class S
October 31, 2006                              (.64)            --
October 31, 2005                              (.01)            --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 230  Financial Highlights

                                                                                %                   %                   %
                                                              $         RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
          $                $                 %           NET ASSETS,       TO AVERAGE          TO AVERAGE       INVESTMENT INCOME
        TOTAL       NET ASSET VALUE,       TOTAL        END OF PERIOD      NET ASSETS,         NET ASSETS,         TO AVERAGE
    DISTRIBUTIONS    END OF PERIOD     RETURN (%)(B)        (000)           NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)
---------------------------------------------------------------------------------------------------------------------------------
        (.67)             12.44             17.01           26,168            2.11                2.11                 .08
        (.02)             11.27             11.23           21,228            2.18                2.20                (.18)
        (.01)             10.15             13.24           16,834            2.25                2.32                (.31)
        (.01)              8.97             21.19            9,972            2.15                2.42                (.12)
        (.01)              7.41            (12.82)           2,061            2.00                2.40                (.27)
---------------------------------------------------------------------------------------------------------------------------------
        (.75)             12.66             18.15           10,871            1.27                1.27                 .91
        (.10)             11.43             12.14            8,770            1.25                1.30                 .78
        (.05)             10.28             14.31            9,167            1.39                1.39                 .55
        (.05)              9.05             22.01            7,778            1.21                1.48                 .77
        (.06)              7.46            (11.86)           3,314            1.04                1.43                 .70
---------------------------------------------------------------------------------------------------------------------------------
        (.79)             12.69             18.47          131,494             .94                 .94                1.26
        (.14)             11.46             12.63          135,759             .86                 .91                1.14
        (.09)             10.30             14.77          102,396             .95                 .95                1.00
        (.08)              9.07             22.60           74,600             .90                1.23                1.12
        (.09)              7.46            (11.72)          35,169             .79                1.22                 .95
---------------------------------------------------------------------------------------------------------------------------------
        (.77)             12.67             18.32          253,586            1.09                1.10                1.09
        (.12)             11.44             12.36          198,550            1.07                1.10                 .95
        (.08)             10.29             14.61          173,635            1.10                1.10                 .84
        (.07)              9.05             22.53          128,383            1.01                1.28                1.03
        (.08)              7.45            (11.78)          31,806             .87                1.27                 .86
---------------------------------------------------------------------------------------------------------------------------------


            %
        PORTFOLIO
     TURNOVER RATE(B)
---
           86.60
           84.74
           96.07
          105.71
           92.95
---
           86.60
           84.74
           96.07
          105.71
           92.95
---
           86.60
           84.74
           96.07
          105.71
           92.95
---
           86.60
           84.74
           96.07
          105.71
           92.95
---

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  231

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL HIGHLIGHTS -- OCTOBER 31, 2006

--------------------------------------------------------------------------------
(1)   For the period June 23, 2005 (commencement of operations) to October 31,
      2005.
(a)   Average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for periods less than one year are annualized.
(d)   Less than $.01 per share.
(e) May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds custody credit arrangements.
(f) The annualized net expense ratio is .93% not including the dividends from securities sold short as contractually agreed by the Adviser.
(g) The annualized net expense ratio is .69% not including the dividends from securities sold short as contractually agreed by the Adviser.
(h) The annualized net expense ratio is .63% not including the dividends from securities sold short as contractually agreed by the Adviser.

See accompanying notes which are an integral part of the financial statements.

 232  Notes to Financial Highlights

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

1. ORGANIZATION

   Russell Investment Company (the "Investment Company" or "RIC") is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on eleven of these Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002. The Investment Company's master trust agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

   On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company and Frank Russell Investment Management Company changed its name to Russell Investment Management Company ("RIMCo").

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

   Security Valuation

   The Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to RIMCo.

   Ordinarily, the Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

   - US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

   - US over-the-counter equities: Official closing price; last bid price if no closing price;

   - Listed ADRs/GDRs: Last sale price; last bid price if no sales;

   - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

   - Futures: Settlement price.

   - Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

   - The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

   - Equity securities traded on a national securities foreign exchange or an over the counter market (foreign or domestic) are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

   If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security's fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Fund's Board of Trustees believes reflects fair value. The use of

                                              Notes to Financial Statements  233

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

   This policy is intended to assure that the Funds' net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund's net asset value. RIC Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. RIC Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. RIC Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

   Because foreign securities can trade on non-business days, the net asset value of a Fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

   In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds financial statement disclosure.

   Investment Transactions

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

   Investment Income

   Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

   Federal Income Taxes

   Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income or excise tax provision was required for the Funds.

   In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

 234  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Dividends and Distributions to Shareholders

   For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

     DECLARED                          PAYABLE                             FUNDS
   --------------------------------------------------------------------------------------
   Quarterly              April, July, October and December       Equity I,
                                                                  Equity Q,
                                                                  Real Estate Securities,
                                                                  Short Duration Bond,
                                                                  Fixed Income I,
                                                                  Fixed Income III and
                                                                  Select Value Funds
   Annually               Mid-December                            International,
                                                                  Emerging Markets,
                                                                  Equity II and
                                                                  Select Growth Funds

   Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

   Expenses

   The Funds will pay their own expenses other than those expressly assumed by Russell Investment Management Company ("RIMCo" or "Adviser"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

   Class Allocation

   The Funds presented herein offer the following classes of shares: Class C, Class E, Class I, Class S and Class Y. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   Foreign Currency Translations

   The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

   (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

   (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

   Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign

                                              Notes to Financial Statements  235

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

   The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

   Capital Gains Taxes

   The International Fund and Emerging Markets Fund may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds have recorded a deferred tax liability in respect of the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2006. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Asset and Liabilities for the Funds. The amounts related to capital gains taxes are included in net realized gain
   (loss) on investments in the Statements of Operations for the Funds.

                                          DEFERRED TAX   CAPITAL GAINS
                   FUNDS                   LIABILITY         TAXES
   -------------------------------------------------------------------
   International                          $    10,672     $    11,909
   Emerging Markets                         1,303,228       1,117,018

   Derivatives

   To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, swaptions, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

   The Funds typically use derivatives in two ways: hedging and return enhancement. The Funds may use a hedging strategy for their cash reserves to achieve a strategy of being fully invested by exposing those reserves to the performance of appropriate markets by purchasing equity or fixed income securities, as appropriate, and/or derivatives. Hedging is also used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   Foreign Currency Exchange Contracts

   In connection with portfolio purchases and sales of securities denominated in a foreign currency, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The International Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the International, Emerging Markets, Short Duration Bond, Fixed Income I and Fixed Income III Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at October 31, 2006, are presented on the Schedule of Investments for the applicable Funds.

   Forward Commitments

   The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds

 236  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

   Loan Agreements

   The Fixed Income I Fund and Fixed Income III Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the period ended October 31, 2006, there were no unfunded loan commitments in the Fixed Income I Fund or Fixed Income III Fund.

   Options

   The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

   When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

   Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

   The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

   Futures Contracts

   The Funds presented herein may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial

                                              Notes to Financial Statements  237

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of October 31, 2006, included in the Statement of Assets and Liabilities, the International Fund had cash collateral balances of $3,630,264 and Fixed Income III Fund had cash collateral balances of $104,806 in connection with futures contracts purchased (sold).

   Swap Agreements

   The Funds may enter into several different types of agreements including interest rate, index, credit default and currency swaps.

   The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Funds' investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e. a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties.

   The Short Duration Bond, Fixed Income I, Fixed Income III and International Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

   Interest rate swaps are a counterparty agreement and can be customized to meet each parties needs and involves the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

   The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

   Short Sales

   The Equity Q Fund may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

 238  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker's benefit at the Fund's custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will:
   (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short). As of October 31, 2006, $212,825,024 was held as collateral.

   Investments in Emerging Markets

   Investing in emerging markets may involve special risks and considerations for the Emerging Markets Fund and International Fund not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

   Guarantees

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

   Mortgage-Related and Other Asset-Backed Securities

   The Fund may invest in mortgage or other asset-backed securities. Theses securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

   One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). Payments received for the IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

   Inflation-Indexed Bonds

   The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

                                              Notes to Financial Statements  239

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

   Securities

   During the period ended October 31, 2006, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

         FUNDS                PURCHASES             SALES
---------------------------------------------------------------
Equity I                  $   1,544,730,298   $   1,306,908,564
Equity II                       953,048,065       1,064,533,669
Equity Q                      1,663,689,464       1,606,816,070
International                 1,392,806,011       1,685,944,148
Fixed Income I                1,121,651,721         903,462,758
Fixed Income III              1,341,687,273       1,067,657,848

---------------------------------------------------------------
         FUNDS                PURCHASES             SALES
Emerging Markets          $     708,055,661   $     669,426,536
Real Estate Securities          836,281,515         857,200,817
Short Duration Bond             559,999,439         621,526,376
Select Growth                   256,873,072         266,151,384
Select Value                    313,994,264         312,353,848

   Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

                   FUNDS                       PURCHASES               SALES
   --------------------------------------------------------------------------------
   Fixed Income I                         $       768,687,647   $       749,593,487
   Fixed Income III                               549,930,550           594,655,403
   Short Duration Bond                            395,895,466           434,294,615

   Written Options Contracts

   Transactions in written options contracts for the period ended October 31, 2006 for the following Funds were as follows:

                                                     INTERNATIONAL FUND                           FIXED INCOME I FUND
                                         ------------------------------------------    ------------------------------------------
                                              NUMBER OF              PREMIUMS               NUMBER OF              PREMIUMS
                                              CONTRACTS              RECEIVED               CONTRACTS              RECEIVED
   ------------------------------------------------------------------------------------------------------------------------------
   Outstanding October 31, 2005                           21    $            81,235                    272    $           121,622
   Opened                                              1,165              5,681,901                  1,662                665,037
   Closed                                               (960)            (4,721,170)                  (804)              (404,891)
   Expired                                               (12)               (73,905)                  (556)              (173,588)
                                         -------------------    -------------------    -------------------    -------------------
   Outstanding October 31, 2006                          214    $           968,061                    574    $           208,180
                                         ===================    ===================    ===================    ===================

                                                   FIXED INCOME III FUND                         EMERGING MARKETS FUND
                                         ------------------------------------------    ------------------------------------------
                                              NUMBER OF              PREMIUMS               NUMBER OF              PREMIUMS
                                              CONTRACTS              RECEIVED               CONTRACTS              RECEIVED
   ------------------------------------------------------------------------------------------------------------------------------
   Outstanding October 31, 2005                          182    $           174,564                    286    $           723,862
   Opened                                              1,203              1,002,423                  3,764              4,942,625
   Closed                                               (556)              (324,689)                (3,424)            (4,838,058)
   Expired                                              (419)              (197,989)                    --                     --
                                         -------------------    -------------------    -------------------    -------------------
   Outstanding October 31, 2006                          410    $           654,309                    626    $           828,429
                                         ===================    ===================    ===================    ===================

                                                      SHORT DURATION BOND FUND
                                             ------------------------------------------
                                                  NUMBER OF              PREMIUMS
                                                  CONTRACTS              RECEIVED
   ------------------------------------------------------------------------------------
   Outstanding October 31, 2005                              160    $           321,656
   Opened                                                    267                795,465
   Closed                                                     (4)               (69,050)
   Expired                                                    (8)              (274,756)
                                             -------------------    -------------------
   Outstanding October 31, 2006                              415    $           773,315
                                             ===================    ===================

 240  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Securities Lending

   The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in money market funds is included in the Schedules of Investments. The collateral received is recorded on a lending Fund's statement of assets and liabilities along with the related obligation to return the collateral.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

   As of October 31, 2006, the non-cash collateral received for the securities on loan in the following funds was:

                                                 NON-CASH
                                                COLLATERAL                    NON-CASH
                   FUNDS                          VALUE                  COLLATERAL HOLDING
   ----------------------------------------------------------------------------------------------
                                                                            Pool of US Government
   International                          $            2,170,942                       Securities

4. RELATED PARTIES

   Adviser and Administrator

   RIMCo advises and administers all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Russell Investment Group (a subsidiary of The Northwestern Mutual Life Insurance Company). Russell Investment Group provides money manager evaluation services to RIMCo.

   The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses), and also may invest a portion of the collateral received from the Investment Company's securities lending program in the Investment Company's Money Market Fund (one of the Funds of the Investment Company not presented herein). As of October 31, 2006, $735,165,704 of the Money Market Fund's net assets represents investment by the Funds presented herein, and $1,303,089,403 represents investment of other RIC Funds not presented herein.

   Effective August 1, 2006, the funds adopted new rules under the Investment Company Act of 1940 that addresses the ability of an investment company ("fund") to acquire shares of another fund. As of this date, the Adviser has agreed to rebate back to the Funds, fees in the amount that was permitted to invest their cash reserves (cash awaiting investment and collateral received from the Securities Lending Program). The amounts are as follows:

                 FUNDS                        AMOUNT
----------------------------------------------------------
Equity I                                 $          32,418
Equity II                                           17,102
Equity Q                                            13,030
International                                       52,062
Fixed Income I                                      44,599
Fixed Income III                                    41,600

----------------------------------------------------------
                 FUNDS                        AMOUNT
Emerging Markets                         $          16,143
Real Estate Securities                              26,316
Short Duration Bond                                 19,010
Select Growth                                        3,933
Select Value                                         7,879

                                              Notes to Financial Statements  241

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   The advisory and administrative fees are based upon the average daily net assets of each Fund and the rates specified in the table below. The advisory and administrative fees are payable monthly and total $75,938,495 and $6,008,085.13 respectively, for the period ended October 31, 2006.

                                         ANNUAL RATE
                               -------------------------------
            FUNDS                 ADVISER       ADMINISTRATOR
--------------------------------------------------------------
Equity I                             .55%             .05%
Equity II                            .70              .05
Equity Q                             .55              .05
International                        .70              .05
Fixed Income I                       .25              .05
Fixed Income III                     .50              .05

--------------------------------------------------------------
                                         ANNUAL RATE
                               -------------------------------
            FUNDS                 ADVISER       ADMINISTRATOR
Emerging Markets                    1.15%             .05%
Real Estate Securities               .80              .05
Short Duration Bond                  .45              .05
Select Growth                        .80              .05
Select Value                         .70              .05

   For the Equity I, Equity II, Equity Q, International, Fixed Income I and Fixed Income III Funds, RIMCo has contractually agreed to waive 0.02% of its administrative fees. The total amount of the waiver for the period ended October 31, 2006 was $1,497,117.

   For the Select Growth Fund, RIMCo has contractually agreed to waive, at least until February 28, 2007, up to the full amount of its transfer agency fees, administrative fees, and advisory fees to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory or administrative fees is required for any class of shares of the Fund, advisory or administrative fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expense for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. The total amount of the waiver for the period ended October 31, 2006 was $234,128. There were no contractual reimbursements for the period ended October 31, 2006

   For the Select Value Fund, RIMCo has contractually agreed to waive, at least until February 28, 2007, up to the full amount of its transfer agency fees, administrative fees, and advisory fees to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory or administrative fees is required for any class of shares of the Fund, advisory or administrative fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expense for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. There were no waivers or contractual reimbursements for the period ended October 31, 2006.

   The Adviser does not have the ability to recover amounts waived or reimbursed from previous periods.
   Custodian

   The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period ended October 31, 2006, the Fund's custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statement of
   Operations:

                                          AMOUNT
               FUNDS                       PAID
------------------------------------------------------
Equity I                             $           5,383
Equity II                                        4,080
Equity Q                                         3,240
International                                    4,693
Fixed Income I                                  40,990
Fixed Income III                                40,796

------------------------------------------------------
                                          AMOUNT
               FUNDS                       PAID
Emerging Markets                     $          16,797
Real Estate Securities                           5,727
Short Duration Bond                             37,100
Select Growth                                    1,274
Select Value                                       913

   Transfer Agent

   RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo retains a portion of this fee for its services

 242  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds presented herein for the period ended October 31, 2006 were $11,314,245.

   Distributor and Shareholder Servicing

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to Russell Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of RIMCo, or any Selling Agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of a Fund's Class C shares on an annual basis.

   In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund's Class C and Class E shares on an annual basis.

   Pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"), the asset-based sales charges on Shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the NASD.

   Brokerage Commissions

   The Funds will effect transactions through Russell Implementation Services, Inc. ("RIS") and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers, (ii) to generate commission rebates to the Funds on whose behalf the trades were made, (iii) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (iv) to execute portfolio securities transactions selected by money managers. Effective January 1, 2006, the Funds began transitioning trades used to obtain research services and to generate commission rebates from RIS and LJR (as defined and described more fully below). During the transition, some of these trades may continue to be executed through RIS. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds' money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through RIS and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through RIS based upon asset class, investment style and other factors. Research services provided to RIMCo by RIS or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by non-affiliated brokers.

   Effective January 1, 2006, the Funds began effecting transactions though Lynch, Jones & Ryan, Inc. ("LJR") and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds' money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will be generally obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

                                              Notes to Financial Statements  243

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   RIS, LJR or other brokers also may rebate to the Funds a portion of commissions earned on certain trading by the Funds through RIS, LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo's research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

   Amounts retained by RIS for the period ended October 31, 2006 were as follows:

              FUNDS                    AMOUNT
-------------------------------------------------
Equity I                           $        9,682
Equity II                                   4,272
Equity Q                                    1,006
Emerging Markets                            3,174

              FUNDS                    AMOUNT
-------------------------------------------------
International                      $        9,334
Real Estate Securities                      1,587
Select Growth                                 944
Select Value                                2,601

   Additionally, the Fund paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Adviser.

   Accrued fees payable to affiliates as of October 31, 2006 were as follows:

                                                                                                 FIXED          FIXED
                                 EQUITY I       EQUITY II      EQUITY Q      INTERNATIONAL     INCOME I      INCOME III
   ---------------------------------------------------------------------------------------------------------------------
   Advisory fees                $   758,500    $   368,824    $   770,976     $ 1,084,897     $   300,941    $   356,227
   Administration fees               41,372         15,804         42,040          46,473          36,080         21,373
   Distribution fees                     --             --             --              --              --             --
   Shareholder servicing
      fees                            9,153          8,352         11,781          11,809           6,545          2,111
   Transfer agent fees              139,589         82,348        152,887         122,334          74,843        123,471
   Trustee fees                       3,903          2,001          4,389           5,381           3,774          1,911
                                -----------    -----------    -----------     -----------     -----------    -----------
                                $   952,517    $   477,329    $   982,073     $ 1,270,894     $   422,183    $   505,093
                                ===========    ===========    ===========     ===========     ===========    ===========

                               EMERGING
                                MARKETS
   -------------------------
   Advisory fees              $ 1,106,525
   Administration fees             48,111
   Distribution fees               28,093
   Shareholder servicing
      fees                         15,071
   Transfer agent fees            366,102
   Trustee fees                     2,959
                              -----------
                              $ 1,566,861
                              ===========

                                                  SHORT
                                REAL ESTATE     DURATION        SELECT         SELECT
                                SECURITIES        BOND          GROWTH          VALUE
   -------------------------------------------------------------------------------------
   Advisory fees                $ 1,374,607    $   433,288    $   118,708    $   253,189
   Administration fees               85,913         48,143          7,278         17,674
   Distribution fees                 69,000         13,854          6,181         16,753
   Shareholder servicing
      fees                           34,998         10,198          3,448          7,842
   Transfer agent fees              597,174        187,876         37,674        122,534
   Trustee fees                       4,774          3,443            563          1,083
                                -----------    -----------    -----------    -----------
                                $ 2,166,466    $   696,802    $   173,852    $   419,075
                                ===========    ===========    ===========    ===========

   Board of Trustees

   The Russell Fund Complex consists of Russell Investment Company, which has 34 Funds, and Russell Investment Funds ("RIF"), which has five Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 ($5,000 prior to January 1, 2006) for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees' out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair and Investment Committee chair were each paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

 244  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

5. FEDERAL INCOME TAXES

   At October 31, 2006, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

                  FUNDS                     10/31/07           10/31/08           10/31/09           10/31/10
   --------------------------------------------------------------------------------------------------------------
   Fixed I                              $             --   $             --   $             --   $             --
   Fixed III                                          --                 --                 --                 --
   Short Duration Bond                                --                 --                 --                 --
   Select Growth                                      --                 --                 --          9,306,293
   Select Value                                3,596,153            451,724          2,362,680            362,611

                FUNDS                    10/31/11           10/31/12           10/31/13           10/31/14            TOTALS
   ------------------------------------------------------------------------------------------------------------------------------
   Fixed I                           $             --   $             --   $      3,855,225   $     14,386,926   $     18,242,151
   Fixed III                                       --                 --                 --          5,108,237          5,108,237
   Short Duration Bond                             --                 --         10,268,501          7,439,440         17,707,941
   Select Growth                              263,497                 --                 --                 --          9,569,790
   Select Value                                    --                 --                 --                 --          6,773,168

   Select Value Fund had a capital loss carryforward of $6,773,168 that it acquired from the Equity Income Fund and Equity III Fund of which $3,596,153, $451,724, $2,362,680, and $362,611 will expire on October 31 of the years 2007, 2008, 2009 and 2010, respectively. This capital loss carryforward can be utilized at a pace of up to $5,101,116 each year with any unused capital loss annual limitation carried over to each succeeding year or until its respective expiration dates, whichever occurs first.

   At October 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                    EQUITY I              EQUITY II             EQUITY Q
   -----------------------------------------------------------------------------------------------------------
   Cost of Investments                         $     1,554,821,868   $       771,623,246   $     1,510,402,848
                                               ===================   ===================   ===================
   Unrealized Appreciation                     $       232,406,005   $        91,820,799   $       277,255,474
   Unrealized Depreciation                             (18,134,092)          (14,230,493)          (12,909,198)
                                               -------------------   -------------------   -------------------
   Net Unrealized Appreciation
      (Depreciation)                           $       214,271,913   $        77,590,306   $       264,346,276
                                               ===================   ===================   ===================
   Undistributed Ordinary Income               $        15,009,026   $        30,883,979   $        20,059,421
   Undistributed Long-Term Capital Gains
      (Capital Loss Carryforward)              $        59,754,675   $        93,205,974   $        99,844,953
   Tax Composition of Distributions:
   Ordinary Income                             $        17,825,827   $        33,618,594   $        17,864,386
   Long-Term Capital Gains                     $        46,446,332   $       126,144,248   $        34,568,605

                                              Notes to Financial Statements  245

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

                                                                       FIXED                 FIXED               EMERGING
                                             INTERNATIONAL           INCOME I             INCOME III              MARKETS
   ----------------------------------------------------------------------------------------------------------------------------
   Cost of Investments                    $     1,768,943,664   $     1,902,643,611   $     1,052,451,595   $       923,845,118
                                          ===================   ===================   ===================   ===================
   Unrealized Appreciation                $       366,816,453   $         3,558,603   $        11,256,803   $       313,736,516
   Unrealized Depreciation                        (14,644,809)           (2,788,957)           (5,848,887)          (14,076,728)
                                          -------------------   -------------------   -------------------   -------------------
   Net Unrealized Appreciation
      (Depreciation)                      $       352,171,644   $           769,646   $         5,407,916   $       299,659,788
                                          ===================   ===================   ===================   ===================
   Undistributed Ordinary Income          $       108,251,298   $         5,978,144   $         4,073,037   $        63,170,225
   Undistributed Long-Term Capital Gains
      (Capital Loss Carryforward)         $       132,749,055   $       (18,242,151)  $        (5,108,237)  $       121,612,014
   Tax Composition of Distributions:
   Ordinary Income                        $        34,206,634   $        61,268,682   $        32,064,991   $        21,103,981
   Long-Term Capital Gains                $                --   $                --   $           814,029   $        21,459,465

                                              REAL ESTATE         SHORT DURATION            SELECT                SELECT
                                              SECURITIES               BOND                 GROWTH                 VALUE
   ----------------------------------------------------------------------------------------------------------------------------
   Cost of Investments                    $     1,489,793,978   $     1,185,944,875   $       189,600,717   $       401,096,721
                                          ===================   ===================   ===================   ===================
   Unrealized Appreciation                $       817,208,344   $         2,681,451   $        23,189,835   $        73,765,657
   Unrealized Depreciation                           (494,429)           (8,852,770)           (2,898,908)           (5,392,208)
                                          -------------------   -------------------   -------------------   -------------------
   Net Unrealized Appreciation
      (Depreciation)                      $       816,713,915   $        (6,171,319)  $        20,290,927   $        68,373,449
                                          ===================   ===================   ===================   ===================
   Undistributed Ordinary Income          $        42,496,827   $         4,129,419                    --   $         4,542,778
   Undistributed Long-Term Capital Gains
      (Capital Loss Carryforward)         $       128,286,813   $       (17,707,941)  $        (9,569,790)  $        20,555,040
   Tax Composition of Distributions:
   Ordinary Income                        $        66,623,117   $        41,678,386   $            43,635   $        10,510,791
   Long-Term Capital Gains                $       123,352,626   $                --   $                --   $        14,164,436

 246  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands)

   Share transactions for the periods ended October 31, 2006 and October 31, 2005 were as follows:

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   EQUITY I                                       -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 263                 221   $           8,376   $           6,621
      Proceeds from reinvestment of
         distributions                                           55                   9               1,712                 273
      Payments for shares redeemed                             (231)               (210)             (7,368)             (6,297)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    87                  20               2,720                 597
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               9,825               8,645             312,190             259,820
      Proceeds from reinvestment of
         distributions                                        1,281                 245              39,812               7,308
      Payments for shares redeemed                           (5,185)             (7,415)           (165,203)           (222,656)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 5,921               1,475             186,799              44,472
                                                  -----------------   -----------------   -----------------   -----------------
      Class Y
      Proceeds from shares sold                               5,080               7,895             161,090             236,439
      Proceeds from reinvestment of
         distributions                                          587                  74              18,254               2,220
      Payments for shares redeemed                           (1,702)               (672)            (54,487)            (20,336)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 3,965               7,297             124,857             218,323
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               9,973               8,792   $         314,376   $         263,392
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   EQUITY II                                      -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 255                 393   $           8,418   $          14,775
      Proceeds from reinvestment of
         distributions                                          276                 280               8,487              10,503
      Payments for shares redeemed                             (267)             (1,816)             (9,140)            (70,496)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   264              (1,143)              7,765             (45,218)
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               3,370               2,746             111,637             103,743
      Proceeds from reinvestment of
         distributions                                        3,732               2,231             115,212              83,814
      Payments for shares redeemed                           (6,231)             (9,217)           (212,586)           (354,333)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   871              (4,240)             14,263            (166,776)
                                                  -----------------   -----------------   -----------------   -----------------
      Class Y
      Proceeds from shares sold                                 703                 279              23,138              10,549
      Proceeds from reinvestment of
         distributions                                          949                 576              29,288              21,634
      Payments for shares redeemed                           (1,319)             (1,991)            (42,262)            (78,873)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   333              (1,136)             10,164             (46,690)
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               1,468              (6,519)  $          32,192   $        (258,684)
                                                  =================   =================   =================   =================

                                              Notes to Financial Statements  247

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   EQUITY Q                                       -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 279                 261   $          10,343   $           9,027
      Proceeds from reinvestment of
         distributions                                           42                  13               1,520                 465
      Payments for shares redeemed                             (197)               (429)             (7,316)            (14,801)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   124                (155)              4,547              (5,309)
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               7,699               7,174             285,272             247,602
      Proceeds from reinvestment of
         distributions                                          956                 347              34,689              11,995
      Payments for shares redeemed                           (6,781)            (10,375)           (250,417)           (359,044)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,874              (2,854)             69,544             (99,447)
                                                  -----------------   -----------------   -----------------   -----------------
      Class Y
      Proceeds from shares sold                               2,560               3,055              94,502             105,804
      Proceeds from reinvestment of
         distributions                                          359                 123              13,053               4,261
      Payments for shares redeemed                           (2,536)             (3,990)            (94,940)           (137,390)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   383                (812)             12,615             (27,325)
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               2,381              (3,821)  $          86,706   $        (132,081)
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   INTERNATIONAL                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 222                 224   $          10,312   $           8,539
      Proceeds from reinvestment of
         distributions                                           15                  18                 660                 661
      Payments for shares redeemed                             (242)               (226)            (11,388)             (8,801)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    (5)                 16                (416)                399
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               6,444               7,381             299,460             282,241
      Proceeds from reinvestment of
         distributions                                          448                 492              19,185              18,116
      Payments for shares redeemed                           (6,655)             (6,054)           (306,159)           (232,553)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   237               1,819              12,486              67,804
                                                  -----------------   -----------------   -----------------   -----------------
      Class Y
      Proceeds from shares sold                               2,403               1,984             104,918              76,142
      Proceeds from reinvestment of
         distributions                                          241                 231              10,306               8,518
      Payments for shares redeemed                           (9,682)             (1,677)           (438,147)            (63,995)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                (7,038)                538            (322,923)             20,665
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              (6,806)              2,373   $        (310,853)  $          88,868
                                                  =================   =================   =================   =================

 248  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   FIXED INCOME I                                 -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 357                 402   $           7,369   $           8,595
      Proceeds from reinvestment of
         distributions                                           61                  75               1,240               1,577
      Payments for shares redeemed                             (333)               (307)             (6,851)             (6,532)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    85                 170               1,758               3,640
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                              10,020              10,527             206,675             223,287
      Proceeds from reinvestment of
         distributions                                        1,534               1,952              31,405              41,098
      Payments for shares redeemed                           (9,708)             (8,864)           (200,070)           (188,125)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,846               3,615              38,010              76,260
                                                  -----------------   -----------------   -----------------   -----------------
      Class Y
      Proceeds from shares sold                              11,112               6,643             230,209             141,569
      Proceeds from reinvestment of
         distributions                                        1,159                 932              23,717              19,628
      Payments for shares redeemed                           (5,062)             (1,398)           (104,293)            (29,605)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 7,209               6,177             149,633             131,592
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               9,140               9,962   $         189,401   $         211,492
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   FIXED INCOME III                               -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 762                 306   $           7,952   $           3,272
      Proceeds from reinvestment of
         distributions                                           35                  24                 357                 252
      Payments for shares redeemed                             (241)               (143)             (2,496)             (1,522)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   556                 187               5,813               2,002
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                              30,479              22,321             315,658             236,687
      Proceeds from reinvestment of
         distributions                                        2,658               1,827              27,355              19,196
      Payments for shares redeemed                          (15,729)            (13,578)           (162,997)           (144,251)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                17,408              10,570             180,016             111,632
                                                  -----------------   -----------------   -----------------   -----------------
      Class Y
      Proceeds from shares sold                               6,022               3,827              62,563              41,100
      Proceeds from reinvestment of
         distributions                                          268                  68               2,762                 720
      Payments for shares redeemed                             (471)                (35)             (4,849)               (374)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 5,819               3,860              60,476              41,446
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              23,783              14,617   $         246,305   $         155,080
                                                  =================   =================   =================   =================

                                              Notes to Financial Statements  249

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   EMERGING MARKETS                               -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 600                 720   $          11,923   $          10,819
      Proceeds from reinvestment of
         distributions                                           79                   6               1,405                  79
      Payments for shares redeemed                             (585)               (330)            (11,516)             (4,983)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    94                 396               1,812               5,915
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 483                 368               9,842               5,846
      Proceeds from reinvestment of
         distributions                                           50                  13                 907                 190
      Payments for shares redeemed                             (354)               (384)             (7,160)             (6,138)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   179                  (3)              3,589                (102)
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                              13,204               9,775             265,826             151,220
      Proceeds from reinvestment of
         distributions                                        2,101                 632              38,232               9,268
      Payments for shares redeemed                          (11,478)             (6,853)           (233,599)           (107,297)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 3,827               3,554              70,459              53,191
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               4,100               3,947   $          75,860   $          59,004
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   REAL ESTATE SECURITIES                         -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 360                 529   $          17,358   $          23,052
      Proceeds from reinvestment of
         distributions                                          209                 135               9,190               5,811
      Payments for shares redeemed                             (380)               (304)            (18,551)            (13,369)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   189                 360               7,997              15,494
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 334                 398              16,642              17,861
      Proceeds from reinvestment of
         distributions                                          109                  73               4,891               3,199
      Payments for shares redeemed                             (258)               (283)            (12,859)            (12,674)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   185                 188               8,674               8,386
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               6,471               8,037             317,576             355,555
      Proceeds from reinvestment of
         distributions                                        3,663               1,955             166,170              85,775
      Payments for shares redeemed                           (7,539)             (6,187)           (368,134)           (277,213)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 2,595               3,805             115,612             164,117
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               2,969               4,353   $         132,283   $         187,997
                                                  =================   =================   =================   =================

 250  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   SHORT DURATION BOND                            -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 287                 617   $           5,330   $          11,614
      Proceeds from reinvestment of
         distributions                                           32                  27                 599                 502
      Payments for shares redeemed                             (774)             (1,036)            (14,409)            (19,514)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                  (455)               (392)             (8,480)             (7,398)
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 363                 320               6,787               6,052
      Proceeds from reinvestment of
         distributions                                           44                  27                 821                 521
      Payments for shares redeemed                             (306)               (232)             (5,701)             (4,389)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   101                 115               1,907               2,184
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                              14,343              16,712             267,444             315,510
      Proceeds from reinvestment of
         distributions                                        2,054               1,504              38,127              28,236
      Payments for shares redeemed                          (19,246)            (15,698)           (359,185)           (296,234)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                (2,849)              2,518             (53,614)             47,512
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              (3,203)              2,241   $         (60,187)  $          42,298
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   SELECT GROWTH                                  -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 403                 527   $           3,166   $           3,803
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                             (253)               (300)             (1,970)             (2,175)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   150                 227               1,196               1,628
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 322                 110               2,672                 810
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                              (71)               (375)               (575)             (2,825)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   251                (265)              2,097              (2,015)
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               3,901               7,135              32,598              54,091
      Proceeds from reinvestment of
         distributions                                            5                  --                  41
      Payments for shares redeemed                           (7,298)             (1,314)            (59,655)             (9,983)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                (3,392)              5,821             (27,016)             44,108
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               4,481               3,690              36,926              27,958
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                           (3,241)             (3,612)            (26,401)            (27,581)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,240                  78              10,525                 377
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              (1,751)              5,861   $         (13,198)  $          44,098
                                                  =================   =================   =================   =================

                                              Notes to Financial Statements  251

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   SELECT VALUE                                   -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 407                 599   $           4,719   $           6,615
      Proceeds from reinvestment of
         distributions                                          110                   3               1,226                  31
      Payments for shares redeemed                             (298)               (375)             (3,508)             (4,176)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   219                 227               2,437               2,470
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 219                 195               2,586               2,201
      Proceeds from reinvestment of
         distributions                                           51                   7                 582                  79
      Payments for shares redeemed                             (179)               (326)             (2,117)             (3,702)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    91                (124)              1,051              (1,422)
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               2,050               3,950              24,190              44,387
      Proceeds from reinvestment of
         distributions                                          766                 123               8,716               1,384
      Payments for shares redeemed                           (4,301)             (2,165)            (49,514)            (24,171)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                (1,485)              1,908             (16,608)             21,600
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               5,847               5,202              69,086              58,345
      Proceeds from reinvestment of
         distributions                                        1,143                 168              12,991               1,876
      Payments for shares redeemed                           (4,328)             (4,888)            (50,740)            (55,329)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 2,662                 482              31,337               4,892
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               1,487               2,493   $          18,217   $          27,540
                                                  =================   =================   =================   =================

7. LINE OF CREDIT

   The Investment Company has a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Investment Company is charged an annual commitment fee of .125% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Funds. Interest is calculated at the Federal Fund Rate plus .50% annually. The Investment Company's Funds may borrow up to a maximum of 33.33% of the value of their net assets under the agreement. The agreement will expire December 20, 2006 and will not be renewed at that time. The Funds did not have any drawdowns for the period ended October 31, 2006.

8. INTERFUND LENDING PROGRAM

   The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the Funds may borrow money from the RIC Money Market Fund for Temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity of additional borrowing costs. Miscellaneous expense on the Statement of Operations for Select Growth Fund includes $12,164 paid under the Interfund Lending Program for the period ending October 31, 2006.

 252  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

9. RECORD OWNERSHIP

   As of October 31, 2006, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective
   Fund:

   FUND                                    # OF SHAREHOLDERS             %
   --------------------------------------------------------------------------------
   Equity I                                        1                   32.4
   Equity II                                       1                   33.8
   Equity Q                                        1                   35.3
   International                                   1                   36.5
   Fixed Income I                                  1                   17.9
   Fixed Income III                                1                   46.7
   Emerging Markets                                3                   48.1
   Real Estate Securities                          2                   31.2
   Short Duration Bond                             3                   66.0
   Select Growth                                   1                   34.3
   Select Value                                    1                   30.5

10. RESTRICTED SECURITIES

   Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

   A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

                                              Notes to Financial Statements  253

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund's Schedule of Investments.

                                                              PRINCIPAL                              COST          MARKET VALUE
         FUND - % OF NET ASSETS            ACQUISITION        AMOUNT ($)      COST PER UNIT         (000)             (000)
               SECURITIES                      DATE           OR SHARES             $                 $                 $
   -----------------------------------------------------------------------------------------------------------------------------
   Fixed Income I Fund - 1.3%
   Aames Mortgage Investment Trust              09/08/05           919,365             99.98               919               920
   Aiful Corp.                                  08/03/05           300,000             98.81               296               292
   ASIF Global Financing                        05/18/05            50,000             99.78                50                49
   Citigroup Mortgage Loan Trust,
      Inc.                                      10/18/06         2,100,000             99.92             2,098             2,100
   Corp. Nacional del Cobre de Chile            10/19/06           100,000             99.30                99               102
   Countrywide Home Loan Mortgage Pass
      Through Trust                             09/21/05         1,323,073            100.00             1,323             1,330
   DG Funding Trust                             11/04/03               152         10,575.58             1,607             1,618
   Glitnir Banki HF                             06/12/06           450,000             99.92               450               464
   Glitnir Banki HF                             07/21/06           270,000            100.00               270               278
   ILFC E-Capital Trust II                      09/12/06           290,000             99.55               289               294
   Kaupthing Bank Hf                            10/03/06           100,000             99.48                99               100
   Kaupthing Bank Hf                            05/12/06         1,250,000             99.49             1,244             1,332
   Mastr Reperforming Loan Trust                03/09/05           686,114            102.31               702               688
   Owens Corning, Inc.                          10/26/06           725,000             99.73               723               737
   RAAC Series                                  05/08/06         1,267,287            100.00             1,267             1,269
   Rabobank Capital Funding II                  05/23/05            20,000            101.80                20                20
   Rabobank Capital Funding Trust               05/19/05            40,000            100.77                40                39
   Resona Preferred Global Securities
      Cayman, Ltd.                              07/20/05           300,000            100.90               303               315
   Shinsei Finance Cayman, Ltd.                 02/16/06           400,000            100.00               400               402
   Sigma Finance, Inc.                          07/26/06           690,000            100.00               690               690
   TNK-BP Finance SA                            07/13/06           400,000             99.82               399               419
   Truman Capital Mortgage Loan Trust           07/27/06         1,844,656            100.00             1,845             1,845
   WEA Finance LLC/WCI Finance LLC              09/21/06         1,820,000             99.77             1,816             1,823
   Wells Fargo Home Equity Trust                09/28/06           838,742            100.04               839               839
                                                                                                                  --------------
                                                                                                                          17,965
                                                                                                                  ==============
   Fixed Income III Fund - 1.1%
   BNP Paribas Capital Trust                    10/24/00           850,000            112.22               954               958
   DG Funding Trust                             11/04/03               118         10,587.51             1,249             1,256
   DNB Nor Bank ASA                             10/05/06         2,000,000            100.00             2,000             1,999
   Embraer Overseas, Ltd.                       10/20/06           100,000             99.29                99               100
   Glitnir Banki HF                             06/12/06           310,000            100.00               310               320
   Great West Life & Annuity Insurance
      Co.                                       09/29/06           225,000            103.80               234               237
   Host Hotels & Resorts, LP                    10/27/06           150,000             99.25               149               151
   Majapahit Holding BV                         10/11/06           135,000             99.39               134               137
   Mid-State Trust                              10/27/06           560,000            100.00               560               560
   Plains All American Pipeline,
      LP/PAA Finance Corp.                      10/23/06           130,000             99.17               129               133
   Ras Laffan Liquefied Natural Gas
      Co., Ltd. II                              08/04/05           615,000             98.12               603               593
   Resona Bank, Ltd.                            09/08/05           930,000             99.25               923               911
   SB Treasury Co. LLC                          02/06/98           650,000            106.82               694               689
   SBI Heloc Trust                              09/28/06           400,000            100.00               400               400
   Unicredit Luxembourg Finance SA              10/17/06           375,000            100.00               375               375

 254  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

                                                              PRINCIPAL                              COST          MARKET VALUE
         FUND - % OF NET ASSETS            ACQUISITION        AMOUNT ($)      COST PER UNIT         (000)             (000)
               SECURITIES                      DATE           OR SHARES             $                 $                 $
   -----------------------------------------------------------------------------------------------------------------------------
   VTB Capital SA                               10/27/06         1,545,000            100.00             1,545             1,545
   Wells Fargo Home Equity Trust                09/28/06           668,309            100.04               669               668
   West Corp.                                   10/16/06           445,000             99.90               445               444
                                                                                                                  --------------
                                                                                                                          11,476
                                                                                                                  ==============
   Emerging Markets Fund - 0.3%
   NovaTek OAO                                  07/21/05            54,900             22.13             1,215             3,184
                                                                                                                  --------------
                                                                                                                           3,184
                                                                                                                  ==============
   Short Duration Fund - 1.1%
   ASIF Global Financing                        10/25/06         2,984,000             98.46             2,938             2,938
   DG Funding Trust                             11/04/03               219         10,537.12             2,308             2,331
   Principal Life Global Funding I              10/25/06         1,250,000             97.62             1,220             1,219
   SBI Heloc Trust                              09/28/06           700,000            100.00               700               700
   Unicredit Luxembourg Finance SA              10/17/06         3,900,000            100.00             3,900             3,899
   VTB Capital SA                               10/27/06           700,000            100.00               700               700
   Wells Fargo Home Equity Trust                09/28/06         1,258,112            100.04             1,259             1,258
                                                                                                                  --------------
                                                                                                                          13,045
                                                                                                                  ==============

   Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

                                              Notes to Financial Statements  255

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

11. DIVIDENDS

   On December 12, 2006, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income and capital gains, respectively, payable on December 15, 2006 to shareholders on record December 13, 2006

                                            NET INVESTMENT          SHORT-TERM             LONG-TERM
   FUNDS                                        INCOME             CAPITAL GAINS         CAPITAL GAINS
   ------------------------------------------------------------------------------------------------------
   Equity I-Class E                       $            0.1096   $            0.2926   $            1.2125
   Equity I-Class I                                    0.1285                0.2926                1.2125
   Equity I-Class Y                                    0.1351                0.2926                1.2125
   Equity II-Class E                                       --                1.7266                5.2801
   Equity II-Class I                                   0.0408                1.7266                5.2801
   Equity II-Class Y                                   0.0746                1.7266                5.2801
   Equity Q-Class E                                    0.1339                0.4560                2.3883
   Equity Q-Class I                                    0.1620                0.4560                2.3883
   Equity Q-Class Y                                    0.1637                0.4560                2.3883
   International-Class E                               1.4068                1.5427                3.5200
   International-Class I                               1.5303                1.5427                3.5200
   International-Class Y                               1.5500                1.5427                3.5200
   Fixed Income I-Class E                              0.2695                    --                    --
   Fixed Income I-Class I                              0.2826                    --                    --
   Fixed Income I-Class Y                              0.2850                    --                    --
   Fixed Income III-Class E                            0.1311                    --                    --
   Fixed Income III-Class I                            0.1371                    --                    --
   Fixed Income III-Class Y                            0.1378                    --                    --
   Emerging Markets-Class C                            0.2532                0.7332                2.3047
   Emerging Markets-Class E                            0.4103                0.7332                2.3047
   Emerging Markets-Class S                            0.4634                0.7332                2.3047
   Real Estate Securities-Class C                          --                1.1244                3.6969
   Real Estate Securities-Class E                      0.0248                1.1244                3.6969
   Real Estate Securities-Class S                      0.0608                1.1244                3.6969
   Short Duration Bond-Class C                         0.1629                    --                    --
   Short Duration Bond-Class E                         0.1997                    --                    --
   Short Duration Bond-Class S                         0.2116                    --                    --
   Select Value-Class C                                0.0158                0.1337                0.6117
   Select Value-Class E                                0.0421                0.1337                0.6117
   Select Value-Class I                                0.0533                0.1337                0.6117
   Select Value-Class S                                0.0473                0.1337                0.6117

12. IN-KIND REDEMPTIONS

   The following Funds incurred a shareholder redemption substantially in-kind for the period ended October 31, 2006:

                                                DATE OF              REALIZED               MARKET
   FUND                                       REDEMPTION            GAIN (LOSS)              VALUE
   ------------------------------------------------------------------------------------------------------
   Equity II                                           8/7/06             6,351,240            31,017,972
   International                                      1/23/06            90,264,436           266,583,660
   International                                       8/7/06            28,530,174            82,921,093

 256  Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Russell Investment Company (formerly Frank Russell Investment Company):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity I Fund, Equity II Fund, Equity Q Fund, International Fund, Fixed Income I Fund, Fixed Income II Fund, Emerging Markets Fund, Real Estate Securities Fund, Short Duration Bond Fund, Select Growth Fund and Select Value Fund (eleven of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodians, brokers and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewatehouseCoopers LLP

Seattle, Washington
December 22, 2006

                    Report of Independent Registered Public Accounting Firm  257

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

TAX INFORMATION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
For the tax year ended October 31, 2006, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2006, the Funds hereby designate under
Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(l)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 mailed to you in January 2007 will show the tax status of all distributions paid to your account in calendar year 2006.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Equity I                                          76.8%
Equity II                                         11.8%
Equity Q                                          75.1%
International                                      0.0%
Fixed I                                            0.0%
Fixed III                                          0.0%
Emerging Markets                                   0.0%
Real Estate Securities                             0.0%
Short Duration Bond                                0.0%
Select Value                                      75.4%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2006:

Equity I                            $        46,446,332
Equity II                                   126,144,248
Equity Q                                     34,568,605
Fixed Income III                                814,029
Emerging Markets                             21,459,465
Real Estate Securities                      123,352,626
Select Value                                 14,164,436

Please consult a tax adviser for any questions about federal or state income tax laws.

The Emerging Markets Fund and International Fund paid foreign taxes of $3,400,832 and $3,497,789 and recognized $23,117,721 and $47,770,496 of foreign source income, respectively, during the taxable year ended October 31, 2006. Pursuant to Section 853 of the Internal Revenue Code, the Emerging Markets Fund and International Fund designates $0.0639 and $0.0956 per share of foreign taxes paid and $0.4341 and $1.3053 of gross income earned from foreign sources, respectively, in the taxable year ended October 31, 2006.

 258  Tax Information

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the "RIMCo Agreement") and the portfolio management contract with each Money Manager of the Funds (collectively, the "portfolio management contracts") at a meeting held on April 18, 2006. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds' shares, and the management of the Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds, including information requested by the Independent Trustees; (2) information (the "Third-Party Information") received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds ("Comparable Funds") not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds; and (3) an analysis of the Third-Party Information prepared by RIMCo (the "RIMCo Analysis" and, with the other information requested by the Independent Trustees or provided by RIMCo in connection with the Board's consideration of the portfolio management contracts, the "Agreement Renewal Information") addressing, among other things, performance and expense differentials between certain Funds and their respective Comparable Funds. The Independent Trustees also received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 17, 2006, the Independent Trustees met in person to review the Agreement Renewal Information in a private session with independent counsel at which no representatives of RIMCo or management were present. At the April 18 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analysis received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser's style and investment philosophy. RIMCo has engaged multiple Money Managers for all Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of certain Fund's assets as described below and otherwise exercises investment discretion over the portion of each Fund's assets that RIMCo determines not to allocate to the money managers and for each Fund's cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of a Fund during transitions between money managers.

RIMCo is responsible for selecting Money Managers for each Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo in accordance with the Fund's applicable investment objective, policies and restrictions (each, a "segment"). RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund's investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo's research and analysis, such actions are appropriate. RIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for a Fund in a complementary manner. Therefore, RIMCo's selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. The performance of individual Money Managers for a Fund may reflect the roles assigned to them by RIMCo in the Fund's investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light

                        Basis for Approval of Investment Advisory Contracts  259

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

of the foregoing, the overall performance of each Fund over appropriate periods reflects in great part the performance of RIMCo in designing the Fund's investment program, structuring Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board also considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo's role as the principal investment manager for each Fund, rather than the investment selection role of the Funds' Money Managers, and describe the manner in which the Funds operate so that investors may take the information into account when deciding to purchase shares of any such Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each such Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to conduct the manager-of-managers strategy of each such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1. The nature, scope and quality of the services provided to the Fund by RIMCo;

2. The advisory fee paid by the Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by RIMCo as to expenses incurred by the Fund; and

5. Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from each Fund.

At the April 18 Board meeting, RIMCo and management reviewed the reasonableness of the Funds' investment advisory fees. In discussing whether the Funds' performance supported these fees, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including strategies which seek to achieve a lower tracking error (i.e. the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower relative performance than that of some of their respective Comparable Funds. RIMCo stated that the strategies pursued by the Funds are intended to result in less volatile, more moderate returns relative to each Fund's performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

On the basis of the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo, at the April 18 Board meeting, the Board, in respect of each Fund, found the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds, after giving effect to waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds. The Board also determined that the relative expense ratio of each Fund was comparable to those of its Comparable Funds; RIMCo's methodology of allocating expenses of operating funds in the complex was reasonable; and RIMCo's profitability with respect to each Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

At the April 18 Board meeting, the Board concluded that the performance of the Funds supported continuation of the RIMCo Agreement, again based upon the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo. In evaluating performance, the Board considered each Fund's absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. In evaluating the Funds' performance, the Board also considered RIMCo's investment strategy of managing the Funds in a risk aware manner.

 260  Basis for Approval of Investment Advisory Contracts

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

At the April 18 Board meeting, the Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. In its deliberations, the Board noted its findings reached at a meeting held on February 28, 2006 that the investment advisory fees for each Fund appropriately reflect any economies of scale realized by that Fund. Its findings at the earlier meeting were based upon information and analyses prepared by RIMCo, including information as to variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds are lower, and may, in some cases, be substantially lower, than the rates paid by the Funds. RIMCo reviewed with the Trustees the differences in the scope of services it provides to institutional clients and the Funds. For example, institutional clients have fewer administrative needs than the Funds. It was further noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

At the April 18 Board meeting, in voting to approve the continuation of the RIMCo Agreement on its current terms and conditions for each Fund, the Board, after considering the foregoing and other relevant factors, determined that continuation of the RIMCo Agreement was in the best interests of the Funds and their respective shareholders.

At the April 18 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager's performance over various periods; RIMCo's assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Funds' underwriter; and RIMCo's recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo's explanation in light of the Board's findings as to the aggregate investment advisory fees paid by each Fund and the fact that each Money Manager's fee is paid by RIMCo.

Based substantially upon RIMCo's recommendations together with the information received from RIMCo in support of its recommendations, at the April 18 meeting, the Board concluded that the fees paid to the Money Managers of each Fund were reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Fund was in the best interests of the Fund and its shareholders.

During 2005 and 2006, the Trustees received proposals from RIMCo to manage directly approximately up to 10% of the assets of the Equity I Fund, the Equity Q Fund and the International Fund (each a "Participating Fund") utilizing a "select holdings strategy" pursuant to the terms of the RIMCo Agreement, the actual allocation to be determined by each Participating Fund's RIMCo portfolio manager. Under this strategy, RIMCo analyzes the holdings of a Participating Fund's Money Managers in their Fund segments to identify particular stocks that have been selected by multiple Money Managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo will purchase additional shares of certain stocks for the Participating Fund. The strategy is designed to increase the Participating Fund's exposure to stocks that are y viewed as attractive by multiple Money Managers of a Participating Fund. Implementation of this strategy includes periodic rebalancing of the Participating Fund's holdings. In connection with RIMCo's proposals, the Trustees received and considered information from RIMCo regarding the potential enhancements to the Participating Fund's performance based upon RIMCo's experience in employing the same strategy for other types of investment accounts under its management. The Trustees also considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Fund consequently may increase incrementally. The Board, however, considered RIMCo's advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in implementing and carrying out the select holdings strategy; the limited amount of assets that would be managed directly by RIMCo pursuant to the select holdings strategy; the fact that the aggregate investment advisory fees paid by the Participating Fund would not increase as a result of the implementation of the select holdings strategy. At the April 18, 2006 meeting, RIMCo advised the Board that the select holdings strategy has been implemented for the Equity I and Equity Q Funds, although a reasonable period of time is needed to evaluate fairly its impact on those Participating Funds' performance. Based upon the information received from RIMCo during 2005 and 2006 in connection with its select holdings strategy proposals, the Agreement Renewal Information and additional discussion at the

                        Basis for Approval of Investment Advisory Contracts  261

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

April 18 meeting concerning the select holdings strategy, the Board in the case of the Participating Funds concluded that the investment advisory fees paid to RIMCo by each such Fund under the RIMCo Agreement in connection with the select holdings strategy continue to be reasonable in light of the nature and anticipated quality of the investment advisory services to be rendered by RIMCo.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo's recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Also, at the meeting held on April 18, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Equity II Fund. At a meeting held on May 23, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Fixed Income III Fund. At that same meeting, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Equity I Fund resulting from a change of control of one of this Fund's Money Managers. In the case of each such Fund, the Trustees approved the terms of the proposed portfolio management contract with the successor Money Manager based substantially upon RIMCo's recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Fund's underwriter; RIMCo's explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with RIMCo; RIMCo's awareness of the fees charged by the Money Manager to other clients; and RIMCo's belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 18, 2006 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers' investment advisory fee is paid by RIMCo.

At a meeting held on December 4, 2006, RIMCo advised the Board that the select holdings strategy was implemented in the International Fund in the third quarter of 2006.

 262  Basis for Approval of Investment Advisory Contracts

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

SHAREHOLDER REQUESTS FOR ADDITIONAL INFORMATION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
As a courtesy to Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, and (iv) at the Securities and Exchange Commission's public reference room.

The Board has delegated to RIMCo, as RIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds' Statement of Additional Information ("SAI"). The SAI is available (i) free of charge, upon request, by calling the Fund at
(800) 787-7354, (ii) on the Securities and Exchange Commission's website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 787-7354 or contact your financial institution and we will begin sending you individual copies thirty days after receiving your request.

If you wish to receive the Fund's prospectus and each annual and semi-annual report electronically, please call us at (800) 787-7354 or contact your financial institution.

                            Shareholder Requests for Additional Information  263

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company ("RIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 *Michael J.A.        Trustee since     Appointed until  - Chairman of the Board, FRC          39         None
 Phillips,            2002              successor is     - 1990-2003, President, FRC
 Born January 20,                       duly elected     - 1993-2003, CEO, FRC
 1948                                   and qualified    - Trustee, RIC and RIF
                                                         - Director, RTC; Russell
 909 A Street                                              Investments (Suisse) S.A.
 Tacoma, Washington                                        (global investment
 98402-1616                                                services); Russell
                                                           Investments Limited
                                                           (consultant to institutional
                                                           investors in Europe and the
                                                           UK)
                                                         - Chairman of the Board and
                                                           President, Russell 20-20
                                                           Association; and Russell
                                                           Investments Delaware Inc.
                                                           (general partner in various
                                                           limited partnerships
                                                           ("RIDI"))
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 Thaddas L. Alston,   Trustee since     Appointed until  - Senior Vice President, Larco        39         None
 Born April 7, 1945   2006              successor is       Investments, Ltd.
                                        duly elected
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul E. Anderson,    Trustee since     Appointed until  - President, Anderson                 39         None
 Born October 15,     1984              successor is       Management Group LLC
 1931                                   duly elected       (private investments
                      Chairman of the   and qualified      consulting)
 909 A Street         Nominating and                     - February 2002 to June 2005,
 Tacoma, Washington   Governance        Appointed until    Lead Trustee, RIC and RIF
 98402-1616           Committee since   successor is
                      2006              duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------



* Mr. Phillips is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an interested trustee.

 264  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake,    Trustee since     Appointed until  - President, Kristianne Gates         39         - Trustee WM Group
 Born January 22,     2000              successor is       Blake, P.S. (accounting                          of Funds
 1954                                   duly elected       services)                                        (investment
                      Chairperson       and qualified    - Director and Chairman of the                     company)
 909 A Street         since 2005                           Audit Committee, Avista                        - Director, Avista
 Tacoma, Washington                     Annual             Corp.                                            Corp.
 98402-1616                                              - Trustee and Chairman of the
                                                           Operations and Distribution
                                                           Committee, WM Group of Funds
                                                         - February 2002 to June 2005,
                                                           Chairman of the Audit
                                                           Committee, RIC and RIF
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Daniel P. Connealy   Trustee since     Appointed until  - June 2004 to present, Senior        39         None
 Born June 6, 1946    2003              successor is       Vice President and Chief
                                        duly elected       Financial Officer, Waddell &
 909 A Street         Chairman of       and qualified      Reed Financial, Inc.
 Tacoma, Washington   Audit Committee                    - 2003, Retired
 98402-1616           since 2005        Appointed until  - 2001-2003, Vice President
                                        successor is       and Chief Financial Officer,
                                        duly elected       Janus Capital Group Inc.
                                        and qualified    - 1979-2001, Audit and
                                                           Accounting Partner,
                                                           PricewaterhouseCoopers LLP
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jonathan Fine        Trustee since     Appointed until  - President and Chief                 39         None
 Born July 8, 1954    2004              successor is       Executive Officer, United
                                        duly elected       Way of King County, WA
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Raymond P.           Trustee since     Appointed until  - President, Simpson                  39         None
 Tennison, Jr.        2000              successor is       Investment Company and
 Born December 21,                      duly elected       several additional
 1955                                   and qualified      subsidiary companies,
                                                           including Simpson Timber
 909 A Street                                              Company, Simpson Paper
 Tacoma, Washington                                        Company and Simpson Tacoma
 98402-1616                                                Kraft Company
----------------------------------------------------------------------------------------------------------------------------

                             Disclosure of Information about Fund Directors  265

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Jack Thompson,       Trustee since     Appointed until  - September 2003 to present,          39         Director, Sparx
 Born March 21, 1949  2005              successor is       Independent Board Chair and                    Japan Fund
                                        duly elected       Chairman of the Audit
 909 A Street                           and qualified      Committee, Sparx Japan Fund
 Tacoma, Washington                                      - May 1999 to May 2003,
 98402-1616                                                President, Chief Executive
                                                           Officer and Director, Berger
                                                           Financial Group, LLC
                                                         - May 1999 to May 2003,
                                                           President and Trustee,
                                                           Berger Funds
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Julie W. Weston,     Trustee since     Appointed until  - Retired since 2000                  39         None
 Born October 2,      2002              successor is     - 1987 to 2002, Director,
 1943                                   duly elected       Smith Barney Fundamental
                      Chairperson of    and qualified      Value Fund
 909 A Street         the Investment
 Tacoma, Washington   Committee since   Appointed until
 98402-1616           2006              successor is
                                        duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------
 TRUSTEES EMERITUS
----------------------------------------------------------------------------------------------------------------------------
 *George F. Russell,  Trustee Emeritus  Until            - Director Emeritus, Frank            39         None
  Jr.,                and Chairman      resignation or     Russell Company (investment
  Born July 3, 1932   Emeritus since    removal            consultant to institutional
                      1999                                 investors ("FRC")); and
  909 A Street                                             RIMCo
  Tacoma, Washington                                     - Chairman Emeritus, RIC and
  98402-1616                                               RIF; Russell Implementation
                                                           Services Inc. (broker-dealer
                                                           and investment adviser
                                                           ("RIS")); Russell 20-20
                                                           Association (non-profit
                                                           corporation); and Russell
                                                           Trust Company (non-
                                                           depository trust company
                                                           ("RTC"))
                                                         - Chairman, Sunshine
                                                           Management Services, LLC
                                                           (investment adviser)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul Anton, Ph.D.,   Trustee Emeritus  Five year term   - Retired since 1997                  39         None
 Born December 1,     since 2003                         - Trustee of RIC and RIF until
 1919                                                      2002
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------

*  Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

 266  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES EMERITUS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 William E. Baxter,   Trustee Emeritus  Five year term   - Retired since 1986                  39         None
 Born June 8, 1925    since 2004                         - Trustee of RIC and RIF until
                                                           2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Lee C. Gingrich,     Trustee Emeritus  Five year term   - Retired since 1995                  39         None
 Born October 6,      since 2006                         - Trustee of RIC and RIF until
 1930                                                      2005
                                                         - Chairman of the Nominating
 909 A Street                                              and Governance Committee
 Tacoma, Washington                                        2001-2005
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Eleanor W. Palmer,   Trustee Emeritus  Five year term   - Retired since 1981                  39         None
 Born May 5, 1926     since 2004                         - Trustee of RIC and RIF until
                                                           2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------

                             Disclosure of Information about Fund Directors  267

RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                Position(s) Held
            Name,                with Fund and         Term                        Principal Occupation(s)
             Age,                  Length of            of                               During the
           Address                Time Served         Office                            Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------
 Cheryl Wichers                 Chief Compliance  Until removed    - Chief Compliance Officer, RIC
 Born December 16, 1966         Officer since     by Independent   - Chief Compliance Officer, RIF
                                2005              Trustees         - Chief Compliance Officer, RIMCo
 909 A Street                                                      - April 2002-May 2005, Manager, Global Regulatory
 Tacoma, Washington                                                  Policy
 98402-1616                                                        - 1998-2002, Compliance Supervisor, Russell Investment
                                                                     Group
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Greg J. Stark,                 President and     Until successor  - President and CEO, RIC and RIF
 Born May 3, 1968               Chief Executive   is chosen and    - Chairman of the Board, President and CEO, RIMCo
                                Officer since     qualified by     - Chairman of the Board, President and CEO, RFD
 909 A Street                   2004              Trustees         - Chairman of the Board and President, Russell
 Tacoma, Washington                                                  Insurance Agency, Inc. (insurance agency ("RIA"))
 98402-1616                                                        - Until 2004, Managing Director of Individual Investor
                                                                     Services, FRC
                                                                   - 2000 to 2004, Managing Director, Sales and Client
                                                                     Service, RIMCo
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson,               Treasurer and     Until successor  - Treasurer, Chief Accounting Officer and CFO, RIC and
 Born November 26, 1963         Chief Accounting  is chosen and      RIF
                                Officer since     qualified by     - Director, Funds Administration, RIMCo, RTC and RFD
 909 A Street                   1998              Trustees         - Treasurer and Principal Accounting Officer, SSgA
 Tacoma, Washington                                                  Funds
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hanly,               Chief Investment  Until removed    - Chief Investment Officer, RIC, RIF, FRC, RTC
 Born November 17, 1964         Officer since     by Trustees      - Director and Chief Investment Officer, RIMCo and RFD
                                2004                               - 1999 to 2003, Chief Financial Officer, FRC, RIC and
 909 A Street                                                        RIF
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Karl J. Ege,                   Secretary since   Until successor  - General Counsel and Managing Director of Law and
 Born October 8, 1941           1994              is chosen and      Government Affairs, Secretary, FRC
                                                  qualified by
 909 A Street                                     Trustees
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------

 268  Disclosure of Information about Fund Directors

INSTITUTIONAL FUNDS

RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

TRUSTEES
 Thaddas L. Alston
 Paul E. Anderson
 Kristianne Blake
 Daniel P. Connealy
 Jonathan Fine
 Michael J.A. Phillips
 Raymond P. Tennison, Jr.
 Jack R. Thompson
 Julie W. Weston

TRUSTEES EMERITUS
 George F. Russell, Jr.
 Paul Anton, Ph.D.
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

OFFICERS
 Gregory J. Stark, President and Chief Executive Officer
 Cheryl Wichers, Chief Compliance Officer
 Thomas F. Hanly, Chief Investment Officer
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Karl J. Ege, Secretary

ADVISOR, ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT
 Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Josiah Quincy Building
 200 Newport Avenue
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) 787-7354

LEGAL COUNSEL
 Dechert LLP
 200 Clarendon Street, 27th Floor
 Boston, MA 02116-5021

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 PricewaterhouseCoopers LLP
 1420 5th Avenue
 Suite 1900
 Seattle, WA 98101

MONEY MANAGERS AS OF OCTOBER 31, 2006

Equity I Fund
 AllianceBernstein, L.P., New York, NY
 Ark Asset Management Co., Inc., New York, NY
 Institutional Capital Corporation, Chicago, IL
 Marsico Capital Management, LLC, Denver, CO
 MFS Institutional Advisors, Inc., Boston, MA
 Montag & Caldwell, Inc., Atlanta, GA
 Schneider Capital Management, Wayne, PA
 Suffolk Capital Management, LLC, New York, NY
 Turner Investment Partners, Inc., Berwyn, PA

Equity II Fund
 CapitalWorks Investment Partners, LLC, San Diego, CA
 David J. Greene and Company, LLC, New York, NY
 Delphi Management, Inc., Boston, MA
 Goldman Sachs Asset Management, L.P., New York, NY
 Gould Investment Partners, LLC, Berwyn, PA
 Jacobs Levy Equity Management, Inc., Florham Park, NJ
 PanAgora Asset Management, Inc., Boston, MA
 Tygh Capital Management, Inc., Portland, OR

Equity Q Fund
 Aronson+Johnson+Ortiz, L.P., Philadelphia, PA
 Franklin Portfolio Associates, LLC, Boston, MA
 Goldman Sachs Asset Management, L.P., New York, NY
 Jacobs Levy Equity Management, Inc., Florham Park, NJ

International Fund
 AllianceBernstein, L.P., New York, NY
 AQR Capital Management, LLC, Greenwich, CT
 Axiom International Investors, LLC, Greenwich, CT
 Fidelity Management & Research Company, Boston, MA
 Marvin & Palmer Associates, Inc., Wilmington, DE
 MFS Institutional Advisors, Inc., Boston, MA
 Mondrian Investment Partners Limited, London, England
 The Boston Company Asset Management, LLC, Boston, MA
 Wellington Management Company, LLP, Boston, MA

Emerging Markets Fund
 AllianceBernstein, L.P., New York, NY
 Arrowstreet Capital, L.P., Cambridge, MA
 Genesis Asset Managers, LLP, Guernsey, Channel Islands
 Harding Loevner Management, L.P., Somerville, NJ
 T. Rowe Price International, Inc., Baltimore, MD

Real Estate Securities Fund
 AEW Management and Advisors, L.P., Boston, MA
 Heitman Real Estate Securities, LLC, Chicago, IL
 INVESCO Institutional (N.A.), Inc., which acts as a money manager to the Fund through its INVESCO Real Estate division, Dallas, TX
 RREEF America, LLC, Chicago, IL

                              Manager, Money Managers and Service Providers  269

INSTITUTIONAL FUNDS

RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

Short Duration Bond Fund
 Merganser Capital Management, L.P., Boston, MA
 Pacific Investment Management Company, LLC, Newport Beach, CA
 STW Fixed Income Management, Carpinteria, CA

Fixed Income I Fund
 Bear Stearns Asset Management, Inc., New York, NY
 Lehman Brothers Asset Management, LLC, Chicago, IL
 Pacific Investment Management Company, LLC, Newport Beach, CA
 Western Asset Management, Pasadena, CA
 Western Asset Management Company Ltd., London England

Fixed Income III Fund
 Bear Stearns Asset Management, Inc., New York, NY
 Delaware Management Company, a series of Delaware Management Business Trust,
   Philadelphia, PA
 Goldman Sachs Asset Management, L.P., New York, NY
 Morgan Stanley Investment Management, Inc., West Conshohocken, PA
 Pacific Investment Management Company, LLC, Newport Beach, CA

Select Growth Fund
 Ark Asset Management Co., Inc., New York, NY
 CapitalWorks Investment Partners, LLC, San Diego, CA
 Delaware Management Company, a series of Delaware Management Business Trust,
   Philadelphia, PA
 Fuller & Thaler Asset Management, Inc., San Mateo, CA
 Sustainable Growth Advisers, L.P., Stamford, CT
 Turner Investment Partners, Inc., Berwyn, PA

Select Value Fund
 DePrince, Race & Zollo, Inc., Orlando, FL
 Iridian Asset Management, LLC, Westport, CT
 MFS Institutional Advisors, Inc., Boston, MA
 Netols Asset Management, Inc., Mequon, WI
 Systematic Financial Management, L.P., Teaneck, NJ

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

 270  Manager, Money Managers and Service Providers

(RUSSELL LOGO)

RUSSELL INVESTMENT COMPANY
909 A Street
Tacoma, Washington 98402

800-787-7354
Fax: 253-591-3495

www.russell.com

On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company, and Frank Russell Investment Management Company changed its
name to Russell Investment Management Company.               36-08-020 (1 10/06)

RUSSELL FUNDS

2006 ANNUAL REPORT


CLASS C, E, AND S SHARES:

DIVERSIFIED EQUITY FUND

SPECIAL GROWTH FUND

QUANTITATIVE EQUITY FUND

INTERNATIONAL SECURITIES FUND

EMERGING MARKETS FUND

REAL ESTATE SECURITIES FUND

SHORT DURATION BOND FUND

DIVERSIFIED BOND FUND

MULTISTRATEGY BOND FUND

TAX EXEMPT BOND FUND

TAX-MANAGED LARGE CAP FUND

TAX-MANAGED MID & SMALL CAP FUND


CLASS C, E, I, AND S SHARES:

SELECT GROWTH FUND

SELECT VALUE FUND


OCTOBER 31, 2006


                                                                  (RUSSELL LOGO)

Russell Investment Company

Russell Investment Company is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on fourteen of these Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

                                  [Blank Page]

                           Russell Investment Company

                                 Russell Funds

                                 Annual Report

                                October 31, 2006

                               Table of Contents

                                                                            Page
To Our Clients.......................................................         3

Market Summary.......................................................         4

Diversified Equity Fund..............................................        10

Special Growth Fund..................................................        20

Quantitative Equity Fund.............................................        36

International Securities Fund........................................        50

Emerging Markets Fund................................................        74

Real Estate Securities Fund..........................................        90

Short Duration Bond Fund.............................................        98

Diversified Bond Fund................................................       118

Multistrategy Bond Fund..............................................       150

Tax Exempt Bond Fund.................................................       194

Tax-Managed Large Cap Fund...........................................       210

Tax-Managed Mid & Small Cap Fund.....................................       220

Select Growth Fund...................................................       232

Select Value Fund....................................................       242

Notes to Schedules of Investments....................................       251

Statement of Assets and Liabilities..................................       252

Statement of Operations..............................................       260

Statements of Changes in Net Assets..................................       264

Financial Highlights.................................................       268

Notes to Financial Highlights........................................       284

Notes to Financial Statements........................................       285

Report of Independent Registered Public Accounting Firm..............       312

Tax Information......................................................       313

Basis for Approval of Investment Advisory Contracts..................       314

Shareholder Requests for Additional Information......................       318

Disclosure of Information about Fund Directors.......................       319

Manager, Money Managers and Service Providers........................       324

Russell Investment Company - Russell Funds.

Copyright (c) Russell Investment Group 2006. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

FUND OBJECTIVES, RISKS, CHARGES AND EXPENSES SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER IMPORTANT INFORMATION MUST PRECEDE OR ACCOMPANY THIS MATERIAL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

SECURITIES DISTRIBUTED THROUGH RUSSELL FUND DISTRIBUTORS, INC. MEMBER NASD, PART OF RUSSELL INVESTMENT GROUP.

Effective July 1, 2006 Frank Russell Investment Company changed its name to Russell Investment Company ("RIC"). RIC Funds are distributed by Russell Fund Distributors, Inc., and advised by Russell Investment Management Company ("RIMCo"). Effective July 1, 2006 RIMCo changed its name from Frank Russell Investment Management Company.

Russell Investment Group and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

TO OUR CLIENTS



As you read Russell Investment Company's 2006 Annual Report, we would like to take this opportunity to review our investment approach, which is designed to help long-term investors build financial security and save for retirement.

Our process is complex, but our goal is simple. We evaluate and select money managers in each asset class and within each investment style. Then we build diversified mutual funds aimed at providing long-term, consistent results.

Russell guides investments for some of the world's largest investors--and we provide that same manager research to our mutual funds, which are available to individual investors.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

   (/s/ GREG STARK)

Greg Stark

Chief Executive Officer, Chairman and President.

                                                               To Our Clients  3

RUSSELL INVESTMENT COMPANY

MARKET SUMMARY AS OF OCTOBER 31, 2006 (UNAUDITED)

U.S. EQUITY MARKETS

For the fiscal year ending October 31, 2006, investors were preoccupied by The Federal Reserve Board's actions and commentary. In the first half of the year, when both economic growth and inflation were running above the Fed's comfort levels, the U.S. stock market was led by highly cyclical stocks, especially those tied to the strong performing commodities market. The stock market rewarded companies that were generating strong earnings growth in an economy that was growing at unsustainable levels.

However, the cumulative effects of rising energy prices and interest rates, and a notable slowdown in housing activity eventually resulted in the moderation in economic activity that the Fed had been seeking. By late spring and early summer 2006, investors were now asking whether the Fed had engineered a hard landing for the economy and whether a housing-led recession was unavoidable. This marked change in investor sentiment was reflected in a significant leadership reversal with lower risk, recession resistant stocks gaining favor. Now, the market favored stocks with the highest dividend yields as companies with above-average earnings growth prospects lost favor. Interestingly, however, overall market indexes showed impressive gains during the fiscal year, as the market responded to both sensational corporate earnings and evidence that the Fed's tightening cycle had ended. For the fiscal year ending October 31, 2006, the Russell 3000(R) Index returned 16.37%.

Despite the backdrop of strong corporate earnings (that have grown at double digit rates for the last three years), overall market leadership in this period was highly defensive. Stocks with high dividend yields substantially outperformed lower yielding stocks. Companies with well above-average growth rates lagged, in favor of slower growing firms. This investor preference for yield over growth was reflected in style leadership for the fiscal year, as the Russell 1000 Value(R) Index (+21.45%) outperformed the Russell 1000 Growth(R) Index (+10.86%). This extended the multi-year outperformance of value stocks and resulted in a further compression of valuations among companies (i.e., the dispersion of P/E multiples within the stock market).

Some of the value leadership is attributable to the market's preference for yield and interest rate sensitivity as investors digested the Fed's interest rate pause. Among the best sector performers were utilities (+26.77%) and financial services (+19.77%). Meanwhile, REITs returned an extraordinary 36.37%. In contrast, traditional growth sector returns within the Russell 1000(R) Index such as technology (+11.68%), health care (+10.34%), and consumer discretionary (+13.68%), while delivering positive absolute returns, lagged the Russell 1000(R) Index.

Market leadership continued to favor smaller and medium sized companies, although the spread narrowed as investors grew more defensive. The Russell 1000(R) Index (an index of large and medium capitalization companies) returned 16.02% versus 19.96% for the Russell 2000(R) Index (an index of small capitalization companies).

The fiscal year was extremely challenging for active money managers across the style spectrum. The Lipper Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 1.81%, the Lipper Large Cap Value Funds Average lagged the Russell 1000(R) Value Index by 3.72%, the Lipper Large Cap Growth Funds

 4  Market Summary

RUSSELL INVESTMENT COMPANY

Average underperformed the Russell 1000(R) Growth Index by 3.44%, and the Lipper Small-Cap Core Funds Average trailed the Russell 2000(R) by 3.56%. Even though the Lipper returns are net of fees, the actively managed mutual funds still trailed the indexes by a large margin.

The main contributors to the difficult active management environment were the significant out-performance of higher yielding stocks that many value investors considered overvalued and the poor returns of the faster growing companies within the growth arena. With the narrow valuation spreads among companies of differing growth rates, active money managers were positioned toward "growthier" companies within their benchmarks. The market did not reward this positioning during this period.

U.S. REAL ESTATE MARKETS

During the past fiscal year, the public real estate investment trust (REIT) market again exhibited strong performance. REITs, as measured by the FTSE-NAREIT US Equity REIT Index (NAREIT Equity Index), posted a 36.37% total return for the fiscal year ending October 31, 2006. Several factors helped boost REIT performance including robust demand for real estate by private institutional investors, a wave of REIT privatizations and an overall equity market that continued to reward higher yielding stocks.

Apartment, office and industrial were the best performing sectors for the year; all generating total returns in excess of 40%. The specialty sector, which includes several timber companies, and the manufactured home sub-sector were the poorest performers.

Over the first ten months of calendar year 2006, there were ten major REIT mergers/privatizations transactions with a total value over $37 billion. These transactions, in which the acquirers, mainly private buyers, purchase all of the outstanding publicly traded shares of a REIT, have helped increase REIT share prices to higher levels. The level of transaction activity in the first 10 months of 2006 increased significantly over the entire year of 2005, which saw approximately $27 billion in transactions. Putting this transaction volume in perspective, with the market capitalization of the NAREIT Equity Index at approximately $387 billion on October 31, 2006, about 10% of the REIT industry was sold to a combination of public and private buyers. When compared to REIT share prices prior to the announcements, the 2006 transactions averaged an overall 8.60% premium. Privatization activity was driven by well-capitalized buyers, including so called "club deals" involving more than one buyer and motivated sellers willing to sell their companies into a strong real estate market to take advantage of the attractive 15% capital gains tax rate. The majority of activity was focused among office companies, which accounted for approximately 60% of the 2006 transaction value. The office sector's strong performance was driven by improvement in property fundamentals and deal activity.

At the end of the fiscal year, while REITs were trading near private market valuation levels, they were also trading at the top of historic ranges versus stocks and bonds.

NON-U.S. EQUITY MARKETS

Non-U.S. stocks gained 28.04% as measured by the MSCI EAFE Index (gross) for the fiscal year ending October 31, 2006. Non-U.S. stocks were boosted as the US dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE Index rose 22.41% over the 12-month period.

Non-U.S. stocks benefited from continued global growth and strong corporate earnings. The world became more integrated; however, the U.S. economy and markets continued to drive the prospects for global growth. There was evidence of this as the U.S. interest rate cycle and direction of the Federal Reserve affected global markets. Growth in emerging economies like India and China also had an increasing impact on the strength of developed markets through their demand for goods and infrastructure development.

                                                               Market Summary  5

RUSSELL INVESTMENT COMPANY

After strong gains in 2005, MSCI Japan Index lagged other major non-U.S. markets in the fiscal year, returning 16.63%. Investor sentiment waned towards Japanese stocks on fears of a deceleration in the economy. Elsewhere in the region, MSCI Pacific ex Japan Index gained 28.73% due to strong gains in Australian and Singapore companies.

Europe, as represented by the MSCI Europe Index, outperformed the Pacific Basin, as represented by the MSCI Pacific Basin Index, returning 32.32% over the fiscal year. Across Europe, the best performing sectors were utilities and materials, both up over 50%. By country, smaller markets such as Spain and the Netherlands fared best. Helped by strong performance of health care, materials and utilities stocks, Europe's larger markets of Germany and France delivered returns above the index. Elsewhere, MSCI United Kingdom Index lagged Europe with a gain of 28.55%. The U.K. underperformed the rest of Europe due to weakness in its energy and telecommunication sectors. The Bank of England raised interest rates due to greater inflationary pressures as small signs of economic improvement became evident over the fiscal year.

From the sector perspective, utilities performed best across the non-U.S. developed markets, returning 42.50%, as represented by the MSCI EAFE Index, largely due to a mid-year shift in market sentiment whereby defensive-oriented, high dividend yielding stocks gained favor. The materials sector, led by metals and mining stocks, was also a strong performer, up 38.79% as measured by the materials sector grouping based on the Global Industry Classification Standard
(GICS) definitions. The financial sector also performed well returning 34.16% as measured by the financials sector grouping based on the GICS definitions; whereas, technology and energy were the worst performing sectors over the period, with gains of only 14.04% and 13.23%, respectively, as measured by the technology and energy sector groupings based on the GICS definitions. Energy stocks fell from mid-July to late September as the price of oil fell dramatically, from nearly $80 per barrel to less than $60.

With the value segment of MSCI EAFE Index more weighted towards industrial cyclicals (materials) and financials, the market environment was slightly more favorable for value-oriented investors. The MSCI EAFE Value Index rose 31.66%, compared with 24.41% for the MSCI EAFE Growth Index. Investors continued to favor smaller capitalization stocks over larger capitalization stocks with the S&P/Citigroup EMI World ex US Index (an index of smaller capitalization companies) up 32.03% in the period versus the S&P/Citigroup PMI World ex US (in index of larger capitalization companies) up 27.47%.

Markets not represented in the MSCI EAFE Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed counterparts, as the MSCI Emerging Markets Index rose 35.42%. Emerging markets countries benefited from the materials and industrials sectors. Canadian stocks rose 27.50% (MSCI Canada Index) during the period.

EMERGING MARKETS

During the fiscal year, the MSCI Emerging Markets Index (gross) posted strong returns of 35.42%, outperforming developed markets as measured by the MSCI World Index Free which returned 21.91%. The emerging markets asset class performed strongly in the first half of the fiscal year until early May 2006. The strong returns were driven by strong performance of large capitalization emerging markets stocks, significant asset inflows and outperformance of energy and material stocks on the back of strong commodity prices. In early May, there was a strong market reversal, which brought with it an increase in risk aversion. Investors re-focused on global inflation and interest rate concerns and commodity prices slipped from their record highs. The markets that had performed well earlier in the year were subject to the largest sell-offs and emerging markets fell more than 24% from its high point. In mid-June, the markets stabilized and recovered most of the losses from the sell-off. Contained U.S. inflation and expectations that global monetary tightening had peaked

 6  Market Summary

RUSSELL INVESTMENT COMPANY

outweighed concerns of a U.S. economic slowdown and gave a positive backdrop for improved performance in emerging markets equities.

In terms of regions, both Asia (+38.71% as measured by the MSCI EM Asia Index) and Latin America (+38.47% as measured by the MSCI EM Latin America Index) were strong performers. The MSCI EM (Emerging Markets) Europe, Middle East and Africa Index (EMEA) underperformed the MSCI EM (Emerging Markets) Index, but still posted a respectable return of 27.47%. Some of the smaller markets such as Indonesia, Morocco, Peru and the Philippines, were the best performers, each returning more than 59% as measured by the MSCI Indonesia, MSCI Morocco, MSCI Peru and MSCI Philippines Indexes, respectively. However, some large markets, such as India, which enjoyed strong macroeconomic strength (+66.79% as measured by the MSCI India Index), China (+58.94% as measured by the MSCI China Index), and Russia (+54.76% as measured by the MSCI Russia Index) also posted strong returns. MSCI Barra increased Russia's weight in the MSCI EM (Emerging Markets) Index twice over the fiscal year, and at the end of the period, Russia was the third largest country weight in that Index. The small market of Jordan was the only country with negative absolute returns, falling 27.45% as measured by the MSCI Jordan Index. Other notable relative underperformers included Turkey (+17.07% as measured by the MSCI Turkey Index), Egypt (+22.48% as measured by the MSCI Egypt Index), South Africa (+25.54% as measured by the MSCI South Africa Index), and Taiwan (+26.06% as measured by the MSCI Taiwan Index). Returns from Turkey and South Africa were dampened by their currencies, which fell more than 7% each. Israel (+4.14% as measured by the MSCI Israel Index) also underperformed following Prime Minister Ariel Sharon's stroke and Islamist militant group Hamas' Palestinian parliamentary elections victory.

Currencies were broadly strong against the U.S. dollar with some, such as the Korean won, up more than 10%.

The industrial sectors performed well. Although consumer discretionary and technology stocks underperformed the index, they still returned more than 25% in absolute terms. The small sector of health care was notably weak returning only 3.99% due to stock-specific concerns of the large cap company, Teva Pharmaceuticals.

U.S. FIXED INCOME MARKETS

The Federal Reserve Board's interest rate hikes were one of the biggest factors impacting the fixed income markets. The Fed raised the target fed funds rate (the interest rate at which depository institutions lend money at the Fed to other depository institutions overnight) six times throughout the fiscal year, from 3.75% at the end of October 2005 to 5.25% one year later. The Fed's interest rate hikes reflected a continued attempt to move toward a neutral monetary policy to counter rising inflationary pressures. Despite inflation measures that remained elevated and above the Fed's comfort level, the Fed's highly anticipated pause, after 17 consecutive rate hikes since June 2004, came in August. The Fed cited moderating economic growth and the cumulative effects of previous interest rate hikes as impetuses for the pause. The Treasury yield curve moved markedly from month to month as investors tried to reconcile conflicting economic signals (e.g., a slowing housing market, rising (and falling) commodity prices, wage inflation, and productivity concerns). On a rolling one-year basis, however, shorter-term rates followed Fed policy, while longer-term rates remained virtually unchanged. This resulted in an upward-sloping, normal yield curve becoming inverted (when short term interest rates exceed long rates) by fiscal year end. With nearly static intermediate and long-term rates, investment grade bonds relied upon higher coupon rates in order to provide yield higher than US Treasuries. The Lehman Brothers US Aggregate Bond Index, a broad measure of US investment grade fixed income securities, returned 5.19% for the fiscal year ending October 31, 2006.

                                                               Market Summary  7

RUSSELL INVESTMENT COMPANY

Among sectors, the riskier sectors continued to post strong performance. As in the three prior years, high yield and emerging market debt bonds outperformed other bond sectors. High yield bonds continued to benefit from record low corporate default levels, as well as strong technical demand for increased yield. The high yield bond sector, as represented by the Lehman Brothers US Corporate High Yield Index, returned 10.31% over the year compared to 4.43% for the Lehman Brothers US Treasury Index. Emerging market debt performed well due in part to commodity price increases, credit ratings upgrades and relatively non-turbulent election cycles. Emerging market bonds, as represented by the Lehman Brothers Emerging Markets (US Dollar) Index, returned 12.02%.

Investment grade corporate bonds benefited from the same factors that drove the high yield market. For the fiscal year, the Lehman Brothers US Credit Index returned 5.36%. Despite another year of increased regulatory scrutiny of the mortgage market, mortgage securities continued to do well. The Lehman Brothers MBS Fixed Rate Index returned 5.68%. As the fiscal year ended, yield spreads between corporate bonds and mortgages relative to Treasuries continued to be at historical lows. This reflected a search for yield even in the face of a bondholder-unfriendly market environment with loosening underwriting standards, share repurchases and escalating leveraged buyout activity.

 8  Market Summary

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                DIVERSIFIED EQUITY - CLASS S            RUSSELL 1000(R) **
                                                                ----------------------------            ------------------
Inception*                                                                 10000                              10000
1997                                                                       13331                              13184
1998                                                                       15453                              15783
1999                                                                       19038                              19821
2000                                                                       19706                              21616
2001                                                                       14305                              15987
2002                                                                       12299                              13653
2003                                                                       14770                              16700
2004                                                                       15895                              18258
2005                                                                       17915                              20169
2006                                                                       20443                              23401

Diversified Equity Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 14.12%
5 Years                                 7.40%sec.
10 Years                                7.41%sec.

Diversified Equity Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 13.80%
5 Years                                 7.13%sec.
10 Years                                7.11%sec.

Diversified Equity Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 12.98%
5 Years                                 6.34%sec.
10 Years                                6.50%sec.

Russell 1000(R) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.02%
5 Years                                 7.92%sec.
10 Years                                8.87%sec.

 10  Diversified Equity Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Diversified Equity Fund Class S, Class E and Class C Shares gained 14.12%, 13.80% and 12.98%, respectively. This compared to the Russell 1000(R) Index, which gained 16.02% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Core Funds Average returned 13.60%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The market's preference during the year for stocks with high dividend yields and its relative disfavor of companies with above-average growth rates and strong earnings trends represented a difficult environment for the Fund, given the Fund's focus on undervalued companies with above-average growth rates. After many years of value stocks outpacing growth stocks, growth stocks are selling at unusually low valuation premiums. The Fund's preference for growth stocks was unrewarded in the period as the market favored high dividend yield stocks. The Fund's performance was competitive to its peers, however, during this difficult environment for active money managers.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

During the past year, the Fund's money managers maintained their preference for companies with above-average growth rates that were selling at attractive valuations. Additionally, Fund money managers emphasized companies showing strong current earnings trends. With an anticipated slowdown in the economy and corporate earnings growth rates, the Fund's money managers believed that the market would reward growth companies that could sustain their growth rates. However, with the market's preference for yield rather than growth and continued strong corporate earnings, the relative advantage of undervalued growth companies was not rewarded.

The main driver of the Fund's underperformance relative to the benchmark was its underweight in high dividend yield groups such as utilities and REITs and its overweight in growth companies. Industry selection also detracted from relative performance with the Fund being overweight in underperforming industry groups such as communications technology, biotechnology, health services, and oil service. Finally, the market did not reward companies that generated positive earnings surprises or raised their earnings forecasts. The Fund's money managers focused on such companies, which detracted from relative performance.

At the money manager level, AllianceBernstein L.P., MFS Institutional Advisors, Inc., Schneider Capital Management Corporation, and Suffolk Capital Management LLC outperformed their benchmarks due to favorable stock selection. The market environment was challenging for the Fund's growth money managers such as Ark Asset Management Co., Inc., Marsico Capital Management, LLC, Turner Investment Partners, Inc., and Montag & Caldwell, Inc. and they underperformed their benchmarks.

RIMCo may employ a "select holdings" strategy for a portion of the Fund's assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund's money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund's exposure to stocks that are viewed as attractive by multiple money managers. As the Fund underperformed for the period, the select holdings strategy also underperformed the benchmark. The strategy's overweight to under-valued growth companies was not rewarded during the period.

At the stock selection level, the Fund benefited from overweight positions in strong performers such as Goldman Sachs, CSX, Kohls, McDonald's and Google, as well as from underweight positions in underperformers such as Intel and Dell. However, overweights in underperformers such as Genentech, UnitedHealth, Qualcomm, and JDS Uniphase, as well as underweights in strong performers such as AT&T, ExxonMobil, and Microsoft, detracted from performance.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes to the Fund's structure or money manager line-up during the year.

                                                     Diversified Equity Fund  11

RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2006


AllianceBernstein, L.P.                     Value
Ark Asset Management Co., Inc.              Growth
Institutional Capital Corporation           Value
Marsico Capital Management, LLC             Growth
MFS Institutional Advisors, Inc.            Value
Montag & Caldwell, Inc.                     Growth
Schneider Capital Management                Value
Suffolk Capital Management, LLC             Market-Oriented
Turner Investment Partners, Inc.            Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*     Assumes initial investment on November 1, 1996.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ The Fund first issued Class E Shares on May 27, 1997. The returns shown for Class E Shares prior to May 27, 1997 are the performance of the Fund's Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class E Shares from May 27, 1997 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.

++++ The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund's Class S Shares from November 1, 1996 to May 26, 1997 and the performance of the Fund's Class E Shares from May 27, 1997 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 12  Diversified Equity Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,023.40      $     1,015.27
Expenses Paid During
Period*                       $        10.05      $        10.01

* Expenses are equal to the Fund's annualized expense ratio of 1.97% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,027.20      $     1,019.11
Expenses Paid During
Period*                       $         6.18      $         6.16

* Expenses are equal to the Fund's annualized expense ratio of 1.21% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,028.60      $     1,020.37
Expenses Paid During
Period*                       $         4.91      $         4.89

* Expenses are equal to the Fund's annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                     Diversified Equity Fund  13

RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 93.5%
Auto and Transportation - 3.9%
American Axle & Manufacturing Holdings, Inc. (N)       25,700             482
Autoliv, Inc.                                          22,300           1,268
BorgWarner, Inc. (N)                                   16,100             926
Burlington Northern Santa Fe Corp.                    317,884          24,645
CH Robinson Worldwide, Inc.                            98,840           4,126
CSX Corp.                                             978,800          34,914
FedEx Corp. (N)                                       197,973          22,676
General Motors Corp. (N)                               33,200           1,159
Lear Corp.                                              3,300             100
Magna International, Inc. Class A                       5,600             419
Navistar International Corp. (AE)                     322,450           8,941
Norfolk Southern Corp.                                 98,400           5,173
Southwest Airlines Co.                                 88,200           1,326
Toyota Motor Corp. - ADR                              149,231          17,609
Union Pacific Corp.                                   130,343          11,813
United Parcel Service, Inc. Class B                    22,600           1,703
US Airways Group, Inc. (AE)(N)                         74,700           3,724
Visteon Corp. (AE)                                    595,100           4,392
                                                                 ------------
                                                                      145,396
                                                                 ------------

Consumer Discretionary - 13.9%
Accenture, Ltd. Class A                               155,480           5,117
Activision, Inc. (AE)                                 112,300           1,732
Avis Budget Group, Inc. (AE)                            1,050              21
Best Buy Co., Inc.                                     33,700           1,862
Big Lots, Inc. (AE)                                    39,800             839
Black & Decker Corp. (N)                               14,600           1,225
Carnival Corp.                                         57,650           2,814
CBS Corp. Class B                                      94,950           2,748
Coach, Inc. (AE)(N)                                   346,840          13,749
Costco Wholesale Corp.                                193,100          10,308
Dollar General Corp.                                   32,600             457
eBay, Inc. (AE)                                        87,200           2,802
Electronic Arts, Inc. (AE)                            341,100          18,041
Estee Lauder Cos., Inc. (The) Class A (N)              72,300           2,920
Family Dollar Stores, Inc.                             45,400           1,337
Federated Department Stores, Inc.                     167,800           7,368
Focus Media Holding, Ltd. - ADR (AE)(N)                57,100           3,020
Four Seasons Hotels, Inc.                              55,788           3,578
GameStop Corp. Class A (AE)(N)                         76,700           3,916
Gannett Co., Inc.                                      38,700           2,289
Gap, Inc. (The)                                       235,400           4,948
Google, Inc. Class A (AE)                             122,400          58,310
Harman International Industries, Inc.                  28,500           2,917
Hewitt Associates, Inc. Class A (AE)(N)               274,300           6,866
Hilton Hotels Corp.                                   538,050          15,560
Home Depot, Inc.                                       17,000             635

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Intercontinental Hotels Group PLC - ADR (AE)(N)       486,100           9,460
International Game Technology                         156,560           6,655
Interpublic Group of Cos., Inc. (AE)(N)                67,000             731
JC Penney Co., Inc. (N)                               104,900           7,892
Jones Apparel Group, Inc. (N)                          35,100           1,172
Kimberly-Clark Corp.                                   17,100           1,137
Kohl's Corp. (AE)                                     239,100          16,880
Las Vegas Sands Corp. (AE)(N)                         247,027          18,823
Liberty Global, Inc. Series A (AE)(N)                 130,663           3,429
Liberty Global, Inc. Series C (AE)                    146,597           3,728
Liberty Media Holding Corp. Class A (AE)              116,340           6,248
Limited Brands, Inc.                                   45,400           1,338
Liz Claiborne, Inc.                                    71,600           3,019
Lowe's Cos., Inc.                                     363,308          10,950
Mattel, Inc.                                           79,600           1,801
McDonald's Corp.                                    1,019,700          42,746
McGraw-Hill Cos., Inc. (The)                           64,900           4,165
MGM Mirage (AE)(N)                                    212,693           9,150
Monster Worldwide, Inc. (AE)                           72,500           2,937
Newell Rubbermaid, Inc.                                33,000             950
News Corp. Class A (N)                                482,770          10,066
Nike, Inc. Class B                                     77,100           7,084
Nutri System, Inc. (AE)(N)                             71,420           4,405
Office Depot, Inc. (AE)                                30,900           1,297
Omnicom Group, Inc.                                    79,900           8,106
Quiksilver, Inc. (AE)(N)                              427,000           5,957
RadioShack Corp. (N)                                  125,000           2,230
Saks, Inc. (N)                                         23,600             456
Scientific Games Corp. (AE)                           108,260           3,035
Sears Holdings Corp. (AE)                              29,400           5,129
Staples, Inc. (N)                                     515,800          13,302
Starbucks Corp. (AE)                                  641,388          24,212
Starwood Hotels & Resorts Worldwide, Inc. (o)          97,800           5,843
Station Casinos, Inc. (N)                             123,988           7,476
Target Corp.                                          338,280          20,019
Tech Data Corp. (AE)                                   23,500             925
Time Warner, Inc. (N)                                 658,450          13,176
TJX Cos., Inc.                                        129,540           3,750
Urban Outfitters, Inc. (AE)(N)                        212,700           3,722
VF Corp.                                               22,100           1,680
Viacom, Inc. Class A (AE)                             301,370          11,729
Wal-Mart Stores, Inc.                                 481,500          23,728
Walt Disney Co.                                        41,540           1,307
Wyndham Worldwide Corp. (AE)                            2,100              62

 14  Diversified Equity Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Wynn Resorts, Ltd. (AE)(N)                             54,973           4,043
XM Satellite Radio Holdings, Inc. Class A
   (AE)(N)                                            582,550           6,793
Yum! Brands, Inc.                                     111,226           6,614
                                                                 ------------
                                                                      524,736
                                                                 ------------

Consumer Staples - 6.9%
Altria Group, Inc.                                    802,380          65,258
Clorox Co.                                             27,500           1,775
Coca-Cola Co. (The)                                   264,300          12,348
Coca-Cola Enterprises, Inc.                            34,600             693
Colgate-Palmolive Co.                                 213,500          13,658
Constellation Brands, Inc. Class A (AE)(N)            240,800           6,620
CVS Corp.                                              71,500           2,244
Diageo PLC - ADR                                       70,550           5,254
Heineken NV - ADR (AE)                                234,829           5,295
Kellogg Co. (N)                                       174,290           8,768
Kroger Co. (The)                                       83,600           1,880
Molson Coors Brewing Co. Class B (N)                   39,000           2,776
NBTY, Inc. (AE)                                        88,580           2,464
PepsiCo, Inc. (N)                                     764,240          48,483
Procter & Gamble Co. (N)                            1,063,313          67,403
Safeway, Inc.                                          25,500             749
Sara Lee Corp.                                         85,300           1,459
Tyson Foods, Inc. Class A (N)                         144,900           2,094
UST, Inc. (N)                                          24,700           1,323
Walgreen Co.                                          275,500          12,034
                                                                 ------------
                                                                      262,578
                                                                 ------------

Financial Services - 21.4%
ACE, Ltd.                                              13,300             761
Allstate Corp. (The)                                  308,560          18,933
American Express Co.                                  340,100          19,661
American International Group, Inc. (N)                852,705          57,276
Annaly Capital Management, Inc. (o)                   647,850           8,500
AON Corp. (N)                                         308,200          10,722
Astoria Financial Corp.                                28,350             822
Bank of America Corp. (N)                           1,317,128          70,954
Bank of New York Co., Inc. (The)                      183,600           6,310
BB&T Corp. (N)                                         25,500           1,110
Capital One Financial Corp. (N)                       107,999           8,568
CB Richard Ellis Group, Inc. Class A (AE)             180,778           5,429
Charles Schwab Corp. (The)                            300,710           5,479
Chicago Mercantile Exchange Holdings, Inc. Class
   A                                                   10,950           5,486
Chubb Corp.                                           106,460           5,658
Citigroup, Inc.                                     1,023,373          51,332
Comerica, Inc.                                         28,000           1,629
Commerce Bancorp, Inc. (N)                             87,600           3,059
Countrywide Financial Corp.                           936,800          35,711

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Fannie Mae                                            634,850          37,621
Fidelity National Financial, Inc.                      11,350             253
Fidelity National Title Group, Inc. Class A            25,491             561
First American Corp.                                    6,000             245
First Data Corp.                                       83,800           2,032
First Horizon National Corp. (N)                       31,500           1,239
Franklin Resources, Inc. (N)                           38,200           4,353
Freddie Mac                                            73,250           5,054
Genworth Financial, Inc. Class A (N)                  857,925          28,689
Global Payments, Inc.                                  82,050           3,586
Goldman Sachs Group, Inc. (N)                         344,923          65,463
Hartford Financial Services Group, Inc. (N)           192,180          16,752
Hudson City Bancorp, Inc. (N)                         113,450           1,558
IndyMac Bancorp, Inc.                                  20,425             928
iShares Russell 1000 Value Index Fund                  92,600           7,356
JPMorgan Chase & Co. (N)                            1,233,173          58,502
KeyCorp                                                56,300           2,091
Lehman Brothers Holdings, Inc.                        236,444          18,405
Lincoln National Corp.                                 25,100           1,589
Loews Corp.                                            59,250           2,306
MBIA, Inc.                                             24,800           1,538
Merrill Lynch & Co., Inc. (N)                         464,200          40,580
Metlife, Inc.                                         376,210          21,493
MGIC Investment Corp. (N)                              24,600           1,445
Morgan Stanley                                        278,800          21,309
National City Corp.                                    75,190           2,801
North Fork Bancorporation, Inc.                       358,450          10,245
Old Republic International Corp.                       62,800           1,415
PartnerRe, Ltd. (N)                                     8,300             580
Paychex, Inc.                                         342,700          13,530
PNC Financial Services Group, Inc.                     93,540           6,551
RenaissanceRe Holdings, Ltd. (N)                       77,925           4,239
St. Paul Travelers Cos., Inc. (The)                   326,170          16,677
SunTrust Banks, Inc.                                  128,560          10,155
UBS AG (N)                                            534,571          31,989
UnumProvident Corp. (N)                               160,100           3,167
US Bancorp                                             12,756             432
Wachovia Corp. (N)                                    160,700           8,919
Waddell & Reed Financial, Inc. Class A (N)             33,000             841
Washington Mutual, Inc. (N)                           135,080           5,714
Wells Fargo & Co.                                     745,704          27,062

                                                     Diversified Equity Fund  15

RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Western Union Co. (The) (AE)                           83,800           1,848
XL Capital, Ltd. Class A                                8,300             586
                                                                 ------------
                                                                      809,099
                                                                 ------------

Health Care - 11.0%
Abbott Laboratories                                   343,140          16,303
Allergan, Inc.                                         85,040           9,822
AmerisourceBergen Corp.                                36,100           1,704
Amgen, Inc. (AE)(N)                                   218,400          16,579
Amylin Pharmaceuticals, Inc. (AE)(N)                  121,701           5,350
Baxter International, Inc.                            497,300          22,861
Boston Scientific Corp. (AE)                          100,300           1,596
Bristol-Myers Squibb Co.                              308,700           7,640
Cardinal Health, Inc.                                  49,800           3,259
Caremark Rx, Inc.                                     289,600          14,257
Celgene Corp. (AE)(N)                                 134,400           7,182
Community Health Systems, Inc. (AE)(N)                136,800           4,439
Covance, Inc. (AE)                                     99,320           5,810
DaVita, Inc. (AE)                                      28,500           1,585
Eli Lilly & Co.                                       266,300          14,916
Endo Pharmaceuticals Holdings, Inc. (AE)(N)            16,000             457
Fisher Scientific International, Inc. (AE)(N)         103,600           8,870
Genentech, Inc. (AE)(N)                               430,410          35,853
Genzyme Corp. (AE)                                     86,180           5,818
Gilead Sciences, Inc. (AE)                            198,790          13,697
Henry Schein, Inc. (AE)(N)                             75,200           3,737
Human Genome Sciences, Inc. (AE)(N)                   577,100           7,704
Intuitive Surgical, Inc. (AE)(N)                       43,590           4,323
Invitrogen Corp. (AE)(N)                              100,900           5,853
Johnson & Johnson                                     469,430          31,640
Medco Health Solutions, Inc. (AE)                     131,400           7,030
Medicis Pharmaceutical Corp. Class A (N)               48,000           1,682
Medtronic, Inc. (N)                                   123,300           6,002
Merck & Co., Inc.                                     480,600          21,829
Novartis AG - ADR                                     232,700          14,132
Omnicare, Inc. (N)                                    165,100           6,254
Panacos Pharmaceuticals, Inc. (AE)(N)                 219,000           1,502
PDL BioPharma, Inc. (AE)(N)                           217,600           4,598
Pfizer, Inc. (N)                                      510,100          13,594
Sanofi-Aventis - ADR (AE)                             176,300           7,526
Schering-Plough Corp.                                  76,100           1,685
St. Jude Medical, Inc. (AE)                           301,800          10,367
Stryker Corp.                                         256,000          13,386
Tenet Healthcare Corp. (AE)(N)                        153,900           1,087
Triad Hospitals, Inc. (AE)(N)                         123,500           4,573
UnitedHealth Group, Inc.                              577,540          28,172
WellPoint, Inc. (AE)                                  139,140          10,619
Wyeth                                                 237,380          12,114
                                                                 ------------
                                                                      417,407
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Integrated Oils - 4.1%
Chevron Corp. (N)                                     321,587          21,611
ConocoPhillips                                        238,152          14,346
Exxon Mobil Corp.                                     743,240          53,082
Hess Corp. (N)                                        552,050          23,407
Marathon Oil Corp.                                     47,200           4,078
Murphy Oil Corp. (N)                                  169,200           7,979
Occidental Petroleum Corp.                            294,260          13,813
Total SA - ADR                                        248,850          16,957
                                                                 ------------
                                                                      155,273
                                                                 ------------

Materials and Processing - 3.0%
Air Products & Chemicals, Inc.                         64,700           4,508
Archer-Daniels-Midland Co.                            243,411           9,371
Ashland, Inc. (N)                                      19,400           1,147
Avery Dennison Corp. (N)                                7,800             492
BHP Billiton, Ltd. - ADR (N)                           73,360           3,123
Bunge, Ltd. (N)                                        12,800             821
Cameco Corp.                                          142,000           4,988
Cytec Industries, Inc.                                 42,300           2,343
Dow Chemical Co. (The)                                 71,000           2,896
Ecolab, Inc.                                           75,300           3,415
EI Du Pont de Nemours & Co.                            39,585           1,813
Hercules, Inc. (AE)                                    53,600             975
Imperial Chemical Industries PLC - ADR (AE)(N)        186,569           5,817
International Paper Co. (N)                           392,400          13,086
Lubrizol Corp.                                         22,100             994
Masco Corp.                                           289,030           7,992
Monsanto Co.                                          323,556          14,308
Mosaic Co. (The) (AE)(N)                               97,800           1,831
Phelps Dodge Corp.                                      7,800             783
PPG Industries, Inc.                                  103,600           7,086
Praxair, Inc.                                          14,876             896
Realogy Corp. (AE)                                      2,625              68
Rio Tinto PLC - ADR (N)                                28,800           6,376
Sherwin-Williams Co. (The)                             76,800           4,549
Smurfit-Stone Container Corp. (AE)                     87,200             930
Sonoco Products Co.                                     9,000             319
St. Joe Co. (The) (N)                                  72,641           3,907
Syngenta AG - ADR                                     279,850           9,020
United States Steel Corp.                              15,100           1,021
                                                                 ------------
                                                                      114,875
                                                                 ------------

 16  Diversified Equity Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Miscellaneous - 3.4%
3M Co. (N)                                            196,300          15,476
Eaton Corp.                                            27,800           2,014
General Electric Co. (N)                            2,412,030          84,686
Hillenbrand Industries, Inc.                           18,000           1,056
Honeywell International, Inc.                         264,200          11,128
SPX Corp.                                              23,100           1,329
Textron, Inc.                                          35,000           3,183
Tyco International, Ltd.                              310,450           9,136
                                                                 ------------
                                                                      128,008
                                                                 ------------

Other Energy - 3.2%
Apache Corp. (N)                                      127,900           8,354
Baker Hughes, Inc.                                    220,000          15,191
Cameron International Corp. (AE)                       38,600           1,934
Devon Energy Corp.                                    126,690           8,468
Halliburton Co.                                       800,100          25,883
Massey Energy Co. (AE)(N)                             390,000           9,848
National-Oilwell Varco, Inc. (AE)                      68,930           4,163
Reliant Energy, Inc. (AE)(N)                        1,466,400          18,594
Rowan Cos., Inc.                                       23,500             784
Schlumberger, Ltd.                                    391,086          24,670
Smith International, Inc.                              40,700           1,607
Valero Energy Corp.                                    58,040           3,037
                                                                 ------------
                                                                      122,533
                                                                 ------------

Producer Durables - 5.4%
AGCO Corp. (AE)                                       249,950           6,686
Agilent Technologies, Inc. (AE)                       106,700           3,798
Alcatel SA - ADR (AE)(N)                              274,300           3,484
American Power Conversion Corp. (N)                   214,100           6,472
Applied Materials, Inc.                               362,710           6,308
Boeing Co.                                            223,800          17,873
Bombardier, Inc. (AE)                               1,236,400           4,261
Caterpillar, Inc.                                     176,500          10,715
Centex Corp. (N)                                      147,300           7,704
Crown Castle International Corp. (AE)                 127,610           4,294
Danaher Corp.                                          73,980           5,310
Deere & Co.                                           141,340          12,032
Emerson Electric Co.                                   44,500           3,756
ESCO Technologies, Inc. (AE)(N)                        31,500           1,368
Goodrich Corp.                                        131,150           5,782
Ingersoll-Rand Co., Ltd. Class A                       16,000             587
Itron, Inc. (AE)(N)                                    21,800           1,187
KB Home (N)                                            74,021           3,326
Lennar Corp. Class A (N)                               83,690           3,974
Lockheed Martin Corp.                                 297,963          25,902
Northrop Grumman Corp.                                236,930          15,730
Pulte Homes, Inc. (N)                                 169,050           5,239
Roper Industries, Inc.                                 79,000           3,780
Teradyne, Inc. (AE)                                   169,900           2,382

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Thermo Electron Corp. (AE)(N)                         151,530           6,496
United Technologies Corp. (N)                         555,073          36,479
                                                                 ------------
                                                                      204,925
                                                                 ------------

Technology - 12.0%
Adobe Systems, Inc. (AE)(N)                           154,200           5,898
Agere Systems, Inc. Class A (AE)                       39,200             666
Akamai Technologies, Inc. (AE)(N)                     190,630           8,933
Apple Computer, Inc. (AE)(N)                          583,910          47,343
Arrow Electronics, Inc. (AE)                           44,500           1,328
AU Optronics Corp. - ADR (AE)(N)                      573,174           7,784
Avnet, Inc. (AE)                                       52,200           1,236
BearingPoint, Inc. (AE)(N)                            605,350           5,043
Broadcom Corp. Class A (AE)                           264,300           8,000
Celestica, Inc. (AE)(N)                               334,800           3,291
Cisco Systems, Inc. (AE)                            1,529,012          36,895
Citrix Systems, Inc. (AE)                              96,420           2,847
Cognizant Technology Solutions Corp. Class A
   (AE)                                                35,860           2,700
Corning, Inc. (AE)                                    463,300           9,465
Dell, Inc. (AE)                                       456,300          11,102
Electronic Data Systems Corp.                          68,300           1,730
EMC Corp. (AE)(N)                                     332,400           4,072
F5 Networks, Inc. (AE)                                 40,100           2,654
Flextronics International, Ltd. (AE)(N)                45,600             529
Formfactor, Inc. (AE)(N)                              141,500           5,402
General Dynamics Corp.                                163,576          11,630
Hewlett-Packard Co.                                 1,069,470          41,431
Intel Corp.                                           292,920           6,251
International Business Machines Corp.                 179,800          16,601
International Rectifier Corp. (AE)(N)                 118,000           4,244
JDS Uniphase Corp. (AE)(N)                            544,913           7,918
L-3 Communications Holdings, Inc. Class 3 (N)          94,700           7,625
Lucent Technologies, Inc. (AE)(N)                     281,400             684
MEMC Electronic Materials, Inc. (AE)                   90,000           3,195
Microsoft Corp. (N)                                 1,145,300          32,882
Motorola, Inc.                                      1,451,912          33,481
National Semiconductor Corp.                          253,700           6,162
Nvidia Corp. (AE)                                     144,930           5,054
Oracle Corp. (AE)                                     428,740           7,919
PerkinElmer, Inc. (N)                                 293,800           6,276
Qualcomm, Inc.                                        943,500          34,334
Research In Motion, Ltd. (AE)                         154,800          18,186
Salesforce.com, Inc. (AE)(N)                          115,440           4,504
SanDisk Corp. (AE)                                    226,700          10,904
Sanmina-SCI Corp. (AE)                                302,700           1,196
Seagate Technology, Inc. (AE)                           9,200              --
Silicon Image, Inc. (AE)(N)                           134,700           1,594
Solectron Corp. (AE)                                  207,700             694

                                                     Diversified Equity Fund  17

RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Sun Microsystems, Inc. (AE)                           733,650           3,984
Texas Instruments, Inc.                               665,550          20,086
                                                                 ------------
                                                                      453,753
                                                                 ------------

Utilities - 5.3%
America Movil SA de CV - ADR
   Series L                                           139,779           5,992
AT&T, Inc. (N)                                        457,547          15,671
BellSouth Corp.                                       414,750          18,705
Comcast Corp. Class A (AE)                            877,937          35,706
Constellation Energy Group, Inc.                       28,300           1,766
Dominion Resources, Inc. (N)                          325,070          26,328
Embarq Corp. (AE)                                      74,621           3,608
Entergy Corp.                                         160,100          13,741
FPL Group, Inc. (N)                                   111,940           5,709
Level 3 Communications, Inc. (AE)(N)                  358,500           1,897
NII Holdings, Inc. (AE)(N)                             85,980           5,591
Progress Energy, Inc.                                  22,000           1,012
Progress Energy, Inc. - CVO                             5,500               2
Sprint Nextel Corp.                                 2,007,180          37,514
Telephone & Data Systems, Inc. Class L                 13,900             646
TXU Corp.                                             120,350           7,598
Verizon Communications, Inc. (N)                      429,520          15,892
Wisconsin Energy Corp.                                 20,200             929
                                                                 ------------
                                                                      198,307
                                                                 ------------

TOTAL COMMON STOCKS
(cost $3,012,207)                                                   3,536,890
                                                                 ------------

PREFERRED STOCKS - 0.1%
Auto and Transportation - 0.1%
General Motors Corp.                                  169,450           4,023
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $2,989)                                                           4,023
                                                                 ------------

LONG-TERM INVESTMENTS - 0.0%
Corporate Bonds and Notes - 0.0%
AMR Corp.
   4.250% due 09/23/23                                    142             249
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $122)                                                               249
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 6.4%
Russell Investment Company
   Money Market Fund                              230,419,926         230,420
United States Treasury Bills (c)(z)(sec.)
   4.795% due 12/07/06                                  1,000             995
   4.891% due 12/07/06                                 10,000           9,952
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $241,367)                                                       241,367
                                                                 ------------

OTHER SECURITIES - 11.7%
Russell Investment Company
   Money Market Fund (X)                          113,382,209         113,382
State Street Securities Lending Quality Trust
   (X)                                            328,471,009         328,471
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $441,853)                                                       441,853
                                                                 ------------

TOTAL INVESTMENTS - 111.7%
(identified cost $3,698,538)                                        4,224,382

OTHER ASSETS AND LIABILITIES,
NET - (11.7%)                                                        (443,478)
                                                                 ------------

NET ASSETS - 100.0%                                                 3,780,904
                                                                 ============

See accompanying notes which are an integral part of the financial statements.

 18  Diversified Equity Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 1000 Index
   expiration date 12/06 (43)                              16,131                900

Russell 1000 Mini Index (CME)
   expiration date 12/06 (110)                              8,253                431

S&P 500 E-Mini Index (CME)
   expiration date 12/06 (523)                             36,171              1,651

S&P 500 Index (CME)
   expiration date 12/06 (338)                            116,880              3,347

S&P Midcap 400 E-Mini Index (CME)
   expiration date 12/06 (760)                             59,941              2,866
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                      9,195
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       3.9
Consumer Discretionary                                       13.9
Consumer Staples                                              6.9
Financial Services                                           21.4
Health Care                                                  11.0
Integrated Oils                                               4.1
Materials and Processing                                      3.0
Miscellaneous                                                 3.4
Other Energy                                                  3.2
Producer Durables                                             5.4
Technology                                                   12.0
Utilities                                                     5.3
Preferred Stocks                                              0.1
Long-Term Investments                                          --*
Short-Term Investments                                        6.4
Other Securities                                             11.7
                                                  ---------------
Total Investments                                           111.7
Other Assets and Liabilities, Net                           (11.7)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.2

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                     Diversified Equity Fund  19

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                  SPECIAL GROWTH - CLASS S             RUSSELL 2500(TM) **
                                                                  ------------------------             -------------------
Inception*                                                                 10000                              10000
1997                                                                       13143                              12912
1998                                                                       11982                              11918
1999                                                                       14160                              14063
2000                                                                       17898                              17336
2001                                                                       15205                              15227
2002                                                                       13751                              13836
2003                                                                       19473                              19604
2004                                                                       21156                              22023
2005                                                                       23684                              25305
2006                                                                       27808                              29780

Special Growth Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 17.42%
5 Years                                12.83%sec.
10 Years                               10.77%sec.

Special Growth Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 17.12%
5 Years                                12.55%sec.
10 Years                               10.42%sec.

Special Growth Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.26%
5 Years                                11.71%sec.
10 Years                                9.79%sec.

Russell 2500(TM) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 17.69%
5 Years                                14.36%sec.
10 Years                               11.53%sec.

 20  Special Growth Fund

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Special Growth Fund Class S, Class E and Class C Shares gained 17.42%, 17.12% and 16.26%, respectively. This compared to the Russell 2500(TM) Index, which gained 17.69% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Mid-Cap Core Funds Average returned 14.03%, while the Lipper(R) Small-Cap Core Funds Average rose 16.45%. These results serve as peer comparisons and are expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Generally, market conditions presented a difficult environment for active small capitalization managers as evidenced by the underperformance of the Lipper averages for the fiscal year. The significant swings in market leadership over this period, combined with periods of defensiveness, were not favorable for active small capitalization managers. Specifically, the continued leadership of REITs and higher yielding securities served as notable barriers to outperformance for most active managers.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Overall, the Fund's underperformance compared to its benchmark was largely due to the Fund's operating expenses, which are reflected in its performance. The benchmark returns do not include any expenses.

Positive stock selection drove performance for the year. In particular, stock selection within traditional growth sectors such as technology and consumer discretionary was significantly positive while stock selection was also positive in the more defensive and interest sensitive financial services sector. Holdings of computer technology, retail, and semiconductor stocks all contributed positively to Fund performance. While stock selection was positive within the financial services sector, the Fund's underweight to REITs within the financial services sector detracted from the Fund's performance.

The Fund has eight money managers: three growth, two market-oriented and three value. Five of the eight money managers in the Fund outperformed their respective style indices while five of the eight also outperformed the Russell 2500 Index.

Two of the three growth money managers outperformed their respective benchmarks. Tygh Capital Management, Inc. and Capitalworks Investment Partners, LLC both significantly outperformed the Russell 2500 Growth Index. Gould Investment Partners, LLC, the most growth oriented money manager, underperformed the benchmark. This underperformance is reasonably expected for an aggressive growth money manager during a period where the market favored value stocks and a defensive positioning.

Two of the three value money managers outperformed, with solid outperformance from both David J. Greene & Company, LLC and Jacobs Levy Equity Management, Inc. David J. Greene's outperformance was notable given its focus on contrarian, higher growth value stocks. Its performance was driven by positive stock selection in technology, energy and health care. Delphi Management, Inc. underperformed the index.

The performance of Goldman Sachs Asset Management, L.P., a market-oriented money manager, was disappointing as it had the largest underperformance of the Fund's managers. Goldman's stock selection was weak, with poor stock selection in health care and financials. PanAgora Asset Management, Inc., a recently added market-oriented money manager, outperformed during the period it was in the Fund.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

TimesSquare Capital Management, LLC was removed from the Fund in February 2006. TimesSquare's assets were re-allocated to other money managers. In May 2006, PanAgora Asset Management, Inc. was hired to replace Nicholas-Applegate.

                                                         Special Growth Fund  21

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2006


CapitalWorks Investment Partners, LLC       Growth
David J. Greene and Company, LLC            Value
Delphi Management, Inc.                     Value
Goldman Sachs Asset Management, L.P.        Market-Oriented
Gould Investment Partners, LLC              Growth
Jacobs Levy Equity Management, Inc.         Value
PanAgora Asset Management, Inc.             Market-Oriented
Tygh Capital Management, Inc.               Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Assumes initial investment on November 1, 1996.

** Russell 2500(TM) Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares prior to November 4, 1996 are the performance of the Fund's Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class E Shares from November 4, 1996 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.

++++ The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund's Class S Shares from November 1, 1997 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 22  Special Growth Fund

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       976.80      $     1,013.91
Expenses Paid During
Period*                       $        11.16      $        11.37

* Expenses are equal to the Fund's annualized expense ratio of 2.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       980.50      $     1,017.69
Expenses Paid During
Period*                       $         7.44      $         7.58

* Expenses are equal to the Fund's annualized expense ratio of 1.49% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       981.80      $     1,018.95
Expenses Paid During
Period*                       $         6.19      $         6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                         Special Growth Fund  23

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 92.5%
Auto and Transportation - 3.2%
Aftermarket Technology Corp. (AE)                      21,211             399
American Commercial Lines, Inc. (AE)(N)                20,100           1,289
Arctic Cat, Inc. (N)                                   13,000             233
Arkansas Best Corp.                                    31,500           1,291
ArvinMeritor, Inc. (N)                                128,214           1,926
Autoliv, Inc.                                          44,200           2,514
Bristow Group, Inc. (AE)(N)                            57,600           1,912
Commercial Vehicle Group, Inc. (AE)                    14,400             297
Continental Airlines, Inc. Class B (AE)(N)              9,249             341
Dana Corp. (N)                                        196,600             317
Danaos Corp. (AE)(N)                                   15,300             314
DryShips, Inc. (N)                                     66,500             921
EGL, Inc. (AE)                                          3,845             131
ExpressJet Holdings, Inc. Class A (AE)(N)              55,816             443
Freightcar America, Inc. (N)                           13,915             740
Grupo TMM SA Series A (AE)                             66,800             163
Heartland Express, Inc. (N)                            53,700             877
HUB Group, Inc. Class A (AE)                           32,075             871
Kansas City Southern (AE)(N)                           28,500             809
Laidlaw International, Inc.                            63,800           1,851
Navistar International Corp. (AE)(N)                   75,400           2,091
OMI Corp. (N)                                          56,500           1,261
Overseas Shipholding Group, Inc. (N)                    8,048             503
PAM Transportation Services (AE)                        7,200             182
Pinnacle Airlines Corp. (AE)(N)                        23,375             198
Republic Airways Holdings, Inc. (AE)                   25,200             450
Saia, Inc. (AE)(N)                                     52,395           1,404
Standard Motor Products, Inc. (AE)                     17,366             192
Swift Transportation Co., Inc. (AE)(N)                  6,700             169
Teekay Shipping Corp. (N)                              26,800           1,102
Tenneco, Inc. (AE)(N)                                  29,365             667
Tidewater, Inc.                                         4,100             204
TRW Automotive Holdings Corp. (AE)                     50,200           1,288
US Xpress Enterprises, Inc. Class A (AE)(N)            31,980             631
UTI Worldwide, Inc.                                   150,635           3,894
Visteon Corp. (AE)                                     72,800             537
Wabtec Corp.                                           67,642           2,123
YRC Worldwide, Inc. (AE)(N)                            89,500           3,467
                                                                 ------------
                                                                       38,002
                                                                 ------------

Consumer Discretionary - 18.9%
24/7 Real Media, Inc. (AE)(N)                         124,100           1,229
Abercrombie & Fitch Co. Class A                        46,408           3,557
ABM Industries, Inc. (N)                                7,400             147
Activision, Inc. (AE)(N)                              351,832           5,425
Adesa, Inc. (N)                                        43,200           1,086
Advance Auto Parts, Inc.                               10,200             357

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Advisory Board Co. (The) (AE)                          55,679           3,075
AFC Enterprises (AE)(N)                                 2,500              41
Alberto-Culver Co.                                     16,600             843
Alderwoods Group, Inc. (AE)(N)                         13,487             268
Alloy, Inc. (AE)                                        9,942             137
American Greetings Corp. Class A (N)                   98,158           2,347
American Woodmark Corp. (N)                            26,052             964
AMN Healthcare Services, Inc. (AE)(N)                 221,800           5,609
AnnTaylor Stores Corp. (AE)                            40,600           1,787
aQuantive, Inc. (AE)(N)                               181,136           4,923
Arbitron, Inc. (N)                                      7,660             322
Asbury Automotive Group, Inc. (N)                      46,731           1,122
Autonation, Inc. (AE)(N)                               36,936             741
Baidu.com - ADR (AE)(N)                                19,400           1,693
Bally Technologies, Inc. (AE)(N)                       17,200             341
Barnes & Noble, Inc.                                   30,300           1,252
Bebe Stores, Inc.                                      82,997           2,061
Belo Corp. Class A (N)                                 11,977             210
Big Lots, Inc. (AE)(N)                                129,377           2,727
Blockbuster, Inc. Class A (N)                         129,410             507
Blyth, Inc.                                            13,000             311
Bob Evans Farms, Inc.                                  25,696             871
Books-A-Million, Inc. Class A (N)                       8,884             178
Bowne & Co., Inc. (AE)                                 19,100             299
Bright Horizons Family Solutions, Inc. (AE)(N)         29,000           1,114
Brightpoint, Inc. (AE)(N)                              17,070             207
Brown Shoe Co., Inc.                                   31,235           1,217
Carmax, Inc. (AE)                                      60,000           2,658
Catalina Marketing Corp. (AE)(N)                       32,521             824
Cato Corp. (The) Class A                                1,483              34
CBRL Group, Inc.                                       29,000           1,273
Central Parking Corp. (N)                              26,527             455
Chemed Corp.                                           26,886             954
Children's Place Retail Stores, Inc. (The) (AE)        10,944             768
Choice Hotels International, Inc. (N)                  28,940           1,213
Christopher & Banks Corp. (N)                         108,672           2,933
Churchill Downs, Inc.                                   3,962             168
Circuit City Stores, Inc.                               9,700             262
Coach, Inc. (AE)                                       59,733           2,368
Consolidated Graphics, Inc. (AE)                       15,300             951
Convergys Corp. (AE)                                   90,400           1,917
Corinthian Colleges, Inc. (AE)(N)                      62,500             766
Corporate Executive Board Co.                          25,534           2,293
Corrections Corp. of America (AE)                     158,600           7,246
Cox Radio, Inc. Class A (AE)(N)                        12,240             206
Crocs, Inc. (AE)(N)                                   119,200           4,723

 24  Special Growth Fund

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
CSS Industries, Inc.                                    1,900              60
DeVry, Inc. (AE)(N)                                    70,600           1,719
Dick's Sporting Goods, Inc. (AE)(N)                    14,100             702
Dillard's, Inc. Class A (N)                            42,100           1,270
Dollar Thrifty Automotive Group (AE)(N)                15,627             628
Dollar Tree Stores, Inc. (AE)(N)                       54,000           1,679
Dover Downs Gaming & Entertainment, Inc.               17,030             241
DreamWorks Animation SKG, Inc. Class A (AE)(N)         45,600           1,206
Dress Barn, Inc. (AE)(N)                               29,170             634
DSW, Inc. Class A (AE)(N)                              21,866             757
Earthlink, Inc. (AE)(N)                               126,100             885
Ethan Allen Interiors, Inc. (N)                        42,400           1,510
Expedia, Inc. (AE)                                     29,700             483
Ezcorp, Inc. Class A (AE)(N)                           40,934           1,849
Family Dollar Stores, Inc.                             54,900           1,617
Federated Department Stores, Inc.                      31,000           1,361
Foot Locker, Inc.                                      79,400           1,841
Forrester Research, Inc. (AE)(N)                       88,702           2,788
FTD Group, Inc. (AE)                                   24,173             386
Furniture Brands International, Inc. (N)               36,440             678
Gemstar-TV Guide International, Inc. (AE)             447,500           1,557
Great Wolf Resorts, Inc. (AE)                          32,200             424
Group 1 Automotive, Inc. (N)                           46,379           2,658
Guess?, Inc. (AE)(N)                                   64,600           3,679
Gymboree Corp. (AE)(N)                                 25,973           1,207
Harris Interactive, Inc. (AE)(N)                       18,030             120
Hasbro, Inc. (N)                                      116,000           3,007
Haverty Furniture Cos., Inc. (N)                       48,773             771
Hearst-Argyle Television, Inc. (N)                     58,400           1,472
Helen of Troy, Ltd. (AE)(N)                            59,530           1,465
Hooker Furniture Corp. (N)                              5,300              75
Iconix Brand Group, Inc. (AE)(N)                      210,538           3,924
ICT Group, Inc. (AE)(N)                                11,699             371
IKON Office Solutions, Inc.                            94,522           1,409
Infospace, Inc. (AE)(N)                                 9,970             201
infoUSA, Inc.                                          33,071             363
Inter Parfums, Inc. (N)                                 4,322              85
Interstate Hotels & Resorts, Inc. (AE)                 54,486             489
ITT Educational Services, Inc. (AE)(N)                 42,200           2,910
J Crew Group, Inc. (AE)(N)                             62,300           1,921
Jack in the Box, Inc. (AE)                             72,902           4,091
Jackson Hewitt Tax Service, Inc.                        5,600             194
Jo-Ann Stores, Inc. (AE)(N)                            57,500           1,047
Jones Apparel Group, Inc. (N)                          49,955           1,668
Journal Register Co. (N)                               70,071             552
K-Swiss, Inc. Class A                                  13,400             473
K2, Inc. (AE)(N)                                       37,113             507
Kellwood Co. (N)                                       76,266           2,334
Kelly Services, Inc. Class A                            4,000             115
Knology, Inc. (AE)(N)                                   9,164              94

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Korn/Ferry International (AE)                         172,256           3,809
Leapfrog Enterprises, Inc. (AE)(N)                     59,600             575
Lee Enterprises, Inc. (N)                              38,000           1,084
LIFE TIME FITNESS, Inc. (AE)(N)                        97,200           5,009
Lightbridge, Inc. (AE)(N)                              55,059             636
Live Nation, Inc. (AE)                                  6,650             141
Liz Claiborne, Inc. (N)                                34,000           1,434
Lodgenet Entertainment Corp. (AE)(N)                   18,930             435
Maidenform Brands, Inc. (AE)                            5,096             113
Manpower, Inc.                                         40,326           2,733
Marcus Corp. (N)                                       24,650             616
Marvel Entertainment, Inc. (AE)(N)                     71,241           1,806
McClatchy Co. Class A                                  29,000           1,257
McCormick & Schmick's Seafood Restaurants, Inc.
   (AE)                                                11,446             301
Men's Wearhouse, Inc. (The)                            65,700           2,618
Meredith Corp.                                         30,000           1,575
Mothers Work, Inc. (AE)(N)                              5,347             271
Movado Group, Inc. (N)                                 23,700             610
MPS Group, Inc. (AE)                                  151,479           2,310
O'Charleys, Inc. (AE)                                  12,279             244
O'Reilly Automotive, Inc. (AE)                         66,533           2,148
Orient-Express Hotels, Ltd. Class A                   131,486           5,187
Pacific Sunwear of California, Inc. (AE)(N)            82,500           1,454
Papa John's International, Inc. (AE)(N)                54,019           1,982
Payless Shoesource, Inc. (AE)(N)                       35,628             953
PC Connection, Inc. (AE)                               13,600             149
Penn National Gaming, Inc. (AE)                        53,678           1,963
Perficient, Inc. (AE)(N)                               99,100           1,662
Perry Ellis International, Inc. (AE)(N)                14,367             525
PHH Corp. (AE)(N)                                      68,031           1,878
Phillips-Van Heusen Corp.                              48,533           2,221
Pier 1 Imports, Inc. (N)                              108,800             712
Pre-Paid Legal Services, Inc. (N)                      14,497             615
Prestige Brands Holdings, Inc. (AE)                    26,700             315
Priceline.com, Inc. (AE)(N)                            22,900             923
ProQuest Co. (AE)(N)                                   55,500             710
Quiksilver, Inc. (AE)(N)                               78,900           1,101
RadioShack Corp. (N)                                   48,100             858
Rent-A-Center, Inc. (AE)                               48,500           1,395
Republic Services, Inc. Class A                        60,720           2,490
Retail Ventures, Inc. (AE)(N)                          13,664             234
RH Donnelley Corp.                                      4,500             271
Ryan's Restaurant Group, Inc. (AE)(N)                  54,533             884
SAIC, Inc. (AE)                                        53,500           1,070
Scholastic Corp. (AE)(N)                               66,355           2,085
Service Corp. International (N)                        15,300             140
Shoe Carnival, Inc. (AE)                               27,288             781

                                                         Special Growth Fund  25

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Sonic Automotive, Inc. Class A (N)                     44,210           1,163
Spherion Corp. (AE)(N)                                 29,540             214
Stage Stores, Inc. (N)                                 32,831           1,064
Standard Parking Corp. (AE)(N)                          5,209             181
Stanley Furniture Co., Inc. (N)                         7,393             163
Stanley Works (The) (N)                                26,169           1,247
Sturm Ruger & Co., Inc. (AE)                            3,400              28
Tech Data Corp. (AE)                                   46,110           1,814
TeleTech Holdings, Inc. (AE)(N)                       136,530           2,650
Topps Co., Inc. (The) (N)                              40,300             352
Trans World Entertainment Corp. (AE)                    1,200               8
Tween Brands, Inc. (AE)                                64,795           2,710
Under Armour, Inc. Class A (AE)(N)                     11,500             533
Unifirst Corp.                                          4,800             173
United Online, Inc. (N)                               133,838           1,809
United Stationers, Inc. (AE)                           21,275           1,016
Valassis Communications, Inc. (AE)                     19,200             288
Viad Corp.                                             18,700             691
Volt Information Sciences, Inc. (AE)(N)                40,750           1,610
Washington Post Co. (The) Class B (N)                   1,730           1,303
Waste Connections, Inc. (AE)                           39,667           1,614
Watson Wyatt Worldwide, Inc. Class A                    3,700             167
WESCO International, Inc. (AE)                         21,900           1,429
                                                                 ------------
                                                                      224,967
                                                                 ------------

Consumer Staples - 1.4%
Alliance One International, Inc. (AE)                  16,293              79
Boston Beer Co., Inc. Class A (AE)                      8,000             292
Chiquita Brands International, Inc.                    19,700             270
Coca-Cola Bottling Co. Consolidated (N)                17,471           1,100
Dean Foods Co. (AE)                                    38,100           1,596
Delta & Pine Land Co. (AE)                              6,100             247
Imperial Sugar Co. (AE)(N)                              6,000             159
J&J Snack Foods Corp.                                  10,408             348
Longs Drug Stores Corp.                                29,806           1,283
McCormick & Co., Inc.                                  49,000           1,833
Molson Coors Brewing Co. Class B (N)                   40,500           2,883
Nash Finch Co. (N)                                     10,386             269
NBTY, Inc. (AE)                                        24,992             695
Pathmark Stores, Inc. (AE)(N)                          46,200             468
PepsiAmericas, Inc.                                    47,800             977
Performance Food Group Co. (AE)(N)                     26,833             780
Premium Standard Farms, Inc. (N)                       26,227             505
Seaboard Corp. (N)                                        530             748
Sensient Technologies Corp.                             5,360             124
Smithfield Foods, Inc. (AE)(N)                         22,700             610
Spartan Stores, Inc. (N)                               38,214             790
Weis Markets, Inc. (N)                                  3,867             157
Wild Oats Markets, Inc. (AE)(N)                        23,844             429
                                                                 ------------
                                                                       16,642
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Financial Services - 17.3%
21st Century Holding Co. (N)                            5,638             159
Accredited Home Lenders Holding Co. (AE)(N)            14,798             453
Advance America Cash Advance Centers, Inc. (N)         18,661             280
Advent Software, Inc. (AE)(N)                          99,400           3,680
Affiliated Managers Group, Inc. (AE)                   54,315           5,439
Affordable Residential Communities (AE)                28,700             315
AG Edwards, Inc.                                       32,100           1,831
Alleghany Corp. (AE)(N)                                   882             270
Alliance Data Systems Corp. (AE)(N)                   114,258           6,938
AMB Property Corp. (o)                                 40,500           2,366
American Home Mortgage Investment Corp. (o)(N)         82,010           2,802
AmeriCredit Corp. (AE)(N)                              63,280           1,618
Anthracite Capital, Inc. (o)                           43,110             617
Ares Capital Corp.                                     69,550           1,289
Argonaut Group, Inc. (AE)                               7,390             251
Arthur J Gallagher & Co. (AE)(N)                       29,700             827
Ashford Hospitality Trust, Inc. (o)(N)                117,000           1,507
Aspen Insurance Holdings, Ltd. (N)                     47,600           1,181
Assurant, Inc.                                         63,569           3,348
Axis Capital Holdings, Ltd.                            45,500           1,495
Bancfirst Corp.                                         4,100             204
Bank of Hawaii Corp.                                   31,100           1,622
Bankunited Financial Corp. Class A (N)                112,200           3,026
Banner Corp.                                            4,100             178
Bear Stearns Cos., Inc. (The) (N)                       8,600           1,302
BOK Financial Corp. (N)                                 6,529             336
Capital Trust, Inc. Class A (o)(N)                      7,100             316
CapitalSource, Inc. (o)(N)                             38,000           1,054
Cascade Bancorp (N)                                    12,230             446
Cash America International, Inc. (N)                   28,130           1,163
Cathay General Bancorp (N)                              4,899             169
Central Pacific Financial Corp. (N)                    24,571             904
Chittenden Corp.                                       16,600             490
CIT Group, Inc.                                        20,000           1,041
City Bank                                                 500              27
City Holding Co.                                        4,403             173
City National Corp. (N)                                34,900           2,323
CNA Surety Corp. (AE)                                  59,700           1,214
Colonial BancGroup, Inc. (The)                        154,400           3,681
Colonial Properties Trust (o)                           3,078             155
Commerce Group, Inc.                                   24,600             728
Community Bancorp (AE)                                  7,083             205
Community Trust Bancorp, Inc.                           3,900             150
Conseco, Inc. (AE)(N)                                  24,760             504
Corus Bankshares, Inc. (N)                            102,715           2,109
Crescent Real Estate Equities Co. (o)(N)               20,400             445
Cybersource Corp. (AE)(N)                             133,100           1,364

 26  Special Growth Fund

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Deerfield Triarc Capital Corp. (o)(N)                  35,300             525
Delphi Financial Group Class A                         55,967           2,197
Deluxe Corp. (N)                                       44,200           1,002
DiamondRock Hospitality Co. (o)                        53,300             899
Downey Financial Corp. (N)                             26,275           1,810
Duke Realty Corp. (o)(N)                               30,000           1,202
East West Bancorp, Inc. (N)                            10,105             369
Education Realty Trust, Inc. (o)(N)                    20,200             312
Entertainment Properties Trust (o)(N)                  11,845             651
Euronet Worldwide, Inc. (AE)                           65,863           1,957
Fair Isaac Corp. (N)                                    3,770             138
Federal Realty Investors Trust (o)(N)                  24,700           1,980
FelCor Lodging Trust, Inc. (o)                        104,657           2,173
Fidelity National Financial, Inc.                      35,200             785
Fidelity National Title Group, Inc. Class A (N)        30,336             668
First American Corp.                                  113,200           4,622
First Cash Financial Services, Inc. (AE)(N)            42,981             929
First Community Bancorp, Inc.                           1,318              70
First Mutual Bancshares, Inc. (N)                      51,528           1,219
First Place Financial Corp.                             4,863             113
First Regional Bancorp (AE)(N)                          3,876             123
FirstFed Financial Corp. (AE)(N)                       19,320           1,193
FPIC Insurance Group, Inc. (AE)                         7,548             270
Franklin Street Properties Corp. (o)(N)                13,230             272
Frontier Financial Corp. (N)                            7,050             205
Fulton Financial Corp. (N)                             39,510             633
GFI Group, Inc. (AE)(N)                                13,100             755
Global Payments, Inc.                                 100,114           4,376
Gramercy Capital Corp. (o)(N)                           3,078              86
Greater Bay Bancorp                                    30,024             773
Hanmi Financial Corp. (N)                              85,548           1,828
HCC Insurance Holdings, Inc.                           53,700           1,808
Health Care Property Investors, Inc. (o)               42,440           1,333
Health Care REIT, Inc. (o)(N)                          38,500           1,589
HealthExtras, Inc. (AE)                                62,900           1,449
Highland Hospitality Corp. (o)                         89,300           1,234
Horace Mann Educators Corp.                            19,900             401
Hospitality Properties Trust (o)                       36,700           1,778
HRPT Properties Trust (o)(N)                          275,018           3,273
IBERIABANK Corp. (N)                                    2,900             171
IMPAC Mortgage Holdings, Inc. (o)(N)                  111,487           1,056
Innkeepers USA Trust (o)                               25,600             439
International Securities Exchange Holdings, Inc.
   Class A (N)                                         72,400           3,718
Intersections, Inc. (AE)(N)                             1,700              18
Intervest Bancshares Corp. Class A (AE)(N)             10,676             382
Investors Real Estate Trust (o)(N)                      2,500              25
IPC Holdings, Ltd. (N)                                 46,200           1,388
iStar Financial, Inc. (o)                              35,500           1,645
ITLA Capital Corp.                                        400              23
Jefferies Group, Inc. (N)                              57,200           1,643

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
John H Harland Co. (N)                                  5,154             211
Jones Lang LaSalle, Inc. (N)                           26,356           2,425
Knight Capital Group, Inc. Class A (AE)(N)            253,318           4,724
LandAmerica Financial Group, Inc. (N)                  39,725           2,506
LTC Properties, Inc. (o)(N)                            20,183             547
Luminent Mortgage Capital, Inc. (o)                    50,800             539
Macatawa Bank Corp. (N)                                 6,100             134
Mack-Cali Realty Corp. (o)                             43,900           2,322
Medical Properties Trust, Inc. (o)(N)                  27,850             378
Mercantile Bank Corp.                                   3,700             147
Mercantile Bankshares Corp.                            15,543             701
Mid-America Apartment Communities, Inc. (o)            22,300           1,419
Municipal Mortgage & Equity LLC (N)                     7,800             216
Nara Bancorp, Inc. (N)                                 25,010             475
National Penn Bancshares, Inc. (N)                      6,186             127
National Retail Properties, Inc. (o)(N)                47,090           1,058
Nationwide Financial Services, Inc. (N)                27,300           1,390
Nelnet, Inc. Class A (AE)(N)                           17,000             500
New Century Financial Corp. (o)(N)                     36,890           1,453
NorthStar Realty Finance Corp. (o)(N)                 212,003           3,212
Odyssey Re Holdings Corp. (N)                           4,000             142
Ohio Casualty Corp.                                    17,300             475
Old Republic International Corp.                       60,250           1,357
Open Solutions, Inc. (AE)(N)                           47,900           1,790
Pacific Capital Bancorp                                24,034             739
PFF Bancorp, Inc.                                      16,360             507
Philadelphia Consolidated Holding Co. (AE)             28,200           1,103
Piper Jaffray Cos., Inc. (AE)(N)                       32,215           2,228
PMI Group, Inc. (The) (N)                              29,000           1,237
Preferred Bank                                          4,170             244
ProAssurance Corp. (AE)                                81,645           3,976
Protective Life Corp.                                  13,400             593
Provident Financial Holdings, Inc. (N)                  6,821             206
Provident Financial Services, Inc. (N)                 30,380             557
PS Business Parks, Inc. (o)                             9,966             656
R&G Financial Corp. Class B                            31,400             242
Radian Group, Inc. (N)                                 24,000           1,279
RAIT Investment Trust (o)(N)                            6,300             189
Raymond James Financial, Inc.                          64,400           2,052
Realty Income Corp. (o)(N)                             50,700           1,338
Regency Centers Corp. (o)                               2,000             144
Reinsurance Group of America, Inc.                      4,524             255
RenaissanceRe Holdings, Ltd. (N)                       29,000           1,578
Resource Capital Corp. (AE)                             7,000             115

                                                         Special Growth Fund  27

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ryder System, Inc. (N)                                 46,300           2,438
S1 Corp. (AE)(N)                                       45,900             227
Safety Insurance Group, Inc. (N)                       41,488           2,075
SeaBright Insurance Holdings, Inc. (AE)                15,600             256
SEI Investments Co. (N)                                62,120           3,496
Senior Housing Properties Trust (o)(N)                 76,549           1,755
Sky Financial Group, Inc.                              27,600             691
SL Green Realty Corp. (o)                               7,228             875
South Financial Group, Inc. (The)                      42,300           1,122
Southwest Bancorp, Inc. (N)                            47,147           1,278
Sovran Self Storage, Inc. (o)                          24,400           1,439
Spirit Finance Corp. (o)                               20,940             249
Stancorp Financial Group, Inc.                         42,600           1,946
Sterling Bancorp                                        6,405             125
Sterling Bancshares, Inc.                              28,300             518
Stewart Information Services Corp.                     21,830             809
Sunstone Hotel Investors, Inc. (o)                     48,500           1,429
Susquehanna Bancshares, Inc.                           25,600             640
SWS Group, Inc.                                        11,346             315
Taylor Capital Group, Inc.                              2,088              73
TCF Financial Corp. (N)                                16,800             437
TD Banknorth, Inc. (N)                                 40,948           1,211
Thornburg Mortgage, Inc. (o)(N)                        54,500           1,400
TierOne Corp. (N)                                      10,053             321
Tower Group, Inc. (N)                                  69,150           2,444
TradeStation Group, Inc. (AE)(N)                       28,400             444
Triad Guaranty, Inc. (AE)(N)                           38,994           2,009
UMB Financial Corp.                                     6,400             229
Umpqua Holdings Corp. (N)                               8,100             229
United Bankshares, Inc.                                 5,100             195
United Community Banks, Inc. (N)                        9,500             299
Unitrin, Inc.                                          25,300           1,086
Valley National Bancorp (N)                             9,030             235
Virginia Commerce Bancorp (AE)(N)                       7,080             144
Weingarten Realty Investors (o)(N)                      6,100             284
Whitney Holding Corp.                                  32,049           1,047
Williams Scotsman International, Inc. (AE)(N)           8,200             193
Winston Hotels, Inc. (o)                               10,670             129
World Acceptance Corp. (AE)(N)                          7,648             382
Zenith National Insurance Corp. (N)                    53,372           2,483
Zions Bancorporation                                   16,500           1,327
                                                                 ------------
                                                                      205,273
                                                                 ------------

Health Care - 10.6%
Accelrys, Inc. (AE)                                    88,700             559
Adams Respiratory Therapeutics, Inc. (AE)              53,451           2,304
Albany Molecular Research, Inc. (AE)                   20,738             247
Alkermes, Inc. (AE)(N)                                 78,870           1,325
Alliance Imaging, Inc. (AE)(N)                         17,900             151
Allscripts Healthcare Solutions, Inc. (AE)            110,132           2,598

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Alpharma, Inc. Class A                                 39,090             863
American Medical Systems Holdings, Inc. (AE)          210,683           3,752
AMERIGROUP Corp. (AE)                                  68,964           2,066
Amsurg Corp. Class A (AE)(N)                            8,188             172
Analogic Corp. (N)                                     20,200           1,127
Applera Corp. - Celera Genomics Group (AE)            192,100           2,981
Apria Healthcare Group, Inc. (AE)(N)                   12,860             300
Arqule, Inc. (AE)(N)                                   15,314              62
Arthrocare Corp. (AE)                                  64,678           2,614
Beckman Coulter, Inc. (N)                               8,700             501
Bio-Rad Laboratories, Inc. Class A (AE)                19,777           1,452
Bruker BioSciences Corp. (AE)                          25,832             206
Cerner Corp. (AE)(N)                                   46,300           2,237
Charles River Laboratories International, Inc.
   (AE)(N)                                             62,400           2,678
Community Health Systems, Inc. (AE)                    76,614           2,486
Computer Programs & Systems, Inc. (N)                   4,249             145
Conor Medsystems, Inc. (AE)(N)                         58,000           1,424
Cooper Cos., Inc. (The) (N)                            53,900           3,106
Covance, Inc. (AE)                                     35,800           2,094
Dade Behring Holdings, Inc.                             5,586             204
DaVita, Inc. (AE)(N)                                  146,075           8,126
Dendreon Corp. (AE)(N)                                 29,200             147
Dendrite International, Inc. (AE)                       7,491              78
Discovery Laboratories, Inc. (AE)(N)                   58,700             153
Endo Pharmaceuticals Holdings, Inc. (AE)(N)            47,250           1,349
Enzon Pharmaceuticals, Inc. (AE)(N)                    48,636             416
Flamel Technologies SA - ADR (AE)(N)                   15,500             385
Genesis HealthCare Corp. (AE)                          11,740             569
Greatbatch, Inc. (AE)(N)                               23,000             517
Haemonetics Corp. (AE)(N)                              14,722             671
Hanger Orthopedic Group, Inc. (AE)                      2,000              16
Healthcare Services Group (N)                          52,300           1,422
Healthspring, Inc. (AE)                                28,000             564
Healthways, Inc. (AE)                                  65,372           2,769
Henry Schein, Inc. (AE)                                88,612           4,403
Hologic, Inc. (AE)                                     92,458           4,452
ICU Medical, Inc. (AE)(N)                               8,077             341
Idexx Laboratories, Inc. (AE)                           3,200             266
Illumina, Inc. (AE)(N)                                157,727           6,934
Intralase Corp. (AE)(N)                                50,500             993
Inverness Medical Innovations, Inc. (AE)(N)            34,600           1,304
Invitrogen Corp. (AE)                                   9,300             540
Kendle International, Inc. (AE)(N)                     11,730             406

 28  Special Growth Fund

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
King Pharmaceuticals, Inc. (AE)(N)                     24,640             412
Kos Pharmaceuticals, Inc. (AE)(N)                       4,600             229
Landauer, Inc. (AE)                                     4,511             247
LCA-Vision, Inc.                                       17,502             615
Lifecell Corp. (AE)(N)                                 54,900           1,286
LifePoint Hospitals, Inc. (AE)                         26,700             948
Magellan Health Services, Inc. (AE)(N)                 10,005             437
Medcath Corp. (AE)                                     15,265             404
Medical Action Industries, Inc. (AE)(N)                10,467             278
Mentor Corp.                                           46,042           2,155
Millennium Pharmaceuticals, Inc. (AE)(N)               95,100           1,113
Molecular Devices Corp. (AE)                            5,430             109
Molina Healthcare, Inc. (AE)(N)                        47,640           1,869
Myriad Genetics, Inc. (AE)(N)                          36,500             982
Neurocrine Biosciences, Inc. (AE)(N)                   24,400             282
Noven Pharmaceuticals, Inc. (AE)(N)                    34,492             766
Omnicell, Inc. (AE)                                     8,350             156
Pain Therapeutics, Inc. (AE)(N)                        19,627             164
Palomar Medical Technologies, Inc. (AE)(N)              8,330             392
Parexel International Corp. (AE)                       20,370             603
Patterson Cos., Inc. (AE)                              53,517           1,758
Perrigo Co. (N)                                        64,868           1,161
Pharmaceutical Product Development, Inc.               66,982           2,120
Pharmacopeia Drug Discovery, Inc. (AE)                 51,050             224
Pharmacyclics, Inc. (AE)(N)                             5,300              29
PharmaNet Development Group, Inc. (AE)(N)              23,351             437
Phase Forward, Inc. (AE)                              109,700           1,523
PolyMedica Corp. (N)                                   36,400           1,512
PSS World Medical, Inc. (AE)                           82,579           1,662
Psychiatric Solutions, Inc. (AE)                       97,030           3,221
Quality Systems, Inc.                                  55,864           2,371
Savient Pharmaceuticals, Inc. (AE)                     54,578             415
Sciclone Pharmaceuticals, Inc. (AE)(N)                 20,100              52
Sierra Health Services, Inc. (AE)                       8,150             279
Stericycle, Inc. (AE)(N)                               33,000           2,333
STERIS Corp.                                           42,900           1,045
Sunrise Senior Living, Inc. (AE)(N)                    32,079           1,001
Techne Corp. (AE)                                      51,327           2,868
Tenet Healthcare Corp. (AE)(N)                        136,400             963
Universal Health Services, Inc. Class B                11,900             630
Varian Medical Systems, Inc. (AE)                      31,450           1,725
Ventana Medical Systems, Inc. (AE)(N)                  27,600           1,115
Viasys Healthcare, Inc. (AE)                            7,300             209
Vital Images, Inc. (AE)(N)                             19,856             616
Watson Pharmaceuticals, Inc. (AE)(N)                   83,760           2,254
WellCare Health Plans, Inc. (AE)(N)                    83,512           4,906
West Pharmaceutical Services, Inc.                     15,369             646
Zoll Medical Corp. (AE)                                22,399             867
                                                                 ------------
                                                                      125,864
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Integrated Oils - 0.1%
Giant Industries, Inc. (AE)(N)                         10,475             848
                                                                 ------------

Materials and Processing - 8.8%
Acuity Brands, Inc.                                    19,719             977
AEP Industries, Inc. (AE)(N)                            7,625             402
Airgas, Inc.                                           78,751           2,978
Albemarle Corp. (AE)                                   31,500           2,048
Aleris International, Inc. (AE)                        53,657           2,764
AM Castle & Co.                                        56,303           1,883
Amrep Corp. (N)                                         5,140             368
Aptargroup, Inc.                                       15,400             846
Arch Chemicals, Inc.                                    7,840             262
Ashland, Inc. (N)                                       6,440             381
Barnes Group, Inc. (N)                                 53,700           1,077
Builders FirstSource, Inc. (AE)(N)                     30,803             487
Cambrex Corp. (N)                                      66,519           1,556
CF Industries Holdings, Inc.                           46,170             915
Chaparral Steel Co. (AE)                               18,200             757
Chesapeake Corp. (N)                                   21,000             326
Chicago Bridge & Iron Co. NV                           75,496           1,854
Comfort Systems USA, Inc.                              74,650             867
Commercial Metals Co.                                  65,600           1,746
Constar International, Inc. (AE)(N)                    48,500             339
Crown Holdings, Inc. (AE)                              30,200             587
Cytec Industries, Inc.                                 61,500           3,406
Eastern Co. (The) (N)                                  75,000           1,312
Eastman Chemical Co.                                   30,000           1,828
EMCOR Group, Inc. (AE)                                 77,462           4,582
Encore Wire Corp. (AE)(N)                              29,600             796
Energizer Holdings, Inc. (AE)(N)                       24,140           1,886
Energy Conversion Devices, Inc. (AE)                   27,528           1,013
Ennis, Inc. (N)                                        60,500           1,390
Ferro Corp.                                            40,400             797
FMC Corp.                                              30,320           2,078
Georgia Gulf Corp. (N)                                 44,500             952
Gerdau Ameristeel Corp.                               142,000           1,444
Granite Construction, Inc.                             17,993             937
Greif, Inc. Class A                                     1,753             164
Harsco Corp.                                           17,900           1,461
HB Fuller Co.                                          80,500           1,996
Hercules, Inc. (AE)                                    60,400           1,099
Huntsman Corp. (AE)                                    41,000             708
Infrasource Services, Inc. (AE)                        43,769             856
Innospec, Inc.                                          3,100             104
Insituform Technologies, Inc. Class A (AE)(N)          92,800           2,169

                                                         Special Growth Fund  29

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Kaydon Corp. (N)                                       15,660             655
Lennox International, Inc.                             24,100             650
LSI Industries, Inc.                                   13,500             242
Lubrizol Corp.                                         47,100           2,119
Material Sciences Corp. (AE)                            2,648              31
Metal Management, Inc.                                 34,000             934
Mueller Industries, Inc.                               57,759           2,118
Mueller Water Products, Inc. Class A (AE)             134,058           2,141
Myers Industries, Inc. (N)                             48,932             887
Neenah Paper, Inc. (AE)                                14,721             542
Newkirk Realty Trust, Inc.                             10,300             174
NewMarket Corp.                                        16,112           1,036
Olin Corp.                                             51,400             889
OM Group, Inc. (AE)                                    66,455           3,788
Perini Corp. (AE)                                      10,300             255
Pioneer Cos., Inc. (AE)                                15,579             400
PolyOne Corp. (AE)(N)                                 101,782             835
PW Eagle, Inc. (N)                                     10,908             387
Quanex Corp. (N)                                       22,300             747
Reliance Steel & Aluminum Co.                          20,500             704
Rock-Tenn Co. Class A                                  34,827             719
Rockwood Holdings, Inc. (AE)                           41,900             977
Ryerson, Inc. (N)                                       4,710             113
Schnitzer Steel Industries, Inc. Class A (N)           47,392           1,657
Schulman A, Inc. (N)                                    9,620             233
Spartech Corp.                                         74,940           2,053
Standard Register Co. (The) (N)                        25,712             348
Steel Dynamics, Inc. (N)                               27,000           1,623
Steel Technologies, Inc.                               15,100             290
Superior Essex, Inc. (AE)                              34,080           1,278
Temple-Inland, Inc.                                    16,500             651
Terra Industries, Inc. (AE)(N)                         43,900             408
Texas Industries, Inc. (N)                             24,500           1,521
Timken Co.                                             45,700           1,373
Trammell Crow Co. (AE)                                 61,290           2,988
Universal Forest Products, Inc. (N)                     2,529             115
URS Corp. (AE)                                         26,700           1,079
USEC, Inc. (N)                                         19,500             218
USG Corp. (AE)(N)                                      41,200           2,014
Valmont Industries, Inc. (N)                           37,447           2,089
Washington Group International, Inc.                  109,184           6,182
Westlake Chemical Corp. (N)                            75,783           2,391
Wheeling-Pittsburgh Corp. (AE)(N)                       6,350             125
Xerium Technologies, Inc. (N)                           9,600             119
                                                                 ------------
                                                                      104,496
                                                                 ------------

Miscellaneous - 1.7%
Foster Wheeler, Ltd. (AE)(N)                           42,800           1,924
GP Strategies Corp. (AE)                               13,003             105
Hillenbrand Industries, Inc. (N)                       34,100           2,001
Johnson Controls, Inc. (N)                             18,000           1,468

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Lancaster Colony Corp.                                  3,900             158
McDermott International, Inc. (AE)                    143,239           6,403
SPX Corp. (N)                                          42,150           2,424
Walter Industries, Inc.                                80,660           3,750
Wesco Financial Corp.                                   4,203           2,015
                                                                 ------------
                                                                       20,248
                                                                 ------------

Other Energy - 4.6%
Alon USA Energy, Inc. (N)                               9,500             267
Atlas Pipeline Partners, LP (N)                        31,300           1,454
Bronco Drilling Co., Inc. (AE)(N)                      10,500             179
Cameron International Corp. (AE)                       36,408           1,824
Cimarex Energy Co. (N)                                 49,900           1,797
Comstock Resources, Inc. (AE)                          43,500           1,214
Core Laboratories NV (AE)                              65,018           4,739
Dawson Geophysical Co. (AE)(N)                         43,411           1,304
Denbury Resources, Inc. (AE)                           30,400             874
Dresser-Rand Group, Inc. (AE)                          29,000             629
Edge Petroleum Corp. (AE)                              25,300             461
Enbridge Energy Partners, LP Class A (N)               29,000           1,434
ENSCO International, Inc. (N)                          31,200           1,528
Equitable Resources, Inc. (N)                           3,040             123
FMC Technologies, Inc. (AE)(N)                          6,600             399
Foundation Coal Holdings, Inc. (N)                     34,000           1,248
Frontier Oil Corp.                                     40,500           1,191
Global Industries, Ltd. (AE)                           63,900           1,061
Grey Wolf, Inc. (AE)(N)                               101,205             708
Hercules Offshore, Inc. (AE)(N)                        43,600           1,553
Holly Corp. (N)                                        22,850           1,087
Hornbeck Offshore Services, Inc. (AE)(N)               71,079           2,565
Input/Output, Inc. (AE)(N)                             79,200             888
Meridian Resource Corp. (AE)(N)                        62,113             209
National-Oilwell Varco, Inc. (AE)                      39,569           2,390
Newfield Exploration Co. (AE)(N)                       17,900             730
Oil States International, Inc. (AE)                    15,100             438
Ormat Technologies, Inc. (N)                           10,900             419
Penn Virginia Corp.                                    17,881           1,279
Pioneer Drilling Co. (AE)(N)                           67,600             888
Reliant Energy, Inc. (AE)(N)                           17,401             221
St. Mary Land & Exploration Co. (N)                    27,897           1,040
Swift Energy Co. (AE)                                  44,600           2,084
Talisman Energy, Inc.                                  79,965           1,320
TEPPCO Partners, LP (N)                                38,000           1,498
Tetra Technologies, Inc. (AE)                         139,192           3,605
Trico Marine Services, Inc. (AE)(N)                    31,400           1,071
Unit Corp. (AE)                                        25,000           1,160

 30  Special Growth Fund

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Universal Compression Holdings, Inc. (AE)(N)            1,930             116
Veritas DGC, Inc. (AE)(N)                              59,062           4,253
Western Refining, Inc. (N)                             21,200             499
Whiting Petroleum Corp. (AE)                           32,100           1,432
XTO Energy, Inc.                                       36,609           1,708
                                                                 ------------
                                                                       54,887
                                                                 ------------

Producer Durables - 6.4%
AGCO Corp. (AE)(N)                                     36,248             970
AO Smith Corp. (N)                                     19,660             691
Arris Group, Inc. (AE)                                 42,371             568
ASML Holding NV (AE)                                  149,533           3,415
BE Aerospace, Inc. (AE)                               116,190           2,937
Belden CDT, Inc.                                       12,600             456
Briggs & Stratton Corp. (N)                            32,400             826
C&D Technologies, Inc. (N)                             13,500              67
C-COR, Inc. (AE)                                       58,524             585
Cascade Corp. (N)                                      33,700           1,725
Crane Co.                                              20,513             799
Credence Systems Corp. (AE)(N)                         84,596             272
Crown Castle International Corp. (AE)(N)               40,300           1,356
CTS Corp. (N)                                          22,636             320
Desarrolladora Homex SA de CV - ADR (AE)(N)            54,515           2,393
DR Horton, Inc. (N)                                    37,566             880
Ducommun, Inc. (AE)(N)                                 64,000           1,333
EnPro Industries, Inc. (AE)(N)                         16,946             542
Entegris, Inc. (AE)(N)                                156,127           1,750
ESCO Technologies, Inc. (AE)(N)                        74,309           3,227
Flow International Corp. (AE)(N)                        2,397              28
Flowserve Corp. (AE)                                   14,300             758
Garmin, Ltd. (N)                                       40,200           2,147
Gmarket, Inc. - ADR (AE)                               28,700             476
Herman Miller, Inc. (N)                                62,500           2,143
Interdigital Communications Corp. (AE)(N)              34,200           1,223
Itron, Inc. (AE)(N)                                    12,868             701
Kennametal, Inc.                                       28,144           1,737
Kimball International, Inc. Class B (N)                36,024             895
Kulicke & Soffa Industries, Inc. (AE)(N)               17,600             158
L-1 Identity Solutions, Inc. (AE)(N)                   78,500           1,123
Lam Research Corp. (AE)                                58,521           2,894
Lennar Corp. Class A (N)                               19,550             928
Mettler Toledo International, Inc. (AE)                75,000           5,149
Milacron, Inc. (AE)(N)                                154,829             139
MKS Instruments, Inc. (AE)                             34,600             749
NACCO Industries, Inc. Class A                          2,585             389
Novellus Systems, Inc. (AE)(N)                         35,800             990
Orbital Sciences Corp. (AE)(N)                         58,513           1,063
Pall Corp.                                             50,900           1,624
Polycom, Inc. (AE)                                    143,243           3,925

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Regal-Beloit Corp. (N)                                 20,833           1,030
Robbins & Myers, Inc. (N)                              45,986           1,770
SBA Communications Corp. Class A (AE)(N)               92,300           2,465
Steelcase, Inc. Class A (N)                            43,800             726
Technitrol, Inc.                                       38,700             976
Tecumseh Products Co. Class A (AE)(N)                  51,700             869
Tektronix, Inc.                                        58,000           1,761
Teledyne Technologies, Inc. (AE)                       21,500             897
Tennant Co.                                            34,802             962
Toll Brothers, Inc. (AE)(N)                            33,100             957
Tollgrade Communications, Inc. (AE)                    22,950             188
Triumph Group, Inc. (AE)(N)                             4,500             217
Ultra Clean Holdings (AE)                              72,200             942
Ultratech, Inc. (AE)(N)                                43,500             622
United Industrial Corp. (N)                             2,470             111
Varian Semiconductor Equipment Associates, Inc.
   (AE)(N)                                            194,904           7,112
Waters Corp. (AE)                                      15,079             751
Zygo Corp. (AE)                                         2,500              43
                                                                 ------------
                                                                       76,750
                                                                 ------------

Technology - 16.3%
Actel Corp. (AE)                                       23,200             380
ActivIdentity Corp. (AE)(N)                            15,600              87
Acxiom Corp.                                           32,099             794
Adaptec, Inc. (AE)                                    289,584           1,312
Agile Software Corp. (AE)(N)                          206,200           1,390
Akamai Technologies, Inc. (AE)(N)                      83,000           3,889
Alliance Semiconductor Corp. (AE)                      70,300             260
Altiris, Inc. (AE)                                      5,900             133
Amdocs, Ltd. (AE)                                      39,300           1,523
American Reprographics Co. (AE)                        31,682           1,125
American Software, Inc. Class A                         9,126              66
Amphenol Corp. Class A                                113,022           7,674
Anaren, Inc. (AE)                                      17,332             349
Ansoft Corp. (AE)(N)                                   50,181           1,338
Ansys, Inc. (AE)                                       90,900           4,181
Applera Corp. - Applied Biosystems Group               32,400           1,208
Applied Micro Circuits Corp. (AE)                      57,300             175
Ariba, Inc. (AE)(N)                                    69,000             521
Arrow Electronics, Inc. (AE)                           56,000           1,672
ASE Test, Ltd. (AE)(N)                                131,000           1,158
Aspen Technology, Inc. (AE)(N)                         51,100             512
Atmel Corp. (AE)                                      198,632           1,142
Avanex Corp. (AE)(N)                                  160,500             255
Avnet, Inc. (AE)(N)                                    77,300           1,830
Avocent Corp. (AE)                                     14,400             529

                                                         Special Growth Fund  31

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
BEA Systems, Inc. (AE)                                165,200           2,688
BearingPoint, Inc. (AE)(N)                             60,600             505
Benchmark Electronics, Inc. (AE)                      260,253           6,910
Blackbaud, Inc.                                        43,762           1,094
Broadwing Corp. (AE)(N)                                37,642             564
Brocade Communications Systems, Inc. (AE)(N)          465,104           3,772
Captaris, Inc. (AE)                                    29,951             176
Carrier Access Corp. (AE)(N)                           19,785             124
Cbeyond, Inc. (AE)(N)                                  57,400           1,741
Ceridian Corp. (AE)                                     8,400             198
Ciena Corp. (AE)(N)                                   170,209           4,002
Cirrus Logic, Inc. (AE)                                68,363             483
Citrix Systems, Inc. (AE)                              41,400           1,223
ClearOne Communications, Inc. (AE)                        358               1
Cognizant Technology Solutions Corp. Class A
   (AE)(N)                                             38,600           2,906
Coherent, Inc. (AE)(N)                                 31,232           1,007
Comverse Technology, Inc. (AE)                         99,541           2,167
Conexant Systems, Inc. (AE)(N)                         10,400              20
Cray, Inc. (AE)(N)                                     16,808             155
CSG Systems International, Inc. (AE)(N)                79,928           2,156
Cubic Corp. (N)                                        41,034             858
Daktronics, Inc. (N)                                   70,800           1,679
Digital River, Inc. (AE)(N)                            51,400           2,973
DSP Group, Inc. (AE)                                    4,950             107
Echelon Corp. (AE)(N)                                   7,500              63
Emulex Corp. (AE)                                       4,775              90
Equinix, Inc. (AE)(N)                                  96,299           6,587
Exar Corp. (AE)                                         8,400             109
Extreme Networks (AE)(N)                              165,178             628
Fairchild Semiconductor International, Inc. (AE)       41,100             662
Flir Systems, Inc. (AE)(N)                             30,900             987
Formfactor, Inc. (AE)(N)                               29,200           1,115
Foundry Networks, Inc. (AE)                            76,600             970
Gartner, Inc. (AE)(N)                                 247,500           4,603
Genesis Microchip, Inc. (AE)(N)                        61,137             627
Gerber Scientific, Inc. (AE)                           12,400             181
Hittite Microwave Corp. (AE)(N)                        43,900           1,505
II-VI, Inc. (AE)                                       21,100             517
Ikanos Communications, Inc. (AE)(N)                    42,600             358
Imation Corp.                                           8,300             380
InFocus Corp. (AE)                                     75,300             212
Ingram Micro, Inc. Class A (AE)                       127,800           2,634
Integrated Device Technology, Inc. (AE)               139,600           2,213
Integrated Silicon Solutions, Inc. (AE)(N)            114,600             606
Interwoven, Inc. (AE)                                  71,641             911
JDA Software Group, Inc. (AE)(N)                       19,467             286
JDS Uniphase Corp. (AE)(N)                             49,575             720
Keane, Inc. (AE)                                        9,300             108
Kemet Corp. (AE)                                       81,100             596
Keynote Systems, Inc. (AE)(N)                          60,900             658

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Lattice Semiconductor Corp. (AE)                      139,753             868
Lawson Software, Inc. (AE)(N)                         247,300           1,884
Leadis Technology, Inc. (AE)                            4,700              22
Logility, Inc. (AE)                                     5,249              47
LSI Logic Corp. (AE)                                  180,200           1,811
McData Corp. Class A (AE)(N)                          125,047             709
MEMC Electronic Materials, Inc. (AE)                   39,100           1,388
Mentor Graphics Corp. (AE)(N)                         373,958           6,309
Mercury Computer Systems, Inc. (AE)                    14,400             177
Merge Technologies, Inc. (AE)(N)                       33,078             255
Methode Electronics, Inc.                              21,700             240
Micros Systems, Inc. (AE)                              54,775           2,721
MicroStrategy, Inc. Class A (AE)(N)                    10,221           1,220
MIPS Technologies, Inc. Class A (AE)                   15,000             111
Novell, Inc. (AE)                                     278,200           1,669
Nuance Communications, Inc. (AE)(N)                   142,800           1,648
Opnet Technologies, Inc. (AE)(N)                       15,449             226
Opsware, Inc. (AE)(N)                                 158,900           1,444
Orckit Communications, Ltd. (AE)(N)                    48,600             419
Parametric Technology Corp. (AE)                      148,967           2,911
Park Electrochemical Corp. (N)                         24,785             761
Pegasystems, Inc. (N)                                   9,579              92
Plexus Corp. (AE)                                      18,795             412
PMC - Sierra, Inc. (AE)(N)                            256,300           1,699
Portalplayer, Inc. (AE)                                49,711             598
PowerDsine, Ltd. (AE)(N)                               53,800             584
Quantum Corp. (AE)(N)                                 305,300             666
Rackable Systems, Inc. (AE)(N)                         59,100           1,833
Radisys Corp. (AE)(N)                                  30,097             552
RADVision, Ltd. (AE)                                   14,200             272
RADWARE, Ltd. (AE)(N)                                  22,600             330
RealNetworks, Inc. (AE)(N)                            237,390           2,607
Riverbed Technology, Inc. (AE)                         14,300             343
Rockwell Automation, Inc.                              59,455           3,686
Sanmina-SCI Corp. (AE)                                203,500             804
Seachange International, Inc. (AE)(N)                  85,200             715
Seagate Technology (N)                                109,745           2,478
Semtech Corp. (AE)                                     82,700           1,078
Sigma Designs, Inc. (AE)(N)                            55,800           1,172
Sigmatel, Inc. (AE)                                    95,700             497
Silicon Image, Inc. (AE)                               76,230             902
Silicon Motion Technology Corp. - ADR (AE)             14,300             220
Silicon Storage Technology, Inc. (AE)(N)              189,073             792
Skyworks Solutions, Inc. (AE)(N)                      284,000           1,883
Smith Micro Software, Inc. (AE)(N)                     43,200             735
Solectron Corp. (AE)(N)                               309,300           1,033
SonicWALL, Inc. (AE)                                  149,130           1,566

 32  Special Growth Fund

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
SPSS, Inc. (AE)                                         5,750             159
Stellent, Inc.                                         24,297             271
SupportSoft, Inc. (AE)                                 20,300             104
Sybase, Inc. (AE)                                      14,551             354
Sycamore Networks, Inc. (AE)                          223,860             839
Sykes Enterprises, Inc. (AE)                           44,159             896
Syniverse Holdings, Inc. (AE)                          16,413             242
SYNNEX Corp. (AE)(N)                                   49,738           1,117
Synopsys, Inc. (AE)(N)                                185,760           4,181
Tekelec (AE)(N)                                       110,600           1,631
Tessera Technologies, Inc. (AE)                       150,817           5,265
TIBCO Software, Inc. (AE)                             202,510           1,873
Transaction Systems Architects, Inc. (AE)             101,914           3,435
Triquint Semiconductor, Inc. (AE)(N)                  227,110           1,022
Tyler Technologies, Inc. (AE)(N)                       28,662             407
Ultimate Software Group, Inc. (AE)(N)                  99,700           2,467
Unisys Corp. (AE)(N)                                  456,600           2,986
Utstarcom, Inc. (AE)(N)                               174,900           1,884
Varian, Inc. (AE)                                      49,100           2,302
VeriFone Holdings, Inc. (AE)(N)                        14,400             421
Vignette Corp. (AE)(N)                                125,130           2,040
Vocus, Inc. (AE)(N)                                   131,000           2,125
Wavecom Sa - ADR (AE)(N)                               34,400             467
webMethods, Inc. (AE)                                 145,301           1,093
Westell Technologies, Inc. Class A (AE)                68,600             165
Western Digital Corp. (AE)                             86,400           1,579
Zhone Technologies, Inc. (AE)(N)                        8,800              12
Zoran Corp. (AE)                                       33,300             464
                                                                 ------------
                                                                      193,528
                                                                 ------------

Utilities - 3.2%
AGL Resources, Inc.                                     6,400             240
Allete, Inc.                                           15,800             713
Alliant Energy Corp. (N)                               33,611           1,289
Avista Corp. (N)                                       48,240           1,242
Black Hills Corp. (N)                                  14,871             513
Centerpoint Energy, Inc. (N)                           80,000           1,238
CenturyTel, Inc.                                       20,650             831
Cincinnati Bell, Inc. (AE)                            160,296             752
Cleco Corp. (N)                                        12,970             333
CMS Energy Corp. (AE)(N)                               75,500           1,124
CT Communications, Inc. (N)                            49,712           1,159
Laclede Group, Inc. (The)                               4,900             175
Leap Wireless International, Inc. (AE)(N)              48,850           2,709
MDU Resources Group, Inc.                              63,300           1,626
NeuStar, Inc. Class A (AE)(N)                         117,144           3,423
New Jersey Resources Corp. (N)                         15,400             799
NII Holdings, Inc. (AE)                                40,426           2,629
NorthWestern Corp. (N)                                 28,752           1,017
NSTAR (N)                                              18,700             651
OGE Energy Corp. (N)                                   35,500           1,370

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Pepco Holdings, Inc.                                  106,550           2,708
Pinnacle West Capital Corp. (N)                        37,200           1,778
Portland General Electric Co. (N)                      21,110             544
RCN Corp. (AE)                                         24,200             699
Southern Union Co. (N)                                 47,900           1,326
Southwest Gas Corp. (N)                                 7,635             274
TECO Energy, Inc.                                      98,700           1,628
Telephone & Data Systems, Inc.                         25,000           1,221
UGI Corp.                                              49,900           1,322
Unisource Energy Corp.                                 25,500             907
USA Mobility, Inc. (N)                                 14,908             378
Westar Energy, Inc.                                    42,197           1,068
                                                                 ------------
                                                                       37,686
                                                                 ------------

TOTAL COMMON STOCKS
(cost $954,695)                                                     1,099,191
                                                                 ------------

WARRANTS & RIGHTS - 0.0%
Financial Services - 0.0%
Washington Mutual, Inc.
   2050 Warrants (AE)                                 210,900              23
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $45)                                                                 23
                                                                 ------------

SHORT-TERM INVESTMENTS - 7.6%
Russell Investment Company
   Money Market Fund                               86,722,444          86,722
United States Treasury Bills (c)(z)(sec.)
   4.815% due 12/07/06                                    100             100
   4.891% due 12/07/06                                  3,000           2,986
   4.982% due 12/07/06                                    500             498
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $90,306)                                                         90,306
                                                                 ------------

                                                         Special Growth Fund  33

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
OTHER SECURITIES - 32.5%
Russell Investment Company
   Money Market Fund (X)                           99,126,566          99,127
State Street Securities Lending
   Quality Trust (X)                              287,172,066         287,172
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $386,299)                                                       386,299
                                                                 ------------

TOTAL INVESTMENTS - 132.6%
(identified cost $1,431,345)                                        1,575,819

OTHER ASSETS AND LIABILITIES,
NET - (32.6%)                                                        (387,413)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,188,406
                                                                 ============

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 2000 Mini Index (CME)
   expiration date 12/06 (1,135)                           87,509              5,101
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                      5,101
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 34  Special Growth Fund

RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       3.2
Consumer Discretionary                                       18.9
Consumer Staples                                              1.4
Financial Services                                           17.3
Health Care                                                  10.6
Integrated Oils                                               0.1
Materials and Processing                                      8.8
Miscellaneous                                                 1.7
Other Energy                                                  4.6
Producer Durables                                             6.4
Technology                                                   16.3
Utilities                                                     3.2
Warrants & Rights                                              --*
Short-Term Investments                                        7.6
Other Securities                                             32.5
                                                  ---------------
Total Investments                                           132.6
Other Assets and Liabilities, Net                           (32.6)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.4

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                         Special Growth Fund  35

RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                               QUANTITATIVE EQUITY - CLASS S            RUSSELL 1000(R) **
                                                               -----------------------------            ------------------
Inception*                                                                 10000                              10000
1997                                                                       13259                              13184
1998                                                                       15518                              15783
1999                                                                       19615                              19821
2000                                                                       21393                              21616
2001                                                                       16236                              15987
2002                                                                       13647                              13653
2003                                                                       16592                              16700
2004                                                                       17973                              18258
2005                                                                       19769                              20169
2006                                                                       22832                              23401

Quantitative Equity Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 15.49%
5 Years                                 7.06%sec.
10 Years                                8.61%sec.

Quantitative Equity Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 15.18%
5 Years                                 6.79%sec.
10 Years                                8.24%sec.

Quantitative Equity Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 14.34%
5 Years                                 6.00%sec.
10 Years                                7.66%sec.

Russell 1000(R) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.02%
5 Years                                 7.92%sec.
10 Years                                8.87%sec.

 36  Quantitative Equity Fund

RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Quantitative Equity Fund Class S, Class E and Class C Shares gained 15.49%, 15.18% and 14.34%, respectively. This compared to the Russell 1000(R) Index, which gained 16.02% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Core Funds Average returned 13.60%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund's money managers typically use a variety of quantitative investment models (mathematical formulas based on statistical analyses) and techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of the Russell 1000(R) Index. Examples of those quantitative models are dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models and price momentum models. The money managers select stocks that are deemed attractive based upon the quantitative models and factors or characteristics money managers' research has found to be predictive of positive excess returns over the long term.

Two of the primary long-term factors on which the Fund's money managers select stocks, positive price momentum and positive earnings surprises and revisions, were not rewarded by the market during the fiscal year. This contributed to the Fund's relative underperformance. Another detractor from performance was an underweight to stocks with higher dividend yields, which significantly outperformed.

The utilities sector posted the best performance of any sector during the fiscal year. This contributed to the Fund's relative underperformance as the Fund was underweighted in this sector. An underweight in the best-performing industry, cable TV and radio, was the biggest detractor within the utilities sector. Weak stock selection in the strong integrated oil sector as well as in the weak technology sector contributed negatively.

The primary positive contributors to Fund performance were the Fund's strategy to be fully invested by exposing cash reserves to appropriate markets and its exposure to companies with factor exposures the Fund's money managers believed to be predictive of positive long-term excess returns. The key factors that were positively rewarded by the market during the fiscal year were low valuation measures and low forecasted growth. The Fund's performance benefited from an overweight in lower valuation stocks and an underweight in stocks with high forecasted growth. Good stock selection in the strong materials and processing, the weak health care, and the weak consumer discretionary sectors contributed positively to excess returns.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Detracting from performance were weak stock selection in the strong and overweighted integrated oil sector as well as weak selection in the weak and overweighted health care sector. Contributing positively to the Fund's relative performance were the Fund's overweight in the strong materials and processing and producer durables sectors coupled with strong stock selection. While the Fund was underweight in the strong financial services sector, strong stock selection in that sector overcame the underweight and contributed positively to performance.

RIMCo may employ a "select holdings" strategy for a portion of the Fund's assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund's money managers to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund's exposure to stocks that are viewed as attractive by multiple money managers. Implementation of this strategy includes periodic rebalancing of the holdings. The select holdings strategy contributed positively to relative performance during the fiscal year, particularly during the third quarter.

Franklin Portfolio Associates, LLC outperformed due to its overweight in lower valuation stocks, as well as less of an emphasis on momentum. Franklin also benefited from strong stock selection, particularly in the health care and materials and processing sectors.

Aronson + Johnson + Ortiz, L.P.'s strong tilt toward lower valuation stocks helped it overcome negative contributions to relative performance caused by its price momentum component and outperform its benchmark. Aronson also benefited from favorable sector allocations, especially an underweight in other energy. Strong stock selection, particularly in the materials and processing, technology, and producer durable sectors contributed positively to its outperformance.

Goldman Sachs Asset Management, L.P. outperformed on the strength of its stock selection, which was particularly strong in the materials and processing and consumer discretionary sectors.

                                                    Quantitative Equity Fund  37

RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Jacobs Levy Equity Management, Inc. ("JLEM") was the only money manager to underperform over the course of the year due to both weak sector allocation decisions and poor stock selection. During the period, its underweight in the strong utilities and overweight of the weak health care sectors had the most negative effect on its sector allocation contributions. Weak stock selection in producer durables, materials and processing, and integrated oils also negatively impacted the Fund's relative performance. During the first 10 months of the fiscal year, JLEM had a long-only investment assignment. Weak stock selection and sector allocations contributed to its underperformance during that time period. Stock selection in the materials and processing, producer durables, and other energy sectors were poor. In August, JLEM's assignment was changed to a limited long-short strategy. The limited long-short strategy outperformed the Index in the remaining two months of the fiscal year due to stronger stock selection, particularly in the consumer discretionary and utility sectors.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

The target allocation to the select holdings strategy was increased from 5% to 10% in February. Additionally, Jacobs Levy's long-only mandate was changed to a limited long-short assignment in August. There were no changes to the money manager line-up for the fiscal year ended October 31, 2006. In order to increase the Select Holdings portfolio from a 5% allocation to 10% in February, the target weighting for each of the four money managers in the Fund were reduced.

Money Managers as of                                                  Style
October 31, 2006


Aronson+Johnson+Ortiz, L.P.                 Market-Oriented
Franklin Portfolio Associates, LLC          Market-Oriented
Goldman Sachs Asset Management, L.P.        Market-Oriented
Jacobs Levy Equity Management, Inc.         Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Assumes initial investment on November 1, 1996.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares prior to November 4, 1996 are the performance of the Fund's Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class E Shares from November 4, 1996 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.

++++ The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund's Class S Shares from November 1, 1996 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 38  Quantitative Equity Fund

RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,045.50      $     1,015.12
Expenses Paid During
Period*                       $        10.31      $        10.16

* Expenses are equal to the Fund's annualized expense ratio of 2.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,049.30      $     1,018.95
Expenses Paid During
Period*                       $         6.41      $         6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,050.60      $     1,020.21
Expenses Paid During
Period*                       $         5.12      $         5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                    Quantitative Equity Fund  39

RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 101.0%
Auto and Transportation - 2.8%
Alaska Air Group, Inc. (AE)                             1,100              44
ArvinMeritor, Inc.                                     32,300             485
Burlington Northern Santa Fe Corp. (U)                107,900           8,365
CH Robinson Worldwide, Inc.                            88,394           3,690
Continental Airlines, Inc. Class A (AE)(N)             29,500           1,088
CSX Corp.                                             534,510          19,066
EGL, Inc. (AE)                                         34,600           1,176
Expeditors International Washington, Inc.              63,500           3,011
FedEx Corp. (U)                                        73,000           8,361
Goodyear Tire & Rubber Co. (The) (AE)                 146,900           2,252
Harley-Davidson, Inc.                                  71,300           4,893
Heartland Express, Inc.                                20,500             335
JB Hunt Transport Services, Inc. (N)                  107,700           2,331
Norfolk Southern Corp.                                213,740          11,236
Old Dominion Freight Line, Inc. (AE)                   24,400             675
Overseas Shipholding Group, Inc.                       78,409           4,904
Paccar, Inc.                                          274,321          16,243
Southwest Airlines Co. (N)                            104,800           1,575
Thor Industries, Inc. (N)                              61,400           2,691
TRW Automotive Holdings Corp. (AE)                     23,900             613
Union Pacific Corp. (U)                               199,423          18,074
                                                                 ------------
                                                                      111,108
                                                                 ------------

Consumer Discretionary - 14.0%
Abercrombie & Fitch Co. Class A                         4,600             353
Accenture, Ltd. Class A (AE)                          231,060           7,604
Aeropostale, Inc. (AE)                                 52,200           1,530
American Eagle Outfitters, Inc. (N)                   232,500          10,648
American Greetings Corp. Class A                      136,160           3,256
AnnTaylor Stores Corp. (AE)                           114,000           5,018
Aramark Corp. Class B                                  42,300           1,414
Autonation, Inc. (AE)                                 367,849           7,375
Avis Budget Group, Inc. (AE)                           37,500             742
Best Buy Co., Inc. (U)                                113,300           6,260
Big Lots, Inc. (AE)                                   144,230           3,040
Brinker International, Inc.                           101,000           4,689
CBS Corp. Class B                                     564,390          16,333
Chipotle Mexican Grill, Inc. Class B (AE)              14,889             869
Circuit City Stores, Inc.                             357,470           9,645
Clear Channel Communications, Inc.                    225,390           7,855
Coach, Inc. (AE)                                      294,100          11,658
Coldwater Creek, Inc. (AE)                             23,900             729
Corporate Executive Board Co.                          26,300           2,362
Costco Wholesale Corp.                                 80,060           4,274
Darden Restaurants, Inc.                              257,970          10,809
Dillard's, Inc. Class A                               250,470           7,557

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
DIRECTV Group, Inc. (The) (AE)                        386,900           8,620
DreamWorks Animation SKG, Inc. Class A (AE)            22,100             585
Dress Barn, Inc. (AE)                                  58,400           1,268
Earthlink, Inc. (AE)                                   27,800             195
Eastman Kodak Co.                                      49,300           1,203
eBay, Inc. (AE)(U)                                    167,600           5,385
EchoStar Communications Corp. Class A (AE)             89,500           3,179
Estee Lauder Cos., Inc. (The) Class A                 104,300           4,213
Expedia, Inc. (AE)                                     28,900             470
Family Dollar Stores, Inc.                            147,000           4,329
Federated Department Stores, Inc. (U)                 177,900           7,812
Gemstar-TV Guide International, Inc. (AE)              10,057              35
Google, Inc. Class A (AE)(U)                           37,200          17,722
Guess?, Inc. (AE)                                      13,200             752
Hasbro, Inc.                                           81,500           2,112
Home Depot, Inc.                                       70,171           2,619
JC Penney Co., Inc. (N)                               195,100          14,677
Jones Apparel Group, Inc.                              54,870           1,833
Kimberly-Clark Corp.                                  112,600           7,490
Kohl's Corp. (AE)                                     298,300          21,060
Liberty Media Holding Corp. Series A (AE)              34,975           3,115
Limited Brands, Inc.                                   94,600           2,788
Lowe's Cos., Inc.                                     542,400          16,348
Manpower, Inc.                                        191,009          12,945
Marriott International, Inc. Class A                  197,510           8,250
Mattel, Inc.                                          152,800           3,458
McDonald's Corp. (U)                                  222,431           9,324
McGraw-Hill Cos., Inc. (The)                          625,565          40,142
Men's Wearhouse, Inc. (The)                            32,300           1,287
NetFlix, Inc. (AE)                                      7,000             194
News Corp. Class A                                  1,237,500          25,802
Nike, Inc. Class B                                     39,200           3,602
Nordstrom, Inc. (N)                                   178,600           8,457
Office Depot, Inc. (AE)                               528,808          22,205
Omnicom Group, Inc.                                    59,500           6,036
Republic Services, Inc. Class A                        32,100           1,316
Robert Half International, Inc.                        44,600           1,630
RR Donnelley & Sons Co.                                82,600           2,797
Sears Holdings Corp. (AE)                              16,000           2,792
Sirius Satellite Radio, Inc. (AE)                     164,700             631
Staples, Inc.                                         258,550           6,668
Starbucks Corp. (AE)(U)                               247,000           9,324
Starwood Hotels & Resorts Worldwide, Inc. (o)          36,800           2,198

 40  Quantitative Equity Fund

RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Target Corp. (U)                                      364,600          21,577
Time Warner, Inc.                                   2,263,240          45,287
TJX Cos., Inc.                                        449,800          13,022
Walt Disney Co.                                       747,290          23,510
Warner Music Group Corp. (AE)                          32,400             840
Waste Management, Inc.                                260,500           9,764
Wendy's International, Inc.                            34,300           1,187
Williams-Sonoma, Inc. (N)                              70,900           2,411
Yum! Brands, Inc.                                     126,300           7,510
                                                                 ------------
                                                                      545,996
                                                                 ------------

Consumer Staples - 5.7%
Altria Group, Inc.                                    106,910           8,695
Anheuser-Busch Cos., Inc. (U)                         162,800           7,720
Clorox Co.                                              1,400              90
Coca-Cola Co. (The) (U)                               367,600          17,174
Coca-Cola Enterprises, Inc.                            95,400           1,911
ConAgra Foods, Inc.                                   170,100           4,448
CVS Corp. (U)                                         310,580           9,746
Dean Foods Co. (AE)                                    27,230           1,141
General Mills, Inc.                                   177,800          10,103
Hormel Foods Corp. (N)                                 36,000           1,300
Kraft Foods, Inc. Class A                              57,450           1,976
Kroger Co. (The)                                      628,549          14,136
Loews Corp. - Carolina Group                           55,700           3,221
McCormick & Co., Inc.                                 122,800           4,593
Molson Coors Brewing Co. Class B                       21,400           1,523
Pepsi Bottling Group, Inc.                             47,300           1,496
PepsiCo, Inc. (U)                                     834,600          52,947
Procter & Gamble Co. (U)                              470,263          29,810
Reynolds American, Inc. (N)                           241,774          15,270
Safeway, Inc.                                         391,200          11,486
Supervalu, Inc.                                       169,900           5,675
Tyson Foods, Inc. Class A                             423,630           6,121
UST, Inc.                                             123,640           6,622
Whole Foods Market, Inc.                               72,200           4,609
                                                                 ------------
                                                                      221,813
                                                                 ------------

Financial Services - 23.4%
Aflac, Inc.                                           229,100          10,291
Alliance Data Systems Corp. (AE)                       59,300           3,601
Allstate Corp. (The)                                  271,600          16,665
AMBAC Financial Group, Inc.                           111,564           9,314
American Express Co. (U)                               24,800           1,434
American International Group, Inc. (U)                240,860          16,179
AmeriCredit Corp. (AE)(N)                             198,480           5,075
Ameriprise Financial, Inc.                            185,190           9,537
AON Corp.                                              79,800           2,776
Arthur J Gallagher & Co. (AE)                           5,900             164
Automatic Data Processing, Inc. (U)                   117,800           5,824
Bank of America Corp. (U)                           1,655,452          89,179
Bank of Hawaii Corp.                                   43,390           2,264

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Bank of New York Co., Inc. (The) (U)                  188,200           6,468
BB&T Corp.                                             29,100           1,266
Bear Stearns Cos., Inc. (The)                           9,800           1,483
Boston Properties, Inc. (o)                             8,260             882
Brown & Brown, Inc.                                    29,300             857
CapitalSource, Inc. (o)(N)                            111,900           3,104
CB Richard Ellis Group, Inc. Class A (AE)             172,800           5,189
Charles Schwab Corp. (The)                             92,700           1,689
Chubb Corp.                                            76,370           4,059
Cigna Corp.                                             7,140             835
Cincinnati Financial Corp. (N)                         91,337           4,170
CIT Group, Inc.                                       167,900           8,739
Citigroup, Inc. (U)                                 1,176,100          58,993
Comerica, Inc.                                        118,600           6,901
Commerce Group, Inc.                                    3,200              95
Corus Bankshares, Inc.                                 20,600             423
Countrywide Financial Corp.                           925,208          35,269
Covanta Holding Corp. (AE)                            138,500           2,816
Crescent Real Estate Equities Co. (o)                  43,400             946
Duke Realty Corp. (o)                                  33,400           1,338
Equity Office Properties Trust (o)                    177,100           7,527
FelCor Lodging Trust, Inc. (o)                         23,800             494
Fifth Third Bancorp                                    25,200           1,004
First Data Corp.                                       76,450           1,854
First Marblehead Corp. (The) (N)                       82,400           5,558
Fiserv, Inc. (AE)                                     283,600          14,010
Franklin Resources, Inc. (U)                           71,300           8,125
Genworth Financial, Inc. Class A                      256,370           8,573
Global Payments, Inc.                                  80,500           3,519
Goldman Sachs Group, Inc. (U)                         315,700          59,917
HCC Insurance Holdings, Inc.                           27,800             936
Health Care Property Investors, Inc. (o)               26,000             816
Health Care REIT, Inc. (o)                             22,200             916
Hospitality Properties Trust (o)(N)                    52,300           2,534
Host Hotels & Resorts, Inc. (o)                       349,200           8,053
HRPT Properties Trust (o)                              31,000             369
Hudson City Bancorp, Inc.                             124,450           1,709
IndyMac Bancorp, Inc. (N)                             117,400           5,336
IntercontinentalExchange, Inc. (AE)                    17,800           1,503
Investment Technology Group, Inc. (AE)                 29,900           1,396
Jones Lang LaSalle, Inc.                               35,550           3,271
JPMorgan Chase & Co. (U)                            1,325,406          62,877
KeyCorp                                               283,700          10,537
Kimco Realty Corp. (o)                                 54,390           2,417
Lehman Brothers Holdings, Inc. (U)                    350,700          27,299

                                                    Quantitative Equity Fund  41

RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Loews Corp.                                           488,310          19,005
MBIA, Inc.                                            129,623           8,039
Mellon Financial Corp.                                 74,200           2,879
Mercury General Corp.                                   3,100             161
Merrill Lynch & Co., Inc.                             284,960          24,911
Metlife, Inc. (U)                                     542,300          30,982
MGIC Investment Corp. (N)                              22,800           1,340
MoneyGram International, Inc.                          55,100           1,885
Moody's Corp.                                          71,000           4,707
Morgan Stanley (U)                                    656,900          50,207
National City Corp. (N)                               620,200          23,102
Nationwide Financial Services, Inc. (N)                33,820           1,722
New Century Financial Corp. (o)                        52,990           2,087
New Plan Excel Realty Trust (o)                        28,800             829
Old Republic International Corp.                      165,480           3,728
PNC Financial Services Group, Inc.                     92,100           6,450
Principal Financial Group, Inc.                       115,970           6,551
Progressive Corp. (The)                               212,200           5,129
ProLogis (o)                                           32,711           2,070
Protective Life Corp.                                   9,400             416
Prudential Financial, Inc. (U)                        100,500           7,731
Radian Group, Inc.                                    176,150           9,389
Raymond James Financial, Inc.                          23,400             746
Rayonier, Inc. (o)                                     61,100           2,505
Regions Financial Corp.                               265,333          10,069
Ryder System, Inc.                                     42,300           2,227
Safeco Corp. (N)                                      180,400          10,497
SL Green Realty Corp. (o)                              16,770           2,030
Sotheby's Holdings Class A (AE)                        71,700           2,725
St. Paul Travelers Cos., Inc. (The)                   176,200           9,009
Stancorp Financial Group, Inc.                         19,000             868
State Street Corp.                                    112,100           7,200
Synovus Financial Corp.                                20,800             611
T Rowe Price Group, Inc.                               44,330           2,097
TCF Financial Corp. (N)                                41,400           1,078
UnionBanCal Corp.                                      80,260           4,621
United Rentals, Inc. (AE)                              92,050           2,181
Unitrin, Inc.                                          12,900             554
US Bancorp                                            471,720          15,963
Ventas, Inc. (o)                                        9,100             355
Wachovia Corp. (U)                                    147,772           8,201
Washington Mutual, Inc. (N)(U)                        211,000           8,925
Wells Fargo & Co. (U)                               1,036,880          37,628
Wilmington Trust Corp.                                 14,500             603
WR Berkley Corp.                                      250,185           9,222
Zenith National Insurance Corp.                        13,900             647
Zions Bancorporation                                   10,384             835
                                                                 ------------
                                                                      913,092
                                                                 ------------

Health Care - 14.6%
Abbott Laboratories (U)                               157,200           7,469
Aetna, Inc.                                           406,468          16,755

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
AMERIGROUP Corp. (AE)                                  16,900             506
AmerisourceBergen Corp.                               749,020          35,354
Amgen, Inc. (AE)                                      886,130          67,266
Becton Dickinson & Co.                                201,340          14,100
Bio-Rad Laboratories, Inc. Class A (AE)                 1,400             103
Biogen Idec, Inc. (AE)                                163,700           7,792
Biomet, Inc. (AE)                                       7,100             269
Boston Scientific Corp. (AE)                          256,200           4,076
Bristol-Myers Squibb Co.                              228,600           5,635
Cardinal Health, Inc. (U)                             287,600          18,823
Caremark Rx, Inc.                                     821,149          40,425
Cytyc Corp. (AE)                                       42,300           1,118
Dade Behring Holdings, Inc.                            51,300           1,869
Dentsply International, Inc. (AE)                      71,400           2,233
Emdeon Corp. (AE)                                     277,300           3,231
Express Scripts, Inc. Class A (AE)                    123,140           7,846
Forest Laboratories, Inc. (AE)                        223,600          10,943
Genentech, Inc. (AE)(N)(U)                            230,464          19,198
Gilead Sciences, Inc. (AE)                             90,600           6,242
Health Net, Inc. (AE)                                 119,300           4,952
Humana, Inc. (AE)                                     142,080           8,525
Idexx Laboratories, Inc. (AE)                           8,200             682
IMS Health, Inc.                                       87,600           2,440
Johnson & Johnson (U)                               1,039,970          70,094
King Pharmaceuticals, Inc. (AE)                        71,590           1,198
Laboratory Corp. of America Holdings (AE)(N)           81,100           5,554
LifePoint Hospitals, Inc. (AE)                         25,400             902
McKesson Corp.                                        642,620          32,189
Medco Health Solutions, Inc. (AE)                      70,800           3,788
Medtronic, Inc.                                        76,200           3,709
Merck & Co., Inc. (U)                               1,007,670          45,768
MGI Pharma, Inc. (AE)                                   2,100              40
Mylan Laboratories, Inc.                              168,200           3,448
Nektar Therapeutics (AE)                               35,900             518
PDL BioPharma, Inc. (AE)                               40,200             849
Pediatrix Medical Group, Inc. (AE)                      3,500             157
Pfizer, Inc. (U)                                    3,357,560          89,479
Pharmaceutical Product Development, Inc.                7,500             237
Schering-Plough Corp. (U)                             366,700           8,119
Sierra Health Services, Inc. (AE)                      24,900             853
Tenet Healthcare Corp. (AE)                           162,700           1,149
UnitedHealth Group, Inc.                               50,800           2,478

 42  Quantitative Equity Fund

RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Varian Medical Systems, Inc. (AE)                      24,400           1,339
WellPoint, Inc. (AE)(U)                               113,900           8,693
                                                                 ------------
                                                                      568,413
                                                                 ------------
Integrated Oils - 5.8%
Chevron Corp.                                         144,100           9,683
ConocoPhillips (N)(U)                                 786,310          47,367
Exxon Mobil Corp. (U)                               1,969,918         140,692
Hess Corp. (N)                                        129,900           5,508
Marathon Oil Corp. (U)                                269,770          23,308
                                                                 ------------
                                                                      226,558
                                                                 ------------

Materials and Processing - 6.6%
Acuity Brands, Inc.                                    25,800           1,278
Alcoa, Inc. (N)(U)                                    581,600          16,814
Archer-Daniels-Midland Co. (N)(U)                     991,370          38,168
Ashland, Inc.                                          91,310           5,396
Avery Dennison Corp.                                   21,300           1,345
Bemis Co.                                              52,700           1,772
Celanese Corp. Class A                                 32,600             672
Chaparral Steel Co.                                    31,000           1,289
Corn Products International, Inc.                      25,400             919
Dow Chemical Co. (The) (U)                            296,100          12,078
Eagle Materials, Inc.                                 140,900           5,171
Eastman Chemical Co.                                   51,900           3,162
EI Du Pont de Nemours & Co. (U)                       146,900           6,728
EMCOR Group, Inc. (AE)                                 17,060           1,009
Energizer Holdings, Inc. (AE)                          95,070           7,430
Fluor Corp.                                            56,800           4,455
Freeport-McMoRan Copper & Gold, Inc. Class B (N)      353,400          21,374
Granite Construction, Inc.                             35,950           1,873
HB Fuller Co.                                          60,100           1,490
Hercules, Inc. (AE)                                    35,400             644
Huntsman Corp. (AE)                                    32,700             565
Jacobs Engineering Group, Inc. (AE)                    37,800           2,855
Lyondell Chemical Co.                                 140,100           3,596
Masco Corp. (N)                                       229,500           6,346
Monsanto Co.                                          216,572           9,577
Mueller Industries, Inc.                               23,200             851
Newmont Mining Corp.                                   13,720             621
Nucor Corp.                                           634,084          37,037
OM Group, Inc. (AE)                                    42,500           2,423
Packaging Corp. of America                             31,600             726
Pactiv Corp. (AE)                                     272,800           8,413
PPG Industries, Inc.                                   70,800           4,843
Praxair, Inc.                                           1,600              96
Quanex Corp.                                           21,500             720
Reliance Steel & Aluminum Co.                          74,000           2,542
Rohm & Haas Co.                                       253,200          13,121
Sherwin-Williams Co. (The) (N)                        164,900           9,767
Steel Dynamics, Inc. (N)                              103,200           6,203
Texas Industries, Inc.                                 25,400           1,577

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
United States Steel Corp. (N)                          36,600           2,474
USG Corp. (AE)                                        105,110           5,139
Vulcan Materials Co.                                   44,200           3,601
                                                                 ------------
                                                                      256,160
                                                                 ------------

Miscellaneous - 2.4%
3M Co. (U)                                            129,200          10,186
Eaton Corp.                                             5,700             413
General Electric Co. (U)                            1,617,230          56,781
Honeywell International, Inc.                         113,000           4,760
ITT Corp.                                              18,700           1,017
Johnson Controls, Inc.                                 95,000           7,746
SPX Corp.                                              73,780           4,244
Textron, Inc.                                          41,000           3,728
Trinity Industries, Inc.                               46,100           1,662
Tyco International, Ltd.                               51,100           1,504
                                                                 ------------
                                                                       92,041
                                                                 ------------

Other Energy - 2.6%
Alon USA Energy, Inc.                                  27,800             780
Anadarko Petroleum Corp.                              194,280           9,018
Apache Corp.                                           93,060           6,079
Devon Energy Corp.                                    241,900          16,169
EOG Resources, Inc.                                   125,890           8,375
Frontier Oil Corp.                                     22,100             650
Global Industries, Ltd. (AE)                           64,900           1,077
Halliburton Co. (U)                                   151,300           4,895
Helix Energy Solutions Group, Inc. (AE)                47,100           1,521
Helmerich & Payne, Inc.                               130,200           3,118
Holly Corp.                                            99,800           4,747
Newfield Exploration Co. (AE)                         130,400           5,319
Oceaneering International, Inc. (AE)                   69,100           2,487
Oil States International, Inc. (AE)                    48,400           1,406
Patterson-UTI Energy, Inc.                            112,275           2,605
Plains Exploration & Production Co. (AE)               10,600             448
Sunoco, Inc.                                           86,050           5,690
Superior Energy Services, Inc. (AE)                    32,900           1,030
Tetra Technologies, Inc. (AE)                          63,900           1,655
Todco (AE)                                             43,600           1,488
Western Refining, Inc.                                 46,600           1,098
XTO Energy, Inc.                                      458,330          21,386
                                                                 ------------
                                                                      101,041
                                                                 ------------

                                                    Quantitative Equity Fund  43

RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Producer Durables - 5.0%
AGCO Corp. (AE)                                        89,730           2,400
Agilent Technologies, Inc. (AE)                       156,800           5,582
Applied Industrial Technologies, Inc.                  31,700             911
Boeing Co.                                             18,095           1,445
Caterpillar, Inc.                                     262,600          15,942
Cummins, Inc. (N)                                      35,500           4,508
Danaher Corp.                                           8,900             639
Emerson Electric Co.                                   81,500           6,879
Gardner Denver, Inc. (AE)                              45,400           1,543
Genlyte Group, Inc. (AE)                                9,600             742
Joy Global, Inc.                                       61,000           2,386
Lam Research Corp. (AE)                               243,700          12,051
Lexmark International, Inc. Class A (AE)               33,500           2,130
Lockheed Martin Corp. (U)                             622,400          54,105
Manitowoc Co., Inc. (The)                              60,600           3,326
Mettler Toledo International, Inc. (AE)                14,300             982
MKS Instruments, Inc. (AE)                             18,200             394
Molex, Inc.                                            26,200             914
Northrop Grumman Corp.                                658,665          43,729
Novellus Systems, Inc. (AE)                            75,200           2,079
NVR, Inc. (AE)                                          2,300           1,292
Parker Hannifin Corp.                                  41,300           3,454
Steelcase, Inc. Class A                                37,200             616
Technitrol, Inc.                                       16,900             426
Terex Corp. (AE)                                       21,800           1,128
United Technologies Corp.                             304,010          19,980
Waters Corp. (AE)                                      38,130           1,899
Xerox Corp. (AE)                                      260,300           4,425
                                                                 ------------
                                                                      195,907
                                                                 ------------

Technology - 12.7%
Advanced Micro Devices, Inc. (AE)                     298,600           6,351
Agere Systems, Inc. (AE)                               90,600           1,538
Altera Corp. (AE)                                     124,300           2,292
Applera Corp. - Applied Biosystems Group              165,469           6,172
Arrow Electronics, Inc. (AE)                           29,010             866
Atmel Corp. (AE)                                      601,050           3,456
Avnet, Inc. (AE)                                        1,400              33
AVX Corp. (N)                                          79,000           1,245
BEA Systems, Inc. (AE)                                438,400           7,133
Benchmark Electronics, Inc. (AE)                       27,500             730
BMC Software, Inc. (AE)                               136,300           4,131
Brocade Communications Systems, Inc. (AE)             181,100           1,469
Cadence Design Systems, Inc. (AE)                     284,780           5,086
Ciena Corp. (AE)                                      112,014           2,634
Cisco Systems, Inc. (AE)(U)                         3,448,370          83,209
Citrix Systems, Inc. (AE)                              44,100           1,302
Computer Sciences Corp. (AE)                          252,229          13,330
Conexant Systems, Inc. (AE)                            98,507             190

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Electronic Data Systems Corp.                         143,700           3,640
F5 Networks, Inc. (AE)                                 35,200           2,330
Fairchild Semiconductor International, Inc. (AE)       70,800           1,141
Freescale Semiconductor, Inc. Class B                  24,933             981
General Dynamics Corp.                                 38,500           2,737
Harris Corp.                                           79,900           3,404
Hewlett-Packard Co. (U)                             1,565,790          60,659
Ingram Micro, Inc. Class A (AE)                        82,400           1,698
Integrated Device Technology, Inc. (AE)               179,100           2,839
Intel Corp. (U)                                       628,300          13,408
International Business Machines Corp.                 360,100          33,248
Intuit, Inc. (AE)                                     398,279          14,059
Jabil Circuit, Inc.                                   170,200           4,886
LSI Logic Corp. (AE)                                  174,900           1,758
MEMC Electronic Materials, Inc. (AE)                   16,900             600
Micron Technology, Inc. (AE)                          583,020           8,425
Microsoft Corp.                                     1,749,670          50,233
Motorola, Inc. (U)                                    725,110          16,721
National Semiconductor Corp.                          142,600           3,464
NCR Corp. (AE)                                         22,600             938
ON Semiconductor Corp. (AE)                            93,600             582
Oracle Corp. (AE)(U)                                1,118,600          20,661
QLogic Corp. (AE)                                      35,200             724
Qualcomm, Inc. (U)                                    467,000          16,994
Raytheon Co.                                          364,290          18,196
Sanmina-SCI Corp. (AE)                                177,400             701
Seagate Technology, Inc. (AE)                          67,668              --
Spansion, Inc. Class A (AE)                             1,500              21
Sun Microsystems, Inc. (AE)                         1,697,900           9,220
Sycamore Networks, Inc. (AE)                          158,300             594
Symantec Corp. (AE)                                   175,200           3,476
Synopsys, Inc. (AE)                                   192,681           4,337
Tellabs, Inc. (AE)                                     15,500             163
Texas Instruments, Inc.                             1,328,000          40,079
Unisys Corp. (AE)                                     116,600             763
Utstarcom, Inc. (AE)                                  153,600           1,654
Western Digital Corp. (AE)                            483,069           8,831
Xilinx, Inc.                                           14,300             365
                                                                 ------------
                                                                      495,697
                                                                 ------------

Utilities - 5.4%
Alltel Corp.                                           47,870           2,552
AT&T, Inc. (U)                                      1,078,792          36,949
BellSouth Corp.                                       184,000           8,298
CenturyTel, Inc.                                      194,610           7,831
Citizens Communications Co.                           111,700           1,638
Comcast Corp. Class A (AE)                            470,500          19,135

 44  Quantitative Equity Fund

RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Constellation Energy Group, Inc.                       56,800           3,544
Duke Energy Corp.                                     186,690           5,907
Edison International                                  200,541           8,912
Embarq Corp. (AE)                                     129,430           6,258
FirstEnergy Corp.                                     120,930           7,117
KeySpan Corp.                                          89,800           3,644
Leap Wireless International, Inc. Class W
   (AE)(N)                                             14,700             815
Mirant Corp. (AE)                                      49,100           1,452
PG&E Corp.                                            331,160          14,286
PPL Corp.                                             196,500           6,783
Qwest Communications International, Inc. (AE)(N)      691,300           5,966
Sprint Nextel Corp.                                   172,710           3,228
TXU Corp.                                             652,319          41,181
Verizon Communications, Inc. (U)                      739,576          27,364
                                                                 ------------
                                                                      212,860
                                                                 ------------

TOTAL COMMON STOCKS
(cost $3,375,183)                                                   3,940,686
                                                                 ------------

SHORT-TERM INVESTMENTS - 3.8%
Russell Investment Company
   Money Market Fund                              140,823,000         140,823
United States Treasury Bills (c)(z)(sec.)
   4.726% due 12/07/06                                    500             498
   4.831% due 12/07/06                                    500             498
   4.891% due 12/07/06                                  7,500           7,464
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $149,283)                                                       149,283
                                                                 ------------

OTHER SECURITIES - 2.4%
Russell Investment Company
   Money Market Fund (X)                           24,481,473          24,481
State Street Securities Lending Quality Trust
   (X)                                             70,923,421          70,923
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $95,404)                                                         95,404
                                                                 ------------
TOTAL INVESTMENTS - 107.2%
(identified cost $3,619,870)                                        4,185,373
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
SECURITIES SOLD SHORT - (4.3%)
Auto and Transportation - (0.2%)
Airtran Holdings, Inc. (AE)                           (57,400)           (572)
AMR Corp. (AE)                                        (54,500)         (1,545)
Continental Airlines, Inc. (N)                        (29,800)         (1,099)
Florida East Coast Industries, Inc. (AE)               (6,300)           (376)
Oshkosh Truck Corp.                                    (5,000)           (226)
Overseas Shipholding Group, Inc.                      (21,700)         (1,357)
Thor Industries, Inc.                                 (30,100)         (1,319)
US Airways Group, Inc. (AE)                           (24,800)         (1,237)
Winnebago Industries, Inc.                            (17,000)           (566)
                                                                 ------------
                                                                       (8,297)
                                                                 ------------

Consumer Discretionary - (0.8%)
Advance Auto Parts, Inc.                              (36,500)         (1,278)
Allied Waste Industries, Inc. (AE)                   (126,500)         (1,537)
American Greetings Corp.                              (45,100)         (1,078)
Borders Group, Inc.                                   (79,600)         (1,639)
Boyd Gaming Corp.                                      (8,900)           (351)
Cogent, Inc. (AE)                                     (10,100)           (116)
Fastenal Co.                                          (89,800)         (3,613)
Guitar Center, Inc. (AE)                               (9,400)           (408)
Hearst-Argyle Television, Inc.                        (18,000)           (454)
Hewitt Associates, Inc. Class A (AE)                  (94,500)         (2,365)
Interpublic Group of Cos., Inc. (AE)                 (140,600)         (1,534)
Las Vegas Sands Corp. (AE)                            (54,400)         (4,145)
Live Nation, Inc. (AE)                                 (7,400)           (157)
Pacific Sunwear of California, Inc. (AE)              (70,600)         (1,244)
Panera Bread Co. Class A (AE)                         (21,000)         (1,298)
RadioShack Corp.                                      (71,000)         (1,267)
Reader's Digest Association, Inc. (The)               (75,300)         (1,083)
Saks, Inc.                                            (10,400)           (201)
Service Corp. International                          (158,000)         (1,441)
Station Casinos, Inc.                                  (8,600)           (519)
Under Armour, Inc. Class A (AE)                        (6,700)           (310)
United Natural Foods, Inc. (AE)                        (8,500)           (297)
Waste Connections, Inc. (AE)                          (15,400)           (627)
Yahoo!, Inc. (AE)                                    (184,800)         (4,868)
                                                                 ------------
                                                                      (31,830)
                                                                 ------------

Consumer Staples - 0.0%
Rite Aid Corp. (AE)                                   (30,700)           (144)
Tyson Foods, Inc.                                    (100,100)         (1,446)
                                                                 ------------
                                                                       (1,590)
                                                                 ------------

                                                    Quantitative Equity Fund  45

RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Financial Services - (0.9%)
Eaton Vance Corp.                                    (139,400)         (4,327)
Fannie Mae                                            (32,000)         (1,896)
First Data Corp.                                     (103,900)         (2,520)
Fremont General Corp.                                 (42,000)           (610)
General Growth Properties, Inc. (o)                   (40,700)         (2,112)
Global Signal, Inc. (AE)(o)                           (23,300)         (1,265)
Greenhill & Co., Inc.                                 (26,900)         (1,828)
H&R Block, Inc.                                      (147,600)         (3,227)
Investors Financial Services Corp.                    (13,000)           (511)
LandAmerica Financial Group, Inc.                     (31,000)         (1,956)
MBIA, Inc.                                            (62,800)         (3,895)
Piper Jaffray Cos., Inc. (AE)                         (15,700)         (1,086)
Potlatch Corp. (AE)(o)                                 (7,400)           (300)
Redwood Trust, Inc. (AE)(o)                            (5,900)           (324)
SEI Investments Co.                                   (44,800)         (2,521)
Sovereign Bancorp, Inc.                              (100,900)         (2,407)
UnumProvident Corp.                                   (77,800)         (1,539)
Vornado Realty Trust (o)                              (18,000)         (2,147)
                                                                 ------------
                                                                      (34,471)
                                                                 ------------

Health Care - (0.4%)
Abraxis BioScience, Inc. (AE)                         (31,600)           (834)
Adams Respiratory Therapeutics, Inc. (AE)             (18,300)           (789)
Affymetrix, Inc. (AE)                                 (27,000)           (688)
Alexion Pharmaceuticals, Inc. (AE)                    (26,500)           (990)
Genzyme Corp. (AE)                                    (32,200)         (2,174)
Gilead Sciences, Inc.                                 (63,400)         (4,368)
Inverness Medical Innovations, Inc. (AE)               (9,600)           (362)
Omnicare, Inc.                                        (71,800)         (2,720)
United Therapeutics Corp. (AE)                        (12,200)           (730)
                                                                 ------------
                                                                      (13,655)
                                                                 ------------

Integrated Oils - (0.1%)
Delta Petroleum Corp. (AE)                            (21,100)           (542)
Murphy Oil Corp.                                      (52,400)         (2,471)
                                                                 ------------
                                                                       (3,013)
                                                                 ------------

Materials and Processing - (0.2%)
Century Aluminum Co. (AE)                             (25,400)           (989)
Energy Conversion Devices, Inc. (AE)                   (9,600)           (353)
Hexcel Corp. (AE)                                     (41,200)           (667)
Lone Star Technologies, Inc. (AE)                     (16,200)           (782)
Mosaic Co. (The) (AE)                                 (73,500)         (1,376)
Scotts Miracle-Gro Co. (The) Class A                  (24,800)         (1,227)
Shaw Group, Inc. (The) (AE)                           (58,600)         (1,556)
                                                                 ------------
                                                                       (6,950)
                                                                 ------------

Miscellaneous - 0.0%
Walter Industries, Inc.                               (35,400)         (1,646)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Other Energy - (0.5%)
Arch Coal, Inc.                                       (68,100)         (2,358)
ATP Oil & Gas Corp. (AE)                              (11,100)           (477)
Baker Hughes, Inc.                                    (42,600)         (2,941)
Cabot Oil & Gas Corp.                                 (17,100)           (905)
CNX Gas Corp. (AE)                                     (9,800)           (256)
Consol Energy, Inc.                                   (54,500)         (1,929)
Crosstex Energy, Inc. (AE)                            (10,800)         (1,037)
El Paso Corp.                                        (109,900)         (1,506)
Equitable Resources, Inc.                             (33,200)         (1,345)
Massey Energy Co. (AE)                                (74,700)         (1,886)
Noble Energy, Inc.                                    (40,000)         (1,945)
PetroHawk Energy Corp. (AE)                           (17,700)           (201)
Pogo Producing Co.                                    (49,800)         (2,229)
SEACOR Holdings, Inc. (AE)                            (11,900)         (1,065)
                                                                 ------------
                                                                      (20,080)
                                                                 ------------

Producer Durables - (0.5%)
ACCO Brands Corp. (AE)                                (27,900)           (678)
American Power Conversion Corp.                       (10,500)           (317)
ATMI, Inc. (AE)                                        (6,400)           (203)
Beazer Homes USA, Inc. (AE)                           (28,100)         (1,218)
Centex Corp.                                          (72,700)         (3,802)
Crown Castle International Corp. (AE)                 (95,200)         (3,204)
Dionex Corp. (AE)                                     (28,400)         (1,545)
Entegris, Inc. (AE)                                   (73,343)           (822)
Lennar Corp. Class A                                  (21,700)         (1,030)
MDC Holdings, Inc.                                    (27,800)         (1,386)
Pitney Bowes, Inc.                                    (88,500)         (4,134)
SBA Communications Corp. Class A (AE)                 (27,800)           (743)
Standard-Pacific Corp.                                (68,400)         (1,657)
                                                                 ------------
                                                                      (20,739)
                                                                 ------------

Technology - (0.5%)
American Reprographics Co. (AE)                       (41,200)         (1,463)
Amphenol Corp. Class A                                (24,600)         (1,670)
Dell, Inc. (AE)                                      (135,500)         (3,297)
EMC Corp. (AE)                                       (100,400)         (1,230)
Juniper Networks, Inc. (AE)                          (123,900)         (2,133)
Maxim Integrated Products, Inc.                      (114,100)         (3,424)
Microchip Technology, Inc.                           (131,700)         (4,337)
Palm, Inc. (AE)                                       (18,400)           (282)
Transaction Systems Architects, Inc. (AE)             (10,500)           (354)
                                                                 ------------
                                                                      (18,190)
                                                                 ------------

 46  Quantitative Equity Fund

RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Utilities - (0.2%)
Atmos Energy Corp.                                    (39,200)         (1,205)
Black Hills Corp.                                      (2,000)            (69)
CenturyTel, Inc.                                      (75,100)         (3,023)
Comcast Corp                                          (30,600)         (1,245)
National Fuel Gas Co.                                 (22,600)           (845)
Nicor, Inc.                                           (10,100)           (464)
Southern Union Co.                                    (44,300)         (1,226)
                                                                 ------------
                                                                       (8,077)
                                                                 ------------

TOTAL SECURITIES SOLD SHORT
(proceeds $160,252)                                                  (168,538)
                                                                 ------------

OTHER ASSETS AND LIABILITIES,
NET - (2.9%)                                                         (111,917)
                                                                 ------------

NET ASSETS - 100.0%                                                 3,904,918
                                                                 ============

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 1000 Index
   expiration date 12/06 (37)                              13,881                774

Russell 1000 Mini Index (CME)
   expiration date 12/06 (60)                               4,502                235

S&P 500 E-Mini Index (CME)
   expiration date 12/06 (383)                             26,488              1,239

S&P 500 Index (CME)
   expiration date 12/06 (146)                             50,487                210

S&P Midcap 400 E-Mini Index (CME)
   expiration date 12/06 (548)                             43,221              2,250
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                      4,708
                                                                     ===============

  See accompanying notes which are an integral part of the financial statements.

                                                    Quantitative Equity Fund  47

RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       2.8
Consumer Discretionary                                       14.0
Consumer Staples                                              5.7
Financial Services                                           23.4
Health Care                                                  14.6
Integrated Oils                                               5.8
Materials and Processing                                      6.6
Miscellaneous                                                 2.4
Other Energy                                                  2.6
Producer Durables                                             5.0
Technology                                                   12.7
Utilities                                                     5.4
Short-Term Investments                                        3.8
Other Securities                                              2.4
                                                  ---------------
Total Investments                                           107.2
Securities Sold Short                                        (4.3)
Other Assets and Liabilities, Net                            (2.9)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.1

See accompanying notes which are an integral part of the financial statements.

 48  Quantitative Equity Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(Graph)

                                                            INTERNATIONAL SECURITIES - CLASS S             MSCI EAFE **
                                                            ----------------------------------             ------------
Inception*                                                                 10000                              10000
1997                                                                       10467                              10463
1998                                                                       10843                              11472
1999                                                                       13176                              14115
2000                                                                       13358                              13706
2001                                                                       10084                              10289
2002                                                                        8806                               8930
2003                                                                       11255                              11344
2004                                                                       12941                              13480
2005                                                                       15125                              15920
2006                                                                       19178                              20301

International Securities Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 26.80%
5 Years                                13.72%sec.
10 Years                                6.73%sec.

International Securities Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 26.50%
5 Years                                13.44%sec.
10 Years                                6.41%sec.

International Securities Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 25.54%
5 Years                                12.59%sec.
10 Years                                5.79%sec.

MSCI EAFE Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 27.52%
5 Years                                14.56%sec.
10 Years                                7.34%sec.

 50  International Securities Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the International Securities Fund Class S, Class E and Class C Shares gained 26.80%, 26.50% and 25.54%, respectively. This compared to the MSCI EAFE(R) Index, which gained 27.52% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) International Funds Average returned 26.25%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

For most of the period, the Fund had a slight tilt towards growth stocks. The Fund had a small valuation premium to the market and slightly above-market forecasted growth rates. This was due to the money managers' views that growth stocks were undervalued relative to value stocks. This positioning and negative contributions to relative performance caused by factors such as price momentum, above-market growth and yield underweight detracted from Fund performance overall. In addition, the Fund was underweight in high dividend yielding stocks and overweight in stocks with positive price momentum. These factors were well rewarded at the end of 2005 and into 2006, but in May of 2006, market sentiment reversed and began to reward stocks with higher dividend yields, and more defensive, predictable earnings streams. This shift in market strength proved difficult for most active managers. While the Fund had some exposure to this area of the market through money managers such as MFS Institutional Advisors, Inc. and Mondrian Investment Partners Limited, the Fund's overall orientation favoring positive momentum and away from high yield hurt performance. Two chief detractors in this regard were Axiom International Investors LLC and Marvin & Palmer Associates, Inc. Their focus on high growth stocks led to a level of underperformance in the last five months that negatively impacted the overall Fund.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Sector allocation did not contribute to performance. The Fund's overweight to the energy sector and underweight in the financial services sector detracted from performance. Within the energy sector, however, the Fund benefited from stock selection with an overweight in the better performing equipment and services companies rather than oil and gas companies.

An overweight to European stocks within the industrials sector proved to be favorable. Vallourec S.A., a French manufacturer of steel tubing, was among the top contributors to Fund performance. Vallourec benefited from many of the favorable trends experienced by energy companies. Telecommunications stocks, especially wireless services, underperformed the broad benchmark, and the Fund benefited from its underweight to this sector. On the negative side, stock selection within the consumer discretionary sector was ineffective. Rakuten Inc., an internet retail store in Japan, in particular, detracted from returns. Stock selection within the health care sector was also a detractor to Fund performance as many of the pharmaceutical companies viewed favorably by the Fund's money managers failed to keep pace with the broad market.

At the country level, stock selection was best in the U.K. due to an overweight position in staples combined with an underweight to the large oil and gas companies such as BG Group, BP, and Royal Dutch Shell. An underweight to Japanese local industrial companies and good stock selection in the financial services sector contributed positively to performance. Emerging markets exposure was a slight detractor to Fund performance. Despite strength among emerging markets in general, stock selection decisions produced less effective results. Non-U.S. currency exposure had a slightly positive effect on performance during the year due to U.S. dollar weakness.

Value money managers in the Fund tended to have the best returns during the period. AllianceBernstein L.P. benefited from broad value exposure and strong stock selection. Mondrian performed well largely due to its preference for cash generating, high dividend yielding stocks and its underweight to Japan.

MFS, a growth money manager with a focus on earnings quality, outperformed for the period due to its more defensive-growth orientation. Aggressive growth money managers such as Marvin & Palmer and Axiom, with exposure to price momentum, underperformed. These money managers' portfolios contained a high level of forecasted growth potential that was not rewarded by the market during the latter half of the year.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

RIMCo may employ a "select holdings" strategy for a portion of the Fund's assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund's money managers to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund's exposure to stocks that are viewed as attractive by multiple money managers. The select holdings strategy was

                                               International Securities Fund  51

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

implemented in the Fund at a 5% target weight at the end of September 2006.

During the year, RIMCo increased the Fund's allowable exposure to emerging markets to further expand the investable universe.

Money Managers as of                                                 Styles
October 31, 2006


AllianceBernstein, L.P.                     Value
AQR Capital Management, LLC                 Market-Oriented
Axiom International Investors, LLC          Growth
Fidelity Management & Research Company      Market-Oriented
Marvin & Palmer Associates, Inc.            Growth
MFS Institutional Advisors, Inc.            Growth
Mondrian Investment Partners Limited        Value
The Boston Company Asset Management, LLC    Value
Wellington Management Company, LLP          Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Assumes initial investment on November 1, 1996.

**     Morgan Stanley Capital International Europe, Australia, Far East
       (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

++ The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares prior to November 4, 1996 are the performance of the Fund's Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class E Shares from November 4, 1996 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.

++++ The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund's Class S Shares from November 1, 1996 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 52  International Securities Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,015.50      $     1,014.12
Expenses Paid During
Period*                       $        11.18      $        11.17

* Expenses are equal to the Fund's annualized expense ratio of 2.20% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,019.40      $     1,017.90
Expenses Paid During
Period*                       $         7.38      $         7.37

* Expenses are equal to the Fund's annualized expense ratio of 1.45% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,020.60      $     1,019.16
Expenses Paid During
Period*                       $         6.11      $         6.11

* Expenses are equal to the Fund's annualized expense ratio of 1.20% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                               International Securities Fund  53

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 92.0%
Australia - 3.7%
AGL Energy, Ltd. (AE)(N)                               17,400             207
Alinta, Ltd.                                           10,048              83
Amcor, Ltd. (N)                                     1,382,919           7,410
AMP, Ltd.                                             243,726           1,793
Aristocrat Leisure, Ltd. (N)                          170,482           1,839
Australia & New Zealand Banking Group, Ltd.           164,455           3,698
Australian Stock Exchange, Ltd.                        23,000             631
Australian Wealth Management, Ltd. (N)                311,350             627
AXA Asia Pacific Holdings, Ltd.                        66,093             341
BHP Billiton, Ltd. (N)                                442,973           9,358
Billabong International, Ltd. (N)                      56,300             684
Boral, Ltd. (N)                                        62,811             354
Bradken, Ltd.                                          53,731             254
Caltex Australia, Ltd. (N)                             18,763             322
Centro Properties Group                                37,200             222
Coca-Cola Amatil, Ltd. (N)                            371,256           2,001
Coles Myer, Ltd.                                      508,067           5,343
Commonwealth Bank of Australia                         52,574           1,942
Computershare, Ltd.                                   218,000           1,300
CSR, Ltd. (N)                                         133,124             334
David Jones, Ltd. (N)                                 110,000             308
DB RREEF Trust                                        101,321             129
Downer EDI, Ltd. (N)                                  119,725             597
Dyno Nobel, Ltd. (AE)                                  75,800             137
Foster's Group, Ltd.                                2,054,315          10,260
Goodman Fielder, Ltd.                                  84,921             137
GPT Group (N)                                          74,482             272
Harvey Norman Holdings, Ltd.                           54,300             152
Insurance Australia Group, Ltd. (N)                   292,032           1,255
Investa Property Group                                 64,403             120
Leighton Holdings, Ltd. (N)                            16,382             270
Lend Lease Corp., Ltd.                                 24,140             315
Macquarie Airports Management, Ltd.                   912,800           2,269
Macquarie Bank, Ltd. (N)                               35,102           2,026
Macquarie Goodman Group (N)                            61,243             314
Macquarie Infrastructure Group                         54,141             142
McGuigan Simeon Wines, Ltd.                           133,647             273
Metcash, Ltd.                                         144,256             478
Mirvac Group                                           23,409              89
National Australia Bank, Ltd.                         976,629          28,874
Newcrest Mining, Ltd.                                  13,831             255
OneSteel, Ltd. (N)                                    133,483             435
Pacific Brands, Ltd.                                  219,981             451
PaperlinX, Ltd. (N)                                    70,361             224
Promina Group, Ltd.                                   692,823           3,648
Publishing & Broadcasting, Ltd. (N)                    36,240             544
Qantas Airways, Ltd.                                  123,584             406
QBE Insurance Group, Ltd. (N)                         442,133           8,456
Ramsay Health Care, Ltd.                               52,658             439

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Rinker Group, Ltd.                                     76,820           1,103
Rio Tinto, Ltd. (N)                                    14,400             874
Santos, Ltd.                                           37,700             309
Sims Group, Ltd.                                       11,208             187
Smorgon Steel Group, Ltd.                              33,268              43
Sons of Gwalia, Ltd. (AE)(N)                           34,800              --
Stockland (N)                                          59,414             349
Suncorp-Metway, Ltd. (N)                               27,819             448
Symbion Health, Ltd. (N)                              267,436             679
TABCORP Holdings, Ltd. (N)                            244,492           3,124
Telstra Corp., Ltd. (N)                             2,130,673           6,534
Transurban Group (N)                                   90,800             508
United Group, Ltd. (N)                                 49,200             557
Wesfarmers, Ltd. (N)                                  143,403           3,835
Westfield Group (N)                                    48,960             706
Westpac Banking Corp.                                  77,268           1,433
Woodside Petroleum, Ltd.                                1,941              56
Woolworths, Ltd.                                      328,556           5,264
Zinifex, Ltd. (N)                                      52,085             612
                                                                 ------------
                                                                      128,639
                                                                 ------------

Austria - 0.5%
Erste Bank der Oesterreichischen Sparkassen AG
   (N)                                                181,482          12,357
OMV AG                                                 50,900           2,767
Verbund - Oesterreichische
   Elektrizitaetswirtschafts AG Class A (N)            19,000             949
Voestalpine AG                                         49,200           2,320
                                                                 ------------
                                                                       18,393
                                                                 ------------

Belgium - 1.1%
Belgacom SA (N)                                        59,807           2,447
Delhaize Group                                         20,371           1,647
Dexia                                                   9,452             255
Fortis (N)                                            433,075          18,169
Fortis                                                187,766           7,882
KBC Groep NV                                           46,840           5,117
UCB SA                                                 26,196           1,622
                                                                 ------------
                                                                       37,139
                                                                 ------------

Bermuda - 0.5%
CNPC Hong Kong, Ltd.                                  610,000             306
Cofco International, Ltd.                             154,000             137
Esprit Holdings, Ltd.                                 503,500           4,875
Great Eagle Holdings, Ltd.                             70,000             188

 54  International Securities Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Guoco Group, Ltd.                                       8,000              97
Jardine Matheson Holdings, Ltd.                       166,100           3,322
Li & Fung, Ltd.                                     1,891,200           4,948
Orient Overseas International, Ltd.                    49,000             214
People's Food Holdings, Ltd.                           96,000              72
TPV Technology, Ltd.                                  252,000             210
Vostok Nafta Investment, Ltd. (AE)(N)                  20,775           1,317
                                                                 ------------
                                                                       15,686
                                                                 ------------

Brazil - 0.2%
Cia Vale do Rio Doce - ADR                             54,600           1,389
Gerdau SA - ADR (N)                                    97,200           1,436
Petroleo Brasileiro SA - ADR                           27,050           2,401
Unibanco - Uniao de Bancos Brasileiros SA - ADR        10,800             850
                                                                 ------------
                                                                        6,076
                                                                 ------------

Canada - 1.4%
Cameco Corp.                                           55,400           1,946
Canadian Imperial Bank of Commerce (N)                 25,600           1,997
Canadian National Railway Co.                          78,960           3,762
Canadian Natural Resources, Ltd.                       47,900           2,493
EnCana Corp. (N)                                       25,400           1,206
Gerdau Ameristeel Corp.                               211,000           2,151
ING Canada, Inc.                                       37,900           2,006
IPSCO, Inc.                                            32,300           2,968
Nexen, Inc.                                            43,540           2,323
Potash Corp. of Saskatchewan                           16,400           2,048
Research In Motion, Ltd. (AE)                          88,200          10,362
Rogers Communications, Inc. Class B (N)               117,700           7,042
SNC-Lavalin Group, Inc.                               125,100           3,416
Teck Cominco, Ltd. Class B (N)                         51,200           3,773
Toronto-Dominion Bank (N)                              15,300             887
                                                                 ------------
                                                                       48,380
                                                                 ------------

Cayman Islands - 0.1%
Chaoda Modern Agriculture                             176,000             106
Foxconn International Holdings, Ltd. (AE)             731,000           2,430
                                                                 ------------
                                                                        2,536
                                                                 ------------

China - 0.3%
China Life Insurance Co., Ltd. Class H (N)          3,322,000           6,997
China Merchants Bank Co., Ltd. (AE)(N)                130,500             204
China Petroleum & Chemical Corp. Class H            1,278,000             887
China Telecom Corp., Ltd. Class H                   1,480,000             557
PetroChina Co., Ltd. Class H (N)                      866,000             954

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ping An Insurance (Group) Co. of China, Ltd.
   Class H                                            170,500             593
                                                                 ------------
                                                                       10,192
                                                                 ------------

Denmark - 0.2%
Carlsberg A/S Class B                                   9,550             821
Danske Bank A/S                                        22,100             927
East Asiatic Co., Ltd. A/S (N)                            800              40
FLSmidth & Co. A/S (N)                                 19,950           1,052
Genmab A/S (AE)                                         8,650             387
Novo-Nordisk A/S Class B                               24,850           1,877
Topdanmark A/S (AE)                                       875             124
                                                                 ------------
                                                                        5,228
                                                                 ------------

Finland - 0.7%
Cargotec Corp. Class B                                 15,669             713
Fortum OYJ                                            217,957           5,997
M-real OYJ Class B (N)                                168,690             995
Metso OYJ                                              15,200             661
Neste Oil OYJ (N)                                      35,588           1,120
Nokia OYJ                                             164,826           3,271
Nokia OYJ - ADR                                        20,090             399
Orion OYJ Class B (AE)(N)                              22,600             452
Rautaruukki OYJ                                        63,291           2,090
UPM-Kymmene OYJ (N)                                   336,669           8,547
                                                                 ------------
                                                                       24,245
                                                                 ------------

France - 12.2%
Air France-KLM                                         73,260           2,610
Air Liquide SA (N)                                     62,786          13,366
Alcatel SA                                            136,017           1,727
Alstom RGPT (AE)(N)                                    55,700           5,140
Arkema (AE)(N)                                         22,934           1,120
Assurances Generales de France (N)                     16,900           2,373
AXA SA (N)                                            605,413          23,065
BNP Paribas (N)                                       352,947          38,808
Capgemini SA                                           31,142           1,769
Carrefour SA (N)                                      106,065           6,463
Casino Guichard Perrachon SA                            9,000             763
Christian Dior SA (N)                                  15,434           1,649
Cie de Saint-Gobain (N)                               136,378          10,052
Cie Generale d'Optique Essilor International SA
   (N)                                                 37,371           3,921
CNP Assurances (N)                                     18,900           1,989
Compagnie Generale des Etablissements Michelin
   Class B                                             13,800           1,125
Credit Agricole SA (N)                                651,449          27,695
Eiffage SA (N)                                         15,169           1,393

                                               International Securities Fund  55

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Electricite de France (N)                              23,900           1,449
France Telecom SA (N)                                 592,686          15,394
Gaz de France SA (N)                                   74,270           2,986
Groupe Danone (N)                                     113,708          16,660
Iliad SA                                               26,373           2,252
L'Oreal SA                                             35,250           3,428
Lafarge SA (N)                                         18,951           2,547
Lagardere SCA (N)                                      26,690           1,919
Legrand SA (N)                                        118,160           3,348
LVMH Moet Hennessy Louis Vuitton SA (N)                89,375           9,314
Natexis Banques Populaires                              4,920           1,360
Nexans SA                                              10,560             948
Pernod-Ricard SA (N)                                   35,060           7,021
Peugeot SA (N)                                         33,350           1,916
PPR SA (N)                                             78,267          11,677
Renault SA (N)                                        162,406          18,997
Rhodia SA (AE)                                        203,860             562
Sanofi-Aventis (N)                                    344,362          29,271
Sanofi-Aventis                                          3,305             281
Schneider Electric SA (N)                             127,699          13,267
Societe BIC SA (N)                                      6,059             390
Societe Generale (N)                                  216,221          35,930
Sodexho Alliance SA (N)                                23,798           1,278
Suez SA (N)                                           146,512           6,556
Suez SA (AE)(N)                                        40,348               1
Thomson (AE)(N)                                       141,530           2,440
Total SA (N)                                          686,334          46,470
Total SA - ADR                                         55,272           3,766
Unibail (N)                                            27,704           6,032
Valeo SA (N)                                           82,433           3,103
Vallourec SA (N)                                       48,519          12,075
Veolia Environnement (N)                              232,251          14,219
Vivendi Universal SA                                  121,236           4,591
                                                                 ------------
                                                                      426,476
                                                                 ------------

Germany - 6.6%
Aareal Bank AG (AE)                                     7,815             333
Allianz SE                                             61,023          11,326
BASF AG                                                27,002           2,380
Bayer AG                                              618,975          31,165
Bayerische Motoren Werke AG                            12,200             701
Bilfinger Berger AG                                    30,500           1,901
Celesio AG                                             10,436             538
Continental AG                                        167,622          18,745
DaimlerChrysler AG                                     45,363           2,588
Deutsche Bank AG (N)                                   49,733           6,259
Deutsche Boerse AG                                     81,385          13,123
Deutsche Lufthansa AG                                 255,396           5,890
Deutsche Post AG                                      229,191           6,348
Deutsche Telekom AG                                   316,224           5,473
E.ON AG                                               320,515          38,453

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Hannover Rueckversicherung AG (AE)(N)                  69,200           2,937
Hochtief AG (N)                                        26,699           1,745
Hypo Real Estate Holding AG                             5,141             323
Infineon Technologies AG (AE)                         392,261           4,776
KarstadtQuelle AG (AE)(N)                              44,355           1,042
Lanxess AG (AE)(N)                                     39,640           1,812
Linde AG                                               17,917           1,776
MAN AG (N)                                            122,313          10,873
Medion AG (N)                                          29,900             318
Merck KGaA                                             35,300           3,721
Metro AG                                               60,090           3,570
Muenchener Rueckversicherungs AG                       54,090           8,780
Praktiker Bau- und Heimwerkermaerkte AG                 8,359             266
Rheinmetall AG                                          8,827             634
RWE AG                                                181,829          17,969
Salzgitter AG                                          53,771           5,752
SAP AG                                                 29,800           5,929
Siemens AG                                             82,546           7,427
Suedzucker AG (N)                                      42,090           1,039
ThyssenKrupp AG                                         3,176             118
TUI AG (N)                                             86,600           1,894
Volkswagen AG (N)                                      30,152           2,975
Wacker Chemie AG (AE)(N)                               12,500           1,502
                                                                 ------------
                                                                      232,401
                                                                 ------------

Greece - 0.2%
Alpha Bank AE                                          66,000           1,920
EFG Eurobank Ergasias SA                               99,120           3,297
Public Power Corp.                                    105,250           2,687
                                                                 ------------
                                                                        7,904
                                                                 ------------

Hong Kong - 1.6%
Bank of East Asia, Ltd.                               116,600             557
Beijing Enterprises Holdings, Ltd. (N)                 12,000              24
BOC Hong Kong Holdings, Ltd. (N)                    3,889,500           8,702
Cheung Kong Holdings, Ltd.                             88,800             966
China Mobile, Ltd. (N)                                921,000           7,484
China Netcom Group Corp. Hong Kong, Ltd. (N)          658,000           1,169
China Resources Power Holdings Co.                    146,000             182
Citic Pacific, Ltd. (N)                               298,200             916
CLP Holdings, Ltd.                                     58,000             369
CNOOC, Ltd. (N)                                     3,757,000           3,159
Guangdong Investment, Ltd.                            308,000             128
Guangzhou Investment Co., Ltd.                      1,530,000             295
Hang Lung Group, Ltd.                                  74,000             189
Hang Seng Bank, Ltd. (N)                               78,300             998

 56  International Securities Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Henderson Land Development Co., Ltd. (N)               63,000             347
Hong Kong Exchanges and Clearing, Ltd. (N)            533,500           4,226
HongKong Electric Holdings                          1,153,500           5,429
Hopewell Holdings (N)                                  35,000             104
Hutchison China Meditech, Ltd. (AE)                         5              --
Hutchison Telecommunications International, Ltd.
   (AE)(N)                                          1,308,000           2,519
Hutchison Whampoa, Ltd.                               373,700           3,316
Link REIT (The) (AE)(o)                               570,500           1,174
Melco International Development                       634,000           1,554
New World Development, Ltd.                           218,000             373
Shenzhen Investment, Ltd. (N)                         352,000             139
Shun TAK Holdings, Ltd. (N)                         2,915,200           3,853
Sino Land Co. (N)                                     558,351             972
Sun Hung Kai Properties, Ltd.                         168,000           1,837
Swire Pacific, Ltd.                                    50,300             531
Television Broadcasts, Ltd.                            64,000             367
Wharf Holdings, Ltd.                                1,211,862           4,114
                                                                 ------------
                                                                       55,993
                                                                 ------------

Hungary - 0.0%
MOL Hungarian Oil and Gas PLC                           9,700             964
                                                                 ------------

India - 0.0%
State Bank of India, Ltd. - GDR                        24,500           1,543
                                                                 ------------
Indonesia - 0.1%
Bank Central Asia Tbk PT                            4,979,000           2,541
Telekomunikasi Indonesia Tbk PT                     1,599,000           1,474
Telekomunikasi Indonesia Tbk PT - ADR                   6,742             246
                                                                 ------------
                                                                        4,261
                                                                 ------------

Ireland - 0.5%
Allied Irish Banks PLC (AE)                            10,623             289
Allied Irish Banks PLC                                 54,254           1,482
Bank of Ireland PLC                                   235,038           4,731
CRH PLC                                                99,640           3,514
Elan Corp. PLC - ADR (AE)(N)                          247,500           3,584
Irish Life & Permanent PLC (AE)                         3,403              84
Irish Life & Permanent PLC                              5,397             133
Ryanair Holdings PLC - ADR (AE)(N)                     74,106           4,952
                                                                 ------------
                                                                       18,769
                                                                 ------------

Israel - 0.0%
Teva Pharmaceutical Industries, Ltd. - ADR             27,500             907
                                                                 ------------

Italy - 3.7%
Amplifon SpA                                           30,869             232
Assicurazioni Generali SpA (N)                        165,550           6,569

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Banca Intesa SpA (N)                                2,406,174          16,448
Banco Popolare di Verona e Novara SCRL (N)            131,606           3,541
Benetton Group SpA                                     17,400             330
Buzzi Unicem SpA (N)                                  150,304           3,961
Capitalia SpA (N)                                     198,905           1,759
Enel SpA (N)                                          178,280           1,711
ENI SpA (N)                                           934,989          28,198
ERG SpA (N)                                            33,642             705
Esprinet SpA                                           25,281             455
Fastweb                                                34,200           1,694
Fiat SpA (AE)(N)                                      151,300           2,672
Fondiaria-Sai SpA (N)                                 102,100           4,549
Fondiaria-Sai SpA                                       9,900             329
Italcementi SpA (N)                                   190,275           5,046
Lottomatica SpA (N)                                    50,010           1,825
Mediaset SpA                                          325,360           3,650
Milano Assicurazioni SpA                              167,200           1,304
Parmalat Finanziaria (AE)                              42,200              --
Saipem SpA (N)                                         71,500           1,686
SanPaolo IMI SpA                                       56,917           1,215
Saras SpA (AE)(N)                                     375,740           1,958
Snam Rete Gas SpA (N)                                  40,953             209
Telecom Italia SpA                                  1,101,210           2,783
Toro Assicurazioni SpA                                 12,499             336
UniCredito Italiano SpA (N)                         3,942,462          32,686
Unipol SpA                                            637,070           2,203
                                                                 ------------
                                                                      128,054
                                                                 ------------

Japan - 19.1%
77 Bank, Ltd. (The) (N)                               281,400           1,850
Access Co., Ltd. (AE)(N)                                   59             393
Aderans Co., Ltd. (N)                                   5,200             120
Aeon Co., Ltd. (N)                                    223,400           5,262
Aeon Credit Service Co., Ltd. (N)                     107,600           2,406
Aida Engineering, Ltd.                                 66,000             398
Aiful Corp.                                            49,107           1,696
Aioi Insurance Co., Ltd.                               55,000             379
Ajinomoto Co., Inc.                                   174,800           2,022
Alpen Co., Ltd.                                        21,900             659
Alps Electric Co., Ltd.                                95,500             956
Amada Co., Ltd.                                        58,000             576
Asahi Breweries, Ltd.                                  36,900             526
Asahi Glass Co., Ltd. (N)                             495,000           5,701
Asahi Kasei Corp.                                     115,000             735
Astellas Pharma, Inc.                                  74,300           3,348
Bandai Visual Co., Ltd.                                   134             420
Bank of Nagoya, Ltd. (The)                             31,000             212

                                               International Securities Fund  57

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Bank of Yokohama, Ltd. (The)                           28,000             216
Bridgestone Corp. (N)                                 263,500           5,497
Brother Industries, Ltd.                               68,000             857
Calsonic Kansei Corp. (N)                              68,000             442
Canon Marketing Japan, Inc. (N)                        10,000             237
Canon, Inc.                                           799,668          42,870
Central Japan Railway Co.                                 228           2,456
Chiba Bank, Ltd. (The)                                 29,000             260
Chubu Electric Power Co., Inc.                         46,500           1,288
Chugai Pharmaceutical Co., Ltd. (N)                   159,900           3,281
Credit Saison Co., Ltd.                                20,700             749
Cyber Communications, Inc. (N)                            105             159
Dai Nippon Printing Co., Ltd.                          21,000             313
Daiei, Inc. (The) (AE)(N)                              29,300             550
Daiichi Sankyo Co., Ltd.                              215,700           6,418
Daikin Industries, Ltd. (N)                            30,300             855
Dainippon Ink and Chemicals, Inc.                     503,000           1,901
Daiwa House Industry Co., Ltd.                         22,000             397
Daiwa Securities Group, Inc.                          222,000           2,519
Denki Kagaku Kogyo Kabushiki Kaisha                    79,000             301
Denso Corp.                                            20,600             786
Dentsu, Inc. (N)                                        1,558           4,289
East Japan Railway Co.                                    705           4,931
EDION Corp. (N)                                       113,300           1,632
Eighteenth Bank, Ltd. (The)                            10,000              48
Eisai Co., Ltd.                                       169,400           8,676
Electric Power Development Co., Ltd.                   12,000             500
Elpida Memory, Inc. (AE)                               97,200           4,538
Exedy Corp. (N)                                        22,500             660
Fancl Corp. (N)(p)                                     55,000             718
Fanuc, Ltd.                                            64,300           5,580
Frontier Real Estate Investment Corp. (o)                  37             296
Fuji Electric Holdings Co., Ltd. (N)                   57,000             310
Fuji Fire & Marine Insurance Co., Ltd. (The)           73,000             293
Fuji Heavy Industries, Ltd. (N)                       210,000           1,212
FUJIFILM Holdings Corp.                               142,600           5,292
Fujikura, Ltd. (N)                                     38,000             406
Fujitsu, Ltd. (N)                                     309,000           2,521
Funai Electric Co., Ltd. (N)                           25,600           2,244
Hachijuni Bank, Ltd. (The)                             36,000             255
Higo Bank, Ltd. (The)                                  10,000              69
Hino Motors, Ltd. (N)                                 581,500           2,874
Hiroshima Bank, Ltd. (The)                             74,000             442
Hitachi Koki Co., Ltd.                                 50,000             713
Hitachi, Ltd. (N)                                     686,000           3,959
Hokkoku Bank, Ltd. (The)                               13,000              57
Honda Motor Co., Ltd.                                 162,000           5,735
Hoya Corp.                                             36,000           1,391
Hyakugo Bank, Ltd. (The)                               13,000              83
Hyakujushi Bank, Ltd. (The)                            10,000              63
Ibiden Co., Ltd.                                       46,500           2,437

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Inpex Holdings, Inc. (AE)                                 159           1,300
Isuzu Motors, Ltd. (N)                                426,000           1,475
Itochu Corp.                                          166,000           1,323
Itochu-Shokuhin Co., Ltd.                              12,600             420
Izumi Co., Ltd. (N)                                    13,300             495
Japan Asia Investment Co., Ltd.                        92,000             515
Japan Logistics Fund, Inc. Class A (o)                     98             729
Japan Petroleum Exploration Co.                         3,500             204
Japan Tobacco, Inc.                                     6,653          29,011
JFE Holdings, Inc. (N)                                241,200           9,693
JS Group Corp.                                        137,300           2,817
JSR Corp. (N)                                          55,900           1,405
Kadokawa Holdings, Inc. (N)                            22,000             783
Kagoshima Bank, Ltd. (The)                             12,000              87
Kandenko Co., Ltd.                                     37,000             224
Kansai Electric Power Co., Inc. (The)                  80,500           1,900
Kansai Paint Co., Ltd. (N)                            101,000             845
Kao Corp. (N)                                         835,000          21,918
Kawasaki Kisen Kaisha, Ltd. (N)                        33,000             235
KDDI Corp.                                              1,455           9,069
Keio Corp. (N)                                         45,000             300
Keiyo Bank, Ltd. (The)                                 29,000             166
Kenedix, Inc.                                             314           1,764
Kobayashi Pharmaceutical Co., Ltd.                     16,800             645
Kobe Steel, Ltd.                                      864,000           2,645
Koei Co., Ltd. (N)                                     38,830             620
Koito Manufacturing Co., Ltd. (N)                      50,000             707
Komatsu, Ltd.                                          96,900           1,748
Konica Minolta Holdings, Inc. (AE)                     48,000             639
Kose Corp. (N)                                         12,760             384
Kubota Corp.                                          129,000           1,128
Kuraray Co., Ltd.                                     128,300           1,452
Kurita Water Industries, Ltd. (N)                      27,600             564
Lawson, Inc. (N)                                       54,300           1,843
Leopalace21 Corp.                                      98,300           3,698
Lintec Corp.                                            4,900             112
Mabuchi Motor Co., Ltd. (N)                            18,100           1,055
Makita Corp. (N)                                       37,400           1,113
Marui Co., Ltd.                                        30,200             406
Matsumotokiyoshi Co., Ltd. (N)                         75,044           1,813
Matsushita Electric Industrial Co., Ltd.              201,000           4,202
Matsushita Electric Works, Ltd.                        49,000             550
Mazda Motor Corp.                                     172,000           1,163
Millea Holdings, Inc.                                 151,400           5,722
Minebea Co., Ltd.                                      94,100             574
Mitsubishi Chemical Holdings Corp.                     32,000             205
Mitsubishi Corp.                                      270,500           5,227

 58  International Securities Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mitsubishi Electric Corp. (N)                         164,000           1,430
Mitsubishi Estate Co., Ltd.                            50,000           1,197
Mitsubishi Gas Chemical Co., Inc.                      28,000             267
Mitsubishi Heavy Industries, Ltd.                     108,000             482
Mitsubishi Rayon Co., Ltd.                            132,000             833
Mitsubishi UFJ Financial Group, Inc.                      947          11,903
Mitsui & Co., Ltd. (N)                                198,000           2,704
Mitsui Chemicals, Inc. (N)                            463,000           3,179
Mitsui Fudosan Co., Ltd.                              411,000          10,121
Mitsui OSK Lines, Ltd. (N)                            608,000           5,069
Mitsui Sumitomo Insurance Co., Ltd.                    15,000             187
Mitsui Trust Holdings, Inc.                           178,700           2,104
Mizuho Financial Group, Inc.                            1,230           9,581
Mochida Pharmaceutical Co., Ltd.                       10,000              83
Mori Seiki Co., Ltd. (N)                               34,900             730
Murata Manufacturing Co., Ltd.                         38,600           2,700
Nabtesco Corp. (N)                                     21,000             252
Nafco Co., Ltd.                                        14,700             407
Netprice, Ltd. (AE)(N)                                     69              94
Nichirei Corp.                                        104,000             556
Nidec Corp. (N)                                        11,300             865
Nidec Sankyo Corp.                                     48,000             536
Nihon Unisys, Ltd. (AE)                                11,900             223
Nikon Corp. (N)                                        50,000           1,028
Nintendo Co., Ltd.                                     82,100          16,791
Nippon Electric Glass Co., Ltd. (N)                    48,000           1,034
Nippon Express Co., Ltd. (N)                        1,021,000           5,526
Nippon Mining Holdings, Inc.                          245,500           1,835
Nippon Oil Corp.                                      154,000           1,146
Nippon Paint Co., Ltd.                                 22,000             118
Nippon Paper Group, Inc. (N)                              555           1,988
Nippon Steel Corp. (N)                                345,000           1,404
Nippon Telegraph & Telephone Corp.                      1,260           6,346
Nippon Yusen KK (N)                                   175,000           1,136
Nissan Motor Co., Ltd. (N)                            652,400           7,815
Nissha Printing Co., Ltd.                              10,200             477
Nisshin Seifun Group, Inc.                             50,000             525
Nitto Denko Corp. (N)                                  90,700           5,173
Nomura Holdings, Inc.                                  54,400             960
Noritsu Koki Co., Ltd. (N)                              2,800              52
NTN Corp. (N)                                          36,000             296
NTT DoCoMo, Inc.                                        1,511           2,313
NTT Urban Development Corp. (N)                           170           1,468
Obic Co., Ltd.                                          3,970             842
OJI Paper Co., Ltd.                                    90,000             477
Okasan Holdings, Inc. (N)                              39,000             303
Oki Electric Industry Co., Ltd. (N)                   422,000             996
Omron Corp.                                           149,500           3,860
ORIX Corp. (N)                                         71,510          20,147
Pacific Metals Co., Ltd.                               98,000             842
Parco Co., Ltd. (N)                                    12,200             146
Rakuten, Inc. (N)                                       6,399           2,845
Rengo Co., Ltd. (N)                                   129,000             824
Resona Holdings, Inc. (N)                                 234             712

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ricoh Co., Ltd.                                       958,200          18,926
Rinnai Corp. (N)                                       39,800           1,130
Rohm Co., Ltd.                                         62,400           5,741
Sankyo Co., Ltd. (N)                                   35,000           1,787
Sapporo Hokuyo Holdings, Inc.                              63             630
Secom Co., Ltd.                                         6,400             320
Seino Holdings Corp. (N)                               26,000             283
Sekisui Chemical Co., Ltd.                            347,500           3,072
Sekisui House, Ltd.                                   253,800           4,012
SFCG Co., Ltd. (N)                                      6,782           1,254
Sharp Corp.                                           308,000           5,491
Shiga Bank, Ltd. (The)                                 17,000             111
Shimano, Inc.                                           5,500             153
Shin-Etsu Chemical Co., Ltd.                           89,200           5,850
Shinko Electric Industries Co., Ltd.                    6,500             173
Shinsei Bank, Ltd.                                  1,523,600           8,793
Shionogi & Co., Ltd.                                   94,000           1,885
Shizuoka Bank, Ltd. (The) (N)                          25,000             267
Sohgo Security Services Co., Ltd.                      22,900             407
Sompo Japan Insurance, Inc.                           181,000           2,408
Sony Corp.                                             72,200           2,994
Stanley Electric Co., Ltd. (N)                         48,300             958
Sumco Corp. (N)                                        59,400           4,226
Sumitomo Chemical Co., Ltd.                            74,000             528
Sumitomo Corp.                                         58,300             767
Sumitomo Electric Industries, Ltd. (N)                102,300           1,448
Sumitomo Heavy Industries, Ltd.                       485,000           4,155
Sumitomo Metal Industries, Ltd.                       701,000           2,637
Sumitomo Mitsui Financial Group, Inc. (N)               2,902          31,761
Sumitomo Realty & Development Co., Ltd. (N)           288,000           9,554
Sumitomo Trust & Banking Co., Ltd. (The)              193,000           2,076
Sumitomo Warehouse Co., Ltd. (The) (N)                 57,000             403
Suzuken Co., Ltd. (N)                                   6,900             242
Suzuki Motor Corp. (N)                                317,900           9,024
T&D Holdings, Inc.                                     12,500             914
Take And Give Needs Co., Ltd. (N)                         867             853
Takeda Pharmaceutical Co., Ltd.                       264,400          16,978
Takefuji Corp.                                         76,020           2,756
TDK Corp.                                              29,400           2,300
Telewave, Inc. (N)                                        257             512
Terumo Corp.                                           53,000           2,143
Tobu Railway Co., Ltd.                                 79,000             389
Tokai Carbon Co., Ltd. (N)                             78,000             527
Tokai Rubber Industries, Inc.                           5,000              78

                                               International Securities Fund  59

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Tokai Tokyo Securities Co., Ltd. (N)                   29,000             143
Tokyo Electric Power Co., Inc. (The) (N)              147,900           4,300
Tokyo Electron, Ltd. (N)                               15,400           1,151
Tokyo Gas Co., Ltd. (N)                               999,000           5,099
Tokyo Style Co., Ltd.                                   6,000              66
Tokyu Corp. (N)                                       164,000           1,111
Toppan Printing Co., Ltd. (N)                          12,000             132
Toshiba Corp. (N)                                     106,000             671
Toyo Seikan Kaisha, Ltd. (N)                           16,900             328
Toyobo Co., Ltd.                                       55,000             145
Toyoda Gosei Co., Ltd.                                 51,000           1,184
Toyota Motor Corp.                                    971,100          57,541
Trend Micro, Inc. (N)                                  21,500             689
Ube Industries, Ltd.                                  225,000             664
UNY Co., Ltd.                                          49,000             615
Valor Co., Ltd. (N)                                    28,700             422
West Japan Railway Co.                                    725           3,099
Xebio Co., Ltd. (N)                                    10,500             323
Yahoo! Japan Corp.                                        480             187
Yokogawa Electric Corp.                                39,400             541
                                                                 ------------
                                                                      671,383
                                                                 ------------
Luxembourg - 0.1%
Acergy SA (AE)(N)                                      46,700             845
Millicom International Cellular SA (AE)(N)             33,700           1,681
SES Global SA (N)                                      68,900           1,056
                                                                 ------------
                                                                        3,582
                                                                 ------------

Mexico - 0.6%
America Movil SA de CV
   Series L                                           260,700          11,176
Coca-Cola Femsa SA de CV - ADR (N)                     51,100           1,775
Fomento Economico Mexicano SA de CV - ADR              45,000           4,351
Grupo Televisa SA - ADR                               105,880           2,613
Telefonos de Mexico SA de CV
   Series L                                            69,330           1,830
                                                                 ------------
                                                                       21,745
                                                                 ------------

Netherlands - 4.0%
ABN AMRO Holding NV                                   274,924           8,018
Aegon NV (N)                                          151,219           2,781
ASML Holding NV (AE)                                  168,691           3,858
Buhrmann NV                                           118,800           1,847
Euronext NV (AE)(N)                                    47,460           4,755
Euronext NV                                             2,100             211
European Aeronautic Defense and Space Co. NV (N)      134,510           3,648
Heineken Holding NV                                    14,394             563
Heineken NV (N)                                       250,191          11,339

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Hunter Douglas NV                                       5,042             388
ING Groep NV                                        1,110,744          49,206
Koninklijke Ahold NV (AE)                              34,872             367
Koninklijke BAM Groep NV                              101,800           2,122
Koninklijke Philips Electronics NV                    355,560          12,419
Mittal Steel Co. NV                                   112,575           4,832
Reed Elsevier NV                                      464,619           7,988
Rodamco Europe NV (N)                                  21,014           2,431
Royal KPN NV                                          197,349           2,637
Royal Numico NV                                       168,500           7,534
SBM Offshore NV                                        96,700           2,862
STMicroelectronics NV (N)                              93,400           1,615
Stork NV (AE)(N)                                        7,179             355
Unilever NV (N)                                       288,400           7,111
Wolters Kluwer NV (N)                                  98,600           2,711
                                                                 ------------
                                                                      141,598
                                                                 ------------

Netherlands Antilles - 0.0%
Schlumberger, Ltd. (N)                                 10,700             675
                                                                 ------------

New Zealand - 0.1%
Telecom Corp. of New Zealand, Ltd. (N)              1,342,580           4,200
                                                                 ------------

Norway - 0.4%
Aker Kvaerner ASA (N)                                  20,880           2,172
DNB Nor Bank ASA                                      229,463           3,005
Pan Fish ASA (AE)(N)                                  297,700             233
Petroleum Geo-Services ASA (AE)(N)                     15,700             914
Statoil ASA                                           104,100           2,632
Telenor ASA                                           327,500           5,173
Yara International ASA (N)                             55,800             977
                                                                 ------------
                                                                       15,106
                                                                 ------------

Panama - 0.0%
Carnival Corp. (N)                                      7,900             386
                                                                 ------------

Papua New Guinea - 0.0%
Oil Search, Ltd.                                      206,900             548
                                                                 ------------

Singapore - 1.0%
CapitaLand, Ltd. (N)                                  582,000           2,038
City Developments, Ltd.                                89,000             629
CSE Global, Ltd.                                      191,000             141
DBS Group Holdings, Ltd.                              713,040           9,344
Flextronics International, Ltd. (AE)(N)               130,600           1,515

 60  International Securities Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Fraser and Neave, Ltd.                                160,000             456
Jardine Cycle & Carriage, Ltd.                         39,000             311
Keppel Corp., Ltd.                                    517,000           5,247
NatSteel, Ltd.                                         50,000              42
Oversea-Chinese Banking Corp. (N)                     992,800           4,464
Pacific Century Regional Developments, Ltd. (AE)      320,000              89
Parkway Holdings, Ltd.                                299,000             532
SembCorp Industries, Ltd.                              99,120             233
Singapore Airlines, Ltd.                               43,000             420
Singapore Exchange, Ltd.                              164,000             474
Singapore Petroleum Co., Ltd. (N)                      69,000             201
Singapore Telecommunications, Ltd. (AE)(N)          3,102,300           5,281
United Overseas Bank, Ltd.                            396,000           4,502
Want Want Holdings, Ltd.                               46,000              82
                                                                 ------------
                                                                       36,001
                                                                 ------------

South Africa - 0.1%
Nedbank Group, Ltd.                                   114,280           1,891
Sanlam, Ltd.                                          335,000             796
Standard Bank Group, Ltd.                              66,200             777
Tiger Brands, Ltd.                                     31,800             661
                                                                 ------------
                                                                        4,125
                                                                 ------------

South Korea - 1.0%
Honam Petrochemical Corp.                               9,400             589
Hynix Semiconductor, Inc. (AE)                         40,450           1,468
Hyundai Mobis                                           6,000             586
Industrial Bank of Korea (N)                           58,000           1,016
Kookmin Bank                                           18,724           1,489
Korea Electric Power Corp. - ADR (N)                   85,710           1,695
KT Corp. - ADR                                         72,700           1,627
LG.Philips LCD Co., Ltd. (AE)                          13,700             436
POSCO                                                   3,900           1,082
Samsung Electronics Co., Ltd.                          32,885          21,324
Shinhan Financial Group Co., Ltd.                      15,000             692
SK Telecom Co., Ltd. - ADR (N)                         82,440           1,985
                                                                 ------------
                                                                       33,989
                                                                 ------------
Spain - 2.9%
Abengoa SA (N)                                         23,073             704
Actividades de Construccion y Servicios SA             85,190           4,276
Altadis SA                                            158,804           7,601
Antena 3 de Television SA (N)                          79,888           1,731
Banco Bilbao Vizcaya Argentaria SA (N)                561,269          13,553
Banco Popular Espanol SA (N)                           91,721           1,590
Banco Santander Central Hispano SA (N)                789,414          13,662
Cia de Distribucion Integral Logista SA                19,500           1,103

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Corporacion Mapfre SA                               1,006,700           4,458
Endesa SA                                              39,126           1,735
Fomento de Construcciones y Contratas SA (N)            5,300             462
Gestevision Telecinco SA (N)                           95,585           2,512
Iberdrola SA (N)                                      196,725           9,026
Inditex SA                                            129,300           6,182
Obrascon Huarte Lain SA                                12,641             321
Repsol YPF SA (N)                                     239,763           7,956
Repsol YPF SA - ADR (N)                                47,116           1,576
Telefonica SA (N)                                   1,131,510          21,807
Union Fenosa SA                                        35,411           1,799
                                                                 ------------
                                                                      102,054
                                                                 ------------

Sweden - 1.5%
Alfa Laval AB                                          37,900           1,404
D Carnegie & Co. AB                                    15,100             288
Electrolux AB (N)                                     102,600           1,879
Hennes & Mauritz AB Class B (N)                       178,355           7,692
Investor AB Class B                                    67,600           1,516
JM AB                                                  28,400             559
Lindex AB (N)                                          26,800             357
Nordea Bank AB                                        189,000           2,604
Sandvik AB (N)                                        144,800           1,769
Securitas AB Class B (N)                              141,093           1,856
Securitas Direct AB Class B (AE)(N)                   132,093             402
Securitas Systems AB Class B (AE)(N)                  132,093             441
Skandinaviska Enskilda Banken AB Class A (N)           32,200             901
Skanska AB Class B                                     27,700             494
SKF AB Class B                                        126,200           2,031
Ssab Svenskt Staal AB (N) Class A                      95,600           2,032
Ssab Svenskt Staal AB (N) Class B                      38,700             772
Svenska Cellulosa AB Class B (N)                       95,530           4,385
Svenska Handelsbanken Class A (N)                      28,900             748
Swedish Match AB (N)                                  354,000           5,661
Telefonaktiebolaget LM Ericsson Class B             3,584,580          13,599
TeliaSonera AB (N)                                     87,000             632
Volvo AB (N)                                            4,600             288
                                                                 ------------
                                                                       52,310
                                                                 ------------

Switzerland - 6.8%
ABB, Ltd.                                           1,092,562          16,247
Actelion, Ltd. (AE)                                    12,860           2,166
Alcon, Inc.                                            10,600           1,124

                                               International Securities Fund  61

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ciba Specialty Chemicals AG (N)                        73,781           4,516
Clariant AG (AE)                                      120,960           1,672
Compagnie Financiere Richemont AG Class A (N)         129,166           6,391
Credit Suisse Group                                   284,690          17,163
Geberit AG                                                508             662
Julius Baer Holding AG                                 93,340           9,859
Logitech International SA (AE)                        323,964           8,515
Nestle SA                                             116,768          39,891
Nobel Biocare Holding AG                               10,840           2,967
Novartis AG                                           277,313          16,830
Pargesa Holding SA                                     11,420           1,095
Roche Holding AG                                      269,278          47,122
Sulzer AG                                               1,687           1,485
Swatch Group AG                                       100,723           4,024
Swiss Reinsurance                                     154,890          12,699
Swisscom AG                                             5,179           1,809
Syngenta AG (AE)                                       38,100           6,153
UBS AG                                                580,753          34,685
Zurich Financial Services AG                            8,262           2,042
                                                                 ------------
                                                                      239,117
                                                                 ------------

Taiwan - 0.4%
AU Optronics Corp.                                  1,024,000           1,379
Compal Electronics, Inc.                            1,061,000             888
High Tech Computer Corp.                               58,000           1,438
Hon Hai Precision Industry Co., Ltd.                1,011,400           6,553
Siliconware Precision Industries Co.                  918,000           1,165
Taiwan Semiconductor Manufacturing Co., Ltd.          585,000           1,073
United Microelectronics Corp. - ADR (N)               710,473           2,153
                                                                 ------------
                                                                       14,649
                                                                 ------------

Thailand - 0.1%
Bangkok Bank PCL (N)                                  751,980           2,460
                                                                 ------------

Turkey - 0.0%
Turkcell Iletisim Hizmet AS                                 1              --
                                                                 ------------

United Kingdom - 20.2%
3i Group PLC                                          242,311           4,437
Admiral Group PLC                                      59,704           1,059
Alliance Boots PLC                                    937,272          14,482
Amvescap PLC                                          273,300           3,125
Anglo American PLC                                    126,199           5,691
ARM Holdings PLC                                    2,184,406           4,906
AstraZeneca PLC                                       229,593          13,572
Aviva PLC                                             789,326          11,669
BAE Systems PLC                                     1,265,000          10,123
Barclays PLC                                        1,952,016          26,344
Barratt Developments PLC                               12,911             267
Berkeley Group Holdings PLC (AE)                       40,157           1,103

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
BG Group PLC                                        2,366,060          31,391
BHP Billiton PLC                                      411,537           7,937
BP PLC                                              2,976,985          33,107
Brambles Industries PLC (N)                           176,300           1,660
British Airways PLC (AE)                              609,537           5,343
British American Tobacco PLC                          865,000          23,579
British Energy Group PLC (AE)                         123,255             989
British Land Co. PLC                                  428,786          12,228
Brixton PLC                                             4,641              48
BT Group PLC                                          583,593           3,098
Cadbury Schweppes PLC                                 226,859           2,283
Capita Group PLC                                      277,300           2,851
Carnival PLC                                           28,200           1,377
Carphone Warehouse Group PLC                        1,548,160           8,372
Centrica PLC                                          943,279           5,960
Charter PLC (AE)                                       67,801           1,192
Compass Group PLC                                     238,983           1,279
Corus Group PLC                                       179,555           1,601
Davis Service Group PLC                                23,600             221
De La Rue PLC                                          23,073             273
Debenhams PLC                                       1,563,754           5,608
Diageo PLC                                            681,378          12,608
Drax Group PLC                                         10,599             165
DSG International PLC                                 340,918           1,414
easyJet PLC (AE)                                      269,785           2,712
EMI Group PLC                                       1,236,773           6,358
Firstgroup PLC                                        159,437           1,634
Friends Provident PLC                               1,162,890           4,592
George Wimpey PLC                                     178,800           1,794
GKN PLC                                               684,480           3,989
GlaxoSmithKline PLC                                 1,638,969          43,770
Great Portland Estates PLC                             23,177             266
HBOS PLC                                            1,336,058          27,703
HMV Group PLC                                         314,600             951
HSBC Holdings PLC (N)                                  15,200             287
HSBC Holdings PLC                                   1,085,019          20,573
Inchcape PLC                                          149,025           1,472
Invensys PLC (AE)                                     196,834             858
Investec PLC                                          114,480           1,157
ITV PLC                                                35,600              72
J Sainsbury PLC                                       830,425           6,206
Kelda Group PLC                                        79,900           1,320
Kesa Electricals PLC                                  962,018           6,437
Ladbrokes PLC                                         840,115           6,546
Land Securities Group PLC                              22,998             920
Legal & General Group PLC                             403,264           1,112
Lloyds TSB Group PLC                                1,161,759          12,399
Man Group PLC                                       1,328,114          12,363

 62  International Securities Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Marks & Spencer Group PLC                             611,500           7,658
Mitchells & Butlers PLC                                91,800           1,044
Next PLC                                              311,361          11,166
Northern Rock PLC                                      73,500           1,678
Old Mutual PLC                                        754,697           2,440
Pearson PLC                                           132,735           1,959
Premier Farnell PLC                                   224,119             797
Prudential PLC                                        286,022           3,505
Reckitt Benckiser PLC                                 569,106          24,762
Reed Elsevier PLC                                     898,848          10,236
Rentokil Initial PLC                                1,287,380           3,720
Resolution PLC                                          4,299              51
Reuters Group PLC                                     469,200           4,003
RHM PLC                                               103,915             539
Rio Tinto PLC                                          77,532           4,277
Rolls-Royce Group PLC                                 276,700           2,479
Rolls-Royce Group PLC (AE)                          9,505,300              19
Royal & Sun Alliance Insurance Group PLC            1,122,479           3,158
Royal Bank of Scotland Group PLC                      815,556          29,061
Royal Dutch Shell PLC Class A (N)                     612,005          21,207
Royal Dutch Shell PLC Class A                         355,161          12,317
Royal Dutch Shell PLC Class B                         292,670          10,485
SABMiller PLC                                         201,880           3,905
Scottish & Southern Energy PLC                        197,009           4,938
Severn Trent PLC                                       94,266           2,510
Smiths Group PLC                                      546,420           9,860
Standard Chartered PLC                                290,704           8,179
Standard Life PLC (AE)                                 24,256             132
Taylor Woodrow PLC                                    269,223           1,868
Tesco PLC                                           3,613,316          27,122
Trinity Mirror PLC                                    368,360           3,447
Unilever PLC                                          636,432          15,794
United Business Media PLC                              29,484             390
Vedanta Resources PLC                                  36,584           1,020
Vodafone Group PLC (AE)                             7,754,100          19,968
William Hill PLC                                      765,254           9,503
Wilson Bowden PLC                                       5,861             195
Wolverhampton & Dudley Brew PLC                        73,800           2,051
WPP Group PLC                                         588,860           7,543
Xstrata PLC                                           159,013           6,794
                                                                 ------------
                                                                      708,633
                                                                 ------------

United States - 0.1%
Synthes, Inc.                                          19,669           2,231
                                                                 ------------

TOTAL COMMON STOCKS
(cost $2,541,226)                                                   3,228,578
                                                                 ------------

PREFERRED STOCKS - 0.3%
Brazil - 0.1%
Banco Itau Holding Financeira SA                       74,200           2,443
Petroleo Brasileiro SA                                 44,300             889

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Usinas Siderurgicas de Minas Gerais SA                 41,200           1,401
                                                                 ------------
                                                                        4,733
                                                                 ------------

Germany - 0.1%
Fresenius AG (N)                                       25,164           4,721
Porsche AG                                                655             764
                                                                 ------------
                                                                        5,485
                                                                 ------------

South Korea - 0.1%
Hyundai Motor Co.                                      21,000             991
Samsung Electronics Co., Ltd.                           1,600             776
                                                                 ------------
                                                                        1,767
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $8,719)                                                          11,985
                                                                 ------------


                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.1%
(Number of Contracts)
Belgium - 0.1%
Bel 20 Index
   Dec 2006 4,163.07 (EUR) Call (143)                   7,598             913
                                                                 ------------

Hong Kong - 0.0%
Hang Seng Index
   Dec 2006 18,342.30 (HKD) Call (141)                 16,627             453
                                                                 ------------

Switzerland - 0.0%
Swiss Market Index
   Dec 2006 8,613.85 (CHF) Call (132)                   9,140             531
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $1,887)                                                           1,897
                                                                 ------------


                                               International Securities Fund  63

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
WARRANTS & RIGHTS - 0.1%
United States - 0.1%
Reliance Communication, Ltd. (AE)
   2010 Warrants                                          262           2,194
Satyam Computer Services, Ltd. (p) (AE)
   2009 Warrants                                          213           2,068
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $3,621)                                                           4,262
                                                                 ------------

SHORT-TERM INVESTMENTS - 7.1%
United States - 7.1%
Russell Investment Company
   Money Market Fund                              228,569,000         228,569
United States Treasury Bills (c)(z)(sec.)
   4.891% due 12/07/06                                 14,000          13,933
   4.934% due 12/14/06                                  7,000           6,960
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $249,462)                                                       249,462
                                                                 ------------

OTHER SECURITIES - 19.4%
Russell Investment Company
   Money Market Fund (X)                          174,725,820         174,726
State Street Securities Lending Quality Trust
   (X)                                            506,184,938         506,185
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $680,911)                                                       680,911
                                                                 ------------

TOTAL INVESTMENTS - 119.0%
(identified cost $3,485,826)                                        4,177,095

OTHER ASSETS AND LIABILITIES,
NET - (19.0%)                                                        (665,629)
                                                                 ------------

NET ASSETS - 100.0%                                                 3,511,466
                                                                 ============

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

 64  International Securities (including the word 'Fund')

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
AEX Index (Netherlands)
   expiration date 11/06 (279)                             34,656               (187)

CAC-40 Index (France)
   expiration date 11/06 (259)                             17,712                 12
   expiration date 12/06 (200)                             13,681                525

DAX Index (Germany)
   expiration date 12/06 (217)                             43,577              1,149

EUR STOXX 50 Index (EMU)
   expiration date 12/06 (1000)                            51,207              2,206

FTSE-100 Index (UK)
   expiration date 12/06 (470)                             55,044              1,635

Hang Seng Index (Hong Kong)
   expiration date 11/06 (141)                             16,619                155

MSCI Singapore Index
   expiration date 11/06 (8)                                  336                 --

SPI 200 Index (Australia)
   expiration date 12/06 (125)                             12,964                598

TOPIX Index (Japan)
   expiration date 12/06 (395)                             54,401               (635)

Short Positions
FTSE-100 Index (UK)
   expiration date 12/06 (250)                             29,279               (601)

IBEX Plus Index (Spain)
   expiration date 11/06 (2)                                  350                (39)

MIB-30 (Italy)
   expiration date 12/06 (67)                              16,931               (570)

OMX Stockholm 30 Index (Sweden)
   expiration date 11/06 (865)                             13,026                163

SPI 200 Index (Australia)
   expiration date 12/06 (201)                             20,847             (1,045)

TOPIX Index (Japan)
   expiration date 12/06 (44)                               6,060                579
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts (a)                                                  3,945
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Belgium
Bel 20 Index Futures
   Dec 2006 4,163.07 (EUR) Put (143)                        7,598               (932)

Hong Kong
Hang Seng Index
   Dec 2006 18,342.30 (HKD) Put (141)                      16,627               (453)

Switzerland
Swiss Market Index
   Dec 2006 8,613.85 (CHF) Put (132)                        9,140               (531)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $1,886)                                                 (1,916)
                                                                     ===============

  See accompanying notes which are an integral part of the financial statements.

                                               International Securities Fund  65

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD              55   AUD               71    11/03/06                 --
USD             420   AUD              550    12/15/06                  5
USD             423   AUD              550    12/15/06                  3
USD             282   AUD              375    12/20/06                  8
USD             325   AUD              437    12/20/06                 13
USD             379   AUD              500    12/20/06                  8
USD             382   AUD              500    12/20/06                  5
USD             676   AUD              895    12/20/06                 16
USD             748   AUD            1,000    12/20/06                 26
USD             749   AUD            1,000    12/20/06                 24
USD             753   AUD            1,000    12/20/06                 21
USD             753   AUD            1,000    12/20/06                 21
USD             759   AUD            1,000    12/20/06                 15
USD             764   AUD            1,000    12/20/06                 10
USD             764   AUD            1,000    12/20/06                  9
USD           1,001   AUD            1,320    12/20/06                 20
USD           1,089   AUD            1,466    12/20/06                 45
USD           1,954   AUD            2,599    12/20/06                 57
USD           3,082   AUD            4,099    12/20/06                 89
USD           3,750   AUD            4,986    12/20/06                106
USD          11,460   AUD           15,000    12/20/06                141
USD              52   CHF               65    11/01/06                 --
USD             568   CHF              709    11/01/06                  2
USD           1,178   CHF            1,471    11/01/06                  5
USD             127   CHF              159    11/02/06                  1
USD             361   CHF              451    11/02/06                  1
USD           2,076   CHF            2,600    12/15/06                 23
USD           2,173   CHF            2,700    12/15/06                  7
USD           1,489   CHF            1,876    12/20/06                 27
USD           4,091   CHF            5,079    12/20/06                 12
USD           6,568   CHF            8,152    12/20/06                 18
USD          15,428   CHF           19,171    12/20/06                 60
USD          25,328   CHF           31,475    12/20/06                101
USD          27,423   CHF           34,061    12/20/06                 95
USD             158   DKK              937    12/20/06                  3
USD             576   EUR              454    11/01/06                  3
USD             716   EUR              563    11/01/06                  3
USD           1,047   EUR              821    11/01/06                  2
USD           1,973   EUR            1,549    11/01/06                  5
USD              62   EUR               49    11/02/06                 --
USD             317   EUR              249    11/02/06                  1
USD             805   EUR              633    11/02/06                  2
USD           5,448   EUR            4,290    12/15/06                 40
USD           6,430   EUR            5,040    12/15/06                 18
USD           1,071   EUR              840    12/20/06                  4

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD           1,497   EUR            1,176    12/20/06                  7
USD           2,472   EUR            1,943    12/20/06                 14
USD           2,511   EUR            2,000    12/20/06                 48
USD           2,548   EUR            2,000    12/20/06                 12
USD           2,548   EUR            2,000    12/20/06                 11
USD           2,552   EUR            2,000    12/20/06                  7
USD           2,561   EUR            2,000    12/20/06                 (1)
USD           2,563   EUR            2,000    12/20/06                 (4)
USD           2,570   EUR            2,000    12/20/06                (11)
USD           2,583   EUR            2,000    12/20/06                (24)
USD           3,820   EUR            3,000    12/20/06                 19
USD           3,822   EUR            3,000    12/20/06                 17
USD           3,824   EUR            3,000    12/20/06                 15
USD           3,998   EUR            3,136    12/20/06                 15
USD           5,055   EUR            4,000    12/20/06                 64
USD           5,057   EUR            4,000    12/20/06                 61
USD           5,106   EUR            4,000    12/20/06                 13
USD           6,166   EUR            4,800    12/20/06                (24)
USD           6,361   EUR            5,000    12/20/06                 37
USD           6,787   EUR            5,332    12/20/06                 36
USD           6,987   EUR            5,551    12/20/06                117
USD           7,346   EUR            5,767    12/20/06                 34
USD           7,724   EUR            6,100    12/20/06                 82
USD          20,810   EUR           16,200    12/20/06                (79)
USD          27,126   EUR           21,312    12/20/06                147
USD          33,730   EUR           26,462    12/20/06                132
USD          92,731   EUR           72,200    12/20/06               (340)
USD             788   GBP              416    11/01/06                  5
USD             846   GBP              445    11/01/06                  2
USD           1,174   GBP              619    11/01/06                  7
USD             507   GBP              267    11/02/06                  2
USD             437   GBP              229    11/03/06                 --
USD             859   GBP              450    11/03/06                 --
USD           3,438   GBP            1,820    12/15/06                 35
USD           3,657   GBP            1,920    12/15/06                  6
USD             565   GBP              300    12/20/06                  8
USD           1,868   GBP            1,000    12/20/06                 41
USD           1,868   GBP            1,000    12/20/06                 40
USD           1,876   GBP            1,000    12/20/06                 33
USD           1,877   GBP            1,000    12/20/06                 31
USD           1,878   GBP            1,000    12/20/06                 30
USD           1,890   GBP            1,000    12/20/06                 18
USD           1,909   GBP            1,000    12/20/06                 (1)
USD           2,800   GBP            1,500    12/20/06                 62
USD           2,816   GBP            1,500    12/20/06                 47

See accompanying notes which are an integral part of the financial statements.

 66  International Securities Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD           2,818   GBP            1,500    12/20/06                 45
USD           2,818   GBP            1,500    12/20/06                 45
USD           3,746   GBP            2,000    12/20/06                 70
USD           3,767   GBP            2,000    12/20/06                 50
USD           3,781   GBP            2,000    12/20/06                 36
USD           5,012   GBP            2,699    12/20/06                138
USD           6,486   GBP            3,451    12/20/06                100
USD          10,880   GBP            5,790    12/20/06                170
USD          11,634   GBP            6,191    12/20/06                180
USD          13,798   GBP            7,339    12/20/06                208
USD          19,562   GBP           10,409    12/20/06                302
USD          41,138   GBP           21,894    12/20/06                642
USD          62,542   GBP           33,200    12/20/06                814
USD             120   HKD              930    11/01/06                 --
USD             144   HKD            1,117    11/01/06                 --
USD              59   HKD              460    12/20/06                 --
USD              71   HKD              549    12/20/06                 --
USD              88   HKD              685    12/20/06                 --
USD             119   HKD              923    12/20/06                 --
USD             356   HKD            2,766    12/20/06                  1
USD           1,000   HKD            7,763    12/20/06                 --
USD              51   JPY            6,035    11/01/06                 --
USD              77   JPY            9,108    11/01/06                 --
USD           1,772   JPY          208,423    11/01/06                 10
USD             237   JPY           27,941    11/02/06                  2
USD             815   JPY           96,043    11/02/06                  6
USD           6,689   JPY          779,740    12/15/06                 21
USD             223   JPY           26,023    12/20/06                  1
USD             433   JPY           50,000    12/20/06                 (3)
USD             861   JPY          100,000    12/20/06                 --
USD             867   JPY          100,000    12/20/06                 (6)
USD             868   JPY          100,000    12/20/06                 (6)
USD             870   JPY          100,000    12/20/06                 (9)
USD           1,301   JPY          150,000    12/20/06                 (9)
USD           1,690   JPY          200,000    12/20/06                 33
USD           1,694   JPY          200,000    12/20/06                 28
USD           1,706   JPY          200,000    12/20/06                 16
USD           1,712   JPY          200,000    12/20/06                 10
USD           1,716   JPY          200,000    12/20/06                  7
USD           1,721   JPY          200,000    12/20/06                  1
USD           1,722   JPY          200,000    12/20/06                 --
USD           1,725   JPY          200,000    12/20/06                 (3)
USD           1,737   JPY          200,000    12/20/06                (15)
USD           1,739   JPY          200,000    12/20/06                (17)
USD           2,010   JPY          234,202    12/20/06                  7

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD           2,546   JPY          300,000    12/20/06                 37
USD           2,585   JPY          300,000    12/20/06                 (1)
USD           2,609   JPY          300,000    12/20/06                (26)
USD           2,772   JPY          325,000    12/20/06                 27
USD           3,429   JPY          400,000    12/20/06                 16
USD           3,444   JPY          400,000    12/20/06                 --
USD           4,014   JPY          467,874    12/20/06                 15
USD           5,007   JPY          593,257    12/20/06                102
USD          52,014   JPY        6,000,000    12/20/06               (346)
USD             289   NOK            1,892    11/01/06                 --
USD             369   NOK            2,408    11/03/06                 --
USD           2,042   NOK           13,341    11/03/06                 (1)
USD             228   NOK            1,490    12/15/06                  1
USD             242   NOK            1,580    12/15/06                  1
USD             167   NOK            1,112    12/20/06                  3
USD             597   NOK            3,900    12/20/06                  1
USD           2,554   NOK           16,656    12/20/06                  1
USD           2,793   NOK           18,228    12/20/06                  3
USD          17,617   NOK          114,868    12/20/06                  3
USD          19,242   NOK          125,527    12/20/06                 12
USD              18   NZD               27    12/20/06                 --
USD              31   NZD               47    12/20/06                  1
USD             135   SEK              977    11/01/06                 --
USD              29   SEK              210    11/02/06                 --
USD             519   SEK            3,814    12/20/06                 11
USD           3,758   SEK           27,062    12/20/06                  2
USD           4,064   SEK           29,532    12/20/06                 39
USD           4,065   SEK           29,532    12/20/06                 38
USD          20,259   SEK          146,001    12/20/06                 26
USD          21,298   SEK          154,809    12/20/06                211
USD             204   SGD              319    11/01/06                  1
USD             180   SGD              285    12/20/06                  4
USD             923   SGD            1,459    12/20/06                 16
USD           1,037   SGD            1,636    12/20/06                 17
USD           1,037   SGD            1,636    12/20/06                 17
USD           1,119   SGD            1,766    12/20/06                 18
USD           4,379   SGD            6,921    12/20/06                 78
USD           5,231   SGD            8,268    12/20/06                 93
USD           6,642   SGD           10,498    12/20/06                118
USD          23,728   SGD           37,501    12/20/06                421
AUD              34   USD               27    11/03/06                 --
AUD              47   USD               36    11/03/06                 --
AUD           1,100   USD              828    12/15/06                (23)
AUD             300   USD              231    12/20/06                 (1)
AUD           1,200   USD              890    12/20/06                (38)

  See accompanying notes which are an integral part of the financial statements.

                                               International Securities Fund  67

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
AUD           1,200   USD              890    12/20/06                (38)
AUD           1,200   USD              916    12/20/06                (12)
AUD           1,400   USD            1,070    12/20/06                (12)
AUD           1,807   USD            1,353    12/20/06                (44)
AUD           3,000   USD            2,229    12/20/06                (92)
AUD           5,202   USD            3,907    12/20/06               (116)
AUD           5,885   USD            4,428    12/20/06               (124)
AUD           5,970   USD            4,485    12/20/06               (132)
AUD          20,730   USD           15,575    12/20/06               (457)
CAD              60   USD               53    11/01/06                 --
CAD              11   USD               10    11/02/06                 --
CHF           2,767   USD            2,223    11/03/06                 (1)
CHF           5,300   USD            4,187    12/15/06                (93)
CHF             974   USD              785    12/20/06                 (2)
CHF           1,935   USD            1,530    12/20/06                (34)
CHF           3,406   USD            2,735    12/20/06                (16)
CHF          11,759   USD            9,442    12/20/06                (58)
CHF          51,345   USD           41,328    12/20/06               (153)
DKK              51   USD                9    12/20/06                 --
DKK             126   USD               22    12/20/06                 --
DKK             139   USD               24    12/20/06                 --
DKK             295   USD               50    12/20/06                 --
DKK             352   USD               60    12/20/06                 --
DKK           3,702   USD              624    12/20/06                (12)
EUR              13   USD               16    11/01/06                 --
EUR             747   USD              950    11/01/06                 (3)
EUR             935   USD            1,191    11/01/06                 (3)
EUR              47   USD               60    11/02/06                 --
EUR             198   USD              252    11/02/06                 (1)
EUR             230   USD              293    11/02/06                 (1)
EUR              78   USD               99    11/03/06                 --
EUR             394   USD              503    11/03/06                 --
EUR           9,330   USD           11,711    12/15/06               (226)
EUR           1,000   USD            1,274    12/20/06                 (5)
EUR           1,000   USD            1,288    12/20/06                  8
EUR           1,231   USD            1,569    12/20/06                 (6)
EUR           2,000   USD            2,530    12/20/06                (29)
EUR           3,000   USD            3,768    12/20/06                (71)
EUR           4,000   USD            5,176    12/20/06                 57
EUR           4,000   USD            5,099    12/20/06                (19)
EUR           4,400   USD            5,650    12/20/06                 19
EUR           4,458   USD            5,598    12/20/06               (107)
EUR           7,000   USD            8,789    12/20/06               (168)
EUR           7,500   USD            9,437    12/20/06               (160)
EUR           8,507   USD           10,842    12/20/06                (44)

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
EUR           9,628   USD           12,265    12/20/06                (55)
EUR          16,500   USD           21,191    12/20/06                 77
EUR          17,500   USD           22,020    12/20/06               (375)
EUR          36,569   USD           46,615    12/20/06               (180)
GBP               8   USD               14    11/01/06                 --
GBP               8   USD               15    11/01/06                 --
GBP              11   USD               21    11/01/06                 --
GBP              11   USD               21    11/01/06                 --
GBP              63   USD              119    11/01/06                 (1)
GBP              66   USD              125    11/01/06                 (1)
GBP             104   USD              198    11/01/06                 (1)
GBP           1,088   USD            2,065    11/01/06                (11)
GBP           1,389   USD            2,635    11/01/06                (15)
GBP              99   USD              188    11/02/06                 (1)
GBP           1,057   USD            2,007    11/02/06                 (9)
GBP             555   USD            1,058    11/03/06                 --
GBP           3,740   USD            6,990    12/15/06               (147)
GBP           1,000   USD            1,897    12/20/06                (11)
GBP           1,000   USD            1,862    12/20/06                (47)
GBP           1,000   USD            1,869    12/20/06                (39)
GBP           1,800   USD            3,432    12/20/06                 (3)
GBP           2,000   USD            3,806    12/20/06                (10)
GBP           2,000   USD            3,767    12/20/06                (50)
GBP           2,700   USD            5,013    12/20/06               (140)
GBP           2,700   USD            5,085    12/20/06                (68)
GBP           2,800   USD            5,190    12/20/06               (153)
GBP           3,000   USD            5,651    12/20/06                (74)
GBP           3,559   USD            6,601    12/20/06               (191)
GBP           4,904   USD            9,201    12/20/06               (157)
GBP           6,129   USD           11,521    12/20/06               (174)
GBP           6,200   USD           11,512    12/20/06               (319)
GBP          30,563   USD           57,442    12/20/06               (883)
GBP           8,994   USD           17,062    01/31/07               (105)
HKD           2,013   USD              259    11/01/06                 --
HKD             206   USD               27    11/02/06                 --
HKD           8,941   USD            1,152    12/20/06                 --
JPY             373   USD                3    11/01/06                 --
JPY             578   USD                5    11/01/06                 --
JPY           2,338   USD               20    11/01/06                 --
JPY          24,973   USD              212    11/01/06                 (1)
JPY          60,615   USD              515    11/01/06                 (3)
JPY             370   USD                3    11/02/06                 --
JPY             569   USD                5    11/02/06                 --
JPY           2,126   USD               18    11/02/06                 --
JPY          53,793   USD              458    11/02/06                 (2)

See accompanying notes which are an integral part of the financial statements.

 68  International Securities Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
JPY         204,864   USD            1,744    11/02/06                 (8)
JPY             139   USD                1    11/06/06                 --
JPY             366   USD                3    11/06/06                 --
JPY           1,125   USD               10    11/06/06                 --
JPY          24,587   USD              209    11/06/06                 (1)
JPY          71,413   USD              611    11/06/06                 --
JPY         282,698   USD            2,414    11/06/06                 (3)
JPY         779,740   USD            6,596    12/15/06               (114)
JPY          43,341   USD              371    12/20/06                 (2)
JPY         100,000   USD              846    12/20/06                (15)
JPY         100,000   USD              856    12/20/06                 (5)
JPY         100,000   USD              861    12/20/06                 --
JPY         130,531   USD            1,120    12/20/06                 (4)
JPY         250,000   USD            2,166    12/20/06                 13
JPY         300,000   USD            2,543    12/20/06                (41)
JPY         350,000   USD            3,042    12/20/06                 28
JPY         400,000   USD            3,428    12/20/06                (17)
JPY         450,000   USD            3,937    12/20/06                 62
JPY         539,879   USD            4,633    12/20/06                (16)
JPY         555,000   USD            4,678    12/20/06               (101)
JPY         600,000   USD            5,063    12/20/06               (103)
JPY         661,081   USD            5,675    12/20/06                (18)
JPY         764,173   USD            6,450    12/20/06               (131)
JPY       1,500,000   USD           12,648    12/20/06               (271)
JPY       1,685,531   USD           14,469    12/20/06                (46)
JPY       1,708,997   USD           14,670    12/20/06                (47)
JPY       3,016,276   USD           25,881    12/20/06                (94)
NOK           3,070   USD              454    12/15/06                (17)
NOK           9,354   USD            1,434    12/20/06                 (1)
NOK          23,211   USD            3,558    12/20/06                 (2)
NOK          29,167   USD            4,469    12/20/06                 (5)
NOK          72,917   USD           11,173    12/20/06                (12)
NOK         144,530   USD           22,148    12/20/06                (21)
NZD              27   USD               18    12/20/06                 --
SEK           6,853   USD              951    12/20/06                 (1)
SEK           8,266   USD            1,125    12/20/06                (23)
SEK          11,705   USD            1,623    12/20/06                 (3)
SEK          71,556   USD            9,928    12/20/06                (14)
SEK          78,957   USD           10,958    12/20/06                (12)
SEK          79,766   USD           11,079    12/20/06                 (3)
SGD             530   USD              340    11/01/06                 (1)
SGD             115   USD               73    12/20/06                 (1)
SGD             826   USD              523    12/20/06                 (9)
SGD           1,604   USD            1,023    12/20/06                (10)
SGD           3,239   USD            2,049    12/20/06                (36)

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
SGD           3,637   USD            2,301    12/20/06                (41)
SGD           3,813   USD            2,430    12/20/06                (25)
SGD           3,813   USD            2,430    12/20/06                (25)
SGD           3,813   USD            2,430    12/20/06                (26)
SGD           3,813   USD            2,430    12/20/06                (26)
SGD           7,626   USD            4,862    12/20/06                (49)
SGD           8,464   USD            5,354    12/20/06                (97)
SGD          11,438   USD            7,290    12/20/06                (76)
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                              (1,156)
                                                           ==============

  See accompanying notes which are an integral part of the financial statements.

                                               International Securities Fund  69

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

INDEX SWAP CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
                                                                                                             APPRECIATION
        FUND RECEIVES                COUNTER        NOTIONAL           FUND PAYS           TERMINATION      (DEPRECIATION)
     UNDERLYING SECURITY              PARTY          AMOUNT          FLOATING RATE             DATE               $
------------------------------   ----------------   ---------   -----------------------   --------------   ----------------
MSCI Belgium
   Local Net Total Return                                       1 Month EUR Libor
   Index                         Merrill Lynch      EUR    5,414    plus 0.15%               06/20/07                   (55)

MSCI Belgium
   Local Net Total Return                                       1 Month EUR Libor
   Index                         Merrill Lynch      EUR     834    plus 0.15%                06/20/07                    (9)

MSCI Belgium
   Local Net Total Return                                       1 Month EUR Libor
   Index                         Merrill Lynch      EUR     535    plus 0.15%                09/19/07                    (5)
                                                                                                           ----------------

Total Unrealized Appreciation (Depreciation) on Open Index Swaps                                                        (69)
                                                                                                           ================

See accompanying notes which are an integral part of the financial statements.

 70  International Securities Fund

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                       % OF              MARKET
INDUSTRY DIVERSIFICATION                                NET               VALUE
(UNAUDITED)                                           ASSETS                $
------------------------------------------------------------------------------------
Auto and Transportation                                       6.1            215,094
Consumer Discretionary                                        8.6            303,375
Consumer Staples                                              9.0            314,615
Financial Services                                           26.0            913,179
Health Care                                                   6.4            226,413
Integrated Oils                                               6.0            208,961
Materials and Processing                                     10.2            356,613
Miscellaneous                                                 0.8             28,761
Other Energy                                                  0.7             24,215
Producer Durables                                             6.0            209,569
Technology                                                    3.9            137,974
Utilities                                                     8.6            301,794
Options Purchased                                             0.1              1,897
Warrants & Rights                                             0.1              4,262
Short-Term Investments                                        7.1            249,462
Other Securities                                             19.4            680,911
                                                  ---------------    ---------------

Total Investments                                           119.0          4,177,095
Other Assets and Liabilities, Net                           (19.0)          (665,629)
                                                  ---------------    ---------------

Net Assets                                                  100.0          3,511,466
                                                  ===============    ===============

GEOGRAPHIC DIVERSIFICATION                             % OF              MARKET
(UNAUDITED)                                           ASSETS                $
------------------------------------------------------------------------------------
Africa                                                        0.1              4,125
Asia                                                          8.4            294,695
Europe                                                       41.6          1,460,944
Japan                                                        19.1            671,383
Latin America                                                 1.5             51,162
Middle East                                                    --                907
Other Regions                                                 8.7            304,335
United Kingdom                                               20.2            708,633
Other Securities                                             19.4            680,911
                                                  ---------------    ---------------
Total Investments                                           119.0          4,177,095
Other Assets and Liabilities, Net                           (19.0)          (665,629)
                                                  ---------------    ---------------

Net Assets                                                  100.0          3,511,466
                                                  ===============    ===============

  See accompanying notes which are an integral part of the financial statements.

                                               International Securities Fund  71

RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                   % OF
                                                    NET
CATEGORIES                                        ASSETS
-------------------------------------------------------------
Australia                                                 3.7
Austria                                                   0.5
Belgium                                                   1.1
Bermuda                                                   0.5
Brazil                                                    0.2
Canada                                                    1.4
Cayman Islands                                            0.1
China                                                     0.3
Denmark                                                   0.2
Finland                                                   0.7
France                                                   12.2
Germany                                                   6.6
Greece                                                    0.2
Hong Kong                                                 1.6
Hungary                                                    --*
India                                                      --*
Indonesia                                                 0.1
Ireland                                                   0.5
Israel                                                     --*
Italy                                                     3.7
Japan                                                    19.1
Luxembourg                                                0.1
Mexico                                                    0.6
Netherlands                                               4.0
Netherlands Antilles                                       --*
New Zealand                                               0.1
Norway                                                    0.4
Panama                                                     --*
Papua New Guinea                                           --*
Singapore                                                 1.0
South Africa                                              0.1
South Korea                                               1.0
Spain                                                     2.9
Sweden                                                    1.5
Switzerland                                               6.8
Taiwan                                                    0.4
Thailand                                                  0.1
Turkey                                                     --*
United Kingdom                                           20.2
United States                                             0.1
Preferred Stocks                                          0.3
Options Purchased                                         0.1
Warrants & Rights                                         0.1
Short-Term Investments                                    7.1
Other Securities                                         19.4
                                              ---------------
Total Investments                                       119.0
Other Assets and Liabilities, Net                       (19.0)
                                              ---------------

                                                        100.0
                                              ===============

Futures Contracts                                         0.1
Foreign Currency Exchange Contracts                       (--)*
Options Written                                          (0.1)
Index Swaps                                                --*

* Less than .05% of net assets

See accompanying notes which are an integral part of the financial statements.

 72  International Securities Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                EMERGING MARKETS - CLASS S++               MSCI EMF **
                                                                ----------------------------               -----------
Inception*                                                                 10000                              10000
1997                                                                        9967                               9152
1998                                                                        7004                               6316
1999                                                                        8428                               9136
2000                                                                        7890                               8309
2001                                                                        6005                               6344
2002                                                                        6360                               6866
2003                                                                        9430                              10184
2004                                                                       11431                              12121
2005                                                                       15471                              16218
2006                                                                       20571                              21894

Emerging Markets Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 33.04%
5 Years                                27.92%S
10 Years                                7.48%S

Emerging Markets Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 32.64%
5 Years                                27.68%S
10 Years                                7.30%S

Emerging Markets Fund - Class C ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 31.63%
5 Years                                26.80%S
10 Years                                6.70%S

MSCI Emerging Markets Free Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 35.00%
5 Years                                28.11%S
10 Years                                 N/A

 74  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Emerging Markets Fund Class S, Class E and Class C Shares gained 33.04%, 32.64% and 31.63%, respectively. This compared to the MSCI Emerging Markets Free Index(SM), which gained 35.00% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Emerging Markets Funds Average returned 34.38%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund's underperformance during this period was primarily driven by a weak second quarter of 2006 when three of the largest countries to which the Fund was overweight (Turkey, South Africa and Brazil) had large negative returns. More generally, over the fiscal year, the Fund's underweight to India and China and weak stock selection in Korea and India detracted from performance.

During the year, the Fund had a relatively neutral position to the top two performing emerging market sectors, industrials and financial services. Stock selection within the financial services sector was a significant positive. Energy was the third best performing sector, which was boosted by strong oil prices throughout the year. On average the Fund had a significant overweight to energy stocks and this was a large contributor to the Fund's performance. The Fund's underweight to health care was also a positive contributor to performance, as this small sector, which is dominated by Teva Pharmaceuticals, significantly underperformed.

Overall sector allocation was positive. However stock selection detracted from performance, especially in consumer discretionary and telecommunications sectors. In terms of countries, the underweight to Israel, which is dominated by the health care stock, Teva Pharmaceuticals, an overweight to Indonesia, as well as good stock selection in Brazil, were the main positive contributors to Fund performance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The market environment during the fiscal period was generally a difficult one for the investment strategies employed in the Fund. Of the four money managers that were in the Fund for the full 12 month period, only Arrowstreet Capital, L.P. produced a positive return. T. Rowe Price International, Inc. and AllianceBernstein L.P. both significantly underperformed the benchmark with Genesis Asset Managers Limited marginally underperforming. The aggregate performance of Wells Capital Management Inc., who was terminated in the second quarter of 2006, and Harding Loevner Management, L.P., the latest addition to the Fund, contributed most positively to Fund performance.

Wells Capital Management Inc. made the largest positive contribution to Fund performance, primarily driven by a strong first quarter in 2006, when its large overweight position in energy and technology stocks added to returns.

T. Rowe Price had an extremely difficult second quarter of 2006 as it was overweight in many of the countries that did well in 2005, such as Egypt, Turkey and South Africa. These were some of the markets that underperformed the most over the second quarter, with Turkey and South Africa in particular suffering from sharp depreciation in their currencies. T. Rowe Price's performance improved after the second quarter of 2006.

Genesis Asset Managers, LLP struggled in this period because of weak stock selection in India largely due to its overweight to health care.

In the global sell-off in the second quarter, the emerging markets asset class was hit hard. Arrowstreet, a quantitative manager, held up well in this environment, but it underperformed significantly in the third quarter when there was a sell-off in the materials sector. Arrowstreet's performance was fairly volatile over the fiscal year, but it finished ahead of its benchmark.

AllianceBernstein was behind its benchmark during this period. Its portfolio suffered following a very strong period of performance during the last five year period in which it had been the strongest performing money manager in the Fund.

Harding, Loevner Management, L.P. performed well since it was added to the Fund at the end of June. Its focus on companies that it believes exhibit quality fundamentals led to strong stock selection in the financial services sector.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In June 2006, Wells Capital Management was replaced with Harding Loevner. Harding Loevner is a market-oriented money manager with a bottom-up focus that emphasizes companies it believes have high quality characteristics across a broad universe of emerging markets.

                                                       Emerging Markets Fund  75

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2006


AllianceBernstein, L.P.                     Value
Arrowstreet Capital, L.P.                   Market-Oriented
Genesis Asset Managers, LLP                 Market-Oriented
Harding Loevner Management, L.P.            Market-Oriented
T. Rowe Price International, Inc.           Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Assumes initial investment on November 1, 1996.

**     The Morgan Stanley Capital International Emerging Markets Free
       Index (net) is a market capitalization-weighted Index of over 850 stocks traded in 22 world markets.

*** The Morgan Stanley Capital International Emerging Markets Free Index (net) was linked to the Morgan Stanley Capital International Emerging Markets Free Index (gross) as of December 31, 1998.

++++ The Fund first issued Class E Shares on September 22, 1998. The returns shown for Class E Shares prior to September 22, 1998 are those of the Fund's Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, returns for that period would have been lower.

++++++ The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund's Class S Shares from November 1, 1996 to September 21, 1998, and the performance of the Fund's Class E Shares from September 22, 1998 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 76  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       961.00      $     1,011.64
Expenses Paid During
Period*                       $        13.30      $        13.64

* Expenses are equal to the Fund's annualized expense ratio of 2.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       964.30      $     1,015.48
Expenses Paid During
Period*                       $         9.56      $         9.80

* Expenses are equal to the Fund's annualized expense ratio of 1.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       966.10      $     1,016.69
Expenses Paid During
Period*                       $         8.38      $         8.59

* Expenses are equal to the Fund's annualized expense ratio of 1.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                       Emerging Markets Fund  77

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 89.1%
Austria - 0.1%
Raiffeisen International Bank Holding AG                8,900           1,018
                                                                 ------------

Bermuda - 0.4%
Brilliance China Automotive Holdings, Ltd. (AE)       338,000              52
Credicorp, Ltd. (N)                                    73,409           3,098
Shangri-La Asia, Ltd.                                 492,000           1,068
                                                                 ------------
                                                                        4,218
                                                                 ------------

Brazil - 7.8%
All America Latina Logistica SA                       230,000           2,008
Banco do Brasil SA                                    253,000           6,136
Banco Itau Holding Financeira SA - ADR                 82,700           2,746
Brasil Telecom Participacoes SA - ADR                  65,400           2,189
Centrais Eletricas Brasileiras SA                 151,505,400           3,191
Cia Brasileira de Distribuicao Grupo Pao de
   Acucar - ADR (N)                                    78,400           2,342
Cia de Bebidas das Americas - ADR                      31,400           1,371
Cia de Saneamento Basico do Estado de Sao Paulo    45,960,000           5,526
Cia Siderurgica Nacional SA                            95,533           2,967
Cia Vale do Rio Doce - ADR                            402,200           8,736
Cia Vale do Rio Doce - ADR (N)                        173,800           4,421
Companhia de Saneamento de Minas Gerais (AE)           72,000             671
Cyrela Brazil Realty SA                                66,500           1,354
EDP - Energias do Brasil SA                           104,500           1,439
Empresa Brasileira de Aeronautica SA - ADR (N)         20,400             849
Gerdau SA                                               7,300              91
Gerdau SA - ADR (N)                                   498,800           7,367
Gol Linhas Aereas Inteligentes SA - ADR (N)            69,000           2,149
Lojas Renner SA                                         7,500              94
Natura Cosmeticos SA                                  306,500           4,222
Perdigao SA                                           100,309           1,169
Petroleo Brasileiro SA                                134,656           2,980
Petroleo Brasileiro SA - ADR (AE)                      75,100           6,080
Petroleo Brasileiro SA - ADR (AE)(N)                   67,125           5,958
Souza Cruz SA                                           2,400              37
Tele Norte Leste Participacoes SA                      42,906           1,278
Tele Norte Leste Participacoes SA - ADR (N)           263,000           3,806
Unibanco - Uniao de Bancos Brasileiros SA (AE)        350,300           2,773
Unibanco - Uniao de Bancos Brasileiros SA - ADR        83,700           6,591
                                                                 ------------
                                                                       90,541
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Canada - 0.2%
First Quantum Minerals, Ltd.                           30,800           1,760
                                                                 ------------

Cayman Islands - 0.8%
Agile Property Holdings, Ltd.                         998,000             883
ASM Pacific Technology                                268,000           1,391
China Resources Land, Ltd.                            396,000             316
Himax Technologies, Inc. - ADR (AE)                   109,600             698
Hutchison Telecommunications International, Ltd.
   (AE)                                               727,000           1,400
Kingboard Chemical Holdings, Ltd.                     261,500             930
Luen Thai Holdings, Ltd.                            1,407,000             244
Semiconductor Manufacturing International Corp.
   (AE)                                             5,583,000             653
Shui On Land, Ltd. (AE)                               818,000             631
Sina Corp./China (AE)(N)                               34,100             877
Solomon Systech International, Ltd.                 3,594,900             629
Tencent Holdings, Ltd.                                430,000           1,027
                                                                 ------------
                                                                        9,679
                                                                 ------------

Chile - 0.5%
Banco de Credito e Inversiones                         46,400           1,298
Banco Santander Chile SA - ADR                         31,500           1,519
Coca-Cola Embonor SA - ADR                             97,500             938
Embotelladora Andina SA - ADR                          62,100             966
Lan Airlines SA - ADR (N)                              16,800             725
                                                                 ------------
                                                                        5,446
                                                                 ------------

China - 5.8%
Aluminum Corp. of China, Ltd. Class H               1,132,000             790
Angang Steel Co., Ltd. Class H                        290,000             296
Anhui Conch Cement Co., Ltd. Class H                  820,000           1,824
Bank of Communications Co., Ltd. Class H              970,000             728
Beijing Capital International Airport Co., Ltd.
   Class H                                            302,000             194
China COSCO Holdings Co., Ltd. Class H              2,011,000             936
China International Marine Containers Co., Ltd.
   Class B                                            350,330             493
China Life Insurance Co., Ltd. Class H              1,720,000           3,623

 78  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
China Merchants Bank Co., Ltd. (AE)                   138,000             215
China Petroleum & Chemical Corp. - ADR (N)             53,160           3,688
China Petroleum & Chemical Corp. Class H           13,559,254           9,415
China Shenhua Energy Co., Ltd.                      3,186,700           5,605
China Shipping Container Lines Co., Ltd. Class H    1,309,000             318
China Shipping Development Co., Ltd. Class H          928,000           1,010
China Telecom Corp., Ltd. Class H                   9,281,000           3,497
Datang International Power Generation Co., Ltd.
   Class H                                          1,782,000           1,510
Guangzhou R&F Properties Co., Ltd.                    662,400           1,082
Industrial & Commercial Bank of China (AE)          4,665,000           2,087
Jiangsu Express Class H                             2,586,400           1,523
Jiangxi Copper Co., Ltd. Class H                      527,000             573
Maanshan Iron & Steel Class H                       3,203,600           1,273
PetroChina Co., Ltd. - ADR                             21,663           2,391
PetroChina Co., Ltd. Class H                       14,067,176          15,501
PICC Property & Casualty Co., Ltd. Class H            574,000             205
Ping An Insurance Group Co. of China, Ltd. Class
   H                                                1,051,100           3,656
Shanghai Forte Land Co., Ltd. Class H               1,970,000             869
Shenzhen Expressway Co., Ltd. Class H                 270,000             152
Sinopec Shanghai Petrochemical Co., Ltd. Class H    2,519,000           1,069
Sinopec Yizheng Chemical Fibre Co., Ltd. Class H      628,000             120
Weiqiao Textile Co. Class H                           279,500             384
Yanzhou Coal Mining Co., Ltd. Class H               3,008,000           1,973
ZTE Corp. Class H                                     216,700             803
                                                                 ------------
                                                                       67,803
                                                                 ------------

Colombia - 0.6%
BanColombia SA                                        309,722           2,306
BanColombia SA - ADR (N)                              136,953           4,186
                                                                 ------------
                                                                        6,492
                                                                 ------------

Czech Republic - 0.0%
Philip Morris CR                                          276             146
                                                                 ------------

Egypt - 1.9%
Commercial International Bank                          93,384             848
Egyptian Co. for Mobile Services                      129,940           3,603
Orascom Construction Industries                       202,836           8,773
Orascom Construction Industries - GDR (AE)             37,000           3,230

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Orascom Telecom Holding SAE                            57,340           3,242
Orascom Telecom Holding SAE - GDR                      46,600           2,623
                                                                 ------------
                                                                       22,319
                                                                 ------------

Hong Kong - 1.4%
Beijing Enterprises Holdings, Ltd.                    810,000           1,625
China Insurance International Holdings Co., Ltd.    1,822,000           1,570
China Merchants Holdings International Co., Ltd.      469,000           1,372
China Mobile, Ltd.                                      7,500              61
China Mobile, Ltd. - ADR (N)                           79,300           3,234
China Netcom Group Corp. Hong Kong, Ltd.            1,762,000           3,131
China Overseas Land & Investment, Ltd.                196,000             179
China Resources Enterprise                            634,000           1,469
Citic Pacific, Ltd.                                    39,000             120
Guangzhou Investment Co., Ltd.                      1,616,000             312
Shenzhen Investment, Ltd.                             278,000             109
Techtronic Industries Co.                           1,340,400           1,899
Travelsky Technology, Ltd. Class H                    200,000             262
Wumart Stores, Inc. (AE)                              635,200             592
                                                                 ------------
                                                                       15,935
                                                                 ------------

Hungary - 1.3%
Magyar Telekom Telecommunications PLC                 639,491           2,975
MOL Hungarian Oil and Gas PLC                          77,900           7,745
MOL Hungarian Oil and Gas PLC - ADR                    30,100           3,003
Richter Gedeon Nyrt. (N)                                6,400           1,342
                                                                 ------------
                                                                       15,065
                                                                 ------------

India - 5.6%
Allahabad Bank                                        243,535             504
Andhra Bank                                           429,000             887
Arvind Mills, Ltd.                                    292,400             403
Bajaj Auto, Ltd.                                       41,500           2,533
Bank of Baroda                                        220,000           1,363
Bank of India                                          30,000             116
Bharat Heavy Electricals                               29,200           1,569
Bharti Tele Ventures, Ltd. (AE)                       477,200           5,619
Chennai Petroleum Corp., Ltd.                         194,660             874
Financial Technologies India, Ltd.                     33,600           1,202
GAIL India, Ltd. - GDR                                 63,000           2,120

                                                       Emerging Markets Fund  79

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Gateway Distriparks, Ltd.                             124,867             467
Genesis Indian Investment Co., Ltd. (AE)              635,119          21,664
HDFC Bank, Ltd. - ADR (N)                              24,600           1,704
Housing Development Finance Corp.                      78,100           2,539
I-Flex Solutions, Ltd.                                 38,900           1,310
ICICI Bank, Ltd.                                      135,800           2,344
Indian Overseas Bank                                  250,000             656
Industrial Development Bank of India, Ltd.            471,000             858
Mahanagar Telephone Nigam                              12,053              38
Oil & Natural Gas Corp., Ltd.                          29,920             542
Oriental Bank of Commerce                             111,000             634
Petronet LNG, Ltd. (AE)                               846,900           1,037
Reliance Industries, Ltd.                              50,163           1,366
State Bank of India, Ltd. - GDR                        79,010           4,978
Sun TV, Ltd.                                           59,191           1,591
Suzlon Energy, Ltd.                                   107,505           3,123
Union Bank of India                                   118,000             340
Videocon Industries, Ltd.                             137,300           1,323
Zee Telefilms, Ltd.                                   278,963           1,869
                                                                 ------------
                                                                       65,573
                                                                 ------------

Indonesia - 3.0%
Aneka Tambang Tbk PT                                3,141,646           2,396
Astra Agro Lestari Tbk PT                             244,789             262
Astra International Tbk PT                          1,005,277           1,478
Bank Central Asia Tbk PT                              207,500             106
Bank Danamon Indonesia Tbk PT                       1,441,200             941
Bank Mandiri Persero Tbk PT                        13,169,003           3,938
Bank Rakyat Indonesia                              19,357,772          10,409
Perusahaan Gas Negara PT                            1,364,000           1,707
Ramayana Lestari Sentosa Tbk PT                     5,957,500             549
Telekomunikasi Indonesia Tbk PT                    12,340,700          11,376
Telekomunikasi Indonesia Tbk PT - ADR                  55,800           2,040
                                                                 ------------
                                                                       35,202
                                                                 ------------

Israel - 1.7%
Bank Hapoalim BM                                      974,800           4,857
Bank Leumi Le-Israel BM                             1,186,500           4,907
Check Point Software Technologies (AE)(N)             233,200           4,832
Discount Investment Corp.                               2,511              65
IDB Development Corp., Ltd.                             6,641             206
Israel Chemicals, Ltd.                                426,600           2,436
Tadiran Communications, Ltd.                           13,949             531
Teva Pharmaceutical Industries, Ltd. - ADR             60,000           1,978
                                                                 ------------
                                                                       19,812
                                                                 ------------

Lebanon - 0.0%
Solidere - GDR                                          8,200             150
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Luxembourg - 2.1%
Genesis Smaller Companies                             368,184          21,778
Tenaris SA                                                  1              --
Tenaris SA - ADR                                       80,565           3,109
                                                                 ------------
                                                                       24,887
                                                                 ------------

Malaysia - 1.0%
AirAsia BHD (AE)                                    2,220,300             912
Bumiputra-Commerce Holdings BHD                     2,714,742           5,128
IOI Corp. BHD                                         755,900           3,560
Magnum Corp. BHD                                    1,948,400           1,211
MK Land Holdings BHD                                  714,600             100
TAN Chong Motor Holdings BHD                          908,000             328
                                                                 ------------
                                                                       11,239
                                                                 ------------

Mexico - 5.3%
Alfa SA de CV Class A (N)                             586,900           3,268
America Movil SA de CV
   Series L                                           269,800          11,566
Cemex SAB de CV (N)                                 4,163,420          12,833
Cemex SAB de CV - ADR                                  50,000           1,537
Corporacion Moctezuma SA de CV                        365,800             850
Fomento Economico Mexicano SA de CV - ADR              31,724           3,068
Grupo Aeroportuario del Pacifico SA de CV - ADR        21,100             796
Grupo Aeroportuario del Sureste SAB de CV - ADR        15,700             596
Grupo Financiero Banorte SA de CV Class O (N)       1,433,900           5,165
Grupo Mexico SAB de CV (N)                            631,100           2,206
Grupo Modelo SA                                       823,700           3,963
Grupo Televisa SA - ADR                                92,392           2,280
Organizacion Soriana SAB de CV Class B (N)            144,000             827
Telefonos de Mexico SA de CV
   Series L                                            80,000           2,111
Urbi Desarrollos Urbanos SA de CV (AE)(N)           1,500,600           4,599
Wal-Mart de Mexico SA de CV                         1,226,700           4,274
Wal-Mart de Mexico SA de CV - ADR (N)                  64,900           2,246
                                                                 ------------
                                                                       62,185
                                                                 ------------

 80  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Netherlands - 0.5%
Pyaterochka Holding NV - GDR (AE)                     221,463           4,910
Zentiva NV                                             24,300           1,387
                                                                 ------------
                                                                        6,297
                                                                 ------------
Oman - 0.1%
Bank Muscat SAOG - GDR (AE)                           147,900           1,693
                                                                 ------------

Pakistan - 1.4%
Engro Chemical Pakistan, Ltd.                       1,187,300           3,551
Fauji Fertilizer Co., Ltd.                          1,895,322           3,654
ICI Pakistan, Ltd.                                    265,200             525
Oil & Gas Development Co., Ltd.                     1,189,700           2,917
Pakistan Petroleum, Ltd.                               26,000             110
Pakistan State Oil Co., Ltd.                          605,500           2,995
Pakistan Telecommunication Co., Ltd.                3,025,423           2,225
                                                                 ------------
                                                                       15,977
                                                                 ------------

Peru - 0.0%
Cia de Minas Buenaventura SA - ADR                     13,448             348
                                                                 ------------

Philippines - 0.5%
Globe Telecom, Inc.                                    92,090           2,070
Philippine Long Distance Telephone Co.                 46,000           2,178
Philippine Long Distance Telephone Co. - ADR (N)       41,300           1,966
                                                                 ------------
                                                                        6,214
                                                                 ------------

Poland - 0.4%
Bank Pekao SA                                          22,600           1,525
KGHM Polska Miedz SA                                   43,073           1,556
Polski Koncern Naftowy Orlen                          104,483           1,655
                                                                 ------------
                                                                        4,736
                                                                 ------------

Russia - 7.1%
Kalina                                                  5,400             232
LUKOIL - ADR                                          338,617          27,360
Magnit OAO (AE)                                        52,100           1,699
Mechel OAO - ADR (N)                                   86,600           1,923
MMC Norilsk Nickel - ADR                               35,818           5,292
Mobile Telesystems - ADR                              240,200          10,588
NovaTek OAO - GDR (A)                                  54,900           3,184
Novolipetsk Steel - GDR                                 2,270              48
OAO Gazprom                                           250,000           2,625
OAO Gazprom - ADR (N)                                 140,881           5,968
OAO Gazprom - ADR (AE)                                242,400          10,268
Pipe Metallurgical Co. (AE)                            90,400             539
Promstroibank St. Petersburg                          696,000           1,037
RBC Information Systems (AE)                          119,459           1,278
Sberbank RF                                             3,185           7,166

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Seventh Continent                                      69,600           1,827
Tatneft - ADR (N)                                      12,532           1,138
TMK OAO - GDR (AE)                                     12,800             323
Unified Energy System - GDR                               801              60
                                                                 ------------
                                                                       82,555
                                                                 ------------

South Africa - 8.5%
ABSA Group, Ltd.                                      306,775           4,747
African Bank Investments, Ltd.                        428,323           1,598
Alexander Forbes, Ltd. (AE)                           376,300             771
Anglo Platinum, Ltd.                                    7,511             806
AngloGold Ashanti, Ltd.                                22,600             959
AngloGold Ashanti, Ltd. - ADR                          28,134           1,198
Aspen Pharmacare Holdings, Ltd. (AE)                  497,200           2,262
Aveng, Ltd.                                           736,400           3,119
Barloworld, Ltd.                                      144,334           2,794
Bidvest Group, Ltd.                                   101,500           1,681
Consol, Ltd.                                          668,500           1,434
DataTec, Ltd.                                         270,000           1,092
Edgars Consolidated Stores, Ltd.                      542,200           2,702
FirstRand, Ltd.                                       625,851           1,637
Foschini, Ltd.                                        230,486           1,658
Impala Platinum Holdings, Ltd.                         43,239           7,602
Investec, Ltd.                                        207,730           2,087
JD Group, Ltd.                                        175,701           1,830
Lewis Group, Ltd.                                      20,097             153
Massmart Holdings, Ltd.                                96,500             777
Medi-Clinic Corp., Ltd.                                66,563             194
Metropolitan Holdings, Ltd.                           414,744             724
Mittal Steel South Africa, Ltd.                        35,835             428
MTN Group, Ltd.                                       345,300           3,141
Murray & Roberts Holdings, Ltd.                       135,600             700
Nampak, Ltd.                                           79,926             209
Naspers, Ltd. Class N                                 216,208           3,913
Network Healthcare Holdings, Ltd. (AE)              1,165,000           1,977
Pick'n Pay Stores, Ltd.                               173,454             711
Pretoria Portland Cement Co., Ltd.                     31,600           1,630
Reunert, Ltd.                                         117,668           1,262
Sanlam, Ltd.                                        2,852,943           6,778
Sasol, Ltd.                                           439,936          15,098
Sasol, Ltd. - ADR (N)                                  12,123             415
Standard Bank Group, Ltd.                           1,102,072          12,941
Steinhoff International Holdings, Ltd.                788,400           2,569
Tiger Brands, Ltd.                                    154,518           3,209
Tongaat-Hulett Group, Ltd. (The)                        3,004              39
Truworths International, Ltd.                         504,128           1,766
                                                                 ------------
                                                                       98,611
                                                                 ------------

                                                       Emerging Markets Fund  81

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
South Korea - 14.5%
Amorepacific Corp. (AE)                                 4,724           2,447
CJ Home Shopping                                       15,703           1,370
Daegu Bank                                             15,810             262
Daelim Industrial Co.                                   7,688             588
Daewoo Engineering & Construction Co., Ltd.            11,820             256
Daewoo Shipbuilding & Marine Engineering Co.,
   Ltd.                                                51,600           1,659
Daum Communications Corp. (AE)                         13,918             824
Dongbu Insurance Co., Ltd.                             21,870             521
GS Engineering & Construction Corp.                    32,324           2,515
Hanjin Heavy Industries & Construction Co., Ltd.
   (N)                                                  1,760              52
Hanjin Shipping Co., Ltd. (N)                         104,020           2,815
Hankook Tire Co., Ltd. (N)                            315,997           4,561
Hanwha Chem Corp. (N)                                 157,670           1,774
Honam Petrochemical Corp. (N)                          41,100           2,573
Hynix Semiconductor, Inc. (AE)                         48,900           1,775
Hyosung Corp. (AE)(N)                                  56,900           1,205
Hyundai Development Co.                                31,420           1,584
Hyundai Heavy Industries                               13,731           2,018
Hyundai Mipo Dockyard                                   9,434           1,251
Hyundai Mobis                                          83,250           8,128
Hyundai Motor Co. (N)                                  49,770           4,046
Hyundai Steel Co. (N)                                  58,620           2,081
Industrial Bank of Korea (N)                          237,400           4,157
KCC Corp.                                              11,624           3,405
Kookmin Bank (N)                                      178,206          14,166
Kookmin Bank - ADR                                     28,700           2,278
Korea Electric Power Corp.                            245,510           9,484
Korea Electric Power Corp. - ADR (N)                   35,100             694
Korea Investment Holdings Co., Ltd.                    39,850           1,903
Korean Air Lines Co., Ltd.                             31,980           1,137
KT Corp.                                               80,670           3,660
KT Corp. - ADR                                         17,100             383
KT&G Corp.                                             41,537           2,566
LG Household & Health Care, Ltd.                       20,740           1,915
LG International Corp.                                  3,160              72
LG.Philips LCD Co., Ltd. (AE)                          27,000             860
LIG Non-Life Insurance Co., Ltd. (N)                   35,500             529
Lotte Shopping Co., Ltd.                                4,832           1,831
LS Cable, Ltd.                                          6,300             265
Orion Corp.                                             5,325           1,441
Pacific Corp.                                           1,863             259
Poongsan Corp.                                         56,600           1,246
POSCO (N)                                              33,581           9,320
Samsung Corp.                                         123,110           4,109
Samsung Electronics Co., Ltd. (N)                      23,827          15,451
Samsung Electronics Co., Ltd. - GDR (p)                19,231           6,236
Samsung Electronics Co., Ltd. - GDR                    14,759           3,534
Samsung Fire & Marine Insurance Co., Ltd.              27,550           4,269

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Samsung SDI Co., Ltd.                                   2,957             213
Samsung Securities Co., Ltd. (N)                       87,200           4,710
Shinhan Financial Group Co., Ltd.                     158,370           7,303
Shinsegae Co., Ltd.                                     8,530           4,916
SK Corp.                                               57,206           4,195
SK Telecom Co., Ltd.                                   13,620           2,956
SK Telecom Co., Ltd. - ADR                             14,700             354
STX Shipbuilding Co., Ltd.                             68,300           1,047
Tae Young Corp. (N)                                    11,339             674
Woori Finance Holdings Co., Ltd. (N)                  130,090           2,782
                                                                 ------------
                                                                      168,625
                                                                 ------------

Taiwan - 9.3%
Acer, Inc.                                          1,112,514           2,017
Advantech Co., Ltd.                                 1,072,948           2,987
Asia Cement Corp.                                   1,385,640           1,131
AU Optronics Corp.                                  1,845,280           2,485
AU Optronics Corp. - ADR                              127,617           1,733
Basso Industry Corp.                                   19,751              22
Benq Corp. (AE)                                     2,016,000           1,000
Cathay Financial Holding Co., Ltd.                    575,245           1,115
Chang Hwa Commercial Bank                             468,000             291
China Steel Corp.                                   4,324,920           3,823
China Steel Corp. - GDR                                39,574             699
Chunghwa Picture Tubes, Ltd.                          480,000              92
Chunghwa Telecom Co., Ltd.                             37,120              64
Chunghwa Telecom Co., Ltd. - ADR                        9,304             170
CMC Magnetics Corp.                                 6,621,000           1,971
Compal Electronics, Inc.                            2,170,892           1,818
Compal Electronics, Inc. - GDR                        189,071             824
D-Link Corp.                                          401,600             446
Delta Electronics, Inc.                             1,107,850           3,131
Elitegroup Computer Systems                           313,140             161
Evergreen Marine Corp.                                810,870             466
Far Eastern Textile Co., Ltd.                       1,348,995           1,022
Far EasTone Telecommunications Co., Ltd.              924,000           1,056
Faraday Technology Corp.                              317,987             453
First Financial Holding Co., Ltd.                   3,291,300           2,256
Foxconn Technology Co., Ltd.                          213,900           2,087
Gigabyte Technology Co., Ltd.                       1,150,718             834
HannStar Display Corp. (AE)                           907,000             136
High Tech Computer Corp.                              281,800           6,989
HON HAI Precision Industry Co., Ltd.                1,596,372          10,343
Macronix International (AE)                         3,242,086           1,092
MediaTek, Inc.                                        565,200           5,514
Mega Financial Holding Co., Ltd.                    5,595,000           3,944
Micro-Star International Co., Ltd.                     85,470              46

 82  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mitac International                                 1,435,935           1,502
Nan Ya Plastics Corp.                                 770,710           1,112
Phoenixtec Power Co., Ltd.                            565,629             596
POU Chen Corp.                                        648,000             555
Powerchip Semiconductor Corp.                               1              --
Powertech Technology, Inc.                            261,000             751
Quanta Computer, Inc.                                 741,710           1,099
Realtek Semiconductor Corp.                           560,000             744
Ritek Corp.                                         2,653,161             634
Siliconware Precision Industries Co.                3,310,625           4,200
Systex Corp.                                          194,000              54
Taiwan Cement Corp.                                   673,357             531
Taiwan Fertilizer Co., Ltd.                            63,000             102
Taiwan Mobile Co., Ltd.                             2,509,520           2,505
Taiwan Semiconductor Manufacturing Co., Ltd.       10,875,984          19,945
Taiwan Semiconductor Manufacturing Co., Ltd. -
   ADR (N)                                            120,222           1,166
Teco Electric and Machinery Co., Ltd.               1,415,000             553
U-Ming Marine Transport Corp.                         715,000             837
Uni-President Enterprises Corp.                     2,601,000           2,315
United Microelectronics Corp.                       5,398,935           3,011
Vanguard International Semiconductor Corp.          1,965,947           1,318
Wintek Corp.                                          797,630             679
Yieh Phui Enterprise                                  807,430             325
Yuanta Core Pacific Securities Co.                  1,508,000           1,056
Zyxel Communications Corp.                            856,118             973
                                                                 ------------
                                                                      108,781
                                                                 ------------

Thailand - 2.0%
Airports of Thailand PCL (N)                        1,742,300           3,087
Bank of Ayudhya PCL                                 6,588,900           3,430
Charoen Pokphand Foods PCL                          4,318,500             584
CP 7-Eleven PCL                                     5,297,700             931
Glow Energy PCL                                       942,500             790
Kasikornbank PCL                                      898,200           1,689
Precious Shipping PCL                                 117,300             139
PTT Chemical PCL                                      943,579           1,993
PTT Exploration & Production PCL                      563,400           1,674
PTT PCL                                               509,000           3,080
Rayong Refinery PCL (AE)                              960,000             505
Regional Container Lines PCL                          962,600             601
Siam City Bank PCL                                    178,400             104
Siam City Cement PCL                                   25,000             168
Siam Commercial Bank PCL                              975,500           1,728
Thai Beverage PCL                                  13,966,900           2,602
                                                                 ------------
                                                                       23,105
                                                                 ------------

Turkey - 3.1%
Akcansa Cimento AS                                     75,895             411
Anadolu Efes Biracilik Ve Malt Sanayii AS             186,030           5,106

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Arcelik                                               168,400           1,080
BIM Birlesik Magazalar AS                               9,500             420
Cimsa Cimento Sanayi VE Tica                          263,875           1,621
Eregli Demir ve Celik Fabrikalari TAS                 504,954           2,911
Ford Otomotiv Sanayi AS                               143,300           1,013
Hurriyet Gazetecilik AS                               461,300           1,323
Ihlas Holding AS                                      816,246             325
Migros Turk TAS                                       230,523           2,658
Trakya Cam Sanayi AS                                  311,452             872
Tupras Turkiye Petrol Rafine                          294,407           4,889
Turk Hava Yollari (AE)                                111,952             503
Turkcell Iletisim Hizmet AS                            78,249             422
Turkiye Garanti Bankasi AS                            726,000           2,665
Turkiye Is Bankasi Class C                            777,280           5,041
Turkiye Vakiflar Bankasi Tao Class D                  240,900           1,265
Vestel Elektronik Sanayi ve Ticaret AS (AE)           114,575             303
Yapi ve Kredi Bankasi (AE)                          1,458,077           2,802
                                                                 ------------
                                                                       35,630
                                                                 ------------

United Kingdom - 1.5%
Anglo American PLC                                    244,845          11,135
Astro All Asia Networks PLC                           870,300           1,187
Hikma Pharmaceuticals PLC                             176,600           1,359
Kazakhmys PLC                                          55,800           1,278
Old Mutual PLC                                          2,300               7
SABMiller PLC                                         111,500           2,169
                                                                 ------------
                                                                       17,135
                                                                 ------------

United States - 0.7%
CTC Media, Inc. (AE)(N)                                55,700           1,352
Southern Copper Corp. (N)                             137,710           7,076
WNS Holdings, Ltd. - ADR (AE)                          10,800             321
                                                                 ------------
                                                                        8,749
                                                                 ------------

Venezuela - 0.0%
Cia Anonima Nacional Telefonos de Venezuela -
   CANTV - ADR (N)                                     24,542             477
Siderurgica Venezolana Sivensa SACA (AE)            1,306,495              44
                                                                 ------------
                                                                          521
                                                                 ------------

                                                       Emerging Markets Fund  83

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Zimbabwe - 0.0%
Delta Corp., Ltd.                                   1,322,627             294
                                                                 ------------
TOTAL COMMON STOCKS
(cost $727,324)                                                     1,038,741
                                                                 ------------
PREFERRED STOCKS - 5.3%
Brazil - 4.2%
Banco Bradesco SA                                     137,900           4,900
Banco Itau Holding Financeira SA                      167,910           5,528
Braskem SA                                            419,235           2,966
Centrais Eletricas Brasileiras SA                 212,816,500           4,263
Cia Brasileira de Distribuicao Grupo Pao de
   Acucar                                          39,980,000           1,195
Cia de Bebidas das Americas                           950,000             417
Cia de Tecidos do Norte de Minas - Coteminas        7,256,440             684
Cia Energetica de Sao Paulo Class Preferenc (AE)   97,300,000             950
Cia Vale do Rio Doce                                   42,444             914
Duratex SA                                             19,200             231
Gerdau SA                                              19,400             284
Petroleo Brasileiro SA                                668,272          13,419
Tam SA                                                 46,000           1,398
Usinas Siderurgicas de Minas Gerais SA                305,600          10,389
Weg SA                                                180,400             876
                                                                 ------------
                                                                       48,414
                                                                 ------------
Chile - 0.0%
Embotelladora Andina SA                               205,300             539
                                                                 ------------
Colombia - 0.0%
BanColombia SA                                          7,200              54
                                                                 ------------

Russia - 0.1%
Transneft                                                 770           1,624
                                                                 ------------
South Korea - 1.0%
Hyundai Motor Co.                                      36,070           1,704
Samsung Electronics Co., Ltd. (N)                      19,629           9,520
                                                                 ------------
                                                                       11,224
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $39,149)                                                         61,855
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

WARRANTS & RIGHTS - 0.0%
Brazil - 0.0%
Banco Bradesco SA Right (AE)                            2,982              29
                                                                 ------------

South Korea - 0.0%
STX Shipbuilding Co., Ltd. Right (AE)                   6,437              31
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $0)                                                                  60
                                                                 ------------


                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.3%
(Number of Contracts)
Brazil - 0.0%
Bovespa Index Futures
   Dec 2006 39,540.00 (BRL)
   Call (328)                                           6,056              64
   Dec 2006 39,545.00 (BRL)
   Call (152)                                           2,807              30
                                                                 ------------
                                                                           94
                                                                 ------------

South Korea - 0.3%
Kospi 200 Index Futures
   Dec 2006 148.41 (KRW)
   Call (146)                                          11,498           3,079
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $2,822)                                                           3,173
                                                                 ------------


                                                  PRINCIPAL
                                                  AMOUNT ($)
                                                  OR SHARES
                                                 ------------
SHORT-TERM INVESTMENTS - 5.1%
Russell Investment Company
   Money Market Fund                               54,402,000          54,402
United States Treasury Bills (c)(z)(sec.)
   4.898% due 12/07/06                                  4,800           4,777
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $59,179)                                                         59,179
                                                                 ------------

 84  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
OTHER SECURITIES - 5.2%
Russell Investment Company
   Money Market Fund (X)                           15,523,804          15,524
State Street Securities Lending Quality Trust
   (X)                                             44,972,837          44,973
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $60,497)                                                         60,497
                                                                 ------------

TOTAL INVESTMENTS - 105.0%
(identified cost $888,971)                                          1,223,505

OTHER ASSETS AND LIABILITIES,
NET - (5.0%)                                                          (58,583)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,164,922
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                       Emerging Markets Fund  85

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Hang Seng Index (Hong Kong)
   expiration date 11/06 (161)                             13,759                117
JSE-40 Index (South Africa)
   expiration date 12/06 (330)                              9,653                791
MSCI Taiwan Index
   expiration date 11/06 (400)                             11,652               (130)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                        778
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Brazil
Bovespa Index Futures
   Dec 2006 39,540.00 (BRL) Put (328)                       6,056                (46)
   Dec 2006 39,545.00 (BRL) Put (152)                       2,807                (21)

South Korea
Kospi 200 Index Futures
   Dec 2006 148.41 (KRW) Put (146)                         11,498               (775)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $828)                                                     (842)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 86  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD             171   BRL              365    11/01/06                 (1)
USD              40   BRL               85    12/07/06                 --
USD             458   BRL            1,000    12/20/06                  4
USD           1,097   BRL            2,400    12/20/06                 12
USD           2,283   BRL            5,000    12/20/06                 29
USD           5,244   BRL           11,500    12/20/06                 73
USD              42   HKD              330    11/01/06                 --
USD             828   HKD            6,439    11/01/06                 --
USD             528   KRW          500,000    12/20/06                  3
USD             530   KRW          500,000    12/20/06                  1
USD             944   KRW          900,000    12/20/06                 13
USD           1,045   KRW        1,000,000    12/20/06                 18
USD           2,931   KRW        2,800,000    12/20/06                 44
USD           8,801   KRW        8,400,000    12/20/06                125
USD              73   MXN              780    11/01/06                 --
USD              32   ZAR              244    11/01/06                  1
USD              37   ZAR              276    11/02/06                 --
USD              72   ZAR              535    11/02/06                 --
USD              78   ZAR              581    11/03/06                 --
USD              78   ZAR              576    11/06/06                 --
USD              61   ZAR              452    11/07/06                 --
USD             231   ZAR            1,700    12/20/06                 (1)
USD             719   ZAR            5,300    12/20/06                 (3)
USD             894   ZAR            7,000    12/20/06                 52
USD             957   ZAR            7,200    12/20/06                 16
USD             976   ZAR            7,000    12/20/06                (30)
USD           7,149   ZAR           52,742    12/20/06                (23)
BRL             153   USD               72    11/01/06                 --
BRL              90   USD               42    11/03/06                 --
BRL           2,000   USD              911    12/20/06                (13)
BRL           2,900   USD            1,323    12/20/06                (18)
HKD              51   USD                7    11/02/06                 --
IDR         271,610   USD               30    11/02/06                 --
IDR         246,278   USD               27    11/03/06                 --
KRW         500,000   USD              523    12/20/06                 (8)
KRW       3,100,000   USD            3,246    12/20/06                (48)
THB             392   USD               11    11/03/06                 --
TRY              77   USD               53    11/02/06                 --
ZAR           4,797   USD              630    11/01/06                (22)
ZAR           3,000   USD              414    12/20/06                  9
ZAR           6,742   USD              915    12/20/06                  4
ZAR           7,000   USD              947    12/20/06                  1
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                 238
                                                           ==============

  See accompanying notes which are an integral part of the financial statements.

                                                       Emerging Markets Fund  87

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

INDUSTRY DIVERSIFICATION
                                                     % OF           MARKET
                                                     NET            VALUE
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
Auto and Transportation                                   4.5          49,434
Consumer Discretionary                                    4.6          55,503
Consumer Staples                                          4.8          58,953
Financial Services                                       22.6         269,244
Health Care                                               0.9          10,499
Integrated Oils                                           9.4         109,636
Materials and Processing                                 16.4         189,689
Miscellaneous                                             1.0          12,974
Other Energy                                              4.6          51,493
Producer Durables                                         1.7          18,093
Technology                                               11.4         130,484
Utilities                                                12.5         144,594
Warrants & Rights                                          --              60
Options Purchased                                         0.3           3,173
Short-Term Investments                                    5.1          59,179
Other Securities                                          5.2          60,497
                                                 ------------    ------------

Total Investments                                       105.0       1,223,505
Other Assets and Liabilities, Net                        (5.0)        (58,583)
                                                 ------------    ------------

Net Assets                                              100.0       1,164,922
                                                 ============    ============

GEOGRAPHIC DIVERSIFICATION
                                                     % OF           MARKET
                                                     NET            VALUE
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
Africa                                                    8.5          98,905
Asia                                                     45.9         534,188
Europe                                                   14.7         171,958
Latin America                                            19.5         227,160
Middle East                                               3.7          43,974
Other Regions                                             6.0          69,688
United Kingdom                                            1.5          17,135
Other Securities                                          5.2          60,497
                                                 ------------    ------------

Total Investments                                       105.0       1,223,505
Other Assets and Liabilities, Net                        (5.0)        (58,583)
                                                 ------------    ------------

Net Assets                                              100.0       1,164,922
                                                 ============    ============

See accompanying notes which are an integral part of the financial statements.

 88  Emerging Markets Fund

RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Austria                                                       0.1
Bermuda                                                       0.4
Brazil                                                        7.8
Canada                                                        0.2
Cayman Islands                                                0.8
Chile                                                         0.5
China                                                         5.8
Columbia                                                      0.6
Czech Republic                                                 --*
Egypt                                                         1.9
Hong Kong                                                     1.4
Hungary                                                       1.3
India                                                         5.6
Indonesia                                                     3.0
Israel                                                        1.7
Lebanon                                                        --*
Luxembourg                                                    2.1
Malaysia                                                      1.0
Mexico                                                        5.3
Netherlands                                                   0.5
Oman                                                          0.1
Pakistan                                                      1.4
Peru                                                           --*
Philippines                                                   0.5
Poland                                                        0.4
Russia                                                        7.1
South Africa                                                  8.5
South Korea                                                  14.5
Taiwan                                                        9.3
Thailand                                                      2.0
Turkey                                                        3.1
United Kingdom                                                1.5
United States                                                 0.7
Venezuela                                                      --*
Zimbabwe                                                       --*
Preferred Stock                                               5.3
Warrants & Rights                                              --*
Options Purchased                                             0.3
Short-Term Investments                                        5.1
Other Securities                                              5.2
                                                  ---------------
Total Investments                                           105.0
Other Assets and Liabilities Net                             (5.0)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.1
Foreign Currency Exchange Contracts                            --*
Options Written                                              (0.1)

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                       Emerging Markets Fund  89

RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                              REAL ESTATE SECURITIES - CLASS S         NAREIT EQUITY REIT**
                                                              --------------------------------         --------------------
Inception*                                                                 10000                              10000
1997                                                                       13167                              13274
1998                                                                       11624                              11577
1999                                                                       11113                              10762
2000                                                                       13891                              12731
2001                                                                       15208                              14550
2002                                                                       15899                              15477
2003                                                                       21397                              20728
2004                                                                       28308                              26935
2005                                                                       33503                              31768
2006                                                                       46248                              43320

Real Estate Securities Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 38.04%
5 Years                                24.91%sec.
10 Years                               16.55%sec.

Real Estate Securities Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 37.65%
5 Years                                24.60%sec.
10 Years                               16.18%sec.

Real Estate Securities Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 36.63%
5 Years                                23.68%sec.
10 Years                               15.52%sec.

FTSE NAREIT Equity REIT Index **
----------------------------------------------------------


    PERIODS ENDED                      TOTAL
       10/31/06                        RETURN
----------------------         ----------------------
1 Year                                 36.37%
5 Years                                24.38%sec.
10 Years                               15.79%sec.

 90  Real Estate Securities Fund

RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Real Estate Securities Fund Class S, Class E and Class C Shares gained 38.04%, 37.65% and 36.63%, respectively. This compared to the FTSE NAREIT Equity REITs Index, which gained 36.37% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Real Estate Funds Average returned 35.69%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The money managers positioned the Fund to capitalize on improving real estate market fundamentals. The largest overweight positions were in sectors with strong earnings growth: lodging/resorts, regional malls, apartments, office and industrial. As more fully described below, sector positioning was a positive contributor to the Fund's performance during the fiscal year.

The Fund maintained a primary focus on the larger and more liquid REITs during the fiscal year. As this segment of the market outperformed the broader REIT market, the Fund benefited from this positioning.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

AEW Management and Advisors, L.P. pursues a value-oriented style that focuses on identifying companies that it believes are mispriced relative to underlying real estate net asset value. AEW's portfolio tends to track relatively closely to the benchmark sector weights. AEW outperformed the benchmark during the fiscal year due to strong stock selection and sector selection. Stock selection was strongest in the regional malls and office sectors. This was partially offset by weak stock selection in the specialty sector. Sector selection was also positive as overweight positions in the apartments sector and underweight positions in the specialty, health care and freestanding retail sectors boosted performance. This was partially offset by an overweight position in the underperforming mixed industrial/office sector.

INVESCO Institutional (N.A.), Inc. maintains a broadly diversified portfolio with exposure to all major property sectors. Their investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO outperformed the benchmark during the fiscal year due to contributions from stock selection and, to a lesser extent, sector selection. Stock selection was strongest in the office, specialty, diversified and regional malls sectors. Positive sector selection was driven by overweight positions in the office and industrial sectors and underweight positions in the specialty and freestanding retail sectors. An overweight position in the regional malls sector partially offset these positive effects.

RREEF America LLC's style emphasizes a top-down approach to property sector weights based on an assessment of property market fundamentals. RREEF outperformed the benchmark during the fiscal year due to contributions from both stock selection and sector selection. Stock selection was strongest in the office, diversified and apartments sectors. This was partially offset by weak stock selection in the shopping centers sector. Sector selection was positive, driven by overweight positions in the lodging/resorts and apartments sectors and an underweight position in the specialty sector.

Heitman Real Estate Securities, LLC manages a concentrated portfolio with a bottom-up approach to stock selection focusing on companies that it believes have attractive valuations relative to growth prospects. Heitman underperformed the benchmark during the fiscal year. Overall, Heitman's stock selection was a negative contributor to performance, particularly in the office, apartments and self storage sectors. Favorable stock selection in the specialty and regional malls sectors partially offset these adverse effects.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

Heitman's target weight was increased from 10% to 15%. Heitman is expected to be complementary to the other money managers in the Fund due to its growth-oriented style and more concentrated portfolio.

                                                 Real Estate Securities Fund  91

RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2006


AEW Management and Advisors, L.P.           Value
Heitman Real Estate Securities, LLC         Growth
INVESCO Institutional (N.A.), Inc.,
   which acts as a money manager to the
   Fund through its INVESCO Real Estate
   division                                 Market-Oriented
RREEF America, LLC                          Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.


                              --------------------

*      Assumes initial investment on November 1, 1996.

**     FTSE National Association of Real Estate Investment Trusts
       (NAREIT) Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

++ The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares prior to November 4, 1996 are the performance of the Fund's Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class E Shares from November 4, 1996 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.

++++ The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares is the performance of the Fund's Class S Shares from November 1, 1996 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 92  Real Estate Securities Fund

RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,179.20      $     1,014.77
Expenses Paid During
Period*                       $        11.37      $        10.51

* Expenses are equal to the Fund's annualized expense ratio of 2.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,183.40      $     1,018.55
Expenses Paid During
Period*                       $         7.26      $         6.72

* Expenses are equal to the Fund's annualized expense ratio of 1.32% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,185.20      $     1,019.86
Expenses Paid During
Period*                       $         5.84      $         5.40

* Expenses are equal to the Fund's annualized expense ratio of 1.06% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                 Real Estate Securities Fund  93

RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 97.0%
Apartments - 19.9%
American Campus Communities, Inc. (AE)(o)              93,700           2,495
Apartment Investment & Management Co. Class A
   (o)(N)                                             403,475          23,127
Archstone-Smith Trust (o)(N)                        1,653,979          99,586
AvalonBay Communities, Inc. (o)                       707,800          92,764
BRE Properties, Inc. Class A (o)(N)                    58,200           3,859
Camden Property Trust (o)(N)                          444,700          35,896
Equity Residential (o)(N)                           1,520,250          83,021
Essex Property Trust, Inc. (o)(N)                     245,250          32,687
GMH Communities Trust (o)(N)                          769,300          10,747
Home Properties, Inc. (o)                              69,600           4,397
Mid-America Apartment Communities, Inc. (o)           122,600           7,804
United Dominion Realty Trust, Inc. (o)(N)             486,000          15,732
                                                                 ------------
                                                                      412,115
                                                                 ------------

Diversified - 6.3%
Colonial Properties Trust (o)                         153,500           7,735
iStar Financial, Inc. (o)                             125,700           5,824
Spirit Finance Corp. (o)(N)                           814,400           9,699
Vornado Realty Trust (o)(N)                           897,972         107,083
                                                                 ------------
                                                                      130,341
                                                                 ------------

Free Standing Retail - 0.1%
Realty Income Corp. (o)(N)                            130,000           3,432
                                                                 ------------

Health Care - 3.8%
Health Care Property Investors, Inc. (o)              380,000          11,932
Health Care REIT, Inc. (o)(N)                          98,200           4,054
Healthcare Realty Trust, Inc. (o)(N)                  185,800           7,525
LTC Properties, Inc. (o)(N)                           110,850           3,004
Nationwide Health Properties, Inc. (o)(N)             655,550          18,840
Omega Healthcare Investors, Inc. (o)(N)               309,700           5,228
Ventas, Inc. (o)(N)                                   743,850          28,995
                                                                 ------------
                                                                       79,578
                                                                 ------------
Industrial - 7.3%
AMB Property Corp. (o)                                553,350          32,321
EastGroup Properties, Inc. (o)(N)                     123,400           6,569
First Potomac Realty Trust (o)(N)                     132,500           4,099
ProLogis (o)                                        1,702,750         107,733
                                                                 ------------
                                                                      150,722
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Lodging/Resorts - 7.6%
Ashford Hospitality Trust, Inc. (o)                   156,600           2,017
DiamondRock Hospitality Co. (o)(N)                    258,800           4,366
FelCor Lodging Trust, Inc. (o)                        228,300           4,739
Hilton Hotels Corp.                                   762,400          22,049
Hospitality Properties Trust (o)                       67,000           3,247
Host Hotels & Resorts, Inc. (o)(N)                  3,472,064          80,066
LaSalle Hotel Properties (o)(N)                       152,520           6,444
Starwood Hotels & Resorts Worldwide, Inc. (o)         427,975          25,567
Strategic Hotels & Resorts, Inc. (o)(N)                51,700           1,100
Sunstone Hotel Investors, Inc. (o)(N)                 247,566           7,293
                                                                 ------------
                                                                      156,888
                                                                 ------------

Manufactured Homes - 0.4%
Equity Lifestyle Properties, Inc. (o)(N)              185,750           9,152
                                                                 ------------

Mixed Industrial/Office - 1.7%
Duke Realty Corp. (o)(N)                              162,600           6,514
Liberty Property Trust (o)                            486,900          23,468
PS Business Parks, Inc. (o)                           100,000           6,585
                                                                 ------------
                                                                       36,567
                                                                 ------------

Office - 18.7%
Alexandria Real Estate Equities, Inc. (o)(N)          211,500          21,087
American Financial Realty Trust (o)(N)                350,100           4,086
BioMed Realty Trust, Inc. (o)(N)                      299,800           9,663
Boston Properties, Inc. (o)(N)                        939,550         100,372
Brandywine Realty Trust (o)(N)                        665,321          22,195
Brookfield Properties Corp. (N)                       785,450          29,761
Corporate Office Properties Trust (o)(N)              389,300          18,605
Douglas Emmett, Inc. (AE)(o)                          138,500           3,303
Equity Office Properties Trust (o)(N)               1,897,000          80,622
Highwoods Properties, Inc. (o)                        262,000          10,008
Kilroy Realty Corp. (o)(N)                            136,000          10,245
Mack-Cali Realty Corp. (o)(N)                         311,200          16,462
Maguire Properties, Inc. (o)                           75,600           3,233
Reckson Associates Realty Corp. (o)(N)                293,800          12,962
SL Green Realty Corp. (o)                             370,100          44,801
                                                                 ------------
                                                                      387,405
                                                                 ------------

Regional Malls - 14.2%
CBL & Associates Properties, Inc. (o)(N)              173,300           7,578
General Growth Properties, Inc. (o)                   730,200          37,897
Macerich Co. (The) (o)                                714,000          57,370

 94  Real Estate Securities Fund

RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Simon Property Group, Inc. (o)(N)                   1,674,250         162,570
Taubman Centers, Inc. (o)(N)                          634,156          29,742
                                                                 ------------
                                                                      295,157
                                                                 ------------

Self Storage - 4.6%
Extra Space Storage, Inc. (o)(N)                      675,100          12,449
Public Storage, Inc. (o)(N)                           774,864          69,513
Sovran Self Storage, Inc. (o)                          33,650           1,985
U-Store-It Trust (o)(N)                               489,500          10,749
                                                                 ------------
                                                                       94,696
                                                                 ------------

Shopping Centers - 10.6%
Acadia Realty Trust (o)(N)                            464,200          11,860
Developers Diversified Realty Corp. (o)               775,700          47,240
Federal Realty Investors Trust (o)(N)                 531,300          42,584
Kimco Realty Corp. (o)(N)                             707,438          31,432
Kite Realty Group Trust (o)                           181,200           3,323
Regency Centers Corp. (o)                             969,150          69,933
Tanger Factory Outlet Centers (o)(N)                  173,400           6,468
Weingarten Realty Investors (o)                       136,900           6,366
                                                                 ------------
                                                                      219,206
                                                                 ------------

Specialty - 1.8%
Digital Realty Trust, Inc. (o)(N)                     897,980          29,984
Plum Creek Timber Co., Inc. (o)                       200,000           7,188
                                                                 ------------
                                                                       37,172
                                                                 ------------

TOTAL COMMON STOCKS
(cost $1,193,634)                                                   2,012,431
                                                                 ------------

SHORT-TERM INVESTMENTS - 3.2%
Russell Investment Company
   Money Market Fund                               65,334,000          65,334
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $65,334)                                                         65,334
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

OTHER SECURITIES - 11.0%
Russell Investment Company
   Money Market Fund (X)                           58,696,829          58,697
State Street Securities Lending Quality Trust
   (X)                                            170,046,138         170,046
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $228,743)                                                       228,743
                                                                 ------------

TOTAL INVESTMENTS - 111.2%
(identified cost $1,487,711)                                        2,306,508

OTHER ASSETS AND LIABILITIES,
NET - (11.2%)                                                        (233,088)
                                                                 ------------

NET ASSETS - 100.0%                                                 2,073,420
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                 Real Estate Securities Fund  95

RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Apartments                                                   19.9
Diversified                                                   6.3
Free Standing Retail                                          0.1
Health Care                                                   3.8
Industrial                                                    7.3
Lodging/Resorts                                               7.6
Manufactured Homes                                            0.4
Mixed Industrial/Office                                       1.7
Office                                                       18.7
Regional Malls                                               14.2
Self Storage                                                  4.6
Shopping Center                                              10.6
Specialty                                                     1.8
Short-Term Investments                                        3.2
Other Securities                                             11.0
                                                  ---------------
Total Investments                                           111.2
Other Assets and Liabilities, Net                           (11.2)
                                                  ---------------

                                                            100.0
                                                  ===============

See accompanying notes which are an integral part of the financial statements.

 96  Real Estate Securities Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                                                MERRILL LYNCH U.S. TREASURIES 1-3
                                                              SHORT DURATION BOND - CLASS S                  YEAR **
                                                              -----------------------------     ---------------------------------
Inception*                                                                10000                               10000
1997                                                                      10609                               10649
1998                                                                      11307                               11469
1999                                                                      11629                               11812
2000                                                                      12336                               12529
2001                                                                      13663                               13886
2002                                                                      14320                               14566
2003                                                                      14742                               14859
2004                                                                      15034                               15116
2005                                                                      15111                               15217
2006                                                                      15709                               15848

Short Duration Bond Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 3.95%
5 Years                                2.83%S
10 Years                               4.62%S

Short Duration Bond Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 3.69%
5 Years                                2.57%S
10 Years                               4.42%S

Short Duration Bond Fund - Class C ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  2.89%
5 Years                                 1.80%S
10 Years                                3.82%S

Merrill Lynch U.S. Treasuries 1-3 Year Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 4.15%
5 Years                                2.68%S
10 Years                               4.71%S

 98  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Short Duration Bond Fund Class S, Class E and Class C Shares gained 3.95%, 3.69% and 2.89%, respectively. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 4.15% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Short Investment Grade Debt Funds Average returned 4.11%. This return serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Short-term interest rates increased over the 12 months ended October 31, 2006. Therefore, the Fund's money managers who favored shorter-than-index duration positions should have performed better. However, given spikes in interest rate volatility throughout the year, money managers that responded more tactically by changing their duration stance relatively quickly performed better. Duration is a measure of a bond price's sensitivity to a change in interest rates. Fund performance was helped by tactical duration decisions and yield curve positioning.

Despite the increase in short-term interest rates, shorter maturity non-Treasury sectors achieved strong benchmark relative performance. The Fund benefited from having an overweight position in non-Treasury sectors, such as corporate and mortgage-backed securities, as well as small positions in high yield corporate bonds and emerging market debt securities.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund entered the fiscal year positioned conservatively compared to other time periods. For example, the Fund held few emerging market debt and non-investment grade corporate bonds relative to other time periods. The Fund was also positioned to generate a yield advantage from non-Treasury sectors such as investment grade corporate bonds and to reflect a more conservative view on the direction of interest rates by maintaining a close to benchmark duration position. As the fiscal year progressed, shorter duration non-Treasury sectors continued to perform well, leading to less attractive valuations in those sectors. In response, the Fund's money managers maintained their conservative investment stance by focusing on higher quality securities. While the Fund's money managers took profits in the non-Treasury sectors, the Fund maintained a near benchmark duration stance throughout most of the fiscal year although duration positioning did vary as the Fund's money managers made tactical investment decisions.

The key investment strategies of sector rotation, issue selection, and duration and yield curve management all contributed positively to performance. Sector rotation strategies caused the Fund's money managers to overweight non-benchmark sectors which tended to outperform the all-Treasury security benchmark. The money managers also added value through security selection. Finally, in order to take advantage of interest rates changes, some money managers took either longer or shorter duration positions at various times resulting in positive Fund performance.

The Fund derived much of its performance by maintaining overweighted positions in the riskier sectors of the fixed income markets relative to the all-Treasury benchmark. These sectors included investment grade corporate bonds and mortgage and asset-backed securities. The allocation to these non-Treasury sectors benefited the Fund by providing a larger-than-benchmark yield and higher-than-benchmark total return. In addition, the Fund's money managers added value through positive security selection and sector allocation decisions. In contrast, investments in government securities, such as Treasury Inflation Protected Securities (TIPS) and non-dollar denominated bonds, detracted from performance during the fiscal year.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes to the Fund's structure or money manager line-up during the year.

                                                    Short Duration Bond Fund  99

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                  Style
October 31, 2006


Merganser Capital Management, L.P.           Sector Rotation
Pacific Investment Management Company,
   LLC                                       Sector Rotation
STW Fixed Income Management                  Sector Rotation

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.


                              --------------------

*      Assumes initial investment on November 1, 1996.

** Merrill Lynch 1-2.99 Years Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

++++ The Fund first issued Class E Shares on February 18, 1999. The returns shown for Class E Shares prior to February 18, 1999 are those of the Fund's Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

++++++ The Fund first issued Class C Shares on March 3, 1999. The returns shown for Class C Shares are the performance of the Fund's Class S Shares from November 1, 1996 to February 17, 1999 and the performance of the Class E Shares from February 18, 1999 to March 2, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 100  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,021.30      $     1,016.94
Expenses Paid During
Period*                       $         8.36      $         8.34

* Expenses are equal to the Fund's annualized expense ratio of 1.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,025.10      $     1,020.72
Expenses Paid During
Period*                       $         4.54      $         4.53

* Expenses are equal to the Fund's annualized expense ratio of 0.89% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,026.40      $     1,021.98
Expenses Paid During
Period*                       $         3.27      $         3.26

* Expenses are equal to the Fund's annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                   Short Duration Bond Fund  101

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 68.4%
Asset-Backed Securities - 18.3%
ACE Securities Corp. (E)
   Series 2006-HE4 Class A2A
   5.384% due 10/25/36                                  1,177           1,177
AmeriCredit Automobile Receivables Trust
   Series 2005-AX Class A3
   3.630% due 01/06/10                                  1,362           1,353
   Series 2006-RM Class A1
   5.370% due 10/06/09                                  2,000           2,001
Argent Securities, Inc. (E)
   Series 2006-M2 Class A2A
   5.380% due 09/25/36                                    452             452
   Series 2006-W4 Class A2A
   5.380% due 05/25/36                                  2,670           2,670
Asset Backed Securities Corp. Home Equity (E)
   Series 2002-HE1 Class M1
   6.970% due 03/15/32                                  1,108           1,109
Asset Backed Securities Corp. Home Equity Loan
   Trust (E)
   Series 2004-HE6 Class A1
   5.595% due 09/25/34                                    731             730
Banc of America Securities Auto Trust
   Series 2005-WF1 Class A4
   4.080% due 04/18/10                                  3,000           2,951
Bank One Issuance Trust
   Series 2004-B2 Class B2
   4.370% due 04/15/12                                  2,000           1,963
Bear Stearns Asset Backed Securities, Inc. (E)
   Series 2004-BO1 Class 1A1
   5.520% due 09/25/34                                    211             212
BMW Vehicle Owner Trust
   Series 2004-A Class A4
   3.320% due 02/25/09                                  4,950           4,887
Brazos Higher Education Authority, Inc.
   Series 2005-A Class A5
   4.910% due 12/01/40                                  3,250           3,235
California Infrastructure PG&E-1 Series 1997-1
   Class A8
   6.480% due 12/26/09                                  2,746           2,768
California Infrastructure SCE-1 Series 1997-1
   Class A7
   6.420% due 12/26/09                                  4,540           4,570
Capital Auto Receivables Asset Trust
   Series 2004-1 Class A3
   2.000% due 11/15/07                                    118             118
   Series 2004-2 Class A2
   3.350% due 02/15/08                                  2,185           2,175

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-1 Class A3
   5.030% due 10/15/09                                  2,225           2,219
Capital One Auto Finance Trust
   Series 2005-BSS Class A3
   4.080% due 11/15/09                                  2,000           1,986
Capital One Master Trust
   Series 2002-4A Class A
   4.900% due 03/15/10                                  1,000             998
Capital One Prime Auto Receivables Trust
   Series 2004-3 Class A4
   3.690% due 06/15/10                                  1,000             979
   Series 2004-3 Class B
   3.860% due 08/15/11                                  1,500           1,473
Carmax Auto Owner Trust
   Series 2004-2 Class A4
   3.460% due 09/15/11                                  2,500           2,443
   Series 2005-2 Class A4
   4.340% due 08/15/10                                  2,000           1,970
Caterpillar Financial Asset Trust
   Series 2006-A Class A3
   5.570% due 05/25/10                                  2,000           2,016
Centex Home Equity
   Series 2003-C Class AF4
   4.960% due 04/25/32                                    136             135
Chase Credit Card Master Trust (E)
   Series 2002-1 Class A
   5.420% due 06/15/09                                  2,900           2,901
Chase Manhattan Auto Owner Trust
   Series 2004-A Class A4
   2.830% due 09/15/10                                  1,800           1,761
   Series 2005-A Class A4
   3.980% due 04/15/11                                  1,000             978
   Series 2005-A Class CTFS
   4.040% due 04/15/11                                  1,000             986
   Series 2006-A Class A3
   5.340% due 07/15/10                                  3,770           3,784
CIT Equipment Collateral
   Series 2004-VT1 Class A3
   2.200% due 03/20/08                                    240             238
   Series 2005-VT1 Class A3
   4.120% due 08/20/08                                  1,063           1,056
CIT Marine Trust
   Series 1999-A Class A4
   6.250% due 11/15/19                                    590             590
CIT Rv Trust
   Series 1998-A Class A5
   6.120% due 11/15/13                                    295             295

 102  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Citibank Credit Card Issuance Trust
   Series 2003-A3 Class A3
   3.100% due 03/10/10                                  1,000             973
Citigroup Mortgage Loan Trust, Inc. (E)
   Series 2006-WFH Class A1
   5.360% due 08/25/36                                    868             868
Community Program Loan Trust
   Series 1987-A Class A4
   4.500% due 10/01/18                                  1,955           1,922
Countrywide Asset-Backed Certificates (E)
   Series 2001-BC3 Class A
   5.800% due 12/25/31                                    173             173
   Series 2005-9 Class 2A1
   5.420% due 01/25/36                                    163             163
   Series 2006-15 Class A1
   5.434% due 10/25/46                                  1,092           1,092
   Series 2006-16 Class 2A1
   5.375% due 12/25/46                                    500             500
   Series 2006-17 Class 2A1
   5.380% due 03/25/47                                  1,100           1,100
Daimler Chrysler Auto Trust
   Series 2005-A Class A3
   3.490% due 12/08/08                                  1,674           1,662
   Series 2005-A Class A4
   3.740% due 02/08/10                                  9,100           8,941
Discover Card Master Trust I
   Series 2002-2 Class B
   5.450% due 10/15/09                                  1,000             999
E-Trade RV and Marine Trust
   Series 2004-1 Class A3
   3.620% due 10/08/18                                  1,300           1,253
Equity One ABS, Inc.
   Series 2003-4 Class M1
   5.369% due 10/25/34                                  1,500           1,486
Fannie Mae Grantor Trust (E)
   Series 2002-T10 Class A1
   5.560% due 06/25/32                                  4,433           4,433
Fifth Third Auto Trust
   Series 2004-A Class A3
   3.190% due 02/20/08                                    310             310
First Franklin Mortgage Loan Asset Backed
   Certificates (E)
   Series 2006-FF1 Class A3
   5.370% due 11/25/36                                  1,300           1,300
First NLC Trust (E)
   Series 2005-2 Class AV1
   5.430% due 09/25/35                                      5               5
Ford Credit Auto Owner Trust
   Series 2005-A Class A3
   3.480% due 11/15/08                                  5,527           5,486
   Series 2005-B Class A4
   4.380% due 01/15/10                                  1,500           1,483

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-B Class B
   4.640% due 04/15/10                                  1,250           1,238
   Series 2005-C Class B
   4.520% due 09/15/10                                  1,000             985
   Series 2006-A Class A3
   5.050% due 03/15/10                                    535             534
   Series 2006-B Class A3
   5.260% due 10/15/10                                    545             546
Franklin Auto Trust
   Series 2003-1 Class A4
   2.270% due 05/20/11                                    506             499
GE Capital Credit Card Master Note Trust
   Series 2006-1 Class A
   5.080% due 09/15/12                                  1,480           1,484
GE Commercial Equipment Financing LLC (E)
   Series 2004-1 Class B
   5.520% due 12/20/15                                    468             469
GE Corporate Aircraft Financing LLC (E)(p)
   Series 2004-1A Class B
   6.170% due 01/25/18                                    364             367
GE Dealer Floorplan Master Note Trust (E)
   Series 2004-2 Class B
   5.610% due 07/20/09                                  1,000           1,001
GE-WMC Mortgage Securities LLC (E)
   Series 2006-1 Class A2A
   5.370% due 08/25/36                                    480             480
GMAC Mortgage Corp. Loan Trust
   Series 2004-GH1 Class A2
   4.390% due 12/25/25                                  1,500           1,484
GS Auto Loan Trust
   Series 2004-1 Class A3
   2.130% due 11/15/07                                     48              48
   Series 2006-1 Class A3
   5.370% due 12/15/10                                  1,300           1,305
GSAMP Trust (E)
   Series 2004-SEA Class A2A
   5.610% due 03/25/34                                    551             551
Harley-Davidson Motorcycle Trust
   Series 2006-3 Class A3
   5.240% due 01/15/12                                  4,850           4,866

                                                   Short Duration Bond Fund  103

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Honda Auto Receivables Owner Trust
   Series 2003-2 Class A4
   2.160% due 10/21/08                                  1,752           1,748
   Series 2003-3 Class A4
   2.770% due 11/21/08                                  1,216           1,208
   Series 2003-4 Class A4
   2.790% due 03/16/09                                    699             691
   Series 2003-5 Class A4
   2.960% due 04/20/09                                  2,119           2,092
   Series 2004-3 Class A4
   3.280% due 02/18/10                                  2,300           2,244
   Series 2005-2 Class A4
   4.150% due 10/15/10                                  1,850           1,822
   Series 2006-3 Class A3
   5.120% due 10/15/10                                  1,250           1,253
Household Automotive Trust
   Series 2005-3 Class A2
   4.700% due 01/20/09                                  1,231           1,229
Hyundai Auto Receivables Trust
   Series 2004-A Class A3
   2.970% due 05/15/09                                    555             548
   Series 2005-A Class A3
   3.980% due 11/16/09                                  1,500           1,481
Illinois Power Special Purpose Trust
   Series 1998-1 Class A6
   5.540% due 06/25/09                                  1,496           1,496
JP Morgan Mortgage Acquisition Corp. (E)
   Series 2006-WMC Class A2
   5.380% due 08/25/36                                    565             565
Long Beach Auto Receivables Trust
   Series 2005-B Class A3
   4.406% due 05/15/10                                  1,500           1,487
Long Beach Mortgage Loan Trust (E)
   Series 2004-4 Class 1A1
   5.600% due 10/25/34                                    303             303
Marlin Leasing Receivables LLC (p)
   Series 2005-1A Class A3
   4.630% due 11/17/08                                  1,650           1,637
MBNA Master Credit Card Trust (E)
   Series 2000-D Class A
   5.520% due 09/15/09                                  3,460           3,463
Merrill Auto Trust Securitization
   Series 2005-1 Class A3
   4.100% due 08/25/09                                  3,000           2,972
Merrill Lynch Mortgage Investors, Inc. (E)
   Series 2006-RM5 Class A2A
   5.380% due 10/25/37                                  1,900           1,900
Morgan Stanley Dean Witter Capital I (E)
   Series 2002-HE1 Class A2
   5.660% due 07/25/32                                      2               2

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
National City Auto Receivables Trust
   Series 2004-A Class A3
   2.110% due 07/15/08                                    204             204
Nelnet Education Loan Funding, Inc.
   Series 2001-A Class A1
   5.760% due 07/01/12                                  1,567           1,575
Nissan Auto Lease Trust
   Series 2005-A Class A3
   4.700% due 10/15/08                                  3,000           2,987
Nissan Auto Receivables Owner Trust
   Series 2004-A Class A4
   2.760% due 07/15/09                                  4,000           3,922
   Series 2005-A Class A3
   3.540% due 10/15/08                                  1,281           1,271
   Series 2005-B Class A3
   3.990% due 07/15/09                                  1,980           1,962
Onyx Acceptance Grantor Trust
   Series 2005-A Class A4
   3.910% due 09/15/11                                  2,000           1,964
Park Place Securities, Inc. (E)
   Series 2004-MCW Class A1
   5.642% due 10/25/34                                  3,394           3,387
PBG Equipment Trust (p)
   Series 1998-1A Class A
   6.270% due 01/20/12                                    448             448
Peco Energy Transition Trust
   Series 1999-A Class A6
   6.050% due 03/01/09                                    801             802
   Series 2001-A Class A1
   6.520% due 12/31/10                                  1,248           1,307
PG&E Energy Recovery Funding LLC
   Series 2005-1 Class A2
   3.870% due 06/25/11                                  2,742           2,697
   Series 2005-2 Class A1
   4.850% due 06/25/11                                  1,098           1,094
Popular ABS Mortgage Pass-Through Trust
   Series 2004-5 Class AF2
   3.735% due 12/25/34                                    383             381
   Series 2005-3 Class AF3
   4.437% due 07/25/35                                  2,000           1,972
Providian Gateway Master Trust (p)
   Series 2004-FA Class A
   3.650% due 11/15/11                                  1,200           1,180

 104  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Public Service New Hampshire Funding LLC
   Series 2001-1 Class A2
   5.730% due 11/01/10                                    901             906
Railcar Leasing LLC (p)
   Series 1997-1 Class A2
   7.125% due 01/15/13                                    950             993
Residential Asset Mortgage Products, Inc. (E)
   Series 2004-RS2 Class AIIB
   5.580% due 02/25/34                                    143             143
   Series 2006-RZ4 Class A1A
   5.410% due 10/25/36                                  1,200           1,200
Residential Asset Securities Corp. (E)
   Series 2006-KS6 Class A1
   5.364% due 08/25/36                                    673             673
   Series 2006-KS9 Class A11
   5.390% due 11/25/36                                  1,100           1,100
Saxon Asset Securities Trust (E)
   Series 2006-3 Class A1
   5.380% due 11/25/36                                    600             600
SBI Heloc Trust (E)(A)
   Series 2006-1A Class 1A2A
   5.494% due 08/25/36                                    700             700
SLM Student Loan Trust (p)
   Series 2003-4 Class A5B
   3.390% due 03/15/33                                  3,000           2,906
Soundview Home Equity Loan Trust (E)
   Series 2006-EQ1 Class A1
   5.380% due 10/25/36                                  1,000           1,000
Structured Asset Securities Corp. (E)
   Series 2005-WF3 Class A1
   5.420% due 07/25/35                                    390             390
   Series 2006-BC3 Class A2
   5.370% due 10/25/36                                  1,200           1,200
Susquehanna Auto Lease Trust (p)
   Series 2005-1 Class A3
   4.430% due 06/16/08                                  4,000           3,969
   Series 2005-1 Class B
   4.710% due 07/14/08                                  1,700           1,685
   Series 2006-1 Class A3
   5.210% due 03/16/09                                  1,000           1,000
Toyota Auto Receivables Owner Trust
   Series 2003-B Class A4
   2.790% due 01/15/10                                  3,912           3,907
Triad Auto Receivables Owner Trust
   Series 2006-A Class A3
   4.770% due 01/12/11                                  2,000           1,989
USAA Auto Owner Trust
   Series 2004-2 Class A3
   3.030% due 06/16/08                                  1,238           1,232
   Series 2004-2 Class A4
   3.580% due 02/15/11                                  1,700           1,676

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-2 Class A4
   4.170% due 02/15/11                                  4,000           3,936
Wachovia Auto Owner Trust
   Series 2004-A Class A3
   3.190% due 06/20/08                                    603             600
   Series 2004-A Class A4
   3.660% due 07/20/10                                  7,500           7,401
   Series 2004-B Class A3
   2.910% due 04/20/09                                  2,438           2,409
Wells Fargo Financial Auto Owner Trust
   Series 2004-A Class A4
   2.670% due 08/16/10                                  1,917           1,887
Wells Fargo Home Equity Trust (E)(A)
   Series 2005-4 Class AI1
   5.450% due 12/25/35                                  1,258           1,258
Whole Auto Loan Trust
   Series 2003-1 Class B
   2.240% due 03/15/10                                    127             127
World Omni Auto Receivables Trust
   Series 2006-A Class A2
   5.050% due 10/15/08                                  2,611           2,608
                                                                 ------------
                                                                      211,974
                                                                 ------------

Corporate Bonds and Notes - 20.0%
Abbott Laboratories
   3.500% due 02/17/09 (N)                              2,000           1,932
   5.375% due 05/15/09                                  1,500           1,513
Allstate Financial Global Funding (p)
   2.500% due 06/20/08                                  4,080           3,911
Altria Group, Inc. (N)
   7.650% due 07/01/08                                  1,500           1,552
American Express Bank (E)
   Series BKNT
   5.380% due 10/20/09                                    800             800
American Express Centurion Bank
   Series BKNT
   4.375% due 07/30/09                                  3,440           3,383
American Honda Finance Corp. (E)(p)
   5.450% due 03/09/09                                  1,300           1,301
American International Group, Inc.
   4.700% due 10/01/10                                  2,695           2,657
Ameritech Capital Funding Corp.
   6.250% due 05/18/09                                  2,000           2,030
Anadarko Petroleum Corp. (E)
   5.790% due 09/15/09                                  1,200           1,202

                                                   Short Duration Bond Fund  105

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
ASIF Global Financing (A)
   3.850% due 11/26/07                                  2,984           2,938
Associates Corp. of North America
   6.250% due 11/01/08                                  3,274           3,338
   8.550% due 07/15/09                                    750             813
AT&T, Inc. (E)
   5.495% due 05/15/08                                  2,600           2,602
Bank of America Corp.
   6.375% due 02/15/08 (N)                              3,000           3,037
   7.125% due 03/01/09 (N)                              1,500           1,564
   5.400% due 06/19/09 (E)                              3,800           3,801
Bank One Corp.
   2.625% due 06/30/08                                  5,675           5,443
Bank One NA
   Series BKNT
   3.700% due 01/15/08                                  1,470           1,441
Bear Stearns Cos., Inc. (The)
   5.489% due 08/21/09 (E)                              2,300           2,301
   Series MTNB (E)
   5.457% due 03/30/09                                    900             901
BellSouth Corp. (E)
   5.530% due 11/15/07                                  1,200           1,201
   5.580% due 08/15/08                                  1,300           1,300
Capital One Financial Corp.
   5.700% due 09/15/11                                  4,200           4,258
Caterpillar, Inc.
   7.250% due 09/15/09                                  3,150           3,329
CIT Group, Inc.
   5.000% due 11/24/08                                  7,050           7,027
   4.250% due 02/01/10 (N)                              2,325           2,257
Citigroup Global Markets Holdings, Inc. (E)
   Series MTNM
   5.430% due 03/07/08                                  1,600           1,601
Citigroup, Inc.
   5.416% due 01/30/09 (E)                              2,200           2,201
   6.200% due 03/15/09                                  5,700           5,839
Consolidated Edison Co. of New York
   Series B
   7.150% due 12/01/09                                  1,000           1,054
Credit Suisse First Boston USA, Inc. (E)
   5.520% due 12/09/08                                  3,500           3,506
DaimlerChrysler North America Holding Corp. (E)
   5.918% due 08/03/09                                    800             800
Deutsche Bank Financial, Inc.
   7.500% due 04/25/09                                  2,000           2,102
Entergy Mississippi, Inc.
   4.350% due 04/01/08                                    500             492
Exelon Generation Co. LLC
   6.950% due 06/15/11                                  3,250           3,444
FleetBoston Financial Corp.
   6.375% due 05/15/08                                  4,185           4,254

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ford Motor Credit Co. (E)(N)
   8.466% due 11/02/07                                    200             203
General Electric Capital Corp.
   4.000% due 06/15/09 (N)                              1,650           1,609
   5.444% due 01/20/10 (E)                                900             901
   4.875% due 10/21/10 (N)                             10,050           9,974
   5.474% due 10/21/10 (E)                              2,000           2,002
   Series mtn (E)
   5.410% due 10/26/09                                  1,400           1,399
General Electric Co. (E)
   5.430% due 12/09/08                                  1,000           1,000
Goldman Sachs Group, Inc.
   7.350% due 10/01/09                                  1,000           1,059
   5.770% due 10/07/11 (E)(N)                           3,000           3,026
   Series MTNB (E)
   5.704% due 07/23/09                                  2,000           2,013
Hertz Vehicle Financing LLC (p)
   Series 2005-2A Class A2
   4.930% due 02/25/10                                  2,500           2,489
HSBC Bank USA NA (E)
   Series BKNT
   5.530% due 06/10/09                                    300             301
HSBC Finance Corp.
   6.500% due 11/15/08                                 10,130          10,377
   5.531% due 12/05/08 (E)                                300             301
International Lease Finance Corp.
   6.375% due 03/15/09                                  1,500           1,538
   4.750% due 07/01/09                                  2,680           2,655
John Deere Capital Corp. (E)
   5.424% due 04/15/08                                    700             700
   5.424% due 07/15/08                                    800             800
Lehman Brothers Holdings, Inc.
   5.370% due 11/24/08 (E)                              2,400           2,400
   5.493% due 08/21/09 (E)                              1,000           1,000
   7.875% due 08/15/10                                  1,000           1,087
   Series MTNG
   3.950% due 11/10/09                                  2,800           2,706
   5.696% due 11/10/09 (E)                                400             402
Lehman Brothers, Inc.
   6.625% due 02/15/08                                  1,500           1,522
Merrill Lynch & Co., Inc.
   4.831% due 10/27/08                                  3,925           3,899
   5.685% due 07/25/11 (E)                              1,100           1,101
   Series MTn (E)
   5.492% due 08/14/09                                    800             800
   Series MTNB (E)
   5.466% due 01/30/09                                  1,100           1,101

 106  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series MTNC
   5.430% due 06/16/08 (E)                                200             200
   5.489% due 08/22/08 (E)                                600             601
   4.125% due 01/15/09                                  1,000             979
Metropolitan Life Global Funding I (p)
   5.750% due 07/25/11                                  4,000           4,091
Morgan Stanley
   3.625% due 04/01/08                                  3,000           2,931
   3.875% due 01/15/09                                  2,000           1,949
   Series GMTN (E)
   5.550% due 02/09/09                                    700             701
National City Bank
   Series BKNT
   4.250% due 01/29/10                                  3,375           3,277
Northern States Power Co.
   6.875% due 08/01/09                                  3,000           3,121
Ohio Edison Co.
   4.000% due 05/01/08                                  2,035           1,996
Pricoa Global Funding I (E)(p)
   5.457% due 01/25/08                                  1,400           1,402
Principal Life Global Funding I (A)
   3.625% due 04/30/08                                  1,250           1,219
Principal Life Global Funding I (p)
   2.800% due 06/26/08                                  5,600           5,388
Prudential Financial, Inc.
   3.750% due 05/01/08                                  1,475           1,443
SBC Communications, Inc.
   4.125% due 09/15/09                                  5,330           5,173
SLM Corp. (N)
   3.625% due 03/17/08                                  7,200           7,032
Sprint Capital Corp.
   7.625% due 01/30/11                                  3,775           4,069
US Bank NA
   Series BKNT
   4.125% due 03/17/08                                  1,600           1,575
Wachovia Bank NA
   Series BKNT
   4.375% due 08/15/08                                  2,250           2,220
   Series DPNT (E)
   5.429% due 03/23/09                                    500             500
Wachovia Corp.
   5.625% due 12/15/08 (N)                              8,200           8,268
   5.506% due 10/15/11 (E)                              3,400           3,399
Wells Fargo & Co.
   4.125% due 03/10/08 (N)                                820             807
   6.250% due 04/15/08                                  8,337           8,437
   5.490% due 09/15/09 (E)                              2,900           2,905
   4.200% due 01/15/10                                  1,600           1,556
   5.449% due 03/23/10 (E)                              3,000           3,002
Xcel Energy, Inc.
   3.400% due 07/01/08                                    925             897
                                                                 ------------
                                                                      230,628
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

International Debt - 4.7%
ANZ National International, Ltd. (E)(p)
   5.539% due 08/07/09                                  2,600           2,597
Diageo Capital PLC (E)(N)
   5.546% due 11/10/08                                  1,400           1,401
Eksportfinans A/S (N)
   4.750% due 12/15/08                                  7,800           7,771
Eli Lilly Services, Inc. (E)(p)
   5.440% due 09/12/08                                  1,333           1,335
HBOS Treasury Services PLC (p)
   3.500% due 11/30/07                                  2,000           1,964
   3.750% due 09/30/08                                  1,000             974
Inter-American Development Bank
   Series GMTN
   5.250% due 06/16/08                                  2,500           2,512
Interstar Millennium Trust (E)
   Series 2004-2G Class A
   5.590% due 03/14/36                                  1,430           1,433
Kreditanstalt fuer Wiederaufbau
   5.250% due 05/19/09                                  6,080           6,130
   4.875% due 10/19/09                                  2,765           2,764
National Australia Bank, Ltd. (E)(p)
   5.430% due 09/11/09                                    800             800
Ontario Electricity Financial Corp.
   6.100% due 01/30/08                                  4,000           4,042
Royal Bank of Scotland PLC (E)(p)
   5.424% due 07/21/08                                  1,500           1,501
Siemens Financieringsmaatschappij NV (E)(p)
   5.466% due 08/14/09                                  3,700           3,698
Svensk Exportkredit AB (N)
   4.625% due 02/17/09                                 10,305          10,218
Transocean, Inc. (E)
   5.591% due 09/05/08                                    800             800
Unicredit Luxembourg Finance SA (E)(A)
   5.426% due 10/24/08                                  3,900           3,899
VTB Capital SA (E)(A)
   5.970% due 08/01/08                                    700             700
                                                                 ------------
                                                                       54,539
                                                                 ------------

                                                   Short Duration Bond Fund  107

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mortgage-Backed Securities - 20.1%
American Home Mortgage Investment Trust (E)
   Series 2004-3 Class 5A
   4.290% due 10/25/34                                  1,898           1,862
   Series 2004-4 Class 4A
   4.390% due 02/25/45                                    634             617
Banc of America Commercial Mortgage, Inc.
   Series 2004-2 Class A1
   2.764% due 11/10/38                                  1,565           1,518
Banc of America Funding Corp.
   Series 2005-D Class A1 (E)
   4.114% due 05/25/35                                  8,880           8,669
   Series 2006-2 Class 2A18
   5.750% due 03/25/36                                  3,366           3,383
Banc of America Mortgage Securities
   Series 2002-K Class 2A1 (E)
   5.397% due 10/20/32                                     --              --
   Series 2004-2 Class 2A1
   5.250% due 03/25/34                                  1,033           1,026
   Series 2004-2 Class 5A1
   6.500% due 10/25/31                                    300             305
Bear Stearns Adjustable Rate Mortgage Trust
   Series 2003-1 Class 5A1
   5.456% due 04/25/33                                    484             481
   Series 2003-8 Class 2A1 (E)
   4.797% due 01/25/34                                    434             429
Bear Stearns Alt-A Trust
   Series 2005-4 Class 23A1
   5.393% due 05/25/35                                  1,208           1,211
Bear Stearns Asset Backed Securities, Inc.
   Series 2003-AC3 Class A1
   4.000% due 07/25/33                                    445             435
Bear Stearns Commercial Mortgage Securities
   Series 1998-C1 Class A1
   6.340% due 06/16/30                                    255             256
   Series 1999-C1 Class A2
   6.020% due 02/14/31                                  2,000           2,031
   Series 2001-TOP Class A1
   5.060% due 11/15/16                                    461             460
   Series 2003-PWR Class A1
   3.432% due 05/11/39                                    629             609
   Series 2003-T10 Class A1
   4.000% due 03/13/40                                  1,358           1,318
   Series 2003-T12 Class A1
   2.960% due 08/13/39                                    776             755
Citigroup Commercial Mortgage Trust
   5.390% due 07/15/18                                  1,600           1,600

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Commercial Mortgage Pass Through Certificates
   Series 1999-1 Class A2
   6.455% due 05/15/32                                    881             895
   Series 2004-LB2 Class A2
   3.600% due 03/10/39                                  1,000             969
Countrywide Alternative Loan Trust
   Series 2003-6T2 Class A1
   6.500% due 06/25/33                                    143             143
   Series 2003-J2 Class A1
   6.000% due 10/25/33                                    462             457
   Series 2004-12C Class 1A1
   5.000% due 07/25/19                                  2,658           2,606
   Series 2005-34C Class 1A6
   5.500% due 09/25/35                                  3,421           3,420
   Series 2005-73C Class 1A8
   5.500% due 01/25/36                                  3,407           3,399
Countrywide Home Loan Mortgage Pass Through
   Trust (E)
   Series 2005-HYB Class 5A1
   5.250% due 02/20/36                                  1,193           1,192
Countrywide Securities Corp.
   5.500% due 12/25/46                                    800             800
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 2002-P3A Class A1 (E)(p)
   5.870% due 08/25/33                                    133             134
   Series 2003-C4 Class A2
   3.908% due 08/15/36                                  1,000             978
   Series 2003-CK2 Class A1
   3.006% due 03/15/36                                    702             686
   Series 2004-C1 Class A1
   2.254% due 01/15/37                                    877             862
   Series 2005-C5 Class A1
   5.046% due 08/15/38                                  3,350           3,341
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 2002-AR2 Class 2A2
   5.756% due 10/25/32                                     14              14
Fannie Mae
   6.000% due 2008                                         57              57
   5.500% due 2009                                      1,413           1,414
   6.000% due 2010                                        128             128
   6.500% due 2010                                        116             118
   6.000% due 2011                                        152             154
   6.500% due 2011                                         90              91

 108  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   4.500% due 2013                                      2,347           2,299
   5.000% due 2013                                      2,366           2,350
   5.500% due 2013                                        301             302
   6.000% due 2013                                        356             362
   6.000% due 2014                                      1,780           1,809
   5.500% due 2016                                      1,089           1,092
   5.000% due 2017                                         91              90
   5.500% due 2017                                      1,739           1,745
   6.000% due 2017                                        180             182
   5.000% due 2018                                      3,867           3,818
   5.000% due 2019                                        481             475
   5.000% due 2020                                        328             324
   5.000% due 2021                                        989             974
   5.500% due 2022                                      1,219           1,217
   5.500% due 2033                                         77              76
   6.000% due 2033                                         28              28
   5.500% due 2034                                     13,645          13,515
   4.664% due 2035 (E)                                  3,810           3,756
   4.672% due 2035 (E)                                    529             525
   4.900% due 2035 (E)                                 32,284          31,934
   5.500% due 2035                                     19,884          19,663
   5.813% due 2041 (E)                                    961             968
   5.763% due 2042 (E)                                    716             720
Fannie Mae REMICS
   Series 2003-129 Class PQ
   4.500% due 07/25/33                                    230             229
   Series 2003-24 Class PU
   3.500% due 11/25/15                                    247             238
   Series 2003-46 Class PQ
   3.000% due 06/25/19                                  1,686           1,673
   Series 2003-62 Class OD
   3.500% due 04/25/26                                  1,250           1,203
   Series 2003-63 Class GU
   4.000% due 07/25/33                                  1,660           1,629
   Series 2003-67 Class TA
   3.000% due 08/25/17                                  3,279           3,070
   Series 2003-75 Class NB
   3.250% due 08/25/18                                    561             537
   Series 2004-17 Class HA
   3.000% due 01/25/19                                  1,940           1,791
   Series 2004-21 Class QA
   4.000% due 11/25/17                                  1,189           1,179
Federal Home Loan Bank System
   Series 2004- Class 1
   3.920% due 09/25/09                                  1,455           1,415
   Series 2005-058 Class H
   4.750% due 10/25/10                                  3,416           3,357
Federal Home Loan Mortgage Corp. Structured Pass
   Through Securities (E)
   Series 2005-63 Class 1A1
   5.763% due 02/25/45                                  1,312           1,310

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Freddie Mac
   6.000% due 2009                                         50              50
   6.000% due 2010                                         92              92
   8.000% due 2010                                         16              16
   6.000% due 2011                                        163             166
   6.000% due 2032                                        403             408
   6.000% due 2033                                        693             700
   4.916% due 2035 (E)                                    871             861
   Series 2003-263 Class YH
   3.500% due 08/15/22                                    171             170
Freddie Mac Gold
   4.000% due 2007                                        804             795
   4.000% due 2008                                        663             649
   4.500% due 2008                                        708             702
   5.500% due 2008                                         68              68
   6.500% due 2008                                         62              63
   5.500% due 2009                                        164             164
   6.000% due 2009                                         51              51
   6.500% due 2009                                        236             238
   6.000% due 2011                                        242             245
   6.000% due 2013                                        113             115
   5.500% due 2014                                        487             488
   6.000% due 2014                                        118             120
   6.000% due 2016                                        510             517
   5.500% due 2017                                        843             845
   5.000% due 2018                                        528             521
   6.000% due 2028                                        114             116
   5.500% due 2029                                        819             814
   6.000% due 2029                                        244             247
   6.000% due 2031                                        325             329
Freddie Mac REMICS
   Series 1993-164 Class PD
   4.500% due 09/15/08                                     40              39
   Series 2003-255 Class PB
   5.500% due 08/15/30                                     30              30
   Series 2003-258 Class NS
   3.250% due 09/15/15                                  1,216           1,173
   Series 2003-261 Class JA
   3.760% due 03/15/29                                  1,216           1,165
   Series 2003-262 Class KP
   2.870% due 12/15/16                                  2,722           2,564
   Series 2003-263 Class CD
   4.000% due 10/15/26                                  1,500           1,455
   Series 2003-268 Class MX
   4.000% due 07/15/16                                  2,041           1,978

                                                   Short Duration Bond Fund  109

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2003-271 Class OJ
   3.500% due 03/15/11                                     84              84
   Series 2004-276 Class EA
   4.500% due 04/15/13                                  1,085           1,075
   Series 2004-276 Class NL
   3.250% due 03/15/14                                  3,411           3,277
   Series 2004-282 Class EA
   4.500% due 11/15/15                                  2,820           2,778
   Series 2004-285 Class BA
   4.500% due 02/15/20                                  1,342           1,317
   Series 2005-305 Class AP
   5.500% due 01/15/27                                  2,462           2,469
   Series 2006-314 Class LF (E)
   5.620% due 05/15/36                                    600             599
GE Capital Commercial Mortgage Corp.
   Series 2001-3 Class A1
   5.560% due 06/10/38                                    828             836
   Series 2004-C3 Class A1
   3.752% due 07/10/39                                  1,927           1,887
   Series 2005-C1 Class A1
   4.012% due 06/10/48                                  1,428           1,400
Ginnie Mae I
   7.000% due 11/15/07                                      2               2
   6.000% due 12/15/08                                     54              54
   9.500% due 12/15/17                                      1               1
Ginnie Mae II (E)
   4.750% due 07/20/27                                    114             115
   5.000% due 02/20/32                                    201             201
Government National Mortgage Association
   Series 2004-78 Class A
   3.590% due 11/16/17                                  2,569           2,502
GSR Mortgage Loan Trust
   Series 2004-7 Class 1A1
   3.393% due 06/25/34                                  1,582           1,574
Harborview Mortgage Loan Trust (E)
   Series 2006-12 Class 2A11
   5.410% due 12/19/37                                  1,900           1,900
Impac CMB Trust (E)
   Series 2004-2 Class A2
   5.820% due 04/25/34                                    226             226
Indymac Index Mortgage Loan Trust (E)
   Series 2006-AR1 Class 1A1A
   5.410% due 10/25/36                                    800             800
JP Morgan Chase Commercial Mortgage Securities
   Corp.
   Series 2002-C2 Class A1
   4.326% due 12/12/34                                    726             712
   Series 2005-LDP Class A1
   4.655% due 08/15/42                                  1,560           1,546
   4.613% due 10/15/42                                  1,848           1,830

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-LDP Class A2
   4.790% due 10/15/42                                  2,150           2,123
LB-UBS Commercial Mortgage Trust
   Series 2003-C1 Class A1
   2.720% due 03/15/27                                  1,038           1,013
   Series 2003-C3 Class A1
   2.599% due 05/15/27                                  1,568           1,522
Lehman Brothers Floating Rate Commercial
   Mortgage Trust (E)(p)
   Series 2006-LLF Class A1
   5.400% due 09/15/21                                    870             870
Mellon Residential Funding Corp. (E)
   Series 2000-TBC Class A1
   5.560% due 06/15/30                                  1,182           1,172
Merrill Lynch Mortgage Trust
   Series 2006-C1 Class A1
   5.528% due 05/12/39                                  2,582           2,604
Morgan Stanley Capital I
   Series 2003-T11 Class A1
   3.260% due 06/13/41                                  1,265           1,234
   Series 2004-T13 Class A1
   2.850% due 09/13/45                                    564             547
   Series 2005-HQ6 Class A1
   4.646% due 08/13/42                                  1,763           1,744
Morgan Stanley Dean Witter Capital I
   Series 2002-HQ Class A2
   6.090% due 04/15/34                                    131             132
Prime Mortgage Trust (E)
   Series 2004-CL1 Class 1A2
   5.730% due 02/25/34                                    212             213
   Series 2004-CL1 Class 2A2
   5.730% due 02/25/19                                     51              51
Residential Accredit Loans, Inc.
   Series 2003-QS1 Class A1
   5.000% due 09/25/18                                  3,463           3,394
Salomon Brothers Mortgage Securities VII
   Series 2003-UP2 Class A1
   4.000% due 12/25/18                                    931             879
Structured Asset Mortgage Investments, Inc. (E)
   Series 2002-AR3 Class A1
   5.650% due 09/19/32                                     58              58
Structured Asset Securities Corp. (E)
   Series 2001-21A Class 1A1
   6.792% due 01/25/32                                     75              75

 110  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Vendee Mortgage Trust
   Series 2001-3 Class J
   6.500% due 05/15/08                                    272             273
Wachovia Bank Commercial Mortgage Trust
   Series 2002-C2 Class A2
   4.043% due 11/15/34                                  1,803           1,759
   Series 2003-C4 Class A1
   3.003% due 04/15/35                                  1,175           1,147
   Series 2006-WL7 Class A1 (E)(p)
   5.410% due 08/11/18                                  3,000           3,000
Washington Mutual, Inc.
   Series 2002-AR1 Class A6
   4.816% due 10/25/32                                    515             512
   Series 2002-AR6 Class A (E)
   5.963% due 06/25/42                                    401             402
   Series 2002-AR9 Class 1A (E)
   5.963% due 08/25/42                                    810             811
   Series 2004-AR1 Class A2A (E)
   5.745% due 11/25/34                                  1,650           1,660
   Series 2005-AR1 Class A1A1 (E)
   5.620% due 10/25/45                                    368             370
   Series 2006-AR1 Class 2A (E)
   5.777% due 09/25/46                                    797             797
Wells Fargo Mortgage Backed Securities Trust
   Series 2005-9 Class 1A1
   4.750% due 10/25/35                                  2,689           2,645
   Series 2006-AR2 Class 2A1
   4.950% due 03/25/36                                  1,202           1,192
                                                                 ------------
                                                                      232,016
                                                                 ------------

Non-US Bonds - 0.0%
Landwirtschaftliche Rentenbank
   0.650% due 09/30/08                            JPY  60,000             513
                                                                 ------------

United States Government Agencies - 0.3%
Federal Home Loan Bank System
   Series DE08
   5.925% due 04/09/08                                  1,600           1,621
   Series HK10
   Zero coupon due 04/27/10                               531             496
Freddie Mac
   5.810% due 04/04/08                                  1,000           1,012
                                                                 ------------
                                                                        3,129
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

United States Government Treasuries - 5.0%
United States Treasury Notes
   3.875% due 05/15/09                                  9,500           9,330
   4.000% due 11/15/12                                 49,803          48,322
                                                                 ------------
                                                                       57,652
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $796,447)                                                       790,451
                                                                 ------------

PREFERRED STOCKS - 0.2%
Financial Services - 0.2%
DG Funding Trust (E)(A)                                   219           2,331
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $2,307)                                                           2,331
                                                                 ------------

                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.1%
(Number of Contracts)
Eurodollar Futures
   Dec 2006 92.25 Put (250)                            57,656               2
   Dec 2006 92.50 Put (100)                            23,125               1
   Dec 2006 92.75 Put (72)                             16,695              --
   Dec 2006 94.00 Put (149)                            35,015               1
   Mar 2007 92.00 Put (292)                            67,160               2
   Jun 2007 91.00 Put (201)                            45,728               1
   Jun 2007 91.25 Put (316)                            72,088               2
   Sep 2007 91.75 Put (60)                             13,763              --
   Dec 2007 91.25 Put (777)                           177,253               5

Swaptions
(Fund Pays/Fund Receives)
   EUR Three Month LIBOR/
   EUR 3.96%
   Jul 2007 0.00 Call (1)                               3,829              16
   GBP Six Month LIBOR/
   GBP 5.08%
   Jun 2007 0.00 Call (1)                               1,908               4
   GBP Six Month LIBOR/
   GBP 5.08%
   Jun 2007 0.00 Call (1)                               3,052              --
   USD Three Month LIBOR/
   USD 4.80%
   Dec 2006 0.00 Call (1)                              12,000               5
   USD Three Month LIBOR/
   USD 5.17%
   Feb 2007 0.00 Call (1)                               9,500              41

                                                   Short Duration Bond Fund  111

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                   NOTIONAL         MARKET
                                                    AMOUNT          VALUE
                                                      $               $
-----------------------------------------------------------------------------
   USD Three Month LIBOR/
   USD 5.00%
   Mar 2007 0.00 Call (2)                              17,000              54
   USD Three Month LIBOR/
   USD 5.08%
   Apr 2007 0.00 Call (1)                               6,900              33
   USD Three Month LIBOR/
   USD 5.20%
   May 2007 0.00 Call (1)                              20,800             145
   USD Three Month LIBOR/
   USD 5.25%
   Jun 2007 0.00 Call (1)                              18,000             147
   USD Three Month LIBOR/
   USD 4.85%
   Jul 2007 0.00 Call (1)                              20,000              33
   USD Three Month LIBOR/
   USD 5.25%
   Jul 2007 0.00 Call (1)                              18,000             282
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $551)                                                               774
                                                                 ------------


                                                  PRINCIPAL
                                                  AMOUNT ($)
                                                  OR SHARES
                                                 ------------
SHORT-TERM INVESTMENTS - 31.5%
Alcoa, Inc.
   4.250% due 08/15/07                                  1,175           1,161
American General Finance Corp. (E)
   Series MTNG
   5.429% due 03/23/07                                    200             200
Bank of America Corp. (c)(z)
   5.370% due 11/01/06                                  7,600           7,600
Bank of Montreal
   7.800% due 04/01/07                                  2,500           2,523
Barclays Bank PLC (z)
   5.271% due 01/29/07                                  2,700           2,707
Barclays US Funding Corp. (z)
   5.250% due 01/17/07                                    300             297
BNP Paribas Financial, Inc. (c)(z)
   5.300% due 11/01/06                                  5,000           5,000
Boeing Co.
   8.100% due 11/15/06                                  2,375           2,377
British Aerospace Finance, Inc. (p)
   7.000% due 07/01/07                                    900             907
British Telecommunications PLC
   7.000% due 05/23/07                                  1,700           1,712
CIT Group, Inc. (E)(N)
   5.620% due 09/20/07                                  3,800           3,808
Citigroup, Inc. (E)(N)
   5.451% due 06/04/07                                  1,000           1,001

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Dexia Delaware LLC (z)
   5.240% due 01/18/07                                 10,600          10,480
Dominion Resources, Inc.
   Series G
   3.660% due 11/15/06                                  1,800           1,799
Fannie Mae Discount Notes (c)(z)
   5.255% due 11/01/06 (c)                              9,700           9,700
   5.080% due 11/15/06 (c)                              2,800           2,794
   Zero coupon due 01/17/07                               900             890
Federal Farm Credit Bank
   12.250% due 02/01/07                                   864             866
FedEx Corp. (E)
   5.579% due 08/08/07                                    800             801
Ford Motor Credit Co.
   7.750% due 02/15/07 (N)                                200             200
   6.340% due 03/21/07 (E)                              2,800           2,799
Fortis Bank
   5.265% due 04/28/08                                  1,700           1,699
France Treasury Bill BTF
   Zero coupon due 12/21/06                      EUR    1,300           1,651
Freddie Mac Discount Notes (c)(z)
   Series RB
   5.133% due 11/14/06                                  3,200           3,194
GMAC LLC (E)
   6.274% due 01/16/07                                    200             200
Goldman Sachs Group, Inc. (E)
   5.495% due 10/05/07                                  2,000           2,003
HBOS Treasury Services PLC
   5.365% due 11/01/06 (c)(z)                           3,000           3,000
   5.265% due 11/22/06 (c)(z)                           8,500           8,474
   5.451% due 01/12/07 (E)(p)                             900             900
HSBC Finance Corp. (E)
   5.440% due 02/28/07                                  3,200           3,201
Inter-American Development Bank
   6.375% due 10/22/07                                  5,305           5,373
International Lease Finance Corp.
   5.625% due 06/01/07                                  1,600           1,602
   Series MTNP
   3.125% due 05/03/07                                  2,200           2,175
John Hancock Global Funding II
   6.000% due 12/28/06                                  2,450           2,450
MBNA Corp.
   6.250% due 01/17/07                                  2,000           2,003
MGM Mirage
   9.750% due 06/01/07                                  1,200           1,224
National Rural Utilities Cooperative Finance
   Corp.
   Series MTNC
   6.500% due 03/01/07                                  2,200           2,208

 112  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
New York Life Global Funding (E)(p)
   5.460% due 02/26/07                                  2,500           2,501
Nisource Finance Corp. (c)
   3.200% due 11/01/06                                  2,795           2,795
NiSource, Inc. (c)
   3.628% due 11/01/06                                  1,300           1,300
Pepco Holdings, Inc. (N)
   5.500% due 08/15/07                                    400             400
Principal Life Global Funding I (p)
   5.125% due 06/28/07                                  2,000           1,996
Province of New Brunswick Canada (c)
   3.500% due 10/23/07                                  3,671           3,614
Prudential Financial, Inc.
   4.104% due 11/15/06                                    500             500
Rabobank USA Financial Corp. (c)(z)
   5.300% due 11/01/06                                 10,600          10,600
Royal Bank of Scotland (c)(z)
   4.750% due 11/27/06                                  3,000           3,000
Russell Investment Company Money Market Fund       96,765,334          96,765
San Paolo IMI US Financial Co. (c)(z)
   5.265% due 11/22/06                                    500             498
Skandinaviska Enskilda Banken (c)(z)
   5.271% due 10/03/07                                  2,400           2,399
Societe Generale NA (z)
   5.266% due 12/21/06 (c)                              7,800           7,743
   5.245% due 01/08/07                                  3,800           3,762
Texas Eastern Transmission, LP
   5.250% due 07/15/07                                  2,900           2,889
TIAA Global Markets, Inc. (p)
   5.000% due 03/01/07                                  3,625           3,621
UBS Financial Del LLC (c)(z)
   5.280% due 11/01/06                                 10,500          10,477
   5.290% due 11/01/06                                    100             100
   5.265% due 11/16/06                                  1,100           1,098
United States Treasury Bills (c)(z)(sec.)
   4.179% due 12/07/06                                     50              50
   4.894% due 12/07/06                                     50              50
   4.915% due 12/14/06                                    250             249
   4.921% due 12/14/06                                     25              25
   4.937% due 12/14/06                                  2,095           2,083
United States Treasury Notes
   3.125% due 05/15/07                                 17,990          17,806
   3.625% due 06/30/07                                 82,618          81,853
US Bancorp
   Series MTNN
   5.100% due 07/15/07                                  1,650           1,646

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Wachovia Corp. (E)
   Series *
   5.410% due 07/20/07                                  3,500           3,503
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $364,698)                                                       364,302
                                                                 ------------

OTHER SECURITIES - 1.9%
Russell Investment Company
   Money Market Fund (X)                            5,623,714           5,624
State Street Securities Lending Quality Trust
   (X)                                             16,292,035          16,292
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $21,916)                                                         21,916
                                                                 ------------

TOTAL INVESTMENTS - 102.1%
(identified cost $1,185,919)                                        1,179,774

OTHER ASSETS AND LIABILITIES,
NET - (2.1%)                                                          (24,188)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,155,586
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                   Short Duration Bond Fund  113

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Euribor Futures
   expiration date 06/07 (34)                              10,428                (10)

Eurodollar Futures (CME)
   expiration date 12/06 (78)                              18,454                (40)
   expiration date 03/07 (524)                            124,162               (532)
   expiration date 06/07 (675)                            160,228               (322)
   expiration date 09/07 (813)                            193,342                (32)
   expiration date 12/07 (876)                            208,587                305
   expiration date 03/08 (7)                                1,667                 --

LIBOR Futures
   expiration date 06/07 (14)                               3,159                 (4)
   expiration date 09/07 (26)                               5,868                 (6)
   expiration date 12/07 (16)                               3,612                 (3)

United States Treasury
   2 Year Notes
   expiration date 12/06 (186)                             38,020                 82

Short Positions
United States Treasury Bonds
   expiration date 12/06 (256)                             28,840               (440)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                     (1,002)
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Eurodollar Futures
   Dec 2006 95.00 Put (12)                                  2,850                (11)
   Dec 2006 95.25 Put (338)                                80,486               (520)
   Dec 2006 95.50 Put (40)                                  9,550                (87)
   Mar 2007 94.75 Put (13)                                  3,079                 (3)

Swaptions
(Fund Receives/Fund Pays)
   EUR Six Month LIBOR/
   EUR 4.100%
   Jul 2007 0.00 Call (1)                                   1,276                (16)
   GBP Six Month LIBOR/
   GBP 4.850%
   Jun 2007 0.00 Call (1)                                     572                 (6)
   GBP Six Month LIBOR/
   GBP 4.850%
   Jun 2007 0.00 Call (1)                                     954                 (9)
   GBP 4.500%/
   GBP Six Month LIBOR
   Dec 2006 0.00 Put (1)                                    3,243                (27)
   USD Three Month LIBOR/
   USD 4.850%
   Dec 2006 0.00 Call (1)                                   5,000                 (7)
   USD Three Month LIBOR/
   USD 5.240%
   Feb 2007 0.00 Call (1)                                   4,100                (50)
   USD Three Month LIBOR/
   USD 5.040%
   Mar 2007 0.00 Call (2)                                   7,000                (50)
   USD Three Month LIBOR/
   USD 5.220%
   Apr 2007 0.00 Call (1)                                   3,000                (40)
   USD Three Month LIBOR/
   USD 5.315%
   May 2007 0.00 Call (1)                                   9,100               (151)
   USD Three Month LIBOR/
   USD 5.370%
   Jul 2007 0.00 Call (1)                                   8,000               (161)
   USD Three Month LIBOR/
   USD 4.950%
   Jul 2007 0.00 Call (1)                                   4,200                (47)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $773)                                                   (1,185)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 114  Short Duration Bond Fund

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
EUR           1,522   USD            1,937    12/08/06                 (9)
GBP             107   USD              200    11/30/06                 (4)
JPY          15,662   USD              138    11/15/06                  4
JPY          15,663   USD              138    11/15/06                  3
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                  (6)
                                                           ==============

INTEREST RATE SWAP CONTRACTS
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
        COUNTER              NOTIONAL                                                    TERMINATION           VALUE
         PARTY                AMOUNT         FUND RECEIVES           FUND PAYS               DATE                $
-----------------------   --------------   ------------------   --------------------   ----------------   ----------------
Barclays Bank PLC           GBP    2,800   5.000%               Six Month LIBOR            06/15/07                    (14)
                                                                Consumer Price Index
BNP Paribas                 EUR    1,200   2.090%               (France)                   10/15/10                     16
Lehman Brothers             GBP    1,500   4.500%               Six Month LIBOR            09/20/09                    (39)
Merrill Lynch               GBP    1,600   4.500%               Six Month LIBOR            09/20/09                    (41)
UBS                         USD   42,500   5.000%               Three Month LIBOR          12/20/08                    (29)
                                                                                                          ----------------

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($390)                             (107)
                                                                                                          ================

CREDIT DEFAULT SWAP CONTRACTS
----------------------------------------------------------------------------------------------------------------------
                                                    NOTIONAL                                               MARKET
          REFERENCE                  COUNTER         AMOUNT      FUND RECEIVES       TERMINATION           VALUE
            ENTITY                    PARTY             $          FIXED RATE            DATE                $
------------------------------   ----------------   ---------   ----------------   ----------------   ----------------
Softbank Corp.                   Deutsche Bank         30,000        2.300%            09/20/07                      1
                                                                                                      ----------------

Total Market Value of Open Credit Default Contracts Premiums Paid (Received) - $0                                    1
                                                                                                      ================

  See accompanying notes which are an integral part of the financial statements.

                                                   Short Duration Bond Fund  115

RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Asset-Backed Securities                                      18.3
Corporate Bonds and Notes                                    20.0
International Debt                                            4.7
Mortgage-Backed Securities                                   20.1
Non-US Bonds                                                   --*
United States Government Agencies                             0.3
United States Government Treasuries                           5.0
Preferred Stocks                                              0.2
Options Purchased                                             0.1
Short Term Investments                                       31.5
Other Securities                                              1.9
                                                  ---------------
Total Investments                                           102.1
Other Assets and Liabilities, Net                            (2.1)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.1)
Options Written                                              (0.1)
Foreign Currency Exchange Contracts                            --*
Interest Rate Swap Contracts                                   --*
Credit Default Swap Contracts                                  --*

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 116  Short Duration Bond Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                 DIVERSIFIED BOND - CLASS S            LB AGGREGATE BOND **
                                                                 --------------------------            --------------------
Inception*                                                                 10000                              10000
1997                                                                       10847                              10889
1998                                                                       11778                              11906
1999                                                                       11777                              11969
2000                                                                       12602                              12843
2001                                                                       14380                              14713
2002                                                                       15124                              15579
2003                                                                       15824                              16343
2004                                                                       16650                              17247
2005                                                                       16739                              17443
2006                                                                       17538                              18348

Diversified Bond Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 4.77%
5 Years                                4.05%sec.
10 Years                               5.78%sec.

Diversified Bond Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 4.52%
5 Years                                3.80%sec.
10 Years                               5.46%sec.

Diversified Bond Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 3.72%
5 Years                                3.02%sec.
10 Years                               4.84%sec.

Lehman Brothers Aggregate Bond Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 5.19%
5 Years                                4.51%sec.
10 Years                               6.26%sec.

 118  Diversified Bond Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and the preservation of capital.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Diversified Bond Fund Class S, Class E and Class C Shares gained 4.77%, 4.52% and 3.72%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.19% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Intermediate Investment Grade Debt Funds Average returned 4.61%. This return serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Corporate bonds have performed well over the last four years, leaving the yield spread between corporates and Treasuries for bearing credit risk very thin. As a result, the Fund's money managers were modestly underweight in this sector, which detracted from Fund performance as the corporate sector continued to post strong earnings and had very few defaults. Given low yields across the globe, strong demand also drove the corporate market as investors searched for any possible incremental yield. This led to continued strong market demand for corporate bonds.

As illustrated by the average actively managed mutual fund underperforming the benchmark, volatile markets over the fiscal year made it difficult for active money managers to correctly gauge the direction and magnitude of interest rate changes. While 10 year Treasuries started and ended the fiscal year with nearly the same yield, over the year, yields ranged from 4.33% to 5.24%. Further, the Federal Reserve's aggressive rate hikes surprised the market as evidenced by futures markets that trade based on the probability of Fed rate hikes. Despite this volatility, over the fiscal year, the Fund was able to effectively offset losses from an underweight to the corporate market through modest interest rate timing and security selection.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund's money managers successfully moved their duration (a measure of a bond price's sensitivity to a change in interest rates) exposure longer as interest rates rose and shorter when interest rates fell. A longer duration increases returns in a falling interest rate environment as longer duration bonds outperform more when interest rates fall. This duration management added modestly to the Fund's incremental return in a volatile market.

At the money manager level, Bear Stearns Asset Management Inc. was the best performer due to its overweight to corporate bonds and strong security selection within this sector. Lehman Brothers Asset Management, LLC also did well in security selection and through an overweight to both the asset-backed and mortgage sectors. Believing the Fed would be finished raising interest rates by end of 2005, Pacific Investment Management Company, LLC (PIMCO) struggled early in the year by taking positions in short maturity bonds which fell in price as short-term interest rates rose. Near the end of the fiscal period, PIMCO's positioning was rewarded and its performance rebounded to end modestly positive for the year. Lastly, Western Asset Management Company also struggled with a long duration view in the spring when interest rates rose. Western's corporate overweight helped it have a very modest excess return for the year as well.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes to the Fund's structure or money manager line-up during the year.

                                                      Diversified Bond Fund  119

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                Styles
October 31, 2006


Bear Stearns Asset Management, Inc.       Sector Rotation
Lehman Brothers Asset Management, LLC     Enhanced Core
Pacific Investment Management
   Company, LLC                           Fully Discretionary
Western Asset Management Company, Ltd.    Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.


                              --------------------

*      Assumes initial investment on November 1, 1996.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++ The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares prior to November 4, 1996 are the performance of the Fund's Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class E Shares from November 4, 1996 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.

++++ The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund's Class E Shares from November 1, 1996 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 120  Diversified Bond Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,038.30      $     1,016.99
Expenses Paid During
Period*                       $         8.37      $         8.29

* Expenses are equal to the Fund's annualized expense ratio of 1.63% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,042.40      $     1,020.82
Expenses Paid During
Period*                       $         4.48      $         4.43

* Expenses are equal to the Fund's annualized expense ratio of 0.87% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,043.50      $     1,022.08
Expenses Paid During
Period*                       $         3.19      $         3.16

* Expenses are equal to the Fund's annualized expense ratio of 0.62% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                      Diversified Bond Fund  121

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 99.9%
Asset-Backed Securities - 8.1%
ABSC NIMs Trust (p)
   Series 2005-HE6 Class A1
   5.050% due 08/27/35                                    163             162
Accredited Mortgage Loan Trust (E)
   Series 2004-2 Class A2
   5.620% due 07/25/34                                    155             155
ACE Securities Corp. (E)
   Series 2005-SD3 Class A
   5.720% due 08/25/45                                    935             936
   Series 2006-ASP Class A2A
   5.404% due 10/25/36                                    786             786
   Series 2006-FM1 Class A2A
   5.370% due 07/25/36                                  1,844           1,844
   Series 2006-FM1 Class A2B
   5.420% due 07/25/36                                  2,580           2,580
Aegis Asset Backed Securities Trust (E)
   Series 2003-3 Class M2
   6.970% due 01/25/34                                    450             454
American Express Credit Account Master Trust
   Series 2006-A Class A
   5.310% due 01/15/09                                  2,420           2,419
Ameriquest Mortgage Securities, Inc. (E)
   Series 2002-D Class M1
   7.820% due 02/25/33                                    205             205
   Series 2004-R10 Class A5
   5.710% due 11/25/34                                    150             150
   Series 2004-R4 Class A1A (p)
   5.660% due 06/25/34                                    773             773
   Series 2004-R8 Class A5
   5.700% due 09/25/34                                    437             437
Argent Securities, Inc. (E)
   Series 2005-W5 Class A2A
   5.410% due 01/25/36                                  1,585           1,585
   Series 2006-M2 Class A2A
   5.378% due 09/25/36                                    578             578
Asset Backed Funding Corp. NIMs Trust (p)
   Series 2005-WF1 Class N1
   4.750% due 03/26/35                                    101             100
Bayview Financial Acquisition Trust
   Series 2004-C Class A1 (E)
   5.744% due 05/28/44                                    854             856
   Series 2006-A Class 1A3
   5.865% due 02/28/41                                    450             451
Burlington Northern Santa Fe Corp. Pass-Through
   Certificate
   4.967% due 04/01/23                                    302             296

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Chase Credit Card Master Trust (E)
   Series 2002-1 Class A
   5.430% due 06/15/09                                  3,100           3,101
   Series 2004-2 Class A
   5.360% due 09/15/09                                  2,190           2,191
Chase Issuance Trust
   Series 2005-A1 Class A1
   5.330% due 12/15/10                                 10,375          10,376
   Series 2005-A3 Class A (E)
   5.340% due 10/17/11                                  4,450           4,452
Citigroup Mortgage Loan Trust, Inc.
   Series 2004-RES Class A1 (E)
   5.620% due 11/25/34                                    628             629
   Series 2006-WFH Class A1 (E)
   5.370% due 08/25/36                                    965             965
   Series 2006-WFH Class A1B
   5.440% due 01/25/36                                  2,490           2,491
Countrywide Asset-Backed Certificates
   Series 2001-BC3 Class A (E)
   5.810% due 12/25/31                                     92              92
   Series 2004-13 Class AF3
   3.989% due 02/25/31                                    283             280
   Series 2004-BC1 Class M1 (E)
   5.820% due 02/25/34                                    235             236
   Series 2005-11 Class AF1 (E)
   5.510% due 02/25/36                                  1,281           1,282
   Series 2005-17 Class 1AF1 (E)
   5.510% due 12/25/36                                  1,455           1,456
   Series 2005-17 Class 4AV1 (E)
   5.430% due 05/25/36                                  1,205           1,205
   Series 2005-5N Class N (p)
   5.000% due 07/25/36                                    101              98
   Series 2006-11 Class 1AF4
   6.300% due 09/25/46                                    685             701
   Series 2006-13 Class 3AV1 (E)
   5.380% due 07/25/46                                  1,830           1,830
   Series 2006-15 Class A1 (E)
   5.434% due 10/25/46                                  1,100           1,100
   Series 2006-16 Class 2A1 (E)
   5.374% due 12/25/46                                    500             500
   Series 2006-19 Class 2A1 (E)
   5.409% due 07/25/36                                  1,300           1,300
Countrywide Home Equity Loan Trust
   Series 2005-A Class 2A
   5.570% due 04/15/35                                    260             260
   Series 2005-G Class 2A (E)
   5.560% due 12/15/35                                  1,283           1,284

 122  Diversified Bond Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Credit-Based Asset Servicing and Securitization
   Series 2005-CB5 Class AV2
   5.580% due 08/25/35                                    520             522
Credit-Based Asset Servicing and Securitization
   LLC
   Series 2004-CB7 Class AF5
   4.585% due 10/25/34                                    770             740
   Series 2005-CB1 Class AF2
   4.090% due 12/25/35                                    419             417
   Series 2006-CB3 Class AV1
   5.380% due 03/25/36                                  1,221           1,221
   Series 2006-CB6 Class A21 (E)
   5.370% due 07/25/36                                  3,613           3,613
Daimler Chrysler Auto Trust
   Series 2006-C Class A2
   5.330% due 05/08/09                                  1,200           1,200
Daimler Chrysler Master Owner Trust (E)
   Series 2005-A Class A
   5.370% due 04/15/10                                  8,255           8,256
Discover Card Master Trust I (E)
   Series 2005-1 Class A
   5.330% due 09/16/10                                  3,870           3,871
Equifirst Mortgage Loan Trust
   Series 2004-3 Class A2
   5.650% due 12/25/34                                  2,036           2,039
Equifirst Mortgage Loan Trust NIMs Notes (p)
   Series 2005-1 Class N1
   4.458% due 04/25/35                                    222             222
Fannie Mae Grantor Trust (E)
   Series 2002-T5 Class A1
   5.560% due 05/25/32                                    273             273
   Series 2003-T4 Class 1A
   5.440% due 09/26/33                                    303             303
Fannie Mae Whole Loan (E)
   Series 2003-W5 Class A
   5.440% due 04/25/33                                    328             328
   Series 2003-W9 Class A
   5.450% due 06/25/33                                    512             510
First Franklin Mortgage Loan Asset Backed
   Certificates
   Series 2004-FF1 Class A2 (E)
   5.720% due 12/25/32                                    947             949
   Series 2004-FFH Class 2A1 (E)
   5.700% due 10/25/34                                    451             453
   Series 2005-FF1 Class A2A (E)
   5.420% due 11/25/36                                    267             267
   Series 2006-FF1 Class 2A2 (E)
   5.430% due 08/25/36                                  4,005           4,005
   Series 2006-FF1 Class A3 (E)
   5.370% due 11/25/36                                  1,400           1,400

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-FF3 Class A2A
   5.400% due 02/25/36                                  1,273           1,273
   Series 2006-FF5 Class 2A1
   5.380% due 04/25/36                                  1,504           1,504
First Franklin NIMs Trust (p)
   Series 2005-FF1 Class N1
   4.213% due 01/25/35                                     42              42
Ford Credit Floorplan Master Owner Trust (E)
   Series 2004-1 Class A
   5.360% due 07/15/09                                  2,275           2,274
Fremont Home Loan Trust (E)
   Series 2004-4 Class 1A1
   5.700% due 03/25/35                                  7,752           7,772
   Series 2006-3 Class 2A1
   5.390% due 02/27/37                                    900             899
Fremont NIMs Trust (p)
   Series 2005-A
   3.750% due 01/25/35                                     97              97
   Series 2005-C Class NOTE
   5.584% due 07/25/35                                     81              80
GE Dealer Floorplan Master Note Trust (E)
   Series 2004-2 Class A
   5.400% due 07/20/09                                  1,240           1,241
   Series 2005-1 Class A
   5.360% due 04/20/10                                  1,800           1,801
   Series 2006-3 Class A
   5.330% due 07/20/11                                  3,045           3,045
GE-WMC Mortgage Securities LLC (E)
   Series 2006-1 Class A2A
   5.365% due 08/25/36                                    480             480
GMAC Mortgage Corp. Loan Trust
   Series 2004-HE5 Class A3
   3.970% due 09/25/34                                    676             669
Government National Mortgage Association
   Series 1998-23 Class ZA
   6.500% due 09/20/28                                  2,651           2,732
GSAA Home Equity Trust
   Series 2006-4 Class 1A2
   5.977% due 03/25/36                                    686             689
GSAA Trust
   Series 2006-2 Class 2A3
   5.590% due 12/25/35                                    785             787
GSAMP Trust
   Series 2003-HE2 Class M1
   5.970% due 08/25/33                                    420             421

                                                      Diversified Bond Fund  123

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-FM2 Class A2A (E)
   5.394% due 09/25/36                                  1,068           1,068
HFC Home Equity Loan Asset Backed Certificates
   (E)
   Series 2006-2 Class A1
   5.520% due 03/20/36                                  3,413           3,414
Home Equity Asset Trust
   Series 2003-5 Class M1 (E)
   6.020% due 12/25/33                                    620             623
   Series 2005-2 Class 2A2
   5.520% due 07/25/35                                    398             398
JP Morgan Mortgage Acquisition Corp. (E)
   Series 2005-FLD Class A1
   5.450% due 07/25/35                                    593             594
   Series 2006-WMC Class A2
   5.380% due 08/25/36                                    548             548
Lehman XS Trust
   Series 2005-1 Class 2A1
   4.660% due 07/25/35                                  1,221           1,206
   Series 2005-1 Class 2A2 (E)
   4.660% due 07/25/35                                    394             394
Long Beach Mortgage Loan Trust (E)
   Series 2004-4 Class 1A1
   5.610% due 10/25/34                                    263             263
   Series 2006-1 Class 2A1
   5.410% due 02/25/36                                    439             439
Mastr Asset Backed Securities Trust
   Series 2003-WMC Class M2
   6.970% due 08/25/33                                    133             133
   Series 2005-NC1 Class A1 (E)
   5.610% due 12/25/34                                  4,778           4,780
MBNA Credit Card Master Note Trust
   Series 2002-A4 Class A4
   5.440% due 08/17/09                                  3,155           3,157
Merrill Auto Trust Securitization (E)
   Series 2005-1 Class A2B
   5.334% due 04/25/08                                    359             359
Morgan Stanley ABS Capital I
   Series 2003-NC8 Class M3
   7.420% due 09/25/33                                    192             193
   Series 2004-NC5 Class A2 (E)
   5.620% due 05/25/34                                    961             962
   Series 2006-NC5 Class A2A (E)
   5.360% due 10/25/36                                  1,000           1,000
Morgan Stanley Mortgage Loan Trust
   Series 2006-12X Class A6A
   5.726% due 10/25/36                                    580             581
MSDWCC Heloc Trust (E)
   Series 2005-1 Class A
   5.520% due 07/25/17                                    134             134

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Navistar Financial Corp. Owner Trust (E)
   Series 2003-B Class A3
   5.520% due 04/15/08                                    169             169
New Century Home Equity Loan Trust
   Series 2004-4 Class M2
   5.850% due 02/25/35                                    515             518
Newcastle Mortgage Securities Trust (E)
   Series 2006-1 Class A1
   5.400% due 03/25/36                                  1,271           1,271
Nissan Master Owner Trust Receivables (E)
   Series 2005-A Class A
   5.350% due 07/15/10                                  2,065           2,065
Option One Mortgage Loan Trust (E)
   Series 2002-2 Class A
   5.870% due 06/25/32                                    137             137
   Series 2003-2 Class M2
   7.020% due 04/25/33                                    154             155
   Series 2003-3 Class M3
   7.320% due 06/25/33                                    114             116
   Series 2003-4 Class M2
   6.970% due 07/25/33                                    286             288
Option One Mortgage Securities Corp. NIMs Trust
   Series 2006-1A
   5.430% due 12/25/10                                  1,999           1,999
Origen Manufactured Housing
   Series 2005-B Class A4
   5.910% due 01/15/37                                    400             399
Ownit Mortgage Loan Asset Backed Certificates
   (E)
   Series 2006-6 Class A2C
   5.484% due 09/25/37                                  3,380           3,380
Park Place Securities, Inc.
   Series 2004-MCW Class A1 (E)
   5.642% due 10/25/34                                  3,606           3,599
   Series 2004-WWF Class A1D
   5.780% due 02/25/35                                  1,009           1,012
   Series 2005-WCW Class M1
   5.770% due 09/25/35                                    510             513
Popular ABS Mortgage Pass-Through Trust
   Series 2005-1 Class AF2
   3.914% due 05/25/35                                    145             145
   Series 2005-6 Class A3
   5.680% due 01/25/36                                    565             565
Ramp NIMs Trust (p)
   Series 2005-NM2
   5.193% due 04/25/35                                    106             105

 124  Diversified Bond Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Renaissance Home Equity Loan Trust
   Series 2005-1 Class M1
   5.357% due 05/25/35                                    315             310
   Series 2005-2 Class AF4
   4.934% due 08/25/35                                    340             334
   Series 2005-3 Class AF1 (E)
   5.480% due 11/25/35                                    515             515
   Series 2005-4 Class N
   7.142% due 02/25/36                                    336             334
   Series 2006-1 Class AF6
   5.746% due 05/25/36                                    425             430
Residential Asset Mortgage Products, Inc.
   Series 2003-RS1 Class AI6A
   5.980% due 12/25/33                                    480             486
   Series 2003-RS2 Class AII (E)
   5.670% due 03/25/33                                    113             113
   Series 2003-RS3 Class AII (E)
   5.690% due 04/25/33                                     79              79
Residential Asset Securities Corp.
   Series 2001-KS1 Class AII (E)
   5.800% due 03/25/32                                     76              76
   Series 2001-KS3 Class AII (E)
   5.780% due 09/25/31                                     97              97
   Series 2002-KS3 Class A1B (E)
   5.830% due 05/25/32                                    118             118
   Series 2003-KS1 Class M2 (E)
   7.070% due 01/25/33                                    125             125
   Series 2003-KS2 Class MI1
   4.800% due 04/25/33                                  1,055           1,034
   Series 2006-KS6 Class A1 (E)
   5.364% due 08/25/36                                    656             656
   Series 2006-KS9 Class A11 (E)
   5.390% due 11/25/36                                  1,200           1,200
Residential Funding Mortgage Securities II, Inc.
   (E)
   Series 2005-HS1 Class AI1
   5.450% due 09/25/35                                  1,234           1,231
Saxon Asset Securities Trust (E)
   Series 2004-1 Class A
   5.600% due 03/25/35                                    128             128
   Series 2006-3 Class A1
   5.382% due 11/25/36                                    590             590
SBI Heloc Trust (E)(A)
   Series 2006-1A Class 1A2A
   5.494% due 08/25/36                                    700             700
Securitized Asset Backed Receivables LLC Trust
   (E)
   Series 2005-FR4 Class A3
   5.530% due 01/25/36                                    527             527
SLM Student Loan Trust (E)
   Series 2006-3 Class A2
   5.485% due 01/25/16                                  1,079           1,079

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-5 Class A2
   5.367% due 07/25/17                                  2,700           2,700
Small Business Administration
   Series 2000-P10 Class 1
   7.449% due 08/01/10                                     36              38
Soundview Home Equity Loan Trust
   Series 2006-EQ1 Class A1 (E)
   5.380% due 10/25/36                                    781             781
   Series 2006-WF1 Class A2
   5.645% due 10/25/36                                  1,215           1,215
Soundview NIMs Trust
   Series 2005-DO1 Class N1
   4.703% due 06/25/35                                     16              16
Specialty Underwriting & Residential Finance
   Series 2003-BC1 Class A (E)
   5.670% due 01/25/34                                     11              11
   Series 2006-AB1 Class A2
   5.470% due 12/25/36                                  1,225           1,226
Structured Asset Investment Loan Trust
   Series 2004-7 Class A1 (E)
   5.585% due 08/25/34                                    425             427
   Series 2005-3 Class M2
   5.760% due 04/25/35                                    290             291
Structured Asset Securities Corp.
   Series 2002-AL1 Class A3
   3.450% due 02/25/32                                    319             299
   Series 2002-HF1 Class A (E)
   5.620% due 01/25/33                                     13              13
   Series 2004-19X Class A2
   4.370% due 10/25/34                                    900             890
   Series 2005-WF1 Class A2 (E)
   5.530% due 02/25/35                                  3,150           3,153
   Series 2005-WF3 Class A1 (E)
   5.420% due 07/25/35                                    390             390
   Series 2006-BC3 Class A2 (E)
   5.370% due 10/25/36                                  1,300           1,300
Tenaska Alabama II Partners, LP (p)
   Series 2003
   6.125% due 03/30/23                                    252             256
Textron Financial Floorplan Master Note Trust
   (E)(p)
   Series 2005-1A Class A
   5.440% due 05/13/10                                  2,405           2,409

                                                      Diversified Bond Fund  125

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Volkswagen Credit Auto Master Trust (E)
   Series 2005-1 Class A
   5.350% due 07/20/10                                  1,870           1,870
Wachovia Asset Securitization, Inc. (E)
   Series 2003-HE3 Class A
   5.580% due 11/25/33                                    209             210
Wachovia Mortgage Loan Trust LLC (E)
   Series 2005-WMC Class A1
   5.440% due 10/25/35                                    231             231
Waverly Community School
   Series 2006-1 Class A1
   5.420% due 05/25/36                                  1,559           1,559
Wells Fargo Home Equity Trust (E)(A)
   Series 2005-4 Class AI1
   5.450% due 12/25/35                                  1,328           1,328
                                                                 ------------
                                                                      174,448
                                                                 ------------

Corporate Bonds and Notes - 15.5%
Abbott Laboratories
   5.600% due 05/15/11                                    545             555
   5.875% due 05/15/16                                  6,275           6,523
Alamosa Delaware, Inc.
   8.500% due 01/31/12                                    245             261
Allstate Life Global Funding Trusts
   3.850% due 01/25/08                                  1,865           1,832
Altria Group, Inc.
   7.000% due 11/04/13                                  1,220           1,337
American Electric Power Co., Inc.
   Series C
   5.375% due 03/15/10                                     85              85
American Express Bank (E)
   Series BKNT
   5.330% due 10/16/08                                  1,200           1,200
American General Finance Corp. (E)
   Series MTNI
   5.498% due 06/27/08                                  1,600           1,603
American International Group, Inc.
   5.370% due 06/16/09 (E)(p)                             700             700
   4.700% due 10/01/10                                    635             626
   5.375% due 10/18/11                                    670             676
   5.050% due 10/01/15 (N)                                645             630
American RE Corp.
   Series B
   7.450% due 12/15/26                                    595             675
Ameriprise Financial, Inc.
   5.650% due 11/15/15                                  1,135           1,149
Anadarko Petroleum Corp.
   5.790% due 09/15/09 (E)                                680             681
   5.950% due 09/15/16                                  1,535           1,559
   6.450% due 09/15/36                                    720             746

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.
   4.950% due 01/15/14                                    545             532
ASIF Global Financing (p)
   4.900% due 01/17/13                                     70              69
AT&T, Inc.
   5.612% due 11/14/08 (E)                                500             501
   5.100% due 09/15/14                                    465             453
BAE Systems Holdings, Inc. (p)
   6.400% due 12/15/11                                  1,670           1,733
Bank of America Corp.
   5.875% due 02/15/09                                    120             122
   5.400% due 06/19/09 (E)                              3,600           3,601
   7.800% due 02/15/10                                    120             129
   4.375% due 12/01/10                                  2,035           1,981
   5.375% due 08/15/11                                    980             990
   5.750% due 08/15/16                                  3,385           3,450
Bank of America NA
   6.000% due 10/15/36                                  3,550           3,661
Bank of New York Co., Inc.
   5.125% due 11/01/11                                    795             795
Banque Paribas
   6.875% due 03/01/09                                    440             457
Bear Stearns Cos., Inc. (The)
   5.489% due 08/21/09 (E)                              1,200           1,201
   Series MTNB (E)
   5.457% due 03/30/09                                    900             901
BellSouth Corp.
   5.580% due 08/15/08 (E)                              1,300           1,300
   4.750% due 11/15/12 (N)                                 30              29
   6.550% due 06/15/34                                  1,530           1,582
Boeing Capital Corp. (N)
   6.100% due 03/01/11                                    165             171
Boston Scientific Corp.
   6.400% due 06/15/16                                    905             919
Burlington Northern Santa Fe Corp.
   6.875% due 12/01/27                                     55              61
Campbell Soup Co.
   5.875% due 10/01/08                                    160             162
Carolina Power & Light Co.
   6.500% due 07/15/12                                     15              16
   5.150% due 04/01/15                                  1,115           1,096
Caterpillar, Inc.
   6.050% due 08/15/36                                  2,035           2,133
CenterPoint Energy Houston Electric LLC
   Series J2
   5.700% due 03/15/13                                    210             212

 126  Diversified Bond Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
CenterPoint Energy Resources Corp.
   Series B
   7.875% due 04/01/13                                    675             754
Cingular Wireless Services, Inc.
   7.875% due 03/01/11                                  1,480           1,623
   8.750% due 03/01/31                                  2,740           3,590
Cisco Systems, Inc.
   5.500% due 02/22/16                                  4,380           4,430
CIT Group Holdings, Inc. (E)
   5.635% due 01/30/09                                    800             802
CIT Group, Inc.
   5.540% due 12/19/08 (E)                                900             902
   5.500% due 06/08/09 (E)                                100             100
   5.546% due 08/17/09 (E)                              1,400           1,401
   6.875% due 11/01/09                                    100             104
   4.125% due 11/03/09                                     50              49
   5.780% due 07/28/11 (E)                                900             901
Citicorp
   7.250% due 10/15/11                                    370             401
Citigroup Global Markets Holdings, Inc. (E)
   Series MTNM
   5.430% due 03/07/08                                  1,300           1,301
Citigroup, Inc.
   3.500% due 02/01/08                                  1,900           1,860
   5.525% due 01/30/09 (E)                                500             500
   4.125% due 02/22/10                                  1,070           1,040
   6.500% due 01/18/11                                    695             730
   5.100% due 09/29/11                                    970             968
   5.000% due 09/15/14                                  7,810           7,628
   6.125% due 08/25/36                                    400             415
Clear Channel Communications, Inc.
   4.250% due 05/15/09                                    150             145
   6.250% due 03/15/11                                     30              29
   5.500% due 09/15/14                                    400             339
Clorox Co.
   4.200% due 01/15/10                                    250             243
Columbus Southern Power Co.
   Series C
   5.500% due 03/01/13                                    100             100
Comcast Cable Communications, Inc.
   6.875% due 06/15/09                                    665             691
Comcast Corp.
   5.800% due 07/14/09 (E)                              1,000           1,002
   6.500% due 01/15/15 (N)                              1,185           1,240
   5.900% due 03/15/16                                    120             121
   6.500% due 01/15/17                                    600             629
   6.500% due 11/15/35                                  1,330           1,358
   6.450% due 03/15/37                                    255             258
ConocoPhillips Holding Co.
   6.950% due 04/15/29                                  1,780           2,055
Consolidated Edison Co. of New York (N)
   5.375% due 12/15/15                                    960             958

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Consolidated Natural Gas Co.
   6.850% due 04/15/11                                    510             537
Constellation Energy Group, Inc.
   6.125% due 09/01/09                                    785             802
COX Communications, Inc.
   3.875% due 10/01/08                                    300             291
   6.750% due 03/15/11                                  3,945           4,126
Credit Suisse First Boston USA, Inc.
   3.875% due 01/15/09                                    820             799
   4.875% due 08/15/10                                    155             153
   6.500% due 01/15/12                                     55              58
   5.500% due 08/15/13 (N)                                115             117
Credit Suisse USA, Inc.
   5.250% due 03/02/11                                    405             406
CRH America, Inc.
   6.000% due 09/30/16                                  1,915           1,929
CVS Corp.
   5.750% due 08/15/11                                    350             355
   6.125% due 08/15/16                                    940             969
DaimlerChrysler NA Holding Corp.
   4.750% due 01/15/08                                    300             297
   4.050% due 06/04/08                                    285             279
   5.875% due 03/15/11                                    300             302
   8.500% due 01/18/31 (N)                              1,335           1,604
DaimlerChrysler North America Holding Corp. (E)
   5.918% due 08/03/09                                    800             800
Detroit Edison Co.
   6.125% due 10/01/10                                    325             335
   6.350% due 10/15/32                                     95             100
Devon Energy Corp.
   7.950% due 04/15/32                                  1,210           1,508
Dominion Resources, Inc.
   4.750% due 12/15/10                                    110             107
   5.700% due 09/17/12                                    695             704
   Series B
   6.250% due 06/30/12                                     80              83
   Series C
   5.150% due 07/15/15                                  1,245           1,208
DPL, Inc.
   6.875% due 09/01/11                                    600             633
DR Horton, Inc.
   6.500% due 04/15/16                                    900             897
Dresdner Funding Trust I (p)
   8.151% due 06/30/31                                    565             683
DTE Energy Co.
   7.050% due 06/01/11                                  1,835           1,948

                                                      Diversified Bond Fund  127

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Duke Energy Corp.
   6.250% due 01/15/12                                    170             177
   5.625% due 11/30/12                                    290             295
Duke Energy Field Services LLC
   6.875% due 02/01/11                                     40              42
Duke Realty, LP
   5.950% due 02/15/17                                  1,045           1,061
Eastman Kodak Co. (N)
   7.250% due 11/15/13                                     40              40
Electronic Data Systems Corp.
   7.125% due 10/15/09                                    600             627
Eli Lilly & Co. (N)
   6.770% due 01/01/36                                    715             834
Embarq Corp.
   7.082% due 06/01/16                                  1,435           1,468
Erac USA Finance Co.
   5.900% due 11/15/15                                  1,570           1,588
Exelon Corp.
   4.900% due 06/15/15                                  1,395           1,319
   5.625% due 06/15/35                                    720             684
FedEx Corp.
   5.500% due 08/15/09                                  1,870           1,882
   7.600% due 07/01/97                                    180             213
Financing Corp.
   Principal Only STRIP
   Series 10P
   Zero coupon due 11/30/17                             1,165             673
   Series 15P
   Zero coupon due 03/07/19                               165              89
   Series 2P
   Zero coupon due 11/30/17                               140              81
   Series 6P
   Zero coupon due 08/03/18                               715             397
FirstEnergy Corp.
   Series B
   6.450% due 11/15/11                                  4,015           4,201
   Series C (N)
   7.375% due 11/15/31                                  2,480           2,901
Ford Motor Co. (N)
   7.450% due 07/16/31                                    360             282
Ford Motor Credit Co.
   4.950% due 01/15/08                                    410             400
   7.375% due 10/28/09                                  3,210           3,125
Freddie Mac (N)
   5.250% due 05/21/09                                  2,735           2,761
General Electric Capital Corp.
   5.410% due 01/05/09 (E)                                800             800
   3.250% due 06/15/09                                  1,400           1,339
   5.570% due 01/20/10 (E)                                800             801
   5.500% due 04/28/11                                    550             559
   4.250% due 06/15/12                                  1,125           1,076
   4.875% due 03/04/15                                    950             927
   Series MTNA (E)
   5.410% due 10/26/09                                  2,200           2,199

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series MTNA
   4.250% due 01/15/08                                    280             277
   4.125% due 09/01/09                                    400             390
   6.000% due 06/15/12                                    915             952
   5.450% due 01/15/13 (N)                              3,295           3,344
General Electric Co.
   5.000% due 02/01/13                                    375             372
General Motors Corp.
   8.375% due 07/15/33 (N)                                120             107
Glencore Funding LLC (p)
   6.000% due 04/15/14                                    540             525
GMAC LLC
   5.625% due 05/15/09                                  1,765           1,731
   7.750% due 01/19/10                                    300             311
Goldman Sachs Group, Inc.
   5.478% due 06/23/09 (E)                              1,700           1,701
   5.000% due 01/15/11                                    200             198
   6.875% due 01/15/11                                  1,620           1,718
   4.750% due 07/15/13                                  1,380           1,332
   5.350% due 01/15/16                                  1,567           1,548
Goldman Sachs Group, LP
   4.500% due 06/15/10                                  1,360           1,331
Hartford Financial Services Group, Inc.
   5.550% due 08/16/08                                  1,070           1,076
   5.250% due 10/15/11                                    915             916
Hess Corp.
   7.300% due 08/15/31                                  1,115           1,264
Historic TW, Inc.
   8.050% due 01/15/16                                    485             547
   6.625% due 05/15/29                                     95              97
HJ Heinz Co.
   6.428% due 12/01/08                                    100             102
HJ Heinz Finance Co.
   6.000% due 03/15/12                                     40              41
Home Depot, Inc.
   5.400% due 03/01/16                                  1,435           1,433
HSBC Bank USA NA (E)
   Series BKNT
   5.530% due 06/10/09                                    500             502
HSBC Finance Corp.
   4.625% due 01/15/08                                  1,060           1,053
   5.520% due 09/15/08 (E)                                900             902

 128  Diversified Bond Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   4.750% due 05/15/09                                  6,155           6,110
   4.125% due 11/16/09                                  3,510           3,405
   6.750% due 05/15/11                                  2,100           2,230
   7.000% due 05/15/12                                  2,435           2,636
   6.375% due 11/27/12                                    710             749
   5.000% due 06/30/15                                    400             388
HSBC Financial Capital Trust IX
   5.911% due 11/30/35                                    700             704
ILFC E-Capital Trust II (A)
   6.250% due 12/21/65                                     50              51
International Business Machines Corp.
   7.125% due 12/01/96                                    620             727
International Lease Finance Corp.
   3.500% due 04/01/09                                    745             716
   4.750% due 07/01/09                                  1,820           1,803
   5.750% due 06/15/11                                    130             133
   5.625% due 09/20/13                                  2,730           2,751
International Paper Co.
   6.750% due 09/01/11                                    310             330
   5.500% due 01/15/14                                    390             386
International Steel Group, Inc.
   6.500% due 04/15/14                                    435             435
ITT Corp.
   7.400% due 11/15/25                                    240             283
John Deere Capital Corp.
   5.424% due 07/15/08 (E)                                800             800
   4.875% due 03/16/09                                  1,895           1,884
JP Morgan Chase Capital XV
   5.875% due 03/15/35                                  3,095           3,014
JP Morgan Chase Capital XX
   Series T
   6.550% due 09/29/36                                    100             104
JPMorgan Chase & Co.
   5.600% due 06/01/11                                    255             260
   5.125% due 09/15/14                                    735             722
   5.150% due 10/01/15 (N)                              1,145           1,120
Kellogg Co.
   Series B
   6.600% due 04/01/11                                  1,430           1,508
Kinder Morgan Energy Partners, LP
   7.125% due 03/15/12                                    255             271
   5.000% due 12/15/13 (N)                                175             167
Kinder Morgan Finance
   Series WI
   5.350% due 01/05/11                                  1,405           1,372
Kraft Foods, Inc.
   4.000% due 10/01/08                                  1,575           1,539
   5.625% due 11/01/11                                  2,035           2,062
Kroger Co. (The)
   6.750% due 04/15/12                                     50              53
   7.500% due 04/01/31 (N)                                 70              78
Lehman Brothers Holdings, Inc.
   4.000% due 01/22/08                                    870             858
   5.374% due 11/24/08 (E)                              1,400           1,400

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   5.460% due 04/03/09 (E)                                700             701
   5.493% due 08/21/09 (E)                                900             900
   5.000% due 01/14/11                                    660             655
   5.594% due 07/18/11 (E)(N)                             600             601
   5.500% due 04/04/16                                    415             415
Manufacturers & Traders Trust Co.
   5.585% due 12/28/20                                    163             163
Marshall & Ilsley Corp.
   5.350% due 04/01/11                                  1,795           1,805
Merrill Lynch & Co., Inc.
   5.685% due 07/25/11 (E)                              1,100           1,101
   6.220% due 09/15/26                                  3,965           4,094
   Series MTn (E)
   5.492% due 08/14/09                                    700             700
   Series MTNB
   3.125% due 07/15/08                                  1,490           1,439
   Series MTNC
   4.250% due 02/08/10                                  1,860           1,809
Metlife, Inc.
   5.700% due 06/15/35                                  1,080           1,066
Midamerican Energy Holdings Co.
   Series WI
   6.125% due 04/01/36                                  5,690           5,851
Miller Brewing Co. (p)
   5.500% due 08/15/13                                    385             381
Monumental Global Funding II (p)
   4.625% due 03/15/10                                    190             187
Morgan Stanley
   3.625% due 04/01/08                                    195             190
   3.875% due 01/15/09                                  1,050           1,023
   5.751% due 01/22/09 (E)                                400             400
   5.625% due 01/09/12                                    690             701
   4.750% due 04/01/14                                    280             268
   5.375% due 10/15/15                                    360             357
   Series MTNF (E)
   5.499% due 01/18/08                                  1,400           1,402
Motorola, Inc.
   5.220% due 10/01/97                                  1,100             895
Natexis Ambs Co. LLC (f)(p)
   8.440% due 12/29/49                                    270             283
National Rural Utilities Cooperative Finance
   Corp.
   5.750% due 08/28/09                                  2,555           2,595
News America Holdings, Inc.
   7.750% due 12/01/45                                    130             146
   7.900% due 12/01/95                                    230             255
   8.250% due 10/17/96                                     75              86

                                                      Diversified Bond Fund  129

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
News America, Inc.
   6.200% due 12/15/34                                    265             259
   Series WI
   6.400% due 12/15/35                                  3,150           3,159
Nisource Finance Corp.
   7.875% due 11/15/10                                    410             443
Norfolk Southern Corp.
   6.200% due 04/15/09                                    845             863
   7.050% due 05/01/37                                    310             364
   7.900% due 05/15/97                                  1,090           1,366
   6.000% due 03/15/2105                                  565             545
Northern States Power Co.
   Series B
   8.000% due 08/28/12                                  1,615           1,831
Northern Trust Corp.
   5.300% due 08/29/11                                  1,170           1,180
Occidental Petroleum Corp.
   9.250% due 08/01/19                                    185             246
Ohio Power Co.
   Series F
   5.500% due 02/15/13                                     35              35
ONEOK Partners, LP
   6.650% due 10/01/36                                  1,750           1,801
Owens Corning, Inc. (A)
   6.500% due 12/01/16                                  1,080           1,098
Pacific Gas & Electric Co.
   3.600% due 03/01/09                                    195             188
   4.200% due 03/01/11                                  1,005             965
   6.050% due 03/01/34                                    650             664
Pemex Project Funding Master Trust
   7.375% due 12/15/14 (N)                              1,600           1,756
   Series 144a
   5.750% due 12/15/15                                    300             296
   6.625% due 06/15/35 (A)                                390             393
Progress Energy, Inc.
   5.850% due 10/30/08                                    850             865
   7.100% due 03/01/11                                    485             519
   7.750% due 03/01/31                                    170             207
   7.000% due 10/30/31                                    110             124
ProLogis
   5.625% due 11/15/15                                  2,010           2,012
Rabobank Capital Funding II (f)(A)
   5.260% due 12/31/49                                     30              29
Rabobank Capital Funding Trust (f)(A)
   5.254% due 12/29/49                                     60              58
RBS Capital Trust III (f)
   5.512% due 09/29/49                                    765             753
Regions Financial Corp.
   4.500% due 08/08/08                                  1,625           1,606
Residential Capital Corp.
   6.125% due 11/21/08                                    350             352
   6.000% due 02/22/11                                  1,345           1,349
Safeway, Inc. (N)
   7.250% due 02/01/31                                     60              66

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
SBC Communications, Inc.
   4.125% due 09/15/09                                  2,325           2,257
   5.300% due 11/15/10                                  3,670           3,675
   6.150% due 09/15/34                                    300             300
Sigma Finance, Inc. (E)(A)
   8.500% due 08/11/16                                    970             970
Simon Property Group, LP
   4.600% due 06/15/10                                  1,350           1,322
   4.875% due 08/15/10                                  1,450           1,428
   5.750% due 12/01/15                                  3,685           3,751
   6.100% due 05/01/16                                  1,415           1,474
SLM Corp.
   5.400% due 10/25/11                                  1,545           1,552
   Series MTNA
   4.000% due 01/15/09                                  1,675           1,633
   5.625% due 07/27/09 (E)                                600             601
Southern California Edison Co.
   5.566% due 02/02/09                                    600             601
Southern Copper Corp.
   7.500% due 07/27/35                                    755             807
Sovereign Bank
   5.125% due 03/15/13                                    445             437
Sprint Capital Corp.
   7.625% due 01/30/11                                  3,545           3,821
   8.375% due 03/15/12                                    120             135
   6.875% due 11/15/28                                    425             435
   8.750% due 03/15/32                                  1,910           2,360
State Street Bank & Trust Co.
   Series BKNT
   5.300% due 01/15/16                                    250             249
Suntrust Bank (N)
   5.000% due 09/01/15                                  2,595           2,521
Tele-Communications-TCI Group
   9.800% due 02/01/12                                    330             390
   7.875% due 08/01/13                                  1,305           1,460
Time Warner Entertainment Co., LP
   Series *
   8.375% due 07/15/33                                  1,780           2,169
Time Warner, Inc.
   6.875% due 05/01/12                                    610             648
   7.700% due 05/01/32                                    535             609
TXU Corp.
   Series P
   5.550% due 11/15/14                                    150             143
   Series R (N)
   6.550% due 11/15/34                                    610             582

 130  Diversified Bond Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
TXU Electric Delivery Co.
   6.375% due 05/01/12                                     25              26
   6.375% due 01/15/15                                     30              31
TXU Energy Co. LLC
   7.000% due 03/15/13                                    545             574
Tyson Foods, Inc.
   6.600% due 04/01/16                                    155             159
Unilever Capital Corp.
   5.900% due 11/15/32                                    325             331
Union Pacific Corp.
   3.625% due 06/01/10                                    625             592
United Technologies Corp.
   5.400% due 05/01/35                                     80              79
UnitedHealth Group, Inc.
   5.250% due 03/15/11                                    305             304
US Bancorp
   5.300% due 04/28/09                                  1,980           1,989
US Bank NA
   5.700% due 12/15/08                                     70              71
USB Capital IX
   6.189% due 04/15/42                                    100             102
Verizon Communications, Inc.
   5.350% due 02/15/11                                  1,120           1,126
   5.550% due 02/15/16                                    320             319
Verizon Global Funding Corp.
   7.375% due 09/01/12                                    130             143
   5.850% due 09/15/35                                    530             509
Verizon Maryland, Inc.
   Series A
   6.125% due 03/01/12                                    795             817
Verizon Virginia, Inc.
   Series A
   4.625% due 03/15/13                                  1,165           1,092
Viacom, Inc.
   5.750% due 04/30/11                                    440             441
Wachovia Bank NA
   Series BKNT
   5.358% due 06/27/08 (E)                                800             800
   5.800% due 12/01/08                                    340             345
   Series DPNT (E)
   5.440% due 03/23/09                                  1,500           1,500
Wachovia Capital Trust III
   5.800% due 03/15/42                                    350             353
Wachovia Corp.
   5.506% due 10/15/11 (E)                              1,800           1,799
   5.700% due 08/01/13                                  3,195           3,273
   5.250% due 08/01/14                                  1,155           1,145
Waste Management, Inc.
   6.375% due 11/15/12                                    835             873
WellPoint, Inc.
   5.850% due 01/15/36                                    160             157

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Wells Fargo & Co.
   5.490% due 09/15/09 (E)                              2,900           2,905
   5.300% due 08/26/11                                  1,680           1,692
   4.950% due 10/16/13                                    240             235
Wells Fargo Bank NA
   5.750% due 05/16/16                                    425             437
Weyerhaeuser Co.
   6.750% due 03/15/12                                  2,435           2,550
Wyeth
   6.950% due 03/15/11                                  2,850           3,037
   5.500% due 03/15/13                                    130             131
   5.500% due 02/01/14                                     85              85
XTO Energy, Inc.
   7.500% due 04/15/12                                    210             230
Zurich Capital Trust I (p)
   8.376% due 06/01/37                                  1,250           1,313
                                                                 ------------
                                                                      331,208
                                                                 ------------

International Debt - 3.5%
Abbey National PLC (E)(f)
   6.700% due 06/29/49                                    550             561
Aiful Corp. (A)
   5.000% due 08/10/10                                    300             292
Anadarko Finance Co.
   Series B
   7.500% due 05/01/31                                    770             892
ANZ National International, Ltd. (E)(p)
   5.539% due 08/07/09                                  2,800           2,797
Apache Finance Canada Corp.
   4.375% due 05/15/15                                    545             506
Arch Capital Group, Ltd.
   7.350% due 05/01/34                                    240             267
AXA SA
   8.600% due 12/15/30                                  1,655           2,174
British Telecommunications PLC (E)(f)
   8.875% due 12/15/30                                    215             291
China Development Bank
   5.000% due 10/15/15                                    100              98
CIT Group Funding Co. of Canada
   5.600% due 11/02/11                                    310             313
Conoco Funding Co.
   6.350% due 10/15/11                                  1,330           1,400
Crest, Ltd. (p)
   Series 2003-2A Class C2
   5.709% due 12/28/38                                  2,130           2,104
Deutsche Telekom International Finance BV
   8.000% due 06/15/10                                    710             775
   5.750% due 03/23/16                                    300             296
   8.250% due 06/15/30                                    255             317

                                                      Diversified Bond Fund  131

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Egypt Government AID Bonds
   4.450% due 09/15/15                                    915             886
Eksportfinans ASA
   5.500% due 05/25/16                                    610             630
Export-Import Bank of China (p)
   4.875% due 07/21/15                                    640             620
Export-Import Bank of Korea
   4.125% due 02/10/09 (p)                                290             283
   5.125% due 02/14/11                                    235             234
Falconbridge, Ltd.
   6.000% due 10/15/15                                    565             568
Glitnir Banki HF (A)
   6.693% due 06/15/16                                    570             588
HBOS PLC (f)(p)
   5.920% due 09/29/49                                    100              98
HBOS Treasury Services PLC (E)(p)
   Series Mtn
   5.414% due 07/17/09                                  1,300           1,300
HSBC Holdings PLC
   6.500% due 05/02/36                                    200             217
Ispat Inland ULC
   9.750% due 04/01/14                                    835             935
Kaupthing Bank Hf (B)
   6.062% due 04/12/11                                  1,020           1,020
Kaupthing Bank Hf (A)
   5.750% due 10/04/11                                    110             110
   7.125% due 05/19/16                                  1,730           1,843
Klio Funding, Ltd.
   Series 2004-1A Class A1
   6.030% due 04/23/39                                  2,180           2,196
Korea Development Bank (N)
   4.250% due 11/13/07                                    725             717
Korea Electric Power Corp. (p)
   5.125% due 04/23/34                                    145             143
Mexico Government International Bond
   5.625% due 01/15/17                                     26              26
   8.300% due 08/15/31                                    855           1,087
   Series MTNA
   7.500% due 04/08/33                                  1,641           1,925
Mizuho Financial Group Cayman, Ltd. (p)
   5.790% due 04/15/14                                    445             451
MUFG Capital Finance 1, Ltd. (f)
   6.346% due 07/25/49                                    270             273
Newcastle CDO, Ltd. (p)
   Series 2004-4A Class 3FX
   5.110% due 03/24/39                                  1,090           1,036
Petrobras International Finance Co.
   6.125% due 10/06/16                                    550             550
Petroleum Export, Ltd. (p)
   Series 2005
   5.265% due 06/15/11                                     93              91

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Province of Quebec Canada
   5.000% due 07/17/09 (N)                                 40              40
   Series PJ
   6.125% due 01/22/11                                  1,430           1,487
Ras Laffan Liquefied Natural Gas Co., Ltd. II
   (p)
   Series 2005
   5.298% due 09/30/20                                    600             579
Ras Laffan Liquefied Natural Gas Co., Ltd. III
   (p)
   5.838% due 09/30/27                                    300             291
Resona Bank, Ltd. (f)(p)
   5.850% due 09/29/49                                    575             563
Resona Preferred Global Securities Cayman, Ltd.
   (f)(A)
   7.191% due 12/29/49                                    375             393
Royal Bank of Scotland PLC
   5.570% due 07/21/08                                    800             800
   5.770% due 07/06/12 (E)                              3,300           3,305
Royal KPN NV
   8.000% due 10/01/10                                    730             792
Russia Government International Bond
   5.000% due 03/31/30 (p)                                775             868
   Series REGS
   5.000% due 03/31/30                                  1,690           1,893
Santander Financial Issuances
   6.375% due 02/15/11                                    120             125
Sanwa Finance Aruba AEC
   8.350% due 07/15/09                                    510             548
Shinsei Finance Cayman, Ltd. (A)
   6.418% due 01/29/49                                    660             664
Siemens Financieringsmaatschappij NV (p)
   5.466% due 08/14/09 (E)                              1,500           1,499
   5.750% due 10/17/16                                  1,445           1,475
   6.125% due 08/17/26                                  5,265           5,477
Sumitomo Mitsui Banking Corp.
   5.625% due 07/29/49                                    200             196
Systems 2001 AT LLC (p)
   7.156% due 12/15/11                                    181             187
Telecom Italia Capital SA
   6.108% due 07/18/11 (E)                              1,100           1,097
   5.250% due 10/01/15                                  3,500           3,273
Telefonica Emisiones SAU (E)
   5.629% due 06/19/09                                  1,000           1,001
Telefonica Europe BV
   7.750% due 09/15/10                                  2,615           2,830

 132  Diversified Bond Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Telefonos de Mexico SA de CV
   4.500% due 11/19/08                                    495             486
TELUS Corp.
   8.000% due 06/01/11                                  1,180           1,301
TNK-BP Finance SA (A)
   Series 144a
   7.500% due 07/18/16                                    430             450
Transocean, Inc. (E)
   5.591% due 09/05/08                                    800             800
Tyco International Group SA
   6.750% due 02/15/11                                    885             936
   6.375% due 10/15/11                                    445             467
   6.000% due 11/15/13                                    905             940
   7.000% due 06/15/28                                     40              45
   6.875% due 01/15/29                                    120             135
UFJ Finance Aruba AEC
   6.750% due 07/15/13                                     60              64
Unicredit Luxembourg Finance SA (E)(A)
   5.426% due 10/24/08                                  4,100           4,099
Vale Overseas, Ltd.
   6.250% due 01/11/16                                    265             267
Vodafone Group PLC
   7.750% due 02/15/10                                    525             563
VTB Capital SA (E)(A)
   5.970% due 08/01/08                                    800             800
WEA Finance LLC/WCI Finance LLC (A)
   5.700% due 10/01/16                                  2,575           2,579
                                                                 ------------
                                                                       74,225
                                                                 ------------

Loan Agreements - 0.3%
Starbound Reinsurance, Ltd., Term Loan B
   6.738% due 03/31/08                                  6,000           6,000
                                                                 ------------

Mortgage-Backed Securities - 51.2%
Adjustable Rate Mortgage Trust (E)
   Series 2005-3 Class 8A2
   5.560% due 07/25/35                                    793             794
American Home Mortgage Investment Trust (E)
   Series 2004-4 Class 4A
   4.390% due 02/25/45                                    518             505
   Series 2005-2 Class 5A2
   5.470% due 09/25/35                                    955             955
   Series 2005-3 Class 3A2
   5.500% due 09/25/35                                    940             940
   Series 2005-4 Class 1A1
   5.610% due 11/25/45                                  1,921           1,929
Arcap Reit, Inc. (p)
   Series 2004-RR3 Class B
   5.040% due 09/21/45                                    460             446

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.
   Series 2004-3 Class A3
   4.875% due 06/10/39                                  1,050           1,044
   Series 2004-4 Class A3
   4.128% due 07/10/42                                    685             668
   Series 2005-2 Class A4
   4.783% due 07/10/43                                  1,205           1,182
   Series 2005-3 Class A2
   4.501% due 07/10/43                                    610             598
   Series 2005-3 Class A4
   4.668% due 07/10/43                                  1,700           1,630
   Series 2005-5 Class A4
   5.115% due 10/10/45                                  2,225           2,198
   Series 2005-6 Class A1
   5.001% due 09/10/47                                  2,658           2,652
   Series 2005-6 Class A2
   5.165% due 09/10/47                                  1,760           1,762
   Series 2006-1 Class A4
   5.372% due 09/10/45                                    420             423
   Series 2006-3 Class A4
   5.889% due 07/10/44                                  1,420           1,481
Banc of America Funding Corp.
   Series 2005-5 Class 1A11
   5.500% due 09/25/35                                  1,293           1,266
   Series 2005-D Class A1 (E)
   4.114% due 05/25/35                                    565             552
   Series 2006-3 Class 5A8
   5.500% due 03/25/36                                  1,130           1,125
   Series 2006-A Class 3A2
   5.919% due 02/20/36                                  5,818           5,876
   Series 2006-A Class 4A1 (E)
   5.567% due 02/20/36                                  1,603           1,603
   Series 2006-B Class 7A1
   5.899% due 03/20/36                                  1,792           1,797
   Series 2006-G Class 2A1 (E)
   5.550% due 07/20/36                                  1,710           1,707
   Series 2006-G Class 2A2 (E)
   5.410% due 07/20/36                                  1,625           1,623
Banc of America Mortgage Securities
   Series 2003-9 Class 1A12 (E)
   5.770% due 12/25/33                                  1,690           1,697
   Series 2004-1 Class 5A1
   6.500% due 09/25/33                                     40              40
   Series 2004-11 Class 2A1
   5.750% due 01/25/35                                  1,104           1,090
   Series 2005-L Class 3A1 (E)
   5.453% due 01/25/36                                    611             609

                                                      Diversified Bond Fund  133

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-2 Class A15
   6.000% due 07/25/36                                  1,344           1,353
Bank of America Alternative Loan Trust
   Series 2003-10 Class 2A2 (E)
   5.770% due 12/25/33                                    631             635
   Series 2003-2 Class CB2 (E)
   5.820% due 04/25/33                                    288             289
   Series 2006-5 Class CB17
   6.000% due 06/25/36                                  1,002           1,004
Bear Stearns Adjustable Rate Mortgage Trust
   Series 2002-11 Class 1A1
   5.623% due 02/25/33                                     39              39
   Series 2002-11 Class 1A2
   5.328% due 02/25/33                                     57              57
   Series 2003-1 Class 6A1
   5.059% due 04/25/33                                    145             145
   Series 2004-4 Class A4
   3.516% due 06/25/34                                    580             567
Bear Stearns Alt-A Trust
   Series 2005-4 Class 23A1
   5.393% due 05/25/35                                    890             892
   Series 2006-4 Class 32A1
   6.486% due 07/25/36                                  8,029           8,193
Bear Stearns Commercial Mortgage Securities
   Series 2005-PWR Class A1
   4.386% due 02/11/41                                    560             554
Chase Mortgage Finance Corp. (E)
   Series 2005-A1 Class 2A2
   5.250% due 12/25/35                                  2,518           2,496
   Series 2006-A1 Class 1A1
   6.075% due 09/25/36                                  2,452           2,461
   Series 2006-A1 Class 4A1
   6.072% due 09/25/36                                  1,577           1,581
Citigroup Mortgage Loan Trust, Inc.
   Series 2005-11 Class A2A (E)
   4.700% due 12/25/35                                    274             269
   Series 2006-WF1 Class A2F
   5.657% due 03/01/36                                    780             780
Citigroup/Deutsche Bank Commercial Mortgage
   Trust
   Series 2006-CD3 Class A5
   5.617% due 10/15/48                                    750             754
Citimortgage Alternative Loan Trust
   Series 2006-A3 Class 1A5
   6.000% due 07/25/36                                    733             736
Commercial Mortgage Acceptance Corp.
   Series 1998-C2 Class A3
   6.040% due 09/15/30                                  4,770           4,816
Countrywide Alternative Loan Trust
   5.500% due 05/31/35                                    800             800

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-2CB Class 1A4 (E)
   5.720% due 03/25/34                                  1,120           1,123
   Series 2005-56 Class 3A1 (E)
   5.620% due 11/25/35                                  1,119           1,123
   Series 2005-56 Class 4A1 (E)
   5.640% due 11/25/35                                  2,029           2,035
   Series 2005-59 Class 1A1 (E)
   5.656% due 11/20/35                                  2,397           2,404
   Series 2005-J12 Class 2A1 (E)
   5.600% due 11/25/35                                  1,894           1,898
   Series 2005-J13 Class 2A3
   5.500% due 11/25/35                                    393             392
   Series 2005-J8 Class 1A3
   5.500% due 07/25/35                                    964             963
   Series 2006-9T1 Class A7
   6.000% due 05/25/36                                    531             537
   Series 2006-J2 Class A3
   6.000% due 04/25/36                                    803             810
Countrywide Asset-Backed Certificates
   Series 2005-IM2 Class A3
   5.590% due 01/25/36                                  3,475           3,481
Countrywide Home Loan Mortgage Pass Through
   Trust
   Series 2004-16 Class 1A1 (E)
   5.720% due 09/25/34                                    976             980
   Series 2005-3 Class 1A2 (E)
   5.620% due 04/25/35                                    158             159
   Series 2005-3 Class 1A3 (E)
   5.570% due 04/25/35                                    533             533
   Series 2005-R3 Class AF (p)(E)
   5.730% due 09/25/35                                  1,868           1,878
   Series 2006-HYB Class 2A1A
   5.702% due 05/20/36                                  1,188           1,199
Countrywide Securities Corp.
   5.500% due 12/25/46                                    900             900
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 2003-C5 Class A1
   3.093% due 12/15/36                                  1,760           1,713
   Series 2004-C1 Class A3
   4.321% due 01/15/37                                  1,096           1,062
   Series 2005-C4 Class A3
   5.120% due 08/15/38                                  6,620           6,587
   Series 2005-C6 Class A1
   4.938% due 12/15/40                                  1,693           1,685

 134  Diversified Bond Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-C6 Class A4
   5.230% due 12/15/40                                  1,825           1,817
Credit Suisse Morgan Stanley Commercial Mortgage
   Trust
   Series 2006-HC1 Class A1
   5.510% due 05/15/23                                  1,970           1,971
Credit Suisse Mortgage Capital Certificates
   Series 2006-C1 Class A1
   4.367% due 07/15/10                                    550             542
   Series 2006-C1 Class AAB
   5.681% due 02/15/39                                  1,305           1,326
   Series 2006-C2 Class A1
   5.250% due 03/15/39                                  1,176           1,181
   Series 2006-C2 Class A2
   5.659% due 03/15/39                                  1,185           1,216
   Series 2006-C4 Class A1
   4.771% due 09/15/39                                  3,384           3,354
   Series 2006-C4 Class A3
   5.467% due 09/15/39                                  1,710           1,728
   Series 2006-TFL Class A1
   5.440% due 04/15/21                                  2,512           2,513
CS First Boston Mortgage Securities Corp.
   Series 1998-C2 Class A2
   6.300% due 11/15/30                                    417             424
Deutsche ALT-A Securities, Inc. Alternate Loan
   Trust
   Series 2005-AR1 Class 2A3
   5.025% due 08/25/35                                  1,145           1,166
DLJ Commercial Mortgage Corp.
   Series 1998-CF1 Class A1B
   6.410% due 02/18/31                                    708             714
Downey Savings & Loan Association Mortgage Loan
   Trust (E)
   Series 2004-AR3 Class 1A1B
   6.910% due 07/19/44                                    351             354
Fannie Mae
   7.000% due 2008                                          7               7
   7.000% due 2009                                         20              20
   8.000% due 2010                                          1               1
   7.000% due 2011                                         10              10
   8.000% due 2011                                          2               2
   5.363% due 2012 (E)                                    835             837
   7.000% due 2012                                          4               4
   6.500% due 2013                                         27              28
   5.500% due 2014                                         31              31
   6.500% due 2015                                         20              20
   7.000% due 2015                                         12              12
   5.500% due 2016                                          6               6
   6.000% due 2016                                         82              83
   6.500% due 2016                                        116             119
   9.000% due 2016                                          3               3
   5.000% due 2017                                      1,698           1,677

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   5.500% due 2017                                        907             911
   6.000% due 2017                                        171             173
   6.500% due 2017                                        460             470
   8.000% due 2017                                         38              40
   8.500% due 2017                                          6               6
   4.500% due 2018                                      4,912           4,764
   5.000% due 2018                                      1,980           1,956
   5.500% due 2018                                        614             617
   6.500% due 2018                                        332             344
   4.500% due 2019                                      4,842           4,689
   5.000% due 2019                                     10,257          10,116
   6.500% due 2019                                        148             151
   4.000% due 2020                                      6,148           5,822
   4.500% due 2020                                      9,627           9,320
   5.000% due 2020                                      5,204           5,135
   6.500% due 2020                                         57              59
   8.000% due 2020                                          6               6
   4.000% due 2021                                        182             172
   4.500% due 2021                                        599             579
   5.000% due 2021                                      3,349           3,299
   6.500% due 2022                                         84              87
   8.000% due 2024                                         98             103
   7.000% due 2025                                          8               8
   8.500% due 2025                                          4               4
   7.000% due 2026                                          5               5
   6.500% due 2028                                        405             419
   7.000% due 2028                                        369             382
   6.500% due 2029                                      1,386           1,425
   6.500% due 2030                                        195             201
   8.000% due 2030                                        178             187
   6.500% due 2031                                        805             825
   6.000% due 2032                                      1,444           1,458
   6.500% due 2032                                      2,578           2,642
   7.000% due 2032                                        916             945
   3.950% due 2033                                        839             820
   4.500% due 2033                                      1,596           1,502
   4.644% due 2033 (E)                                    518             517
   5.000% due 2033                                     11,697          11,322
   5.500% due 2033                                     37,061          36,723
   6.000% due 2033                                      2,330           2,351
   6.500% due 2033                                      1,423           1,455
   7.000% due 2033                                        379             391
   4.500% due 2034                                        754             709
   5.000% due 2034                                     17,949          17,367
   5.500% due 2034                                     34,422          34,086
   6.000% due 2034                                     11,058          11,143
   6.500% due 2034                                      2,352           2,401
   4.500% due 2035                                      6,857           6,437

                                                      Diversified Bond Fund  135

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   5.000% due 2035                                     13,681          13,219
   5.500% due 2035                                     82,424          81,549
   6.000% due 2035                                      6,986           7,029
   6.500% due 2035                                        139             143
   6.663% due 2035 (E)                                    372             382
   6.665% due 2035 (E)                                    451             464
   6.665% due 2035                                        460             473
   6.666% due 2035 (E)                                    357             367
   6.671% due 2035 (E)                                    443             456
   4.500% due 2036                                         54              51
   5.500% due 2036                                      2,970           2,936
   6.000% due 2036                                     13,238          13,319
   6.500% due 2036                                        493             503
   Series 1992-10 Class ZD
   8.000% due 11/25/21                                    484             490
   Series 1993-134 Class H
   6.500% due 08/25/08                                    744             747
   Series 1999-56 Class Z
   7.000% due 12/18/29                                    516             536
   Series 2003-32 Class FH
   5.720% due 11/25/22                                    952             959
   Series 2003-337 Class 1
   Principal Only STRIP
   due 07/01/33                                         1,247             918
   Interest Only STRIP
   Series 2003-343 Class 6
   5.000% due 10/01/33                                  1,241             275
   Series 2003-78 Class FI
   5.720% due 01/25/33                                    901             903
   Series 2004-21 Class FL
   5.670% due 11/25/32                                    469             469
   Series 2005-65 Class FP
   5.570% due 08/25/35                                    696             695
   15 Year TBA (I)
   4.000%                                                 135             128
   4.500%                                               4,570           4,420
   5.000%                                              19,010          18,719
   5.500%                                               6,030           6,036
   6.000%                                               2,435           2,472
   30 Year TBA (I)
   4.500%                                               2,045           1,918
   5.000%                                              51,855          50,049
   5.500%                                              92,125          91,026
   6.000%                                              51,685          51,990
   6.500%                                              32,345          32,954
Fannie Mae Grantor Trust
   Series 2001-T6 Class B
   6.088% due 05/25/11                                  1,150           1,200
Fannie Mae REMICS
   Series 2006-5 Class 3A2
   4.677% due 05/25/35                                    200             197
Fannie Mae Whole Loan
   Series 2003-W1 Class 1A1
   6.500% due 12/25/42                                     79              81

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
First Horizon Alternative Mortgage Securities
   Series 2006-AA5 Class A2 (E)
   6.626% due 09/25/36                                    805             825
   Series 2006-FA3 Class A6
   6.000% due 07/25/36                                    655             662
First Horizon Asset Securities, Inc.
   Series 2005-AR5 Class 3A1
   5.525% due 10/25/35                                    295             295
Freddie Mac
   4.500% due 01/15/13 (N)                              2,550           2,493
   9.000% due 04/01/16                                     45              47
   4.500% due 05/01/18                                     96              93
   5.000% due 05/01/18                                    572             564
   5.000% due 01/01/19                                    695             685
   4.500% due 02/01/20                                    540             521
   4.500% due 01/01/21                                    769             743
   5.500% due 08/01/33                                    631             626
   4.688% due 04/01/34                                    577             579
   5.000% due 10/01/35                                  7,977           7,711
   5.000% due 01/01/36                                  4,600           4,446
   8.500% due 01/01/36                                      1               1
   Series 1991-105 Class G
   7.000% due 03/15/21                                     47              47
   Series 2001-229 Class KF (E)
   5.570% due 07/25/22                                    623             627
   Series 2003-262 Class AB
   2.900% due 11/15/14                                    902             872
   Series 2004-277 Class UF
   5.630% due 06/15/33                                  1,203           1,205
   Series 2004-281 Class DF
   5.780% due 06/15/23                                    350             352
   Series 2005-292 Class IG
   5.000% due 04/15/23                                    469              71
   Series 2005-294 Class FA
   5.500% due 03/15/20                                    680             680
   Series 2005-305 Class JF
   5.620% due 10/15/35                                    771             771
   15 Year TBA (I)
   5.000%                                               5,100           5,019
   30 Year TBA (I)
   5.000%                                              21,155          20,434
   5.500%                                              27,245          26,934
   6.000%                                              21,520          21,661
Freddie Mac Gold
   7.000% due 2008                                         14              14
   8.000% due 2009                                          7               7
   7.000% due 2010                                          8               8

 136  Diversified Bond Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   8.000% due 2010                                          1               1
   6.000% due 2011                                        277             279
   7.000% due 2011                                          4               4
   8.000% due 2011                                         15              16
   6.000% due 2012                                          6               6
   8.000% due 2012                                          7               7
   7.000% due 2014                                         62              64
   12.000% due 2014                                        11              12
   6.000% due 2016                                         10              10
   6.000% due 2017                                        350             355
   8.000% due 2017                                         21              22
   4.500% due 2018                                      1,743           1,687
   5.000% due 2018                                        478             472
   4.500% due 2019                                        666             645
   5.000% due 2019                                        437             430
   5.500% due 2019                                        951             953
   4.500% due 2020                                        797             770
   5.000% due 2020                                        694             683
   5.500% due 2020                                      2,998           3,003
   9.000% due 2024                                          5               6
   6.500% due 2025                                          5               5
   8.500% due 2025                                         24              26
   9.000% due 2025                                          8               9
   9.000% due 2026                                          1               1
   8.500% due 2027                                        101             109
   6.500% due 2029                                        175             179
   7.222% due 2030 (E)                                      5               5
   6.500% due 2031                                      1,632           1,674
   5.500% due 2032                                      4,914           4,875
   6.000% due 2032                                        216             219
   7.000% due 2032                                        266             273
   5.000% due 2033                                        609             590
   5.500% due 2033                                      7,400           7,340
   6.000% due 2033                                        320             323
   6.500% due 2033                                        605             618
   4.500% due 2034                                        205             193
   5.000% due 2034                                      3,349           3,245
   5.500% due 2034                                      5,129           5,083
   6.000% due 2034                                      1,192           1,202
   6.500% due 2034                                        224             228
   5.000% due 2035                                        911             881
   5.500% due 2035                                      1,052           1,042
   5.000% due 2036                                      3,856           3,727
Freddie Mac Reference REMIC
   Series 2006-R00 Class AK
   5.750% due 12/15/18                                    875             879
Freddie Mac REMIC
   Series 2004-277 Class KE
   3.500% due 12/15/17                                    636             630
Freddie Mac REMICS
   Series 2003-269 Class FE
   5.930% due 12/15/28                                    952             956
   Series 2006-314 Class LF (E)
   5.620% due 05/15/36                                    600             599

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-323 Class PA
   6.000% due 03/15/26                                  1,215           1,233
GE Capital Commercial Mortgage Corp.
   Series 2005-C1 Class A1
   4.012% due 06/10/48                                    707             693
   Series 2005-C1 Class A5
   4.772% due 06/10/48                                    620             600
   Series 2006-C1 Class A4
   5.339% due 03/10/44                                  1,250           1,260
Ginnie Mae I
   6.500% due 2008                                          5               5
   6.500% due 2009                                        118             118
   7.000% due 2011                                          1               1
   9.500% due 2016                                          1               1
   10.500% due 2020                                        12              13
   8.000% due 2022                                         26              27
   8.500% due 2022                                          9              10
   8.000% due 2025                                         38              41
   9.000% due 2025                                        230             246
   7.000% due 2029                                          6               6
   8.000% due 2030                                        468             499
   8.500% due 2030                                          6               6
   7.000% due 2031                                        405             419
   8.000% due 2031                                          2               2
   7.000% due 2032                                         11              11
   8.000% due 2032                                         16              17
   5.000% due 2033                                      3,942           3,850
   5.000% due 2035                                        697             680
   6.000% due 2035                                      6,128           6,214
   30 Year TBA (I)
   5.500%                                               8,615           8,577
   6.000%                                               1,100           1,115
   6.500%                                               4,000           4,106
Ginnie Mae II
   5.125% due 02/20/23 (E)                                295             297
   5.375% due 02/20/23 (E)                                219             221
   5.375% due 05/20/24 (E)                                 49              49
   4.500% due 04/20/35                                  1,001             941
GMAC Commercial Mortgage Securities, Inc.
   Series 2001-C1 Class A2
   6.465% due 04/15/34                                    760             795
   Series 2005-C1 Class A2
   4.471% due 05/10/43                                    605             594

                                                      Diversified Bond Fund  137

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
GMAC Mortgage Corp. Loan Trust
   Series 2005-AR6 Class 3A1
   5.297% due 11/19/35                                  1,033           1,027
   Series 2006-AR1 Class 1A1
   5.633% due 03/19/36                                  2,545           2,556
Government National Mortgage Association (E)
   Series 1999-40 Class FE
   5.870% due 11/16/29                                    652             658
Greenpoint Mortgage Funding Trust (E)
   Series 2006-AR5 Class A1A
   5.400% due 10/25/46                                  2,900           2,899
Greenwich Capital Commercial Funding Corp.
   Series 2004-GG1 Class A7
   5.317% due 06/10/36                                  1,885           1,890
   Series 2005-GG3 Class A1
   3.919% due 08/10/42                                    888             873
   Series 2005-GG5 Class A41
   5.243% due 04/10/37                                    525             526
GS Mortgage Securities Corp. II
   Series 1998-C1 Class A2
   6.620% due 10/18/30                                  1,306           1,327
   Series 2005-GG4 Class AABA
   4.680% due 07/10/39                                    800             779
   Series 2006-FL8 Class A1 (A)(E)
   5.430% due 01/06/08                                  3,780           3,780
   Series 2006-GG6 Class A4
   5.553% due 04/10/38                                    420             428
   Series 2006-GG8 Class AAB
   5.535% due 11/10/39                                    805             819
GSMPS Mortgage Loan Trust (E)(p)
   Series 2004-4 Class 1AF
   5.720% due 06/25/34                                  1,579           1,586
Harborview Mortgage Loan Trust
   Series 2004-4 Class 3A (E)
   2.975% due 06/19/34                                  2,535           2,515
   Series 2005-14 Class 3A1A
   5.319% due 12/19/35                                    308             307
   Series 2005-2 Class 2A1A (E)
   5.550% due 05/19/35                                    281             281
   Series 2006-2 Class 1A
   5.454% due 02/25/36                                    779             795
   Series 2006-3 Class 1A1A
   6.474% due 06/19/36                                  8,593           8,799
HSI Asset Securitization Corp. Trust
   Series 2005-I1 Class 2A1
   5.440% due 11/25/35                                  1,542           1,543
Impac CMB Trust (E)
   Series 2004-3 Class 1A
   5.570% due 06/25/34                                    155             155

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Impac Secured Assets CMN Owner Trust
   Series 2005-2 Class A1
   5.650% due 03/25/36                                  2,085           2,089
Indymac Index Mortgage Loan Trust
   Series 2005-AR1 Class A2
   5.099% due 09/25/35                                    493             480
   Series 2005-AR2 Class 4A1
   5.437% due 11/25/35                                     35              34
   Series 2006-AR1 Class 1A1A (E)
   5.410% due 11/25/46                                    800             800
   Series 2006-AR3 Class 2A1A
   6.410% due 03/25/36                                 11,345          11,589
Indymac Loan Trust (E)
   Series 2004-L1 Class A1 (p)
   5.610% due 07/25/09                                    301             301
   Series 2005-L1 Class A
   5.520% due 06/25/10                                  1,229           1,231
   Series 2005-L2 Class A1
   5.540% due 01/25/11                                  3,048           3,054
JP Morgan Alternative Loan Trust
   Series 2006-A2 Class 3A1
   5.925% due 05/25/36                                  4,206           4,256
   Series 2006-A2 Class 5A1
   6.360% due 05/25/36                                  2,383           2,394
   Series 2006-A3 Class 1A2 (E)
   5.400% due 07/25/36                                  2,021           2,018
   Series 2006-A4 Class A4 (E)
   5.400% due 08/25/36                                  1,545           1,545
   Series 2006-A6 Class 1A2 (E)
   5.390% due 11/25/36                                  2,335           2,335
JP Morgan Chase Commercial Mortgage Securities
   Corp.
   Series 2003-CB7 Class A3
   4.449% due 01/12/38                                  1,250           1,219
   Series 2004-LN2 Class A1
   4.475% due 07/15/41                                    849             829
   Series 2005-CB1 Class A1
   4.520% due 08/12/37                                  1,336           1,321
   Series 2005-CB1 Class A2
   5.247% due 01/12/43                                  3,515           3,526
   Series 2005-CB1 Class A4
   4.895% due 09/12/37                                     80              78
   Series 2005-FL1 Class A1 (p)(E)
   5.430% due 02/15/19                                  1,225           1,225
   Series 2005-LDP Class A1
   5.035% due 12/15/44                                  4,443           4,431
   4.116% due 03/15/46                                    639             628

 138  Diversified Bond Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-LDP Class A3
   4.959% due 08/15/42                                    915             902
   5.208% due 12/15/44                                  3,925           3,931
   Series 2005-LDP Class A3A1
   4.871% due 10/15/42                                    860             847
   Series 2005-LDP Class A4
   4.918% due 10/15/42                                    900             877
   5.179% due 12/15/44                                  1,940           1,939
   Series 2006-CB1 Class A3A
   5.491% due 12/12/44                                  1,875           1,900
   Series 2006-CB1 Class A4
   5.814% due 06/12/43                                    985           1,023
   5.481% due 12/12/44                                    630             638
   5.817% due 05/12/45                                  2,370           2,413
   Series 2006-CB1 Class ASB
   5.506% due 12/12/44                                    500             506
   Series 2006-FL1 Class A1A
   5.410% due 02/15/20                                  3,545           3,546
   Series 2006-LDP Class A2
   5.862% due 04/15/45                                  2,685           2,769
   Series 2006-LDP Class A4
   5.876% due 04/15/45                                  3,800           3,984
   5.561% due 05/15/45                                  1,160           1,167
JP Morgan Mortgage Trust
   Series 2005-A2 Class 3A1
   4.909% due 04/25/35                                  1,520           1,502
   Series 2005-A3 Class 6A1
   4.913% due 06/25/35                                  2,226           2,195
   Series 2005-A6 Class 2A2
   4.977% due 08/25/35                                  1,554           1,537
   Series 2006-A2 Class 1A1
   5.473% due 04/25/36                                  2,442           2,433
   Series 2006-A6 Class 3A1
   6.165% due 10/25/36                                  4,058           4,085
LB-UBS Commercial Mortgage Trust
   Series 2001-C3 Class A1
   6.058% due 06/15/20                                    178             181
   Series 2003-C3 Class A1
   2.599% due 05/15/27                                    680             660
   Series 2004-C2 Class A1
   2.946% due 03/15/29                                  1,765           1,697
   Series 2004-C4 Class A3
   5.154% due 06/15/29                                  1,455           1,460
   Series 2005-C3 Class A5
   4.739% due 07/15/30                                    480             463
   Series 2005-C3 Class AAB
   4.664% due 07/15/30                                    600             584
   Series 2006-C4 Class A4
   5.900% due 06/15/38                                    430             452
Lehman Brothers Floating Rate Commercial
   Mortgage Trust (E)(p)
   Series 2006-LLF Class A1
   5.400% due 09/15/21                                    870             870

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Lehman Mortgage Trust
   Series 2005-3 Class 1A3
   5.500% due 01/25/36                                  1,605           1,609
Lehman XS Trust (E)
   Series 2005-5N Class 1A1
   5.630% due 11/25/35                                  1,569           1,574
Mach One Trust Commercial Mortgage-Backed (p)
   Series 2004-1A Class A3
   5.220% due 05/28/40                                  1,480           1,445
Mastr Adjustable Rate Mortgages Trust
   Series 2006-2 Class 3A1
   4.848% due 01/25/36                                  1,242           1,230
Mastr Alternative Loans Trust
   Series 2003-4 Class B1
   5.660% due 06/25/33                                    481             485
   Series 2004-10 Class 5A6
   5.750% due 09/25/34                                    690             690
Mastr Asset Securitization Trust
   Series 2003-11 Class 6A8
   5.820% due 12/25/33                                  1,063           1,068
   Series 2003-7 Class 4A35 (E)
   5.720% due 09/25/33                                  1,128           1,129
   Series 2004-4 Class 2A2 (E)
   5.770% due 04/25/34                                    452             452
   Series 2005-2 Class 1A1
   5.250% due 11/25/35                                  1,798           1,772
Mastr Reperforming Loan Trust (A)
   Series 2005-1 Class 1A1
   6.000% due 08/25/34                                    823             825
Merrill Lynch Mortgage Investors, Inc.
   5.619% due 07/12/34                                  4,300           4,300
Merrill Lynch Mortgage Trust
   Series 2004-MKB Class A2
   4.353% due 02/12/42                                    925             907
   Series 2005-LC1 Class A1
   5.017% due 01/12/44                                  1,621           1,617
   Series 2005-LC1 Class A2
   5.202% due 01/12/44                                  1,795           1,798
   Series 2005-MKB Class A1
   4.446% due 09/12/42                                  1,193           1,177
   Series 2005-MKB Class A4
   5.204% due 09/12/42                                    825             820
   Series 2006-C1 Class A4
   5.844% due 05/12/39                                    900             929

                                                      Diversified Bond Fund  139

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Merrill Lynch/Countrywide Commercial Mortgage
   Trust
   Series 2006-3 Class A2
   5.291% due 07/12/46                                  1,975           1,984
MLCC Mortgage Investors, Inc.
   Series 2004-HB1 Class A2
   5.930% due 04/25/29                                    216             216
Morgan Stanley Capital I
   Series 2004-HQ3 Class A1
   3.100% due 01/13/41                                  1,209           1,175
   Series 2004-RR2 Class A2 (p)
   5.450% due 10/28/33                                  1,575           1,555
   Series 2005-HQ5 Class A4
   5.168% due 01/14/42                                  1,150           1,140
   Series 2005-HQ6 Class A4A
   4.989% due 08/13/42                                    720             705
   Series 2005-IQ1 Class AAB
   5.178% due 09/15/42                                    985             982
   Series 2005-IQ9 Class A1
   3.990% due 07/15/56                                    717             703
   Series 2005-T17 Class A5
   4.780% due 12/13/41                                    285             276
   Series 2006-HQ8 Class A4
   5.388% due 03/12/44                                  1,120           1,136
   Series 2006-HQ9 Class A4
   5.731% due 07/20/44                                    820             845
Morgan Stanley Dean Witter Capital I
   Series 2001-TOP Class A3
   6.200% due 07/15/33                                    297             298
Morgan Stanley Mortgage Loan Trust
   Series 2006-11 Class 1A6
   6.231% due 08/25/36                                    905             928
   Series 2006-3AR Class 2A3
   5.901% due 03/25/36                                    812             820
Mortgage Capital Funding, Inc.
   Series 1998-MC2 Class A2
   6.423% due 06/18/30                                  1,293           1,307
Nomura Asset Securities Corp.
   Series 1998-D6 Class A1B
   6.590% due 03/15/30                                    978             993
Novastar NIMs Trust (p)
   Series 2005-N1
   4.777% due 10/26/35                                     68              68
Prime Mortgage Trust
   Series 2004-CL1 Class 1A2 (E)
   5.720% due 02/25/34                                    104             104
   Series 2004-CL1 Class 2A2 (E)
   5.730% due 02/25/19                                     25              25
   Series 2006-DR1 Class 2A2
   6.000% due 11/25/36                                  2,900           2,880
Residential Accredit Loans, Inc.
   Series 2004-QS5 Class A6
   5.920% due 04/25/34                                    185             186

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-QS8 Class A4
   5.720% due 06/25/34                                    916             920
   Series 2005-QA1 Class A41
   5.725% due 09/25/35                                  1,163           1,169
   Series 2005-QA8 Class NB3
   5.504% due 07/25/35                                    634             637
   Series 2005-QO3 Class A1 (E)
   5.730% due 10/25/45                                  1,909           1,915
   Series 2006-QA1 Class A21
   6.001% due 01/25/36                                  3,743           3,788
   Series 2006-QO7 Class 3A2 (E)
   5.535% due 09/25/46                                  1,940           1,939
   Series 2006-QS6 Class 1A13
   6.000% due 06/25/36                                  1,810           1,823
Residential Asset Securities Corp.
   Series 2003-KS4 Class AIIB
   5.610% due 06/25/33                                    243             243
Residential Asset Securitization Trust (E)
   Series 2003-A15 Class 1A2
   5.770% due 02/25/34                                  1,063           1,067
Residential Funding Mortgage Securities II
   Series 2003-S14 Class A5
   5.720% due 07/25/18                                    568             570
   Series 2003-S20 Class 1A7 (E)
   5.820% due 12/25/33                                    161             161
   Series 2003-S5 Class 1A2 (E)
   5.770% due 11/25/18                                    539             542
Sequoia Mortgage Trust
   Series 2004-3 Class A
   5.670% due 04/20/34                                  1,341           1,341
Small Business Administration
   Series 1999-P10 Class 1
   7.540% due 08/10/09                                    433             453
   Series 2000-10B Class 1
   7.452% due 09/01/10                                  1,200           1,263
Small Business Administration Participation
   Certificates
   Series 2005-20G Class 1
   4.750% due 07/01/25                                  2,847           2,768
Structured Adjustable Rate Mortgage Loan Trust
   (E)
   Series 2005-19X Class 1A1
   5.650% due 10/25/35                                  1,476           1,482

 140  Diversified Bond Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Structured Asset Mortgage Investments, Inc. (E)
   Series 2006-AR6 Class 1A3
   5.514% due 07/25/36                                  2,644           2,650
Structured Asset Securities Corp.
   Series 2004-21X Class 1A3
   4.440% due 12/25/34                                  1,515           1,494
Thornburg Mortgage Securities Trust
   Series 2005-3 Class A3 (E)
   5.590% due 10/25/35                                  2,174           2,176
   Series 2006-1 Class A2 (E)
   5.480% due 01/25/36                                  2,700           2,695
   Series 2006-2 Class A1B
   5.380% due 04/25/36                                  1,619           1,616
   Series 2006-5 Class A1 (E)
   5.450% due 08/25/36                                  1,968           1,964
Wachovia Bank Commercial Mortgage Trust
   Series 2003-C9 Class A1
   3.291% due 12/15/35                                  1,295           1,261
   Series 2005-C16 Class A2
   4.380% due 10/15/41                                  1,510           1,480
   Series 2005-C17 Class A1
   4.430% due 03/15/42                                  3,089           3,049
   Series 2005-C22 Class A3
   5.461% due 12/15/44                                  2,685           2,701
   Series 2006-WL7 Class A1 (p)(E)
   5.490% due 08/11/18                                  3,100           3,100
Washington Mutual Alternative Mortgage
   Pass-Through Certificates
   Series 2005-4 Class CB11
   5.500% due 06/25/35                                    375             368
Washington Mutual, Inc.
   Series 2003-S9 Class A2
   5.870% due 10/25/33                                    960             964
   Series 2004-AR1 Class A1B1 (E)
   5.665% due 11/25/34                                    234             235
   Series 2005-AR1 Class 1A1
   4.839% due 10/25/35                                    991             978
   Series 2005-AR1 Class A1A1 (E)
   5.614% due 10/25/45                                  1,975           1,986
   Series 2005-AR1 Class A1A2
   5.620% due 11/25/45                                  2,023           2,031
   5.610% due 12/25/45 (E)                              1,204           1,209
   5.620% due 12/25/45                                  2,254           2,260
   Series 2005-AR1 Class A1C1
   5.510% due 12/26/45                                    382             382
   Series 2005-AR6 Class B3 (E)
   5.980% due 04/25/45                                    588             587
   Series 2006-AR1 Class 2A (E)
   5.777% due 09/25/46                                    797             797

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Wells Fargo Mortgage Backed Securities Trust
   Series 2006-2 Class 2A3
   5.500% due 03/25/36                                  1,247           1,246
   Series 2006-AR2 Class 2A1
   4.950% due 03/25/36                                  1,020           1,012
Zuni Mortgage Loan Trust (E)
   Series 2006-OA1 Class A1
   5.615% due 08/25/36                                  2,401           2,398
                                                                 ------------
                                                                    1,096,194
                                                                 ------------

Municipal Bonds - 0.2%
Badger TOB Asset Securitization Corp. Revenue
   Bonds, weekly demand
   6.375% due 06/01/32                                    700             760
Golden State Tobacco Securitization Corp.
   Revenue Bonds, weekly demand
   5.000% due 06/01/21                                    505             507
New York City Municipal Water Finance Authority
   Revenue Bonds, weekly demand
   4.750% due 06/15/38                                  1,700           1,741
Tobacco Settlement Financing Corp. Revenue
   Bonds, weekly demand
   5.500% due 06/01/26                                  1,500           1,599
                                                                 ------------
                                                                        4,607
                                                                 ------------

Non-US Bonds - 0.2%
Bundesrepublik Deutschland
   Series 04
   3.750% due 01/04/15                             EUR  1,110           1,420
Canadian Government Bond
   4.000% due 12/01/31                             CAD    721             944
General Motors Corp.
   8.375% due 07/05/33                             EUR     90             106
Poland Government Bond
   Series 0509
   6.000% due 05/24/09                             PLN  2,840             963
Quebec Residual
   Zero coupon STRIP
   0.000% due 12/01/36                             CAD  1,200             263
                                                                 ------------
                                                                        3,696
                                                                 ------------

United States Government Agencies - 4.5%
Fannie Mae
   3.500% due 03/28/08                                  1,925           1,887
   2.500% due 06/15/08 (N)                              4,270           4,110
   4.875% due 04/15/09                                  7,555           7,557

                                                      Diversified Bond Fund  141

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   7.250% due 01/15/10 (N)                              3,965           4,242
   3.875% due 02/15/10 (N)                              1,630           1,581
   4.750% due 04/19/10                                  3,845           3,806
   4.125% due 05/15/10 (N)                                625             610
   7.125% due 06/15/10 (N)                              1,000           1,074
   4.250% due 08/15/10                                 11,230          10,989
   5.125% due 04/15/11                                  5,960           6,018
   Zero coupon due 07/05/14                             2,570           1,771
   5.250% due 03/24/15                                    730             721
   5.000% due 04/26/17                                  1,755           1,697
   Zero coupon due 06/01/17 (N)                         2,180           1,282
   6.625% due 11/15/30 (N)                                750             905
   6.210% due 08/06/38                                    240             279
Federal Farm Credit Bank (N)
   5.125% due 08/25/16                                  1,010           1,025
Federal Home Loan Bank System
   5.000% due 09/18/09 (N)                              9,505           9,554
   5.375% due 08/19/11 (N)                                330             337
   5.375% due 05/15/19 (N)                                500             510
   5.125% due 08/15/19                                    420             422
   5.500% due 07/15/36                                    840             887
   Series 567
   4.375% due 09/17/10                                    400             393
   Series VB15
   5.000% due 12/21/15                                  1,920           1,920
Financing Corp.
   Principal Only STRIP
   Zero coupon due 05/11/16                               185             116
   Zero coupon due 06/06/16                               545             340
   Zero coupon due 12/27/16                               645             391
   Zero coupon due 10/06/17                               710             413
   Zero coupon due 10/06/17                               345             201
   Zero coupon due 11/30/17                               395             228
   Zero coupon due 11/30/17                             1,170             675
   Zero coupon due 04/06/18                               785             444
   Zero coupon due 11/02/18                             1,105             606
   Zero coupon due 02/08/18                               155              88
   Zero coupon due 05/11/18                                90              51
   Zero coupon due 08/03/18                             1,455             809
   Zero coupon due 12/06/18                               765             417
   Zero coupon due 12/27/18                             1,620             880
   Zero coupon due 04/05/19                               875             468
   Zero coupon due 09/26/19                             1,340             699
Freddie Mac
   4.000% due 12/15/09 (N)                              4,515           4,404
   6.875% due 09/15/10 (N)                                950           1,016
   5.625% due 03/15/11 (N)                                910             937
   4.500% due 11/15/11                                  1,095           1,076
   5.750% due 01/15/12 (N)                              3,195           3,320
   5.125% due 07/15/12 (N)                              4,210           4,256
   4.875% due 11/15/13 (N)                              3,250           3,236
   5.050% due 01/26/15 (N)                              1,485           1,478
   5.250% due 04/18/16                                    265             271
   5.500% due 07/18/16 (N)                              1,880           1,956

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   6.750% due 03/15/31                                    130             160
   5.625% due 11/23/35                                    720             703
Tennessee Valley Authority
   6.150% due 01/15/38                                  2,145           2,491
                                                                 ------------
                                                                       95,707
                                                                 ------------

United States Government Treasuries - 16.4%
United States Treasury Inflation Indexed Bonds
   2.375% due 04/15/11 (N)                              3,663           3,643
   3.375% due 01/15/12                                  2,647           2,767
   2.000% due 07/15/14 (N)                              8,064           7,855
   1.625% due 01/15/15 (N)                                160             151
   1.875% due 07/15/15 (N)                              3,795           3,654
   2.500% due 07/15/16                                  2,948           2,990
   2.375% due 01/15/25 (N)                              6,111           6,186
   2.000% due 01/15/26                                  3,575           3,417
   3.625% due 04/15/28 (N)                                630             778
United States Treasury Notes
   4.375% due 12/31/07                                 22,425          22,298
   3.000% due 02/15/08 (N)                                130             127
   3.375% due 02/15/08 (N)                              1,335           1,311
   3.750% due 05/15/08 (N)                                770             759
   3.125% due 09/15/08 (N)                              8,925           8,676
   4.375% due 11/15/08                                 17,080          16,975
   3.250% due 01/15/09 (N)                             17,630          17,116
   3.875% due 05/15/09 (N)                                580             570
   4.000% due 06/15/09 (N)                              6,630           6,529
   3.375% due 10/15/09                                  3,000           2,900
   3.625% due 01/15/10 (N)                             12,010          11,664
   4.000% due 03/15/10 (N)                             18,665          18,324
   4.000% due 04/15/10 (N)                                230             226
   4.125% due 08/15/10                                  1,560           1,536
   3.875% due 09/15/10 (N)                              6,680           6,515
   4.375% due 12/15/10                                  6,630           6,581
   4.500% due 02/28/11                                    880             878
   4.875% due 04/30/11 (N)                             21,565          21,822
   4.625% due 08/31/11 (N)                              3,400           3,407
   4.375% due 08/15/12                                  8,875           8,794
   4.000% due 11/15/12 (N)                              9,925           9,630
   4.250% due 08/15/13 (N)                              8,095           7,938
   12.000% due 08/15/13 (N)                               315             354
   4.250% due 11/15/13 (N)                              6,320           6,194
   4.750% due 05/15/14 (N)                              7,655           7,732
   13.250% due 05/15/14 (N)                               510             614
   12.500% due 08/15/14 (N)                               760             915
   4.250% due 11/15/14 (N)                              3,985           3,893
   4.125% due 05/15/15 (N)                             13,280          12,841

 142  Diversified Bond Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   4.250% due 08/15/15 (N)                              6,475           6,312
   5.125% due 05/15/16 (N)                             11,445          11,897
   8.750% due 05/15/17 (N)                              1,765           2,360
   8.875% due 08/15/17 (N)                              1,050           1,421
   8.125% due 08/15/19 (N)                              7,130           9,419
   8.125% due 08/15/21 (N)                             13,475          18,185
   Principal Only STRIP
   Zero Coupon due 11/15/21 (N)                         3,640           1,760
   7.125% due 02/15/23 (N)                             13,690          17,232
   6.000% due 02/15/26 (N)                             14,310          16,423
   6.125% due 08/15/29 (N)                              2,370           2,806
   5.375% due 02/15/31 (N)                              6,980           7,579
   4.500% due 02/15/36                                 18,985          18,325
                                                                 ------------
                                                                      352,279
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $2,132,020)                                                   2,138,364
                                                                 ------------

PREFERRED STOCKS - 0.2%
Auto and Transportation - 0.0%
General Motors Corp.                                   18,625             385
                                                                 ------------

Financial Services - 0.2%
DG Funding Trust (E)(A)                                   240           2,553
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $2,878)                                                           2,938
                                                                 ------------


                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.0%
(Number of Contracts)
Eurodollar Futures
   Dec 2006 91.75 Put (92)                             21,103               1
   Dec 2006 92.00 Put (191)                            43,930               1
   Dec 2006 92.25 Put (192)                            44,280               1
   Dec 2006 92.50 Put (384)                            88,800               3
   Dec 2006 93.38 Put (42)                              9,400              --
   Dec 2006 94.13 Put (150)                            35,297               1
   Dec 2007 91.25 Put (515)                           117,484               3
   Jun 2007 91.25 Put (185)                            42,203               1
   Sep 2007 90.50 Put (200)                            45,250               1
   Sep 2007 90.75 Put (166)                            37,661               1
   Sep 2007 91.00 Put (60)                             13,650              --
   Sep 2007 91.25 Put (198)                            45,169               1

                                                   NOTIONAL         MARKET
                                                    AMOUNT          VALUE
                                                      $               $
-----------------------------------------------------------------------------

US Treasury Notes
   10 Year Futures
   Nov 2006 102.03 (USD) Call (100)                    10,203              --
   Nov 2006 107.00 (USD) Put (8)                          856               1
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $26)                                                                 15
                                                                 ------------


                                                  PRINCIPAL
                                                  AMOUNT ($)
                                                  OR SHARES
                                                 ------------
SHORT-TERM INVESTMENTS - 15.4%
American General Finance Corp. (E)
   Series MTNG
   5.429% due 03/23/07                                    100             100
AT&T Wireless Services, Inc.
   7.500% due 05/01/07                                  3,650           3,687
AT&T, Inc. (p)
   4.214% due 06/05/07                                  1,100           1,092
Bank of America Corp. (z)
   5.275% due 12/01/06                                    400             396
Bank of Ireland Governor & Co. (c)(z)
   5.260% due 12/05/06                                 10,800          10,746
Barclays US Funding Corp (c)(z)
   5.300% due 11/15/06                                 10,600          10,578
Barclays US Funding Corp. (c)(z)
   5.275% due 11/21/06                                  1,200           1,196
ChevronTexaco Capital Co.
   3.500% due 09/17/07                                    590             581
CIT Group, Inc.
   5.605% due 02/15/07 (E)                              2,000           2,001
   5.750% due 09/25/07                                    155             155
Countrywide Home Loans, Inc.
   Series MTNK
   5.500% due 02/01/07                                    110             110
Danske Corp. (c)(z)
   5.270% due 12/27/06                                  1,300           1,289
Danske Corp. (z)
   5.240% due 01/30/07                                 11,500          11,349
Duke Energy Field Services LLC
   5.750% due 11/15/06                                     60              60
Fannie Mae (z)
   5.130% due 06/25/07 (sec.)                             500             484
Ford Motor Credit Co. (E)
   6.340% due 03/21/07                                  1,800           1,799
Fortis Bank (z)
   5.265% due 04/28/07                                  1,900           1,899

                                                      Diversified Bond Fund  143

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
France Treasury Bill BTF
   Zero coupon due 11/02/06                        EUR  1,130           1,442
   Zero coupon due 12/21/06                        EUR  2,400           3,049
General Electric Capital Corp.
   5.250% due 01/16/07 (z)                              7,900           7,813
   5.480% due 03/09/07 (E)                              2,200           2,201
GMAC LLC
   6.125% due 08/28/07                                    970             967
Golden West Financial Corp.
   4.125% due 08/15/07                                    220             218
Goldman Sachs Group, Inc. (E)
   Series MTNB
   5.467% due 03/30/07                                  2,000           2,001
Government of Canada (c)(z)
   Zero Coupon due 12/15/06                               340             338
Harrah's Operating Co., Inc.
   7.125% due 06/01/07                                  1,040           1,045
HBOS Treasury Services PLC (sec.)(z)
   5.365% due 11/01/06                                  7,500           7,500
HSBC Finance Corp. (E)
   5.590% due 02/09/07                                  2,000           2,001
IXIS Corp. (c)(z)
   5.270% due 11/08/06                                 10,600          10,589
Metropolitan Life Global
   Funding I (E)(p)
   5.460% due 03/16/07                                  2,000           2,001
Morgan Stanley (E)
   5.512% due 01/12/07                                  2,000           2,001
Rabobank USA Financial Corp. (c)(z)
   5.300% due 11/01/06                                 10,000          10,000
Russell Investment Company
   Money Market Fund                              160,036,031         160,036
Skandinaviska Enskilda Banken (c)(z)
   5.255% due 12/08/06                                  1,400           1,392
Societe Generale NA (z)
   5.290% due 12/18/06                                  8,000           7,945
   5.245% due 01/08/07                                  3,200           3,168
Sprint Capital Corp.
   6.000% due 01/15/07                                  1,225           1,226
TELUS Corp.
   7.500% due 06/01/07                                  1,070           1,082
Total SA (c)(z)
   5.290% due 11/01/06                                 11,700          11,700
UBS Financial Del LLC (z)
   5.265% due 11/16/06 (c)                              1,300           1,297
   5.280% due 11/16/06 (c)                              8,800           8,781
   5.245% due 01/08/07                                  1,100           1,089
United States Treasury Bills (z)(sec.)
   5.093% due 11/30/06 (c)                              1,485           1,479
   4.898% due 12/07/06 (c)                                500             498
   4.937% due 12/14/06 (c)                              1,425           1,417
   4.961% due 02/15/07                                     75              74

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   5.035% due 02/15/07                                    220             217
   5.131% due 02/15/07                                    150             148
United States Treasury Notes (N)
   2.875% due 11/30/06                                 13,210          13,185
   3.000% due 12/31/06                                  4,510           4,493
   3.125% due 05/15/07                                  1,805           1,787
   4.375% due 05/15/07                                  4,185           4,170
   6.625% due 05/15/07                                  1,920           1,936
Westpac Banking Corp. (c)(z)
   5.265% due 11/17/06                                  1,800           1,795
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $329,722)                                                       329,603
                                                                 ------------

OTHER SECURITIES - 20.8%
Russell Investment Company Money Market Fund (X)  114,398,091         114,398
State Street Securities Lending Quality Trust
   (X)                                            331,414,043         331,414
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $445,812)                                                       445,812
                                                                 ------------

TOTAL INVESTMENTS - 136.3%
(identified cost $2,910,458)                                        2,916,732

OTHER ASSETS AND LIABILITIES,
NET - (36.3%)                                                        (776,901)
                                                                 ------------

NET ASSETS - 100.0%                                                 2,139,831
                                                                 ============

See accompanying notes which are an integral part of the financial statements.

 144  Diversified Bond Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Euribor Futures
   expiration date 06/07 (33)                              10,121                 (9)

Eurodollar Futures (CME)
   expiration date 12/06 (180)                             42,586               (277)
   expiration date 03/07 (625)                            148,094               (351)
   expiration date 06/07 (549)                            130,319               (103)
   expiration date 09/07 (1,238)                          294,412                261
   expiration date 12/07 (939)                            223,588                478
   expiration date 03/08 (15)                               3,572                  1

LIBOR Futures
   expiration date 06/07 (14)                               3,159                 (4)
   expiration date 09/07 (26)                               5,868                 (6)
   expiration date 12/07 (40)                               9,030                 (7)
   expiration date 03/08 (10)                               2,259                 (2)
   expiration date 06/08 (8)                                1,808                 (1)
   expiration date 09/08 (11)                               2,486                 (2)

United States Treasury Bonds
   expiration date 12/06 (90)                              10,139                163

United States Treasury
   2 Year Notes
   expiration date 12/06 (221)                             45,174                 59
United States Treasury
   5 Year Notes
   expiration date 12/06 (638)                             67,349                403
United States Treasury
   10 Year Notes
   expiration date 12/06 (394)                             42,638                420

Short Positions
Eurodollar Futures (CME)
   expiration date 03/08 (19)                               4,526                (27)

United States Treasury Bonds
   expiration date 12/06 (141)                             15,885               (258)

United States Treasury
   10 Year Notes
   expiration date 12/06 (194)                             20,994               (265)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                        473
                                                                     ===============
                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Eurodollar Futures
   Dec 2006 95.00 Put (38)                                  9,025                (35)
   Mar 2007 94.75 Put (12)                                  2,843                 (3)
   Mar 2007 95.25 Put (14)                                  3,334                (17)

United States Treasury Bonds
   Nov 2006 111.00 Call (23)                                2,553                (40)
   Nov 2006 104.00 Put (23)                                 2,392                 (1)
   Nov 2006 105.00 Put (1)                                    105                 --
   Feb 2007 109.00 Put (27)                                 2,943                (10)

Federal National Mortgage Association
   Nov 2006 100.40 Call (1)                                30,120                 --

United States Treasury Notes
   2 Year Futures
   Nov 2006 101.75 Put (483)                               98,290                (15)

   10 Year Futures
   Nov 2006 105.00 Call (28)                                2,940                (90)
   Nov 2006 106.00 Call (21)                                2,226                (47)
   Nov 2006 109.00 Call (15)                                1,635                 (2)
   Feb 2007 110.00 Call (16)                                1,760                 (6)
   Nov 2006 106.00 Put (15)                                 1,590                 --
                                                                     ---------------

Total Liability for Options Written
   (premiums received $208)                                                     (266)
                                                                     ===============

  See accompanying notes which are an integral part of the financial statements.

                                                      Diversified Bond Fund  145

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD           1,066   AUD            1,401    11/07/06                 18
USD             945   CAD            1,068    11/07/06                  6
USD           2,932   CAD            3,260    11/07/06                (28)
USD             517   CAD              589    11/30/06                  8
USD             363   CNY            2,809    03/19/07                 (2)
USD           1,396   EUR            1,112    11/07/06                 24
USD           1,445   EUR            1,130    11/20/06                 (1)
USD             702   EUR              550    03/23/07                  4
USD             491   GBP              264    11/30/06                 12
USD           4,103   JPY          467,350    11/15/06                (99)
USD           4,114   JPY          467,350    11/15/06               (109)
USD             838   JPY           97,000    12/20/06                 (3)
USD           3,499   JPY          406,750    12/20/06                  3
USD           2,870   JPY          338,388    02/07/07                 63
USD             978   PLN            3,025    11/07/06                 20
USD             131   SGD              208    11/27/06                  2
USD             128   TWD            4,140    11/22/06                 (3)
AUD           1,401   USD            1,057    11/07/06                (28)
CAD           3,260   JPY          338,388    11/07/06                 26
CAD           3,260   JPY          338,388    11/07/06                (33)
CAD           1,068   USD              955    11/07/06                  3
CAD           1,068   USD              948    02/07/07                 (6)
EUR           1,130   USD            1,443    11/02/06                  1
EUR             192   USD              246    11/07/06                  1
EUR             920   USD            1,170    11/07/06                 (5)
EUR           2,108   USD            2,683    12/08/06                (13)
EUR           1,112   USD            1,402    02/07/07                (25)
JPY         338,388   USD            2,834    11/07/06                (62)
JPY          89,800   USD              778    12/20/06                  7
PLN           3,025   USD              981    11/07/06                (17)
PLN           3,025   USD              981    02/07/07                (20)
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                (256)
                                                           ==============

See accompanying notes which are an integral part of the financial statements.

 146  Diversified Bond Fund

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

INTEREST RATE SWAP CONTRACTS
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
        COUNTER              NOTIONAL                                                    TERMINATION           VALUE
         PARTY                AMOUNT         FUND RECEIVES           FUND PAYS               DATE                $
-----------------------   --------------   ------------------   --------------------   ----------------   ----------------
Bank of America             USD    1,100   5.000%               Three Month LIBOR          12/20/36                    (42)
Barclays Bank PLC           GBP    7,700   5.000%               Six Month LIBOR            06/15/07                    (13)
Barclays Bank PLC           USD    8,300   5.000%               Three Month LIBOR          12/20/08                     (6)
                                                                Consumer Price Index
BNP Paribas                 EUR    1,300   2.090%               (France)                   10/15/10                     18
Deutsche Bank AG            USD    1,000   5.000%               Three Month LIBOR          12/20/36                    (38)
Goldman Sachs               USD      500   5.000%               Three Month LIBOR          12/20/36                    (19)
Lehman Brothers             GBP    4,200   4.500%               Six Month LIBOR            09/20/09                   (109)
Lehman Brothers             EUR    2,100   4.000%               Six Month LIBOR            12/15/11                     15
Lehman Brothers             USD      500   5.000%               Three Month LIBOR          12/15/35                    (15)
Merrill Lynch               GBP   10,500   4.500%               Six Month LIBOR            09/20/09                   (273)
Merrill Lynch               GBP      200   Six Month LIBOR      4.000%                     12/15/35                     (6)
Morgan Stanley              EUR    1,900   6.000%               Six Month LIBOR            06/18/34                    439
Royal Bank of Scotland      USD    7,900   5.000%               Three Month LIBOR          12/20/36                   (397)
                                                                                                          ----------------

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($292)                             (446)
                                                                                                          ================

CREDIT DEFAULT SWAP CONTRACTS
----------------------------------------------------------------------------------------------------------------------
                                                    NOTIONAL          FUND                                 MARKET
          REFERENCE                  COUNTER         AMOUNT         RECEIVES         TERMINATION           VALUE
            ENTITY                    PARTY             $          FIXED RATE            DATE                $
------------------------------   ----------------   ---------   ----------------   ----------------   ----------------
Russian Federation               JP Morgan                200        0.460%            06/20/07                     --
American International Group     JP Morgan              3,200        0.050%            12/20/07                      1
                                                                                                      ----------------

Total Market Value of Open Credit Default Swap Contracts Premiums Paid (Received) - ($0)                             1
                                                                                                      ================

  See accompanying notes which are an integral part of the financial statements.

                                                      Diversified Bond Fund  147

RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                   % OF
                                                    NET
CATEGORIES                                        ASSETS
-------------------------------------------------------------
Asset-Backed Securities                                   8.1
Corporate Bonds and Notes                                15.5
International Debt                                        3.5
Loan Agreements                                           0.3
Mortgage-Backed Securities                               51.2
Municipal Bonds                                           0.2
Non-US Bonds                                              0.2
United States Government Agencies                         4.5
United States Government Treasuries                      16.4
Preferred Stocks                                          0.2
Options Purchased                                          --*
Short-Term Investments                                   15.4
Other Securities                                         20.8
                                              ---------------
Total Investments                                       136.3
Other Assets and Liabilities, Net                       (36.3)
                                              ---------------

                                                        100.0
                                              ===============

Futures Contracts                                          --*
Options Written                                            --*
Foreign Currency Exchange Contracts                        --*
Interest Rate Swap Contracts                               --*
Credit Default Swap Contracts                              --*

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 148  Diversified Bond Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

(GRAPHIC)

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                MULTISTRATEGY BOND - CLASS S                    **
                                                                ----------------------------      ------------------------------
Inception*                                                                 10000                              10000
1997                                                                       10911                              10889
1998                                                                       11630                              11906
1999                                                                       11785                              11969
2000                                                                       12500                              12843
2001                                                                       14085                              14713
2002                                                                       14609                              15579
2003                                                                       15850                              16343
2004                                                                       16750                              17247
2005                                                                       16977                              17443
2006                                                                       17795                              18348

Multistrategy Bond Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  4.82%
5 Years                                 4.79%sec.
10 Years                                5.93%sec.

Multistrategy Bond Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  4.57%
5 Years                                 4.51%sec.
10 Years                                5.71%sec.

Multistrategy Bond Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  3.80%
5 Years                                 3.75%sec.
10 Years                                5.11%sec.

Lehman Brothers Aggregate Bond Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  5.19%
5 Years                                 4.51%sec.
10 Years                                6.26%sec.

 150  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Multistrategy Bond Fund Class S, Class E and Class C Shares gained 4.82%, 4.57% and 3.80%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.19% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) BBB Rated Fixed Income Funds Average returned 5.33%. For the same period, the Lipper(R) Intermediate Investment Grade Debt Funds Average returned 4.61%. These returns serve as peer comparisons and are expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Corporate bonds have done well over the last four years, leaving the yield spread between corporates and Treasuries for bearing credit risk very thin. As a result, the Fund's money managers were modestly underweight in this sector, which detracted from Fund performance as the corporate sector continued to post strong earnings and had very few defaults. Given low yields across the globe, strong demand also drove the corporate market as investors searched for any possible incremental yield. This led to continued strong market demand for corporate bonds.

As illustrated by the average actively managed mutual fund underperforming the benchmark, volatile markets over the fiscal year made it difficult for active money managers to correctly gauge the direction and magnitude of interest rate changes. While 10 year Treasuries looked to have started and ended the fiscal year with nearly the same yield, over the year, yields ranged from 4.33% to 5.24%. Further, the Federal Reserve's aggressive rate hikes surprised the market as evidenced by futures markets that trade based on the probability of Fed rate hikes. Despite this volatility, over the fiscal year, the Fund was able to effectively offset losses from an underweight to the corporate market through modest interest rate timing and security selection.

With greater exposure to high yield and emerging market debt relative to the Index, there was value added to Fund performance from these sectors as they continued to perform strongly. Over the year the Fund's allocation to high yield bonds ranged from 3.5% to 4.5% and the allocation to emerging market debt ranged from 1/2% to 1%. Additionally, a very small exposure to non-dollar securities in the most recent quarter detracted from performance as the U.S. dollar strengthened versus many other currencies, which was contrary to the Fund's money managers' views.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Overall, the Fund's underperformance compared to its benchmark was largely due to the Fund's operating expenses which are reflected in its performance. The benchmark returns do not include any expenses.

With a tilt to be short in duration over the year expecting interest rates to generally rise, the Fund's money managers successfully moved their duration (a measure of a bond price's sensitivity to a change in interest rates) exposure longer as interest rates rose and shorter when interest rates fell. A longer duration increases returns in a falling interest rate environment as longer duration bonds outperform more when interest rates fall. This duration management added modestly to the Fund's incremental return in a volatile market.

At the money manager level, Delaware Management Company was the best performer because of its significant overweight to high yield and emerging market debt. Believing that high valuations that included a market in search of yield would lead to a continued premium for these bonds, Delaware overweighted high yield and emerging markets debt. Bear Stearns Asset Management Inc. also did well due to its overweight to corporate bonds and strong security selection within this sector.

Believing the Fed would be finished raising interest rates by year end of 2005, Pacific Investment Management Company, LLC (PIMCO) struggled early in the year by taking positions in short maturity bonds, which fell in price as short-term interest rates rose. Near the end of the fiscal period, PIMCO's positioning was rewarded and its performance rebounded to end modestly positive for the year. Lastly, Morgan Stanley Investment Management Inc. lagged the benchmark due to its view that rates across the curve would rise. Morgan Stanley also struggled with security selection within the mortgage sector, believing prepayments would slow and paying a premium for high coupon securities, which subsequently prepaid at par.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In June, Goldman Sachs Asset Management, L.P. was added as a money manager for the Fund. The goal of this addition was to further diversify the Fund as well as add a bond money manager with diversified skills in modest duration management, sector rotation, security selection within traditional and riskier sectors, and capabilities in non-dollar bond markets.

                                                    Multistrategy Bond Fund  151

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                Styles
October 31, 2006


Bear Stearns Asset Management, Inc.       Sector Rotation
Delaware Management Company, a series
   of Delaware Management Business
   Trust                                  Sector Rotation
Goldman Sachs Asset Management, L.P.      Fully Discretionary
Morgan Stanley Investment Management,
   Inc.                                   Fully Discretionary
Pacific Investment Management Company,
   LLC                                    Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*     Assumes initial investment on November 1, 1996.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++ The Fund first issued Class E Shares on September 11, 1998. The returns shown for Class E Shares prior to September 11, 1998 are those of the Fund's Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

++++ The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund's Class S Shares from November 1, 1996 to September 11, 1998 and the performance of the Class E Shares from September 11, 1998 to January 26, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 152  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,036.20      $     1,016.03
Expenses Paid During
Period*                       $         9.34      $         9.25

* Expenses are equal to the Fund's annualized expense ratio of 1.82% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,040.00      $     1,019.81
Expenses Paid During
Period*                       $         5.50      $         5.45

* Expenses are equal to the Fund's annualized expense ratio of 1.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                   PERFORMANCE
                                  ACTUAL        (5% RETURN BEFORE
CLASS S                        PERFORMANCE          EXPENSES)
-------                       --------------    -----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,041.20      $     1,021.07
Expenses Paid During
Period*                       $         4.22      $         4.18

* Expenses are equal to the Fund's annualized expense ratio of 0.82% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                    Multistrategy Bond Fund  153

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 85.1%
Asset-Backed Securities - 6.8%
Accredited Mortgage Loan Trust (E)
   Series 2004-2 Class A2
   5.620% due 07/25/34                                    366             367
ACE Securities Corp. (E)
   Series 2004-IN1 Class A1
   5.650% due 05/25/34                                    814             817
   Series 2005-SD3 Class A
   5.720% due 08/25/45                                  2,291           2,293
   Series 2006-HE2 Class A2A
   5.390% due 05/25/36                                  2,073           2,074
Aegis Asset Backed Securities Trust (E)
   Series 2003-3 Class M2
   6.970% due 01/25/34                                    805             813
   Series 2005-4 Class 1A1
   5.440% due 10/25/35                                    842             842
Alliance Capital Funding LLC (p)
   Series 1998-1 Class A3
   5.840% due 02/15/10                                      8               7
American Airlines, Inc.
   6.817% due 11/23/12                                    530             531
   7.377% due 05/23/19                                    539             518
   6.977% due 05/23/21                                    211             204
American Express Credit Account Master Trust (E)
   Series 2002-1 Class A
   5.440% due 09/15/09                                  1,600           1,601
   Series 2002-2 Class A
   5.440% due 11/16/09                                  2,175           2,177
   Series 2002-3 Class A
   5.430% due 12/15/09                                  5,500           5,504
Ameriquest Mortgage Securities, Inc. (E)
   Series 2002-D Class M1
   7.820% due 02/25/33                                    450             451
   Series 2004-R10 Class A5
   5.710% due 11/25/34                                    412             412
   Series 2004-R8 Class A5
   5.700% due 09/25/34                                  1,519           1,521
   Series 2006-R1 Class A2C
   5.520% due 08/01/16                                    820             821
Bank One Issuance Trust (E)
   Series 2003-A3 Class A3
   5.440% due 12/15/10                                  3,800           3,806
Bayview Financial Acquisition Trust
   Series 2006-A Class 1A3
   5.865% due 02/28/41                                  1,090           1,093
Bear Stearns Asset Backed Securities, Inc. (E)
   Series 2004-BO1 Class 1A1
   5.530% due 09/25/34                                    505             506

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-AQ1 Class 2A1
   5.550% due 03/25/35                                  1,074           1,074
   Series 2005-HE8 Class A1
   5.450% due 08/25/35                                    474             474
Capital Auto Receivables Asset Trust
   Series 2003-3 Class A3B (E)
   5.410% due 01/15/08                                    489             489
   Series 2004-2 Class A2
   3.350% due 02/15/08                                    656             652
Carrington Mortgage Loan Trust (E)
   Series 2005-NC4 Class A1
   5.474% due 09/25/35                                    597             598
Cendant Timeshare Receivables Funding LLC (p)
   Series 2004-1A Class A1
   3.670% due 05/20/16                                    160             156
Citibank Credit Card Issuance Trust
   Series 2000-A3 Class A3
   6.875% due 11/16/09                                    900             915
Citifinancial Mortgage Securities, Inc.
   Series 2003-4 Class AF3
   3.221% due 10/25/33                                     44              43
Citigroup Mortgage Loan Trust, Inc. (E)
   Series 2006-NC1 Class A2A
   5.394% due 08/25/36                                  2,259           2,260
Countrywide Asset-Backed Certificates
   Series 2004-13 Class AF3
   3.989% due 02/25/31                                    505             500
   Series 2004-BC1 Class M1 (E)
   5.820% due 02/25/34                                    545             548
   Series 2005-16 Class 2AF1 (E)
   5.480% due 05/25/36                                  1,922           1,923
   Series 2005-AB3 Class 2A1 (E)
   5.450% due 02/25/36                                    922             922
   Series 2006-11 Class 1AF3
   6.050% due 09/25/46                                    870             882
   Series 2006-11 Class 1AF4
   6.300% due 09/25/46                                  1,250           1,279
   Series 2006-13 Class 1AF3
   5.944% due 05/25/33                                    905             914
   Series 2006-15 Class A3
   5.689% due 10/25/46                                    690             694
   Series 2006-3 Class 2A2 (E)
   5.510% due 02/25/36                                  1,790           1,793
   Series 2006-S3 Class A2
   6.085% due 06/25/21                                  1,380           1,397

 154  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-S6 Class A2
   5.519% due 03/25/34                                  1,365           1,366
Countrywide Home Equity Loan Trust (E)
   Series 2006-H Class 2A1B
   5.476% due 11/15/36                                  6,000           6,002
Credit-Based Asset Servicing and Securitization
   LLC
   Series 2005-CB1 Class AF2
   4.090% due 12/25/35                                    894             888
   Series 2005-CB4 Class AV1 (E)
   5.430% due 08/25/35                                    601             600
   Series 2005-CB5 Class AV1 (E)
   5.440% due 08/25/35                                    521             521
   Series 2005-CB8 Class AF1B
   5.451% due 12/25/35                                    622             619
   Series 2006-CB5 Class A1 (E)
   5.384% due 06/25/36                                  2,039           2,039
   Series 2006-SL1 Class A2 (p)
   5.556% due 09/25/36                                  1,240           1,241
Dunkin Securitization (p)
   Series 2006-1 Class A2
   5.779% due 06/20/31                                  1,045           1,063
Entergy Gulf States, Inc. (E)
   5.800% due 12/01/09                                    335             334
Fannie Mae Grantor Trust
   Series 2003-T4 Class 2A5
   4.907% due 09/26/33                                  1,502           1,491
First Franklin Mortgage Loan Asset Backed
   Certificates (E)
   Series 2005-FF7 Class A2
   5.485% due 07/25/35                                    667             668
   Series 2006-FF1 Class A2
   5.374% due 07/25/36                                  2,106           2,106
   Series 2006-FF2 Class A2
   5.455% due 02/25/36                                  1,822           1,822
Fremont Home Loan Trust (E)
   Series 2005-E Class 2A1
   5.420% due 01/25/36                                    390             390
   Series 2006-3 Class 2A1
   5.390% due 02/27/37                                  1,200           1,199
   Series 2006-A Class 2A1
   5.380% due 05/25/36                                  1,372           1,372
GE Capital Credit Card Master Note Trust (E)
   Series 2004-1 Class A
   5.380% due 06/15/10                                  1,500           1,501
   Series 2004-2 Class A
   5.370% due 09/15/10                                  1,950           1,951
GE Dealer Floorplan Master Note Trust (E)
   Series 2004-2 Class A
   5.400% due 07/20/09                                  1,900           1,901

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
GMAC Mortgage Corp. Loan Trust
   Series 2004-HE5 Class A3
   3.970% due 09/25/34                                  1,463           1,448
GSAA Home Equity Trust
   Series 2006-4 Class 1A2
   5.977% due 03/25/36                                  1,667           1,674
GSAA Trust (E)
   Series 2006-2 Class 2A3
   5.590% due 12/25/35                                  1,890           1,894
GSAMP Trust
   Series 2003-HE2 Class M1 (E)
   5.970% due 08/25/33                                    975             978
   Series 2005-HE4 Class A2A (E)
   5.444% due 08/25/35                                    442             442
   Series 2006-HE4 Class A2A (E)
   5.394% due 06/25/36                                  2,391           2,392
   Series 2006-S3 Class A1
   6.085% due 05/25/36                                    499             498
Harley-Davidson Motorcycle Trust
   Series 2004-2 Class A1
   2.180% due 01/15/09                                     92              91
Heritage Property Investment Trust
   5.125% due 04/15/14                                  1,000             977
Home Equity Asset Trust (E)
   Series 2003-5 Class M1
   6.020% due 12/25/33                                  1,425           1,432
   Series 2005-2 Class 2A2
   5.520% due 07/25/35                                    929             930
Indymac Residential Asset Backed Trust (E)
   Series 2006-H2 Class A
   5.478% due 06/28/36                                  2,758           2,758
Irwin Home Equity Loan Trust (E)
   Series 2005-1 Class 2A1
   5.464% due 06/25/35                                    760             760
Lehman XS Trust (E)
   Series 2005-1 Class 2A2
   4.660% due 07/25/35                                    921             922
   Series 2006-11 Class 1A1
   5.404% due 06/25/46                                  5,086           5,089
   Series 2006-16N Class A1A
   5.410% due 11/25/46                                  2,200           2,200
Long Beach Mortgage Loan Trust (E)
   Series 2004-4 Class 1A1
   5.610% due 10/25/34                                    384             384
   Series 2006-9 Class 2A1
   5.390% due 10/25/36                                  6,300           6,299

                                                    Multistrategy Bond Fund  155

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Master Asset Backed Securities Trust (E)
   Series 2003-WMC Class M2
   6.970% due 08/25/33                                    306             307
MBNA Master Credit Card Trust (E)
   Series 2002-A10 Class A10
   5.470% due 02/16/10                                  2,175           2,178
MBNA Master Credit Card Trust (E)
   Series 2000-D Class A
   5.530% due 09/15/09                                  2,925           2,928
MBNA Master Credit Card Trust
   Series 2000-E Class A
   7.800% due 10/15/12                                    600             655
Merrill Auto Trust Securitization (E)
   Series 2005-1 Class A2B
   5.334% due 04/25/08                                    623             623
Merrill Lynch Mortgage Investors, Inc.
   Series 2005-NCB Class A1A
   5.451% due 07/25/36                                    208             207
   Series 2006-AR1 Class A2C (E)
   5.484% due 03/25/37                                  1,580           1,581
Mid-State Trust
   Series 2003-11 Class A1
   4.864% due 07/15/38                                    151             146
   Series 2004-1 Class A
   6.005% due 08/15/37                                    201             204
   Series 2005-1 Class A
   5.745% due 01/15/40                                    198             198
   Series 2006-1 Class A (A)
   5.787% due 10/15/40                                  1,670           1,670
Morgan Stanley ABS Capital I (E)
   Series 2003-NC8 Class M3
   7.420% due 09/25/33                                    746             752
   Series 2006-HE7 Class A2A
   5.424% due 09/25/36                                  6,200           6,200
Morgan Stanley Mortgage Loan Trust
   Series 2006-12X Class A6A
   5.726% due 10/25/36                                  1,035           1,036
Nationstar Home Equity Loan Trust (E)
   Series 2006-B Class AV1
   5.400% due 09/25/36                                  2,500           2,500
New Century Home Equity Loan Trust (E)
   Series 2004-4 Class M2
   5.850% due 02/25/35                                  1,205           1,211
Northwest Airlines, Inc. (o)
   7.041% due 04/01/22                                    446             444
NWA Trust (o)
   Series 1995-2 Class A
   9.250% due 06/21/14                                    842             869
Option One Mortgage Loan Trust (E)
   Series 2003-2 Class M2
   7.020% due 04/25/33                                    411             414

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2003-3 Class M3
   7.320% due 06/25/33                                    264             267
   Series 2003-4 Class M2
   6.970% due 07/25/33                                    730             735
   Series 2005-4 Class A3
   5.584% due 11/25/35                                  1,605           1,609
Ownit Mortgage Loan Asset Backed Certificates
   Series 2006-2 Class A2B
   5.633% due 01/25/37                                    470             470
Park Place Securities, Inc. (E)
   Series 2005-WCW Class M1
   5.770% due 09/25/35                                  1,195           1,201
Popular ABS Mortgage Pass-Through Trust
   Series 2005-1 Class AF2
   3.914% due 05/25/35                                    404             401
   Series 2005-6 Class A3
   5.680% due 01/25/36                                  1,290           1,289
Power Contract Financing LLC (p)
   6.256% due 02/01/10                                    520             523
Quest Trust (E)(p)
   Series 2005-X2 Class A1
   5.410% due 12/25/35                                    152             152
RAAC Series (E)
   Series 2006-SP1 Class A1
   5.424% due 09/25/45                                  1,197           1,197
Renaissance Home Equity Loan Trust
   Series 2004-4 Class AF2
   3.856% due 02/25/35                                    159             158
   Series 2005-1 Class M1
   5.357% due 05/25/35                                    565             557
   Series 2005-2 Class AF2
   4.361% due 08/25/35                                  1,385           1,372
   Series 2005-2 Class AF4
   4.934% due 08/25/35                                    610             600
   Series 2005-4 Class A2
   5.399% due 02/25/36                                    575             573
   Series 2005-4 Class A3
   5.565% due 02/25/36                                    360             361
   Series 2006-1 Class AF6
   5.746% due 05/25/36                                  1,020           1,032
Residential Asset Mortgage Products, Inc.
   Series 2003-RS1 Class AI6A
   5.980% due 12/25/33                                  1,160           1,175
   Series 2004-RZ2 Class AI3
   4.300% due 01/25/31                                    366             362

 156  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-RZ3 Class A1 (E)
   5.394% due 08/25/36                                  2,407           2,407
Residential Asset Securities Corp.
   Series 2001-KS3 Class AII (E)
   5.780% due 09/25/31                                    241             241
   Series 2003-KS1 Class M2 (E)
   7.070% due 01/25/33                                    352             353
   Series 2003-KS2 Class MI1
   4.800% due 04/25/33                                  2,540           2,490
Saxon Asset Securities Trust (E)
   Series 2005-2 Class A2A
   5.414% due 10/25/35                                     50              50
   Series 2006-3 Class A1
   5.382% due 11/25/36                                    885             885
Securitized Asset Backed Receivables LLC Trust
   (E)
   Series 2006-WM1 Class A2A
   5.394% due 12/25/35                                    977             977
Sharps SP I, LLC
   7.000% due 01/25/34                                     61              43
SLM Student Loan Trust (E)
   Series 2006-9 Class A1
   5.338% due 10/25/12                                  4,400           4,399
Small Business Administration
   Series 2000-P10 Class 1
   7.449% due 08/01/10                                     72              76
Small Business Administration Participation
   Certificates
   7.500% due 04/01/17                                  1,504           1,574
Soundview Home Equity Loan Trust
   Series 2006-WF1 Class A2
   5.645% due 10/25/36                                  2,125           2,125
Specialty Underwriting & Residential Finance (E)
   Series 2005-BC2 Class A2A
   5.429% due 12/25/35                                    163             163
Structured Asset Investment Loan Trust (E)
   Series 2005-3 Class M2
   5.760% due 04/25/35                                    675             678
   Series 2005-HE1 Class A1
   5.424% due 07/25/35                                    475             475
Structured Asset Mortgage Investments, Inc. (E)
   Series 2006-AR7 Class A2A
   5.560% due 08/25/36                                  2,272           2,275
Structured Asset Securities Corp.
   Series 2001-SB1 Class A2
   3.375% due 08/25/31                                    492             441
   Series 2004-16X Class A2
   4.910% due 08/25/34                                    581             578
   Series 2004-19X Class A2
   4.370% due 10/25/34                                  2,125           2,102

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-GEL Class A (E)
   5.674% due 12/25/34                                    980             981
   Series 2005-S2 Class A2 (E)
   5.524% due 06/25/35                                  1,981           1,982
   Series 2006-BC3 Class A2 (E)
   5.370% due 10/25/36                                  2,000           2,000
Tenaska Alabama II Partners, LP (p)
   6.125% due 03/30/23                                    467             475
Tenaska Alabama Partners, LP (p)
   7.000% due 06/30/21                                     --              --
Terwin Mortgage Trust (E)
   Series 2005-12A Class AF1
   5.504% due 07/25/36                                  1,019           1,019
   Series 2005-8HE Class A1 (p)
   5.449% due 07/25/35                                    210             210
TXU Electric Delivery Transition Bond Co.
   Series 2004-1 Class A2
   4.810% due 11/17/14                                    300             296
Washington Mutual
   5.504% due 11/25/46                                  2,000           2,000
Washington Mutual Mortgage Pass-Through
   Certificates (E)
   Series 2006-AR6 Class 1A
   5.588% due 07/25/46                                  1,680           1,682
Wells Fargo Home Equity Trust (E)(A)
   Series 2005-4 Class AI1
   5.450% due 12/25/35                                  1,887           1,887
World Financial Properties (p)
   6.910% due 09/01/13                                    609             640
   6.950% due 09/01/13                                    180             189
                                                                 ------------
                                                                      177,963
                                                                 ------------

Corporate Bonds and Notes - 15.7%
Abbott Laboratories
   5.600% due 05/15/11                                  1,140           1,162
   5.875% due 05/15/16                                    575             598
Abitibi-Consolidated Finance, LP (N)
   7.875% due 08/01/09                                    960             941
Ace Capital Trust II
   9.700% due 04/01/30                                  1,050           1,434
AIG SunAmerica Global Financing VI (p)
   6.300% due 05/10/11                                  1,490           1,558
Alamosa Delaware, Inc.
   8.500% due 01/31/12                                    600             638
Allied Waste North America, Inc.
   Series B
   7.125% due 05/15/16                                    500             495

                                                    Multistrategy Bond Fund  157

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Altria Group, Inc. (N)
   7.750% due 01/15/27                                    450             552
American Casino & Entertainment Properties LLC
   7.850% due 02/01/12                                  1,250           1,272
American Electric Power Co., Inc.
   Series C
   5.375% due 03/15/10                                    100             100
American Express Bank (E)
   Series BKNT
   5.330% due 10/16/08                                  1,800           1,799
American Express Co.
   6.800% due 09/01/66                                    600             638
American Express Credit Corp. (E)
   5.380% due 03/02/09                                  1,800           1,801
American General Finance Corp.
   4.875% due 05/15/10 (N)                              1,300           1,282
   Series MTNH
   4.625% due 09/01/10                                     45              44
   Series MTNI
   4.625% due 05/15/09                                    220             216
American International Group, Inc.
   4.700% due 10/01/10                                  1,220           1,203
   5.375% due 10/18/11                                  1,240           1,251
   5.050% due 10/01/15 (N)                              1,335           1,304
American RE Corp.
   Series B
   7.450% due 12/15/26                                  1,445           1,638
Americo Life, Inc. (p)
   7.875% due 05/01/13                                    225             227
Ameriprise Financial, Inc.
   7.518% due 06/01/66                                  1,120           1,218
AmerisourceBergen Corp.
   Series WI
   5.625% due 09/15/12                                  1,060           1,041
AmerUs Group Co.
   5.950% due 08/15/15                                    850             872
Anadarko Petroleum Corp.
   5.950% due 09/15/16                                    505             513
ANZ Capital Trust (f)(p)
   4.484% due 12/31/49                                  1,400           1,361
Arizona Public Service Co.
   5.800% due 06/30/14                                    550             551
AT&T Corp.
   7.300% due 11/15/11                                    885             963
   8.000% due 11/15/31                                  1,425           1,785
AT&T, Inc.
   5.495% due 05/15/08 (E)                              3,300           3,302
   5.612% due 11/14/08 (E)                              3,400           3,409
   5.100% due 09/15/14                                    325             317
Avista Capital Trust III
   6.500% due 04/01/34                                    851             849
Avista Corp.
   9.750% due 06/01/08                                    610             644

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
AXA Financial, Inc.
   6.500% due 04/01/08                                    325             330
BAC Capital Trust XI
   6.625% due 05/23/36                                    355             382
BAE Systems Holdings, Inc. (p)
   6.400% due 12/15/11                                  2,915           3,024
Ball Corp.
   6.625% due 03/15/18                                  1,135           1,114
Bank of America Corp.
   5.400% due 06/19/09 (E)                              5,600           5,602
   7.800% due 02/15/10                                    460             496
Bank of America NA
   6.000% due 10/15/36                                    500             516
Bank of New York Co., Inc.
   5.125% due 11/01/11                                  1,445           1,445
BellSouth Corp.
   4.200% due 09/15/09                                    465             452
   6.550% due 06/15/34                                    260             269
BNP Paribas Capital Trust (f)(A)
   9.003% due 12/29/49                                  2,600           2,930
Boeing Capital Corp. (N)
   6.100% due 03/01/11                                    365             379
Boston Scientific Corp.
   6.400% due 06/15/16                                  2,650           2,692
Bowater, Inc. (N)
   9.000% due 08/01/09                                    860             894
Burlington Northern Santa Fe Corp.
   6.750% due 07/15/11                                    110             117
   6.875% due 12/01/27                                     55              61
   6.750% due 03/15/29                                    110             122
California Steel Industries, Inc.
   6.125% due 03/15/14                                  1,620           1,498
Carolina Power & Light Co.
   6.500% due 07/15/12                                     50              53
Caterpillar Financial Services Corp.
   5.470% due 05/18/09 (E)                              1,600           1,601
   Series MTNF
   3.625% due 11/15/07                                    160             157
Caterpillar, Inc.
   6.050% due 08/15/36                                    685             718
CenterPoint Energy Houston Electric LLC
   Series J2
   5.700% due 03/15/13                                    470             475
CenterPoint Energy Resources Corp.
   Series B
   7.875% due 04/01/13                                  1,210           1,351

 158  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Centex Corp.
   6.500% due 05/01/16                                    950             974
Cingular Wireless Services, Inc.
   7.875% due 03/01/11                                    825             905
   8.750% due 03/01/31                                    325             426
CIT Group, Inc.
   3.650% due 11/23/07                                    260             256
   5.540% due 12/19/08 (E)                                900             902
   5.546% due 08/17/09 (E)                              4,900           4,903
   6.875% due 11/01/09                                    140             146
   4.125% due 11/03/09                                    225             218
Citicorp
   Series MTNF
   6.375% due 11/15/08                                    265             271
Citigroup Funding, Inc.
   Zero coupon due 07/17/08                               550             560
Citigroup Global Markets Holdings, Inc. (E)
   Series MTNA
   5.490% due 03/17/09                                    300             300
   Series MTNM
   5.430% due 03/07/08                                  1,800           1,801
Citigroup, Inc.
   4.200% due 12/20/07 (N)                              3,600           3,558
   3.500% due 02/01/08                                  3,110           3,045
   6.500% due 01/18/11                                  1,745           1,834
   4.700% due 05/29/15                                    180             173
   6.125% due 08/25/36                                  1,320           1,371
Citizens Communications Co.
   9.250% due 05/15/11                                    635             704
Clorox Co.
   5.444% due 12/14/07 (E)                                705             706
   4.200% due 01/15/10                                    525             510
CNA Financial Corp.
   6.500% due 08/15/16                                    850             889
Columbus Southern Power Co.
   Series C
   5.500% due 03/01/13                                    260             261
Comcast Cable Communications Holdings, Inc.
   9.455% due 11/15/22                                    750             979
Comcast Cable Communications, Inc.
   6.750% due 01/30/11                                    425             447
Comcast Corp.
   5.800% due 07/14/09 (E)                                655             656
   5.900% due 03/15/16                                    145             146
   6.500% due 11/15/35                                    580             592
   6.450% due 03/15/37                                    435             441
Commonwealth Edison Co.
   6.950% due 07/15/18                                    150             154
ConAgra Foods, Inc.
   7.000% due 10/01/28 (N)                                215             234
   8.250% due 09/15/30                                    275             338

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Consolidated Natural Gas Co.
   Series A
   5.000% due 12/01/14                                    395             377
   Series C
   6.250% due 11/01/11                                    155             160
Constellation Brands, Inc.
   Series B
   8.125% due 01/15/12                                    360             373
Consumers Energy Co.
   Series F
   4.000% due 05/15/10                                    175             167
   Series H
   4.800% due 02/17/09                                    325             321
Continental Airlines, Inc. (N)
   Series 01-1
   6.503% due 06/15/11                                    550             560
Cooper Industries, Inc.
   Series WI
   5.250% due 11/15/12                                    500             498
Corrections Corp. of America
   7.500% due 05/01/11                                    480             491
Countrywide Home Loans, Inc. (N)
   3.250% due 05/21/08                                    680             660
COX Communications, Inc.
   4.625% due 01/15/10                                  2,545           2,487
Credit Suisse First Boston Mortgage Securities
   Corp. (E)(p)
   Series 2005-CN2 Class A1S
   5.550% due 11/15/19                                  1,532           1,533
Credit Suisse First Boston USA, Inc.
   4.875% due 08/15/10                                    335             332
   6.500% due 01/15/12                                    215             227
   5.500% due 08/15/13                                    230             233
Credit Suisse USA, Inc. (N)
   5.250% due 03/02/11                                    625             627
CVS Corp.
   5.750% due 08/15/11                                    625             635
DaimlerChrysler NA Holding Corp.
   5.820% due 03/13/09 (E)                              1,100           1,101
   8.500% due 01/18/31 (N)                                320             385
DaimlerChrysler North America Holding Corp. (E)
   5.918% due 08/03/09                                  1,425           1,426
Delhaize America, Inc.
   9.000% due 04/15/31                                    435             510
Detroit Edison Co.
   6.125% due 10/01/10                                    595             613
   6.350% due 10/15/32                                    275             290

                                                    Multistrategy Bond Fund  159

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Developers Diversified Realty Corp.
   5.000% due 05/03/10                                    400             395
   4.625% due 08/01/10                                    776             756
   5.250% due 04/15/11                                     50              50
   5.375% due 10/15/12                                    370             368
Dex Media East Finance Co.
   12.125% due 11/15/12                                   220             245
Dominion Resources, Inc.
   6.300% due 09/30/66                                  1,005           1,006
   Series A
   5.687% due 05/15/08                                    755             758
   Series B
   6.250% due 06/30/12                                    120             125
DPL, Inc.
   6.875% due 09/01/11                                  1,070           1,129
Dresdner Funding Trust I (p)
   8.151% due 06/30/31                                  1,065           1,287
Drummond Co., Inc. (p)
   7.375% due 02/15/16                                  1,160           1,108
Duke Energy Field Services LLC
   6.875% due 02/01/11                                     60              63
E*Trade Financial Corp.
   8.000% due 06/15/11                                  1,370           1,421
Echostar DBS Corp.
   6.375% due 10/01/11                                    595             589
   6.625% due 10/01/14                                    280             270
El Paso Corp.
   6.950% due 12/15/07 (N)                              2,600           2,623
   Series *
   6.700% due 02/15/27                                    705             706
El Paso Natural Gas Co.
   Series A
   7.625% due 08/01/10                                    750             774
Eli Lilly & Co. (N)
   6.770% due 01/01/36                                  1,235           1,441
Embarq Corp.
   7.995% due 06/01/36                                    200             213
Energy Transfer Partners, LP
   5.950% due 02/01/15                                  1,125           1,135
Entergy Gulf States, Inc.
   3.600% due 06/01/08                                    235             228
   6.140% due 12/08/08 (E)(p)                             570             571
Enterprise Products Operating, LP
   4.950% due 06/01/10                                    825             811
   8.375% due 08/01/66                                  1,980           2,128
   Series B
   4.625% due 10/15/09                                    880             862
Erac USA Finance Co. (p)
   7.350% due 06/15/08                                    780             803
   5.300% due 11/15/08                                    350             349
Farmers Exchange Capital (p)
   7.050% due 07/15/28                                  2,290           2,401

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Farmers Insurance Exchange (p)
   6.000% due 08/01/14                                    570             566
   8.625% due 05/01/24                                  1,140           1,368
FedEx Corp.
   5.500% due 08/15/09                                    170             171
   7.600% due 07/01/97                                    440             521
Financing Corp.
   Principal Only STRIP
   Series 10P
   Zero coupon due 11/30/17                             2,700           1,559
   Series 15P
   Zero coupon due 03/07/19                               390             210
   Series 2P
   Zero coupon due 11/30/17                               330             191
   Series 6P
   Zero coupon due 08/03/18                             1,640             912
First Union Institutional Capital II
   7.850% due 01/01/27                                  1,680           1,750
FirstEnergy Corp.
   Series B
   6.450% due 11/15/11                                  3,440           3,599
   Series C
   7.375% due 11/15/31                                    885           1,035
Ford Motor Co. (N)
   7.450% due 07/16/31                                  1,240             972
   7.700% due 05/15/97                                    585             426
Ford Motor Credit Co.
   9.750% due 09/15/10 (p)                              1,110           1,145
   9.875% due 08/10/11                                  3,660           3,782
FPL Group Capital, Inc.
   5.625% due 09/01/11                                    820             831
FTI Consulting, Inc. (p)
   7.750% due 10/01/16                                  1,160           1,186
Galaxy Entertainment Finance Co., Ltd. (E)(p)
   10.420% due 12/15/10                                   370             390
General Electric Capital Corp.
   5.570% due 01/20/10 (E)                              2,100           2,103
   5.500% due 04/28/11                                  1,060           1,076
   5.568% due 01/08/16 (E)                              1,100           1,102
   Series mtn (E)
   5.410% due 10/26/09                                    200             200
   Series MTNA
   5.466% due 01/15/08 (E)(N)                             700             701
   5.600% due 07/28/08 (E)                              2,000           2,004
   4.250% due 12/01/10 (N)                                180             175
   5.875% due 02/15/12                                    320             330
   5.450% due 01/15/13 (N)                              2,200           2,233
   4.750% due 09/15/14 (N)                                 80              78

 160  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
General Motors Corp. (N)
   8.375% due 07/15/33                                  2,200           1,958
Georgia-Pacific Corp.
   8.125% due 05/15/11                                  1,000           1,035
   9.500% due 12/01/11                                    690             750
   8.875% due 05/15/31                                    927             980
Glencore Funding LLC (p)
   6.000% due 04/15/14                                    980             952
Glencore Nickel, Ltd.
   9.000% due 12/01/14                                    305              --
GMAC LLC
   6.875% due 09/15/11                                  4,816           4,849
   8.000% due 11/01/31 (N)                              4,245           4,548
Goldman Sachs Group, Inc.
   5.478% due 06/23/09 (E)                              2,300           2,301
   6.875% due 01/15/11                                  2,970           3,150
   5.350% due 01/15/16                                  2,435           2,405
   6.345% due 02/15/34                                    810             827
   Series MTNB (E)
   5.527% due 12/22/08                                  1,800           1,802
   5.841% due 07/23/09                                  1,500           1,510
Great West Life & Annuity Insurance Co. (A)
   7.153% due 05/16/46                                    660             695
Greater Bay Bancorp
   Series B
   5.250% due 03/31/08                                    900             896
Harrah's Operating Co., Inc.
   5.500% due 07/01/10                                    525             504
   6.500% due 06/01/16                                  2,295           2,020
Hartford Financial Services Group, Inc.
   5.663% due 11/16/08                                    845             850
   7.900% due 06/15/10                                     80              86
HCA, Inc.
   5.500% due 12/01/09                                  1,200           1,208
Health Care Property Investors, Inc.
   5.950% due 09/15/11                                  1,750           1,770
Healthsouth Corp. (N)(p)
   10.750% due 06/15/16                                   825             846
Hertz Corp. (p)
   8.875% due 01/01/14                                    835             873
Hess Corp.
   6.650% due 08/15/11                                    350             367
   7.300% due 08/15/31                                    585             663
Hewlett-Packard Co. (E)
   5.524% due 05/22/09                                    580             581
Historic TW, Inc.
   8.050% due 01/15/16                                  1,035           1,168
HJ Heinz Co. (p)
   6.428% due 12/01/08                                    200             204
HJ Heinz Finance Co.
   6.000% due 03/15/12                                    210             213

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Host Hotels & Resorts, LP (A)
   6.875% due 11/01/14                                    465             467
Host Marriott, LP
   Series Q
   6.750% due 06/01/16                                  1,590           1,548
HRPT Properties Trust
   5.750% due 02/15/14                                    670             670
HSBC Finance Corp.
   5.520% due 09/15/08 (E)                              3,600           3,609
   4.125% due 12/15/08                                    175             172
   5.875% due 02/01/09 (N)                                660             671
   4.125% due 11/16/09                                    270             262
   8.000% due 07/15/10                                    165             180
   4.625% due 09/15/10                                    600             589
   6.375% due 10/15/11                                    365             383
   6.375% due 11/27/12                                  1,195           1,261
   5.000% due 06/30/15                                    730             709
HSBC Financial Capital Trust IX
   5.911% due 11/30/35                                    900             905
Huntsman International LLC
   Series *
   10.125% due 07/01/09                                   825             837
ICI Wilmington, Inc.
   4.375% due 12/01/08                                    210             205
Innophos Investments Holdings, Inc. (E)
   13.405% due 02/15/15                                 1,551           1,619
Innophos, Inc.
   8.875% due 08/15/14                                    880             878
Insight Midwest, LP
   10.500% due 11/01/10                                   351             363
International Business Machines Corp. (N)
   7.125% due 12/01/96                                  1,170           1,372
International Lease Finance Corp.
   5.750% due 06/15/11                                    180             184
   5.625% due 09/20/13                                    555             559
International Paper Co.
   6.750% due 09/01/11                                    650             692
   5.500% due 01/15/14                                    630             623
International Steel Group, Inc.
   6.500% due 04/15/14                                    745             745
Interpublic Group of Cos., Inc.
   5.400% due 11/15/09                                    450             427
   7.250% due 08/15/11                                    100              97
iStar Financial, Inc. (N)
   Series B
   5.125% due 04/01/11                                  1,100           1,081

                                                    Multistrategy Bond Fund  161

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
ITT Corp.
   7.400% due 11/15/25                                    455             536
JC Penney Co., Inc.
   7.375% due 08/15/08                                    510             526
JC Penney Corp., Inc.
   7.625% due 03/01/97                                    220             230
John Hancock Financial Services, Inc.
   5.625% due 12/01/08                                    120             121
John Hancock Global Funding II (p)
   7.900% due 07/02/10                                    440             480
JP Morgan Chase Bank NA
   6.000% due 08/16/10                                    608             562
   6.000% due 08/16/10                                    707             654
   Series EMTn
   4.590% due 05/22/45                           BRL   10,586           6,372
JP Morgan Chase Capital XVIII
   Series R
   6.950% due 08/17/36                                    930           1,007
JP Morgan Chase Capital XX
   Series T
   6.550% due 09/29/36                                    790             818
JPMorgan Chase & Co.
   6.000% due 02/15/09                                    170             173
   7.000% due 11/15/09                                     65              68
   6.750% due 02/01/11                                    175             185
   5.600% due 06/01/11                                    470             478
   5.150% due 10/01/15                                  1,165           1,140
Kellogg Co.
   Series B
   6.600% due 04/01/11                                  2,450           2,584
Kerr-McGee Corp.
   6.950% due 07/01/24                                    725             786
KeySpan Corp. (N)
   7.625% due 11/15/10                                    525             567
Kinder Morgan Energy Partners, LP
   5.125% due 11/15/14                                    175             167
Kinder Morgan Finance (N)
   Series WI
   5.350% due 01/05/11                                    425             415
Kinder Morgan Finance Co. ULC
   Series WI
   5.700% due 01/05/16                                    625             579
Kraft Foods, Inc.
   4.125% due 11/12/09                                    452             439
   5.625% due 11/01/11                                  2,940           2,979
   6.500% due 11/01/31                                    170             185
Kroger Co. (The)
   7.250% due 06/01/09                                    270             282
   8.000% due 09/15/29                                    165             189
LaBranche & Co., Inc.
   9.500% due 05/15/09                                  1,000           1,052
Lehman Brothers Holdings, Inc.
   5.601% due 10/22/08 (E)                              1,800           1,802
   5.460% due 04/03/09 (E)                              2,400           2,402

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   5.000% due 01/14/11                                  1,305           1,295
   5.500% due 04/04/16                                    625             626
Lenfest Communications, Inc.
   7.625% due 02/15/08                                    100             103
Level 3 Financing, Inc. (N)
   12.250% due 03/15/13                                   595             671
Liberty Mutual Group, Inc. (N)(p)
   6.700% due 08/15/16                                    720             766
Lodgenet Entertainment Corp.
   9.500% due 06/15/13                                    720             770
Lubrizol Corp.
   4.625% due 10/01/09                                    631             619
M&I Marshall & Ilsley Bank
   Series BKNT
   3.800% due 02/08/08                                    755             740
Mandalay Resort Group (N)
   6.500% due 07/31/09                                    500             501
Manufacturers & Traders Trust Co.
   5.585% due 12/28/20                                    248             248
Marsh & McLennan Cos., Inc.
   5.150% due 09/15/10                                    825             791
May Department Stores Co. (The) (N)
   6.700% due 07/15/34                                    570             574
MBNA Corp. (E)
   Series MTNF
   5.910% due 05/05/08                                    780             785
Medco Health Solutions, Inc.
   7.250% due 08/15/13                                  1,297           1,409
Merrill Lynch & Co., Inc.
   5.490% due 06/16/08 (E)                              6,800           6,811
   6.050% due 05/16/16                                    815             846
   6.220% due 09/15/26                                    455             470
   Series MTNC
   4.250% due 02/08/10                                  3,195           3,108
Metlife, Inc.
   5.000% due 06/15/15                                    520             504
Midamerican Energy Holdings Co.
   Series WI
   6.125% due 04/01/36                                  1,900           1,954
Midamerican Funding LLC
   6.750% due 03/01/11                                    590             623
Miller Brewing Co. (p)
   4.250% due 08/15/08                                    585             574
   5.500% due 08/15/13                                    810             802
Mohawk Industries, Inc.
   Series D
   7.200% due 04/15/12                                    340             356

 162  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Monumental Global Funding II (p)
   4.625% due 03/15/10                                    320             314
Morgan Stanley
   5.375% due 10/15/15                                    730             725
   6.250% due 08/09/26                                  1,155           1,210
   Series GMTN (E)
   5.550% due 02/09/09                                  3,100           3,104
Motorola, Inc.
   4.608% due 11/16/07                                    393             390
Natexis Ambs Co. LLC (f)(p)
   8.440% due 12/29/49                                    430             451
National Rural Utilities Cooperative Finance
   Corp.
   5.750% due 08/28/09                                    200             203
Nationwide Financial Services
   6.250% due 11/15/11                                    395             411
Nationwide Mutual Insurance Co. (p)
   7.875% due 04/01/33                                    867           1,033
Neiman-Marcus Group, Inc. (N)
   Series WI
   10.375% due 10/15/15                                 1,200           1,312
Nelnet, Inc.
   7.400% due 09/29/36                                  1,170           1,184
News America Holdings, Inc.
   7.750% due 12/01/45                                    275             310
   7.900% due 12/01/95                                    410             455
   8.250% due 10/17/96                                    135             155
News America, Inc.
   7.125% due 04/08/28                                     75              80
Nextel Communications, Inc.
   Series E
   6.875% due 10/31/13                                    955             976
Nisource Finance Corp.
   5.968% due 11/23/09 (E)                                370             370
   7.875% due 11/15/10                                    750             811
Norfolk Southern Corp.
   7.050% due 05/01/37                                    280             329
   7.900% due 05/15/97                                  2,300           2,882
   6.000% due 03/15/2105                                  950             916
North Front Pass-Through Trust (p)
   5.810% due 12/15/24                                  1,700           1,689
Occidental Petroleum Corp.
   9.250% due 08/01/19                                    285             379
Ohio Power Co.
   Series F
   5.500% due 02/15/13                                     55              55
   Series K
   6.000% due 06/01/16                                    560             578
Oneok, Inc.
   5.510% due 02/16/08                                    775             776
Pacific Gas & Electric Co.
   4.200% due 03/01/11                                  1,015             975
   6.050% due 03/01/34                                    335             342

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Peabody Energy Corp. (N)
   7.875% due 11/01/26                                    500             519
Pemex Project Funding Master Trust
   Series 144a (p)
   5.750% due 12/15/15                                    500             494
   6.625% due 06/15/35                                    940             948
   Series WI
   6.625% due 06/15/35                                    205             207
Pepco Holdings, Inc. (E)
   5.856% due 06/01/10                                    975             978
Phoenix Life Insurance Co. (p)
   7.150% due 12/15/34                                    850             919
Pilgrim's Pride Corp.
   9.625% due 09/15/11                                    140             147
Pinnacle Entertainment, Inc.
   8.250% due 03/15/12                                    140             142
Plains All American Pipeline, LP
   6.700% due 05/15/36 (p)                                580             601
   6.650% due 01/15/37 (A)                                380             389
Plantinum Underwriters Financial, Inc.
   Series B
   6.371% due 11/16/07                                    405             402
Platinum Underwriters Finance, Inc. (N)
   Series B
   7.500% due 06/01/17                                    520             544
Popular North America Capital Trust I
   6.564% due 09/15/34                                  1,137           1,112
Popular North America, Inc.
   5.886% due 04/06/09 (E)                                705             707
   Series MTNE
   3.875% due 10/01/08                                  1,600           1,557
Progress Energy, Inc.
   7.100% due 03/01/11                                    605             648
   6.850% due 04/15/12                                     90              96
   7.000% due 10/30/31                                    590             664
PSEG Energy Holdings LLC
   8.625% due 02/15/08                                     94              98
Qwest Corp.
   7.875% due 09/01/11                                  1,320           1,398
   7.625% due 06/15/15                                  1,000           1,052
Rabobank Capital Funding II (f)(p)
   5.260% due 12/31/49                                    995             977
Radiologix, Inc.
   Series B
   10.500% due 12/15/08                                 1,180           1,209

                                                    Multistrategy Bond Fund  163

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
RBS Capital Trust III (f)
   5.512% due 09/29/49                                  1,395           1,372
Reinsurance Group of America, Inc.
   6.750% due 12/15/65                                    325             322
Residential Capital Corp.
   6.125% due 11/21/08                                    835             840
   7.337% due 04/17/09 (E)(p)                           1,365           1,368
   6.375% due 06/30/10                                  1,752           1,778
   6.000% due 02/22/11                                  1,260           1,264
   5.125% due 05/17/12                             EUR    670             867
   6.500% due 04/17/13                                  1,945           1,979
   Series WI (N)
   6.875% due 06/30/15                                  1,710           1,790
RH Donnelley, Inc.
   10.875% due 12/15/12                                   980           1,072
Rural Cellular Corp.
   8.250% due 03/15/12                                    305             314
Safeco Capital Trust I
   8.072% due 07/15/37                                    900             946
Safeway, Inc.
   5.830% due 03/27/09 (E)                              1,085           1,086
   5.800% due 08/15/12 (N)                                 60              60
   7.250% due 02/01/31 (N)                                105             115
SB Treasury Co. LLC (f)(A)
   (Step Up, 10.925%, 06/30/08)
   9.400% due 12/29/49                                  2,028           2,150
SBC Communications, Inc.
   6.150% due 09/15/34                                    945             945
Sempra Energy (E)
   5.863% due 05/21/08                                    891             892
Simon Property Group, LP (N)
   5.600% due 09/01/11                                  1,000           1,011
SLM Corp.
   4.000% due 01/15/10                                    540             522
   Series MTNA (E)
   5.695% due 07/25/08                                  6,200           6,221
Southern California Edison Co.
   7.625% due 01/15/10                                    260             277
Southern Copper Corp.
   7.500% due 07/27/35                                  1,915           2,047
Sovereign Capital Trust VI
   7.908% due 06/13/36                                  1,170           1,315
Sprint Capital Corp.
   7.625% due 01/30/11                                  3,055           3,293
   6.875% due 11/15/28                                     85              87
   8.750% due 03/15/32                                  3,360           4,151
Structured Asset Mortgage
   Investments II (E)
   Series 2006-AR5 Class 1A2
   5.584% due 05/25/36                                  1,602           1,605
Suncom Wireless, Inc. (N)
   8.500% due 06/01/13                                  1,335           1,268
Sungard Data Systems, Inc.
   10.250% due 08/15/15                                   956           1,001

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Swiss Re Capital I, LP (f)(p)
   6.854% due 05/29/49                                    815             851
Symetra Financial Corp. (p)
   6.125% due 04/01/16                                    900             912
TCI Communications, Inc.
   7.875% due 02/15/26                                    145             166
TDS Investor Corp. (N)(p)
   11.875% due 09/01/16                                 2,055           2,024
TECO Energy, Inc.
   7.200% due 05/01/11                                    715             744
Tele-Communications-TCI Group
   9.800% due 02/01/12                                    990           1,171
   7.875% due 08/01/13                                  2,240           2,505
Texas Eastern Transmission, LP
   7.000% due 07/15/32                                    280             316
Time Warner Entertainment Co., LP
   Series *
   8.375% due 03/15/23                                    426             503
Twin Reefs Pass-Through Trust (E)(f)(p)
   6.370% due 12/10/49                                    900             901
Tyson Foods, Inc.
   6.600% due 04/01/16                                    285             293
Union Pacific Corp.
   6.625% due 02/01/08                                    265             269
   3.625% due 06/01/10                                     85              80
   6.125% due 01/15/12                                    800             829
   Series MTNE
   6.790% due 11/09/07                                    110             111
Union Planters Corp.
   7.750% due 03/01/11                                    265             290
United Technologies Corp.
   6.050% due 06/01/36                                    535             573
UnitedHealth Group, Inc.
   5.250% due 03/15/11                                    565             564
UnumProvident Finance Co. PLC (p)
   6.850% due 11/15/15                                    625             655
US Oncology, Inc.
   9.000% due 08/15/12                                    465             482
USB Capital IX (f)
   6.189% due 04/15/42                                  1,145           1,169
Valero Logistics Operations, LP
   6.050% due 03/15/13                                  1,117           1,133
Verizon Communications, Inc.
   5.550% due 02/15/16                                    735             732

 164  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Verizon Global Funding Corp.
   7.250% due 12/01/10                                    800             859
   5.850% due 09/15/35                                    810             777
Verizon, Inc.
   6.500% due 09/15/11                                     70              72
Viacom, Inc.
   5.741% due 06/16/09 (E)                              1,275           1,275
   5.750% due 04/30/11                                    935             936
   6.875% due 04/30/36                                    580             584
Visteon Corp. (N)
   8.250% due 08/01/10                                  1,060           1,012
Wachovia Bank NA (E)
   Series BKNT
   5.460% due 05/25/10                                  3,800           3,800
Wachovia Capital Trust III (f)
   5.800% due 03/15/42                                  5,010           5,054
Wachovia Corp. (E)
   5.535% due 10/28/08                                  3,000           3,003
Washington Mutual, Inc.
   8.250% due 04/01/10                                    755             819
WellPoint, Inc.
   3.750% due 12/14/07                                    270             265
   4.250% due 12/15/09                                    532             517
   5.850% due 01/15/36                                  1,335           1,313
Wells Fargo & Co.
   4.950% due 10/16/13                                    390             382
Wells Fargo Bank NA
   5.750% due 05/16/16                                    655             673
West Corp. (A)
   9.500% due 10/15/14                                  1,375           1,372
Weyerhaeuser Co.
   7.125% due 07/15/23                                    970             975
Willis North America, Inc.
   5.125% due 07/15/10                                    680             661
   5.625% due 07/15/15                                    785             750
Windstream Corp. (p)
   8.125% due 08/01/13                                    615             657
   8.625% due 08/01/16                                    945           1,019
Wisconsin Electric Power
   3.500% due 12/01/07                                    145             142
Wyeth
   6.950% due 03/15/11                                  2,675           2,850
   5.500% due 02/01/14                                  1,110           1,117
Xcel Energy, Inc.
   6.500% due 07/01/36                                    380             406
Xlliac Global Funding (p)
   4.800% due 08/10/10                                    730             717
Yum! Brands, Inc.
   8.875% due 04/15/11                                    350             396

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
ZFS Finance USA Trust I (p)
   6.450% due 12/15/65                                  1,205           1,203
Zurich Capital Trust I (p)
   8.376% due 06/01/37                                  1,345           1,413
                                                                 ------------
                                                                      408,909
                                                                 ------------

International Debt - 4.8%
Abbey National PLC (f)(N)
   (Step Up, 7.570%, 06/15/08)
   6.700% due 06/29/49                                    775             790
Abitibi-Consolidated, Inc. (N)
   8.850% due 08/01/30                                    345             286
Abu Dhabi National Energy Co. (p)
   5.875% due 10/27/16                                    845             861
   6.500% due 10/27/36                                  1,700           1,776
America Movil SA de CV
   5.500% due 03/01/14                                    500             490
Amvescap PLC
   4.500% due 12/15/09                                  1,337           1,305
Arch Capital Group, Ltd.
   7.350% due 05/01/34                                    430             478
Argentina Government International Bond
   Series $GDP
   Zero coupon due 12/15/35                             1,550             173
Arlington Street CDO, Ltd. (p)
   Series 2000-1A Class A2
   7.660% due 06/10/12                                  1,710           1,705
Aspen Insurance Holdings, Ltd.
   6.000% due 08/15/14                                    200             196
AXA SA
   8.600% due 12/15/30                                    255             335
Barclays Bank PLC (f)(p)
   7.375% due 06/29/49                                    910             989
Biovail Corp.
   7.875% due 04/01/10                                  1,363           1,366
Bowater Canada Finance (N)
   7.950% due 11/15/11                                  1,095           1,046
Brascan Corp.
   7.125% due 06/15/12                                    565             606
Brazilian Government International Bond
   10.500% due 07/14/14 (N)                                35              44
   8.875% due 04/15/24                                  2,125           2,595
British Telecommunications PLC
   8.375% due 12/15/10                                    180             202
   8.875% due 12/15/30                                  1,280           1,734
Canadian Natural Resources, Ltd.
   6.500% due 02/15/37                                    475             488
Canadian Oil Sands, Ltd. (p)
   4.800% due 08/10/09                                    481             472

                                                    Multistrategy Bond Fund  165

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Catalyst Paper Corp.
   Series D
   8.625% due 06/15/11                                  1,550           1,550
China Development Bank
   5.000% due 10/15/15                                    200             195
CIT Group Funding Co. of Canada
   5.600% due 11/02/11                                    570             576
Conoco Funding Co.
   6.350% due 10/15/11                                  2,330           2,452
Corp. Nacional del Cobre de Chile (A)
   6.150% due 10/24/36                                    100             102
Deutsche Telekom International Finance BV
   5.569% due 03/23/09 (E)                              2,200           2,201
   5.375% due 03/23/11                                    475             474
   8.250% due 06/15/30                                    895           1,112
DNB Nor Bank ASA (E)(A)
   5.443% due 10/13/09                                  6,300           6,297
Egypt Government AID Bonds
   4.450% due 09/15/15                                  2,210           2,139
Embraer Overseas, Ltd. (N)(A)
   6.375% due 01/24/17                                    495             495
Endurance Specialty Holdings, Ltd. (N)
   6.150% due 10/15/15                                    500             498
Export-Import Bank of China (p)
   4.875% due 07/21/15                                  1,290           1,250
Export-Import Bank of Korea
   4.125% due 02/10/09 (p)                                170             166
   5.125% due 02/14/11                                    735             732
Falconbridge, Ltd.
   6.000% due 10/15/15                                  1,005           1,011
FBG Finance, Ltd. (p)
   5.125% due 06/15/15                                    585             557
France Telecom SA
   8.500% due 03/01/31                                    625             830
Galaxy Entertainment Finance Co., Ltd. (N)(p)
   9.875% due 12/15/12                                    925             978
Gaz Capital for Gazprom (p)
   8.625% due 04/28/34                                    450             573
Glitnir Banki HF (A)
   6.693% due 06/15/16                                    965             996
HBOS PLC (f)(p)
   5.920% due 09/29/49                                    700             685
HBOS Treasury Services PLC (E)(A)
   Series Mtn
   5.414% due 07/17/09                                  1,600           1,601
HSBC Holdings PLC
   6.500% due 05/02/36                                    350             379
Intelsat Subsidiary Holding Co., Ltd. (E)
   10.484% due 01/15/12                                 1,030           1,044

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ispat Inland ULC
   9.750% due 04/01/14                                  1,779           1,992
Korea Electric Power Corp. (p)
   5.125% due 04/23/34                                    285             282
LG Electronics, Inc. (p)
   5.000% due 06/17/10                                    390             381
Majapahit Holding BV (A)
   7.250% due 10/17/11                                    480             486
Mantis Reef, Ltd. (p)
   4.692% due 11/14/08                                    585             575
Mexico Government International Bond
   8.300% due 08/15/31                                  1,570           1,996
Mizuho Financial Group Cayman, Ltd.
   5.790% due 04/15/14 (p)                                790             800
   Series REGS
   5.790% due 04/15/14                                    185             187
Montpelier Re Holdings, Ltd.
   6.125% due 08/15/13                                    570             553
MUFG Capital Finance 1, Ltd. (f)
   6.346% due 07/25/49                                    560             566
Nationwide Building Society (p)
   4.250% due 02/01/10                                    770             748
Nexen, Inc.
   5.875% due 03/10/35                                    296             283
Nippon Life Insurance (p)
   4.875% due 08/09/10                                  1,235           1,212
Norske Skogindustrier ASA (p)
   7.125% due 10/15/33                                  1,565           1,430
OAO Siberian Oil Co.
   Series REGS
   10.750% due 01/15/09                                 2,150           2,365
Panama Government International Bond
   8.875% due 09/30/27                                    300             373
Petroleum Export, Ltd. (p)
   5.265% due 06/15/11                                    186             181
Poland Government International Bond
   Series RSTA
   4.750% due 10/27/24                                    750             724
Province of Quebec Canada (N)
   Series PJ
   6.125% due 01/22/11                                  2,755           2,864
Ras Laffan Liquefied Natural Gas Co., Ltd. II
   (p)
   5.298% due 09/30/20                                  1,515           1,462

 166  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ras Laffan Liquefied Natural Gas Co., Ltd. III
   (p)
   5.832% due 09/30/16                                  1,080           1,090
   5.838% due 09/30/27                                  1,680           1,630
Resona Bank, Ltd. (f)(p)
   5.850% due 09/29/49                                  2,705           2,650
Resona Preferred Global Securities Cayman, Ltd.
   (f)(p)
   7.191% due 12/29/49                                  2,590           2,716
Royal Bank of Scotland Group PLC (f)
   Series 1
   9.118% due 03/31/49                                  4,025           4,482
Royal Bank of Scotland PLC (E)
   5.770% due 07/06/12                                  4,300           4,306
Russia Government International Bond (p)
   5.000% due 03/31/30                                  2,350           2,632
Santander Financial Issuances
   6.375% due 02/15/11                                    240             250
Sanwa Finance Aruba AEC (N)
   8.350% due 07/15/09                                  1,000           1,075
Sappi Papier Holding AG (p)
   6.750% due 06/15/12                                  1,055           1,015
   7.500% due 06/15/32                                    895             776
Secunda International, Ltd. (E)
   13.507% due 09/01/12                                   660             683
Shinsei Finance Cayman, Ltd. (f)(p)
   6.418% due 01/29/49                                    860             865
Siemens Financieringsmaatschappij NV (p)
   6.125% due 08/17/26                                    870             905
South Street CBO, Ltd.
   Series 1999-1A Class A1
   7.160% due 07/01/11                                     71              72
Stora Enso Oyj (p)
   7.250% due 04/15/36                                    795             833
Sumitomo Mitsui Banking Corp. (f)(p)
   5.625% due 07/29/49                                    495             484
Systems 2001 AT LLC (p)
   7.156% due 12/15/11                                    264             274
   6.664% due 09/15/13                                    391             412
Telecom Italia Capital SA
   4.000% due 01/15/10                                  1,666           1,587
   4.875% due 10/01/10                                    950             926
   6.108% due 07/18/11 (E)                              1,295           1,292
   5.250% due 10/01/15                                  1,960           1,833
   7.200% due 07/18/36                                  1,520           1,597
Telefonica Emisiones SAU
   5.629% due 06/19/09 (E)                                835             836
   5.984% due 06/20/11                                    550             562
   6.421% due 06/20/16                                    380             394
   7.045% due 06/20/36                                    315             339

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Telefonica Europe BV
   7.750% due 09/15/10                                  2,765           2,992
   8.250% due 09/15/30                                    655             794
Telefonos de Mexico SA de CV
   4.500% due 11/19/08                                  1,288           1,264
TELUS Corp.
   8.000% due 06/01/11                                  1,955           2,156
TNK-BP Finance SA (p)
   Series 144a
   7.500% due 07/18/16                                    725             759
Transocean, Inc. (E)
   5.591% due 09/05/08                                  1,200           1,200
Tyco International Group SA
   6.750% due 02/15/11                                  2,545           2,692
Tyumen Oil Co.
   Series REGS
   11.000% due 11/06/07                                 1,230           1,291
UFJ Finance Aruba AEC
   6.750% due 07/15/13                                    220             236
Unicredit Luxembourg Finance SA (E)(A)
   5.426% due 10/24/08                                  1,245           1,245
Vale Overseas, Ltd.
   6.250% due 01/11/16                                    460             463
Vedanta Resources PLC (p)
   6.625% due 02/22/10                                    820             809
Venezuela Government International Bond
   6.000% due 12/09/20                                  1,115           1,012
VTB Capital SA (E)(A)
   5.970% due 08/01/08                                  4,685           4,685
                                                                 ------------
                                                                      124,404
                                                                 ------------

Loan Agreements - 0.8%
Avis Budget Holdings, Term Loan
   6.630% due 04/19/12                                    509             506
AWAS, Second Lien Term Loan
   11.438% due 03/21/13                                   685             692
Georgia-Pacific Corp., First Lien Term Loan B
   7.367% due 12/20/12                                    201             202
   7.376% due 12/20/12                                     52              53
   7.390% due 12/20/12                                    838             843
Georgia-Pacific Corp., Second Lien Term Loan
   8.390% due 12/23/13                                    800             811
Healthsouth Corp., Term Loan B
   8.620% due 03/10/13                                  1,895           1,902

                                                    Multistrategy Bond Fund  167

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
La Petite Academy, Inc., Second Lien Term Loan
   12.610% due 02/17/13                                   500             505
Lyondell Chemical Co., Term Loan
   7.110% due 08/16/13                                    900             903
NRG Energy, Inc.
   7.367% due 02/01/13                                    996           1,001
Starbound Reinsurance, Ltd., Term B II Loan
   7.230% due 03/31/08                                  9,000           9,000
Starbound Reinsurance, Ltd., Term B III Loan
   6.730% due 03/31/08                                  2,000           2,000
United Airlines, Inc., Term Loan
   9.125% due 02/01/12                                    162             163
United Airlines, Inc., Term Loan B
   9.250% due 02/01/12                                  1,132           1,143
Visteon Corp., Term Loan
   8.610% due 06/13/13                                    900             900
Windstream Communications, Term Loan B
   7.120% due 07/17/13                                  1,035           1,042
                                                                 ------------
                                                                       21,666
                                                                 ------------

Mortgage-Backed Securities - 42.9%
Adjustable Rate Mortgage Trust (E)
   Series 2005-3 Class 8A2
   5.560% due 07/25/35                                  1,863           1,867
American Home Mortgage Assets (E)
   Series 2006-2 Class 2A2
   5.615% due 09/25/46                                  2,639           2,645
   Series 2006-4 Class 1A11
   5.520% due 08/30/36                                  3,257           3,257
American Home Mortgage Investment Trust (E)
   Series 2004-1 Class 1A
   5.735% due 04/25/44                                    519             519
   Series 2004-4 Class 4A
   4.390% due 02/25/45                                    864             842
   Series 2005-2 Class 5A2
   5.470% due 09/25/35                                    607             607
Banc of America Commercial Mortgage, Inc.
   Series 2004-3 Class A3
   4.875% due 06/10/39                                  2,290           2,276
   Series 2004-4 Class A3
   4.128% due 07/10/42                                  1,475           1,438
   Series 2005-2 Class A4
   4.783% due 07/10/43                                  2,155           2,114
   Series 2005-3 Class A2
   4.501% due 07/10/43                                  1,110           1,087
   Series 2005-5 Class A4
   5.115% due 10/10/45                                  4,500           4,445

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-6 Class A4
   5.182% due 09/10/47                                  3,000           2,990
   Series 2006-3 Class A4
   5.889% due 07/10/44                                  2,755           2,873
   Series 2006-4 Class A4
   5.634% due 07/10/46                                  2,865           2,936
Banc of America Funding Corp.
   Series 2005-D Class A1 (E)
   4.114% due 05/25/35                                    969             946
   Series 2005-F Class 1A2 (E)
   5.676% due 09/20/35                                    626             628
   Series 2005-F Class 2A1
   5.256% due 09/20/35                                  1,205           1,212
   Series 2006-3 Class 5A8
   5.500% due 03/25/36                                  2,800           2,787
   Series 2006-A Class 3A2
   5.919% due 02/20/36                                  1,334           1,347
   Series 2006-A Class 4A1 (E)
   5.567% due 02/20/36                                  2,943           2,944
Banc of America Mortgage Securities
   Series 2003-9 Class 1A12 (E)
   5.770% due 12/25/33                                  3,909           3,924
   Series 2003-D Class 1A2 (E)
   6.104% due 05/25/33                                      8               8
   Series 2004-1 Class 5A1
   6.500% due 09/25/33                                    100             101
   Series 2004-11 Class 2A1
   5.750% due 01/25/35                                  2,583           2,549
   Series 2004-D Class 1A1 (E)
   3.524% due 05/25/34                                    874             867
   Series 2005-9 Class 2A1
   4.750% due 10/25/20                                  1,344           1,318
   Series 2005-L Class 3A1 (E)
   5.453% due 01/25/36                                  1,434           1,430
   Series 2006-2 Class A15
   6.000% due 07/25/36                                  2,486           2,502
Bank of America Alternative Loan Trust
   Series 2003-10 Class 2A1
   6.000% due 12/25/33                                    624             625
   Series 2003-10 Class 2A2 (E)
   5.770% due 12/25/33                                  1,433           1,441
   Series 2003-2 Class CB2 (E)
   5.820% due 04/25/33                                    661             665
   Series 2004-10 Class 1CB1
   6.000% due 11/25/34                                    407             410
   Series 2004-11 Class 1CB1
   6.000% due 12/25/34                                    478             481

 168  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-2 Class 1A1
   6.000% due 03/25/34                                    423             424
   Series 2005-3 Class 2A1
   5.500% due 04/25/35                                    615             613
   Series 2005-5 Class 2CB1
   6.000% due 06/25/35                                    748             748
   Series 2005-6 Class 7A1
   5.500% due 07/25/20                                    817             814
   Series 2005-9 Class 5A1
   5.500% due 10/25/20                                    962             958
   Series 2006-5 Class CB17
   6.000% due 06/25/36                                  1,821           1,825
Bear Stearns Adjustable Rate Mortgage Trust
   Series 2003-8 Class 4A1
   4.644% due 01/25/34                                    584             581
   Series 2005-10 Class A1 (E)
   4.750% due 10/25/35                                  4,269           4,210
Bear Stearns Alt-A Trust
   Series 2005-4 Class 23A1
   5.393% due 05/25/35                                  1,526           1,529
   Series 2006-3 Class 33A1 (E)
   6.205% due 05/25/36                                  1,700           1,721
   Series 2006-3 Class 34A1
   6.192% due 05/25/36                                  1,514           1,532
   Series 2006-4 Class 23A5
   6.246% due 08/25/36                                  1,395           1,416
Bear Stearns Asset Backed Securities, Inc.
   Series 2005-AC8 Class A5
   5.500% due 11/25/35                                  1,264           1,260
Bear Stearns Commercial Mortgage Securities
   Series 2004-ESA Class E (p)
   5.064% due 05/14/16                                    825             825
   Series 2005-PW1 Class A4
   5.405% due 12/11/40                                  3,500           3,528
Bear Stearns Mortgage Funding Trust
   5.320% due 12/25/36                                  2,800           2,800
   Series 2006-AR1 Class 1A2 (E)
   5.574% due 07/25/36                                  2,087           2,088
   Series 2006-AR2 Class 1A1 (E)
   5.524% due 09/25/36                                  5,297           5,287
   Series 2006-AR2 Class 2A1 (E)
   5.554% due 10/25/36                                  2,497           2,497
   Series 2006-AR3 Class IA1 (E)
   5.500% due 03/25/36                                  2,250           2,250
Chase Mortgage Finance Corp.
   Series 2003-S8 Class A2
   5.000% due 09/25/18                                  1,973           1,948
Citigroup Mortgage Loan Trust, Inc.
   Series 2005-11 Class A2A (E)
   4.700% due 12/25/35                                    365             359

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-WF1 Class A2F
   5.657% due 03/01/36                                  1,925           1,924
   Series 2006-WFH Class A2 (E)
   5.470% due 11/25/36                                  6,300           6,309
Citigroup/Deutsche Bank Commercial Mortgage
   Trust
   Series 2005-CD1 Class A4
   5.226% due 07/15/44                                  4,000           4,003
   Series 2006-CD3 Class A5
   5.617% due 10/15/48                                  1,390           1,397
Citimortgage Alternative Loan Trust
   Series 2006-A3 Class 1A5
   6.000% due 07/25/36                                  1,480           1,487
Commercial Mortgage Pass Through Certificates
   Series 2001-J1A Class A2 (p)
   6.457% due 02/16/34                                    693             720
   Series 2006-C7 Class A2
   5.690% due 06/10/46                                    825             842
Countrywide Alternative Loan Trust
   5.250% due 12/25/46                                  8,500           8,500
   Series 2004-28C Class 6A1
   6.000% due 01/25/35                                    648             648
   Series 2004-J7 Class 1A2
   4.673% due 08/25/34                                    353             350
   Series 2004-J8 Class 1A1
   7.000% due 09/25/34                                    696             711
   Series 2005-51 Class 1A1 (E)
   5.650% due 11/20/35                                    780             784
   Series 2005-56 Class 2A2 (E)
   6.472% due 11/25/35                                  2,312           2,360
   Series 2005-58 Class A2 (E)
   5.720% due 12/20/35                                  1,796           1,802
   Series 2005-59 Class 1A1 (E)
   5.656% due 11/20/35                                  2,219           2,226
   Series 2005-59 Class 1A2B (E)
   5.586% due 11/20/35                                  1,363           1,367
   Series 2005-62 Class 1A1 (E)
   5.630% due 12/25/35                                  2,762           2,774
   Series 2005-63 Class 3A1
   5.892% due 11/25/35                                  1,387           1,389
   Series 2005-76 Class 2A2 (E)
   6.132% due 02/25/36                                  2,597           2,624
   Series 2005-81 Class X1
   Interest Only STRIP
   1.651% due 02/25/37                                  7,378             405
   Series 2005-J13 Class 2A3
   5.500% due 11/25/35                                    971             970

                                                    Multistrategy Bond Fund  169

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-J8 Class 1A3
   5.500% due 07/25/35                                  1,719           1,718
   Series 2006-2CB Class A3
   5.500% due 03/25/36                                  1,052           1,055
   Series 2006-33C Class M
   6.000% due 11/25/36                                    510             505
   Series 2006-9T1 Class A7
   6.000% due 05/25/36                                    966             978
   Series 2006-J2 Class A3
   6.000% due 04/25/36                                  1,431           1,444
   Series 2006-OA1 Class 1XP
   Interest Only STRIP
   0.088% due 10/25/36                                 21,900           1,158
   Series 2006-OA1 Class 2X
   Interest Only STRIP
   1.790% due 03/20/46                                 10,835             540
   Series 2006-OA1 Class 4A1 (E)
   5.514% due 08/25/46                                  3,932           3,932
   Series 2006-OA1 Class A1A (E)
   5.380% due 09/25/46                                  2,389           2,388
   Series 2006-OA1 Class XBJ
   Interest Only STRIP
   0.399% due 08/25/46                                  6,923             324
   Series 2006-OA6 Class 1A3 (E)
   5.600% due 04/25/36                                  1,575           1,580
Countrywide Home Loan Mortgage Pass Through
   Trust
   Series 2004-16 Class 1A1 (E)
   5.720% due 09/25/34                                  2,317           2,327
   Series 2005-HYB Class 3A2A (E)
   5.250% due 02/20/36                                    435             431
   Series 2006-1 Class A2
   6.000% due 03/25/36                                  1,109           1,111
   Series 2006-HYB Class 3A1A
   6.124% due 05/20/36                                  1,579           1,620
   Series 2006-OA5 Class 2A1 (E)
   5.530% due 04/25/46                                  4,799           4,794
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 1998-C2 Class A2
   6.300% due 11/15/30                                    729             742
   Series 2001-SPG Class A2 (p)
   6.515% due 08/13/18                                    400             423
   Series 2003-29 Class 5A1
   7.000% due 12/25/33                                    169             171
   Series 2004-1 Class 3A1
   7.000% due 02/25/34                                     71              72
   Series 2004-C1 Class A3
   4.321% due 01/15/37                                  1,895           1,836
Credit Suisse Mortgage Capital Certificates
   Series 2006-C1 Class AAB
   5.681% due 02/15/39                                    450             457

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-C4 Class A3
   5.467% due 09/15/39                                  2,000           2,021
Crown Castle Towers LLC (p)
   Series 2005-1A Class C
   5.074% due 06/15/35                                    460             453
Deutsche ALT-A Securities, Inc. Alternate Loan
   Trust
   Series 2003-3 Class 2A3
   4.500% due 10/25/33                                      2               2
   Series 2005-AR1 Class 2A3
   5.025% due 08/25/35                                  2,810           2,862
DLJ Commercial Mortgage Corp.
   Series 1998-CF1 Class A1B
   6.410% due 02/18/31                                  1,593           1,607
   Series 1999-CG1 Class S
   Interest Only STRIP
   0.082% due 03/10/32                                 19,311             380
Downey Savings & Loan Association Mortgage Loan
   Trust
   Series 2004-AR3 Class 1A1B (E)
   6.910% due 07/19/44                                    761             769
   Series 2006-AR1 Class 2A1A (E)
   5.372% due 04/19/47                                  2,545           2,546
   Series 2006-AR2 Class 2A1A (E)
   5.580% due 09/19/36                                  2,626           2,631
Fannie Mae
   7.000% due 2009                                         64              64
   5.363% due 2012                                      1,499           1,502
   5.500% due 2016                                         98              98
   6.000% due 2016                                      1,118           1,138
   11.000% due 2016                                       106             117
   5.000% due 2017                                        787             778
   5.500% due 2017                                        511             514
   6.000% due 2017                                        643             654
   6.500% due 2017                                        378             384
   4.000% due 2018                                      5,708           5,422
   4.500% due 2018                                      8,045           7,800
   5.000% due 2018                                     18,105          17,872
   4.500% due 2019                                      2,365           2,289
   5.000% due 2019                                      3,202           3,160
   4.500% due 2020                                      1,392           1,349
   5.000% due 2020                                      5,812           5,727
   5.500% due 2020                                        552             553
   4.500% due 2021                                          5               5

 170  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   5.000% due 2021                                      3,501           3,446
   6.500% due 2024                                      1,891           1,936
   7.500% due 2024                                         11              11
   5.500% due 2025                                      1,124           1,120
   6.500% due 2025                                      1,179           1,208
   6.664% due 2026 (E)                                    290             295
   7.000% due 2026                                        280             290
   9.000% due 2026                                         48              52
   7.000% due 2027                                          9               9
   7.500% due 2027                                          8               9
   6.500% due 2028                                          3               3
   7.000% due 2028                                        204             211
   5.500% due 2029                                      1,860           1,848
   7.000% due 2029                                      2,506           2,595
   7.500% due 2029                                         56              60
   7.000% due 2030                                        928             958
   7.500% due 2030                                        415             430
   8.000% due 2030                                        426             448
   8.500% due 2030                                        807             870
   9.500% due 2030                                        106             116
   7.000% due 2031                                      2,028           2,093
   7.500% due 2031                                        583             609
   8.000% due 2031                                        726             766
   8.500% due 2031                                        479             516
   6.000% due 2032                                      3,239           3,270
   6.500% due 2032                                        395             404
   7.000% due 2032                                      6,638           6,850
   7.500% due 2032                                        351             366
   8.000% due 2032                                          4               4
   8.500% due 2032                                         66              71
   3.950% due 2033 (E)                                  2,013           1,967
   4.644% due 2033 (E)                                  1,283           1,278
   5.000% due 2033                                      4,359           4,225
   5.500% due 2033                                      4,595           4,552
   6.000% due 2033                                      1,071           1,080
   7.000% due 2033                                        595             614
   5.000% due 2034                                      4,907           4,754
   5.500% due 2034                                     44,530          44,107
   6.000% due 2034                                      1,809           1,823
   7.000% due 2034                                        422             435
   7.500% due 2034                                        268             277
   4.174% due 2035 (E)                                  4,425           4,377
   4.582% due 2035 (E)                                  3,011           2,995
   4.836% due 2035 (E)                                  4,584           4,538
   5.000% due 2035                                        997             966
   5.500% due 2035                                     70,957          70,186
   6.000% due 2035                                      2,166           2,181
   7.000% due 2035                                      6,482           6,686
   7.500% due 2035                                      1,426           1,485
   5.000% due 2036                                     33,534          32,404
   6.000% due 2036                                     16,000          16,100

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   6.500% due 2036                                      4,664           4,753
   7.000% due 2036                                      6,318           6,503
   7.500% due 2036                                      5,221           5,418
   6.064% due 2040 (E)                                    743             750
   Series 1992-10 Class ZD
   8.000% due 11/25/21                                    473             478
   Series 1997-281 Class 2
   Interest Only STRIP
   9.000% due 11/01/26                                     50              13
   Series 1996-46 Class ZA
   7.500% due 11/25/26                                    276             285
   Series 1997-68 Class SC (E)
   Interest Only STRIP
   3.125% due 05/18/27                                    125              11
   Series 1999-56 Class Z
   7.000% due 12/18/29                                    942             979
   Series 2000-306 Class IO
   Interest Only STRIP
   8.000% due 05/01/30                                     54              13
   Series 2001-317 Class 2
   Interest Only STRIP
   8.000% due 08/01/31                                    111              27
   Series 2001-4 Class SA (E)
   Interest Only STRIP
   2.181% due 02/17/31                                    239              15
   Series 2002-320 Class 2
   Interest Only STRIP
   7.000% due 03/01/32                                     35               8
   Series 2002-50 Class SC (E)
   Interest Only STRIP
   2.715% due 12/25/29                                     22              --
   Series 2003-122 Class AJ
   Interest Only STRIP
   4.500% due 02/25/28                                    450             439
   Series 2003-16 Class NI
   Interest Only STRIP
   5.000% due 02/25/15                                    552              20
   Series 2003-25 Class IK
   Interest Only STRIP
   7.000% due 04/25/33                                    400              89
   Series 2003-32 Class FH (E)
   5.720% due 11/25/22                                  2,256           2,272
   Series 2003-32 Class UI
   Interest Only STRIP
   6.000% due 05/25/33                                    475             109
   Series 2003-33 Class IA
   Interest Only STRIP
   6.500% due 05/25/33                                  2,185             486
   Series 2003-337 Class 1
   Principal Only STRIP
   Zero coupon due 07/01/33                             2,227           1,640

                                                    Multistrategy Bond Fund  171

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2003-343 Class 6
   Interest Only STRIP
   5.000% due 10/01/33                                  2,195             487
   Series 2003-35 Class IU
   Interest Only STRIP
   6.000% due 05/25/33                                    526             121
   Series 2003-35 Class UI
   Interest Only STRIP
   6.500% due 05/25/33                                    527             116
   Series 2003-64 Class JI
   Interest Only STRIP
   6.000% due 07/25/33                                    517             118
   Series 2003-78 Class FI (E)
   5.720% due 01/25/33                                  2,167           2,172
   Series 2003-82 Class IA
   Interest Only STRIP
   6.000% due 08/25/32                                    497              69
   Series 2003-82 Class WI
   Interest Only STRIP
   6.000% due 08/25/32                                     80              11
   Series 2004-21 Class FL (E)
   5.670% due 11/25/32                                  1,102           1,102
   Series 2005-110 Class MB
   5.500% due 09/25/35                                  1,875           1,890
   Series 2005-69 Class IO (E)
   Zero coupon due 08/25/35                                56              13
   15 Year TBA (I)
   4.500%                                               3,080           2,979
   5.000%                                               7,475           7,361
   5.500%                                               4,430           4,434
   6.000%                                               4,805           4,877
   30 Year TBA (I)
   4.500%                                               3,815           3,579
   5.000%                                              35,035          33,820
   5.500%                                              69,115          68,294
   6.000%                                               7,575           7,620
   6.500%                                              15,235          15,524
   7.000%                                              15,910          16,365
   7.500%                                               2,000           2,073
Fannie Mae Grantor Trust
   Series 1999-T2 Class A1
   7.500% due 01/19/39                                     44              46
   Series 2001-T8 Class A2
   9.500% due 07/25/41                                    241             260
Fannie Mae REMIC (E)
   Series 1993-41 Class ZQ
   7.000% due 12/25/23                                  2,448           2,563
   Series 1993-42 Class ZQ
   6.750% due 04/25/23                                  1,674           1,732
   Series 2006-5 Class 3A2
   4.677% due 05/25/35                                    300             296
   Series 2006-90 Class Z
   6.000% due 09/25/36                                  1,732           1,732

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Fannie Mae Whole Loan
   Series 2003-W17 Class 1A6
   5.310% due 08/25/33                                  5,400           5,358
   Series 2004-W11 Class 1A2
   6.500% due 05/25/44                                    653             669
   Series 2004-W9 Class 2A1
   6.500% due 02/25/44                                    359             368
FBR Securitization Trust (E)
   Series 2005-4 Class AV21
   5.450% due 10/25/35                                    825             825
Federal Home Loan Mortgage Corp. Structured Pass
   Through Securities
   Series 2003-58 Class 2A
   6.500% due 09/25/43                                    336             344
   Series 2005-63 Class 1A1 (E)
   5.632% due 02/25/45                                    262             262
First Horizon Alternative Mortgage Securities
   Series 2005-AA2 Class 1A1 (E)
   5.097% due 03/25/35                                    481             479
   Series 2005-AA5 Class 1A1 (E)
   5.324% due 07/25/35                                    559             558
   Series 2006-AA5 Class A2 (E)
   6.626% due 09/25/36                                  1,473           1,510
   Series 2006-FA3 Class A6
   6.000% due 07/25/36                                  1,605           1,623
First Horizon Asset Securities, Inc.
   Series 2003-5 Class 1A17
   8.000% due 07/25/33                                    139             148
   Series 2004-AR5 Class 4A1 (E)
   5.679% due 10/25/34                                    439             437
   Series 2005-AR5 Class 3A1 (E)
   5.525% due 10/25/35                                    727             728
First Union-Lehman Brothers-Bank of America
   Series 1998-C2 Class A2
   6.560% due 11/18/35                                     16              17
Freddie Mac
   12.000% due 2013                                        12              13
   12.000% due 2014                                        17              19
   11.000% due 2015                                        14              15
   10.000% due 2016                                        55              60
   12.000% due 2016                                         3               3
   4.500% due 2018                                      2,625           2,541
   5.000% due 2018                                      4,383           4,325
   4.000% due 2019                                     13,387          12,684
   4.500% due 2019                                        356             344
   5.000% due 2019                                      6,400           6,311

 172  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   4.500% due 2020                                      2,677           2,590
   11.000% due 2020                                        59              66
   5.000% due 2021                                      1,839           1,814
   5.500% due 2021                                        843             844
   7.430% due 2024                                         64              64
   4.235% due 2034 (E)                                    302             304
   4.688% due 2034 (E)                                  1,429           1,432
   4.924% due 2034 (E)                                  3,124           3,079
   4.821% due 2035 (E)                                  2,925           2,915
   4.866% due 2035 (E)                                  4,932           4,887
   Series 1991-103 Class Z
   9.000% due 02/15/21                                     62              62
   Series 1994-173 Class Z
   7.000% due 05/15/24                                    359             378
   Series 1999-212 Class SG (E)
   Interest Only STRIP
   1.625% due 06/17/27                                  1,963              72
   Series 2000-224 Class SC (E)
   Interest Only STRIP
   2.170% due 08/15/30                                     85               3
   Series 2000-226 Class F (E)
   5.780% due 11/15/30                                    102             102
   Series 2001-229 Class KF (E)
   5.570% due 07/25/22                                    777             783
   Series 2001-232 Class ZQ
   6.500% due 06/15/31                                  1,683           1,759
   Series 2002-246 Class SJ (E)
   Interest Only STRIP
   2.680% due 03/15/32                                    279              21
   Series 2003-256 Class IM
   Interest Only STRIP
   5.000% due 09/15/14                                    679              27
   Series 2003-259 Class IQ
   Interest Only STRIP
   5.000% due 06/15/17                                  1,538             181
   Series 2003-262 Class AB
   2.900% due 11/15/14                                  2,230           2,156
   Series 2003-264 Class IM
   Interest Only STRIP
   7.000% due 07/15/33                                    479             110
   Series 2003-266 Class MA
   4.500% due 10/15/31                                    863             847
   Series 2004-276 Class IP
   Interest Only STRIP
   5.500% due 07/15/23                                  1,993             100
   Series 2004-277 Class UF (E)
   5.630% due 06/15/33                                  2,732           2,736
   Series 2004-281 Class DF (E)
   5.780% due 06/15/23                                    805             810
   Series 2004-287 Class GC
   5.000% due 11/15/29                                    520             511
   Series 2004-289 Class PC
   5.000% due 07/15/30                                  1,060           1,042

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-291 Class KP
   5.000% due 11/15/29                                  1,155           1,137
   Series 2005-292 Class IG
   Interest Only STRIP
   5.000% due 04/15/23                                  1,085             165
   Series 2005-292 Class NA
   5.000% due 12/15/20                                  1,517           1,509
   Series 2005-294 Class FA (E)
   5.500% due 03/15/20                                  1,564           1,563
   Series 2005-302 Class MB
   5.000% due 12/15/28                                    640             634
   Series 2005-303 Class AQ
   4.500% due 10/15/22                                  4,044           4,006
   Series 2005-306 Class PC
   5.000% due 02/15/29                                  1,795           1,776
   Series 2006-313 Class FP (E)
   Zero coupon due 04/15/36                             1,186           1,207
   15 Year TBA (I)
   5.500%                                              10,300          10,300
   30 Year TBA (I)
   5.000%                                              17,205          16,619
   5.500%                                              12,085          11,949
   6.000%                                               5,905           5,944
Freddie Mac Gold
   6.000% due 2016                                        137             137
   5.000% due 2018                                        270             267
   5.500% due 2020                                      6,030           6,043
   8.000% due 2020                                        132             139
   10.500% due 2021                                        34              37
   5.500% due 2024                                        833             831
   8.500% due 2025                                         41              44
   7.000% due 2027                                        254             263
   8.500% due 2027                                        208             223
   7.500% due 2028                                         60              63
   7.500% due 2029                                        100             104
   6.500% due 2030                                          8               8
   7.222% due 2030 (E)                                     10              10
   7.500% due 2030                                        335             349
   8.000% due 2030                                         86              91
   8.500% due 2030                                        211             226
   7.000% due 2031                                        533             550
   7.500% due 2031                                        192             200
   8.000% due 2031                                        296             311
   7.000% due 2032                                        295             304
   7.500% due 2032                                        181             189
   5.000% due 2033                                      1,996           1,941
   6.500% due 2033                                        139             143
   7.000% due 2033                                         80              82
   7.500% due 2033                                        126             132

                                                    Multistrategy Bond Fund  173

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 1998-191 Class IO
   Interest Only STRIP
   8.000% due 01/01/28                                     42              10
   Series 1998-194 Class IO
   Interest Only STRIP
   6.500% due 04/01/28                                    258              58
   Series 2001-212 Class IO
   Interest Only STRIP
   6.000% due 05/01/31                                    402              85
   Series 2001-215 Class IO
   Interest Only STRIP
   8.000% due 06/01/31                                    189              45
Freddie Mac Reference REMIC
   Series 2006-R00 Class AK
   5.750% due 12/15/18                                  2,150           2,160
Freddie Mac REMICS
   Series 2003-269 Class FE (E)
   5.930% due 12/15/28                                  2,186           2,197
   Series 2004-277 Class KE
   3.500% due 12/15/17                                    295             292
   Series 2006-323 Class PA
   6.000% due 03/15/26                                  2,125           2,156
GE Capital Commercial Mortgage Corp.
   Series 2002-1A Class A3
   6.269% due 12/10/35                                    745             782
   Series 2002-3A Class A1
   4.229% due 12/10/37                                  4,366           4,284
Ginnie Mae I
   11.000% due 2010                                        19              21
   11.000% due 2013                                        12              13
   10.500% due 2015                                        45              50
   11.000% due 2015                                         3               3
   10.500% due 2016                                        74              82
   10.500% due 2021                                        65              74
   10.000% due 2022                                        72              79
   9.500% due 2023                                        295             321
   10.000% due 2025                                        89              99
   7.500% due 2031                                         91              95
   30 Year TBA (I)
   5.500%                                               7,070           7,039
Ginnie Mae II
   4.750% due 2023 (E)                                     23              23
   5.125% due 2023 (E)                                     38              39
   5.375% due 2023 (E)                                    116             117
   4.750% due 2024 (E)                                    163             164
   5.125% due 2024 (E)                                    172             173
   4.750% due 2025 (E)                                     10              10
   5.125% due 2025 (E)                                     14              14
   5.375% due 2025 (E)                                    335             338
   5.125% due 2026 (E)                                     76              76
   8.500% due 2026                                         49              52

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   4.750% due 2027 (E)                                    193             195
   5.375% due 2027 (E)                                    126             127
   5.125% due 2029 (E)                                    496             501
Global Signal Trust (p)
   Series 2004-2A Class A
   4.232% due 12/15/14                                    655             640
   Series 2006-1 Class B
   5.588% due 02/15/36                                    415             416
   Series 2006-1 Class C
   5.707% due 02/15/36                                    635             637
GMAC Mortgage Corp. Loan Trust
   Series 2005-AR2 Class 4A (E)
   5.185% due 05/25/35                                  1,227           1,206
   Series 2005-AR6 Class 3A1
   5.297% due 11/19/35                                  2,408           2,394
   Series 2006-HE3 Class A2
   5.799% due 10/25/36                                    495             496
Government National Mortgage Association
   Series 1999-27 Class SE (E)
   Interest Only STRIP
   3.270% due 08/16/29                                    122              11
   Series 1999-40 Class FE (E)
   5.870% due 11/16/29                                  1,140           1,151
   Series 1999-44 Class SA (E)
   Interest Only STRIP
   3.220% due 12/16/29                                    223              22
   Series 2001-46 Class SA (E)
   Interest Only STRIP
   2.250% due 09/16/31                                     47               3
   Series 2003-5 Class B
   4.486% due 10/16/25                                    795             781
Greenpoint Mortgage Funding Trust
   Series 2005-AR3 Class X1
   Interest Only STRIP
   1.273% due 08/25/45                                  7,327             231
   Series 2005-AR4 Class X4
   Interest Only STRIP
   0.097% due 10/25/45                                  9,654             303
   Series 2006-AR2 Class 3A2 (E)
   5.644% due 03/25/36                                  2,320           2,321
Greenwich Capital Commercial Funding Corp.
   Series 2004-GG1 Class A7
   5.317% due 06/10/36                                  3,430           3,440
   Series 2005-GG5 Class A41
   5.243% due 04/10/37                                  2,155           2,157

 174  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
GS Mortgage Securities Corp. (A)
   Series 2006-OA1 Class A
   Interest Only STRIP
   1.990% due 08/25/35                                  6,192             250
GS Mortgage Securities Corp. II
   Series 2006-FL8 Class A1 (E)(p)
   5.430% due 01/06/08                                  1,164           1,164
   Series 2006-GG6 Class A4
   5.553% due 04/10/38                                    840             856
   Series 2006-GG8 Class A4
   5.560% due 11/10/39                                  2,765           2,821
   Series 2006-GG8 Class AAB
   5.535% due 11/10/39                                  1,445           1,470
   Series 2006-RR2 Class A1 (p)
   5.816% due 01/07/36                                    925             938
GSMPS Mortgage Loan Trust (p)
   Series 1998-3 Class A
   7.750% due 09/19/27                                    164             172
   Series 1999-3 Class A
   8.000% due 08/19/29                                    298             315
   Series 2005-RP1 Class 1A3
   8.000% due 01/25/35                                    895             950
   Series 2005-RP1 Class 1A4
   8.500% due 01/25/35                                    467             496
   Series 2006-RP1 Class 1A3
   8.000% due 01/25/36                                    539             550
GSR Mortgage Loan Trust
   Series 2004-7 Class 1A1
   3.402% due 06/25/34                                  1,582           1,574
   Series 2005-AR6 Class 2A1 (E)
   4.540% due 09/25/35                                  4,541           4,489
   Series 2006-OA1 Class 2A1 (E)
   5.516% due 08/25/46                                  2,534           2,535
Harborview Mortgage Loan Trust
   Series 2005-10 Class 2A1A (E)
   5.630% due 11/19/35                                  3,482           3,493
   Series 2005-10 Class 2A1B (E)
   5.705% due 11/19/35                                  1,161           1,168
   Series 2005-14 Class 3A1A
   5.319% due 12/19/35                                    741             739
   Series 2005-15 Class 2A11 (E)
   5.595% due 10/20/45                                  3,107           3,116
   Series 2005-16 Class 3A1A (E)
   5.570% due 01/19/36                                  4,128           4,140
   Series 2005-16 Class 3A1B (E)
   5.665% due 01/19/36                                  1,743           1,747
   Series 2005-16 Class X1
   Interest Only STRIP
   2.080% due 01/19/36                                  6,373             185
   Series 2005-16 Class X3
   Interest Only STRIP
   1.820% due 01/19/36                                 17,941             482

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-2 Class X
   Interest Only STRIP
   1.412% due 05/19/35                                 10,795             261
   Series 2005-3 Class X2
   Interest Only STRIP
   1.112% due 06/19/35                                 10,149             230
   Series 2005-5 Class 2A1B (E)
   5.615% due 07/19/45                                    714             717
   Series 2006-1 Class 2A1A (E)
   5.565% due 03/19/37                                  1,769           1,771
   Series 2006-1 Class PO1
   Principal Only STRIP
   Zero coupon due 03/19/37                                 4               3
   Series 2006-1 Class X1
   Interest Only STRIP
   2.290% due 03/19/37                                 10,397             491
   Series 2006-5 Class PO2
   Principal Only STRIP
   Zero coupon due 07/19/47                                --              --
   Series 2006-5 Class X2
   Interest Only STRIP
   2.193% due 07/19/47                                 12,898             488
   Series 2006-7 Class 2A1B (E)
   5.580% due 08/19/46                                  2,126           2,130
   Series 2006-9 Class 2A1A (E)
   5.540% due 08/19/46                                  2,872           2,873
Impac CMB Trust (E)
   Series 2004-3 Class 1A
   5.570% due 06/25/34                                    377             377
Indymac Index Mortgage Loan Trust
   Series 2005-AR1 Class AX2
   Interest Only STRIP
   0.640% due 07/25/35                                  8,052             262
   Series 2005-AR2 Class 1A21
   5.882% due 12/25/35                                  1,015           1,017
   Series 2005-AR3 Class 1A1
   5.189% due 01/25/36                                  2,340           2,359
   Series 2006-AR6 Class 2A1B (E)
   5.635% due 06/25/47                                  2,512           2,519
   Series 2006-AR7 Class 5A1
   6.159% due 03/25/36                                  1,085           1,099
   Series 2006-FLX Class A1 (E)
   5.536% due 11/25/36                                  1,675           1,675
JP Morgan Chase Commercial Mortgage Securities
   Corp.
   Series 2002-C1 Class A3
   5.376% due 07/12/37                                  1,180           1,191

                                                    Multistrategy Bond Fund  175

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2003-C1 Class A2
   4.985% due 01/12/37                                  1,618           1,598
   Series 2004-LN2 Class A1
   4.475% due 07/15/41                                  1,794           1,752
   Series 2005-LDP Class A3A1
   4.871% due 10/15/42                                  1,560           1,536
   Series 2005-LDP Class A4
   4.918% due 10/15/42                                    735             716
   Series 2006-CB1 Class A4
   5.814% due 06/12/43                                  3,000           3,114
   5.817% due 05/12/45                                  1,550           1,578
   Series 2006-LDP Class A4
   5.876% due 04/15/45                                  1,355           1,421
   5.561% due 05/15/45                                  2,070           2,083
   Series 2006-LDP Class AJ
   6.066% due 04/15/45                                  1,110           1,156
   Series 2006-RR1 Class A1 (p)
   5.457% due 10/18/52                                    930             935
JP Morgan Mortgage Trust
   Series 2005-A4 Class 1A1
   5.409% due 07/25/35                                    879             869
   Series 2005-A6 Class 1A2
   5.151% due 09/25/35                                  1,470           1,476
LB-UBS Commercial Mortgage Trust
   Series 2002-C1 Class A4
   6.462% due 03/15/31                                     65              69
   Series 2004-C4 Class A3
   5.154% due 06/15/29                                  3,135           3,146
   Series 2006-C1 Class A4
   5.156% due 02/15/31                                  4,000           3,964
   Series 2006-C4 Class A4
   5.900% due 06/15/38                                    780             819
Lehman Mortgage Trust
   Series 2005-2 Class 2A3
   5.500% due 12/25/35                                  1,074           1,072
   Series 2005-3 Class 1A3
   5.500% due 01/25/36                                  3,880           3,889
Lehman XS Trust (E)
   Series 2005-5N Class 3A1A
   5.624% due 11/25/35                                  3,216           3,219
   Series 2005-9N Class 1A1
   5.594% due 01/25/36                                    914             915
   Series 2006-16N Class A4A
   5.520% due 11/25/46                                  4,233           4,238
Luminent Mortgage Trust
   Series 2006-1 Class A1 (E)
   5.564% due 04/25/36                                  1,757           1,761
   Series 2006-3 Class 11A2 (E)
   5.574% due 09/25/35                                  1,579           1,584
   Series 2006-6 Class A1 (E)
   5.530% due 10/25/46                                  1,950           1,950

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mastr Adjustable Rate Mortgages Trust
   Series 2005-6 Class 7A1
   5.370% due 06/25/35                                    544             538
Mastr Alternative Loans Trust
   Series 2003-4 Class B1
   5.660% due 06/25/33                                  1,167           1,176
   Series 2003-6 Class 3A1
   8.000% due 09/25/33                                    123             126
   Series 2003-9 Class 1A1
   5.500% due 12/25/18                                    442             441
   Series 2004-10 Class 5A6
   5.750% due 09/25/34                                  1,255           1,255
   Series 2005-3 Class 7A1
   6.000% due 04/25/35                                    798             801
Mastr Asset Securitization Trust (E)
   Series 2003-11 Class 6A8
   5.820% due 12/25/33                                  2,568           2,580
   Series 2003-7 Class 4A35
   5.720% due 09/25/33                                  2,027           2,029
   Series 2004-4 Class 2A2
   5.770% due 04/25/34                                    814             815
Mastr Reperforming Loan Trust (p)
   Series 2005-1 Class 1A5
   8.000% due 08/25/34                                    717             758
   Series 2005-2 Class 1A4
   8.000% due 05/25/35                                  1,057           1,078
Mastr Specialized Loan Trust (p)
   Series 2005-2 Class A2
   5.150% due 07/25/35                                    541             530
Mellon Residential Funding Corp. (E)
   Series 2000-TBC Class A1
   5.570% due 06/15/30                                  1,087           1,078
Merrill Lynch Mortgage Investors, Inc. (E)
   Series 2005-A6 Class 2A1
   5.444% due 08/25/35                                    857             857
Merrill Lynch Mortgage Trust
   Series 2002-MW1 Class J (p)
   5.695% due 07/12/34                                    365             353
   Series 2004-MKB Class A2
   4.353% due 02/12/42                                  1,940           1,903
   Series 2005-CIP Class A2
   4.960% due 07/12/38                                    225             224
   Series 2005-GGP Class E (p)
   4.330% due 11/15/10                                    185             183
   Series 2005-GGP Class F (p)
   4.351% due 11/15/10                                    180             178
MLCC Mortgage Investors, Inc. (E)
   Series 2004-HB1 Class A2
   5.930% due 04/25/29                                    545             546

 176  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Morgan Stanley Capital I
   Series 1999-FNV Class G (p)
   6.120% due 03/15/31                                    400             404
   Series 2005-IQ1 Class AAB
   5.178% due 09/15/42                                  2,510           2,504
   Series 2006-HQ8 Class A4
   5.388% due 03/12/44                                  1,130           1,146
   Series 2006-HQ9 Class A4
   5.731% due 07/20/44                                  1,464           1,509
Morgan Stanley Dean Witter
   Capital I (p)
   Series 2001-TOP Class E
   7.552% due 02/15/33                                    180             192
Morgan Stanley Mortgage Loan Trust
   Series 2006-11 Class 1A6
   6.231% due 08/25/36                                  1,605           1,646
   Series 2006-2 Class 6A
   6.500% due 02/25/36                                    702             713
Nomura Asset Acceptance Corp.
   Series 2005-WF1 Class 2A2
   4.786% due 03/25/35                                  1,285           1,266
   Series 2006-AF1 Class 1A2
   6.159% due 05/25/36                                  1,525           1,539
Prime Mortgage Trust
   Series 2004-CL1 Class 1A1
   6.000% due 02/25/34                                    253             254
   Series 2004-CL1 Class 1A2 (E)
   5.720% due 02/25/34                                    182             183
   Series 2004-CL1 Class 2A2 (E)
   5.730% due 02/25/19                                     50              50
Residential Accredit Loans, Inc.
   Series 2004-QS5 Class A6 (E)
   5.920% due 04/25/34                                    457             459
   Series 2004-QS8 Class A4 (E)
   5.720% due 06/25/34                                  2,149           2,158
   Series 2005-QA1 Class A41
   5.725% due 09/25/35                                    757             761
   Series 2005-QA8 Class NB3
   5.504% due 07/25/35                                  1,430           1,436
   Series 2005-QO4 Class 2A1 (E)
   5.604% due 12/25/45                                  3,982           3,997
   Series 2005-QS9 Class A6
   5.500% due 06/25/35                                    420             411
   Series 2006-QO1 Class 1A1 (E)
   5.584% due 02/25/46                                    817             817
   Series 2006-QO1 Class 2A1 (E)
   5.594% due 02/25/46                                    936             936
   Series 2006-QO6 Class A2 (E)
   5.554% due 06/25/46                                  2,606           2,602
   Series 2006-QS6 Class 1A13
   6.000% due 06/25/36                                  3,300           3,323

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Residential Asset Mortgage Products, Inc.
   Series 2004-SL1 Class A3
   7.000% due 11/25/31                                    229             232
   Series 2004-SL4 Class A3
   6.500% due 07/25/32                                    458             466
   Series 2005-SL1 Class A2
   6.000% due 05/25/32                                    676             693
Residential Asset Securities Corp. (E)
   Series 2003-KS4 Class AIIB
   5.610% due 06/25/33                                    604             604
Residential Asset Securitization Trust (E)
   Series 2003-A15 Class 1A2
   5.770% due 02/25/34                                  2,431           2,438
Residential Funding Mortgage Securities II
   Series 2003-S14 Class A5 (E)
   5.720% due 07/25/18                                  1,859           1,866
   Series 2003-S20 Class 1A7 (E)
   5.820% due 12/25/33                                    294             294
   Series 2003-S5 Class 1A2 (E)
   5.770% due 11/25/18                                  1,221           1,228
   Series 2006-SA3 Class 3A1
   6.093% due 09/25/36                                  1,572           1,587
   Series 2006-SA4 Class 2A1
   6.164% due 10/25/36                                    870             877
Sequoia Mortgage Trust (E)
   Series 2004-3 Class A
   5.670% due 04/20/34                                  3,198           3,198
Small Business Administration Participation
   Certificates
   Series 2004-20F Class 1
   5.520% due 06/01/24                                    354             359
Structured Adjustable Rate Mortgage Loan Trust
   Series 2004-18 Class 5A
   5.500% due 12/25/34                                    491             486
   Series 2005-22 Class 4A2
   5.382% due 12/25/35                                    137             135
   Series 2006-5 Class 5A4
   6.413% due 06/25/36                                    330             325
Structured Asset Mortgage Investments, Inc. (E)
   Series 2006-AR1 Class 3A1
   5.554% due 02/25/36                                    949             950
   Series 2006-AR3 Class 11A2
   5.594% due 04/25/36                                  2,894           2,894
   Series 2006-AR3 Class 3A1
   5.514% due 02/25/36                                  1,261           1,263

                                                    Multistrategy Bond Fund  177

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-AR8 Class A1A
   5.520% due 03/25/36                                  5,450           5,450
Structured Asset Securities Corp.
   Series 2002-22H Class 1A
   6.973% due 11/25/32                                    103             105
   Series 2004-12H Class 1A
   6.000% due 05/25/34                                    446             447
   Series 2004-21X Class 1A3
   4.440% due 12/25/34                                  3,410           3,362
   Series 2005-6 Class B2
   5.344% due 05/25/35                                    284             271
Thornburg Mortgage Securities Trust (E)
   Series 2006-5 Class A1
   5.450% due 08/25/36                                  3,975           3,967
Tobacco Settlement Authority of Iowa
   6.500% due 06/01/23                                    395             396
Wachovia Bank Commercial Mortgage Trust
   Series 2005-C16 Class A2
   4.380% due 10/15/41                                  3,330           3,264
   Series 2005-C21 Class A4
   5.370% due 10/15/44                                  4,000           3,993
   Series 2006-WL7 Class A1 (E)(p)
   5.490% due 08/11/18                                  4,500           4,500
Washington Mutual Alternative Mortgage
   Pass-Through Certificates
   Series 2005-4 Class CB11
   5.500% due 06/25/35                                    680             667
   Series 2005-9 Class 3CB
   5.500% due 10/25/20                                    702             701
   Series 2006-2 Class 2CB
   6.500% due 03/25/36                                  1,001           1,014
   Series 2006-5 Class 2CB3
   6.000% due 07/25/36                                  1,490           1,505
   Series 2006-5 Class LB1
   6.000% due 07/25/36                                    688             688
   Series 2006-AR2 Class A1A (E)
   5.222% due 04/25/46                                  2,011           2,009
   Series 2006-AR5 Class 3A (E)
   5.503% due 07/25/46                                  1,101           1,104
   Series 2006-AR7 Class A1A (E)
   5.483% due 09/25/46                                  1,953           1,955
   Series 2006-AR8 Class 2A (E)
   5.413% due 09/25/46                                  3,990           3,978
   Series 2006-AR9 Class 2A (E)
   5.504% due 11/25/46                                  4,000           4,000
Washington Mutual Mortgage Pass-Through
   Certificates (E)
   Series 2005-AR1 Class A1B3
   5.674% due 12/25/45                                  2,164           2,171
Washington Mutual, Inc.
   Series 2002-AR9 Class 1A (E)
   5.963% due 08/25/42                                    707             708

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2003-AR4 Class A7 (E)
   3.950% due 05/25/33                                    123             121
   Series 2003-S9 Class A2 (E)
   5.870% due 10/25/33                                  2,340           2,350
   Series 2004-AR1 Class A2C (E)
   5.698% due 07/25/44                                     80              80
   Series 2004-AR1 Class A3 (E)
   5.698% due 10/25/44                                    178             179
   Series 2004-AR1 Class X
   Interest Only STRIP
   0.547% due 07/25/44                                  9,352             170
   0.376% due 10/25/44                                 13,812             246
   Series 2004-AR8 Class X
   Interest Only STRIP
   0.548% due 06/25/44                                  5,320              86
   Series 2004-CB3 Class 1A
   6.000% due 10/25/34                                    350             350
   Series 2004-CB3 Class 4A
   6.000% due 10/25/19                                    802             811
   Series 2005-AR1 Class 1A1
   4.839% due 10/25/35                                  1,856           1,832
   Series 2005-AR1 Class A1A1 (E)
   5.614% due 10/25/45                                  1,415           1,423
   5.584% due 11/25/45                                  2,670           2,679
   Series 2005-AR1 Class A1B1 (E)
   5.614% due 08/25/45                                    637             638
   5.584% due 10/25/45                                  1,199           1,202
   5.574% due 11/25/45                                  1,223           1,230
   5.574% due 12/25/45                                  2,108           2,111
   Series 2005-AR6 Class B3 (E)
   5.980% due 04/25/45                                  1,364           1,363
   Series 2005-AR8 Class 2A1A (E)
   5.610% due 07/25/45                                  1,539           1,545
   Series 2005-AR8 Class 2AB3 (E)
   5.684% due 07/25/45                                  1,168           1,173
   Series 2006-AR1 Class 1A (E)
   5.443% due 10/25/46                                  3,000           2,999
   Series 2006-AR1 Class 1A1
   5.980% due 09/25/36                                  1,671           1,688
   Series 2006-AR1 Class 1A4
   5.668% due 11/25/36                                  3,130           3,119
   Series 2006-AR1 Class 3A1A (E)
   5.352% due 09/25/46                                    996             996
   Series 2006-AR4 Class 1A1B (E)
   5.372% due 05/25/46                                  2,013           2,014
   Series 2006-AR7 Class 1A (E)
   5.543% due 07/25/46                                    933             933

 178  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-AR8 Class 1A5
   5.941% due 08/25/46                                    327             330
   Series 2006-AR8 Class 2A3 (E)
   6.166% due 08/25/46                                    226             229
Wells Fargo Mortgage Backed Securities Trust
   Series 2004-I Class 1A1
   3.379% due 07/25/34                                    645             647
   Series 2004-T Class A1 (E)
   3.458% due 09/25/34                                    676             676
   Series 2005-12 Class 1A7
   5.500% due 11/25/35                                  1,600           1,552
   Series 2005-14 Class 2A1
   5.500% due 12/25/35                                  2,431           2,376
   Series 2005-17 Class 1A1
   5.500% due 01/25/36                                  2,158           2,110
   Series 2005-17 Class 1A2
   5.500% due 01/25/36                                  1,255           1,235
   Series 2006-1 Class A3
   5.000% due 03/25/21                                  1,527           1,496
   Series 2006-2 Class 2A3
   5.500% due 03/25/36                                  3,040           3,037
   Series 2006-2 Class 3A1
   5.750% due 03/25/36                                  1,705           1,687
   Series 2006-4 Class 1A8
   5.750% due 04/25/36                                    958             970
   Series 2006-AR1 Class 1A2 (E)
   6.050% due 09/25/36                                    992             999
   Series 2006-AR1 Class 5A1 (E)
   5.606% due 07/25/36                                  1,460           1,464
   Series 2006-AR1 Class A7
   5.539% due 08/25/36                                  1,798           1,794
   Series 2006-AR2 Class 2A1
   4.950% due 03/25/36                                  1,947           1,931
   Series 2006-AR4 Class 1A1 (E)
   5.868% due 04/25/36                                  2,072           2,073
   Series 2006-AR4 Class 2A1 (E)
   5.791% due 04/25/36                                  3,232           3,225
   Series 2006-AR5 Class 2A1 (E)
   5.549% due 04/25/36                                    523             525
Zuni Mortgage Loan Trust (E)
   Series 2006-OA1 Class A1
   5.615% due 08/25/36                                  1,972           1,969
                                                                 ------------
                                                                    1,121,401
                                                                 ------------

Municipal Bonds - 0.3%
California State University Revenue Bonds (u)
   weekly demand
   5.000% due 11/01/30                                    435             462

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
New Jersey Economic Development Authority
   Revenue Bonds
   weekly demand
   5.750% due 06/15/34                                    745             799
New York State Urban Development Corp. Revenue
   Bonds (u)
   weekly demand
   5.250% due 03/15/34                                    540             585
State of California General Obligation
   Unlimited,
   weekly demand
   5.000% due 02/01/33                                    370             385
State of Illinois General Obligation Unlimited
   5.100% due 06/01/33                                    480             464
State of Oregon General Obligation Unlimited
   5.892% due 06/01/27                                    555             586
State of Texas General Obligation Unlimited
   weekly demand
   4.750% due 04/01/35                                    450             462
Tobacco Settlement Financing Corp. Revenue Bonds
   weekly demand
   5.750% due 06/01/32                                  4,060           4,342
West Virginia Economic Development Authority
   Revenue Bonds (u)
   5.370% due 07/01/20                                    200             201
                                                                 ------------
                                                                        8,286
                                                                 ------------

Non-US Bonds - 0.9%
Argentina Government International Bond
   5.830% due 12/31/33                             ARS  1,510             625
Brazilian Government International Bond
   12.500% due 01/05/16                            BRL  2,193           1,040
Colombia Government International Bond
   12.000% due 10/22/15                          COP3,246,000           1,659
Deutsche Bundesrepublik
   Series 01
   5.000% due 07/04/11                             EUR    690             930
Federative Republic of Brazil
   12.500% due 01/05/22                            BRL  2,756           1,297
Mexican Bonos
   Series M 20
   10.000% due 12/05/24                            MXN 17,865           1,951

                                                    Multistrategy Bond Fund  179

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Poland Government Bond
   Series 1015
   6.250% due 10/24/15                             PLN  1,190             420
Province of Ontario
   4.500% due 03/08/15                             CAD    890             807
Province of Quebec Canada
   5.000% due 12/01/15                             CAD  1,529           1,426
Quebec Residual
   Zero coupon due 12/01/36                        CAD  2,790             611
Queensland Treasury Corp.
   Series 15G
   6.000% due 10/14/15                             AUD  2,854           2,223
South Africa Government Bond
   Series R157
   13.500% due 09/15/15                            ZAR  3,400             619
Sweden Government Bond
   Series 1047
   5.000% due 12/01/20                             SEK  2,005             316
   Series 1048
   4.000% due 12/01/09                             SEK  6,855             961
   Series 1049
   4.500% due 08/12/15                             SEK  3,480             512
United Kingdom Gilt
   5.750% due 12/07/09                             GBP  2,800           5,470
   8.000% due 09/27/13                             GBP  1,050           2,397
                                                                 ------------
                                                                       23,264
                                                                 ------------
United States Government Agencies - 4.7%
Fannie Mae
   4.200% due 03/24/08 (N)                             11,000          10,871
   4.150% due 09/10/09 (N)                             12,000          11,772
   3.875% due 02/15/10 (N)                              3,405           3,303
   4.750% due 04/20/10 (N)                              7,620           7,591
   4.375% due 06/21/10                                  8,000           7,848
   5.050% due 02/07/11                                  6,600           6,642
   Zero coupon due 10/09/19                             2,155           1,069
Federal Home Loan Bank
   4.800% due 05/02/08                                 18,000          17,967
   Series 577 (N)
   4.500% due 09/26/08                                 16,900          16,779
Federal Home Loan Bank System
   5.375% due 08/19/11 (N)                                975             995
   5.310% due 12/28/12                                  5,500           5,613
   Series IY08
   3.400% due 03/18/08                                  6,000           5,874
   Series VX10
   4.200% due 05/07/10                                  9,000           8,771
Financing Corp.
   Principal Only STRIP
   Series 1
   Zero coupon due 05/11/16                               400             250
   Series 12P
   Zero coupon due 12/06/18                             1,770             965

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 13
   Zero coupon due 12/27/16                             1,410             854
   Series 13P
   Zero coupon due 12/27/18                             3,800           2,065
   Series 16P
   Zero coupon due 04/05/19                             1,445             774
   Series 19
   Zero coupon due 06/06/16                             1,185             739
   Series 3P
   Zero coupon due 11/30/17                               885             511
   Series 5P
   Zero coupon due 02/08/18                               365             209
   Series 8P
   Zero coupon due 08/03/18                             3,205           1,781
   Series 9P
   Zero coupon due 10/06/17                             1,605             935
   Series C-P
   Zero coupon due 11/30/17                             1,820           1,051
   Series E-P
   Zero coupon due 11/02/18                               855             469
Freddie Mac
   3.450% due 03/12/08                                  6,000           5,878
   4.750% due 01/19/16 (N)                                155             153
   Series *(N)
   2.750% due 03/15/08                                  1,060           1,029
                                                                 ------------
                                                                      122,758
                                                                 ------------
United States Government Treasuries - 8.2%
United States Treasury Principal (N)
   Zero coupon due 11/15/26                               100              38
   Zero coupon due 11/15/27                               500             183
United States Treasury Inflation Indexed Bonds
   (N)
   2.375% due 04/15/11                                  2,053           2,042
   3.375% due 01/15/12                                  6,511           6,806
   3.000% due 07/15/12                                  4,179           4,307
   1.875% due 07/15/13                                    999             967
   2.000% due 01/15/14                                    883             860
   2.000% due 07/15/14                                 13,899          13,539
   1.875% due 07/15/15                                  7,230           6,962
   2.000% due 01/15/16                                  2,260           2,196
   2.500% due 07/15/16                                 11,994          12,166
   2.375% due 01/15/25                                  4,327           4,380
   2.000% due 01/15/26                                  6,205           5,930
   3.625% due 04/15/28                                    630             778
United States Treasury Notes (N)
   4.375% due 12/31/07                                 24,100          23,964
   4.625% due 02/29/08                                  6,000           5,985

 180  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   4.750% due 09/30/08                                  5,380           5,371
   4.500% due 09/30/11                                  2,555           2,546
   3.875% due 02/15/13                                  7,100           6,830
   Principal Only STRIP
   Zero coupon due 11/15/13                             1,855           1,348
   4.250% due 08/15/15                                  7,070           6,892
   4.875% due 08/15/16                                  6,710           6,849
   8.750% due 05/15/17                                    445             595
   8.125% due 08/15/19                                 13,425          17,736
   8.125% due 08/15/21                                  1,275           1,721
   Principal Only STRIP
   Zero coupon due 11/15/21                            21,630          10,460
   7.625% due 02/15/25                                  2,500           3,346
   6.000% due 02/15/26                                 20,895          23,980
   6.375% due 08/15/27                                  7,675           9,247
   6.125% due 08/15/29                                 13,500          15,986
   4.500% due 02/15/36                                 10,055           9,705
                                                                 ------------
                                                                      213,715
                                                                 ------------
TOTAL LONG-TERM INVESTMENTS
(cost $2,206,391)                                                   2,222,366
                                                                 ------------

COMMON STOCKS - 0.1%
Financial Services - 0.1%
Emerging Market Local Currency Fund (AE)              288,299           3,304
Pacific Investment Management Co.
   Series High Yield Portfolio Institutional           21,427             180
                                                                 ------------
TOTAL COMMON STOCKS
(cost $3,388)                                                           3,484
                                                                 ------------

PREFERRED STOCKS - 0.3%
Financial Services - 0.2%
Bank of America Corp. (AE)(E)                          45,000           1,125
DG Funding Trust (E)(A)                                   361           3,841
                                                                 ------------
                                                                        4,966
                                                                 ------------
Producer Durables - 0.0%
Nexen, Inc.                                            12,590             322
                                                                 ------------
Utilities - 0.1%
Rural Cellular Corp. (AE)                               1,160           1,409
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $6,612)                                                           6,697
                                                                 ------------
WARRANTS & RIGHTS - 0.0%
Consumer Discretionary - 0.0%
Travelcenters of America, Inc.
   2009 Warrants (AE)                                      30              --
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Materials and Processing - 0.0%
Solutia, Inc.
   2009 Warrants (AE)(p)                                  850              --
                                                                 ------------

Miscellaneous - 0.0%
Mexico Government International Bond Value
   Recovery Rights (AE)
   Series E                                         3,950,000              73
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $84)                                                                 73
                                                                 ------------


                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.1%
(Number of Contracts)
Eurodollar Futures
   Dec 2006 91.75 Put (186)                            42,664               1
   Dec 2006 92.00 Put (504)                           115,920               3
   Dec 2006 92.25 Put (209)                            48,201               1
   Dec 2006 92.50 Put (226)                            52,263               1
   Dec 2006 92.75 Put (150)                            34,781               1
   Dec 2006 94.13 Put (267)                            62,828               2
   Mar 2007 92.25 Put (310)                            71,494               2
   Jun 2007 91.25 Put (959)                           218,772               6
   Jun 2007 94.25 Put (978)                           230,441              43
   Jun 2007 94.50 Put (130)                            30,713              16
   Sep 2007 90.50 Put (160)                            36,200               1
   Sep 2007 90.75 Put (311)                            70,558               2
   Sep 2007 91.00 Put (85)                             19,338               1
   Sep 2007 91.25 Put (284)                            64,788               1
   Dec 2007 91.25 Put (608)                           138,700               4

Forward Volatility Agreements
(Fund Pays/Fund Receives)
   USD/JPY 1 Year
   Jan 2007 8.44 Call(1)                                2,000              --
Swaptions
(Fund Pays/Fund Receives)
   EUR Three Month LIBOR/ EUR 3.960%
   Jul 2007 0.00 Call(2)                               19,144              88

                                                    Multistrategy Bond Fund  181

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                   NOTIONAL         MARKET
                                                    AMOUNT          VALUE
                                                      $               $
------------------------------------------------
   EUR Six Month LIBOR/ EUR 3.960%
   Jul 2007 0.00 Call(1)                               19,144              74
   EUR Six Month LIBOR/ EUR 4.100%
   Jul 2007 0.00 Call(1)                               14,039              54
   GBP Six Month LIBOR/ GBP 5.080%
   Jun 2007 0.00 Call(1)                                2,861               6
   GBP Six Month LIBOR/ GBP 5.080%
   Jun 2007 0.00 Call(1)                                4,387              --
   USD Six Month LIBOR/ USD 4.800%
   Dec 2006 0.00 Call(1)                               17,000               7
   USD Three Month LIBOR/ USD 5.170%
   Feb 2007 0.00 Call(1)                               14,100              61
   USD Three Month LIBOR/ USD 5.000%
   Mar 2007 0.00 Call(2)                               30,000              95
   USD Three Month LIBOR/ USD 5.080%
   Apr 2007 0.00 Call(1)                                9,200              44
   USD Three Month LIBOR/ USD 5.200%
   May 2007 0.00 Call(2)                               63,100             436
   USD Three Month LIBOR/ USD 5.250%
   Jun 2007 0.00 Call(2)                               33,000             269
   USD Three Month LIBOR/ USD 5.500%
   Jun 2007 0.00 Call(1)                               26,000             391
   USD Three Month LIBOR/ USD 4.850%
   Jul 2007 0.00 Call(1)                               30,000              49
   USD Three Month LIBOR/ USD 5.250%
   Jul 2007 0.00 Call(1)                               72,000           1,127
   USD Three Month LIBOR/ USD 5.370%
   Jul 2007 0.00 Call(1)                               20,200             208
   USD Six Month LIBOR/ USD 4.900%
   Oct 2007 0.00 Call(1)                               21,000             109
                                                                 ------------

TOTAL OPTIONS PURCHASED
   (cost $2,075)                                                        3,103
                                                                 ------------


                                                  PRINCIPAL
                                                  AMOUNT ($)
                                                  OR SHARES
SHORT-TERM INVESTMENTS - 23.2%
Abitibi-Consolidated, Inc. (N)
   6.950% due 12/15/06                                    438             438

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
American General Finance Corp. (E)
   Series MTNG
   5.429% due 03/23/07                                    300             300
Arizona Public Service Co.
   6.750% due 11/15/06                                    180             180
AT&T Wireless Services, Inc.
   7.500% due 05/01/07                                  3,480           3,515
Avista Corp.
   7.750% due 01/01/07                                     55              55
Bank of America Corp. (c)(z)
   5.370% due 11/01/06                                 11,500          11,500
   5.275% due 12/01/06                                    300             299
Bank of Ireland Governor & Co. (c)(z)
   5.260% due 12/05/06                                 15,900          15,821
Barclays Bank PLC (z)
   5.343% due 01/29/07                                  6,200           6,215
Barclays US Funding Corp. (c)(z)
   5.275% due 11/21/06                                 11,000          10,968
Caesars Entertainment, Inc.
   9.375% due 02/15/07                                    980             987
Caterpillar Financial Services Corp. (E)
   Series MTNF
   5.463% due 08/20/07                                    470             470
CC Funding Trust I
   6.900% due 02/16/07                                    685             688
Centex Corp. (E)
   Series MTNE
   5.739% due 08/01/07                                    736             737
Comcast Cable Communications, Inc.
   8.375% due 05/01/07                                    110             112
DaimlerChrysler NA Holding Corp. (E)
   Series MTND
   5.740% due 11/17/06                                  2,800           2,800
Danske Corp. (z)
   5.265% due 12/27/06 (c)                                300             298
   5.240% due 01/30/07                                 17,100          16,876
Donohue Forest Products
   7.625% due 05/15/07                                    665             665
Duke Energy Field Services LLC
   5.750% due 11/15/06                                     80              80
Enterprise Products Operating, LP
   Series B
   4.000% due 10/15/07                                    700             690
FedEx Corp.
   2.650% due 04/01/07                                    220             217

 182  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ford Motor Credit Co. (E)
   5.590% due 03/13/07                                  2,250           2,233
   6.194% due 09/28/07 (N)                              1,400           1,391
France Treasury Bill BTF
   Zero coupon due 12/21/06                        EUR  2,900           3,684
GMAC LLC (E)
   6.407% due 01/16/07                                  1,500           1,500
Harrah's Operating Co., Inc.
   7.125% due 06/01/07                                  1,055           1,060
Hilton Hotels Corp.
   7.950% due 04/15/07                                    330             332
Historic TW, Inc.
   8.180% due 08/15/07                                    323             330
HSBC Finance Corp. (E)
   5.410% due 10/04/07                                  2,200           2,202
Hyatt Equities LLC (p)
   6.875% due 06/15/07                                    435             437
International Bank for Reconstruction &
   Development
   Zero coupon due 08/20/07                        NZD    950             600
International Lease Finance Corp.
   3.750% due 08/01/07                                    115             114
JPMorgan Chase & Co.
   5.350% due 03/01/07                                    160             160
Mandalay Resort Group
   Series B
   10.250% due 08/01/07                                 2,830           2,911
Marsh & McLennan Cos., Inc.
   5.375% due 03/15/07                                  1,480           1,479
   5.640% due 07/13/07 (E)                                630             630
Mastr Adjustable Rate Mortgages Trust
   5.503% due 10/13/07                                  2,879           2,878
MGM Mirage
   9.750% due 06/01/07                                  2,020           2,060
Mirage Resorts, Inc.
   6.750% due 08/01/07                                    600             603
Netherlands Government Bond
   Series 1
   5.750% due 02/15/07                             EUR    490             629
Norfolk Southern Corp.
   7.350% due 05/15/07                                    320             323
Northrop Grumman Corp.
   4.079% due 11/16/06                                    155             155
Panhandle Eastern Pipe Line
   Series B
   2.750% due 03/15/07                                    125             124
Pepco Holdings, Inc.
   5.500% due 08/15/07                                  1,070           1,070
Reynolds American, Inc. (N)(p)
   6.500% due 06/01/07                                    450             452
Russell Investment Company
   Money Market Fund                              415,303,000         415,303

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Sempra Energy
   4.621% due 05/17/07                                    777             774
Skandinaviska Enskilda Banken (c)(z)
   5.255% due 12/08/06                                  9,800           9,747
Societe Generale NA (c)(z)
   5.290% due 12/18/06                                  1,100           1,092
   5.265% due 12/21/06                                  7,800           7,743
St. Paul Travelers Cos., Inc. (The)
   5.010% due 08/16/07                                  1,340           1,333
Starwood Hotels & Resorts Worldwide, Inc.
   7.375% due 05/01/07                                     65              65
TELUS Corp.
   7.500% due 06/01/07                                  1,925           1,947
Total SA (c)(z)
   5.290% due 11/01/06                                 13,800          13,800
UBS Financial Del LLC (c)(z)
   5.260% due 12/01/06                                  1,300           1,294
United States Treasury Bills (z)(sec.)
   5.093% due 11/30/06 (c)                              2,375           2,366
   4.841% due 12/07/06 (c)                                500             498
   4.898% due 12/07/06 (c)                                500             498
   4.802% due 12/14/06 (c)                                300             298
   4.914% due 12/14/06 (c)                                 30              30
   4.932% due 12/14/06 (c)                                500             497
   4.937% due 12/14/06 (c)                              2,470           2,456
   5.161% due 01/11/07                                    650             644
   4.948% due 02/15/07                                     60              59
   4.960% due 02/15/07                                    100              99
   5.007% due 02/15/07                                    200             197
   5.018% due 02/15/07                                    110             108
   5.131% due 02/15/07                                    250             246
United States Treasury Notes (N)
   3.500% due 11/15/06                                 14,400          14,390
   3.125% due 05/15/07                                 21,250          21,033
Westpac Banking Corp. (c)(z)
   5.265% due 11/17/06                                  7,300           7,283
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $605,235)                                                       605,068
                                                                 ------------

                                                    Multistrategy Bond Fund  183

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
OTHER SECURITIES - 11.8%
Russell Investment Company
   Money Market Fund (X)                           79,200,049          79,200
State Street Securities Lending Quality Trust
   (X)                                            229,444,462         229,444
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $308,644)                                                       308,644
                                                                 ------------

TOTAL INVESTMENTS - 120.6%
(identified cost $3,132,429)                                        3,149,435

OTHER ASSETS AND LIABILITIES,
NET - (20.6%)                                                        (537,670)
                                                                 ------------

NET ASSETS - 100.0%                                                 2,611,765
                                                                 ============

See accompanying notes which are an integral part of the financial statements.

 184  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Australian 3 Year Bond (Australia)
   expiration date 12/06 (101)                             20,095               (312)

Australian 10 Year Bond (Australia)
   expiration date 12/06 (54)                              30,604                (29)

Euro-Bund Futures (Germany)
   expiration date 12/06 (48)                               7,218                 18

Euro-Schatz Bond Futures
   expiration date 12/06 (106)                             14,057                (24)

Eurodollar Futures (CME)
   expiration date 12/06 (550)                            130,123               (726)
   expiration date 03/07 (741)                            175,580               (709)
   expiration date 06/07 (888)                            210,789               (253)
   expiration date 09/07 (1,867)                          443,996                163
   expiration date 12/07 (1,640)                          390,505                633
   expiration date 03/08 (40)                               9,525                  4
Libor Futures
   expiration date 06/07 (22)                               4,964                 (7)
   expiration date 09/07 (37)                               8,350                 (9)
   expiration date 12/07 (59)                              13,320                (10)
   expiration date 03/08 (15)                               3,388                 (3)
   expiration date 06/08 (12)                               2,711                 (2)
   expiration date 09/08 (17)                               3,842                 (2)

Three Month Short Sterling Interest Rate Futures
   (UK)
   expiration date 03/07 (110)                             24,814                (18)

United States Treasury Bonds
   expiration date 12/06 (372)                             41,908                589

United States Treasury 2 Year Notes
   expiration date 12/06 (404)                             82,580                130

United States Treasury 5 Year Notes
   expiration date 12/06 (1,017)                          107,357                501

United States Treasury 10 Year Notes
   expiration date 12/06 (1,619)                          175,206              2,001
   expiration date 03/07 (2)                                  217                  2

------------------------------------------------------------------------------------
                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $

Short Positions
Bankers Acceptance Futures (Canada)
   expiration date 03/07 (112)                             23,935                 11

Euro-Bobl Futures (Germany)
   expiration date 12/06 (364)                             50,970                 10

Japanese 10 Year Bond (Japan)
   expiration date 12/06 (32)                              36,732                (89)

Long Gilt Bond (UK)
   expiration date 12/06 (8)                                1,679                 (3)

United States Treasury 2 Year Notes
   expiration date 12/06 (106)                             21,667                 (4)

United States Treasury 5 Year Notes
   expiration date 12/06 (580)                             60,972               (254)

United States Treasury 10 Year Notes
   expiration date 12/06 (485)                             52,037               (449)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts (a)                                                  1,159
                                                                     ===============

  See accompanying notes which are an integral part of the financial statements.

                                                    Multistrategy Bond Fund  185

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Eurodollar Futures
   Dec 2006 95.00 Put (17)                                  4,038                (16)
   Mar 2007 94.75 Put (22)                                  5,211                 (6)
   Mar 2007 95.25 Put (24)                                  5,715                (29)

Forward Volatility Agreements
(Fund Pays/Fund Receives)
   USD/JPY 1 Year
   Jan 2007 8.44 Put (1)                                    2,000                 --

Swaptions
(Fund Receives/Fund Pays)
   EUR Six Month LIBOR/ EUR 4.100%
   Jul 2007 0.00 Call (2)                                   7,658                (85)
   EUR Six Month LIBOR/ EUR 4.100%
   Jul 2007 0.00 Call (1)                                   7,658                (97)
   EUR Six Month LIBOR/ EUR 4.230%
   Jul 2007 0.00 Call (1)                                   6,381                (81)
   GBP Three Month LIBOR/ GBP 4.850%
   Jun 2007 0.00 Call (1)                                     763                 (7)
   GBP Six Month LIBOR/ GBP 4.850%
   Jun 2007 0.00 Call (1)                                   1,335                (13)
   GBP Six Month LIBOR/ GBP 4.500%
   Dec 2006 0.00 Put (1)                                   20,602               (174)
   USD Three Month LIBOR/ USD 4.850%
   Dec 2006 0.00 Call (1)                                   7,000                (10)
   USD Three Month LIBOR/ USD 5.240%
   Feb 2007 0.00 Call (1)                                   6,100                (74)
   USD Three Month LIBOR/ USD 5.040%
   Mar 2007 0.00 Call (2)                                  13,000                (94)
   USD Three Month LIBOR/ USD 5.220%
   Apr 2007 0.00 Call (1)                                   4,000                (53)
   USD Three Month LIBOR/ USD 5.300%
   May 2007 0.00 Call (1)                                  14,000               (230)
   USD Three Month LIBOR/ USD 5.320%
   May 2007 0.00 Call (1)                                  13,600               (226)

------------------------------------------------------------------------------------
                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
   USD Three Month LIBOR/ USD 5.330%
   Jun 2007 0.00 Call (1)                                   2,000                (37)
   USD Three Month LIBOR/ USD 5.340%
   Jun 2007 0.00 Call (1)                                  12,000               (231)
   USD Three Month LIBOR/ USD 5.600%
   Jun 2007 0.00 Call (1)                                  11,000                 --
   USD Three Month LIBOR/ USD 5.370%
   Jul 2007 0.00 Call (1)                                  32,000               (643)
   USD Three Month LIBOR/ USD 5.500%
   Jul 2007 0.00 Call (1)                                   6,600               (198)
   USD Six Month LIBOR/ USD 4.950%
   Jul 2007 0.00 Call (1)                                   6,700                (75)
   USD Six Month LIBOR/ USD 5.010%
   Oct 2007 0.00 Call (1)                                   9,000               (120)

United States Treasury Bonds
   Nov 2006 111.00 Call (87)                                9,657               (150)
   Nov 2006 104.00 Put (76)                                 7,904                 (1)
   Nov 2006 105.00 Put (11)                                 1,155                 --

United States Treasury Notes
   2 Year Futures
   Nov 2006 101.75 Put (880)                              179,080                (28)

United States Treasury Notes
   10 Year Futures
   Nov 2006 109.00 Call (15)                                1,635                 (2)
   Nov 2006 106.00 Put (15)                                 1,590                 --
                                                                     ---------------

Total Liability for Options Written (premiums
   received $1,995)                                                           (2,680)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 186  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                            UNREALIZED
                                                           APPRECIATION
      AMOUNT                AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                 BOUGHT             DATE             $
------------------   --------------------   -----------   --------------
USD          2,298   AUD            2,984    11/02/06                 13
USD          2,454   AUD            3,264    12/20/06                 70
USD          5,464   AUD            7,156    12/20/06                 69
USD          7,428   AUD            9,715    12/20/06                 85
USD          1,697   CAD            1,911    11/02/06                  5
USD            865   CAD              985    11/30/06                 13
USD          2,519   CAD            2,803    12/20/06                (19)
USD            469   CNY            3,629    03/19/07                 (3)
USD            200   CNY            1,544    03/20/07                 (2)
USD            206   EUR              161    11/02/06                 --
USD            250   EUR              195    11/02/06                 (1)
USD            309   EUR              240    11/02/06                 (2)
USD            418   EUR              325    11/02/06                 (3)
USD            422   EUR              330    11/02/06                 (1)
USD            423   EUR              330    11/02/06                 (2)
USD            520   EUR              404    11/02/06                 (4)
USD            574   EUR              445    11/02/06                 (6)
USD            601   EUR              465    11/02/06                 (7)
USD            602   EUR              465    11/02/06                 (8)
USD            717   EUR              564    11/02/06                  3
USD            796   EUR              623    12/06/06                 --
USD          5,042   EUR            3,958    12/20/06                 27
USD          5,460   EUR            4,335    12/20/06                 91
USD            556   EUR              435    02/02/07                  2
USD          1,277   EUR            1,000    03/23/07                  8
USD          2,419   GBP            1,272    11/02/06                  7
USD          2,711   GBP            1,443    12/20/06                 44
USD          8,541   GBP            4,550    12/20/06                146
USD          8,609   GBP            4,550    12/20/06                 77
USD             10   JPY            1,171    11/02/06                 --
USD             65   JPY            7,415    11/02/06                 (2)
USD            196   JPY           22,775    11/02/06                 (1)
USD            469   JPY           54,970    11/02/06                  1
USD            508   JPY           57,623    11/02/06                (15)
USD            583   JPY           66,920    11/02/06                (11)
USD            584   JPY           66,505    11/02/06                (15)
USD            716   JPY           84,315    11/02/06                  6
USD            726   JPY           82,060    11/02/06                (24)
USD          1,786   JPY          202,053    11/02/06                (58)
USD          3,202   JPY          362,561    11/02/06               (101)
USD          6,797   JPY          774,119    11/15/06               (163)
USD          6,814   JPY          774,118    11/15/06               (181)
USD          6,745   JPY          781,000    12/06/06                (32)
USD          1,469   JPY          170,000    12/20/06                 (5)
USD          6,284   JPY          730,500    12/20/06                  6

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                            UNREALIZED
                                                           APPRECIATION
      AMOUNT                AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                 BOUGHT             DATE             $
------------------   --------------------   -----------   --------------
USD            732   JPY           84,315    02/02/07                 (1)
USD          2,159   JPY          249,448    02/02/07                  1
USD          2,982   JPY          343,716    02/02/07                 (5)
USD          1,896   NOK           12,296    12/20/06                 (9)
USD          2,730   NOK           18,251    12/20/06                 71
USD            578   NZD              862    11/02/06                 (1)
USD          2,521   NZD            3,870    12/20/06                 66
USD          2,730   NZD            4,148    12/20/06                 43
USD            531   PLN            1,608    11/02/06                 --
USD          1,355   SEK            9,783    11/02/06                 --
USD          2,519   SEK           18,305    12/20/06                 26
USD          4,915   SEK           35,582    12/20/06                 32
USD            469   SEK            3,372    12/21/06                 --
USD            249   SGD              395    11/27/06                  5
USD            243   TWD            7,871    11/22/06                 (6)
AUD          2,984   USD            2,281    11/02/06                (30)
CAD          1,911   USD            1,694    11/02/06                 (7)
EUR            325   USD              419    11/02/06                  4
EUR            330   USD              424    11/02/06                  3
EUR            330   USD              423    11/02/06                  2
EUR            435   USD              554    11/02/06                 (2)
EUR            435   USD              554    11/02/06                 (2)
EUR            445   USD              577    11/02/06                  9
EUR            465   USD              600    11/02/06                  7
EUR            465   USD              599    11/02/06                  6
EUR            564   USD              726    11/02/06                  6
EUR            565   USD              711    11/02/06                (10)
GBP          1,272   USD            2,393    11/02/06                (33)
JPY         55,490   USD              477    11/02/06                  3
JPY         57,623   USD              510    11/02/06                 17
JPY         66,505   USD              586    11/02/06                 17
JPY         83,231   USD              717    11/02/06                  5
JPY         84,315   USD              722    11/02/06                  1
JPY        249,448   USD            2,133    11/02/06                 (1)
JPY        411,756   USD            3,528    11/02/06                  6
NZD            862   USD              532    11/02/06                (46)
PLN          1,608   USD              526    11/02/06                 (4)
SEK          3,635   USD              502    11/02/06                 (1)
SEK          6,148   USD              858    11/02/06                  7
EUR          5,559   USD            7,162    12/06/06                 53
JPY         88,000   USD              757    12/06/06                 --
EUR          2,785   USD            3,552    12/08/06                (10)
AUD          3,339   USD            2,507    12/20/06                (75)
AUD          3,393   USD            2,521    12/20/06               (103)
AUD          3,639   USD            2,711    12/20/06               (103)

  See accompanying notes which are an integral part of the financial statements.

                                                    Multistrategy Bond Fund  187

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                            UNREALIZED
                                                           APPRECIATION
      AMOUNT                AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                 BOUGHT             DATE             $
------------------   --------------------   -----------   --------------
CAD          2,740   USD            2,454    12/20/06                 10
CAD          3,007   USD            2,722    12/20/06                 39
CHF          3,443   USD            2,730    12/20/06                (55)
CHF          9,348   USD            7,583    12/20/06                 22
EUR          1,976   USD            2,519    12/20/06                (11)
EUR          3,929   USD            5,021    12/20/06                (11)
EUR          4,301   USD            5,464    12/20/06                (44)
EUR          4,343   USD            5,462    12/20/06               (100)
GBP          1,469   USD            2,730    12/20/06                (75)
JPY        160,650   USD            1,392    12/20/06                  9
JPY        651,335   USD            5,604    12/20/06                 (5)
JPY        661,204   USD            5,693    12/20/06                 (1)
JPY        661,204   USD            5,696    12/20/06                  2
NOK         32,990   USD            5,042    12/20/06                (20)
NZD          3,844   USD            2,454    12/20/06               (116)
NZD         12,011   USD            7,723    12/20/06               (305)
SEK         18,211   USD            2,521    12/20/06                (11)
SEK         19,992   USD            2,730    12/20/06                (50)
AUD          2,984   USD            2,292    02/02/07                (13)
BRL         12,259   USD            5,568    02/02/07                (55)
CAD          1,911   USD            1,702    02/02/07                 (5)
EUR            161   USD              207    02/02/07                 --
GBP          1,272   USD            2,420    02/02/07                 (8)
NZD            862   USD              574    02/02/07                  1
PLN          1,608   USD              532    02/02/07                 --
SEK          9,783   USD            1,363    02/02/07                 --
                                                          --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                               (854)
                                                          ==============

See accompanying notes which are an integral part of the financial statements.

 188  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

INDEX SWAP CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
                                                    NOTIONAL                                                 APPRECIATION
        FUND RECEIVES                COUNTER         AMOUNT            FUND PAYS           TERMINATION      (DEPRECIATION)
     UNDERLYING SECURITY              PARTY             $            FLOATING RATE             DATE               $
------------------------------   ----------------   ---------   -----------------------   --------------   ----------------
CMBS AAA                                                        1 Month LIBOR
   10 Yr. Index                  Citibank               3,500      plus 0.235%               03/31/07                  (146)

CMBS AAA                                                        1 Month LIBOR
   10 Yr. Index                  Goldman Sachs          4,000      plus 0.030%               09/28/07                  (166)

                                                                Turkish Overnight
                                                                   Index Tuibon
GS Total Return                  Citibank              14,958      plus 0.750%               07/17/08                   (42)

Lehman Brothers                                                 1 Month LIBOR
   CMBS Index - AAA              Goldman Sachs          6,830      plus 0.050%               02/01/07                   101
                                                                                                           ----------------

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts                                              (253)
                                                                                                           ================

INTEREST RATE SWAP CONTRACTS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
           COUNTER                  NOTIONAL                                                    TERMINATION     VALUE
            PARTY                    AMOUNT           FUND RECEIVES           FUND PAYS            DATE           $
------------------------------   ---------------   -------------------   --------------------   -----------   ---------
Bank of America                     USD   35,900   5.600%                Three Month LIBOR       12/21/09           536
Bank of America                     USD   37,500   5.470%                Three Month LIBOR       06/14/11         1,183
Bank of America                     USD   31,000   5.650%                Three Month LIBOR       12/20/13         1,035
Bank of America                     USD   13,200   5.550%                Three Month LIBOR       06/14/16           603
Bank of America                     USD    7,000   5.630%                Three Month LIBOR       06/16/36           489
Barclays Bank PLC                   GBP   15,400   5.000%                Six Month LIBOR         06/15/07           (26)
Barclays Bank PLC                   USD   18,100   5.000%                Three Month LIBOR       12/20/08           (12)
                                                                         Consumer Price Index
Barclays Bank PLC                   EUR    2,800   2.103%                (France)                10/15/10            35
Barclays Bank PLC                  JPY 2,400,000   Six Month LIBOR       1.550%                  12/20/11           159
Barclays Bank PLC                    EUR  22,000   4.250%                Six Month LIBOR         07/20/16           750
Barclays Bank PLC                   SEK  204,000   Three Month LIBOR     4.323%                  07/20/16        (1,331)
Barclays Bank PLC                   EUR    1,500   4.300%                Six Month LIBOR         12/20/16            51
Barclays Bank PLC                   EUR    2,450   Six Month LIBOR       4.300%                  12/20/16           (84)
Barclays Bank PLC                   GBP    4,050   5.000%                Six Month LIBOR         12/20/16            61
Barclays Bank PLC                  JPY 1,333,000   2.100%                Six Month LIBOR         12/20/16           164
Barclays Bank PLC                   SEK   13,700   Three Month LIBOR     4.350%                  12/20/16           (18)
Barclays Bank PLC                   EUR    3,500   4.550%                Six Month LIBOR         12/22/36           368
Barclays Bank PLC                   EUR    1,320   Six Month LIBOR       4.550%                  12/22/36          (139)
Barclays Bank PLC                   GBP      940   4.550%                Six Month LIBOR         12/22/36            71
Barclays Bank PLC                   GBP    2,400   Six Month LIBOR       4.550%                  12/22/36          (146)

  See accompanying notes which are an integral part of the financial statements.

                                                    Multistrategy Bond Fund  189

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

INTEREST RATE SWAP CONTRACTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
           COUNTER                  NOTIONAL                                                    TERMINATION     VALUE
            PARTY                    AMOUNT           FUND RECEIVES           FUND PAYS            DATE           $
------------------------------   ---------------   -------------------   --------------------   -----------   ---------
Credit Suisse First Boston           EUR  77,890   Six Month LIBOR       3.959%                  11/24/08          (129)
Credit Suisse First Boston           EUR  86,470   4.079%                Six Month LIBOR         11/22/11         1,014
Credit Suisse First Boston          GBP    1,310   Six Month LIBOR       5.100%                  12/20/11             7
Credit Suisse First Boston          EUR    2,050   4.300%                Six Month LIBOR         12/20/16            70
Credit Suisse First Boston          GBP    4,921   Six Month LIBOR       5.000%                  12/20/16           (72)
Credit Suisse First Boston          SEK   22,000   Three Month LIBOR     4.350%                  12/20/16           (58)
Credit Suisse First Boston          SEK   19,000   Three Month LIBOR     4.350%                  12/20/16            58
Credit Suisse First Boston           EUR  26,850   Six Month LIBOR       4.412%                  11/22/21        (1,412)
Credit Suisse First Boston          USD    3,700   5.820%                Three Month LIBOR       09/22/36           310
Credit Suisse First Boston          EUR    1,780   Six Month LIBOR       4.550%                  12/22/36          (187)
Credit Suisse First Boston          GBP    1,260   4.550%                Six Month LIBOR         12/22/36            95
Deutsche Bank                       USD   35,000   5.600%                Three Month LIBOR       12/20/11           689
Deutsche Bank                       USD   25,900   5.650%                Three Month LIBOR       12/20/13           687
Goldman Sachs                       USD      600   5.000%                Three Month LIBOR       12/20/36           (23)
JP Morgan                           GBP    2,250   Six Month LIBOR       4.550%                  12/22/36          (170)
JP Morgan                           GBP    5,100   4.950%                Six Month LIBOR         12/22/08           (70)
Lehman Brothers                     GBP    5,100   Six Month LIBOR       4.950%                  12/22/08           (70)
Lehman Brothers                     GBP    8,400   4.500%                Six Month LIBOR         09/20/09          (219)
Lehman Brothers                     EUR    3,100   4.000%                Six Month LIBOR         12/15/11            22
Lehman Brothers                     USD    4,000   5.000%                Three Month LIBOR       12/20/11            (5)
Lehman Brothers                     EUR    2,430   Six Month LIBOR       4.300%                  12/20/16           (84)
Lehman Brothers                     GBP    1,650   5.000%                Six Month LIBOR         12/20/16            25
Merrill Lynch                       GBP   19,300   4.500%                Six Month LIBOR         09/20/09          (502)
Merrill Lynch                       GBP      300   4.000%                Six Month LIBOR         12/15/35            (9)
Morgan Stanley                      EUR    2,800   6.000%                Six Month LIBOR         06/18/34           648
Royal Bank of Scotland              GBP    1,100   4.550%                Six Month LIBOR         12/20/09            83
Royal Bank of Scotland             JPY 1,270,000   Six Month LIBOR       1.850%                  12/20/13          (156)
Royal Bank of Scotland              GBP    1,100   4.550%                Six Month LIBOR         12/22/36            83
Royal Bank of Scotland              USD    3,360   Three Month LIBOR     5.750%                  12/22/36          (248)
                                                                         Mexico Interbank 28
Salomon Smith Barney                 MXN 194,000   8.100%                Day Deposit Rate        07/04/08           170
                                                                         Mexico Interbank 28
Salomon Smith Barney                 MXN 115,160   7.820%                Day Deposit Rate        09/25/08            25
                                                                                                              ---------

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - $2,471                         4,321
                                                                                                              =========

See accompanying notes which are an integral part of the financial statements.

 190  Multistrategy Bond Fund

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

CREDIT DEFAULT SWAP CONTRACTS
----------------------------------------------------------------------------------------------------------------------
                                                    NOTIONAL                                               MARKET
          REFERENCE                  COUNTER         AMOUNT      FUND RECEIVES       TERMINATION           VALUE
            ENTITY                    PARTY             $          FIXED RATE            DATE                $
------------------------------   ----------------   ---------   ----------------   ----------------   ----------------
Brazilian Government
International Bond               Morgan Stanley           500        1.660%            03/20/13                      8
Brazilian Government             Salomon Smith
   International Bond            Barney                 4,500        1.500%            08/22/11                     60
Core Investment Grade Bond       Bank of America       27,000        0.650%            12/20/16                   (114)
Core Investment Grade Bond       Bear Stearns          27,000        0.400%            12/20/11                    (34)
Dow Jones CDX High Volatility
   4 Index                       UBS                   13,000        0.900%            06/20/10                    112
Dow Jones CDX High Volatility
   5 Index                       Goldman Sachs          3,100        0.850%            12/20/10                     24
Ford Motor Credit Co.            UBS                      700        4.750%            12/20/06                      8
Mexico Government
   International Bond            JP Morgan              2,400        0.920%            03/20/16                     40
Russia Government
   International Bond            JP Morgan                300        0.800%            03/20/16                      2
Russia Government
   International Bond            Morgan Stanley           300        0.780%            03/20/16                      2
Russia Government
   International Bond            Morgan Stanley           200        0.460%            06/20/07                      1
Softbank Corp                    Deutsche Bank         45,000        2.300%            09/20/07                      1
                                                                                                      ----------------

Total Market Value of Open Credit Default Swap Contracts Premiums Paid (Received) - ($310)                         110
                                                                                                      ================

  See accompanying notes which are an integral part of the financial statements.

                                                    Multistrategy Bond Fund  191

RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Asset-Backed Securities                                       6.8
Corporate Bonds and Notes                                    15.7
International Debt                                            4.8
Loan Agreements                                               0.8
Mortgage-Backed Securities                                   42.9
Municipal Bonds                                               0.3
Non-US Bonds                                                  0.9
United States Government Agencies                             4.7
United States Government Treasuries                           8.2
Common Stocks                                                 0.1
Preferred Stocks                                              0.3
Warrants & Rights                                              --*
Options Purchased                                             0.1
Short-Term Investments                                       23.2
Other Securities                                             11.8
                                                  ---------------
Total Investments                                           120.6
Other Assets and Liabilities, Net                           (20.6)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                              --*
Options Written                                              (0.1)
Foreign Currency Exchange Contracts                           (--*)
Index Swap Contracts                                          (--*)
Interest Rate Swap Contracts                                  0.2
Credit Default Swap Contracts                                  --*

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 192  Multistrategy Bond Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                 TAX EXEMPT BOND - CLASS S          LB MUNICIPAL 1-10 YEAR **
                                                                 -------------------------          -------------------------
Inception*                                                                 10000                              10000
1997                                                                       10474                              10706
1998                                                                       11036                              11447
1999                                                                       10989                              11528
2000                                                                       11618                              12256
2001                                                                       12673                              13394
2002                                                                       13278                              14143
2003                                                                       13811                              14800
2004                                                                       14314                              15408
2005                                                                       14393                              15529
2006                                                                       15045                              16214

Tax Exempt Bond Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  4.53%
5 Years                                 3.49%sec.
10 Years                                4.17%sec.

Tax Exempt Bond Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  4.26%
5 Years                                 3.24%sec.
10 Years                                3.98%sec.

Tax Exempt Bond Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  3.50%
5 Years                                 2.49%sec.
10 Years                                3.40%sec.

Lehman Brothers Municipal 1-10 Year Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  4.42%
5 Years                                 3.90%sec.
10 Years                                4.95%sec.

 194  Tax Exempt Bond Fund

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide federal tax-exempt current income consistent with the preservation of capital. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Tax Exempt Bond Fund Class S, Class E and Class C Shares gained 4.53%, 4.26% and 3.50%, respectively. This compared to the Lehman Brothers Municipal 1-10 Year Index, which gained 4.42% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Intermediate Municipal Debt Funds Average returned 4.34%. For the same period, the Lipper(R)
Short-Intermediate Municipal Debt Funds Average returned 3.22%. These returns serve as peer comparisons and are expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The municipal bond market presented active managers with many challenges over the year. Fears of rising interest rates, the lack of traditional investor demand and strong influence by hedge funds were among the main challenges at the beginning of the period and remained major themes throughout the fiscal year.

Given the uncertainty in the market, the Fund's money managers tended to follow strategies that attempted to add value through sector rotation and security selection, while maintaining more opportunistic duration positions relative to the benchmark. This contributed positively to relative performance from both a security selection and sector allocation perspective.

The Fund's overall municipal bond market sector allocations remained relatively constant. The Fund maintained an overweight position as compared to the benchmark in the higher yielding sectors within the municipal bond market. Correspondingly, the Fund maintained an underweight position with respect to lower yielding sectors, such as the general obligation and pre-refunded sectors. The underweight to these lower dividend yielding sectors resulted in a better-than-benchmark yield which contributed positively to Fund performance. Additionally, many of the sectors in which the Fund was overweight outperformed the Fund's benchmark contributing positively to performance.

Finally, the Fund's tactical duration positioning as well as state selection also contributed positively to performance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The main investment strategies employed in tax exempt investing include tactical interest rate and maturity management, sector allocation and security selection. The sector allocation strategy used throughout the fiscal year was to overweight higher yielding sectors while underweighting lower yielding sectors. This strategy resulted in an overweight to the revenue sector and an underweight to the pre-refunded sector which contributed positively to the Fund's performance. Security selection, particularly in tobacco settlement bonds, also contributed positively to performance. Additionally, interest rate and maturity management added to performance.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In 2006, RIMCo expanded the Fund's ability to invest in non-investment grade municipal securities.

                                                       Tax Exempt Bond Fund  195

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                Styles
October 31, 2006


Delaware Management Company, a series
   of Delaware Management Business
   Trust                                  Fully Discretionary
Standish Mellon Asset Management
   Company, LLC                           Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Assumes initial investment on November 1, 1996.

** Lehman Brothers Municipal 1-10 Year Index is an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-10 years.

++ The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares prior to May 14, 1999 are those of the Fund's Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

++++ The Fund first issued Class C Shares on March 29, 1999. The returns shown for Class C Shares are the performance of the Fund's Class S Shares from November 1, 1996 to March 28, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 196  Tax Exempt Bond Fund

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,028.50      $     1,017.34
Expenses Paid During
Period*                       $         7.98      $         7.93

* Expenses are equal to the Fund's annualized expense ratio of 1.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,030.20      $     1,021.12
Expenses Paid During
Period*                       $         4.15      $         4.13

* Expenses are equal to the Fund's annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,033.60      $     1,022.38
Expenses Paid During
Period*                       $         2.87      $         2.85

* Expenses are equal to the Fund's annualized expense ratio of 0.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                       Tax Exempt Bond Fund  197

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                              PRINCIPAL                       DATE        MARKET
                                                              AMOUNT ($)       RATE            OF          VALUE
                                                              OR SHARES          %          MATURITY         $
------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.8%
Alabama - 0.5%
City of Tuscaloosa Alabama General Obligation Unlimited              340         5.000      02/15/07           341
County of Jefferson Alabama General Obligation Unlimited (u)         500         5.000      04/01/10           523
Courtland Industrial Development Board Revenue Bonds                 250         5.000      11/01/13           263
Mobile County Board of School Commissioners General
   Obligation Unlimited (u)(ae)                                      375         5.000      03/01/12           397
                                                                                                         ---------
                                                                                                             1,524
                                                                                                         ---------

Alaska - 0.4%
City of Anchorage Alaska General Obligation Unlimited,
   weekly demand (u)(ae)                                             500         5.750      12/01/16           542
Northern TOB Securitization Corp. Revenue Bonds                      500         4.625      06/01/23           501
                                                                                                         ---------
                                                                                                             1,043
                                                                                                         ---------

Arizona - 2.8%
Arizona State Transportation Board Revenue Bonds                     500         5.250      07/01/12           536
Arizona State Transportation Board Revenue Bonds                   1,500         5.000      07/01/14         1,636
Maricopa County Pollution Control Corp. Revenue Bonds              1,000         2.900      06/01/35           976
Maricopa County Pollution Control Corp. Revenue Bonds (E)          1,000         4.000      01/01/38           997
Mesa Arizona General Obligation Unlimited (u)(ae)                  1,000         5.000      07/01/17         1,037
Phoenix Civic Improvement Corp. Revenue Bonds (u)                    250         5.500      07/01/07           253
Phoenix Civic Improvement Corp. Revenue Bonds (u)                  1,325         5.000      07/01/35         1,398
Salt River Project Agricultural Improvement & Power District
   Revenue Bonds                                                   1,350         5.000      01/01/25         1,422
                                                                                                         ---------
                                                                                                             8,255
                                                                                                         ---------

California - 10.2%
Abag Finance Authority for Nonprofit Corps. Certificate Of
   Participation                                                     600         5.700      08/15/14           617
California Health Facilities Financing Authority Revenue
   Bonds (E)                                                         500         4.950      07/01/26           527
California State Department of Water Resources Revenue Bonds         250         5.500      05/01/10           266
California State Department of Water Resources Revenue Bonds
   (u)                                                               500         5.250      05/01/11           537
California State Department of Water Resources Revenue Bonds
   (u)                                                             1,000         5.250      05/01/12         1,087
California State Public Works Board Revenue Bonds                    630         5.000      06/01/10           659
California Statewide Communities Development Authority
   Revenue Bonds (E)(u)                                              610         4.100      04/01/28           624
California Statewide Communities Development Authority
   Revenue Bonds (E)                                               1,000         5.200      12/01/29         1,030
California Statewide Communities Development Authority
   Revenue Bonds (E)                                               1,250         2.300      04/01/33         1,242
California Statewide Communities Development Authority
   Revenue Bonds (E)                                               1,100         2.625      04/01/34         1,086
California Statewide Communities Development Authority
   Revenue Bonds (E)                                                 900         4.350      11/01/36           902
California Statewide Communities Development Authority
   Revenue Bonds                                                   1,500         5.250      03/01/45         1,590
Golden State Tobacco Securitization Corp. Revenue Bonds (ae)         405         5.500      06/01/18           410
Golden State Tobacco Securitization Corp. Revenue Bonds (u)          500         5.000      06/01/20           522
Golden State Tobacco Securitization Corp. Revenue Bonds              570         5.000      06/01/21           572
Golden State Tobacco Securitization Corp. Revenue Bonds (u)          750         4.600      06/01/23           643
Kings River Conservation District Certificate Of
   Participation                                                     850         5.000      05/01/15           909
Roseville Westpark Community Facilities District No. 1
   Special Tax                                                       600         5.250      09/01/37           614
Southern California Public Power Authority Revenue Bonds (u)         405         5.375      01/01/12           442
State of California General Obligation Unlimited                   1,000         6.600      02/01/10         1,091
State of California General Obligation Unlimited                   1,000         5.000      10/01/11         1,064
State of California General Obligation Unlimited                   2,050         5.000      02/01/12         2,186

 198  Tax Exempt Bond Fund

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                              PRINCIPAL                       DATE        MARKET
                                                              AMOUNT ($)       RATE            OF          VALUE
                                                              OR SHARES          %          MATURITY         $
------------------------------------------------------------------------------------------------------------------
State of California General Obligation Unlimited                   1,000         5.250      07/01/12         1,087
State of California General Obligation Unlimited                     500         5.250      02/01/14           548
State of California General Obligation Unlimited (u)               1,500         5.000      02/01/26         1,570
State of California General Obligation Unlimited (u)               1,500         5.250      02/01/30         1,594
State of California General Obligation Unlimited                   2,000         5.000      06/01/31         2,105
State of California General Obligation Unlimited                   1,250         5.000      02/01/33         1,301
Tobacco Securitization Authority of Southern California
   Revenue Bonds                                                   1,000         4.750      06/01/25         1,009
University of California Revenue Bonds (u)                         1,500         5.000      05/15/13         1,631
University of California Revenue Bonds (u)                         1,000         5.000      05/15/33         1,055
                                                                                                         ---------
                                                                                                            30,520
                                                                                                         ---------

Colorado - 1.2%
Broomfield Colorado Sales & Use Tax Revenue Bonds (u)              1,250         5.500      12/01/22         1,371
Colorado Department of Transportation Revenue Bonds (u)              265         6.000      06/15/08           275
Colorado Health Facilities Authority Revenue Bonds                 1,000         5.250      06/01/23         1,068
Colorado Housing & Finance Authority Revenue Bonds                    55         7.250      04/01/10            56
Colorado Housing & Finance Authority Revenue Bonds                    55         6.300      08/01/12            55
Colorado Housing & Finance Authority Revenue Bonds (E)                50         6.300      08/01/16            51
Colorado Housing & Finance Authority Revenue Bonds                    30         6.700      10/01/16            30
Jefferson County School District R-001 General Obligation
   Unlimited (u)                                                     500         5.000      12/15/14           546
                                                                                                         ---------
                                                                                                             3,452
                                                                                                         ---------

Connecticut - 0.3%
Connecticut State Health & Educational Facility Authority
   Revenue Bonds (E)                                               1,001         3.600      07/01/35         1,001
                                                                                                         ---------

Delaware - 0.5%
Delaware State Economic Development Authority Revenue Bonds          435         6.500      01/01/08           443
Delaware State Economic Development Authority Revenue Bonds
   (E)(u)                                                            250         4.900      05/01/26           261
University of Delaware Revenue Bonds (E)                             850         3.590      11/01/26           850
                                                                                                         ---------
                                                                                                             1,554
                                                                                                         ---------

District of Columbia - 0.7%
District of Columbia General Obligation Unlimited (u)              1,000         5.500      06/01/09         1,046
District of Columbia Revenue Bonds (u)                             1,000         5.000      02/01/12         1,064
                                                                                                         ---------
                                                                                                             2,110
                                                                                                         ---------

Florida - 5.3%
City of Tallahassee Florida Revenue Bonds (u)                        500         5.000      10/01/11           531
County of Hillsborough Florida Revenue Bonds                          65         6.200      12/01/08            67
County of Miami-Dade Florida Revenue Bonds (u)                     1,000         5.000      06/01/14         1,080
Escambia County Health Facilities Authority Revenue Bonds          1,000         5.000      11/15/06         1,000
Escambia County Health Facilities Authority Revenue Bonds          1,000         5.250      11/15/13         1,095
Florida State Board of Education General Obligation
   Unlimited                                                       1,500         5.000      01/01/09         1,545
Florida State Division of Bond Finance Revenue Bonds (u)           1,600         5.250      07/01/13         1,680
Florida Water Pollution Control Financing Corp. Revenue
   Bonds                                                             500         5.500      01/15/12           541
Highlands County Health Facilities Authority Revenue Bonds         1,500         5.250      11/15/36         1,600
Hillsborough County Educational Facilities Authority Revenue
   Revenue Bonds (u)                                                 825         5.750      04/01/18           862
North Miami Florida Revenue Bonds (u)                              1,325         5.000      04/01/10         1,383

                                                       Tax Exempt Bond Fund  199

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                              PRINCIPAL                       DATE        MARKET
                                                              AMOUNT ($)       RATE            OF          VALUE
                                                              OR SHARES          %          MATURITY         $
------------------------------------------------------------------------------------------------------------------
Orlando Utilities Commission Revenue Bonds                         1,000         5.900      10/01/08         1,044
Orlando Utilities Commission Revenue Bonds                         1,000         5.250      10/01/20         1,073
Palm Glades Community Development District Special
   Assessment                                                      1,175         4.850      08/01/11         1,185
Verandah East Community Development District Special
   Assessment                                                      1,000         5.400      05/01/37         1,019
                                                                                                         ---------
                                                                                                            15,705
                                                                                                         ---------

Georgia - 1.8%
County of Fulton Georgia Revenue Bonds (u)                         1,500         5.250      01/01/35         1,619
Dalton Georgia Revenue Bonds (u)                                     500         5.750      01/01/09           522
Georgia Municipal Electric Authority Revenue Bonds (u)               850         6.250      01/01/17         1,023
Georgia State Road & Tollway Authority Revenue Bonds                 590         5.250      03/01/11           630
State of Georgia General Obligation Unlimited                      1,000         5.750      08/01/08         1,038
State of Georgia General Obligation Unlimited                        600         6.500      12/01/09           652
                                                                                                         ---------
                                                                                                             5,484
                                                                                                         ---------

Hawaii - 1.0%
Hawaii Housing & Community Development Corp. Revenue Bonds           500         3.700      01/01/22           496
Kauai County Hawaii General Obligation Unlimited (u)(ae)             375         6.250      08/01/19           411
State of Hawaii General Obligation Unlimited (u)                   1,000         5.750      01/01/10         1,065
State of Hawaii General Obligation Unlimited (u)                   1,000         5.000      03/01/12         1,067
                                                                                                         ---------
                                                                                                             3,039
                                                                                                         ---------

Idaho - 0.5%
Boise State University Revenue Bonds (u)                           1,250         5.375      04/01/22         1,349
                                                                                                         ---------

Illinois - 4.5%
Chicago Metropolitan Water Reclamation District-Greater
   Chicago General Obligation Unlimited                            2,000         6.500      12/01/07         2,063
City of Chicago Illinois General Obligation Unlimited (u)            750         6.000      01/01/11           810
City of Chicago Illinois Tax Allocation (u)                          700    Zero coupon     12/01/07           673
Cook County Community Consolidated School District No.
   15-Palatine General Obligation Limited (u)                      2,235    Zero coupon     12/01/13         1,704
County of Cook Illinois General Obligation Unlimited (u)(ae)       2,160         5.375      11/15/21         2,326
Illinois Finance Authority Revenue Bonds (u)                         400    Zero coupon     01/01/10           356
Illinois Finance Authority Revenue Bonds                             670         5.500      10/01/12           728
Illinois Finance Authority Revenue Bonds                             750         5.000      06/01/14           787
Illinois Finance Authority Revenue Bonds                             575         5.000      04/01/36           595
Illinois Finance Authority Revenue Bonds                           1,350         6.000      11/15/39         1,405
Illinois Health Facilities Authority Revenue Bonds                   385         6.000      05/15/10           395
Lake County Community Unit School District No. 116-Round
   Lake General Obligation Unlimited (u)                             400         7.600      02/01/14           500
State of Illinois Revenue Bonds (u)                                1,000         5.000      06/15/16         1,096
                                                                                                         ---------
                                                                                                            13,438
                                                                                                         ---------

Indiana - 2.9%
Columbus Multi School Building Corp. Indiana Revenue Bonds
   (u)                                                               450         5.000      01/10/10           469
Indiana Bond Bank Revenue Bonds (u)                                  315         5.750      08/01/13           331
Indiana Health Facility Financing Authority Revenue Bonds          1,000         5.500      11/15/10         1,068
Indiana Health Facility Financing Authority Revenue Bonds          1,000         5.000      11/01/11         1,057

 200  Tax Exempt Bond Fund

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                              PRINCIPAL                       DATE        MARKET
                                                              AMOUNT ($)       RATE            OF          VALUE
                                                              OR SHARES          %          MATURITY         $
------------------------------------------------------------------------------------------------------------------
Indiana Health Facility Financing Authority Revenue Bonds
   (E)(ae)                                                         1,220         5.000      11/01/26         1,238
Indiana Health Facility Financing Authority Revenue Bonds
   (E)(ae)                                                         1,300         3.640      03/01/30         1,300
Indiana State Finance Authority Revenue Bonds (u)                    925         5.000      07/01/11           976
Indiana State Finance Authority Revenue Bonds                      1,500         5.250      02/01/18         1,692
Indiana University Revenue Bonds (ae)                                500         5.750      08/01/10           533
                                                                                                         ---------
                                                                                                             8,664
                                                                                                         ---------

Iowa - 0.5%
Iowa Finance Authority Revenue Bonds                                 290         6.000      07/01/10           310
Tobacco Settlement Authority of Iowa Revenue Bonds (ae)            1,000         5.600      06/01/35         1,091
                                                                                                         ---------
                                                                                                             1,401
                                                                                                         ---------

Kansas - 1.0%
Butler & Sedgwick Counties Unified School District No. 385
   Andover General Obligation Unlimited (u)                          500         5.000      09/01/09           519
Kansas Development Finance Authority Revenue Bonds (u)               150         5.000      08/01/10           158
Kansas Development Finance Authority Revenue Bonds (u)             1,000         5.000      08/01/13         1,081
Kansas State Department of Transportation Revenue Bonds (E)          200         3.600      09/01/20           200
Wyandotte County-Kansas City Unified Government Revenue
   Bonds                                                             305         4.750      12/01/16           317
Wyandotte County-Kansas City Unified Government
   Transportation Development District Revenue Bonds                 750         4.875      10/01/28           750
                                                                                                         ---------
                                                                                                             3,025
                                                                                                         ---------

Kentucky - 0.6%
Louisville & Jefferson County Metropolitan Government
   Revenue Bonds                                                   1,750         5.250      10/01/36         1,847
                                                                                                         ---------

Louisiana - 0.9%
Louisiana Energy & Power Authority Revenue Bonds (u)                 200         5.500      01/01/08           205
Louisiana Offshore Terminal Authority Revenue Bonds, annual
   demand (E)                                                      1,000         4.000      09/01/23         1,004
Morehouse Parish Louisiana Revenue Bonds                           1,450         5.250      11/15/13         1,549
                                                                                                         ---------
                                                                                                             2,758
                                                                                                         ---------

Maryland - 1.6%
City of Baltimore Maryland Revenue Bonds (u)                       1,000         5.250      09/01/39         1,081
Maryland Health & Higher Educational Facilities Authority
   Revenue Bonds                                                   1,000         5.400      01/01/31         1,037
State of Maryland General Obligation Unlimited                     2,500         5.250      03/01/13         2,741
                                                                                                         ---------
                                                                                                             4,859
                                                                                                         ---------

Massachusetts - 3.1%
Commonwealth of Massachusetts General Obligation Limited
   (ae)                                                              430         6.000      02/01/11           465
Commonwealth of Massachusetts General Obligation Limited           2,000         5.000      07/01/12         2,136
Commonwealth of Massachusetts General Obligation Limited           1,000         5.500      11/01/15         1,130
Commonwealth of Massachusetts General Obligation Limited
   (ae)                                                            1,000         5.750      10/01/19         1,078
Commonwealth of Massachusetts General Obligation Limited
   (u)(ae)                                                         1,000         5.250      01/01/22         1,088
Commonwealth of Massachusetts General Obligation Limited (u)         750         5.250      09/01/22           858
Commonwealth of Massachusetts General Obligation Unlimited         1,000         5.500      10/01/16         1,137
Massachusetts Development Finance Agency Revenue Bonds               145         5.125      12/01/11           148
Massachusetts Development Finance Agency Revenue Bonds                50         5.150      10/01/14            52
Massachusetts Health & Educational Facilities Authority
   Revenue Bonds                                                      35         5.000      07/01/07            35

                                                       Tax Exempt Bond Fund  201

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                              PRINCIPAL                       DATE        MARKET
                                                              AMOUNT ($)       RATE            OF          VALUE
                                                              OR SHARES          %          MATURITY         $
------------------------------------------------------------------------------------------------------------------
Massachusetts School Building Authority Revenue Bonds (u)            750         5.000      08/15/13           811
Massachusetts State Port Authority Revenue Bonds                     125         5.250      07/01/07           126
Massachusetts State Port Authority Revenue Bonds                     150         5.750      07/01/10           161
                                                                                                         ---------
                                                                                                             9,225
                                                                                                         ---------

Michigan - 0.8%
Bishop International Airport Authority Revenue Bonds (u)             750         5.000      12/01/10           771
Kent Hospital Finance Authority Revenue Bonds                        250         5.250      01/15/07           251
Manistee Area Public Schools General Obligation Unlimited
   (u)                                                               235         6.000      05/01/08           243
Michigan Municipal Bond Authority Revenue Bonds (ae)                 500         5.750      10/01/11           545
Michigan State Hospital Finance Authority Revenue Bonds (u)          250         5.000      05/15/07           252
Michigan State Housing Development Authority Revenue Bonds
   (u)                                                               405         4.150      10/01/13           410
                                                                                                         ---------
                                                                                                             2,472
                                                                                                         ---------

Minnesota - 0.3%
State of Minnesota General Obligation Unlimited                    1,000         5.000      06/01/13         1,022
                                                                                                         ---------

Missouri - 1.0%
City of St. Louis Missouri Revenue Bonds (u)                       1,000         5.250      07/01/11         1,071
Joplin Missouri Industrial Development Authority Health
   Revenue Bonds                                                     270         5.500      02/15/13           291
Missouri Development Finance Board Revenue Bonds                   1,150         5.000      03/01/28         1,195
Missouri Housing Development Commission Revenue Bonds                150         4.350      12/01/07           150
Southeast Missouri State University Revenue Bonds (u)                250         5.625      04/01/10           267
                                                                                                         ---------
                                                                                                             2,974
                                                                                                         ---------

Montana - 0.5%
City of Forsyth Montana Revenue Bonds (E)                          1,450         5.200      05/01/33         1,486
                                                                                                         ---------

Nevada - 0.3%
Clark County School District General Obligation Limited
   (u)(ae)                                                           330         5.250      06/15/10           344
Truckee Meadows Water Authority Revenue Bonds (u)                    500         5.500      07/01/11           540
                                                                                                         ---------
                                                                                                               884
                                                                                                         ---------

New Hampshire - 0.7%
New Hampshire Health & Education Facilities Authority
   Revenue Bonds                                                     325         4.600      10/01/07           326
New Hampshire Health & Education Facilities Authority
   Revenue Bonds                                                   1,675         5.000      07/01/32         1,744
                                                                                                         ---------
                                                                                                             2,070
                                                                                                         ---------

New Jersey - 3.6%
New Jersey Economic Development Authority Revenue Bonds            1,000         5.000      09/01/12         1,067
New Jersey Economic Development Authority Revenue Bonds            1,000         5.250      03/01/14         1,094
New Jersey Economic Development Authority Revenue Bonds            1,020         5.375      06/15/15         1,106
New Jersey Economic Development Authority Revenue Bonds            1,500         5.625      06/15/18         1,562
New Jersey Health Care Facilities Financing Authority
   Revenue Bonds                                                     500         5.250      07/01/25           538
New Jersey State Educational Facilities Authority Revenue
   Bonds                                                           1,000         5.750      09/01/10         1,072
New Jersey State Housing & Mortgage Finance Agency Revenue
   Bonds (u)                                                         885         4.300      11/01/07           889
New Jersey State Transit Corp. Certificate Of Participation
   (u)                                                             1,000         5.500      09/15/07         1,016
New Jersey State Turnpike Authority Revenue Bonds (u)                500         5.500      01/01/09           520

 202  Tax Exempt Bond Fund

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                              PRINCIPAL                       DATE        MARKET
                                                              AMOUNT ($)       RATE            OF          VALUE
                                                              OR SHARES          %          MATURITY         $
------------------------------------------------------------------------------------------------------------------
New Jersey Transportation Trust Fund Authority Revenue Bonds         500         6.000      06/15/07           508
Tobacco Settlement Financing Corp. Revenue Bonds                   1,000         5.500      06/01/11         1,056
Tobacco Settlement Financing Corp. Revenue Bonds                     415         4.375      06/01/19           415
                                                                                                         ---------
                                                                                                            10,843
                                                                                                         ---------

New York - 12.7%
Battery Park City Authority Revenue Bonds                          1,500         5.250      11/01/22         1,637
City of New York New York General Obligation Unlimited               500         5.000      08/01/10           523
City of New York New York General Obligation Unlimited             1,000         5.250      08/01/10         1,056
City of New York New York General Obligation Unlimited             1,500         5.000      08/01/11         1,586
City of New York New York General Obligation Unlimited               125         5.750      08/01/11           135
City of New York New York General Obligation Unlimited               850         5.000      03/01/12           903
City of New York New York General Obligation Unlimited               750         5.000      11/01/12           802
City of New York New York General Obligation Unlimited               235         5.250      11/01/12           253
City of New York New York General Obligation Unlimited               470         5.000      08/01/13           505
City of New York New York General Obligation Unlimited (u)         1,000         5.000      08/01/14         1,083
City of New York New York General Obligation Unlimited (u)         1,000         5.000      08/01/17         1,077
City of New York New York General Obligation Unlimited             1,500         5.000      08/01/21         1,590
City of New York New York General Obligation Unlimited             1,500         5.000      11/01/34         1,571
City of New York New York General Obligation Unlimited             1,000         5.000      03/01/35         1,049
Long Island Power Authority Revenue Bonds (u)                      1,000         5.000      12/01/22         1,080
Long Island Power Authority Revenue Bonds (u)                      1,250         5.000      12/01/23         1,342
Metropolitan Transportation Authority Revenue Bonds (u)            1,000         5.000      11/15/30         1,046
New York City Municipal Finance Authority Water and Sewer
   Systems Revenue Bonds                                           1,000         5.000      06/15/36         1,060
New York City Municipal Water Finance Authority Revenue
   Bonds                                                           1,500         5.250      06/15/12         1,623
New York City Municipal Water Finance Authority Revenue
   Bonds (E)                                                       1,900         3.580      06/15/35         1,900
New York City Transitional Finance Authority Revenue Bonds         1,000         5.500      02/01/09         1,043
New York Mortgage Agency Revenue Bonds                               450         5.150      04/01/17           457
New York State Dormitory Authority Revenue Bonds (u)                 815         7.000      07/01/09           857
New York State Dormitory Authority Revenue Bonds (u)                 960         5.000      02/15/13         1,032
New York State Dormitory Authority Revenue Bonds (E)               2,000         5.250      11/15/23         2,153
New York State Dormitory Authority Revenue Bonds                   1,300         5.000      03/15/31         1,386
New York State Environmental Facilities Corp. Revenue Bonds
   (u)                                                             1,000         6.000      06/15/12         1,123
New York State Environmental Facilities Corp. Revenue Bonds        1,500         5.000      06/15/34         1,585
Sales Tax Asset Receivables Corp. Revenue Bonds (u)                1,000         5.000      10/15/29         1,063
Suffolk County Industrial Development Agency Revenue Bonds         1,500         5.000      11/01/28         1,541
Suffolk County Judicial Facilities Agency Revenue Bonds (u)          500         5.500      04/15/09           522
Tobacco Settlement Financing Authority Revenue Bonds                  35         5.500      06/01/10            35
TSASC, Inc. Revenue Bonds (ae)                                     1,000         5.500      07/15/13         1,033
TSASC, Inc. Revenue Bonds                                          1,165         4.750      06/01/22         1,166
United Nations Development Corp. Revenue Bonds                     1,000         5.000      07/01/11         1,016
                                                                                                         ---------
                                                                                                            37,833
                                                                                                         ---------

North Carolina - 2.4%
Mecklenburg County North Carolina General Obligation
   Unlimited                                                       1,000         5.000      02/01/11         1,060
North Carolina Capital Facilities Finance Agency Revenue
   Bonds                                                           1,000         5.000      10/01/44         1,058
North Carolina Eastern Municipal Power Agency Revenue Bonds          250         5.500      01/01/10           262
North Carolina Medical Care Commission Revenue Bonds                 750         5.400      10/01/27           779
North Carolina Municipal Power Agency No. 1 Catawba Revenue
   Bonds (u)                                                       1,500         6.000      01/01/12         1,666

                                                       Tax Exempt Bond Fund  203

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                              PRINCIPAL                       DATE        MARKET
                                                              AMOUNT ($)       RATE            OF          VALUE
                                                              OR SHARES          %          MATURITY         $
------------------------------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency No. 1 Catawba Revenue
   Bonds                                                             200         5.500      01/01/13           216
State of North Carolina General Obligation Unlimited               1,000         5.000      03/01/12         1,072
University of North Carolina Revenue Bonds (ae)                    1,065         5.375      12/01/14         1,147
                                                                                                         ---------
                                                                                                             7,260
                                                                                                         ---------

North Dakota - 0.3%
Williams County North Dakota Revenue Bonds                           750         5.000      11/01/31           768
                                                                                                         ---------

Ohio - 1.0%
City of Columbus Ohio General Obligation Limited                     585         5.250      01/01/11           624
Jackson Local School District Stark & Summit Counties
   General Obligation Unlimited (u)                                  500    Zero coupon     12/01/07           481
Ohio State Building Authority Revenue Bonds                          575         5.750      04/01/08           592
Ohio State Higher Educational Facility Commission Revenue
   Bonds                                                           1,000         5.000      12/01/09         1,036
University of Cincinnati Revenue Bonds (u)                           300         5.500      06/01/08           309
                                                                                                         ---------
                                                                                                             3,042
                                                                                                         ---------

Oklahoma - 0.5%
Oklahoma Development Finance Authority Revenue Bonds                 275         5.000      10/01/13           291
Oklahoma Housing Finance Agency Revenue Bonds                         60         7.600      09/01/15            61
Tulsa Industrial Authority Revenue Bonds                           1,000         5.000      10/01/37         1,031
                                                                                                         ---------
                                                                                                             1,383
                                                                                                         ---------

Oregon - 1.4%
Clackamas County School District No. 62C Oregon City General
   Obligation Unlimited (ae)                                         435         6.000      06/15/11           471
Oregon State Department of Administrative Services Revenue
   Bonds (u)                                                       1,000         5.000      09/01/08         1,026
Oregon State Department of Administrative Services Revenue
   Bonds (u)                                                         750         5.250      04/01/10           786
Oregon State Department of Transportation Revenue Bonds            1,000         5.000      11/15/13         1,082
State of Oregon General Obligation Limited                           745         5.700      10/01/32           757
                                                                                                         ---------
                                                                                                             4,122
                                                                                                         ---------

Pennsylvania - 4.1%
Allegheny County Higher Education Building Authority Revenue
   Bonds (E)                                                       1,000         3.590      12/01/33         1,000
Allegheny County Port Authority Revenue Bonds (u)                    250         5.500      03/01/17           270
Berks County Vocational Technical School Authority Revenue
   Bonds (u)                                                       1,260         5.000      06/01/15         1,380
City of Philadelphia Pennsylvania Revenue Bonds (u)                  500         5.500      07/01/07           506
Commonwealth of Pennsylvania General Obligation Unlimited
   (u)                                                             1,300         5.375      07/01/17         1,481
County of Allegheny Pennsylvania General Obligation
   Unlimited (u)                                                   1,000         5.000      10/01/15         1,092
Erie County Industrial Development Authority Revenue Bonds           180         5.300      04/01/12           191
Lancaster Higher Education Authority Revenue Bonds                 1,705         5.000      04/15/25         1,812
Montgomery County Higher Education & Health Authority
   Revenue Bonds                                                   1,000         5.125      06/01/32         1,043
Norwin School District General Obligation Unlimited (u)(ae)          250         6.000      04/01/20           268
Pennsylvania Turnpike Commission Revenue Bonds (E)(u)              1,000         3.560      10/01/22         1,000
Pennsylvania Turnpike Commission Revenue Bonds (E)(u)                500         3.560      07/15/41           500
Sayre Health Care Facilities Authority Revenue Bonds                 625         5.300      12/01/12           654
Westmoreland County Industrial Development Authority Revenue
   Bonds (E)(u)                                                    1,000         3.560      07/01/27         1,000
                                                                                                         ---------
                                                                                                            12,197
                                                                                                         ---------

 204  Tax Exempt Bond Fund

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                              PRINCIPAL                       DATE        MARKET
                                                              AMOUNT ($)       RATE            OF          VALUE
                                                              OR SHARES          %          MATURITY         $
------------------------------------------------------------------------------------------------------------------
Puerto Rico - 6.1%
Commonwealth of Puerto Rico General Obligation Unlimited (u)       1,000         5.250      07/01/27         1,069
Commonwealth of Puerto Rico General Obligation Unlimited           1,000         5.250      07/01/32         1,074
Government Development Bank for Puerto Rico Revenue Bonds          3,250         5.000      12/01/09         3,361
Puerto Rico Convention Center Authority Revenue Bonds (u)          1,250         5.000      07/01/31         1,344
Puerto Rico Electric Power Authority Revenue Bonds                   500         5.000      07/01/08           509
Puerto Rico Electric Power Authority Revenue Bonds (u)               500         5.500      07/01/17           574
Puerto Rico Highway & Transportation Authority Revenue Bonds       2,000         5.000      07/01/13         2,128
Puerto Rico Infrastructure Financing Authority Special Tax           800         5.000      07/01/46           835
Puerto Rico Public Buildings Authority Revenue Bonds (E)           1,500         4.500      07/01/22         1,507
Puerto Rico Public Buildings Authority Revenue Bonds               2,000         5.500      07/01/23         2,181
Puerto Rico Public Finance Corp. Revenue Bonds (E)(u)              3,250         5.750      08/01/27         3,528
                                                                                                         ---------
                                                                                                            18,110
                                                                                                         ---------

Rhode Island - 0.4%
Rhode Island Economic Development Corp. Revenue Bonds (u)          1,000         5.000      06/15/12         1,072
                                                                                                         ---------

South Carolina - 1.9%
Greenville County School District Revenue Bonds                    1,000         5.000      12/01/11         1,058
Richland-Lexington Airport District Revenue Bonds (u)                500         5.000      01/01/09           515
Richland-Lexington Airport District Revenue Bonds (u)                440         5.000      01/01/10           457
South Carolina State Public Service Authority Revenue Bonds
   (u)                                                               375         5.500      01/01/11           400
South Carolina Transportation Infrastructure Bank Revenue
   Bonds (u)                                                       2,500         5.250      10/01/31         2,657
Spartanburg County South Carolina Revenue Bonds (u)                  500         6.000      04/15/07           505
                                                                                                         ---------
                                                                                                             5,592
                                                                                                         ---------

South Dakota - 0.5%
South Dakota State Building Authority Revenue Bonds (u)            1,330         5.000      09/01/12         1,424
                                                                                                         ---------

Tennessee - 1.4%
Clarksville Natural Gas Acquisition Corp. Revenue Bonds            1,000         5.000      12/15/14         1,076
Metropolitan Government Nashville & Davidson County Health &
   Educational Facility Board Revenue Bonds                          920         5.000      11/01/06           920
Tennessee Energy Acquisition Corp. Revenue Bonds                   1,000         5.250      09/01/17         1,108
Tennessee Housing Development Agency Revenue Bonds                   950         5.375      01/01/18           994
                                                                                                         ---------
                                                                                                             4,098
                                                                                                         ---------

Texas - 10.6%
Alvin Independent School District General Obligation
   Unlimited                                                         515         6.750      08/15/09           558
Alvin Independent School District General Obligation
   Unlimited                                                         545         6.750      08/15/10           606
Boerne Independent School District General Obligation
   Unlimited                                                       1,380         5.250      02/01/27         1,480
Boerne Independent School District General Obligation
   Unlimited                                                       1,500         5.250      02/01/29         1,606
Brazos River Harbor Navigation District Revenue Bonds (E)            220         4.750      05/15/33           221
Canadian River Municipal Water Authority Revenue Bonds (u)         1,080         5.000      02/15/11         1,139
Canadian River Municipal Water Authority Revenue Bonds (u)           800         5.000      02/15/17           871
Canadian River Municipal Water Authority Revenue Bonds (u)           415         5.000      02/15/18           450
City of San Antonio Texas Revenue Bonds                            1,000         5.250      02/01/13         1,087
City of San Antonio Texas Revenue Bonds                            1,000         5.000      02/01/14         1,086
Conroe Independent School District General Obligation
   Unlimited                                                       1,445         5.000      02/15/13         1,553

                                                       Tax Exempt Bond Fund  205

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                              PRINCIPAL                       DATE        MARKET
                                                              AMOUNT ($)       RATE            OF          VALUE
                                                              OR SHARES          %          MATURITY         $
------------------------------------------------------------------------------------------------------------------
County of Harris Texas General Obligation Limited                  1,435         5.250      08/15/09         1,497
County of Harris Texas Revenue Bonds (E)(u)                        1,500         5.000      08/15/21         1,552
County of Travis Texas General Obligation Limited                  1,000         5.250      03/01/10         1,052
Dallas Independent School District General Obligation
   Unlimited                                                       2,100         5.000      02/15/14         2,271
Lower Colorado River Authority Revenue Bonds (u)                   1,500         5.875      05/15/17         1,591
North Texas Tollway Authority Revenue Bonds (E)(u)(ae)                15         5.000      01/01/18            15
North Texas Tollway Authority Revenue Bonds (E)(u)                   985         5.000      01/01/18         1,008
Port of Corpus Christi Authority of Nueces County Texas
   Revenue Bonds                                                     385         5.350      11/01/10           389
Round Rock Independent School District General Obligation
   Unlimited                                                       1,000         6.500      08/01/10         1,102
Round Rock Independent School District General Obligation
   Unlimited (ae)                                                    750         6.500      08/01/11           827
Round Rock Independent School District General Obligation
   Unlimited                                                         430         5.375      08/01/12           469
Sabine River Authority Revenue Bonds                               1,500         5.200      05/01/28         1,565
State of Texas General Obligation Unlimited                        1,500         5.000      04/01/24         1,611
State of Texas General Obligation Unlimited (u)                      750         4.500      04/01/35           743
Texas A & M University Revenue Bonds                               1,000         5.000      07/01/08         1,024
Texas Water Development Board Revenue Bonds                          500         5.250      07/15/17           501
Tyler Independent School District General Obligation
   Unlimited                                                       1,350         5.000      02/15/10         1,407
University of Houston Revenue Bonds (u)(ae)                        2,000         5.500      02/15/30         2,119
Waco Health Facilities Development Corp. Revenue Bonds               250         5.200      11/15/06           250
                                                                                                         ---------
                                                                                                            31,650
                                                                                                         ---------

Utah - 1.1%
County of Utah Utah Revenue Bonds                                    200         5.050      11/01/17           213
Intermountain Power Agency Revenue Bonds (u)                       1,400         6.500      07/01/10         1,542
Utah State Board of Regents Revenue Bonds (u)                      1,500         5.000      08/01/24         1,609
                                                                                                         ---------
                                                                                                             3,364
                                                                                                         ---------

Virgin Islands - 0.9%
Virgin Islands Public Finance Authority Revenue Bonds                200         5.000      10/01/13           212
Virgin Islands Public Finance Authority Revenue Bonds              2,500         5.500      10/01/14         2,595
                                                                                                         ---------
                                                                                                             2,807
                                                                                                         ---------

Virginia - 0.7%
Suffolk Industrial Development Authority Revenue Bonds               625         5.300      09/01/31           638
Virginia Commonwealth Transportation Board Revenue Bonds             360         5.375      05/15/12           387
Virginia Housing Development Authority Revenue Bonds (u)             400         5.375      07/01/36           417
Virginia Public Building Authority Revenue Bonds                     500         5.750      08/01/07           508
                                                                                                         ---------
                                                                                                             1,950
                                                                                                         ---------

Washington - 2.0%
Energy Northwest Revenue Bonds                                     1,000         5.000      07/01/11         1,057
King County Public Hospital District No. 2 General
   Obligation Limited (u)                                          1,000         5.000      12/01/19         1,078
King County School District No. 405 Bellevue General
   Obligation Unlimited (u)                                        1,000         5.000      12/01/14         1,088
Kitsap County Washington General Obligation Limited (u)(ae)          775         5.750      07/01/14           834
Tobacco Settlement Authority of Washington Revenue Bonds             865         6.500      06/01/26           959
Washington Public Power Supply System Revenue Bonds                1,000         7.000      07/01/08         1,054
                                                                                                         ---------
                                                                                                             6,070
                                                                                                         ---------

 206  Tax Exempt Bond Fund

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                              PRINCIPAL                       DATE        MARKET
                                                              AMOUNT ($)       RATE            OF          VALUE
                                                              OR SHARES          %          MATURITY         $
------------------------------------------------------------------------------------------------------------------
Wisconsin - 2.3%
City of Madison Wisconsin Revenue Bonds                              280         4.875      10/01/27           293
Oconto Falls Public School District General Obligation
   Unlimited (u)(ae)                                                 750         5.750      03/01/13           816
State of Wisconsin Certificate of Participation (u)                2,825         5.000      03/01/11         2,981
State of Wisconsin General Obligation Unlimited                      625         5.125      11/01/11           668
Wisconsin Housing & Economic Development Authority Revenue
   Bonds                                                              50         6.850      11/01/12            51
Wisconsin State Health & Educational Facilities Authority
   Revenue Bonds (u)                                               1,425         5.000      12/01/10         1,496
Wisconsin State Health & Educational Facilities Authority
   Revenue Bonds                                                     210         5.250      05/01/12           219
Wisconsin State Health & Educational Facilities Authority
   Revenue Bonds                                                     220         5.250      05/01/13           231
                                                                                                         ---------
                                                                                                             6,755
                                                                                                         ---------

TOTAL MUNICIPAL BONDS (cost $287,734)                                                                      291,501
                                                                                                         ---------

SHORT-TERM INVESTMENTS - 1.8%
Russell Investment Company Tax Free Money Market Fund          5,514,848                                     5,515
                                                                                                         ---------

TOTAL SHORT-TERM INVESTMENTS (cost $5,515)                                                                   5,515
                                                                                                         ---------

TOTAL INVESTMENTS - 99.6% (identified cost $293,249)                                                       297,016

OTHER ASSETS AND LIABILITIES, NET - 0.4%                                                                     1,046
                                                                                                         ---------

NET ASSETS - 100%                                                                                          298,062
                                                                                                         =========

  See accompanying notes which are an integral part of the financial statements.

                                                       Tax Exempt Bond Fund  207

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006


                                                   %
QUALITY RATINGS AS A % OF VALUE
(Unaudited)
AAA                                                47
AA                                                 19
A                                                  16
BBB                                                14
BB                                                  1
Other                                               3
                                                  ---
                                                  100
                                                  ===

ECONOMIC SECTOR EMPHASIS AS A % OF VALUE
(Unaudited)
General Obligation                                 29
Other Revenue                                      15
Utility Revenue                                    13
Healthcare Revenue                                 11
Education                                           9
Cash Equivalents                                    7
Industrial Revenue                                  6
Leasing Revenue                                     4
Pollution Control Revenue                           3
Housing Revenue                                     2
Refunded and Special Obligations                    1
                                                  ---
                                                  100
                                                  ===

See accompanying notes which are an integral part of the financial statements.

 208  Tax Exempt Bond Fund

RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                  % OF
                                                  NET
CATEGORIES                                       ASSETS
----------------------------------------------------------
Alabama                                                0.5
Alaska                                                 0.4
Arizona                                                2.8
California                                            10.2
Colorado                                               1.2
Connecticut                                            0.3
Delaware                                               0.5
District of Columbia                                   0.7
Florida                                                5.3
Georgia                                                1.8
Hawaii                                                 1.0
Idaho                                                  0.5
Illinois                                               4.5
Indiana                                                2.9
Iowa                                                   0.5
Kansas                                                 1.0
Kentucky                                               0.6
Louisiana                                              0.9
Maryland                                               1.6
Massachusetts                                          3.1
Michigan                                               0.8
Minnesota                                              0.3
Missouri                                               1.0
Montana                                                0.5
Nevada                                                 0.3
New Hampshire                                          0.7
New Jersey                                             3.6
New York                                              12.7
North Carolina                                         2.4
North Dakota                                           0.3
Ohio                                                   1.0
Oklahoma                                               0.5
Oregon                                                 1.4
Pennsylvania                                           4.1
Puerto Rico                                            6.1
Rhode Island                                           0.4
South Carolina                                         1.9
South Dakota                                           0.5
Tennessee                                              1.4
Texas                                                 10.6
Utah                                                   1.1
Virgin Islands                                         0.9
Virginia                                               0.7
Washington                                             2.0
Wisconsin                                              2.3
Short-Term Investments                                 1.8
                                              ------------

Total Investments                                     99.6
Other Assets and Liabilities, Net                      0.4
                                              ------------

                                                     100.0
                                              ============

  See accompanying notes which are an integral part of the financial statements.

                                                       Tax Exempt Bond Fund  209

RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                              TAX-MANAGED LARGE CAP - CLASS S             S&P 500(R) **
                                                              -------------------------------             -------------
Inception*                                                                 10000                              10000
1997                                                                       13220                              13211
1998                                                                       16191                              16117
1999                                                                       20210                              20253
2000                                                                       21220                              21487
2001                                                                       16158                              16136
2002                                                                       13216                              13698
2003                                                                       15890                              16548
2004                                                                       17691                              18107
2005                                                                       19103                              19686
2006                                                                       21419                              22903

Tax-Managed Large Cap Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 12.12%
5 Years                                 5.80%S
10 Years                                7.91%S

Tax-Managed Large Cap Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 11.82%
5 Years                                 5.53%S
10 Years                                7.76%S

Tax-Managed Large Cap Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 10.97%
5 Years                                 4.71%S
10 Years                                7.15%S

Standard & Poor's 500(R) Composite Stock Price Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.34%
5 Years                                 7.26%S
10 Years                                8.64%S

 210  Tax-Managed Large Cap Fund

RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth on an after-tax basis.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Tax-Managed Large Cap Fund Class S, Class E and Class C Shares gained 12.12%, 11.82% and 10.97%, respectively. This compared to the S&P 500(R) Index, which gained 16.34% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Core Funds Average returned 13.60%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The significant out-performance of high dividend yielding stocks that many value managers considered overvalued and the underperformance of higher growth companies within the growth area contributed to a difficult environment for active management. The Fund's underweight to the higher dividend yielding stocks (as well its overweight to the lowest yielding stocks) and its overweight to the higher growth stocks negatively impacted benchmark relative performance. Utilities, materials and processing, and integrated oils were the strongest performing sectors in the S&P 500 Index. The Fund's underweight to the other energy and utilities sectors contributed negatively to performance. An overweight to health care and consumer discretionary sectors, two of the weaker segments of the market, also detracted from performance. The Fund's underweight to higher dividend yielding stocks and overweight to low or no yield stocks, and its overweight to higher growth stocks, were key factors to contributing to the Fund's benchmark relative underperformance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund's growth money managers, Sands Capital Management, Inc. and Turner Investment Partners, Inc., underperformed their respective style benchmarks, as well as the S&P 500 Index. Relative to the Fund's benchmark, Sands was the weakest performer in the Fund as it favored higher growth companies that were out of favor over this period. Poor stock selection, particularly in consumer discretionary, health care and technology, detracted materially from Sands' performance. Sector allocation (e.g., an underweight in other energy and overweights in health care and consumer discretionary) also detracted from Sands overall performance. Similar to Sands, Turner had both weak stock selection and sector allocation. The bulk of Turner's underperformance relative to the Fund benchmark was from poor stock selection in the health care, consumer discretionary, and consumer staples sectors where health care service providers, commercial services, and grocery and drug retail chains struggled. Turner's overweight in the health care and technology sectors, as well as underweights in the financial services and utilities sectors, also detracted from its performance.

The performance of J.P. Morgan Investment Management, Inc., a market-oriented money manager, closely mirrored the benchmark. Positive stock selection in the financial services and materials and processing sectors offset weak stock selection in the integrated oils and technology sectors.

The two value money managers in the Fund, Nicholas-Applegate Capital Management LLC and Palisades Investment Partners, LLC, underperformed their style benchmarks. While Nicholas-Applegate outperformed the S&P 500 Index, Palisades lagged the Fund's benchmark. Nicholas-Applegate's outperformance relative to the Fund's benchmark was due both to its stock selection and sector allocation. Strong stock selection in technology, health care, and consumer discretionary contributed the most to performance. Overweighting the producer durables sector and underweighting the technology sector contributed to performance as well. Palisades underperformed the Fund benchmark with most of its underperformance coming from poor stock selection in the technology sector. Many of the stocks in this sector are higher growth, lower yielding companies, which were out of favor during the period.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In early June 2006, Nicholas-Applegate and Palisades replaced BKF Asset Management, Inc. (formerly John A. Levin & Co., Inc.) and Kayne Anderson Rudnick Investment Management, LLC, respectively, as money managers in the Fund. Also in early June 2006, Turner's weighting in the Fund was increased from 10% to 15% and Sands' weight was increased from 15% to 18%. With the change in money manager line-up and the modification to the growth money managers' weightings in the Fund, the Fund structure now includes two value money managers, two growth money managers and a market-oriented money manager.

                                                 Tax-Managed Large Cap Fund  211

RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2006


J.P. Morgan Investment Management, Inc.     Market-Oriented
Nicholas-Applegate Capital Management,
   LLC                                      Value
Palisades Investment Partners, LLC          Value
Sands Capital Management, Inc.              Growth
Turner Investment Partners, Inc.            Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Assumes initial investment on November 1, 1996.

** The Standard & Poor's 500(R) Composite Stock Price Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

++ The Fund first issued Class E Shares on December 6, 2000. The returns shown for Class E Shares are the performance of the Fund's Class S Shares from November 1, 1996 to December 5, 2000 and do not reflect deduction of the shareholder services fees that apply to Class E Shares. Had it done so, the returns shown would have been lower.

++++ The Fund first issued Class C Shares on December 1, 1999. The returns shown for Class C Shares are the performance of the Fund's Class S Shares from November 1, 1996 to November 30, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 212  Tax-Managed Large Cap Fund

RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,035.90      $     1,015.48
Expenses Paid During
Period*                       $         9.90      $         9.80

* Expenses are equal to the Fund's annualized expense ratio of 1.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,039.80      $     1,019.31
Expenses Paid During
Period*                       $         6.02      $         5.96

* Expenses are equal to the Fund's annualized expense ratio of 1.17% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,041.20      $     1,020.57
Expenses Paid During
Period*                       $         4.73      $         4.69

* Expenses are equal to the Fund's annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                 Tax-Managed Large Cap Fund  213

RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL        MARKET
                                                  AMOUNT ($)       VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
COMMON STOCKS - 95.2%
Auto and Transportation - 1.3%
Burlington Northern Santa Fe Corp.                     15,520         1,203
CSX Corp.                                              32,500         1,159
FedEx Corp.                                             8,400           962
Harley-Davidson, Inc. (N)                               3,100           213
Norfolk Southern Corp.                                 22,100         1,162
Southwest Airlines Co.                                 28,200           424
Toyota Motor Corp. - ADR                                9,970         1,176
                                                                 ----------
                                                                      6,299
                                                                 ----------

Consumer Discretionary - 16.0%
Abercrombie & Fitch Co. Class A                        10,700           820
Allied Waste Industries, Inc. (AE)(N)                 176,600         2,146
Apollo Group, Inc. Class A (AE)                        32,589         1,204
Best Buy Co., Inc.                                     22,260         1,230
Carnival Corp.                                          5,300           259
CBS Corp. Class B                                      32,650           945
Circuit City Stores, Inc.                               3,000            81
Coach, Inc. (AE)                                       58,250         2,309
eBay, Inc. (AE)                                       147,600         4,742
Electronic Arts, Inc. (AE)                              3,400           180
EW Scripps Co. Class A                                 16,900           836
Federated Department Stores, Inc.                      82,700         3,631
Focus Media Holding, Ltd. - ADR (AE)                   15,750           833
Gannett Co., Inc.                                       6,400           378
Google, Inc. Class A (AE)                              23,980        11,424
Hilton Hotels Corp.                                     6,600           191
Home Depot, Inc.                                       15,000           560
InterActiveCorp (AE)(N)                                25,400           787
International Game Technology                          28,060         1,193
Iron Mountain, Inc. (AE)                               24,700         1,071
JC Penney Co., Inc.                                     7,200           542
Jones Apparel Group, Inc.                              18,900           631
Kohl's Corp. (AE)                                       8,300           586
Las Vegas Sands Corp. (AE)                             21,040         1,603
Lowe's Cos., Inc.                                     161,700         4,874
Mattel, Inc.                                           58,400         1,322
McDonald's Corp.                                       79,800         3,345
News Corp. Class A                                     90,000         1,876
Nike, Inc. Class B                                     12,800         1,176
Omnicom Group, Inc.                                    14,110         1,431
RadioShack Corp. (N)                                   64,500         1,151
Scientific Games Corp. (AE)                            20,590           577
Staples, Inc.                                          33,700           869
Starbucks Corp. (AE)                                  224,640         8,480
Starwood Hotels & Resorts Worldwide, Inc. (o)          17,150         1,025
Target Corp.                                           22,900         1,355
Tim Hortons, Inc. (AE)(N)                               2,573            74
Time Warner, Inc.                                     149,275         2,987
VF Corp.                                               15,800         1,201
Viacom, Inc. Class B (AE)                              30,750         1,197

                                                  PRINCIPAL        MARKET
                                                  AMOUNT ($)       VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                  33,700         1,661
Walt Disney Co.                                        80,000         2,517
Yahoo!, Inc. (AE)                                      90,800         2,392
Yum! Brands, Inc.                                       8,000           476
                                                                 ----------
                                                                     78,168
                                                                 ----------

Consumer Staples - 4.8%
Altria Group, Inc.                                     60,300         4,904
Anheuser-Busch Cos., Inc.                              14,200           673
Coca-Cola Co. (The)                                    52,500         2,453
Coca-Cola Enterprises, Inc.                             3,900            78
ConAgra Foods, Inc.                                    33,300           871
CVS Corp.                                              35,400         1,111
General Mills, Inc.                                    13,700           778
Kraft Foods, Inc. Class A (N)                           4,700           162
PepsiCo, Inc.                                          58,180         3,691
Procter & Gamble Co.                                   96,825         6,138
Walgreen Co.                                           59,800         2,612
                                                                 ----------
                                                                     23,471
                                                                 ----------

Financial Services - 22.0%
Aflac, Inc.                                             3,800           171
AllianceBernstein Holding, LP (N)                      25,800         2,005
Allstate Corp. (The)                                   66,200         4,062
AMBAC Financial Group, Inc.                            23,800         1,987
American Express Co.                                   52,190         3,017
American International Group, Inc.                     84,400         5,669
Apartment Investment & Management Co. Class A
   (o)                                                  3,100           178
Assurant, Inc.                                          6,900           363
Bank of America Corp.                                 119,779         6,453
Bank of New York Co., Inc. (The)                       27,500           945
Capital One Financial Corp.                            23,754         1,884
Charles Schwab Corp. (The)                            131,890         2,403
Chicago Mercantile Exchange Holdings, Inc. Class
   A                                                   11,140         5,581
Cigna Corp.                                             8,900         1,041
CIT Group, Inc.                                        19,000           989
Citigroup, Inc.                                       121,000         6,069
City National Corp.                                       500            33
Comerica, Inc.                                          2,500           145
Compass Bancshares, Inc.                                6,000           338
Countrywide Financial Corp.                           149,800         5,710
E*TRADE Financial Corp. (AE)                           18,600           433
First Data Corp.                                        2,440            59
Genworth Financial, Inc. Class A                       19,700           659
Goldman Sachs Group, Inc.                              44,950         8,531

 214  Tax-Managed Large Cap Fund

RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL        MARKET
                                                  AMOUNT ($)       VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                 9,800           854
Hospitality Properties Trust (o)                          600            29
Host Hotels & Resorts, Inc. (o)                        19,332           446
IntercontinentalExchange, Inc. (AE)                    30,200         2,549
Janus Capital Group, Inc.                              62,600         1,257
JPMorgan Chase & Co.                                   37,800         1,793
Lehman Brothers Holdings, Inc.                         39,600         3,082
Lincoln National Corp.                                  6,600           418
Marshall & Ilsley Corp.                                 5,000           240
MBIA, Inc.                                             12,900           800
Merrill Lynch & Co., Inc.                              32,300         2,824
Moody's Corp.                                          47,700         3,163
Morgan Stanley                                        100,400         7,674
North Fork Bancorporation, Inc.                       141,400         4,041
Piper Jaffray Cos., Inc. (AE)                             700            48
ProLogis (o)                                            7,200           456
Simon Property Group, Inc. (o)                          1,900           185
St. Paul Travelers Cos., Inc. (The)                     6,700           343
State Street Corp.                                     25,400         1,631
TCF Financial Corp.                                     5,300           138
Torchmark Corp.                                         7,900           487
UBS AG                                                 15,520           929
US Bancorp                                            165,500         5,601
Wachovia Corp.                                         23,100         1,282
Washington Mutual, Inc. (N)                            74,500         3,151
Wells Fargo & Co.                                     155,000         5,625
Western Union Co. (The) (AE)                            2,440            54
WR Berkley Corp.                                        1,950            72
                                                                 ----------
                                                                    107,897
                                                                 ----------

Health Care - 14.1%
Abbott Laboratories                                    51,600         2,451
Abraxis BioScience, Inc. (AE)(N)                       33,400           882
Aetna, Inc.                                            73,800         3,042
Allergan, Inc.                                         40,220         4,645
Amgen, Inc. (AE)                                       24,900         1,890
Baxter International, Inc.                             14,700           676
Biomet, Inc. (AE)                                       3,100           117
Boston Scientific Corp. (AE)                           36,285           577
Celgene Corp. (AE)(N)                                  30,220         1,615
Eli Lilly & Co.                                         4,000           224
Express Scripts, Inc. Class A (AE)                     15,420           983
Forest Laboratories, Inc. (AE)                         12,100           592
Genentech, Inc. (AE)                                   79,080         6,587
Genzyme Corp. (AE)                                     59,700         4,030
Gilead Sciences, Inc. (AE)                             46,760         3,222
GlaxoSmithKline PLC - ADR                              12,300           655
HCA, Inc. (N)                                           6,000           303
Intuitive Surgical, Inc. (AE)(N)                       23,970         2,377
Johnson & Johnson                                      47,000         3,168
McKesson Corp.                                            400            20
Merck & Co., Inc.                                      61,200         2,780

                                                  PRINCIPAL        MARKET
                                                  AMOUNT ($)       VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Patterson Cos., Inc. (AE)(N)                           29,800           979
Pfizer, Inc.                                          179,200         4,776
Schering-Plough Corp.                                  66,400         1,470
Sepracor, Inc. (AE)(N)                                 14,700           761
Shire Pharmaceuticals PLC - ADR (N)                    28,360         1,556
Stryker Corp.                                          32,800         1,715
Teva Pharmaceutical Industries, Ltd. - ADR            101,500         3,346
Varian Medical Systems, Inc. (AE)                      46,000         2,524
WellPoint, Inc. (AE)                                   87,290         6,662
Wyeth                                                  55,900         2,853
Zimmer Holdings, Inc. (AE)                             20,900         1,505
                                                                 ----------
                                                                     68,983
                                                                 ----------

Integrated Oils - 4.1%
BP PLC - ADR                                           19,100         1,282
Chevron Corp.                                          48,087         3,231
ConocoPhillips                                         97,979         5,902
Exxon Mobil Corp.                                      95,246         6,803
Marathon Oil Corp.                                     18,900         1,633
Occidental Petroleum Corp.                             17,400           817
Royal Dutch Shell PLC - ADR                             7,300           508
                                                                 ----------
                                                                     20,176
                                                                 ----------

Materials and Processing - 2.2%
Air Products & Chemicals, Inc.                         10,400           725
Alcoa, Inc.                                            14,900           431
Archer-Daniels-Midland Co.                             35,800         1,378
Cemex SAB de CV - ADR                                  48,880         1,503
Dow Chemical Co. (The)                                  5,100           208
Eastman Chemical Co. (N)                                6,900           420
Martin Marietta Materials, Inc. (N)                    12,500         1,100
Masco Corp.                                            12,100           335
Monsanto Co.                                           27,650         1,223
Praxair, Inc.                                           9,500           572
Rohm & Haas Co.                                         2,900           150
Temple-Inland, Inc.                                    11,600           457
United States Steel Corp.                              30,700         2,075
                                                                 ----------
                                                                     10,577
                                                                 ----------

Miscellaneous - 5.3%
3M Co.                                                 22,200         1,750
Eaton Corp.                                            21,000         1,521
Fortune Brands, Inc.                                    2,000           154
General Electric Co.                                  351,220        12,331
Honeywell International, Inc.                          14,600           615
ITT Corp.                                              71,300         3,878
Johnson Controls, Inc.                                 16,500         1,345

                                                 Tax-Managed Large Cap Fund  215

RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL        MARKET
                                                  AMOUNT ($)       VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Textron, Inc.                                          28,570         2,598
Tyco International, Ltd.                               64,100         1,887
                                                                 ----------
                                                                     26,079
                                                                 ----------

Other Energy - 3.0%
Anadarko Petroleum Corp.                               30,200         1,402
Apache Corp.                                           57,900         3,782
Devon Energy Corp.                                     11,900           795
Halliburton Co.                                        12,300           398
Peabody Energy Corp.                                   22,690           952
Schlumberger, Ltd.                                     42,200         2,662
Valero Energy Corp.                                    53,000         2,774
Weatherford International, Ltd. (AE)                    6,900           283
XTO Energy, Inc.                                       32,760         1,529
                                                                 ----------
                                                                     14,577
                                                                 ----------

Producer Durables - 4.0%
American Tower Corp. Class A (AE)                      14,600           526
Applied Materials, Inc.                                99,810         1,736
Boeing Co.                                             27,310         2,181
Caterpillar, Inc.                                      19,360         1,175
Centex Corp. (N)                                        1,400            73
Deere & Co.                                             3,100           264
DR Horton, Inc.                                           200             5
Emerson Electric Co.                                    7,300           616
Ingersoll-Rand Co., Ltd. Class A                       20,400           749
KB Home (N)                                             1,800            81
Lennar Corp. Class A (N)                                1,200            57
Lexmark International, Inc. Class A (AE)               31,100         1,978
Lockheed Martin Corp.                                   8,600           747
Nokia OYJ - ADR                                        35,300           702
Northrop Grumman Corp.                                 12,000           797
Parker Hannifin Corp.                                   8,000           669
Thermo Electron Corp. (AE)                             17,870           766
Toll Brothers, Inc. (AE)(N)                             8,500           246
United Technologies Corp.                              93,100         6,118
                                                                 ----------
                                                                     19,486
                                                                 ----------

Technology - 12.3%
Akamai Technologies, Inc. (AE)(N)                      34,720         1,627
Altera Corp. (AE)                                      54,700         1,009
Analog Devices, Inc.                                    5,600           178
Apple Computer, Inc. (AE)                              76,420         6,196
Broadcom Corp. Class A (AE)                             2,800            85
Cisco Systems, Inc. (AE)                              219,730         5,302
Computer Sciences Corp. (AE)                           12,200           645
Corning, Inc. (AE)                                    147,110         3,005
Dell, Inc. (AE)                                        12,700           309
Electronics for Imaging, Inc. (AE)(N)                  15,800           374
EMC Corp. (AE)                                        118,600         1,453
Freescale Semiconductor, Inc. Class B                  76,100         2,993
Hewlett-Packard Co.                                   173,190         6,709

                                                  PRINCIPAL        MARKET
                                                  AMOUNT ($)       VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Ingram Micro, Inc. Class A (AE)                        68,400         1,410
Intel Corp.                                            23,300           497
International Business Machines Corp.                  76,800         7,091
Intersil Corp. Class A                                  1,700            40
Jabil Circuit, Inc.                                    32,600           936
JDS Uniphase Corp. (AE)(N)                             22,472           327
Juniper Networks, Inc. (AE)                            15,400           265
Linear Technology Corp.                                13,900           433
Microsoft Corp.                                       190,500         5,469
Motorola, Inc.                                         43,600         1,005
NCR Corp. (AE)                                         22,300           926
Oracle Corp. (AE)                                     119,500         2,207
Qualcomm, Inc.                                        149,500         5,440
Raytheon Co.                                            9,800           490
Salesforce.com, Inc. (AE)(N)                           22,030           860
Seagate Technology, Inc. (AE)(o)                       26,700            --
Sun Microsystems, Inc. (AE)                           399,450         2,169
Sybase, Inc. (AE)(N)                                   25,600           623
Xilinx, Inc.                                           17,500           446
                                                                 ----------
                                                                     60,519
                                                                 ----------

Utilities - 6.1%
Alltel Corp.                                           11,500           613
America Movil SA de CV Series L                        73,200         3,138
AT&T, Inc. (N)                                         99,419         3,405
BellSouth Corp.                                        29,500         1,330
Comcast Corp. Class A (AE)(N)                          60,600         2,465
Comcast Corp. Class A (AE)                                800            32
Constellation Energy Group, Inc.                        1,100            69
Dominion Resources, Inc.                                  300            24
Duke Energy Corp.                                       9,200           291
Edison International                                   26,300         1,169
Embarq Corp. (AE)(N)                                   17,052           824
Entergy Corp.                                           1,000            86
Exelon Corp.                                           26,700         1,655
FirstEnergy Corp.                                         900            53
NII Holdings, Inc. (AE)(N)                             23,000         1,496
Northeast Utilities                                    16,300           408
PG&E Corp. (N)                                         46,600         2,010
Pinnacle West Capital Corp. (N)                        18,800           899
PPL Corp.                                               1,600            55
Sierra Pacific Resources (AE)                          21,800           330
Sprint Nextel Corp. (N)                               249,956         4,673
TXU Corp.                                               4,400           278
Verizon Communications, Inc.                          111,180         4,114

 216  Tax-Managed Large Cap Fund

RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL        MARKET
                                                  AMOUNT ($)       VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Windstream Corp. (AE)                                  11,890           163
Xcel Energy, Inc. (N)                                  23,300           514
                                                                 ----------
                                                                     30,094
                                                                 ----------

TOTAL COMMON STOCKS
(cost $348,797)                                                     466,326
                                                                 ----------

SHORT-TERM INVESTMENTS - 4.7%
Russell Investment Company
   Money Market Fund                               21,959,000        21,959
United States Treasury Bills (c)(z)(sec.)
   4.891% due 12/07/06                                  1,000           995
                                                                 ----------

TOTAL SHORT-TERM INVESTMENTS
(cost $22,954)                                                       22,954
                                                                 ----------

OTHER SECURITIES - 5.2%
Russell Investment Company
   Money Market Fund (X)                            6,527,207         6,527
State Street Securities Lending Quality Trust
   (X)                                             18,909,478        18,909
                                                                 ----------

TOTAL OTHER SECURITIES
(cost $25,436)                                                       25,436
                                                                 ----------

TOTAL INVESTMENTS - 105.1%
(identified cost $397,187)                                          514,716

OTHER ASSETS AND LIABILITIES,
NET - (5.1%)                                                        (24,876)
                                                                 ----------
NET ASSETS - 100.0%                                                 489,840
                                                                 ==========

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
S&P 500 E-Mini Index (CME)
   expiration date 12/06 (102)                              7,054                335

S&P 500 Index (CME)
   expiration date 12/06 (44)                              15,215                421
                                                                     ---------------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                                     756
                                                                     ===============

  See accompanying notes which are an integral part of the financial statements.

                                                 Tax-Managed Large Cap Fund  217

RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                   % OF
                                                    NET
CATEGORIES                                        ASSETS
-------------------------------------------------------------
Auto and Transportation                                   1.3
Consumer Discretionary                                   16.0
Consumer Staples                                          4.8
Financial Services                                       22.0
Health Care                                              14.1
Integrated Oils                                           4.1
Materials and Processing                                  2.2
Miscellaneous                                             5.3
Other Energy                                              3.0
Producer Durables                                         4.0
Technology                                               12.3
Utilities                                                 6.1
Short-Term Investments                                    4.7
Other Securities                                          5.2
                                              ---------------
Total Investments                                       105.1
Other Assets and Liabilities, Net                        (5.1)
                                              ---------------

                                                        100.0
                                              ===============

Futures Contracts                                         0.2

See accompanying notes which are an integral part of the financial statements.

 218  Tax-Managed Large Cap Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                               TAX-MANAGED MID & SMALL CAP -
                                                                          CLASS S                   RUSSELL 2500(TM) INDEX **
                                                               -----------------------------        -------------------------
Inception*                                                                 10000                              10000
2000                                                                       11168                              11668
2001                                                                        8026                              10249
2002                                                                        7322                               9313
2003                                                                        9696                              13195
2004                                                                       10668                              14823
2005                                                                       12290                              17032
2006                                                                       14153                              20044

Tax-Managed Mid & Small Cap Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 15.16%
5 Years                                12.01%S
Inception                               5.15%S

Tax-Managed Mid & Small Cap Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 14.84%
5 Years                                11.73%S
Inception                               4.92%S

Tax-Managed Mid & Small Cap Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 14.06%
5 Years                                10.90%S
Inception                               4.13%S

Russell 2500(TM) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 17.69%
5 Years                                14.36%S
Inception                              10.57%S

 220  Tax-Managed Mid & Small Cap Fund

RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth on an after tax basis.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Tax-Managed Mid & Small Cap Fund Class S, Class E and Class C Shares gained 15.16%, 14.84% and 14.06%, respectively. This compared to the Russell 2500(TM) Index, which gained 17.69% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Mid-Cap Core Funds Average returned 14.03%. For the same period, the Lipper(R) Small-Cap Core Funds Average returned 16.45%. These results serve as peer comparisons and are expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The stronger performance of high dividend yielding shares that many value managers considered overvalued and the poor results of higher growth companies within the growth area contributed to a difficult environment for active management. As a result, the Fund's underweight to the highest dividend yielding stocks and overweight to higher growth stocks were the key factors detracting from the Fund's benchmark relative performance.

Market leadership continued to favor smaller and medium sized companies, although the spread narrowed as investors grew more defensive. The Fund's exposure to smaller capitalization stocks benefited performance.

Integrated oils, materials and processing, and utilities were the strongest performing sectors in the Russell 2500 Index. An overweight by the Fund in the other energy and health care sectors, two of the weaker segments of the market, and an underweight to materials and processing negatively impacted performance. Overweighting producer durables contributed positively to Fund performance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Two of the five money managers outperformed their respective style benchmarks. The Fund's two value money managers outperformed the Fund's benchmark positively contributing to the Fund's overall performance. Chartwell Investment Partners was the only money manager in the Fund to outperform its style and Fund benchmarks over the 12 month period.

Both of the Fund's growth money managers, Transamerica Investment Management, LLC and Turner Investment Partners, Inc., underperformed both their style and Fund benchmarks. Poor stock selection, particularly in the financial services, health care, and technology sectors, resulted in the bulk of Transamerica's underperformance. Sector allocation detracted from performance because of an underweight to materials and processing and an overweight to the other energy sector. Similar to Transamerica, Turner's underperformance was due primarily to poor stock selection. Sector allocation detracted from Turner's return due to an underweight to the materials and processing sector and overweights to the health care and other energy sectors. Strong stock selection by Turner in the materials and processing and financial services sectors was not sufficient to offset weak stock selection in the technology and health care sectors.

Parametric Portfolio Associates LLC, a market oriented manager, underperformed the Fund's benchmark as a result of its stock selection and sector allocations. Parametric's index optimization strategy to minimize unrealized taxable capital gains led to stock selection within the other energy sector to detract from results. An overweight in other energy and underweights in materials and processing and technology detracted from performance as well.

Chartwell Investment Partners, a value money manager, outperformed both its style and Fund benchmarks. Relative to the Russell 2500 Index, strong stock selection within the other energy, technology, and autos and transportation sectors offset poor stock selection within the consumer discretionary sector. Underweighting the health care sector also benefited Chartwell's relative performance.

Netols Asset Management, a value money manager, lagged its style benchmark but outperformed the Fund's benchmark. Netols' outperformed the Fund benchmark as a result of its stock selection in materials and processing, autos and transportation, consumer discretionary, and health care. Sector allocation negatively impacted performance. An underweight in materials and processing, one of the better performing sectors in the Russell 2500 Index, as well as overweighting autos and transportation, health care, and other energy, the weaker performing sectors in the Index, hurt Netols' performance.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes to the Fund's structure or money manager line-up during the year.

                                           Tax-Managed Mid & Small Cap Fund  221

RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2006


Chartwell Investment Partners               Value
Netols Asset Management, Inc.               Value
Parametric Portfolio Associates, LLC        Market-Oriented
Transamerica Investment Management, LLC     Growth
Turner Investment Partners, Inc.            Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Commenced operations on November 30, 1999.

** Russell 2500(TM) Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distribution reinvested as of the ex-dividend dates.

++ The Fund first issued Class E Shares on December 6, 2000. The returns shown for Class E Shares are the performance of the Fund's Class S Shares from November 30, 1999 to December 5, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

++++ The Fund first issued Class C Shares on December 2, 1999. The returns shown for Class C Shares are the performance of the Fund's Class S Shares from November 30, 1999 to December 1, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 222  Tax-Managed Mid & Small Cap Fund

RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       980.70      $     1,013.86
Expenses Paid During
Period*                       $        11.23      $        11.42

* Expenses are equal to the Fund's annualized expense ratio of 2.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       983.80      $     1,017.64
Expenses Paid During
Period*                       $         7.50      $         7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       985.40      $     1,018.90
Expenses Paid During
Period*                       $         6.26      $         6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                           Tax-Managed Mid & Small Cap Fund  223

RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                               PRINCIPAL        MARKET
                                               AMOUNT ($)       VALUE
                                               OR SHARES          $
------------------------------------------------------------------------
COMMON STOCKS - 91.2%
Auto and Transportation - 4.1%
AAR Corp. (AE)(N)                                   19,175           499
Airtran Holdings, Inc. (AE)(N)                      44,890           447
Alexander & Baldwin, Inc. (N)                       12,327           567
American Commercial Lines, Inc. (AE)(N)              6,245           401
AMR Corp. (AE)                                       9,300           264
ArvinMeritor, Inc. (N)                               8,240           124
Con-way, Inc.                                        3,310           156
Fleetwood Enterprises, Inc. (AE)(N)                 37,242           266
Forward Air Corp.                                   23,375           759
General Maritime Corp. (N)                          14,496           530
Genesee & Wyoming, Inc. Class A (AE)(N)              5,331           150
Gentex Corp. (N)                                    11,610           185
Keystone Automotive Industries, Inc. (AE)(N)        17,673           680
Landstar System, Inc.                               11,500           534
Modine Manufacturing Co.                             2,700            64
Overseas Shipholding Group, Inc.                     5,400           338
RailAmerica, Inc. (AE)                               9,000           105
Skywest, Inc.                                        5,380           143
Strattec Security Corp. (AE)                         2,790           108
Superior Industries International (N)                5,400            91
US Airways Group, Inc. (AE)                          5,710           285
Visteon Corp. (AE)                                  81,566           602
Wabtec Corp. (N)                                    26,665           837
Winnebago Industries, Inc. (N)                      16,996           566
                                                              ----------
                                                                   8,701
                                                              ----------

Consumer Discretionary - 17.5%
99 Cents Only Stores (AE)(N)                        34,317           411
Aaron Rents, Inc. (N)                               11,869           295
Activision, Inc. (AE)(N)                            44,095           680
Advisory Board Co. (The) (AE)                        6,307           348
Advo, Inc.                                           5,650           166
Aeropostale, Inc. (AE)                               9,690           284
Alderwoods Group, Inc. (AE)(N)                       4,200            84
America's Car-Mart, Inc. (AE)(N)                     2,397            36
AMN Healthcare Services, Inc. (AE)                   7,590           192
AnnTaylor Stores Corp. (AE)                          4,200           185
Applebees International, Inc.                        9,745           222
aQuantive, Inc. (AE)(N)                             33,800           919
Arbitron, Inc. (N)                                  18,103           760
Big 5 Sporting Goods Corp.                          10,660           256
Bright Horizons Family Solutions, Inc. (AE)          7,800           300
Casual Male Retail Group, Inc. (AE)(N)              48,939           725
CDI Corp. (N)                                        5,480           130

------------------------------------------------------------------------
                                               PRINCIPAL        MARKET
                                               AMOUNT ($)       VALUE
                                               OR SHARES          $
CEC Entertainment, Inc. (AE)                        15,200           524
Central European Distribution Corp. (AE)(N)         11,812           300
Corinthian Colleges, Inc. (AE)(N)                   43,542           533
Corrections Corp. of America (AE)                    5,152           235
Cost Plus, Inc. (AE)(N)                             55,356           662
Cox Radio, Inc. Class A (AE)(N)                     43,196           727
Crown Media Holdings, Inc. Class A (AE)(N)           6,625            26
DeVry, Inc. (AE)(N)                                 25,169           613
Diamond Management & Technology Consultants,
   Inc. (AE)(N)                                     55,567           602
Discovery Holding Co. Class A (AE)(N)                4,050            60
DreamWorks Animation SKG, Inc. Class A
   (AE)(N)                                           6,140           162
Earthlink, Inc. (AE)(N)                             14,900           105
Fossil, Inc. (AE)(N)                                29,336           641
FTI Consulting, Inc. (AE)(N)                        41,274         1,173
Getty Images, Inc. (AE)(N)                          18,520           802
Global Imaging Systems, Inc. (AE)                   16,000           348
Greenfield Online, Inc. (AE)(N)                     29,790           303
Guess?, Inc. (AE)                                    6,600           376
Harman International Industries, Inc. (N)            3,200           328
Harte-Hanks, Inc.                                    5,960           150
Haverty Furniture Cos., Inc. (N)                     4,200            66
Hearst-Argyle Television, Inc.                       6,010           151
HOT Topic, Inc. (AE)(N)                             40,900           413
Hudson Highland Group, Inc. (AE)(N)                  4,720            55
Iconix Brand Group, Inc. (AE)(N)                    16,580           309
International Speedway Corp. Class A                 3,790           197
inVentiv Health, Inc. (AE)                           5,220           149
Ipass, Inc. (AE)(N)                                 35,482           189
Jarden Corp. (AE)(N)                                18,715           673
John Wiley & Sons, Inc. Class A                      4,290           151
Jos. A. Bank Clothiers, Inc. (AE)(N)                 1,758            52
Kellwood Co. (N)                                     6,060           185
Kelly Services, Inc. Class A                         5,540           159
Krispy Kreme Doughnuts, Inc. (AE)(N)                20,600           221
Lamar Advertising Co. Class A (AE)(N)                4,000           231
Landry's Restaurants, Inc. (N)                       6,600           193
Lodgenet Entertainment Corp. (AE)                    2,500            58
Matthews International Corp. Class A                 6,060           233
MAXIMUS, Inc.                                        3,632           101
McClatchy Co. Class A                                3,820           166
Men's Wearhouse, Inc. (The)                          4,230           169
Michaels Stores, Inc.                                3,900           172
Monster Worldwide, Inc. (AE)                         7,050           286
MPS Group, Inc. (AE)                                13,170           201
MSC Industrial Direct Co., Inc. Class A              8,069           330

 224  Tax-Managed Mid & Small Cap Fund

RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                               PRINCIPAL        MARKET
                                               AMOUNT ($)       VALUE
                                               OR SHARES          $
------------------------------------------------------------------------
Navigant Consulting, Inc. (AE)(N)                   20,605           367
New York & Co., Inc. (AE)(N)                         8,430           110
Nutri System, Inc. (AE)(N)                           8,130           501
O'Charleys, Inc. (AE)                               33,778           672
Oxford Industries, Inc. (N)                         10,850           573
PF Chang's China Bistro, Inc. (AE)(N)               30,740         1,286
Playboy Enterprises, Inc. Class B (AE)(N)            3,646            39
Polo Ralph Lauren Corp.                              6,110           434
RadioShack Corp. (N)                                 9,750           174
RC2 Corp. (AE)                                      14,700           664
Reader's Digest Association, Inc. (The) (N)         31,011           446
Red Robin Gourmet Burgers, Inc. (AE)(N)              4,800           232
Rent-A-Center, Inc. (AE)                             8,837           254
School Specialty, Inc. (AE)(N)                      17,250           676
Scientific Games Corp. (AE)                         13,380           375
Service Corp. International                         21,330           195
ServiceMaster Co. (The)                             17,210           195
Sharper Image Corp. (AE)(N)                          8,900            99
Shuffle Master, Inc. (AE)(N)                        45,968         1,286
Sirva, Inc. (AE)(N)                                 18,230            61
Startek, Inc. (N)                                    8,500           116
Station Casinos, Inc. (N)                            4,910           296
Stein Mart, Inc.                                    15,875           260
Strayer Education, Inc. (N)                         17,606         1,992
Sturm Ruger & Co., Inc. (AE)(N)                     57,775           481
Tetra Tech, Inc. (AE)                                3,737            68
Toro Co. (N)                                         4,270           184
Tractor Supply Co. (AE)                              7,042           341
Under Armour, Inc. Class A (AE)(N)                   9,730           451
United Online, Inc.                                 10,126           137
USANA Health Sciences, Inc. (AE)(N)                  2,896           130
Valueclick, Inc. (AE)(N)                           111,163         2,090
VistaPrint, Ltd. (AE)(N)                            14,470           453
Watson Wyatt Worldwide, Inc. Class A                 5,111           231
WESCO International, Inc. (AE)(N)                   14,390           939
WMS Industries, Inc. (AE)(N)                        15,440           545
                                                              ----------
                                                                  37,126
                                                              ----------

Consumer Staples - 2.0%
Coca-Cola Bottling Co. Consolidated (N)              1,870           118
Del Monte Foods Co.                                 55,160           595
Hain Celestial Group, Inc. (AE)                      6,774           191
Hansen Natural Corp. (AE)(N)                         7,520           239
Lance, Inc. (N)                                     25,237           493
Loews Corp. - Carolina Group                         1,700            98
Longs Drug Stores Corp.                              2,500           108
Performance Food Group Co. (AE)(N)                   7,464           217

------------------------------------------------------------------------
                                               PRINCIPAL        MARKET
                                               AMOUNT ($)       VALUE
                                               OR SHARES          $
Ralcorp Holdings, Inc. (AE)                          3,900           193
Rite Aid Corp. (AE)(N)                              37,050           173
Ruddick Corp.                                        6,990           197
Sensient Technologies Corp. (N)                     19,275           444
SunOpta, Inc. (AE)(N)                               78,725           775
Tiens Biotech Group USA, Inc. (AE)(N)               32,760           104
Tootsie Roll Industries, Inc. (N)                    5,339           170
Weis Markets, Inc.                                   3,320           135
                                                              ----------
                                                                   4,250
                                                              ----------

Financial Services - 18.8%
21st Century Insurance Group (N)                    27,820           439
Advanta Corp. Class B (N)                           19,775           776
Affiliated Managers Group, Inc. (AE)(N)              3,810           382
Alabama National Bancorporation (N)                  6,100           414
Alexander's, Inc. (AE)(o)(N)                           460           168
Alfa Corp. (N)                                       6,100           113
American Financial Realty Trust (o)(N)              20,567           240
AmerUs Group Co.                                     6,600           452
Aspen Insurance Holdings, Ltd. (N)                  27,250           676
Bank of the Ozarks, Inc. (N)                         7,400           232
BioMed Realty Trust, Inc. (o)                       11,275           363
BlackRock, Inc. Class A                              1,400           211
Capital One Financial Corp.                          1,966           156
Capital Southwest Corp. (AE)(N)                        730            87
Capital Trust, Inc. Class A (o)(N)                   2,485           111
Cedar Shopping Centers, Inc. (o)(N)                 58,911           984
Central Pacific Financial Corp. (N)                  9,475           349
Chemical Financial Corp. (N)                         4,430           132
CIT Group, Inc.                                      6,400           333
Crescent Real Estate Equities Co. (o)(N)             8,013           175
Cullen/Frost Bankers, Inc.                           8,625           467
Delphi Financial Group Class A                       7,245           284
Digital Insight Corp. (AE)                          55,987         1,723
Doral Financial Corp. (N)                            8,200            38
Dun & Bradstreet Corp. (AE)                          3,010           232
Enstar Group, Inc. (AE)(N)                             800            73
EuroBancshares, Inc. (AE)(N)                        10,590           100
Euronet Worldwide, Inc. (AE)(N)                     45,270         1,345
Federal Realty Investors Trust (o)                   3,200           256
FelCor Lodging Trust, Inc. (o)                       6,585           137
Fidelity National Financial, Inc.                    7,154           160
Fidelity National Title Group, Inc. Class A
   (N)                                               8,746           192
First Citizens BancShares, Inc. Class A                660           124
First Commonwealth Financial Corp. (N)              11,190           150

                                           Tax-Managed Mid & Small Cap Fund  225

RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                               PRINCIPAL        MARKET
                                               AMOUNT ($)       VALUE
                                               OR SHARES          $
------------------------------------------------------------------------
First Financial Corp. (N)                            4,970           171
First Industrial Realty Trust, Inc. (o)(N)          13,996           643
First Marblehead Corp. (The)                         8,693           586
First Midwest Bancorp, Inc. (N)                     13,603           517
First Potomac Realty Trust (o)(N)                   12,525           388
Fulton Financial Corp. (N)                          10,390           166
GATX Corp. (N)                                      28,478         1,241
General Growth Properties, Inc. (o)(N)              10,200           529
Glacier Bancorp, Inc. (N)                            5,828           204
Greenhill & Co., Inc.                                5,190           353
Hanover Insurance Group, Inc. (The)                 11,927           541
HCC Insurance Holdings, Inc. (N)                    10,215           344
Health Care Property Investors, Inc. (o)                70             2
Health Care REIT, Inc. (o)(N)                        4,210           174
Healthcare Realty Trust, Inc. (o)(N)                 4,830           196
Hersha Hospitality Trust (o)(N)                     59,850           656
Highland Hospitality Corp. (o)(N)                   32,925           455
Home Properties, Inc. (o)                            9,300           587
Host Hotels & Resorts, Inc. (o)                      6,300           145
Hub International, Ltd.                             15,975           479
IndyMac Bancorp, Inc.                                4,290           195
Integra Bank Corp.                                   6,470           171
IntercontinentalExchange, Inc. (AE)                  4,570           386
Investment Technology Group, Inc. (AE)              16,801           785
Investors Financial Services Corp. (N)               5,160           203
Investors Real Estate Trust (o)(N)                   8,500            85
Kronos, Inc. (AE)(N)                                34,560         1,172
LandAmerica Financial Group, Inc. (N)                1,592           100
Leucadia National Corp.                             10,410           275
Mercury General Corp.                                2,770           143
Mid-America Apartment Communities, Inc. (o)         14,752           939
Mills Corp. (The) (o)(N)                             1,400            26
Nasdaq Stock Market, Inc. (The) (AE)(N)             13,050           466
National Penn Bancshares, Inc. (N)                   7,374           151
National Western Life Insurance Co. Class A
   (AE)                                                340            82
Nationwide Health Properties, Inc. (o)               7,270           209
NCO Group, Inc. (AE)                                 5,570           150
Nuveen Investments, Inc. Class A (N)                 1,400            69
Old Republic International Corp.                    14,527           327
Omega Financial Corp. (N)                            6,460           210
optionsXpress Holdings, Inc.                         9,480           295
Phoenix Cos., Inc. (The) (N)                         6,100            97
Placer Sierra Bancshares (N)                        16,350           388
PMI Group, Inc. (The) (N)                            4,480           191

------------------------------------------------------------------------
                                               PRINCIPAL        MARKET
                                               AMOUNT ($)       VALUE
                                               OR SHARES          $
Popular, Inc. (N)                                   13,900           253
Post Properties, Inc. (o)                           15,305           750
Provident Bankshares Corp. (N)                       4,496           162
Public Storage, Inc. (o)(N)                          2,788           250
Radian Group, Inc.                                   3,802           203
Raymond James Financial, Inc.                        7,488           239
Reinsurance Group of America, Inc.                   3,610           204
RLI Corp.                                            9,300           504
Selective Insurance Group, Inc.                      2,700           149
Signature Bank (AE)(N)                              15,925           483
Sky Financial Group, Inc.                           11,420           286
South Financial Group, Inc. (The)                    5,720           152
Sovereign Bancorp, Inc.                             11,963           285
State Auto Financial Corp.                           1,610            52
Sterling Financial Corp.                            17,295           575
Sun Communities, Inc. (o)                           11,981           419
TD Ameritrade Holding Corp.                         13,900           229
TD Banknorth, Inc.                                   4,931           146
Texas Capital Bancshares, Inc. (AE)(N)              66,525         1,333
Triad Guaranty, Inc. (AE)(N)                         6,675           344
UnionBanCal Corp.                                    3,300           190
United Bankshares, Inc.                             13,300           508
United Fire & Casualty Co.                          18,825           666
Valley National Bancorp (N)                          9,901           258
Vornado Realty Trust (o)                             5,300           632
Waddell & Reed Financial, Inc. Class A              28,725           732
Washington Real Estate Investment Trust
   (o)(N)                                            6,930           292
Westamerica Bancorporation (N)                      10,384           518
Wintrust Financial Corp. (N)                        32,713         1,579
WR Berkley Corp.                                     2,719           100
                                                              ----------
                                                                  40,059
                                                              ----------

Health Care - 11.2%
Abraxis BioScience, Inc. (AE)                        6,020           159
Affymetrix, Inc. (AE)(N)                            23,732           605
Align Technology, Inc. (AE)(N)                      21,950           304
Amedisys, Inc. (AE)                                  3,500           142
Arrow International, Inc. (N)                        4,880           174
Bio-Reference Labs, Inc. (AE)(N)                    12,050           285
Celgene Corp. (AE)(N)                               16,800           898
Charles River Laboratories International,
   Inc. (AE)(N)                                      4,618           198
Chattem, Inc. (AE)(N)                               14,665           622
Cooper Cos., Inc. (The) (N)                          4,149           239
Coventry Health Care, Inc. (AE)                      8,550           401
Cytyc Corp. (AE)                                    12,551           332
Datascope Corp.                                      4,090           147
DaVita, Inc. (AE)                                   10,160           565
Diversa Corp. (AE)(N)                               35,315           329

 226  Tax-Managed Mid & Small Cap Fund

RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                               PRINCIPAL        MARKET
                                               AMOUNT ($)       VALUE
                                               OR SHARES          $
------------------------------------------------------------------------
Durect Corp. (AE)(N)                                69,949           325
Emdeon Corp. (AE)                                   17,940           209
Endo Pharmaceuticals Holdings, Inc. (AE)            24,610           702
Enzon Pharmaceuticals, Inc. (AE)                    15,400           132
Fisher Scientific International, Inc. (AE)           4,200           360
Gentiva Health Services, Inc. (AE)                  81,419         1,510
Haemonetics Corp. (AE)                               8,800           401
Henry Schein, Inc. (AE)(N)                          25,011         1,243
Hooper Holmes, Inc.                                 33,920           122
Idexx Laboratories, Inc. (AE)                        4,068           339
ImClone Systems, Inc. (AE)                           4,530           142
Intuitive Surgical, Inc. (AE)                        1,990           197
Invitrogen Corp. (AE)(N)                            24,736         1,435
Kinetic Concepts, Inc. (AE)(N)                       2,440            85
Kos Pharmaceuticals, Inc. (AE)(N)                    3,050           152
KV Pharmaceutical Co. (AE)(N)                       31,242           697
LifePoint Hospitals, Inc. (AE)(N)                   19,341           687
Ligand Pharmaceuticals, Inc. Class B (AE)           13,900           153
Lincare Holdings, Inc. (AE)                          5,190           174
Matria Healthcare, Inc. (AE)(N)                     26,193           739
Millennium Pharmaceuticals, Inc. (AE)(N)             9,600           112
NuVasive, Inc. (AE)(N)                               2,200            52
Omnicare, Inc. (N)                                   3,000           114
Omnicell, Inc. (AE)(N)                               4,970            93
OSI Pharmaceuticals, Inc. (AE)(N)                    2,694           103
Par Pharmaceutical Cos., Inc. (AE)(N)               34,935           681
Pharmaceutical Product Development, Inc.             8,620           273
PolyMedica Corp. (N)                                20,224           840
PSS World Medical, Inc. (AE)                        30,961           623
Psychiatric Solutions, Inc. (AE)                    14,520           482
Quality Systems, Inc. (N)                           12,000           509
Respironics, Inc. (AE)                              14,660           518
Stericycle, Inc. (AE)(N)                            11,148           788
Sunrise Senior Living, Inc. (AE)(N)                 18,333           572
Symmetry Medical, Inc. (AE)(N)                      26,300           410
Techne Corp. (AE)(N)                                 3,040           170
Tenet Healthcare Corp. (AE)(N)                      28,190           199
US Physical Therapy, Inc. (AE)                      26,225           316
Varian Medical Systems, Inc. (AE)                    3,900           214
VCA Antech, Inc. (AE)                               11,310           366
WebMD Health Corp. Class A (AE)(N)                   2,800           102
WellCare Health Plans, Inc. (AE)                     3,900           229
West Pharmaceutical Services, Inc. (N)              12,540           527
Zoll Medical Corp. (AE)                              5,380           208
Zymogenetics, Inc. (AE)(N)                           3,462            56
                                                              ----------
                                                                  23,761
                                                              ----------

------------------------------------------------------------------------
                                               PRINCIPAL        MARKET
                                               AMOUNT ($)       VALUE
                                               OR SHARES          $

Integrated Oils - 0.1%
Murphy Oil Corp.                                     4,600           217
                                                              ----------

Materials and Processing - 6.4%
Acuity Brands, Inc.                                 14,529           720
Allegheny Technologies, Inc.                         9,180           723
Apogee Enterprises, Inc. (N)                        50,100           806
Arch Chemicals, Inc.                                 5,050           169
Armor Holdings, Inc. (AE)                            6,530           336
Brush Engineered Materials, Inc. (AE)(N)            23,553           793
Buckeye Technologies, Inc. (AE)(N)                  12,300           128
Commercial Metals Co.                               23,340           621
Compx International, Inc. (N)                        6,900           124
Crown Holdings, Inc. (AE)                           26,925           523
Cytec Industries, Inc.                               6,110           338
FMC Corp.                                            3,580           245
GrafTech International, Ltd. (AE)                   26,820           162
Graphic Packaging Corp. (AE)(N)                     32,500           127
Griffon Corp. (AE)(N)                               27,575           678
Hercules, Inc. (AE)                                 43,575           793
Huntsman Corp. (AE)                                  8,740           151
Jacobs Engineering Group, Inc. (AE)                 18,527         1,400
Lennox International, Inc.                           3,600            97
Martin Marietta Materials, Inc.                      3,390           298
Modtech Holdings, Inc. (AE)(N)                      54,416           277
PAN American Silver Corp. (AE)                CAD   12,740           282
Precision Castparts Corp.                            5,000           340
Rogers Corp. (AE)(N)                                 3,550           248
Royal Gold, Inc. (N)                                 2,800            82
RPM International, Inc. (N)                          9,501           182
Sonoco Products Co.                                  6,500           231
Southern Copper Corp. (N)                            8,000           411
Spartech Corp.                                      32,176           882
St. Joe Co. (The) (N)                                2,130           115
Standard Register Co. (The) (N)                     20,000           271
Texas Industries, Inc. (N)                           7,000           435
Universal Forest Products, Inc. (N)                  3,500           159
USG Corp. (AE)(N)                                    5,492           268
Washington Group International, Inc.                 1,396            79
Wausau Paper Corp.                                  11,530           156
                                                              ----------
                                                                  13,650
                                                              ----------

Miscellaneous - 0.5%
Carlisle Cos., Inc.                                  2,661           222
Foster Wheeler, Ltd. (AE)(N)                         9,185           413
Lancaster Colony Corp. (N)                           4,690           190
Walter Industries, Inc. (N)                          7,353           342
                                                              ----------
                                                                   1,167
                                                              ----------

                                           Tax-Managed Mid & Small Cap Fund  227

RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                               PRINCIPAL        MARKET
                                               AMOUNT ($)       VALUE
                                               OR SHARES          $
------------------------------------------------------------------------
Other Energy - 6.5%
Arch Coal, Inc. (N)                                  7,800           270
Basic Energy Services, Inc. (AE)(N)                 12,900           315
Cameron International Corp. (AE)(N)                 16,742           839
CARBO Ceramics, Inc. (N)                             2,550            86
Dynegy, Inc. Class A (AE)(N)                       120,275           731
Encore Acquisition Co. (AE)(N)                      23,289           583
Forest Oil Corp. (AE)(N)                            27,439           896
Global Industries, Ltd. (AE)(N)                     31,295           520
Grant Prideco, Inc. (AE)                            18,951           716
Grey Wolf, Inc. (AE)(N)                             21,050           147
Hanover Compressor Co. (AE)(N)                      37,100           687
Helix Energy Solutions Group, Inc. (AE)(N)          25,980           839
Houston Exploration Co. (AE)(N)                      4,950           268
Matrix Service Co. (AE)(N)                          39,452           567
National-Oilwell Varco, Inc. (AE)                    3,098           187
Oil States International, Inc. (AE)(N)               4,340           126
Parallel Petroleum Corp. (AE)                       15,350           311
Patterson-UTI Energy, Inc. (N)                       7,930           184
Peabody Energy Corp.                                13,600           571
Plains Exploration & Production Co. (AE)             9,447           400
Range Resources Corp.                               17,535           476
SEACOR Holdings, Inc. (AE)(N)                        7,400           662
Southwestern Energy Co. (AE)                        16,670           593
Superior Energy Services, Inc. (AE)                 16,380           513
Tesoro Corp.                                         9,590           613
Todco (AE)                                           8,750           299
W-H Energy Services, Inc. (AE)                       9,800           459
Whiting Petroleum Corp. (AE)                        12,944           577
XTO Energy, Inc.                                     7,253           338
                                                              ----------
                                                                  13,773
                                                              ----------

Producer Durables - 8.1%
ACCO Brands Corp. (AE)                              28,250           686
Applied Industrial Technologies, Inc. (N)            8,560           246
Applied Signal Technology, Inc. (N)                 26,076           387
ASV, Inc. (AE)(N)                                   23,120           338
BE Aerospace, Inc. (AE)(N)                          26,527           671
C&D Technologies, Inc. (N)                          94,642           469
Champion Enterprises, Inc. (AE)(N)                  61,717           572
Crane Co.                                           24,814           966
Crown Castle International Corp. (AE)               19,400           653
Cymer, Inc. (AE)(N)                                 11,220           520
Dionex Corp. (AE)(N)                                 5,400           294
Donaldson Co., Inc. (N)                             17,924           673
EnPro Industries, Inc. (AE)(N)                      17,650           565
Entegris, Inc. (AE)(N)                              11,100           124
Esterline Technologies Corp. (AE)                   13,911           524

------------------------------------------------------------------------
                                               PRINCIPAL        MARKET
                                               AMOUNT ($)       VALUE
                                               OR SHARES          $
Federal Signal Corp.                                43,987           671
General Cable Corp. (AE)(N)                         33,144         1,246
IDEX Corp.                                          10,693           502
Kadant, Inc. (AE)                                   15,175           414
Kennametal, Inc.                                    14,335           885
Knoll, Inc.                                         23,575           467
Lam Research Corp. (AE)                              3,700           183
Lennar Corp. Class A (N)                             6,700           318
Littelfuse, Inc. (AE)                                5,230           177
Mastec, Inc. (AE)(N)                                40,024           438
MDC Holdings, Inc. (N)                               4,267           213
Orbital Sciences Corp. (AE)(N)                      11,051           201
Pall Corp.                                              80             3
Pentair, Inc.                                        8,540           281
Polycom, Inc. (AE)                                  13,740           376
Power-One, Inc. (AE)(N)                             22,100           151
Robbins & Myers, Inc.                               22,656           872
Roper Industries, Inc.                               6,240           299
SBA Communications Corp. Class A (AE)(N)            15,200           406
Technical Olympic USA, Inc. (N)                     12,686           141
Tecumseh Products Co. Class A (AE)(N)                6,150           103
Terex Corp. (AE)                                    14,120           731
Varian Semiconductor Equipment Associates,
   Inc. (AE)(N)                                      9,492           346
WCI Communities, Inc. (AE)(N)                        5,113            82
                                                              ----------
                                                                  17,194
                                                              ----------

Technology - 12.1%
3Com Corp. (AE)                                     17,700            86
Actel Corp. (AE)                                     8,300           136
Agere Systems, Inc. (AE)                            14,226           242
Agile Software Corp. (AE)                          127,609           860
Akamai Technologies, Inc. (AE)(N)                   13,210           619
American Science & Engineering, Inc. (AE)(N)        10,357           545
Anixter International, Inc. (AE)(N)                 18,430         1,101
Ansys, Inc. (AE)                                     8,300           382
Avid Technology, Inc. (AE)(N)                        7,478           270
Avnet, Inc. (AE)                                     7,710           183
BEA Systems, Inc. (AE)                              18,550           302
Benchmark Electronics, Inc. (AE)                    37,342           991
Black Box Corp. (N)                                  3,611           161
Broadwing Corp. (AE)                                29,840           447
CACI International, Inc. Class A (AE)(N)            10,357           596
Cognizant Technology Solutions Corp. Class A
   (AE)                                              3,000           226
CSG Systems International, Inc. (AE)(N)              6,273           169

 228  Tax-Managed Mid & Small Cap Fund

RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                               PRINCIPAL        MARKET
                                               AMOUNT ($)       VALUE
                                               OR SHARES          $
------------------------------------------------------------------------
Ditech Networks, Inc. (AE)                          17,100           135
Electronics for Imaging, Inc. (AE)(N)               22,750           538
Emulex Corp. (AE)                                   52,823           993
Excel Technology, Inc. (AE)                          4,000           102
F5 Networks, Inc. (AE)                               6,100           404
Fairchild Semiconductor International, Inc.
   (AE)                                             19,500           314
Formfactor, Inc. (AE)                                2,374            91
Harris Corp.                                         5,320           227
Hutchinson Technology, Inc. (AE)(N)                 17,425           403
Informatica Corp. (AE)(N)                          114,179         1,415
Integrated Device Technology, Inc. (AE)(N)          20,500           325
Intersil Corp. Class A (N)                           5,200           122
JDS Uniphase Corp. (AE)                             20,675           300
Juniper Networks, Inc. (AE)(N)                       8,730           150
Kemet Corp. (AE)(N)                                 17,800           131
Lattice Semiconductor Corp. (AE)                    19,700           122
Leadis Technology, Inc. (AE)                        19,570            90
Lions Gate Entertainment Corp. (AE)(N)              56,890           576
Macrovision Corp. (AE)(N)                           76,915         2,047
Mantech International Corp. Class A (AE)(N)         23,475           800
McAfee, Inc. (AE)                                    3,400            98
Microchip Technology, Inc.                          13,250           436
NAVTEQ Corp. (AE)                                   10,135           337
ON Semiconductor Corp. (AE)(N)                       9,500            59
Parametric Technology Corp. (AE)                    43,460           849
Perot Systems Corp. Class A (AE)(N)                 47,375           699
Progress Software Corp. (AE)                        32,575           938
Redback Networks, Inc. (AE)(N)                      32,402           513
Riverbed Technology, Inc. (AE)(N)                   15,110           362
Salesforce.com, Inc. (AE)                            7,480           292
SanDisk Corp. (AE)                                   3,510           169
Semtech Corp. (AE)                                   4,600            60
Skyworks Solutions, Inc. (AE)(N)                    43,350           287
Sonus Networks, Inc. (AE)(N)                        50,620           265
SRA International, Inc. Class A (AE)(N)              5,060           162
Sybase, Inc. (AE)                                   21,855           532
Sycamore Networks, Inc. (AE)                        15,200            57
Syntel, Inc. (N)                                     6,241           156
Utstarcom, Inc. (AE)(N)                             15,360           165
Varian, Inc. (AE)(N)                                25,611         1,201
Vignette Corp. (AE)                                  8,677           141
Zebra Technologies Corp. Class A (AE)(N)            34,911         1,301
                                                              ----------
                                                                  25,680
                                                              ----------

------------------------------------------------------------------------
                                               PRINCIPAL        MARKET
                                               AMOUNT ($)       VALUE
                                               OR SHARES          $

Utilities - 3.9%
Alaska Communications Systems Group, Inc. (N)       90,869         1,308
Cablevision Systems Corp. Class A                    4,300           119
Cascade Natural Gas Corp. (N)                        5,400           139
Central Vermont Public Service Corp. (N)             6,600           149
Cleco Corp.                                         17,413           447
El Paso Electric Co. (AE)                           21,825           510
Empire District Electric Co. (The)                   6,820           162
Great Plains Energy, Inc. (N)                        6,060           197
Level 3 Communications, Inc. (AE)(N)                42,680           226
Middlesex Water Co. (N)                              6,210           118
NeuStar, Inc. Class A (AE)(N)                       58,688         1,715
New Jersey Resources Corp. (N)                       4,580           238
NII Holdings, Inc. (AE)                              4,250           276
NSTAR                                                6,996           243
Otter Tail Corp. (N)                                 4,870           146
PNM Resources, Inc.                                 17,350           489
Premiere Global Services, Inc. (AE)                  5,268            44
Puget Energy, Inc.                                   7,450           178
Questar Corp. (N)                                    2,450           200
SCANA Corp.                                          8,400           336
Southwest Gas Corp.                                  7,455           267
Telephone & Data Systems, Inc.                       6,110           298
Telephone & Data Systems, Inc. Special Shares        1,200            56
Wisconsin Energy Corp. (N)                          10,660           490
                                                              ----------
                                                                   8,351
                                                              ----------

TOTAL COMMON STOCKS
(cost $152,797)                                                  193,929
                                                              ----------

SHORT-TERM INVESTMENTS - 9.2%
Russell Investment Company Money Market Fund    18,702,000        18,702
United States Treasury Bills (c)(z)(sec.)
   4.891% due 12/07/06                                 800           796
                                                              ----------

TOTAL SHORT-TERM INVESTMENTS
(cost $19,498)                                                    19,498
                                                              ----------

                                           Tax-Managed Mid & Small Cap Fund  229

RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                               PRINCIPAL        MARKET
                                               AMOUNT ($)       VALUE
                                               OR SHARES          $
------------------------------------------------------------------------
OTHER SECURITIES - 28.9%
Russell Investment Company Money Market Fund
   (X)                                          15,768,262        15,768
State Street Securities Lending Quality Trust
   (X)                                          45,681,037        45,681
                                                              ----------

TOTAL OTHER SECURITIES
   (cost $61,449)                                                 61,449
                                                              ----------

TOTAL INVESTMENTS - 129.3%
(identified cost $233,744)                                       274,876

OTHER ASSETS AND LIABILITIES,
NET - (29.3%)                                                    (62,296)
                                                              ----------

NET ASSETS - 100.0%                                              212,580
                                                              ==========

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 2000 Mini Index (CME)
   expiration date 12/06 (245)                             18,890              1,196
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                      1,196
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 230  Tax-Managed Mid & Small Cap Fund

RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       4.1
Consumer Discretionary                                       17.5
Consumer Staples                                              2.0
Financial Services                                           18.8
Health Care                                                  11.2
Integrated Oils                                               0.1
Materials and Processing                                      6.4
Miscellaneous                                                 0.5
Other Energy                                                  6.5
Producer Durables                                             8.1
Technology                                                   12.1
Utilities                                                     3.9
Short-Term Investments                                        9.2
Other Securities                                             28.9
                                                  ---------------
Total Investments                                           129.3
Other Assets and Liabilities, Net                           (29.3)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.6

  See accompanying notes which are an integral part of the financial statements.

                                           Tax-Managed Mid & Small Cap Fund  231

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                  SELECT GROWTH - CLASS I           RUSSELL 1000(R) GROWTH **
                                                                  -----------------------           -------------------------
Inception*                                                                 10000                              10000
2001                                                                        6710                               6804
2002                                                                        5350                               5469
2003                                                                        7100                               6662
2004                                                                        7180                               6887
2005                                                                        7910                               7494
2006                                                                        8444                               8307

Select Growth - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  6.48%
5 Years                                 4.55%sec.
Inception*                             (3.03)%sec.

Select Growth - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  6.31%
5 Years                                 4.31%sec.
Inception*                             (3.29)%sec.

Select Growth - Class C
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  5.23%
5 Years                                 3.35%sec.
Inception*                             (4.15)%sec.

Select Growth - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  6.75%
5 Years                                 4.70%sec.
Inception*                             (2.90)%sec.

Russell 1000(R) Growth Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 10.84%
5 Years                                 4.07%sec.
Inception*                             (3.18)%sec.

 232  Select Growth Fund

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Select Growth Fund Class I, Class S, Class E and Class C Shares gained 6.75%, 6.48%, 6.31% and 5.23%, respectively. This compared to the Russell 1000(R) Growth Index, which gained 10.84% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Growth Funds Average returned 7.54%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund's overweight in companies with higher growth rates, higher price/earnings multiples and lower dividend yields detracted significantly from the Fund's performance in the fiscal year ended October 31, 2006. This was mainly due to the fact that during the last seven months of the fiscal year, the market rewarded slower growing and higher dividend yielding companies. Investor concern over a "hard landing" for the economy due to the Federal Reserve's focus on containing inflation, quickly rising energy prices, weakening home sales and prices and weakened consumer confidence overshadowed the favorable earnings growth being generated by many companies during the period. Also during the last seven months of the fiscal year, the Fund's emphasis on companies with positive earnings momentum went unrewarded due to investor skepticism over the ability of these companies to continue to grow their earnings at such attractive rates in an economic environment that was perceived to be weakening. This strong focus by the market on more defensive investments was not shared by the Fund's money managers, which continued to expect more of a "soft landing" for the economy and kept their focus on higher growth companies.

This market environment was in stark contrast to the first five months of the fiscal year during which the market rewarded more cyclically oriented companies that were generating strong earnings growth, and the Fund was rewarded for its investments in these companies. During that period the Fund benefited from strong stock selection in the technology, financial services, materials and processing, and autos and transportation sectors.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Stock selection and sector allocations by the Fund's money managers detracted from Fund performance during the period. Almost half of the underperformance in the Fund was due to weak stock selection in the health care sector. The Fund was underweight in many of the larger drug manufacturers, a sector which performed well during the period despite suffering from weak new product pipelines, pricing pressure and fears regarding regulation. Stock selection in the technology sector also detracted from results largely because of the Fund's money manager stock selections in the communication technology area. The Fund's underweight in producer durables and the more defensive consumer staples and utilities sectors, coupled with its overweight in higher growth technology stocks, detracted from Fund results.

As investor concerns over interest rates, energy prices and a potentially softening economy increased, Delaware Management Company, Ark Asset Management Co., Inc., Turner Investment Partners, Inc. and Fuller & Thaler Asset Management, Inc. each fell behind their respective style benchmarks for the final seven months of the fiscal year. In contrast, each of the money managers in the Fund, except Ark, outperformed its respective style benchmarks in the first five months of the fiscal year as the market rewarded strong earnings growth. CapitalWorks Investment Partners, LLC outperformed its benchmark for the entire period.

Delaware Management Company, the Fund's best performer in fiscal 2005, detracted the most from returns in fiscal 2006 as its emphasis on a focused portfolio of quickly growing companies with what it deemed to be attractive long-term growth prospects was not rewarded by the market. Delaware's stock selection in the consumer discretionary and technology sectors, particularly in the radio and TV broadcasting and computer technology, services and communications technology segments, was the largest detractor from its performance.

Ark's overweights and stock selection in the technology and health care sectors detracted the most from its performance as its emphasis on companies experiencing positive changes caused it to buy stocks in the communications technology and health care services areas. Stocks selected by Ark underperformed despite what it deemed to be improving earnings growth situations.

Turner's stock selection in the health care and technology sectors detracted the most from its performance as its aggressive emphasis on companies with high earnings growth and strong earnings and price momentum was not rewarded by the market's more defensive focus. Turner's focus away from higher dividend paying stocks also worked against it. CapitalWorks outperformed its style benchmark by a wide margin during the overall period. CapitalWorks provides the Fund with exposure to smaller capitalization companies that are experiencing strong earnings growth. CapitalWorks contributed positively to the Fund's performance particularly as smaller capitalization stocks outperformed the Fund's Russell 1000 Growth Index benchmark. Strong stock selection,

                                                         Select Growth Fund  233

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

particularly in the technology and consumer discretionary sectors drove this outperformance.

Fuller & Thaler trailed its style benchmark. Strong stock selection in the technology and consumer discretionary sectors was offset by weaker stock selection in the financial services and health care sectors. Fuller & Thaler contributed positively to the Fund's overall benchmark relative performance due to its focus on small capitalization stocks which outperformed the Fund's Russell 1000 Growth Fund benchmark.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

Sustainable Growth Advisers, L.P. was added to the Fund's money manager line-up in September to provide a consistent growth complement to the existing managers in the Fund structure. As a result, allocations to Ark and Turner were reduced and small reductions were also made in the target allocations of CapitalWorks and Fuller & Thaler. Among other goals, these changes where made to reduce the extent of the earnings momentum and small-capitalization tilts within the Fund.

Money Managers as of                                                    Style
October 31, 2006


Ark Asset Management Co., Inc.                    Growth
CapitalWorks Investment Partners, LLC             Growth
Delaware Management Company, a series of
   Delaware
   Management Business Trust                      Growth
Fuller & Thaler Asset Management, Inc.            Growth
Sustainable Growth Advisers, L.P.                 Growth
Turner Investment Partners, Inc.                  Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*     Commenced operations on January 31, 2001.

** The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 234  Select Growth Fund

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       976.30      $     1,013.96
Expenses Paid During
Period*                       $        11.11      $        11.32

* Expenses are equal to the Fund's annualized expense ratio of 2.23% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       982.10      $     1,018.30
Expenses Paid During
Period*                       $         6.84      $         6.97

* Expenses are equal to the Fund's annualized expense ratio of 1.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       984.20      $     1,020.37
Expenses Paid During
Period*                       $         4.80      $         4.89

* Expenses are equal to the Fund's annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $       982.40      $     1,019.31
Expenses Paid During
Period*                       $         5.85      $         5.96

* Expenses are equal to the Fund's annualized expense ratio of 1.17% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                         Select Growth Fund  235

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 95.8%
Auto and Transportation - 3.8%
CH Robinson Worldwide, Inc.                            12,120             506
Expeditors International Washington, Inc.              32,000           1,517
FedEx Corp.                                            10,250           1,174
Union Pacific Corp.                                     3,600             326
United Parcel Service, Inc. Class B                    38,200           2,879
US Airways Group, Inc. (AE)(N)                          7,400             369
                                                                 ------------
                                                                        6,771
                                                                 ------------

Consumer Discretionary - 21.6%
Activision, Inc. (AE)(N)                                8,300             128
Alloy, Inc. (AE)(N)                                     4,650              64
AMN Healthcare Services, Inc. (AE)(N)                  11,700             296
AnnTaylor Stores Corp. (AE)(N)                          2,900             128
Apollo Group, Inc. Class A (AE)                        14,000             517
Best Buy Co., Inc.                                      3,300             182
Bright Horizons Family Solutions, Inc. (AE)(N)          2,000              77
Buca, Inc. (AE)(N)                                     19,900             107
Buffalo Wild Wings, Inc. (AE)(N)                        2,700             140
Casual Male Retail Group, Inc. (AE)                    13,700             203
Charlotte Russe Holding, Inc. (AE)(N)                   7,700             213
Christopher & Banks Corp.                               5,500             148
Coach, Inc. (AE)                                       29,650           1,175
Corrections Corp. of America (AE)(N)                    3,800             174
Costco Wholesale Corp.                                 12,100             646
Crown Media Holdings, Inc. Class A (AE)(N)             12,100              48
Deckers Outdoor Corp. (AE)(N)                           3,400             181
dELIA*s, Inc. (AE)(N)                                  10,100              92
Design Within Reach, Inc. (AE)(N)                      14,900              93
DeVry, Inc. (AE)(N)                                     5,000             122
Diamond Management & Technology Consultants,
   Inc. (AE)(N)                                        10,800             117
eBay, Inc. (AE)                                       106,200           3,412
Electronic Arts, Inc. (AE)                             46,440           2,456
Ezcorp, Inc. Class A (AE)(N)                            3,800             172
Gap, Inc. (The)                                        16,000             336
Gemstar-TV Guide International, Inc. (AE)              31,600             110
Google, Inc. Class A (AE)                              10,899           5,192
Gray Television, Inc. (N)                              12,400              80
Great Wolf Resorts, Inc. (AE)(N)                       12,000             158
Home Depot, Inc.                                       16,700             623
Iconix Brand Group, Inc. (AE)(N)                        4,782              89
Interchange Corp. (AE)(N)                               9,800              56
International Game Technology                          60,380           2,567
ITT Educational Services, Inc. (AE)(N)                  3,000             207
Kohl's Corp. (AE)                                       4,700             332
Las Vegas Sands Corp. (AE)                              9,080             692

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Leapfrog Enterprises, Inc. Class A (AE)(N)             22,200             214
LIFE TIME FITNESS, Inc. (AE)(N)                         1,800              93
Lowe's Cos., Inc. (N)                                  25,900             781
MGM Mirage (AE)                                        35,000           1,506
Multimedia Games, Inc. (AE)(N)                         11,100             104
New Frontier Media, Inc. (AE)                          10,600              93
News Corp. Class A                                     37,100             774
Omnicom Group, Inc.                                     8,680             881
On Assignment, Inc. (AE)(N)                             7,500              85
Parlux Fragrances, Inc. (AE)(N)                        19,300             134
Revlon, Inc. Class A (AE)(N)                           75,500             100
SAIC, Inc. (AE)                                         3,800              76
Sears Holdings Corp. (AE)(N)                            2,900             506
Sharper Image Corp. (AE)(N)                             7,600              84
Staples, Inc.                                         156,400           4,034
Starbucks Corp. (AE)(N)                                51,236           1,934
Starwood Hotels & Resorts Worldwide, Inc. (o)           9,600             573
Steven Madden, Ltd. (N)                                 5,100             220
TeleTech Holdings, Inc. (AE)(N)                         6,600             128
TJX Cos., Inc.                                         17,010             492
Topps Co., Inc. (The) (N)                              14,900             130
Urban Outfitters, Inc. (AE)(N)                         20,900             366
Valuevision Media, Inc. Class A (AE)(N)                 9,700             125
Viacom, Inc. Class A (AE)                              13,000             506
Wal-Mart Stores, Inc.                                  42,800           2,109
WebSideStory, Inc. (AE)(N)                             10,800             141
Weight Watchers International, Inc. (N)                26,000           1,134
                                                                 ------------
                                                                       38,656
                                                                 ------------

Consumer Staples - 9.2%
Altria Group, Inc.                                      9,000             732
Boston Beer Co., Inc. Class A (AE)(N)                   2,600              95
Clorox Co.                                              2,700             174
Coca-Cola Co. (The)                                    29,600           1,383
Colgate-Palmolive Co.                                  18,900           1,209
CVS Corp.                                               7,000             220
PepsiCo, Inc.                                          69,355           4,400
Procter & Gamble Co.                                   73,560           4,663
Sysco Corp.                                            36,500           1,277
Walgreen Co.                                           41,000           1,791
Whole Foods Market, Inc. (N)                            5,200             332
Wild Oats Markets, Inc. (AE)(N)                        10,200             183
                                                                 ------------
                                                                       16,459
                                                                 ------------

 236  Select Growth Fund

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Financial Services - 10.4%
Advent Software, Inc. (AE)(N)                           7,000             259
American Express Co.                                   12,200             705
American International Group, Inc.                     13,300             893
Automatic Data Processing, Inc.                        31,000           1,533
Charles Schwab Corp. (The)                             43,360             790
Chicago Mercantile Exchange Holdings, Inc. Class
   A                                                    4,920           2,465
Chubb Corp.                                            11,810             628
Commerce Bancorp, Inc. (N)                              8,500             297
Cybersource Corp. (AE)(N)                               9,400              96
First Data Corp.                                        8,200             199
Goldman Sachs Group, Inc.                               5,560           1,055
Hartford Financial Services Group, Inc.                 2,200             192
HealthExtras, Inc. (AE)(N)                              4,400             101
Hypercom Corp. (AE)(N)                                 16,700             108
IntercontinentalExchange, Inc. (AE)                    16,600           1,401
Merrill Lynch & Co., Inc.                               4,500             394
Moody's Corp.                                          22,000           1,459
Morgan Stanley                                          4,600             352
Open Solutions, Inc. (AE)(N)                            3,400             127
Paychex, Inc.                                          40,000           1,579
Pico Holdings, Inc. (AE)(N)                             3,800             123
State Street Corp.                                     18,400           1,182
UBS AG                                                 13,120             785
Wells Fargo & Co.                                      21,460             779
Western Union Co. (The) (AE)                           53,200           1,173
                                                                 ------------
                                                                       18,675
                                                                 ------------

Health Care - 17.9%
Abbott Laboratories                                    27,510           1,307
Albany Molecular Research, Inc. (AE)(N)                 7,900              94
Allergan, Inc.                                         31,010           3,582
Amgen, Inc. (AE)(N)                                    23,900           1,814
Analogic Corp. (N)                                      1,400              78
Applera Corp. - Celera Genomics Group (AE)(N)           8,700             135
Baxter International, Inc.                             33,870           1,557
Bruker BioSciences Corp. (AE)                          20,400             162
Cardinal Health, Inc.                                   3,900             255
Caremark Rx, Inc.                                       8,400             414
Celgene Corp. (AE)(N)                                  17,800             951
Charles River Laboratories International, Inc.
   (AE)                                                 2,500             107
Cholestech Corp. (AE)                                   2,600              40
Conor Medsystems, Inc. (AE)(N)                          4,100             101
Cooper Cos., Inc. (The) (N)                             1,500              86
Covance, Inc. (AE)(N)                                     900              53
DaVita, Inc. (AE)(N)                                    5,400             300
Dendreon Corp. (AE)(N)                                 11,900              60
DOV Pharmaceutical, Inc. (AE)(N)                       40,600              12

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Eli Lilly & Co.                                         3,600             202
Genentech, Inc. (AE)                                   28,100           2,341
Genzyme Corp. (AE)(N)                                  21,500           1,451
Gilead Sciences, Inc. (AE)                             31,185           2,149
GTx, Inc. (AE)(N)                                       9,100             101
Healthcare Services Group (N)                           2,500              68
Healthways, Inc. (AE)(N)                                1,100              47
Henry Schein, Inc. (AE)(N)                              3,000             149
Illumina, Inc. (AE)(N)                                  2,400             106
Intralase Corp. (AE)(N)                                 3,600              71
Inverness Medical Innovations, Inc. (AE)(N)             2,300              87
Invitrogen Corp. (AE)(N)                                  700              41
Johnson & Johnson                                      21,900           1,476
Lifecell Corp. (AE)(N)                                  3,900              91
Medco Health Solutions, Inc. (AE)                      12,900             690
Medtronic, Inc.                                        18,700             910
Merck & Co., Inc.                                       3,800             173
Neopharm, Inc. (AE)(N)                                 14,100             102
Neose Technologies, Inc. (AE)                          16,300              43
Neurometrix, Inc. (AE)(N)                               5,800              95
Omnicell, Inc. (AE)(N)                                  5,600             105
Oxigene, Inc. (AE)(N)                                  10,400              41
Palatin Technologies, Inc. (AE)(N)                     18,700              53
Phase Forward, Inc. (AE)                                7,700             107
PolyMedica Corp. (N)                                    2,600             108
PSS World Medical, Inc. (AE)                            2,900              58
Rita Medical Systems, Inc. (AE)(N)                     23,000              83
Schering-Plough Corp.                                   7,500             166
St. Jude Medical, Inc. (AE)                            29,700           1,020
Stryker Corp.                                          18,000             941
Tercica, Inc. (AE)(N)                                  17,800              90
Teva Pharmaceutical Industries, Ltd. - ADR             35,100           1,157
UnitedHealth Group, Inc.                               45,000           2,195
Ventana Medical Systems, Inc. (AE)(N)                   1,900              77
WellPoint, Inc. (AE)                                   18,500           1,412
Wyeth                                                  28,000           1,429
Zimmer Holdings, Inc. (AE)                             21,000           1,512
                                                                 ------------
                                                                       32,055
                                                                 ------------

Materials and Processing - 2.4%
Archer-Daniels-Midland Co.                             21,945             845
Caraustar Industries, Inc. (AE)(N)                     15,300             166
Harsco Corp.                                            1,300             106
Housevalues, Inc. (AE)(N)                              20,100             118
Insituform Technologies, Inc. Class A (AE)              6,500             152
Monsanto Co.                                           24,630           1,089

                                                         Select Growth Fund  237

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Praxair, Inc.                                          26,000           1,566
Unifi, Inc. (AE)                                       27,100              75
Valmont Industries, Inc.                                1,600              89
                                                                 ------------
                                                                        4,206
                                                                 ------------

Miscellaneous - 3.3%
3M Co.                                                  3,000             237
Foster Wheeler, Ltd. (AE)(N)                            2,900             130
General Electric Co.                                  152,028           5,338
Textron, Inc.                                           2,700             245
                                                                 ------------
                                                                        5,950
                                                                 ------------

Other Energy - 1.5%
Baker Hughes, Inc.                                      4,100             283
Cameron International Corp. (AE)                        3,800             190
ENSCO International, Inc.                               2,200             108
Foundation Coal Holdings, Inc. (N)                      2,400              88
Hercules Offshore, Inc. (AE)(N)                         3,100             110
Petroquest Energy, Inc. (AE)(N)                        11,300             129
Schlumberger, Ltd.                                      4,600             290
Smith International, Inc. (N)                           4,000             158
TGC Industries, Inc. (AE)                               4,700              37
Weatherford International, Ltd. (AE)                   16,520             679
XTO Energy, Inc.                                       11,950             558
                                                                 ------------
                                                                        2,630
                                                                 ------------

Producer Durables - 3.8%
American Tower Corp. Class A (AE)                      12,900             465
Applied Materials, Inc.                                47,677             829
Boeing Co.                                              4,200             335
CalAmp Corp. (AE)(N)                                   13,100              87
Credence Systems Corp. (AE)(N)                         32,900             106
Crown Castle International Corp. (AE)(N)                2,800              94
Danaher Corp.                                          10,460             751
Deere & Co.                                             5,300             451
Entegris, Inc. (AE)(N)                                 11,027             124
ESCO Technologies, Inc. (AE)(N)                         2,200              96
Flow International Corp. (AE)(N)                        8,500             100
General Cable Corp. (AE)(N)                             4,600             173
Goodrich Corp.                                          5,600             247
Intevac, Inc. (AE)(N)                                   6,922             143
Kla-Tencor Corp.                                       15,600             767
L-1 Identity Solutions, Inc. (AE)(N)                    5,500              79
Polycom, Inc. (AE)(N)                                   7,000             192
Radyne Corp. (AE)(N)                                   11,300             114
Rudolph Technologies, Inc. (AE)(N)                      9,500             168
SBA Communications Corp. Class A (AE)(N)                6,500             174
Sonic Solutions, Inc. (AE)(N)                           9,600             155
Tektronix, Inc.                                         4,100             124
Teradyne, Inc. (AE)(N)                                 16,700             234
Thermo Electron Corp. (AE)(N)                          11,650             499

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
United Technologies Corp.                               3,000             197
Zygo Corp. (AE)                                         4,200              73
                                                                 ------------
                                                                        6,777
                                                                 ------------

Technology - 20.9%
Actuate Corp. (AE)(N)                                  16,200              85
Agile Software Corp. (AE)(N)                           14,600              98
Akamai Technologies, Inc. (AE)(N)                      10,500             492
Amdocs, Ltd. (AE)                                       3,200             124
Apple Computer, Inc. (AE)                              35,964           2,916
Art Technology Group, Inc. (AE)(N)                     46,100             115
AsiaInfo Holdings, Inc. (AE)(N)                        19,100              92
Aspen Technology, Inc. (AE)(N)                          3,600              36
Authentidate Holding Corp. (AE)(N)                     13,900              26
BEA Systems, Inc. (AE)(N)                              11,600             189
Broadcom Corp. Class A (AE)(N)                         38,950           1,179
Captaris, Inc. (AE)(N)                                 15,100              89
Centillium Communications, Inc. (AE)                   26,526              56
Cisco Systems, Inc. (AE)                              121,070           2,921
Citrix Systems, Inc. (AE)(N)                            2,900              86
Cognizant Technology Solutions Corp. Class A
   (AE)                                                 6,160             464
Corning, Inc. (AE)                                     45,500             930
Daktronics, Inc. (N)                                    5,000             118
Dell, Inc. (AE)                                        38,600             939
Ditech Networks, Inc. (AE)(N)                          13,000             103
Equinix, Inc. (AE)(N)                                   1,500             103
Gartner, Inc. (AE)(N)                                  17,400             324
Harmonic, Inc. (AE)                                    22,700             184
Integrated Device Technology, Inc. (AE)(N)              7,300             116
Intuit, Inc. (AE)                                      59,690           2,107
Iomega Corp. (AE)(N)                                   17,400              72
JDS Uniphase Corp. (AE)(N)                             10,849             158
Lawson Software, Inc. (AE)(N)                          17,400             133
LCC International, Inc. Class A (AE)(N)                28,500             103
Microsoft Corp.                                       124,600           3,577
Motorola, Inc.                                         62,120           1,432
Napster, Inc. (AE)(N)                                  23,400             111
National Semiconductor Corp.                           24,900             605
Network Appliance, Inc. (AE)                           20,900             763
Newport Corp. (AE)(N)                                   9,000             195
Nuance Communications, Inc. (AE)(N)                    10,000             115
NVE Corp. (AE)(N)                                       4,600             204
Nvidia Corp. (AE)                                      30,550           1,065
Opsware, Inc. (AE)(N)                                   5,200              47
PMC - Sierra, Inc. (AE)(N)                             17,900             119

 238  Select Growth Fund

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Qualcomm, Inc.                                        116,300           4,232
Redback Networks, Inc. (AE)                            10,345             164
Research In Motion, Ltd. (AE)                           8,030             943
Safeguard Scientifics, Inc. (AE)(N)                    35,500              87
SanDisk Corp. (AE)(N)                                  56,230           2,705
SAP AG - ADR                                           12,000             596
Seachange International, Inc. (AE)(N)                  18,400             154
Seagate Technology (N)                                 75,000           1,693
Semtech Corp. (AE)                                      5,800              76
SimpleTech, Inc. (AE)(N)                               17,300             150
Standard Microsystems Corp. (AE)(N)                     6,100             188
Sun Microsystems, Inc. (AE)                           185,600           1,008
Sykes Enterprises, Inc. (AE)(N)                         8,600             174
Texas Instruments, Inc.                                67,350           2,033
Transaction Systems Architects, Inc. (AE)               3,000             101
Transwitch Corp. (AE)(N)                               49,800              73
Ultimate Software Group, Inc. (AE)(N)                   7,000             173
Varian, Inc. (AE)                                       1,400              66
Zhone Technologies, Inc. (AE)                          63,700              90
                                                                 ------------
                                                                       37,297
                                                                 ------------

Utilities - 1.0%
Comcast Corp. Class A (AE)                             16,190             658
Leap Wireless International, Inc. (AE)(N)               3,100             172
Level 3 Communications, Inc. (AE)(N)                   35,100             186
MDU Communications International, Inc. (AE)            29,200              21
NeuStar, Inc. Class A (AE)(N)                           2,300              67
NII Holdings, Inc. (AE)                                10,820             704
                                                                 ------------
                                                                        1,808
                                                                 ------------

TOTAL COMMON STOCKS
(cost $149,450)                                                       171,284
                                                                 ------------

SHORT-TERM INVESTMENTS - 4.1%
Russell Investment Company
   Money Market Fund                                6,304,000           6,304
United States Treasury Bills (c)(z)(sec.)
   4.891% due 12/07/06                                  1,000             995
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $7,299)                                                           7,299
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

OTHER SECURITIES - 17.5%
Russell Investment Company
   Money Market Fund (X)                            8,034,151           8,034
State Street Securities Lending Quality Trust
   (X)                                             23,275,131          23,275
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $31,309)                                                         31,309
                                                                 ------------

TOTAL INVESTMENTS - 117.4%
(identified cost $188,058)                                            209,892

OTHER ASSETS AND LIABILITIES,
NET - (17.4%)                                                         (31,152)
                                                                 ------------

NET ASSETS - 100.0%                                                   178,740
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                         Select Growth Fund  239

RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Nasdaq 100 Index (CME)
   expiration date 12/06 (13)                               2,266                202

Russell 1000 Growth Index
   expiration date 12/06 (11)                               2,996                177

S&P 500 E-Mini Index (CME)
   expiration date 12/06 (11)                                 761                 40

S&P 500 Index (CME)
   expiration date 12/06 (4)                                1,383                  5
                                                                     ---------------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                                     424
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                        %OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       3.8
Consumer Discretionary                                       21.6
Consumer Staples                                              9.2
Financial Services                                           10.4
Health Care                                                  17.9
Materials and Processing                                      2.4
Miscellaneous                                                 3.3
Other Energy                                                  1.5
Producer Durables                                             3.8
Technology                                                   20.9
Utilities                                                     1.0
Short-Term Investments                                        4.1
Other Securities                                             17.5
                                                  ---------------
Total Investments                                           117.4
Other Assets and Liabilities, Net                           (17.4)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.2

See accompanying notes which are an integral part of the financial statements.

 240  Select Growth Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                   SELECT VALUE - CLASS I            RUSSELL 1000(R) VALUE **
                                                                   ----------------------            ------------------------
Inception*                                                                 10000                              10000
2001                                                                        8608                               8684
2002                                                                        7599                               7813
2003                                                                        9316                               9601
2004                                                                       10692                              11084
2005                                                                       12043                              12400
2006                                                                       14267                              15060

Select Value Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 18.32%
5 Years                                10.49%sec.
Inception*                              6.24%sec.

Select Value Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 18.15%
5 Years                                10.25%sec.
Inception*                              5.97%sec.

Select Value Fund - Class C
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 17.01%
5 Years                                 9.26%sec.
Inception*                              5.05%sec.

Select Value Fund - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 18.47%
5 Years                                10.63%sec.
Inception*                              6.38%sec.

Russell 1000(R) Value Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 21.46%
5 Years                                11.64%sec.
Inception*                              7.38%sec.

 242  Select Value Fund

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Select Value Fund Class I, Class S, Class E and Class C Shares gained 18.47%, 18.32%, 18.15% and 17.01%, respectively. This compared to the Russell 1000(R) Value Index, which gained 21.46% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Value Funds Average returned 17.65%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

In the first nine months of the fiscal year, the Fund was negatively impacted by three of the primary market drivers. These were soaring energy prices, continued outperformance of value stocks relative to growth stocks, and investor's preference for high yield, defensive stocks.

Given the strength in oil prices and related stocks, the money managers in the Fund believed these stocks were overvalued and took significant underweight positions. Unfortunately, oil prices continued to surge through mid-August, at which point they peaked near $80 a barrel.

Similarly, value stocks have outperformed relative to growth stocks since early 2000. The Fund's money managers believed this trend was unsustainable. They positioned their portfolios to take advantage of attractive valuations in stocks with growth expectations that were above the Russell 1000 Value Index. However, value stocks continued to outperform through mid-August, detracting from the Fund's performance.

Lastly, most of the Fund's money managers believed that the economy would slow to moderate growth levels. However, in May, investors became fearful of a sharp correction in the economy which led them to seek defensive, high yield stocks. This trend continued through July, having a notable negative impact on Fund performance as the money managers had positioned the Fund to benefit from a slowing economy by underweighting the highest dividend yielding stocks.

Beginning mid-August, these trends reversed. As such, the Fund has outperformed since that time.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Value managers tend to be contrarian, buying stocks that have underperformed and are selling at attractive valuations. The strong relative performance of energy, deep value, and high yielding stocks made those stocks less fundamentally attractive to value managers. With a tilt towards owning stocks with both attractive values and good growth prospects, the Fund's money managers focused on higher growth, less defensive, and larger capitalization stocks. As a result, the Fund had a pronounced tilt toward stocks with higher growth characteristics selling at moderate valuations. Also, the Fund's money managers avoided stocks with high dividend yields. These tilts contributed negatively to the Fund's performance during the fiscal year as the market rewarded defensive, high dividend yield stocks.

Poor stock and industry selection by the Fund's money managers during the period also contributed negatively to performance. Iridian Asset Management LLC was the biggest detractor, significantly underperforming its benchmark due mainly to poor stock and industry selection but also because of the factors discussed above. Systematic Financial Management, L.P. also underperformed for the same reasons. DePrince Race & Zollo, Inc. outperformed the benchmark due to positive industry and sector selection.

At the stock selection level, overweights in Boston Scientific and Unitedhealth detracted from performance, as did underweights in BellSouth and Exxon Mobil. Overweights in China Mobile, Guidant and Allegheny Technologies contributed positively to performance.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes to the Fund's structure or money manager line-up during the year.

                                                          Select Value Fund  243

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                   Style
October 31, 2006


DePrince, Race & Zollo, Inc.                     Value
Iridian Asset Management, LLC                    Value
MFS Institutional Advisors, Inc.                 Value
Netols Asset Management, Inc.                    Value
Systematic Financial Management, L.P.            Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Commenced operations on January 31, 2001.

** Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 244  Select Value Fund

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,046.40      $     1,014.62
Expenses Paid During
Period*                       $        10.83      $        10.66

* Expenses are equal to the Fund's annualized expense ratio of 2.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,050.60      $     1,018.75
Expenses Paid During
Period*                       $         6.62      $         6.51

* Expenses are equal to the Fund's annualized expense ratio of 1.28% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,052.10      $     1,020.47
Expenses Paid During
Period*                       $         4.86      $         4.79

* Expenses are equal to the Fund's annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,052.40      $     1,019.76
Expenses Paid During
Period*                       $         5.59      $         5.50

* Expenses are equal to the Fund's annualized expense ratio of 1.08% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                          Select Value Fund  245

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 94.0%
Auto and Transportation - 2.1%
Airtran Holdings, Inc. (AE)(N)                         36,138             360
Alexander & Baldwin, Inc. (N)                           9,923             457
Burlington Northern Santa Fe Corp.                     16,110           1,249
Con-way, Inc.                                           1,720              81
Continental AG - ADR (AE)                              12,600           1,399
CSX Corp.                                              23,656             844
Fleetwood Enterprises, Inc. (AE)(N)                    29,985             214
General Maritime Corp. (N)                             11,670             426
Keystone Automotive Industries, Inc. (AE)(N)           14,228             547
Norfolk Southern Corp.                                 14,760             776
Polaris Industries, Inc. (N)                           17,700             758
United Parcel Service, Inc. Class B                    10,700             806
Visteon Corp. (AE)                                     65,667             485
Wabtec Corp. (N)                                       21,466             674
                                                                 ------------
                                                                        9,076
                                                                 ------------

Consumer Discretionary - 9.0%
99 Cents Only Stores (AE)(N)                           27,627             331
Accenture, Ltd. Class A (AE)                           37,770           1,243
Arbitron, Inc. (N)                                     14,574             612
Casual Male Retail Group, Inc. (AE)(N)                 39,398             584
Corinthian Colleges, Inc. (AE)(N)                      35,031             429
Cost Plus, Inc. (AE)(N)                                44,565             533
Cox Radio, Inc. Class A (AE)(N)                        21,806             367
DeVry, Inc. (AE)(N)                                    20,263             493
Diamond Management & Technology Consultants,
   Inc. (AE)(N)                                        44,735             485
Family Dollar Stores, Inc.                             27,000             795
Federated Department Stores, Inc.                      38,120           1,674
Gap, Inc. (The)                                        56,500           1,188
Hanesbrands, Inc. (AE)                                  3,271              77
Harrah's Entertainment, Inc.                           28,500           2,118
Hasbro, Inc. (N)                                       66,720           1,729
Home Depot, Inc.                                        9,760             364
International Flavors & Fragrances, Inc.               15,800             671
Jarden Corp. (AE)(N)                                   15,064             542
JC Penney Co., Inc.                                    24,400           1,836
Kimberly-Clark Corp.                                   30,000           1,996
Liberty Media Holding Corp. (AE)                       56,000           1,236
Liberty Media Holding Corp.
   Series A (AE)                                       11,900           1,060
Limited Brands, Inc.                                   20,900             616
McDonald's Corp.                                       58,100           2,436
MGM Mirage (AE)                                        64,900           2,792
New York Times Co. Class A (N)                         10,660             258
Nike, Inc. Class B                                     13,980           1,284
O'Charleys, Inc. (AE)(N)                               27,193             541
Omnicom Group, Inc.                                     5,000             507
Reader's Digest Association, Inc. (The) (N)            24,966             359

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ross Stores, Inc.                                      23,900             703
RR Donnelley & Sons Co.                                27,000             914
Sabre Holdings Corp. Class A                           37,700             958
School Specialty, Inc. (AE)(N)                         10,796             423
Sears Holdings Corp. (AE)(N)                            4,200             733
ServiceMaster Co. (The) (N)                            48,500             550
Sturm Ruger & Co., Inc. (AE)(N)                        46,513             387
TJX Cos., Inc.                                         54,000           1,563
Viacom, Inc. Class A (AE)                              21,047             819
Walt Disney Co.                                        52,580           1,654
WPP Group PLC - ADR (AE)(N)                             4,040             259
                                                                 ------------
                                                                       38,119
                                                                 ------------

Consumer Staples - 4.1%
Altria Group, Inc.                                     75,600           6,149
Coca-Cola Co. (The)                                    22,100           1,033
ConAgra Foods, Inc.                                    26,100             683
Del Monte Foods Co.                                    44,413             479
Diageo PLC - ADR                                       13,020             970
Fomento Economico Mexicano SA de CV - ADR               3,500             338
Hershey Co. (The) (N)                                  19,800           1,048
HJ Heinz Co.                                           19,600             826
Kellogg Co.                                            24,000           1,207
Lance, Inc. (N)                                        20,317             397
Molson Coors Brewing Co. Class B (N)                   16,100           1,146
Nestle SA - ADR                                         8,830             754
PepsiCo, Inc.                                           7,510             476
Procter & Gamble Co.                                   26,100           1,654
Tyson Foods, Inc. Class A                              13,320             192
                                                                 ------------
                                                                       17,352
                                                                 ------------

Financial Services - 25.9%
Aflac, Inc.                                             4,440             199
AG Edwards, Inc.                                       11,900             679
Allstate Corp. (The)                                   56,940           3,494
American Express Co.                                   17,610           1,018
American International Group, Inc.                     65,000           4,366
AmSouth Bancorporation                                 29,600             895
Amvescap PLC - ADR (AE)(N)                             46,300           1,064
Annaly Capital Management, Inc. (o)                    73,600             966
Assurant, Inc.                                         26,800           1,411
Astoria Financial Corp.                                21,900             635
Bank of America Corp.                                 234,785          12,648
Bank of New York Co., Inc. (The)                       35,990           1,237
Bear Stearns Cos., Inc. (The)                          11,400           1,725
Cedar Shopping Centers, Inc. (o)(N)                    26,576             444

 246  Select Value Fund

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Chubb Corp.                                            12,240             651
Cigna Corp.                                            17,490           2,046
Citigroup, Inc.                                       175,810           8,819
Colonial BancGroup, Inc. (The)                         26,800             639
Countrywide Financial Corp.                            64,900           2,474
Douglas Emmett, Inc. (AE)(o)                            2,700              64
Dow Jones & Co., Inc. (N)                              22,300             783
Fannie Mae                                             32,520           1,927
Federated Investors, Inc. Class B                      33,000           1,132
First Horizon National Corp. (N)                       17,100             672
First Industrial Realty Trust, Inc. (o)(N)             11,268             518
First Marblehead Corp. (The) (N)                        7,020             474
Franklin Resources, Inc.                                4,760             542
Freddie Mac                                             6,650             459
GATX Corp. (N)                                         10,066             439
Genworth Financial, Inc. Class A                       30,940           1,035
Goldman Sachs Group, Inc.                              15,810           3,001
H&R Block, Inc.                                        31,500             689
Hanover Insurance Group, Inc. (The)                     9,602             435
Hartford Financial Services Group, Inc.                25,070           2,185
Huntington Bancshares, Inc.                            49,600           1,211
Jones Lang LaSalle, Inc.                               15,400           1,417
JPMorgan Chase & Co.                                  128,900           6,115
KeyCorp                                                25,500             947
Kronos, Inc. (AE)(N)                                   11,902             403
Legg Mason, Inc.                                       22,300           2,007
Lehman Brothers Holdings, Inc.                         36,500           2,841
Lincoln National Corp.                                 15,100             956
Loews Corp.                                            26,200           1,020
MBIA, Inc.                                             19,600           1,216
Mellon Financial Corp.                                 22,690             880
Mercury General Corp.                                  12,100             626
Merrill Lynch & Co., Inc.                              69,320           6,060
Metlife, Inc.                                          51,370           2,935
Morgan Stanley                                         11,200             856
New York Community Bancorp, Inc. (N)                   64,300           1,051
PNC Financial Services Group, Inc.                     19,340           1,354
South Financial Group, Inc. (The) (N)                  29,600             785
St. Paul Travelers Cos., Inc. (The)                    28,600           1,462
Sun Communities, Inc. (o)                               9,645             338
SunTrust Banks, Inc.                                   40,890           3,230
UBS AG                                                 73,710           4,411
US Bancorp                                            101,900           3,448
Wachovia Corp.                                         16,600             921
Washington Mutual, Inc. (N)                            60,200           2,546
Westamerica Bancorporation (N)                          8,360             417
                                                                 ------------
                                                                      109,218
                                                                 ------------

Health Care - 11.5%
Abbott Laboratories                                    22,850           1,086
AmerisourceBergen Corp.                                24,300           1,147

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Amgen, Inc. (AE)                                       51,700           3,925
Biogen Idec, Inc. (AE)(N)                              66,115           3,147
Boston Scientific Corp. (AE)                           89,500           1,424
Chattem, Inc. (AE)(N)                                  11,806             501
Diversa Corp. (AE)(N)                                  28,430             265
Eli Lilly & Co.                                        31,530           1,766
Gentiva Health Services, Inc. (AE)(N)                  30,432             565
Genzyme Corp. (AE)                                     36,800           2,484
Johnson & Johnson                                      60,540           4,080
KV Pharmaceutical Co. Class A (AE)(N)                  25,151             561
LifePoint Hospitals, Inc. (AE)(N)                      15,573             553
Matria Healthcare, Inc. (AE)(N)                        21,086             595
McKesson Corp.                                         10,700             536
Medco Health Solutions, Inc. (AE)                      11,500             615
Medtronic, Inc.                                        59,300           2,887
Merck & Co., Inc.                                      78,890           3,583
Par Pharmaceutical Cos., Inc. (AE)(N)                  28,124             548
Pfizer, Inc.                                          219,900           5,860
PolyMedica Corp. (N)                                   16,281             676
PSS World Medical, Inc. (AE)                           24,925             502
Sunrise Senior Living, Inc. (AE)(N)                    14,759             461
UnitedHealth Group, Inc.                               85,000           4,146
US Physical Therapy, Inc. (AE)                         21,118             254
WellPoint, Inc. (AE)                                   55,240           4,216
Wyeth                                                  44,630           2,277
                                                                 ------------
                                                                       48,660
                                                                 ------------

Integrated Oils - 4.8%
Chevron Corp.                                          69,902           4,697
ConocoPhillips                                         54,910           3,308
Exxon Mobil Corp.                                     129,690           9,262
Hess Corp.                                             23,670           1,004
Marathon Oil Corp.                                      7,600             657
Total SA - ADR                                         17,960           1,224
                                                                 ------------
                                                                       20,152
                                                                 ------------

Materials and Processing - 7.6%
Acuity Brands, Inc. (N)                                11,696             579
Air Products & Chemicals, Inc.                         11,120             775
Airgas, Inc.                                           19,700             745
Albemarle Corp. (AE)                                    8,900             579
American Standard Cos., Inc.                           73,800           3,269
Avery Dennison Corp. (N)                               12,400             783
Bowater, Inc. (N)                                      35,130             735
Brush Engineered Materials, Inc. (AE)(N)               18,962             638

                                                          Select Value Fund  247

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Chemtura Corp.                                         51,200             439
Commercial Metals Co.                                  18,789             500
Dow Chemical Co. (The)                                 44,620           1,820
EI Du Pont de Nemours & Co.                            42,600           1,951
Freeport-McMoRan Copper & Gold, Inc. Class B           17,700           1,070
International Paper Co.                                45,450           1,516
IPSCO, Inc.                                             9,500             869
Lubrizol Corp.                                         13,900             625
Lyondell Chemical Co.                                  17,300             444
Masco Corp.                                            67,230           1,859
MeadWestvaco Corp.                                     31,200             859
Modtech Holdings, Inc. (AE)(N)                         43,809             223
Nalco Holding Co. (AE)                                 11,550             234
Packaging Corp. of America                             26,700             613
Phelps Dodge Corp.                                      5,100             512
PPG Industries, Inc.                                   19,410           1,328
Praxair, Inc.                                          10,640             641
Precision Castparts Corp.                              42,800           2,913
RPM International, Inc. (N)                            33,100             634
Sherwin-Williams Co. (The)                             10,420             617
Smurfit-Stone Container Corp. (AE)                     17,360             185
Spartech Corp.                                         20,349             557
Steel Dynamics, Inc. (N)                                8,100             487
Syngenta AG - ADR                                      32,590           1,050
Teck Cominco, Ltd. Class B                             21,600           1,592
Valspar Corp.                                          21,500             576
                                                                 ------------
                                                                       32,217
                                                                 ------------

Miscellaneous - 2.7%
3M Co.                                                 26,100           2,058
General Electric Co.                                   72,100           2,531
Honeywell International, Inc.                          32,300           1,361
Johnson Controls, Inc.                                 12,990           1,059
Textron, Inc.                                          27,900           2,537
Trinity Industries, Inc. (N)                           49,050           1,769
                                                                 ------------
                                                                       11,315
                                                                 ------------

Other Energy - 4.8%
Apache Corp.                                           10,960             716
Chesapeake Energy Corp.                               111,300           3,611
Devon Energy Corp.                                     54,850           3,666
Diamond Offshore Drilling, Inc. (N)                    19,600           1,357
Encore Acquisition Co. (AE)(N)                         18,749             469
EOG Resources, Inc.                                    35,500           2,362
Forest Oil Corp. (AE)                                   9,161             299
Global Industries, Ltd. (AE)                           25,196             418
Hanover Compressor Co. (AE)(N)                         29,867             553
Matrix Service Co. (AE)(N)                             31,761             456
National-Oilwell Varco, Inc. (AE)                      33,700           2,035
Noble Corp.                                             5,000             351
Sunoco, Inc.                                            6,300             417
Transocean, Inc. (AE)                                  22,800           1,654

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Valero Energy Corp.                                    28,100           1,470
Whiting Petroleum Corp. (AE)(N)                        10,420             465
                                                                 ------------
                                                                       20,299
                                                                 ------------

Producer Durables - 7.4%
Agilent Technologies, Inc. (AE)                       104,900           3,734
Applied Signal Technology, Inc. (N)                    20,993             311
BE Aerospace, Inc. (AE)                                21,356             540
Boeing Co.                                             50,500           4,033
C&D Technologies, Inc. (N)                             76,191             378
Champion Enterprises, Inc. (AE)(N)                     49,685             460
Cooper Industries, Ltd. Class A                         4,440             397
Crane Co.                                              10,578             412
Deere & Co.                                            27,670           2,356
Esterline Technologies Corp. (AE)(N)                   11,199             422
Federal Signal Corp. (N)                               35,412             540
General Cable Corp. (AE)                               18,635             701
Goodrich Corp.                                         41,200           1,816
IDEX Corp.                                              8,608             404
Illinois Tool Works, Inc.                               4,220             202
Lam Research Corp. (AE)                                16,800             831
Lockheed Martin Corp.                                  42,420           3,688
Nokia OYJ - ADR                                        66,300           1,318
Northrop Grumman Corp.                                 32,500           2,158
Pentair, Inc. (N)                                      26,000             856
Robbins & Myers, Inc.                                  18,240             702
Terex Corp. (AE)                                       22,600           1,170
United Technologies Corp.                              41,010           2,695
Varian Semiconductor Equipment Associates, Inc.
   (AE)                                                 7,641             279
WW Grainger, Inc.                                       9,330             679
                                                                 ------------
                                                                       31,082
                                                                 ------------

Technology - 5.3%
Advanced Micro Devices, Inc. (AE)(N)                   13,000             276
American Science & Engineering, Inc. (AE)(N)            8,338             439
Analog Devices, Inc.                                   32,370           1,030
Avid Technology, Inc. (AE)(N)                           6,020             217
Broadcom Corp. Class A (AE)                            17,800             539
CACI International, Inc. Class A (AE)(N)                8,338             480
Cisco Systems, Inc. (AE)                               45,300           1,093
General Dynamics Corp.                                 41,900           2,979
Harris Corp.                                           18,400             784
Hewlett-Packard Co.                                   130,760           5,066
Intel Corp.                                           144,730           3,089

 248  Select Value Fund

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
International Business Machines Corp.                   8,400             776
Linear Technology Corp.                                20,500             638
LSI Logic Corp. (AE)                                   41,400             416
Mantech International Corp. Class A (AE)(N)            15,480             527
Oracle Corp. (AE)                                      53,120             981
Rockwell Automation, Inc.                               6,940             430
Seagate Technology, Inc. (AE)                           1,900              --
Sybase, Inc. (AE)                                      17,594             428
Symantec Corp. (AE)                                    38,000             754
Synopsys, Inc. (AE)                                    23,000             518
Trimble Navigation, Ltd. (AE)                           9,900             458
Varian, Inc. (AE)(N)                                    8,520             399
                                                                 ------------
                                                                       22,317
                                                                 ------------
Utilities - 8.8%
Alaska Communications Systems Group, Inc. (N)          40,912             589
Alltel Corp.                                           65,200           3,476
Ameren Corp. (N)                                        5,600             303
America Movil SA de CV Series L                        49,400           2,118
American Electric Power Co., Inc.                      18,500             766
Aqua America, Inc. (N)                                 26,900             652
AT&T, Inc.                                             86,600           2,966
Atmos Energy Corp.                                     13,600             418
BellSouth Corp.                                        12,100             546
China Mobile, Ltd. - ADR (N)                           63,100           2,573
Citizens Communications Co.                            59,200             868
Comcast Corp. Class A (AE)                             43,800           1,781
Consolidated Edison, Inc. (N)                           6,600             319
Dominion Resources, Inc.                               33,820           2,739
Embarq Corp. (AE)                                       9,857             477
Entergy Corp.                                           7,420             637
Exelon Corp.                                           25,400           1,574
FPL Group, Inc. (N)                                    52,090           2,657
Level 3 Communications, Inc. (AE)(N)                   65,000             344
NiSource, Inc.                                         25,900             603
Oneok, Inc.                                            13,200             549
PPL Corp.                                              54,870           1,894
Progress Energy, Inc. - CVO                             1,300              --
Public Service Enterprise Group, Inc.                   3,370             206
Rogers Communications, Inc. Class B (AE)               10,700             640
SCANA Corp.                                             7,200             288
Sprint Nextel Corp.                                    77,790           1,454
TECO Energy, Inc.                                      23,500             387
TELUS Corp. Class A (AE)                                3,800             218
TXU Corp.                                               8,880             561
Verizon Communications, Inc.                           62,540           2,314

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Vodafone Group PLC - ADR (AE)                          63,143           1,632
Windstream Corp. (AE)                                  45,400             623
                                                                 ------------
                                                                       37,172
                                                                 ------------

TOTAL COMMON STOCKS
(cost $327,004)                                                       396,979
                                                                 ------------

SHORT-TERM INVESTMENTS - 6.3%
Russell Investment Company
   Money Market Fund                               25,543,000          25,543
United States Treasury Bills (c)(z)(sec.)
   4.891% due 12/07/06                                  1,000             995
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $26,538)                                                         26,538
                                                                 ------------

OTHER SECURITIES - 10.9%
Russell Investment Company
   Money Market Fund (X)                           11,791,608          11,792
State Street Securities Lending Quality Trust
   (X)                                             34,160,573          34,161
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $45,953)                                                         45,953
                                                                 ------------

TOTAL INVESTMENTS - 111.2%
(identified cost $399,495)                                            469,470

OTHER ASSETS AND LIABILITIES,
NET - (11.2%)                                                         (47,351)
                                                                 ------------

NET ASSETS - 100.0%                                                   422,119
                                                                 ============

                                                          Select Value Fund  249

RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 1000 Value Index
   expiration date 12/06 (29)                              11,424                593

S&P 500 E-Mini Index (CME)
   expiration date 12/06 (51)                               3,527                186

S&P 500 Index (CME)
   expiration date 12/06 (24)                               8,299                127
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                        906
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       2.1
Consumer Discretionary                                        9.0
Consumer Staples                                              4.1
Financial Services                                           25.9
Health Care                                                  11.5
Integrated Oils                                               4.8
Materials and Processing                                      7.6
Miscellaneous                                                 2.7
Other Energy                                                  4.8
Producer Durables                                             7.4
Technology                                                    5.3
Utilities                                                     8.8
Short-Term Investments                                        6.3
Other Securities                                             10.9
                                                  ---------------
Total Investments                                           111.2
Other Assets and Liabilities, Net                           (11.2)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.2

See accompanying notes which are an integral part of the financial statements.

 250  Select Value Fund

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO SCHEDULES OF INVESTMENTS -- OCTOBER 31, 2006

--------------------------------------------------------------------------------
FOOTNOTES:

(AE)  Non-income producing
(I)   Forward commitment.
(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(f) Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(o)   Real Estate Investment Trust (REIT).
(u)   Bond is insured by a guarantor.
(B)   Illiquid security.
(O)   In default.
(c)   At amortized cost, which approximates market.
(z)   Rate noted is yield-to-maturity from date of acquisition.
(ae) Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(S) All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(x) The security is purchased with the cash collateral from the securities loaned.
(N)   All or a portion of the shares of this security are on loan.
(p) Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(A)   Illiquid and restricted security.
(a)   Currency balances were held in connection with futures contracts purchased
      (sold), options written, or swaps entered into by the Fund. See Note 2.
(U) All or a portion of the shares of this security are held as collateral in connection with securities sold short.

ABBREVIATIONS:

ADR - American Depositary Receipt
ADS - American Depositary Share
CIBOR - Copenhagen Interbank Offered Rate
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
NIBOR - Norwegian Interbank Offered Rate
PIK - Payment in Kind
REMIC - Real Estate Mortgage Investment Conduit
STRIP - Separate Trading of Registered Interest and Principal of Securities TBA - To Be Announced Security

FOREIGN CURRENCY ABBREVIATIONS:

   ARS - Argentine peso                    HKD - Hong Kong dollar                  PHP - Philippine peso
   AUD - Australian dollar                 HUF - Hungarian forint                  PKR - Pakistani rupee
   BRL - Brazilian real                    IDR - Indonesian rupiah                 PLN - Polish zloty
   CAD - Canadian dollar                   IEP - Irish pundt                       RUB - Russian ruble
   CHF - Swiss franc                       ILS - Israeli shekel                    SEK - Swedish krona
   CLP - Chilean peso                      INR - Indian rupee                      SGD - Singapore dollar
   CNY - Chinese renminbi yuan             JPY - Japanese yen                      SKK - Slovakian koruna
   COP - Colombian peso                    KES - Kenyan schilling                  THB - Thai baht
   CRC - Costa Rica colon                  KRW - South Korean won                  TRY - Turkish lira
   CZK - Czech koruna                      MXN - Mexican peso                      TWD - Taiwanese dollar
   DKK - Danish krone                      MYR - Malaysian ringgit                 USD - United States dollar
   EGP - Egyptian pound                    NOK - Norwegian krone                   VEB - Venezuelan bolivar
   EUR - Euro                              NZD - New Zealand dollar                VND - Vietnam dong
   GBP - British pound sterling            PEN - Peruvian nouveau sol              ZAR - South African rand

                                          Notes to Schedules of Investments  251

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2006

                                                                          DIVERSIFIED EQUITY        SPECIAL GROWTH
AMOUNTS IN THOUSANDS                                                             FUND                    FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                                           $         3,698,538    $          1,431,345
---------------------------------------------------------------------------------------------------------------------
Investments, at market***                                                           4,224,382               1,575,819
Cash                                                                                       --                      --
Cash (Restricted)                                                                          --                      --
Foreign currency holdings*                                                                 --                      --
Unrealized appreciation on foreign currency exchange contracts                             --                      --
Receivables:
      Dividends and interest                                                            2,619                     461
      Dividends from affiliated money market funds                                        995                     361
      Investments sold                                                                 28,057                   7,228
      Fund shares sold                                                                  6,893                   1,704
      Foreign taxes recoverable                                                            --                      --
      From Adviser                                                                         74                      44
      Daily variation margin on futures contracts                                          --                      --
Prepaid expenses                                                                           23                      21
Unrealized appreciation on index swap contracts                                            --                      --
Interest rate swap contracts, at market value*****                                         --                      --
Credit default swap contracts, at market value****                                         --                      --
                                                                          -------------------    --------------------
Total Assets                                                                        4,263,043               1,585,638
                                                                          -------------------    --------------------

LIABILITIES
Payables:
      Due to Custodian                                                                     --                      --
      Investments purchased                                                            33,937                   7,951
      Fund shares redeemed                                                              2,393                   1,211
      Accrued fees to affiliates                                                        3,545                   1,390
      Other accrued expenses                                                              132                      87
      Dividends for securities sold short                                                  --                      --
      Daily variation margin on futures contracts                                         279                     294
      Deferred tax liability                                                               --                      --
Unrealized depreciation on foreign currency exchange contracts                             --                      --
Options written, at market value**                                                         --                      --
Securities sold short, at market value ******                                              --                      --
Payable upon return of securities loaned                                              441,853                 386,299
Unrealized depreciation on index swap contracts                                            --                      --
Interest rate swap contracts, at market value*****                                         --                      --
Credit default swaps, at market value****                                                  --                      --
                                                                          -------------------    --------------------
Total Liabilities                                                                     482,139                 397,232
                                                                          -------------------    --------------------

NET ASSETS                                                                $         3,780,904    $          1,188,406
                                                                          ===================    ====================

See accompanying notes which are an integral part of the financial statements.

 252  Statement of Assets and Liabilities

    QUANTITATIVE EQUITY    INTERNATIONAL SECURITIES    EMERGING MARKETS      REAL ESTATE      SHORT DURATION
           FUND                      FUND                    FUND          SECURITIES FUND      BOND FUND
------------------------------------------------------------------------------------------------------------
      $    3,619,870            $    3,485,826          $      888,971     $    1,487,711     $    1,185,919
------------------------------------------------------------------------------------------------------------
           4,185,373                 4,177,095               1,223,505          2,306,508          1,179,774
                  --                        --                     612                 --                 --
                  --                     6,987                      --                 --                 --
                  --                    17,500                   5,092                 --                666
                  --                     6,870                     405                 --                  7
               3,420                     3,371                   1,544                296              8,219
                 619                     1,170                     236                286                353
              48,457                    32,996                   2,316             15,974              9,732
               6,337                     4,692                   1,538              2,800                550
                  --                       161                       1                 --                 --
                  42                       112                      16                 26                 19
                  --                        --                     188                 --                351
                  23                        20                       4                  6                  6
                  --                        --                      --                 --                 --
                  --                        --                      --                 --                 16
                  --                        --                      --                 --                  1
      --------------            --------------          --------------     --------------     --------------
           4,244,271                 4,250,974               1,235,457          2,325,896          1,199,694
      --------------            --------------          --------------     --------------     --------------

                  23                     3,880                      --                 --                 34
              68,619                    37,201                   4,865             18,643             18,490
               2,632                     2,810                     970              2,827              1,550
               3,657                     3,788                   1,567              2,166                697
                 231                       339                     324                 97                100
                  53                        --                      --                 --                 --
                 196                       544                      --                 --                 --
                  --                        24                   1,303                 --                 --
                  --                     8,026                     167                 --                 13
                  --                     1,916                     842                 --              1,185
             168,538                        --                      --                 --                 --
              95,404                   680,911                  60,497            228,743             21,916
                  --                        69                      --                 --                 --
                  --                        --                      --                 --                123
                  --                        --                      --                 --                 --
      --------------            --------------          --------------     --------------     --------------
             339,353                   739,508                  70,535            252,476             44,108
      --------------            --------------          --------------     --------------     --------------

      $    3,904,918            $    3,511,466          $    1,164,922     $    2,073,420     $    1,155,586
      ==============            ==============          ==============     ==============     ==============

  See accompanying notes which are an integral part of the financial statements.
                                        Statement of Assets and Liabilities  253

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED -- OCTOBER 31, 2006

                                                                          DIVERSIFIED EQUITY        SPECIAL GROWTH
AMOUNTS IN THOUSANDS                                                             FUND                    FUND
---------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Undistributed (overdistributed) net investment income                     $             1,111    $                 (1)
Accumulated net realized gain (loss)                                                  122,160                 143,974
Unrealized appreciation (depreciation) on:
      Investments (International Securities Fund and Emerging Markets
       Fund - net of deferred tax liability for foreign capital gains
       taxes)                                                                         525,844                 144,474
      Futures contracts                                                                 9,195                   5,101
      Options written                                                                      --                      --
      Credit default swaps                                                                 --                      --
      Index swap contracts                                                                 --                      --
      Interest rate swap contracts                                                         --                      --
      Securities sold short                                                                --                      --
      Foreign currency-related transactions                                                --                      --
Shares of beneficial interest                                                             772                     214
Additional paid-in capital                                                          3,121,822                 894,644
                                                                          -------------------    --------------------
NET ASSETS                                                                $         3,780,904    $          1,188,406
                                                                          ===================    ====================
NET ASSET VALUE, offering and redemption price per share:
   Net asset value per share: Class C*******                              $             47.30    $              50.08
      Class C - Net assets                                                $       151,890,015    $         67,164,276
      Class C - Shares outstanding ($.01 par value)                                 3,211,244               1,341,134
   Net asset value per share: Class E*******                              $             49.01    $              53.90
      Class E - Net assets                                                $        69,010,781    $         25,434,812
      Class E - Shares outstanding ($.01 par value)                                 1,407,959                 471,851
   Net asset value per share: Class I*******                              $                --    $                 --
      Class I - Net assets                                                $                --    $                 --
      Class I - Shares outstanding ($.01 par value)                                        --                      --
   Net asset value per share: Class S*******                              $             49.02    $              56.07
      Class S - Net assets                                                $     3,560,003,161    $      1,095,806,789
      Class S - Shares outstanding ($.01 par value)                                72,621,197              19,543,131
---------------------------------------------------------------------------------------------------------------------
Amounts in thousands
*       Foreign currency holdings - cost                                  $                --    $                 --
**      Premiums received on options written                              $                --    $                 --
***     Securities on loan included in investments                        $           428,978    $            374,967
****    Credit default swap contracts - premiums paid (received)          $                --    $                 --
*****   Interest rate swap contracts - premiums paid (received)           $                --    $                 --
******  Proceeds on securities sold short                                 $                --    $                 --
******* Net asset value per share equals class level net assets divided by class level shares of beneficial interest
        outstanding.

See accompanying notes which are an integral part of the financial statements.

 254  Statement of Assets and Liabilities

    QUANTITATIVE EQUITY    INTERNATIONAL SECURITIES    EMERGING MARKETS      REAL ESTATE      SHORT DURATION
           FUND                      FUND                    FUND          SECURITIES FUND      BOND FUND
------------------------------------------------------------------------------------------------------------
      $        1,537            $       54,339          $       (7,191)    $        1,960     $        4,238
             171,712                   289,628                 157,008            166,739            (16,442)
             565,503                   691,245                 333,231            818,797             (6,145)
               4,708                     3,945                     778                 --             (1,002)
                  --                       (30)                    (14)                --               (412)
                  --                        --                      --                 --                  1
                  --                       (69)                     --                 --                 --
                  --                        --                      --                 --                283
              (8,286)                       --                      --                 --                 --
                  --                    (1,018)                    268                 --                 --
                 931                       444                     532                361                618
           3,168,813                 2,472,982                 680,310          1,085,563          1,174,447
      --------------            --------------          --------------     --------------     --------------
      $    3,904,918            $    3,511,466          $    1,164,922     $    2,073,420     $    1,155,586
      ==============            ==============          ==============     ==============     ==============
      $        40.71            $        75.34          $        21.17     $        56.11     $        18.66
      $  155,977,982            $  156,760,230          $   44,977,040     $  110,287,180     $   21,839,992
           3,831,649                 2,080,720               2,124,522          1,965,708          1,170,230
      $        41.86            $        78.34          $        21.89     $        56.95     $        18.73
      $   73,033,453            $   73,044,086          $   27,861,556     $   59,768,271     $   26,799,482
           1,744,587                   932,430               1,272,592          1,049,440          1,431,052
      $           --            $           --          $           --     $           --     $           --
      $           --            $           --          $           --     $           --     $           --
                  --                        --                      --                 --                 --
      $        41.99            $        79.23          $        21.91     $        57.53     $        18.70
      $3,675,906,671            $3,281,661,445          $1,092,083,632     $1,903,364,431     $1,106,946,034
          87,549,981                41,418,497              49,852,578         33,087,167         59,192,512
------------------------------------------------------------------------------------------------------------

      $           --            $       17,292          $        5,088     $           --     $          659
      $           --            $        1,886          $          828     $           --     $          773
      $       96,067            $      656,101          $       58,893     $      223,316     $       21,445
      $           --            $           --          $           --     $           --     $           --
      $           --            $           --          $           --     $           --     $         (390)
      $      160,252            $           --          $           --     $           --     $           --

  See accompanying notes which are an integral part of the financial statements.
                                        Statement of Assets and Liabilities  255

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED -- OCTOBER 31, 2006

                                                                           DIVERSIFIED BOND       MULTISTRATEGY BOND
AMOUNTS IN THOUSANDS                                                             FUND                    FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                                           $         2,910,458    $          3,132,429
---------------------------------------------------------------------------------------------------------------------
Investments, at market***                                                           2,916,732               3,149,435
Cash                                                                                    6,257                   6,242
Cash (Restricted)                                                                          --                     104
Foreign currency holdings*                                                                775                   2,158
Unrealized appreciation on foreign currency exchange contracts                            198                   1,143
Receivables:
      Dividends and interest                                                           15,117                  20,201
      Dividends from affiliated money market funds                                        738                   1,701
      Investments sold                                                                106,756                 196,400
      Fund shares sold                                                                  3,644                   4,764
      Foreign taxes recoverable                                                            --                      --
      Miscellaneous receivables                                                            --                      --
      From Adviser                                                                         75                     124
      Daily variation margin on futures contracts                                         966                   3,131
Prepaid expenses                                                                           15                      18
Unrealized appreciation on index swap contracts                                            --                     101
Interest rate swap contracts, at market value*****                                        472                   9,491
Credit default swap contracts, at market value****                                          1                     258
                                                                          -------------------    --------------------
Total Assets                                                                        3,051,746               3,395,271
                                                                          -------------------    --------------------

LIABILITIES
Payables:
      Due to Custodian                                                                     --                      --
      Investments purchased                                                           461,264                 460,087
      Fund shares redeemed                                                              1,700                   1,922
      Accrued fees to affiliates                                                        1,326                   2,051
      Other accrued expenses                                                              157                     189
      Dividends for securities sold short                                                  --                      --
      Daily variation margin on futures contracts                                          18                     263
      Deferred tax liability                                                               --                      --
Unrealized depreciation on foreign currency exchange contracts                            454                   1,997
Options written, at market value**                                                        266                   2,680
Securities sold short, at market value ******                                              --                      --
Payable upon return of securities loaned                                              445,812                 308,645
Unrealized depreciation on index swap contracts                                            --                     354
Interest rate swap contracts, at market value*****                                        918                   5,170
Credit default swaps, at market value****                                                  --                     148
                                                                          -------------------    --------------------
Total Liabilities                                                                     911,915                 783,506
                                                                          -------------------    --------------------

NET ASSETS                                                                $         2,139,831    $          2,611,765
                                                                          ===================    ====================

See accompanying notes which are an integral part of the financial statements.

 256  Statement of Assets and Liabilities

      TAX EXEMPT       TAX-MANAGED          TAX-MANAGED         SELECT GROWTH      SELECT VALUE
      BOND FUND       LARGE CAP FUND    MID & SMALL CAP FUND         FUND              FUND
------------------------------------------------------------------------------------------------
    $      293,249    $      397,187       $      233,744       $      188,058    $      399,495
------------------------------------------------------------------------------------------------
           297,016           514,716              274,876              209,892           469,470
                --                --                   --                   --                --
                --                --                   --                   --                --
                --                --                   --                   --                --
                --                --                   --                   --                --
             4,048               348                   62                   58               304
                19                75                   75                   28               104
             2,994             3,394                  676                1,196             3,474
               879               571                  514                  720               649
                --                --                   --                   --                --
                --                --                   --                  176                 8
                 4                 6                   71                   13                --
                --                --                   25                   --                --
                --                --                   --                   --                --
                --                --                   --                   --                --
                --                --                   --                   --                --
                --                --                   --                   --                --
    --------------    --------------       --------------       --------------    --------------
           304,960           519,110              276,299              212,083           474,009
    --------------    --------------       --------------       --------------    --------------

                --                --                   --                   53                --
             6,626             2,929                1,540                1,443             4,439
                76               447                  349                  322             1,012
               149               408                  250                  174               419
                47                50                   43                   42                54
                --                --                   --                   --                --
                --                --                   88                   --                13
                --                --                   --                   --                --
                --                --                   --                   --                --
                --                --                   --                   --                --
                --                --                   --                   --                --
                --            25,436               61,449               31,309            45,953
                --                --                   --                   --                --
                --                --                   --                   --                --
                --                --                   --                   --                --
    --------------    --------------       --------------       --------------    --------------
             6,898            29,270               63,719               33,343            51,890
    --------------    --------------       --------------       --------------    --------------

    $      298,062    $      489,840       $      212,580       $      178,740    $      422,119
    ==============    ==============       ==============       ==============    ==============

  See accompanying notes which are an integral part of the financial statements.

                                        Statement of Assets and Liabilities  257

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED -- OCTOBER 31, 2006

                                                                           DIVERSIFIED BOND       MULTISTRATEGY BOND
AMOUNTS IN THOUSANDS                                                             FUND                    FUND
---------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Undistributed (overdistributed) net investment income                     $             9,110    $             10,284
Accumulated net realized gain (loss)                                                  (24,479)                (19,068)
Unrealized appreciation (depreciation) on:
      Investments (International Securities Fund and Emerging Markets
       Fund - net of deferred tax liability for foreign capital gains
       taxes)                                                                           6,274                  17,006
      Futures contracts                                                                   473                   1,159
      Options written                                                                     (58)                   (685)
      Credit default swaps                                                                  1                     420
      Index swap contracts                                                                 --                    (253)
      Interest rate swap contracts                                                       (154)                  1,851
      Securities sold short                                                                --                      --
      Foreign currency-related transactions                                              (248)                   (896)
Shares of beneficial interest                                                             915                   2,521
Additional paid-in capital                                                          2,147,997               2,599,426
                                                                          -------------------    --------------------
NET ASSETS                                                                $         2,139,831    $          2,611,765
                                                                          ===================    ====================
NET ASSET VALUE, offering and redemption price per share:
   Net asset value per share: Class C*******                              $             23.90    $              10.34
      Class C - Net assets                                                $        60,670,151    $         83,362,624
      Class C - Shares outstanding ($.01 par value)                                 2,538,693               8,062,553
   Net asset value per share: Class E*******                              $             23.98    $              10.35
      Class E - Net assets                                                $        55,948,726    $         51,698,209
      Class E - Shares outstanding ($.01 par value)                                 2,333,491    $          4,994,461
   Net asset value per share: Class I*******                              $                --                      --
      Class I - Net assets                                                $                --                      --
      Class I - Shares outstanding ($.01 par value)                                        --                      --
   Net asset value per share: Class S*******                              $             23.36                   10.36
      Class S - Net assets                                                $     2,023,211,833    $      2,476,703,834
      Class S - Shares outstanding ($.01 par value)                                86,594,933    $        239,039,361
---------------------------------------------------------------------------------------------------------------------
Amounts in thousands
*       Foreign currency holdings - cost                                  $               773    $              2,143
**      Premiums received on options written                              $               208    $              1,995
***     Securities on loan included in investments                        $           438,218    $            303,522
****    Credit default swap contracts - premiums paid (received)          $                --    $               (310)
*****   Interest rate swap contracts - premiums paid (received)           $              (292)   $              2,471
****** Proceeds on securities sold short                                  $                --    $                 --
*******  Net asset value per share equals class level net assets divided by class level shares of beneficial interest
         outstanding.

See accompanying notes which are an integral part of the financial statements.

 258  Statement of Assets and Liabilities

      TAX EXEMPT       TAX-MANAGED          TAX-MANAGED         SELECT GROWTH      SELECT VALUE
      BOND FUND       LARGE CAP FUND    MID & SMALL CAP FUND         FUND              FUND
------------------------------------------------------------------------------------------------
    $          950    $        2,680       $            1       $            1    $           69
            (1,677)          (78,936)               1,616              (11,537)           15,749
             3,767           117,529               41,132               21,834            69,975
                --               756                1,196                  424               906
                --                --                   --                   --                --
                --                --                   --                   --                --
                --                --                   --                   --                --
                --                --                   --                   --                --
                --                --                   --                   --                --
                --                --                   --                   --                --
               138               243                  151                  214               333
           294,884           447,568              168,484              167,804           335,087
    --------------    --------------       --------------       --------------    --------------
    $      298,062    $      489,840       $      212,580       $      178,740    $      422,119
    ==============    ==============       ==============       ==============    ==============

    $        21.63    $        19.62       $        13.22       $         7.84    $        12.44
    $   11,818,917    $   19,111,766       $   11,975,183       $    9,763,685    $   26,167,854
           546,383           973,887              906,110            1,244,795         2,102,714
    $        21.70    $        20.12       $        13.93       $         8.25    $        12.66
    $   11,805,386    $   12,725,619       $    2,523,367       $    6,590,057    $   10,871,152
           543,999           632,435              181,106              798,980           858,868
    $           --    $           --       $           --       $         8.44    $        12.69
    $           --    $           --       $           --       $   90,953,635    $  131,493,682
                --                --                   --           10,781,078        10,359,400
    $        21.67    $        20.21       $        14.13       $         8.38    $        12.67
    $  274,437,810    $  458,002,510       $  198,081,169       $   71,432,767    $  253,586,676
        12,661,814        22,659,241           14,019,744            8,527,655        20,020,606
------------------------------------------------------------------------------------------------
    $           --    $           --       $           --       $           --    $           --
    $           --    $           --       $           --       $           --    $           --
    $           --    $       24,830       $       59,466       $       30,374    $       44,732
    $           --    $           --       $           --       $           --    $           --
    $           --    $           --       $           --       $           --    $           --
    $           --    $           --       $           --       $           --    $           --

  See accompanying notes which are an integral part of the financial statements.

                                        Statement of Assets and Liabilities  259

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

                                            DIVERSIFIED EQUITY        SPECIAL GROWTH
AMOUNTS IN THOUSANDS                               FUND                    FUND
---------------------------------------------------------------------------------------

INVESTMENT INCOME
      Dividends                             $            45,705    $              9,355
      Dividends from affiliated money
       market funds                                       9,117                   3,102
      Interest                                              506                     158
      Securities lending income                             383                     714
      Less foreign taxes withheld                            --                      --
                                            -------------------    --------------------
Total investment income                                  55,711                  13,329
                                            -------------------    --------------------

EXPENSES
      Advisory fees                                      23,621                   9,554
      Administrative fees                                 1,631                     530
      Custodian fees                                        796                     500
      Distribution fees - Class C                         1,062                     480
      Transfer agent fees                                 4,890                   2,233
      Transfer agent fees - Class C                          --                      --
      Transfer agent fees - Class E                          --                      --
      Transfer agent fees - Class I                          --                      --
      Transfer agent fees - Class S                          --                      --
      Professional fees                                     125                      79
      Registration fees                                     147                      85
      Shareholder servicing fees - Class
       C                                                    354                     160
      Shareholder servicing fees - Class
       E                                                    154                      59
      Trustees' fees                                         76                      25
      Printing fees                                         146                      57
      Dividends from securities sold
       short                                                 --                      --
      Interest expense from securities
       sold short                                            --                      --
      Miscellaneous                                          56                      19
                                            -------------------    --------------------
      Expenses before reductions                         33,058                  13,781
      Expense reductions                                    (87)                    (52)
                                            -------------------    --------------------
Net expenses                                             32,971                  13,729
                                            -------------------    --------------------
Net investment income (loss)                             22,740                    (400)
                                            -------------------    --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
      Investments (International
       Securities Fund and Emerging
       Markets Fund - net of deferred
       tax liability for foreign capital
       gains taxes)                                     144,897                 146,642
      Futures contracts                                   4,918                   1,548
      Options written                                        --                      --
      Credit default swaps                                   --                      --
      Index swap contracts                                   --                      --
      Interest rate swap contracts                           --                      --
      Short sales                                            --                      --
      Foreign currency-related
       transactions                                          (1)                     (1)
                                            -------------------    --------------------
Net realized gain (loss)                                149,814                 148,189
                                            -------------------    --------------------
Net change in unrealized appreciation
   (depreciation) on:
      Investments (International
       Securities Fund and Emerging
       Markets Fund - net of deferred
       tax liability for foreign capital
       gains taxes)                                     237,741                  12,354
      Futures contracts                                  12,434                   6,587
      Options written                                        --                      --
      Credit default swaps                                   --                      --
      Index swap contracts                                   --                      --
      Interest rate swap contracts                           --                      --
      Securities sold short                                  --                      --
      Foreign currency-related
       transactions                                          --                      --
                                            -------------------    --------------------
Net change in unrealized appreciation
  (depreciation)                                        250,175                  18,941
                                            -------------------    --------------------
Net realized and unrealized gain (loss)                 399,989                 167,130
                                            -------------------    --------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                          $           422,729    $            166,730
                                            ===================    ====================

See accompanying notes which are an integral part of the financial statements.

 260  Statement of Operations

    QUANTITATIVE EQUITY   INTERNATIONAL SECURITIES    EMERGING MARKETS         REAL ESTATE          SHORT DURATION
           FUND                     FUND                    FUND             SECURITIES FUND          BOND FUND
---------------------------------------------------------------------------------------------------------------------

    $            57,864     $            83,512      $            28,371   $            42,134   $                189
                  6,452                  10,494                    2,301                 2,293                  2,456
                    330                     930                      212                    --                 47,651
                    101                   3,055                      182                   197                     14
                     --                  (5,838)                  (2,641)                   --                     --
    -------------------     -------------------      -------------------   -------------------   --------------------
                 64,747                  92,153                   28,425                44,624                 50,310
    -------------------     -------------------      -------------------   -------------------   --------------------

                 24,355                  26,954                   11,961                14,117                  5,172
                  1,686                   1,508                      522                   883                    576
                    771                   2,755                    2,260                   402                    363
                  1,082                   1,079                      322                   714                    187
                  5,041                   4,526                    2,383                 3,215                  1,200
                     --                      --                       --                    --                     --
                     --                      --                       --                    --                     --
                     --                      --                       --                    --                     --
                     --                      --                       --                    --                     --
                    118                     154                      164                    65                     78
                    143                     151                       84                   102                     44
                    361                     360                      107                   238                     62
                    160                     156                       63                   121                     64
                     78                      55                       25                    42                     27
                    132                     128                       37                    68                     47
                    356                      --                       --                    --                     --
                    168                      --                       --                    --                     --
                     59                      46                       20                    36                     20
    -------------------     -------------------      -------------------   -------------------   --------------------
                 34,510                  37,872                   17,948                20,003                  7,840
                    (52)                   (121)                     (33)                  (32)                   (56)
    -------------------     -------------------      -------------------   -------------------   --------------------
                 34,458                  37,751                   17,915                19,971                  7,784
    -------------------     -------------------      -------------------   -------------------   --------------------
                 30,289                  54,402                   10,510                24,653                 42,526
    -------------------     -------------------      -------------------   -------------------   --------------------

                186,905                 284,844                  150,099               169,551                 (4,680)
                  7,074                  34,736                    7,046                    --                 (2,060)
                     --                  (1,397)                   3,286                    --                    343
                     --                      --                       --                    --                     --
                     --                   4,302                       --                    --                     --
                     --                      --                       --                    --                   (780)
                 (3,969)                     --                       --                    --                     --
                     --                  (5,029)                    (177)                   --                    (29)
    -------------------     -------------------      -------------------   -------------------   --------------------
                190,010                 317,456                  160,254               169,551                 (7,206)
    -------------------     -------------------      -------------------   -------------------   --------------------
                260,883                 319,376                  112,845               380,628                  8,237
                  6,455                    (426)                     477                    --                     63
                     --                       6                      124                    --                   (469)
                     --                      --                       --                    --                      1
                     --                    (567)                      --                    --                     --
                     --                      --                       --                    --                    739
                 (8,286)                     --                       --                    --                     --
                     --                   3,541                      514                    --                    (20)
    -------------------     -------------------      -------------------   -------------------   --------------------
                259,052                 321,930                  113,960               380,628                  8,551
    -------------------     -------------------      -------------------   -------------------   --------------------
                449,062                 639,386                  274,214               550,179                  1,345
    -------------------     -------------------      -------------------   -------------------   --------------------
    $           479,351     $           693,788      $           284,724   $           574,832   $             43,871
    ===================     ===================      ===================   ===================   ====================

  See accompanying notes which are an integral part of the financial statements.

                                                    Statement of Operations  261

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

                                                                           DIVERSIFIED BOND       MULTISTRATEGY BOND
AMOUNTS IN THOUSANDS                                                             FUND                    FUND
---------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
      Dividends                                                           $               126    $                384
      Dividends from affiliated money market funds                                      7,746                  15,218
      Interest                                                                         87,784                 101,059
      Securities lending income                                                            --                     505
      Less foreign taxes withheld                                                          --                      --
                                                                          -------------------    --------------------
Total investment income                                                                95,656                 117,166
                                                                          -------------------    --------------------

EXPENSES
      Advisory fees                                                                     7,553                  13,389
      Administrative fees                                                                 944                   1,117
      Custodian fees                                                                      762                     990
      Distribution fees - Class C                                                         417                     574
      Transfer agent fees                                                               2,229                   3,377
      Transfer agent fees - Class C                                                        --                      --
      Transfer agent fees - Class E                                                        --                      --
      Transfer agent fees - Class I                                                        --                      --
      Transfer agent fees - Class S                                                        --                      --
      Professional fees                                                                    96                      78
      Registration fees                                                                   121                     144
      Shareholder servicing fees - Class C                                                139                     191
      Shareholder servicing fees - Class E                                                131                     112
      Trustees' fees                                                                       44                      52
      Printing fees                                                                        76                      90
      Dividends from securities sold short                                                 --                      --
      Interest expense from securities sold short                                          --                      --
      Miscellaneous                                                                        32                      41
                                                                          -------------------    --------------------
      Expenses before reductions                                                       12,544                  20,155
      Expense reductions                                                                 (139)                   (614)
                                                                          -------------------    --------------------
Net expenses                                                                           12,405                  19,541
                                                                          -------------------    --------------------
Net investment income (loss)                                                           83,251                  97,625
                                                                          -------------------    --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
      Investments (International Securities Fund and Emerging Markets
       Fund - net of deferred tax liability for foreign capital gains
       taxes)                                                                         (16,186)                (15,313)
      Futures contracts                                                                (4,573)                 (2,338)
      Options written                                                                     758                   1,530
      Credit default swaps                                                                 --                      34
      Index swap contracts                                                                 --                    (142)
      Interest rate swap contracts                                                       (555)                 (2,371)
      Short sales                                                                          --                      --
      Foreign currency-related transactions                                              (406)                 (2,895)
                                                                          -------------------    --------------------
Net realized gain (loss)                                                              (20,962)                (21,495)
                                                                          -------------------    --------------------
Net change in unrealized appreciation (depreciation) on:
      Investments (International Securities Fund and Emerging Markets
       Fund - net of deferred tax liability for foreign capital gains
       taxes)                                                                          25,548                  27,189
      Futures contracts                                                                 3,093                   3,922
      Options written                                                                      36                    (749)
      Credit default swaps                                                                  1                     406
      Index swap contracts                                                                 --                    (193)
      Interest rate swap contracts                                                        286                   2,772
      Securities sold short                                                                --                      --
      Foreign currency-related transactions                                               (41)                   (719)
                                                                          -------------------    --------------------
Net change in unrealized appreciation (depreciation)                                   28,923                  32,628
                                                                          -------------------    --------------------
Net realized and unrealized gain (loss)                                                 7,961                  11,133
                                                                          -------------------    --------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     $            91,212    $            108,758
                                                                          ===================    ====================

See accompanying notes which are an integral part of the financial statements.

 262  Statement of Operations

           TAX EXEMPT             TAX-MANAGED         TAX-MANAGED MID &        SELECT GROWTH           SELECT VALUE
            BOND FUND           LARGE CAP FUND         SMALL CAP FUND              FUND                    FUND
-----------------------------------------------------------------------------------------------------------------------

       $                --    $             7,005    $             1,466    $             1,342    $              7,328
                       208                    972                    591                    480                     922
                    11,231                     62                     36                     44                      46
                        --                     25                    160                     43                      57
                        --                     --                     --                     --                      --
       -------------------    -------------------    -------------------    -------------------    --------------------
                    11,439                  8,064                  2,253                  1,909                   8,353
       -------------------    -------------------    -------------------    -------------------    --------------------

                       814                  3,165                  1,906                  1,495                   2,675
                       136                    226                     97                     93                     191
                       139                    190                    161                    170                     212
                        83                    135                     81                     70                     181
                       271                    440                    336                     --                      --
                        --                     --                     --                     24                      62
                        --                     --                     --                      8                      17
                        --                     --                     --                    123                     118
                        --                     --                     --                    132                     556
                        50                     48                     49                     47                      46
                        72                     47                     48                     64                      73
                        28                     45                     27                     23                      60
                        25                     26                      5                     13                      24
                         6                     11                      5                      5                      10
                        13                     20                     10                     10                      15
                        --                     --                     --                     --                      --
                        --                     --                     --                     --                      --
                         7                      9                      6                     18                      10
       -------------------    -------------------    -------------------    -------------------    --------------------
                     1,644                  4,362                  2,731                  2,295                   4,250
                        (6)                    (7)                  (189)                  (239)                     (9)
       -------------------    -------------------    -------------------    -------------------    --------------------
                     1,638                  4,355                  2,542                  2,056                   4,241
       -------------------    -------------------    -------------------    -------------------    --------------------
                     9,801                  3,709                   (289)                  (147)                  4,112
       -------------------    -------------------    -------------------    -------------------    --------------------

                      (638)                19,829                 11,289                  6,679                  28,103
                        --                    414                    395                     75                   1,054
                        --                     --                     --                     --                      --
                        --                     --                     --                     --                      --
                        --                     --                     --                     --                      --
                        --                     --                     --                     --                      --
                        --                     --                     --                     --                      --
                        --                     --                     --                     --                      --
       -------------------    -------------------    -------------------    -------------------    --------------------
                      (638)                20,243                 11,684                  6,754                  29,157
       -------------------    -------------------    -------------------    -------------------    --------------------
                     3,055                 26,493                 13,341                  3,029                  29,741
                        --                    949                  1,600                    506                   1,259
                        --                     --                     --                     --                      --
                        --                     --                     --                     --                      --
                        --                     --                     --                     --                      --
                        --                     --                     --                     --                      --
                        --                     --                     --                     --                      --
                        --                     --                     --                     --                      --
       -------------------    -------------------    -------------------    -------------------    --------------------
                     3,055                 27,442                 14,941                  3,535                  31,000
       -------------------    -------------------    -------------------    -------------------    --------------------
                     2,417                 47,685                 26,625                 10,289                  60,157
       -------------------    -------------------    -------------------    -------------------    --------------------
       $            12,218    $            51,394    $            26,336    $            10,142    $             64,269
       ===================    ===================    ===================    ===================    ====================

  See accompanying notes which are an integral part of the financial statements.

                                                    Statement of Operations  263

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

                                                                             DIVERSIFIED EQUITY              SPECIAL GROWTH
                                                                                    FUND                          FUND
                                                                         --------------------------    --------------------------
AMOUNTS IN THOUSANDS                                                        2006           2005           2006           2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                                            22,740         17,486           (400)        (2,731)
      Net realized gain (loss)                                               149,814        182,930        148,189         95,718
      Net change in unrealized appreciation (depreciation)                   250,175         75,393         18,941          4,456
                                                                         -----------    -----------    -----------    -----------
Net increase (decrease) in net assets from operations                        422,729        275,809        166,730         97,443
                                                                         -----------    -----------    -----------    -----------

DISTRIBUTIONS
      From net investment income
         Class C                                                                (102)          (101)            --             --
         Class E                                                                (298)          (257)            --             --
         Class I                                                                  --             --             --             --
         Class S                                                             (21,815)       (17,162)            (1)            (1)
      From net realized gain
         Class C                                                              (3,691)            --         (5,980)        (6,286)
         Class E                                                              (1,492)            --         (2,068)        (4,121)
         Class I                                                                  --             --             --             --
         Class S                                                             (71,829)            --        (82,803)       (86,902)
                                                                         -----------    -----------    -----------    -----------
Net decrease in net assets from distributions                                (99,227)       (17,520)       (90,852)       (97,310)
                                                                         -----------    -----------    -----------    -----------

SHARE TRANSACTIONS
      Net increase (decrease) in net assets from share transactions          720,383        395,071        174,528        151,068
                                                                         -----------    -----------    -----------    -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                1,043,885        653,360        250,406        151,201

NET ASSETS
      Beginning of period                                                  2,737,019      2,083,659        938,000        786,799
                                                                         -----------    -----------    -----------    -----------

      End of period                                                      $ 3,780,904    $ 2,737,019    $ 1,188,406    $   938,000
                                                                         ===========    ===========    ===========    ===========

      Undistributed (overdistributed) net investment income included
         in net assets                                                   $     1,111    $       587    $        (1)   $        (1)

See accompanying notes which are an integral part of the financial statements.

 264  Statements of Changes in Net Assets

      QUANTITATIVE EQUITY       INTERNATIONAL SECURITIES        EMERGING MARKETS              REAL ESTATE
              FUND                        FUND                        FUND                  SECURITIES FUND
    ------------------------    ------------------------    ------------------------    ------------------------
       2006          2005          2006          2005          2006          2005          2006          2005
----------------------------------------------------------------------------------------------------------------

        30,289        22,664        54,402        29,580    $   10,510         9,257        24,653        27,104
       190,010       154,488       317,456       177,312       160,254       102,118       169,551       149,115
       259,052        50,953       321,930       118,238       113,960       102,396       380,628        62,485
    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
       479,351       228,105       693,788       325,130       284,724       213,771       574,832       238,704
    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

          (120)         (209)         (516)         (820)         (580)          (83)         (699)         (700)
          (436)         (360)         (539)         (605)         (442)         (194)         (630)         (596)
            --            --            --            --            --            --            --            --
       (28,910)      (22,089)      (29,811)      (29,701)      (20,081)       (9,858)      (24,741)      (25,047)
        (5,834)           --        (4,377)           --          (887)           --        (8,834)       (5,310)
        (2,398)           --        (1,760)           --          (487)           --        (4,267)       (2,607)
            --            --            --            --            --            --            --            --
      (115,840)           --       (80,360)           --       (20,087)           --      (150,805)      (98,198)
    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      (153,538)      (22,658)     (117,363)      (31,126)      (42,564)      (10,135)     (189,976)     (132,458)
    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

       746,425       423,493       467,484       380,785        75,860        59,004       132,283       187,997
    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
     1,072,238       628,940     1,043,909       674,789       318,020       262,640       517,139       294,243

     2,832,680     2,203,740     2,467,557     1,792,768       846,902       584,262     1,556,281     1,262,038
    ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

    $3,904,918    $2,832,680    $3,511,466    $2,467,557    $1,164,922    $  846,902    $2,073,420    $1,556,281
    ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========

    $    1,537    $      714    $   54,339    $   17,725    $   (7,191)   $    4,215    $    1,960    $    1,374

          SHORT DURATION
            BOND FUND
     ------------------------
        2006          2005
---
         42,526        31,923
         (7,206)       (8,752)
          8,551       (17,447)
     ----------    ----------
         43,871         5,724
     ----------    ----------
           (655)         (523)
           (882)         (558)
             --            --
        (40,141)      (29,494)
             --           (24)
             --           (16)
             --            --
             --          (767)
     ----------    ----------
        (41,678       (31,382)
     ----------    ----------
        (60,187)       42,298
     ----------    ----------
        (57,994)       16,640
      1,213,580     1,196,940
     ----------    ----------
     $1,155,586    $1,213,580
     ==========    ==========
     $    4,238    $    3,335

  See accompanying notes which are an integral part of the financial statements.

                                        Statements of Changes in Net Assets  265

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

                                                                              DIVERSIFIED BOND             MULTISTRATEGY BOND
                                                                                    FUND                          FUND
                                                                         --------------------------    --------------------------
AMOUNTS IN THOUSANDS                                                        2006           2005           2006           2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                                       $    83,251    $    50,386    $    97,625    $    53,955
      Net realized gain (loss)                                               (20,962)        (1,129)       (21,495)         7,154
      Net change in unrealized appreciation (depreciation)                    28,923        (42,853)        32,628        (42,091)
                                                                         -----------    -----------    -----------    -----------
Net increase (decrease) in net assets from operations                         91,212          6,404        108,758         19,018
                                                                         -----------    -----------    -----------    -----------

DISTRIBUTIONS
      From net investment income
         Class C                                                              (1,783)        (1,088)        (2,433)        (1,363)
         Class E                                                              (2,059)        (1,375)        (1,753)        (1,025)
         Class I                                                                  --             --             --             --
         Class S                                                             (76,351)       (45,399)       (87,675)       (48,760)
      From net realized gain
         Class C                                                                  --           (234)          (167)          (700)
         Class E                                                                  --           (231)           (93)          (404)
         Class I                                                                  --             --             --             --
         Class S                                                                  --         (6,573)        (4,348)       (16,986)
                                                                         -----------    -----------    -----------    -----------
Net decrease in net assets from distributions                                (80,193)       (54,900)       (96,469)       (69,238)
                                                                         -----------    -----------    -----------    -----------

SHARE TRANSACTIONS
      Net increase (decrease) in net assets from share transactions          455,513        399,525        720,214        559,768
                                                                         -----------    -----------    -----------    -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                  466,532        351,029        732,503        509,548

NET ASSETS
      Beginning of period                                                  1,673,299      1,322,270      1,879,262      1,369,714
                                                                         -----------    -----------    -----------    -----------

      End of period                                                      $ 2,139,831    $ 1,673,299    $ 2,611,765    $ 1,879,262
                                                                         ===========    ===========    ===========    ===========

      Undistributed (overdistributed) net investment income included
         in net assets                                                   $     9,110    $     6,263    $    10,284    $     7,040

See accompanying notes which are an integral part of the financial statements.

 266  Statements of Changes in Net Assets

             TAX EXEMPT                      TAX-MANAGED                  TAX-MANAGED MID &                 SELECT GROWTH
              BOND FUND                    LARGE CAP FUND                  SMALL CAP FUND                       FUND
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2006            2005            2006            2005            2006            2005            2006            2005
---------------------------------------------------------------------------------------------------------------------------------

    $       9,801   $       7,550   $       3,709   $       4,263   $        (289)  $        (171)  $        (147)  $          43
             (638)            277          20,243          11,253          11,684           7,898           6,754           7,903
            3,055          (6,794)         27,442          13,679          14,941          12,588           3,535           6,530
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           12,218           1,033          51,394          29,195          26,336          20,315          10,142          14,476
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

             (285)           (248)             --             (14)             --              --              --              --
             (324)           (221)            (51)            (55)             --              --              --              --
               --              --              --              --              --              --             (44)             --
           (8,921)         (6,802)         (3,088)         (3,707)             --              --              --              --
               --              --              --              --              --              --              --              --
               --              --              --              --              --              --              --              --
               --              --              --              --              --              --              --              --
               --              --              --              --              --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           (9,530)         (7,271)         (3,139)         (3,776)             --              --             (44)             --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

           47,705          51,222          29,330          24,900          18,690          16,873         (13,198)         44,098
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

           50,393          44,984          77,585          50,319          45,026          37,188          (3,100)         58,574

          247,669         202,685         412,255         361,936         167,554         130,366         181,840         123,266
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

    $     298,062   $     247,669   $     489,840   $     412,255   $     212,580   $     167,554   $     178,740   $     181,840
    =============   =============   =============   =============   =============   =============   =============   =============

    $         950   $         679   $       2,680   $       2,110   $           1   $          --   $           1   $          43

             SELECT VALUE
                 FUND
     -----------------------------
         2006            2005
---
     $       4,112   $       3,268
            29,517          25,574
            31,000           9,493
     -------------   -------------
            64,269          38,335
     -------------   -------------
               (49)            (18)
               (88)            (72)
            (1,579)         (1,393)
            (2,401)         (1,866)
            (1,230)            (14)
              (494)             (8)
            (7,528)            (83)
           (11,306)           (145)
     -------------   -------------
           (24,675)         (3,599)
     -------------   -------------
            18,217          27,540
     -------------   -------------
            57,811          62,276
           364,308         302,032
     -------------   -------------
     $     422,119   $     364,308
     =============   =============
     $          69   $          74

  See accompanying notes which are an integral part of the financial statements.

                                        Statements of Changes in Net Assets  267

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $                 $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM      DISTRIBUTIONS
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT        FROM NET
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS    INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED EQUITY FUND
Class C
October 31, 2006                                 43.08              (.11)              5.60           5.49             (.03)
October 31, 2005                                 38.64              (.10)              4.58           4.48             (.04)
October 31, 2004                                 36.27              (.17)              2.54           2.37               --
October 31, 2003                                 30.52              (.13)              5.88           5.75               --(d)
October 31, 2002                                 35.83              (.18)             (5.13)         (5.31)              --
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 44.46               .23               5.79           6.02             (.23)
October 31, 2005                                 39.75               .23               4.70           4.93             (.22)
October 31, 2004                                 37.12               .12               2.61           2.73             (.10)
October 31, 2003                                 31.10               .12               6.00           6.12             (.10)
October 31, 2002                                 36.35               .08              (5.23)         (5.15)            (.09)
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 44.45               .35               5.79           6.14             (.33)
October 31, 2005                                 39.74               .33               4.71           5.04             (.33)
October 31, 2004                                 37.13               .22               2.60           2.82             (.21)
October 31, 2003                                 31.09               .20               6.01           6.21             (.17)
October 31, 2002                                 36.35               .16              (5.23)         (5.07)            (.16)
----------------------------------------------------------------------------------------------------------------------------------
SPECIAL GROWTH FUND
Class C
October 31, 2006                                 47.85              (.47)              7.76           7.29               --
October 31, 2005                                 49.16              (.59)              5.78           5.19               --
October 31, 2004                                 46.99              (.56)              4.05           3.49               --
October 31, 2003                                 33.52              (.46)             13.93          13.47               --
October 31, 2002                                 37.42              (.45)             (3.45)         (3.90)              --
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 50.79              (.11)              8.28           8.17               --
October 31, 2005                                 51.47              (.26)              6.08           5.82               --
October 31, 2004                                 48.77              (.20)              4.22           4.02               --
October 31, 2003                                 34.53              (.18)             14.42          14.24               --
October 31, 2002                                 38.27              (.16)             (3.58)         (3.74)              --
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 52.52               .02               8.59           8.61               --(d)
October 31, 2005                                 52.89              (.12)              6.25           6.13               --
October 31, 2004                                 49.95              (.07)              4.33           4.26               --
October 31, 2003                                 35.28              (.08)             14.75          14.67               --
October 31, 2002                                 39.01              (.07)             (3.66)         (3.73)              --
----------------------------------------------------------------------------------------------------------------------------------

                                                $
                                          DISTRIBUTIONS        $
                                            FROM NET       RETURN OF
                                          REALIZED GAIN     CAPITAL
----------------------------------------
DIVERSIFIED EQUITY FUND
Class C
October 31, 2006                              (1.24)            --
October 31, 2005                                 --             --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------
Class E
October 31, 2006                              (1.24)            --
October 31, 2005                                 --             --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --           (.01)
----------------------------------------
Class S
October 31, 2006                              (1.24)            --
October 31, 2005                                 --             --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --           (.03)
----------------------------------------
SPECIAL GROWTH FUND
Class C
October 31, 2006                              (5.06)            --
October 31, 2005                              (6.50)            --
October 31, 2004                              (1.32)            --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------
Class E
October 31, 2006                              (5.06)            --
October 31, 2005                              (6.50)            --
October 31, 2004                              (1.32)            --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------
Class S
October 31, 2006                              (5.06)            --
October 31, 2005                              (6.50)            --
October 31, 2004                              (1.32)            --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 268  Financial Highlights

                                                                                        %                   %
                                                                    $           RATIO OF EXPENSES   RATIO OF EXPENSES
           $                  $                  %             NET ASSETS,         TO AVERAGE          TO AVERAGE
         TOTAL         NET ASSET VALUE,        TOTAL          END OF PERIOD        NET ASSETS,         NET ASSETS,
     DISTRIBUTIONS      END OF PERIOD        RETURN(B)            (000)             NET(C)(E)           GROSS(C)
---------------------------------------------------------------------------------------------------------------------
         (1.27)              47.30              12.98             151,890             1.97                1.97
          (.04)              43.08              11.60             126,123             1.98                1.98
            --               38.64               6.53              94,663             2.00                2.00
            --               36.27              18.88              64,316             2.05                2.05
            --               30.52             (14.85)             33,858             2.03                2.03
---------------------------------------------------------------------------------------------------------------------
         (1.47)              49.01              13.80              69,011             1.22                1.22
          (.22)              44.46              12.46              53,227             1.23                1.23
          (.10)              39.75               7.33              45,413             1.24                1.25
          (.10)              37.12              19.77              34,229             1.30                1.30
          (.10)              31.10             (14.22)             23,656             1.28                1.28
---------------------------------------------------------------------------------------------------------------------
         (1.57)              49.02              14.12           3,560,003              .97                 .97
          (.33)              44.45              12.71           2,557,669              .98                 .98
          (.21)              39.74               7.61           1,943,583              .99                1.00
          (.17)              37.13              20.09           1,445,118             1.04                1.04
          (.19)              31.09             (14.02)            972,139             1.03                1.03
---------------------------------------------------------------------------------------------------------------------
         (5.06)              50.08              16.26              67,164             2.23                2.23
         (6.50)              47.85              10.82              56,084             2.28                2.29
         (1.32)              49.16               7.54              46,919             2.29                2.29
            --               46.99              40.19              36,364             2.36                2.36
            --               33.52             (10.42)             18,583             2.31                2.31
---------------------------------------------------------------------------------------------------------------------
         (5.06)              53.90              17.12              25,435             1.48                1.48
         (6.50)              50.79              11.65              21,436             1.54                1.54
         (1.32)              51.47               8.37              32,028             1.54                1.54
            --               48.77              41.24              16,581             1.62                1.62
            --               34.53              (9.77)             11,731             1.56                1.56
---------------------------------------------------------------------------------------------------------------------
         (5.06)              56.07              17.42           1,095,807             1.23                1.23
         (6.50)              52.52              11.95             860,480             1.27                1.29
         (1.32)              52.89               8.64             707,851             1.29                1.29
            --               49.95              41.61             631,246             1.35                1.35
            --               35.28              (9.56)            520,666             1.32                1.32
---------------------------------------------------------------------------------------------------------------------

             %
       RATIO OF NET
     INVESTMENT INCOME          %
        TO AVERAGE          PORTFOLIO
     NET ASSETS(C)(E)    TURNOVER RATE(B)
---
            (.25)              96.67
            (.24)             110.70
            (.45)             125.03
            (.39)             109.50
            (.51)             128.80
---
             .50               96.67
             .53              110.70
             .30              125.03
             .36              109.50
             .21              128.80
---
             .75               96.67
             .77              110.70
             .55              125.03
             .61              109.50
             .46              128.80
---
            (.98)             154.79
           (1.24)             153.63
           (1.15)             124.97
           (1.21)             127.15
           (1.15)             125.06
---
            (.22)             154.79
            (.50)             153.63
            (.39)             124.97
            (.46)             127.15
            (.40)             125.06
---
             .03              154.79
            (.23)             153.63
            (.14)             124.97
            (.19)             127.15
            (.17)             125.06
---

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  269

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $                 $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM      DISTRIBUTIONS
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT        FROM NET
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS    INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
QUANTITATIVE EQUITY FUND
Class C
October 31, 2006                                 37.22              (.02)              5.20           5.18              (.03)
October 31, 2005                                 34.24              (.02)              3.07           3.05              (.07)
October 31, 2004                                 31.92              (.12)              2.44           2.32                --
October 31, 2003                                 26.53              (.09)              5.49           5.40              (.01)
October 31, 2002                                 31.88              (.15)             (5.20)         (5.35)               --
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 38.18               .27               5.34           5.61              (.27)
October 31, 2005                                 35.04               .26               3.14           3.40              (.26)
October 31, 2004                                 32.55               .14               2.49           2.63              (.14)
October 31, 2003                                 26.94               .12               5.60           5.72              (.11)
October 31, 2002                                 32.28               .07              (5.27)         (5.20)             (.13)
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 38.28               .38               5.36           5.74              (.37)
October 31, 2005                                 35.13               .35               3.15           3.50              (.35)
October 31, 2004                                 32.64               .22               2.49           2.71              (.22)
October 31, 2003                                 27.01               .20               5.61           5.81              (.18)
October 31, 2002                                 32.36               .15              (5.28)         (5.13)             (.20)
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SECURITIES FUND
Class C
October 31, 2006                                 62.35               .61              14.89          15.50              (.26)
October 31, 2005                                 54.38               .25               8.24           8.49              (.52)
October 31, 2004                                 48.46                --(d)            6.65           6.65              (.73)
October 31, 2003                                 38.51              (.05)             10.21          10.16              (.21)
October 31, 2002                                 44.53              (.18)             (5.84)         (6.02)               --
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 64.66              1.17              15.45          16.62              (.69)
October 31, 2005                                 56.28               .69               8.55           9.24              (.86)
October 31, 2004                                 49.98               .39               6.87           7.26              (.96)
October 31, 2003                                 39.61               .28              10.50          10.78              (.41)
October 31, 2002                                 45.47               .13              (5.99)         (5.86)               --
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 65.35              1.35              15.61          16.96              (.83)
October 31, 2005                                 56.84               .88               8.62           9.50              (.99)
October 31, 2004                                 50.44               .53               6.92           7.45             (1.05)
October 31, 2003                                 39.98               .38              10.59          10.97              (.51)
October 31, 2002                                 45.78               .25              (6.05)         (5.80)               --
----------------------------------------------------------------------------------------------------------------------------------


                                                $
                                          DISTRIBUTIONS        $
                                            FROM NET       RETURN OF
                                          REALIZED GAIN     CAPITAL
----------------------------------------
QUANTITATIVE EQUITY FUND
Class C
October 31, 2006                              (1.66)            --
October 31, 2005                                 --             --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------
Class E
October 31, 2006                              (1.66)            --
October 31, 2005                                 --             --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --           (.01)
----------------------------------------
Class S
October 31, 2006                              (1.66)            --
October 31, 2005                                 --             --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --           (.02)
----------------------------------------
INTERNATIONAL SECURITIES FUND
Class C
October 31, 2006                              (2.25)            --
October 31, 2005                                 --             --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------
Class E
October 31, 2006                              (2.25)            --
October 31, 2005                                 --             --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------
Class S
October 31, 2006                              (2.25)            --
October 31, 2005                                 --             --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 270  Financial Highlights

                                                                                %                   %                   %
                                                              $         RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
          $                $                 %           NET ASSETS,       TO AVERAGE          TO AVERAGE       INVESTMENT INCOME
        TOTAL       NET ASSET VALUE,       TOTAL        END OF PERIOD      NET ASSETS,         NET ASSETS,         TO AVERAGE
    DISTRIBUTIONS    END OF PERIOD       RETURN(B)          (000)           NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)
---------------------------------------------------------------------------------------------------------------------------------
        (1.69)            40.71             14.34           155,978           1.98(f)             1.98                 (.05)
         (.07)            37.22              8.92           128,236           1.98                1.98                 (.07)
           --             34.24              7.27            98,012           1.99                1.99                 (.35)
         (.01)            31.92             20.35            65,096           2.02                2.02                 (.32)
           --             26.53            (16.78)           34,113           2.02                2.02                 (.49)
---------------------------------------------------------------------------------------------------------------------------------
        (1.93)            41.86             15.18            73,033           1.23(g)             1.23                  .70
         (.26)            38.18              9.72            53,725           1.23                1.23                  .70
         (.14)            35.04              8.08            48,646           1.24                1.24                  .40
         (.11)            32.55             21.28            37,594           1.28                1.28                  .43
         (.14)            26.94            (16.16)           25,667           1.27                1.27                  .24
---------------------------------------------------------------------------------------------------------------------------------
        (2.03)            41.99             15.49         3,675,907            .98(h)              .98                  .95
         (.35)            38.28              9.99         2,650,719            .98                 .98                  .94
         (.22)            35.13              8.32         2,057,082            .99                 .99                  .65
         (.18)            32.64             21.58         1,555,289           1.02                1.02                  .69
         (.22)            27.01            (15.94)        1,070,673           1.02                1.02                  .48
---------------------------------------------------------------------------------------------------------------------------------
        (2.51)            75.34             25.54           156,760           2.21                2.21                  .87
         (.52)            62.35             15.72           118,556           2.24                2.25                  .42
         (.73)            54.38             13.83            80,622           2.29                2.29                   --
         (.21)            48.46             26.52            47,087           2.42                2.42                 (.12)
           --             38.51            (13.52)           21,860           2.46                2.46                 (.42)
---------------------------------------------------------------------------------------------------------------------------------
        (2.94)            78.34             26.50            73,044           1.45                1.46                 1.61
         (.86)            64.66             16.56            49,490           1.49                1.50                 1.12
         (.96)            56.28             14.68            38,630           1.54                1.54                  .72
         (.41)            49.98             27.57            26,768           1.67                1.67                  .67
           --             39.61            (12.91)           16,796           1.72                1.72                  .30
---------------------------------------------------------------------------------------------------------------------------------
        (3.08)            79.23             26.80         3,281,662           1.20                1.21                 1.85
         (.99)            65.35             16.88         2,299,511           1.23                1.25                 1.41
        (1.05)            56.84             14.98         1,673,516           1.29                1.29                  .98
         (.51)            50.44             27.81         1,247,393           1.42                1.42                  .90
           --             39.98            (12.67)          774,146           1.47                1.47                  .55
---------------------------------------------------------------------------------------------------------------------------------


            %
        PORTFOLIO
     TURNOVER RATE(B)
---
          104.52
          108.48
           91.31
          108.71
           71.10
---
          104.52
          108.48
           91.31
          108.71
           71.10
---
          104.52
          108.48
           91.31
          108.71
           71.10
---
           76.65
           79.49
           76.01
           69.11
           79.09
---
           76.65
           79.49
           76.01
           69.11
           79.09
---
           76.65
           79.49
           76.01
           69.11
           79.09
---

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  271

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $                 $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM      DISTRIBUTIONS
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT        FROM NET
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS    INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
Class C
October 31, 2006                                 16.73               .01               5.14           5.15              (.28)
October 31, 2005                                 12.52               .04               4.22           4.26              (.05)
October 31, 2004                                 10.68                --(d)            2.08           2.08              (.24)
October 31, 2003                                  7.22               .02               3.44           3.46                --
October 31, 2002                                  6.89              (.09)               .42            .33                --
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 17.25               .17               5.29           5.46              (.39)
October 31, 2005                                 12.93               .16               4.34           4.50              (.18)
October 31, 2004                                 10.98               .09               2.15           2.24              (.29)
October 31, 2003                                  7.41               .09               3.49           3.58              (.01)
October 31, 2002                                  7.01              (.02)               .42            .40                --
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 17.25               .21               5.31           5.52              (.43)
October 31, 2005                                 12.94               .20               4.34           4.54              (.23)
October 31, 2004                                 10.98               .12               2.15           2.27              (.31)
October 31, 2003                                  7.43               .11               3.48           3.59              (.04)
October 31, 2002                                  7.05                --(d)             .40            .40              (.02)
----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
Class C
October 31, 2006                                 46.08               .22              15.14          15.36              (.35)
October 31, 2005                                 43.10               .42               6.66           7.08              (.43)
October 31, 2004                                 33.94               .46               9.92          10.38             (1.21)
October 31, 2003                                 26.52              1.11               7.53           8.64             (1.11)
October 31, 2002                                 26.97              1.07               (.01)          1.06             (1.51)
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 46.62               .59              15.36          15.95              (.64)
October 31, 2005                                 43.55               .76               6.74           7.50              (.76)
October 31, 2004                                 34.24               .75              10.04          10.79             (1.47)
October 31, 2003                                 26.72              1.34               7.60           8.94             (1.31)
October 31, 2002                                 27.14              1.32               (.06)          1.26             (1.68)
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 47.03               .73              15.51          16.24              (.76)
October 31, 2005                                 43.90               .88               6.79           7.67              (.87)
October 31, 2004                                 34.51               .87              10.09          10.96             (1.56)
October 31, 2003                                 26.89              1.42               7.67           9.09             (1.36)
October 31, 2002                                 27.31              1.41               (.06)          1.35             (1.77)
----------------------------------------------------------------------------------------------------------------------------------


                                                $
                                          DISTRIBUTIONS        $
                                            FROM NET       RETURN OF
                                          REALIZED GAIN     CAPITAL
----------------------------------------
EMERGING MARKETS FUND
Class C
October 31, 2006                               (.43)           --
October 31, 2005                                 --            --
October 31, 2004                                 --            --
October 31, 2003                                 --            --
October 31, 2002                                 --            --
----------------------------------------
Class E
October 31, 2006                               (.43)           --
October 31, 2005                                 --            --
October 31, 2004                                 --            --
October 31, 2003                                 --            --
October 31, 2002                                 --            --
----------------------------------------
Class S
October 31, 2006                               (.43)           --
October 31, 2005                                 --            --
October 31, 2004                                 --            --
October 31, 2003                                 --            --
October 31, 2002                                 --            --
----------------------------------------
REAL ESTATE SECURITIES FUND
Class C
October 31, 2006                              (4.98)           --
October 31, 2005                              (3.67)           --
October 31, 2004                               (.01)           --
October 31, 2003                               (.11)           --
October 31, 2002                                 --            --
----------------------------------------
Class E
October 31, 2006                              (4.98)           --
October 31, 2005                              (3.67)           --
October 31, 2004                               (.01)           --
October 31, 2003                               (.11)           --
October 31, 2002                                 --            --
----------------------------------------
Class S
October 31, 2006                              (4.98)           --
October 31, 2005                              (3.67)           --
October 31, 2004                               (.01)           --
October 31, 2003                               (.11)           --
October 31, 2002                                 --            --
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 272  Financial Highlights

                                                                                %                   %                   %
                                                              $         RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
          $                $                 %           NET ASSETS,       TO AVERAGE          TO AVERAGE       INVESTMENT INCOME
        TOTAL       NET ASSET VALUE,       TOTAL        END OF PERIOD      NET ASSETS,         NET ASSETS,         TO AVERAGE
    DISTRIBUTIONS    END OF PERIOD       RETURN(B)          (000)           NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)
---------------------------------------------------------------------------------------------------------------------------------
         (.71)            21.17            31.63             44,977           2.68                2.68                  .07
         (.05)            16.73            33.98             33,961           2.74                2.76                  .29
         (.24)            12.52            20.04             20,467           2.83                2.87                  .02
           --             10.68            47.58             12,306           3.09                3.09                  .19
           --              7.22             4.94              5,194           3.12                3.12                (1.08)
---------------------------------------------------------------------------------------------------------------------------------
         (.82)            21.89            32.64             27,862           1.93                1.93                  .83
         (.18)            17.25            34.94             18,855           1.99                2.01                 1.02
         (.29)            12.93            20.88             14,169           2.07                2.12                  .75
         (.01)            10.98            48.39              9,598           2.36                2.37                 1.02
           --              7.41             5.71              6,478           2.38                2.38                 (.29)
---------------------------------------------------------------------------------------------------------------------------------
         (.86)            21.91            33.04          1,092,083           1.68                1.68                 1.06
         (.23)            17.25            35.27            794,086           1.73                1.76                 1.30
         (.31)            12.94            21.22            549,626           1.83                1.87                 1.00
         (.04)            10.98            48.27            386,560           2.11                2.11                 1.30
         (.02)             7.43             5.91            263,563           2.14                2.14                 (.02)
---------------------------------------------------------------------------------------------------------------------------------
        (5.33)            56.11            36.63            110,287           2.07                2.08                  .45
        (4.10)            46.08            17.22             81,876           2.10                2.10                  .95
        (1.22)            43.10            30.97             61,089           2.12                2.12                 1.20
        (1.22)            33.94            33.23             32,784           2.20                2.30                 3.67
        (1.51)            26.52             3.56             15,712           2.19                2.59                 3.74
---------------------------------------------------------------------------------------------------------------------------------
        (5.62)            56.95            37.65             59,768           1.32                1.32                 1.19
        (4.43)            46.62            18.09             40,296           1.35                1.35                 1.71
        (1.48)            43.55            32.00             29,436           1.37                1.37                 1.95
        (1.42)            34.24            34.21             16,651           1.43                1.62                 4.46
        (1.68)            26.72             4.27             10,661           1.46                1.82                 4.54
---------------------------------------------------------------------------------------------------------------------------------
        (5.74)            57.53            38.04          1,903,365           1.07                1.07                 1.46
        (4.54)            47.03            18.35          1,434,109           1.10                1.10                 1.95
        (1.57)            43.90            32.30          1,171,513           1.11                1.11                 2.23
        (1.47)            34.51            34.58            830,448           1.18                1.18                 4.66
        (1.77)            26.89             4.55            598,133           1.19                1.19                 4.82
---------------------------------------------------------------------------------------------------------------------------------


            %
        PORTFOLIO
     TURNOVER RATE(B)
---
           68.52
           71.86
           82.02
           95.13
           90.21
---
           68.52
           71.86
           82.02
           95.13
           90.21
---
           68.52
           71.86
           82.02
           95.13
           90.21
---
           48.64
           63.95
           38.04
           46.09
           67.70
---
           48.64
           63.95
           38.04
           46.09
           67.70
---
           48.64
           63.95
           38.04
           46.09
           67.70
---

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  273

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $                 $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM      DISTRIBUTIONS
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT        FROM NET
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS    INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
SHORT DURATION BOND FUND
Class C
October 31, 2006                                 18.63               .50               .03             .53              (.50)
October 31, 2005                                 19.04               .31              (.40)           (.09)             (.31)
October 31, 2004                                 19.01               .19              (.01)            .18              (.15)
October 31, 2003                                 18.98               .31               .06             .37              (.34)
October 31, 2002                                 19.01               .56               .13             .69              (.72)
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 18.70               .65               .03             .68              (.65)
October 31, 2005                                 19.10               .46              (.41)            .05              (.44)
October 31, 2004                                 19.08               .34              (.01)            .33              (.31)
October 31, 2003                                 19.04               .48               .03             .51              (.47)
October 31, 2002                                 19.02               .77               .06             .83              (.81)
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 18.67               .69               .03             .72              (.69)
October 31, 2005                                 19.07               .51              (.41)            .10              (.49)
October 31, 2004                                 19.05               .38              (.01)            .37              (.35)
October 31, 2003                                 19.01               .52               .03             .55              (.51)
October 31, 2002                                 18.99               .80               .08             .88              (.86)
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND
Class C
October 31, 2006                                 23.80               .81               .05             .86              (.76)
October 31, 2005                                 24.54               .58              (.67)           (.09)             (.53)
October 31, 2004                                 24.49               .41               .58             .99              (.41)
October 31, 2003                                 24.68               .48               .38             .86              (.49)
October 31, 2002                                 24.49               .74               .23             .97              (.78)
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 23.87               .99               .06            1.05              (.94)
October 31, 2005                                 24.62               .76              (.68)            .08              (.71)
October 31, 2004                                 24.56               .60               .58            1.18              (.59)
October 31, 2003                                 24.74               .67               .37            1.04              (.66)
October 31, 2002                                 24.54               .92               .24            1.16              (.96)
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 23.28              1.03               .05            1.08             (1.00)
October 31, 2005                                 24.04               .80              (.67)            .13              (.77)
October 31, 2004                                 24.00               .64               .58            1.22              (.65)
October 31, 2003                                 24.21               .71               .36            1.07              (.72)
October 31, 2002                                 24.03               .97               .23            1.20             (1.02)
----------------------------------------------------------------------------------------------------------------------------------


                                                $
                                          DISTRIBUTIONS        $
                                            FROM NET       RETURN OF
                                          REALIZED GAIN     CAPITAL
----------------------------------------
SHORT DURATION BOND FUND
Class C
October 31, 2006                                --             --
October 31, 2005                              (.01)            --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class E
October 31, 2006                                --             --
October 31, 2005                              (.01)            --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class S
October 31, 2006                                --             --
October 31, 2005                              (.01)            --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
DIVERSIFIED BOND FUND
Class C
October 31, 2006                                --             --
October 31, 2005                              (.12)            --
October 31, 2004                              (.53)            --
October 31, 2003                              (.56)            --
October 31, 2002                                --             --
----------------------------------------
Class E
October 31, 2006                                --             --
October 31, 2005                              (.12)            --
October 31, 2004                              (.53)            --
October 31, 2003                              (.56)            --
October 31, 2002                                --             --
----------------------------------------
Class S
October 31, 2006                                --             --
October 31, 2005                              (.12)            --
October 31, 2004                              (.53)            --
October 31, 2003                              (.56)            --
October 31, 2002                                --             --
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 274  Financial Highlights

                                                                                %                   %                   %
                                                              $         RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
          $                $                 %           NET ASSETS,       TO AVERAGE          TO AVERAGE       INVESTMENT INCOME
        TOTAL       NET ASSET VALUE,       TOTAL        END OF PERIOD      NET ASSETS,         NET ASSETS,         TO AVERAGE
    DISTRIBUTIONS    END OF PERIOD       RETURN(B)          (000)           NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)
---------------------------------------------------------------------------------------------------------------------------------
         (.50)            18.66              2.89            21,840           1.65                1.66                2.71
         (.32)            18.63              (.50)           30,290           1.65                1.66                1.65
         (.15)            19.04               .97            38,427           1.63                1.66                1.00
         (.34)            19.01              1.97            41,644           1.56                1.72                1.63
         (.72)            18.98              3.73            16,294           1.52                1.70                3.08
---------------------------------------------------------------------------------------------------------------------------------
         (.65)            18.73              3.69            26,800            .90                 .91                3.49
         (.45)            18.70               .25            24,851            .90                 .91                2.43
         (.31)            19.10              1.74            23,181            .88                 .91                1.76
         (.47)            19.08              2.70            20,274            .80                 .97                2.52
         (.81)            19.04              4.53            17,516            .77                 .96                4.04
---------------------------------------------------------------------------------------------------------------------------------
         (.69)            18.70              3.95         1,106,946            .65                 .65                3.73
         (.50)            18.67               .51         1,158,439            .65                 .66                2.67
         (.35)            19.07              1.98         1,135,332            .63                 .66                2.01
         (.51)            19.05              2.95           958,064            .56                 .72                2.70
         (.86)            19.01              4.81           599,795            .52                 .71                4.26
---------------------------------------------------------------------------------------------------------------------------------
         (.76)            23.90              3.72            60,670           1.62                1.63                3.43
         (.65)            23.80              (.39)           53,204           1.65                1.66                2.38
         (.94)            24.54              4.16            45,970           1.66                1.66                1.71
        (1.05)            24.49              3.58            36,159           1.69                1.70                1.94
         (.78)            24.68              4.11            26,915           1.66                1.66                3.09
---------------------------------------------------------------------------------------------------------------------------------
         (.94)            23.98              4.52            55,949            .87                 .88                4.19
         (.83)            23.87               .32            49,514            .90                 .91                3.12
        (1.12)            24.62              4.97            43,724            .91                 .91                2.46
        (1.22)            24.56              4.36            34,339            .94                 .94                2.70
         (.96)            24.74              4.90            26,985            .91                 .91                3.85
---------------------------------------------------------------------------------------------------------------------------------
        (1.00)            23.36              4.77         2,023,212            .62                 .63                4.45
         (.89)            23.28               .54         1,570,581            .65                 .66                3.38
        (1.18)            24.04              5.22         1,232,576            .66                 .66                2.71
        (1.28)            24.00              4.63           977,601            .69                 .69                2.95
        (1.02)            24.21              5.18           783,332            .66                 .66                4.11
---------------------------------------------------------------------------------------------------------------------------------


            %
        PORTFOLIO
     TURNOVER RATE(B)
---
          111.57
          202.53
          131.57
          187.92
          163.86
---
          111.57
          202.53
          131.57
          187.92
          163.86
---
          111.57
          202.53
          131.57
          187.92
          163.86
---
          105.80
          225.67
          140.92
          147.44
          156.21
---
          105.80
          225.67
          140.92
          147.44
          156.21
---
          105.80
          225.67
          140.92
          147.44
          156.21
---

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  275

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $                 $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM      DISTRIBUTIONS
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT        FROM NET
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS    INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
MULTISTRATEGY BOND FUND
Class C
October 31, 2006                                 10.31               .35                .03            .38              (.33)
October 31, 2005                                 10.63               .24               (.20)           .04              (.23)
October 31, 2004                                 10.54               .17                .31            .48              (.24)
October 31, 2003                                 10.03               .23                .50            .73              (.22)
October 31, 2002                                 10.20               .30               (.04)           .26              (.43)
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 10.32               .43                .03            .46              (.41)
October 31, 2005                                 10.64               .32               (.20)           .12              (.31)
October 31, 2004                                 10.55               .24                .32            .56              (.32)
October 31, 2003                                 10.03               .31                .50            .81              (.29)
October 31, 2002                                 10.21               .38               (.06)           .32              (.50)
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 10.33               .45                .03            .48              (.43)
October 31, 2005                                 10.65               .35               (.21)           .14              (.33)
October 31, 2004                                 10.56               .27                .31            .58              (.34)
October 31, 2003                                 10.04               .34                .50            .84              (.32)
October 31, 2002                                 10.22               .40               (.05)           .35              (.53)
----------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT BOND FUND
Class C
October 31, 2006                                 21.45               .57                .17            .74              (.56)
October 31, 2005                                 22.03               .51               (.61)          (.10)             (.48)
October 31, 2004                                 21.99               .53                .04            .57              (.53)
October 31, 2003                                 21.94               .58                .07            .65              (.60)
October 31, 2002                                 21.76               .60                .22            .82              (.64)
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 21.52               .73                .17            .90              (.72)
October 31, 2005                                 22.10               .67               (.60)           .07              (.65)
October 31, 2004                                 22.06               .69                .04            .73              (.69)
October 31, 2003                                 21.99               .75                .06            .81              (.74)
October 31, 2002                                 21.81               .78                .18            .96              (.78)
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 21.49               .79                .16            .95              (.77)
October 31, 2005                                 22.07               .72               (.60)           .12              (.70)
October 31, 2004                                 22.03               .75                .03            .78              (.74)
October 31, 2003                                 21.96               .80                .07            .87              (.80)
October 31, 2002                                 21.79               .83                .18           1.01              (.84)
----------------------------------------------------------------------------------------------------------------------------------


                                                $
                                          DISTRIBUTIONS        $
                                            FROM NET       RETURN OF
                                          REALIZED GAIN     CAPITAL
----------------------------------------
MULTISTRATEGY BOND FUND
Class C
October 31, 2006                               (.02)            --
October 31, 2005                               (.13)            --
October 31, 2004                               (.15)            --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------
Class E
October 31, 2006                               (.02)            --
October 31, 2005                               (.13)            --
October 31, 2004                               (.15)            --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------
Class S
October 31, 2006                               (.02)            --
October 31, 2005                               (.13)            --
October 31, 2004                               (.15)            --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------
TAX EXEMPT BOND FUND
Class C
October 31, 2006                                 --             --
October 31, 2005                                 --             --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------
Class E
October 31, 2006                                 --             --
October 31, 2005                                 --             --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------
Class S
October 31, 2006                                 --             --
October 31, 2005                                 --             --
October 31, 2004                                 --             --
October 31, 2003                                 --             --
October 31, 2002                                 --             --
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 276  Financial Highlights

                                                                                %                   %                   %
                                                              $         RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
          $                $                 %           NET ASSETS,       TO AVERAGE          TO AVERAGE       INVESTMENT INCOME
        TOTAL       NET ASSET VALUE,       TOTAL        END OF PERIOD      NET ASSETS,         NET ASSETS,         TO AVERAGE
    DISTRIBUTIONS    END OF PERIOD       RETURN(B)          (000)           NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)
---------------------------------------------------------------------------------------------------------------------------------
         (.35)            10.34              3.80            83,363           1.84                1.86                3.39
         (.36)            10.31               .35            69,427           1.87                1.87                2.31
         (.39)            10.63              4.66            53,573           1.89                1.89                1.58
         (.22)            10.54              7.37            36,397           1.94                1.95                2.22
         (.43)            10.03              2.71            24,569           1.85                1.85                3.08
---------------------------------------------------------------------------------------------------------------------------------
         (.43)            10.35              4.57            51,698           1.09                1.11                4.16
         (.44)            10.32              1.10            38,311           1.12                1.12                3.06
         (.47)            10.64              5.43            31,621           1.14                1.14                2.32
         (.29)            10.55              8.23            20,975           1.18                1.19                3.01
         (.50)            10.03              3.36            14,017           1.17                1.17                3.80
---------------------------------------------------------------------------------------------------------------------------------
         (.45)            10.36              4.82         2,476,704            .84                 .86                4.41
         (.46)            10.33              1.35         1,771,524            .87                 .87                3.32
         (.49)            10.65              5.68         1,284,520            .89                 .89                2.58
         (.32)            10.56              8.49           886,596            .94                 .94                3.22
         (.53)            10.04              3.72           595,577            .92                 .92                4.06
---------------------------------------------------------------------------------------------------------------------------------
         (.56)            21.63              3.50            11,819           1.56                1.56                2.66
         (.48)            21.45              (.46)           10,493           1.53                1.53                2.31
         (.53)            22.03              2.62            10,611           1.53                1.53                2.39
         (.60)            21.99              2.98             8,701           1.56                1.56                2.62
         (.64)            21.94              3.84             7,179           1.56                1.56                2.82
---------------------------------------------------------------------------------------------------------------------------------
         (.72)            21.70              4.26            11,805            .80                 .81                3.41
         (.65)            21.52               .31             8,572            .78                 .78                3.07
         (.69)            22.10              3.38             6,488            .78                 .78                3.14
         (.74)            22.06              3.75             5,849            .81                 .81                3.37
         (.78)            21.99              4.54             5,051            .83                 .83                3.57
---------------------------------------------------------------------------------------------------------------------------------
         (.77)            21.67              4.53           274,438            .55                 .56                3.66
         (.70)            21.49               .55           228,604            .53                 .53                3.31
         (.74)            22.07              3.64           185,587            .53                 .53                3.39
         (.80)            22.03              4.01           144,402            .56                 .56                3.62
         (.84)            21.96              4.77           148,675            .57                 .57                3.84
---------------------------------------------------------------------------------------------------------------------------------


            %
        PORTFOLIO
     TURNOVER RATE(B)
---
          261.90
          196.81
          221.31
          281.71
          252.09
---
          261.90
          196.81
          221.31
          281.71
          252.09
---
          261.90
          196.81
          221.31
          281.71
          252.09
---
           63.34
           43.13
           36.68
           37.46
           39.83
---
           63.34
           43.13
           36.68
           37.46
           39.83
---
           63.34
           43.13
           36.68
           37.46
           39.83
---

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  277

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $                 $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM      DISTRIBUTIONS
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT        FROM NET
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS    INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
TAX-MANAGED LARGE CAP FUND
Class C
October 31, 2006                                 17.68              (.02)              1.96           1.94                --
October 31, 2005                                 16.55               .01               1.14           1.15              (.02)
October 31, 2004                                 15.02              (.06)              1.59           1.53                --
October 31, 2003                                 12.61              (.04)              2.45           2.41                --
October 31, 2002                                 15.60              (.06)             (2.93)         (2.99)               --
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 18.09               .11               2.02           2.13              (.10)
October 31, 2005                                 16.93               .15               1.15           1.30              (.14)
October 31, 2004                                 15.30               .06               1.63           1.69              (.06)
October 31, 2003                                 12.83               .06               2.50           2.56              (.09)
October 31, 2002                                 15.78               .05              (2.95)         (2.90)             (.05)
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 18.16               .17               2.02           2.19              (.14)
October 31, 2005                                 16.99               .20               1.15           1.35              (.18)
October 31, 2004                                 15.34               .10               1.63           1.73              (.08)
October 31, 2003                                 12.87               .10               2.48           2.58              (.11)
October 31, 2002                                 15.81               .09              (2.95)         (2.86)             (.08)
----------------------------------------------------------------------------------------------------------------------------------
TAX-MANAGED MID & SMALL CAP FUND
Class C
October 31, 2006                                 11.59              (.14)              1.77           1.63                --
October 31, 2005                                 10.17              (.12)              1.54           1.42                --
October 31, 2004                                  9.33              (.13)               .97            .84                --
October 31, 2003                                  7.12              (.08)              2.29           2.21                --
October 31, 2002                                  7.88              (.09)              (.67)          (.76)               --
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 12.13              (.05)              1.85           1.80                --
October 31, 2005                                 10.56              (.04)              1.61           1.57                --
October 31, 2004                                  9.62              (.06)              1.00            .94                --
October 31, 2003                                  7.28              (.02)              2.36           2.34                --
October 31, 2002                                  8.00              (.03)              (.69)          (.72)               --
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 12.27              (.01)              1.87           1.86                --
October 31, 2005                                 10.65              (.01)              1.63           1.62                --
October 31, 2004                                  9.68              (.03)              1.00            .97                --
October 31, 2003                                  7.31                --(d)            2.37           2.37                --
October 31, 2002                                  8.02              (.01)              (.69)          (.70)             (.01)
----------------------------------------------------------------------------------------------------------------------------------


                                                $
                                          DISTRIBUTIONS        $
                                            FROM NET       RETURN OF
                                          REALIZED GAIN     CAPITAL
----------------------------------------
TAX-MANAGED LARGE CAP FUND
Class C
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class E
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class S
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
TAX-MANAGED MID & SMALL CAP FUND
Class C
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class E
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class S
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 278  Financial Highlights

                                                                                %                   %                   %
                                                              $         RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
          $                $                 %           NET ASSETS,       TO AVERAGE          TO AVERAGE       INVESTMENT INCOME
        TOTAL       NET ASSET VALUE,       TOTAL        END OF PERIOD      NET ASSETS,         NET ASSETS,         TO AVERAGE
    DISTRIBUTIONS    END OF PERIOD       RETURN(B)          (000)           NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)
---------------------------------------------------------------------------------------------------------------------------------
           --             19.62             10.97            19,112           1.92                1.92                 (.13)
         (.02)            17.68              6.94            16,955           1.91                1.91                  .08
           --             16.55             10.19            13,304           1.92                1.92                 (.38)
           --             15.02             19.11            10,022           1.94                1.94                 (.30)
           --             12.61            (19.17)            7,740           1.91                1.91                 (.40)
---------------------------------------------------------------------------------------------------------------------------------
         (.10)            20.12             11.82            12,726           1.17                1.17                  .60
         (.14)            18.09              7.72             8,695           1.16                1.16                  .84
         (.06)            16.93             11.05             5,991           1.17                1.17                  .37
         (.09)            15.30             20.04             4,743           1.19                1.19                  .46
         (.05)            12.83            (18.47)            2,618           1.16                1.16                  .36
---------------------------------------------------------------------------------------------------------------------------------
         (.14)            20.21             12.12           458,002            .92                 .92                  .87
         (.18)            18.16              7.98           386,605            .90                 .91                 1.12
         (.08)            16.99             11.33           342,640            .92                 .92                  .62
         (.11)            15.34             20.24           307,458            .94                 .94                  .71
         (.08)            12.87            (18.21)          345,335            .91                 .91                  .58
---------------------------------------------------------------------------------------------------------------------------------
           --             13.22             14.06            11,975           2.25                2.35                (1.09)
           --             11.59             13.96             9,295           2.24                2.37                (1.06)
           --             10.17              9.00             6,041           2.25                2.34                (1.33)
           --              9.33             31.04             5,025           2.25                2.49                (1.06)
           --              7.12             (9.65)            3,450           2.25                2.53                (1.12)
---------------------------------------------------------------------------------------------------------------------------------
           --             13.93             14.84             2,523           1.50                1.60                 (.34)
           --             12.13             14.87             1,663           1.48                1.62                 (.32)
           --             10.56              9.77             1,279           1.50                1.59                 (.58)
           --              9.62             32.14               850           1.50                1.74                 (.31)
           --              7.28             (9.00)              885           1.50                1.78                 (.37)
---------------------------------------------------------------------------------------------------------------------------------
           --             14.13             15.16           198,081           1.25                1.35                 (.09)
           --             12.27             15.21           156,596           1.22                1.38                 (.06)
           --             10.65             10.02           123,045           1.25                1.34                 (.32)
           --              9.68             32.42           106,738           1.25                1.49                 (.06)
         (.01)             7.31             (8.77)           82,523           1.25                1.53                 (.13)
---------------------------------------------------------------------------------------------------------------------------------


            %
        PORTFOLIO
     TURNOVER RATE(B)
---
           60.63
           42.92
           32.15
          127.47
           65.39
---
           60.63
           42.92
           32.15
          127.47
           65.39
---
           60.63
           42.92
           32.15
          127.47
           65.39
---
           54.34
           57.90
          203.33
           81.91
           89.13
---
           54.34
           57.90
          203.33
           81.91
           89.13
---
           54.34
           57.90
          203.33
           81.91
           89.13
---

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  279

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $                 $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM      DISTRIBUTIONS
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT        FROM NET
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS    INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
SELECT GROWTH FUND
Class C
October 31, 2006                                 7.45               (.09)               .48            .39               --
October 31, 2005                                 6.85               (.08)               .68            .60               --
October 31, 2004                                 6.85               (.11)               .11             --               --
October 31, 2003                                 5.23               (.09)              1.71           1.62               --
October 31, 2002                                 6.65               (.10)             (1.32)         (1.42)              --
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 7.76               (.03)               .52            .49               --
October 31, 2005                                 7.08               (.01)               .69            .68               --
October 31, 2004                                 7.03               (.05)               .10            .05               --
October 31, 2003                                 5.31               (.04)              1.76           1.72               --
October 31, 2002                                 6.68               (.04)             (1.33)         (1.37)              --
----------------------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2006                                 7.91                .01                .52            .53               --(d)
October 31, 2005                                 7.19                .01                .71            .72               --
October 31, 2004                                 7.10               (.02)               .11            .09               --
October 31, 2003                                 5.35               (.02)              1.77           1.75               --
October 31, 2002                                 6.71               (.02)             (1.34)         (1.36)              --
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 7.87               (.01)               .52            .51               --
October 31, 2005                                 7.15                 --(d)             .72            .72               --
October 31, 2004                                 7.08               (.03)               .10            .07               --
October 31, 2003                                 5.34               (.02)              1.76           1.74               --
October 31, 2002                                 6.71               (.02)             (1.35)         (1.37)              --
----------------------------------------------------------------------------------------------------------------------------------


                                                $
                                          DISTRIBUTIONS        $
                                            FROM NET       RETURN OF
                                          REALIZED GAIN     CAPITAL
----------------------------------------
SELECT GROWTH FUND
Class C
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class E
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class I
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class S
October 31, 2006                                --             --
October 31, 2005                                --             --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 280  Financial Highlights

                                                                                %                   %                   %
                                                              $         RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
          $                $                 %           NET ASSETS,       TO AVERAGE          TO AVERAGE       INVESTMENT INCOME
        TOTAL       NET ASSET VALUE,       TOTAL        END OF PERIOD      NET ASSETS,         NET ASSETS,         TO AVERAGE
    DISTRIBUTIONS    END OF PERIOD       RETURN(B)          (000)           NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)
---------------------------------------------------------------------------------------------------------------------------------
           --              7.84              5.23             9.764           2.22                2.27                (1.20)
           --              7.45              8.76             8,149           2.23                2.32                (1.15)
           --              6.85              (.15)            5,942           2.25                2.50                (1.53)
           --              6.85             31.17             3,265           2.20                2.74                (1.57)
           --              5.23            (21.35)            1,341           2.11                2.82                (1.53)
---------------------------------------------------------------------------------------------------------------------------------
           --              8.25              6.31             6.590           1.36                1.42                 (.34)
           --              7.76              9.60             4,255           1.28                1.40                 (.15)
           --              7.08               .71             5,749           1.36                1.54                 (.65)
           --              7.03             32.39             4,865           1.26                1.79                 (.62)
           --              5.31            (20.51)            2,814           1.16                1.87                 (.58)
---------------------------------------------------------------------------------------------------------------------------------
           --              8.44              6.75            90,953            .95                1.13                  .07
           --              7.91             10.17           112,112            .92                1.08                  .12
           --              7.19              1.13            60,006            .95                1.20                 (.23)
           --              7.10             32.71            32,003            .93                1.58                 (.31)
           --              5.35            (20.27)           18,150            .89                1.65                 (.31)
---------------------------------------------------------------------------------------------------------------------------------
           --              8.38              6.48            71,433           1.15                1.21                 (.13)
           --              7.87             10.07            57,324           1.06                1.18                  .04
           --              7.15               .99            51,569           1.09                1.27                 (.38)
           --              7.08             32.58            42,421           1.03                1.56                 (.40)
           --              5.34            (20.42)           24,389            .97                1.68                 (.39)
---------------------------------------------------------------------------------------------------------------------------------


            %
        PORTFOLIO
     TURNOVER RATE(B)
---
          148.35
          127.68
          134.00
          149.76
          212.37
---
          148.35
          127.68
          134.00
          149.76
          212.37
---
          148.35
          127.68
          134.00
          149.76
          212.37
---
          148.35
          127.68
          134.00
          149.76
          212.37
---

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  281

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $                 $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM      DISTRIBUTIONS
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT        FROM NET
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS    INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
SELECT VALUE FUND
Class C
October 31, 2006                                 11.27               .01               1.83           1.84             (.03)
October 31, 2005                                 10.15              (.02)              1.16           1.14             (.01)
October 31, 2004                                  8.97              (.03)              1.22           1.19             (.01)
October 31, 2003                                  7.41              (.01)              1.58           1.57             (.01)
October 31, 2002                                  8.51              (.02)             (1.07)         (1.09)            (.01)
----------------------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 11.43               .11               1.87           1.98             (.11)
October 31, 2005                                 10.28               .09               1.16           1.25             (.09)
October 31, 2004                                  9.05               .05               1.23           1.28             (.05)
October 31, 2003                                  7.46               .06               1.58           1.64             (.05)
October 31, 2002                                  8.53               .06              (1.07)         (1.01)            (.06)
----------------------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2006                                 11.46               .15               1.87           2.02             (.15)
October 31, 2005                                 10.30               .13               1.17           1.30             (.13)
October 31, 2004                                  9.07               .10               1.22           1.32             (.09)
October 31, 2003                                  7.46               .08               1.61           1.69             (.08)
October 31, 2002                                  8.54               .08              (1.07)          (.99)            (.09)
----------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 11.44               .13               1.87           2.00             (.13)
October 31, 2005                                 10.29               .11               1.16           1.27             (.11)
October 31, 2004                                  9.05               .08               1.24           1.32             (.08)
October 31, 2003                                  7.45               .07               1.60           1.67             (.07)
October 31, 2002                                  8.53               .07              (1.07)         (1.00)            (.08)
----------------------------------------------------------------------------------------------------------------------------------


                                                $
                                          DISTRIBUTIONS        $
                                            FROM NET       RETURN OF
                                          REALIZED GAIN     CAPITAL
----------------------------------------
SELECT VALUE FUND
Class C
October 31, 2006                              (.64)            --
October 31, 2005                              (.01)            --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class E
October 31, 2006                              (.64)            --
October 31, 2005                              (.01)            --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class I
October 31, 2006                              (.64)            --
October 31, 2005                              (.01)            --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------
Class S
October 31, 2006                              (.64)            --
October 31, 2005                              (.01)            --
October 31, 2004                                --             --
October 31, 2003                                --             --
October 31, 2002                                --             --
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 282  Financial Highlights

                                                                                %                   %                   %
                                                              $         RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
          $                $                 %           NET ASSETS,       TO AVERAGE          TO AVERAGE       INVESTMENT INCOME
        TOTAL       NET ASSET VALUE,       TOTAL        END OF PERIOD      NET ASSETS,         NET ASSETS,         TO AVERAGE
    DISTRIBUTIONS    END OF PERIOD       RETURN(B)          (000)           NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)
---------------------------------------------------------------------------------------------------------------------------------
         (.67)            12.44             17.01            26,168           2.11                2.11                 .08
         (.02)            11.27             11.23            21,228           2.18                2.20                (.18)
         (.01)            10.15             13.24            16,834           2.25                2.32                (.31)
         (.01)             8.97             21.19             9,972           2.15                2.42                (.12)
         (.01)             7.41            (12.82)            2,061           2.00                2.40                (.27)
---------------------------------------------------------------------------------------------------------------------------------
         (.75)            12.66             18.15            10,871           1.27                1.27                 .91
         (.10)            11.43             12.14             8,770           1.25                1.30                 .78
         (.05)            10.28             14.31             9,167           1.39                1.39                 .55
         (.05)             9.05             22.01             7,778           1.21                1.48                 .77
         (.06)             7.46            (11.86)            3,314           1.04                1.43                 .70
---------------------------------------------------------------------------------------------------------------------------------
         (.79)            12.69             18.47           131,494            .94                 .94                1.26
         (.14)            11.46             12.63           135,759            .86                 .91                1.14
         (.09)            10.30             14.77           102,397            .95                 .95                1.00
         (.08)             9.07             22.60            74,600            .90                1.23                1.12
         (.09)             7.46            (11.72)           35,169            .79                1.22                 .95
---------------------------------------------------------------------------------------------------------------------------------
         (.77)            12.67             18.32           253,586           1.09                1.10                1.09
         (.12)            11.44             12.36           198,551           1.07                1.10                 .95
         (.08)            10.29             14.61           173,635           1.10                1.10                 .84
         (.07)             9.05             22.53           128,383           1.01                1.28                1.03
         (.08)             7.45            (11.78)           31,806            .87                1.27                 .86
---------------------------------------------------------------------------------------------------------------------------------


            %
        PORTFOLIO
     TURNOVER RATE(B)
---
           86.60
           84.74
           96.07
          105.71
           92.95
---
           86.60
           84.74
           96.07
          105.71
           92.95
---
           86.60
           84.74
           96.07
          105.71
           92.95
---
           86.60
           84.74
           96.07
          105.71
           92.95
---

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  283

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL HIGHLIGHTS -- OCTOBER 31, 2006

--------------------------------------------------------------------------------
(a)   Average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for periods less than one year are annualized.
(d)   Less than $.01 per share.
(e) May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.
(f) The annualized net expense ratio is 1.97% not including the dividends from securities sold short as contractually agreed by the Adviser.
(g) The annualized net expense ratio is 1.22% not including the dividends from securities sold short as contractually agreed by the Adviser.
(h) The annualized net expense ratio is .96% not including the dividends from securities sold short as contractually agreed by the Adviser.

See accompanying notes which are an integral part of the financial statements.

 284  Notes to Financial Highlights

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006

--------------------------------------------------------------------------------
1. ORGANIZATION

   Russell Investment Company (the "Investment Company" or "RIC") is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on fourteen of these Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002. The Investment Company's master trust agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

   On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company and Frank Russell Investment Management Company changed its name to Russell Investment Management Company ("RIMCo").

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

   Security Valuation

   The Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to RIMCo.

   Ordinarily, the Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

   - US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

   - US over-the-counter equities: Official closing price; last bid price if no closing price;

   - Listed ADRs/GDRs: Last sale price; last bid price if no sales;

   - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

   - Futures: Settlement price.

   - Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

   - The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

   - Equity securities traded on a national securities foreign exchange or an over the counter market (foreign or domestic) are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

   If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security's fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Fund's Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would

                                              Notes to Financial Statements  285

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

   This policy is intended to assure that the Funds' net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund's net asset value. RIC Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. RIC Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. RIC Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

   Because foreign securities can trade on non-business days, the net asset value of a Fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

   In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds financial statement disclosure.

   Investment Transactions

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

   Investment Income

   Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

   Federal Income Taxes

   Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income or excise tax provision was required for the Funds.

   In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

 286  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Dividends and Distributions to Shareholders

   For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

   DECLARED                            PAYABLE                                 FUNDS
   ----------------------------------------------------------------------------------------------
   Monthly                Early in the following month            Tax-Exempt Bond,
                                                                  Diversified Bond and
                                                                  Multistrategy Bond Funds
   Quarterly              April, July, October and December       Diversified Equity,
                                                                  Quantitative Equity,
                                                                  Real Estate Securities,
                                                                  Short Duration Bond and
                                                                  Select Value Funds
   Annually               Mid-December                            Special Growth,
                                                                  International Securities,
                                                                  Emerging Markets,
                                                                  Tax-Managed Large Cap,
                                                                  Tax-Managed Mid & Small Cap and
                                                                  Select Growth Funds

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

   Expenses

   The Funds will pay their own expenses other than those expressly assumed by Russell Investment Management Company ("RIMCo" or "Adviser"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

   Class Allocation

   The Funds presented herein offer the following classes of shares: Class C, Class E, Class I and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   Foreign Currency Translations

   The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

   (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

   (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

   Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign

                                              Notes to Financial Statements  287

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

   The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

   Capital Gains Taxes

   The International Securities Fund and Emerging Markets Fund may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds have recorded a deferred tax liability in respect of the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2006. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Asset and Liabilities for the Funds. The amounts related to capital gains taxes are included in net realized gain (loss) on investments in the Statements of Operations for the Funds.

                                             DEFERRED TAX          CAPITAL GAINS
   FUNDS                                       LIABILITY               TAXES
   --------------------------------------------------------------------------------
   International Securities               $            23,923   $            26,472
   Emerging Markets                                 1,303,228             1,117,018

   Derivatives

   To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, swaptions, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

   The Funds typically use derivatives in two ways: hedging and return enhancement. The Funds may use a hedging strategy for their cash reserves to achieve a strategy of being fully invested by exposing those reserves to the performance of appropriate markets by purchasing equity or fixed income securities, as appropriate, and/or derivatives. Hedging is also used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   Foreign Currency Exchange Contracts

   In connection with portfolio purchases and sales of securities denominated in a foreign currency, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The International Securities Fund may enter into forward foreign currency overlays on liquidity reserve balances. Additionally, from time to time the International Securities, Emerging Markets, Short Duration Bond, Diversified Bond and Multistrategy Bond Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at October 31, 2006 are presented on the Schedule of Investments for the applicable Funds.

   Forward Commitments

   The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities

 288  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

   Loan Agreements

   The Diversified Bond Fund and Multistrategy Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the period ended October 31, 2006, there were no unfunded loan commitments in the Diversified Bond Fund or Multistrategy Bond Fund.

   Options

   The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

   When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

   Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

   The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

   Futures Contracts

   The Funds presented herein may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as

                                              Notes to Financial Statements  289

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of October 31, 2006, included in the Statement of Assets and Liabilities, the Multistrategy Bond Fund had cash collateral balances of $103,587 and the International Securities Fund had cash collateral balances of $6,986,823 in connection with futures contracts purchased (sold).

   Swap Agreements

   The Funds may enter into several different types of agreements including interest rate, index, credit default and currency swaps.

   The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Funds' investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e. a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties.

   The Short Duration Bond, Diversified Bond, Multistrategy Bond and International Securities Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

   Interest rate swaps are a counterparty agreement and can be customized to meet each parties needs and involves the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

   The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

   Short Sales

   The Quantitative Equity Fund may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of

 290  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

   Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker's benefit at the Fund's custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will:
   (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short.) As of October 31, 2006, $512,688,999 was held as collateral.

   Investments in Emerging Markets

   Investing in emerging markets may involve special risks and considerations for the Emerging Markets Fund and International Securities Fund not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

   Guarantees

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

   Mortgage-Related and Other Asset-Backed Securities

   The Fund may invest in mortgage or other asset-backed securities. Theses securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

   One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). Payments received for the IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

   Inflation-Indexed Bonds

   The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

                                              Notes to Financial Statements  291

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

   Securities

   During the period ended October 31, 2006, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

FUNDS                         PURCHASES             SALES
---------------------------------------------------------------
Diversified Equity        $   3,556,912,911   $   2,939,121,967
Special Growth                1,591,757,939       1,542,213,248
Quantitative Equity           4,045,320,239       3,393,203,355
International Securities      2,507,466,030       2,120,432,348
Emerging Markets                708,055,661         669,426,536
Real Estate Securities          836,281,515         857,200,817
Short Duration Bond             559,999,439         621,526,376
Diversified Bond              1,143,543,599         758,632,425

---------------------------------------------------------------
FUNDS                         PURCHASES             SALES
Multistrategy Bond        $   3,446,180,376   $   2,720,576,030
Tax Exempt Bond                 215,308,035         161,016,688
Tax-Managed Large Cap           287,193,291         260,192,247
Tax-Managed Mid & Small
   Cap                          111,882,619          98,439,339
Select Growth                   256,873,072         266,151,384
Select Value                    313,994,264         312,353,848

   Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

   FUNDS                                       PURCHASES               SALES
   --------------------------------------------------------------------------------
   Short Duration Bond                    $       395,895,466   $       434,294,615
   Diversified Bond                             1,203,283,305         1,147,454,473
   Multistrategy Bond                           2,328,960,837         2,258,515,336

   Written Options Contracts
   Transactions in written options contracts for the period ended October 31, 2006 for the following Funds were as follows:

                                               INTERNATIONAL SECURITIES FUND                     EMERGING MARKETS FUND
                                         ------------------------------------------    ------------------------------------------
                                              NUMBER OF              PREMIUMS               NUMBER OF              PREMIUMS
                                              CONTRACTS              RECEIVED               CONTRACTS              RECEIVED
   ------------------------------------------------------------------------------------------------------------------------------
   Outstanding October 31, 2005                           40    $           173,744                    286    $           723,862
   Opened                                              2,152             10,440,675                  3,764              4,942,625
   Closed                                             (1,757)            (8,610,763)                (3,424)            (4,838,058)
   Expired                                               (19)              (117,016)                    --                     --
                                         -------------------    -------------------    -------------------    -------------------
   Outstanding October 31, 2006                          416    $         1,886,640                    626    $           828,429
                                         ===================    ===================    ===================    ===================

                                                  SHORT DURATION BOND FUND                       DIVERSIFIED BOND FUND
                                         ------------------------------------------    ------------------------------------------
                                              NUMBER OF              PREMIUMS               NUMBER OF              PREMIUMS
                                              CONTRACTS              RECEIVED               CONTRACTS              RECEIVED
   ------------------------------------------------------------------------------------------------------------------------------
   Outstanding October 31, 2005                          160    $           321,656                    377    $           169,060
   Opened                                                267                795,465                  2,650                973,613
   Closed                                                 (4)               (69,050)                (1,432)              (655,502)
   Expired                                                (8)              (274,756)                  (878)              (278,842)
                                         -------------------    -------------------    -------------------    -------------------
   Outstanding October 31, 2006                          415    $           773,315                    717    $           208,329
                                         ===================    ===================    ===================    ===================

 292  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

                                                     MULTISTRATEGY BOND FUND
                                            ------------------------------------------
                                                 NUMBER OF              PREMIUMS
                                                 CONTRACTS              RECEIVED
   -----------------------------------------------------------------------------------
   Outstanding October 31, 2005                             535    $           563,340
   Opened                                                 3,760              3,118,674
   Closed                                                (1,664)              (998,144)
   Expired                                               (1,462)              (688,571)
                                            -------------------    -------------------
   Outstanding October 31, 2006                           1,169    $         1,995,299
                                            ===================    ===================

   Securities Lending

   The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in money market funds is included in the Schedules of Investments. The collateral received is recorded on a lending Fund's statement of assets and liabilities along with the related obligation to return the collateral.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

   As of October 31, 2006, the non-cash collateral received for the securities on loan in the following funds was:

                                     NON-CASH COLLATERAL              NON-CASH COLLATERAL
   FUNDS                                    VALUE                           HOLDING
   ---------------------------------------------------------------------------------------------
   Special Growth                     $          12,324        Pool of US Government Securities
   International Securities                   7,365,019        Pool of US Government Securities
   Quantitative Equity                        3,822,796        Pool of US Government Securities

4. RELATED PARTIES

   Adviser and Administrator

   RIMCo advises and administers all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Russell Investment Group (a subsidiary of The Northwestern Mutual Life Insurance Company). Russell Investment Group provides money manager evaluation services to RIMCo.

   The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) and also may invest a portion of the collateral received from the Investment Company's securities lending program, in the Investment Company's Money Market and Tax Free Money Market Funds (two of the Funds of the Investment Company not presented herein). As of October 31, 2006, $1,550,881,737 of the Money Market Fund's net assets and $5,514,848 of the Tax Free Money Market Fund's net assets represents investments by the Funds presented herein and $487,373,370 of the Money Market Funds' net assets represents the investments of other RIC Funds not presented herein.

   Effective August 1, 2006, the funds adopted new rules under the Investment Company Act of 1940 that addresses the ability of an investment company ("fund") to acquire shares of another fund. As of this date, the Adviser has agreed to rebate back to the

                                              Notes to Financial Statements  293

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Funds, the amount that was permitted to invest their cash reserves (cash awaiting investment and collateral received from the Securities Lending Program). The amounts for the period ended October 31, 2006 are as follows:

FUNDS                                         AMOUNT
----------------------------------------------------------
Diversified Equity                       $          74,342
Special Growth                                      43,857
Quantitative Equity                                 42,153
International Securities                           112,370
Emerging Markets                                    16,143
Real Estate Securities                              26,316
Short Duration Bond                                 19,010

----------------------------------------------------------
FUNDS                                         AMOUNT
Diversified Bond                         $          75,088
Multistrategy Bond                                 123,877
Tax Exempt Bond                                      3,701
Tax-Managed Large Cap                                6,231
Tax-Managed Mid & Small Cap                          9,607
Select Growth                                        3,933
Select Value                                         7,879

 294  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   The advisory and administrative fees are based upon the average daily net assets of each Fund and the rates specified in the table below, are payable monthly and total $146,731,559 and $10,140,266 respectively, for the period ended October 31, 2006.

                                         ANNUAL RATE
                               -------------------------------
FUNDS                             ADVISER       ADMINISTRATOR
--------------------------------------------------------------
Special Growth                       .90%             .05%
Emerging Markets                    1.15              .05
Real Estate Securities               .80              .05
Short Duration Bond                  .45              .05
Diversified Bond                     .40              .05
Multistrategy Bond                   .60              .05

--------------------------------------------------------------
                                         ANNUAL RATE
                               -------------------------------
FUNDS                             ADVISER       ADMINISTRATOR
Tax Exempt Bond                      .30%             .05%
Tax-Managed Large Cap                .70              .05
Tax-Managed Mid & Small Cap          .98              .05
Select Growth                        .80              .05
Select Value                         .70              .05

   For the Diversified Equity Fund, the Quantitative Equity Fund and the International Securities Fund, the advisory fee is based on the asset levels of the Funds. The advisory fee rates for these Funds are as follows:

                                             DIVERSIFIED EQUITY                QUANTITATIVE EQUITY
                                                 ANNUAL RATE                       ANNUAL RATE
                                       -------------------------------   -------------------------------
   AVERAGE DAILY NET ASSETS               ADVISORY      ADMINISTRATOR       ADVISORY      ADMINISTRATOR
   -----------------------------------------------------------------------------------------------------
   First $2 Billion                          .73%             .05%             .73%             .05%
   Next $3 Billion                           .72              .05              .72              .05
   Over $5 Billion                           .70              .05              .70              .05

                                          INTERNATIONAL SECURITIES
                                                 ANNUAL RATE
                                       -------------------------------
   AVERAGE DAILY NET ASSETS               ADVISORY      ADMINISTRATOR
   ----------------------------------
   First $2 Billion                          .90%             .05%
   Next $3 Billion                           .89              .05
   Over $5 Billion                           .87              .05

   For the Tax-Managed Mid & Small Cap Fund, RIMCo has contractually agreed to waive, at least until February 28, 2007, up to the full amount of its 1.03% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 1.25% of the average daily net assets of that Fund on an annual basis. Fund-level expenses for the Tax-Managed Mid & Small Cap Fund do not include 12b-1 fees or shareholder servicing fees. The total amount of the waiver for the period ended October 31, 2006 was $178,899. There were no reimbursements for the period ended October 31, 2006.

   For the Select Growth Fund, RIMCo has contractually agreed to waive, at least until February 28, 2007, up to the full amount of its transfer agency fees, administrative fees, and advisory fees to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory or administrative fees is required for any class of shares of the Fund, advisory or administrative fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expense for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. The total amount of the waiver for the period ended October 31, 2006 was $234,128. There were no contractual reimbursements for the period ended October 31, 2006.

   For the Select Value Fund, RIMCo has contractually agreed to waive, at least until February 28, 2007, up to the full amount of its transfer agency fees, administrative fees, and advisory fees to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory or administrative fees is required for any class of shares of the Fund, advisory or administrative fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expense for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. There were no waivers or reimbursements for the period ended October 31, 2006.

   The Adviser does not have the ability to recover amounts waived or reimbursed from previous periods.

   Custodian

   The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period ended October 31, 2006, the Fund's

                                              Notes to Financial Statements  295

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statement of Operations:

                                              AMOUNT
FUNDS                                          PAID
----------------------------------------------------------
Diversified Equity                       $          12,590
Special Growth                                       8,195
Quantitative Equity                                  9,855
International Securities                             9,270
Emerging Markets                                    16,797
Real Estate Securities                               5,727
Short Duration Bond                                 37,100

----------------------------------------------------------
                                              AMOUNT
FUNDS                                          PAID
Diversified Bond                         $          63,482
Multistrategy Bond                                 127,578
Tax Exempt Bond                                      2,194
Tax-Managed Large Cap                                  750
Tax-Managed Mid & Small Cap                            931
Select Growth                                        1,274
Select Value                                           913

   Transfer agent

   RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds presented herein for the period ended October 31, 2006 were $31,181,592.

   Distributor and Shareholder Servicing

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to Russell Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of RIMCo, or any Selling Agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of a Fund's Class C shares on an annual basis.

   In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund's Class C and Class E shares on an annual basis.

   Pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"), the asset-based sales charges on Shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the NASD.

   Brokerage Commissions

   The Funds will effect transactions through Russell Implementation Services, Inc. ("RIS") and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers, (ii) to generate commission rebates to the Funds on whose behalf the trades were made, (iii) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (iv) to execute portfolio securities transactions selected by money managers. Effective January 1, 2006, the Funds began transitioning trades used to obtain research services and to generate commission rebates from RIS and LJR (as defined and described more fully below). During the transition, some of these trades may continue to be executed through RIS. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds' money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through RIS and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through RIS based upon asset class, investment style and other factors. Research services provided to RIMCo by RIS or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the

 296  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by non-affiliated brokers.

   Effective January 1, 2006, the Funds began effecting transactions though Lynch, Jones & Ryan, Inc. ("LJR") and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds' money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will be generally obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

   RIS, LJR or other brokers also may rebate to the Funds a portion of commissions earned on certain trading by the Funds through RIS, LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo's research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

   Amounts retained by RIS for the period ended October 31, 2006 were as follows:

FUNDS                                         AMOUNT
-----------------------------------------------------------
Diversified Equity                     $             20,215
Special Growth                                        5,950
Quantitative Equity                                   2,017
International Securities                              4,441
Emerging Markets                                      3,174

-----------------------------------------------------------
FUNDS                                         AMOUNT
Real Estate Securities                 $              1,587
Tax-Managed Mid & Small Cap                             377
Select Growth                                           944
Select Value                                          2,601

   Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Adviser.

   Accrued fees payable to affiliates as October 31, 2006 were as follows:

                            DIVERSIFIED       SPECIAL       QUANTITATIVE    INTERNATIONAL      EMERGING      REAL ESTATE
                               EQUITY          GROWTH          EQUITY        SECURITIES        MARKETS        SECURITIES
   ----------------------------------------------------------------------------------------------------------------------
   Advisory fees            $  2,322,907    $    897,435    $  2,396,733    $  2,642,442     $  1,106,525    $  1,374,607
   Administration fees           158,230          49,858         163,225         146,212           48,111          85,913
   Distribution fees              96,216          42,391          98,609          98,952           28,093          69,000
   Shareholder servicing
      fees                        46,545          19,414          48,125          48,055           15,071          34,998
   Transfer agent fees           912,569         377,613         941,093         844,528          366,102         597,174
   Trustee fees                    8,873           2,992           9,150           8,192            2,959           4,774
                            ------------    ------------    ------------    ------------     ------------    ------------
                            $  3,545,340    $  1,389,703    $  3,656,935    $  3,788,381     $  1,566,861    $  2,166,466
                            ============    ============    ============    ============     ============    ============

                          SHORT DURATION
                               BOND
   ---------------------
   Advisory fees           $    433,288
   Administration fees           48,143
   Distribution fees             13,854
   Shareholder servicing
      fees                       10,198
   Transfer agent fees          187,876
   Trustee fees                   3,443
                           ------------
                           $    696,802
                           ============

                                              Notes to Financial Statements  297

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

                            DIVERSIFIED     MULTISTRATEGY     TAX EXEMPT     TAX MANAGED       TAX MANAGED         SELECT
                                BOND            BOND             BOND         LARGE CAP      MID & SMALL CAP       GROWTH
   -------------------------------------------------------------------------------------------------------------------------
   Advisory fees            $    711,109    $  1,227,367     $     74,699    $    288,583     $    178,829      $    118,708
   Administration fees            88,889         108,079           12,438          20,611            4,907             7,278
   Distribution fees              37,917          52,629            7,217          11,817            7,451             6,181
   Shareholder servicing
      fees                        24,689          28,346            4,795           6,562            3,004             3,448
   Transfer agent fees           458,237         628,376           48,630          79,248           55,721            37,674
   Trustee fees                    5,204           6,055              759           1,297              556               563
                            ------------    ------------     ------------    ------------     ------------      ------------
                            $  1,326,045    $  2,050,852     $    148,538    $    408,118     $    250,468      $    173,852
                            ============    ============     ============    ============     ============      ============

                             SELECT
                             VALUE
   ---------------------
   Advisory fees          $    253,189
   Administration fees          17,674
   Distribution fees            16,753
   Shareholder servicing
      fees                       7,842
   Transfer agent fees         122,534
   Trustee fees                  1,083
                          ------------
                          $    419,075
                          ============

   Board of Trustees

   The Russell Fund Complex consists of Russell Investment Company, which has 34 Funds, and Russell Investment Funds ("RIF"), which has five Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 ($5,000 prior to January 1, 2006) for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees' out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair and Investment Committee chair were each paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

5. FEDERAL INCOME TAXES

   At October 31, 2006, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

   FUNDS                                      10/31/07           10/31/08           10/31/09           10/31/10
   ----------------------------------------------------------------------------------------------------------------
   Short Duration Bond                    $             --   $             --   $             --   $             --
   Diversified Bond                                     --                 --                 --                 --
   Multistrategy Bond                                   --                 --                 --                 --
   Tax Exempt Bond                                      --            682,095                 --                 --
   Tax-Managed Large Cap                                --                 --         18,201,536         59,069,223
   Select Growth                                        --                 --                 --          9,306,293
   Select Value                                  3,596,153            451,724          2,362,680            362,611

   FUNDS                                      10/31/11           10/31/12           10/31/13           10/31/14
   ----------------------------------------------------------------------------------------------------------------
   Short Duration Bond                    $             --   $             --   $     10,268,501   $      7,439,440
   Diversified Bond                                     --                 --          4,923,732         16,820,169
   Multistrategy Bond                                   --                 --                 --         14,540,672
   Tax Exempt Bond                                      --            357,343                 --            634,298
   Tax-Managed Large Cap                                --                 --                 --                 --
   Select Growth                                   263,497                 --                 --                 --
   Select Value                                         --                 --                 --                 --

   FUNDS                                       TOTALS
   -------------------------------------
   Short Duration Bond                    $     17,707,941
   Diversified Bond                             21,743,901
   Multistrategy Bond                           14,540,672
   Tax Exempt Bond                               1,673,736
   Tax-Managed Large Cap                        77,270,759
   Select Growth                                 9,569,790
   Select Value                                  6,773,168

   Select Value Fund had a capital loss carryforward of $6,773,168 that it acquired from the Equity Income Fund and Equity III Fund of which $3,596,153, $451,724, $2,362,680, and $362,611 will expire on October 31 of the years 2007, 2008, 2009 and 2010, respectively. This capital loss carryforward can be utilized at a pace of up to $5,101,116 each year with any unused capital loss annual limitation carried over to each succeeding year or until its respective expiration dates, whichever occurs first.

 298  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   At October 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                           DIVERSIFIED          SPECIAL          QUANTITATIVE      INTERNATIONAL
                                              EQUITY             GROWTH             EQUITY           SECURITIES
   ---------------------------------------------------------------------------------------------------------------
   Cost of Investments                   $  3,739,824,866   $  1,439,107,458   $  3,644,549,674   $  3,525,623,156
                                         ================   ================   ================   ================
   Unrealized Appreciation               $    526,294,985   $    160,525,610   $    568,854,335   $    676,073,215
   Unrealized Depreciation                    (41,738,133)       (23,814,359)       (28,030,623)       (24,600,899)
                                         ----------------   ----------------   ----------------   ----------------
   Net Unrealized Appreciation
     (Depreciation)                      $    484,556,852   $    136,711,251   $    540,823,712   $    651,472,316
                                         ================   ================   ================   ================
   Undistributed Ordinary Income         $     37,328,185   $     40,240,190   $     35,049,374   $    179,870,960
   Undistributed Long-Term Capital
     Gains (Capital Loss Carryforward)   $    136,423,227   $    116,594,140   $    167,597,383   $    202,324,959
   Tax Composition of Distributions:
   Ordinary Income                       $     22,214,600   $     14,044,196   $     29,466,585   $     30,832,036
   Long-Term Capital Gains               $     77,012,537   $     76,806,776   $    124,071,970   $     86,530,951

                                         EMERGING         REAL ESTATE       SHORT DURATION      DIVERSIFIED       MULTISTRATEGY
                                         MARKETS           SECURITIES            BOND               BOND               BOND
   ------------------------------------------------------------------------------------------------------------------------------
   Cost of Investments               $    923,845,118   $  1,489,793,978   $  1,185,944,875   $  2,912,743,378   $  3,135,315,478
                                     ================   ================   ================   ================   ================
   Unrealized Appreciation           $    313,736,516   $    817,208,344   $      2,681,451   $     12,555,862   $     43,561,051
   Unrealized Depreciation                (14,076,728)          (494,429)        (8,852,770)        (8,566,950)       (29,441,168)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
   Net Unrealized Appreciation
     (Depreciation)                  $    299,659,788   $    816,713,915   $     (6,171,319)  $      3,988,912   $     14,119,883
                                     ================   ================   ================   ================   ================
   Undistributed Ordinary Income     $     63,170,225   $     42,496,827   $      4,129,419   $      8,546,009   $     11,162,195
   Undistributed Long-Term Capital
     Gains (Capital Loss
     Carryforward)                   $    121,612,014   $    128,286,813   $    (17,707,941)  $    (21,743,901)  $    (14,540,672)
   Tax Composition of
     Distributions:
   Ordinary Income                   $     21,103,981   $     66,623,117   $     41,678,386   $     80,193,365   $     94,147,747
   Long-Term Capital Gains           $     21,459,465   $    123,352,626   $             --   $             --   $      2,321,868

                                        TAX EXEMPT        TAX-MANAGED        TAX-MANAGED           SELECT             SELECT
                                           BOND            LARGE CAP       MID & SMALL CAP         GROWTH             VALUE
   ------------------------------------------------------------------------------------------------------------------------------
   Cost of investments               $    293,253,353   $    398,051,455   $    234,009,433   $    189,600,717   $    401,096,721
                                     ================   ================   ================   ================   ================
   Unrealized Appreciation           $      4,636,421   $    122,277,321   $     46,342,549   $     23,189,835         73,765,657
   Unrealized Depreciation                   (873,979)        (5,612,350)        (5,475,504)        (2,898,908)        (5,392,208)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
   Net Unrealized Appreciation
     (Depreciation)                  $      3,762,442   $    116,664,971   $     40,867,045   $     20,290,927   $     68,373,449
                                     ================   ================   ================   ================   ================
   Undistributed Ordinary Income     $        949,126   $      2,678,610   $             --   $             --   $      4,542,778
   Undistributed Long-Term Capital
     Gains (Capital Loss
     Carryforward)                   $     (1,673,736)  $    (77,270,759)  $      3,077,295   $     (9,569,790)  $     20,555,040
   Tax Composition of
     Distributions:
   Ordinary Income                   $      9,530,948   $      3,139,274   $             --   $         43,635   $     10,510,791
   Long-Term Capital Gains           $             --   $             --   $             --   $             --   $     14,164,436

                                              Notes to Financial Statements  299

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands)

   Share transactions for the periods ended October 31, 2006 and October 31, 2005 were as follows:

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   DIVERSIFIED EQUITY                             -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 653                 913   $          29,359   $          38,059
      Proceeds from reinvestment of
         distributions                                           83                   2               3,657                  97
      Payments for shares redeemed                             (453)               (437)            (20,433)            (18,261)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)                             283                 478              12,583              19,895
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 403                 342              18,678              14,843
      Proceeds from reinvestment of
         distributions                                           39                   6               1,788                 257
      Payments for shares redeemed                             (232)               (294)            (10,766)            (12,728)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)                             210                  54               9,700               2,372
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                              18,131              13,816             842,087             596,026
      Proceeds from reinvestment of
         distributions                                        2,004                 292              91,133              12,661
      Payments for shares redeemed                           (5,050)             (5,474)           (235,120)           (235,883)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                15,085               8,634             698,100             372,804
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              15,578               9,166   $         720,383   $         395,071
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   SPECIAL GROWTH                                 -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 270                 316   $          13,121   $          15,054
      Proceeds from reinvestment of
         distributions                                          127                 130               5,785               6,105
      Payments for shares redeemed                             (228)               (228)            (11,060)            (10,882)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   169                 218               7,846              10,277
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 121                 208               6,297              10,673
      Proceeds from reinvestment of
         distributions                                           42                  83               2,068               4,119
      Payments for shares redeemed                             (114)               (491)             (5,898)            (25,280)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    49                (200)              2,467             (10,488)
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               4,747               4,539             253,937             232,791
      Proceeds from reinvestment of
         distributions                                        1,570               1,596              79,639              81,481
      Payments for shares redeemed                           (3,158)             (3,134)           (169,361)           (162,993)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 3,159               3,001             164,215             151,279
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               3,377               3,019   $         174,528   $         151,068
                                                  =================   =================   =================   =================

 300  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   QUANTITATIVE EQUITY                            -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 773               1,084   $          29,611   $          39,574
      Proceeds from reinvestment of
         distributions                                          154                   5               5,745                 199
      Payments for shares redeemed                             (540)               (506)            (20,768)            (18,512)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   387                 583              14,588              21,261
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 450                 330              17,705              12,388
      Proceeds from reinvestment of
         distributions                                           73                  10               2,821                 359
      Payments for shares redeemed                             (186)               (321)             (7,324)            (12,054)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   337                  19              13,202                 693
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                              20,967              17,055             827,015             640,244
      Proceeds from reinvestment of
         distributions                                        3,628                 424             139,968              16,035
      Payments for shares redeemed                           (6,291)             (6,785)           (248,348)           (254,740)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                18,304              10,694             718,635             401,539
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              19,028              11,296   $         746,425   $         423,493
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   INTERNATIONAL SECURITIES                       -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 432                 656   $          29,899   $          38,805
      Proceeds from reinvestment of
         distributions                                           73                  14               4,728                 784
      Payments for shares redeemed                             (326)               (251)            (22,969)            (14,956)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   179                 419              11,658              24,633
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 288                 229              20,770              14,246
      Proceeds from reinvestment of
         distributions                                           34                  10               2,297                 605
      Payments for shares redeemed                             (155)               (160)            (11,177)             (9,930)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   167                  79              11,890               4,921
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               9,112               8,450             662,381             520,578
      Proceeds from reinvestment of
         distributions                                        1,599                 478             107,525              28,531
      Payments for shares redeemed                           (4,482)             (3,183)           (325,970)           (197,878)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 6,229               5,745             443,936             351,231
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               6,575               6,243   $         467,484   $         380,785
                                                  =================   =================   =================   =================

                                              Notes to Financial Statements  301

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   EMERGING MARKETS                               -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 600                 720   $          11,923   $          10,819
      Proceeds from reinvestment of
         distributions                                           79                   6               1,405                  79
      Payments for shares redeemed                             (585)               (330)            (11,516)             (4,983)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    94                 396               1,812               5,915
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 483                 368               9,842               5,846
      Proceeds from reinvestment of
         distributions                                           50                  13                 907                 190
      Payments for shares redeemed                             (354)               (384)             (7,160)             (6,138)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   179                  (3)              3,589                (102)
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                              13,204               9,775             265,826             151,220
      Proceeds from reinvestment of
         distributions                                        2,101                 633              38,232               9,268
      Payments for shares redeemed                          (11,478)             (6,854)           (233,599)           (107,297)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 3,827               3,554              70,459              53,191
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               4,100               3,947   $          75,860   $          59,004
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   REAL ESTATE SECURITIES                         -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 360                 529   $          17,358   $          23,052
      Proceeds from reinvestment of
         distributions                                          209                 135               9,190               5,811
      Payments for shares redeemed                             (380)               (304)            (18,551)            (13,369)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   189                 360               7,997              15,494
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 334                 398              16,642              17,861
      Proceeds from reinvestment of
         distributions                                          109                  73               4,891               3,199
      Payments for shares redeemed                             (258)               (283)            (12,859)            (12,674)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   185                 188               8,674               8,386
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               6,471               8,037             317,576             355,555
      Proceeds from reinvestment of
         distributions                                        3,663               1,955             166,170              85,775
      Payments for shares redeemed                           (7,539)             (6,187)           (368,134)           (277,213)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 2,595               3,805             115,612             164,117
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               2,969               4,353   $         132,283   $         187,997
                                                  =================   =================   =================   =================

 302  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   SHORT DURATION BOND                            -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 287                 617   $           5,330   $          11,614
      Proceeds from reinvestment of
         distributions                                           32                  27                 599                 502
      Payments for shares redeemed                             (774)             (1,036)            (14,409)            (19,514)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                  (455)               (392)             (8,480)             (7,398)
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 363                 320               6,787               6,052
      Proceeds from reinvestment of
         distributions                                           44                  27                 821                 521
      Payments for shares redeemed                             (306)               (232)             (5,701)             (4,389)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   101                 115               1,907               2,184
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                              14,343              16,712             267,444             315,510
      Proceeds from reinvestment of
         distributions                                        2,054               1,504              38,127              28,236
      Payments for shares redeemed                          (19,246)            (15,698)           (359,185)           (296,234)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                (2,849)              2,518             (53,614)             47,512
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              (3,203)              2,241   $         (60,187)  $          42,298
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   DIVERSIFIED BOND                               -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 756                 735   $          17,854   $          17,801
      Proceeds from reinvestment of
         distributions                                           71                  52               1,674               1,257
      Payments for shares redeemed                             (524)               (424)            (12,366)            (10,266)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   303                 363               7,162               8,792
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 633                 713              14,980              17,317
      Proceeds from reinvestment of
         distributions                                           87                  66               2,051               1,598
      Payments for shares redeemed                             (460)               (481)            (10,929)            (11,706)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   260                 298               6,102               7,209
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                              23,509              20,002             543,516             474,388
      Proceeds from reinvestment of
         distributions                                        3,175               1,927              73,071              45,639
      Payments for shares redeemed                           (7,541)             (5,758)           (174,338)           (136,503)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                19,143              16,171             442,249             383,524
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              19,706              16,832   $         455,513   $         399,525
                                                  =================   =================   =================   =================

                                              Notes to Financial Statements  303

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   MULTISTRATEGY BOND                             -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                               2,562               2,641   $          26,226   $          27,699
      Proceeds from reinvestment of
         distributions                                          244                 191               2,488               1,997
      Payments for shares redeemed                           (1,475)             (1,140)            (15,077)            (11,937)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,331               1,692              13,637              17,759
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                               1,533               1,080              15,701              11,328
      Proceeds from reinvestment of
         distributions                                          181                 136               1,843               1,427
      Payments for shares redeemed                             (430)               (477)             (4,406)             (4,997)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,284                 739              13,138               7,758
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                              75,561              57,162             775,132             600,754
      Proceeds from reinvestment of
         distributions                                        8,695               5,721              88,843              59,962
      Payments for shares redeemed                          (16,654)            (12,051)           (170,536)           (126,465)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                67,602              50,832             693,439             534,251
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              70,217              53,263   $         720,214   $         559,768
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   TAX EXEMPT BOND                                -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 126                 173   $           2,696   $           3,770
      Proceeds from reinvestment of
         distributions                                           11                   8                 225                 188
      Payments for shares redeemed                              (79)               (174)             (1,694)             (3,785)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    58                   7               1,227                 173
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 187                 161               4,006               3,512
      Proceeds from reinvestment of
         distributions                                           15                  10                 324                 220
      Payments for shares redeemed                              (56)                (66)             (1,203)             (1,446)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   146                 105               3,127               2,286
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               5,079               4,673             108,842             101,967
      Proceeds from reinvestment of
         distributions                                          360                 254               7,703               5,537
      Payments for shares redeemed                           (3,416)             (2,697)            (73,194)            (58,741)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 2,023               2,230              43,351              48,763
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               2,227               2,342   $          47,705   $          51,222
                                                  =================   =================   =================   =================

 304  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   TAX-MANAGED LARGE CAP                          -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 201                 393   $           3,747   $           6,872
      Proceeds from reinvestment of
         distributions                                           --                   1                  --                  14
      Payments for shares redeemed                             (186)               (239)             (3,441)             (4,179)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    15                 155                 306               2,707
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 192                 186               3,652               3,292
      Proceeds from reinvestment of
         distributions                                            3                   3                  51                  55
      Payments for shares redeemed                              (43)                (62)               (823)             (1,104)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   152                 127               2,880               2,243
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               4,237               4,824              80,602              86,084
      Proceeds from reinvestment of
         distributions                                          152                 193               2,903               3,437
      Payments for shares redeemed                           (3,016)             (3,897)            (57,361)            (69,571)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,373               1,120              26,144              19,950
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               1,540               1,402   $          29,330   $          24,900
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   TAX-MANAGED MID & SMALL CAP                    -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 233                 394   $           2,955   $           4,384
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                             (129)               (186)             (1,624)             (2,063)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   104                 208               1,331               2,321
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                  58                  62                 772                 711
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                              (14)                (46)               (191)               (541)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    44                  16                 581                 170
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               3,087               3,311              41,391              38,832
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                           (1,828)             (2,100)            (24,613)            (24,450)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,259               1,211              16,778              14,382
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               1,407               1,435   $          18,690   $          16,873
                                                  =================   =================   =================   =================

                                              Notes to Financial Statements  305

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   SELECT GROWTH                                  -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 403                 527   $           3,166   $           3,803
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                             (253)               (300)             (1,970)             (2,175)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   150                 227               1,196               1,628
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 322                 110               2,672                 810
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                              (71)               (375)               (575)             (2,825)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   251                (265)              2,097              (2,015)
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               3,901               7,135              32,598              54,091
      Proceeds from reinvestment of
         distributions                                            5                  --                  41                  --
      Payments for shares redeemed                           (7,298)             (1,314)            (59,655)             (9,983)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                (3,392)              5,821             (27,016)             44,108
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               4,481               3,690              36,926              27,958
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                           (3,241)             (3,612)            (26,401)            (27,581)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,240                  78              10,525                 377
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              (1,751)              5,861   $         (13,198)  $          44,098
                                                  =================   =================   =================   =================

 306  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   SELECT VALUE                                   -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 407                 599   $           4,719   $           6,615
      Proceeds from reinvestment of
         distributions                                          110                   3               1,226                  31
      Payments for shares redeemed                             (298)               (375)             (3,508)             (4,176)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   219                 227               2,437               2,470
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 219                 195               2,586               2,201
      Proceeds from reinvestment of
         distributions                                           51                   7                 582                  79
      Payments for shares redeemed                             (179)               (326)             (2,117)             (3,702)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    91                (124)              1,051              (1,422)
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               2,050               3,950              24,190              44,387
      Proceeds from reinvestment of
         distributions                                          766                 123               8,716               1,384
      Payments for shares redeemed                           (4,301)             (2,165)            (49,514)            (24,171)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                (1,485)              1,908             (16,608)             21,600
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               5,847               5,202              69,086              58,345
      Proceeds from reinvestment of
         distributions                                        1,143                 168              12,991               1,876
      Payments for shares redeemed                           (4,328)             (4,888)            (50,740)            (55,329)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 2,662                 482              31,337               4,892
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               1,487               2,493   $          18,217   $          27,540
                                                  =================   =================   =================   =================

7. LINE OF CREDIT

   The Investment Company has a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Investment Company is charged an annual commitment fee of .125% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Funds. Interest is calculated at the Federal Fund Rate plus .50% annually. The Investment Company's Funds may borrow up to a maximum of 33.33% of the value of their net assets under the agreement. The agreement will expire December 20, 2006 and will not be renewed at that time. The Funds did not have any drawdowns for the period ended October 31, 2006.

8. INTERFUND LENDING PROGRAM

   The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the Funds may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund's fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

                                              Notes to Financial Statements  307

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

9. RECORD OWNERSHIP

   As of October 31, 2006, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective
   Fund:

   FUND                                    # OF SHAREHOLDERS             %
   --------------------------------------------------------------------------------
   Diversified Equity                              3                   51.3
   Special Growth                                  3                   41.4
   Quantitative Equity                             3                   49.9
   International Securities                        3                   49.4
   Emerging Markets                                3                   48.1
   Real Estate Securities                          2                   31.2
   Short Duration Bond                             3                   66.0
   Diversified Bond                                2                   58.6
   Multistrategy Bond                              2                   62.4
   Tax Exempt Bond                                 2                   58.9
   Tax-Managed Large Cap                           1                   53.6
   Tax-Managed Mid & Small Cap                     1                   60.4
   Select Growth                                   1                   34.3
   Select Value                                    1                   30.5

10. RESTRICTED SECURITIES

   Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

   A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

   The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund's Schedule of Investments.

                                                                   PRINCIPAL                       COST      MARKET VALUE
   FUND - % OF NET ASSETS                           ACQUISITION    AMOUNT ($)    COST PER UNIT     (000)        (000)
   SECURITIES                                          DATE        OR SHARES           $             $            $
   ----------------------------------------------------------------------------------------------------------------------
   Emerging Markets Fund - 0.3%
   Nova Tek OAO                                       07/21/05         54,900           22.13       1,215         3,184
                                                                                                              ---------
                                                                                                                  3,184
                                                                                                              =========
   Short Duration Bond Fund - 1.1%
   ASIF Global Financing                              10/25/06      2,984,000           98.46       2,938         2,938
   DG Funding Trust                                   11/04/03            219       10,537.12       2,308         2,331
   Principal Life Global Funding I                    10/25/06      1,250,000           97.62       1,220         1,219
   SBI Heloc Trust                                    09/28/06        700,000          100.00         700           700
   Unicredit Luxembourg Finance SA                    10/17/06      3,900,000          100.00       3,900         3,899
   VTB Capital SA                                     10/27/06        700,000          100.00         700           700
   Wells Fargo Home Equity Trust                      09/28/06      1,258,112          100.04       1,259         1,258
                                                                                                              ---------
                                                                                                                 13,045
                                                                                                              =========

 308  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

                                                                   PRINCIPAL                       COST      MARKET VALUE
   FUND - % OF NET ASSETS                           ACQUISITION    AMOUNT ($)    COST PER UNIT     (000)        (000)
   SECURITIES                                          DATE        OR SHARES           $             $            $
   ----------------------------------------------------------------------------------------------------------------------
   Diversified Bond Fund - 0.8%
   Aiful Corp.                                        08/04/05        300,000           99.75         299           292
   DG Funding Trust                                   11/04/03            240       10,594.65       2,543         2,553
   Glitnir Banki HF                                   06/12/06        570,000           99.96         570           588
   GS Mortgage Securities Corp. II                    07/28/06      3,779,982          100.00       3,780         3,780
   ILFC E-Capital Trust II                            09/12/06         50,000           99.45          50            51
   Kaupthing Bank Hf                                  09/28/06        110,000           99.46         109           110
   Kaupthing Bank Hf                                  05/12/06      1,730,000           99.49       1,721         1,843
   Mastr Reperforming Loan Trust                      03/09/05        823,336          102.31         842           825
   Owens Corning, Inc.                                10/26/06      1,080,000           99.73       1,077         1,098
   Pemex Project Funding Master Trust                 01/27/06        390,000           99.64         389           393
   Rabobank Capital Funding II                        05/23/05         30,000          101.80          31            29
   Rabobank Capital Funding Trust                     05/19/05         60,000          100.77          60            58
   Resona Preferred Global Securities Cayman,
      Ltd.                                            07/20/05        375,000          100.88         378           393
   SBI Heloc Trust                                    09/28/06        700,000          100.00         700           700
   Shinsei Finance Cayman, Ltd.                       02/16/06        660,000           99.85         659           664
   Sigma Finance, Inc.                                07/26/06        970,000          100.00         970           970
   TNK-BP Finance SA                                  07/13/06        430,000           99.75         429           450
   Unicredit Luxembourg Finance SA                    10/17/06      4,100,000          100.00       4,100         4,099
   VTB Capital SA                                     10/27/06        800,000          100.00         800           800
   WEA Finance LLC/WCI Finance LLC                    09/21/06      2,575,000           99.77       2,569         2,579
   Wells Fargo Home Equity Trust                      09/28/06      1,328,007          100.04       1,328         1,328
                                                                                                              ---------
                                                                                                                 23,603
                                                                                                              =========
   Multistrategy Bond Fund - 1.1%
   BNP Paribas Capital Trust                          10/24/00      2,600,000          112.22       2,918         2,930
   Corp. Nacional del Cobre de Chile                  10/19/06        100,000           99.30          99           102
   DG Funding Trust                                   11/04/03            361       10,584.58       3,821         3,841
   DNB Nor Bank ASA                                   10/05/06      6,300,000          100.00       6,300         6,297
   Embraer Overseas, Ltd.                             10/20/06        495,000           99.29         491           495
   Glitnir Banki HF                                   06/12/06        965,000          100.00         965           996
   Great West Life & Annuity Insurance Co.            09/29/06        660,000          103.80         685           695
   GS Mortgage Securities Corp.                       03/13/06      6,191,871            4.03         250           250
   HBOS Treasury Services PLC                         10/10/06      1,600,000          100.04       1,601         1,601
   Host Hotels & Resorts, LP                          10/27/06        465,000           99.25         461           467
   Majapahit Holding BV                               10/11/06        480,000           99.39         477           486
   Mid-State Trust                                    10/27/06      1,670,000          100.00       1,670         1,670
   Plains All American Pipeline, LP/PAA Finance
      Corp.                                           10/23/06        380,000           99.17         377           389
   SB Treasury Co. LLC                                02/06/98      2,028,000          106.82       2,166         2,150
   Unicredit Luxembourg Finance SA                    02/06/98      1,245,000          100.00       1,245         1,245
   VTB Capital SA                                     10/27/06      4,685,000          100.00       4,685         4,685
   Wells Fargo Home Equity Trust                      09/28/06      1,887,168          100.04       1,888         1,887
   West Corp.                                         10/16/06      1,375,000           99.90       1,374         1,372
                                                                                                              ---------
                                                                                                                 31,558
                                                                                                              =========

   Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

                                              Notes to Financial Statements  309

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

11. DIVIDENDS

   On November 1, 2006, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income payable on November 6, 2006 to shareholders on record November 2, 2006.

                                            NET INVESTMENT          SHORT-TERM             LONG-TERM
   FUNDS                                        INCOME             CAPITAL GAINS         CAPITAL GAINS
   ------------------------------------------------------------------------------------------------------
   Diversified Bond - Class C             $            0.0735   $                --   $                --
   Diversified Bond - Class E                          0.0890                    --                    --
   Diversified Bond - Class S                          0.0945                    --                    --
   Multistrategy Bond - Class C                        0.0352                    --                    --
   Multistrategy Bond - Class E                        0.0421                    --                    --
   Multistrategy Bond - Class S                        0.0444                    --                    --
   Tax Exempt Bond - Class C                           0.0516                    --                    --
   Tax Exempt Bond - Class E                           0.0657                    --                    --
   Tax Exempt Bond - Class S                           0.0703                    --                    --

   On December 1, 2006, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income payable on December 6, 2006 to shareholders on record December 4, 2006.

                                            NET INVESTMENT          SHORT-TERM             LONG-TERM
   FUNDS                                        INCOME             CAPITAL GAINS         CAPITAL GAINS
   ------------------------------------------------------------------------------------------------------
   Diversified Bond - Class C             $            0.0646   $                --   $                --
   Diversified Bond - Class E                          0.0787                    --                    --
   Diversified Bond - Class S                          0.0834                    --                    --
   Multistrategy Bond - Class C                        0.0265                    --                    --
   Multistrategy Bond - Class E                        0.0326                    --                    --
   Multistrategy Bond - Class S                        0.0346                    --                    --
   Tax Exempt Bond - Class C                           0.0467                    --                    --
   Tax Exempt Bond - Class E                           0.0595                    --                    --
   Tax Exempt Bond - Class S                           0.0637                    --                    --

 310  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   On December 12, 2006, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income and capital gains, respectively, payable on December 15, 2006 to shareholders on record December 13, 2006

                                            NET INVESTMENT          SHORT-TERM             LONG-TERM
   FUNDS                                        INCOME             CAPITAL GAINS         CAPITAL GAINS
   ------------------------------------------------------------------------------------------------------
   Diversified Equity - Class C           $            0.0368   $            0.4638   $            1.7347
   Diversified Equity - Class E                        0.1265                0.4638                1.7347
   Diversified Equity - Class S                        0.1579                0.4638                1.7347
   Special Growth - Class C                                --                1.9379                5.4158
   Special Growth - Class E                                --                1.9379                5.4158
   Special Growth - Class S                                --                1.9379                5.4158
   Quantitative Equity - Class C                       0.0426                0.3640                1.7603
   Quantitative Equity - Class E                       0.1194                0.3640                1.7603
   Quantitative Equity - Class S                       0.1462                0.3640                1.7603
   International Securities - Class C                  1.0641                2.3318                4.4753
   International Securities - Class E                  1.6040                2.3318                4.4753
   International Securities - Class S                  1.7770                2.3318                4.4753
   Emerging Markets - Class C                          0.2532                0.7332                2.3047
   Emerging Markets - Class E                          0.4103                0.7332                2.3047
   Emerging Markets - Class S                          0.4634                0.7332                2.3047
   Real Estate Securities - Class C                        --                1.1244                3.6969
   Real Estate Securities - Class E                    0.0248                1.1244                3.6969
   Real Estate Securities - Class S                    0.0608                1.1244                3.6969
   Short Duration Bond - Class C                       0.1629                    --                    --
   Short Duration Bond - Class E                       0.1997                    --                    --
   Short Duration Bond - Class S                       0.2116                    --                    --
   Diversified Bond - Class C                          0.0705                    --                    --
   Diversified Bond - Class E                          0.0859                    --                    --
   Diversified Bond - Class S                          0.0912                    --                    --
   Multistrategy Bond - Class C                        0.0223                    --                    --
   Multistrategy Bond - Class E                        0.0289                    --                    --
   Multistrategy Bond - Class S                        0.0312                    --                    --
   Tax Exempt Bond - Class C                           0.0787                    --                    --
   Tax Exempt Bond - Class E                           0.0927                    --                    --
   Tax Exempt Bond - Class S                           0.0973                    --                    --
   Tax-Managed Large Cap - Class C                         --                    --                    --
   Tax-Managed Large Cap - Class E                     0.1157                    --                    --
   Tax-Managed Large Cap - Class S                     0.1599                    --                    --
   Tax-Managed Mid & Small Cap - Class C                   --                    --                0.2013
   Tax-Managed Mid & Small Cap - Class E                   --                    --                0.2013
   Tax-Managed Mid & Small Cap - Class S                   --                    --                0.2013
   Select Value - Class C                              0.0158                0.1337                0.6117
   Select Value - Class E                              0.0421                0.1337                0.6117
   Select Value - Class I                              0.0533                0.1337                0.6117
   Select Value - Class S                              0.0473                0.1337                0.6117

                                              Notes to Financial Statements  311

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Russell Investment Company (formerly Frank Russell Investment Company):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Equity Fund, Special Growth Fund, Quantitative Equity Fund, International Securities Fund, Emerging Market Fund, Real Estate Securities Fund, Short Duration Bond Fund, Diversified Bond Fund, Multistrategy Bond Fund, Tax Exempt Bond Fund, Tax-Managed Large Cap Fund, Tax-Managed Mid & Small Cap Fund, Select Growth Fund and Select Value Fund (fourteen of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodians, brokers and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewatehouseCoopers LLP

Seattle, Washington
December 22, 2006

 312  Report of Independent Registered Public Accounting Firm

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

TAX INFORMATION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

For the tax year ended October 31, 2006, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2006, the Funds hereby designate under
Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(l)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 mailed to you in January 2007 will show the tax status of all distributions paid to your account in calendar year 2006.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Diversified Equity                    71.3%
Special Growth                        15.4%
Quantitative Equity                   97.5%
International Securities               0.0%
Emerging Markets                       0.0%
Diversified Bond                       0.0%
Multistrategy Bond                     0.0%
Real Estate Securities                 0.0%
Short Duration Bond                    0.0%
Tax Exempt Bond                        0.0%
Tax Managed Large Cap                100.0%
Select Value                          75.4%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2006:

Diversified Equity                $ 77,012,537
Special Growth                      76,806,776
Quantitative Equity                124,071,970
International Securities            86,530,951
Emerging Markets                    21,459,465
Real Estate Securities             123,352,626
Multistrategy Bond                   2,321,868
Select Value                        14,164,436

Of the dividends paid by the Tax Exempt Bond Fund from the net investment income for the taxable year ended October 31, 2006, 100% were exempt interest dividends which are tax exempt for the purposes of regular federal income tax, and for purposes of the federal alternative minimum tax.

Please consult a tax adviser for any questions about federal or state income tax laws.

The Emerging Markets Fund and International Securities Fund paid foreign taxes of $3,400,832 and $5,840,397 and recognized $23,117,721 and $79,708,521 of foreign source income, respectively, during the taxable year ended October 31, 2006, Pursuant to Section 853 of the Internal Revenue Code, the Emerging Markets Fund and International Securities Fund designates $0.0639 and $0.1314 per share of foreign taxes paid and $0.4341 and $1.7940. of gross income earned from foreign sources, respectively, in the taxable year ended October 31, 2006.

                                                            Tax Information  313

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the "RIMCo Agreement") and the portfolio management contract with each Money Manager of the Funds (collectively, the "portfolio management contracts") at a meeting held on April 18, 2006. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds' shares, and the management of the Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds, including information requested by the Independent Trustees; (2) information (the "Third-Party Information") received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds ("Comparable Funds") not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds; and (3) an analysis of the Third-Party Information prepared by RIMCo (the "RIMCo Analysis" and, with the other information requested by the Independent Trustees or provided by RIMCo in connection with the Board's consideration of the portfolio management contracts, the "Agreement Renewal Information") addressing, among other things, performance and expense differentials between certain Funds and their respective Comparable Funds. The Independent Trustees also received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 17, 2006, the Independent Trustees met in person to review the Agreement Renewal Information in a private session with independent counsel at which no representatives of RIMCo or management were present. At the April 18 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analysis received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser's style and investment philosophy. RIMCo has engaged multiple Money Managers for all Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of certain Fund's assets as described below and otherwise exercises investment discretion over the portion of each Fund's assets that RIMCo determines not to allocate to the money managers and for each Fund's cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of a Fund during transitions between money managers.

RIMCo is responsible for selecting Money Managers for each Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo in accordance with the Fund's applicable investment objective, policies and restrictions (each, a "segment"). RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund's investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo's research and analysis, such actions are appropriate. RIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for a Fund in a complementary manner. Therefore, RIMCo's selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. The performance of individual Money Managers for a Fund may reflect the roles assigned to them by RIMCo in the Fund's investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light

 314  Basis for Approval of Investment Advisory Contracts

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

of the foregoing, the overall performance of each Fund over appropriate periods reflects in great part the performance of RIMCo in designing the Fund's investment program, structuring Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board also considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo's role as the principal investment manager for each Fund, rather than the investment selection role of the Funds' Money Managers, and describe the manner in which the Funds operate so that investors may take the information into account when deciding to purchase shares of any such Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each such Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to conduct the manager-of-managers strategy of each such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1. The nature, scope and quality of the services provided to the Fund by RIMCo;

2. The advisory fee paid by the Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by RIMCo as to expenses incurred by the Fund; and

5. Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from each Fund.

At the April 18 Board meeting, RIMCo and management reviewed the reasonableness of the Funds' investment advisory fees. In discussing whether the Funds' performance supported these fees, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including strategies which seek to achieve a lower tracking error (i.e. the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower relative performance than that of some of their respective Comparable Funds. RIMCo stated that the strategies pursued by the Funds are intended to result in less volatile, more moderate returns relative to each Fund's performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

On the basis of the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo, at the April 18 Board meeting, the Board, in respect of each Fund, found the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds, after giving effect to waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds. The Board also determined that the relative expense ratio of each Fund was comparable to those of its Comparable Funds; RIMCo's methodology of allocating expenses of operating funds in the complex was reasonable; and RIMCo's profitability with respect to each Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

At the April 18 Board meeting, the Board concluded that the performance of the Funds supported continuation of the RIMCo Agreement, again based upon the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo. In evaluating performance, the Board considered each Fund's absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. In evaluating the Funds' performance, the Board also considered RIMCo's investment strategy of managing the Funds in a risk aware manner.

                        Basis for Approval of Investment Advisory Contracts  315

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

At the April 18 Board Meeting, the Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. In its deliberations, the Board noted its findings reached at a meeting held on February 28, 2006 that the investment advisory fees for each Fund, with the implementation of new breakpoints for the Multistrategy Bond Fund proposed by RIMCo at that meeting, appropriately reflect any economies of scale realized by that Fund. Its findings at the earlier meeting were based upon information and analyses prepared by RIMCo, including information as to variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds are lower, and may, in some cases, be substantially lower, than the rates paid by the Funds. RIMCo reviewed with the Trustees the differences in the scope of services it provides to institutional clients and the Funds. For example, institutional clients have fewer administrative needs than the Funds. It was further noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

At the April 18 Board meeting, in voting to approve the continuation of the RIMCo Agreement on its current terms and conditions for each Fund, the Board, after considering the foregoing and other relevant factors, determined that continuation of the RIMCo Agreement was in the best interests of the Funds and their respective shareholders.

At the April 18 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager's performance over various periods; RIMCo's assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Funds' underwriter; and RIMCo's recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo's explanation in light of the Board's findings as to the aggregate investment advisory fees paid by each Fund and the fact that each Money Manager's fee is paid by RIMCo.

Based substantially upon RIMCo's recommendations together with the information received from RIMCo in support of its recommendations, at the April 18 meeting, the Board concluded that the fees paid to the Money Managers of each Fund were reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Fund was in the best interests of the Fund and its shareholders.

During 2005 and 2006, the Trustees received proposals from RIMCo to manage directly approximately up to 10% of the assets of the Diversified Equity Fund, the Quantitative Equity Fund and the International Securities Fund (each a "Participating Fund") utilizing a "select holdings strategy" pursuant to the terms of the RIMCo Agreement, the actual allocation to be determined by each Participating Fund's RIMCo portfolio manager. Under this strategy, RIMCo analyzes the holdings of a Participating Fund's Money Managers in their Fund segments to identify particular stocks that have been selected by multiple Money Managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo will purchase additional shares of certain stocks for the Participating Fund. The strategy is designed to increase the Participating Fund's exposure to stocks that are viewed as attractive by multiple Money Managers of a Participating Fund. Implementation of this strategy includes periodic rebalancing of the Participating Fund's holdings. In connection with RIMCo's proposals, the Trustees received and considered information from RIMCo regarding the potential enhancements to the Participating Fund's performance based upon RIMCo's experience in employing the same strategy for other types of investment accounts under its management. The Trustees also considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Fund consequently may increase incrementally. The Board, however, considered RIMCo's advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in implementing and carrying out the select holdings strategy; the limited amount of assets that would be managed directly by RIMCo pursuant to the select holdings strategy; the fact that the aggregate investment advisory fees paid by the Participating Fund would not increase as a result of the implementation of the select holdings strategy. At the April 18, 2006 meeting, RIMCo advised the Board that the select holdings strategy has been implemented for the Diversified Equity and Quantitative Equity Funds, although a reasonable period of time is needed to evaluate fairly its impact on those Participating Funds' performance. Based upon the

 316  Basis for Approval of Investment Advisory Contracts

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

information received from RIMCo during 2005 and 2006 in connection with its select holdings strategy proposals, the Agreement Renewal Information and additional discussion at the April 18 meeting concerning the select holdings strategy, the Board in the case of the Participating Funds concluded that the investment advisory fees paid to RIMCo by each such Fund under the RIMCo Agreement in connection with the select holdings strategy continue to be reasonable in light of the nature and anticipated quality of the investment advisory services to be rendered by RIMCo.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo's recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Also, at the meeting held on April 18, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Special Growth Fund and the Emerging Markets Fund. At a meeting held on May 23, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Tax-Managed Large Cap Fund and Multistrategy Bond Fund. At that same meeting, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Diversified Equity Fund resulting from a change of control of one of this Fund's Money Managers. At a meeting held on August 22, 2006 the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Select Growth Fund. In the case of each such Fund, the Trustees approved the terms of the proposed portfolio management contract with the successor Money Manager based substantially upon RIMCo's recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Fund's underwriter; RIMCo's explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with RIMCo; RIMCo's awareness of the fees charged by the Money Manager to other clients; and RIMCo's belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 18, 2006 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers' investment advisory fee is paid by RIMCo.

At a meeting held on December 4, 2006, RIMCo advised the Board that the select holdings strategy was implemented in the International Securities Fund in the third quarter of 2006.

                        Basis for Approval of Investment Advisory Contracts  317

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

SHAREHOLDER REQUESTS FOR ADDITIONAL INFORMATION -- OCTOBER 31, 2006

--------------------------------------------------------------------------------
As a courtesy to Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, and (iv) at the Securities and Exchange Commission's public reference room.

The Board has delegated to RIMCo, as RIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds' Statement of Additional Information ("SAI"). The SAI is available (i) free of charge, upon request, by calling the Fund at
(800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 787-7354 or contact your financial institution and we will begin sending you individual copies thirty days after receiving your request.

If you wish to receive the Fund's prospectus and each annual and semi-annual report electronically, please call us at (800) 787-7354 or contact your financial institution.

 318  Shareholder Requests for Additional Information

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company ("RIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       No. of
                                                                                                     Portfolios
                                                                                                     in Russell
                        Position(s) Held                                                                Fund
       Name,             with Fund and            Term               Principal Occupation(s)          Complex          Other
        Age,               Length of               of                       During the                Overseen   Directorships Held
      Address             Time Served            Office                    Past 5 Years              by Trustee      by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 *Michael J.A.        Trustee since 2002    Appointed until    - Chairman of the Board, FRC            39        None
 Phillips,                                  successor is duly  - 1990-2003, President, FRC
 Born January 20,                           elected and        - 1993-2003, CEO, FRC
 1948                                       qualified          - Trustee, RIC and RIF
                                                               - Director, RTC; Russell Investments
 909 A Street                                                    (Suisse) S.A. (global investment
 Tacoma, Washington                                              services); Russell Investments
 98402-1616                                                      Limited (consultant to
                                                                 institutional investors in Europe
                                                                 and the UK)
                                                               - Chairman of the Board and
                                                                 President, Russell 20-20
                                                                 Association; and Russell
                                                                 Investments Delaware Inc. (general
                                                                 partner in various limited
                                                                 partnerships ("RIDI"))
-----------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Thaddas L. Alston,   Trustee since 2006    Appointed until    - Senior Vice President, Larco          39        None
 Born April 7, 1945                         successor is duly    Investments, Ltd.
                                            elected and
 909 A Street                               qualified
 Tacoma, Washington
 98402-1616
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Paul E. Anderson,    Trustee since 1984    Appointed until    - President, Anderson Management        39        None
 Born October 15,                           successor is duly    Group LLC (private investments
 1931                 Chairman of the       elected and          consulting)
                      Nominating and        qualified          - February 2002 to June 2005, Lead
 909 A Street         Governance Committee                       Trustee, RIC and RIF
 Tacoma, Washington   since 2006            Appointed until
 98402-1616                                 successor is duly
                                            elected and
                                            qualified
-----------------------------------------------------------------------------------------------------------------------------------



* Mr. Phillips is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an interested trustee.

                             Disclosure of Information about Fund Directors  319

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       No. of
                                                                                                     Portfolios
                                                                                                     in Russell
                        Position(s) Held                                                                Fund
       Name,             with Fund and            Term               Principal Occupation(s)          Complex          Other
        Age,               Length of               of                       During the                Overseen   Directorships Held
      Address             Time Served            Office                    Past 5 Years              by Trustee      by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake,    Trustee since 2000    Appointed until    - President, Kristianne Gates Blake,    39        - Trustee WM Group
 Born January 22,                           successor is duly    P.S. (accounting services)                        of Funds
 1954                 Chairperson since     elected and        - Director and Chairman of the Audit                (investment
                      2005                  qualified            Committee, Avista Corp.                           company)
 909 A Street                                                  - Trustee and Chairman of the                     - Director, Avista
 Tacoma, Washington                         Annual               Operations and Distribution                       Corp.
 98402-1616                                                      Committee, WM Group of Funds
                                                               - February 2002 to June 2005,
                                                                 Chairman of the Audit Committee,
                                                                 RIC and RIF
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Daniel P. Connealy   Trustee since 2003    Appointed until    - June 2004 to present, Senior Vice     39        None
 Born June 6, 1946                          successor is duly    President and Chief Financial
                      Chairman of Audit     elected and          Officer, Waddell & Reed Financial,
 909 A Street         Committee since 2005  qualified            Inc.
 Tacoma, Washington                                            - 2003, Retired
 98402-1616                                 Appointed until    - 2001-2003, Vice President and
                                            successor is duly    Chief Financial Officer, Janus
                                            elected and          Capital Group Inc.
                                            qualified          - 1979-2001, Audit and Accounting
                                                                 Partner, PricewaterhouseCoopers
                                                                 LLP
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Jonathan Fine        Trustee since 2004    Appointed until    - President and Chief Executive         39        None
 Born July 8, 1954                          successor is duly    Officer, United Way of King
                                            elected and          County, WA
 909 A Street                               qualified
 Tacoma, Washington
 98402-1616
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Raymond P.           Trustee since 2000    Appointed until    - President, Simpson Investment         39        None
 Tennison, Jr.                              successor is duly    Company and several additional
 Born December 21,                          elected and          subsidiary companies, including
 1955                                       qualified            Simpson Timber Company, Simpson
                                                                 Paper Company and Simpson Tacoma
 909 A Street                                                    Kraft Company
 Tacoma, Washington
 98402-1616
-----------------------------------------------------------------------------------------------------------------------------------

 320  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       No. of
                                                                                                     Portfolios
                                                                                                     in Russell
                        Position(s) Held                                                                Fund
       Name,             with Fund and            Term               Principal Occupation(s)          Complex          Other
        Age,               Length of               of                       During the                Overseen   Directorships Held
      Address             Time Served            Office                    Past 5 Years              by Trustee      by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
 Jack Thompson,       Trustee since 2005    Appointed until    - September 2003 to present,            39        Director, Sparx
 Born March 21, 1949                        successor is duly    Independent Board Chair and                     Japan Fund
                                            elected and          Chairman of the Audit Committee,
 909 A Street                               qualified            Sparx Japan Fund
 Tacoma, Washington                                            - May 1999 to May 2003, President,
 98402-1616                                                      Chief Executive Officer and
                                                                 Director, Berger Financial Group,
                                                                 LLC
                                                               - May 1999 to May 2003, President
                                                                 and Trustee, Berger Funds
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Julie W. Weston,     Trustee since 2002    Appointed until    - Retired since 2000                    39        None
 Born October 2,                            successor is duly  - 1987 to 2002, Director, Smith
 1943                 Chairperson of the    elected and          Barney Fundamental Value Fund
                      Investment Committee  qualified
 909 A Street         since 2006
 Tacoma, Washington                         Appointed until
 98402-1616                                 successor is duly
                                            elected and
                                            qualified
-----------------------------------------------------------------------------------------------------------------------------------
 TRUSTEES EMERITUS
-----------------------------------------------------------------------------------------------------------------------------------
 *George F. Russell,  Trustee Emeritus and  Until resignation  - Director Emeritus, Frank Russell      39        None
  Jr.,                Chairman Emeritus     or removal           Company (investment consultant to
  Born July 3, 1932   since 1999                                 institutional investors ("FRC"));
                                                                 and RIMCo
  909 A Street                                                 - Chairman Emeritus, RIC and RIF;
  Tacoma, Washington                                             Russell Implementation Services
  98402-1616                                                     Inc. (broker-dealer and investment
                                                                 adviser ("RIS")); Russell 20-20
                                                                 Association (non-profit
                                                                 corporation); and Russell Trust
                                                                 Company (non-depository trust
                                                                 company ("RTC"))
                                                               - Chairman, Sunshine Management
                                                                 Services, LLC (investment adviser)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Paul Anton, Ph.D.,   Trustee Emeritus      Five year term     - Retired since 1997                    39        None
 Born December 1,     since 2003                               - Trustee of RIC and RIF until 2002
 1919
 909 A Street
 Tacoma, Washington
 98402-1616
-----------------------------------------------------------------------------------------------------------------------------------

*  Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

                             Disclosure of Information about Fund Directors  321

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       No. of
                                                                                                     Portfolios
                                                                                                     in Russell
                        Position(s) Held                                                                Fund
       Name,             with Fund and            Term               Principal Occupation(s)          Complex          Other
        Age,               Length of               of                       During the                Overseen   Directorships Held
      Address             Time Served            Office                    Past 5 Years              by Trustee      by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES EMERITUS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
 William E. Baxter,   Trustee Emeritus      Five year term     - Retired since 1986                    39        None
 Born June 8, 1925    since 2004                               - Trustee of RIC and RIF until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Lee C. Gingrich,     Trustee Emeritus      Five year term     - Retired since 1995                    39        None
 Born October 6,      since 2006                               - Trustee of RIC and RIF until 2005
 1930                                                          - Chairman of the Nominating and
                                                                 Governance Committee 2001-2005
 909 A Street
 Tacoma, Washington
 98402-1616
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Eleanor W. Palmer,   Trustee Emeritus      Five year term     - Retired since 1981                    39        None
 Born May 5, 1926     since 2004                               - Trustee of RIC and RIF until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
-----------------------------------------------------------------------------------------------------------------------------------

 322  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                Position(s) Held
            Name,                with Fund and         Term                        Principal Occupation(s)
             Age,                  Length of            of                               During the
           Address                Time Served         Office                            Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------
 Cheryl Wichers                 Chief Compliance  Until removed    - Chief Compliance Officer, RIC
 Born December 16, 1966         Officer since     by Independent   - Chief Compliance Officer, RIF
                                2005              Trustees         - Chief Compliance Officer, RIMCo
 909 A Street                                                      - April 2002-May 2005, Manager, Global Regulatory
 Tacoma, Washington                                                  Policy
 98402-1616                                                        - 1998-2002, Compliance Supervisor, Russell Investment
                                                                     Group
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Greg J. Stark,                 President and     Until successor  - President and CEO, RIC and RIF
 Born May 3, 1968               Chief Executive   is chosen and    - Chairman of the Board, President and CEO, RIMCo
                                Officer since     qualified by     - Chairman of the Board, President and CEO, RFD
 909 A Street                   2004              Trustees         - Chairman of the Board and President, Russell
 Tacoma, Washington                                                  Insurance Agency, Inc. (insurance agency ("RIA"))
 98402-1616                                                        - Until 2004, Managing Director of Individual Investor
                                                                     Services, FRC
                                                                   - 2000 to 2004, Managing Director, Sales and Client
                                                                     Service, RIMCo
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson,               Treasurer and     Until successor  - Treasurer, Chief Accounting Officer and CFO, RIC and
 Born November 26, 1963         Chief Accounting  is chosen and      RIF
                                Officer since     qualified by     - Director, Funds Administration, RIMCo, RTC and RFD
 909 A Street                   1998              Trustees         - Treasurer and Principal Accounting Officer, SSgA
 Tacoma, Washington                                                  Funds
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hanly,               Chief Investment  Until removed    - Chief Investment Officer, RIC, RIF, FRC, RTC
 Born November 17, 1964         Officer since     by Trustees      - Director and Chief Investment Officer, RIMCo and RFD
                                2004                               - 1999 to 2003, Chief Financial Officer, FRC, RIC and
 909 A Street                                                        RIF
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Karl J. Ege,                   Secretary since   Until successor  - General Counsel and Managing Director of Law and
 Born October 8, 1941           1994              is chosen and      Government Affairs, Secretary, FRC
                                                  qualified by
 909 A Street                                     Trustees
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------

                             Disclosure of Information about Fund Directors  323

RUSSELL FUNDS

RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

TRUSTEES
 Thaddas L. Alston
 Paul E. Anderson
 Kristianne Blake
 Daniel P. Connealy
 Jonathan Fine
 Michael J.A. Phillips
 Raymond P. Tennison, Jr.
 Jack R. Thompson
 Julie W. Weston

TRUSTEES EMERITUS
 George F. Russell, Jr.
 Paul Anton, Ph.D.
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

OFFICERS
 Gregory J. Stark, President and Chief Executive Officer
 Cheryl Wichers, Chief Compliance Officer
 Thomas F. Hanly, Chief Investment Officer
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Karl J. Ege, Secretary

ADVISOR, ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT
 Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Josiah Quincy Building
 200 Newport Avenue
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) 787-7354

LEGAL COUNSEL
 Dechert LLP
 200 Clarendon Street, 27th Floor
 Boston, MA 02116-5021

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 PricewaterhouseCoopers LLP
 1420 5th Avenue
 Suite 1900
 Seattle, WA 98101

MONEY MANAGERS AS OF OCTOBER 31, 2006

Diversified Equity Fund
 AllianceBernstein, L.P., New York, NY
 Ark Asset Management Co., Inc., New York, NY
 Institutional Capital Corporation, Chicago, IL
 Marsico Capital Management, LLC, Denver, CO
 MFS Institutional Advisors, Inc., Boston, MA
 Montag & Caldwell, Inc., Atlanta, GA
 Schneider Capital Management, Wayne, PA
 Suffolk Capital Management, LLC, New York, NY
 Turner Investment Partners, Inc., Berwyn, PA

Special Growth Fund
 CapitalWorks Investment Partners, LLC, San Diego, CA
 David J. Greene and Company, LLC, New York, NY
 Delphi Management, Inc., Boston, MA
 Goldman Sachs Asset Management, L.P., New York, NY
 Gould Investment Partners, LLC, Berwyn, PA
 Jacobs Levy Equity Management, Inc., Florham Park, NJ
 PanAgora Asset Management, Inc., Boston, MA
 Tygh Capital Management, Inc., Portland, OR

Quantitative Equity Fund
 Aronson+Johnson+Ortiz, L.P., Philadelphia, PA
 Franklin Portfolio Associates, LLC, Boston, MA
 Goldman Sachs Asset Management, L.P., New York, NY
 Jacobs Levy Equity Management, Inc., Florham Park, NJ

International Securities Fund
 AllianceBernstein, L.P., New York, NY
 AQR Capital Management, LLC, Greenwich, CT
 Axiom International Investors, LLC, Greenwich, CT
 Fidelity Management & Research Company, Boston, MA
 Marvin & Palmer Associates, Inc., Wilmington, DE
 MFS Institutional Advisors, Inc., Boston, MA
 Mondrian Investment Partners Limited, London, England
 The Boston Company Asset Management, LLC, Boston, MA
 Wellington Management Company, LLP, Boston, MA

Emerging Markets Fund
 AllianceBernstein, L.P., New York, NY
 Arrowstreet Capital, L.P., Cambridge, MA
 Genesis Asset Managers, LLP, Guernsey, Channel Islands
 Harding Loevner Management, L.P., Somerville, NJ
 T. Rowe Price International, Inc., Baltimore, MD

Real Estate Securities Fund
 AEW Management and Advisors, L.P., Boston, MA
 Heitman Real Estate Securities, LLC, Chicago, IL
 INVESCO Institutional (N.A.), Inc., which acts as a money manager to the Fund through its INVESCO Real Estate division, Dallas, TX
 RREEF America, LLC, Chicago, IL

 324  Manager, Money Managers and Service Providers

RUSSELL FUNDS

RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

Short Duration Bond Fund
 Merganser Capital Management, L.P., Boston, MA
 Pacific Investment Management Company, LLC, Newport Beach, CA
 STW Fixed Income Management, Carpinteria, CA

Diversified Bond Fund
 Bear Stearns Asset Management, Inc., New York, NY
 Lehman Brothers Asset Management, LLC, Chicago, IL
 Pacific Investment Management Company, LLC, Newport Beach, CA
 Western Asset Management, Pasadena, CA
 Western Asset Management Company Ltd., London England

Multistrategy Bond Fund
 Bear Stearns Asset Management, Inc., New York, NY
 Delaware Management Company, a series of Delaware Management Business Trust,
   Philadelphia, PA
 Goldman Sachs Asset Management, L.P., New York, NY
 Morgan Stanley Investment Management, Inc.,
   West Conshohocken, PA
 Pacific Investment Management Company, LLC,
   Newport Beach, CA

Tax Exempt Bond Fund
 Delaware Management Company, a series of Delaware Management Business Trust,
   Philadelphia, PA
 Standish Mellon Asset Management Company, LLC, Boston, MA

Tax-Managed Large Cap Fund
 J.P. Morgan Investment Management, Inc., New York, NY
 Nicholas-Applegate Capital Management, LLC, San Diego, CA
 Palisades Investment Partners, LLC, Santa Monica, CA
 Sands Capital Management, Inc., Arlington, VA
 Turner Investment Partners, Inc., Berwyn, PA

Tax-Managed Mid & Small Cap Fund
 Chartwell Investment Partners, Berwyn, PA
 Netols Asset Management, Inc., Mequon, WI
 Parametric Portfolio Associates, LLC, Seattle, WA
 Transamerica Investment Management, LLC, Los Angeles, CA
 Turner Investment Partners, Inc., Berwyn, PA

Select Growth Fund
 Ark Asset Management Co., Inc., New York, NY
 CapitalWorks Investment Partners, LLC, San Diego, CA
 Delaware Management Company, a series of Delaware Management Business Trust,
   Philadelphia, PA
 Fuller & Thaler Asset Management, Inc., San Mateo, CA
 Sustainable Growth Advisers, L.P., Stamford, CT
 Turner Investment Partners, Inc., Berwyn, PA

Select Value Fund
 DePrince, Race & Zollo, Inc., Orlando, FL
 Iridian Asset Management, LLC, Westport, CT
 MFS Institutional Advisors, Inc., Boston, MA
 Netols Asset Management, Inc., Mequon, WI

 Systematic Financial Management, L.P., Teaneck, NJ

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                              Manager, Money Managers and Service Providers  325

                      (This page intentionally left blank)

(RUSSELL LOGO)

RUSSELL INVESTMENT COMPANY
909 A Street
Tacoma, Washington 98402

800-787-7354
Fax: 253-591-3495

www.russell.com

On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company, and Frank Russell Investment Management Company changed its
name to Russell Investment Management Company.               36-08-019 (1 10/06)

LIFEPOINTS FUNDS

2006 ANNUAL REPORT

CLASS A, C, E, R1, R2, R3*, AND S SHARES:

EQUITY GROWTH STRATEGY FUND (formerly Equity Aggressive Strategy Fund)

GROWTH STRATEGY FUND (formerly Aggressive Strategy Fund)

BALANCED STRATEGY FUND

MODERATE STRATEGY FUND

CONSERVATIVE STRATEGY FUND


CLASS A, E, R1, R2, R3*, AND S SHARES:

2010 STRATEGY FUND

2020 STRATEGY FUND

2030 STRATEGY FUND

2040 STRATEGY FUND


OCTOBER 31, 2006

                                                                  (RUSSELL LOGO)

Russell Investment Company

Russell Investment Company is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on nine of these Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

                                  [Blank Page]

                           Russell Investment Company

                              LifePoints(R) Funds

                                 Annual Report

                                October 31, 2006

                               Table of Contents

                                                                            Page
To Our Clients.......................................................         3

Market Summary.......................................................         4

Equity Growth Strategy Fund..........................................        10

Growth Strategy Fund.................................................        18

Balanced Strategy Fund...............................................        26

Moderate Strategy Fund...............................................        34

Conservative Strategy Fund...........................................        42

2010 Strategy Fund...................................................        48

2020 Strategy Fund...................................................        54

2030 Strategy Fund...................................................        60

2040 Strategy Fund...................................................        66

Statement of Assets and Liabilities..................................        72

Statement of Operations..............................................        76

Statements of Changes in Net Assets..................................        78

Financial Highlights.................................................        82

Notes to Financial Highlights........................................        96

Notes to Financial Statements........................................        97

Report of Independent Registered Public Accounting Firm..............       117

Tax Information......................................................       118

Basis for Approval of Investment Advisory Contracts..................       119

Shareholder Requests for Additional Information......................       123

Disclosure of Information about Fund Directors.......................       124

Manager, Money Managers and Service Providers........................       129

Russell Investment Company - LifePoints(R) Funds.

Copyright (c) Russell Investment Group 2006. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

FUND OBJECTIVES, RISKS, CHARGES AND EXPENSES SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER IMPORTANT INFORMATION MUST PRECEDE OR ACCOMPANY THIS MATERIAL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

SECURITIES DISTRIBUTED THROUGH RUSSELL FUND DISTRIBUTORS, INC. MEMBER NASD, PART OF RUSSELL INVESTMENT GROUP.

Effective July 1, 2006 Frank Russell Investment Company changed its name to Russell Investment Company ("RIC"). RIC Funds are distributed by Russell Fund Distributors, Inc., and advised by Russell Investment Management Company ("RIMCo"). Effective July 1, 2006 RIMCo changed its name from Frank Russell Investment Management Company.

Russell Investment Group and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

TO OUR CLIENTS



As you read Russell Investment Company's 2006 Annual Report, we would like to take this opportunity to review our investment approach, which is designed to help long-term investors build financial security and save for retirement.

Our process is complex, but our goal is simple. We evaluate and select money managers in each asset class and within each investment style. Then we build diversified mutual funds aimed at providing long-term, consistent results.

Russell guides investments for some of the world's largest investors--and we provide that same manager research to our mutual funds, which are available to individual investors.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

   (/s/ GREG STARK)

Greg Stark

Chief Executive Officer, Chairman and President.

                                                               To Our Clients  3

RUSSELL INVESTMENT COMPANY

MARKET SUMMARY AS OF OCTOBER 31, 2006 (UNAUDITED)

U.S. EQUITY MARKETS

For the fiscal year ending October 31, 2006, investors were preoccupied by The Federal Reserve Board's actions and commentary. In the first half of the year, when both economic growth and inflation were running above the Fed's comfort levels, the U.S. stock market was led by highly cyclical stocks, especially those tied to the strong performing commodities market. The stock market rewarded companies that were generating strong earnings growth in an economy that was growing at unsustainable levels.

However, the cumulative effects of rising energy prices and interest rates, and a notable slowdown in housing activity eventually resulted in the moderation in economic activity that the Fed had been seeking. By late spring and early summer 2006, investors were now asking whether the Fed had engineered a hard landing for the economy and whether a housing-led recession was unavoidable. This marked change in investor sentiment was reflected in a significant leadership reversal with lower risk, recession resistant stocks gaining favor. Now, the market favored stocks with the highest dividend yields as companies with above-average earnings growth prospects lost favor. Interestingly, however, overall market indexes showed impressive gains during the fiscal year, as the market responded to both sensational corporate earnings and evidence that the Fed's tightening cycle had ended. For the fiscal year ending October 31, 2006, the Russell 3000(R) Index returned 16.37%.

Despite the backdrop of strong corporate earnings (that have grown at double digit rates for the last three years), overall market leadership in this period was highly defensive. Stocks with high dividend yields substantially outperformed lower yielding stocks. Companies with well above-average growth rates lagged, in favor of slower growing firms. This investor preference for yield over growth was reflected in style leadership for the fiscal year, as the Russell 1000 Value(R) Index (+21.45%) outperformed the Russell 1000 Growth(R) Index (+10.86%). This extended the multi-year outperformance of value stocks and resulted in a further compression of valuations among companies (i.e., the dispersion of P/E multiples within the stock market).

Some of the value leadership is attributable to the market's preference for yield and interest rate sensitivity as investors digested the Fed's interest rate pause. Among the best sector performers were utilities (+26.77%) and financial services (+19.77%). Meanwhile, REITs returned an extraordinary 36.37%. In contrast, traditional growth sector returns within the Russell 1000(R) Index such as technology (+11.68%), health care (+10.34%), and consumer discretionary (+13.68%), while delivering positive absolute returns, lagged the Russell 1000(R) Index.

Market leadership continued to favor smaller and medium sized companies, although the spread narrowed as investors grew more defensive. The Russell 1000(R) Index (an index of large and medium capitalization companies) returned 16.02% versus 19.96% for the Russell 2000(R) Index (an index of small capitalization companies).

The fiscal year was extremely challenging for active money managers across the style spectrum. The Lipper Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 1.81%, the Lipper Large Cap Value Funds Average lagged the Russell 1000(R) Value Index by 3.72%, the Lipper Large Cap Growth Funds

 4  Market Summary

RUSSELL INVESTMENT COMPANY

Average underperformed the Russell 1000(R) Growth Index by 3.44%, and the Lipper Small-Cap Core Funds Average trailed the Russell 2000(R) by 3.56%. Even though the Lipper returns are net of fees, the actively managed mutual funds still trailed the indexes by a large margin.

The main contributors to the difficult active management environment were the significant out-performance of higher yielding stocks that many value investors considered overvalued and the poor returns of the faster growing companies within the growth arena. With the narrow valuation spreads among companies of differing growth rates, active money managers were positioned toward "growthier" companies within their benchmarks. The market did not reward this positioning during this period.

U.S. REAL ESTATE MARKETS

During the past fiscal year, the public real estate investment trust (REIT) market again exhibited strong performance. REITs, as measured by the FTSE-NAREIT US Equity REIT Index (NAREIT Equity Index), posted a 36.37% total return for the fiscal year ending October 31, 2006. Several factors helped boost REIT performance including robust demand for real estate by private institutional investors, a wave of REIT privatizations and an overall equity market that continued to reward higher yielding stocks.

Apartment, office and industrial were the best performing sectors for the year; all generating total returns in excess of 40%. The specialty sector, which includes several timber companies, and the manufactured home sub-sector were the poorest performers.

Over the first ten months of calendar year 2006, there were ten major REIT mergers/privatizations transactions with a total value over $37 billion. These transactions, in which the acquirers, mainly private buyers, purchase all of the outstanding publicly traded shares of a REIT, have helped increase REIT share prices to higher levels. The level of transaction activity in the first 10 months of 2006 increased significantly over the entire year of 2005, which saw approximately $27 billion in transactions. Putting this transaction volume in perspective, with the market capitalization of the NAREIT Equity Index at approximately $387 billion on October 31, 2006, about 10% of the REIT industry was sold to a combination of public and private buyers. When compared to REIT share prices prior to the announcements, the 2006 transactions averaged an overall 8.60% premium. Privatization activity was driven by well-capitalized buyers, including so called "club deals" involving more than one buyer and motivated sellers willing to sell their companies into a strong real estate market to take advantage of the attractive 15% capital gains tax rate. The majority of activity was focused among office companies, which accounted for approximately 60% of the 2006 transaction value. The office sector's strong performance was driven by improvement in property fundamentals and deal activity.

At the end of the fiscal year, while REITs were trading near private market valuation levels, they were also trading at the top of historic ranges versus stocks and bonds.

NON-U.S. EQUITY MARKETS

Non-U.S. stocks gained 28.04% as measured by the MSCI EAFE Index (gross) for the fiscal year ending October 31, 2006. Non-U.S. stocks were boosted as the US dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE Index rose 22.41% over the 12-month period.

Non-U.S. stocks benefited from continued global growth and strong corporate earnings. The world became more integrated; however, the U.S. economy and markets continued to drive the prospects for global growth. There was evidence of this as the U.S. interest rate cycle and direction of the Federal Reserve affected global markets. Growth in emerging economies like India and China also had an increasing impact on the strength of developed markets through their demand for goods and infrastructure development.

                                                               Market Summary  5

RUSSELL INVESTMENT COMPANY

After strong gains in 2005, MSCI Japan Index lagged other major non-U.S. markets in the fiscal year, returning 16.63%. Investor sentiment waned towards Japanese stocks on fears of a deceleration in the economy. Elsewhere in the region, MSCI Pacific ex Japan Index gained 28.73% due to strong gains in Australian and Singapore companies.

Europe, as represented by the MSCI Europe Index, outperformed the Pacific Basin, as represented by the MSCI Pacific Basin Index, returning 32.32% over the fiscal year. Across Europe, the best performing sectors were utilities and materials, both up over 50%. By country, smaller markets such as Spain and the Netherlands fared best. Helped by strong performance of health care, materials and utilities stocks, Europe's larger markets of Germany and France delivered returns above the index. Elsewhere, MSCI United Kingdom Index lagged Europe with a gain of 28.55%. The U.K. underperformed the rest of Europe due to weakness in its energy and telecommunication sectors. The Bank of England raised interest rates due to greater inflationary pressures as small signs of economic improvement became evident over the fiscal year.

From the sector perspective, utilities performed best across the non-U.S. developed markets, returning 42.50%, as represented by the MSCI EAFE Index, largely due to a mid-year shift in market sentiment whereby defensive-oriented, high dividend yielding stocks gained favor. The materials sector, led by metals and mining stocks, was also a strong performer, up 38.79% as measured by the materials sector grouping based on the Global Industry Classification Standard
(GICS) definitions. The financial sector also performed well returning 34.16% as measured by the financials sector grouping based on the GICS definitions; whereas, technology and energy were the worst performing sectors over the period, with gains of only 14.04% and 13.23%, respectively, as measured by the technology and energy sector groupings based on the GICS definitions. Energy stocks fell from mid-July to late September as the price of oil fell dramatically, from nearly $80 per barrel to less than $60.

With the value segment of MSCI EAFE Index more weighted towards industrial cyclicals (materials) and financials, the market environment was slightly more favorable for value-oriented investors. The MSCI EAFE Value Index rose 31.66%, compared with 24.41% for the MSCI EAFE Growth Index. Investors continued to favor smaller capitalization stocks over larger capitalization stocks with the S&P/Citigroup EMI World ex US Index (an index of smaller capitalization companies) up 32.03% in the period versus the S&P/Citigroup PMI World ex US (in index of larger capitalization companies) up 27.47%.

Markets not represented in the MSCI EAFE Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed counterparts, as the MSCI Emerging Markets Index rose 35.42%. Emerging markets countries benefited from the materials and industrials sectors. Canadian stocks rose 27.50% (MSCI Canada Index) during the period.

EMERGING MARKETS

During the fiscal year, the MSCI Emerging Markets Index (gross) posted strong returns of 35.42%, outperforming developed markets as measured by the MSCI World Index Free which returned 21.91%. The emerging markets asset class performed strongly in the first half of the fiscal year until early May 2006. The strong returns were driven by strong performance of large capitalization emerging markets stocks, significant asset inflows and outperformance of energy and material stocks on the back of strong commodity prices. In early May, there was a strong market reversal, which brought with it an increase in risk aversion. Investors re-focused on global inflation and interest rate concerns and commodity prices slipped from their record highs. The markets that had performed well earlier in the year were subject to the largest sell-offs and emerging markets fell more than 24% from its high point. In mid-June, the markets stabilized and recovered most of the losses from the sell-off. Contained U.S. inflation and expectations that global monetary tightening had peaked

 6  Market Summary

RUSSELL INVESTMENT COMPANY

outweighed concerns of a U.S. economic slowdown and gave a positive backdrop for improved performance in emerging markets equities.

In terms of regions, both Asia (+38.71% as measured by the MSCI EM Asia Index) and Latin America (+38.47% as measured by the MSCI EM Latin America Index) were strong performers. The MSCI EM (Emerging Markets) Europe, Middle East and Africa Index (EMEA) underperformed the MSCI EM (Emerging Markets) Index, but still posted a respectable return of 27.47%. Some of the smaller markets such as Indonesia, Morocco, Peru and the Philippines, were the best performers, each returning more than 59% as measured by the MSCI Indonesia, MSCI Morocco, MSCI Peru and MSCI Philippines Indexes, respectively. However, some large markets, such as India, which enjoyed strong macroeconomic strength (+66.79% as measured by the MSCI India Index), China (+58.94% as measured by the MSCI China Index), and Russia (+54.76% as measured by the MSCI Russia Index) also posted strong returns. MSCI Barra increased Russia's weight in the MSCI EM (Emerging Markets) Index twice over the fiscal year, and at the end of the period, Russia was the third largest country weight in that Index. The small market of Jordan was the only country with negative absolute returns, falling 27.45% as measured by the MSCI Jordan Index. Other notable relative underperformers included Turkey (+17.07% as measured by the MSCI Turkey Index), Egypt (+22.48% as measured by the MSCI Egypt Index), South Africa (+25.54% as measured by the MSCI South Africa Index), and Taiwan (+26.06% as measured by the MSCI Taiwan Index). Returns from Turkey and South Africa were dampened by their currencies, which fell more than 7% each. Israel (+4.14% as measured by the MSCI Israel Index) also underperformed following Prime Minister Ariel Sharon's stroke and Islamist militant group Hamas' Palestinian parliamentary elections victory.

Currencies were broadly strong against the U.S. dollar with some, such as the Korean won, up more than 10%.

The industrial sectors performed well. Although consumer discretionary and technology stocks underperformed the index, they still returned more than 25% in absolute terms. The small sector of health care was notably weak returning only 3.99% due to stock-specific concerns of the large cap company, Teva Pharmaceuticals.

U.S. FIXED INCOME MARKETS

The Federal Reserve Board's interest rate hikes were one of the biggest factors impacting the fixed income markets. The Fed raised the target fed funds rate (the interest rate at which depository institutions lend money at the Fed to other depository institutions overnight) six times throughout the fiscal year, from 3.75% at the end of October 2005 to 5.25% one year later. The Fed's interest rate hikes reflected a continued attempt to move toward a neutral monetary policy to counter rising inflationary pressures. Despite inflation measures that remained elevated and above the Fed's comfort level, the Fed's highly anticipated pause, after 17 consecutive rate hikes since June 2004, came in August. The Fed cited moderating economic growth and the cumulative effects of previous interest rate hikes as impetuses for the pause. The Treasury yield curve moved markedly from month to month as investors tried to reconcile conflicting economic signals (e.g., a slowing housing market, rising (and falling) commodity prices, wage inflation, and productivity concerns). On a rolling one-year basis, however, shorter-term rates followed Fed policy, while longer-term rates remained virtually unchanged. This resulted in an upward-sloping, normal yield curve becoming inverted (when short term interest rates exceed long rates) by fiscal year end. With nearly static intermediate and long-term rates, investment grade bonds relied upon higher coupon rates in order to provide yield higher than US Treasuries. The Lehman Brothers US Aggregate Bond Index, a broad measure of US investment grade fixed income securities, returned 5.19% for the fiscal year ending October 31, 2006.

                                                               Market Summary  7

RUSSELL INVESTMENT COMPANY

Among sectors, the riskier sectors continued to post strong performance. As in the three prior years, high yield and emerging market debt bonds outperformed other bond sectors.

High yield bonds continued to benefit from record low corporate default levels, as well as strong technical demand for increased yield. The high yield bond sector, as represented by the Lehman Brothers US Corporate High Yield Index, returned 10.31% over the year compared to 4.43% for the Lehman Brothers US Treasury Index. Emerging market debt performed well due in part to commodity price increases, credit ratings upgrades and relatively non-turbulent election cycles. Emerging market bonds, as represented by the Lehman Brothers Emerging Markets (US Dollar) Index, returned 12.02%.

Investment grade corporate bonds benefited from the same factors that drove the high yield market. For the fiscal year, the Lehman Brothers US Credit Index returned 5.36%. Despite another year of increased regulatory scrutiny of the mortgage market, mortgage securities continued to do well. The Lehman Brothers MBS Fixed Rate Index returned 5.68%. As the fiscal year ended, yield spreads between corporate bonds and mortgages relative to Treasuries continued to be at historical lows. This reflected a search for yield even in the face of a bondholder-unfriendly market environment with loosening underwriting standards, share repurchases and escalating leveraged buyout activity.

 8  Market Summary

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
EQUITY GROWTH STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

[PERFORMANCE LINE GRAPH]

                                                EQUITY GROWTH STRATEGY -
                                                         CLASS E              RUSSELL 1000 INDEX **           MSCI EAFE ***
                                                ------------------------      ---------------------           -------------
Inception*                                                10000                       10000                       10000
1997                                                       9480                        9676                        9231
1998                                                      10114                       11583                       10122
1999                                                      12204                       14547                       12453
2000                                                      13164                       15864                       12093
2001                                                      10174                       11734                        9078
2002                                                       8948                       10020                        7878
2003                                                      11265                       12256                       10008
2004                                                      12598                       13400                       11894
2005                                                      14372                       14803                       14046
2006                                                      17249                       17175                       17911

Equity Growth Strategy Fund - Class A#
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 13.08%
5 Years                                10.22%sec.
Inception*                              5.69%sec.

Equity Growth Strategy Fund - Class C++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 19.16%
5 Years                                10.30%sec.
Inception*                              5.50%sec.

Equity Growth Strategy Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 20.02%
5 Years                                11.14%sec.
Inception*                              6.18%sec.

Equity Growth Strategy Fund - Class R1++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 20.34%
5 Years                                11.41%sec.
Inception*                              6.42%sec.

Equity Growth Strategy Fund - Class R2+++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 20.09%
5 Years                                11.15%sec.
Inception*                              6.19%sec.

Equity Growth Strategy Fund - Class R3+
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 19.61%
5 Years                                10.85%sec.
Inception*                              5.94%sec.

Equity Growth Strategy Fund - Class S+++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 20.34%
5 Years                                11.41%sec.
Inception*                              6.42%sec.

Russell 1000(R) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.02%
5 Years                                 7.92%sec.
Inception*                              6.13%sec.

 10  Equity Growth Strategy Fund

RUSSELL INVESTMENT COMPANY
EQUITY GROWTH STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

MSCI EAFE Index***
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 28.04%
5 Years                                14.56%sec.
Inception*                              6.63%sec.

                                                 Equity Growth Strategy Fund  11

RUSSELL INVESTMENT COMPANY
EQUITY GROWTH STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Equity Growth Strategy Fund ("Fund") seeks to provide high long term capital appreciation.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Equity Growth Strategy Fund Class E, Class R3 (formerly Class D), Class C, Class S and Class A Shares gained 20.02%, 19.61%, 19.16%, 20.34% and 19.99%, respectively. This compared to the
Russell 1000(R) Index, which gained 16.02% during the same period.

From May 19, 2006 to October 31, 2006 the Equity Growth Strategy Fund Class R1 Shares gained 8.32%. Class R1 Shares commenced operation on May 19, 2006. This compared to the Russell 1000(R) Index, which gained 9.52% during the same period.

From March 29, 2006 to October 31, 2006 the Equity Growth Strategy Fund Class R2 Shares gained 6.82%. Class R2 Shares commenced operation on March 29, 2006. This compared to the Russell 1000(R) Index, which gained 7.15% during the same period.

The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the "Underlying Funds") in which it invests. The strong performance of all equities held by the Underlying Funds supported the Fund's return for the fiscal year. While both U.S. and non-U.S. equities produced strong absolute returns, REITs (real estate investment trusts), which generally have higher yields than the broad equity market, contributed most to performance. Higher yielding, value stocks led U.S. and non-U.S. developed market returns. As a result, the Underlying Funds' overweight to equities with above average earnings, growth rates and lower valuations relative to the market in both U.S. and non-U.S. developed markets, detracted from the Underlying Funds' performance. The Fund's exposure to emerging markets contributed positively to returns as these markets benefited from the high prices of oil and commodities.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND THE MONEY MANAGERS OF THE UNDERLYING FUNDS AFFECT THE FUND'S PERFORMANCE?

The U.S. equity Underlying Funds held by the Fund (63% of the Fund's assets are allocated to U.S. equity Underlying Funds) participated in the broad market rally that favored cyclical stocks. However, one of the U.S. equity large cap Underlying Funds was overweight in stocks with above average growth rates and this stance was unrewarded during the fiscal year. The quantitative U.S. equity large cap Underlying Fund had higher relative performance as it was overweight in lower valuation stocks and underweight in stocks with high forecasted growth rates. However, this Underlying Fund's tilt towards positive price momentum and earnings surprises and underweight in utilities partially offset the positive contribution to its performance from its valuation stance. In the U.S. small cap equity Underlying Fund, strong stock selection in traditional growth sectors, such as technology and consumer discretionary, positively contributed to the performance of that Underlying Fund. However, the U.S. equity small cap managers of this Underlying Fund were challenged by changes in market leadership and periods of defensiveness where REITs and high dividend-paying stocks were favored by the market.

The real estate Underlying Fund (7% of the Fund's assets are allocated to a real estate Underlying Fund) performed well due to strong sector allocation. This Underlying Fund benefited from an overweight to the apartments and lodging/resorts sectors. Stock selection also added value, particularly within the office sector. Finally, an emphasis on the larger and more liquid REITs also contributed to this Underlying Fund's strong performance.

Both the non-U.S. and emerging markets Underlying Funds (a combined 29% of the Fund's assets are allocated to non-U.S. and emerging markets Underlying Funds) provided strong absolute returns. However, in the non-U.S. Underlying Fund, weak European ex-U.K. stock selection slightly offset strong stock selection in the U.K. and Japan. The non-U.S. Underlying Fund's slight tilt towards growth also detracted from the Underlying Fund's performance in the fiscal year. In the emerging markets, Underlying Fund, an underweight in India and stock selection in India and Korea also resulted in slightly below benchmark performance.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

There were no changes made to Fund's structure or the allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

 12  Equity Growth Strategy Fund

RUSSELL INVESTMENT COMPANY
EQUITY GROWTH STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------



                              --------------------

*      Commenced operations by issuing Class E Shares on September 30,
       1997.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***    Morgan Stanley Capital International Europe, Australia, Far East
       (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

# The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to that date are the performance of the Fund's Class E Shares and do not reflect the deduction of Rule 12b-1 distribution fees. Had it done so, the returns shown would have been lower. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

+      The Fund first issued Class D Shares on March 24, 1998. Class D
       Shares were redesignated Class R3 Shares on March 1, 2006. The returns shown for Class R3 Shares prior to March 24, 1998 are the performance of the Fund's Class E Shares, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class R3 Shares. Had it done so, the returns shown would have been lower.

++ The Fund first issued Class C Shares on February 11, 1999. The returns shown for Class C Shares are the performance of the Fund's Class E Shares from September 30, 1997 to March 23, 1998 and the performance of the Fund's Class D Shares from March 24, 1998 to February 10, 1999, and does not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

+++ The Fund first issued Class S Shares on January 31, 2000. The returns shown for Class S Shares prior to January 31, 2000 are the performance of the Fund's Class E Shares.

++++ The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to May 19, 2006 are the performance of the Fund's Class E Shares from September 30, 1997 to January 30, 2000 and the performance of the Fund's Class S Shares from January 31, 2000 to May 18, 2006.

+++++ The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the performance of Class E Shares.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                 Equity Growth Strategy Fund  13

RUSSELL INVESTMENT COMPANY
EQUITY GROWTH STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,037.00      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,033.60      $     1,020.16
Expenses Paid During
Period*                       $         5.13      $         5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,036.70      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 14  Equity Growth Strategy Fund

RUSSELL INVESTMENT COMPANY
EQUITY GROWTH STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R1                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 19, 2006                  $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,083.20      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 166/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R2                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,037.60      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R3                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,035.30      $     1,022.68
Expenses Paid During
Period*                       $         2.57      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,038.30      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                 Equity Growth Strategy Fund  15

RUSSELL INVESTMENT COMPANY
EQUITY GROWTH STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 98.9%
Other Russell Investment Company Series Mutual
   Funds - Class S Shares

Domestic Equities - 70.2%
Diversified Equity Fund                             9,190,278         450,507
Quantitative Equity Fund                           10,736,957         450,845
Real Estate Securities Fund                         1,914,675         110,132
Special Growth Fund                                 1,658,403          92,986
                                                                 ------------
                                                                    1,104,470
                                                                 ------------

International Equities - 28.7%
Emerging Markets Fund                               3,578,177          78,398
International Securities Fund                       4,710,205         373,143
                                                                 ------------
                                                                      451,541
                                                                 ------------

TOTAL INVESTMENTS - 98.9%
(identified cost $1,200,380)                                        1,556,011

OTHER ASSETS AND LIABILITIES,
NET - 1.1%                                                             17,167
                                                                 ------------

NET ASSETS - 100.0%                                                 1,573,178
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Domestic Equities                                            70.2
International Equities                                       28.7
                                                  ---------------
Total Investments                                            98.9
Other Assets and Liabilities, Net                             1.1
                                                  ---------------

                                                            100.0
                                                  ===============

See accompanying notes which are an integral part of the financial statements.

 16  Equity Growth Strategy Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
GROWTH STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
[PERFORMANCE LINE GRAPH]

                                         GROWTH STRATEGY -                              RUSSELL 1000(R)        LEHMAN BROTHERS
                                              CLASS E              MSCI EAFE **            INDEX ***         AGGREGATE BOND ****
                                         -----------------         ------------         ---------------      -------------------
Inception*                                     10000                  10000                  10000                  10000
1997                                            9750                   9231                   9718                  10161
1998                                           10293                  10122                  11634                  11109
1999                                           12027                  12453                  14611                  11168
2000                                           12952                  12093                  15934                  11984
2001                                           10828                   9078                  11785                  13729
2002                                            9893                   7878                  10064                  14537
2003                                           12159                  10008                  12310                  15250
2004                                           13462                  11894                  13459                  16093
2005                                           14996                  14046                  14868                  16276
2006                                           17535                  17911                  17250                  17120

Growth Strategy Fund - Class A#
----------------------------------------------------------


     PERIODS ENDED                  TOTAL
       10/31/06                    RETURN
-----------------------    -----------------------
1 Year                              10.20%
5 Years                              8.82%sec.
Inception*                           5.66%sec.

Growth Strategy Fund - Class C++
----------------------------------------------------------


     PERIODS ENDED                  TOTAL
       10/31/06                    RETURN
-----------------------    -----------------------
1 Year                              15.95%
5 Years                              9.32%sec.
Inception*                           5.65%sec.

Growth Strategy Fund - Class E
----------------------------------------------------------


     PERIODS ENDED                  TOTAL
       10/31/06                    RETURN
-----------------------    -----------------------
1 Year                              16.93%
5 Years                             10.12%sec.
Inception*                           6.35%sec.

Growth Strategy Fund - Class R1++++
----------------------------------------------------------


     PERIODS ENDED                  TOTAL
       10/31/06                    RETURN
-----------------------    -----------------------
1 Year                              17.12%
5 Years                             10.39%sec.
Inception*                           6.55%sec.

Growth Strategy Fund - Class R2+++++
----------------------------------------------------------


     PERIODS ENDED                  TOTAL
       10/31/06                    RETURN
-----------------------    -----------------------
1 Year                              16.91%
5 Years                             10.12%sec.
Inception*                           6.35%sec.

Growth Strategy Fund - Class R3+
----------------------------------------------------------


     PERIODS ENDED                  TOTAL
       10/31/06                    RETURN
-----------------------    -----------------------
1 Year                              16.62%
5 Years                              9.85%sec.
Inception*                           6.11%sec.

Growth Strategy Fund - Class S+++
----------------------------------------------------------


     PERIODS ENDED                  TOTAL
       10/31/06                    RETURN
-----------------------    -----------------------
1 Year                              17.12%
5 Years                             10.39%sec.
Inception*                           6.55%sec.

MSCI EAFE Index**
----------------------------------------------------------


     PERIODS ENDED                  TOTAL
       10/31/06                    RETURN
-----------------------    -----------------------
1 Year                              27.52%
5 Years                             14.56%sec.
Inception*                           6.63%sec.

 18  Growth Strategy Fund

RUSSELL INVESTMENT COMPANY
GROWTH STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Russell 1000(R) Index***
----------------------------------------------------------


     PERIODS ENDED                  TOTAL
       10/31/06                    RETURN
-----------------------    -----------------------
1 Year                              16.02%
5 Years                              7.92%sec.
Inception*                           6.16%sec.

Lehman Brothers Aggregate Bond Index****
----------------------------------------------------------


     PERIODS ENDED                  TOTAL
       10/31/06                    RETURN
-----------------------    -----------------------
1 Year                               5.19%
5 Years                              4.51%sec.
Inception*                           6.07%sec.

                                                        Growth Strategy Fund  19

RUSSELL INVESTMENT COMPANY
GROWTH STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Growth Strategy Fund ("Fund") seeks to provide high long term capital appreciation with low current income.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Growth Strategy Fund Class E, Class R3 (formerly D), Class C, Class S and Class A Shares gained 16.93%, 16.62%, 15.95%, 17.12% and 16.87%, respectively. This compared to the Russell 1000(R) Index, which gained 16.02% during the same period.

From May 19, 2006 to October 31, 2006 the Growth Strategy Fund Class R1 Shares gained 7.41%. Class R1 Shares commenced operation on May 19, 2006. This compared to the Russell 1000(R) Index, which gained 9.52% during the same period.

From March 29, 2006 to October 31, 2006 the Growth Strategy Fund Class R2 Shares gained 6.23%. Class R2 Shares commenced operation on March 29, 2006. This compared to the Russell 1000(R) Index, which gained 7.15% during the same period.

The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the "Underlying Funds") in which it invests. The strong performance of all equities held by the Underlying Funds supported the Fund's return for the fiscal year. While both U.S. and non-U.S. equities produced strong absolute returns, REITs (real estate investment trusts), which generally have higher yields than the broad equity market, contributed most. Higher yielding, value stocks led U.S. and non-U.S. developed market returns. As a result, the Underlying Funds' overweight to equities with above average earnings, growth rates and lower valuations relative to the market in both U.S. and non-U.S. developed markets, detracted from the Underlying Funds' performance. The Fund's exposure to emerging markets contributed positively to returns as these markets benefited from the high prices of oil and commodities. Though the fixed income component fared better in fiscal year 2006 than the previous year, returns were more modest than for equities.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND THE MONEY MANAGERS OF THE UNDERLYING FUNDS AFFECT THE FUND'S PERFORMANCE?

The U.S. equity Underlying Funds held by the Fund (51% of the Fund's assets are allocated to U.S. equity Underlying Funds) participated in the broad market rally that favored cyclical stocks. However, one of the U.S. equity large cap Underlying Funds was overweight in stocks with above average growth rates and this stance was unrewarded during the fiscal year. The quantitative U.S. equity large cap Underlying Fund had higher relative performance as it was overweight in lower valuation stocks and underweight in stocks with high forecasted growth rates. However, this Underlying Fund's tilt towards positive price momentum and earnings surprises and underweight in utilities partially offset the positive contribution to its performance from its valuation stance. In the U.S. small cap equity Underlying Fund, strong stock selection in traditional growth sectors, such as technology and consumer discretionary, positively contributed to the performance of that Underlying Fund. However, the U.S. equity small cap managers of this Underlying Fund were challenged by changes in market leadership and periods of defensiveness where REITs and high dividend-paying stocks were favored by the market.

The real estate Underlying Fund (6% of the Fund's assets are allocated to a real estate Underlying Fund) performed well due to strong sector allocation. This Underlying Fund benefited from an overweight to the apartments and lodging/resorts sectors. Stock selection also added value, particularly within the office sector. Finally, an emphasis on the larger and more liquid REITs also contributed to the Underlying Fund's strong performance.

Both the non-U.S. and emerging markets Underlying Funds (a combined 23% of the Fund's assets are allocated to non-U.S. and emerging markets Underlying Funds) provided strong absolute returns. However, in the non-U.S. Underlying Fund, weak European ex-U.K. stock selection slightly offset strong stock selection in the U.K. and Japan. The non-U.S. Underlying Fund's slight tilt towards growth also detracted from that Underlying Fund's performance in the fiscal year. In the emerging markets Underlying Fund, an underweight in India and stock selection in India and Korea also resulted in slightly below benchmark performance.

The fixed income Underlying Funds (20% of the Fund's assets are allocated to fixed income Underlying Funds) had mixed results relative to their benchmarks. While modest allocations to emerging market and high yield debt added value, underweights in corporate bonds, on valuation concerns, security selection within the mortgage sector and a slightly shorter than benchmark duration stance detracted from these Underlying Funds returns.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

There were no changes made in the Fund's structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the

 20  Growth Strategy Fund

RUSSELL INVESTMENT COMPANY
GROWTH STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.


                              --------------------

*      Commenced operations by issuing Class E Shares on September 16,
       1997.

**     Morgan Stanley Capital International Europe, Australia, Far East
       (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

*** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

**** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

# The Fund first issued Class A Shares on March 10, 2003. The returns shown for Class A Shares prior to that date are the performance of the Fund's Class E Shares and do not reflect the deduction of Rule 12b-1 distribution fees. Had it done so, the returns shown would have been lower. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

+      The Fund first issued Class D Shares on March 24, 1998. Class D
       Shares were redesignated Class R3 Shares on March 1, 2006. The returns shown for Class R3 Shares prior to March 24, 1998 are the performance of the Fund's Class E Shares, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class R3 Shares. Had it done so, the returns shown would have been lower.

++ The Fund first issued Class C Shares on January 29, 1999. The returns shown for Class C Shares are the performance of the Fund's Class E Shares from September 16, 1997 to March 23, 1998 and the performance of the Fund's Class D Shares from March 24, 1998 to January 28, 1999, and does not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

+++ The Fund first issued Class S Shares on February 1, 2000. The returns shown for Class S Shares prior to February 1, 2000 are the performance of the Fund's Class E Shares.

++++ The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to May 19, 2006 are the performance of the Fund's Class E Shares from September 16, 1997 to January 31, 2000 and the performance of the Fund's Class S Shares from February 1, 2000 to May 18, 2006.

+++++ The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the performance of Class E Shares.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                        Growth Strategy Fund  21

RUSSELL INVESTMENT COMPANY
GROWTH STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,037.80      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,034.40      $     1,020.16
Expenses Paid During
Period*                       $         5.13      $         5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,038.60      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 22  Growth Strategy Fund

RUSSELL INVESTMENT COMPANY
GROWTH STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R1                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 19, 2006                  $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,074.10      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 166/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R2                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,037.80      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R3                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,037.30      $     1,022.68
Expenses Paid During
Period*                       $         2.57      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,039.60      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                        Growth Strategy Fund  23

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
GROWTH STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 99.8%
Other Russell Investment Company Series Mutual
   Funds - Class S Shares

Bonds - 20.1%
Multistrategy Bond Fund                            63,869,600         661,690
                                                                 ------------

Domestic Equities - 56.8%
Diversified Equity Fund                            15,353,818         752,644
Quantitative Equity Fund                           17,941,153         753,349
Real Estate Securities Fund                         3,537,642         203,485
Special Growth Fund                                 2,934,641         164,545
                                                                 ------------
                                                                    1,874,023
                                                                 ------------

International Equities - 22.9%
Emerging Markets Fund                               6,063,098         132,843
International Securities Fund                       7,865,733         623,123
                                                                 ------------
                                                                      755,966
                                                                 ------------

TOTAL INVESTMENTS - 99.8%
(identified cost $2,703,237)                                        3,291,679

OTHER ASSETS AND LIABILITIES,
NET - 0.2%                                                              5,503
                                                                 ------------

NET ASSETS - 100.0%                                                 3,297,182
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                        20.1
Domestic Equities                                            56.8
International Equities                                       22.9
                                                  ---------------
Total Investments                                            99.8
Other Assets and Liabilities, Net                             0.2
                                                  ---------------

                                                            100.0
                                                  ===============

  See accompanying notes which are an integral part of the financial statements.

                                                        Growth Strategy Fund  25

RUSSELL INVESTMENT COMPANY
BALANCED STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
[PERFORMANCE LINE GRAPH]

                                           LIFEPOINTS(R)
                                        BALANCED STRATEGY -                             LEHMAN BROTHERS        RUSSELL 1000(R)
                                              CLASS E              MSCI EAFE **        AGGREGATE BOND ***         INDEX ****
                                        -------------------        ------------        ------------------      ---------------
Inception*                                     10000                  10000                  10000                  10000
1997                                            9870                   9231                  10161                   9718
1998                                           10618                  10122                  11109                  11634
1999                                           11868                  12453                  11168                  14611
2000                                           12744                  12093                  11984                  15934
2001                                           11650                   9078                  13729                  11785
2002                                           11099                   7878                  14537                  10064
2003                                           13097                  10008                  15250                  12310
2004                                           14347                  11894                  16093                  13459
2005                                           15605                  14046                  16276                  14868
2006                                           17805                  17911                  17120                  17250

Balanced Strategy Fund - Class A#
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  7.48%
5 Years                                 7.58%sec.
Inception*                              5.84%sec.

Balanced Strategy Fund - Class C++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 13.29%
5 Years                                 8.06%sec.
Inception*                              5.84%sec.

Balanced Strategy Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 14.09%
5 Years                                 8.85%sec.
Inception*                              6.53%sec.

Balanced Strategy Fund - Class R1++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 14.40%
5 Years                                 9.13%sec.
Inception*                              6.73%sec.

Balanced Strategy Fund - Class R2+++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 14.11%
5 Years                                 8.86%sec.
Inception*                              6.53%sec.

Balanced Strategy Fund - Class R3+
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 13.72%
5 Years                                 8.58%sec.
Inception*                              6.30%sec.

Balanced Strategy Fund - Class S+++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 14.40%
5 Years                                 9.13%sec.
Inception*                              6.73%sec.

MSCI EAFE Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 27.52%
5 Years                                14.56%sec.
Inception*                              6.63%sec.

 26  Balanced Strategy Fund

RUSSELL INVESTMENT COMPANY
BALANCED STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Lehman Brothers Aggregate Bond Index***
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 5.19%
5 Years                                4.51%sec.
Inception*                             6.07%sec.

Russell 1000(R) Index****
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.02%
5 Years                                 7.92%sec.
Inception*                              6.16%sec.

                                                      Balanced Strategy Fund  27

RUSSELL INVESTMENT COMPANY
BALANCED STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Balanced Strategy Fund ("Fund") seeks to provide above average capital appreciation and a moderate level of current income.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Balanced Strategy Fund Class E, Class R3 (formerly D), Class C, Class S and Class A Shares gained 14.09%, 13.72%, 13.29%, 14.40% and 14.03%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.19% during the same period.

From June 06, 2006 to October 31, 2006 the Balanced Strategy Fund Class R1 Shares gained 6.60%. Class R1 Shares commenced operation on June 06, 2006. This compared to the Lehman Brothers Aggregate Bond Index, which gained 4.12% during the same period.

From April 03, 2006 to October 31, 2006 the Balanced Strategy Fund Class R2 Shares gained 5.26%. Class R2 Shares commenced operation on April 03, 2006. This compared to the Lehman Brothers Aggregate Bond Index, which gained 4.41% during the same period.

The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the "Underlying Funds") in which it invests. The strong performance of all equities held by the Underlying Funds supported the Fund's return for the fiscal year. While both U.S. and non-U.S. equities produced strong absolute returns, REITs (real estate investment trusts), which generally have higher yields than the broad equity market, contributed most to performance. Higher yielding, value stocks led U.S. and non-U.S. developed market returns. As a result, the Underlying Funds' overweight to equities with above average earnings, growth rates and lower valuations relative to the market in both U.S. and non-U.S. developed markets, detracted from the Underlying Funds' performance. The Fund's exposure to emerging markets contributed positively to returns as these markets benefited from the high prices of oil and commodities. Though the fixed income component fared better in fiscal year 2006 than the previous year, returns were more modest than for equities.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND THE MONEY MANAGERS OF THE UNDERLYING FUNDS AFFECT THE FUND'S PERFORMANCE?

The U.S. equity Underlying Funds held by the Fund (36% of the Fund's assets are allocated to U.S. equity Underlying Funds) participated in the broad market rally that favored cyclical stocks. However, one of the U.S. equity large cap Underlying Funds was overweight in stocks with above average growth rates and this stance was unrewarded during the fiscal year. The quantitative U.S. equity large cap Underlying Fund had higher relative performance as it was overweight in lower valuation stocks and underweight in stocks with high forecasted growth rates. However, this Underlying Fund's tilt towards positive price momentum and earnings surprises and underweight in utilities partially offset the positive contribution to its performance from its valuation stance. In the U.S. small cap equity Underlying Fund, strong stock selection in traditional growth sectors, such as technology and consumer discretionary, positively contributed to the performance of that Underlying Fund. However, the U.S. equity small cap managers of this Underlying Fund were challenged by changes in market leadership and periods of defensiveness where REITs and high dividend-paying stocks were favored by the market.

The real estate Underlying Fund (5% of the Fund's assets are allocated to a real estate Underlying Fund) performed well due to strong sector allocation. This Underlying Fund benefited from an overweight to the apartments and lodging/resorts sectors. Stock selection also added value, particularly within the office sector. Finally, an emphasis on the larger and more liquid REITs also contributed to this Underlying Fund's strong performance.

Both the non-U.S. and emerging markets Underlying Funds (a combined 19% of the Fund's assets are allocated to non-U.S. and emerging markets Underlying Funds) provided strong absolute returns. However, in the non-U.S. Underlying Fund, weak European ex-U.K. stock selection slightly offset strong stock selection in the U.K. and Japan. The non-U.S. Underlying Fund's slight tilt towards growth also detracted from the Underlying Fund's performance in the fiscal year. In the emerging markets Underlying Fund, an underweight in India and stock selection in India and Korea also resulted in slightly below benchmark performance.

The fixed income Underlying Funds (40% of the Fund's assets are allocated to fixed income Underlying Funds) had mixed results relative to their benchmarks. While modest allocations to emerging market and high yield debt added value, under weights in corporate bonds and security selection within the mortgage sector detracted from these Underlying Funds returns.

 28  Balanced Strategy Fund

RUSSELL INVESTMENT COMPANY
BALANCED STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

There were no changes made in the Fund's structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.


                              --------------------

*      Commenced operations by issuing Class E Shares on September 16,
       1997.

**     Morgan Stanley Capital International Europe, Australia, Far East
       (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

*** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

**** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

# The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to that date are the performance of the Fund's Class E Shares and do not reflect the deduction of Rule 12b-1 distribution fees. Had it done so, the returns shown would have been lower. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

+      The Fund first issued Class D Shares on March 24, 1998. Class D
       Shares were redesignated Class R3 Shares on March 1, 2006. The returns shown for Class R3 Shares prior to March 24, 1998 are the performance of the Fund's Class E Shares, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class R3 Shares. Had it done so, the returns shown would have been lower.

++ The Fund first issued Class C Shares on January 29, 1999. The returns shown for Class C Shares are the performance of the Fund's Class E Shares from September 16, 1997 to March 23, 1998 and the performance of the Fund's Class D Shares from March 24, 1998 to January 28, 1999, and does not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

+++ The Fund first issued Class S Shares on January 31, 2000. The returns shown for Class S Shares prior to January 31, 2000 are the performance of the Fund's Class E Shares.

++++ The Fund first issued Class R1 Shares on June 6, 2006 The returns shown for Class R1 Shares prior to June 6, 2006 are the performance of the Fund's Class E Shares from September 16, 1997 to January 30, 2000 and the performance of the Fund's Class S Shares from January 31, 2000 to June 5, 2006.

+++++ The Fund first issued Class R2 Shares on April 3, 2006. The returns shown for Class R2 Shares prior to April 3, 2006 are the performance of Class E Shares.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                      Balanced Strategy Fund  29

RUSSELL INVESTMENT COMPANY
BALANCED STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,040.00      $     1,023.95
Expenses Paid During
Period*                       $         1.29      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,036.40      $     1,020.16
Expenses Paid During
Period*                       $         5.13      $         5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,039.90      $     1,023.95
Expenses Paid During
Period*                       $         1.29      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 30  Balanced Strategy Fund

RUSSELL INVESTMENT COMPANY
BALANCED STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R1                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
June 6, 2006                  $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,066.00      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 148/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R2                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,039.30      $     1,023.95
Expenses Paid During
Period*                       $         1.29      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R3                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,038.60      $     1,022.68
Expenses Paid During
Period*                       $         2.57      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,041.80      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                      Balanced Strategy Fund  31

RUSSELL INVESTMENT COMPANY
BALANCED STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 99.9%
Other Russell Investment Company
   Series Mutual Funds -
   Class S Shares

Bonds - 40.0%
Diversified Bond Fund                              40,893,484         955,272
Multistrategy Bond Fund                            92,160,571         954,783
                                                                 ------------
                                                                    1,910,055
                                                                 ------------

Domestic Equities - 41.0%
Diversified Equity Fund                            15,453,539         757,532
Quantitative Equity Fund                           18,079,591         759,162
Real Estate Securities Fund                         4,395,822         252,848
Special Growth Fund                                 3,417,707         191,631
                                                                 ------------
                                                                    1,961,173
                                                                 ------------

International Equities - 18.9%
Emerging Markets Fund                               6,613,119         144,893
International Securities Fund                       9,588,116         759,571
                                                                 ------------
                                                                      904,464
                                                                 ------------

TOTAL INVESTMENTS - 99.9%
(identified cost $4,026,770)                                        4,775,692

OTHER ASSETS AND LIABILITIES,
NET - 0.1%                                                              5,061
                                                                 ------------

NET ASSETS - 100.0%                                                 4,780,753
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                        40.0
Domestic Equities                                            41.0
International Equities                                       18.9
                                                  ---------------
Total Investments                                            99.9
Other Assets and Liabilities, Net                             0.1
                                                  ---------------

                                                            100.0
                                                  ===============

See accompanying notes which are an integral part of the financial statements.

 32  Balanced Strategy Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
MODERATE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
[PERFORMANCE LINE GRAPH]

                                           LIFEPOINTS(R)                                MERRILL LYNCH US
                                        MODERATE STRATEGY -      RUSSELL 1000(R)      TREASURIES 1-3 YEAR      LEHMAN BROTHERS
                                              CLASS E                INDEX **                 ****            AGGREGATE BOND ***
                                        -------------------      ---------------      -------------------     ------------------
Inception*                                     10000                  10000                  10000                  10000
1997                                            9810                   9553                  10060                  10094
1998                                           10585                  11437                  10835                  11036
1999                                           11478                  14363                  11159                  11095
2000                                           12300                  15664                  11837                  11905
2001                                           12030                  11585                  13119                  13638
2002                                           11883                   9893                  13761                  14441
2003                                           13332                  12101                  14038                  15150
2004                                           14245                  13230                  14281                  15987
2005                                           15031                  14615                  14376                  16169
2006                                           16582                  16957                  14972                  17008

Moderate Strategy Fund - Class A#
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  3.99%
5 Years                                 5.38%sec.
Inception*                              5.05%sec.

Moderate Strategy Fund - Class C++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 9.51%
5 Years                                5.83%sec.
Inception*                             5.05%sec.

Moderate Strategy Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 10.32%
5 Years                                 6.63%sec.
Inception*                              5.73%sec.

Moderate Strategy Fund - Class R1++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 9.91%
5 Years                                6.73%sec.
Inception*                             5.83%sec.

Moderate Strategy Fund - Class R2+++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 10.30%
5 Years                                 6.62%sec.
Inception*                              5.73%sec.

Moderate Strategy Fund - Class R3+
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 10.13%
5 Years                                 6.35%sec.
Inception*                              5.49%sec.

Moderate Strategy Fund - Class S+++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 10.67%
5 Years                                 6.88%sec.
Inception*                              5.91%sec.

Russell 1000(R) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.02%
5 Years                                 7.92%sec.
Inception*                              5.99%sec.

 34  Moderate Strategy Fund

RUSSELL INVESTMENT COMPANY
MODERATE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Merrill Lynch US Treasuries 1-3 Year****
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 4.15%
5 Years                                2.68%sec.
Inception*                             4.55%sec.

Lehman Brothers Aggregate Bond Index***
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 5.19%
5 Years                                4.51%sec.
Inception*                             6.02%sec.

                                                      Moderate Strategy Fund  35

RUSSELL INVESTMENT COMPANY
MODERATE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Moderate Strategy Fund ("Fund") seeks to provide high current income and moderate long term capital appreciation.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Moderate Strategy Fund Class E, Class R3 (formerly D), Class C, Class S and Class A Shares gained 10.32%, 10.13%, 9.51%, 10.67% and 10.34%, respectively. This compared to the Merrill Lynch US Treasuries 1-3 Year Index, which gained 4.15% during the same period.

From October 03, 2006 to October 31, 2006 the Moderate Strategy Fund Class R1 Shares gained 0.96%. Class R1 Shares commenced operation on October 03, 2006. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 0.30% during the same period.

From March 29, 2006 to October 31, 2006 the Moderate Strategy Fund Class R2 Shares gained 4.68%. Class R2 Shares commenced operation on March 29, 2006. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 3.01% during the same period.

The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the "Underlying Funds") in which it invests. The strong performance of all equities held by the Underlying Funds supported the Fund's return for the fiscal year. While both U.S. and non-U.S. equities produced strong absolute returns, REITs (real estate investment trusts), which generally have higher yields than the broad equity market, contributed most to performance. Higher yielding, value stocks led U.S. and non-U.S. developed market returns. As a result, the Underlying Funds' overweight to equities with above average earnings, growth rates and lower valuations relative to the market in both U.S. and non-U.S. developed markets, detracted from the Underlying Funds' performance. The Fund's exposure to emerging markets contributed positively to returns as these markets benefited from the high prices of oil and commodities. Though the fixed income component fared better in fiscal year 2006 than the previous year, returns were more modest than for equities.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND THE MONEY MANAGERS OF THE UNDERLYING FUNDS AFFECT THE FUND'S PERFORMANCE?

The U.S. equity Underlying Funds held by the Fund (25% of the Fund's assets are allocated to U.S. equity Underlying Funds) participated in the broad market rally that favored cyclical stocks. However, one of the U.S. equity large cap Underlying Funds was overweight in stocks with above average growth rates and this stance was unrewarded during the fiscal year. The quantitative U.S. equity large cap Underlying Fund had higher relative performance as it was overweight in lower valuation stocks and underweight in stocks with high forecasted growth rates. However, this Underlying Fund's tilt towards positive price momentum and earnings surprises and underweight in utilities partially offset the positive contribution to its performance from its valuation stance. In the U.S. small cap equity Underlying Fund, strong stock selection in traditional growth sectors, such as technology and consumer discretionary, positively contributed to the performance of that Underlying Fund. However, the U.S. equity small cap managers of this Underlying Fund were challenged by changes in market leadership and periods of defensiveness where REITs and high dividend-paying stocks were favored by the market.

The real estate Underlying Fund (4% of the Fund's assets are allocated to a real estate Underlying Fund) performed well due to strong sector allocation. This Underlying Fund benefited from an overweight to the apartments and lodging/resorts sectors. Stock selection also added value, particularly within the office sector. Finally, an emphasis on the larger and more liquid REITs also contributed to this Underlying Fund's strong performance.

The non-U.S. Underlying Fund (11% of the Fund's assets are allocated to a non-U.S. Underlying Fund) provided strong absolute returns. However, in the non-US Underlying Fund, weak European ex-U.K. stock selection slightly offset strong stock selection in the U.K. and Japan. The non-U.S. Underlying Fund's slight tilt towards growth also detracted from that Underlying Fund's performance in the fiscal year.

The fixed income Underlying Funds (60% of the Fund's assets are allocated to fixed income Underlying Funds) had mixed results relative to their benchmarks. Modest allocations to the riskier, non-benchmarked sectors of emerging market and high yield debt added value, however, underweights to corporate bonds and security selection within the mortgage sector detracted from these Underlying Funds returns. In the short duration bond Underlying Fund, positive contributions to relative performance from positive security and sector allocation and exposure to investment-grade corporate, mortgage and asset-backed securities were partially offset by negative contributions to relative performance from investments in Treasury Inflation Protected Securities (TIPS) and non-dollar denominated bonds.

 36  Moderate Strategy Fund

RUSSELL INVESTMENT COMPANY
MODERATE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

There were no changes made in the Fund's structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.


                              --------------------

*      Commenced operations by issuing Class E Shares on October 2, 1997.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

*** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

**** Merrill Lynch US Treasuries 1-3 Year is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

# The Fund first issued Class A Shares on March 5, 2003. The returns shown for Class A Shares prior to that date are the performance of the Fund's Class E Shares and do not reflect the deduction of Rule 12b-1 distribution fees. Had it done so, the returns shown would have been lower. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

+      The Fund first issued Class D Shares on March 24, 1998. Class D
       Shares were redesignated Class R3 Shares on March 1, 2006. The returns shown for Class R3 Shares prior to March 24, 1998 are the performance of the Fund's Class E Shares, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class R3 Shares. Had it done so, the returns shown would have been lower.

++ The Fund first issued Class C Shares on February 11, 1999. The returns shown for Class C Shares are the performance of the Fund's Class E Shares from October 2, 1997 to March 23, 1998 and the performance of the Fund's Class D Shares from March 24, 1998 to February 10, 1999, and does not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

+++ The Fund first issued Class S Shares on February 1, 2000. The returns shown for Class S Shares prior to February 1, 2000 are the performance of the Fund's Class E Shares.

++++ The Fund first issued Class R1 Shares on October 3, 2006. The returns shown for Class R1 Shares are the performance of the Fund's Class E Shares from October 2, 1997 to January 31, 2000 and the performance of the Fund's Class S Shares from February 1, 2000 to December 31, 2006.

+++++ The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the performance of Class E Shares.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                      Moderate Strategy Fund  37

RUSSELL INVESTMENT COMPANY
MODERATE STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,036.60      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,033.30      $     1,020.16
Expenses Paid During
Period*                       $         5.13      $         5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,037.50      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 38  Moderate Strategy Fund

RUSSELL INVESTMENT COMPANY
MODERATE STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R1                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
October 3, 2006               $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,009.60      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 29/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R2                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,037.60      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R3                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,036.20      $     1,022.68
Expenses Paid During
Period*                       $         2.57      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,038.70      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                      Moderate Strategy Fund  39

RUSSELL INVESTMENT COMPANY
MODERATE STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 99.9%
Other Russell Investment Company Series Mutual
   Funds -
   Class S Shares

Bonds - 59.4%
Diversified Bond Fund                              12,540,011         292,935
Short Duration Bond Fund                           19,063,992         356,496
                                                                 ------------
                                                                      649,431
                                                                 ------------

Domestic Equities - 29.4%
Diversified Equity Fund                             2,468,928         121,027
Quantitative Equity Fund                            2,892,901         121,473
Real Estate Securities Fund                           784,192          45,107
Special Growth Fund                                   594,719          33,346
                                                                 ------------
                                                                      320,953
                                                                 ------------

International Equities - 11.1%
International Securities Fund                       1,532,697         121,420
                                                                 ------------

TOTAL INVESTMENTS - 99.9%
(identified cost $966,662)                                          1,091,804

OTHER ASSETS AND LIABILITIES,
NET - 0.1%                                                              1,111
                                                                 ------------

NET ASSETS - 100.0%                                                 1,092,915
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                        59.4
Domestic Equities                                            29.4
International Equities                                       11.1
                                                  ---------------
Total Investments                                            99.9
Other Assets and Liabilities, Net                             0.1
                                                  ---------------

                                                            100.0
                                                  ===============

See accompanying notes which are an integral part of the financial statements.

 40  Moderate Strategy Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
CONSERVATIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(PERFORMANCE LINE GRAPH)

                                               LIFEPOINTS(R) CONSERVATIVE       MERRILL LYNCH US             LEHMAN BROTHERS
                                                   STRATEGY - CLASS E        TREASURIES 1-3 YEAR **        AGGREGATE BOND ***
                                               --------------------------    ----------------------        ------------------
Inception*                                               10000                        10000                       10000
1998                                                     10686                        10774                       10947
1999                                                     11256                        11097                       11006
2000                                                     12032                        11770                       11809
2001                                                     12539                        13045                       13529
2002                                                     12763                        13684                       14325
2003                                                     13699                        13959                       15028
2004                                                     14326                        14200                       15859
2005                                                     14728                        14295                       16039
2006                                                     15753                        14888                       16871

Conservative Strategy Fund - Class A#
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 0.89%
5 Years                                3.44%sec.
Inception*                             4.50%sec.

Conservative Strategy Fund - Class C++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 6.16%
5 Years                                3.88%sec.
Inception*                             4.48%sec.

Conservative Strategy Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 6.96%
5 Years                                4.67%sec.
Inception*                             5.19%sec.

Conservative Strategy Fund - Class R2+++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 7.00%
5 Years                                4.68%sec.
Inception*                             5.20%sec.

Conservative Strategy Fund - Class R3+
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 6.74%
5 Years                                4.42%sec.
Inception*                             4.95%sec.

Conservative Strategy Fund - Class S+++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 7.16%
5 Years                                4.92%sec.
Inception*                             5.39%sec.

Merrill Lynch US Treasuries 1-3 Year**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 4.15%
5 Years                                2.68%sec.
Inception*                             4.53%sec.

Lehman Brothers Aggregate Bond Index***
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 5.19%
5 Years                                4.51%sec.
Inception*                             6.00%sec.

 42  Conservative Strategy Fund

RUSSELL INVESTMENT COMPANY
CONSERVATIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Conservative Strategy Fund ("Fund") seeks to provide high current income and low long term capital appreciation.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Conservative Strategy Fund Class E, Class R3 (formerly D), Class C, Class S and Class A Shares gained 6.96%, 6.74%, 6.16%, 7.16% and 7.04%, respectively. This compared to the Merrill Lynch US Treasuries 1-3 Year Index, which gained 4.15% during the same period.

From March 29, 2006 to October 31, 2006 the Conservative Strategy Fund Class R2 Shares gained 3.95%. Class R2 Shares commenced operation on March 29, 2006. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 3.01% during the same period.

The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the "Underlying Funds") in which it invests. The strong performance of all equities held by the Underlying Funds supported the Fund's return for the fiscal year. While both U.S. and non-U.S. equities produced strong absolute returns, REITs (real estate investment trusts), which generally have higher yields than the broad equity market, contributed most. Higher yielding, value stocks led U.S. and non-U.S. developed market returns. As a result, the Underlying Funds' overweight to equities with above average earnings, growth rates and lower valuations relative to the market in both U.S. and non-U.S. developed markets, detracted from the Underlying Funds' performance. The Fund's exposure to emerging markets contributed positively to returns as these markets benefited from the high prices of oil and commodities. Though the fixed income component fared better in fiscal year 2006 than the previous year, returns were more modest than for equities.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND THE MONEY MANAGERS OF THE UNDERLYING FUNDS AFFECT THE FUND'S PERFORMANCE?

The U.S. equity Underlying Funds held by the Fund (14% of the Fund's assets are allocated to U.S. equity Underlying Funds) participated in the broad market rally that favored cyclical stocks. However, one of the U.S. equity large cap Underlying Funds was overweight in stocks with above average growth rates and this stance was unrewarded during the fiscal year. The quantitative U.S. equity large cap Underlying Fund had higher relative performance as it was overweight in lower valuation stocks and underweight in stocks with high forecasted growth rates. However, this Underlying Fund's tilt towards positive price momentum and earnings surprises and underweight in utilities partially offset the positive contribution to its performance from its valuation stance.

The real estate Underlying Fund (3% of the Fund's assets are allocated to a real estate Underlying Fund) performed well due to strong sector allocation. This Underlying Fund benefited from an overweight to the apartments and lodging/resorts sectors. Stock selection also added value, particularly within the office sector. Finally, an emphasis on the larger and more liquid REITs also contributed to this Underlying Fund's strong performance.

The non-U.S. Underlying Fund (3% of the Fund's assets are allocated to a non-U.S. Underlying Fund) provided strong absolute returns. However, in the non-U.S. Underlying Fund, weak European ex-U.K. stock selection slightly offset strong stock selection in the U.K. and Japan. The non-U.S. Underlying Fund's slight tilt towards growth also detracted from the Underlying Fund's performance in the fiscal year.

The fixed income Underlying Funds' (80% of the Fund's assets are allocated to fixed income Underlying Funds) had mixed results relative to their benchmarks. Modest allocations to the riskier, non-benchmark sectors of emerging market and high yield debt added value. However, under weights to corporate bonds, security selection within the mortgage sector and a slightly short duration stance detracted from these Underlying Funds returns. In the short duration bond Underlying Fund, positive contributions to relative performance from positive security and sector allocation and exposure to investment-grade corporate, mortgage and asset-backed securities were partially offset by negative contributions to relative performance from investments in Treasury Inflation Protected Securities (TIPS) and non-dollar denominated bonds.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

There were no changes made in the Fund's structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                                                  Conservative Strategy Fund  43

RUSSELL INVESTMENT COMPANY
CONSERVATIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------



                              --------------------

*      Commenced operations by issuing Class E Shares on November 7,
       1997.

** Merrill Lynch US Treasuries 1-3 Year is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

*** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

# The Fund first issued Class A Shares on March 3, 2003. The returns shown for Class A Shares prior to that date are the performance of the Fund's Class E Shares and do not reflect the deduction of Rule 12b-1 distribution fees. Had it done so, the returns shown would have been lower. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

+      The Fund first issued Class D Shares on March 24, 1998. Class D
       Shares were redesignated Class R3 Shares on March 1, 2006. The returns shown for Class R3 Shares prior to March 24, 1998 are the performance of the Fund's Class E Shares, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class R3 Shares. Had it done so, the returns shown would have been lower.

++ The Fund first issued Class C Shares on February 11, 1999. The returns shown for Class C Shares are the performance of the Fund's Class E Shares from November 7, 1997 to March 23, 1998 and the performance of the Fund's Class D Shares from March 24, 1998 to February 10, 1999, and does not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

+++ The Fund first issued Class S Shares on February 14, 2000. The returns shown for Class S Shares prior to February 14, 2000 are the performance of the Fund's Class E Shares.

++++ No Class R1 Shares were outstanding during the periods shown. The returns shown for Class R1 Shares are the performance of the Fund's Class E Shares from November 7, 1997 to February 13, 2000 and the performance of the Fund's Class S Shares from February 14, 2000 to December 31, 2006.

+++++ The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the performance of Class E Shares.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 44  Conservative Strategy Fund

RUSSELL INVESTMENT COMPANY
CONSERVATIVE STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,035.80      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,031.10      $     1,020.11
Expenses Paid During
Period*                       $         5.17      $         5.14

* Expenses are equal to the Fund's annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,035.70      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  Conservative Strategy Fund  45

RUSSELL INVESTMENT COMPANY
CONSERVATIVE STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R2                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,036.80      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R3                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,034.30      $     1,022.68
Expenses Paid During
Period*                       $         2.56      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,036.90      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 46  Conservative Strategy Fund

RUSSELL INVESTMENT COMPANY
CONSERVATIVE STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 100.1%
Other Russell Investment Company Series Mutual
   Funds -
   Class S Shares

Bonds - 80.2%
Diversified Bond Fund                               4,183,518          97,727
Short Duration Bond Fund                           13,771,114         257,520
                                                                 ------------
                                                                      355,247
                                                                 ------------

Domestic Equities - 16.9%
Diversified Equity Fund                               627,281          30,749
Quantitative Equity Fund                              732,845          30,772
Real Estate Securities Fund                           231,425          13,312
                                                                 ------------
                                                                       74,833
                                                                 ------------

International Equities - 3.0%
International Securities Fund                         166,911          13,222
                                                                 ------------

TOTAL INVESTMENTS - 100.1%
(identified cost $411,530)                                            443,302

OTHER ASSETS AND LIABILITIES,
NET - (0.1%)                                                             (407)
                                                                 ------------

NET ASSETS - 100.0%                                                   442,895
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                        80.2
Domestic Equities                                            16.9
International Equities                                        3.0
                                                  ---------------
Total Investments                                           100.1
Other Assets and Liabilities, Net                            (0.1)
                                                  ---------------

                                                            100.0
                                                  ===============

  See accompanying notes which are an integral part of the financial statements.

                                                  Conservative Strategy Fund  47

RUSSELL INVESTMENT COMPANY
2010 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

[PERFORMANCE LINE GRAPH]

                                                   LIFEPOINTS(R) 2010            LEHMAN BROTHERS            MERRILL LYNCH US
                                                 STRATEGY FUND - CLASS E        AGGREGATE BOND **        TREASURIES 1-3 YEAR ***
                                                 -----------------------        -----------------        -----------------------
Inception*                                                10000                       10000                       10000
2005                                                      10196                       10102                       10096
2006                                                      11326                       10626                       10514

2010 Strategy Fund - Class A#
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  4.67%
Inception*                              3.08%S

2010 Strategy Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 11.08%
Inception*                              7.03%S

2010 Strategy Fund - Class R1+
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 11.25%
Inception*                              7.28%S

2010 Strategy Fund - Class R3+++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 10.73%
Inception*                              6.75%S

2010 Strategy Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 11.35%
Inception*                              7.34%S

Lehman Brothers Aggregate Bond**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  5.19%
Inception*                              3.37%S

Merrill Lynch US Treasuries 1-3 Year***
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  4.15%
Inception*                              2.77%S

 48  2010 Strategy Fund

RUSSELL INVESTMENT COMPANY
2010 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The 2010 Strategy Fund ("Fund") seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 2, 2006, consisted of approximately 40% stock funds and 60% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund's allocation to fixed income funds will be fixed at 68% in approximately the year 2010.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the 2010 Strategy Fund Class E, Class R3 (formerly D), Class S and Class A Shares gained 11.08%, 10.73%, 11.35% and 11.02%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.19% during the same period. On October 2, 2006, the Fund changed its benchmark to the Merrill Lynch US Treasuries 1-3 Year Index. The Merrill Lynch U.S. Treasuries 1-3 Year Index return for the fiscal year ended was 4.15%.

From June 7, 2006 to October 31, 2006 the 2010 Strategy Fund Class R1 Shares gained 5.69%. Class R1 Shares commenced operation on June 7, 2006. This compared to the Lehman Brothers Aggregate Bond Index, which gained 4.07% during the same period. On October 2, 2006, the Fund changed its benchmark to the Merrill Lynch U.S. Treasuries 1-3 Year Index. The Merrill Lynch U.S. Treasuries 1-3 Year Index return from June 7, 2006 to October 31, 2006 was 2.37%.

The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the "Underlying Funds") in which it invests. For the 11 months through September 30, 2006, the Fund was approximately 44% invested in equity Underlying Funds, including an over 4% allocation to a real estate Underlying Fund. Effective October 2, 2006, a change was made to the Fund's glide path, or its equity/fixed income Underlying Fund allocation over time, which resulted in a 40% equity Underlying Fund allocation, including a 4% allocation to a real estate Underlying Fund.

The strong performance of all equities held by the Underlying Funds supported the Fund's return for the fiscal year. While both U.S. and non-U.S. equities produced strong absolute returns, REITs (real estate investment trusts), which generally have higher yields than the broad equity market, contributed most to performance. Higher yielding, value stocks led U.S. and non-U.S. developed market returns. As a result, the Underlying Funds' overweight to equities with above average earnings, growth rates and lower valuations relative to the market in both U.S. and non-U.S. developed markets, detracted from the Underlying Funds' performance. The Fund's exposure to emerging markets contributed positively to returns as these markets benefited from the high prices of oil and commodities. Though the fixed income component fared better in fiscal year 2006 than the previous year, returns were more modest than for equities.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND THE MONEY MANAGERS OF THE UNDERLYING FUNDS AFFECT THE FUND'S PERFORMANCE?

The U.S. equity Underlying Funds held by the Fund (approximately 27% of the Fund's assets were allocated to the U.S. equity Underlying Funds until September 30 and 25% thereafter) participated in the broad market rally that favored cyclical stocks. However, one of the U.S. equity large cap Underlying Funds was overweight in stocks with above average growth rates and this stance was unrewarded during the fiscal year. The quantitative U.S. equity large cap Underlying Fund had higher relative performance as it was overweight in lower valuation stocks and underweight in stocks with high forecasted growth rates. However, this Underlying Fund's tilt towards positive price momentum and earnings surprises and underweight in utilities partially offset the positive contribution to its performance from its valuation stance. In the U.S. small cap equity Underlying Fund, strong stock selection in traditional growth sectors, such as technology and consumer discretionary, positively contributed to the performance of that Underlying Fund. However, the U.S. equity small cap managers of this Underlying Fund were challenged by changes in market leadership and periods of defensiveness where REITs and high dividend-paying stocks were favored by the market.

The real estate Underlying Fund (over 4% of the Fund's assets were allocated to a real estate Underlying Fund until September 30 and approximately 4% thereafter) performed well due to strong sector allocation. This Underlying Fund benefited from an overweight to the apartments and lodging/resorts sectors. Stock selection also added value, particularly within the office sector. Finally, an emphasis on the larger and more liquid REITs also contributed to this Underlying Fund's strong performance.

Both the non-U.S. and emerging markets Underlying Funds (approximately 13% of the Fund's assets were allocated to the non-U.S. and emerging markets Underlying Funds until September 30 and 11% thereafter) provided strong absolute returns. However, in the non-U.S. Underlying Fund, weak

                                                          2010 Strategy Fund  49

RUSSELL INVESTMENT COMPANY
2010 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

European ex-U.K. stock selection slightly offset strong stock selection in the U.K. and Japan. The non-U.S. Underlying Fund's slight tilt towards growth also detracted from that Underlying Fund's performance in the fiscal year. In the emerging markets Underlying Fund, an underweight in India and stock selection in India and Korea also resulted in slightly below benchmark performance.

The fixed income Underlying Funds (56% of the Fund's assets were allocated to the fixed income Underlying Funds until September 30 and 60% thereafter) provided a more modest return than equities and the Fund's Underlying Fund fixed income money managers had mixed results relative to their benchmarks. Modest allocations to the riskier, non-benchmark sectors of emerging market and high yield debt added value. However, underweights in corporate bonds and securities selection within the mortgage sector detracted from these Underlying Funds' returns. In the short duration bond Underlying Fund, positive contributions to relative performance from positive security and sector allocation and exposure to investment-grade corporate, mortgage and asset-backed securities were partially offset by negative contributions to relative performance from investments in Treasury Inflation Protected Securities (TIPS) and non-dollar denominated bonds.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

The Fund's "glide path," or shift from equity Underlying Funds to fixed income Underlying Funds over the life of the Fund, was changed effective October 2, 2006. Prior to this date equity Underlying Funds accounted for approximately 44% of the Fund while fixed income Underlying Funds accounted for approximately 56%. Effective October 2, 2006 the equity and fixed income Underlying Fund allocations were 40% and 60%, respectively.

With the change in glide path, the Fund no longer allocated any assets to the Multistrategy Bond Fund effective October 2, 2006. In addition, the Emerging Markets Fund, only 0.6% of the Fund prior to September 30, was removed from the allocation.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Commenced operations by issuing Class D, E and S Shares on
       December 31, 2004.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

*** Merrill Lynch US Treasuries 1-3 Year is an index composed of approximately 160 issue in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of performance measurement periods.

# The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the performance of the Fund's Class E Shares and do not reflect the deduction of Rule 12b-1 distribution fees. Had it done so, the returns shown would have been lower. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

+ The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the performance of Class S Shares.

++ No Class R2 Shares were outstanding during the periods shown. The returns shown for Class R2 Shares are the performance of Class E Shares.

+++ The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 50  2010 Strategy Fund

RUSSELL INVESTMENT COMPANY
2010 STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,036.00      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,036.70      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R1                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
June 7, 2006                  $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,056.90      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 147/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                          2010 Strategy Fund  51

RUSSELL INVESTMENT COMPANY
2010 STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R3                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,035.70      $     1,022.68
Expenses Paid During
Period*                       $         2.57      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,039.00      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 52  2010 Strategy Fund

RUSSELL INVESTMENT COMPANY
2010 STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 99.6%
Other Russell Investment Company Series Mutual
   Funds -
   Class S Shares

Bonds - 59.9%
Diversified Bond Fund                                 100,901           2,357
Multistrategy Bond Fund                                   112               1
Short Duration Bond Fund                              154,205           2,884
                                                                 ------------
                                                                        5,242
                                                                 ------------

Domestic Equities - 28.8%
Diversified Equity Fund                                19,467             954
Quantitative Equity Fund                               22,733             955
Real Estate Securities Fund                             6,057             348
Special Growth Fund                                     4,632             260
                                                                 ------------
                                                                        2,517
                                                                 ------------

International Equities - 10.9%
International Securities Fund                          12,036             953
                                                                 ------------

TOTAL INVESTMENTS - 99.6%
(identified cost $8,310)                                                8,712

OTHER ASSETS AND LIABILITIES,
NET - 0.4%                                                                 34
                                                                 ------------

NET ASSETS - 100.0%                                                     8,746
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                        59.9
Domestic Equities                                            28.8
International Equities                                       10.9
                                                  ---------------
Total Investments                                            99.6
Other Assets and Liabilities, Net                             0.4
                                                  ---------------

                                                            100.0
                                                  ===============

  See accompanying notes which are an integral part of the financial statements.

                                                          2010 Strategy Fund  53

RUSSELL INVESTMENT COMPANY
2020 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

[PERFORMANCE LINE GRAPH]

                                                               LIFEPOINTS(R) 2020 STRATEGY -      LEHMAN BROTHERS AGGREGATE BOND
                                                                          CLASS E                               **
                                                               -----------------------------      ------------------------------
Inception*                                                                 10000                              10000
2005                                                                       10252                              10102
2006                                                                       11629                              10626

2020 Strategy Fund - Class A#
----------------------------------------------------------


    PERIODS ENDED                      TOTAL
       10/31/06                       RETURN
----------------------    -------------------------------
1 Year                                 6.81%
Inception*                             4.87%S

2020 Strategy Fund - Class E
----------------------------------------------------------


    PERIODS ENDED                      TOTAL
       10/31/06                       RETURN
----------------------    -------------------------------
1 Year                                 13.42%
Inception*                              8.58%S

2020 Strategy Fund - Class R1+
----------------------------------------------------------


    PERIODS ENDED                      TOTAL
       10/31/06                       RETURN
----------------------    -------------------------------
1 Year                                 13.69%
Inception*                              8.83%S

2020 Strategy Fund - Class R2++
----------------------------------------------------------


    PERIODS ENDED                      TOTAL
       10/31/06                       RETURN
----------------------    -------------------------------
1 Year                                 13.38%
Inception*                              8.56%S

2020 Strategy Fund - Class R3+++
----------------------------------------------------------


    PERIODS ENDED                      TOTAL
       10/31/06                       RETURN
----------------------    -------------------------------
1 Year                                 13.14%
Inception*                              8.26%S

2020 Strategy Fund - Class S
----------------------------------------------------------


    PERIODS ENDED                      TOTAL
       10/31/06                       RETURN
----------------------    -------------------------------
1 Year                                 13.59%
Inception*                              8.78%S

Lehman Brothers Aggregate Bond Index**
----------------------------------------------------------


    PERIODS ENDED                      TOTAL
       10/31/06                       RETURN
----------------------    -------------------------------
1 Year                                 5.19%
Inception*                             3.37%S

 54  2020 Strategy Fund

RUSSELL INVESTMENT COMPANY
2020 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The 2020 Strategy Fund ("Fund") seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 2, 2006, consisted of approximately 64% stock funds and 36% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund's allocation to fixed income funds will be fixed at 68% in approximately the year 2020.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the 2020 Strategy Fund Class E, Class R3 (formerly D), Class S and Class A Shares gained 13.42%, 13.14%, 13.59% and 13.33%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.19% during the same period.

From June 7, 2006 to October 31, 2006 the 2020 Strategy Fund Class R1 Shares gained 6.98%. Class R1 Shares commenced operation on June 7, 2006. This compared to the Lehman Brothers Aggregate Bond Index, which gained 4.07% during the same period.

From September 8, 2006 to October 31, 2006 the 2020 Strategy Fund Class R2 Shares gained 4.34%. Class R2 Shares commenced operation on September 8, 2006. This compared to the Lehman Brothers Aggregate Bond Index, which gained 1.63% during the same period.

The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the "Underlying Funds") in which it invests. For the 11 months through September 30, 2006 the Fund was approximately 54% invested in equity Underlying Funds, including an almost 5% allocation to a real estate Underlying Fund. Effective October 2, 2006, a change was made to the Fund's glide path, or its equity/fixed income Underlying Fund allocation over time, which resulted in a 64% equity Underlying Fund allocation, including an over 5% allocation to a real estate Underlying Fund.

The strong performance of all equities held by the Underlying Funds supported the Fund's return for the fiscal year. While both U.S. and non-U.S. equities produced strong absolute returns, REITs (real estate investment trusts), which generally have higher yields than the broad equity market, contributed most to performance. Higher yielding, value stocks led U.S. and non-U.S. developed market returns. As a result, the Underlying Funds' overweight to equities with above average earnings, growth rates and lower valuations relative to the market in both U.S. and non-U.S. developed markets, detracted from the Underlying Funds' performance. The Fund's exposure to emerging markets contributed positively to returns as these markets benefited from the high prices of oil and commodities. Though the fixed income component fared better in fiscal year 2006 than the previous year, returns were more modest than for equities.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND THE MONEY MANAGER OF THE UNDERLYING FUNDS AFFECT THE FUND'S PERFORMANCE?

The U.S. equity Underlying Funds held by the Fund (approximately 33% of the Fund's assets were allocated to the U.S. equity Underlying Funds until September 30 and 39% thereafter) participated in the broad market rally that favored cyclical stocks. However, one of the U.S. equity large cap Underlying Funds was overweight in stocks with above average growth rates and this stance was unrewarded during the fiscal year. The quantitative U.S. equity large cap Underlying Fund had higher relative performance as it was overweight in lower valuation stocks and underweight in stocks with high forecasted growth rates. However, this Underlying Fund's tilt towards positive price momentum and earnings surprises and underweight in utilities partially offset the positive contribution to its performance from its valuation stance. In the U.S. small cap equity Underlying Fund, strong stock selection in traditional growth sectors, such as technology and consumer discretionary, positively contributed to the performance of that Underlying Fund. However, the U.S. equity small cap managers of this Underlying Fund were challenged by changes in market leadership and periods of defensiveness where REITs and high dividend-paying stocks were favored by the market.

The real estate Underlying Fund (less than 5% of the Fund's assets were allocated to a real estate Underlying Fund until September 30 and over 5% thereafter) performed well due to strong sector allocation. This Underlying Fund benefited from an overweight to the apartments and lodging/resorts sectors. Stock selection also added value, particularly within the office sector. Finally, an emphasis on the larger and more liquid REITs also contributed to this Underlying Fund's strong performance.

Both the non-U.S. and emerging markets Underlying Funds (approximately 17% of the Fund's assets were allocated to the non-U.S. and emerging markets Underlying Funds until September 30 and almost 20% thereafter) provided strong absolute returns. However, in the non-U.S. Underlying Fund, weak European ex-U.K. stock selection slightly offset strong

                                                          2020 Strategy Fund  55

RUSSELL INVESTMENT COMPANY
2020 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

stock selection in the U.K. and Japan. The non-U.S. Underlying Fund's slight tilt towards growth also detracted from that Underlying Fund's performance in the fiscal year. In the emerging markets Underlying Fund, an underweight in India and stock selection in India and Korea also resulted in slightly below benchmark performance.

The fixed income Underlying Funds (46% of the Fund's assets were allocated to the fixed income Underlying Funds until September 30 and 36% thereafter) had mixed results relative to their benchmarks. While modest allocations to emerging market and high yield debt added value, underweights in corporate bonds on valuation concerns and securities selection within the mortgage sector detracted from these Underlying Funds' returns.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

The Fund's "glide path," or shift from equity Underlying Funds to fixed income Underlying Funds over the life of the Fund, was changed effective October 2, 2006. Prior to this date equity Underlying Funds accounted for 53% of the Fund while fixed income Underlying Funds accounted for approximately 47%. Effective October 2, 2006, the equity and fixed income allocations to the Underlying Funds were 64% and 36%, respectively. Greater equity exposure in the last month of the fiscal year was beneficial for performance as the U.S., international, emerging markets and real estate markets all rallied in October.

With the change in glide path, the Fund no longer allocated any assets to the Short Duration Bond Fund effective October 2, 2006. Within the remaining fixed income Underlying Fund allocation, a greater proportion of the Fund's assets were allocated to the Multistrategy Bond Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Commenced operations by issuing Class D, E and S Shares on
       December 31, 2004.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

# The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the performance of the Fund's Class E Shares and do not reflect the deduction of Rule 12b-1 distribution fees. Had it done so, the returns shown would have been lower. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

+ The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the performance of Class S Shares.

++ The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to September 8, 2006 are the performance of Class E Shares.

+++ The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 56  2020 Strategy Fund

RUSSELL INVESTMENT COMPANY
2020 STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,043.10      $     1,023.95
Expenses Paid During
Period*                       $         1.29      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,044.00      $     1,023.95
Expenses Paid During
Period*                       $         1.29      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R1                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
June 7, 2006                  $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,069.80      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 147/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                          2020 Strategy Fund  57

RUSSELL INVESTMENT COMPANY
2020 STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R2                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
September 8, 2006             $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,043.40      $     1,023.95
Expenses Paid During
Period*                       $         0.38      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 54/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R3                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,042.10      $     1,022.68
Expenses Paid During
Period*                       $         2.57      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,044.30      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 58  2020 Strategy Fund

RUSSELL INVESTMENT COMPANY
2020 STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 99.9%
Other Russell Investment Company Series Mutual
   Funds -
   Class S Shares

Bonds - 36.1%
Diversified Bond Fund                                 143,931           3,362
Multistrategy Bond Fund                               404,766           4,194
                                                                 ------------
                                                                        7,556
                                                                 ------------

Domestic Equities - 44.1%
Diversified Equity Fund                                74,121           3,633
Quantitative Equity Fund                               86,558           3,635
Real Estate Securities Fund                            18,919           1,088
Special Growth Fund                                    15,609             875
                                                                 ------------
                                                                        9,231
                                                                 ------------

International Equities - 19.7%
Emerging Markets Fund                                  30,760             674
International Securities Fund                          43,704           3,462
                                                                 ------------
                                                                        4,136
                                                                 ------------

TOTAL INVESTMENTS - 99.9%
(identified cost $19,768)                                              20,923

OTHER ASSETS AND LIABILITIES,
NET - 0.1%                                                                 11
                                                                 ------------

NET ASSETS - 100.0%                                                    20,934
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                        36.1
Domestic Equities                                            44.1
International Equities                                       19.7
                                                  ---------------
Total Investments                                            99.9
Other Assets and Liabilities, Net                             0.1
                                                  ---------------

                                                            100.0
                                                  ===============

  See accompanying notes which are an integral part of the financial statements.

                                                          2020 Strategy Fund  59

RUSSELL INVESTMENT COMPANY
2030 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

(PERFORMANCE LINE GRAPH)

                                                               LIFEPOINTS(R) 2030 STRATEGY -
                                                                          CLASS E                    RUSSELL 1000(R) INDEX **
                                                               -----------------------------         ------------------------
Inception*                                                                 10000                              10000
2005                                                                       10296                              10223
2006                                                                       11877                              11861

2030 Strategy Fund - Class A#
----------------------------------------------------------


    PERIODS ENDED                      TOTAL
       10/31/06                       RETURN
----------------------    -------------------------------
1 Year                                 8.77%
Inception*                             6.53%S

2030 Strategy Fund - Class E
----------------------------------------------------------


    PERIODS ENDED                      TOTAL
       10/31/06                       RETURN
----------------------    -------------------------------
1 Year                                 15.35%
Inception*                              9.84%S

2030 Strategy Fund - Class R1+
----------------------------------------------------------


    PERIODS ENDED                      TOTAL
       10/31/06                       RETURN
----------------------    -------------------------------
1 Year                                 15.60%
Inception*                             10.08%S

2030 Strategy Fund - Class R2++
----------------------------------------------------------


    PERIODS ENDED                      TOTAL
       10/31/06                       RETURN
----------------------    -------------------------------
1 Year                                 15.29%
Inception*                              9.81%S

2030 Strategy Fund - Class R3+++
----------------------------------------------------------


    PERIODS ENDED                      TOTAL
       10/31/06                       RETURN
----------------------    -------------------------------
1 Year                                 15.22%
Inception*                              9.61%S

2030 Strategy Fund - Class S
----------------------------------------------------------


    PERIODS ENDED                      TOTAL
       10/31/06                       RETURN
----------------------    -------------------------------
1 Year                                 15.70%
Inception*                             10.13%S

Russell 1000()(R) Index**
----------------------------------------------------------


    PERIODS ENDED                      TOTAL
       10/31/06                       RETURN
----------------------    -------------------------------
1 Year                                 16.02%
Inception*                              9.76%S

 60  2030 Strategy Fund

RUSSELL INVESTMENT COMPANY
2030 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The 2030 Strategy Fund ("Fund") seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 2, 2006, consisted of approximately 95% stock funds and 5% fixed income funds with an increasing allocation to fixed income funds over time. The Fund's allocation to fixed income funds will be fixed at 68% in approximately the year 2030.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the 2030 Strategy Fund Class E, Class R3 (formerly D), Class S and Class A Shares gained 15.35%, 15.22%, 15.70% and 15.38%, respectively. This compared to the Russell 1000(R) Index, which gained 16.02% during the same period.

From June 7, 2006 to October 31, 2006 the 2030 Strategy Fund Class R1 Shares gained 8.22%. Class R1 Shares commenced operation on June 7, 2006. This compared to the Russell 1000(R) Index, which gained 9.34% during the same period.

From September 8, 2006 to October 31, 2006 the 2030 Strategy Fund Class R2 Shares gained 5.40%. Class R2 Shares commenced operation on September 8, 2006. This compared to the Russell 1000(R) Index, which gained 6.68% during the same period.

The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the "Underlying Funds") in which it invests. For the 11 months through September 30, 2006 the Fund was approximately 63% invested in equity Underlying Funds, including an over 5% allocation to a real estate Underlying Fund. Effective October 2, 2006, a change was made to the Fund's glide path, or its equity/fixed income Underlying Fund allocation over time, which resulted in a 95% equity Underlying Fund allocation, including an almost 7% to a real estate Underlying Fund.

The strong performance of all equities held by the Underlying Funds supported the Fund's return for the fiscal year. While both U.S. and non-U.S. equities produced strong absolute returns, REITs (real estate investment trusts), which generally have higher yields than the broad equity market, contributed most. Higher yielding, value stocks led U.S. and non-U.S. developed market returns. As a result, the Underlying Funds' overweight to equities with above average earnings, growth rates and lower valuations relative to the market in both U.S. and non-U.S. developed markets, detracted from the Underlying Funds' performance. The Fund's exposure to emerging markets contributed positively to returns as these markets benefited from the high prices of oil and commodities. Though the fixed income component fared better in fiscal year 2006 than the previous year, returns were more modest than for equities.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND THE MONEY MANAGERS OF THE UNDERLYING FUNDS AFFECT THE FUND'S PERFORMANCE?

The U.S. equity Underlying Funds held by the Fund (approximately 38% of the Fund's assets were allocated to U.S. equity Underlying Funds until September 30 and almost 61% thereafter) participated in the broad market rally that favored cyclical stocks. However, one of the US equity large cap Underlying Funds was overweight in stocks with above average growth rates and this stance was unrewarded during the fiscal year. The quantitative US equity large cap Underlying Fund had higher relative performance as it was overweight in lower valuation stocks and underweight in stocks with high forecasted growth rates. However, this Underlying Fund's tilt towards positive price momentum and earnings surprises and underweight in utilities partially offset the positive contribution to its performance from its valuation stance. In the US small cap equity Underlying Fund, strong stock selection in traditional growth sectors, such as technology and consumer discretionary, positively contributed to the performance of that Underlying Fund. However, the US equity small cap managers of this Underlying Fund were challenged by changes in market leadership and periods of defensiveness where REITs and high dividend-paying stocks were favored by the market.

The real estate Underlying Fund (over 5% of the Fund's assets were allocated to a real estate Underlying Fund until September 30 and almost 7% thereafter) performed well due to strong sector allocation. This Underlying Fund benefited from an overweight to the apartments and lodging/resorts sectors. Stock selection also added value, particularly within the office sector. Finally, an emphasis on the larger and more liquid REITs also contributed to this Underlying Fund's strong performance.

Both the non-U.S. and emerging markets Underlying Funds (approximately 20% of the Fund's assets were allocated to the non-U.S. and emerging markets Underlying Funds until September 30 and over 27% thereafter) provided strong absolute returns. However, in the non-U.S. Underlying Fund, weak European ex-U.K. stock selection slightly offset strong stock selection in the U.K. and Japan. The non-U.S.

                                                          2030 Strategy Fund  61

RUSSELL INVESTMENT COMPANY
2030 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Underlying Fund's slight tilt towards growth also detracted from that Underlying Fund's performance in the fiscal year. In the emerging markets Underlying Fund, an underweight in India and stock selection in India and Korea also resulted in slightly below benchmark performance.

The fixed income Underlying Funds (almost 38% of the Fund's assets were allocated to fixed income Underlying Funds until September 30 and 5% thereafter to a fixed income Underlying Fund) had mixed results relative to their benchmarks. While modest allocations to emerging market and high yield debt added value, underweight in corporate bonds on valuation concerns and securities selection within the mortgage sector detracted from these Underlying Funds' returns.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

The Fund's "glide path," or shift from equity Underlying Funds to fixed income Underlying Funds over the life of the Fund, was changed effective October 2, 2006. Prior to this date equity Underlying Funds accounted for approximately 63% of the Fund while fixed income Underlying Funds accounted for approximately 37%. Effective October 2, 2006 the equity and fixed income Underlying Fund allocations were 95% and 5%, respectively. Greater equity exposure in the last month of the fiscal year was beneficial for performance as the U.S., international, emerging markets and real estate markets all rallied in October.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Commenced operations by issuing Class D, E and S Shares on
       December 31, 2004.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

# The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the performance of the Fund's Class E Shares and do not reflect the deduction of Rule 12b-1 distribution fees. Had it done so, the returns shown would have been lower. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

+ The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the performance of Class S Shares.

++ The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to September 8, 2006 are the performance of Class E Shares.

+++ The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 62  2030 Strategy Fund

RUSSELL INVESTMENT COMPANY
2030 STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,048.00      $     1,023.95
Expenses Paid During
Period*                       $         1.29      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,049.00      $     1,023.95
Expenses Paid During
Period*                       $         1.29      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R1                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
June 7, 2006                  $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,082.20      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 147/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                          2030 Strategy Fund  63

RUSSELL INVESTMENT COMPANY
2030 STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R2                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
September 8, 2006             $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,054.00      $     1,023.95
Expenses Paid During
Period*                       $         0.38      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 54/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R3                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,047.90      $     1,022.68
Expenses Paid During
Period*                       $         2.58      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,050.00      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 64  2030 Strategy Fund

RUSSELL INVESTMENT COMPANY
2030 STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 99.8%
Other Russell Investment Company
   Series Mutual Funds -
   Class S Shares

Bonds - 5.1%
Diversified Bond Fund                                     390               9
Multistrategy Bond Fund                                93,970             973
                                                                 ------------
                                                                          982
                                                                 ------------

Domestic Equities - 67.3%
Diversified Equity Fund                               107,344           5,262
Quantitative Equity Fund                              125,442           5,267
Real Estate Securities Fund                            22,600           1,300
Special Growth Fund                                    19,565           1,097
                                                                 ------------
                                                                       12,926
                                                                 ------------

International Equities - 27.4%
Emerging Markets Fund                                  41,619             912
International Securities Fund                          54,976           4,356
                                                                 ------------
                                                                        5,268
                                                                 ------------

TOTAL INVESTMENTS - 99.8%
(identified cost $17,889)                                              19,176

OTHER ASSETS AND LIABILITIES,
NET - 0.2%                                                                 36
                                                                 ------------

NET ASSETS - 100.0%                                                    19,212
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                         5.1
Domestic Equities                                            67.3
International Equities                                       27.4
                                                  ---------------
Total Investments                                            99.8
Other Assets and Liabilities, Net                             0.2
                                                  ---------------

                                                            100.0
                                                  ===============

  See accompanying notes which are an integral part of the financial statements.

                                                          2030 Strategy Fund  65

RUSSELL INVESTMENT COMPANY
2040 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

(PERFORMANCE LINE GRAPH)

                                                               LIFEPOINTS(R) 2040 STRATEGY -
                                                                          CLASS E                    RUSSELL 1000(R) INDEX **
                                                               -----------------------------         ------------------------
Inception*                                                                 10000                              10000
2005                                                                       10320                              10223
2006                                                                       12021                              11861

2040 Strategy Fund - Class A#
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                  9.83%
Inception*                              7.46%S

2040 Strategy Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.48%
Inception*                             10.56%S

2040 Strategy Fund - Class R1+
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.84%
Inception*                             10.86%S

2040 Strategy Fund - Class R2++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.44%
Inception*                             10.54%S

2040 Strategy Fund - Class R3+++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.11%
Inception*                             10.27%S

2040 Strategy Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.84%
Inception*                             10.86%S

Russell 1000(R) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.02%
Inception*                              9.76%S

 66  2040 Strategy Fund

RUSSELL INVESTMENT COMPANY
2040 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The 2040 Strategy Fund ("Fund") seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 2, 2006, consisted of approximately 100% stock funds, with an increasing allocation to fixed income funds over time. The Fund's allocation to fixed income funds will be fixed at 68% in approximately the year 2040.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the 2040 Strategy Fund Class E, Class R3 (formerly D), Class S and Class A Shares gained 16.48%, 16.11%, 16.84% and 16.49%, respectively. This compared to the Russell 1000(R) Index, which gained 16.02% during the same period.

From June 7, 2006 to October 31, 2006 the 2040 Strategy Fund Class R1 Shares gained 8.47%. Class R1 Shares commenced operation on June 7, 2006. This compared to the Russell 1000(R) Index, which gained 9.34% during the same period.

From March 17, 2006 to October 31, 2006 the 2040 Strategy Fund Class R2 Shares gained 6.11%. Class R2 Shares commenced operation on March 17, 2006. This compared to the Russell 1000(R) Index, which gained 6.34% during the same period.

The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the "Underlying Funds") in which it invests. For the 11 months through September 30, 2006 the Fund was approximately 71% invested in equity Underlying Funds, including an almost 6% allocation to a real estate Underlying Fund. Effective October 2, 2006, a change was made to the Fund's glide path, or its equity/fixed income Underlying Fund allocation over time, which resulted in a 100% equity Underlying Fund allocation, including 7% to a real estate Underlying Fund.

The strong performance of all equities held by the Underlying Funds supported the Fund's return for the fiscal year. While both U.S. and non-U.S. equities produced strong absolute returns, REITs (real estate investment trusts), which generally have higher yields than the broad equity market, contributed most. Higher yielding, value stocks led U.S. and non-U.S. developed market returns. As a result, the Underlying Funds' overweight to equities with above average earnings, growth rates and lower valuations relative to the market in both U.S. and non-U.S. developed markets, detracted from the Underlying Funds' performance. The Fund's exposure to emerging markets contributed positively to returns as these markets benefited from the high prices of oil and commodities. Though the fixed income component fared better in fiscal year 2006 than the previous year, returns were more modest than for equities.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND THE MONEY MANAGERS OF THE UNDERLYING FUNDS AFFECT THE FUND'S PERFORMANCE?

The U.S. equity Underlying Funds held by the Fund (approximately 44% of the Fund's assets were allocated to U.S. equity Underlying Funds until September 30 and 64% thereafter) participated in the broad market rally that favored cyclical stocks. However, one of the US equity large cap Underlying Funds was overweight in stocks with above average growth rates and this stance was unrewarded during the fiscal year. The quantitative US equity large cap Underlying Fund had higher relative performance as it was overweight in lower valuation stocks and underweight in stocks with high forecasted growth rates. However, this Underlying Fund's tilt towards positive price momentum and earnings surprises and underweight in utilities partially offset the positive contribution to its performance from its valuation stance. In the US small cap equity Underlying Fund, strong stock selection in traditional growth sectors, such as technology and consumer discretionary, positively contributed to the performance of that Underlying Fund. However, the U.S. equity small cap managers of this Underlying Fund were challenged by changes in market leadership and periods of defensiveness where REITs and high dividend-paying stocks were favored by the market.

The real estate Underlying Fund (approximately 6% of the Fund's assets were allocated to a real estate Underlying Fund until September 30 and 7% thereafter) performed well due to strong sector allocation. This Underlying Fund benefited from an overweight to the apartments and lodging/resorts sectors. Stock selection also added value, particularly within the office sector. Finally, an emphasis on the larger and more liquid REITs also contributed to this Underlying Fund's strong performance.

Both the non-U.S. and emerging markets Underlying Funds (approximately 21% of the Funds assets were allocated to the non-U.S. and emerging markets Underlying Funds until September 30 and 29% thereafter) provided strong absolute returns. However, in the non-U.S. Underlying Fund, weak European ex-U.K. stock selection slightly offset strong stock selection in the U.K. and Japan. The non-U.S. Underlying Fund's slight tilt towards growth also detracted from that

                                                          2040 Strategy Fund  67

RUSSELL INVESTMENT COMPANY
2040 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Underlying Fund's performance in the fiscal year. In the emerging markets Underlying Fund, an underweight in India and stock selection in India and Korea also resulted in slightly below benchmark performance.

The fixed income Underlying Funds (almost 29% of the Fund's assets were allocated to the fixed income Underlying Funds until September 30 and 0% thereafter) had mixed results relative to their benchmarks. While modest allocations to emerging market and high yield debt added value, underweights in corporate bonds and securities selection within the mortgage sector detracted from these Underlying Funds' returns.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE ALLOCATION TO THE UNDERLYING FUNDS.

The Fund's "glide path," or shift from equity Underlying Funds to fixed income Underlying Funds over the life of the Fund, was changed effective October 2, 2006. Prior to this date equity Underlying Funds accounted for approximately 71% of the Fund while fixed income Underlying Funds accounted for approximately 29%. Effective October 2, 2006, the equity and fixed income Underlying Fund allocations were 100% and 0%, respectively. Greater equity exposure in the last month of the fiscal year was beneficial for performance as the U.S., international, emerging markets and real estate markets all rallied in October.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Commenced operations by issuing Class D, E and S Shares on
       December 31, 2004.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

# The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the performance of the Fund's Class E Shares and do not reflect the deduction of Rule 12b-1 distribution fees. Had it done so, the returns shown would have been lower. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

+ The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the performance of Class S Shares.

++ The Fund first issued Class R2 Shares on March 17, 2006. The returns shown for Class R2 Shares prior to March 17, 2006 are the performance of Class E Shares.

+++ The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 68  2040 Strategy Fund

RUSSELL INVESTMENT COMPANY
2040 STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,047.00      $     1,023.95
Expenses Paid During
Period*                       $         1.29      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,047.10      $     1,023.95
Expenses Paid During
Period*                       $         1.29      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R1                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
June 7, 2006                  $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,084.70      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 147/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                          2040 Strategy Fund  69

RUSSELL INVESTMENT COMPANY
2040 STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R2                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,047.00      $     1,023.95
Expenses Paid During
Period*                       $         1.29      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS R3                       PERFORMANCE      BEFORE EXPENSES)
--------                      --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,046.00      $     1,022.68
Expenses Paid During
Period*                       $         2.58      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,049.10      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 70  2040 Strategy Fund

RUSSELL INVESTMENT COMPANY
2040 STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 100.0%
Other Russell Investment Company Series Mutual
   Funds -
   Class S Shares

Bonds - 0.1%
Diversified Bond Fund                                     173               4
Multistrategy Bond Fund                                   837               8
                                                                 ------------
                                                                           12
                                                                 ------------

Domestic Equities - 70.9%
Diversified Equity Fund                                79,689           3,907
Quantitative Equity Fund                               93,071           3,908
Real Estate Securities Fund                            16,519             950
Special Growth Fund                                    14,370             806
                                                                 ------------
                                                                        9,571
                                                                 ------------

International Equities - 29.0%
Emerging Markets Fund                                  31,071             681
International Securities Fund                          40,837           3,235
                                                                 ------------
                                                                        3,916
                                                                 ------------

TOTAL INVESTMENTS - 100.0%
(identified cost $12,375)                                              13,499
                                                                 ------------

OTHER ASSETS AND LIABILITIES,
NET - 0.0%                                                                  4
                                                                 ------------

NET ASSETS - 100.0%                                                    13,503
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                         0.1
Domestic Equities                                            70.9
International Equities                                       29.0
                                                  ---------------
Total Investments                                           100.0
Other Assets and Liabilities, Net                             0.0
                                                  ---------------

                                                            100.0
                                                  ===============

  See accompanying notes which are an integral part of the financial statements.

                                                          2040 Strategy Fund  71

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2006

                                                                  EQUITY GROWTH         GROWTH STRATEGY       BALANCED STRATEGY
AMOUNTS IN THOUSANDS                                              STRATEGY FUND              FUND                    FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                                $         1,200,380    $         2,703,237    $          4,026,770
---------------------------------------------------------------------------------------------------------------------------------
Investments, at market                                                   1,556,011              3,291,679               4,775,692

Receivables:
      Investments sold                                                          --                     --                      --
      Fund shares sold                                                      21,173                 14,362                  17,875
      From Adviser                                                             170                    314                     450
Prepaid expenses                                                                12                     18                      28
                                                               -------------------    -------------------    --------------------
Total assets                                                             1,577,366              3,306,373               4,794,045
                                                               -------------------    -------------------    --------------------

LIABILITIES

Payables:
      Investments purchased                                                  1,229                  2,471                   2,198
      Fund shares redeemed                                                   2,210                  5,237                   8,930
      Accrued fees to affiliates                                               704                  1,444                   2,117
      Other accrued expenses                                                    45                     39                      47
                                                               -------------------    -------------------    --------------------
Total liabilities                                                            4,188                  9,191                  13,292
                                                               -------------------    -------------------    --------------------

NET ASSETS                                                     $         1,573,178    $         3,297,182    $          4,780,753
                                                               ===================    ===================    ====================
Net Assets Consist of:
Undistributed (overdistributed) net investment income          $                --    $                --    $                 --
Accumulated net realized gain (loss)                                       (13,674)                47,979                  36,194
Unrealized appreciation (depreciation) on investments                      355,631                588,442                 748,922
Shares of beneficial interest                                                1,280                  2,644                   3,924
Additional paid-in capital                                               1,229,941              2,658,117               3,991,713
                                                               -------------------    -------------------    --------------------
NET ASSETS                                                     $         1,573,178    $         3,297,182    $          4,780,753
                                                               ===================    ===================    ====================

See accompanying notes which are an integral part of the financial statements.

 72  Statement of Assets and Liabilities

         MODERATE STRATEGY    CONSERVATIVE STRATEGY    2010 STRATEGY    2020 STRATEGY    2030 STRATEGY    2040 STRATEGY
               FUND                   FUND                 FUND             FUND             FUND             FUND
-----------------------------------------------------------------------------------------------------------------------
             $ 966,662              $ 411,530            $   8,310        $  19,768        $  17,889        $  12,375
-----------------------------------------------------------------------------------------------------------------------
             1,091,804                443,302                8,712           20,923           19,176           13,499

                    --                    190                   --               --               29               --
                 2,757                    702                   41               49               54                9
                   139                     84                   33               33               34               33
                     4                      1                    1                1                1                1
             ---------              ---------            ---------        ---------        ---------        ---------
             1,094,704                444,279                8,787           21,006           19,294           13,542
             ---------              ---------            ---------        ---------        ---------        ---------

                    96                     --                    9               38               --                7
                 1,167                  1,151                    1               --               48               --
                   485                    192                    2                6                6                4
                    41                     41                   29               28               28               28
             ---------              ---------            ---------        ---------        ---------        ---------
                 1,789                  1,384                   41               72               82               39
             ---------              ---------            ---------        ---------        ---------        ---------

             $1,092,915             $ 442,895            $   8,746        $  20,934        $  19,212        $  13,503
             =========              =========            =========        =========        =========        =========
             $      --              $      --            $      --        $      --        $       1        $      (1)
                 5,834                  7,203                  126               49              121              149
               125,142                 31,772                  402            1,155            1,287            1,124
                   946                    403                    8               19               17               12
               960,993                403,517                8,210           19,711           17,786           12,219
             ---------              ---------            ---------        ---------        ---------        ---------
             $1,092,915             $ 442,895            $   8,746        $  20,934        $  19,212        $  13,503
             =========              =========            =========        =========        =========        =========

  See accompanying notes which are an integral part of the financial statements.

                                         Statement of Assets and Liabilities  73

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED -- OCTOBER 31, 2006

                                                                  EQUITY GROWTH         GROWTH STRATEGY       BALANCED STRATEGY
                                                                  STRATEGY FUND              FUND                    FUND
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, offering and redemption price per share:

   Net asset value per share: Class A*                         $             12.55    $             12.47    $              12.18
   Maximum offering price per share (Net asset value plus
      sales charge of 5.75%): Class A                          $             13.32    $             13.23    $              12.92
      Class A -- Net assets                                    $       211,813,262    $       680,892,248    $        996,628,178
      Class A -- Shares outstanding ($.01 par value)                    16,872,471             54,591,608              81,814,686

   Net asset value per share: Class C*                         $             12.00    $             12.39    $              12.12
      Class C -- Net assets                                    $       438,482,628    $       856,551,559    $      1,328,970,995
      Class C -- Shares outstanding ($.01 par value)                    36,551,466             69,132,210             109,682,069

   Net asset value per share: Class E*                         $             12.35    $             12.49    $              12.20
      Class E -- Net assets                                    $       241,818,298    $       503,740,709    $        615,864,480
      Class E -- Shares outstanding ($.01 par value)                    19,577,818             40,337,337              50,461,980

   Net asset value per share: Class R1*                        $             12.51    $             12.55    $              12.26
      Class R2 -- Net assets                                   $         1,390,899    $         1,857,158    $          4,295,361
      Class R2 -- Shares outstanding ($.01 par value)                      111,201                147,965                 350,327

   Net asset value per share: Class R2*                        $             12.35    $             12.48    $              12.19
      Class R2 -- Net assets                                   $        19,093,466    $        10,646,604    $         15,035,419
      Class R2 -- Shares outstanding ($.01 par value)                    1,546,485                852,829               1,233,341

   Net asset value per share: Class R3*                        $             12.33    $             12.51    $              12.20
      Class R3 -- Net assets                                   $       432,147,397    $       822,822,470    $      1,128,999,831
      Class R3 -- Shares outstanding ($.01 par value)                   35,034,546             65,778,471              92,503,750

   Net asset value per share: Class S*                         $             12.51    $             12.55    $              12.26
      Class S -- Net assets                                    $       228,432,186    $       420,671,448    $        690,958,642
      Class S -- Shares outstanding ($.01 par value)                    18,263,763             33,519,259              56,363,384

*   Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
**  $215.32 divided by 18.59 shares of $.01 par value of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

 74  Statement of Assets and Liabilities

         MODERATE STRATEGY    CONSERVATIVE STRATEGY    2010 STRATEGY    2020 STRATEGY    2030 STRATEGY    2040 STRATEGY
               FUND                   FUND                 FUND             FUND             FUND             FUND
-----------------------------------------------------------------------------------------------------------------------

             $   11.54              $   10.98            $   10.88        $   11.24        $   11.53        $   11.71
             $   12.24              $   11.65            $   11.55        $   11.93        $   12.24        $   12.43
           16$5,653,695            4$6,363,456           $1,722,864       $2,164,872       $2,854,408       $1,885,964
            14,349,097              4,224,148              158,281          192,624          247,489          161,025

             $   11.49              $   10.93            $      --        $      --        $      --        $      --
           25$2,478,202            8$0,692,098           $      --        $      --        $      --        $      --
            21,970,425              7,380,241                   --               --               --               --

             $   11.55              $   11.00            $   10.90        $   11.25        $   11.54        $   11.72
           18$1,882,844            8$0,223,466           $1,484,526       $2,117,976       $4,615,916       $3,095,991
            15,744,038              7,292,774              136,178          188,333          399,931          264,094

             $   11.58**            $      --            $   10.90        $   11.25        $   11.54        $   11.73
             $     215              $      --            $ 149,771        $ 701,826        $ 346,647        $  92,919
                    19                     --               13,736           62,384           30,030            7,922

             $   11.54              $   10.99            $      --        $   11.24        $   11.53        $   11.71
             $1,654,085             $1,466,072           $      --        $ 641,033        $ 632,887        $1,256,157
               143,360                133,460                   --           57,012           54,869          107,243

             $   11.58              $   11.03            $   10.89        $   11.23        $   11.54        $   11.71
           36$4,759,160           18$7,837,213           $4,028,482       $9,354,652       $8,249,309       $5,506,080
            31,498,014             17,030,898              369,866          833,202          715,129          470,099

             $   11.58              $   11.03            $   10.91        $   11.24        $   11.55        $   11.73
           12$6,486,401            4$6,312,367           $1,360,514       $5,953,432       $2,513,147       $1,665,753
            10,919,716              4,197,443              124,736          529,444          217,677          142,025

  See accompanying notes which are an integral part of the financial statements.

                                         Statement of Assets and Liabilities  75

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

                                            EQUITY GROWTH     GROWTH STRATEGY    BALANCED STRATEGY    MODERATE STRATEGY
AMOUNTS IN THOUSANDS                        STRATEGY FUND          FUND                FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income distributions from
         Underlying Funds                   $       14,743    $       49,845      $      100,777      $          28,420
                                            --------------    --------------      --------------      -----------------

EXPENSES
      Advisory fees                                  2,572             5,560               8,244                  1,969
      Administrative fees                              643             1,390               2,061                    492
      Custodian fees                                    52                54                  58                     52
      Distribution fees - Class A                      379             1,295               1,998                    365
      Distribution fees - Class C                    2,722             5,403               8,658                  1,580
      Distribution fees - Class R3                     926             1,807               2,513                    841
      Transfer agent fees                            1,928             4,170               6,183                    984
      Professional fees                                 62                82                 105                     56
      Registration fees                                161               247                 292                    116
      Shareholder servicing fees - Class
         C                                             907             1,800               2,886                    527
      Shareholder servicing fees - Class
         E                                             535             1,125               1,391                    428
      Shareholder servicing fees - Class
         R2                                             25                14                  17                      2
      Shareholder servicing fees - Class
         R3                                            926             1,807               2,513                    841
      Trustees' fees                                    32                70                 105                     25
      Printing fees                                     49               107                 159                     39
      Offering costs                                    --                --                  --                     --
      Miscellaneous                                     22                50                  67                     19
                                            --------------    --------------      --------------      -----------------
      Expenses before reductions                    11,941            24,981              37,250                  8,336
      Expense reductions                            (5,521)          (11,730)            (17,274)                (3,752)
                                            --------------    --------------      --------------      -----------------
Net expenses                                         6,420            13,251              19,976                  4,584
                                            --------------    --------------      --------------      -----------------
Net investment income (loss)                         8,323            36,594              80,801                 23,836
                                            --------------    --------------      --------------      -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
      Investments                                       57             3,601              11,597                  2,086
      Capital gain distributions from
         Underlying Funds                           42,131            75,759              87,917                 15,382
                                            --------------    --------------      --------------      -----------------
Net realized gain (loss)                            42,188            79,360              99,514                 17,468
Net change in unrealized appreciation
   (depreciation) on investments                   171,928           301,064             346,794                 54,674
                                            --------------    --------------      --------------      -----------------
Net realized and unrealized gain (loss)            214,116           380,424             446,308                 72,142
                                            --------------    --------------      --------------      -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                          $      222,439    $      417,018      $      527,109      $          95,978
                                            ==============    ==============      ==============      =================

See accompanying notes which are an integral part of the financial statements.

 76  Statement of Operations

    CONSERVATIVE STRATEGY    2010 STRATEGY      2020 STRATEGY      2030 STRATEGY      2040 STRATEGY
            FUND                  FUND               FUND               FUND              FUND
----------------------------------------------------------------------------------------------------
      $         15,052      $            176   $            249   $            198   $           160
      ----------------      ----------------   ----------------   ----------------   ---------------

                   910                    13                 22                 20                18
                   228                     3                  6                  5                 4
                    52                    26                 26                 26                26
                   105                     3                  4                  5                 4
                   628                    --                 --                 --                --
                   430                     6                 12                 11                 9
                   455                     3                  6                  5                 4
                    50                    39                 39                 39                39
                    91                    70                 71                 73                69
                   209                    --                 --                 --                --
                   282                     3                  4                  4                 4
                     2                    --                 --                 --                 1
                   429                     6                 13                 11                 9
                    12                    --                 --                 --                --
                    18                    --                 --                 --                --
                    --                    20                 18                 18                18
                    12                     2                  3                  3                 3
      ----------------      ----------------   ----------------   ----------------   ---------------
                 3,913                   194                224                220               208
                (1,828)                 (176)              (191)              (189)             (181)
      ----------------      ----------------   ----------------   ----------------   ---------------
                 2,085                    18                 33                 31                27
      ----------------      ----------------   ----------------   ----------------   ---------------
                12,967                   158                216                167               133
      ----------------      ----------------   ----------------   ----------------   ---------------

                 6,604                    38                (52)                (2)                7
                 4,175                    90                106                128               146
      ----------------      ----------------   ----------------   ----------------   ---------------
                10,779                   128                 54                126               153
                 6,676                   395              1,112              1,241             1,064
      ----------------      ----------------   ----------------   ----------------   ---------------
                17,455                   523              1,166              1,367             1,217
      ----------------      ----------------   ----------------   ----------------   ---------------
                30,422
      $                     $            681   $          1,382   $          1,534   $         1,350
      ================      ================   ================   ================   ===============

  See accompanying notes which are an integral part of the financial statements.

                                                     Statement of Operations  77

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

STATEMENTS OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

                                                                                         EQUITY GROWTH
                                                                                         STRATEGY FUND
                                                                          -------------------------------------------
AMOUNTS IN THOUSANDS                                                             2006                    2005
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                                        $             8,323    $              7,557
      Net realized gain (loss)                                                         42,188                   8,629
      Net change in unrealized appreciation (depreciation)                            171,928                  91,785
                                                                          -------------------    --------------------
Net increase (decrease) in net assets from operations                                 222,439                 107,971
                                                                          -------------------    --------------------

DISTRIBUTIONS
      From net investment income
         Class A                                                                       (1,113)                   (597)
         Class C                                                                       (1,649)                 (1,601)
         Class E                                                                       (1,894)                 (1,889)
         Class R1                                                                          (2)                     --
         Class R2                                                                         (58)                     --
         Class R3                                                                      (2,476)                 (2,336)
         Class S                                                                       (1,825)                 (1,558)
      From net realized gain
         Class A                                                                         (773)                     --
         Class C                                                                       (2,330)                     --
         Class E                                                                       (1,512)                     --
         Class R3                                                                      (2,450)                     --
         Class S                                                                       (1,036)                     --
                                                                          -------------------    --------------------
Net decrease in net assets from distributions                                         (17,118)                 (7,981)
                                                                          -------------------    --------------------

SHARE TRANSACTIONS
      Net increase (decrease) in net assets from share transactions                   354,934                 188,532
                                                                          -------------------    --------------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                           560,255                 288,522

NET ASSETS
      Beginning of period                                                           1,012,923                 724,401
                                                                          -------------------    --------------------

      End of period                                                       $         1,573,178    $          1,012,923
                                                                          ===================    ====================

      Undistributed (overdistributed) net investment income included
       in net assets                                                      $                --    $                 --

See accompanying notes which are an integral part of the financial statements.

 78  Statements of Changes in Net Assets

           GROWTH STRATEGY                BALANCED STRATEGY               MODERATE STRATEGY             CONSERVATIVE STRATEGY
                FUND                            FUND                            FUND                            FUND
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2006            2005            2006            2005            2006            2005            2006            2005
---------------------------------------------------------------------------------------------------------------------------------

    $      36,594   $      26,285   $      80,801   $      52,527   $      23,836   $      14,665   $      12,967   $      10,203
           79,360          14,483          99,514          21,906          17,468           5,755          10,779           2,868
          301,064         149,319         346,794         153,673          54,674          18,157           6,676            (286)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          417,018         190,087         527,109         228,106          95,978          38,577          30,422          12,785
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

           (8,063)         (3,996)        (17,803)         (8,687)         (3,921)         (1,866)         (1,367)           (756)
           (6,285)         (4,357)        (17,561)        (10,605)         (4,188)         (2,301)         (2,049)         (1,287)
           (7,199)         (5,832)        (12,392)         (9,540)         (4,539)         (3,041)         (3,057)         (4,078)
              (11)             --             (36)             --              --              --              --              --
              (94)             --            (184)             --             (36)             --             (47)             --
           (9,686)         (7,614)        (19,967)        (14,304)         (8,115)         (5,262)         (5,092)         (3,135)
           (6,661)         (5,375)        (14,926)        (10,795)         (3,498)         (2,538)         (1,544)         (1,137)
           (2,041)             --          (3,917)           (830)           (841)           (172)           (249)            (91)
           (3,154)             --          (6,200)         (1,779)         (1,227)           (416)           (548)           (275)
           (2,130)             --          (3,141)         (1,104)         (1,074)           (357)         (1,124)           (646)
           (3,285)             --          (5,589)         (1,814)         (2,049)           (707)         (1,006)           (515)
           (1,639)             --          (3,226)         (1,097)           (751)           (281)           (278)           (147)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (50,248)        (27,174)       (104,942)        (60,555)        (30,239)        (16,941)        (16,361)        (12,067)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          672,683         551,870         883,432         853,024         135,316         175,747         (90,628)         44,887
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        1,039,453         714,783       1,305,599       1,020,575         201,055         197,383         (76,567)         45,605

        2,257,729       1,542,946       3,475,154       2,454,579         891,860         694,477         519,462         473,857
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

    $   3,297,182   $   2,257,729   $   4,780,753   $   3,475,154   $   1,092,915   $     891,860   $     442,895   $     519,462
    =============   =============   =============   =============   =============   =============   =============   =============

    $          --   $          --   $          --   $          --   $          --   $          --   $          --   $          --

  See accompanying notes which are an integral part of the financial statements.

                                         Statements of Changes in Net Assets  79

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

                                                                                         2010 STRATEGY
                                                                                             FUND
                                                                          -------------------------------------------
AMOUNTS IN THOUSANDS                                                             2006                   2005*
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                                        $               158    $                 44
      Net realized gain (loss)                                                            128                      --
      Net change in unrealized appreciation (depreciation)                                395                       7
                                                                          -------------------    --------------------
Net increase (decrease) in net assets from operations                                     681                      51
                                                                          -------------------    --------------------

DISTRIBUTIONS
   From net investment income
      Class A                                                                             (35)                     (5)
      Class E                                                                             (32)                    (13)
      Class R1                                                                             (2)                     --
      Class R2                                                                             --                      --
      Class R3                                                                            (55)                    (13)
      Class S                                                                             (35)                    (14)
   From net realized gain
      Class E                                                                              --                      --
                                                                          -------------------    --------------------
Net decrease in net assets from distributions                                            (159)                    (45)
                                                                          -------------------    --------------------

SHARE TRANSACTIONS
      Net increase (decrease) in net assets from share transactions                     3,423                   4,795
                                                                          -------------------    --------------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                             3,945                   4,801

NET ASSETS
      Beginning of period                                                               4,801                      --
                                                                          -------------------    --------------------

      End of period                                                       $             8,746    $              4,801
                                                                          ===================    ====================
      Undistributed (overdistributed) net investment income included
       in net assets                                                      $                --    $                 --

*  For the period January 1, 2005 (commencement of operations) to October 31,
   2005.

See accompanying notes which are an integral part of the financial statements.

 80  Statements of Changes in Net Assets

             2020 STRATEGY             2030 STRATEGY             2040 STRATEGY
                  FUND                      FUND                      FUND
         ----------------------    ----------------------    ----------------------
           2006         2005*        2006         2005*        2006         2005*
-----------------------------------------------------------------------------------

         $     216    $      39    $     167    $      32    $     133    $      27
                54            2          126            1          153            1
             1,112           43        1,241           46        1,064           60
         ---------    ---------    ---------    ---------    ---------    ---------
             1,382           84        1,534           79        1,350           88
         ---------    ---------    ---------    ---------    ---------    ---------

               (31)          (4)         (40)          (4)         (26)          (3)
               (30)         (11)         (32)          (9)         (27)          (8)
                (7)          --           (3)          --           (1)          --
                (3)          --           (2)                      (10)          --
               (91)         (12)         (63)          (9)         (44)          (7)
               (59)         (13)         (32)         (11)         (30)         (10)
                (1)          --           --           --           --           --
         ---------    ---------    ---------    ---------    ---------    ---------
              (222)         (40)        (172)         (33)        (138)         (28)
         ---------    ---------    ---------    ---------    ---------    ---------

            15,187        4,543       13,348        4,456        7,532        4,699
         ---------    ---------    ---------    ---------    ---------    ---------
            16,347        4,587       14,710        4,502        8,744        4,759

             4,587           --        4,502           --        4,759           --
         ---------    ---------    ---------    ---------    ---------    ---------

         $  20,934    $   4,587    $  19,212    $   4,502    $  13,503    $   4,759
         =========    =========    =========    =========    =========    =========
         $      --    $      --    $       1    $      --    $      (1)   $      --

  See accompanying notes which are an integral part of the financial statements.

                                         Statements of Changes in Net Assets  81

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                    $                  $               $
                                           NET ASSET VALUE,           NET            NET REALIZED    TOTAL INCOME
                                             BEGINNING OF         INVESTMENT        AND UNREALIZED   (LOSS) FROM
                                                PERIOD        INCOME (LOSS)(A)(B)    GAIN (LOSS)      OPERATIONS
-----------------------------------------------------------------------------------------------------------------
EQUITY GROWTH STRATEGY FUND
Class A
October 31, 2006                                 10.63                .10                 2.00           2.10
October 31, 2005                                  9.42                .10                 1.22           1.32
October 31, 2004                                  8.50                .06                  .95           1.01
October 31, 2003 (2)                              6.38                .02                 2.13           2.15
-----------------------------------------------------------------------------------------------------------------
Class C
October 31, 2006                                 10.20                .01                 1.93           1.94
October 31, 2005                                  9.07                .03                 1.17           1.20
October 31, 2004                                  8.23                .01                  .89            .90
October 31, 2003                                  6.60               (.01)                1.65           1.64
October 31, 2002                                  7.70               (.02)                (.93)          (.95)
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 10.46                .11                 1.96           2.07
October 31, 2005                                  9.27                .11                 1.19           1.30
October 31, 2004                                  8.37                .08                  .91            .99
October 31, 2003                                  6.69                .04                 1.68           1.72
October 31, 2002                                  7.76                .03                 (.93)          (.90)
-----------------------------------------------------------------------------------------------------------------
Class R1
October 31, 2006 (11)                            11.57                .04                  .95            .99
-----------------------------------------------------------------------------------------------------------------
Class R2
October 31, 2006 (8)                             11.60                .03                  .76            .79
-----------------------------------------------------------------------------------------------------------------
Class R3 (9)
October 31, 2006                                 10.46                .08                 1.95           2.03
October 31, 2005                                  9.27                .09                 1.19           1.28
October 31, 2004                                  8.38                .06                  .91            .97
October 31, 2003                                  6.70                .02                 1.69           1.71
October 31, 2002                                  7.79                .01                 (.94)          (.93)
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 10.59                .14                 1.99           2.13
October 31, 2005                                  9.37                .15                 1.20           1.35
October 31, 2004                                  8.45                .11                  .91           1.02
October 31, 2003                                  6.75                .07                 1.69           1.76
October 31, 2002                                  7.83                .06                 (.96)          (.90)
-----------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS         $
                                              FROM NET          FROM NET          TOTAL
                                          INVESTMENT INCOME   REALIZED GAIN   DISTRIBUTIONS
----------------------------------------
EQUITY GROWTH STRATEGY FUND
Class A
October 31, 2006                                (.10)             (.08)           (.18)
October 31, 2005                                (.11)               --            (.11)
October 31, 2004                                (.09)               --            (.09)
October 31, 2003 (2)                            (.03)               --            (.03)
----------------------------------------
Class C
October 31, 2006                                (.06)             (.08)           (.14)
October 31, 2005                                (.07)               --            (.07)
October 31, 2004                                (.06)               --            (.06)
October 31, 2003                                (.01)               --            (.01)
October 31, 2002                                (.01)             (.14)           (.15)
----------------------------------------
Class E
October 31, 2006                                (.10)             (.08)           (.18)
October 31, 2005                                (.11)               --            (.11)
October 31, 2004                                (.09)               --            (.09)
October 31, 2003                                (.04)               --            (.04)
October 31, 2002                                (.03)             (.14)           (.17)
----------------------------------------
Class R1
October 31, 2006 (11)                           (.05)               --            (.05)
----------------------------------------
Class R2
October 31, 2006 (8)                            (.04)               --            (.04)
----------------------------------------
Class R3 (9)
October 31, 2006                                (.08)             (.08)           (.16)
October 31, 2005                                (.09)               --            (.09)
October 31, 2004                                (.08)               --            (.08)
October 31, 2003                                (.03)               --            (.03)
October 31, 2002                                (.02)             (.14)           (.16)
----------------------------------------
Class S
October 31, 2006                                (.13)             (.08)           (.21)
October 31, 2005                                (.13)               --            (.13)
October 31, 2004                                (.10)               --            (.10)
October 31, 2003                                (.06)               --            (.06)
October 31, 2002                                (.04)             (.14)           (.18)
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 82  Financial Highlights

                                                                     %
           $                                     $           RATIO OF EXPENSES
    NET ASSET VALUE,          %              NET ASSETS         TO AVERAGE
         END OF             TOTAL          END OF PERIOD        NET ASSETS
         PERIOD          RETURN(C)(E)          (000)           NET(D)(F)(G)
------------------------------------------------------------------------------
         12.55               19.99            211,813               .25
         10.63               14.09             94,182               .25
          9.42               11.92             43,148               .25
          8.50               33.75              7,399               .25
------------------------------------------------------------------------------
         12.00               19.16            438,483              1.00
         10.20               13.29            284,152              1.00
          9.07               10.94            192,211              1.00
          8.23               24.91             99,808              1.00
          6.60              (12.73)            45,267              1.00
------------------------------------------------------------------------------
         12.35               20.02            241,818               .25
         10.46               14.08            192,258               .25
          9.27               11.83            152,589               .25
          8.37               25.89            155,984               .25
          6.69              (12.05)           111,765               .25
------------------------------------------------------------------------------
         12.51                8.32              1,391                --
------------------------------------------------------------------------------
         12.35                6.82             19,094               .25
------------------------------------------------------------------------------
         12.33               19.61            432,147               .50
         10.46               13.88            308,388               .50
          9.27               11.59            225,187               .50
          8.38               25.60            128,624               .50
          6.70              (12.34)            36,092               .50
------------------------------------------------------------------------------
         12.51               20.34            228,432                --
         10.59               14.47            133,943                --
          9.37               12.09            111,266                --
          8.45               26.26             89,455                --
          6.75              (11.95)            58,236                --
------------------------------------------------------------------------------

             %                   %
     RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS          TO AVERAGE          PORTFOLIO
         GROSS(D)        NET ASSETS(C)(G)    TURNOVER RATE(C)
---
            .68                 .85                3.27
            .66                 .95                3.44
            .65                 .69               12.46
           1.19                 .30               17.81
---
           1.43                 .07                3.27
           1.41                 .31                3.44
           1.40                 .13               12.46
           1.43                (.19)              17.81
           1.42                (.32)              29.86
---
            .68                 .99                3.27
            .66                1.13                3.44
            .65                 .89               12.46
            .68                 .59               17.81
            .67                 .44               29.86
---
            .44                 .28                3.27
---
            .69                 .26                3.27
---
            .93                 .68                3.27
            .91                 .85                3.44
            .90                 .64               12.46
            .93                 .24               17.81
            .92                 .20               29.86
---
            .43                1.17                3.27
            .41                1.42                3.44
            .40                1.21               12.46
            .43                 .90               17.81
            .42                 .72               29.86
---

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  83

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                    $                  $               $
                                           NET ASSET VALUE,           NET            NET REALIZED    TOTAL INCOME
                                             BEGINNING OF         INVESTMENT        AND UNREALIZED   (LOSS) FROM
                                                PERIOD        INCOME (LOSS)(A)(B)    GAIN (LOSS)      OPERATIONS
-----------------------------------------------------------------------------------------------------------------
GROWTH STRATEGY FUND
Class A
October 31, 2006                                 10.90                .17                 1.65           1.82
October 31, 2005                                  9.95                .15                  .98           1.13
October 31, 2004                                  9.12                .11                  .87            .98
October 31, 2003 (4)                              7.20                .04                 1.94           1.98
-----------------------------------------------------------------------------------------------------------------
Class C
October 31, 2006                                 10.84                .09                 1.62           1.71
October 31, 2005                                  9.89                .09                  .96           1.05
October 31, 2004                                  9.09                .06                  .84            .90
October 31, 2003                                  7.49                .02                 1.61           1.63
October 31, 2002                                  8.46                .04                 (.79)          (.75)
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 10.91                .19                 1.64           1.83
October 31, 2005                                  9.96                .17                  .96           1.13
October 31, 2004                                  9.13                .15                  .82            .97
October 31, 2003                                  7.51                .08                 1.63           1.71
October 31, 2002                                  8.49                .11                 (.81)          (.70)
-----------------------------------------------------------------------------------------------------------------
Class R1
October 31, 2006 (11)                            11.76                .08                  .84            .92
-----------------------------------------------------------------------------------------------------------------
Class R2
October 31, 2006 (8)                             11.86                .09                  .64            .73
-----------------------------------------------------------------------------------------------------------------
Class R3 (9)
October 31, 2006                                 10.93                .15                 1.65           1.80
October 31, 2005                                  9.97                .14                  .97           1.11
October 31, 2004                                  9.15                .11                  .84            .95
October 31, 2003                                  7.54                .05                 1.63           1.68
October 31, 2002                                  8.52                .08                 (.79)          (.71)
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 10.97                .22                 1.64           1.86
October 31, 2005                                 10.00                .20                  .98           1.18
October 31, 2004                                  9.16                .16                  .84           1.00
October 31, 2003                                  7.54                .10                 1.63           1.73
October 31, 2002                                  8.52                .13                 (.81)          (.68)
-----------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS         $
                                              FROM NET          FROM NET          TOTAL
                                          INVESTMENT INCOME   REALIZED GAIN   DISTRIBUTIONS
----------------------------------------
GROWTH STRATEGY FUND
Class A
October 31, 2006                                (.19)             (.06)           (.25)
October 31, 2005                                (.18)               --            (.18)
October 31, 2004                                (.15)               --            (.15)
October 31, 2003 (4)                            (.06)               --            (.06)
----------------------------------------
Class C
October 31, 2006                                (.10)             (.06)           (.16)
October 31, 2005                                (.10)               --            (.10)
October 31, 2004                                (.10)               --            (.10)
October 31, 2003                                (.03)               --            (.03)
October 31, 2002                                (.05)             (.17)           (.22)
----------------------------------------
Class E
October 31, 2006                                (.19)             (.06)           (.25)
October 31, 2005                                (.18)               --            (.18)
October 31, 2004                                (.14)               --            (.14)
October 31, 2003                                (.09)               --            (.09)
October 31, 2002                                (.11)             (.17)           (.28)
----------------------------------------
Class R1
October 31, 2006 (11)                           (.13)               --            (.13)
----------------------------------------
Class R2
October 31, 2006 (8)                            (.11)               --            (.11)
----------------------------------------
Class R3 (9)
October 31, 2006                                (.16)             (.06)           (.22)
October 31, 2005                                (.15)               --            (.15)
October 31, 2004                                (.13)               --            (.13)
October 31, 2003                                (.07)               --            (.07)
October 31, 2002                                (.10)             (.17)           (.27)
----------------------------------------
Class S
October 31, 2006                                (.22)             (.06)           (.28)
October 31, 2005                                (.21)               --            (.21)
October 31, 2004                                (.16)               --            (.16)
October 31, 2003                                (.11)               --            (.11)
October 31, 2002                                (.13)             (.17)           (.30)
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 84  Financial Highlights

                                                                     %
           $                                     $           RATIO OF EXPENSES
    NET ASSET VALUE,          %              NET ASSETS         TO AVERAGE
         END OF             TOTAL          END OF PERIOD        NET ASSETS
         PERIOD          RETURN(C)(E)          (000)           NET(D)(F)(G)
------------------------------------------------------------------------------
         12.47              16.87             680,892               .25
         10.90              11.44             365,024               .25
          9.95              10.76             154,884               .25
          9.12              27.35              27,700               .25
------------------------------------------------------------------------------
         12.39              15.95             856,552              1.00
         10.84              10.70             572,129              1.00
          9.89               9.90             381,245              1.00
          9.09              21.89             219,946              1.00
          7.49              (9.20)            102,324              1.00
------------------------------------------------------------------------------
         12.49              16.93             503,741               .25
         10.91              11.40             394,842               .25
          9.96              10.72             307,304               .25
          9.13              22.90             233,112               .25
          7.51              (8.64)            152,805               .25
------------------------------------------------------------------------------
         12.55               7.41               1,857                --
------------------------------------------------------------------------------
         12.48               6.23              10,647               .25
------------------------------------------------------------------------------
         12.51              16.62             822,822               .50
         10.93              11.22             616,939               .50
          9.97              10.41             452,502               .50
          9.15              22.44             232,636               .50
          7.54              (8.78)             58,031               .50
------------------------------------------------------------------------------
         12.55              17.12             420,671                --
         10.97              11.83             308,795                --
         10.00              10.99             247,011                --
          9.16              23.10             159,869                --
          7.54              (8.37)            108,267                --
------------------------------------------------------------------------------

             %                   %
     RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS          TO AVERAGE          PORTFOLIO
         GROSS(D)        NET ASSETS(C)(G)    TURNOVER RATE(C)
---
            .67                1.49                2.14
            .64                1.43                 .72
            .63                1.11                2.22
            .74                 .51               15.15
---
           1.42                 .77                2.14
           1.39                 .82                 .72
           1.38                 .67                2.22
           1.41                 .24               15.15
           1.39                 .51               11.73
---
            .67                1.58                2.14
            .64                1.63                 .72
            .63                1.54                2.22
            .66                1.02               15.15
            .64                1.29               11.73
---
            .43                 .62                2.14
---
            .68                 .71                2.14
---
            .92                1.32                2.14
            .89                1.35                 .72
            .88                1.14                2.22
            .91                 .66               15.15
            .89                 .92               11.73
---
            .42                1.83                2.14
            .39                1.88                 .72
            .38                1.70                2.22
            .41                1.30               15.15
            .39                1.51               11.73
---

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  85

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                    $                  $               $
                                           NET ASSET VALUE,           NET            NET REALIZED    TOTAL INCOME
                                             BEGINNING OF         INVESTMENT        AND UNREALIZED   (LOSS) FROM
                                                PERIOD        INCOME (LOSS)(A)(B)    GAIN (LOSS)      OPERATIONS
-----------------------------------------------------------------------------------------------------------------
BALANCED STRATEGY FUND
Class A
October 31, 2006                                 10.99                .25                 1.27           1.52
October 31, 2005                                 10.33                .20                  .71            .91
October 31, 2004                                  9.64                .16                  .74            .90
October 31, 2003 (2)                              8.20                .06                 1.47           1.53
-----------------------------------------------------------------------------------------------------------------
Class C
October 31, 2006                                 10.93                .17                 1.27           1.44
October 31, 2005                                 10.29                .13                  .69            .82
October 31, 2004                                  9.61                .12                  .72            .84
October 31, 2003                                  8.33                .09                 1.31           1.40
October 31, 2002                                  9.04                .12                 (.59)          (.47)
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 11.00                .26                 1.27           1.53
October 31, 2005                                 10.35                .22                  .68            .90
October 31, 2004                                  9.65                .22                  .69            .91
October 31, 2003                                  8.35                .17                 1.31           1.48
October 31, 2002                                  9.06                .19                 (.60)          (.41)
-----------------------------------------------------------------------------------------------------------------
Class R1
October 31, 2006 (12)                            11.62                .10                  .73            .83
-----------------------------------------------------------------------------------------------------------------
Class R2
October 31, 2006 (10)                            11.76                .12                  .49            .61
-----------------------------------------------------------------------------------------------------------------
Class R3 (9)
October 31, 2006                                 11.01                .23                 1.26           1.49
October 31, 2005                                 10.35                .19                  .70            .89
October 31, 2004                                  9.66                .17                  .71            .88
October 31, 2003                                  8.36                .12                 1.34           1.46
October 31, 2002                                  9.08                .16                 (.59)          (.43)
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 11.05                .29                 1.28           1.57
October 31, 2005                                 10.39                .25                  .69            .94
October 31, 2004                                  9.68                .23                  .71            .94
October 31, 2003                                  8.38                .19                 1.31           1.50
October 31, 2002                                  9.09                .22                 (.60)          (.38)
-----------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS         $
                                              FROM NET          FROM NET          TOTAL
                                          INVESTMENT INCOME   REALIZED GAIN   DISTRIBUTIONS
----------------------------------------
BALANCED STRATEGY FUND
Class A
October 31, 2006                                (.26)             (.07)           (.33)
October 31, 2005                                (.22)             (.03)           (.25)
October 31, 2004                                (.21)               --            (.21)
October 31, 2003 (2)                            (.09)               --            (.09)
----------------------------------------
Class C
October 31, 2006                                (.18)             (.07)           (.25)
October 31, 2005                                (.15)             (.03)           (.18)
October 31, 2004                                (.16)               --            (.16)
October 31, 2003                                (.12)               --            (.12)
October 31, 2002                                (.13)             (.11)           (.24)
----------------------------------------
Class E
October 31, 2006                                (.26)             (.07)           (.33)
October 31, 2005                                (.22)             (.03)           (.25)
October 31, 2004                                (.21)               --            (.21)
October 31, 2003                                (.18)               --            (.18)
October 31, 2002                                (.19)             (.11)           (.30)
----------------------------------------
Class R1
October 31, 2006 (12)                           (.19)               --            (.19)
----------------------------------------
Class R2
October 31, 2006 (10)                           (.18)               --            (.18)
----------------------------------------
Class R3 (9)
October 31, 2006                                (.23)             (.07)           (.30)
October 31, 2005                                (.20)             (.03)           (.23)
October 31, 2004                                (.19)               --            (.19)
October 31, 2003                                (.16)               --            (.16)
October 31, 2002                                (.18)             (.11)           (.29)
----------------------------------------
Class S
October 31, 2006                                (.29)             (.07)           (.36)
October 31, 2005                                (.25)             (.03)           (.28)
October 31, 2004                                (.23)               --            (.23)
October 31, 2003                                (.20)               --            (.20)
October 31, 2002                                (.22)             (.11)           (.33)
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 86  Financial Highlights

                                                                     %
           $                                     $           RATIO OF EXPENSES
    NET ASSET VALUE,          %              NET ASSETS         TO AVERAGE
         END OF             TOTAL          END OF PERIOD        NET ASSETS
         PERIOD          RETURN(C)(E)          (000)           NET(D)(F)(G)
------------------------------------------------------------------------------
         12.18              14.03              996,628              .25
         10.99               8.91              593,609              .25
         10.33               9.49              281,685              .25
          9.64              18.80               60,696              .25
------------------------------------------------------------------------------
         12.12              13.29            1,328,971             1.00
         10.93               7.96              964,203             1.00
         10.29               8.82              653,463             1.00
          9.61              17.02              396,344             1.00
          8.33              (5.42)             186,825             1.00
------------------------------------------------------------------------------
         12.20              14.09              615,865              .25
         11.00               8.77              506,587              .25
         10.35               9.54              416,942              .25
          9.65              18.00              414,051              .25
          8.35              (4.73)             269,458              .25
------------------------------------------------------------------------------
         12.26               6.60                4,295               --
------------------------------------------------------------------------------
         12.19               5.26               15,035              .25
------------------------------------------------------------------------------
         12.20              13.72            1,129,000              .50
         11.01               8.61              892,607              .50
         10.35               9.25              676,342              .50
          9.66              17.76              396,545              .50
          8.36              (5.01)             121,077              .50
------------------------------------------------------------------------------
         12.26              14.40              690,959               --
         11.05               9.10              518,148               --
         10.39               9.82              426,147               --
          9.68              18.22              278,123               --
          8.38              (4.47)             155,977               --
------------------------------------------------------------------------------

             %                   %
     RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS          TO AVERAGE          PORTFOLIO
         GROSS(D)        NET ASSETS(C)(G)    TURNOVER RATE(C)
---
            .67                2.15                2.80
            .62                1.88                 .55
            .59                1.63                6.42
            .66                 .74               18.55
---
           1.42                1.43                2.80
           1.37                1.22                 .55
           1.34                1.23                6.42
           1.36                1.05               18.55
           1.34                1.38               12.18
---
            .67                2.23                2.80
            .62                2.03                 .55
            .59                2.25                6.42
            .61                1.88               18.55
            .59                2.17               12.18
---
            .43                 .80                2.80
---
            .68                1.14                2.80
---
            .92                1.97                2.80
            .87                1.75                 .55
            .84                1.70                6.42
            .86                1.38               18.55
            .84                1.75               12.18
---
            .42                2.46                2.80
            .37                2.28                 .55
            .34                2.23                6.42
            .36                2.12               18.55
            .34                2.40               12.18
---

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  87

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                    $                  $               $
                                           NET ASSET VALUE,           NET            NET REALIZED    TOTAL INCOME
                                             BEGINNING OF         INVESTMENT        AND UNREALIZED   (LOSS) FROM
                                                PERIOD        INCOME (LOSS)(A)(B)    GAIN (LOSS)      OPERATIONS
-----------------------------------------------------------------------------------------------------------------
MODERATE STRATEGY FUND
Class A
October 31, 2006                                 10.81                .29                  .81           1.10
October 31, 2005                                 10.50                .22                  .35            .57
October 31, 2004                                 10.03                .17                  .51            .68
October 31, 2003 (3)                              9.02                .07                 1.06           1.13
-----------------------------------------------------------------------------------------------------------------
Class C
October 31, 2006                                 10.77                .21                  .80           1.01
October 31, 2005                                 10.45                .14                  .36            .50
October 31, 2004                                 10.01                .05                  .55            .60
October 31, 2003                                  9.15                .12                  .91           1.03
October 31, 2002                                  9.59                .19                 (.38)          (.19)
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 10.82                .29                  .81           1.10
October 31, 2005                                 10.50                .22                  .36            .58
October 31, 2004                                 10.03                .19                  .49            .68
October 31, 2003                                  9.16                .21                  .89           1.10
October 31, 2002                                  9.59                .27                 (.38)          (.11)
-----------------------------------------------------------------------------------------------------------------
Class R1
October 31, 2006 (15)                            11.47                .11                  .09            .20
-----------------------------------------------------------------------------------------------------------------
Class R2
October 31, 2006 (8)                             11.25                .25                  .27            .52
-----------------------------------------------------------------------------------------------------------------
Class R3 (9)
October 31, 2006                                 10.84                .27                  .81           1.08
October 31, 2005                                 10.52                .20                  .35            .55
October 31, 2004                                 10.06                .16                  .49            .65
October 31, 2003                                  9.19                .16                  .92           1.08
October 31, 2002                                  9.64                .23                 (.38)          (.15)
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 10.84                .32                  .82           1.14
October 31, 2005                                 10.52                .25                  .35            .60
October 31, 2004                                 10.05                .21                  .49            .70
October 31, 2003                                  9.17                .23                  .90           1.13
October 31, 2002                                  9.61                .28                 (.38)          (.10)
-----------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS         $
                                              FROM NET          FROM NET          TOTAL
                                          INVESTMENT INCOME   REALIZED GAIN   DISTRIBUTIONS
----------------------------------------
MODERATE STRATEGY FUND
Class A
October 31, 2006                                (.30)             (.07)           (.37)
October 31, 2005                                (.23)             (.03)           (.26)
October 31, 2004                                (.19)             (.02)           (.21)
October 31, 2003 (3)                            (.12)               --            (.12)
----------------------------------------
Class C
October 31, 2006                                (.22)             (.07)           (.29)
October 31, 2005                                (.15)             (.03)           (.18)
October 31, 2004                                (.14)             (.02)           (.16)
October 31, 2003                                (.17)               --            (.17)
October 31, 2002                                (.20)             (.05)           (.25)
----------------------------------------
Class E
October 31, 2006                                (.30)             (.07)           (.37)
October 31, 2005                                (.23)             (.03)           (.26)
October 31, 2004                                (.19)             (.02)           (.21)
October 31, 2003                                (.23)               --            (.23)
October 31, 2002                                (.27)             (.05)           (.32)
----------------------------------------
Class R1
October 31, 2006 (15)                           (.09)               --            (.09)
----------------------------------------
Class R2
October 31, 2006 (8)                            (.23)               --            (.23)
----------------------------------------
Class R3 (9)
October 31, 2006                                (.27)             (.07)           (.34)
October 31, 2005                                (.20)             (.03)           (.23)
October 31, 2004                                (.17)             (.02)           (.19)
October 31, 2003                                (.21)               --            (.21)
October 31, 2002                                (.25)             (.05)           (.30)
----------------------------------------
Class S
October 31, 2006                                (.33)             (.07)           (.40)
October 31, 2005                                (.25)             (.03)           (.28)
October 31, 2004                                (.21)             (.02)           (.23)
October 31, 2003                                (.25)               --            (.25)
October 31, 2002                                (.29)             (.05)           (.34)
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 88  Financial Highlights

                                                                     %
           $                                     $           RATIO OF EXPENSES
    NET ASSET VALUE,          %              NET ASSETS         TO AVERAGE
         END OF             TOTAL          END OF PERIOD        NET ASSETS
         PERIOD          RETURN(C)(E)          (000)           NET(D)(F)(G)
------------------------------------------------------------------------------
         11.54              10.34             165,654               .25
         10.81               5.44             121,343               .25
         10.50               6.87              55,049               .25
         10.03              12.56              18,820               .25
------------------------------------------------------------------------------
         11.49               9.51             252,478              1.00
         10.77               4.78             183,445              1.00
         10.45               6.00             146,515              1.00
         10.01              11.36              96,231              1.00
          9.15              (2.00)             39,694              1.00
------------------------------------------------------------------------------
         11.55              10.32             181,883               .25
         10.82               5.52             164,151               .25
         10.50               6.85             132,822               .25
         10.03              12.19              99,926               .25
          9.16              (1.22)             66,462               .25
------------------------------------------------------------------------------
         11.58                .96                 215                --
------------------------------------------------------------------------------
         11.54               4.68               1,654               .25
------------------------------------------------------------------------------
         11.58              10.13             364,759               .50
         10.84               5.25             309,824               .50
         10.52               6.55             254,060               .50
         10.06              11.94             154,267               .50
          9.19              (1.58)             38,170               .50
------------------------------------------------------------------------------
         11.58              10.67             126,487                --
         10.84               5.76             113,097                --
         10.52               7.03             106,031                --
         10.05              12.55              73,980                --
          9.17              (1.08)             45,579                --
------------------------------------------------------------------------------

             %                   %
     RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS          TO AVERAGE          PORTFOLIO
         GROSS(D)        NET ASSETS(C)(G)    TURNOVER RATE(C)
---
            .63                2.63                5.71
            .61                2.03                4.54
            .63                1.71                3.99
            .77                 .84               11.08
---
           1.38                1.88                5.71
           1.36                1.31                4.54
           1.37                 .48                3.99
           1.42                1.29               11.08
           1.46                2.05               15.16
---
            .63                2.64                5.71
            .61                2.07                4.54
            .62                1.85                3.99
            .67                2.22               11.08
            .71                2.84               15.16
---
            .20                 .89                5.71
---
            .64                2.01                5.71
---
            .88                2.39                5.71
            .86                1.81                4.54
            .87                1.55                3.99
            .92                1.62               11.08
            .96                2.51               15.16
---
            .38                2.89                5.71
            .36                2.33                4.54
            .37                2.04                3.99
            .42                2.44               11.08
            .46                2.97               15.16
---

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  89

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                    $                  $               $
                                           NET ASSET VALUE,           NET            NET REALIZED    TOTAL INCOME
                                             BEGINNING OF         INVESTMENT        AND UNREALIZED   (LOSS) FROM
                                                PERIOD        INCOME (LOSS)(A)(B)    GAIN (LOSS)      OPERATIONS
-----------------------------------------------------------------------------------------------------------------
CONSERVATIVE STRATEGY FUND
Class A
October 31, 2006                                 10.66                .34                  .40            .74
October 31, 2005                                 10.65                .24                  .05            .29
October 31, 2004                                 10.42                .20                  .28            .48
October 31, 2003 (1)                              9.94                .09                  .50            .59
-----------------------------------------------------------------------------------------------------------------
Class C
October 31, 2006                                 10.62                .25                  .39            .64
October 31, 2005                                 10.61                .16                  .05            .21
October 31, 2004                                 10.38                .12                  .28            .40
October 31, 2003                                  9.90                .12                  .52            .64
October 31, 2002                                 10.10                .28                 (.18)           .10
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 10.68                .30                  .43            .73
October 31, 2005                                 10.66                .24                  .06            .30
October 31, 2004                                 10.43                .20                  .27            .47
October 31, 2003                                  9.94                .20                  .52            .72
October 31, 2002                                 10.13                .36                 (.18)           .18
-----------------------------------------------------------------------------------------------------------------
Class R2
October 31, 2006 (8)                             10.86                .33                  .09            .42
-----------------------------------------------------------------------------------------------------------------
Class R3 (9)
October 31, 2006                                 10.71                .31                  .40            .71
October 31, 2005                                 10.69                .21                  .06            .27
October 31, 2004                                 10.47                .18                  .26            .44
October 31, 2003                                  9.97                .16                  .55            .71
October 31, 2002                                 10.17                .33                 (.18)           .15
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 10.72                .36                  .39            .75
October 31, 2005                                 10.70                .27                  .05            .32
October 31, 2004                                 10.47                .23                  .27            .50
October 31, 2003                                  9.97                .23                  .52            .75
October 31, 2002                                 10.16                .38                 (.18)           .20
-----------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS         $
                                              FROM NET          FROM NET          TOTAL
                                          INVESTMENT INCOME   REALIZED GAIN   DISTRIBUTIONS
----------------------------------------
CONSERVATIVE STRATEGY FUND
Class A
October 31, 2006                                (.35)             (.07)           (.42)
October 31, 2005                                (.24)             (.04)           (.28)
October 31, 2004                                (.21)             (.04)           (.25)
October 31, 2003 (1)                            (.11)               --            (.11)
----------------------------------------
Class C
October 31, 2006                                (.26)             (.07)           (.33)
October 31, 2005                                (.16)             (.04)           (.20)
October 31, 2004                                (.13)             (.04)           (.17)
October 31, 2003                                (.16)               --            (.16)
October 31, 2002                                (.29)             (.01)           (.30)
----------------------------------------
Class E
October 31, 2006                                (.34)             (.07)           (.41)
October 31, 2005                                (.24)             (.04)           (.28)
October 31, 2004                                (.20)             (.04)           (.24)
October 31, 2003                                (.23)               --            (.23)
October 31, 2002                                (.36)             (.01)           (.37)
----------------------------------------
Class R2
October 31, 2006 (8)                            (.29)               --            (.29)
----------------------------------------
Class R3 (9)
October 31, 2006                                (.32)             (.07)           (.39)
October 31, 2005                                (.21)             (.04)           (.25)
October 31, 2004                                (.18)             (.04)           (.22)
October 31, 2003                                (.21)               --            (.21)
October 31, 2002                                (.34)             (.01)           (.35)
----------------------------------------
Class S
October 31, 2006                                (.37)             (.07)           (.44)
October 31, 2005                                (.26)             (.04)           (.30)
October 31, 2004                                (.23)             (.04)           (.27)
October 31, 2003                                (.25)               --            (.25)
October 31, 2002                                (.38)             (.01)           (.39)
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 90  Financial Highlights

                                                                     %
           $                                     $           RATIO OF EXPENSES
    NET ASSET VALUE,          %              NET ASSETS         TO AVERAGE
         END OF             TOTAL          END OF PERIOD        NET ASSETS
         PERIOD          RETURN(C)(E)          (000)           NET(D)(F)(G)
------------------------------------------------------------------------------
         10.98               7.04              46,364               .25
         10.66               2.74              40,225               .25
         10.65               4.62              20,709               .25
         10.42               6.01               5,526               .25
------------------------------------------------------------------------------
         10.93               6.16              80,692              1.00
         10.62               1.99              88,226              1.00
         10.61               3.87              75,976              1.00
         10.38               6.51              54,674              1.00
          9.90               1.01              24,739              1.00
------------------------------------------------------------------------------
         11.00               6.96              80,224               .25
         10.68               2.81             183,219               .25
         10.66               4.57             187,993               .25
         10.43               7.33             199,230               .25
          9.94               1.79              35,385               .25
------------------------------------------------------------------------------
         10.99               3.95               1,466               .25
------------------------------------------------------------------------------
         11.03               6.74             187,837               .50
         10.71               2.55             163,499               .50
         10.69               4.23             146,230               .50
         10.47               7.17              92,430               .50
          9.97               1.52              25,145               .50
------------------------------------------------------------------------------
         11.03               7.16              46,312                --
         10.72               3.06              44,293                --
         10.70               4.82              42,949                --
         10.47               7.63              36,380                --
          9.97               2.02              24,953                --
------------------------------------------------------------------------------

             %                   %
     RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS          TO AVERAGE          PORTFOLIO
         GROSS(D)        NET ASSETS(C)(G)    TURNOVER RATE(C)
---
            .65                3.14               16.00
            .62                2.26                9.45
            .66                1.89                6.18
            .97                 .97               30.98
---
           1.40                2.34               16.00
           1.37                1.47                9.45
           1.38                1.15                6.18
           1.43                1.21               30.98
           1.59                2.78               35.08
---
            .65                2.90               16.00
            .62                2.20                9.45
            .63                1.95                6.18
            .68                1.86               30.98
            .84                3.54               35.08
---
            .67                2.72               16.00
---
            .90                2.85               16.00
            .87                1.97                9.45
            .88                1.65                6.18
            .93                1.57               30.98
           1.09                3.33               35.08
---
            .40                3.36               16.00
            .37                2.46                9.45
            .38                2.17                6.18
            .43                2.27               30.98
            .59                3.79               35.08
---

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  91

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                    $                  $               $
                                           NET ASSET VALUE,           NET            NET REALIZED    TOTAL INCOME
                                             BEGINNING OF         INVESTMENT        AND UNREALIZED   (LOSS) FROM
                                                PERIOD        INCOME (LOSS)(A)(B)    GAIN (LOSS)      OPERATIONS
-----------------------------------------------------------------------------------------------------------------
2010 STRATEGY FUND
Class A
October 31, 2006                                 10.06                .27                  .83           1.10
October 31, 2005 (6)                             10.21                .04                 (.11)          (.07)
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 10.07                .27                  .83           1.10
October 31, 2005 (5)                             10.00                .12                  .07            .19
-----------------------------------------------------------------------------------------------------------------
Class R1
October 31, 2006 (13)                            10.45                .13                  .53            .66
-----------------------------------------------------------------------------------------------------------------
Class R3 (9)
October 31, 2006                                 10.07                .23                  .84           1.07
October 31, 2005 (5)                             10.00                .10                  .08            .18
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 10.08                .29                  .84           1.13
October 31, 2005 (5)                             10.00                .15                  .07            .22
-----------------------------------------------------------------------------------------------------------------
2020 STRATEGY FUND
Class A
October 31, 2006                                 10.14                .23                 1.11           1.34
October 31, 2005 (6)                             10.29                .03                 (.11)          (.08)
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 10.14                .22                 1.13           1.35
October 31, 2005 (5)                             10.00                .11                  .14            .25
-----------------------------------------------------------------------------------------------------------------
Class R1
October 31, 2006 (13)                            10.62                .09                  .70            .79
-----------------------------------------------------------------------------------------------------------------
Class R2
October 31, 2006 (14)                            10.82                .02                  .50            .52
-----------------------------------------------------------------------------------------------------------------
Class R3 (9)
October 31, 2006                                 10.13                .18                 1.14           1.32
October 31, 2005 (5)                             10.00                .08                  .14            .22
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 10.14                .22                 1.14           1.36
October 31, 2005 (5)                             10.00                .13                  .14            .27
-----------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS         $
                                              FROM NET          FROM NET          TOTAL
                                          INVESTMENT INCOME   REALIZED GAIN   DISTRIBUTIONS
----------------------------------------
2010 STRATEGY FUND
Class A
October 31, 2006                                (.28)               --            (.28)
October 31, 2005 (6)                            (.08)               --            (.08)
----------------------------------------
Class E
October 31, 2006                                (.27)               --            (.27)
October 31, 2005 (5)                            (.12)               --            (.12)
----------------------------------------
Class R1
October 31, 2006 (13)                           (.21)               --            (.21)
----------------------------------------
Class R3 (9)
October 31, 2006                                (.25)               --            (.25)
October 31, 2005 (5)                            (.11)               --            (.11)
----------------------------------------
Class S
October 31, 2006                                (.30)               --            (.30)
October 31, 2005 (5)                            (.14)               --            (.14)
----------------------------------------
2020 STRATEGY FUND
Class A
October 31, 2006                                (.24)               --            (.24)
October 31, 2005 (6)                            (.07)               --            (.07)
----------------------------------------
Class E
October 31, 2006                                (.24)               --            (.24)
October 31, 2005 (5)                            (.11)               --            (.11)
----------------------------------------
Class R1
October 31, 2006 (13)                           (.16)               --            (.16)
----------------------------------------
Class R2
October 31, 2006 (14)                           (.10)               --            (.10)
----------------------------------------
Class R3 (9)
October 31, 2006                                (.22)               --            (.22)
October 31, 2005 (5)                            (.09)               --            (.09)
----------------------------------------
Class S
October 31, 2006                                (.26)               --            (.26)
October 31, 2005 (5)                            (.13)               --            (.13)
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 92  Financial Highlights

                                                                     %
           $                                     $           RATIO OF EXPENSES
    NET ASSET VALUE,          %              NET ASSETS         TO AVERAGE
         END OF             TOTAL          END OF PERIOD        NET ASSETS
         PERIOD          RETURN(C)(E)          (000)           NET(D)(F)(G)
------------------------------------------------------------------------------
         10.88              11.02              1,723                .25
         10.06              (1.01)               990                .25
------------------------------------------------------------------------------
         10.90              11.08              1,485                .25
         10.07               1.96              1,020                .25
------------------------------------------------------------------------------
         10.90               5.69                150                 --
------------------------------------------------------------------------------
         10.89              10.73              4,028                .50
         10.07               1.79              1,768                .50
------------------------------------------------------------------------------
         10.91              11.35              1,360                 --
         10.08               2.25              1,023                 --
------------------------------------------------------------------------------
         11.24              13.33              2,165                .25
         10.14              (1.02)               990                .25
------------------------------------------------------------------------------
         11.25              13.42              2,118                .25
         10.14               2.52              1,025                .25
------------------------------------------------------------------------------
         11.25               6.98                702                 --
------------------------------------------------------------------------------
         11.24               4.34                641                .25
------------------------------------------------------------------------------
         11.23              13.14              9,355                .50
         10.13               2.23              1,545                .50
------------------------------------------------------------------------------
         11.24              13.59              5,953                 --
         10.14               2.71              1,027                 --
------------------------------------------------------------------------------

             %                   %
     RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS          TO AVERAGE          PORTFOLIO
         GROSS(D)        NET ASSETS(C)(G)    TURNOVER RATE(C)
---
           3.41                2.53               70.61
           4.84                 .37                 .99
---
           2.90                2.54               70.61
           5.32                1.25                 .99
---
           3.35                1.11               70.61
---
           3.15                2.27               70.61
           5.56                1.06                 .99
---
           2.69                2.73               70.61
           5.07                1.45                 .99
---
           2.38                2.12               46.56
           4.74                 .30                6.98
---
           1.95                2.12               46.56
           5.13                1.11                6.98
---
           1.77                 .80               46.56
---
           1.62                 .27               46.56
---
           2.12                1.70               46.56
           5.38                 .89                6.98
---
           1.63                2.15               46.56
           4.88                1.31                6.98
---

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  93

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                    $                  $               $
                                           NET ASSET VALUE,           NET            NET REALIZED    TOTAL INCOME
                                             BEGINNING OF         INVESTMENT        AND UNREALIZED   (LOSS) FROM
                                                PERIOD        INCOME (LOSS)(A)(B)    GAIN (LOSS)      OPERATIONS
-----------------------------------------------------------------------------------------------------------------
2030 STRATEGY FUND
Class A
October 31, 2006                                 10.19                .21                 1.34           1.55
October 31, 2005 (6)                             10.33                .03                 (.11)          (.08)
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 10.20                .18                 1.37           1.55
October 31, 2005 (5)                             10.00                .10                  .19            .29
-----------------------------------------------------------------------------------------------------------------
Class R1
October 31, 2006 (13)                            10.75                .07                  .86            .93
-----------------------------------------------------------------------------------------------------------------
Class R2
October 31, 2006 (14)                            10.98                .02                  .62            .64
-----------------------------------------------------------------------------------------------------------------
Class R3 (9)
October 31, 2006                                 10.19                .16                 1.38           1.54
October 31, 2005 (5)                             10.00                .07                  .20            .27
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 10.20                .23                 1.35           1.58
October 31, 2005 (5)                             10.00                .12                  .19            .31
-----------------------------------------------------------------------------------------------------------------
2040 STRATEGY FUND
Class A
October 31, 2006                                 10.23                .19                 1.48           1.67
October 31, 2005 (6)                             10.36                .02                 (.12)          (.10)
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2006                                 10.24                .17                 1.50           1.67
October 31, 2005 (5)                             10.00                .08                  .24            .32
-----------------------------------------------------------------------------------------------------------------
Class R1
October 31, 2006 (13)                            10.89                .06                  .90            .96
-----------------------------------------------------------------------------------------------------------------
Class R2
October 31, 2006 (7)                             11.14                .09                  .59            .68
-----------------------------------------------------------------------------------------------------------------
Class R3 (9)
October 31, 2006                                 10.24                .14                 1.50           1.64
October 31, 2005 (5)                             10.00                .06                  .24            .30
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                                 10.24                .22                 1.49           1.71
October 31, 2005 (5)                             10.00                .10                  .24            .34
-----------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS         $
                                              FROM NET          FROM NET          TOTAL
                                          INVESTMENT INCOME   REALIZED GAIN   DISTRIBUTIONS
----------------------------------------
2030 STRATEGY FUND
Class A
October 31, 2006                                (.21)               --            (.21)
October 31, 2005 (6)                            (.06)               --            (.06)
----------------------------------------
Class E
October 31, 2006                                (.21)               --            (.21)
October 31, 2005 (5)                            (.09)               --            (.09)
----------------------------------------
Class R1
October 31, 2006 (13)                           (.14)               --            (.14)
----------------------------------------
Class R2
October 31, 2006 (14)                           (.09)               --            (.09)
----------------------------------------
Class R3 (9)
October 31, 2006                                (.19)               --            (.19)
October 31, 2005 (5)                            (.08)               --            (.08)
----------------------------------------
Class S
October 31, 2006                                (.23)               --            (.23)
October 31, 2005 (5)                            (.11)               --            (.11)
----------------------------------------
2040 STRATEGY FUND
Class A
October 31, 2006                                (.19)               --            (.19)
October 31, 2005 (6)                            (.03)               --            (.03)
----------------------------------------
Class E
October 31, 2006                                (.19)               --            (.19)
October 31, 2005 (5)                            (.08)               --            (.08)
----------------------------------------
Class R1
October 31, 2006 (13)                           (.12)               --            (.12)
----------------------------------------
Class R2
October 31, 2006 (7)                            (.11)               --            (.11)
----------------------------------------
Class R3 (9)
October 31, 2006                                (.17)               --            (.17)
October 31, 2005 (5)                            (.06)               --            (.06)
----------------------------------------
Class S
October 31, 2006                                (.22)               --            (.22)
October 31, 2005 (5)                            (.10)               --            (.10)
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 94  Financial Highlights

                                                                     %
           $                                     $           RATIO OF EXPENSES
    NET ASSET VALUE,          %              NET ASSETS         TO AVERAGE
         END OF             TOTAL          END OF PERIOD        NET ASSETS
         PERIOD          RETURN(C)(E)          (000)           NET(D)(F)(G)
------------------------------------------------------------------------------
         11.53              15.38              2,854                .25
         10.19              (1.01)               990                .25
------------------------------------------------------------------------------
         11.54              15.35              4,616                .25
         10.20               2.96              1,029                .25
------------------------------------------------------------------------------
         11.54               8.22                347                 --
------------------------------------------------------------------------------
         11.53               5.40                633                .25
------------------------------------------------------------------------------
         11.54              15.22              8,249                .50
         10.19               2.69              1,452                .50
------------------------------------------------------------------------------
         11.55              15.70              2,513                 --
         10.20               3.15              1,031                 --
------------------------------------------------------------------------------
         11.71              16.49              1,886                .25
         10.23               (.95)               991                .25
------------------------------------------------------------------------------
         11.72              16.48              3,096                .25
         10.24               3.20              1,032                .25
------------------------------------------------------------------------------
         11.73               8.47                 93                 --
------------------------------------------------------------------------------
         11.71               6.11              1,256                .25
------------------------------------------------------------------------------
         11.71              16.11              5,506                .50
         10.24               3.03              1,701                .50
------------------------------------------------------------------------------
         11.73              16.84              1,666                 --
         10.24               3.39              1,035                 --
------------------------------------------------------------------------------

             %                   %
     RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS          TO AVERAGE          PORTFOLIO
         GROSS(D)        NET ASSETS(C)(G)    TURNOVER RATE(C)
---
           2.38                1.93               104.15
           4.86                 .25                 1.11
---
           2.15                1.72               104.15
           5.37                 .95                 1.11
---
           2.07                 .65               104.15
---
           1.79                 .18               104.15
---
           2.33                1.42               104.15
           5.62                 .75                 1.11
---
           1.85                2.13               104.15
           5.12                1.16                 1.11
---
           2.64                1.72                88.23
           4.81                 .21                 2.39
---
           2.30                1.55                88.23
           5.26                 .78                 2.39
---
           2.27                 .56                88.23
---
           2.16                 .86                88.23
---
           2.48                1.25                88.23
           5.52                 .59                 2.39
---
           1.97                2.00                88.23
           5.02                 .99                 2.39
---

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  95

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL HIGHLIGHTS -- OCTOBER 31, 2006

--------------------------------------------------------------------------------
(1)   For the period March 3, 2003 (commencement of operations) to October 31,
      2003.
(2)   For the period March 4, 2003 (commencement of operations) to October 31,
      2003.
(3)   For the period March 5, 2003 (commencement of operations) to October 31,
      2003.
(4) For the period March 10, 2003 (commencement of operations) to October 31, 2003.
(5) For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(6) For the period September 1, 2005 (commencement of operations) to October 31, 2005.
(7) For the period March 17, 2006 (commencement of operations) to October 31, 2006.
(8) For the period March 29, 2006 (commencement of operations) to October 31, 2006.
(9)   Class D Shares were redesignated Class R3 Shares on March 1, 2006.
(10) For the period April 3, 2006 (commencement of operations) to October 31, 2006.
(11)  For the period May 19, 2006 (commencement of operations) to October 31,
      2006.
(12)  For the period June 6, 2006 (commencement of operations) to October 31,
      2006.
(13)  For the period June 7, 2006 (commencement of operations) to October 31,
      2006.
(14) For the period September 8, 2006 (commencement of operations) to October 31, 2006.
(15) For the period October 3, 2006 (commencement of operations) to October 31, 2006.
(a)   Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c)   Periods less than one year are not annualized.
(d)   The ratios for periods less than one year are annualized.
(e) Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
(f) The calculation includes only those expenses charged directly to the Funds and does not include expenses charged to the Underlying Funds in which the Funds invest.
(g) May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

See accompanying notes which are an integral part of the financial statements.

 96  Notes to Financial Highlights

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

1. ORGANIZATION

   Russell Investment Company (the "Investment Company" or "RIC") is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on nine of these Funds (the "Funds"). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002. The Investment Company's master trust agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

   Effective March 1, 2006, Class D Shares of the Funds were re-designated Class R3 Shares.

   No Class R1 shares of the Conservative Strategy Fund were issued during the period.

   No Class R2 shares of the 2010 Strategy Fund were issued during the period.

   On July 1, 2006, the Aggressive Strategy Fund changed its name to the Growth Strategy Fund and the Equity Aggressive Strategy Fund changed its name to the Equity Growth Strategy Fund.

   On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company and Frank Russell Investment Management Company changed its name to Russell Investment Management Company ("RIMCo").

   Each of the Funds listed in the table below allocates its assets by investing in a combination of Class S shares of other of the Investment Company's Funds (the "Underlying Funds"). RIMCo, the Funds' investment adviser, may modify the target asset allocation for any Fund and modify the selection of Underlying Funds for any Fund from time to time. From time to time, each Fund may adjust its investments within set limits based on RIMCo's outlook for the economy, financial markets generally and relative to market valuation of the asset classes represented by each Underlying Fund. Additionally, each Fund may deviate from set limits when, in RIMCo's opinion, it is necessary to do so to pursue the Fund's investment objective. However, each Fund expects that the amounts it allocates to each Underlying Fund will generally vary only within 10% of the ranges specified below:

                                                         ASSET ALLOCATION TARGETS AS OF OCTOBER 31, 2006
                                -------------------------------------------------------------------------------------------------
                                  EQUITY GROWTH          GROWTH             BALANCED            MODERATE          CONSERVATIVE
 ASSET CLASS/UNDERLYING FUNDS     STRATEGY FUND       STRATEGY FUND       STRATEGY FUND       STRATEGY FUND       STRATEGY FUND
---------------------------------------------------------------------------------------------------------------------------------
   Equities
      US Equities
         Diversified Equity
           Fund                         29%                 23%                 16%                 11%                  7%
         Special Growth Fund             6                   5                   4                   3                  --
         Quantitative Equity
           Fund                         29                  23                  16                  11                   7
         Real Estate
           Securities Fund               7                   6                   5                   4                   3
      International Equities
         International
           Securities Fund              24                  19                  16                  11                   3
         Emerging Markets Fund           5                   4                   3                  --                  --
   Bonds
         Diversified Bond Fund          --                  --                  20                  27                  22
         Short Duration Bond
           Fund                         --                  --                  --                  33                  58
         Multistrategy Bond
           Fund                         --                  20                  20                  --                  --
                                       ---                 ---                 ---                 ---                 ---
                                       100                 100                 100                 100                 100

   Each of the Funds listed in the table below allocates its assets by investing in a combination of Class S of the Underlying Funds. The allocation of these Funds' assets to the Underlying Funds in which it invests will become more conservative over time. Currently, RIMCo will manage each Fund according to its target asset allocation strategy and will not trade actively among

                                               Notes to Financial Statements  97

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Underlying Funds or attempt to capture short-term market opportunities. However, from time to time, RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which a Fund invests.

                                                               ASSET ALLOCATION TARGETS AS OF OCTOBER 31, 2006
                                                -----------------------------------------------------------------------------
                                                      2010                2020                2030                2040
         ASSET CLASS/UNDERLYING FUNDS             STRATEGY FUND       STRATEGY FUND       STRATEGY FUND       STRATEGY FUND
-----------------------------------------------------------------------------------------------------------------------------
   Equities
      US Equities
         Diversified Equity Fund                        11%                 17%                 27%                 29%
         Special Growth Fund                             3                   4                   6                   6
         Quantitative Equity Fund                       11                  18                  27                  29
         Real Estate Securities Fund                     4                   5                   7                   7
      International Equities
         International Securities Fund                  11                  17                  23                  24
         Emerging Markets Fund                          --                   3                   5                   5
   Bonds
         Diversified Bond Fund                          27                  16                  --                  --
         Short Duration Bond Fund                       33                  --                  --                  --
         Multistrategy Bond Fund                        --                  20                   5                  --
                                                       ---                 ---                 ---                 ---
                                                       100                 100                 100                 100

   Investment Objectives of the Underlying Funds:

   Diversified Equity Fund

   Seeks to provide long term capital growth.

   Special Growth Fund

   Seeks to provide long term capital growth.

   Quantitative Equity Fund

   Seeks to provide long term capital growth.

   Real Estate Securities Fund

   Seeks to provide current income and long term capital growth.

   International Securities Fund

   Seeks to provide long term capital growth.

   Emerging Markets Fund

   Seeks to provide long term capital growth.

   Diversified Bond Fund

   Seeks to provide current income and the preservation of capital.

   Short Duration Bond Fund

   Seeks to provide current income and preservation of capital with a focus on short duration securities.

   Multistrategy Bond Fund

   Seeks to provide current income and capital appreciation.

 98  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

   Security Valuation

   The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

   The Underlying Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to RIMCo.

   Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Underlying Fund securities are valued at the close of the market on which they are traded as follows:

   - US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale;

   - US over-the-counter equities: Official closing price; last bid price if no closing price;

   - Listed ADRs/GDRs: Last sale price; last bid price if no sales;

   - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

   - Futures: Settlement price.

   - Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

   - The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

   - Equity securities traded on a national securities foreign exchange or an over the counter market (foreign or domestic) are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

   If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security's fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market on which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund shares and daily movement of the benchmark index if the index is valued using another pricing method.

   This policy is intended to assure that the Underlying Funds' net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund Shares is determined may be reflected in the calculation of net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Funds deem that the particular event or circumstance would materially affect such

                                               Notes to Financial Statements  99

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Underlying Fund's net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

   Because foreign securities can trade on non-business days, the net asset value of a Fund's portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

   In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds financial statement disclosure.

   Investment Transactions

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

   Investment Income

   Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

   Federal Income Taxes

   Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

   In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

   Dividends and Distributions to Shareholders

   Income, dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals, capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

 100  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Expenses

   Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary.

   Class Allocation

   The Funds presented herein offer the following classes of shares: Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   Guarantees

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3. INVESTMENT TRANSACTIONS

   Securities

   During the period ended October 31, 2006, purchases and sales of the Underlying Funds were as follows:

FUNDS                         PURCHASES             SALES
---------------------------------------------------------------
Equity Growth Strategy    $     416,043,321   $      42,060,992
Growth Strategy                 794,129,635          59,452,264
Balanced Strategy             1,065,258,882         115,364,598
Moderate Strategy               200,417,776          56,238,329
Conservative Strategy            73,860,538         161,959,532

---------------------------------------------------------------
FUNDS                         PURCHASES             SALES
2010 Strategy             $       7,977,032   $       4,504,243
2020 Strategy                    20,543,225           5,272,750
2030 Strategy                    23,834,233          10,403,215
2040 Strategy                    15,434,044           7,769,559

4. RELATED PARTIES

   Adviser and Administrator

   RIMCo advises and administers all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation services to RIMCo.

   The Funds are charged an advisory fee equal to 0.20% and an administrative fee equal to 0.05% of average daily net assets. For the period ended October 31, 2006, the Adviser contractually agreed to waive the advisory fee for all Funds at least through February 28, 2007. The adviser does not have the ability to recover amounts waived from the period ended October 31, 2006 or previous periods.

                                              Notes to Financial Statements  101

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   For the period ended October 31, 2006, the advisory fee waived by RIMCo as Adviser amounted to:

   FUNDS                                       AMOUNT
   -------------------------------------------------------
   Equity Growth Strategy                 $      2,571,710
   Growth Strategy                               5,560,142
   Balanced Strategy                             8,243,881
   Moderate Strategy                             1,968,798
   Conservative Strategy                           910,001
   2010 Strategy                                    12,752
   2020 Strategy                                    22,364
   2030 Strategy                                    19,779
   2040 Strategy                                    17,580

   Transfer Agent

   RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds presented herein for the period ended October 31, 2006 were $13,738,569.

   RIMCo, as transfer agent, has agreed to waive its transfer agency fees and to reimburse the Funds for all direct operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, non-recurring expenses and extraordinary expenses.

   For the period ended October 31, 2006, the direct operating expenses reimbursed by RIMCo as Transfer Agent amounted to:

   FUNDS                                       AMOUNT
   -------------------------------------------------------
   Equity Growth Strategy                 $      2,950,463
   Growth Strategy                               6,170,060
   Balanced Strategy                             9,029,875
   Moderate Strategy                             1,782,716
   Conservative Strategy                           918,014
   2010 Strategy Fund                              163,662
   2020 Strategy Fund                              168,274
   2030 Strategy Fund                              169,156
   2040 Strategy Fund                              163,492

   Distributor and Shareholder Servicing

   Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly-owned subsidiary of RIMCo, serves as distributor for all Investment Company portfolio shares, including Class A, Class C, Class E, Class R2 and Class R3 shares of the Funds.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any Selling Agents, as defined in the Plan for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A, Class C and Class R3 shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund's Class A or Class R3 shares or 0.75% of the average daily net assets of a Fund's Class C shares on an annual basis.

   In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C, Class E, Class R2 and Class R3 shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund's Class C, Class E, Class R2 and Class R3 shares on an annual basis.

 102  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class R3 Shares of the Funds may not exceed 6.25%, 6.25% and 7.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each class of shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C and Class R3 Shares may pay more than the economic equivalent of the maximum sales charges permitted by the NASD.

   For the period ended October 31, 2006, the Distributor retained the following amounts in sales charges:

   CONTINGENT DEFERRED
   SALES CHARGES                            CLASS A SHARES
   ----------------------------------------------------------
   Equity Growth Strategy                     $    4,414
   Growth Strategy                                 7,125
   Balanced Strategy                              48,617
   Moderate Strategy                              21,128
   Conservative Strategy                          17,057
   2010 Strategy                                      --
   2020 Strategy                                      --
   2030 Strategy                                      --
   2040 Strategy                                      --

   For the period ended October 31, 2006, the sales commissions paid to the selling agents for the sale of Class A shares are as follows:

                                               AGGREGATE                CLASS A
                                               FRONT-END               FRONT-END
                                             SALES CHARGES           SALES CHARGES
                   FUNDS                   ON CLASS A SHARES    RETAINED BY DISTRIBUTOR
   ------------------------------------------------------------------------------------
   Equity Growth Strategy                    $  2,949,386             $    497,932
   Growth Strategy                              8,764,711                1,505,585
   Balanced Strategy                            9,609,534                1,735,491
   Moderate Strategy                            1,039,190                  196,773
   Conservative Strategy                          263,041                   48,912
   2010 Strategy                                   18,215                    3,413
   2020 Strategy                                   29,881                    5,507
   2030 Strategy                                   56,049                   10,099
   2040 Strategy                                   31,124                    5,246

   Accrued fees payable to affiliates for the period ended October 31, 2006 were as follows:

                               EQUITY GROWTH            GROWTH               BALANCED              MODERATE
                               STRATEGY FUND         STRATEGY FUND         STRATEGY FUND         STRATEGY FUND
   --------------------------------------------------------------------------------------------------------------
   Administration fees          $   64,584            $  137,236            $  199,147            $   45,943
   Distribution fees               402,950               843,487             1,265,665               268,870
   Shareholder servicing
     fees                          233,512               455,487               640,672               167,689
   Trustee fees                      3,442                 7,484                11,244                 2,730
                                ----------            ----------            ----------            ----------
                                $  704,488            $1,443,694            $2,116,728            $  485,232
                                ==========            ==========            ==========            ==========

                               CONSERVATIVE
                               STRATEGY FUND
   -----------------------
   Administration fees          $   18,510
   Distribution fees                99,411
   Shareholder servicing
     fees                           72,853
   Trustee fees                      1,394
                                ----------
                                $  192,168
                                ==========

                                   2010                  2020                  2030                  2010
                               STRATEGY FUND         STRATEGY FUND         STRATEGY FUND         STRATEGY FUND
   --------------------------------------------------------------------------------------------------------------
   Administration fees          $      326            $      832            $      767            $      587
   Distribution fees                 1,017                 2,246                 2,186                 1,507
   Shareholder servicing
      fees                             969                 2,412                 2,695                 2,019
   Trustee fees                         16                    20                    18                    18
                                ----------            ----------            ----------            ----------
                                $    2,328            $    5,510            $    5,666            $    4,131
                                ==========            ==========            ==========            ==========


   -----------------------
   Administration fees
   Distribution fees
   Shareholder servicing
      fees
   Trustee fees

                                              Notes to Financial Statements  103

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Board of Trustees

   The Russell Fund Complex consists of Russell Investment Company, which has 34 Funds, and Russell Investment Funds ("RIF"), which has five Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 ($5,000 prior to January 1, 2006) for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees' out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair and Investment Committee chair were each paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

   Transactions With Affiliated Companies

   An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Transactions during the period ended October 31, 2006 with Underlying Funds which are, or were, an affiliated company are as follows:

                                               PURCHASES               SALES                INCOME             CAPITAL GAINS
                 AFFILIATE                       COST                  COST              DISTRIBUTIONS         DISTRIBUTIONS
   ----------------------------------------------------------------------------------------------------------------------------
   EQUITY GROWTH STRATEGY
   Diversified Equity Fund                $       128,960,281   $         4,413,940   $         2,625,847   $         8,259,672
   Special Growth Fund                             28,443,167             6,478,835               980,886             5,364,304
   Quantitative Equity Fund                       128,915,120             4,347,550             3,387,346            12,878,135
   International Securities Fund                   84,258,907            12,980,215             3,193,602             8,608,972
   Emerging Markets Fund                           17,242,034             4,452,446             1,264,966             1,265,259
   Real Estate Securities Fund                     28,223,812             9,331,438             3,290,357             5,755,079
                                          -------------------   -------------------   -------------------   -------------------
                                          $       416,043,321   $        42,004,424   $        14,743,004   $        42,131,421
                                          ===================   ===================   ===================   ===================
   GROWTH STRATEGY
   Diversified Equity Fund                $       178,668,467   $           558,254   $         4,519,533   $        14,473,405
   Special Growth Fund                             42,473,899             9,246,095             1,810,148             9,899,392
   Quantitative Equity Fund                       177,751,104                29,560             5,813,773            22,557,442
   International Securities Fund                  118,713,858            21,096,829             5,593,808            15,079,193
   Emerging Markets Fund                           24,769,975             7,791,460             2,255,927             2,256,450
   Real Estate Securities Fund                     38,993,480             8,898,143             6,183,196            10,919,218
   Multistrategy Bond Fund                        212,758,852             8,230,830            23,668,131               574,021
                                          -------------------   -------------------   -------------------   -------------------
                                          $       794,129,635   $        55,851,171   $        49,844,516   $        75,759,121
                                          ===================   ===================   ===================   ===================
   BALANCED STRATEGY
   Diversified Equity Fund                $       144,659,397   $         1,506,304   $         4,658,588   $        15,263,309
   Special Growth Fund                             46,203,843            16,830,764             2,228,960            12,189,804
   Quantitative Equity Fund                       146,072,928             1,034,562             5,994,395            23,846,772
   International Securities Fund                  128,421,809            43,499,090             7,119,894            19,193,054
   Emerging Markets Fund                           32,312,109            17,426,763             2,617,906             2,618,513
   Real Estate Securities Fund                     44,213,319            12,629,051             7,804,423            13,940,938
   Diversified Bond Fund                          263,815,774             5,509,254            35,303,102                    --
   Multistrategy Bond Fund                        259,559,704             5,331,715            35,050,016               864,729
                                          -------------------   -------------------   -------------------   -------------------
                                          $     1,065,258,883   $       103,767,503   $       100,777,284   $        87,917,119
                                          ===================   ===================   ===================   ===================

 104  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

                                               PURCHASES               SALES                INCOME             CAPITAL GAINS
                 AFFILIATE                       COST                  COST              DISTRIBUTIONS         DISTRIBUTIONS
   ----------------------------------------------------------------------------------------------------------------------------
   MODERATE STRATEGY
   Short Duration Bond Fund               $        72,860,307   $         8,653,009   $        12,069,948   $                --
   Diversified Bond Fund                           57,230,041             5,627,469            11,377,532                    --
                                          -------------------   -------------------   -------------------   -------------------
                                          $       130,090,348   $        14,280,478   $        23,447,480   $                --
                                          ===================   ===================   ===================   ===================
   CONSERVATIVE STRATEGY
   Short Duration Bond Fund               $        39,003,947   $        82,864,036   $         9,464,056   $                --
                                          -------------------   -------------------   -------------------   -------------------
                                          $        39,003,947   $        82,864,036   $         9,464,056   $                --
                                          ===================   ===================   ===================   ===================

   For the period ended October 31, 2006, the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund or 2040 Strategy Fund did not own more than 5% of the voting securities in the Underlying Funds.

5. FEDERAL INCOME TAXES

   The Funds may have net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At October 31, 2005, the Funds had no capital loss carryforwards.

   For the period ended October 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

                                          EQUITY             GROWTH            BALANCED           MODERATE         CONSERVATIVE
                                     GROWTH STRATEGY        STRATEGY           STRATEGY           STRATEGY           STRATEGY
   ------------------------------------------------------------------------------------------------------------------------------
   Cost of Investments               $  1,255,994,795   $  2,733,040,786   $  4,088,322,178   $    977,764,211   $    414,061,140
                                     ================   ================   ================   ================   ================
   Unrealized Appreciation           $    300,016,481   $    558,637,769   $    688,576,781   $    118,590,101   $     32,625,588
   Unrealized Depreciation                         --                 --         (1,206,608)        (4,550,328)        (3,384,229)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
   Net Unrealized Appreciation
      (Depreciation)                 $    300,016,481   $    558,637,769   $    687,370,173   $    114,039,773   $     29,241,359
                                     ================   ================   ================   ================   ================
   Undistributed Ordinary Income     $         15,124   $             --   $             --   $             --   $             --
   Undistributed Long-Term Capital
      Gains (Capital Loss
      Carryforward)                  $     41,925,741   $     77,782,591   $     97,746,209   $     16,935,821   $      9,734,465

   Tax Composition of
      Distributions:

   Ordinary Income                   $      9,016,783   $     37,999,030   $     83,259,324   $     25,277,987   $     13,944,636
   Long-Term Capital Gains           $      8,101,231   $     12,248,338   $     21,682,726   $      4,961,106   $      2,416,183

                                              Notes to Financial Statements  105

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

                                          2010               2020               2030               2040
                                        STRATEGY           STRATEGY           STRATEGY           STRATEGY
   ----------------------------------------------------------------------------------------------------------
   Cost of Investments              $      8,324,024   $     19,835,333   $     17,904,272   $     12,399,244
                                    ================   ================   ================   ================
   Unrealized Appreciation          $        388,496   $      1,087,853   $      1,271,733   $      1,099,599
   Unrealized Depreciation                      (256)                --                 --                 --
                                    ----------------   ----------------   ----------------   ----------------
   Net Unrealized Appreciation
      (Depreciation)                $        388,240   $      1,087,853   $      1,271,733   $      1,099,599
                                    ================   ================   ================   ================
   Undistributed Ordinary Income    $         19,697   $         13,747   $         43,749   $         52,409
   Undistributed Long-Term Capital
      Gains (Capital Loss
      Carryforward)                 $        119,665   $        101,491   $         91,781   $        120,832

   Tax Composition of
      Distributions:

   Ordinary Income                  $        160,083   $        222,995   $        172,317   $        137,311
   Long-Term Capital Gains          $             --   $             --   $             --   $             --

 106  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands)

   Share transactions for the period ended October 31, 2006 and the year ended October 31, 2005 were as follows:

                                                                  SHARES                                DOLLARS
                                                    -----------------------------------   -----------------------------------
                                                          2006               2005               2006               2005
   EQUITY GROWTH STRATEGY                           ----------------   ----------------   ----------------   ----------------
      Class A
      Proceeds from shares sold                                9,416              4,985   $        110,447   $         51,006
      Proceeds from reinvestment of distributions                160                 57              1,819                580
      Payments for shares redeemed                            (1,562)              (765)           (18,295)            (7,983)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  8,014              4,277             93,971             43,603
                                                    ----------------   ----------------   ----------------   ----------------
      Class C
      Proceeds from shares sold                               13,818             10,044            154,921             98,816
      Proceeds from reinvestment of distributions                364                159              3,907              1,559
      Payments for shares redeemed                            (5,484)            (3,539)           (61,228)           (34,932)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  8,698              6,664             97,600             65,443
                                                    ----------------   ----------------   ----------------   ----------------
      Class E
      Proceeds from shares sold                                6,110              5,740             70,060             57,676
      Proceeds from reinvestment of distributions                305                188              3,384              1,871
      Payments for shares redeemed                            (5,212)            (4,018)           (59,036)           (40,455)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  1,203              1,910             14,408             19,092
                                                    ----------------   ----------------   ----------------   ----------------
      Class R1
      Proceeds from shares sold                                  112                 --              1,284                 --
      Proceeds from reinvestment of distributions                 --                 --                  2                 --
      Payments for shares redeemed                                (1)                --                 (9)                --
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                    111 (7)               --            1,277 (7)               --
                                                    ----------------   ----------------   ----------------   ----------------
      Class R2
      Proceeds from shares sold                                1,662                 --             19,455                 --
      Proceeds from reinvestment of distributions                  5                 --                 58                 --
      Payments for shares redeemed                              (120)                --             (1,424)                --
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  1,547 (5)               --           18,089 (5)               --
                                                    ----------------   ----------------   ----------------   ----------------
      Class R3 (3)
      Proceeds from shares sold                                9,161              8,269            105,456             83,324
      Proceeds from reinvestment of distributions                446                234              4,926              2,336
      Payments for shares redeemed                            (4,066)            (3,307)           (46,661)           (33,426)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  5,541              5,196             63,721             52,234
                                                    ----------------   ----------------   ----------------   ----------------
      Class S
      Proceeds from shares sold                                9,138              5,235            106,965             53,376
      Proceeds from reinvestment of distributions                237                145              2,688              1,462
      Payments for shares redeemed                            (3,758)            (4,603)           (43,785)           (46,678)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  5,617                777             65,868              8,160
                                                    ----------------   ----------------   ----------------   ----------------
      Total increase (decrease)                               30,731             18,824   $        354,934   $        188,532
                                                    ================   ================   ================   ================

                                              Notes to Financial Statements  107

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                  SHARES                                DOLLARS
                                                    -----------------------------------   -----------------------------------
                                                          2006               2005               2006               2005
   GROWTH STRATEGY                                  ----------------   ----------------   ----------------   ----------------
      Class A
      Proceeds from shares sold                               24,393             19,250   $        286,986   $        204,394
      Proceeds from reinvestment of distributions                857                373              9,986              3,957
      Payments for shares redeemed                            (4,141)            (1,712)           (48,906)           (18,244)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                 21,109             17,911            248,066            190,107
                                                    ----------------   ----------------   ----------------   ----------------
      Class C
      Proceeds from shares sold                               25,134             21,081            293,331            222,508
      Proceeds from reinvestment of distributions                813                408              9,301              4,282
      Payments for shares redeemed                            (9,615)            (7,239)          (112,051)           (76,417)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                 16,332             14,250            190,581            150,373
                                                    ----------------   ----------------   ----------------   ----------------
      Class E
      Proceeds from shares sold                               11,277             10,265            132,319            109,709
      Proceeds from reinvestment of distributions                800                547              9,290              5,800
      Payments for shares redeemed                            (7,916)            (5,503)           (92,603)           (58,370)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  4,161              5,309             49,006             57,139
                                                    ----------------   ----------------   ----------------   ----------------
      Class R1
      Proceeds from shares sold                                  147                 --              1,694                 --
      Proceeds from reinvestment of distributions                  1                 --                 11                 --
      Payments for shares redeemed                                --                 --                 (1)                --
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                    148 (7)               --            1,704 (7)               --
                                                    ----------------   ----------------   ----------------   ----------------
      Class R2
      Proceeds from shares sold                                  960                 --             11,471                 --
      Proceeds from reinvestment of distributions                  8                 --                 94                 --
      Payments for shares redeemed                              (115)                --             (1,382)                --
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                    853 (5)               --           10,183 (5)               --
                                                    ----------------   ----------------   ----------------   ----------------
      Class R3 (3)
      Proceeds from shares sold                               12,397             13,472            146,016            143,069
      Proceeds from reinvestment of distributions              1,116                718             12,971              7,615
      Payments for shares redeemed                            (4,163)            (3,132)           (48,966)           (33,301)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  9,350             11,058            110,021            117,383
                                                    ----------------   ----------------   ----------------   ----------------
      Class S
      Proceeds from shares sold                               13,215              9,469            155,660            101,117
      Proceeds from reinvestment of distributions                638                450              7,464              4,795
      Payments for shares redeemed                            (8,492)            (6,457)          (100,002)           (69,044)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  5,361              3,462             63,122             36,868
                                                    ----------------   ----------------   ----------------   ----------------
      Total increase (decrease)                               57,314             51,990   $        672,683   $        551,870
                                                    ================   ================   ================   ================

 108  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                  SHARES                                DOLLARS
                                                    -----------------------------------   -----------------------------------
                                                          2006               2005               2006               2005
   BALANCED STRATEGY                                ----------------   ----------------   ----------------   ----------------
      Class A
      Proceeds from shares sold                               33,691             29,097   $        390,271   $        314,909
      Proceeds from reinvestment of distributions              1,831                853             21,147              9,211
      Payments for shares redeemed                            (7,740)            (3,172)           (89,667)           (34,395)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                 27,782             26,778            321,751            289,725
                                                    ----------------   ----------------   ----------------   ----------------
      Class C
      Proceeds from shares sold                               38,041             35,069            438,872            377,639
      Proceeds from reinvestment of distributions              2,024              1,129             23,154             12,115
      Payments for shares redeemed                           (18,581)           (11,516)          (213,793)          (123,958)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                 21,484             24,682            248,233            265,796
                                                    ----------------   ----------------   ----------------   ----------------
      Class E
      Proceeds from shares sold                               13,696             12,088            159,160            131,403
      Proceeds from reinvestment of distributions              1,334                975             15,399             10,536
      Payments for shares redeemed                           (10,601)            (7,312)          (122,935)           (79,228)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  4,429              5,751             51,624             62,711
                                                    ----------------   ----------------   ----------------   ----------------
      Class R1
      Proceeds from shares sold                                  358                 --              4,173                 --
      Proceeds from reinvestment of distributions                  3                 --                 36                 --
      Payments for shares redeemed                               (11)                --               (122)                --
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                    350 (8)               --            4,087 (8)               --
                                                    ----------------   ----------------   ----------------   ----------------
      Class R2
      Proceeds from shares sold                                1,315                 --             15,201                 --
      Proceeds from reinvestment of distributions                 16                 --                183                 --
      Payments for shares redeemed                               (97)                --             (1,144)                --
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  1,234 (6)               --           14,240 (6)               --
                                                    ----------------   ----------------   ----------------   ----------------
      Class R3 (3)
      Proceeds from shares sold                               15,268             19,279            177,564            208,441
      Proceeds from reinvestment of distributions              2,214              1,491             25,556             16,117
      Payments for shares redeemed                            (6,079)            (4,998)           (70,592)           (54,139)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                 11,403             15,772            132,528            170,419
                                                    ----------------   ----------------   ----------------   ----------------
      Class S
      Proceeds from shares sold                               21,018             15,450            245,739            168,328
      Proceeds from reinvestment of distributions              1,383                966             16,059             10,478
      Payments for shares redeemed                           (12,921)           (10,535)          (150,829)          (114,433)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  9,480              5,881            110,969             64,373
                                                    ----------------   ----------------   ----------------   ----------------
      Total increase (decrease)                               76,162             78,864   $        883,432   $        853,024
                                                    ================   ================   ================   ================

                                              Notes to Financial Statements  109

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                               SHARES                              DOLLARS
                                                 ----------------------------------   ----------------------------------
                                                      2006                2005             2006                2005
   MODERATE STRATEGY                             --------------      --------------   --------------      --------------
      Class A
      Proceeds from shares sold                           4,731               6,610   $       52,681      $       71,204
      Proceeds from reinvestment of
         distributions                                      399                 174            4,444               1,873
      Payments for shares redeemed                       (2,005)               (805)         (22,390)             (8,659)
                                                 --------------      --------------   --------------      --------------
      Net increase (decrease)                             3,125               5,979           34,735              64,418
                                                 --------------      --------------   --------------      --------------
      Class C
      Proceeds from shares sold                           8,818               6,585           97,636              70,482
      Proceeds from reinvestment of
         distributions                                      468                 244            5,190               2,608
      Payments for shares redeemed                       (4,352)             (3,808)         (48,365)            (40,766)
                                                 --------------      --------------   --------------      --------------
      Net increase (decrease)                             4,934               3,021           54,461              32,324
                                                 --------------      --------------   --------------      --------------
      Class E
      Proceeds from shares sold                           5,555               5,891           61,913              63,511
      Proceeds from reinvestment of
         distributions                                      502                 315            5,591               3,384
      Payments for shares redeemed                       (5,488)             (3,682)         (61,186)            (39,546)
                                                 --------------      --------------   --------------      --------------
      Net increase (decrease)                               569               2,524            6,318              27,349
                                                 --------------      --------------   --------------      --------------
      Class R1
      Proceeds from shares sold                              --                  --               --                  --
      Proceeds from reinvestment of
         distributions                                       --                  --               --                  --
      Payments for shares redeemed                           --                  --               --                  --
                                                 --------------      --------------   --------------      --------------
      Net increase (decrease)                                -- (A)(11)             --             -- (A)(11)             --
                                                 --------------      --------------   --------------      --------------
      Class R2
      Proceeds from shares sold                             237                  --            2,672                  --
      Proceeds from reinvestment of
         distributions                                        3                  --               36                  --
      Payments for shares redeemed                          (97)                 --           (1,090)                 --
                                                 --------------      --------------   --------------      --------------
      Net increase (decrease)                               143 (5)              --            1,618 (5)              --
                                                 --------------      --------------   --------------      --------------
      Class R3 (3)
      Proceeds from shares sold                           5,196               6,568           58,041              70,858
      Proceeds from reinvestment of
         distributions                                      910                 555           10,164               5,969
      Payments for shares redeemed                       (3,181)             (2,691)         (35,510)            (29,020)
                                                 --------------      --------------   --------------      --------------
      Net increase (decrease)                             2,925               4,432           32,695              47,807
                                                 --------------      --------------   --------------      --------------
      Class S
      Proceeds from shares sold                           4,025               3,750           45,044              40,502
      Proceeds from reinvestment of
         distributions                                      343                 234            3,830               2,522
      Payments for shares redeemed                       (3,877)             (3,630)         (43,385)            (39,175)
                                                 --------------      --------------   --------------      --------------
      Net increase (decrease)                               491                 354            5,489               3,849
                                                 --------------      --------------   --------------      --------------
      Total increase (decrease)                          12,187              16,310   $      135,316      $      175,747
                                                 ==============      ==============   ==============      ==============

 110  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                  SHARES                                DOLLARS
                                                    -----------------------------------   -----------------------------------
                                                          2006               2005               2006               2005
   CONSERVATIVE STRATEGY                            ----------------   ----------------   ----------------   ----------------
      Class A
      Proceeds from shares sold                                1,659              2,486   $         17,916   $         26,647
      Proceeds from reinvestment of distributions                133                 73              1,428                778
      Payments for shares redeemed                            (1,340)              (732)           (14,432)            (7,843)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                    452              1,827              4,912             19,582
                                                    ----------------   ----------------   ----------------   ----------------
      Class C
      Proceeds from shares sold                                2,198              3,968             23,592             42,285
      Proceeds from reinvestment of distributions                235                141              2,515              1,500
      Payments for shares redeemed                            (3,357)            (2,967)           (36,070)           (31,652)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                   (924)             1,142             (9,963)            12,133
                                                    ----------------   ----------------   ----------------   ----------------
      Class E
      Proceeds from shares sold                                2,461              2,650             26,529             28,397
      Proceeds from reinvestment of distributions                386                440              4,155              4,708
      Payments for shares redeemed                           (12,708)            (3,570)          (137,627)           (38,291)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                 (9,861)              (480)          (106,943)            (5,186)
                                                    ----------------   ----------------   ----------------   ----------------
      Class R2
      Proceeds from shares sold                                  226                 --              2,454                 --
      Proceeds from reinvestment of distributions                  4                 --                 47                 --
      Payments for shares redeemed                               (97)                --             (1,045)                --
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                    133 (5)               --            1,456 (5)               --
                                                    ----------------   ----------------   ----------------   ----------------
      Class R3 (3)
      Proceeds from shares sold                                3,663              3,749             39,750             40,350
      Proceeds from reinvestment of distributions                564                340              6,096              3,648
      Payments for shares redeemed                            (2,456)            (2,503)           (26,603)           (26,877)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  1,771              1,586             19,243             17,121
                                                    ----------------   ----------------   ----------------   ----------------
      Class S
      Proceeds from shares sold                                1,869              2,080             20,258             22,426
      Proceeds from reinvestment of distributions                157                110              1,697              1,174
      Payments for shares redeemed                            (1,962)            (2,072)           (21,288)           (22,363)
                                                    ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                     64                118                667              1,237
                                                    ----------------   ----------------   ----------------   ----------------
      Total increase (decrease)                               (8,365)             4,193   $        (90,628)  $         44,887
                                                    ================   ================   ================   ================

                                              Notes to Financial Statements  111

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                             SHARES                               DOLLARS
                                               ----------------------------------    ----------------------------------
                                                    2006                2005              2006                2005
   2010 STRATEGY                               --------------      --------------    --------------      --------------
      Class A
      Proceeds from shares sold                            57                  98    $          592      $        1,000
      Proceeds from reinvestment of
         distributions                                      3                  --                35                   5
      Payments for shares redeemed                         --                  --                --                  --
                                               --------------      --------------    --------------      --------------
      Net increase (decrease)                              60                  98 (2)            627              1,005 (2)
                                               --------------      --------------    --------------      --------------
      Class E
      Proceeds from shares sold                           143                 100             1,502               1,000
      Proceeds from reinvestment of
         distributions                                      3                   1                32                  12
      Payments for shares redeemed                       (111)                 --            (1,178)                 --
                                               --------------      --------------    --------------      --------------
      Net increase (decrease)                              35                 101 (1)            356              1,012 (1)
                                               --------------      --------------    --------------      --------------
      Class R1
      Proceeds from shares sold                            16                  --               165                  --
      Proceeds from reinvestment of
         distributions                                     --                  --                 2                  --
      Payments for shares redeemed                         (2)                 --               (24)                 --
                                               --------------      --------------    --------------      --------------
      Net increase (decrease)                              14 (9)              --               143 (9)              --
                                               --------------      --------------    --------------      --------------
      Class R3 (3)
      Proceeds from shares sold                           334                 174             3,539               1,751
      Proceeds from reinvestment of
         distributions                                      5                   2                55                  13
      Payments for shares redeemed                       (145)                 --            (1,527)                 --
                                               --------------      --------------    --------------      --------------
      Net increase (decrease)                             194                 176 (1)          2,067              1,764 (1)
                                               --------------      --------------    --------------      --------------
      Class S
      Proceeds from shares sold                           125                 100             1,314               1,000
      Proceeds from reinvestment of
         distributions                                      3                   1                35                  14
      Payments for shares redeemed                       (105)                 --            (1,119)                 --
                                               --------------      --------------    --------------      --------------
      Net increase (decrease)                              23                 101 (1)            230              1,014 (1)
                                               --------------      --------------    --------------      --------------
      Total increase (decrease)                           326                 476    $        3,423      $        4,795
                                               ==============      ==============    ==============      ==============

 112  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                              SHARES                                DOLLARS
                                                -----------------------------------   -----------------------------------
                                                      2006               2005               2006               2005
   2020 STRATEGY                                ----------------   ----------------   ----------------   ----------------
      Class A
      Proceeds from shares sold                               93                 97   $            988   $          1,000
      Proceeds from reinvestment of
         distributions                                         3                  1                 32                  4
      Payments for shares redeemed                            --                 --                 (5)                --
                                                ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                 96                 98 (2)            1,015            1,004 (2)
                                                ----------------   ----------------   ----------------   ----------------
      Class E
      Proceeds from shares sold                              199                100              2,124              1,000
      Proceeds from reinvestment of
         distributions                                         3                  1                 31                 11
      Payments for shares redeemed                          (114)                --             (1,189)                --
                                                ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                 88                101 (1)              966            1,011 (1)
                                                ----------------   ----------------   ----------------   ----------------
      Class R1
      Proceeds from shares sold                               62                 --                660                 --
      Proceeds from reinvestment of
         distributions                                         1                 --                  7                 --
      Payments for shares redeemed                            --                 --                 (3)                --
                                                ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                 63 (9)               --              664 (9)               --
                                                ----------------   ----------------   ----------------   ----------------
      Class R2
      Proceeds from shares sold                               57                 --                623                 --
      Proceeds from reinvestment of
         distributions                                        --                 --                  3                 --
      Payments for shares redeemed                            --                 --                 (1)                --
                                                ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                 57 (10)               --              625 (10)               --
                                                ----------------   ----------------   ----------------   ----------------
      Class R3 (3)
      Proceeds from shares sold                              734                270              7,879              2,722
      Proceeds from reinvestment of
         distributions                                         9                  1                 92                 12
      Payments for shares redeemed                           (62)              (119)              (670)            (1,219)
                                                ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                681                152 (1)            7,301            1,515 (1)
                                                ----------------   ----------------   ----------------   ----------------
      Class S
      Proceeds from shares sold                              540                100              5,803              1,000
      Proceeds from reinvestment of
         distributions                                         6                  1                 60                 13
      Payments for shares redeemed                          (117)                --             (1,247)                --
                                                ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                429                101 (1)            4,616            1,013 (1)
                                                ----------------   ----------------   ----------------   ----------------
      Total increase (decrease)                            1,414                452   $         15,187   $          4,543
                                                ================   ================   ================   ================

                                              Notes to Financial Statements  113

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                               SHARES                                  DOLLARS
                                                -------------------------------------   -------------------------------------
                                                      2006                 2005               2006                 2005
   2030 STRATEGY                                ----------------     ----------------   ----------------     ----------------
      Class A
      Proceeds from shares sold                              246                   97   $          2,643     $          1,000
      Proceeds from reinvestment of
         distributions                                         4                   --                 38                    4
      Payments for shares redeemed                           (99)                  --             (1,081)                  --
                                                ----------------     ----------------   ----------------     ----------------
      Net increase (decrease)                                151                   97 (2)            1,600              1,004 (1)
                                                ----------------     ----------------   ----------------     ----------------
      Class E
      Proceeds from shares sold                              418                  100              4,593                1,000
      Proceeds from reinvestment of
         distributions                                         3                    1                 32                    9
      Payments for shares redeemed                          (122)                  --             (1,343)                  --
                                                ----------------     ----------------   ----------------     ----------------
      Net increase (decrease)                                299                  101 (1)            3,282              1,009 (1)
                                                ----------------     ----------------   ----------------     ----------------
      Class R1
      Proceeds from shares sold                               30                   --                323                   --
      Proceeds from reinvestment of
         distributions                                        --                   --                  3                   --
      Payments for shares redeemed                            --                   --                 (3)                  --
                                                ----------------     ----------------   ----------------     ----------------
      Net increase (decrease)                                 30 (9)               --                323 (9)               --
                                                ----------------     ----------------   ----------------     ----------------
      Class R2
      Proceeds from shares sold                               55                   --                610                   --
      Proceeds from reinvestment of
         distributions                                        --                   --                  2                   --
      Payments for shares redeemed                            --                   --                 --                   --
                                                ----------------     ----------------   ----------------     ----------------
      Net increase (decrease)                                 55 (10)               --               612 (10)               --
                                                ----------------     ----------------   ----------------     ----------------
      Class R3 (3)
      Proceeds from shares sold                              729                  141              7,944                1,423
      Proceeds from reinvestment of
         distributions                                         6                    1                 63                    9
      Payments for shares redeemed                          (162)                  --             (1,754)                  --
                                                ----------------     ----------------   ----------------     ----------------
      Net increase (decrease)                                573                  142 (1)            6,253              1,432 (1)
                                                ----------------     ----------------   ----------------     ----------------
      Class S
      Proceeds from shares sold                              252                  100              2,780                1,000
      Proceeds from reinvestment of
         distributions                                         3                    1                 32                   11
      Payments for shares redeemed                          (139)                  --             (1,534)                  --
                                                ----------------     ----------------   ----------------     ----------------
      Net increase (decrease)                                116                  101 (1)            1,278              1,011 (1)
                                                ----------------     ----------------   ----------------     ----------------
      Total increase (decrease)                            1,224                  441   $         13,348     $          4,456
                                                ================     ================   ================     ================

 114  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                SHARES                                DOLLARS
                                                  -----------------------------------   -----------------------------------
                                                        2006               2005               2006               2005
   2040 STRATEGY                                  ----------------   ----------------   ----------------   ----------------
      Class A
      Proceeds from shares sold                                 63                 97   $            674   $          1,000
      Proceeds from reinvestment of
         distributions                                           2                 --                 25                  3
      Payments for shares redeemed                              (1)                --                (14)                --
                                                  ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                   64                 97 (2)              685            1,003 (2)
                                                  ----------------   ----------------   ----------------   ----------------
      Class E
      Proceeds from shares sold                                282                100              3,104              1,000
      Proceeds from reinvestment of
         distributions                                           2                  1                 27                  8
      Payments for shares redeemed                            (121)                --             (1,308)                --
                                                  ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  163                101 (1)            1,823            1,008 (1)
                                                  ----------------   ----------------   ----------------   ----------------
      Class R1
      Proceeds from shares sold                                  8                 --                 86                 --
      Proceeds from reinvestment of
         distributions                                          --                 --                  1                 --
      Payments for shares redeemed                              --                 --                 --                 --
                                                  ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                    8 (9)               --               87 (9)               --
                                                  ----------------   ----------------   ----------------   ----------------
      Class R2
      Proceeds from shares sold                                106                 --              1,188                 --
      Proceeds from reinvestment of
         distributions                                           1                 --                 10                 --
      Payments for shares redeemed                              --                 --                 --                 --
                                                  ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  107 (4)               --            1,198 (4)               --
                                                  ----------------   ----------------   ----------------   ----------------
      Class R3 (3)
      Proceeds from shares sold                                444                167              4,863              1,686
      Proceeds from reinvestment of
         distributions                                           4                  1                 44                  8
      Payments for shares redeemed                            (144)                (2)            (1,584)               (16)
                                                  ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                  304                166 (1)            3,323            1,678 (1)
                                                  ----------------   ----------------   ----------------   ----------------
      Class S
      Proceeds from shares sold                                162                100              1,824              1,000
      Proceeds from reinvestment of
         distributions                                           3                  1                 30                 10
      Payments for shares redeemed                            (124)                --             (1,438)                --
                                                  ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                   41                101 (1)              416            1,010 (1)
                                                  ----------------   ----------------   ----------------   ----------------
      Total increase (decrease)                                687                465   $          7,532   $          4,699
                                                  ================   ================   ================   ================

      (A)  Amounts are less than $500 or 500 shares.
      (1) For the period January 1, 2005 (commencement of operations) to October 31, 2005.
      (2) For the period September 1, 2005 (commencement of operations) to October 31, 2005.
      (3)  Class D Shares were redesignated Class R3 Shares on March 1, 2006
      (4) For the period March 17, 2006 (commencement of operations) to October 31, 2006.
      (5) For the period March 29, 2006 (commencement of operations) to October 31, 2006.
      (6) For the period April 3, 2006 (commencement of operations) to October 31, 2006.
      (7) For the period May 19, 2006 (commencement of operations) to October 31, 2006.
      (8) For the period June 6, 2006 (commencement of operations) to October 31, 2006.
      (9) For the period June 7, 2006 (commencement of operations) to October 31, 2006.
      (10) For the period September 8, 2006 (commencement of operations) to October 31, 2006.
      (11) For the period October 3, 2006 (commencement of operations) to October 31, 2006.

                                              Notes to Financial Statements  115

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

7. LINE OF CREDIT

   The Investment Company has a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Investment Company is charged an annual commitment fee of .125% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Investment Company's Funds. Interest is calculated at the Federal Fund Rate plus .50% annually. The Funds may borrow up to a maximum of 33.33% of the value of their net assets under the agreement. The agreement will expire December 20, 2006 and will not be renewed at that time. The Funds did not have any drawdowns for the period ended October 31, 2006.

8. INTERFUND LENDING PROGRAM

   The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the Funds may borrow money from the RIC Money Market Fund for Temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity of additional borrowing costs. The funds did not participate in the credit facility for the period ended October 31, 2006.

9. RECORD OWNERSHIP

   As of October 31, 2006, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. Northwestern Mutual Life Insurance Company separate accounts were a shareholder in each fund.

                   FUNDS                   # OF SHAREHOLDERS             %
   --------------------------------------------------------------------------------
   Equity Growth Strategy                          2                   30.5
   Growth Strategy                                 1                   19.1
   Balanced Strategy                               1                   17.6
   Moderate Strategy                               1                   25.9
   Conservative Strategy                           1                   31.0
   2010 Strategy                                   3                   87.8
   2020 Strategy                                   4                   86.4
   2030 Strategy                                   4                   77.6
   2040 Strategy                                   4                   84.3

 116  Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Russell Investment Company (formerly Frank Russell Investment Company):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Growth Strategy Fund (formerly Equity Aggressive Strategy Fund), Growth Strategy Fund (formerly Aggressive Strategy Fund), Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund, 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund, and 2040 Strategy Fund (nine of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

/s/ PricewatehouseCoopers LLP

Seattle, Washington
December 22, 2006

                    Report of Independent Registered Public Accounting Firm  117

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

TAX INFORMATION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
For the tax year ended October 31, 2006, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2006, the Funds hereby designate under
Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 mailed to you in January 2007 will show the tax status of all distributions paid to your account in calendar year 2006.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Equity Growth Strategy                            59.0%
Growth Strategy                                   24.5%
Balanced Strategy                                 11.4%
Moderate Strategy                                  6.5%
Conservative Strategy                              3.3%
2010 Strategy                                      5.9%
2020 Strategy                                     10.6%
2030 Strategy                                     14.2%
2040 Strategy                                     15.9%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2006:

Equity Growth Strategy              $         8,101,231
Growth Strategy                              12,248,338
Balanced Strategy                            21,682,726
Moderate Strategy                             4,961,106
Conservative Strategy                         2,416,183

Please consult a tax advisor for any questions about federal or state income tax laws.

 118  Tax Information

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the "RIMCo Agreement") and the portfolio management contract with each Money Manager of the Underlying Funds (collectively, the "portfolio management contracts") at a meeting held on April 18, 2006. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds and the Underlying Funds, sales and redemptions of the Funds' and the Underlying Funds' shares, and the management of the Funds and Underlying Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds, including information requested by the Independent Trustees;
(2) information (the "Third-Party Information") received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds ("Comparable Funds") not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds and the Underlying Funds; and (3) an analysis of the Third-Party Information prepared by RIMCo (the "RIMCo Analysis" and, with the other information requested by the Independent Trustees or provided by RIMCo in connection with the Board's consideration of the portfolio management contracts, the "Agreement Renewal Information") addressing, among other things, performance and expense differentials between certain Funds and Underlying Funds and their respective Comparable Funds. The Independent Trustees also received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 17, 2006, the Independent Trustees met in person to review the Agreement Renewal Information in a private session with independent counsel at which no representatives of RIMCo or management were present. At the April 18 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analysis received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser's style and investment philosophy. RIMCo has engaged multiple Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. Assets of each Underlying Fund have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of certain Underlying Fund's assets as described below and otherwise exercises investment discretion over the portion of each Underlying Fund's assets that RIMCo determines not to allocate to the money managers and for each Underlying Fund's cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of an Underlying Fund during transitions between money managers.

RIMCo is responsible for selecting Money Managers for each Underlying Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo in accordance with the Underlying Fund's applicable investment objective, policies and restrictions (each, a "segment"). RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund's investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Underlying Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo's research and analysis, such actions are appropriate. RIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money

                        Basis for Approval of Investment Advisory Contracts  119

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

Managers for an Underlying Fund in a complementary manner. Therefore, RIMCo's selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Underlying Fund. The performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Fund's investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects in great part the performance of RIMCo in designing the Underlying Fund's investment program, structuring Underlying Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board also considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo's role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds' Money Managers, and describe the manner in which the Funds and Underlying Funds operate so that investors may take the information into account when deciding to purchase shares of any such Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds in which each Fund invests and the likelihood that, at the current expense ratio of each such Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to conduct the manager-of-managers strategy of each such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1. The nature, scope and quality of the services provided to the Fund and the Underlying Funds by RIMCo;

2. The advisory fee paid by the Fund or Underlying Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by RIMCo as to expenses incurred by the Fund or Underlying Fund; and

5. Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from each Fund or Underlying Fund.

At the April 18 Board meeting, RIMCo and management reviewed the reasonableness of the Funds' and Underlying Funds' investment advisory fees. In discussing whether the Funds' and Underlying Funds' performance supported these fees, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives. With respect to the Underlying Funds, these strategies included strategies which seek to achieve a lower tracking error (i.e. the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower relative performance than that of some of their respective Comparable Funds and, consequently, lower relative performance of the Funds than that of some of their respective Comparable Funds. RIMCo stated that the strategies pursued by the Underlying Funds are intended to result in less volatile, more moderate returns relative to each Underlying Funds' performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time. RIMCo stated that certain of the Funds have lower allocations to equity Underlying Funds and higher allocations to fixed income Underlying Funds than some of their respective Comparable Funds and, as a result, those Funds had lower relative performance than that of some of their respective Comparable Fund during the periods covered by the Third-Party Information.

On the basis of the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo, at the April 18 Board meeting, the Board, in respect of each Fund and Underlying Fund, found the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds or Underlying Funds, after giving effect to waivers and/or

 120  Basis for Approval of Investment Advisory Contracts

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds. The Board also determined that the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds; RIMCo's methodology of allocating expenses of operating funds in the complex was reasonable; and RIMCo's profitability with respect to each Fund and Underlying Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

At the April 18 Board meeting, the Board concluded that the performance of the Funds and the Underlying Funds supported continuation of the RIMCo Agreement, again based upon the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo. In evaluating performance, the Board considered each Fund's and Underlying Fund's absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. In evaluating the Underlying Funds' performance, the Board also considered RIMCo's investment strategy of managing the Underlying Funds in a risk aware manner.

At the April 18 Board meeting, the Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the fees for such Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. In its deliberations, the Board noted its findings reached at a meeting held on February 28, 2006 that the investment advisory fees for each Fund and Underlying Fund, with the implementation of new breakpoints for the Multistrategy Bond Fund proposed by RIMCo at that meeting, appropriately reflect any economies of scale realized by that Fund or Underlying Fund. Its findings at the earlier meeting were based upon information and analyses prepared by RIMCo, including information as to variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Underlying Funds are lower, and may, in some cases, be substantially lower, than the rates paid by the Underlying Funds. RIMCo reviewed with the Trustees the differences in the scope of services it provides to institutional clients and the Underlying Funds. For example, institutional clients have fewer administrative needs than the Underlying Funds. It was further noted that since the Underlying Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

At the April 18 Board meeting, in voting to approve the continuation of the RIMCo Agreement on its current terms and conditions for each Fund and Underlying Fund, the Board, after considering the foregoing and other relevant factors, determined that continuation of the RIMCo Agreement was in the best interests of the Funds and the Underlying Funds and their respective shareholders.

At the April 18 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager's performance over various periods; RIMCo's assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Funds' and Underlying Funds' underwriter; and RIMCo's recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo's explanation in light of the Board's findings as to the aggregate investment advisory fees paid by each Fund and Underlying Fund and the fact that each Money Manager's fee is paid by RIMCo.

Based substantially upon RIMCo's recommendations together with the information received from RIMCo in support of its recommendations, at the April 18 meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund were reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Underlying Fund was in the best interests of the Fund and its shareholders.

During 2005 and 2006, the Trustees received proposals from RIMCo to manage directly approximately up to 10% of the assets of the Diversified Equity Fund, the Quantitative Equity Fund and the International Securities Fund (each a "Participating Underlying Fund") utilizing a "select holdings strategy" pursuant to the terms of the RIMCo Agreement, the actual allocation to be determined

                        Basis for Approval of Investment Advisory Contracts  121

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

by each Participating Underlying Fund's RIMCo portfolio manager. Under this strategy, RIMCo analyzes the holdings of a Participating Underlying Fund's Money Managers in their Fund segments to identify particular stocks that have been selected by multiple Money Managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo will purchase additional shares of certain stocks for the Participating Underlying Fund. The strategy is designed to increase the Participating Underlying Fund's exposure to stocks that are viewed as attractive by multiple Money Managers of a Participating Underlying Fund. Implementation of this strategy includes periodic rebalancing of the Participating Underlying Fund's holdings. In connection with RIMCo's proposals, the Trustees received and considered information from RIMCo regarding the potential enhancements to the Participating Underlying Fund's performance based upon RIMCo's experience in employing the same strategy for other types of investment accounts under its management. The Trustees also considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, considered RIMCo's advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in implementing and carrying out the select holdings strategy; the limited amount of assets that would be managed directly by RIMCo pursuant to the select holdings strategy; the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund would not increase as a result of the implementation of the select holdings strategy. At the April 18, 2006 meeting, RIMCo advised the Board that the select holdings strategy has been implemented for the Diversified Equity and Quantitative Equity Funds, although a reasonable period of time is needed to evaluate fairly its impact on those Participating Underlying Funds' performance. Based upon the information received from RIMCo during 2005 and 2006 in connection with its select holdings strategy proposals, the Agreement Renewal Information and additional discussion at the April 18 meeting concerning the select holdings strategy, the Board in the case of the Participating Underlying Funds concluded that the investment advisory fees paid to RIMCo by each such Underlying Fund under the RIMCo Agreement in connection with the select holdings strategy continue to be reasonable in light of the nature and anticipated quality of the investment advisory services to be rendered by RIMCo.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo's recommendation, the portfolio management agreement with any Money Manager of an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Also, at the meeting held on April 18, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Special Growth Fund and the Emerging Markets Fund. At a meeting held on May 23, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Multistrategy Bond Fund. At that same meeting, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Diversified Equity Fund resulting from a change of control of one of this Fund's Money Managers. In the case of each such Underlying Fund, the Trustees approved the terms of the proposed portfolio management contract with the successor Money Manager based substantially upon RIMCo's recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Fund's underwriter; RIMCo's explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with RIMCo; RIMCo's awareness of the fees charged by the Money Manager to other clients; and RIMCo's belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 18, 2006 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Underlying Fund, and the fact that the aggregate investment advisory fees paid by the Underlying Fund would not increase as a result of the implementation of the proposed money manager change because the money managers' investment advisory fee is paid by RIMCo.

At a meeting held on December 4, 2006, RIMCo advised the Board that the select holdings strategy was implemented in the International Securities Fund in the third quarter of 2006.

 122  Basis for Approval of Investment Advisory Contracts

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

SHAREHOLDER REQUESTS FOR ADDITIONAL INFORMATION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
As a courtesy to Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, and (iv) at the Securities and Exchange Commission's public reference room.

The Board has delegated to RIMCo, as RIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds' Statement of Additional Information ("SAI"). The SAI is available (i) free of charge, upon request, by calling the Fund at
(800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Financial Statements of the Underlying Funds can be obtained at no charge by calling the Fund at (800) 787-7354.

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 787-7354 or contact your financial institution and we will begin sending you individual copies thirty days after receiving your request.

If you wish to receive the Fund's prospectus and each annual and semi-annual report electronically, please call us at (800) 787-7354 or contact your financial institution.

                            Shareholder Requests for Additional Information  123

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company ("RIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 *Michael J.A.        Trustee since     Appointed until  - Chairman of the Board, FRC          39         None
 Phillips,            2002              successor is     - 1990-2003, President, FRC
 Born January 20,                       duly elected     - 1993-2003, CEO, FRC
 1948                                   and qualified    - Trustee, RIC and RIF
                                                         - Director, RTC; Russell
 909 A Street                                              Investments (Suisse) S.A.
 Tacoma, Washington                                        (global investment
 98402-1616                                                services); Russell
                                                           Investments Limited
                                                           (consultant to institutional
                                                           investors in Europe and the
                                                           UK)
                                                         - Chairman of the Board and
                                                           President, Russell 20-20
                                                           Association; and Russell
                                                           Investments Delaware Inc.
                                                           (general partner in various
                                                           limited partnerships
                                                           ("RIDI"))
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 Thaddas L. Alston,   Trustee since     Appointed until  - Senior Vice President, Larco        39         None
 Born April 7, 1945   2006              successor is       Investments, Ltd.
                                        duly elected
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul E. Anderson,    Trustee since     Appointed until  - President, Anderson                 39         None
 Born October 15,     1984              successor is       Management Group LLC
 1931                                   duly elected       (private investments
                      Chairman of the   and qualified      consulting)
 909 A Street         Nominating and                     - February 2002 to June 2005,
 Tacoma, Washington   Governance        Appointed until    Lead Trustee, RIC and RIF
 98402-1616           Committee since   successor is
                      2006              duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------



* Mr. Phillips is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an interested trustee.

 124  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake,    Trustee since     Appointed until  - President, Kristianne Gates         39         - Trustee WM Group
 Born January 22,     2000              successor is       Blake, P.S. (accounting                          of Funds
 1954                                   duly elected       services)                                        (investment
                      Chairperson       and qualified    - Director and Chairman of the                     company)
 909 A Street         since 2005                           Audit Committee, Avista                        - Director, Avista
 Tacoma, Washington                     Annual             Corp.                                            Corp.
 98402-1616                                              - Trustee and Chairman of the
                                                           Operations and Distribution
                                                           Committee, WM Group of Funds
                                                         - February 2002 to June 2005,
                                                           Chairman of the Audit
                                                           Committee, RIC and RIF
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Daniel P. Connealy   Trustee since     Appointed until  - June 2004 to present, Senior        39         None
 Born June 6, 1946    2003              successor is       Vice President and Chief
                                        duly elected       Financial Officer, Waddell &
 909 A Street         Chairman of       and qualified      Reed Financial, Inc.
 Tacoma, Washington   Audit Committee                    - 2003, Retired
 98402-1616           since 2005        Appointed until  - 2001-2003, Vice President
                                        successor is       and Chief Financial Officer,
                                        duly elected       Janus Capital Group Inc.
                                        and qualified    - 1979-2001, Audit and
                                                           Accounting Partner,
                                                           PricewaterhouseCoopers LLP
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jonathan Fine        Trustee since     Appointed until  - President and Chief                 39         None
 Born July 8, 1954    2004              successor is       Executive Officer, United
                                        duly elected       Way of King County, WA
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Raymond P.           Trustee since     Appointed until  - President, Simpson                  39         None
 Tennison, Jr.        2000              successor is       Investment Company and
 Born December 21,                      duly elected       several additional
 1955                                   and qualified      subsidiary companies,
                                                           including Simpson Timber
 909 A Street                                              Company, Simpson Paper
 Tacoma, Washington                                        Company and Simpson Tacoma
 98402-1616                                                Kraft Company
----------------------------------------------------------------------------------------------------------------------------

                             Disclosure of Information about Fund Directors  125

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Jack Thompson,       Trustee since     Appointed until  - September 2003 to present,          39         Director, Sparx
 Born March 21, 1949  2005              successor is       Independent Board Chair and                    Japan Fund
                                        duly elected       Chairman of the Audit
 909 A Street                           and qualified      Committee, Sparx Japan Fund
 Tacoma, Washington                                      - May 1999 to May 2003,
 98402-1616                                                President, Chief Executive
                                                           Officer and Director, Berger
                                                           Financial Group, LLC
                                                         - May 1999 to May 2003,
                                                           President and Trustee,
                                                           Berger Funds
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Julie W. Weston,     Trustee since     Appointed until  - Retired since 2000                  39         None
 Born October 2,      2002              successor is     - 1987 to 2002, Director,
 1943                                   duly elected       Smith Barney Fundamental
                      Chairperson of    and qualified      Value Fund
 909 A Street         the Investment
 Tacoma, Washington   Committee since   Appointed until
 98402-1616           2006              successor is
                                        duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------
 TRUSTEES EMERITUS
----------------------------------------------------------------------------------------------------------------------------
 *George F. Russell,  Trustee Emeritus  Until            - Director Emeritus, Frank            39         None
  Jr.,                and Chairman      resignation or     Russell Company (investment
  Born July 3, 1932   Emeritus since    removal            consultant to institutional
                      1999                                 investors ("FRC")); and
  909 A Street                                             RIMCo
  Tacoma, Washington                                     - Chairman Emeritus, RIC and
  98402-1616                                               RIF; Russell Implementation
                                                           Services Inc. (broker-dealer
                                                           and investment adviser
                                                           ("RIS")); Russell 20-20
                                                           Association (non-profit
                                                           corporation); and Russell
                                                           Trust Company (non-
                                                           depository trust company
                                                           ("RTC"))
                                                         - Chairman, Sunshine
                                                           Management Services, LLC
                                                           (investment adviser)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul Anton, Ph.D.,   Trustee Emeritus  Five year term   - Retired since 1997                  39         None
 Born December 1,     since 2003                         - Trustee of RIC and RIF until
 1919                                                      2002
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------

*  Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

 126  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES EMERITUS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 William E. Baxter,   Trustee Emeritus  Five year term   - Retired since 1986                  39         None
 Born June 8, 1925    since 2004                         - Trustee of RIC and RIF until
                                                           2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Lee C. Gingrich,     Trustee Emeritus  Five year term   - Retired since 1995                  39         None
 Born October 6,      since 2006                         - Trustee of RIC and RIF until
 1930                                                      2005
                                                         - Chairman of the Nominating
 909 A Street                                              and Governance Committee
 Tacoma, Washington                                        2001-2005
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Eleanor W. Palmer,   Trustee Emeritus  Five year term   - Retired since 1981                  39         None
 Born May 5, 1926     since 2004                         - Trustee of RIC and RIF until
                                                           2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------

                             Disclosure of Information about Fund Directors  127

RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                Position(s) Held
            Name,                with Fund and         Term                        Principal Occupation(s)
             Age,                  Length of            of                               During the
           Address                Time Served         Office                            Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------
 Cheryl Wichers                 Chief Compliance  Until removed    - Chief Compliance Officer, RIC
 Born December 16, 1966         Officer since     by Independent   - Chief Compliance Officer, RIF
                                2005              Trustees         - Chief Compliance Officer, RIMCo
 909 A Street                                                      - April 2002-May 2005, Manager, Global Regulatory
 Tacoma, Washington                                                  Policy
 98402-1616                                                        - 1998-2002, Compliance Supervisor, Russell Investment
                                                                     Group
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Greg J. Stark,                 President and     Until successor  - President and CEO, RIC and RIF
 Born May 3, 1968               Chief Executive   is chosen and    - Chairman of the Board, President and CEO, RIMCo
                                Officer since     qualified by     - Chairman of the Board, President and CEO, RFD
 909 A Street                   2004              Trustees         - Chairman of the Board and President, Russell
 Tacoma, Washington                                                  Insurance Agency, Inc. (insurance agency ("RIA"))
 98402-1616                                                        - Until 2004, Managing Director of Individual Investor
                                                                     Services, FRC
                                                                   - 2000 to 2004, Managing Director, Sales and Client
                                                                     Service, RIMCo
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson,               Treasurer and     Until successor  - Treasurer, Chief Accounting Officer and CFO, RIC and
 Born November 26, 1963         Chief Accounting  is chosen and      RIF
                                Officer since     qualified by     - Director, Funds Administration, RIMCo, RTC and RFD
 909 A Street                   1998              Trustees         - Treasurer and Principal Accounting Officer, SSgA
 Tacoma, Washington                                                  Funds
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hanly,               Chief Investment  Until removed    - Chief Investment Officer, RIC, RIF, FRC, RTC
 Born November 17, 1964         Officer since     by Trustees      - Director and Chief Investment Officer, RIMCo and RFD
                                2004                               - 1999 to 2003, Chief Financial Officer, FRC, RIC and
 909 A Street                                                        RIF
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Karl J. Ege,                   Secretary since   Until successor  - General Counsel and Managing Director of Law and
 Born October 8, 1941           1994              is chosen and      Government Affairs, Secretary, FRC
                                                  qualified by
 909 A Street                                     Trustees
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------

 128  Disclosure of Information about Fund Directors

LIFEPOINTS(R) FUNDS

RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

TRUSTEES
 Thaddas L. Alston
 Paul E. Anderson
 Kristianne Blake
 Daniel P. Connealy
 Jonathan Fine
 Michael J.A. Phillips
 Raymond P. Tennison, Jr.
 Jack R. Thompson
 Julie W. Weston

TRUSTEES EMERITUS
 George F. Russell, Jr.
 Paul Anton, Ph.D.
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

OFFICERS
 Gregory J. Stark, President and Chief Executive Officer
 Cheryl Wichers, Chief Compliance Officer
 Thomas F. Hanly, Chief Investment Officer
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Karl J. Ege, Secretary

ADVISOR, ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT
 Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Josiah Quincy Building
 200 Newport Avenue
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) 787-7354

LEGAL COUNSEL
 Dechert LLP
 200 Clarendon Street, 27th Floor
 Boston, MA 02116-5021

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 PricewaterhouseCoopers LLP
 1420 5th Avenue
 Suite 1900
 Seattle, WA 98101

MONEY MANAGERS OF UNDERLYING FUNDS AS OF OCTOBER 31, 2006

Diversified Equity Fund
 AllianceBernstein, L.P., New York, NY
 Ark Asset Management Co., Inc., New York, NY
 Institutional Capital Corporation, Chicago, IL
 Marsico Capital Management, LLC, Denver, CO
 MFS Institutional Advisors, Inc., Boston, MA
 Montag & Caldwell, Inc., Atlanta, GA
 Schneider Capital Management, Wayne, PA
 Suffolk Capital Management, LLC, New York, NY
 Turner Investment Partners, Inc., Berwyn, PA

Special Growth Fund
 CapitalWorks Investment Partners, LLC, San Diego, CA
 David J. Greene and Company, LLC, New York, NY
 Delphi Management, Inc., Boston, MA
 Goldman Sachs Asset Management, L.P., New York, NY
 Gould Investment Partners, LLC, Berwyn, PA
 Jacobs Levy Equity Management, Inc., Florham Park, NJ
 PanAgora Asset Management, Inc., Boston, MA
 Tygh Capital Management, Inc., Portland, OR

Quantitative Equity Fund
 Aronson+Johnson+Ortiz, L.P., Philadelphia, PA
 Franklin Portfolio Associates, LLC, Boston, MA
 Goldman Sachs Asset Management, L.P., New York, NY
 Jacobs Levy Equity Management, Inc., Florham Park, NJ

International Securities Fund
 AllianceBernstein, L.P., New York, NY
 AQR Capital Management, LLC, Greenwich, CT
 Axiom International Investors, LLC, Greenwich, CT
 Fidelity Management & Research Company, Boston, MA
 Marvin & Palmer Associates, Inc., Wilmington, DE
 MFS Institutional Advisors, Inc., Boston, MA
 Mondrian Investment Partners Limited, London, England
 The Boston Company Asset Management, LLC, Boston, MA
 Wellington Management Company, LLP, Boston, MA

Emerging Markets Fund
 AllianceBernstein, L.P., New York, NY
 Arrowstreet Capital, L.P., Cambridge, MA
 Genesis Asset Managers, LLP, Guernsey, Channel Islands
 Harding Loevner Management, L.P., Somerville, NJ
 T. Rowe Price International, Inc., Baltimore, MD

Real Estate Securities Fund
 AEW Management and Advisors, L.P., Boston, MA
 Heitman Real Estate Securities, LLC, Chicago, IL
 INVESCO Institutional (N.A.), Inc., which acts as a money manager to the Fund through its INVESCO Real Estate division, Dallas, TX
 RREEF America, LLC, Chicago, IL

                              Manager, Money Managers and Service Providers  129

LIFEPOINTS(R) FUNDS

RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

Short Duration Bond Fund
 Merganser Capital Management, L.P., Boston, MA
 Pacific Investment Management Company, LLC, Newport Beach, CA
 STW Fixed Income Management, Carpinteria, CA

Diversified Bond Fund
 Bear Stearns Asset Management, Inc., New York, NY
 Lehman Brothers Asset Management, LLC, Chicago, IL
 Pacific Investment Management Company, LLC, Newport Beach, CA
 Western Asset Management, Pasadena, CA
 Western Asset Management Company Ltd., London England

Multistrategy Bond Fund
 Bear Stearns Asset Management, Inc., New York, NY
 Delaware Management Company, a series of Delaware Management Business Trust,
   Philadelphia, PA
 Goldman Sachs Asset Management, L.P., New York, NY
 Morgan Stanley Investment Management, Inc., West Conshohocken, PA

 Pacific Investment Management Company, LLC, Newport Beach, CA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

 130  Manager, Money Managers and Service Providers

                      (This page intentionally left blank)

(RUSSELL LOGO)

RUSSELL INVESTMENT COMPANY
909 A Street
Tacoma, Washington 98402

800-787-7354
Fax: 253-591-3495

www.russell.com

On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company, and Frank Russell Investment Management Company changed its
name to Russell Investment Management Company.               36-08-022 (1 10/06)

MONEY MARKET FUNDS


2006 ANNUAL REPORT

CLASS A AND S SHARES:

MONEY MARKET FUND


CLASS S SHARES:

US GOVERNMENT MONEY MARKET FUND

TAX FREE MONEY MARKET FUND


OCTOBER 31, 2006


                                                                  (RUSSELL LOGO)

Russell Investment Company

Russell Investment Company is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on three of these Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

                                  [Blank Page]

                           Russell Investment Company

                               Money Market Funds

                                 Annual Report

                                October 31, 2006

                               Table of Contents

                                                                            Page
To Our Clients.......................................................         3

Money Market Fund....................................................         4

US Government Money Market Fund......................................         9

Tax Free Money Market Fund...........................................        11

Notes to Schedules of Investments....................................        19

Statement of Assets and Liabilities..................................        20

Statement of Operations..............................................        21

Statements of Changes in Net Assets..................................        22

Financial Highlights.................................................        24

Notes to Financial Statements........................................        26

Report of Independent Registered Public Accounting Firm..............        32

Tax Information......................................................        33

Shareholder Requests for Additional Information......................        34

Disclosure of Information about Fund Directors.......................        35

Manager, Money Managers and Service Providers........................        40

Russell Investment Company - Money Market Funds.

Copyright (c) Russell Investment Group 2006. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

FUND OBJECTIVES, RISKS, CHARGES AND EXPENSES SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER IMPORTANT INFORMATION MUST PRECEDE OR ACCOMPANY THIS MATERIAL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

SECURITIES DISTRIBUTED THROUGH RUSSELL FUND DISTRIBUTORS, INC. MEMBER NASD, PART OF RUSSELL INVESTMENT GROUP.

Effective July 1, 2006 Frank Russell Investment Company changed its name to Russell Investment Company ("RIC"). RIC Funds are distributed by Russell Fund Distributors, Inc., and advised by Russell Investment Management Company ("RIMCo"). Effective July 1, 2006 RIMCo changed its name from Frank Russell Investment Management Company.

Russell Investment Group and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

TO OUR CLIENTS



As you read Russell Investment Company's 2006 Annual Report, we would like to take this opportunity to review our investment approach, which is designed to help long-term investors build financial security and save for retirement.

Our process is complex, but our goal is simple. We evaluate and select money managers in each asset class and within each investment style. Then we build diversified mutual funds aimed at providing long-term, consistent results.

Russell guides investments for some of the world's largest investors--and we provide that same manager research to our mutual funds, which are available to individual investors.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

   /s/ GREG STARK

Greg Stark

Chief Executive Officer, Chairman and President.

                                                               To Our Clients  3

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.

To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,025.60      $     1,023.89
Expenses Paid During
Period*                       $         1.33      $         1.33

* Expenses are equal to the Fund's annualized expense ratio of 0.26% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,026.10      $     1,024.45
Expenses Paid During
Period*                       $         0.77      $         0.77

* Expenses are equal to the Fund's annualized expense ratio of 0.15% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 4  Money Market Fund

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 45.1%
BNP Paribas (E)(A)                                                  60,000         5.363        05/18/07            60,000
Calyon New York (E)                                                 20,000         5.416        08/10/07            20,002
Calyon New York (E)                                                 15,000         5.330        09/13/07            14,996
Citigroup Inc. (E)                                                  10,000         5.442        01/12/07            10,002
Cullinan Finance Corp. (E)(A)                                       80,000         5.354        11/22/06            79,999
Goldman Sachs Group, Inc. (E)(A)                                    15,000         5.420        01/16/07            15,000
Goldman Sachs Group, Inc. (E)                                       66,000         5.467        03/30/07            66,036
Goldman Sachs Group, Inc. (E)                                       75,000         5.504        05/11/07            75,050
Goldman Sachs Group, Inc. (E)                                       45,840         5.497        07/02/07            45,890
HSBC Bank USA (E)                                                   30,000         5.380        07/27/07            30,006
HSBC Bank USA (E)                                                   20,000         5.460        09/21/07            20,019
Household Finance Corp. (E)                                         10,800         5.590        02/09/07            10,806
Household Finance Corp.                                             14,847         7.875        03/01/07            14,979
Household Finance Corp. (E)                                         57,150         5.530        07/27/07            57,222
HSBC Finance Corp. (E)                                             100,000         5.410        10/04/07           100,069
HSBC USA, Inc.                                                      10,000         7.000        11/01/06            10,000
Lehman Brothers Holding Inc. (E)                                    60,000         5.370        06/26/07            60,000
Merrill Lynch & Co., Inc. (E)                                       22,250         5.505        01/26/07            22,258
Merrill Lynch & Co., Inc. (E)                                       50,000         5.480        04/26/07            50,038
Merrill Lynch & Co., Inc. (E)                                       36,000         5.510        08/27/07            36,035
Merrill Lynch & Co., Inc. (E)                                       32,000         5.499        10/19/07            32,048
Metlife Insurance Company of Connecticut (E)                        75,000         5.536        11/10/06            75,000
Metropolitan Life Global Funding (E)                                34,500         5.460        03/16/07            34,513
Metropolitan Life Global Funding (E)                                22,628         5.440        10/05/07            22,646
Metropolitan Life Insurance Co. (E)                                100,000         5.443        10/15/07           100,000
Morgan Stanley (E)                                                  90,000         5.400        01/03/07            90,003
Morgan Stanley (E)                                                  27,835         5.512        01/12/07            27,847
Morgan Stanley (E)                                                  22,500         5.530        02/15/07            22,510
Morgan Stanley (E)                                                  52,935         5.505        07/27/07            52,994
New York Life Insurance Co. (E)                                     50,000         5.480        11/17/06            50,000
New York Life Insurance Co. (E)                                     90,000         5.476        05/16/07            90,000
Principal Life Global Funding IV (E)                               100,250         5.542        11/13/06           100,255
Principal Life Global Funding IV (E)                                 7,000         5.484        01/12/07             7,002
Protective Life Insurance Co (E)                                    50,000         5.548        02/23/07            50,000
Societe Generale (NY) (E)                                           50,000         5.458        06/04/07            50,000
Tango Finance Corp (E)                                              65,000         5.330        01/09/07            64,999
Tango Finance Corp (E)                                              30,000         5.325        01/11/07            29,998
Tango Finance Corp (E)                                              50,000         5.385        05/15/07            50,001
Tango Finance Corp (E)                                              50,000         5.350        09/10/07            49,996
Wachovia Corp (E)                                                   12,880         5.454        07/20/07            12,892
Westpac Banking Corp (E)(A)                                        100,000         5.460        05/25/07           100,054
                                                                                                              ------------

TOTAL CORPORATE BONDS AND NOTES (amortized cost $1,911,165)                                                      1,911,165
                                                                                                              ------------

MUNICIPAL BONDS - 0.6%
Illinois Health Facilities Authority Revenue - Elmhurst,
   weekly demand (E)(n)                                             27,300         5.270        01/01/28            27,300
                                                                                                              ------------

TOTAL MUNICIPAL BONDS (amortized cost $27,300)                                                                      27,300
                                                                                                              ------------

                                                            Money Market Fund  5

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY FUNDS - 0.0%
Merrill Lynch Premier Institutional Fund                           361,495                                             361
Reserve Primary Fund Class Institutional                               992                                               1
                                                                                                              ------------

TOTAL REGISTERED INVESTMENT COMPANY FUNDS (amortized cost
$362)                                                                                                                  362
                                                                                                              ------------

DOMESTIC COMMERCIAL PAPER - 39.5%
BTM Capital Corp.                                                   50,000         5.280        11/14/06            49,905
BTM Capital Corp.                                                   30,000         5.300        12/07/06            29,841
Central American Bank For Economic Integration                      40,000         5.290        11/10/06            39,947
Citigroup Funding Inc.                                              50,000         5.280        11/14/06            49,905
Co-Op Association Tractor Dealers - Series B                        12,031         5.300        11/03/06            12,027
Co-Op Association Tractor Dealers - Series B                        31,020         5.300        11/06/06            30,997
Co-Op Association Tractor Dealers - Series B                         8,000         5.300        11/07/06             7,993
Co-Op Association Tractor Dealers - Series B                         8,507         5.300        11/16/06             8,488
Co-Op Association Tractor Dealers - Series B                        13,152         5.300        11/20/06            13,115
Co-Op Association Tractor Dealers - Series B                        15,000         5.290        12/08/06            14,918
Co-Op Association Tractor Dealers - Series B                        10,182         5.300        12/14/06            10,118
Co-Op Association Tractor Dealers - Series B                         4,637         5.300        12/18/06             4,605
Co-Op Association Tractor Dealers - Series B                         8,895         5.410        12/21/06             8,828
Co-Op Association Tractor Dealers - Series B                        16,625         5.290        01/23/07            16,422
Cullinan Finance Corp.                                              50,000         5.300        11/02/06            49,993
Dealers Capital Access Trust                                        17,171         5.300        11/07/06            17,156
Dealers Capital Access Trust                                         7,144         5.300        11/15/06             7,129
Dealers Capital Access Trust                                        15,384         5.290        11/27/06            15,325
Dealers Capital Access Trust                                         9,000         5.300        11/28/06             8,964
Dealers Capital Access Trust                                        15,360         5.300        11/30/06            15,294
Dealers Capital Access Trust                                        18,280         5.300        12/08/06            18,180
Dealers Capital Access Trust                                        11,500         5.300        12/12/06            11,431
Dealers Capital Access Trust                                        11,293         5.300        12/14/06            11,222
Dealers Capital Access Trust                                        20,000         5.300        12/22/06            19,850
Dealers Capital Access Trust                                        16,500         5.300        01/05/07            16,342
Dealers Capital Access Trust                                         7,550         5.260        01/09/07             7,474
Fairway Finance                                                    122,242         5.330        11/01/06           122,242
Galleon Capital Corp.                                               50,000         5.280        11/28/06            49,802
Giro Balanced Funding Corp.                                         15,000         5.290        11/08/06            14,985
Giro Balanced Funding Corp.                                        108,000         5.290        11/20/06           107,698
Giro Balanced Funding Corp.                                         50,000         5.280        11/27/06            49,809
Giro Balanced Funding Corp.                                         25,000         5.305        12/20/06            24,819
Gotham Funding Corp.                                                40,623         5.330        11/10/06            40,569
Gotham Funding Corp.                                                12,084         5.280        11/20/06            12,050
Gotham Funding Corp.                                               150,000         5.280        11/29/06           149,384
Liquid Funding, Ltd.                                                50,000         5.280        11/13/06            49,912
Liquid Funding, Ltd.                                               100,000         5.280        11/27/06            99,619
Lockhart Funding LLC                                                80,436         5.280        11/01/06            80,436
Lockhart Funding LLC                                                 9,500         5.270        11/14/06             9,482
Lockhart Funding LLC                                                50,000         5.280        11/14/06            49,905
Lockhart Funding LLC                                                35,000         5.285        12/26/06            34,717
Long Lane Master Trust IV                                           16,302         5.280        11/20/06            16,257
Louis Dreyfus Corp. (Barc)                                          61,500         5.290        11/16/06            61,364
Louis Dreyfus Corp. (Barc)                                          20,500         5.290        11/20/06            20,443
Three Pillars Funding Corp.                                         57,544         5.280        11/30/06            57,299

 6  Money Market Fund

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
Victory Receivables Corp.                                           42,999         5.290        11/13/06            42,923
Victory Receivables Corp.                                           14,727         5.280        11/22/06            14,682
Victory Receivables Corp.                                           73,555         5.280        11/27/06            73,275
                                                                                                              ------------

TOTAL DOMESTIC COMMERCIAL PAPER (amortized cost $1,677,141)                                                      1,677,141
                                                                                                              ------------

EURODOLLAR CERTIFICATES OF DEPOSIT - 2.6%
Societe Generale (Cayman)                                          110,720         5.313        11/01/06           110,720
                                                                                                              ------------

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT (amortized cost
$110,720)                                                                                                          110,720
                                                                                                              ------------

UNITED STATES GOVERNMENT AGENCIES - 0.2%
AID to INH Portugal Guaranteed Note, weekly demand (LIBOR
   Floater) (E)(SS)                                                  7,188         5.626        12/01/17             7,255
                                                                                                              ------------

TOTAL UNITED STATES GOVERNMENT AGENCIES (amortized cost
$7,255)                                                                                                              7,255
                                                                                                              ------------

YANKEE CERTIFICATES OF DEPOSIT - 11.8%
Calyon New York                                                     50,000         5.130        03/08/07            50,000
Calyon New York                                                     66,500         5.250        04/03/07            66,500
Calyon New York                                                     50,000         5.650        07/23/07            50,000
Charter One Bank NA                                                 29,000         5.370        11/27/06            29,000
Citizens Bank N.A.                                                  64,000         5.360        12/20/06            64,000
Citizens Bank of Massachusetts                                      50,000         5.337        12/29/06            50,000
Citizens Bank of Pennsylvania                                       25,000         5.360        12/08/06            25,000
Citizens Bank of Pennsylvania                                       42,000         5.360        12/18/06            42,000
Deutsche Bank AG (NY)                                               35,000         5.015        03/12/07            35,000
Royal Bank of Canada (NY)                                           50,000         5.420        06/04/07            50,000
Royal Bank of Scotland PLC                                          40,000         4.725        11/27/06            39,997
                                                                                                              ------------

TOTAL YANKEE CERTIFICATES OF DEPOSIT (amortized cost
$501,497)                                                                                                          501,497
                                                                                                              ------------

TOTAL INVESTMENTS - 99.8% (cost $4,235,440) (+)                                                                  4,235,440

OTHER ASSETS AND LIABILITIES, NET - 0.2%                                                                             6,642
                                                                                                              ------------

NET ASSETS - 100.0%                                                                                              4,242,082
                                                                                                              ============

  See accompanying notes which are an integral part of the financial statements.

                                                            Money Market Fund  7

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Corporate Bonds & Notes                                      45.1
Municipal Bonds                                               0.6
Registered Investment Company Funds                            --*
Domestic Commercial Paper                                    39.5
Eurodollar Certificates of Deposit                            2.6
United States Government Agencies                             0.2
Yankee Certificates of Deposit                               11.8
                                                  ---------------
Total Investments                                            99.8
Other Assets and Liabilities, Net                             0.2
                                                  ---------------

                                                            100.0
                                                  ===============

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 8  Money Market Fund

RUSSELL INVESTMENT COMPANY
US GOVERNMENT MONEY MARKET FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,024.30      $     1,022.84
Expenses Paid During
Period*                       $         2.40      $         2.40

* Expenses are equal to the Fund's annualized expense ratio of 0.47% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                              US Government Money Market Fund  9

RUSSELL INVESTMENT COMPANY
US GOVERNMENT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT AGENCIES - 11.8%
Federal National Mortgage Association                                2,950        4.020         11/29/06             2,947
                                                                                                              ------------

TOTAL INVESTMENTS - 11.8% (amortized cost $2,947)                                                                    2,947
                                                                                                              ------------

REPURCHASE AGREEMENTS - 88.5%
Agreement with Barclays and The Bank of New York (Tri-party)
   of $22,081 dated October 31, 2006 at 5.260% to be
   repurchased at $22,084 on November 1, 2006,
   collateralized by: $22,887 par United States Government
   Agency Mortgage Obligation, valued at $22,523                                                                    22,081
                                                                                                              ------------

TOTAL REPURCHASE AGREEMENTS (identified cost $22,081)                                                               22,081
                                                                                                              ------------

TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS - 100.3%
(cost $25,028) (+)                                                                                                  25,028

OTHER ASSETS AND LIABILITIES, NET - (0.3%)                                                                             (79)
                                                                                                              ------------

NET ASSETS - 100.0%                                                                                                 24,949
                                                                                                              ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
United States Government Agencies                            11.8
Repurchase Agreements                                        88.5
                                                  ---------------
Total Investments and Repurchase Agreements                 100.3
Other Assets and Liabilities, Net                            (0.3)
                                                  ---------------

                                                            100.0
                                                  ===============

See accompanying notes which are an integral part of the financial statements.

 10  US Government Money Market Fund

RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,016.20      $     1,023.14
Expenses Paid During
Period*                       $         2.08      $         2.09

* Expenses are equal to the Fund's annualized expense ratio of 0.41% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  Tax Free Money Market Fund  11

RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS - 100.9%
Alabama - 1.2%
Lee County Industrial Development Authority, weekly demand
   (E)                                                                 410        3.570         12/01/19               410
Montgomery BMC Special Care Facilities Financing Authority
   Revenue Bonds, weekly demand (E)(u)                                 300        3.600         12/01/30               300
                                                                                                              ------------
                                                                                                                       710
                                                                                                              ------------
Arkansas - 0.8%
ABN AMRO Munitops Certificate Trust Revenue Bonds, weekly
   demand (E)(u)                                                       500        3.610         03/01/14               500
                                                                                                              ------------
Colorado - 4.1%
Colorado Educational & Cultural Facilities Authority Revenue
   Bonds, weekly demand (E)(u)                                         700        3.650         09/01/36               700
Colorado Health Facilities Authority Revenue Bonds, weekly
   demand (E)(u)                                                       500        3.730         10/01/30               500
Colorado Housing & Finance Authority Revenue Bonds, weekly
   demand (E)                                                          500        3.600         02/15/28               500
County of Boulder Colorado Revenue Bonds, annual demand
   (E)(u)                                                              635        3.450         12/01/08               635
Denver City & County Colorado Revenue Bonds, weekly demand
   (E)(u)                                                              100        3.660         12/01/29               100
                                                                                                              ------------
                                                                                                                     2,435
                                                                                                              ------------
Delaware - 1.6%
Delaware State Economic Development Authority Revenue Bonds,
   weekly demand (E)(u)                                                450        3.800         12/01/15               450
New Castle County Delaware Revenue Bonds, weekly demand
   (E)(u)                                                              495        3.610         08/01/31               495
                                                                                                              ------------
                                                                                                                       945
                                                                                                              ------------
Florida - 1.3%
City of Gainesville Florida Revenue Bonds, weekly demand (E)           505        3.650         10/01/26               505
Florida Housing Finance Corp. Revenue Bonds, weekly demand
   (E)                                                                 200        3.600         07/01/35               200
Lee County Hospital Board Revenue Bonds, weekly demand (E)             100        3.660         04/01/27               100
                                                                                                              ------------
                                                                                                                       805
                                                                                                              ------------
Georgia - 1.3%
Gainesville & Hall County Development Authority Revenue
   Bonds, weekly demand (E)(u)                                         500        3.650         11/15/33               500
Gwinnett County Development Authority Revenue Bonds, weekly
   demand (E)(u)                                                        65        3.570         03/01/17                65
Smyrna Housing Authority Revenue Bonds, weekly demand (E)              200        3.560         06/01/25               200
                                                                                                              ------------
                                                                                                                       765
                                                                                                              ------------
Hawaii - 3.4%
State of Hawaii General Obligation Unlimited, weekly demand
   (E)(u)                                                            2,000        3.600         07/01/17             2,000
                                                                                                              ------------
Illinois - 9.7%
Illinois Educational Facilities Authority Revenue Bonds,
   weekly demand (E)(u)                                                100        3.670         11/01/25               100
Illinois Educational Facilities Authority Revenue Bonds,
   weekly demand (E)(u)                                                800        3.660         06/01/29               800
Illinois Finance Authority Revenue Bonds, weekly demand
   (E)(u)                                                              845        3.580         02/01/19               845
Illinois Finance Authority Revenue Bonds, weekly demand
   (E)(u)                                                              750        3.700         04/01/21               750
Illinois Finance Authority Revenue Bonds, weekly demand
   (E)(u)                                                              500        3.750         08/01/26               500
Illinois Finance Authority Revenue Bonds, weekly demand
   (E)(u)                                                              125        3.580         07/01/33               125

 12  Tax Free Money Market Fund

RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
Illinois Finance Authority Revenue Bonds, weekly demand
   (E)(u)                                                              600        3.580         02/01/35               600
Oakbrook Terrace Illinois Revenue Bonds, weekly demand
   (E)(u)                                                            2,100        3.650         12/01/25             2,100
                                                                                                              ------------
                                                                                                                     5,820
                                                                                                              ------------
Iowa - 0.3%
Iowa Higher Education Loan Authority Revenue Bonds, weekly
   demand (E)(u)                                                       100        3.690         03/01/30               100
Iowa Higher Education Loan Authority Revenue Bonds, weekly
   demand (E)(u)                                                       100        3.690         10/01/33               100
                                                                                                              ------------
                                                                                                                       200
                                                                                                              ------------
Kansas - 3.5%
Kansas Development Finance Authority Revenue Bonds, weekly
   demand (E)                                                          500        3.640         12/01/18               500
Lenexa Kansas Revenue Bonds, weekly demand (E)                       1,080        3.580         02/01/23             1,080
Wyandotte County Kansas City Unified Government General
   Obligation Unlimited Notes, weekly demand (E)                       480        3.730         04/01/07               480
                                                                                                              ------------
                                                                                                                     2,060
                                                                                                              ------------
Kentucky - 1.6%
County of Jefferson Kentucky Revenue Bonds, weekly demand
   (E)(u)                                                              960        3.580         10/01/19               960
                                                                                                              ------------
Maryland - 1.1%
County of Montgomery Maryland, monthly demand (E)                      641        3.750         04/01/14               641
                                                                                                              ------------
Massachusetts - 5.1%
Mashpee Water District Notes                                           350        4.500         08/16/07               352
Massachusetts Development Finance Agency Revenue Bonds,
   weekly demand (E)                                                 2,600        3.600         07/01/35             2,600
Massachusetts Housing Finance Agency Revenue Bonds, weekly
   demand (E)                                                          100        3.590         06/01/34               100
                                                                                                              ------------
                                                                                                                     3,052
                                                                                                              ------------
Michigan - 6.7%
Lansing Economic Development Corp. Revenue Bonds, semiannual
   demand (E)(u)                                                     1,365        4.100         05/01/15             1,365
Municipal Securities Trust Certificates Revenue Bonds,
   weekly demand (E)(u)                                              1,500        3.620         12/15/21             1,500
Northville Township Economic Development Corp. Revenue
   Bonds, weekly demand (E)(u)                                         500        3.600         05/01/14               500
Oakland County Economic Development Corp. Revenue Bonds,
   semiannual demand (E)(u)                                            640        4.020         08/01/15               640
                                                                                                              ------------
                                                                                                                     4,005
                                                                                                              ------------
Minnesota - 5.8%
Arden Hills Minnesota Revenue Bonds, weekly demand (E)(u)              400        3.690         09/01/29               400
City of Minneapolis Minnesota Revenue Bonds, weekly demand
   (E)(u)                                                              500        3.740         05/01/26               500
Mankato Minnesota Revenue Bonds, weekly demand (E)(u)                  500        3.690         11/01/15               500
Roseville Minnesota Private School Facility Revenue Bonds,
   weekly demand (E)(u)                                                320        3.690         11/01/22               320
St. Paul Housing & Redevelopment Authority Revenue Bonds,
   weekly demand (E)(u)                                                600        3.690         05/01/22               600
St. Paul Housing & Redevelopment Authority Revenue Bonds,
   weekly demand (E)(u)                                              1,155        3.740         08/01/25             1,155
                                                                                                              ------------
                                                                                                                     3,475
                                                                                                              ------------

                                                  Tax Free Money Market Fund  13

RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
Missouri - 4.6%
Missouri State Health & Educational Facilities Authority
   Revenue Bonds, weekly demand (E)(u)                                 900        3.690         08/15/24               900
Missouri State Health & Educational Facilities Authority
   Revenue Bonds, weekly demand (E)(u)                                 100        3.690         08/15/28               100
Missouri State Health & Educational Facilities Authority
   Revenue Bonds, weekly demand (E)(u)                                 100        3.690         08/01/31               100
Missouri State Health & Educational Facilities Authority
   Revenue Bonds, weekly demand (E)(u)                                 250        3.690         10/01/32               250
University of Missouri Revenue Bonds, weekly demand (E)              1,400        3.660         11/01/35             1,400
                                                                                                              ------------
                                                                                                                     2,750
                                                                                                              ------------
Montana - 0.2%
Helena Montana Higher Education Revenue Bonds, weekly demand
   (E)(u)                                                              100        3.690         10/01/32               100
                                                                                                              ------------
New Jersey - 2.8%
Borough of Riverdale New Jersey General Obligation Unlimited
   Notes                                                               429        4.500         11/03/06               429
Garwood Board of Education Notes                                       550        4.500         03/14/07               552
New Jersey Economic Development Authority Revenue Bonds,
   weekly demand (E)(u)                                                720        3.700         08/01/14               720
                                                                                                              ------------
                                                                                                                     1,701
                                                                                                              ------------
New York - 2.4%
Liberty Development Corp. Revenue Bonds, weekly demand (E)           1,300        3.590         10/01/29             1,300
Nassau County Industrial Development Agency Revenue Bonds,
   weekly demand (E)(u)                                                150        3.580         12/01/36               150
                                                                                                              ------------
                                                                                                                     1,450
                                                                                                              ------------
North Carolina - 3.8%
North Carolina Capital Facilities Finance Agency Revenue
   Bonds, weekly demand (E)(u)                                       2,250        3.590         11/01/25             2,250
                                                                                                              ------------
North Dakota - 0.2%
Ward County North Dakota Revenue Bonds, weekly demand (E)(u)           100        3.690         07/01/29               100
                                                                                                              ------------
Ohio - 16.0%
American Municipal Power-Ohio, Inc.                                    835        3.350         11/16/06               835
American Municipal Power-Ohio, Inc.                                    315        4.000         07/12/07               315
American Municipal Power-Ohio, Inc.                                    950        3.750         10/04/07               950
American Municipal Power-Ohio, Inc. General Obligation
   Limited Notes                                                       475        3.450         12/07/06               475
American Municipal Power-Ohio, Inc. Notes                              550        3.900         05/15/07               550
American Municipal Power-Ohio, Inc. Revenue Notes                      385        3.600         03/30/07               385
City of Fairborn Ohio General Obligation Limited Notes                 835        4.250         11/01/07               840
County of Clermont Ohio Revenue Bonds, semiannual demand
   (E)(u)                                                            1,255        4.000         05/01/12             1,255
Defiance City School District General Obligation Unlimited
   Notes                                                             1,000        4.500         01/25/07             1,002
Kirtland Ohio General Obligation Unlimited Notes                       510        4.150         07/25/07               511
New Albany Community Authority Revenue Bonds, weekly demand
   (E)(u)                                                              100        3.620         02/01/25               100
Stark County Ohio Revenue Bonds, weekly demand (E)(u)                1,495        3.800         09/15/16             1,495
Warrensville Heights Ohio Notes                                        820        3.950         09/20/07               822
                                                                                                              ------------
                                                                                                                     9,535
                                                                                                              ------------

 14  Tax Free Money Market Fund

RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
Oklahoma - 1.3%
State of Oklahoma Revenue Bonds, weekly demand (E)(u)                  800        3.620         07/01/35               800
                                                                                                              ------------
Pennsylvania - 7.4%
City of Philadelphia Pennsylvania Revenue Bonds, weekly
   demand (E)(u)                                                       100        3.550         06/15/23               100
Langhorne Manor Boro Higher Education Authority Revenue
   Bonds, weekly demand (E)(u)                                         100        3.650         10/01/32               100
Lawrence County Industrial Development Authority Revenue
   Bonds, weekly demand (E)(u)                                       2,130        3.590         07/01/33             2,130
Sayre Health Care Facilities Authority Revenue Bonds, weekly
   demand (E)(u)                                                     1,800        3.600         12/01/15             1,800
Sayre Health Care Facilities Authority Revenue Bonds, weekly
   demand (E)(u)                                                       300        3.600         12/01/20               300
                                                                                                              ------------
                                                                                                                     4,430
                                                                                                              ------------
Rhode Island - 1.8%
Rhode Island Economic Development Corp. Revenue Bonds,
   weekly demand (E)(u)                                              1,065        3.600         07/01/23             1,065
                                                                                                              ------------
South Carolina - 0.3%
Greenville County School District Revenue Bonds, weekly
   demand (E)                                                          200        3.600         12/01/28               200
                                                                                                              ------------
Tennessee - 6.4%
Knox County Industrial Development Board Revenue Bonds,
   weekly demand (E)(u)                                              1,500        3.800         12/01/14             1,500
Tennessee Energy Acquisition Corp. Revenue Bonds, weekly
   demand (E)                                                        1,200        3.610         09/01/26             1,200
Wilson County Industrial Development Board, weekly demand
   (E)                                                               1,100        3.570         07/01/26             1,100
                                                                                                              ------------
                                                                                                                     3,800
                                                                                                              ------------
Vermont - 0.7%
Vermont Educational & Health Buildings Financing Agency
   Revenue Bonds, weekly demand (E)(u)                                 390        3.600         06/01/27               390
                                                                                                              ------------
Virginia - 0.8%
Virginia Public Building Authority Revenue Bonds, weekly
   demand (E)(u)                                                       500        3.600         08/01/19               500
                                                                                                              ------------
Washington - 2.0%
Washington State Housing Finance Commission Revenue Bonds,
   weekly demand (E)(u)                                              1,100        3.620         08/01/24             1,100
Washington State Housing Finance Commission Revenue Bonds,
   weekly demand (E)(u)                                                100        3.670         06/01/32               100
                                                                                                              ------------
                                                                                                                     1,200
                                                                                                              ------------
West Virginia - 1.7%
Marshall County West Virginia Revenue Bonds, weekly demand
   (E)                                                               1,000        3.700         03/01/26             1,000
                                                                                                              ------------

                                                  Tax Free Money Market Fund  15

RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
Wisconsin - 1.0%
Milwaukee Redevelopment Authority Revenue Bonds, weekly
   demand (E)(u)                                                       500        3.740         07/01/21               500
Wisconsin Health & Educational Facilities Authority Revenue
   Bonds, weekly demand (E)(u)                                         100        3.570         11/01/25                99
                                                                                                              ------------
                                                                                                                       599
                                                                                                              ------------

TOTAL SHORT-TERM TAX EXEMPT OBLIGATIONS - 100.9%
(amortized cost $60,243)                                                                                            60,243
                                                                                                              ------------

TOTAL INVESTMENTS - 100.9% (amortized cost $60,243) (+)                                                             60,243

OTHER ASSETS AND LIABILITIES, NET - (0.9%)                                                                            (548)
                                                                                                              ------------

NET ASSETS - 100%                                                                                                   59,695
                                                                                                              ============

See accompanying notes which are an integral part of the financial statements.

 16  Tax Free Money Market Fund

RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

----------------------------------------------------------------------------
QUALITY RATINGS AS A % OF VALUE (Unaudited)
P-1/A-1; MIG1/SP-1/F-1 or equivalent                               100%
                                                                    ===

ECONOMIC SECTOR EMPHASIS AS A % OF VALUE (Unaudited)
Industrial Revenue Bond                                              18%
Non-Profit                                                           16
Education (colleges and universities)                                16
Bond Anticipation Note                                               12
Nursing Home                                                         10
Multi-Family Housing Bond                                             5
Hospital                                                              5
Water and Sewer                                                       4
Annual Appropriation                                                  3
General Obligation                                                    3
Asset Backed                                                          2
Airport Revenue                                                       2
Cashflow Note                                                         1
Local General Obligation                                              1
Miscellaneous Revenue                                                 1
School District                                                       1
                                                                    ---
                                                                   100%
                                                                    ===

  See accompanying notes which are an integral part of the financial statements.

                                                  Tax Free Money Market Fund  17

RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                   % OF
                                                    NET
CATEGORIES                                        ASSETS
-------------------------------------------------------------
Alabama                                                   1.2
Arkansas                                                  0.8
Colorado                                                  4.1
Delaware                                                  1.6
Florida                                                   1.3
Georgia                                                   1.3
Hawaii                                                    3.4
Illinois                                                  9.7
Iowa                                                      0.3
Kansas                                                    3.5
Kentucky                                                  1.6
Maryland                                                  1.1
Massachusetts                                             5.1
Michigan                                                  6.7
Minnesota                                                 5.8
Missouri                                                  4.6
Montana                                                   0.2
New Jersey                                                2.8
New York                                                  2.4
North Carolina                                            3.8
North Dakota                                              0.2
Ohio                                                     16.0
Oklahoma                                                  1.3
Pennsylvania                                              7.4
Rhode Island                                              1.8
South Carolina                                            0.3
Tennessee                                                 6.4
Vermont                                                   0.7
Virginia                                                  0.8
Washington                                                2.0
West Virginia                                             1.7
Wisconsin                                                 1.0
                                              ---------------
Total Investments                                       100.9
Other Assets and Liabilities, Net                        (0.9)
                                              ---------------

                                                        100.0
                                              ===============

See accompanying notes which are an integral part of the financial statements.

 18  Tax Free Money Market Fund

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

NOTES TO SCHEDULES OF INVESTMENTS -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

FOOTNOTES:

(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(u)   Bond is insured by a guarantor.
(B)   Illiquid security.
(ae) Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(+) The identified cost for Federal income tax purpose is the same as shown above.
(n)   Taxable security.
# All securities with a maturity date greater than thirteen months have a demand feature or an optional or mandatory put, or are pre-refunded, resulting in an effective maturity of thirteen months or less. Additionally, all daily and weekly demand securities are backed by direct payment of letters of credit.
(A)   Illiquid and restricted security.

ABBREVIATIONS:

LIBOR - London Interbank Offered Rate

A-1 - A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's for commercial paper obligations. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus (+) sign. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

F-1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; (may have an added "+" to denote any exceptionally strong credit feature.)

MIG1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the markets for refinancing.

P-1 - The highest tax-exempt rating given by Moody's Investor Services to commercial paper with a "superior capacity for repayment."

SP-1 - The highest short-term municipal note credit rating given by Standard & Poor's Corporation to notes with a "very strong or strong capacity to pay principal and interest."

                                           Notes to Schedules of Investments  19

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2006

                                                                  MONEY MARKET           US GOVERNMENT             TAX FREE
AMOUNTS IN THOUSANDS                                                  FUND             MONEY MARKET FUND      MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at amortized cost which approximates value         $         4,235,440    $             2,947    $             60,243
Repurchase agreements at identified cost which approximates
   value                                                                        --                 22,081                      --
Cash                                                                            12                     --                      68
Interest receivable                                                         25,906                     53                     440
Prepaid expenses                                                                 2                      1                      --
                                                               -------------------    -------------------    --------------------
Total assets                                                             4,261,360                 25,082                  60,751
                                                               -------------------    -------------------    --------------------

LIABILITIES
Payables:
      Investments purchased                                                     --                     --                     840
      Accrued fees to affiliates                                               439                     11                      17
      Other accrued expenses                                                   196                     15                      18
      Dividends                                                             18,643                    107                     181
                                                               -------------------    -------------------    --------------------
Total liabilities                                                           19,278                    133                   1,056
                                                               -------------------    -------------------    --------------------

NET ASSETS                                                     $         4,242,082    $            24,949    $             59,695
                                                               ===================    ===================    ====================
Net Assets Consist of:
Undistributed (overdistributed) net investment income          $                25    $                13    $                 --
Accumulated net realized gain (loss)                                          (184)                    --                      --
Shares of beneficial interest                                               42,422                    249                     597
Additional paid-in capital                                               4,199,819                 24,687                  59,098
                                                               -------------------    -------------------    --------------------
NET ASSETS                                                     $         4,242,082    $            24,949    $             59,695
                                                               ===================    ===================    ====================

NET ASSET VALUE, per share:
   Net asset value per share: Class A*                         $              1.00    $                --    $                 --
      Class A - Net assets                                     $        76,030,707    $                --    $                 --
      Class A - Shares outstanding ($.01 par value)                     76,032,411                     --                      --
   Net asset value per share: Class S*                         $              1.00    $              1.00    $               1.00
      Class S - Net assets                                     $     4,166,051,585    $        24,948,833    $         59,695,087
      Class S - Shares outstanding ($.01 par value)                  4,166,200,992             24,946,243              59,689,221
---------------------------------------------------------------------------------------------------------------------------------

* Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

 20  Statement of Assets and Liabilities

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

                                                                  MONEY MARKET           US GOVERNMENT             TAX FREE
AMOUNTS IN THOUSANDS                                                  FUND             MONEY MARKET FUND      MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Interest                                                 $           181,642    $             1,379    $              2,042
                                                               -------------------    -------------------    --------------------

Expenses
      Advisory fees                                                          7,373                     58                     121
      Administrative fees                                                    1,843                     15                      30
      Custodian fees                                                           687                     13                      17
      Distribution fees - Class A                                               36                     --                      --
      Transfer agent fees                                                      377                     46                      61
      Professional fees                                                         88                     19                      19
      Registration fees                                                        310                      9                      37
      Trustees' fees                                                            89                      1                       2
      Printing fees                                                            140                     --                       2
      Miscellaneous                                                             65                      2                       3
                                                               -------------------    -------------------    --------------------
      Expenses before reductions                                            11,008                    163                     292
      Expense reductions                                                    (5,537)                    --                      (5)
                                                               -------------------    -------------------    --------------------
Net expenses                                                                 5,471                    163                     287
                                                               -------------------    -------------------    --------------------
Net investment income (loss)                                               176,171                  1,216                   1,755
                                                               -------------------    -------------------    --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                        (12)                    74(a)                  132(a)
                                                               -------------------    -------------------    --------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS          $           176,159    $             1,290    $              1,887
                                                               ===================    ===================    ====================

(a) In April 2006, the Adviser made a capital contribution to offset capital loss carryforwards.

  See accompanying notes which are an integral part of the financial statements.

                                                     Statement of Operations  21

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

                                                 MONEY MARKET
                                                     FUND
                                  -------------------------------------------
AMOUNTS IN THOUSANDS                     2006                    2005
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS

OPERATIONS
      Net investment income
       (loss)                     $           176,171    $             83,888
      Net realized gain (loss)                    (12)                     (3)
                                  -------------------    --------------------
Net increase (decrease) in net
  assets from operations                      176,159                  83,885
                                  -------------------    --------------------

DISTRIBUTIONS
      From net investment
       income
         Class A                               (1,756)                   (292)
         Class S                             (174,415)                (83,253)
                                  -------------------    --------------------
Net decrease in net assets
  from distributions                         (176,171)                (83,545)
                                  -------------------    --------------------

SHARE TRANSACTIONS
      Net increase (decrease)
       in net assets from
       share transactions                   1,082,092                 196,981
                                  -------------------    --------------------

TOTAL NET INCREASE (DECREASE)
IN NET ASSETS                               1,082,080                 197,321

NET ASSETS

      Beginning of period                   3,160,002               2,962,681
                                  -------------------    --------------------

      End of period               $         4,242,082    $          3,160,002
                                  ===================    ====================

Undistributed
   (overdistributed) net
   investment income included
   in net assets                  $                25    $                 25

See accompanying notes which are an integral part of the financial statements.

 22  Statements of Changes in Net Assets

                         US GOVERNMENT                                        TAX FREE
                       MONEY MARKET FUND                                 MONEY MARKET FUND
     -----------------------------------------------------   ------------------------------------------
                  2006                        2005                  2006                   2005
-------------------------------------------------------------------------------------------------------

     $                        1,216    $               955   $             1,755    $             1,903
                                 74                    (23)                  132                     --
     ------------------------------    -------------------   -------------------    -------------------
                              1,290                    932                 1,887                  1,903
     ------------------------------    -------------------   -------------------    -------------------

                                 --                     --                    --                     --
                             (1,216)                  (955)               (1,755)                (1,889)
     ------------------------------    -------------------   -------------------    -------------------
                             (1,216)                  (955)               (1,755)                (1,889)
     ------------------------------    -------------------   -------------------    -------------------

                             (9,432)               (20,293)               (5,657)               (75,566)
     ------------------------------    -------------------   -------------------    -------------------

                             (9,358)               (20,316)               (5,525)               (75,552)

                             34,307                 54,623                65,220                140,772
     ------------------------------    -------------------   -------------------    -------------------

     $                       24,949    $            34,307   $            59,695    $            65,220
     ==============================    ===================   ===================    ===================

     $                           13    $                13   $                --    $                --

  See accompanying notes which are an integral part of the financial statements.
                                         Statements of Changes in Net Assets  23

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUND

FINANCIAL HIGHLIGHTS -- FOR THE PERIODS ENDED

For a Share Outstanding Throughout Each Period.

                                        $                  $                 $              $                $
                                 NET ASSET VALUE,         NET           NET REALIZED    TOTAL FROM     DISTRIBUTIONS
                                   BEGINNING OF        INVESTMENT      AND UNREALIZED   INVESTMENT       FROM NET
                                      PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)     OPERATIONS   INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Class A
October 31, 2006                     1.0000               .0464                --         .0464             (.0464)
October 31, 2005                     1.0000               .0271                --         .0271             (.0271)
October 31, 2004                     1.0000               .0108                --         .0108             (.0108)
October 31, 2003 (1)                 1.0000               .0051                --         .0051             (.0051)
----------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2006                     1.0000               .0474                --         .0474             (.0474)
October 31, 2005                     1.0000               .0280                --         .0280             (.0280)
October 31, 2004                     1.0000               .0117                --         .0117             (.0117)
October 31, 2003                     1.0000               .0121                --         .0121             (.0121)
October 31, 2002                     1.0000               .0185                --         .0185             (.0185)
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT MONEY MARKET FUND
Class S
October 31, 2006                     1.0000               .0400             .0025         .0425             (.0425)
October 31, 2005                     1.0000               .0234            (.0005)        .0229             (.0229)
October 31, 2004                     1.0000               .0081                --         .0081             (.0081)
October 31, 2003                     1.0000               .0085                --         .0085             (.0085)
October 31, 2002                     1.0000               .0173                --         .0173             (.0173)
----------------------------------------------------------------------------------------------------------------------
TAX FREE MONEY MARKET FUND
Class S
October 31, 2006                     1.0000               .0270             .0022         .0292             (.0292)
October 31, 2005                     1.0000               .0179                --         .0179             (.0179)
October 31, 2004                     1.0000               .0085                --         .0085             (.0085)
October 31, 2003                     1.0000               .0094                --         .0094             (.0094)
October 31, 2002                     1.0000               .0152                --         .0152             (.0152)
----------------------------------------------------------------------------------------------------------------------

(1) For the period April 21, 2003 (commencement of operations) to October 31, 2003.
(a)   Average month-end shares were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for periods less than one year are annualized.
(d) May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.
(e) In fiscal 2006, the Fund's total return included a capital contribution by the Adviser.

See accompanying notes which are an integral part of the financial statements.

 24  Financial Highlights

                                                                             %                   %                   %
                                                           $         RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
            $                $              (%)       NET ASSETS,       TO AVERAGE          TO AVERAGE       INVESTMENT INCOME
          TOTAL       NET ASSET VALUE,     TOTAL     END OF PERIOD      NET ASSETS,         NET ASSETS,         TO AVERAGE
      DISTRIBUTIONS    END OF PERIOD     RETURN(B)       (000)           NET(C)(D)           GROSS(C)        NET ASSETS(C)(D)
------------------------------------------------------------------------------------------------------------------------------
          (.0464)          1.0000          4.74           76,031            .25                  .40               4.82
          (.0271)          1.0000          2.74           14,410            .25                  .40               2.91
          (.0108)          1.0000          1.08            3,989            .25                  .40               1.18
          (.0051)          1.0000           .59              682            .26                 5.24                .96
------------------------------------------------------------------------------------------------------------------------------
          (.0474)          1.0000          4.84        4,166,051            .15                  .30               4.78
          (.0280)          1.0000          2.82        3,145,592            .15                  .30               2.83
          (.0117)          1.0000          1.17        2,958,692            .15                  .30               1.16
          (.0121)          1.0000          1.28        2,363,623            .16                  .31               1.21
          (.0185)          1.0000          1.87        1,904,819            .14                  .29               1.84
------------------------------------------------------------------------------------------------------------------------------
          (.0425)          1.0000          4.34(e)        24,949            .56                  .56               4.18
          (.0229)          1.0000          2.31           34,307            .55                  .56               2.22
          (.0081)          1.0000           .82           54,623            .47                  .47                .81
          (.0085)          1.0000           .86           62,219            .41                  .48                .87
          (.0173)          1.0000          1.74           93,182            .25                  .45               1.73
------------------------------------------------------------------------------------------------------------------------------
          (.0292)          1.0000          2.96(e)        59,695            .47                  .48               2.90
          (.0179)          1.0000          1.80           65,220            .41                  .42               1.74
          (.0085)          1.0000           .85          140,772            .36                  .37                .84
          (.0094)          1.0000           .94          137,678            .32                  .36                .95
          (.0152)          1.0000          1.53          174,623            .25                  .35               1.52
------------------------------------------------------------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  25

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006

--------------------------------------------------------------------------------
1. ORGANIZATION

   Russell Investment Company (the "Investment Company" or "RIC") is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on three of these Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002. The Investment Company's master trust agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

   On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company and Frank Russell Investment Management Company changed its name to Russell Investment Management Company ("RIMCo" or "Adviser").

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

   Security Valuation

   The Funds' portfolio investments are valued using the amortized cost method (other than repurchase agreements which are valued at specific identified cost). Under this method, a portfolio instrument is initially valued at cost and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

   Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

   Investment Transactions

   Securities transactions are recorded on a trade date basis, which in most instances is the same as the settlement date. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

   Investment Income

   Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

   Federal Income Taxes

   Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income provision was required for the Funds.

   In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

   Dividends and Distributions to Shareholders

   The Money Market, US Government Money Market and Tax Free Money Market Funds declare and record dividends daily and pay them monthly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid

 26  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in certain securities sold at a loss and capital loss carryforwards. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   Expenses

   The Funds will pay their own expenses other than those expressly assumed by RIMCo. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

   Class Allocation

   The Money Market Fund offers the following classes of shares: Class A and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   Repurchase Agreements

   The Funds may enter into repurchase agreements. The US Government Money Market Fund currently invests primarily in repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally issued by the US government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by a custodian bank until repurchased. In addition, RIMCo will monitor the Fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. Subject to the overall limitations described in "Restricted Securities", a Fund will not invest more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

   The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

   Guarantees

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

                                               Notes to Financial Statements  27

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

3. RELATED PARTIES

   Adviser and Administrator

   RIMCo advises and administers all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation to RIMCo.

   The Investment Company Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Investment Company's Money Market Fund, US Government Money Market Fund, and Tax Free Money Market Fund. As of October 31, 2006, $2,138,997,108, $3,530,000, and $5,514,848, respectively, represents investment by other Investment Company Funds not presented herein and investment by the Russell Investment Funds. The Russell Investment Funds employ the same investment adviser as RIC. In addition, a portion of the collateral received from the Investment Company's securities lending program in the amount of $1,000,000,000 is invested in the Money Market Fund.

   The advisory and administrative fees are based upon the average daily net assets of the Funds and the rates specified in the table below, are payable monthly and total $7,552,352 and $1,888,088 respectively, for the period ended October 31, 2006.

                                                    ANNUAL RATE
                                          -------------------------------
                                             ADVISER       ADMINISTRATOR
   ----------------------------------------------------------------------
   Money Market                                0.20%            0.05%
   US Government Money Market                  0.20             0.05
   Tax Free Money Market                       0.20             0.05

   The Adviser has contractually agreed to waive 0.15% of its 0.25% combined advisory and administrative fees, at least until February 28, 2007, for the Money Market Fund. The amount of such waiver for the period ended October 31, 2006 was $5,529,795. The adviser does not have the ability to recover amounts waived for the period ended October 31, 2006 or previous periods.

   In April 2006, the Adviser made a capital contribution of $73,653 and $132,365 to U.S. Government Money Market Fund and Tax Free Money Market Fund, respectively, to offset capital loss carryforwards and ensure the maintenance of a $1.00 per share NAV on a going forward basis.

   Custodian

   The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. During the period ended October 31, 2006, the Funds' custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statement of
   Operations:

   Money Market                           $          6,965
   US Government Money Market                           15
   Tax Free Money Market                             5,284

   Transfer Agent

   RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Funds. RIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds presented herein for the period ended October 31, 2006 were $483,690.

   Distributor

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to Russell Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of RIMCo, or any Selling Agents, as defined in the Plan, for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.15% of the average daily net assets of a Fund's Class A shares on an annual basis.

 28  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Accrued Fees to Affiliates

   Accrued fees payable to affiliates for the period ended October 31, 2006 were as follows:

                                                                   US GOVERNMENT           TAX FREE
                                             MONEY MARKET          MONEY MARKET          MONEY MARKET
   ------------------------------------------------------------------------------------------------------
   Advisory fees                          $           178,705   $             4,200   $            10,736
   Administration fees                                178,921                 1,050                 2,684
   Distribution fees                                    5,858                    --                    --
   Transfer agent fees                                 65,786                 6,102                 3,319
   Trustee fees                                         9,733                    95                   186
                                          -------------------   -------------------   -------------------
                                          $           439,003   $            11,447   $            16,925
                                          ===================   ===================   ===================

   Board of Trustees

   The Russell Fund Complex consists of Russell Investment Company, which has 34 Funds, and Russell Investment Funds ("RIF"), which has five Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 ($5,000 prior to January 1, 2006) for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees' out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair and Investment Committee chair were each paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

4. FEDERAL INCOME TAXES

   The Funds may have net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At October 31, 2006, available capital loss carryforwards and expiration dates are as follows:

   FUNDS                                    10/31/07       10/31/08       10/31/09
   ---------------------------------------------------------------------------------
   Money Market                           $         --   $     90,626   $     35,378

   FUNDS                                    10/31/10       10/31/11       10/31/12       10/31/13       10/31/14        TOTALS
   ------------------------------------------------------------------------------------------------------------------------------
   Money Market                           $         --   $     43,223   $         --   $      3,147   $     11,753   $    184,127

                                               Notes to Financial Statements  29

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

5. FUND SHARE TRANSACTIONS (amounts in thousands)

   Share transactions for the periods ended October 31, 2006 and October 31, 2005 were as follows:

                                                                 CLASS A                                 CLASS S
                                                       ON A CONSTANT DOLLAR BASIS              ON A CONSTANT DOLLAR BASIS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
                                                  -----------------   -----------------   -----------------   -----------------
      Money Market
      Proceeds from shares sold                   $         109,252   $          26,116   $      21,923,421   $      20,243,631
      Proceeds from reinvestment of
         distributions                                        1,430                 230              27,585               9,854
      Payments for shares redeemed                          (49,059)            (15,925)        (20,930,537)        (20,066,925)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)               $          61,623   $          10,421   $       1,020,469   $         186,560
                                                  =================   =================   =================   =================
      US Government Money Market
      Proceeds from shares sold                   $              --   $              --   $          80,635   $          89,516
      Proceeds from reinvestment of
         distributions                                           --                  --               1,046                 761
      Payments for shares redeemed                               --                  --             (91,113)           (110,570)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)               $              --   $              --   $          (9,432)  $         (20,293)
                                                  =================   =================   =================   =================
      Tax Free Money Market
      Proceeds from shares sold                   $              --   $              --   $         338,333   $         336,138
      Proceeds from reinvestment of
         distributions                                           --                  --               1,077               1,190
      Payments for shares redeemed                               --                  --            (345,067)           (412,894)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)               $              --   $              --   $          (5,657)  $         (75,566)
                                                  =================   =================   =================   =================

6. LINE OF CREDIT

   The Investment Company has a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Investment Company is charged an annual commitment fee of .125% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Investment Company's Funds. Interest is calculated at the Federal Fund Rate plus .50% annually. The Funds may borrow up to a maximum of 33.33% of the value of their net assets under the agreement. The agreement will expire December 20, 2006 and will not be renewed at that time. The Funds did not have any drawdowns for the period ended October 31, 2006.

7. INTERFUND LENDING PROGRAM

   The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the Funds may borrow money from the RIC Money Market Fund for Temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity of additional borrowing costs. Interest Income on the Statement of Operations for the RIC Money Market Fund includes $12,164 received from the Interfund Lending Program for the period ended October 31, 2006.

 30  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

8. RECORD OWNERSHIP

   As of October 31, 2006, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective
   Fund:

                   FUNDS                   # OF SHAREHOLDERS             %
   --------------------------------------------------------------------------------
   Money Market                                    1                   27.3
   US Government Money Market                      2                   43.0
   Tax Free Money Market                           2                   48.7

9. RESTRICTED SECURITIES

   Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

   A Fund may invest a portion of its net assets not to exceed 10% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

   The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund's Schedule of Investments.

                                                               PRINCIPAL                            COST         MARKET VALUE
   FUND - % OF NET ASSETS                    ACQUISITION       AMOUNT ($)     COST PER UNIT        (000)            (000)
   SECURITIES                                    DATE          OR SHARES            $                $                $
   ---------------------------------------------------------------------------------------------------------------------------
   Money Market Fund - 6.0%
   BNP Paribas                                    04/21/06       60,000,000           100.00           60,000           60,000
   Cullinan Finance Corp.                         10/13/06       80,000,000           100.00           79,999           79,999
   Goldman Sachs Group, LP                        12/15/05       15,000,000           100.00           15,000           15,000
   Westpac Banking Corp.                          10/30/06      100,000,000           100.05          100,054          100,054
                                                                                                                --------------
                                                                                                                       255,053
                                                                                                                ==============

   Illiquid securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

                                               Notes to Financial Statements  31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Russell Investment Company (formerly Frank Russell Investment Company):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Fund, US Government Money Market Fund, and Tax Free Money Market Fund (three of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP SIGNATURE

Seattle, Washington
December 22, 2006

 32  Report of Independent Registered Public Accounting Firm

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

TAX INFORMATION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
Of the dividends paid by the Tax Free Money Market Fund from the net investment income for the taxable year ended October 31, 2006, 100% were exempt interest dividends which are tax exempt for purposes of regular federal income tax, and for purposes of the federal alternative minimum tax.

Please consult a tax adviser for any questions about federal or state income tax laws.

                                                             Tax Information  33

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

SHAREHOLDER REQUESTS FOR ADDITIONAL INFORMATION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

As a courtesy to Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, and (iv) at the Securities and Exchange Commission's public reference room.

The Board has delegated to RIMCo, as RIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds' Statement of Additional Information ("SAI"). The SAI is available (i) free of charge, upon request, by calling the Fund at
(800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 787-7354 or contact your financial institution and we will begin sending you individual copies thirty days after receiving your request.

If you wish to receive the Fund's prospectus and each annual and semi-annual report electronically, please call us at (800) 787-7354 or contact your financial institution.

 34  Shareholder Requests for Additional Information

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company ("RIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 *Michael J.A.        Trustee since     Appointed until  - Chairman of the Board, FRC          39         None
  Phillips,           2002              successor is     - 1990-2003, President, FRC
  Born January 20,                      duly elected     - 1993-2003, CEO, FRC
  1948                                  and qualified    - Trustee, RIC and RIF
                                                         - Director, RTC; Russell
  909 A Street                                             Investments (Suisse) S.A.
  Tacoma, Washington                                       (global investment
  98402-1616                                               services); Russell
                                                           Investments Limited
                                                           (consultant to institutional
                                                           investors in Europe and the
                                                           UK)
                                                         - Chairman of the Board and
                                                           President, Russell 20-20
                                                           Association; and Russell
                                                           Investments Delaware Inc.
                                                           (general partner in various
                                                           limited partnerships
                                                           ("RIDI"))
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 Thaddas L. Alston,   Trustee since     Appointed until  - Senior Vice President, Larco        39         None
 Born April 7, 1945   2006              successor is       Investments, Ltd.
                                        duly elected
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul E. Anderson,    Trustee since     Appointed until  - President, Anderson                 39         None
 Born October 15,     1984              successor is       Management Group LLC
 1931                                   duly elected       (private investments
                      Chairman of the   and qualified      consulting)
 909 A Street         Nominating and                     - February 2002 to June 2005,
 Tacoma, Washington   Governance        Appointed until    Lead Trustee, RIC and RIF
 98402-1616           Committee since   successor is
                      2006              duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------



* Mr. Phillips is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an interested trustee.

                              Disclosure of Information about Fund Directors  35

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake,    Trustee since     Appointed until  - President, Kristianne Gates         39         - Trustee WM Group
 Born January 22,     2000              successor is       Blake, P.S. (accounting                          of Funds
 1954                                   duly elected       services)                                        (investment
                      Chairperson       and qualified    - Director and Chairman of the                     company)
 909 A Street         since 2005                           Audit Committee, Avista                        - Director, Avista
 Tacoma, Washington                     Annual             Corp.                                            Corp.
 98402-1616                                              - Trustee and Chairman of the
                                                           Operations and Distribution
                                                           Committee, WM Group of Funds
                                                         - February 2002 to June 2005,
                                                           Chairman of the Audit
                                                           Committee, RIC and RIF
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Daniel P. Connealy   Trustee since     Appointed until  - June 2004 to present, Senior        39         None
 Born June 6, 1946    2003              successor is       Vice President and Chief
                                        duly elected       Financial Officer, Waddell &
 909 A Street         Chairman of       and qualified      Reed Financial, Inc.
 Tacoma, Washington   Audit Committee                    - 2003, Retired
 98402-1616           since 2005        Appointed until  - 2001-2003, Vice President
                                        successor is       and Chief Financial Officer,
                                        duly elected       Janus Capital Group Inc.
                                        and qualified    - 1979-2001, Audit and
                                                           Accounting Partner,
                                                           PricewaterhouseCoopers LLP
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jonathan Fine        Trustee since     Appointed until  - President and Chief                 39         None
 Born July 8, 1954    2004              successor is       Executive Officer, United
                                        duly elected       Way of King County, WA
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Raymond P.           Trustee since     Appointed until  - President, Simpson                  39         None
 Tennison, Jr.        2000              successor is       Investment Company and
 Born December 21,                      duly elected       several additional
 1955                                   and qualified      subsidiary companies,
                                                           including Simpson Timber
 909 A Street                                              Company, Simpson Paper
 Tacoma, Washington                                        Company and Simpson Tacoma
 98402-1616                                                Kraft Company
----------------------------------------------------------------------------------------------------------------------------

 36  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Jack Thompson,       Trustee since     Appointed until  - September 2003 to present,          39         Director, Sparx
 Born March 21, 1949  2005              successor is       Independent Board Chair and                    Japan Fund
                                        duly elected       Chairman of the Audit
 909 A Street                           and qualified      Committee, Sparx Japan Fund
 Tacoma, Washington                                      - May 1999 to May 2003,
 98402-1616                                                President, Chief Executive
                                                           Officer and Director, Berger
                                                           Financial Group, LLC
                                                         - May 1999 to May 2003,
                                                           President and Trustee,
                                                           Berger Funds
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Julie W. Weston,     Trustee since     Appointed until  - Retired since 2000                  39         None
 Born October 2,      2002              successor is     - 1987 to 2002, Director,
 1943                                   duly elected       Smith Barney Fundamental
                      Chairperson of    and qualified      Value Fund
 909 A Street         the Investment
 Tacoma, Washington   Committee since   Appointed until
 98402-1616           2006              successor is
                                        duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------
 TRUSTEES EMERITUS
----------------------------------------------------------------------------------------------------------------------------
 *George F. Russell,  Trustee Emeritus  Until            - Director Emeritus, Frank            39         None
  Jr.,                and Chairman      resignation or     Russell Company (investment
  Born July 3, 1932   Emeritus since    removal            consultant to institutional
                      1999                                 investors ("FRC")); and
  909 A Street                                             RIMCo
  Tacoma, Washington                                     - Chairman Emeritus, RIC and
  98402-1616                                               RIF; Russell Implementation
                                                           Services Inc. (broker-dealer
                                                           and investment adviser
                                                           ("RIS")); Russell 20-20
                                                           Association (non-profit
                                                           corporation); and Russell
                                                           Trust Company (non-
                                                           depository trust company
                                                           ("RTC"))
                                                         - Chairman, Sunshine
                                                           Management Services, LLC
                                                           (investment adviser)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul Anton, Ph.D.,   Trustee Emeritus  Five year term   - Retired since 1997                  39         None
 Born December 1,     since 2003                         - Trustee of RIC and RIF until
 1919                                                      2002
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------



* Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

                              Disclosure of Information about Fund Directors  37

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES EMERITUS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 William E. Baxter,   Trustee Emeritus  Five year term   - Retired since 1986                  39         None
 Born June 8, 1925    since 2004                         - Trustee of RIC and RIF until
                                                           2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Lee C. Gingrich,     Trustee Emeritus  Five year term   - Retired since 1995                  39         None
 Born October 6,      since 2006                         - Trustee of RIC and RIF until
 1930                                                      2005
                                                         - Chairman of the Nominating
 909 A Street                                              and Governance Committee
 Tacoma, Washington                                        2001-2005
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Eleanor W. Palmer,   Trustee Emeritus  Five year term   - Retired since 1981                  39         None
 Born May 5, 1926     since 2004                         - Trustee of RIC and RIF
                                                           until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------

 38  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                Position(s) Held
            Name,                with Fund and         Term                        Principal Occupation(s)
             Age,                  Length of            of                               During the
           Address                Time Served         Office                            Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------
 Cheryl Wichers                 Chief Compliance  Until removed    - Chief Compliance Officer, RIC
 Born December 16, 1966         Officer since     by Independent   - Chief Compliance Officer, RIF
                                2005              Trustees         - Chief Compliance Officer, RIMCo
 909 A Street                                                      - April 2002-May 2005, Manager, Global Regulatory
 Tacoma, Washington                                                  Policy
 98402-1616                                                        - 1998-2002, Compliance Supervisor, Russell Investment
                                                                     Group
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Greg J. Stark,                 President and     Until successor  - President and CEO, RIC and RIF
 Born May 3, 1968               Chief Executive   is chosen and    - Chairman of the Board, President and CEO, RIMCo
                                Officer since     qualified by     - Chairman of the Board, President and CEO, RFD
 909 A Street                   2004              Trustees         - Chairman of the Board and President, Russell
 Tacoma, Washington                                                  Insurance Agency, Inc. (insurance agency ("RIA"))
 98402-1616                                                        - Until 2004, Managing Director of Individual Investor
                                                                     Services, FRC
                                                                   - 2000 to 2004, Managing Director, Sales and Client
                                                                     Service, RIMCo
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson,               Treasurer and     Until successor  - Treasurer, Chief Accounting Officer and CFO, RIC and
 Born November 26, 1963         Chief Accounting  is chosen and      RIF
                                Officer since     qualified by     - Director, Funds Administration, RIMCo, RTC and RFD
 909 A Street                   1998              Trustees         - Treasurer and Principal Accounting Officer, SSgA
 Tacoma, Washington                                                  Funds
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hanly,               Chief Investment  Until removed    - Chief Investment Officer, RIC, RIF, FRC, RTC
 Born November 17, 1964         Officer since     by Trustees      - Director and Chief Investment Officer, RIMCo and RFD
                                2004                               - 1999 to 2003, Chief Financial Officer, FRC, RIC and
 909 A Street                                                        RIF
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Karl J. Ege,                   Secretary since   Until successor  - General Counsel and Managing Director of Law and
 Born October 8, 1941           1994              is chosen and      Government Affairs, Secretary, FRC
                                                  qualified by
 909 A Street                                     Trustees
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------

                              Disclosure of Information about Fund Directors  39

MONEY MARKET FUNDS

RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

TRUSTEES
 Thaddas L. Alston
 Paul E. Anderson
 Kristianne Blake
 Daniel P. Connealy
 Jonathan Fine
 Michael J.A. Phillips
 Raymond P. Tennison, Jr.
 Jack R. Thompson
 Julie W. Weston

TRUSTEES EMERITUS
 George F. Russell, Jr.
 Paul Anton, Ph.D.
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

OFFICERS
 Gregory J. Stark, President and Chief Executive Officer
 Cheryl Wichers, Chief Compliance Officer
 Thomas F. Hanly, Chief Investment Officer
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Karl J. Ege, Secretary

ADVISOR, ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT
 Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Josiah Quincy Building
 200 Newport Avenue
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) 787-7354

LEGAL COUNSEL
 Dechert LLP
 200 Clarendon Street, 27th Floor
 Boston, MA 02116-5021

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 PricewaterhouseCoopers LLP
 1420 5th Avenue
 Suite 1900
 Seattle, WA 98101

MONEY MANAGERS AS OF OCTOBER 31, 2006

Money Market Fund
 Russell Investment Management Company, Tacoma, WA

US Government Money Market Fund
 Russell Investment Management Company, Tacoma, WA

Tax Free Money Market Fund

 Neuberger Berman Management Inc., New York, NY

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

 40  Manager, Money Managers and Service Providers

                      (This page intentionally left blank)

(RUSSELL LOGO)

RUSSELL INVESTMENT COMPANY
909 A Street
Tacoma, Washington 98402

800-787-7354
Fax: 253-591-3495

www.russell.com

On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company, and Frank Russell Investment Management Company changed its
name to Russell Investment Management Company.               36-08-083 (1 10/06)

TAX-MANAGED GLOBAL EQUITY FUND


2006 ANNUAL REPORT

CLASS C, E, AND S SHARES:

TAX-MANAGED GLOBAL EQUITY FUND


OCTOBER 31, 2006



                                                                  (RUSSELL LOGO)

Russell Investment Company

Russell Investment Company is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on one of these Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

                                  [Blank Page]

                           Russell Investment Company

                         Tax-Managed Global Equity Fund

                                 Annual Report

                                October 31, 2006

                               Table of Contents

                                                                            Page
To Our Clients.......................................................         3

Market Summary.......................................................         4

Portfolio Management Discussion......................................        10

Shareholder Expense Example..........................................        12

Schedule of Investments..............................................        13

Statement of Assets and Liabilities..................................        14

Statement of Operations..............................................        15

Statements of Changes in Net Assets..................................        16

Financial Highlights - Class C.......................................        17

Financial Highlights - Class S.......................................        18

Notes to Financial Statements........................................        19

Report of Independent Registered Public Accounting Firm..............        26

Tax Information......................................................        27

Basis for Approval of Investment Advisory Contracts..................        28

Shareholder Requests for Additional Information......................        32

Disclosure of Information about Fund Directors.......................        33

Manager, Money Managers and Service Providers........................        38

Russell Investment Company - Tax-Managed Global Equity Fund.

Copyright (c) Russell Investment Group 2006. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

FUND OBJECTIVES, RISKS, CHARGES AND EXPENSES SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER IMPORTANT INFORMATION MUST PRECEDE OR ACCOMPANY THIS MATERIAL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

SECURITIES DISTRIBUTED THROUGH RUSSELL FUND DISTRIBUTORS, INC. MEMBER NASD, PART OF RUSSELL INVESTMENT GROUP.

Effective July 1, 2006 Frank Russell Investment Company changed its name to Russell Investment Company ("RIC"). RIC Funds are distributed by Russell Fund Distributors, Inc., and advised by Russell Investment Management Company ("RIMCo"). Effective July 1, 2006 RIMCo changed its name from Frank Russell Investment Management Company.

Russell Investment Group and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

TO OUR CLIENTS

As you read Russell Investment Company's 2006 Annual Report, we would like to take this opportunity to review our investment approach, which is designed to help long-term investors build financial security and save for retirement.

Our process is complex, but our goal is simple. We evaluate and select money managers in each asset class and within each investment style. Then we build diversified mutual funds aimed at providing long-term, consistent results.

Russell guides investments for some of the world's largest investors -- and we provide that same manager research to our mutual funds, which are available to individual investors.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

REGARDS,

(/s/ GREG STARK)

Greg Stark

Chief Executive Officer, Chairman and President.

                                                               To Our Clients  3

RUSSELL INVESTMENT COMPANY

MARKET SUMMARY AS OF OCTOBER 31, 2006 (UNAUDITED)

U.S. EQUITY MARKETS

For the fiscal year ending October 31, 2006, investors were preoccupied by The Federal Reserve Board's actions and commentary. In the first half of the year, when both economic growth and inflation were running above the Fed's comfort levels, the U.S. stock market was led by highly cyclical stocks, especially those tied to the strong performing commodities market. The stock market rewarded companies that were generating strong earnings growth in an economy that was growing at unsustainable levels.

However, the cumulative effects of rising energy prices and interest rates, and a notable slowdown in housing activity eventually resulted in the moderation in economic activity that the Fed had been seeking. By late spring and early summer 2006, investors were now asking whether the Fed had engineered a hard landing for the economy and whether a housing-led recession was unavoidable. This marked change in investor sentiment was reflected in a significant leadership reversal with lower risk, recession resistant stocks gaining favor. Now, the market favored stocks with the highest dividend yields as companies with above-average earnings growth prospects lost favor. Interestingly, however, overall market indexes showed impressive gains during the fiscal year, as the market responded to both sensational corporate earnings and evidence that the Fed's tightening cycle had ended. For the fiscal year ending October 31, 2006, the Russell 3000(R) Index returned 16.37%.

Despite the backdrop of strong corporate earnings (that have grown at double digit rates for the last three years), overall market leadership in this period was highly defensive. Stocks with high dividend yields substantially outperformed lower yielding stocks. Companies with well above-average growth rates lagged, in favor of slower growing firms. This investor preference for yield over growth was reflected in style leadership for the fiscal year, as the Russell 1000 Value(R) Index (+21.45%) outperformed the Russell 1000 Growth(R) Index (+10.86%). This extended the multi-year outperformance of value stocks and resulted in a further compression of valuations among companies (i.e., the dispersion of P/E multiples within the stock market).

Some of the value leadership is attributable to the market's preference for yield and interest rate sensitivity as investors digested the Fed's interest rate pause. Among the best sector performers were utilities (+26.77%) and financial services (+19.77%). Meanwhile, REITs returned an extraordinary 36.37%. In contrast, traditional growth sector returns within the Russell 1000(R) Index such as technology (+11.68%), health care (+10.34%), and consumer discretionary (+13.68%), while delivering positive absolute returns, lagged the Russell 1000(R) Index.

Market leadership continued to favor smaller and medium sized companies, although the spread narrowed as investors grew more defensive. The Russell 1000(R) Index (an index of large and medium capitalization companies) returned 16.02% versus 19.96% for the Russell 2000(R) Index (an index of small capitalization companies).

The fiscal year was extremely challenging for active money managers across the style spectrum. The Lipper Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 1.81%, the Lipper Large Cap Value Funds Average lagged the Russell 1000(R) Value Index by 3.72%, the Lipper Large Cap Growth Funds

 4  Market Summary

RUSSELL INVESTMENT COMPANY

Average underperformed the Russell 1000(R) Growth Index by 3.44%, and the Lipper Small-Cap Core Funds Average trailed the Russell 2000(R) by 3.56%. Even though the Lipper returns are net of fees, the actively managed mutual funds still trailed the indexes by a large margin.

The main contributors to the difficult active management environment were the significant out-performance of higher yielding stocks that many value investors considered overvalued and the poor returns of the faster growing companies within the growth arena. With the narrow valuation spreads among companies of differing growth rates, active money managers were positioned toward "growthier" companies within their benchmarks. The market did not reward this positioning during this period.

U.S. REAL ESTATE MARKETS

During the past fiscal year, the public real estate investment trust (REIT) market again exhibited strong performance. REITs, as measured by the FTSE-NAREIT US Equity REIT Index (NAREIT Equity Index), posted a 36.37% total return for the fiscal year ending October 31, 2006. Several factors helped boost REIT performance including robust demand for real estate by private institutional investors, a wave of REIT privatizations and an overall equity market that continued to reward higher yielding stocks.

Apartment, office and industrial were the best performing sectors for the year; all generating total returns in excess of 40%. The specialty sector, which includes several timber companies, and the manufactured home sub-sector were the poorest performers.

Over the first ten months of calendar year 2006, there were ten major REIT mergers/privatizations transactions with a total value over $37 billion. These transactions, in which the acquirers, mainly private buyers, purchase all of the outstanding publicly traded shares of a REIT, have helped increase REIT share prices to higher levels. The level of transaction activity in the first 10 months of 2006 increased significantly over the entire year of 2005, which saw approximately $27 billion in transactions. Putting this transaction volume in perspective, with the market capitalization of the NAREIT Equity Index at approximately $387 billion on October 31, 2006, about 10% of the REIT industry was sold to a combination of public and private buyers. When compared to REIT share prices prior to the announcements, the 2006 transactions averaged an overall 8.60% premium. Privatization activity was driven by well-capitalized buyers, including so called "club deals" involving more than one buyer and motivated sellers willing to sell their companies into a strong real estate market to take advantage of the attractive 15% capital gains tax rate. The majority of activity was focused among office companies, which accounted for approximately 60% of the 2006 transaction value. The office sector's strong performance was driven by improvement in property fundamentals and deal activity.

At the end of the fiscal year, while REITs were trading near private market valuation levels, they were also trading at the top of historic ranges versus stocks and bonds.

NON-U.S. EQUITY MARKETS

Non-U.S. stocks gained 28.04% as measured by the MSCI EAFE Index (gross) for the fiscal year ending October 31, 2006. Non-U.S. stocks were boosted as the US dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE Index rose 22.41% over the 12-month period.

Non-U.S. stocks benefited from continued global growth and strong corporate earnings. The world became more integrated; however, the U.S. economy and markets continued to drive the prospects for global growth. There was evidence of this as the U.S. interest rate cycle and direction of the Federal Reserve affected global markets. Growth in emerging economies like India and China also had an increasing impact on the strength of developed markets through their demand for goods and infrastructure development.

                                                               Market Summary  5

RUSSELL INVESTMENT COMPANY

After strong gains in 2005, MSCI Japan Index lagged other major non-U.S. markets in the fiscal year, returning 16.63%. Investor sentiment waned towards Japanese stocks on fears of a deceleration in the economy. Elsewhere in the region, MSCI Pacific ex Japan Index gained 28.73% due to strong gains in Australian and Singapore companies.

Europe, as represented by the MSCI Europe Index, outperformed the Pacific Basin, as represented by the MSCI Pacific Basin Index, returning 32.32% over the fiscal year. Across Europe, the best performing sectors were utilities and materials, both up over 50%. By country, smaller markets such as Spain and the Netherlands fared best. Helped by strong performance of health care, materials and utilities stocks, Europe's larger markets of Germany and France delivered returns above the index. Elsewhere, MSCI United Kingdom Index lagged Europe with a gain of 28.55%. The U.K. underperformed the rest of Europe due to weakness in its energy and telecommunication sectors. The Bank of England raised interest rates due to greater inflationary pressures as small signs of economic improvement became evident over the fiscal year.

From the sector perspective, utilities performed best across the non-U.S. developed markets, returning 42.50%, as represented by the MSCI EAFE Index, largely due to a mid-year shift in market sentiment whereby defensive-oriented, high dividend yielding stocks gained favor. The materials sector, led by metals and mining stocks, was also a strong performer, up 38.79% as measured by the materials sector grouping based on the Global Industry Classification Standard
(GICS) definitions. The financial sector also performed well returning 34.16% as measured by the financials sector grouping based on the GICS definitions; whereas, technology and energy were the worst performing sectors over the period, with gains of only 14.04% and 13.23%, respectively, as measured by the technology and energy sector groupings based on the GICS definitions. Energy stocks fell from mid-July to late September as the price of oil fell dramatically, from nearly $80 per barrel to less than $60.

With the value segment of MSCI EAFE Index more weighted towards industrial cyclicals (materials) and financials, the market environment was slightly more favorable for value-oriented investors. The MSCI EAFE Value Index rose 31.66%, compared with 24.41% for the MSCI EAFE Growth Index. Investors continued to favor smaller capitalization stocks over larger capitalization stocks with the S&P/Citigroup EMI World ex US Index (an index of smaller capitalization companies) up 32.03% in the period versus the S&P/Citigroup PMI World ex US (in index of larger capitalization companies) up 27.47%.

Markets not represented in the MSCI EAFE Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed counterparts, as the MSCI Emerging Markets Index rose 35.42%. Emerging markets countries benefited from the materials and industrials sectors. Canadian stocks rose 27.50% (MSCI Canada Index) during the period.

EMERGING MARKETS

During the fiscal year, the MSCI Emerging Markets Index (gross) posted strong returns of 35.42%, outperforming developed markets as measured by the MSCI World Index Free which returned 21.91%. The emerging markets asset class performed strongly in the first half of the fiscal year until early May 2006. The strong returns were driven by strong performance of large capitalization emerging markets stocks, significant asset inflows and outperformance of energy and material stocks on the back of strong commodity prices. In early May, there was a strong market reversal, which brought with it an increase in risk aversion. Investors re-focused on global inflation and interest rate concerns and commodity prices slipped from their record highs. The markets that had performed well earlier in the year were subject to the largest sell-offs and emerging markets fell more than 24% from its high point. In mid-June, the markets stabilized and recovered most of the losses from the sell-off. Contained U.S. inflation and expectations that global monetary tightening had peaked

 6  Market Summary

RUSSELL INVESTMENT COMPANY

outweighed concerns of a U.S. economic slowdown and gave a positive backdrop for improved performance in emerging markets equities.

In terms of regions, both Asia (+38.71% as measured by the MSCI EM Asia Index) and Latin America (+38.47% as measured by the MSCI EM Latin America Index) were strong performers. The MSCI EM (Emerging Markets) Europe, Middle East and Africa Index (EMEA) underperformed the MSCI EM (Emerging Markets) Index, but still posted a respectable return of 27.47%. Some of the smaller markets such as Indonesia, Morocco, Peru and the Philippines, were the best performers, each returning more than 59% as measured by the MSCI Indonesia, MSCI Morocco, MSCI Peru and MSCI Philippines Indexes, respectively. However, some large markets, such as India, which enjoyed strong macroeconomic strength (+66.79% as measured by the MSCI India Index), China (+58.94% as measured by the MSCI China Index), and Russia (+54.76% as measured by the MSCI Russia Index) also posted strong returns. MSCI Barra increased Russia's weight in the MSCI EM (Emerging Markets) Index twice over the fiscal year, and at the end of the period, Russia was the third largest country weight in that Index. The small market of Jordan was the only country with negative absolute returns, falling 27.45% as measured by the MSCI Jordan Index. Other notable relative underperformers included Turkey (+17.07% as measured by the MSCI Turkey Index), Egypt (+22.48% as measured by the MSCI Egypt Index), South Africa (+25.54% as measured by the MSCI South Africa Index), and Taiwan (+26.06% as measured by the MSCI Taiwan Index). Returns from Turkey and South Africa were dampened by their currencies, which fell more than 7% each. Israel (+4.14% as measured by the MSCI Israel Index) also underperformed following Prime Minister Ariel Sharon's stroke and Islamist militant group Hamas' Palestinian parliamentary elections victory.

Currencies were broadly strong against the U.S. dollar with some, such as the Korean won, up more than 10%.

The industrial sectors performed well. Although consumer discretionary and technology stocks underperformed the index, they still returned more than 25% in absolute terms. The small sector of health care was notably weak returning only 3.99% due to stock-specific concerns of the large cap company, Teva Pharmaceuticals.

U.S. FIXED INCOME MARKETS

The Federal Reserve Board's interest rate hikes were one of the biggest factors impacting the fixed income markets. The Fed raised the target fed funds rate (the interest rate at which depository institutions lend money at the Fed to other depository institutions overnight) six times throughout the fiscal year, from 3.75% at the end of October 2005 to 5.25% one year later. The Fed's interest rate hikes reflected a continued attempt to move toward a neutral monetary policy to counter rising inflationary pressures. Despite inflation measures that remained elevated and above the Fed's comfort level, the Fed's highly anticipated pause, after 17 consecutive rate hikes since June 2004, came in August. The Fed cited moderating economic growth and the cumulative effects of previous interest rate hikes as impetuses for the pause. The Treasury yield curve moved markedly from month to month as investors tried to reconcile conflicting economic signals (e.g., a slowing housing market, rising (and falling) commodity prices, wage inflation, and productivity concerns). On a rolling one-year basis, however, shorter-term rates followed Fed policy, while longer-term rates remained virtually unchanged. This resulted in an upward-sloping, normal yield curve becoming inverted (when short term interest rates exceed long rates) by fiscal year end. With nearly static intermediate and long-term rates, investment grade bonds relied upon higher coupon rates in order to provide yield higher than US Treasuries. The Lehman Brothers US Aggregate Bond Index, a broad measure of US investment grade fixed income securities, returned 5.19% for the fiscal year ending October 31, 2006.

                                                               Market Summary  7

RUSSELL INVESTMENT COMPANY

Among sectors, the riskier sectors continued to post strong performance. As in the three prior years, high yield and emerging market debt bonds outperformed other bond sectors. High yield bonds continued to benefit from record low corporate default levels, as well as strong technical demand for increased yield. The high yield bond sector, as represented by the Lehman Brothers US Corporate High Yield Index, returned 10.31% over the year compared to 4.43% for the Lehman Brothers US Treasury Index. Emerging market debt performed well due in part to commodity price increases, credit ratings upgrades and relatively non-turbulent election cycles. Emerging market bonds, as represented by the Lehman Brothers Emerging Markets (US Dollar) Index, returned 12.02%.

Investment grade corporate bonds benefited from the same factors that drove the high yield market. For the fiscal year, the Lehman Brothers US Credit Index returned 5.36%. Despite another year of increased regulatory scrutiny of the mortgage market, mortgage securities continued to do well. The Lehman Brothers MBS Fixed Rate Index returned 5.68%. As the fiscal year ended, yield spreads between corporate bonds and mortgages relative to Treasuries continued to be at historical lows. This reflected a search for yield even in the face of a bondholder-unfriendly market environment with loosening underwriting standards, share repurchases and escalating leveraged buyout activity.

 8  Market Summary

                      (This page intentionally left blank)

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

(LINE GRAPH)

                                                   TAX MANAGED GLOBAL
                                                    EQUITY - CLASS S               S&P 500(R)+                 MSCI EAFE++
                                                   ------------------              -----------                 -----------
Inception*                                                10000                       10000                       10000
2000                                                       9788                       10339                        9196
2001                                                       7412                        7764                        6903
2002                                                       6367                        6591                        5991
2003                                                       7965                        7962                        7611
2004                                                       8932                        8712                        9045
2005                                                      10032                        9472                       10681
2006                                                      11731                       11020                       13620

Tax-Managed Global Equity Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.95%
5 Years                                 9.62%sec.
Inception*                              2.39%sec.

Tax-Managed Global Equity Fund - Class C
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 15.76%
5 Years                                 8.51%sec.
Inception*                              1.40%sec.

Standard & Poors 500(R) Composite Stock Price Index++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 16.34%
5 Years                                 7.26%sec.
Inception*                              1.45%sec.

MSCI EAFE Index++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/06                      RETURN
-------------------------    -------------------------
1 Year                                 27.52%
5 Years                                14.56%sec.
Inception*                              4.68%sec.

 10  Portfolio Management Discussion

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Tax-Managed Global Equity Fund ("Fund") seeks to provide long term capital growth on an after-tax basis.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Tax-Managed Global Equity Fund Class S and Class C Shares gained 16.95% and 15.76%, respectively. This compared to the S&P 500(R) Index, which gained 16.34%, and the MSCI EAFE(R) Index, which gained 27.52% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the "Underlying Funds") in which it invests. The strong performance of all equities held by the Underlying Funds supported the Fund's return for the fiscal year. Higher yielding, value stocks led U.S. and non-U.S. developed market returns. As a result, the Underlying Funds' overweight to equities with above average earnings, growth rates and lower valuations relative to the market in both U.S. and non-U.S. developed markets, detracted from the Underlying Funds' performance. The Fund's exposure to emerging markets contributed positively to returns as these markets benefited from the high prices of oil and commodities.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The U.S. equity Underlying Funds held by the Fund (60% of the Fund's assets are allocated to U.S. equity Underlying Funds) participated in the broad market rally that favored cyclical stocks. However, the tax-managed large cap Underlying Fund favored stocks with above average growth characteristics and underweighted high yielding stocks. This stance was not rewarded in the fiscal year. In particular, stock selection in health care and consumer discretionary negatively impacted that Underlying Fund's performance. Additionally, selection allocation in that Underlying Fund, in which other energy was underweighted while health care was overweighted, also did not add value in the period. The quantitative U.S. equity large cap Underlying Fund had higher relative performance as it was overweight in lower valuation stocks and underweight in stocks with high forecasted growth rates. However, this Underlying Fund's tilt towards positive price momentum and earnings surprises and underweight in utilities partially offset the positive contribution to its performance from its valuation stance.

In the U.S. equity tax-managed small cap Underlying Fund (15% of the Fund's assets are allocated to a U.S. equity tax-managed small cap Underlying Fund), the money managers delivered strong absolute returns given the outperformance of small caps over large cap in the fiscal year. However, the U.S. equity small cap managers were challenged by changes in market leadership and periods of defensiveness where high-dividend-paying stocks were favored by the market. Positive contributions to relative Underlying Fund performance from strong stock selection in materials and processing and other energy were partially offset by negative contributions to relative performance because of weak stock selection within health care, technology and financial services.

Both the non-U.S. and emerging markets Underlying Funds (a combined 25% of the Fund's assets are allocated to non-U.S. and emerging markets Underlying Funds) provided strong absolute returns. However, in the non-U.S. Underlying Fund, weak European ex-U.K. stock selection slightly offset strong stock selection in the U.K. and Japan. The non-U.S. Underlying Fund's slight tilt towards growth also detracted from that Underlying Fund's performance in the fiscal year. In the emerging markets Underlying Fund, an underweight in India and stock selection in India and Korea also resulted in slightly below benchmark performance.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

There were no changes made in the Fund's structure or allocation to the underlying funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      Commenced operations by issuing Class C and S Shares on
       January 31, 2000.

++ The Standard & Poor's 500(R) Composite Stock Price Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

++++   The Morgan Stanley Capital International Europe, Australasia, Far
       East Index is an Index composed of an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of dividends.

sec.   Annualized.


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                             Portfolio Management Discussion  11

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING THE FUND'S EXPENSE EXAMPLE. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR THE FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,021.60      $     1,020.16
Expenses Paid During
Period*                       $         5.10      $         5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,026.60      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 12  Shareholder Expense Example

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 100.0%
Other Russell Investment Company Series Mutual
   Funds - Class S Shares

Domestic Equities - 74.9%
Quantitative Equity Fund                              177,489           7,453
Tax-Managed Large Cap Fund                          1,840,202          37,191
Tax-Managed Mid & Small Cap Fund                      788,886          11,147
                                                                 ------------
                                                                       55,791
                                                                 ------------

International Equities - 25.1%
Emerging Markets Fund                                 171,698           3,762
International Securities Fund                         188,256          14,913
                                                                 ------------
                                                                       18,675
                                                                 ------------

TOTAL INVESTMENTS - 100.0%
(identified cost $49,620)                                              74,466

OTHER ASSETS AND LIABILITIES,
NET - (0.0%)                                                               (8)
                                                                 ------------

NET ASSETS - 100.0%                                                    74,458
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Domestic Equities                                            74.9
International Equities                                       25.1
                                                  ---------------
Total Investments                                           100.0
Other Assets and Liabilities, Net                              --
                                                  ---------------

                                                            100.0
                                                  ===============

  See accompanying notes which are an integral part of the financial statements.

                                                     Schedule of Investments  13

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2006

Amounts in thousands
--------------------------------------------------------------------------------

ASSETS
Investments at market (identified cost $49,620).....................................    $               74,466
Receivables:
   Fund shares sold.................................................................                       162
   From Adviser.............................................                                                38
                                                                                        ----------------------

Total assets........................................................................                    74,666
                                                                                        ----------------------

LIABILITIES
Payables:
      Investments purchased.................................    $                119
      Fund shares redeemed..................................                      40
      Accrued fees to affiliates............................                      20
      Other accrued expenses................................                      29
                                                                --------------------

Total liabilities...................................................................                       208
                                                                                        ----------------------

NET ASSETS..........................................................................    $               74,458
                                                                                        ======================

Net Assets Consist of:
Undistributed (overdistributed) net investment income...............................    $                   23
Accumulated net realized gain (loss)................................................                   (16,845)
Unrealized appreciation (depreciation) on investments...............................                    24,846
Shares of beneficial interest.......................................................                        67
Additional paid-in capital..........................................................                    66,367
                                                                                        ----------------------

NET ASSETS..........................................................................    $               74,458
                                                                                        ======================

NET ASSET VALUE, offering and redemption price per share:
   Class C (Net assets $19,439,595 divided by 1,788,936 shares of $.01 par value
      shares of beneficial interest outstanding)....................................    $                10.87
                                                                                        ======================
   Class S (Net assets $55,018,671 divided by 4,912,409 shares of $.01 par value
      shares of beneficial interest outstanding)....................................    $                11.20
                                                                                        ======================

See accompanying notes which are an integral part of the financial statements.

 14  Statement of Assets and Liabilities

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

Amounts in thousands
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income distributions from Underlying Funds.......................................    $                  514

EXPENSES
   Advisory fees............................................    $                133
   Administrative fees......................................                      33
   Custodian fees...........................................                      24
   Distribution fees - Class C..............................                     133
   Transfer agent fees......................................                     100
   Professional fees........................................                      40
   Registration fees........................................                      48
   Shareholder servicing fees - Class C.....................                      44
   Trustees' fees...........................................                       2
   Printing fees............................................                       2
   Miscellaneous............................................                       4
                                                                --------------------

   Expenses before reductions...............................                     563
   Expense reductions.......................................                    (386)
                                                                --------------------
Net expenses........................................................................                       177
                                                                                        ----------------------
Net investment income (loss)........................................................                       337
                                                                                        ----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments..............................................                     315

   Capital gain distributions from Underlying Funds.........                     731                     1,046
                                                                --------------------

Net change in unrealized appreciation (depreciation) on investments.................                     8,596
                                                                                        ----------------------

Net realized and unrealized gain (loss).............................................                     9,642
                                                                                        ----------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...............................    $                9,979
                                                                                        ======================

  See accompanying notes which are an integral part of the financial statements.

                                                     Statement of Operations  15

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

AMOUNTS IN THOUSANDS                                                    2006                     2005
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income (loss).............................    $                337    $                  373
   Net realized gain (loss).................................                   1,046                       348
   Net change in unrealized appreciation (depreciation).....                   8,596                     5,222
                                                                --------------------    ----------------------
Net increase (decrease) in net assets from operations.......                   9,979                     5,943
                                                                --------------------    ----------------------

DISTRIBUTIONS
   From net investment income Class S.......................                    (350)                     (338)
                                                                --------------------    ----------------------

Net decrease in net assets from distributions...............                    (350)                     (338)
                                                                --------------------    ----------------------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share
     transactions...........................................                   7,432                     4,318
                                                                --------------------    ----------------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS.................                  17,061                     9,923

NET ASSETS
   Beginning of period......................................                  57,397                    47,474
                                                                --------------------    ----------------------
   End of period (including undistributed net investment
     income of $23 as of
      October 31, 2006).....................................    $             74,458    $               57,397
                                                                ====================    ======================

See accompanying notes which are an integral part of the financial statements.

 16  Statements of Changes in Net Assets

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS - CLASS C

For a Share Outstanding Throughout Each Period.

                                                                      FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                 --------------------------------------------------------------------------------
                                                     2006            2005              2004            2003             2002
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $       9.39    $       8.44      $       7.61    $       6.15    $         7.29
                                                 ------------    ------------      ------------    ------------    --------------

INCOME FROM OPERATIONS
   Net investment income (loss) (a)(b).......            (.03)             --(e)           (.02)           (.02)             (.05)
   Net realized and unrealized gain (loss)...            1.51             .95               .86            1.48             (1.03)
                                                 ------------    ------------      ------------    ------------    --------------
      Total from investment operations.......            1.48             .95               .84            1.46             (1.08)
                                                 ------------    ------------      ------------    ------------    --------------

DISTRIBUTIONS
   From net investment income................              --              --              (.01)             --                --
   From net realized gain....................              --              --                --              --              (.06)
                                                 ------------    ------------      ------------    ------------    --------------
      Total distributions....................              --              --              (.01)             --              (.06)
                                                 ------------    ------------      ------------    ------------    --------------

NET ASSET VALUE, END OF PERIOD...............    $      10.87    $       9.39      $       8.44    $       7.61    $         6.15
                                                 ============    ============      ============    ============    ==============

TOTAL RETURN (%).............................           15.76           11.26             10.99           23.74            (14.94)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in
      thousands).............................          19,439          14,801            12,766          11,523            10,130
   Ratios to average net assets (%):
      Operating expenses, net (c)(d).........            1.00            1.00              1.00            1.00              1.00
      Operating expenses, gross..............            1.58            1.55              1.58            1.72              1.64
      Net investment income (loss) (d).......            (.27)           (.03)             (.19)           (.25)             (.68)
   Portfolio turnover rate (%)...............            9.32           12.46             21.28           59.50             52.55

(a)   Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the Underlying Funds in which the Fund invests.
(c) The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(d) May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.
(e)   Less than $.01 per share.

  See accompanying notes which are an integral part of the financial statements.

                                              Financial Highlights - Class C  17

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS - CLASS S

For a Share Outstanding Throughout Each Period.

                                                                       FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                   ------------------------------------------------------------------------------
                                                       2006            2005            2004            2003             2002
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........    $       9.65    $       8.67    $       7.80    $       6.27    $         7.38
                                                   ------------    ------------    ------------    ------------    --------------

INCOME FROM OPERATIONS
   Net investment income (loss) (a)(b).........             .08             .09             .07             .05               .03
   Net realized and unrealized gain (loss).....            1.55             .97             .87            1.52             (1.06)
                                                   ------------    ------------    ------------    ------------    --------------
      Total from investment operations.........            1.63            1.06             .94            1.57             (1.03)
                                                   ------------    ------------    ------------    ------------    --------------

DISTRIBUTIONS
   From net investment income..................            (.08)           (.08)           (.07)           (.04)             (.02)
   From net realized gain......................              --              --              --              --              (.06)
                                                   ------------    ------------    ------------    ------------    --------------
      Total distributions......................            (.08)           (.08)           (.07)           (.04)             (.08)
                                                   ------------    ------------    ------------    ------------    --------------

NET ASSET VALUE, END OF PERIOD.................    $      11.20    $       9.65    $       8.67    $       7.80    $         6.27
                                                   ============    ============    ============    ============    ==============

TOTAL RETURN (%)...............................           16.95           12.31           12.14           25.09            (14.10)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)....          55,019          42,596          34,708          32,861            29,968
   Ratios to average net assets (%):
      Operating expenses, net (c)(d)...........              --              --              --              --                --
      Operating expenses, gross................             .58             .55             .58             .72               .64
      Net investment income (loss) (d).........             .79             .95             .87             .77               .39
   Portfolio turnover rate (%).................            9.32           12.46           21.28           59.50             52.55

(a)   Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the Underlying Funds in which the Fund invests.
(c) The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(d) May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

See accompanying notes which are an integral part of the financial statements.

 18  Financial Highlights - Class S

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006

--------------------------------------------------------------------------------
1. ORGANIZATION

   Russell Investment Company (the "Investment Company" or "RIC") is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on one of these Funds (the "Fund"). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002. The Investment Company's master trust agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

   On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company and Frank Russell Investment Management Company changed its name to Russell Investment Management Company ("RIMCo" or "Adviser").

   The Fund allocates its assets by investing in the Class S shares of several other RIC funds (the "Underlying Funds"). RIMCo, the Fund's investment adviser, may modify the target asset allocation for the Fund and modify the selection of Underlying Funds for the Fund from time to time. Also, from time to time, the Fund may adjust its investments within set limits based on RIMCo's outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Fund. Additionally, the Fund may deviate from set limits when, in RIMCo's opinion, it is necessary to do so to pursue the Fund's investment objective. However, the Fund expects that amounts it allocates to each Underlying Fund will generally vary only within 10% of the ranges specified in the table below:

                                            ASSET ALLOCATION
       ASSET CLASS/UNDERLYING FUNDS             TARGETS
------------------------------------------------------------
   Equities
      US Equities
         Tax-Managed Large Cap Fund                50%
         Tax-Managed Mid & Small Cap Fund          15
         Quantitative Equity Fund                  10
      International Equities
         International Securities Fund             20
         Emerging Markets Fund                      5
                                                  ---
                                                  100

   Investment Objectives of the Underlying Funds:

   Tax-Managed Large Cap Fund

   Seeks to provide long term capital growth on an after-tax basis.

   Tax-Managed Mid & Small Cap Fund

   Seeks to provide long term capital growth on an after-tax basis.

   Quantitative Equity Fund

   Seeks to provide long term capital growth.

   International Securities Fund

   Seeks to provide long term capital growth.

   Emerging Markets Fund

   Seeks to provide long term capital growth.

                                               Notes to Financial Statements  19

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   Security Valuation

   The Fund values its portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

   The Underlying Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. Under the Board-approved Securities Valuation Procedures, the Board has delegated the day-to-day valuation functions to RIMCo. However, the Board retains oversight over the valuation process.

   Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Underlying Fund securities are valued at the close of the market on which they are traded as follows:

   - US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

   - US over-the-counter equities: Official closing price; last bid price if no closing price;

   - Listed ADRs/GDRs: Last sale price; last bid price if no sales;

   - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

   - Futures: Settlement price.

   - Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

   - The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

   - Equity securities traded on a national securities foreign exchange or an over the counter market (foreign or domestic) are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

   If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security's fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market on which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund shares and daily movement of the benchmark index if the index is valued using another pricing method.

   This policy is intended to assure that the Underlying Funds' net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund Shares is determined may be reflected in the calculation of net asset values for each applicable Underlying Fund (and each Fund which invests in such

 20  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Underlying Fund) when the Underlying Funds deem that the particular event or circumstance would materially affect such Underlying Fund's net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

   Because foreign securities can trade on a non-business days, the net asset value of a Fund's portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

   In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds financial statement disclosure.

   Investment Transactions

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

   Investment Income

   Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

   Federal Income Taxes

   Since the Investment Company is a Massachusetts business trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Fund.

   In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

   Dividends and Distributions to Shareholders

   Income, dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to wash sale deferrals and capital loss carryforwards. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

                                               Notes to Financial Statements  21

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Expenses

   Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Fund will vary.

   Class Allocation

   The Fund presented herein offers the following classes of shares: Class C and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   Guarantees

   In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

3. INVESTMENT TRANSACTIONS

   Securities

   During the period ended October 31, 2006, the Fund had purchases and sales of the Underlying Funds of $14,472,850 and $6,187,349, respectively.

4. RELATED PARTIES

   Adviser and Administrator

   RIMCo advises and administers all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation services to RIMCo.

   The Fund is charged an advisory fee equal to 0.20% of average daily net assets. The Adviser contractually agreed to waive the advisory fee at least through February 28, 2007. The amount of the waiver for period ended October 31, 2006 was $132,719. The Adviser does not have the ability to recover amounts waived from the period ended October 31, 2006, or previous periods.

   Transfer Agent

   RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Fund for the period ended October 31, 2006 were $99,539.

   RIMCo, as transfer agent, agreed to waive its transfer agency fees and to reimburse the Funds for all direct operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, non-recurring expenses and extraordinary expenses.

   For the period ended October 31, 2006, the amount reimbursed by RIMCo as transfer agent amounted to $253,510.

   Distributor and Shareholder Servicing

   Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly-owned subsidiary of RIMCo, serves as distributor for all Investment Company portfolio shares, including Class C and Class S shares of the Fund.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any Selling Agents, as defined in the Plan for sales

 22  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   support services provided, and related expenses incurred which are primarily intended to result in the sale of Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of the Fund's Class C shares on an annual basis.

   In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Fund may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C shares of the Fund. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund's Class C shares on an annual basis.

   Accrued fees payable to affiliates for the period ended were as follows:

                                              TAX MANAGED
                                             GLOBAL EQUITY
   ----------------------------------------------------------
   Administration fees                    $             3,118
   Distribution fees                                   12,153
   Shareholder servicing fees                           4,051
   Trustee fees                                           188
                                          -------------------
                                          $            19,510
                                          ===================

   Board of Trustees

   The Russell Fund Complex consists of Russell Investment Company, which has 34 Funds, and Russell Investment Funds ("RIF"), which has five Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 ($5,000 prior to January 1, 2006) for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees' out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair and Investment Committee chair were each paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

   Transactions With Affiliated Companies

   An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Transactions during the period ended October 31, 2006 with Underlying Funds which are or were an affiliated company are as follows:

                                                                    PURCHASE                 SALES                 INCOME
                          AFFILIATE                                   COST                   COST               DISTRIBUTIONS
   -----------------------------------------------------------------------------------------------------------------------------
   Tax-Managed Mid & Small Cap Fund                            $         2,206,810    $           983,670    $                --
   Tax-Managed Large Cap Fund                                            6,460,425              1,507,434                230,940
                                                               -------------------    -------------------    -------------------
                                                               $         8,667,235    $         2,491,104    $           230,940
                                                               ===================    ===================    ===================

5. FEDERAL INCOME TAXES

   The Fund may have a net tax basis capital loss carryforward which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At October 31, 2006, available capital carryforwards and expiration dates are as follows:

                                                 10/31/10               10/31/11                 TOTAL
   ----------------------------------------------------------------------------------------------------------
   Tax-Managed Global Equity                $           719,263    $         3,565,354    $         4,284,617

                                               Notes to Financial Statements  23

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   At October 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

   Cost of Investments                         $     62,179,710
                                               ================
   Unrealized Appreciation                     $     12,286,014
   Unrealized Depreciation                                   --
                                               ----------------
   Net Unrealized Appreciation (Depreciation)  $     12,286,014
                                               ================
   Undistributed Ordinary Income               $         22,340
   (Capital Loss Carryforward)                 $     (4,284,617)
   Tax Composition of Distributions:
   Ordinary Income                             $        349,589

6. FUND SHARE TRANSACTIONS (amounts in thousands)

   Share transactions for the year ended October 31, 2006 and the year ended October 31, 2005 were as follows:

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
   TAX-MANAGED GLOBAL EQUITY FUND                 -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 481                 293   $           4,918   $           2,676
      Payments for shares redeemed                             (268)               (229)             (2,728)             (2,085)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   213                  64               2,190                 591
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                                 996               1,110              10,417              10,337
      Proceeds from reinvestment of
         distributions                                           33                  35                 332                 328
      Payments for shares redeemed                             (529)               (736)             (5,507)             (6,938)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase(decrease)                                    500                 409               5,242               3,727
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                                 713                 473   $           7,432   $           4,318
                                                  =================   =================   =================   =================

7. LINE OF CREDIT

   The Investment Company has a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Investment Company is charged an annual commitment fee of .125% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Investment Company's Funds. Interest is calculated at the Federal Fund Rate plus .50% annually. The Fund may borrow up to a maximum of 33.33% of the value of its net assets under the agreement. The agreement will expire December 20, 2006 and will not be renewed at that time. The Fund did not have any drawdowns for the period ended October 31, 2006.

8. INTERFUND LENDING PROGRAM

   The Investment Company Fund has been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the Fund may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to the Fund's fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. The Fund may

 24  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity of additional borrowing costs. The Fund did not borrow from the program for the period ended October 31, 2006.

9. RECORD OWNERSHIP

   As of October 31, 2006, the Fund had one shareholder of record with greater than 10% of the total outstanding shares of the Fund in the amount of 16.8%.

10. DIVIDENDS

   On December 18, 2006, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income payable on December 21, 2006 to shareholders on record December 19, 2006.

                                            NET INVESTMENT
   FUNDS                                        INCOME
   ----------------------------------------------------------
   Tax Managed Global Equity - Class C    $            0.1122
   Tax Managed Global Equity - Class S                 0.2121

                                               Notes to Financial Statements  25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Russell Investment Company (formerly Frank Russell Investment Company):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed Global Equity Fund (one of the portfolios constituting Russell Investment Company, hereafter referred to as the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the transfer agent, provides a reasonable basis for our opinion.

/s/ PricewatehouseCoopers LLP

Seattle, Washington
December 22, 2006

 26  Report of Independent Registered Public Accounting Firm

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

TAX INFORMATION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
For the year ended October 31, 2006, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2006, the Fund hereby designates under
Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Fund designates dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as 100.0%.

The Form 1099 mailed to you in January 2007 will show the tax status of all distributions paid to your account in calendar year 2006.

                                                             Tax Information  27

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the "RIMCo Agreement") and the portfolio management contract with each Money Manager of the Underlying Funds (collectively, the "portfolio management contracts") at a meeting held on April 18, 2006. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Fund and the Underlying Funds, sales and redemptions of the Fund's and the Underlying Funds' shares, and the management of the Fund and Underlying Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Fund and the Underlying Funds, including information requested by the Independent Trustees;
(2) information (the "Third-Party Information") received from an independent, nationally recognized provider of investment company information comparing the performance of the Fund and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds ("Comparable Funds") not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Fund and the Underlying Funds; and (3) an analysis of the Third-Party Information prepared by RIMCo (the "RIMCo Analysis" and, with the other information requested by the Independent Trustees or provided by RIMCo in connection with the Board's consideration of the portfolio management contracts, the "Agreement Renewal Information") addressing, among other things, performance and expense differentials between the Fund and Underlying Funds and their respective Comparable Funds. The Independent Trustees also received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 17, 2006, the Independent Trustees met in person to review the Agreement Renewal Information in a private session with independent counsel at which no representatives of RIMCo or management were present. At the April 18 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analysis received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser's style and investment philosophy. RIMCo has engaged multiple Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. Assets of each Underlying Fund have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of certain Underlying Fund's assets as described below and otherwise exercises investment discretion over the portion of each Underlying Fund's assets that RIMCo determines not to allocate to the money managers and for each Underlying Fund's cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of an Underlying Fund during transitions between money managers.

RIMCo is responsible for selecting Money Managers for each Underlying Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo in accordance with the Underlying Fund's applicable investment objective, policies and restrictions (each, a "segment"). RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund's investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Underlying Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo's research and analysis, such actions are appropriate. RIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money

 28  Basis for Approval of Investment Advisory Contracts

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

Managers for an Underlying Fund in a complementary manner. Therefore, RIMCo's selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Underlying Fund. The performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Fund's investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects in great part the performance of RIMCo in designing the Underlying Fund's investment program, structuring Underlying Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board also considered that the prospectuses for the Fund and the Underlying Funds and other public disclosures emphasize to investors RIMCo's role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds' Money Managers, and describe the manner in which the Fund and Underlying Funds operate so that investors may take the information into account when deciding to purchase shares of the Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds in which the Fund invests and the likelihood that, at the current expense ratio of each such Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to conduct the manager-of-managers strategy of each such Underlying Fund selected by shareholders in purchasing their shares of the Fund or an Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to the Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1. The nature, scope and quality of the services provided to the Fund and the Underlying Funds by RIMCo;

2. The advisory fee paid by the Fund or Underlying Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by RIMCo as to expenses incurred by the Fund or Underlying Fund; and

5. Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund and each Underlying Fund.

At the April 18 Board meeting, RIMCo and management reviewed the reasonableness of the Fund's and Underlying Funds' investment advisory fees. In discussing whether the Fund's Underlying Funds' performance supported these fees, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives. With respect to the Underlying Funds, these strategies included strategies which seek to achieve a lower tracking error (i.e. the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower relative performance than that of some of their respective Comparable Funds and, consequently, lower relative performance of the Fund than that of some of its respective Comparable Funds. RIMCo stated that the strategies pursued by the Underlying Funds are intended to result in less volatile, more moderate returns relative to each Underlying Fund's performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time. RIMCo stated that the Fund has a lower exposure to certain asset classes and investment styles than some of its respective Comparable Funds and, as a result, the Fund had lower relative performance than that of some of its Comparable Fund during the periods covered by the Third-Party Information.

On the basis of the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo, at the April 18 Board meeting, the Board, in respect of the Fund and Underlying Fund, found the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Fund or Underlying Funds, after giving effect to waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds.

                         Basis for Approval of Investment Advisory Contracts  29

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

The Board also determined that the relative expense ratio of the Fund and each Underlying Fund was comparable to those of its Comparable Funds; RIMCo's methodology of allocating expenses of operating funds in the complex was reasonable; and RIMCo's profitability with respect to the Fund and each Underlying Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

At the April 18 Board meeting, the Board concluded that the performance of the Fund and the Underlying Funds supported continuation of the RIMCo Agreement, again based upon the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo. In evaluating performance, the Board considered the Fund's and Underlying Fund's absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. In evaluating the Underlying Funds' performance, the Board also considered RIMCo's investment strategy of managing the Underlying Funds in a risk aware manner.

At the April 18 Board meeting, the Board considered for the Fund and Underlying Fund whether economies of scale have been realized and whether the fees for the Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. In its deliberations, the Board noted its findings reached at a meeting held on February 28, 2006 that the investment advisory fees for the Fund and each Underlying Fund appropriately reflect any economies of scale realized by the Fund or Underlying Fund. Its findings at the earlier meeting were based upon information and analyses prepared by RIMCo, including information as to variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Underlying Funds are lower, and may, in some cases, be substantially lower, than the rates paid by the Underlying Funds. RIMCo reviewed with the Trustees the differences in the scope of services it provides to institutional clients and the Underlying Funds. For example, institutional clients have fewer administrative needs than the Underlying Funds. It was further noted that since the Underlying Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

At the April 18 Board meeting, in voting to approve the continuation of the RIMCo Agreement on its current terms and conditions for the Fund and each Underlying Fund, the Board, after considering the foregoing and other relevant factors, determined that continuation of the RIMCo Agreement was in the best interests of the Fund and the Underlying Funds and their respective shareholders.

At the April 18 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager's performance over various periods; RIMCo's assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Fund's and Underlying Funds' underwriter; and RIMCo's recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo's explanation in light of the Board's findings as to the aggregate investment advisory fees paid by the Fund and Underlying Fund and the fact that each Money Manager's fee is paid by RIMCo.

Based substantially upon RIMCo's recommendations together with the information received from RIMCo in support of its recommendations, the Board concluded that the fees paid to the Money Managers of each Underlying Fund were reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Underlying Fund was in the best interests of the Fund and its shareholders.

During 2005 and 2006, the Trustees received proposals from RIMCo to manage directly approximately up to 10% of the assets of the Quantitative Equity Fund and the International Securities Fund (each a "Participating Underlying Fund") utilizing a "select holdings strategy" pursuant to the terms of the RIMCo Agreement, the actual allocation to be determined by each Participating Underlying Fund's RIMCo portfolio manager. Under this strategy, RIMCo analyzes the holdings of a Participating Underlying Fund's Money Managers in their Fund segments to identify particular stocks that have been selected by multiple Money Managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo will purchase additional shares of certain

 30  Basis for Approval of Investment Advisory Contracts

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

stocks for the Participating Underlying Fund. The strategy is designed to increase the Participating Underlying Fund's exposure to stocks that are viewed as attractive by multiple Money Managers of a Participating Underlying Fund. Implementation of this strategy includes periodic rebalancing of the Participating Underlying Fund's holdings. In connection with RIMCo's proposals, the Trustees received and considered information from RIMCo regarding the potential enhancements to the Participating Underlying Fund's performance based upon RIMCo's experience in employing the same strategy for other types of investment accounts under its management. The Trustees also considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, considered RIMCo's advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in implementing and carrying out the select holdings strategy; the limited amount of assets that would be managed directly by RIMCo pursuant to the select holdings strategy; the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund would not increase as a result of the implementation of the select holdings strategy. At the April 18, 2006 meeting, RIMCo advised the Board that the select holdings strategy has been implemented for the Quantitative Equity Fund, although a reasonable period of time is needed to evaluate fairly its impact on those Participating Underlying Funds' performance. Based upon the information received from RIMCo during 2005 and 2006 in connection with its select holdings strategy proposals, the Agreement Renewal Information and additional discussion at the April 18 meeting concerning the select holdings strategy, the Board in the case of the Participating Underlying Funds concluded that the investment advisory fees paid to RIMCo by each such Underlying Fund under the RIMCo Agreement in connection with the select holdings strategy continue to be reasonable in light of the nature and anticipated quality of the investment advisory services to be rendered by RIMCo.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo's recommendation, the portfolio management agreement with any Money Manager of an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of the Fund and each Underlying Fund.

At a meeting held on May 23, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Tax-Managed Large Cap Fund. In the case of the Underlying Fund, the Trustees approved the terms of the proposed portfolio management contract with the successor Money Manager based substantially upon RIMCo's recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Fund's underwriter; RIMCo's explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with RIMCo; RIMCo's awareness of the fees charged by the Money Manager to other clients; and RIMCo's belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 18, 2006 meeting as to the reasonableness of the aggregate investment advisory fees paid by the affected Underlying Fund, and the fact that the aggregate investment advisory fees paid by such Underlying Fund would not increase as a result of the implementation of the proposed money manager change because the money managers' investment advisory fee is paid by RIMCo.

At a meeting held on December 4, 2006, RIMCo advised the Board that the select holdings strategy was implemented in the International Securities Fund in the third quarter of 2006.

                         Basis for Approval of Investment Advisory Contracts  31

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

SHAREHOLDER REQUESTS FOR ADDITIONAL INFORMATION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
As a courtesy to Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, and (iv) at the Securities and Exchange Commission's public reference room.

The Board has delegated to RIMCo, as RIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds' Statement of Additional Information ("SAI"). The SAI is available (i) free of charge, upon request, by calling the Fund at
(800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Financial Statements of the Underlying Funds can be obtained at no charge by calling the Fund at (800) 787-7354.

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 787-7354 or contact your financial institution and we will begin sending you individual copies thirty days after receiving your request.

If you wish to receive the Fund's prospectus and each annual and semi-annual report electronically, please contact your financial institution.

 32  Shareholder Requests for Additional Information

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company ("RIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 *Michael J.A.        Trustee since     Appointed until  - Chairman of the Board, FRC          39         None
 Phillips,            2002              successor is     - 1990-2003, President, FRC
 Born January 20,                       duly elected     - 1993-2003, CEO, FRC
 1948                                   and qualified    - Trustee, RIC and RIF
                                                         - Director, RTC; Russell
 909 A Street                                              Investments (Suisse) S.A.
 Tacoma, Washington                                        (global investment
 98402-1616                                                services); Russell
                                                           Investments Limited
                                                           (consultant to institutional
                                                           investors in Europe and the
                                                           UK)
                                                         - Chairman of the Board and
                                                           President, Russell 20-20
                                                           Association; and Russell
                                                           Investments Delaware Inc.
                                                           (general partner in various
                                                           limited partnerships
                                                           ("RIDI"))
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 Thaddas L. Alston,   Trustee since     Appointed until  - Senior Vice President, Larco        39         None
 Born April 7, 1945   2006              successor is       Investments, Ltd.
                                        duly elected
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul E. Anderson,    Trustee since     Appointed until  - President, Anderson                 39         None
 Born October 15,     1984              successor is       Management Group LLC
 1931                                   duly elected       (private investments
                      Chairman of the   and qualified      consulting)
 909 A Street         Nominating and                     - February 2002 to June 2005,
 Tacoma, Washington   Governance        Appointed until    Lead Trustee, RIC and RIF
 98402-1616           Committee since   successor is
                      2006              duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------



* Mr. Phillips is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an interested trustee.

                              Disclosure of Information about Fund Directors  33

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake,    Trustee since     Appointed until  - President, Kristianne Gates         39         - Trustee WM Group
 Born January 22,     2000              successor is       Blake, P.S. (accounting                          of Funds
 1954                                   duly elected       services)                                        (investment
                      Chairperson       and qualified    - Director and Chairman of the                     company)
 909 A Street         since 2005                           Audit Committee, Avista                        - Director, Avista
 Tacoma, Washington                     Annual             Corp.                                            Corp.
 98402-1616                                              - Trustee and Chairman of the
                                                           Operations and Distribution
                                                           Committee, WM Group of Funds
                                                         - February 2002 to June 2005,
                                                           Chairman of the Audit
                                                           Committee, RIC and RIF
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Daniel P. Connealy   Trustee since     Appointed until  - June 2004 to present, Senior        39         None
 Born June 6, 1946    2003              successor is       Vice President and Chief
                                        duly elected       Financial Officer, Waddell &
 909 A Street         Chairman of       and qualified      Reed Financial, Inc.
 Tacoma, Washington   Audit Committee                    - 2003, Retired
 98402-1616           since 2005        Appointed until  - 2001-2003, Vice President
                                        successor is       and Chief Financial Officer,
                                        duly elected       Janus Capital Group Inc.
                                        and qualified    - 1979-2001, Audit and
                                                           Accounting Partner,
                                                           PricewaterhouseCoopers LLP
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jonathan Fine        Trustee since     Appointed until  - President and Chief                 39         None
 Born July 8, 1954    2004              successor is       Executive Officer, United
                                        duly elected       Way of King
 909 A Street                           and qualified      County, WA
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Raymond P.           Trustee since     Appointed until  - President, Simpson                  39         None
 Tennison, Jr.        2000              successor is       Investment Company and
 Born December 21,                      duly elected       several additional
 1955                                   and qualified      subsidiary companies,
                                                           including Simpson Timber
 909 A Street                                              Company, Simpson Paper
 Tacoma, Washington                                        Company and Simpson Tacoma
 98402-1616                                                Kraft Company
----------------------------------------------------------------------------------------------------------------------------

 34  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Jack Thompson,       Trustee since     Appointed until  - September 2003 to present,          39         Director, Sparx
 Born March 21, 1949  2005              successor is       Independent Board Chair and                    Japan Fund
                                        duly elected       Chairman of the Audit
 909 A Street                           and qualified      Committee, Sparx Japan Fund
 Tacoma, Washington                                      - May 1999 to May 2003,
 98402-1616                                                President, Chief Executive
                                                           Officer and Director, Berger
                                                           Financial Group, LLC
                                                         - May 1999 to May 2003,
                                                           President and Trustee,
                                                           Berger Funds
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Julie W. Weston,     Trustee since     Appointed until  - Retired since 2000                  39         None
 Born October 2,      2002              successor is     - 1987 to 2002, Director,
 1943                                   duly elected       Smith Barney Fundamental
                      Chairperson of    and qualified      Value Fund
 909 A Street         the Investment
 Tacoma, Washington   Committee since   Appointed until
 98402-1616           2006              successor is
                                        duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------
 TRUSTEES EMERITUS
----------------------------------------------------------------------------------------------------------------------------
 *George F. Russell,  Trustee Emeritus  Until            - Director Emeritus, Frank            39         None
 Jr.,                 and Chairman      resignation or     Russell Company (investment
 Born July 3, 1932    Emeritus since    removal            consultant to institutional
                      1999                                 investors ("FRC")); and
 909 A Street                                              RIMCo
 Tacoma, Washington                                      - Chairman Emeritus, RIC and
 98402-1616                                                RIF; Russell Implementation
                                                           Services Inc. (broker-dealer
                                                           and investment adviser
                                                           ("RIS")); Russell 20-20
                                                           Association (non-profit
                                                           corporation); and Russell
                                                           Trust Company (non-
                                                           depository trust company
                                                           ("RTC"))
                                                         - Chairman, Sunshine
                                                           Management Services, LLC
                                                           (investment adviser)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul Anton, Ph.D.,   Trustee Emeritus  Five year term   - Retired since 1997                  39         None
 Born December 1,     since 2003                         - Trustee of RIC and RIF until
 1919                                                      2002
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
*  Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

                              Disclosure of Information about Fund Directors  35

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES EMERITUS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 William E. Baxter,   Trustee Emeritus  Five year term   - Retired since 1986                  39         None
 Born June 8, 1925    since 2004                         - Trustee of RIC and RIF until
                                                           2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Lee C. Gingrich,     Trustee Emeritus  Five year term   - Retired since 1995                  39         None
 Born October 6,      since 2006                         - Trustee of RIC and RIF until
 1930                                                      2005
                                                         - Chairman of the Nominating
 909 A Street                                              and Governance Committee
 Tacoma, Washington                                        2001-2005
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Eleanor W. Palmer,   Trustee Emeritus  Five year term   - Retired since 1981                  39         None
 Born May 5, 1926     since 2004                         - Trustee of RIC and RIF
                                                           until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------

 36  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                Position(s) Held
            Name,                with Fund and         Term                        Principal Occupation(s)
             Age,                  Length of            of                               During the
           Address                Time Served         Office                            Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------
 Cheryl Wichers                 Chief Compliance  Until removed    - Chief Compliance Officer, RIC
 Born December 16, 1966         Officer since     by Independent   - Chief Compliance Officer, RIF
                                2005              Trustees         - Chief Compliance Officer, RIMCo
 909 A Street                                                      - April 2002-May 2005, Manager, Global Regulatory
 Tacoma, Washington                                                  Policy
 98402-1616                                                        - 1998-2002, Compliance Supervisor, Russell Investment
                                                                     Group
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Greg J. Stark,                 President and     Until successor  - President and CEO, RIC and RIF
 Born May 3, 1968               Chief Executive   is chosen and    - Chairman of the Board, President and CEO, RIMCo
                                Officer since     qualified by     - Chairman of the Board, President and CEO, RFD
 909 A Street                   2004              Trustees         - Chairman of the Board and President, Russell
 Tacoma, Washington                                                  Insurance Agency, Inc. (insurance agency ("RIA"))
 98402-1616                                                        - Until 2004, Managing Director of Individual Investor
                                                                     Services, FRC
                                                                   - 2000 to 2004, Managing Director, Sales and Client
                                                                     Service, RIMCo
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson,               Treasurer and     Until successor  - Treasurer, Chief Accounting Officer and CFO, RIC and
 Born November 26, 1963         Chief Accounting  is chosen and      RIF
                                Officer since     qualified by     - Director, Funds Administration, RIMCo, RTC and RFD
 909 A Street                   1998              Trustees         - Treasurer and Principal Accounting Officer, SSgA
 Tacoma, Washington                                                  Funds
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hanly,               Chief Investment  Until removed    - Chief Investment Officer, RIC, RIF, FRC, RTC
 Born November 17, 1964         Officer since     by Trustees      - Director and Chief Investment Officer, RIMCo and RFD
                                2004                               - 1999 to 2003, Chief Financial Officer, FRC, RIC and
 909 A Street                                                        RIF
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Karl J. Ege,                   Secretary since   Until successor  - General Counsel and Managing Director of Law and
 Born October 8, 1941           1994              is chosen and      Government Affairs, Secretary, FRC
                                                  qualified by
 909 A Street                                     Trustees
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------

                              Disclosure of Information about Fund Directors  37

TAX-MANAGED GLOBAL EQUITY FUND

RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

TRUSTEES
 Thaddas L. Alston
 Paul E. Anderson
 Kristianne Blake
 Daniel P. Connealy
 Jonathan Fine
 Michael J.A. Phillips
 Raymond P. Tennison, Jr.
 Jack R. Thompson
 Julie W. Weston

TRUSTEES EMERITUS
 George F. Russell, Jr.
 Paul Anton, Ph.D.
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

OFFICERS
 Gregory J. Stark, President and Chief Executive Officer
 Cheryl Wichers, Chief Compliance Officer
 Thomas F. Hanly, Chief Investment Officer
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Karl J. Ege, Secretary

ADVISOR, ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT
 Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Josiah Quincy Building
 200 Newport Avenue
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) 787-7354

LEGAL COUNSEL
 Dechert LLP
 200 Clarendon Street, 27th Floor
 Boston, MA 02116-5021

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 PricewaterhouseCoopers LLP
 1420 5th Avenue
 Suite 1900
 Seattle, WA 98101

MONEY MANAGERS OF UNDERLYING FUNDS AS OF OCTOBER 31, 2006

Quantitative Equity Fund
 Aronson + Johnson + Ortiz, L.P., Philadelphia, PA
 Franklin Portfolio Associates, LLC, Boston, MA
 Goldman Sachs Asset Management, L.P., New York, NY
 Jacobs Levy Equity Management, Inc., Florham Park, NJ

International Securities Fund
 AllianceBernstein, L.P., New York, NY
 AQR Capital Management, LLC, Greenwich, CT
 Axiom International Investors, LLC, Greenwich, CT
 Fidelity Management & Research Company, Boston, MA
 Marvin & Palmer Associates, Inc., Wilmington, DE
 MFS Institutional Advisors, Inc., Boston, MA
 Mondrian Investment Partners Limited, London, England
 The Boston Company Asset Management, LLC, Boston, MA
 Wellington Management Company, LLP, Boston, MA

Emerging Markets Fund
 AllianceBernstein, L.P., New York, NY
 Arrowstreet Capital, L.P., Cambridge, MA
 Genesis Asset Managers, LLP, Guernsey, Channel Islands
 Harding Loevner Management, L.P., Somerville, NJ
 T. Rowe Price International, Inc., Baltimore, MD

Tax-Managed Large Cap Fund
 J.P. Morgan Investment Management, Inc., New York, NY
 Nicholas-Applegate Capital Management, LLC, San Diego, CA
 Palisades Investment Partners, LLC, Santa Monica, CA
 Sands Capital Management, Inc., Arlington, VA
 Turner Investment Partners, Inc., Berwyn, PA

Tax-Managed Mid & Small Cap Fund
 Chartwell Investment Partners, Berwyn, PA
 Netols Asset Management, Inc., Mequon, WI
 Parametric Portfolio Associates, LLC, Seattle, WA
 Transamerica Investment Management, LLC, Denver, CO

 Turner Investment Partners, Inc., Berwyn, PA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

 38  Manager, Money Managers and Service Providers

(RUSSELL LOGO)

RUSSELL INVESTMENT COMPANY
909 A Street
Tacoma, Washington 98402

800-787-7354
Fax: 253-591-3495

www.russell.com

On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company, and Frank Russell Investment Management Company changed its
name to Russell Investment Management Company.               36-08-086 (1 10/06)

RUSSELL FUNDS


2006 ANNUAL REPORT

CLASS A AND B SHARES:

RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND


OCTOBER 31, 2006


                                                                  (RUSSELL LOGO)

Russell Investment Company

Russell Investment Company is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on one of these Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

                                  [Blank Page]

                           Russell Investment Company

                 Russell Multi-Manager Principal Protected Fund

                                 Annual Report

                                October 31, 2006

                               Table of Contents

                                                                            Page
To Our Clients.......................................................         3

Market Summary.......................................................         4

Portfolio Management Discussion......................................         6

Shareholder Expense Example..........................................         8

Schedule of Investments..............................................         9

Notes to Schedule of Investments.....................................        13

Statement of Assets and Liabilities..................................        14

Statement of Operations..............................................        15

Statements of Changes in Net Assets..................................        16

Financial Highlights - Class A.......................................        17

Financial Highlights - Class B.......................................        18

Notes to Financial Statements........................................        19

Report of Independent Registered Public Accounting Firm..............        28

Investment Objective and Investment Strategy during the Guarantee
  Period.............................................................        29

Tax Information......................................................        30

Basis for Approval of Investment Advisory Contracts..................        31

Shareholder Requests for Additional Information......................        34

Disclosure of Information about Fund Directors.......................        35

Manager, Money Managers and Service Providers........................        40

Russell Investment Company - Russell Multi-Manager Principal Protected Fund.

Copyright (c) Russell Investment Group 2006. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

FUND OBJECTIVES, RISKS, CHARGES AND EXPENSES SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER IMPORTANT INFORMATION MUST PRECEDE OR ACCOMPANY THIS MATERIAL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

SECURITIES DISTRIBUTED THROUGH RUSSELL FUND DISTRIBUTORS, INC. MEMBER NASD, PART OF RUSSELL INVESTMENT GROUP.

Effective July 1, 2006 Frank Russell Investment Company changed its name to Russell Investment Company ("RIC"). RIC Funds are distributed by Russell Fund Distributors, Inc., and advised by Russell Investment Management Company ("RIMCo"). Effective July 1, 2006 RIMCo changed its name from Frank Russell Investment Management Company.

Russell Investment Group and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

TO OUR CLIENTS



As you read Russell Investment Company's 2006 Annual Report, we would like to take this opportunity to review our investment approach, which is designed to help long-term investors build financial security and save for retirement.

Our process is complex, but our goal is simple. We evaluate and select money managers in each asset class and within each investment style. Then we build diversified mutual funds aimed at providing long-term, consistent results.

Russell guides investments for some of the world's largest investors -- and we provide that same manager research to our mutual funds, which are available to individual investors.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

   (/s/ GREG STARK)

Greg Stark

Chief Executive Officer, Chairman and President.

                                                               To Our Clients  3

RUSSELL INVESTMENT COMPANY

MARKET SUMMARY AS OF OCTOBER 31, 2006 (UNAUDITED)

U.S. EQUITY MARKETS

For the fiscal year ending October 31, 2006, investors were preoccupied by The Federal Reserve (the "Fed") Board's actions and commentary. In the first half of the year, when both economic growth and inflation were running above the Fed's comfort levels, the U.S. stock market was led by highly cyclical stocks, especially those tied to the strong performing commodities market. The stock market rewarded companies that were generating strong earnings growth in an economy that was growing at unsustainable levels.

However, the cumulative effects of rising energy prices and interest rates, and a notable slowdown in housing activity eventually resulted in the moderation in economic activity that the Fed had been seeking. By late spring and early summer 2006, investors were now asking whether the Fed had engineered a hard landing for the economy and whether a housing-led recession was unavoidable. This marked change in investor sentiment was reflected in a significant leadership reversal with lower risk, recession resistant stocks gaining favor. Now, the market favored stocks with the highest dividend yields as companies with above-average earnings growth prospects lost favor. Interestingly, however, overall market indexes showed impressive gains during the fiscal year, as the market responded to both sensational corporate earnings and evidence that the Fed's tightening cycle had ended. For the fiscal year ending October 31, 2006, the Russell 3000(R) Index returned 16.37%.

Despite the backdrop of strong corporate earnings (that have grown at double digit rates for the last three years), overall market leadership in this period was highly defensive. Stocks with high dividend yields substantially outperformed lower yielding stocks. Companies with well above-average growth rates lagged, in favor of slower growing firms. This investor preference for yield over growth was reflected in style leadership for the fiscal year, as the Russell 1000 Value(R) Index (+21.45%) outperformed the Russell 1000 Growth(R) Index (+10.86%). This extended the multi-year outperformance of value stocks and resulted in a further compression of valuations among companies (i.e., the dispersion of P/E multiples within the stock market).

Some of the value leadership is attributable to the market's preference for yield and interest rate sensitivity as investors digested the Fed's interest rate pause. Among the best sector performers were utilities (+26.77%) and financial services (+19.77%). Meanwhile, REITs returned an extraordinary 36.37%. In contrast, traditional growth sector returns within the Russell 1000(R) Index such as technology (+11.68%), health care (+10.34%), and consumer discretionary (+13.68%), while delivering positive absolute returns, lagged the Russell 1000(R) Index.

Market leadership continued to favor smaller and medium sized companies, although the spread narrowed as investors grew more defensive. The Russell 1000(R) Index (an index of large and medium capitalization companies) returned 16.02% versus 19.96% for the Russell 2000(R) Index (an index of small capitalization companies).

The fiscal year was extremely challenging for active money managers across the style spectrum. The Lipper Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 1.81%, the Lipper Large Cap Value Funds Average lagged the Russell 1000(R) Value Index by 3.72%, the Lipper Large Cap Growth Funds

 4  Market Summary

RUSSELL INVESTMENT COMPANY

Average underperformed the Russell 1000(R) Growth Index by 3.44%, and the Lipper Small-Cap Core Funds Average trailed the Russell 2000(R) by 3.56%. Even though the Lipper returns are net of fees, the actively managed mutual funds still trailed the indexes by a large margin.

The main contributors to the difficult active management environment were the significant out-performance of higher yielding stocks that many value investors considered overvalued and the poor returns of the faster growing companies within the growth arena. With the narrow valuation spreads among companies of differing growth rates, active money managers were positioned toward "growthier" companies within their benchmarks. The market did not reward this positioning during this period.

U.S. FIXED INCOME MARKETS

The Federal Reserve Board's interest rate hikes were one of the biggest factors impacting the fixed income markets. The Fed raised the target fed funds rate (the interest rate at which depository institutions lend money at the Fed to other depository institutions overnight) six times throughout the fiscal year, from 3.75% at the end of October 2005 to 5.25% one year later. The Fed's interest rate hikes reflected a continued attempt to move toward a neutral monetary policy to counter rising inflationary pressures. Despite inflation measures that remained elevated and above the Fed's comfort level, the Fed's highly anticipated pause, after 17 consecutive rate hikes since June 2004, came in August. The Fed cited moderating economic growth and the cumulative effects of previous interest rate hikes as impetuses for the pause. The Treasury yield curve moved markedly from month to month as investors tried to reconcile conflicting economic signals (e.g., a slowing housing market, rising (and falling) commodity prices, wage inflation, and productivity concerns). On a rolling one-year basis, however, shorter-term rates followed Fed policy, while longer-term rates remained virtually unchanged. This resulted in an upward-sloping, normal yield curve becoming inverted (when short term interest rates exceed long rates) by fiscal year end. With nearly static intermediate and long-term rates, investment grade bonds relied upon higher coupon rates in order to provide yield higher than US Treasuries. The Lehman Brothers US Aggregate Bond Index, a broad measure of US investment grade fixed income securities, returned 5.19% for the fiscal year ending October 31, 2006.

Among sectors, the riskier sectors continued to post strong performance. As in the three prior years, high yield and emerging market debt bonds outperformed other bond sectors. High yield bonds continued to benefit from record low corporate default levels, as well as strong technical demand for increased yield. The high yield bond sector, as represented by the Lehman Brothers US Corporate High Yield Index, returned 10.31% over the year compared to 4.43% for the Lehman Brothers US Treasury Index. Emerging market debt performed well due in part to commodity price increases, credit ratings upgrades and relatively non-turbulent election cycles. Emerging market bonds, as represented by the Lehman Brothers Emerging Markets (US Dollar) Index, returned 12.02%.

Investment grade corporate bonds benefited from the same factors that drove the high yield market. For the fiscal year, the Lehman Brothers US Credit Index returned 5.36%. Despite another year of increased regulatory scrutiny of the mortgage market, mortgage securities continued to do well. The Lehman Brothers MBS Fixed Rate Index returned 5.68%. As the fiscal year ended, yield spreads between corporate bonds and mortgages relative to Treasuries continued to be at historical lows. This reflected a search for yield even in the face of a bondholder-unfriendly market environment with loosening underwriting standards, share repurchases and escalating leveraged buyout activity.

                                                               Market Summary  5

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
(LINE GRAPH)

                                                 MULTI-MANAGER PRINCIPAL                                LEHMAN BROTHERS 3-5 YEAR
                                                   PROTECTED - CLASS A      RUSSELL 1000(R) INDEX ++       TREASURY INDEX ++++
                                                 -----------------------    ------------------------    ------------------------
Inception*                                                10000                       10000                       10000
2003                                                      10323                       12132                       10229
2004                                                      10592                       13264                       10605
2005                                                      10625                       14653                       10515
2006                                                      11193                       17001                       10964

Multi-Manager Principal Protected Fund - Class A#
----------------------------------------------------------


    PERIODS ENDED                     TOTAL
      10/31/06                        RETURN
---------------------    --------------------------------
1 Year                                 5.35%
Inception*                             3.03%sec.

Multi-Manager Principal Protected Fund - Class B#
----------------------------------------------------------


    PERIODS ENDED                     TOTAL
      10/31/06                        RETURN
---------------------    --------------------------------
1 Year                                  4.65%
Inception*                              2.27%sec.

Russell 1000()(R) Index ++
----------------------------------------------------------


    PERIODS ENDED                     TOTAL
      10/31/06                        RETURN
---------------------    --------------------------------
1 Year                                16.02%
Inception*                            15.09%sec.

Lehman Brothers 3-5 Year Treasury Index ++++
----------------------------------------------------------


    PERIODS ENDED                     TOTAL
      10/31/06                        RETURN
---------------------    --------------------------------
1 Year                                 4.27%
Inception*                             9.64%sec.

 6  Portfolio Management Discussion

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks some capital growth, while seeking to preserve principal.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006?

For the fiscal year ended October 31, 2006, the Russell Multi-Manager Principal Protected Fund Class A and Class B Shares gained 5.35% and 4.65%, respectively. This compared to the Russell 1000(R) Index, which gained 16.02%, and the Lehman 3-5 Year Government Treasury Index, which returned 4.27% during the same period. The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund is currently meeting its capital preservation objective.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

With short term interest rates rising, the fixed income component of the Fund produced just modestly positive absolute returns but outperformed the Lehman 3-5 Year Government Treasury Index. The Fund's fixed income component is managed to mature at or close to the end of the guarantee period, at approximately March, 2008. As the Fund approaches the end of the guarantee period, the maturity of the Fund's fixed income component becomes increasingly shorter than that of the Lehman 3-5 Year Government Treasury Index. As a result, the Fund was shorter in duration than the Lehman 3-5 Year Government Treasury Index which contributed positively to performance in a rising interest rate environment.

In the equity market, the integrated oil sector and value stocks continued their strong performance. The Fund's equity component had a slightly above benchmark allocation to integrated oil stocks and this contributed to the equity component's positive excess return relative to its Russell 1000 Index benchmark.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Rising interest rates, leading to falling prices of fixed income securities, was the primary detractor to performance in the fixed income component of the Fund. Offsetting this, the Fund's fixed income money manager, Lehman Brothers Asset Management, LLC, maintained its overweight to shorter maturity bonds, which resulted in the Fund's shorter duration relative to its benchmark. This contributed positively to the performance of the fixed income component. The average maturity of the Fund's fixed income component declined to 1.33 years at the end of this fiscal year from 2.2 years at the end of the last fiscal year.

In the equity component, Lord, Abbett & Co., LLC's valuation-based strategy produced returns in excess of the Russell 1000 Index during the initial seven months of the fiscal year. Thereafter, Jacobs Levy Equity Management, Inc. was the sole equity manager in the Fund and provided returns that were similar to those of the benchmark.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

The fixed income component of the Fund had no changes to structure or money manager line-up for the fiscal year.

In the equity component of the Fund, Jacobs Levy Equity Management, Inc. replaced Lord Abbett and Kayne Anderson Rudnick Investment Management, LLC. Currently, as the sole equity manager in the Fund, Jacobs Levy implements a quantitative investment strategy.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

                              --------------------

*      The Fund commenced operations on January 21, 2003. Index
       comparison began January 21, 2003.
#      The inception total return reflects the deduction of 5.00% sales charge for Class A and reflects a 4.00% deferred sales charge for Class
       B. Neither of these sales charges were deducted from the total returns for the one year period since no shares were sold during this period.
++ The Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.
++++   The Lehman 3-5 Year Government Treasury Index contains US
       Treasury securities with a maturity from 3 up to (but not including) 5 years.
sec.   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                              Portfolio Management Discussion  7

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING THE FUND'S EXPENSE EXAMPLE. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR THE FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,025.00      $     1,014.62
Expenses Paid During
Period*                       $        10.72      $        10.66

* Expenses are equal to the Fund's annualized expense ratio of 2.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS B                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2006                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2006              $     1,021.70      $     1,010.84
Expenses Paid During
Period*                       $        14.52      $        14.44

* Expenses are equal to the Fund's annualized expense ratio of 2.85% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 8  Shareholder Expense Example

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 37.5%
Auto and Transportation - 1.1%
Burlington Northern Santa Fe Corp.                      1,900             147
Expeditors International
   Washington, Inc.                                       900              43
Goodyear Tire & Rubber Co. (The) (AE)                   2,800              43
Heartland Express, Inc.                                   500               8
TRW Automotive Holdings Corp. (AE)                        600              16
UAL Corp. (AE)                                          1,900              68
Union Pacific Corp.                                     1,700             154
                                                                 ------------
                                                                          479
                                                                 ------------

Consumer Discretionary - 5.6%
Aeropostale, Inc. (AE)                                    500              15
American Eagle Outfitters, Inc.                           500              23
AnnTaylor Stores Corp. (AE)                             1,100              48
Best Buy Co., Inc.                                      1,500              83
CBS Corp. Class B                                       4,700             136
Chipotle Mexican Grill, Inc. Class B (AE)                 311              18
Christopher & Banks Corp.                                 100               3
Circuit City Stores, Inc.                                 900              24
Coldwater Creek, Inc. (AE)                                500              15
Costco Wholesale Corp.                                  2,500             133
Dress Barn, Inc. (AE)                                   1,700              37
Expedia, Inc. (AE)                                      2,300              37
Family Dollar Stores, Inc.                              1,700              50
Federated Department Stores, Inc.                       3,400             149
Google, Inc. Class A (AE)                                 500             238
Hasbro, Inc.                                            2,000              52
InterActiveCorp (AE)                                    1,100              34
International Game Technology                             600              26
Limited Brands, Inc.                                    1,800              53
Manpower, Inc.                                            300              20
Marriott International, Inc. Class A                    2,900             121
McDonald's Corp.                                        4,649             195
McGraw-Hill Cos., Inc. (The)                            2,100             135
Men's Wearhouse, Inc. (The)                             1,000              40
Office Depot, Inc. (AE)                                 2,200              92
Sirius Satellite Radio, Inc. (AE)                       4,300              17
Staples, Inc.                                           4,800             124
Starbucks Corp. (AE)                                    2,400              91
Target Corp.                                            3,100             184
TJX Cos., Inc.                                          4,800             139
Yum! Brands, Inc.                                       1,800             107
                                                                 ------------
                                                                        2,439
                                                                 ------------

-----------------------------------------------------------------------------
                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $

Consumer Staples - 1.9%
Anheuser-Busch Cos., Inc.                               2,700             128
Coca-Cola Co. (The)                                     1,900              89
Coca-Cola Enterprises, Inc.                             2,200              44
CVS Corp.                                               4,700             147
Kroger Co. (The)                                        2,500              56
McCormick & Co., Inc.                                     800              30
Molson Coors Brewing Co. Class B                          700              50
PepsiCo, Inc.                                           3,900             247
Walgreen Co.                                              500              22
                                                                 ------------
                                                                          813
                                                                 ------------

Financial Services - 8.1%
Allstate Corp. (The)                                    1,700             104
American International Group, Inc.                      3,400             228
Ameriprise Financial, Inc.                                700              36
AmSouth Bancorporation                                    900              27
AON Corp.                                               2,200              77
Automatic Data Processing, Inc.                         1,900              94
Bank of America Corp.                                   7,500             404
BB&T Corp.                                              1,500              65
CapitalSource, Inc. (o)                                 1,500              42
CB Richard Ellis Group, Inc. Class A (AE)               2,700              81
Charles Schwab Corp. (The)                              5,000              91
CIT Group, Inc.                                         1,500              78
Citigroup, Inc.                                         6,600             331
Colonial BancGroup, Inc. (The)                            900              22
Corus Bankshares, Inc.                                  1,200              25
Fiserv, Inc. (AE)                                         600              30
Franklin Resources, Inc.                                1,600             182
Global Payments, Inc.                                   1,600              70
Goldman Sachs Group, Inc.                               1,400             266
Hartford Financial Services
   Group, Inc.                                            700              61
Lehman Brothers Holdings, Inc.                            600              47
Loews Corp.                                             1,400              55
Metlife, Inc.                                           3,100             177
Moody's Corp.                                           1,000              66
Morgan Stanley                                          3,300             252
PNC Financial Services Group, Inc.                      2,200             154
Progressive Corp. (The)                                   900              22
Raymond James Financial, Inc.                             700              22
Sotheby's Holdings Class A (AE)                           900              34
Stancorp Financial Group, Inc.                            500              23
SunTrust Banks, Inc.                                      800              63
Wells Fargo & Co.                                       7,200             261
Zenith National Insurance Corp.                           500              23
                                                                 ------------
                                                                        3,513
                                                                 ------------

                                                      Schedule of Investments  9

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Health Care - 6.1%
Abbott Laboratories                                     2,800             133
Aetna, Inc.                                             1,400              58
Amgen, Inc. (AE)                                        3,100             235
Becton Dickinson & Co.                                  2,600             182
Biogen Idec, Inc. (AE)                                  1,900              90
Cardinal Health, Inc.                                   1,600             105
Caremark Rx, Inc.                                       2,500             123
Express Scripts, Inc. Class A (AE)                        500              32
Genentech, Inc. (AE)                                    1,900             158
Health Net, Inc. (AE)                                   1,000              42
Humana, Inc. (AE)                                         600              36
Johnson & Johnson                                       5,200             350
Merck & Co., Inc.                                       4,900             223
Pfizer, Inc.                                           13,500             360
Pharmaceutical Product Development, Inc.                  700              22
Schering-Plough Corp.                                   8,200             182
Stryker Corp.                                           1,800              94
Tenet Healthcare Corp. (AE)                             2,900              20
Varian Medical Systems, Inc. (AE)                       1,100              60
WellPoint, Inc. (AE)                                    1,700             130
                                                                 ------------
                                                                        2,635
                                                                 ------------

Integrated Oils - 1.9%
ConocoPhillips                                          3,700             223
Exxon Mobil Corp.                                       6,800             486
Marathon Oil Corp.                                      1,300             112
                                                                 ------------
                                                                          821
                                                                 ------------

Materials and Processing - 2.8%
Archer-Daniels-Midland Co.                              3,700             142
Dow Chemical Co. (The)                                  4,200             171
EI Du Pont de Nemours & Co.                             3,800             174
Freeport-McMoRan Copper & Gold, Inc. Class B            1,400              85
Hercules, Inc. (AE)                                     1,100              20
Huntsman Corp. (AE)                                       900              16
Jacobs Engineering Group, Inc. (AE)                       500              38
Lyondell Chemical Co.                                   2,100              54
Masco Corp.                                             2,100              58
Mueller Industries, Inc.                                  500              18
OM Group, Inc. (AE)                                       600              34
Packaging Corp. of America                                500              12
Pactiv Corp. (AE)                                       1,500              46
PPG Industries, Inc.                                    1,300              89
Reliance Steel & Aluminum Co.                           1,100              38
Rohm & Haas Co.                                         1,800              93

-----------------------------------------------------------------------------
                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
USG Corp. (AE)                                            700              34
Vulcan Materials Co.                                      800              65
                                                                 ------------
                                                                        1,187
                                                                 ------------
Miscellaneous - 1.4%
Eaton Corp.                                               300              22
General Electric Co.                                   12,200             428
Johnson Controls, Inc.                                  1,500             122
Textron, Inc.                                             500              46
                                                                 ------------
                                                                          618
                                                                 ------------
Other Energy - 1.4%
Alon USA Energy, Inc.                                     500              14
Anadarko Petroleum Corp.                                2,600             120
Cameron International Corp. (AE)                        1,500              75
Halliburton Co.                                         2,000              65
Helmerich & Payne, Inc.                                 1,700              41
Holly Corp.                                               500              24
Newfield Exploration Co. (AE)                           1,500              61
Oceaneering International, Inc. (AE)                      500              18
Plains Exploration & Production Co. (AE)                  800              34
Smith International, Inc.                                 800              31
Sunoco, Inc.                                              500              33
Superior Energy Services, Inc. (AE)                       800              25
Tetra Technologies, Inc. (AE)                           1,500              39
Western Refining, Inc.                                    500              12
                                                                 ------------
                                                                          592
                                                                 ------------
Producer Durables - 1.3%
Agilent Technologies, Inc. (AE)                         2,100              75
Emerson Electric Co.                                    1,800             152
Gardner Denver, Inc. (AE)                               1,000              34
Goodrich Corp.                                            800              35
Illinois Tool Works, Inc.                                 800              38
Lam Research Corp. (AE)                                   500              25
Lockheed Martin Corp.                                     800              69
Manitowoc Co., Inc. (The)                               1,500              82
Technitrol, Inc.                                          500              13
Waters Corp. (AE)                                         800              40
                                                                 ------------
                                                                          563
                                                                 ------------
Technology - 5.0%
Adobe Systems, Inc. (AE)                                2,400              92
Advanced Micro Devices, Inc. (AE)                       3,000              64
Agere Systems, Inc. (AE)                                1,200              20
Altera Corp. (AE)                                       2,900              54
Atmel Corp. (AE)                                        2,000              12
BEA Systems, Inc. (AE)                                  4,800              78

 10  Schedule of Investments

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
BMC Software, Inc. (AE)                                 1,900              58
Brocade Communications Systems, Inc. (AE)               2,900              24
Cadence Design Systems, Inc. (AE)                       2,600              46
Ciena Corp. (AE)                                          900              21
Cisco Systems, Inc. (AE)                                4,700             113
Hewlett-Packard Co.                                     7,200             279
Integrated Device Technology, Inc. (AE)                 2,200              35
International Business Machines Corp.                   3,200             296
Jabil Circuit, Inc.                                     1,200              34
LSI Logic Corp. (AE)                                    3,300              33
Motorola, Inc.                                          8,300             191
ON Semiconductor Corp. (AE)                             1,500               9
Oracle Corp. (AE)                                       9,000             166
Qualcomm, Inc.                                          4,900             178
Rockwell Automation, Inc.                                 500              31
Sanmina-SCI Corp. (AE)                                  3,100              12
Solectron Corp. (AE)                                    5,900              20
Sun Microsystems, Inc. (AE)                            15,900              86
Sycamore Networks, Inc. (AE)                            3,900              15
Symantec Corp. (AE)                                     2,700              54
Synopsys, Inc. (AE)                                     2,000              45
Unisys Corp. (AE)                                       3,800              25
Utstarcom, Inc. (AE)                                    2,500              27
Western Digital Corp. (AE)                              3,300              60
                                                                 ------------
                                                                        2,178
                                                                 ------------

Utilities - 0.9%
American Electric Power Co., Inc.                       1,600              66
Edison International                                      500              22
Mirant Corp. (AE)                                         700              21
Verizon Communications, Inc.                            7,200             268
                                                                 ------------
                                                                          377
                                                                 ------------

TOTAL COMMON STOCKS
(cost $14,449)                                                         16,215
                                                                 ------------

-----------------------------------------------------------------------------
                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $

LONG-TERM DEBT OBLIGATIONS - 52.5%
United States Government Treasuries - 52.5%
United States Treasury
   Principal Only STRIP
   Zero coupon due 02/15/08                            19,290          18,141
   Zero coupon due 05/15/08                             4,945           4,600
                                                                 ------------

TOTAL LONG-TERM DEBT OBLIGATIONS
(cost $22,793)                                                         22,741
                                                                 ------------

SHORT-TERM INVESTMENTS - 9.9%
Russell Investment Company Money Market Fund          556,000             556
Russell Investment Company US Government Money
   Market Fund                                      3,530,000           3,530
United States Treasury Bills (c)(z)(sec.)
   4.875% due 12/07/06                                     50              50
   4.894% due 12/07/06                                     50              50
   4.909% due 12/07/06                                     10              10
   4.987% due 12/07/06                                    100             100
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $4,296)                                                           4,296
                                                                 ------------

TOTAL INVESTMENTS - 99.9%
(identified cost $41,538)                                              43,252

OTHER ASSETS AND LIABILITIES, NET - 0.1%                                   44
                                                                 ------------

NET ASSETS - 100.0%                                                    43,296
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                     Schedule of Investments  11

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
S&P 500 E-Mini Index (CME)
   expiration date 12/06 (19)                               1,314                 15

United States Treasury 2 Year Notes
   expiration date 12/06 (9)                                1,840                  7
                                                                     ---------------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts                                                                      22
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       1.1
Consumer Discretionary                                        5.6
Consumer Staples                                              1.9
Financial Services                                            8.1
Health Care                                                   6.1
Integrated Oils                                               1.9
Materials and Processing                                      2.8
Miscellaneous                                                 1.4
Other Energy                                                  1.4
Producer Durables                                             1.3
Technology                                                    5.0
Utilities                                                     0.9
Long-Term Debt Obligations                                   52.5
Short-Term Investments                                        9.9
                                                  ---------------
Total Investments                                            99.9
Other Assets and Liabilities, Net                             0.1
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.1

See accompanying notes which are an integral part of the financial statements.

 12  Schedule of Investments

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2006

--------------------------------------------------------------------------------
FOOTNOTES:

(AE)  Nonincome-producing security.
(o)   Real Estate Investment Trust (REIT).
(sec.)All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold) or options written by the Fund.
(z)   Rate noted is yield-to-maturity from date of acquisition.
(c)   At amortized cost, which approximates market.

ABBREVIATIONS:

ADR - American Depositary Receipt
ADS - American Depositary Share
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
STRIP - Separate Trading of Registered Interest and Principal of Securities

                                            Notes to Schedule of Investments  13

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2006

Amounts in thousands
--------------------------------------------------------------------------------

ASSETS
Investments at market (identified cost $41,538).....................................    $               43,252
Receivables:
   Dividends and interest...........................................................                        14
   Dividends from affiliated money market funds.....................................                        17
   Investments sold.................................................................                       420
   From Adviser.....................................................................                        76
   Daily variation margin on futures contracts......................................                         2
                                                                                        ----------------------

Total assets........................................................................                    43,781
                                                                                        ----------------------

LIABILITIES
Payables:
      Investments purchased.................................    $                267
      Fund shares redeemed..................................                      71
      Accrued fees to affiliates............................                      70
      Other accrued expenses................................                      77
                                                                --------------------

Total liabilities...................................................................                       485
                                                                                        ----------------------

NET ASSETS..........................................................................    $               43,296
                                                                                        ======================

Net Assets Consist of:
Undistributed (overdistributed) net investment income...............................    $                  211
Accumulated net realized gain (loss)................................................                       969
Unrealized appreciation (depreciation) on:..........................................
      Investments...................................................................                     1,714
      Futures contracts.............................................................                        22
Shares of beneficial interest.......................................................                        42
Additional paid-in capital..........................................................                    40,338
                                                                                        ----------------------

NET ASSETS..........................................................................    $               43,296
                                                                                        ======================

NET ASSET VALUE, per share:
   Class A (Net assets $1,547,666 divided by 145,402 shares of $.01 par value shares
     of beneficial interest outstanding)............................................    $                10.64
                                                                                        ======================
   Class B (Net assets $41,748,521 divided by 4,035,564 shares of $.01 par value
     shares of beneficial interest outstanding).....................................    $                10.35
                                                                                        ======================

See accompanying notes which are an integral part of the financial statements.

 14  Statement of Assets and Liabilities

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

Amounts in thousands
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends........................................................................    $                  345
   Dividends from affiliated money market funds.....................................                       136
   Interest.........................................................................                     1,150
                                                                                        ----------------------

Total investment income.............................................................                     1,631

EXPENSES
   Advisory fees............................................    $                442
   Administrative fees......................................                      25
   Custodian fees...........................................                     102
   Distribution fees - Class B..............................                     364
   Transfer agent fees......................................                     126
   Professional fees........................................                      52
   Registration fees........................................                      38
   Shareholder servicing fees - Class A.....................                       4
   Shareholder servicing fees - Class B.....................                     122
   Trustees' fees...........................................                       1
   Insurance policy fees....................................                     377
   Printing fees............................................                       7
   Miscellaneous............................................                       9
                                                                --------------------

   Expenses before reductions...............................                   1,669
   Expense reductions.......................................                    (249)
                                                                --------------------
Net expenses........................................................................                     1,420
                                                                                        ----------------------
Net investment income (loss)........................................................                       211
                                                                                        ----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments..............................................                   1,147
   Futures contracts........................................                    (112)                    1,035
                                                                --------------------
Net change in unrealized appreciation (depreciation) on:
   Investments..............................................                     914
   Futures contracts........................................                      40                       954
                                                                --------------------    ----------------------

Net realized and unrealized gain (loss).............................................                     1,989
                                                                                        ----------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...............................    $                2,200
                                                                                        ======================

  See accompanying notes which are an integral part of the financial statements.

                                                     Statement of Operations  15

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

STATEMENTS OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

AMOUNTS IN THOUSANDS                                                    2006                     2005
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income (loss).............................    $                211    $                 (182)
   Net realized gain (loss).................................                   1,035                     1,902
   Net change in unrealized appreciation (depreciation).....                     954                    (1,872)
                                                                --------------------    ----------------------

Net increase (decrease) in net assets from operations.......                   2,200                      (152)
                                                                --------------------    ----------------------

DISTRIBUTIONS
   From net realized gain
      Class A...............................................                     (60)                      (20)
      Class B...............................................                  (1,794)                     (579)
                                                                --------------------    ----------------------

Net decrease in net assets from distributions...............                  (1,854)                     (599)
                                                                --------------------    ----------------------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share
     transactions...........................................                 (15,459)                  (17,376)
                                                                --------------------    ----------------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS.................                 (15,113)                  (18,127)

NET ASSETS
   Beginning of period......................................                  58,409                    76,536
                                                                --------------------    ----------------------
   End of period (including undistributed net investment
     income of $211 as of October 31, 2006).................    $             43,296    $               58,409
                                                                ====================    ======================

See accompanying notes which are an integral part of the financial statements.

 16  Statements of Changes in Net Assets

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

FINANCIAL HIGHLIGHTS - CLASS A

For a Share Outstanding Throughout Each Period.

                                                                           FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                                ------------------------------------------------------------
                                                                    2006            2005            2004           2003*
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD........................    $      10.43    $      10.48    $      10.31    $      10.00
                                                                ------------    ------------    ------------    ------------

INCOME FROM OPERATIONS
   Net investment income (loss) (a).........................             .12             .05             .02             .02
   Net realized and unrealized gain (loss)..................             .43            (.02)            .25             .29
                                                                ------------    ------------    ------------    ------------
      Total income (loss) from operations...................             .55             .03             .27             .31
                                                                ------------    ------------    ------------    ------------

DISTRIBUTIONS
   From net investment income (b)...........................              --              --              --              --
   From net realized gain...................................            (.34)           (.08)           (.10)             --
                                                                ------------    ------------    ------------    ------------
      Total distributions...................................            (.34)           (.08)           (.10)             --
                                                                ------------    ------------    ------------    ------------

NET ASSET VALUE, END OF PERIOD..............................    $      10.64    $      10.43    $      10.48    $      10.31
                                                                ============    ============    ============    ============

TOTAL RETURN (%) (c)(d).....................................            5.35             .31            2.61            3.17

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands).................           1,548           1,883           2,567           3,521
   Ratios to average net assets (%) (e):
      Operating expenses, net (f)...........................            2.10            2.09            2.10            2.02
      Operating expenses, gross.............................            2.60            2.36            2.34            2.24
      Net investment income (loss) (f)......................            1.14             .46             .19             .27
   Portfolio turnover rate (%) (c)..........................           74.03           78.54           81.15           38.14

* For the period January 21, 2003 (commencement of operations) to October 31, 2003.
(a)   Average month-end shares were used for this calculation.
(b)   Less than $.01 per share for the period ended October 31, 2003.
(c)   Periods less than one year are not annualized.
(d) Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
(e)   The ratios for periods less than one year are annualized.
(f) May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and custody credit arrangements.

  See accompanying notes which are an integral part of the financial statements.

                                              Financial Highlights - Class A  17

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

FINANCIAL HIGHLIGHTS - CLASS B

For a Share Outstanding Throughout Each Period.

                                                                           FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                                ------------------------------------------------------------
                                                                    2006            2005            2004           2003*
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD........................    $      10.22    $      10.35    $      10.26    $      10.00
                                                                ------------    ------------    ------------    ------------

INCOME FROM OPERATIONS
   Net investment income (loss) (a).........................             .04            (.03)           (.06)           (.04)
   Net realized and unrealized gain (loss)..................             .43            (.02)            .25             .30
                                                                ------------    ------------    ------------    ------------
      Total income (loss) from operations...................             .47            (.05)            .19             .26
                                                                ------------    ------------    ------------    ------------

DISTRIBUTIONS
   From net investment income (b)...........................              --              --              --              --
   From net realized gain...................................            (.34)           (.08)           (.10)             --
                                                                ------------    ------------    ------------    ------------
      Total distributions...................................            (.34)           (.08)           (.10)             --
                                                                ------------    ------------    ------------    ------------

NET ASSET VALUE, END OF PERIOD..............................    $      10.35    $      10.22    $      10.35    $      10.26
                                                                ============    ============    ============    ============

TOTAL RETURN (%) (c)(d).....................................            4.65            (.47)           1.83            2.60

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands).................          41,748          56,526          73,969          86,075
   Ratios to average net assets (%) (e):
      Operating expenses, net (f)...........................            2.85            2.84            2.85            2.79
      Operating expenses, gross.............................            3.35            3.11            3.09            3.01
      Net investment income (loss) (f)......................             .40            (.29)           (.56)           (.49)
   Portfolio turnover rate (%) (c)..........................           74.03           78.54           81.15           38.14

* For the period January 21, 2003 (commencement of operations) to October 31, 2003.
(a)   Average month-end shares were used for this calculation.
(b)   Less than $.01 per share for the period ended October 31, 2003.
(c)   Periods less than one year are not annualized.
(d) Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
(e)   The ratios for periods less than one year are annualized.
(f) May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and custody credit arrangements.

See accompanying notes which are an integral part of the financial statements.

 18  Financial Highlights - Class B

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2006

--------------------------------------------------------------------------------
1. ORGANIZATION

   Russell Investment Company (the "Investment Company" or "RIC") is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on one of these Funds (the "Fund"). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002. The Investment Company's master trust agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

   On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company and Frank Russell Investment Management Company changed its name to Russell Investment Management Company ("RIMCo" or "Adviser").

   The Fund has an Offering Period, a Guarantee Period and a Post Guarantee Period. Shares of the Fund were offered during the Offering Period but are not offered during the Guarantee Period, except in connection with reinvestment of distributions and dividends. Shares of the Fund will be offered on a continuous basis during the Post Guarantee Period without the principal protection feature. During the Guarantee Period, the Fund seeks some capital growth, while seeking to preserve principal. As of October 31, 2006, the Fund's allocation to equity securities was approximately 40% and the Fund's allocation to fixed income securities was approximately 60% of total net assets. Provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed by a shareholder, the Fund guarantees that the amount distributed, if any, to each shareholder at the end of the Guarantee Period will be no less than the value of that shareholder's investment as of the inception of the Guarantee Period less certain expenses. Certain expenses which are not covered by the Expense Limitation Agreement, such as litigation and other expenses not incurred in the ordinary course of the Fund's business, will reduce the Guarantee Amount. The Fund's Guarantee is backed by an unconditional and irrevocable financial guarantee from Ambac Assurance Corporation ("Ambac"), a financial guarantor and an operating subsidiary of Ambac Financial Group, Inc., pursuant to a financial guarantee insurance policy issued by Ambac for the benefit of the shareholders of the Fund. The Fund will pay to Ambac a fee equal to 0.75% per annum of the average daily net assets of the Fund during the Guarantee Period for providing the financial guarantee insurance policy. If the value of a shareholder's account is less than the Guaranteed Amount on the Guarantee Maturity Date, the Fund will be unable to meet its obligations under the Guarantee. If the Fund is unable to meet its obligations under the Guarantee on the Guarantee Maturity Date, the insurance policy requires Ambac to pay the Fund an amount sufficient to ensure that all shareholders would be able to redeem their shares on the Guarantee Maturity Date for an amount equal to their respective Guaranteed Amounts on the Guarantee Maturity Date. During the Post Guarantee Period, which will commence immediately following the Guarantee Period, the Fund seeks long-term growth of capital through investments primarily in common stocks and other equity securities. The following table presents the time periods of the Fund's three phases:

   Offering Period                                           01/21/03 - 02/27/03
   Guarantee Period                                          03/03/03 - 03/03/08
   Post Guarantee Period Commencement                        03/04/08

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   Security Valuation

   The Fund values portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Debt obligation securities maturing within 60 days at the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent market value of short-term debt obligations.

                                               Notes to Financial Statements  19

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Ordinarily, the Fund values each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

   - US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

   - US over-the-counter equities: Official closing price; last bid price if no closing price;

   - Listed ADRs/GDRs: Last sale price; last bid price if no sales;

   - Municipal bonds, US bonds: Evaluated bid price; broker quote if no evaluated bid price;

   - Futures: Settlement price.

   - Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

   - Short-term investments purchased by the Fund and maturing within 60 days of the date of purchase are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

   - The value of swap agreements is equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

   If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Fund will use the security's fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange in which the security is traded. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market on which they are traded, but rather may be priced by another method that the Fund's Board of Trustees believes reflects fair value. The use of fair value pricing by the Fund may cause the net asset of its share to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and daily movement of the benchmark index if the index is valued using another pricing method.

   This policy is intended to assure that the Fund's net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of net asset values for the Fund when the Fund deems that the particular event or circumstance would materially affect the Fund's net asset value. Investments in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

   In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosure.

   Investment Transactions

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

 20  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Investment Income

   Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

   Federal Income Taxes

   Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income or excise tax provision was required for the Fund.

   In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

   Dividends and Distributions to Shareholders

   Income, dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends and capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investments for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in futures, wash sale deferrals, and certain securities sold at a loss.

   Expenses

   The Fund will pay its own expenses other than those expressly assumed by RIMCo. Most expenses can be directly attributed to the individual Fund. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

   Class Allocation

   The Fund presented herein offers the following classes of shares: Class A and Class B. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Class B Shares were purchased at net asset value without paying an initial sales charge. However, if a shareholder redeems his or her Class B Shares within five years of the purchase date, the shareholder will pay a deferred sales charge calculated as a percentage of NAV at time of purchase. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of Shares based upon the relative proportion of net assets of each class. Class B Shares, along with their pro rata reinvested dividend shares, automatically convert to Class A Shares eight years after purchase.

   Derivatives

   To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

   The Fund typically uses derivatives in two ways: hedging and return enhancement. The Fund may use a hedging strategy for its cash reserves to achieve a strategy of being fully invested by exposing those reserves to the performance of appropriate markets

                                               Notes to Financial Statements  21

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   by purchasing equity or fixed income securities, as appropriate, and/or derivatives. Hedging is also used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist the Fund in meeting its investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   Options

   The Fund may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market.

   When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

   If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

   The Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates.

   Futures Contracts

   The Fund utilizes futures contracts to manage allocations between equity and fixed-income weightings. The face or contract amounts of these instruments reflect the extent of the Fund's exposure to market risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

   Index Swap Agreements

   The Fund may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Fund or to effect investment transactions consistent with the Fund's investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e. a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties.

 22  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Interest Rate Swap Agreements

   The Fund may enter into interest rate swap agreements, on either an asset-based or liability basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When the Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

   The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. To the extend that the Funds enter into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

   Guarantees

   In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

3. INVESTMENT TRANSACTIONS

   Securities

   During the period ended October 31, 2006, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were $29,165,082 and $28,261,863, respectively. Purchases and sales of US Government and Agency obligations (excluding short-term instruments, options, futures and repurchase agreements) were $5,451,805 and $24,619,102, respectively. Under the Financial Guarantee Agreement with Ambac, the Fund has certain restrictions with respect to the type, weighting, and duration of securities for which it may enter into transactions.

4. RELATED PARTIES

   Adviser and Administrator

   RIMCo advises and administers all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation services to RIMCo.

   The Fund is permitted to invest its cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Investment Company's Money Market Fund and US Government Money Market Fund (collectively the "Money Market Funds") (two of the Funds of the Investment Company not presented herein). As of October 31, 2006, $556,000 of the RIC Money Market Fund's net assets represents investments by this Fund and $2,037,699,107 represents the investment by other RIC Funds not presented herein. As of October 31, 2006, $3,530,000 of the RIC US Government Money Market Fund's net assets represents investment by this Fund.

   Effective August 1, 2006, the funds adopted new rules under the Investment Company Act of 1940 that addresses the ability of an investment company ("fund") to acquire shares of another fund. As of this date, the Adviser has agreed to rebate back to the Funds, the amount that was permitted to invest their cash reserves (cash awaiting investment and collateral received from the Securities Lending Program). For the period ended October 31, 2006, the amount waived was $1,733.

                                               Notes to Financial Statements  23

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   The advisory and administrative fees are based upon the average daily net assets of the Fund and the rate specified in the table below. The advisory and administrative fees are payable monthly and total $442,349 and $25,133, respectively, for the period ended October 31, 2006.

                                                    ANNUAL RATE
                                          -------------------------------
                                             ADVISER       ADMINISTRATOR
   ----------------------------------------------------------------------
   Guarantee Period                            0.88%            0.05%
   Post Guarantee Period                       0.88             0.05

   Pursuant to an expense limitation agreement (the "Expense Limitation Agreement") and subject to possible reimbursement to the investment adviser within three years, the adviser has contractually agreed to waive, during the Guarantee Period ending March 3, 2008, up to the full amount of its 0.93% combined advisory and administrative fees and to reimburse the Fund to the extent that expenses for Class A and Class B Shares exceed 2.10% and 2.85%, respectively, of average net assets on an annualized basis. Certain expenses that are not covered by the Expense Limitation Agreement, such as extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, will reduce the Guaranteed Amount. The total amount of the waiver for the period ended October 31, 2006 was $247,401.

   To the extent fees are waived by the Adviser, the Fund may reimburse the Adviser for any reductions in the Fund's expenses during the three years following the reduction if such reimbursement is requested by the Adviser, if such reimbursement can be achieved within the specified expense limitation and if the Board of Trustees approves the reimbursement as not inconsistent with the best interest of the Fund. For the periods ended October 31, 2006, October 31, 2005, and October 31, 2004, the Adviser has not recouped waivers of $249,134, $174,205 and $201,841, respectively.

   Custodian

   The Fund has entered into arrangements with its Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period ended October 31, 2006, the Fund's custodian fees were reduced $249 under these arrangements which are included in expense reductions on the Statement of Operations.

   Transfer Agent

   RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Fund presented herein for the period ended October 31, 2006 were $125,522.

   Distributor and Shareholder Servicing

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to Russell Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of RIMCo, or any Selling Agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class B Shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of a Fund's Class B Shares on an annual basis.

   In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Fund may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class A or Class B Shares of the Fund. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund's Class A and Class B Shares on an annual basis.

   Pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed at the class level on each of the Class A Shares and the Class B Shares of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A and Class B Shares may pay more than the economic equivalent of the maximum sales charges permitted by the NASD.

 24  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

4. RELATED PARTIES

   Accrued fees payable to affiliates for the period ended October 31, 2006 were as follows:

                                             MULTI-MANAGER
                                          PRINCIPAL PROTECTED
   ----------------------------------------------------------
   Advisory fees                           $          13,673
   Administration fees                                 1,892
   Distribution fees                                  26,751
   Shareholder servicing fees                          9,200
   Transfer agent fees                                18,249
   Trustee fees                                          161
                                           -----------------
                                           $          69,926
                                           =================

   Brokerage Commissions

   The Funds will effect transactions through Russell Implementation Services, Inc. ("RIS") and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers, (ii) to generate commission rebates to the Funds on whose behalf the trades were made, (iii) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (iv) to execute portfolio securities transactions selected by money managers. Effective January 1, 2006, the Funds began transitioning trades used to obtain research services and to generate commission rebates from RIS to LJR (as defined and described more fully below). During the transition, some of these trades may continue to be executed through RIS. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds' money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through RIS and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through RIS based upon asset class, investment style and other factors. Research services provided to RIMCo by RIS or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will be generally obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by non-affiliated brokers.

   Effective January 1, 2006, the Funds began effecting transactions though Lynch, Jones & Ryan, Inc. ("LJR") and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds' money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will be generally obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

   RIS, LJR or other brokers also may rebate to the Funds a portion of commissions earned on certain trading by the Funds through RIS, LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo's research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

   There was no amount retained by Russell Implementation Services, Inc. for the period ended October 31, 2006.

                                               Notes to Financial Statements  25

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

   Additionally, the Fund paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Adviser.

   Board of Trustees

   The Russell Fund Complex consists of Russell Investment Company, which has 34 Funds, and Russell Investment Funds ("RIF"), which has five Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 ($5,000 prior to January 1, 2006) for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees' out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair and Investment Committee chair were each paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

5. FEDERAL INCOME TAXES

   The Fund may have net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At October 31, 2006, the Funds had no capital loss carryforwards.

   At October 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

   Cost of Investments                         $     41,571,524
                                               ================
   Unrealized Appreciation                            1,941,839
   Unrealized Depreciation                             (261,785)
                                               ----------------
   Net Unrealized Appreciation (Depreciation)  $      1,680,054
                                               ================
   Undistributed Ordinary Income               $        373,945
   (Capital Loss Carryforward)                 $        861,310
   Tax Composition of Distributions:
   Long-Term Capital Gains                     $      1,854,022

6. FUND SHARE TRANSACTIONS (amounts in thousands)

   Share transactions for the periods ended October 31, 2006 and October 31, 2005 were as follows:

                                                                      SHARES                                DOLLARS
                                                        -----------------------------------   -----------------------------------
                                                              2006               2005               2006               2005
   RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND       ----------------   ----------------   ----------------   ----------------
      Class A
      Proceeds from shares sold                                       --                 --   $             --   $             --
      Proceeds from reinvestment of distributions                      6                  2                 57                 19
      Payments for shares redeemed                                   (41)               (66)              (419)              (693)
                                                        ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                        (35)               (64)              (362)              (674)
                                                        ----------------   ----------------   ----------------   ----------------
      Class B
      Proceeds from shares sold                                       --                 --                 --                 --
      Proceeds from reinvestment of distributions                    168                 52              1,691                552
      Payments for shares redeemed                                (1,663)            (1,672)           (16,788)           (17,254)
                                                        ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                     (1,495)            (1,620)           (15,097)           (16,702)
                                                        ----------------   ----------------   ----------------   ----------------
      Total increase (decrease)                                   (1,530)            (1,684)  $        (15,459)  $        (17,376)
                                                        ================   ================   ================   ================

 26  Notes to Financial Statements

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2006

--------------------------------------------------------------------------------

7. LINE OF CREDIT

   The Investment Company has a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Investment Company is charged an annual commitment fee of .125% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Investment Company's Funds. Interest is calculated at the Federal Fund Rate plus .50% annually. The Fund may borrow up to a maximum of 33.33% of the value of its net assets under the agreement. The agreement will expire December 20, 2006 and will not be renewed at that time. The Fund did not have any drawdowns for the period ended October 31, 2006.

8. INTERFUND LENDING PROGRAM

   The Investment Company Fund has been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the Fund may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to the Fund's fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity of additional borrowing costs. The Fund did not borrow through the program for the period ended October 31, 2006.

9. RECORD OWNERSHIP

   As of October 31, 2006, the Fund had no shareholders of record with greater than 10% of the total outstanding shares.

10. DIVIDENDS

   On December 12, 2006, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income and capital gains, respectively, payable on December 15, 2006 to shareholders on record December 13, 2006.

                                                                   NET INVESTMENT          SHORT-TERM             LONG-TERM
   FUNDS                                                               INCOME             CAPITAL GAINS         CAPITAL GAINS
   -----------------------------------------------------------------------------------------------------------------------------
   Russell Multi-Manager Principal Protected - Class A           $            0.1408   $            0.0403   $            0.2130
   Russell Multi-Manager Principal Protected - Class B                        0.0520                0.0403                0.2130

                                               Notes to Financial Statements  27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Russell Investment Company (formerly Frank Russell Investment Company):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Russell Multi-Manager Principal Protected Fund (one of the portfolios constituting Russell Investment Company, hereafter referred to as the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PRICEWATERHOUSE COOPER LLP SIGNATURE

Seattle, Washington
December 22, 2006

 28  Report of Independent Registered Public Accounting Firm

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGY DURING THE GUARANTEE PERIOD (UNAUDITED)

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE DURING THE GUARANTEE PERIOD

During the Guarantee Period, the Fund seeks some capital growth, while seeking to preserve principal.

INVESTMENT STRATEGY DURING THE GUARANTEE PERIOD

Under normal market conditions, during the Guarantee Period the Fund's assets will be allocated between:

- AN EQUITY COMPONENT, consisting primarily of common stocks and common stock equivalents, such a preferred stocks and securities convertible into common stocks; and

- A FIXED INCOME COMPONENT, consisting primarily of high quality debt instruments.

The Fund's investment adviser, RIMCo, will allocate the Fund's assets on an ongoing basis between the equity component and the fixed income component. Assets not allocated to money managers are managed by RIMCo. The Fund intends to be fully invested at all times in fixed income securities, equity securities and money market instruments or funds.

EQUITY COMPONENT. The equity component consists primarily of common stocks of large and medium capitalization companies, most of which are US based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund generally defines large and medium capitalization stocks as stocks of companies comprising the Russell 1000(R) Index.

The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. Assets not allocated to money managers are managed by RIMCo. The Fund generally pursues a market-oriented style of security selection. Managers select securities from the broad large and medium capitalization market rather than focusing exclusively on the growth or value segments of the market. As a result, the Fund holds securities representing a broad cross-section of companies and industries.

FIXED INCOME COMPONENT. The fixed income component consists primarily of high quality debt instruments. The weighted average duration of the fixed income component is expected to correspond (within approximately one month) to the period remaining until the Guarantee Maturity Date. Generally, fixed income securities with longer durations are more sensitive to changes in interest rates. The fixed income component may include US Government securities and other high quality debt securities, such as commercial paper. The US Government securities may, but need not, be backed by the full faith and credit of the United States. US Government securities include securities called STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding US Treasury or agency note or bond and selling them as individual securities. The Fund does not expect to invest in interest-only STRIPS. The fixed income component may also include futures contracts or fixed income securities, swaps and money market instruments.

FOR MORE INFORMATION, PLEASE REFER TO THE FUND'S MOST RECENT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

    Investment Objective and Investment Strategy during the Guarantee Period  29

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

TAX INFORMATION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
For the year ended October 31, 2006, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2006, the Fund hereby designates under
Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Fund designates dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as 97.9%.

The Form 1099 mailed to you in January 2007 will show the tax status of all distributions paid to your account in calendar year 2006.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,854,022 as long-term capital gain dividends for their taxable year ended October 31, 2006.

 30  Tax Information

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the "RIMCo Agreement") for all funds overseen by the Board and the portfolio management contract with each Money Manager of the Fund (collectively, the "portfolio management contracts") and other funds overseen by the Board at a meeting held on April 18, 2006. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Fund, sales and redemptions of the Fund's shares, and the management of the Fund by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Fund, including information requested by the Independent Trustees; (2) information (the "Third-Party Information") received from an independent, nationally recognized provider of investment company information comparing the performance of the Fund and its operating expenses over various periods of time with other peer funds ("Comparable Funds") not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Fund; and (3) an analysis of the Third-Party Information prepared by RIMCo (the "RIMCo Analysis" and, with the other information requested by the Independent Trustees or provided by RIMCo in connection with the Board's consideration of the portfolio management contracts, the "Agreement Renewal Information") addressing, among other things, performance and expense differentials between the Fund and its Comparable Funds. The Independent Trustees also received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 17, 2006, the Independent Trustees met in person to review the Agreement Renewal Information in a private session with independent counsel at which no representatives of RIMCo or management were present. At the April 18 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board at this meeting encompassed this Fund and all RIMCo managed funds for which the Board has responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analysis received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser's style and investment philosophy. RIMCo has engaged multiple Money Managers for the Fund.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for the Fund with the constraints imposed by limitations imposed upon the Fund contractually by the Fund's financial guarantee agreement. Assets of the Fund have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for the Fund.

RIMCo is responsible for selecting Money Managers for the Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo in accordance with the Fund's applicable investment objective, policies and restrictions (each, a "segment"). RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with the Fund's investment objective and policies; authorizing Money Managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo's research and analysis, such actions are appropriate. RIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo's selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. The performance of individual Money Managers for the Fund may reflect the roles assigned to them by RIMCo in the Fund's investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects in great part the performance of RIMCo in

                         Basis for Approval of Investment Advisory Contracts  31

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

designing the Fund's investment program, structuring Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board also considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo's role as the principal investment manager for the Fund, rather than the investment selection role of the Fund's Money Managers, and describe the manner in which the Fund operates so that investors may take the information into account when deciding to purchase shares of the Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the funds under the Board's oversight, including the Fund, and the likelihood that, at the current expense ratios of the funds, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to conduct the manager-of-managers strategy of the Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Fund, the Trustees considered, with respect to the Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1. The nature, scope and quality of the services provided to the Fund by RIMCo;

2. The advisory fee paid by the Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by RIMCo as to expenses incurred by the Fund; and

5. Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund.

At the April 18 Board meeting, RIMCo and management reviewed the reasonableness of the Fund's investment advisory fees. On the basis of the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the April 18 Board meeting by RIMCo, the Board, in respect of the Fund, found the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Fund, after giving effect to waivers and/or reimbursements and considering differences in the composition and investment strategies of its Comparable Funds. The Board also determined that the relative expense ratio of the Fund was comparable to those of its Comparable Funds; RIMCo's methodology of allocating expenses of operating funds in the complex was reasonable; and RIMCo's profitability with respect to the Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

At the April 18 Board meeting, the Board concluded that the performance of the Fund, in light of its particular circumstances, supported continuation of the RIMCo Agreement, again based upon the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo. In evaluating performance, the Board considered the Fund's absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. In the case of the Fund, the Board considered that the Fund generally has a lower allocation to equities than its Comparable Funds because of the market environment at the time of the Fund's inception. The Fund's allocation to equities is not determined by RIMCo but rather is prescribed contractually by the terms of the Fund's financial guarantee insurance agreement. The Board also considered RIMCo's undertaking to review the Fund's current money manager structure in light of declining assets under management.

At the April 18 Board meeting, the Board considered for all funds under its supervision, whether economies of scale have been realized and whether the fees for the Fund appropriately reflect or should be revised to reflect any such economies. In its deliberations, the Board noted its findings reached at a meeting held on February 28, 2006 that the investment advisory fees for the Fund reflect any economies of scale realized by the Fund. In the case of the Fund, RIMCo noted that assets have been declining rather than increasing. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the funds under the Board's supervision generally are lower, and may, in some cases, be substantially lower, than the rates paid by such funds. RIMCo reviewed with the Trustees the differences in the scope of services it provides to institutional

 32  Basis for Approval of Investment Advisory Contracts

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

clients and the funds supervised by the Board. For example, institutional clients have fewer administrative needs than the funds supervised by the Board. It was further noted that since the funds supervised by the Board must constantly issue and redeem shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

At the April 18 Board meeting, in voting to approve the continuation of the RIMCo Agreement on its current terms and conditions for the Fund, the Board, after considering the foregoing and other relevant factors, determined that continuation of the RIMCo Agreement was in the best interests of the Fund and its respective shareholders.

At the April 18 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager's performance over various periods; RIMCo's assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Fund's underwriter; and RIMCo's recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate pending its review of the Fund's Money Manager structure. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo's explanation in light of the Board's findings as to the aggregate investment advisory fees paid by the Fund and the fact that each Money Manager's fee is paid by RIMCo.

Based substantially upon RIMCo's recommendations together with the information received from RIMCo in support of its recommendations, at the April 18 meeting, the Board concluded that the fees paid to the Money Managers of the Fund, under the Fund's particular circumstances, were reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of the Fund was in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo's recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a fund-by-fund basis and their determinations were made in respect of each fund, including the Fund.

At a meeting held on May 23, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Fund. In the case of the Fund, the Trustees approved the terms of the proposed portfolio management contract with the successor Money Manager based substantially upon RIMCo's recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Fund's underwriter; RIMCo's explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with RIMCo; RIMCo's awareness of the fees charged by the Money Manager to other clients; and RIMCo's belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 18, 2006 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers' investment advisory fee is paid by RIMCo.

                         Basis for Approval of Investment Advisory Contracts  33

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

SHAREHOLDER REQUESTS FOR ADDITIONAL INFORMATION -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
As a courtesy to Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, and (iv) at the Securities and Exchange Commission's public reference room.

The Board has delegated to RIMCo, as RIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds' Statement of Additional Information ("SAI"). The SAI is available (i) free of charge, upon request, by calling the Fund at
(800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Ambac Assurance Corporation, a Wisconsin domiciled stock insurance company (the "Insurer"), is the issuer of a financial guarantee policy for the benefit of shareholders of the Fund. If the Fund is unable to meet its obligations under the guarantee on the Guarantee Maturity Date, the insurance policy requires Ambac to pay the Fund an amount sufficient to ensure that all shareholders would be able to redeem their shares on the Guarantee Maturity Date for an amount equal to their respective guaranteed amounts on the Guarantee Maturity Date. Ambac is a wholly-owned subsidiary of AFG, a publicly-held company. AFG is subject to the informational requirements of the Securities Exchange Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information, including AFG's most recent annual or quarterly report, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission.

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 787-7354 or contact your financial institution and we will begin sending you individual copies thirty days after receiving your request.

If you wish to receive the Fund's prospectus and each annual and semi-annual report electronically, please call us at (800) 787-7354 or contact your financial institution.

 34  Shareholder Requests for Additional Information

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company ("RIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 *Michael J.A.        Trustee since     Appointed until  - Chairman of the Board, FRC          39         None
 Phillips,            2002              successor is     - 1990-2003, President, FRC
 Born January 20,                       duly elected     - 1993-2003, CEO, FRC
 1948                                   and qualified    - Trustee, RIC and RIF
                                                         - Director, RTC; Russell
 909 A Street                                              Investments (Suisse) S.A.
 Tacoma, Washington                                        (global investment
 98402-1616                                                services); Russell
                                                           Investments Limited
                                                           (consultant to institutional
                                                           investors in Europe and the
                                                           UK)
                                                         - Chairman of the Board and
                                                           President, Russell 20-20
                                                           Association; and Russell
                                                           Investments Delaware Inc.
                                                           (general partner in various
                                                           limited partnerships
                                                           ("RIDI"))
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 Thaddas L. Alston,   Trustee since     Appointed until  - Senior Vice President, Larco        39         None
 Born April 7, 1945   2006              successor is       Investments, Ltd.
                                        duly elected
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul E. Anderson,    Trustee since     Appointed until  - President, Anderson                 39         None
 Born October 15,     1984              successor is       Management Group LLC
 1931                                   duly elected       (private investments
                      Chairman of the   and qualified      consulting)
 909 A Street         Nominating and                     - February 2002 to June 2005,
 Tacoma, Washington   Governance        Appointed until    Lead Trustee, RIC and RIF
 98402-1616           Committee since   successor is
                      2006              duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------



* Mr. Phillips is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an interested trustee.

                              Disclosure of Information about Fund Directors  35

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake,    Trustee since     Appointed until  - President, Kristianne Gates         39         - Trustee WM Group
 Born January 22,     2000              successor is       Blake, P.S. (accounting                          of Funds
 1954                                   duly elected       services)                                        (investment
                      Chairperson       and qualified    - Director and Chairman of the                     company)
 909 A Street         since 2005                           Audit Committee, Avista                        - Director, Avista
 Tacoma, Washington                     Annual             Corp.                                            Corp.
 98402-1616                                              - Trustee and Chairman of the
                                                           Operations and Distribution
                                                           Committee, WM Group of Funds
                                                         - February 2002 to June 2005,
                                                           Chairman of the Audit
                                                           Committee, RIC and RIF
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Daniel P. Connealy   Trustee since     Appointed until  - June 2004 to present, Senior        39         None
 Born June 6, 1946    2003              successor is       Vice President and Chief
                                        duly elected       Financial Officer, Waddell &
 909 A Street         Chairman of       and qualified      Reed Financial, Inc.
 Tacoma, Washington   Audit Committee                    - 2003, Retired
 98402-1616           since 2005        Appointed until  - 2001-2003, Vice President
                                        successor is       and Chief Financial Officer,
                                        duly elected       Janus Capital Group Inc.
                                        and qualified    - 1979-2001, Audit and
                                                           Accounting Partner,
                                                           PricewaterhouseCoopers LLP
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jonathan Fine        Trustee since     Appointed until  - President and Chief                 39         None
 Born July 8, 1954    2004              successor is       Executive Officer, United
                                        duly elected       Way of King County, WA
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Raymond P.           Trustee since     Appointed until  - President, Simpson                  39         None
 Tennison, Jr.        2000              successor is       Investment Company and
 Born December 21,                      duly elected       several additional
 1955                                   and qualified      subsidiary companies,
                                                           including Simpson Timber
 909 A Street                                              Company, Simpson Paper
 Tacoma, Washington                                        Company and Simpson Tacoma
 98402-1616                                                Kraft Company
----------------------------------------------------------------------------------------------------------------------------

 36  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Jack Thompson,       Trustee since     Appointed until  - September 2003 to present,          39         Director, Sparx
 Born March 21, 1949  2005              successor is       Independent Board Chair and                    Japan Fund
                                        duly elected       Chairman of the Audit
 909 A Street                           and qualified      Committee, Sparx Japan Fund
 Tacoma, Washington                                      - May 1999 to May 2003,
 98402-1616                                                President, Chief Executive
                                                           Officer and Director, Berger
                                                           Financial Group, LLC
                                                         - May 1999 to May 2003,
                                                           President and Trustee,
                                                           Berger Funds
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Julie W. Weston,     Trustee since     Appointed until  - Retired since 2000                  39         None
 Born October 2,      2002              successor is     - 1987 to 2002, Director,
 1943                                   duly elected       Smith Barney Fundamental
                      Chairperson of    and qualified      Value Fund
 909 A Street         the Investment
 Tacoma, Washington   Committee since   Appointed until
 98402-1616           2006              successor is
                                        duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------
 TRUSTEES EMERITUS
----------------------------------------------------------------------------------------------------------------------------
 *George F. Russell,  Trustee Emeritus  Until            - Director Emeritus, Frank            39         None
  Jr.,                and Chairman      resignation or     Russell Company (investment
  Born July 3, 1932   Emeritus since    removal            consultant to institutional
                      1999                                 investors ("FRC")); and
  909 A Street                                             RIMCo
  Tacoma, Washington                                     - Chairman Emeritus, RIC and
  98402-1616                                               RIF; Russell Implementation
                                                           Services Inc. (broker-dealer
                                                           and investment adviser
                                                           ("RIS")); Russell 20-20
                                                           Association (non-profit
                                                           corporation); and Russell
                                                           Trust Company (non-
                                                           depository trust company
                                                           ("RTC"))
                                                         - Chairman, Sunshine
                                                           Management Services, LLC
                                                           (investment adviser)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul Anton, Ph.D.,   Trustee Emeritus  Five year term   - Retired since 1997                  39         None
 Born December 1,     since 2003                         - Trustee of RIC and RIF until
 1919                                                      2002
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------

*  Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

                              Disclosure of Information about Fund Directors  37

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES EMERITUS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 William E. Baxter,   Trustee Emeritus  Five year term   - Retired since 1986                  39         None
 Born June 8, 1925    since 2004                         - Trustee of RIC and RIF until
                                                           2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Lee C. Gingrich,     Trustee Emeritus  Five year term   - Retired since 1995                  39         None
 Born October 6,      since 2006                         - Trustee of RIC and RIF until
 1930                                                      2005
                                                         - Chairman of the Nominating
 909 A Street                                              and Governance Committee
 Tacoma, Washington                                        2001-2005
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Eleanor W. Palmer,   Trustee Emeritus  Five year term   - Retired since 1981                  39         None
 Born May 5, 1926     since 2004                         - Trustee of RIC and RIF until
                                                           2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------

 38  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                Position(s) Held
            Name,                with Fund and         Term                        Principal Occupation(s)
             Age,                  Length of            of                               During the
           Address                Time Served         Office                            Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------
 Cheryl Wichers                 Chief Compliance  Until removed    - Chief Compliance Officer, RIC
 Born December 16, 1966         Officer since     by Independent   - Chief Compliance Officer, RIF
                                2005              Trustees         - Chief Compliance Officer, RIMCo
 909 A Street                                                      - April 2002-May 2005, Manager, Global Regulatory
 Tacoma, Washington                                                  Policy
 98402-1616                                                        - 1998-2002, Compliance Supervisor, Russell Investment
                                                                     Group
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Greg J. Stark,                 President and     Until successor  - President and CEO, RIC and RIF
 Born May 3, 1968               Chief Executive   is chosen and    - Chairman of the Board, President and CEO, RIMCo
                                Officer since     qualified by     - Chairman of the Board, President and CEO, RFD
 909 A Street                   2004              Trustees         - Chairman of the Board and President, Russell
 Tacoma, Washington                                                  Insurance Agency, Inc. (insurance agency ("RIA"))
 98402-1616                                                        - Until 2004, Managing Director of Individual Investor
                                                                     Services, FRC
                                                                   - 2000 to 2004, Managing Director, Sales and Client
                                                                     Service, RIMCo
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson,               Treasurer and     Until successor  - Treasurer, Chief Accounting Officer and CFO, RIC and
 Born November 26, 1963         Chief Accounting  is chosen and      RIF
                                Officer since     qualified by     - Director, Funds Administration, RIMCo, RTC and RFD
 909 A Street                   1998              Trustees         - Treasurer and Principal Accounting Officer, SSgA
 Tacoma, Washington                                                  Funds
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hanly,               Chief Investment  Until removed    - Chief Investment Officer, RIC, RIF, FRC, RTC
 Born November 17, 1964         Officer since     by Trustees      - Director and Chief Investment Officer, RIMCo and RFD
                                2004                               - 1999 to 2003, Chief Financial Officer, FRC, RIC and
 909 A Street                                                        RIF
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Karl J. Ege,                   Secretary since   Until successor  - General Counsel and Managing Director of Law and
 Born October 8, 1941           1994              is chosen and      Government Affairs, Secretary, FRC
                                                  qualified by
 909 A Street                                     Trustees
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------

                              Disclosure of Information about Fund Directors  39

RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

TRUSTEES
 Thaddas L. Alston
 Paul E. Anderson
 Kristianne Blake
 Daniel P. Connealy
 Jonathan Fine
 Michael J.A. Phillips
 Raymond P. Tennison, Jr.
 Jack R. Thompson
 Julie W. Weston

TRUSTEES EMERITUS
 George F. Russell, Jr.
 Paul Anton, Ph.D.
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

OFFICERS
 Gregory J. Stark, President and Chief Executive Officer
 Cheryl Wichers, Chief Compliance Officer
 Thomas F. Hanly, Chief Investment Officer
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Karl J. Ege, Secretary

ADVISOR, ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT
 Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Josiah Quincy Building
 200 Newport Avenue
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) 787-7354

LEGAL COUNSEL
 Dechert LLP
 200 Clarendon Street, 27th Floor
 Boston, MA 02116-5021

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 PricewaterhouseCoopers LLP
 1420 5th Avenue
 Suite 1900
 Seattle, WA 98101

MONEY MANAGERS AS OF OCTOBER 31, 2006
 Jacobs Levy Equity Management, Inc., Florham Park, NJ
 Lehman Brothers Asset Management LLC, Chicago, IL

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

 40  Manager, Money Managers and Service Providers

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
(RUSSELL LOGO)

RUSSELL INVESTMENT COMPANY
909 A Street
Tacoma, Washington 98402

800-787-7354
Fax: 253-591-3495

www.russell.com

On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company, and Frank Russell Investment Management Company changed its
name to Russell Investment Management Company.               36-08-155 (1 10/06)

ITEM 2. CODE OF ETHICS. [ANNUAL REPORT ONLY]

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer ("Code").

(b) That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

     1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     2) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by each Mutual Fund;

     3) compliance with applicable laws and governmental rules and regulations;

     4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

     5)   accountability for adherence to the Code.

(c) The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d) As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant's principal executive officer and principal financial officer.

(e)  Not applicable.

(f) The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. [ANNUAL REPORT ONLY]

Registrant's board of trustees has determined at a meeting held on February 23, 2005, that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be "independent" for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. [ANNUAL REPORT ONLY]

AUDIT FEES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2005   $1,203,379
2006   $1,309,500

AUDIT-RELATED FEES

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

         Fees    Nature of Services
       -------   ------------------
2005   $47,763   Performance of agreed-upon procedures with respect to 04/30/05 semi-annual reports

2006   $38,400   Performance of agreed-upon procedures with respect to 04/30/06 semi-annual reports

TAX FEES

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

         Fees     Nature of Services
       --------   ------------------
2005   $273,838   Tax services
2006   $301,000   Tax services

ALL OTHER FEES

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

         Fees    Nature of Services
       -------   ------------------
2005   $51,079   Review excise reconciliations; funds merger analysis, review equalization calculations, anti-money laundering

2006   $28,251   Review excise reconciliations, transfer agent internal controls analysis, overhead/travel

(e) (1) Registrant's audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant's accountants:

                           RUSSELL INVESTMENT COMPANY
                            RUSSELL INVESTMENT FUNDS
                AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY
                          EFFECTIVE DATE: MAY 19, 2003
                      AS AMENDED THROUGH NOVEMBER 14, 2005

I.   STATEMENT OF PURPOSE.

This Policy has been adopted by the Audit Committee (the "RIC Audit Committee") of the Board of Trustees of Russell Investment Company ("RIC") and the Audit Committee (the "RIF Audit Committee") of the Russell Investment Funds ("RIF") to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of RIC, the term "Audit Committee" as used in this policy shall refer to the RIC Audit Committee and the term "Fund" shall refer to RIC. In the case of RIF, the term "Audit Committee" as used in this Policy shall refer to the RIF Audit Committee and the term "Fund" shall refer to RIF. The term "Investment Adviser" shall refer to Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds' independent auditor.

II.  STATEMENT OF PRINCIPLES.

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Fund's Board of Trustees (the "Audit Committee") is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services ("non-audit services") performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

     - Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

     -    Is in the position of auditing its own work; or

     - Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Fund. This Policy is designed to accomplish those requirements and will henceforth be

----------
* For purposes of this Policy, an affiliate of the Funds is defined as the Funds' investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the "SEC") establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services ("general pre-approval"), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund's independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. DELEGATION.

As provided in the Act and in the SEC's rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.  AUDIT SERVICES.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund's systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor's report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund's SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund's securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V.   AUDIT-RELATED SERVICES.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. "Audit related services" include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI.  TAX SERVICES.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor's independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund's tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII. ALL OTHER SERVICES.

The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as "all other" services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the permissible "all other services" set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible "all other services" not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC's prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC's rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as

"all other services" for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.  PROCEDURES.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the "RIC/RIF Clearance Committee" (the "Clearance Committee") (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC's rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RIC or RIF.

X.   ADDITIONAL REQUIREMENTS.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor's continuing independence from the Fund and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through
(d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

AUDIT FEES           100%
AUDIT-RELATED FEES   100%
TAX FEES             100%
ALL OTHER FEES       100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2005   $127,413
2006   $149,250

(h) The registrant's audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. [NOT APPLICABLE]

ITEM 6. [SCHEDULES OF INVESTMENTS ARE INCLUDED AS PART OF THE REPORT TO SHAREHOLDERS FILED UNDER ITEM 1 OF THIS FORM]

ITEMS 7-9. [NOT APPLICABLE]

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES

     (a) Registrant's principal executive officer and principal financial officer have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

     (b) There were no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant's internal control over financial reporting.

ITEM 12. EXHIBIT LIST

     (a) Registrant's code of ethics described in Item 2

     (b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RUSSELL INVESTMENT COMPANY


By: /s/ Greg J. Stark
    ---------------------------------
    Greg J. Stark
    Principal Executive Officer and
    Chief Executive Officer

Date: December 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Greg J. Stark
    ---------------------------------
    Greg J. Stark
    Principal Executive Officer and
    Chief Executive Officer

Date: December 22, 2006


By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Principal Financial Officer,
    Principal Accounting Officer and
    Treasurer

Date: December 22, 2006